As filed with the Securities and Exchange Commission on September 16, 2016.

1933 Act Registration No. 33-87244
1940 Act Registration No. 811-8894

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933		[X]

Pre-Effective Amendment No. [ ]		[ ]

Post-Effective Amendment No. 143		[X]
and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940		[X]

Amendment No. 144		[X]

JNL SERIES TRUST
(Exact Name of Registrant as Specified in Charter)

1 Corporate Way, Lansing, Michigan 48951
(Address of Principal Executive Offices) (Zip Code)

Registrant's Telephone Number, including Area Code: (517) 381-5500

225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
(Mailing Address)

with a copy to:
	Susan S. Rhee, Esq.	Ropes & Gray LLP
	JNL Series Trust	32nd Floor
	Vice President, Counsel & Secretary	191 North Wacker Drive
	1 Corporate Way	Chicago, Illinois 60606
	Lansing, Michigan 48951	Attn: Paulita A. Pike, Esq.

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

[ ]	immediately upon filing pursuant to paragraph (b)

[X]	on September 19, 2016 pursuant to paragraph (b)

[ ]	60 days after filing pursuant to paragraph (a)(1)

[ ]	on __________ pursuant to paragraph (a)(1)

[ ]	75 days after filing pursuant to paragraph (a)(2)

[ ]	on __________ pursuant to paragraph (a)(2) of Rule 485

[X]	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Part C.
Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Amendment to the Registration Statement.

This Amendment to the Registration Statement on Form N-1A (the "Registration Statement") is being filed pursuant to Rule 485(b) under the Securities Act of 1933, as amended.  This Amendment is being filed to describe, in a supplement, the following changes:

1)	To change the investment strategy for the following funds, effective September 19, 2016:
-the JNL/S&P Competitive Advantage Fund;
-the JNL/S&P Dividend Income & Growth Fund;
-the JNL/S&P Intrinsic Value Fund; and,
-the JNL/S&P Total Yield Fund.
2)	To add the following new fund and respective Investment Sub-Advisers, effective September 19, 2016:
-the JNL Multi-Manager Mid Cap Fund (New Investment Sub-Advisers: Champlain Investment Partners, LLC; ClearBridge Investments, LLC; and, Victory Capital Management, Inc.)
3)	To reflect other changes.

The supplement described herein above is intended to supplement the Registration Statement, which was filed with the Commission on April 22, 2016, as part of Post-Effective Amendment No. 139 to the Registration Statement (Accession No. 0000933691-16-00056) and to file exhibits to the Registration Statement.  This Amendment does not otherwise delete, amend or supersede any other prospectus, Statement of Additional Information, exhibit, undertaking, or other information contained in the Registration Statement.

PROSPECTUS
Class A and Class B Shares
September 19, 2016
JNL® SERIES TRUST
Business Address:  1 Corporate Way • Lansing, Michigan 48951
Mailing Address:  225 W. Wacker Drive, Suite 1200 • Chicago, Illinois 60606

This Prospectus provides you with the basic information you should know before investing in certain funds of the JNL Series Trust (“Trust”).

The shares of the Trust are sold to life insurance company separate accounts and other registered investment companies to fund the benefits of variable annuity contracts and variable life insurance policies.  Shares of the Trust may also be sold directly to non-qualified retirement plans and to other affiliated funds.  The Trust currently offers shares in the following separate Funds (“Fund” or “Funds”) among others, each with its own investment objective.

Regulated Investment Company Funds
JNL Multi-Manager Mid Cap Fund	Class A
JNL/S&P Competitive Advantage Fund	Class A and Class B
JNL/S&P Dividend Income & Growth Fund	Class A and Class B
JNL/S&P Intrinsic Value Fund	Class A and Class B
JNL/S&P Total Yield Fund	Class A and Class B

The Securities and Exchange Commission (“SEC”) and the Commodity Futures Trading Commission (“CFTC”) have not approved or disapproved these securities or determined if this Prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

For more detailed information about the Trust and these Funds, see the Trust’s Statement of Additional Information (“SAI”) dated September 19, 2016, which is incorporated by reference into (which means it legally is a part of) this prospectus.

TABLE OF CONTENTS

I.	Summary Overview Of Each Fund	1

Investment Objective, Expenses, Portfolio Turnover, Principal Investment Strategies, Principal Risks of Investing in the Fund, Performance, Management, Purchase and Redemption of Fund Shares, Tax Information, and Payments to Broker-Dealers and Financial Intermediaries

	JNL Multi-Manager Mid Cap Fund	1
	JNL/S&P Competitive Advantage Fund	5
	JNL/S&P Dividend Income & Growth Fund	9
	JNL/S&P Intrinsic Value Fund	13
	JNL/S&P Total Yield Fund	17

II.	Additional Information About the Funds	21

Investment Objectives, Principal Investment Strategies, Principal Risks of Investing in the Fund, Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund, and Management

	JNL Multi-Manager Mid Cap Fund	21
	JNL/S&P Competitive Advantage Fund	25
	JNL/S&P Dividend Income & Growth Fund	28
	JNL/S&P Intrinsic Value Fund	31
	JNL/S&P Total Yield Fund	34

III.	More About the Funds	37

IV.	Glossary of Risks	41

V.	Management of the Trust	46

Investment Adviser, Management Fee, Investment Sub-Advisers; Administrator, Distributor, Classes of Shares, 12b-1 Plan, Investment In Fund Shares, Market Timing Policy, Disclosure of Portfolio Securities, Redemption of Fund Shares, and Tax Status

VI.	Financial Highlights	52

	The Financial Highlights Tables Will Help You Understand A Fund’s Financial Performance For The Past Five Years, Or For The Life Of The Fund, If Shorter.

VII.	Appendix A	A-1

JNL Multi-Manager Mid Cap Fund
Class A

Investment Objective.  The investment objective of the Fund is long-term total return.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.74%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.15%
Total Annual Fund Operating Expenses	1.09%
1 “Other Expenses” include an Administrative Fee of 0.15% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”) and are based on estimated amounts for the current fiscal year.

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years
$111	$347

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance. The Fund does not have a portfolio turnover rate as of the date of this Prospectus as it commenced operations on the date of this Prospectus.

Principal Investment Strategies. The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its total net assets in a variety of mid-capitalization growth and value strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the strategy’s objective.

Champlain Mid Cap Strategy

Champlain Investment Partners, LLC (“Champlain”) invests mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Champlain Mid Cap Strategy invests in securities of medium-sized companies. Champlain defines a medium-sized company as having a market capitalization of less than $15 billion or is a constituent of the Russell Mid Cap or S&P 400 Indices at the time of initial purchase.

ClearBridge Mid Cap Strategy

ClearBridge Investments, LLC (“ClearBridge”) invests in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The ClearBridge Mid Cap Strategy may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The ClearBridge Mid Cap Strategy may also invest up to 25% of its net assets in securities of foreign issuers.

Victory Sycamore Mid Cap Strategy

Victory Capital Management Inc., through its investment franchise, Sycamore Capital, (“Victory Capital”) invests in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising
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the Russell MidCap® Value Index. The Victory Sycamore Mid Cap Strategy may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts (ADRs and GDRs).

As of March 31, 2016, the Russell MidCap® Value Index included companies with approximate market capitalizations between $171 million and $28 billion. The size of companies in the index changes with market conditions and the composition of the index.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations, and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors.  The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations among Underlying Funds.

•
Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks.  Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations.  Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. The risks of nationalization, expropriation or other confiscation of assets of non-U.S. issuers is also greater in emerging and less developed countries. As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates.  As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities. Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities it may purchase or sell, as well as, the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

•
Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments. These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in

2

U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market.  Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

•
Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services.

•
Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•	Mid-capitalization investing risk – The prices of securities of mid-capitalization companies may be more volatile than those of larger, more established companies.

Performance.  Performance for the Fund has not been included because the Fund has not yet commenced operations. Performance, which provides some indication of the risks of investing in the Fund, will be available once the Fund has completed one full calendar year of operations.

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Adviser:
Champlain Investment Partners, LLC (“Champlain”)
ClearBridge Investments, LLC (“ClearBridge”)
Victory Capital Management Inc. (“Victory Capital”)
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Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
William Harding, CFA	September 2016	Senior Vice President, Chief Investment Officer and Portfolio Manager (JNAM)
Sean Hynes, CFA, CAIA	September 2016	Portfolio Manager (JNAM)
Mark Pliska, CFA	September 2016	Portfolio Manager (JNAM)
Scott Brayman, CFA	September 2016	Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner (Champlain)
Brian Angerame	September 2016	Portfolio Manager (ClearBridge)
Derek Deutsch, CFA	September 2016	Portfolio Manager (ClearBridge)
Gary Miller	September 2016	Lead Manager (Victory Capital)
Jeffrey Graff	September 2016	Co-Portfolio Manager (Victory Capital)
Gregory Conners	September 2016	Co-Portfolio Manager (Victory Capital)
James Albers	September 2016	Co-Portfolio Manager (Victory Capital)
Michael Rodarte	September 2016	Co-Portfolio Manager (Victory Capital)

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income tax consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.
4

JNL/S&P Competitive Advantage Fund
Class A and Class B

Investment Objective.  The investment objective of the Fund is capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.66%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.46%
1 “Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$67	$211	$368	$822

Class B
1 year	3 years	5 years	10 years
$47	$148	$258	$579

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period	Class A
1/1/2015 – 12/31/2015	81%

Period	Class B
1/1/2015 – 12/31/2015	81%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) excludes stocks it views as lower quality using the S&P Capital IQ® Quality Ranks.  SPIAS will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

The Fund is comprised of three distinct sub-portfolios, each of which selects 30 company names and rebalances on a separate date.  The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios.  The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year. The first rebalance that is made for the Fund in December 2016 may not be a full rebalance of the Fund in order to give SPIAS and Mellon Capital Management Corporation (collectively, “Sub-Advisers”) an opportunity to fully transition the Fund to the three sub-portfolio strategy by March 2017. Additionally, on or about the first business day of December of each year starting in 2017 the Fund rebalances the size of the three separate sub-portfolios to promote equal weighting of the sub-portfolios.  The Sub-Advisers generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.  Any

5

amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities or other permissible investments.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

•
Securities lending risk – Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
6

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 16.71%; Worst Quarter (ended 12/31/2008): -21.40%

Class B

Best Quarter (ended 9/30/2009): 16.89%; Worst Quarter (ended 12/31/2008): -21.70%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Fund (December 3, 2007)
JNL/S&P Competitive Advantage Fund (Class A)	1.19%	15.46%	11.07%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.44%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Class (December 3, 2007)
JNL/S&P Competitive Advantage Fund (Class B)	1.40%	15.69%	11.26%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.44%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Advisers:
Standard & Poor’s Investment Advisory Services LLC (“SPIAS”)
Mellon Capital Management Corporation (“Mellon Capital”)

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Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Erin Gibbs (SPIAS)	2011	Equity Chief Investment Officer
William Charles Bassignani (SPIAS)	2011	Chief Investment Officer & Asset Allocation Manager
Karen Q. Wong, CFA (Mellon Capital)	2007	Managing Director
Richard A. Brown, CFA (Mellon Capital)	2007	Director
Thomas J. Durante, CFA (Mellon Capital)	2010	Managing Director

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

8

JNL/S&P Dividend Income & Growth Fund
Class A and Class B

Investment Objective.  The investment objective of the Fund is primarily capital appreciation with a secondary focus on current income.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.66%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.46%
1 “Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$67	$211	$368	$822

Class B
1 year	3 years	5 years	10 years
$47	$148	$258	$579

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period	Class A
1/1/2015 – 12/31/2015	69%

Period	Class B
1/1/2015 – 12/31/2015	69%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the stock of anywhere from 33 to 99 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500® Index that have attractive dividend yields and strong capital structures as determined by Standard & Poor’s Investment Advisory Services LLC (“SPIAS”). The holdings in the portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index. SPIAS will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

SPIAS incorporates S&P Capital IQ® Quality Ranks and S&P Global Rating Services Issuer Credit Ratings in the selection process.

The Fund is comprised of three distinct sub-portfolios, each of which selects 33 company names and rebalances on a separate date.  The 33 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios.  The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year. The first rebalance that is made for the Fund in December 2016 may not be a full rebalance of the Fund in order to give SPIAS and Mellon Capital Management Corporation (collectively, “Sub-Advisers”) an opportunity to fully transition the Fund to the three sub-portfolio strategy by March 2017. Additionally, on or about the first business day of December of each year starting in 2017 the Fund rebalances the size of the three separate sub-portfolios to promote equal weighting of the sub-portfolios. The Sub-Advisers generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and other U.S. “Federal Securities
9

Laws” may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.  Any amount that cannot be allocated due to these limitations will be allocated among the remaining portfolio securities or other permissible investments.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

•
Securities lending risk – Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
10

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 27.30%; Worst Quarter (ended 3/31/2009): -20.60%

Class B

Best Quarter (ended 9/30/2009): 27.30%; Worst Quarter (ended 3/31/2009): -20.63%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Fund (December 3, 2007)
JNL/S&P Dividend Income & Growth Fund (Class A)	0.69%	13.68%	9.01%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.44%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Class (December 3, 2007)
JNL/S&P Dividend Income & Growth Fund (Class B)	0.93%	13.91%	9.25%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.44%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management LLC

Sub-Advisers:
Standard & Poor’s Investment Advisory Services, LLC (“SPIAS”)
Mellon Capital Management Corporation (“Mellon Capital”)

11

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Erin Gibbs (SPIAS)	2011	Equity Chief Investment Officer
William Charles Bassignani (SPIAS)	2011	Chief Investment Officer & Asset Allocation Manager
Karen Q. Wong, CFA (Mellon Capital)	2007	Managing Director
Richard A. Brown, CFA (Mellon Capital)	2007	Director
Thomas J. Durante, CFA (Mellon Capital)	2010	Managing Director

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.

12

JNL/S&P Intrinsic Value Fund
Class A and Class B

Investment Objective.  The investment objective of the Fund is capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.66%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.10%
Total Annual Fund Operating Expenses	0.46%
1 “Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$67	$211	$368	$822

Class B
1 year	3 years	5 years	10 years
$47	$148	$258	$579

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period	Class A
1/1/2015 – 12/31/2015	85%

Period	Class B
1/1/2015 – 12/31/2015	85%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 45 to 60 distinct companies) included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations. Standard & Poor’s Investment Advisory Services LLC (“SPIAS “) will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

SPIAS excludes companies in the Financials sector from the selection. SPIAS incorporates S&P Capital IQ® Quality Ranks and S&P Global Rating Services Issuer Credit Ratings in the selection process.

The Fund is comprised of three distinct sub-portfolios, each of which selects 30 company names and rebalances on a separate date.  The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios.  The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year. The first rebalance that is made for the Fund in December 2016 may not be a full rebalance of the Fund in order to give SPIAS and Mellon Capital Management Corporation (collectively, “Sub-Advisers”) an opportunity to fully transition the Fund to the three sub-portfolio strategy by March 2017. Additionally, on or about the first business day of December of each year starting in 2017 the Fund rebalances the size of the three separate sub-portfolios to promote equal weighting of the sub-portfolios.  The Sub-Advisers generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest in certain
13

securities in excess of certain percentage limitations.  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.  Any amount that cannot be allocated due to these limitations will be instead allocated among the remaining portfolio securities or other permissible investments.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market. Value stocks may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. Over market cycles, different investment styles may sometimes outperform other investment styles (for example, growth investing may outperform value investing).

•
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others. Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

•
Securities lending risk – Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
14

Annual Total Returns as of December 31

Class A

Best Quarter (ended 9/30/2009): 33.53%; Worst Quarter (ended 12/31/2008): -24.12%

Class B

Best Quarter (ended 9/30/2009): 34.06%; Worst Quarter (ended 12/31/2008): -24.00%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Fund (December 3, 2007)
JNL/S&P Intrinsic Value Fund (Class A)	-13.84%	13.14%	9.74%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.44%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Class (December 3, 2007)
JNL/S&P Intrinsic Value Fund (Class B)	-13.62%	13.37%	10.03%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.44%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Advisers:
Standard & Poor’s Investment Advisory Services LLC (“SPIAS”)
Mellon Capital Management Corporation (“Mellon Capital”)
15

Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Erin Gibbs (SPIAS)	2011	Equity Chief Investment Officer
William Charles Bassignani (SPIAS)	2011	Chief Investment Officer & Asset Allocation Manager
Karen Q. Wong, CFA (Mellon Capital)	2007	Managing Director
Richard A. Brown, CFA (Mellon Capital)	2007	Director
Thomas J. Durante, CFA (Mellon Capital)	2010	Managing Director

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance product as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.
16

JNL/S&P Total Yield Fund
Class A and Class B

Investment Objective.  The investment objective of the Fund is capital appreciation.

Expenses.  This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

The expenses do not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included.

Shareholder Fees
(fees paid directly from your investment)
Not Applicable

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class A
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.20%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.67%

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)
Class B
Management Fee	0.36%
Distribution and/or Service (12b-1) Fees	0.00%
Other Expenses[1]	0.11%
Total Annual Fund Operating Expenses	0.47%
1 “Other Expenses” include an Administrative Fee of 0.10% which is payable to Jackson National Asset Management, LLC (“JNAM” or “Adviser”).

Expense Example.  This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  Also, this example does not reflect the expenses of the variable insurance contracts or the separate account through which you indirectly invest in the Fund, whichever may be applicable, and the total expenses would be higher if they were included. The table below shows the expenses you would pay on a $10,000 investment, assuming (1) 5% annual return and (2) redemption at the end of each time period.  The example also assumes that the Fund operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

Class A
1 year	3 years	5 years	10 years
$68	$214	$373	$835

Class B
1 year	3 years	5 years	10 years
$48	$151	$263	$591

Portfolio Turnover (% of average value of portfolio).  The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs.  These costs, which are not reflected in Annual Fund Operating Expenses or in the Expense Example above, affect the Fund’s performance.

Period	Class A
1/1/2015 – 12/31/2015	86%

Period	Class B
1/1/2015 – 12/31/2015	86%

Principal Investment Strategies. The Fund seeks to achieve its objective by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 40 to 65 distinct companies) included in the S&P 500® Index that generate positive cash flow and have a strong track record, as determined by Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) of returning cash to investors, such as through dividends, share repurchases or debt retirement.

SPIAS excludes companies in the Banks and Utilities subsectors. SPIAS incorporates positive profits measures and S&P Capital IQ® Quality Ranks in its selection process. SPIAS will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

The Fund is comprised of three distinct sub-portfolios, each of which selects 30 company names and rebalances on a separate date.  The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios.  The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year. The first rebalance that is made for the Fund in December 2016 may not be a full rebalance of the Fund in order to give SPIAS and Mellon Capital Management Corporation (collectively, “Sub-Advisers”) an opportunity to fully transition the Fund to the three sub-portfolio strategy by March 2017. Additionally, on or about the first business day of December of each year starting in 2017 the Fund rebalances the size of the three separate sub-portfolios to promote equal weighting of the sub-portfolios.  The Sub-Advisers generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.
17

Certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest in certain securities in excess of certain percentage limitations.  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.  Any amount that cannot be allocated due to these limitations will instead be allocated among the remaining portfolio securities or other permissible investments.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The principal risks of investing in the Fund include:

•
Equity securities risk – Common and preferred stocks represent equity ownership in a company.  Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities.  The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.  They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry.  In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

•
Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria applied on a specific date each year may prevent a Fund from responding to market fluctuations or changes in the financial condition or business prospects of the selected companies during the year.

•
Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Sub-Adviser’s investment techniques could fail to achieve the Fund’s investment objective or negatively affect the Fund’s investment performance.

•
Market risk – Portfolio securities may decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political, or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, among others.  Adverse market conditions may be prolonged and may not have the same impact on all types of securities.  The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

•
Non-diversification risk – The Fund is non-diversified, as defined by the 1940 Act, and as such may invest in the securities of a limited number of issuers and may invest a greater percentage of its assets in a particular issuer.  Therefore, a decline in the market price of a particular security held by the Fund may affect the Fund’s performance more than if the Fund were a diversified investment company.

•
Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

•
Securities lending risk – Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Performance.  The performance information shown provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns compared with those of a broad-based securities market index which has investment characteristics similar to those of the Fund.  The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The returns shown in the bar chart and table do not include charges that will be imposed by variable insurance products.  If these amounts were reflected, returns would be less than those shown.
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Annual Total Returns as of December 31

Class A

Best Quarter (ended 6/30/2009): 34.36%; Worst Quarter (ended 12/31/2008): -28.89%

Class B

Best Quarter (ended 6/30/2009): 34.29%; Worst Quarter (ended 12/31/2008): -28.87%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Fund (December 3, 2007)
JNL/S&P Total Yield Fund (Class A)	-7.72%	13.33%	8.31%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.44%

Average Annual Total Returns as of December 31, 2015
	1 year	5 year	Life of Class (December 3, 2007)
JNL/S&P Total Yield Fund (Class B)	-7.48%	13.56%	8.51%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	6.44%

Portfolio Management.

Investment Adviser:
Jackson National Asset Management, LLC

Sub-Advisers:
Standard & Poor’s Investment Advisory Services LLC (“SPIAS”)
Mellon Capital Management Corporation (“Mellon Capital”)
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Portfolio Managers:
Name:	Joined Fund Management Team In:	Title:
Erin Gibbs (SPIAS)	2011	Equity Chief Investment Officer
William Charles Bassignani (SPIAS)	2011	Chief Investment Officer & Asset Allocation Manager
Karen Q. Wong, CFA (Mellon Capital)	2007	Managing Director
Richard A. Brown, CFA (Mellon Capital)	2007	Director
Thomas J. Durante, CFA (Mellon Capital)	2010	Managing Director

Purchase and Redemption of Fund Shares
Only separate accounts of Jackson National Life Insurance Company (“Jackson”) or Jackson National Life Insurance Company of New York (“Jackson NY”) and series, including fund of funds, of registered investment companies in which either or both of those insurance companies invest may purchase shares of the Fund. You may invest indirectly in the Fund through your purchase of a variable annuity or life insurance contract issued by a separate account of Jackson or Jackson NY that invests directly, or through a fund of funds, in this Fund.  Any minimum initial or subsequent investment requirements and redemption procedures are governed by the applicable separate account through which you invest indirectly.

This Fund serves as an underlying investment by insurance companies, affiliated investment companies, and retirement plans for funding variable annuity and life insurance contracts and retirement plans.

Tax Information
The Fund’s shareholders are separate accounts of Jackson or Jackson NY and mutual funds owned directly or indirectly by such separate accounts.  Accordingly, the Fund’s dividends and other distributions generally are not taxable to you, the contract owner or plan participant, but no further discussion is included about the U.S. federal income tax consequences to you.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal income consequences to you of your contract, policy or plan.

Payments to Broker-Dealers and Financial Intermediaries
If you invest in the Fund under a variable insurance contract or a plan that offers a variable insurance contract as a plan option through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Website for more information.
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Additional Information About The Funds

JNL Multi-Manager Mid Cap Fund
Class A

Investment Objective.  The investment objective of the Fund is long-term total return.

Principal Investment Strategies.  The Fund seeks to achieve its investment objective by the Fund investing, under normal circumstances, at least 80% of its total net assets in a variety of mid capitalization growth and value strategies, sometimes referred to as “sleeves,” managed by unaffiliated investment managers (“Sub-Advisers”). Each of the Sub-Advisers generally provides day-to-day management for a portion of the Fund’s assets.

Each Sub-Adviser may use different investment strategies in managing Fund assets, acts independently from the others, and uses its own methodology for selecting investments. Jackson National Asset Management, LLC (“JNAM” or “Adviser”) is responsible for identifying and retaining the Sub-Advisers for the selected strategies and for monitoring the services provided by the Sub-Advisers. JNAM provides qualitative and quantitative supervision as part of its process for selecting and monitoring the Sub-Advisers. JNAM is also responsible for selecting the Fund’s investment strategies and for determining the amount of Fund assets to allocate to each Sub-Adviser. Based on JNAM’s ongoing evaluation of the Sub-Advisers, JNAM may adjust allocations among Sub-Advisers.

Below are the principal investment strategies for each strategy, but the Sub-Advisers may also implement other investment strategies in keeping with the Fund’s objective.

Champlain Mid Cap Strategy

Champlain Investment Partners, LLC (“Champlain”) invests mainly in common stocks of medium-sized companies that it believes have strong long-term fundamentals, superior capital appreciation potential and attractive valuations. Under normal circumstances, the Champlain Mid Cap Strategy invests in securities of medium-sized companies. Champlain defines a medium-sized company as having a market capitalization of less than $15 billion or is a constituent of the Russell Mid Cap or S&P 400 Indices at the time of initial purchase. Through the consistent execution of a fundamental bottom-up investment process, which includes an effort to understand a company’s intrinsic or fair value, Champlain expects to identify a diversified universe of medium-sized companies that trade at a discount to their estimated or intrinsic fair values. As such, Champlain seeks to mitigate company-specific risk by limiting position sizes to 5% of the Champlain Mid Cap Strategy’s total assets at market value, at the time of purchase. Champlain will sell a security when it reaches the estimate of its fair value or when information about a security invalidates Champlain’s basis for making the investment. Champlain may also sell securities in order to maintain the 5% limit on position sizes or when exposure to a sector exceeds the Champlain Mid Cap Strategy’s sector weight rules. The Champlain Mid Cap Strategy is broadly diversified and Champlain seeks to create value primarily through favorable stock selection.

ClearBridge Mid Cap Strategy

ClearBridge Investments, LLC (“ClearBridge”) invests in equity securities, or other investments with similar economic characteristics, of medium capitalization companies. The ClearBridge Mid Cap Strategy may invest up to 20% of its assets in equity securities of companies other than medium capitalization companies. The ClearBridge Mid Cap Strategy may also invest up to 25% of its net assets in securities of foreign issuers.

The ClearBridge Mid Cap Strategy pursues a disciplined core investment strategy combining in-depth fundamental and quantitative analysis to identify attractive investment candidates. ClearBridge obtains market information about the universe of investment candidates and distills that information to select prospective investments. ClearBridge then establishes market-implied growth and return expectations based on current trading prices and challenges those expectations using their insight and proprietary analysis. In selecting companies, ClearBridge considers:

•	Cash flow generation relative to operating assets and market valuation
•	Earning power relative to operating assets and market valuation
•	Growth prospects relative to company historical growth rates and market expectations
•	Capital allocation discipline
•	Balance sheet strength and dynamics
•	Returns on capital
•	Quality of company management and soundness of strategic plan
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While markets are relatively efficient in the long term with economic fundamentals driving asset prices, market inefficiencies often occur, as evidenced by the disproportionate volatility of stock prices relative to publicly available information. ClearBridge believes this disciplined investment process, employing quantitative and fundamental analysis, can help exploit these market inefficiencies.

Victory Sycamore Mid Cap Strategy

Victory Capital Management Inc., through its investment franchise, Sycamore Capital, (“Victory Capital”) invests in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap® Value Index. The Victory Sycamore Mid Cap Strategy may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts (ADRs and GDRs).

As of March 31, 2016, the Russell MidCap® Value Index included companies with approximate market capitalizations between $171 million and $28 billion. The size of companies in the index changes with market conditions and the composition of the index.

Victory Capital invests in companies that it believes to be high quality based on criteria such as market share position, profitability, balance sheet strength, competitive advantages, management competence and the ability to generate excess cash flow. Victory Capital uses a bottom-up investment process in conducting fundamental analysis to identify companies that have sustainable returns trading below Victory Capital’s assessment of intrinsic value and prospects for an inflection in business fundamentals that will enable the stock price to be revalued higher. Victory Capital may sell a security if it believes the stock has reached its fair value estimate, if a more attractive opportunity is identified or if the fundamentals of the company deteriorate.

JNAM also may choose to allocate the Fund’s assets to additional strategies in the future. There is no assurance that any or all of the strategies discussed in this prospectus will be used by JNAM or the Sub-Advisers.

JNAM may also manage Fund assets directly to seek to enhance returns, or to hedge and to manage the Fund’s cash and short-term instruments.

The Fund has flexibility in the relative weighting of each asset class and expects to vary the percentages of assets invested in each asset class from time to time. JNAM’s allocations to the underlying Sub-Advisers will be a function of a variety of factors including each underlying strategy’s expected returns, volatility, correlation, and contribution to the Fund’s overall risk profile.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective.  The principal risks of investing in the Fund include:

•	Allocation risk
•	Emerging markets and less developed countries risk
•	Equity securities risk
•	Foreign regulatory risk
•	Foreign securities risk
•	Investment style risk
•	Issuer risk
•	Liquidity risk
•	Managed portfolio risk
•	Market risk
•	Mid-capitalization investing risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.
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Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Concentration risk
•	Currency risk
•	Cybersecurity risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Advisers’ abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Adviser, Sub-Advisers and Portfolio Management. The allocations for the Fund are made by JNAM.  JNAM is located at 225 West Wacker Drive, Chicago, Illinois 60606. JNAM is the investment adviser to the Trust and other affiliated investment companies and provides the Trust and other affiliated investment companies with professional investment supervision and management.  JNAM is an indirect wholly owned subsidiary of Prudential plc, a publicly traded life insurance company in the United Kingdom.  Prudential plc is not affiliated with Prudential Financial Inc.

The following individuals are responsible for executing trades and allocation of capital to the various strategies for the Fund:

Mr. Harding, CFA, is Senior Vice President and Chief Investment Officer for JNAM since July 2014. Mr. Harding was a Vice President, Head of Investment Management from October 2012 to June 2014. Mr. Harding leads the Investment Management function responsible for oversight of sub-advisor performance and risk, due diligence and manager research. Mr. Harding was previously the Head of Manager Research for Morningstar Inc.’s Investment Management division and has over 15 years of investment experience including asset allocation, manager research, portfolio management, and performance evaluation. Mr. Harding graduated from the University of Colorado, Boulder with a Bachelor of Science degree in Business. He holds an MBA from Loyola University Chicago and he is a Chartered Financial Analyst.

Mr. Hynes, CFA, CAIA, is Director, Investment Management for JNAM since April 2013. Mr. Hynes provides leadership for the performance analysis and due diligence review of external investment managers. He develops and maintains key relationships with asset managers and provides leadership and direction to Investment Management staff. Prior to joining JNAM, Mr. Hynes was an Investment Manager for Morningstar Investment Services, a wholly-owned subsidiary of Morningstar Inc., and a research associate for Managers Investment Group. Mr. Hynes holds a Bachelor of Science degree in Mathematics from the University of Notre Dame, and an MBA from Carnegie Mellon University. He is a CFA and CAIA charterholder.

Mr. Pliska, CFA, is a Portfolio Manager for JNAM. Mr. Pliska is responsible for manager research, portfolio construction, and asset allocation of Funds. Prior to joining JNAM in 2011, Mr. Pliska worked as an Investment Analyst for Plan Sponsor Advisors from 2008 to 2011, where he was responsible for the selection and monitoring of investment managers, client reporting, and asset allocation for defined contribution and defined benefit plans, and prior to that, Mr. Pliska was a Research Analyst for DWM Financial Group from 2006 to 2008. Mr. Pliska is a National Merit Scholar and holds a B.A. in Economics from the University of Kansas.

The Sub-Advisers to the JNL Multi-Manager Mid Cap Fund are:

Champlain Investment Partners, LLC (“Champlain”) is a registered investment adviser that was formed in 2004 and is focused on managing core small and mid-cap strategies.  As of December 31, 2015, Champlain had over $6.1 billion in assets under management.  Champlain’s portion of the Fund’s portfolio is managed by a team of investment professionals led by Scott Brayman, CFA, who is a co-founder of Champlain.

Mr. Brayman has served as Chief Investment Officer of Small and Mid Cap Strategies and Managing Partner of Champlain since September 2004 and has led Champlain’s small and mid cap investment team since such time. Prior to joining Champlain, Mr. Brayman was a Senior Vice President at NL Capital Management, Inc. and served as a Portfolio Manager with Sentinel Advisors, Inc. where he was employed from June 1995 to September 2004. Mr. Brayman graduated cum laude from the University of Delaware with a Bachelor’s Degree in Business Administration. He earned his Chartered Financial Analyst (CFA) designation in 1995 and is a member of the CFA Institute and the Vermont CFA Society.  He has more than 30 years of investment experience.
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ClearBridge Investments, LLC (“ClearBridge”) has offices at 620 Eighth Avenue, New York, New York 10018 and is an investment adviser that manages U.S. and international equity investment strategies for institutional and individual investors. ClearBridge has been committed to delivering long-term results through active management for more than 50 years, and bases its investment decisions on fundamental research and the insights of seasoned portfolio management teams. As of March 31, 2016, ClearBridge’s total assets under management were approximately $104.5 billion, including $8.4 billion for which ClearBridge provides investment models to managed account sponsors.

The portfolio managers responsible for management of the Portfolio are Brian Angerame and Derek Deutsch, CFA.

Mr. Angerame is a Managing Director and Portfolio Manager of ClearBridge and has 22 years of industry experience. Mr. Angerame joined a predecessor to the subadviser in 2000.

Mr. Deutsch, CFA, is a Managing Director and Portfolio Manager of ClearBridge and has 17 years of industry experience. Mr. Deutsch joined a predecessor to the subadviser in 1999.

Victory Capital Management Inc. (“Victory Capital”) is a multi-boutique asset manager comprised of multiple investment teams, referred to as investment franchises, each of which utilizes an independent approach to investing. Sycamore Capital is the investment franchise responsible for management of Victory Capital’s portion of the Fund. Victory Capital is registered as an investment adviser with the SEC and is located at 4900 Tiedeman Road, 4th Floor, Brooklyn, Ohio 44144. The portfolio managers listed below are members of Victory Capital’s Sycamore Capital investment franchise.

Mr. Miller is Chief Investment Officer of Sycamore Capital and has been associated with Victory Capital since 1987. Mr. Miller began his investment career in 1987 and earned a B.B.A. from the University of Cincinnati and an M.B.A. from Xavier University.

Mr. Graff has been associated with Victory Capital since 2001. Mr. Graff began his investment career in 1994 and earned a B.B.A. from Cleveland State University and a M.A. from St. Louis University.

Mr. Conners has been associated with Victory Capital since 1999. Mr. Conners began his investment career in 1994 and earned a B.S. from the College of Mount St. Joseph and an M.B.A. from Xavier University.

Mr. Albers has been associated with Victory Capital since 2005. Mr. Albers began his investment career in 1997 and earned a B.S. and a M.S. from the University of Wisconsin.

Mr. Rodarte has been associated with Victory Capital since 2006. Mr. Rodarte began his investment career in 2006 and earned a B.B.A. from Ohio University.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

For information on regulatory and litigation matters, please see the section entitled “More About the Funds.”

A discussion regarding the Board of Trustees’ basis for approving each sub-advisory agreement is available in the Fund’s Semi-Annual Report for the period ended June 30, 2016.

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JNL/S&P Competitive Advantage Fund
Class A and Class B

Investment Objective.  The investment objective of the JNL/S&P Competitive Advantage Fund is capital appreciation.

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500®  Index that are believed to have superior profitability, as measured by return on invested capital, and trade at relatively attractive valuations. Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) excludes stocks it views as lower quality using the S&P Capital IQ® Quality Ranks.

The Fund is comprised of three distinct sub-portfolios, each of which selects 30 company names and rebalances on a separate date.  The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios.  The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year (the “Stock Selection Dates”). The first rebalance that is made for the Fund in December 2016 may not be a full rebalance of the Fund in order to give SPIAS and Mellon Capital Management Corporation (collectively, “Sub-Advisers”) an opportunity to fully transition the Fund to the three sub-portfolio strategy by March 2017. Additionally, on or about the first business day of December of each year starting in 2017 the Fund rebalances the size of the three separate sub-portfolios to promote equal weighting of the sub-portfolios.  The Sub-Advisers generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes. SPIAS will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.
The least trading liquid 1% of the S&P 500 Index are initially excluded from the sub strategy for investability. The stocks that pass the JNL/S&P Competitive Advantage criteria are weighted based on historical average daily dollar trading volume.

Between each of the Stock Selection Dates, when cash inflows and outflows require, the Sub-Advisers make new purchases and sales of stocks of the 30 or more selected companies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

Companies, which as of the Stock Selection Dates S&P Dow Jones Indices LLC has announced will be removed from the S&P 500, will be removed from the universe of securities from which the Fund stocks are selected.

Certain provisions of the 1940 Act, and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest more than 5% of the Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.  If a Securities Related Company is selected by the strategy described above, the Sub-Advisers may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions.  Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will instead be allocated among the remaining portfolio securities or other permissible investments.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 25% of the Fund’s total assets in a particular industry (“25% limitation”).  If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with the 25% limitation.  Any amount that cannot be allocated to a particular industry because of the 25% limitation will instead be allocated among the remaining portfolio securities.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:

•	Equity securities risk
•	Limited management, trading cost and rebalance risk
•	Managed portfolio risk
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•	Market risk
•	Non-diversification risk
•	Regulatory investment limits risk
•	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed herein that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Fund may also invest to some degree in money market instruments.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Cybersecurity risk
•	Liquidity risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Advisers and Portfolio Management.  The Fund engages co-sub-advisers.  Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) serves as the Sub-Adviser responsible for the selection and allocation of investments.  Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041.  SPIAS was established in 1995, and provides investment services on a non-discretionary basis.  SPIAS is a wholly owned subsidiary of S&P Global Inc. (“S&P”), a publicly traded company that provides, financial information, including credit ratings, benchmarks and analytics to the global capital and commodity markets. SPIAS is affiliated with Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC, each a subsidiary of S&P.  Capital IQ, Inc. is a provider of financial market intelligence, including risk evaluation, investment research and data. Standard & Poor’s Financial Services LLC is a provider of independent credit ratings.  S&P Dow Jones Indices LLC is a provider of indices. In addition to SPIAS, Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC operate several independent businesses that engage in other separate business activities.  SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor’s Financial Services LLC in connection with its ratings business, except to the extent such information is made available by Standard & Poor’s Financial Services LLC to the general public.

Erin Gibbs and William Charles Bassignani share the primary responsibility for the development of the investment allocations of each Fund.

In December 2011, William Charles Bassignani was appointed President, Chief Investment Officer & Asset Allocation Manager for SPIAS. Mr. Bassignani is primarily responsible for driving the asset allocation recommendations for SPIAS. In addition, Mr. Bassignani is currently Managing Director, Head of Analytical Model Development for Market Credit and Risk Strategies since March 2010 for Standard & Poor’s Securities Evaluations, Inc. From March 2008 to March 2010, Mr. Bassignani was Managing Director, Head of Analytical Model Development, Market Credit and Risk Strategies for Standard & Poor’s. Prior to that, Mr. Bassignani was Managing Director of Quantitative Model Development for the Quantitative Analytics Research Group for Standard &
26

Poor’s Ratings Services from August 2002 to March 2008. Mr. Bassignani earned his Masters in Business Administration and a BA in International Relations and Economics (Political Science) from Boston University.

Erin Gibbs was appointed Vice President, Equity Models Management, Global Market Intelligence for S&P Capital IQ in March 2014 and Equity Chief Investment Officer, SPIAS and Director, Quantitative Portfolio Research, Global Market Intelligence for S&P Capital IQ in September 2011. Ms. Gibbs is responsible for developing the advisory business in the United States and for equity quantitative portfolio research. Ms. Gibbs was Director, ClariFI group for S&P Capital IQ from May 2006 to September 2011. Ms. Gibbs has worked in the investment teams at Pilgrim Baxter and Sanford Bernstein and has 15 years experience in the investment industry. Ms. Gibbs earned a bachelor’s degree in International Management with a focus in Finance from Pace University. She has also completed level 3 of the CMT certification program and completed additional courses at the Courant Institute of New York University.

Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS.  Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS.  The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital.  Ms. Wong has been a manager of the Fund since its inception.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director.  Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds.  Ms. Wong holds a M.B.A from San Francisco State University and has 16 years of investment experience.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has 20 years of investment experience.  Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has 33 years of investment experience, and 16 years at Mellon Capital. Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios. He is responsible for the refinement and implementation of the equity portfolio manager process.  Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for Dreyfus.  Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.   Mr. Durante has been a manager of the Fund since 2010.

Ms. Wong, Mr. Brown, and Mr. Durante review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

They play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund.  There are no limits on the team members’ roles.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreements is available in the Fund’s Annual Report for the period ended December 31, 2015.
27

JNL/S&P Dividend Income & Growth Fund
Class A and Class B

Investment Objective.  The investment objective of the JNL/S&P Dividend Income & Growth Fund is primarily capital appreciation with a secondary focus on current income.

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing in the stock of anywhere from 33 to 99 distinct companies (generally ranging from 35 to 50 distinct companies) included in the S&P 500 Index that have attractive dividend yields and strong capital structures as determined by Standard & Poor’s Investment Advisory Services LLC (“SPIAS”). The holdings in the portfolio are selected from all 11 sectors of the economy identified in the S&P 500 Index.

SPIAS incorporates S&P Capital IQ® Quality Ranks and S&P Global Rating Services Issuer Credit Ratings in the selection process. SPIAS will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

The Fund is comprised of three distinct sub-portfolios, each of which selects 33 company names and rebalances on a separate date.  The 33 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios.  The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year (the “Stock Selection Dates”). The first rebalance that is made for the Fund in December 2016 may not be a full rebalance of the Fund in order to give SPIAS and Mellon Capital Management Corporation (collectively, “Sub-Advisers”) an opportunity to fully transition the Fund to the three sub-portfolio strategy by March 2017. Additionally, on or about the first business day of December of each year starting in 2017 the Fund rebalances the size of the three separate sub-portfolios to promote equal weighting of the sub-portfolios.  The Sub-Advisers generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

The least trading liquid 1% of the S&P 500 Index are initially excluded from the sub strategy for investability. The stocks that pass the JNL/S&P Dividend Income & Growth criteria are weighted based on historical average daily dollar trading volume.

Between each of the Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of stocks of the 33 selected companies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

Companies, which as of the Stock Selection Dates S&P Dow Jones Indices LLC has announced will be removed from the S&P 500 Index, will be removed from the universe of securities from which the Fund stocks are selected.

Certain provisions of the 1940 Act, and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest more than 5% of the Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.  If a Securities Related Company is selected by the strategy described above, the Sub-Advisers may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions.  Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will instead be allocated among the remaining portfolio securities or other permissible investments.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 25% of the Fund’s total assets in a particular industry (“25% limitation”).  If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with the 25% limitation.  Any amount that cannot be allocated to a particular industry because of the 25% limitation will instead be allocated among the remaining portfolio securities.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:
28

•	Equity securities risk
•	Limited management, trading cost and rebalance risk
•	Managed portfolio risk
•	Market risk
•	Non-diversification risk
•	Regulatory investment limits risk
•	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Fund may also invest to some degree in money market instruments.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Cybersecurity risk
•	Liquidity risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Advisers and Portfolio Management.  The Fund engages co-sub-advisers.  Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) serves as the Sub-Adviser responsible for the selection and allocation of investments.  Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041.  SPIAS was established in 1995, and provides investment services on a non-discretionary basis.  SPIAS is a wholly owned subsidiary of S&P Global Inc. (“S&P”), a publicly traded company that provides, financial information, including credit ratings, benchmarks and analytics to the global capital and commodity markets. SPIAS is affiliated with Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC, each a subsidiary of S&P.  Capital IQ, Inc. is a provider of financial market intelligence, including risk evaluation, investment research and data. Standard & Poor’s Financial Services LLC is a provider of independent credit ratings.  S&P Dow Jones Indices LLC is a provider of indices. In addition to SPIAS, Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC operate several independent businesses that engage in other separate business activities.  SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor’s Financial Services LLC in connection with its ratings business, except to the extent such information is made available by Standard & Poor’s Financial Services LLC to the general public.

Erin Gibbs and William Charles Bassignani share the primary responsibility for the development of the investment allocations of each Fund.

In December 2011, William Charles Bassignani was appointed President, Chief Investment Officer & Asset Allocation Manager for SPIAS. Mr. Bassignani is primarily responsible for driving the asset allocation recommendations for SPIAS. In addition, Mr. Bassignani is currently Managing Director, Head of Analytical Model Development for Market Credit and Risk Strategies since
29

March 2010 for Standard & Poor’s Securities Evaluations, Inc. From March 2008 to March 2010, Mr. Bassignani was Managing Director, Head of Analytical Model Development, Market Credit and Risk Strategies for Standard & Poor’s. Prior to that, Mr. Bassignani was Managing Director of Quantitative Model Development for the Quantitative Analytics Research Group for Standard & Poor’s Ratings Services from August 2002 to March 2008. Mr. Bassignani earned his Masters in Business Administration and a BA in International Relations and Economics (Political Science) from Boston University.

Erin Gibbs was appointed Vice President, Equity Models Management, Global Market Intelligence for S&P Capital IQ in March 2014 and Equity Chief Investment Officer, SPIAS and Director, Quantitative Portfolio Research, Global Market Intelligence for S&P Capital IQ in September 2011. Ms. Gibbs is responsible for developing the advisory business in the United States and for equity quantitative portfolio research. Ms. Gibbs was Director, ClariFI group for S&P Capital IQ from May 2006 to September 2011. Ms. Gibbs has worked in the investment teams at Pilgrim Baxter and Sanford Bernstein and has 15 years experience in the investment industry. Ms. Gibbs earned a bachelor’s degree in International Management with a focus in Finance from Pace University. She has also completed level 3 of the CMT certification program and completed additional courses at the Courant Institute of New York University.

Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS.  Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS.  The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital.  Ms. Wong has been a manager of the Fund since its inception.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director.  Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds.  Ms. Wong holds a M.B.A from San Francisco State University and has 16 years of investment experience.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has 20 years of investment experience.  Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has 33 years of investment experience, and 16 years at Mellon Capital. Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios. He is responsible for the refinement and implementation of the equity portfolio manager process.  Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for Dreyfus.  Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.   Mr. Durante has been a manager of the Fund since its inception.

Ms. Wong, Mr. Brown, and Mr. Durante review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

They play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund.  There are no limits on the team members’ roles.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreements is available in the Fund’s Annual Report for the period ended December 31, 2015.

30

JNL/S&P Intrinsic Value Fund
Class A and Class B

Investment Objective.  The investment objective of the JNL/S&P Intrinsic Value Fund is capital appreciation.

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 45 to 60 distinct companies) included in the S&P 500® Index that generate strong free cash flows and sell at relatively attractive valuations.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) excludes companies in the Financials sector from the selection. SPIAS incorporates S&P Capital IQ® Quality Ranks and S&P Global Rating Services Issuer Credit Ratings in the selection process. SPIAS will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

The Fund is comprised of three distinct sub-portfolios, each of which selects 30 company names and rebalances on a separate date.  The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios.  The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year (the “Stock Selection Dates”). The first rebalance that is made for the Fund in December 2016 may not be a full rebalance of the Fund in order to give SPIAS and Mellon Capital Management Corporation (collectively, “Sub-Advisers”) an opportunity to fully transition the Fund to the three sub-portfolio strategy by March 2017. Additionally, on or about the first business day of December of each year starting in 2017 the Fund rebalances the size of the three separate sub-portfolios to promote equal weighting of the sub-portfolios.  The Sub-Advisers generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.

The least trading liquid 1% of the S&P 500 Index are initially excluded from the sub strategy for investability. The stocks that pass the JNL/S&P Intrinsic Value criteria are weighted based on historical average daily dollar trading volume.

Between each of the Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of stocks of the 30 or more selected companies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

Companies, which as of the Stock Selection Dates S&P Dow Jones Indices LLC has announced will be removed from the S&P 500, will be removed from the universe of securities from which the Fund stocks are selected.

Certain provisions of the 1940 Act, and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest more than 5% of the Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.  If a Securities Related Company is selected by the strategy described above, the Sub-Advisers may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions.  Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will instead be allocated among the remaining portfolio securities or other permissible investments.

Certain provisions of the 1940 Act limit the ability of the Fund to invest more than 25% of the Fund’s total assets in a particular industry (“25% limitation”).  If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with the 25% limitation.  Any amount that cannot be allocated to a particular industry because of the 25% limitation will instead be allocated among the remaining portfolio securities.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:
31

•	Equity securities risk
•	Investment style risk
•	Limited management, trading cost and rebalance risk
•	Managed portfolio risk
•	Market risk
•	Non-diversification risk
•	Regulatory investment limits risk
•	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Fund may also invest to some degree in money market instruments.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Cybersecurity risk
•	Liquidity risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Advisers and Portfolio Management.  The Fund engages co-sub-advisers.  Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) serves as the Sub-Adviser responsible for the selection and allocation of investments.  Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041.  SPIAS was established in 1995, and provides investment services on a non-discretionary basis.  SPIAS is a wholly owned subsidiary of S&P Global Inc. (“S&P”), a publicly traded company that provides, financial information, including credit ratings, benchmarks and analytics to the global capital and commodity markets. SPIAS is affiliated with Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC, each a subsidiary of S&P.  Capital IQ, Inc. is a provider of financial market intelligence, including risk evaluation, investment research and data. Standard & Poor’s Financial Services LLC is a provider of independent credit ratings.  S&P Dow Jones Indices LLC is a provider of indices. In addition to SPIAS, Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC operate several independent businesses that engage in other separate business activities.  SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor’s Financial Services LLC in connection with its ratings business, except to the extent such information is made available by Standard & Poor’s Financial Services LLC to the general public.

Erin Gibbs and William Charles Bassignani share the primary responsibility for the development of the investment allocations of each Fund.

In December 2011, William Charles Bassignani was appointed President, Chief Investment Officer & Asset Allocation Manager for SPIAS. Mr. Bassignani is primarily responsible for driving the asset allocation recommendations for SPIAS. In addition, Mr. Bassignani is currently Managing Director, Head of Analytical Model Development for Market Credit and Risk Strategies since
32

March 2010 for Standard & Poor’s Securities Evaluations, Inc. From March 2008 to March 2010, Mr. Bassignani was Managing Director, Head of Analytical Model Development, Market Credit and Risk Strategies for Standard & Poor’s. Prior to that, Mr. Bassignani was Managing Director of Quantitative Model Development for the Quantitative Analytics Research Group for Standard & Poor’s Ratings Services from August 2002 to March 2008. Mr. Bassignani earned his Masters in Business Administration and a BA in International Relations and Economics (Political Science) from Boston University.

Erin Gibbs was appointed Vice President, Equity Models Management, Global Market Intelligence for S&P Capital IQ in March 2014 and Equity Chief Investment Officer, SPIAS and Director, Quantitative Portfolio Research, Global Market Intelligence for S&P Capital IQ in September 2011. Ms. Gibbs is responsible for developing the advisory business in the United States and for equity quantitative portfolio research. Ms. Gibbs was Director, ClariFI group for S&P Capital IQ from May 2006 to September 2011. Ms. Gibbs has worked in the investment teams at Pilgrim Baxter and Sanford Bernstein and has 15 years experience in the investment industry. Ms. Gibbs earned a bachelor’s degree in International Management with a focus in Finance from Pace University. She has also completed level 3 of the CMT certification program and completed additional courses at the Courant Institute of New York University.

Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105 Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS.  Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS.  The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital.  Ms. Wong has been a manager of the Fund since its inception.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in 2007 to managing director.  Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds.  Ms. Wong holds a M.B.A from San Francisco State University and has 16 years of investment experience.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has 20 years of investment experience.  Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has 33 years of investment experience, and 16 years at Mellon Capital. Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios. He is responsible for the refinement and implementation of the equity portfolio manager process.  Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for Dreyfus.  Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.   Mr. Durante has been a manager of the Fund since its inception.

Ms. Wong, Mr. Brown, and Mr. Durante review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

They play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund.  There are no limits on the team members’ roles.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreements is available in the Fund’s Annual Report for the period ended December 31, 2015.
33

JNL/S&P Total Yield Fund
Class A and Class B

Investment Objective.  The investment objective of the JNL/S&P Total Yield Fund is capital appreciation.

Principal Investment Strategies.  The Fund seeks to achieve its objective by investing in the stock of anywhere from 30 to 90 distinct companies (generally ranging from 40 to 65 distinct companies) included in the S&P 500 Index that generate positive cash flow and have a strong track record (as determined by Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) of returning cash to investors, such as through dividends, share repurchases or debt retirement.

SPIAS excludes companies in the Banks and Utilities subsectors. SPIAS incorporates positive profits measures and S&P Capital IQ® Quality Ranks in its selection process.  SPIAS will choose only one share class of a company to be represented in the Fund if the stock selection model selects multiple share classes of the same company.

The Fund is comprised of three distinct sub-portfolios, each of which selects 30 names and rebalances on a separate date.  The 30 names included in a sub-portfolio could overlap with some or all of the names in any of the other sub-portfolios.  The sub-portfolios separately are selected and rebalance on or about the first business day of March, September or December of each year (the “Stock Selection Dates”). The first rebalance that is made for the Fund in December 2016 may not be a full rebalance of the Fund in order to give SPIAS and Mellon Capital Management Corporation (collectively, “Sub-Advisers”) an opportunity to fully transition the Fund to the three sub-portfolio strategy by March 2017. Additionally, on or about the first business day of December of each year starting in 2017 the Fund rebalances the size of the three separate sub-portfolios to promote equal weighting of the sub-portfolios.  The Sub-Advisers generally use a buy and hold strategy, executing trades only on or around each stock selection date, when cash flow activity occurs in the Fund and for dividend reinvestment purposes.
The least trading liquid 1% of the S&P 500 Index are initially excluded from the sub strategy for investability. The stocks that pass the JNL/S&P Total Yield criteria are weighted based on historical average daily dollar trading volume.

Between each of the Stock Selection Dates, when cash inflows and outflows require, the Sub-Adviser makes new purchases and sales of stocks of the 30 or more selected companies in approximately the same proportion that such stocks are then held in the Fund determined based on market value.

Companies, which as of the Stock Selection Dates S&P Dow Jones Indices LLC has announced will be removed from the S&P 500, will be removed from the universe of securities from which the Fund stocks are selected.

Certain provisions of the 1940 Act, and other U.S. “Federal Securities Laws” may limit the ability of the Fund to invest more than 5% of the Fund’s total assets in the stock of any company that derives more than 15% of its gross revenues from securities related activities (“Securities Related Companies”).  The 1940 Act and other Federal Securities Laws may also limit or prohibit the Funds from making certain investments.  If a Securities Related Company is selected by the strategy described above, the Sub-Advisers may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with these provisions.  Any amount that cannot be allocated to a Securities Related Company because of the 5% limit will instead be allocated among the remaining portfolio securities or other permissible investments.

Certain provisions of the 1940 Act, limit the ability of the Fund to invest more than 25% of the Fund’s total assets in a particular industry (“25% limitation”).  If a security is selected which would cause the Fund to exceed the 25% limitation, the Sub-Adviser may depart from the Fund’s investment strategy only to the extent necessary to maintain compliance with the 25% limitation.  Any amount that cannot be allocated to a particular industry because of the 25% limitation will instead be allocated among the remaining portfolio securities.

The Fund is a “non-diversified” fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), and may invest more of its assets in fewer issuers than “diversified” mutual funds.

Principal Risks of Investing in the Fund.  An investment in the Fund is not guaranteed.  As with any mutual fund, the value of the Fund’s shares will change, and you could lose money by investing in the Fund.  The following descriptions of the principal risks do not provide any assurance either of the Fund’s investment in any particular type of security, or assurance of the Fund’s success in its investment selections, techniques and risk assessments.  As a managed portfolio the Fund may not achieve its investment objective for a variety of reasons including changes in the financial condition of issuers (due to such factors as management performance, reduced demand or overall market changes), fluctuations in the financial markets, declines in overall securities prices, or the Sub-Adviser’s investment techniques otherwise failing to achieve the Fund’s investment objective. The principal risks of investing in the Fund include:
34

•	Equity securities risk
•	Limited management, trading cost and rebalance risk
•	Managed portfolio risk
•	Market risk
•	Non-diversification risk
•	Regulatory investment limits risk
•	Securities lending risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section, for a description of these risks.  There may be other risks that are not listed in this Prospectus that could cause the value of your investment in the Fund to decline and that could prevent the Fund from achieving its stated investment objective.  This Prospectus does not describe all of the risks of every technique, investment strategy or temporary defensive position that the Fund may use.  For additional information regarding the risks of investing in the Fund, please refer to the SAI.

Additional Information About the Other Investment Strategies, Other Investments and Risks of the Fund (Other than Principal Strategies/Risks).  To effectively manage cash inflows and outflows, the Fund may maintain a cash position of up to 5% of net assets under normal circumstances primarily consisting of shares of money market mutual funds including an affiliated JNL Money Market Fund and investments in other investment companies (such as exchange traded funds) to the extent permitted under the 1940 Act.  The Fund may also invest to some degree in money market instruments.

There may be additional risks that may affect the Fund’s ability to achieve its stated investment objective.  Those additional risks are:

•	Accounting risk
•	Company risk
•	Cybersecurity risk
•	Liquidity risk
•	Temporary defensive positions and large cash positions risk

Please see the “Glossary of Risks” section, which is set forth before the “Management of the Trust” section in this Prospectus, for a description of these risks.

In addition, the performance of the Fund depends on the Sub-Adviser’s abilities to effectively implement the investment strategies of the Fund.

The SAI has more information about the Fund’s authorized investments and strategies, as well as the risk and restrictions that may apply to it.

The Sub-Advisers and Portfolio Management.  The Fund engages co-sub-advisers.  Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) serves as the Sub-Adviser responsible for the selection and allocation of investments.  Mellon Capital Management Corporation (“Mellon Capital”) serves as the Sub-Adviser responsible for trading services for the Fund.

SPIAS is located at 55 Water Street, New York, New York 10041.  SPIAS was established in 1995, and provides investment services on a non-discretionary basis.  SPIAS is a wholly owned subsidiary of S&P Global Inc. (“S&P”), a publicly traded company that provides, financial information, including credit ratings, benchmarks and analytics to the global capital and commodity markets. SPIAS is affiliated with Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC, each a subsidiary of S&P.  Capital IQ, Inc. is a provider of financial market intelligence, including risk evaluation, investment research and data. Standard & Poor’s Financial Services LLC is a provider of independent credit ratings.  S&P Dow Jones Indices LLC is a provider of indices. In addition to SPIAS, Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC operate several independent businesses that engage in other separate business activities.  SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor’s Financial Services LLC in connection with its ratings business, except to the extent such information is made available by Standard & Poor’s Financial Services LLC to the general public.

Erin Gibbs and William Charles Bassignani share the primary responsibility for the development of the investment allocations of each Fund.

In December 2011, William Charles Bassignani was appointed President, Chief Investment Officer & Asset Allocation Manager for SPIAS. Mr. Bassignani is primarily responsible for driving the asset allocation recommendations for SPIAS. In addition, Mr. Bassignani is currently Managing Director, Head of Analytical Model Development for Market Credit and Risk Strategies since March 2010 for Standard & Poor’s Securities Evaluations, Inc. From March 2008 to March 2010, Mr. Bassignani was Managing
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Director, Head of Analytical Model Development, Market Credit and Risk Strategies for Standard & Poor’s. Prior to that, Mr. Bassignani was Managing Director of Quantitative Model Development for the Quantitative Analytics Research Group for Standard & Poor’s Ratings Services from August 2002 to March 2008. Mr. Bassignani earned his Masters in Business Administration and a BA in International Relations and Economics (Political Science) from Boston University.

Erin Gibbs was appointed Vice President, Equity Models Management, Global Market Intelligence for S&P Capital IQ in March 2014 and Equity Chief Investment Officer, SPIAS and Director, Quantitative Portfolio Research, Global Market Intelligence for S&P Capital IQ in September 2011. Ms. Gibbs is responsible for developing the advisory business in the United States and for equity quantitative portfolio research. Ms. Gibbs was Director, ClariFI group for S&P Capital IQ from May 2006 to September 2011. Ms. Gibbs has worked in the investment teams at Pilgrim Baxter and Sanford Bernstein and has 15 years experience in the investment industry. Ms. Gibbs earned a bachelor’s degree in International Management with a focus in Finance from Pace University. She has also completed level 3 of the CMT certification program and completed additional courses at the Courant Institute of New York University.

Mellon Capital is located at 50 Fremont Street, Suite 3900, San Francisco, California 94105. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Mellon Capital is responsible for managing the investment of portfolio assets according to the allocations developed by SPIAS.  Mellon Capital directs portfolio transactions, as required, to closely replicate the allocation instructions prepared by SPIAS.  The individual members of the team who are jointly and primarily responsible for monitoring and reviewing portfolio allocations, and executing of SPIAS portfolio allocations are:

Karen Q. Wong, CFA is a Managing Director, Head of Equity Portfolio Management at Mellon Capital.  Ms. Wong has been a manager of the Fund since its inception.  Ms. Wong joined Mellon Capital in 2000 as an associate portfolio manager.  In 2001 she was promoted to a senior associate, in 2003 to an assistant vice president, in 2004 to a vice president, in 2006 to a director and in  2007 to managing director.  Ms. Wong is the head of equity portfolio management responsible for overseeing all passive equity funds, including exchange traded funds.  Ms. Wong holds a M.B.A from San Francisco State University and has 16 years of investment experience.  Ms. Wong is a member of the CFA Institute and the CFA Society of San Francisco.

Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002.  Mr. Brown holds an M.B.A. from California State University at Hayward.  Mr. Brown joined Mellon Capital in 1995 as senior associate portfolio manager, was promoted to vice president in 1998, and to his current position in 2002.  Mr. Brown heads a team of portfolio managers covering domestic and international passive equity funds.  Mr. Brown has 20 years of investment experience.  Mr. Brown is a member of CFA Institute and the CFA Society of San Francisco. Mr. Brown has been a manager of the Fund since its inception.

Thomas Durante, CFA, Managing Director, Equity Portfolio Management has been at Mellon Capital since 2000.  Mr. Durante holds a B.A. degree from Fairfield University in Accounting.  Mr. Durante has 33 years of investment experience, and 16 years at Mellon Capital. Mr. Durante heads a team of portfolio managers covering domestic and international index portfolios. He is responsible for the refinement and implementation of the equity portfolio manager process.  Prior to joining Mellon Equity Associates, LLP, he worked in the fund accounting department for Dreyfus.  Mr. Durante is a member of the CFA Institute and the CFA Society of Pittsburgh.   Mr. Durante has been a manager of the Fund since its inception.

Ms. Wong, Mr. Brown, and Mr. Durante review trades proposed by the portfolio managers, review and monitor accounts, and approve corporate action responses for all domestic and international equity indexing funds.

They play equal roles with respect to the management of the Fund and each has the authority to approve transactions to the Fund.  There are no limits on the team members’ roles.

The SAI provides additional information about each portfolio manager’s compensation, other accounts managed, and ownership of securities in the Fund.

A discussion regarding the Board of Trustees’ basis for approving the sub-advisory agreements is available in the Fund’s Annual Report for the period ended December 31, 2015.
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More About The Funds

The investment objectives of the respective Funds are not fundamental and may be changed by the Board of Trustees without shareholder approval.

The JNL Multi-Manager Mid Cap Fund has adopted a non-fundamental operating policy that require at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although this 80% requirement is a non-fundamental operating policy that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to that Rule.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, has been granted an exemption from the SEC that allows the Funds to invest in other registered investment companies and unit investment trusts that are within or outside the same group of investment companies.  A Fund may invest cash balances in shares of investment companies, including affiliated investment companies, which are funds managed by the Trust’s investment adviser or its affiliates.  As a shareholder in an investment company, a Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security.  The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction.  However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.  The Sub-Advisers may execute transactions in a manner to cause the least disruption to the Fund when attempting to bring the Fund into compliance with such restrictions, which could affect performance.

Restrictions on the Use of Futures Contracts.  Rule 4.5 under the Commodity Exchange Act (“CEA”) permits the advisers of registered investment companies to rely on an exclusion from registration under the CEA as a commodity pool operator (“CPO”).  Among other conditions, under amended Rule 4.5, the adviser to a registered investment company can claim exclusion from registration as a CPO only if the fund uses commodity interests solely for “bona fide hedging purposes,” or limits its use of commodity interests for non-bona fide hedging purposes to certain minimal amounts.

With respect to each Fund in this Prospectus, JNAM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”).  Accordingly, JNAM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that such a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, JNAM may be required to act in a registered CPO capacity with respect to that Fund.  JNAM’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund in this Prospectus to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indices and interest rates) may be limited by JNAM’s intention to operate the Fund in a manner that would permit JNAM to continue to claim the exclusion, which may adversely affect the Fund’s total return.

JNAM has also filed for certain no-action relief with the CFTC in connection with certain of these Funds that are funds-of-funds, or Funds that invest in underlying funds that trade commodity interests.  For operators of funds-of-funds, it is difficult to determine compliance with trading restrictions because it requires, in most circumstances, that they determine the extent of commodity interest trading by the underlying funds and whether or not the underlying funds will be able themselves to rely on amended CFTC Rule 4.5 going forward. This no-action relief postpones the requirement to act in a registered CPO capacity for operators of funds-of-funds until six months from the date that the CFTC Division of Swap Dealer and Intermediary Oversight issues revised guidance on the application of the de minimis trading thresholds in the context of CFTC Rule 4.5.  It is possible that this guidance, when issued, may require JNAM to act in its capacity as a registered CPO with respect to certain Funds.  Alternatively, JNAM may determine to revise a Fund’s investment strategy to reduce trading commodity interest trading levels.

Portfolio Turnover. Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption
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requests. Increased portfolio turnover necessarily results in correspondingly higher costs, which can include brokerage commissions, and other transaction costs on the sale of securities and reinvestment in other securities.

Derivatives Risk – Asset Segregation.  As an open-end investment company registered with the SEC a Fund is subject to the Federal Securities Laws including the 1940 Act, related rules, and various SEC and CFTC staff positions. In accordance with these positions with respect to certain kinds of derivatives, a Fund must “set aside” on its books (referred to sometimes as “asset segregation” or “coverage”) liquid assets, or engage in other SEC or CFTC staff approved measures, while the derivatives contracts are open. For example, with respect to forwards and futures contracts that are not contractually required or otherwise able to “cash-settle,” a Fund must cover its open positions by setting aside liquid assets equal to the contracts’ full notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, a Fund is permitted to set aside liquid assets in an amount equal to a Fund’s daily marked – to market (net) obligations, if any (i.e., a Fund’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, a Fund will have the ability to employ leverage to a greater extent than if a Fund were required to segregate assets equal to the full notional value of such contracts. Futures contracts and forward contracts that settle physically will be treated as cash settled for asset segregation purposes when the Fund has entered into a contractual arrangement with a third party futures commission merchant or other counterparty to off-set the Fund’s exposure under the contract and, failing that, to assign its delivery obligation under the contract to counterparty. The use of leverage involves certain risks. See below for Leverage risk. A Fund reserves the right to modify its asset segregation policy in the future to comply with any changes in governing law, rules, interpretations, CFTC or CFTC staff positions, or SEC or SEC staff positions.

The Funds may enter into certain kinds of derivative transactions that involve obligations to make future payments to third parties.  These transactions include, but are not limited to, futures, forward contracts, swap contracts, the purchase of securities on a when issued or delayed delivery basis, or reverse repurchase agreements.  In such transactions, the Funds may be required to “set aside” or segregate liquid assets, or engage in other measures, to cover open purchases and derivatives positions, in accordance with federal securities laws, rules thereunder, or interpretations thereof, including positions that the SEC or its staff have taken.  In such situations, the Funds set aside liquid assets on either of two bases.  Where a derivatives contract does not require cash settlement, the Funds must set aside liquid assets on the basis of the contracts full notional value.  Where a derivatives contract does require cash settlement, the Funds are permitted to set aside assets on the basis of daily marked-to-market net obligations (i.e., a Fund’s daily net liability or unrealized loss, if any), rather than the contract’s full notional value.  In the latter situation, a Fund may employ leverage to a greater extent than under the former situation.  Each Fund reserves the right to change its procedures for setting aside assets in order to comply with any change in governing law, rules, interpretations, SEC or CFTC staff positions.

Investments in Private Companies.  Investing in private companies can involve greater risks than those associated with investing in publicly traded companies.  Securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public.  Generally, these investments are considered to be illiquid until a company’s public offering.  As such, no Fund may invest in any equity or equity-related securities issued by a private company, unless approved by JNAM.  For a Fund that invested in equity or equity-related securities issued by a private company before December 9, 2015, the Fund’s sub-adviser is allowed to continue to hold or sell that security, and in limited circumstances, subject to certain funding commitments, may acquire additional issuances of existing private equity securities.  Private equity investments are subject to its sub-advisory agreement, the policies and procedures for the Fund, and the oversight of JNAM.

Commodities Tax Risk.  In order for a Fund to qualify as a RIC under Subchapter M, it must derive at least 90% of its gross income each taxable year from qualifying income, which is described in more detail in the SAI. Income and gains from certain commodity-linked instruments does not constitute qualifying income to a RIC for purposes of the 90% gross income test. The tax treatment of some other commodity-linked instruments in which a Fund might invest is not certain, in particular with respect to whether income or gains from such instruments constitute qualifying income to a RIC.  Although, the Internal Revenue Service (the “IRS”) previously issued private letter rulings to the effect that income and gain generated by investments in commodity-linked notes and income generated by investments in wholly owned foreign subsidiaries (“controlled foreign corporations”) that invest in certain commodity-linked derivative instruments constitute qualifying income under Subchapter M, the IRS suspended the issuance of these rulings in 2011.  If the IRS changes the position it took in those rulings or otherwise publishes an adverse determination relating to the treatment of such income and gain, certain Funds that directly or indirectly invest in commodity-linked derivative instruments would likely need to significantly change their investment strategies in order to qualify as a RIC under the Internal Revenue Code.

Dodd-Frank (Regulatory) Risk. The Dodd-Frank Wall Street Reform and Consumer Protection Act (“Dodd-Frank Act”) made a number of changes to the regulatory framework in the financial services industry, including regulations applicable to banks, insurance companies, and other firms.  The Dodd-Frank Act also made a number of regulatory changes to the oversight and treatment of various securities, in particular, derivatives.  The impact of these regulatory changes will be felt across industries for a number of years, and will impact the Funds’ investments and the administration of the Funds.  Securities in which the Funds invest may incur
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increased regulatory compliance costs, and could be subject to regulatory action.  The Funds may incur Dodd-Frank regulatory compliance costs, which could impact performance.

Lending of Portfolio Securities.  Each Fund may engage in securities lending. Securities lending involves the lending of securities owned by a Fund to financial institutions such as certain broker-dealers. The borrowers are required to secure their loans continuously with cash, cash equivalents, U.S. government securities or letters of credit that meet certain guidelines. Cash collateral may be invested by a Fund in money market-type investments or short-term liquid investments. To the extent that cash collateral is so invested, such collateral will be subject to market depreciation or appreciation, and a Fund will be responsible for any loss that might result from its investment of the borrowers’ collateral.

A Fund may lend its securities to increase its income. A Fund may, however, experience delay in the recovery of its securities or incur a loss if the institution with which it has engaged in a portfolio loan transaction breaches its agreement with the Fund or becomes insolvent. There is also the risk that the price of the securities will increase while they are on loan and the collateral will not adequately cover their value.

Cash and Cash Equivalents. The Funds may hold cash or invest in cash equivalents. Cash equivalents include, but are not limited to: (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, time deposits, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities (including U.S. treasury bills) that mature, or may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

“Savings association obligations” include certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations.

Market Events.  Turmoil in domestic and international markets may cause extreme volatility in the equity and debt markets, in the prices of individual securities and in the world economy. In response, governments throughout the world may respond with a variety of significant fiscal and monetary policy changes, including but not limited to, direct capital infusions into companies, new monetary programs and dramatically lower interest rates. Failure to implement or an unexpected or quick reversal of such policies could increase volatility in the equity and debt markets.

Rule 2a-7 Amendments.  In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. Compliance with certain of these 2014 Amendments is not required until October 2016.

Natural disasters and adverse weather conditions. Certain areas of the world historically have been prone to major natural disasters, such as hurricanes, earthquakes, typhoons, flooding, tidal waves, tsunamis, erupting volcanoes, wildfires or droughts, and have been economically sensitive to environmental events.  Such disasters, and the resulting damage, could have a severe and negative impact on a Fund’s investment portfolio and, in the longer term, could impair the ability of issuers in which a Fund invests to conduct their businesses in the manner normally conducted.  Adverse weather conditions may also have a particularly significant negative effect on issuers in the agricultural sector and on insurance companies that insure against the impact of natural disasters.

Sanctions Risk. From time-to-time, the U.S. Government or other governments may place “sanctions” on a country. Such sanctions may include limitations on transactions in a country, such as the purchase or sale of products or services in that country. Sanctions also may include limitations on the movement of cash and securities to and from a sanctioned country, or may limit investments in a sanctioned country. When sanctions are placed on a country, a Fund may experience limitations on its investments, including the inability to dispose of securities in that country, the inability to settle securities transactions in that country, and the inability to repatriate currency from that country. Investments in sanctioned countries may be volatile, and the Fund and its pricing agent may have difficulty valuing such sanctioned country securities. Investments in sanctioned countries are subject to a number of risks, including, but not limited to, liquidity risk, foreign securities risk, and currency risk. The Fund could lose money investing in a country that is later sanctioned by the U.S. Government or other governments.

Technology Disruptions. Markets and market-participants are increasingly reliant upon both publicly available and proprietary information data systems. Data imprecision, software or other technology malfunctions, programming inaccuracies, unauthorized use
39

or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon the performance of the Funds.  Such circumstances may adversely impact the Funds’ operations or the performance of the fund’s investments in a single issuer, a group of issuers, or the market at-large. For example, cyber attacks on the Funds’ adviser, sub-advisers, and/or other service providers could cause business failures or delays in daily operations, and the Funds may not be able to process shareholder transactions or calculate an NAV per share.  Cyber attacks also could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks also may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Funds’ investments.  In certain cases, an exchange or market may close or issue trading halts on specific securities or the entire market, which may result in a Fund being, among other things, unable to buy or sell certain securities or financial instruments or unable to accurately price its investments.

Cyber attacks on the Funds’ sub-advisers and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share.  In addition, cyber attacks could disrupt daily operations related to trading and portfolio management.  Cyber attacks could impact the performance of the Funds.

Legislation.  At any time after the date of the Prospectus, legislation may be enacted that could negatively affect the shares of the Funds or the issuers of such common stock.  Further, changing approaches to regulation may have a negative impact on certain companies represented in the Funds.  There can be no assurance that future legislation, regulation or deregulation will not have a material adverse effect on the Funds or will not impair the ability of the issuers of the common stock held in the Funds to achieve their business goals.  The Adviser is currently operating under relief provided by a No-Action Letter filed with the CFTC on August 10, 2012, on the basis that it would have been excluded from the definition of CPO under former Regulation 4.5.  This No-Action Letter is currently pending with the CFTC.

Benchmarks.  Listed below are the primary benchmarks, and secondary benchmarks, if applicable, for each Fund that has completed less than one full calendar year of operations and thus does not show performance information above.

Name	Primary Benchmark	Secondary Benchmark(s) (if applicable)
JNL Multi-Manager Mid Cap Fund	Russell Midcap Index	Not Applicable
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GLOSSARY OF RISKS

The following risks may apply to the Funds in this Prospectus.  Please consult the Funds’ Summary Prospectus and Statutory Prospectus to identify the risks associated with a particular Fund.

Accounting risk – The Fund makes investment decisions, in part, on information drawn from the financial statements of issuers. Financial statements may not be accurate and may reflect differing approaches with respect to auditing and reporting standards, and may affect the ability of the Fund’s investment manager to identify appropriate investment opportunities.

Allocation risk – The Fund’s ability to achieve its investment objective depends upon the investment manager’s analysis of such factors as macroeconomic trends, outlooks for various industries and asset class valuations and its ability to select an appropriate mix of asset classes and Underlying Funds based on its analysis of such factors.  The Fund is subject to the risk of changes in market, investment, and economic conditions in the selection and percentages of allocations among appropriate Underlying Funds.

Company risk – Investments in U.S. and/or foreign-traded equity securities may fluctuate more than the values of other types of securities in response to changes in a particular company’s financial condition.  For example, poor earnings performance of a company may result in a decline of its stock price.

Concentration risk – To the extent that the Fund focuses on particular countries, regions, industries, sectors, issuers, types of investment or limited number of securities from time to time, the Fund may be subject to greater risks of adverse economic, business or political developments in such areas of focus than a fund that invests in a wider variety of countries, regions, industries, sectors or investments.

Industry
Companies within an industry are often faced with the same economic conditions, government regulations, availability of basic resources or supplies, or other events that affect that industry, and their stock may react similarly and move in unison with these and other market conditions.  As a result, stocks within a certain industry in which the Fund invests may be more volatile, and carry greater risk of adverse developments affecting many of the Fund’s holdings, than a mixture of stocks of companies from a wide variety of industries.

Geographic
To the extent that the Fund has a significant level of investment in issuers in particular countries or regions, the Fund’s performance is expected to be closely tied to social, political and economic conditions within those countries or regions and to be more volatile than the performance of more geographically diversified funds.   The economies and financial markets of certain regions can be highly interdependent and may decline all at the same time.  In addition, certain regions are prone to natural disasters such as earthquakes, volcanoes, droughts or tsunamis and are economically sensitive to environmental events. Such events may have a negative impact on the value of the Fund’s investments in those regions.

Security
The Fund’s portfolio may invest in a limited number of securities.  As compared to other Funds, this could subject the Fund to additional risk if one of the portfolio securities declines in price, or if certain sectors of the market experience a downturn.  It may take additional time to sell all or part of a Fund’s investment in a particular security, and consequently, concentrating portfolio investments may also limit the ability of the Fund to take advantage of other investment opportunities.

Currency risk – Investments in foreign currencies, securities that trade in or receive revenues in foreign currencies or derivatives that provide exposure to foreign currencies are subject to the risk that those currencies may decline in value, or, in the case of hedging positions, that the currency may decline in value relative to the currency being hedged. Currency exchange rates can be volatile and may be affected by a number of factors, such as the general economics of a country, the actions (or inaction) of U.S. and foreign governments or central banks, the imposition of currency controls, and speculation.  The Fund accrues additional expenses when engaging in currency exchange transactions, and valuation of a Fund’s foreign securities may be subject to greater risk because both the price of the currency (relative to the U.S. dollar) and the price of the security may fluctuate with market and economic conditions. A decline in the value of a foreign currency versus the U.S. dollar reduces the value in U.S. dollars of investments denominated in that foreign currency.

Cybersecurity risk - Cyber attacks could disrupt daily operations related to trading and portfolio management.  In addition, technology disruptions and cyber attacks may impact the operations or securities prices of an issuer or a group of issuers, and thus may have an adverse impact on the value of the Fund’s investments.  Cyber attacks on the Funds’ sub-advisers and service providers could cause business failures or delays in daily processing, and the Funds may not be able to issue a NAV per share.  Cyber attacks could impact the performance of the Funds.  See the “Technology Disruptions” section in this Prospectus.

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Emerging markets and less developed countries risk – Emerging market and less developed countries generally are located in Asia, the Middle East, Eastern Europe, Central and South America and Africa.  Investments in, or exposure to, securities that are tied economically to emerging market and less developed countries are subject to all of the risks of investments in, or exposure to, foreign securities, generally to a greater extent than in developed markets, among other risks.  Investments in securities that are tied economically to emerging markets involve greater risk from economic and political systems that typically are less developed, and likely to be less stable, than those in more advanced countries.  The Fund also will be subject to the risk of adverse foreign currency rate fluctuations. Emerging market and less developed countries may also have economies that are predominantly based on only a few industries or dependent on revenues from particular commodities. There may be government policies that restrict investment by foreigners, greater government influence over the private sector, and a higher risk of a government taking private property in emerging and less developed countries.  Moreover, economies of emerging market countries may be dependent upon international trade and may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade.  As a result of these risks, investments in securities tied economically to emerging markets tend to be more volatile than investments in securities of developed countries.

Underdeveloped securities exchanges and low or nonexistent trading volume in securities of issuers may result in a lack of liquidity and in price volatility. Emerging market countries often have less uniformity in accounting and reporting requirements and less reliable clearance and settlement, registration and custodial procedures, which could result in ownership registration being completely lost.  Issuers in emerging markets typically are subject to greater risk of adverse changes in earnings and business prospects than are companies in developed markets.  Loss may also result from the imposition of exchange controls, confiscations and other government restrictions, including confiscatory taxes on investment proceeds and other restrictions on the ability of foreign investors to withdraw their money at will, or from problems in security registration or settlement and custody.  Investments in, or exposure to, emerging market securities may be more susceptible to investor sentiment than investments in developed countries. As a result, emerging market securities may be adversely affected by negative perceptions about an emerging market country’s stability and prospects for continued growth.  The Fund will also be subject to the risk of negative foreign currency rate fluctuations.  Investments in, or exposure to, emerging market securities tend to be more volatile than investments in developed countries.

Frontier market countries are emerging market countries that are considered to be among the smallest, least mature and least liquid.  Frontier market countries generally have smaller economies and less developed capital markets than traditional emerging markets, and, as a result, the risks of investing in emerging market countries are magnified in frontier market countries. The economies of frontier market countries are less correlated to global economic cycles than those of their more developed counterparts and their markets have low trading volumes and the potential for extreme price volatility and illiquidity. This volatility may be further heightened by the actions of a few major investors. For example, a substantial increase or decrease in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, the price of Fund shares. These factors make investing in frontier market countries significantly riskier than in other countries and any one of them could cause the price of the Fund’s shares to decline.

Equity securities risk – Common and preferred stocks represent equity ownership in a company. Stock markets are volatile, and equity securities generally have greater price volatility than fixed-income securities. The price of equity or equity-related securities will fluctuate and can decline and reduce the value of a portfolio investing in equity or equity-related securities.  The value of equity or equity-related securities purchased by the Fund could decline if the financial condition of the companies the Fund invests in decline or if overall market and economic conditions deteriorate.   They may also decline due to factors that affect a particular industry or industries, such as labor shortages or an increase in production costs and competitive conditions within an industry. In addition, they may decline due to general market conditions that are not specifically related to a company or industry, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or generally adverse investor sentiment.

Foreign regulatory risk – The Adviser is an indirect wholly-owned subsidiary of Prudential plc, a publicly-traded company incorporated in the United Kingdom and is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Through its ownership structure, the Adviser has a number of global financial industry affiliates. As a result of this structure, and the asset management and financial industry business activities of the Adviser and its affiliates, the Adviser and the Fund may be prohibited or limited in effecting transactions in certain securities.  Additionally, the Adviser and the Fund may encounter trading limitations or restrictions because of aggregation issues or other foreign regulatory requirements.  Foreign regulators or foreign laws may impose position limits on securities held by the Fund, and the Fund may be limited as to which securities they may purchase or sell, as well as the timing of such purchases or sales.  These foreign regulatory limits may increase the Fund’s expenses and may limit the Fund’s performance.

Foreign securities risk – Investments in, or exposure to, foreign securities involve risks not typically associated with U.S. investments.  These risks include, among others, adverse fluctuations in foreign currency values, possible imposition of foreign withholding or other taxes on income payable on the securities, as well as adverse political, social and economic developments, such as political upheaval, acts of terrorism, financial troubles, or natural disasters. Many foreign securities markets, especially those in
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emerging market countries, are less stable, smaller, less liquid, and less regulated than U.S. securities markets, and the costs of trading in those markets is often higher than in U.S. securities markets. There may also be less publicly-available information about issuers of foreign securities compared to issuers of U.S. securities and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers. In addition, the economies of certain foreign markets may not compare favorably with the economy of the United States with respect to issues such as growth of gross national product, reinvestment of capital, resources and balance of payments position.  Such factors may adversely affect the value of securities issued by companies in foreign countries or regions.

Investments in, or exposure to, foreign securities could be affected by restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices and regulation may be inadequate or irregular.  Investments in, or exposure to, emerging market countries and/or their securities markets may present market, credit, currency, liquidity, legal, political, technical and other risks different from, or greater than, the risks of investing in developed countries.  In addition, the risks associated with investing in a narrowly defined geographic area are generally more pronounced with respect to investments in, or exposure to, emerging market countries.

Investment style risk – The returns from a certain investment style may be lower than the returns from the overall stock market.  For example, value funds typically emphasize stocks whose prices are below-average in comparison to earnings and book value, although they may yield above-average dividends.  A value stock may not increase in price if other investors fail to recognize the company’s value or the factors that are expected to increase the price of the security do not occur. As another example, growth funds generally focus on stocks of companies believed to have above-average potential for growth in revenue and earnings.  Growth stock prices frequently reflect projections of future earnings or revenues, and if earnings growth expectations are not met their valuations may return to more typical norms, causing their stock prices to fall.  Over market cycles, different investment styles may sometimes outperform other investment styles (for, example, growth investing may outperform value investing).

Companies that may be considered out of favor, particularly companies emerging from bankruptcy, may tend to lose value more quickly in periods of anticipated economic downturns, may have difficulty retaining customers and suppliers and, during economic downturns, may have difficulty paying their debt obligations or finding additional financing.

Issuer risk – The value of an individual security or particular type of security can be more volatile than the market as a whole and can perform differently from the market as a whole.  A security’s value may decline for reasons that directly relate to the issuer, such as management performance, corporate governance, financial leverage and reduced demand for the issuer’s goods or services. A change in the financial condition of a single issuer may affect securities markets as a whole.  Certain unanticipated events, such as natural disasters, can have a dramatic adverse effect on the value of an issuer’s securities.

Limited management, trading cost and rebalance risk – Investing primarily according to specific, mechanical criteria and applied on a specific date each year may prevent a Fund from responding to market fluctuations, or changes in the financial condition or business prospects of the selected companies during the year.  As a result of this investment strategy, the Fund may be subject to increased risk if one of the selected stocks declines in price or if certain sectors of the market, or economy, experience downturns.  This investment strategy may also prevent taking advantage of trading opportunities that may be available to other funds.

Liquidity risk – Investments in securities that are difficult to purchase or sell (illiquid or thinly-traded securities) may reduce returns if the Fund is unable to sell the securities at an advantageous time or price or achieve its desired level of exposure to a certain sector.  An “illiquid security” typically is defined as a security that cannot be sold or disposed of within seven (7) days, at a price or value at which it is carried by the Fund.  Liquidity risk arises, for example, from small average trading volumes, trading restrictions, or temporary suspensions of trading.  Small-capitalization companies and companies domiciled in emerging markets pose greater liquidity and price volatility risks.  Certain securities that were liquid when purchased may later become illiquid or less liquid, particularly in times of overall economic distress.  Illiquid securities may also be difficult to value, may be required to be fair valued according to the valuation procedures approved by the Boards of Trustees, and may reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.  Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period because of unusual market conditions, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell securities at an unfavorable time and/or under unfavorable conditions. In addition, although the fixed-income securities markets have grown significantly in the last few decades, regulations and business practices have led some financial intermediaries to curtail their capacity to engage in trading (i.e., “market making”) activities for certain debt securities. As a result, dealer inventories of fixed-income securities, which provide an indication of the ability of financial intermediaries to make markets in fixed-income securities, are at or near historic lows relative to market size. Because market makers help stabilize the market through their financial intermediary services, further reductions in dealer inventories could have the potential to decrease liquidity and increase volatility in the fixed-income securities markets.

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Managed portfolio risk – As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the Fund’s manager’s investment techniques could fail to achieve the Fund’s investment objective, or may negatively affect the Fund’s investment performance, or legislative, regulatory, or tax developments may affect the investment techniques available to the manager of the Fund.  There is no guarantee that the investment objective of the Fund will be achieved.

Market risk – Stock market risk refers to the fact that stock (equity securities) prices typically fluctuate more than the values of other types of securities, typically in response to changes in the particular company’s financial condition and factors affecting the market in general.  Over time, the stock market tends to move in cycles, with periods when stock prices rise, and periods when stock prices decline.  A slower-growth or recessionary economic environment could have an adverse effect on the price of the various stocks held by the Fund.  Consequently, a broad-based market drop may also cause a stock’s price to fall.

Bond market risk generally refers to credit risk and interest rate risk.  Credit risk is the actual or perceived risk that the issuer of the bond will not pay the interest and principal payments when due.  Bond value typically declines if the issuer’s credit quality deteriorates.  Interest rate risk is the risk that interest rates will rise and the value of bonds will fall.  A broad-based market drop may also cause a bond’s price to fall.

Portfolio securities may also decline in value due to factors affecting securities markets generally, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest or currency rates or adverse investor sentiment, or due to factors affecting particular industries represented in the securities markets, such as competitive conditions.  Changes in the financial condition of a single issuer can impact a market as a whole, and adverse market conditions may be prolonged and may not have the same impact on all types of securities.  In addition, the markets may not favor a particular kind of security, including equity securities or bonds. The values of securities may fall due to factors affecting a particular issuer, industry or the securities market as a whole.

Mid-capitalization investing risk – The prices of securities of mid-capitalization companies tend to fluctuate more widely than those of larger, more established companies.  Mid-capitalization companies may have limited product lines, markets or financial resources or may depend on the expertise of a few people and may be subject to more abrupt or erratic market movements than securities of larger, more established companies or the market averages in general.  Securities of such issuers may lack sufficient market liquidity to effect sales at an advantageous time or without a substantial drop in price.

Non-diversification risk – The Fund is “non-diversified.” As such, the Fund may invest in a limited number of issuers. Under a definition provided by the Investment Company Act of 1940, as amended (the “1940 Act”), non-diversified funds may invest in fewer securities, or in larger proportions of the securities of single companies or industries. If these securities were to decline in value, there could be a substantial loss of the investment. In addition, because of the investment strategies, the Fund may hold a smaller number of issuers than if it were “diversified.”  There is increased risk in investing in a smaller number of different issuers than there is in investing in a larger number of issuers since changes in the financial condition or market status of a single issuer may cause greater fluctuation in a non-diversified portfolio with respect to total return and share price.

Regulatory investment limits risk – The U.S. “Federal Securities Laws” may limit the amount a Fund may invest in certain securities.  These limits may be Fund specific or they may apply to the investment manager.  As a result of these regulatory limitations under the Federal Securities Laws, and the asset management and financial industry business activities of the investment manager and its affiliates, the investment manager and the Funds may be prohibited from or limited in effecting transactions in certain securities.  The investment manager and the Funds may encounter trading limitations or restrictions because of aggregation issues or other regulatory requirements.  The Federal Securities Laws may impose position limits on securities held by the Funds, and the Funds may be limited as to which securities they may purchase or sell, as well as, the timing of such purchases or sales.  These regulatory investment limits may increase the Funds’ expenses and may limit the Funds’ performance.

Securities lending risk - The Fund may lend its portfolio securities to brokers, dealers, and other financial institutions provided a number of conditions are satisfied, including that the loan is fully collateralized. When the Fund lends portfolio securities, its investment performance will continue to reflect changes in the value of the securities loaned, and the fund will also receive a fee or interest on the collateral. Securities lending involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent. The Fund will also bear the risk of any decline in value of securities acquired with cash collateral. The Fund may pay lending fees to a party arranging the loan.  See the “Lending of Portfolio Securities” section in this Prospectus.

Temporary defensive positions and large cash positions risk – In anticipation of, or in response to, adverse market or other conditions, or atypical circumstances such as unusually large cash inflows or redemptions, and Sub-Adviser transitions, the Fund may temporarily hold all or a significant portion, without limitation, of its assets in cash, cash equivalents, affiliated and unaffiliated money market funds, or high quality debt instruments.  During periods in which the Fund employs such a temporary defensive strategy or
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holds large cash positions, it will not be pursuing, and will not achieve, its investment objective.  Taking a defensive or large cash position may reduce the potential for appreciation of the portfolio and may affect performance.
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MANAGEMENT OF THE TRUST

Investment Adviser

Under Massachusetts law and the Trust’s Declaration of Trust and By-Laws, the Trust’s Board of Trustees (“Board”) is responsible for managing the business and affairs of the Trust.

Jackson National Asset Management, LLCSM (“JNAM®” or the “Adviser”), located at 1 Corporate Way, Lansing, Michigan 48951, serves as the investment adviser to the Trust and provides the Funds with professional investment supervision and management under an Investment Advisory Agreement between the Trust and the Adviser. The Adviser is registered with the SEC under the Investment Advisers Act of 1940, as amended (the “Advisers Act”).

The Adviser is a wholly owned subsidiary of Jackson National Life Insurance Company (“Jackson”), a U.S.-based financial services company. Jackson is an indirect wholly-owned subsidiary of Prudential plc, a publicly -traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.  Prudential plc is also the ultimate parent of Curian Capital, LLC, the sponsor of investment companies that are in the same group of investment companies as the Trust and JNL Variable Fund LLC, and PPM America, Inc.

Under the Investment Advisory Agreement, the Adviser is responsible for managing the affairs and overseeing the investments of the Funds and determining how voting and other rights with respect to securities owned by each Fund will be exercised.  The Adviser also provides recordkeeping services to the Funds and oversees the performance of services provided to each Fund by other service providers, including the custodian, transfer agent and shareholder servicing agent.  The Adviser is authorized to delegate certain of its duties with respect to a Fund to a sub-adviser, subject to the approval of the Board, and is responsible for overseeing that Sub-Adviser’s performance.  The Adviser is solely responsible for payment of any fees to Sub-Advisers.

The Adviser plays an active role in advising and monitoring each Fund and Sub-Adviser, if any.  For those Funds the Adviser directly manages, the Adviser, among other things, implements the investment objective and program by selecting securities and determining asset allocation ranges.  When appropriate, the Adviser recommends to the Board potential sub-advisers for a Fund.  For those Funds managed by Sub-Advisers, the Adviser monitors each Sub-Adviser’s Fund management team to determine whether its investment activities remain consistent with the Funds’ investment strategies and objectives.  The Adviser also monitors changes that may impact the Sub-Adviser’s overall business, including the Sub-Adviser’s operations and changes in investment personnel and senior management, and regularly performs due diligence reviews of each Sub-Adviser. In addition, the Adviser obtains detailed, comprehensive information concerning each Fund’s and Sub-Adviser’s performance and Fund operations.  The Adviser is responsible for providing regular reports on these matters to the Board.

A discussion regarding the Board’s basis for approving the Investment Advisory Agreement for all Funds in this Prospectus, except for the JNL Multi-Manager Mid Cap Fund, is available in the Fund’s Annual Report for the period ended December 31, 2015. A discussion regarding the Board’s basis for approving the Investment Advisory Agreement for the JNL Multi-Manager Mid Cap Fund is available in the Semi-Annual Report for the period ended June 30, 2016. As of June 30, 2016, the Adviser managed approximately $183 billion in assets.

Management Fee

As compensation for its advisory services, the Adviser receives a fee from the Trust computed separately for each Fund, accrued daily and payable monthly.  The fee the Adviser receives from each Fund is set forth below as an annual percentage of the net assets of the Fund.

The table below shows the advisory fee rate schedule for each Fund as set forth in the Investment Advisory Agreement and the aggregate annual fee each Fund paid to the Adviser for the fiscal year ended December 31, 2015. Each Fund’s advisory fee rate schedule is subject to contractual breakpoints that reduce the advisory fee rate should the Fund’s average daily net assets exceed specified amounts.
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Fund	Assets	Advisory Fee (Annual Rate Based on Average Daily Net Assets of each Fund)	Aggregate Annual Fee Paid to Adviser for The Fiscal year Ended December 31, 2015 (Annual Rate Based on Average Net Assets of Each Fund)
JNL Multi-Manager Mid Cap Fund	$0 to $500 million $500 million to $1 billion Over $1 billion	0.75% 0.725% 0.70%	N/A
JNL/S&P Competitive Advantage Fund	$0 to $500 million Over $500 million	0.40% 0.35%	0.36%
JNL/S&P Dividend Income & Growth Fund	$0 to $500 million Over $500 million	0.40% 0.35%	0.36%
JNL/S&P Intrinsic Value Fund	$0 to $500 million Over $500 million	0.40% 0.35%	0.36%
JNL/S&P Total Yield Fund	$0 to $500 million Over $500 million	0.40% 0.35%	0.36%

Investment Sub-Advisers

The Adviser has engaged certain other investment advisers to serve as Sub-Advisers to certain assigned Funds under separate Sub-Advisory Agreements between each Sub-Adviser and the Adviser. The Adviser selects, contracts with and compensates Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust. The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

Under the terms of each of the Sub-Advisory Agreements, the Sub-Advisers are responsible for supervising and managing the investment and reinvestment of the assets of an assigned Fund and for directing the purchase and sale of the Fund’s investment securities, subject to the oversight and supervision of the Adviser and the Board.  The Sub-Advisers formulate a continuous investment program for an assigned Fund consistent with the Fund’s investment strategies, objectives and policies outlined in this Prospectus.  Each Sub-Adviser implements such program by purchases and sales of securities and regularly reports to the Adviser and the Board with respect to the implementation of such programs.

As compensation for its sub-advisory services, each Sub-Adviser receives a fee from the Adviser, computed separately for the applicable Fund, stated as an annual percentage of the Fund’s net assets. The SAI contains a schedule of the sub-advisory fee rate for each Fund as set forth in the Sub-Advisory Agreements. The Adviser currently is obligated to pay the Sub-Advisers out of the advisory fee it receives from the Fund.

A discussion regarding the Board’s basis for approving the Sub-Advisory Agreements for all Funds in this Prospectus, except for the JNL Multi-Manager Mid Cap Fund, is available in the Fund’s Annual Report for the period ended December 31, 2015. A discussion regarding the Board’s basis for approving the Sub-Advisory Agreements for the JNL Multi-Manager Mid Cap Fund is available in the Semi-Annual Report for the period ended June 30, 2016.

The Adviser and the Trust, together with other investment companies of which the Adviser is investment adviser, have received an exemptive order (the “Order”) that allows the Adviser to hire, replace or terminate unaffiliated Sub-Advisers or materially amend a Sub-Advisory Agreement with an unaffiliated Sub-Adviser with the approval of the Board, but without the approval of shareholders.  Under the terms of the Order, if a new Sub-Adviser is hired by the Adviser, the affected Fund will provide shareholders with information about the new Sub-Adviser and new Sub-Advisory Agreement within ninety (90) days of the change.  The Order allows the Funds to operate more efficiently and with greater flexibility. At a shareholder meeting of the Trust held on October 26, 2000, the shareholders of all Funds approved this multi-manager structure.

The Adviser does not expect to recommend frequent changes of Sub-Advisers.  Although the Adviser will monitor the performance of the Sub-Advisers, there is no certainty that any Sub-Adviser or Funds will obtain favorable results at any given time.

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Portfolio Manager(s)

For information about the portfolio management team responsible for the day-to-day management of a particular Fund, please refer to each Fund’s Summary Prospectus or the disclosure pertaining to the Fund in the “Additional Information About the Funds” section of this Prospectus.

ADMINISTRATOR

JNAM serves as the administrator to the Funds.  JNAM, in its capacity as administrator, provides or procures, at its own expense, certain legal, audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, and other administrative services necessary for the operation of the Funds.  In addition, JNAM, in its capacity as administrator, also pays a portion of the costs of the Funds’ Chief Compliance Officer. In return for these services, each Fund pays JNAM an administrative fee equal to a certain percentage of the Fund’s average daily net assets, accrued daily and paid monthly, as set forth below.

Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, a portion of the Chief Compliance Officer costs, directors and officers insurance, the fees and expenses of the disinterested Trustees and of independent legal counsel to the disinterested Trustees (categorized as “Other Expenses” in the fee tables).

Funds	Assets	Administrative Fee
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/S&P Competitive Advantage Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Dividend Income & Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Intrinsic Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Total Yield Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

DISTRIBUTOR

Jackson National Life Distributors LLC (“JNLD”), a wholly-owned subsidiary of Jackson, is the principal underwriter of the Funds and is responsible for promoting sales of the Funds’ shares. JNLD also is the principal underwriter of the variable annuity insurance products issued by Jackson and its subsidiaries.

JNLD and/or an affiliate have the following relationships with one or more of the Sub-Advisers and/or their affiliates:

JNLD receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which those Sub-Advisers participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation.

A brokerage affiliate of JNLD participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives commissions and other compensation from them in connection with those activities, as described in the prospectus or statement of additional information for those funds.

CLASSES OF SHARES

Effective December 15, 2003, the Trust adopted a multi-class plan pursuant to Rule 18f-3 under the 1940 Act.  Under the multi-class plan, each Fund in this Prospectus has two classes of shares (Class A and Class B), except for the JNL Multi-Manager Mid Cap Fund, which has one class of shares (Class A).
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The Class A shares of each Fund are subject to a Rule 12b-1 fee equal to 0.20% of the Fund’s average daily net assets attributable to Class A shares.  Class B shares will not be subject to a Rule 12b-1 fee.

Under the multi-class structure, the Class A shares and Class B shares of each Fund represent interests in the same portfolio of securities, and will be substantially the same except for “class expenses.”  The expenses of each Fund will be borne by each Class of shares based on the net assets of the Fund attributable to each class, except that class expenses to the appropriate class.  “Class expenses” will include any distribution, administrative or service expense allocable to that class, pursuant to the 12b-1 Plan described below, and any other expense that JNAM determines, subject to ratification or approval by the Board, to be properly allocable to that class, including: (i) printing and postage expenses related to preparing and distributing to the shareholders of a particular class (or contract owners of variable contracts funded by shares of such class) materials such as Prospectuses, shareholder reports and (ii) professional fees relating solely to one class.

RULE 12b-1PLAN

All of the Funds in this Prospectus have adopted a distribution plan in accordance with the provisions of Rule 12b-1 under the 1940 Act (the “Plan”).

The Board, including all of the Independent Trustees, must approve, at least annually, the continuation of the Plan.  Under the Plan, each Fund that has adopted the Plan will pay a Rule 12b-1 fee at an annual rate of up to 0.20% of the Fund’s average daily net assets attributed to Class A shares, to be used to pay or reimburse distribution and administrative or other service expenses with respect to Class A shares.  Because these fees are paid out of the Fund’s assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. To the extent consistent with existing law and the Plan, JNLD, as principal underwriter, may use the Rule 12b-1 fee to reimburse fees or to compensate broker-dealers, administrators, or others for providing distribution, administrative or other services.

INVESTMENT IN FUND SHARES

Shares of the Funds are presently offered only to separately managed accounts of Jackson (1 Corporate Way, Lansing, Michigan 48951) and Jackson National Life Insurance Company of New York (“Jackson NY”) (2900 Westchester Avenue, Purchase, New York 10577) (collectively, “Separate Accounts”) to fund the benefits under certain variable insurance contracts and variable life insurance policies (collectively, “Contracts”),  to qualified and unqualified retirement plans, and to other regulated investment companies.   The Separate Accounts, through their various sub-accounts that invest in designated Funds, purchase the shares of the Funds at their net asset value (“NAV”) using premiums received on Contracts issued by the insurance company.

Purchases are effected at NAV next determined after the purchase order is received by the Funds’ transfer agent in proper form.  There is no sales charge.  Shares of the Funds are not available to the general public directly.

Certain of the Funds may be managed by Sub-Advisers who manage publicly available mutual funds that have similar names and investment objectives.  While some of the Funds may be similar to or modeled after publicly available mutual funds, Contract purchasers should understand that the Funds are not otherwise directly related to any publicly available mutual fund.  Consequently, the investment performance of publicly available mutual funds and any corresponding Fund may differ substantially.

The price of each Fund’s shares is based on its NAV. The NAV per share of each Fund is generally determined by the Adviser at the close of regular trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m., Eastern Time) on each day that the NYSE is open for regular trading.  However, calculation of the Fund’s NAV may be suspended on days determined by the Board in times of emergency or market closure as determined by the SEC.  The NAV per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.  Generally, the value of exchange-listed or -traded securities is based on their respective market prices, bonds are valued based on prices provided by an independent pricing service and short-term debt securities are valued at amortized cost, which approximates market value.

The Board has adopted procedures pursuant to which the Adviser may determine, subject to Board oversight, the “fair value” of a security for which a current market price is not available or the current market price is considered unreliable or inaccurate.  Under these procedures, the “fair value” of a security generally will be the amount, determined by the Adviser in good faith that the owner of such security might reasonably expect to receive upon its current sale.

The Board has established a pricing committee to review fair value determinations pursuant to the Trust’s “Pricing Guidelines.”  The pricing committee will also review the value of restricted and illiquid securities, securities and assets for which a current market price is not readily available, and securities and assets for which there is reason to believe that the most recent market price does not accurately reflect current value (e.g. disorderly market transactions).
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A Fund may invest in securities primarily listed on foreign exchanges and that trade on days when the Fund does not price its shares.  As a result, a Fund’s NAV may change on days when shareholders are not able to purchase or redeem the Fund’s shares.

Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of foreign portfolio securities used in the calculation, there exists a risk that the value of foreign portfolio securities will change after the close of the exchange on which they are traded, but before calculation of the Fund’s NAV (“time-zone arbitrage”).  Accordingly, the Trust’s procedures for pricing of portfolio securities also authorize the Adviser, subject to Board oversight, to determine the “fair value” of such foreign securities for purposes of calculating a Fund’s NAV.  The Adviser will “fair value” foreign securities held by the Fund if it determines that a “significant event” has occurred subsequent to the close of trading in such securities on the exchanges or markets on which they principally are traded, but prior to the time of the Fund’s NAV calculation.  A significant event is one that can be expected materially to affect the value of such securities.  Certain specified percentage movements in U.S. equity market indices are deemed under the Trust’s pricing procedures to be a “significant event.”  A “significant event” affecting multiple issuers might also include, but is not limited to, a substantial price movement in other securities markets, an announcement by a governmental, regulatory or self-regulatory authority relating to securities markets, political or economic matters, or monetary or credit policies, a natural disaster such as an earthquake, flood or storm, or the outbreak of civil strife or military hostilities.  Accordingly, on any day when such specified percentage movements in U.S. equity market indices occur, when fair valuing such foreign securities, the Adviser will adjust the closing prices of all foreign securities held in any Fund’s portfolio, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s NAV.  When fair-value pricing is employed, the foreign securities prices used to calculate a Fund’s NAV may differ from quoted or published prices for the same securities.

These procedures seek to minimize the opportunities for “time zone arbitrage” in Funds that invest all or substantial portions of their assets in foreign securities, thereby seeking to make those Funds significantly less attractive to “market timers” and other investors who might seek to profit from time zone arbitrage and seeking to reduce the potential for harm to other Fund investors resulting from such practices.  However, these procedures may not completely eliminate opportunities for time zone arbitrage, because it is not possible to predict in all circumstances whether post-closing events will have a significant impact on securities prices.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

“MARKET TIMING” POLICY

Fund shares may only be purchased by Separate Accounts of Jackson and Jackson NY, those insurance companies themselves, qualified and unqualified retirement plans and certain other regulated investment companies.

The interests of a Fund’s long-term shareholders may be adversely affected by certain short-term trading activity by other contract owners invested in separate accounts of Jackson and Jackson NY that invest in the Fund. Such short-term trading activity, when excessive, has the potential to, among other things, compromise efficient portfolio management, generate transaction and other costs, and dilute the value of Fund shares held by long-term shareholders.   This type of excessive short-term trading activity is referred to herein as “market timing.”  The Funds are not intended to serve as vehicles for market timing.  The Board has adopted policies and procedures with respect to market timing.

The Funds, directly and through its service providers, and the insurance company and qualified retirement plan service providers (collectively, “service providers”) take various steps designed to deter and curtail market timing with the cooperation of the insurance companies who invest in the Funds. For example, in the event of a round trip transfer, complete or partial redemptions by a shareholder from a sub-account investing in a Fund is permitted; however, once a complete or partial redemption has been made from a sub-account that invests in a Fund, through a sub-account transfer, shareholders will not be permitted to transfer any value back into that sub-account (and corresponding Fund) within fifteen (15) calendar days of the redemption. The Funds will treat as short-term trading activity any transfer that is requested into a sub-account that was previously redeemed within the previous fifteen (15) calendar days, whether the transfer was requested by the shareholders or a third party authorized by the shareholder. This policy does not apply to a money market Fund.

In addition to identifying any potentially disruptive trading activity, the Funds’ Board of Trustees has adopted a policy of “fair value” pricing to discourage investors from engaging in market timing or other excessive trading strategies for international Funds.

The Funds’ “fair value” pricing policy will apply to the Underlying Funds in which certain of the Funds invest.

The policies and procedures described above are intended to deter and curtail market timing in the Fund.  However, there can be no assurance that these policies, together with those of Jackson, Jackson NY and any other insurance company that may invest in the Funds in the future, will be totally effective in this regard. The Funds rely on Jackson and Jackson NY to take the appropriate steps,
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including daily monitoring of separate account trading activity, to further deter market timing.  If they are ineffective, the adverse consequences described above could occur.

A description of Jackson’s anti-market timing policies and procedures can be found in the appropriate variable insurance contract Prospectus (the “Separate Account Prospectus”). The rights of the Separate Accounts to purchase and redeem shares of a Fund are not affected by any Fund’s anti-market timing policies if they are not in violation of the Separate Accounts’ anti-market timing policies and procedures.

DISCLOSURE OF PORTFOLIO SECURITIES

A description of each Fund’s policies and procedures relating to disclosure of portfolio securities is available in the Fund’s SAI and at www.jackson.com.

REDEMPTION OF FUND SHARES

A Separate Account redeems shares of a Fund to make benefit or withdrawal payments under the terms of its Contracts.  Redemptions typically are processed on any day on which the Trust and the NYSE are open for business and are effected at net asset value next determined after the redemption order is received by the Fund’s transfer agent in proper form.

The Trust may suspend the right of redemption only under the following circumstances:

•	When the NYSE is closed (other than weekends and holidays) or trading is restricted;

•	When an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

•	During any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

TAX STATUS

General

The Funds in this prospectus are treated for U.S. federal income tax purposes as regulated investment companies (“Regulated Investment Company Funds”).

Dividends and other distributions by a Fund, if any, are automatically reinvested at net asset value in shares of the distributing Fund, unless otherwise requested by a shareholder.

Regulated Investment Company Funds

Each Regulated Investment Company Fund (for purposes of this section, a “Fund”) intends to qualify and be eligible for treatment as a “regulated investment company” under Subchapter M of the Code.  A regulated investment company generally is not subject to tax at the fund level on income and gains from investments that are distributed to shareholders.  Each Fund intends to distribute all its net investment income and net realized capital gains, if any, to shareholders no less frequently than annually and, therefore, does not expect to be required to pay any federal income or excise taxes.  However, a Fund’s failure to qualify and be eligible for treatment as a regulated investment company would result in fund-level taxation, and consequently, a reduction in income available for distribution to shareholders.

Each Fund is treated as a separate corporation for purposes of the Code.  Therefore, the assets, income, and distributions of each Fund are considered separately for purposes of determining whether or not the Fund qualifies as a regulated investment company.

Special Considerations for Separate Accounts of Insurance Companies (all Funds)

The interests in each Fund are owned by separate accounts of participating insurance companies, qualified pension and retirement plans, and certain other eligible persons or plans permitted to hold shares of the Fund pursuant to the applicable Treasury regulations without impairing the ability of participating insurance companies to satisfy the diversification requirements of Section 817(h) of the Internal Revenue Code.  Provided certain requirements are met, distributions from the Funds, if any, are not taxable to shareholders. Owners of Contracts should consult the applicable Separate Account Prospectus for considerations on tax issues related to the Contracts.
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The Funds intend to comply with the diversification requirements currently imposed by the Code and U.S. Treasury regulations thereunder, on separate accounts of insurance companies as a condition of maintaining the favorable tax status of the Contracts issued by Separate Accounts of Jackson and Jackson NY.  The Sub-Advisory Agreements require the Funds to be operated in compliance with these diversification requirements.  The Sub-Advisers may depart from the investment strategy of a Fund only to the extent necessary to meet these diversification requirements.  If a Fund does not meet such diversification requirements, the Contracts could lose their favorable tax treatment and income and gain allocable to the Contracts could be taxable currently to shareholders of the Fund. This could also occur if Contract holders are found to have an impermissible level of control over the investments underlying their Contracts. For more specific information, please refer to the Funds’ SAI.

The information provided above is only a summary of the U.S. federal income tax considerations relating to an investment in a Fund.  You should consult the prospectus of the appropriate separate account or description of the plan for a discussion of the U.S. federal, state, local and foreign tax consequences to you of your contract, policy or plan.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand each Fund’s financial performance for the past five years (except for the JNL Multi-Manager Mid Cap Fund, which is newly created and has not yet commenced operations). The following table provides selected per share data for a single Fund share. The total returns in the financial highlights table represent the rate by which an investor would have earned (or lost) on an investment in a Fund (assuming reinvestment of all dividends and distributions) held for the entire period.  The information does not reflect any charges imposed under a variable insurance contract.  If charges imposed under a variable contract were reflected, the returns would be lower.  You should refer to the appropriate variable insurance contract prospectus regarding such charges.

The annual information below has been derived from financial statements audited by KPMG LLP, an independent registered public accounting firm, and should be read in conjunction with the financial statements and notes thereto, together with the report of KPMG LLP thereon, in the Trust’s Annual Report, which is available upon request. The information as of June 30, 2016 (semi-annual report) has not been audited.

JNL Series Trust Sub-Advised Funds (Unaudited)
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/S&P Competitive Advantage Fund
Class A
06/30/2016	$15.35	$0.10	$(0.55)	$(0.45)	$—	$—	$14.90	(2.93)%	$2,754,516	2%	0.66%	0.66%	1.29%
12/31/2015	16.89	0.17	0.09	0.26	(0.13)	(1.67)	15.35	1.19	2,697,114	81	0.66	0.66	0.98
12/31/2014	16.82	0.15	1.54	1.69	(0.05)	(1.57)	16.89	10.06	2,800,241	54	0.66	0.66	0.90
12/31/2013	12.54	0.09	5.27	5.36	(0.09)	(0.99)	16.82	42.94	1,720,778	68	0.67	0.67	0.59
12/31/2012	10.95	0.14	1.68	1.82	(0.07)	(0.16)	12.54	16.63	824,193	58	0.69	0.69	1.17
12/31/2011	10.70	0.13	0.99	1.12	(0.09)	(0.78)	10.95	10.53	534,406	67	0.70	0.70	1.17
Class B
06/30/2016	15.44	0.11	(0.55)	(0.44)	—	—	15.00	(2.85)	385	2	0.46	0.46	1.50
12/31/2015	16.97	0.21	0.08	0.29	(0.15)	(1.67)	15.44	1.40	431	81	0.46	0.46	1.18
12/31/2014	16.87	0.19	1.54	1.73	(0.06)	(1.57)	16.97	10.30	542	54	0.46	0.46	1.11
12/31/2013	12.56	0.12	5.28	5.40	(0.10)	(0.99)	16.87	43.23	473	68	0.47	0.47	0.79
12/31/2012	10.95	0.21	1.64	1.85	(0.08)	(0.16)	12.56	16.91	531	58	0.49	0.49	1.70
12/31/2011	10.70	0.15	0.98	1.13	(0.10)	(0.78)	10.95	10.65	102	67	0.50	0.50	1.38
JNL/S&P Dividend Income & Growth Fund
Class A
06/30/2016	14.09	0.23	1.58	1.81	—	—	15.90	12.85	4,979,663	3	0.66	0.66	3.04
12/31/2015	15.27	0.43	(0.33)	0.10	(0.38)	(0.90)	14.09	0.69	3,958,646	69	0.66	0.66	2.84
12/31/2014	14.24	0.42	1.53	1.95	(0.20)	(0.72)	15.27	13.70	4,277,523	36	0.66	0.66	2.76
12/31/2013	11.39	0.36	3.13	3.49	(0.19)	(0.45)	14.24	30.78	2,928,292	57	0.67	0.67	2.66
12/31/2012	10.70	0.38	0.99	1.37	(0.18)	(0.50)	11.39	12.81	1,267,104	55	0.67	0.67	3.30
12/31/2011	9.76	0.32	0.89	1.21	(0.13)	(0.14)	10.70	12.42	920,551	62	0.69	0.69	3.10
Class B
06/30/2016	14.25	0.24	1.60	1.84	—	—	16.09	12.91	1,538	3	0.46	0.46	3.23
12/31/2015	15.42	0.46	(0.32)	0.14	(0.41)	(0.90)	14.25	0.93	1,155	69	0.46	0.46	3.03
12/31/2014	14.36	0.45	1.54	1.99	(0.21)	(0.72)	15.42	13.89	1,183	36	0.46	0.46	2.96
12/31/2013	11.46	0.39	3.16	3.55	(0.20)	(0.45)	14.36	31.14	1,082	57	0.47	0.47	2.85
12/31/2012	10.76	0.41	0.98	1.39	(0.19)	(0.50)	11.46	12.93	447	55	0.47	0.47	3.50
12/31/2011	9.80	0.35	0.89	1.24	(0.14)	(0.14)	10.76	12.66	341	62	0.49	0.49	3.34
JNL/S&P Intrinsic Value Fund
Class A
06/30/2016	12.34	0.16	(0.50)	(0.34)	—	—	12.00	(2.76)	2,543,959	2	0.66	0.66	2.71
12/31/2015	16.55	0.40	(2.63)	(2.23)	(0.17)	(1.81)	12.34	(13.84)	2,547,388	85	0.66	0.66	2.51
12/31/2014	15.59	0.24	2.57	2.81	(0.12)	(1.73)	16.55	18.04	2,636,223	71	0.67	0.67	1.48
12/31/2013	10.93	0.21	5.22	5.43	(0.13)	(0.64)	15.59	49.95	1,616,263	105	0.68	0.68	1.51
12/31/2012	9.90	0.20	1.20	1.40	(0.11)	(0.26)	10.93	14.11	698,722	75	0.69	0.69	1.90
12/31/2011	9.97	0.16	0.50	0.66	(0.08)	(0.65)	9.90	6.52	568,684	104	0.70	0.70	1.51
Class B
06/30/2016	12.57	0.18	(0.52)	(0.34)	—	—	12.23	(2.70)	447	2	0.46	0.46	2.89
12/31/2015	16.80	0.41	(2.64)	(2.23)	(0.19)	(1.81)	12.57	(13.62)	540	85	0.46	0.46	2.54
12/31/2014	15.79	0.28	2.60	2.88	(0.14)	(1.73)	16.80	18.23	778	71	0.47	0.47	1.67
12/31/2013	11.05	0.24	5.28	5.52	(0.14)	(0.64)	15.79	50.26	731	105	0.48	0.48	1.69
12/31/2012	10.00	0.25	1.18	1.43	(0.12)	(0.26)	11.05	14.31	421	75	0.49	0.49	2.28
12/31/2011	10.05	0.17	0.52	0.69	(0.09)	(0.65)	10.00	6.77	196	104	0.50	0.50	1.62

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JNL Series Trust Sub-Advised Funds (Unaudited)
Financial Highlights
For a Share Outstanding

		Increase (Decrease) from Investment Operations			Distributions from				Supplemental Data		Ratios(a)
Period Ended	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(b)	Net Realized & Unrealized Gains (Losses)	Total from Investment Operations	Net Investment Income	Net Realized Gains on Investment Transactions	Net Asset Value, End of Period	Total Return(c)	Net Assets, End of Period (in thousands)	Portfolio Turnover(d)	Net Expenses to Average Net Assets	Total Expenses to Average Net Assets	Net Investment Income (Loss) to Average Net Assets
JNL/S&P Total Yield Fund
Class A
06/30/2016	$12.03	$0.14	$0.33	$0.47	$—	$—	$12.50	3.91%	$2,217,729	9%	0.67%	0.67%	2.24%
12/31/2015	15.07	0.30	(1.46)	(1.16)	(0.20)	(1.68)	12.03	(7.72)	2,094,742	86	0.67	0.67	2.04
12/31/2014	14.98	0.33	2.04	2.37	(0.13)	(2.15)	15.07	15.89	1,917,060	117	0.67	0.67	2.05
12/31/2013	10.36	0.23	5.10	5.33	(0.13)	(0.58)	14.98	51.68	1,167,108	121	0.68	0.68	1.74
12/31/2012	8.66	0.20	1.69	1.89	(0.09)	(0.10)	10.36	21.83	518,667	74	0.70	0.70	2.03
12/31/2011	9.74	0.14	(0.66)	(0.52)	(0.10)	(0.46)	8.66	(5.40)	368,696	76	0.70	0.70	1.47
Class B
06/30/2016	12.14	0.15	0.33	0.48	—	—	12.62	3.95	318	9	0.47	0.47	2.46
12/31/2015	15.17	0.30	(1.43)	(1.13)	(0.22)	(1.68)	12.14	(7.48)	296	86	0.47	0.47	2.04
12/31/2014	15.06	0.35	2.06	2.41	(0.15)	(2.15)	15.17	16.03	521	117	0.47	0.47	2.21
12/31/2013	10.40	0.27	5.11	5.38	(0.14)	(0.58)	15.06	52.00	547	121	0.48	0.48	2.00
12/31/2012	8.68	0.21	1.71	1.92	(0.10)	(0.10)	10.40	22.16	128	74	0.50	0.50	2.18
12/31/2011	9.76	0.16	(0.67)	(0.51)	(0.11)	(0.46)	8.68	(5.27)	126	76	0.50	0.50	1.66

(a)	Annualized for periods less than one year.
(b)	Calculated using the average shares method.
(c)	Total return assumes reinvestment of all distributions for the period. Total return does not reflect payment of the expenses that apply to the variable accounts or any annuity charges.
(d)	Portfolio turnover is not annualized for periods of less than one year. Securities sold short are considered long term investments for purposes of calculating portfolio turnover. Dollar roll transactions are excluded for the purpose of calculating portfolio turnover.

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APPENDIX A

The S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index and Dow Jones Brookfield Global Infrastructure Index (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”).  The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Brookfield® is a registered trademark of Brookfield Asset Management, Inc.; and the foregoing trademarks have been licensed by SPDJI for use.  The JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, and the JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) offered through a separate prospectus are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.   Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products.  In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services LLC.  S&P Capital IQ is a trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL/S&P
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International 5 Fund, JNL/S&P Mid 3 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, and JNL/S&P Total Yield Fund.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment advisor with the U.S. Securities and Exchange Commission and a wholly owned subsidiary of S&P Global Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are co-sub-advised by SPIAS. SPIAS does not co-sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively S&P), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

S&P may receive compensation for its ratings and certain analyses, normally from issuers or underwriters of securities or from obligors. S&P reserves the right to disseminate its opinions and analyses. S&P’s public ratings and analyses are made available on its Web sites, www.standardandpoors.com (free of charge), and www.ratingsdirect.com and www.globalcreditportal.com (subscription), and may be distributed through other means, including via S&P publications and third party redistributors. Additional information about our ratings fees is available at www.standardandpoors.com/usratingsfees.
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Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

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PROSPECTUS

September 19, 2016

JNL SERIES TRUST

You can find more information about the Trust in:

•	The Trust’s Statement of Additional Information (“SAI”) dated September 19, 2016 is on file with the Securities and Exchange Commission (“SEC”) and is incorporated into the Prospectus by reference (which means the SAI is legally part of the Prospectus).

•	The Trust’s Annual and Semi-Annual Reports to shareholders, dated December 31, 2015 and June 30, 2016, respectively, which show each Fund’s (except for the JNL Multi-Manager Mid Cap Fund, which is newly created and has not yet commenced operations) actual investments and includes financial statements as of the close of the particular annual or semi-annual period. The Annual Report also discusses the market conditions and investment strategies that significantly affected each Fund’s (other than JNL Multi-Manager Mid Cap Fund’s) performance during the year covered by the report. The current Annual and Semi-Annual Reports are on file with the SEC and are incorporated into the Prospectus by reference.

You can obtain a copy of the current SAI or the most recent Annual or Semi-Annual Reports without charge, or make other inquiries, by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), or writing the JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

You also can review and copy information about the Trust (including its current SAI and most recent Annual and Semi-Annual Reports) at the SEC’s Public Reference Room in Washington, D.C.  Reports and other information about the Trust also are available on the EDGAR database on the SEC’s Internet site (http://www.sec.gov), and copies may be obtained, after payment of a duplicating fee, by electronic request (publicinfo@sec.gov) or by writing the SEC’s Public Reference Section, 100 F. Street, N.E., Washington, D.C., 20549-1520.  You can find out about the operation of the Public Reference Section and copying charges by calling 1-202-551-8090.

The Trust’s SEC file number is:  811-8894

STATEMENT OF ADDITIONAL INFORMATION
April 25, 2016 , as amended, September 19, 2016

JNL SERIES TRUST

JNL/American Funds® Blue Chip Income and Growth Fund	Class A and Class B
JNL/American Funds Global Bond Fund	Class A and Class B
JNL/American Funds Global Small Capitalization Fund	Class A and Class B
JNL/American Funds Growth-Income Fund	Class A and Class B
JNL/American Funds International Fund	Class A and Class B
JNL/American Funds New World Fund	Class A and Class B
JNL Multi-Manager Alternative Fund	Class A
JNL Multi-Manager Mid Cap Fund	Class A
JNL Multi-Manager Small Cap Growth Fund (formerly, JNL/Eagle SmallCap Equity Fund)	Class A and Class B
JNL Multi-Manager Small Cap Value Fund (formerly, JNL/Franklin Templeton Small Cap Value Fund)	Class A and Class B
JNL Institutional Alt 20 Fund	Class A
JNL Institutional Alt 35 Fund	Class A
JNL Institutional Alt 50 Fund	Class A
JNL Alt 65 Fund	Class A
JNL/American Funds Balanced Allocation Fund	Class A
JNL/American Funds Growth Allocation Fund	Class A
JNL/AB Dynamic Asset Allocation Fund (formerly, JNL/AllianceBernstein Dynamic Asset Allocation Fund)	Class A
JNL/AQR Managed Futures Strategy Fund	Class A and Class B
JNL/BlackRock Global Allocation Fund	Class A and Class B
JNL/BlackRock Natural Resources Fund (formerly, JNL/BlackRock Commodity Securities Strategy Fund)	Class A and Class B
JNL/BlackRock Large Cap Select Growth Fund	Class A and Class B
JNL/Boston Partners Global Long Short Equity Fund	Class A
JNL/Brookfield Global Infrastructure and MLP Fund	Class A and Class B
JNL/Capital Guardian Global Balanced Fund	Class A and Class B
JNL/Causeway International Value Select Fund (formerly, JNL/JPMorgan International Value Fund)	Class A and Class B
JNL/Crescent High Income Fund	Class A
JNL/DFA U.S. Core Equity Fund	Class A and Class B
JNL/DoubleLine® Emerging Markets Fixed Income Fund	Class A
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	Class A
JNL/FPA + DoubleLine® Flexible Allocation Fund (formerly, JNL/Ivy Asset Strategy Fund)	Class A and Class B
JNL/Franklin Templeton Founding Strategy Fund	Class A
JNL/Franklin Templeton Global Growth Fund	Class A and Class B
JNL/Franklin Templeton Global Multisector Bond Fund	Class A and Class B
JNL/Franklin Templeton Income Fund	Class A and Class B
JNL/Franklin Templeton International Small Cap Growth Fund	Class A and Class B
JNL/Franklin Templeton Mutual Shares Fund	Class A and Class B
JNL/Goldman Sachs Core Plus Bond Fund	Class A and Class B
JNL/Goldman Sachs Emerging Markets Debt Fund	Class A and Class B
JNL/Goldman Sachs Mid Cap Value Fund	Class A and Class B
JNL/Goldman Sachs U.S. Equity Flex Fund	Class A and Class B
JNL/Harris Oakmark Global Equity Fund	Class A
JNL/Invesco China-India Fund (formerly, JNL/Eastspring Investments China-India Fund)	Class A and Class B
JNL/Invesco Global Real Estate Fund	Class A and Class B
JNL/Invesco International Growth Fund	Class A and Class B
JNL/Invesco Mid Cap Value Fund	Class A and Class B
JNL/Invesco Small Cap Growth Fund	Class A and Class B
JNL/JPMorgan MidCap Growth Fund	Class A and Class B

JNL/JPMorgan U.S. Government & Quality Bond Fund	Class A and Class B
JNL/Lazard Emerging Markets Fund	Class A and Class B
JNL/Mellon Capital 10 x 10 Fund	Class A and Class B
JNL/Mellon Capital Index 5 Fund	Class A and Class B
JNL/Mellon Capital Emerging Markets Index Fund	Class A and Class B
JNL/Mellon Capital European 30 Fund	Class A and Class B
JNL/Mellon Capital Pacific Rim 30 Fund	Class A and Class B
JNL/Mellon Capital S&P 500 Index Fund	Class A and Class B
JNL/Mellon Capital S&P 400 MidCap Index Fund	Class A and Class B
JNL/Mellon Capital Small Cap Index Fund	Class A and Class B
JNL/Mellon Capital International Index Fund	Class A and Class B
JNL/Mellon Capital Bond Index Fund	Class A and Class B
JNL/Mellon Capital Utilities Sector Fund	Class A and Class B
JNL/MMRS Conservative Fund	Class A
JNL/MMRS Growth Fund	Class A
JNL/MMRS Moderate Fund	Class A
JNL/Morgan Stanley Mid Cap Growth Fund	Class A and Class B
JNL/Neuberger Berman Strategic Income Fund	Class A and Class B
JNL/Oppenheimer Emerging Markets Innovator Fund	Class A
JNL/Oppenheimer Global Growth Fund	Class A and Class B
JNL/PIMCO Real Return Fund	Class A and Class B
JNL/PIMCO Total Return Bond Fund	Class A and Class B
JNL/PPM America Floating Rate Income Fund	Class A
JNL/PPM America High Yield Bond Fund	Class A and Class B
JNL/PPM America Mid Cap Value Fund	Class A and Class B
JNL/PPM America Small Cap Value Fund	Class A and Class B
JNL/PPM America Total Return Fund	Class A
JNL/PPM America Value Equity Fund	Class A and Class B
JNL/Red Rocks Listed Private Equity Fund	Class A and Class B
JNL/Scout Unconstrained Bond Fund	Class A
JNL/T. Rowe Price Established Growth Fund	Class A and Class B
JNL/T. Rowe Price Mid-Cap Growth Fund	Class A and Class B
JNL/T. Rowe Price Short-Term Bond Fund	Class A and Class B
JNL/T. Rowe Price Value Fund	Class A and Class B
JNL/Westchester Capital Event Driven Fund	Class A
JNL/WMC Balanced Fund	Class A and Class B
JNL/WMC Money Market Fund	Class A and Class B
JNL/WMC Value Fund	Class A and Class B
JNL/S&P Competitive Advantage Fund	Class A and Class B
JNL/S&P Dividend Income & Growth Fund	Class A and Class B
JNL/S&P Intrinsic Value Fund	Class A and Class B
JNL/S&P Total Yield Fund	Class A and Class B
JNL/S&P Mid 3 Fund	Class A and Class B
JNL/S&P International 5 Fund	Class A
JNL/S&P 4 Fund	Class A
JNL/S&P Managed Conservative Fund	Class A
JNL/S&P Managed Moderate Fund	Class A
JNL/S&P Managed Moderate Growth Fund	Class A
JNL/S&P Managed Growth Fund	Class A
JNL/S&P Managed Aggressive Growth Fund	Class A
JNL Disciplined Moderate Fund	Class A
JNL Disciplined Moderate Growth Fund	Class A
JNL Disciplined Growth Fund	Class A

This Statement of Additional Information (“SAI”) is not a prospectus.  It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the JNL Series Trust Prospectus dated April 25, 2016 , as amended, September 19, 2016 (“Prospectus”).  Not all Funds described in this SAI may be available for investment in each variable annuity contract or variable life insurance policy offered by Jackson National Life Insurance Company (“JacksonSM”) or Jackson National Life Insurance Company of New York (“Jackson NYSM”). The financial statements of the JNL Series Trust for the period ended December 31, 2015 are incorporated by reference (which means they legally are a part of this SAI) from the Trust’s Annual Report to shareholders.  The Prospectus, SAI and Annual/Semi-Annual Reports may be obtained at no charge by calling 1-800-644-4565 (Annuity and Life Service Center), 1-800-599-5651 (NY Annuity and Life Service Center), 1-800-777-7779 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 or by visiting www.jackson.com.

Shareholder Communications with Trustees

Shareholders of the Funds can communicate directly with the Board of Trustees (“Trustees”) by writing to the Chair of the Board, William J. Crowley, Jr., P.O. Box 30902, Lansing, MI 48909-8402.  Shareholders can communicate directly with an individual trustee by writing to that trustee at P.O. Box 30902, Lansing, MI 48909-8402.  Such communications to the Board or individual Trustees are not screened before being delivered to the addressee.

I.            GENERAL INFORMATION AND HISTORY

The JNL Series Trust (“Trust”) is an open-end management investment company organized as a Massachusetts business trust, by a Declaration of Trust dated June 1, 1994.  The Trust offers shares in separate Funds, each with its own investment objective.

II.            MASTER FEEDER STRUCTURE

Certain Funds operate as a “feeder” fund (each a “Feeder Fund”).  A “Feeder” fund is a fund that does not buy investment securities directly; instead, each Feeder Fund invests in a single registered investment company referred to as a “Master Fund.” The Master Fund purchases and manages a pool of investment securities.  Each Feeder Fund’s investment objective and restrictions is the same as its corresponding Master Fund.  Currently, six of the Master Funds are a series of American Funds Insurance Series® (“AFIS,” “American Funds,” or “AFIS Master Funds”).  This structure differs from the other Trust series and other investment companies that invest directly in securities and are actively managed.

Under the master/feeder structure, each Feeder Fund may withdraw its investment in the corresponding Master Fund if the Board determines that it is in the best interest of the Feeder Fund and its shareholders to do so.  The Board would consider when authorizing the withdrawal what action might be taken, including the investment of all of the assets of the Feeder Fund in another Fund, having Jackson National Asset Management, LLC (“JNAM” or the “Adviser”) manage the Feeder Fund’s assets either directly or with a sub-adviser, or taking other appropriate action.  Investment of each Feeder Fund’s assets in its corresponding Master Fund is not a fundamental investment policy of any Feeder Fund and a shareholder vote is not required for any Feeder Fund to withdraw its investment from its corresponding Master Fund.

Capital Research and Management CompanySM (“CRMC”) serves as investment adviser to the AFIS Master Funds. CRMC is a wholly owned subsidiary of The Capital Group Companies, Inc.  Each JNL/American Funds Feeder Fund and its corresponding AFIS Master Fund is listed below:

JNL/American Funds®/ Feeder Fund	AFIS Master Fund
JNL/American Funds® Blue Chip Income and Growth Fund	Blue Chip Income and Growth Fund (Class 1 shares)
JNL/American Funds Global Bond Fund	Global Bond Fund (Class 1 shares)
JNL/American Funds Global Small Capitalization Fund	Global Small Capitalization Fund (Class 1 shares)
JNL/American Funds Growth-Income Fund	Growth-Income Fund (Class 1 shares)
JNL/American Funds International Fund	International Fund (Class 1 shares)
JNL/American Funds New World Fund	New World Fund (Class 1 shares)

Information about the AFIS Master Funds and CRMC is provided with their permission and based on information provided by CRMC or derived from the AFIS Master Funds’ SAI.  CRMC is an investment adviser affiliate of Capital Guardian Trust Company, a sub-adviser to the Trust.  The SAI for each AFIS Master Fund is delivered together with this SAI.

III.            COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES
(ALL FUNDS EXCEPT FEEDER FUNDS)

THIS SECTION III DESCRIBES COMMON TYPES OF INVESTMENTS AND MANAGEMENT PRACTICES APPLICABLE TO ALL FUNDS EXCEPT THE FEEDER FUNDS.  ACCORDINGLY, ALL REFERENCES TO A “FUND” OR THE “FUNDS” IN THIS SECTION DO NOT INCLUDE THE FEEDER FUNDS.  A DESCRIPTION OF INVESTMENT STRATEGIES AND RISKS APPLICABLE TO THE FEEDER FUNDS (THROUGH INVESTMENT IN THE MASTER FUNDS) APPEARS UNDER THE HEADING “CERTAIN FUNDAMENTAL AND OPERATING POLICIES AND RISKS APPLICABLE TO THE MASTER FUNDS AND FEEDER FUNDS” BEGINNING ON PAGE  51  OF THIS SAI.

This section describes some of the types of securities and financial instruments a Fund may hold in its portfolio and the various kinds of investment strategies that may be used in day-to-day portfolio management, as well as the risks associated with such investments.  A Fund may invest in the following securities and financial instruments or engage in the following practices to the extent that such securities and practices are consistent with the Fund’s investment objective(s) and policies described in the Prospectus and in this SAI.

Adjustable and Floating Rate Obligations.  A Fund may purchase adjustable or floating rate obligations, including floating rate demand notes and bonds.  The Fund may invest in adjustable or floating rate obligations whose interest rates are adjusted either at pre-designated periodic intervals or whenever there is a change in the market rate to which the security’s interest rate is tied.  The Fund also may purchase adjustable or floating rate demand notes and bonds, which are obligations ordinarily having stated maturities in excess of 397 days, but which permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 397 days, in each case upon not more than 30 days’ notice.  See also the discussion of “Variable Rate Securities” below.

Alternative Entity Securities.  Companies that are formed as limited partnerships, limited liability companies, business trusts, or other non-corporate entities may issue equity securities that are similar to common or preferred stock of corporations.  These companies may also issue bonds and other fixed-income type securities.

Asset-Backed Securities.  A Fund may invest in asset-backed securities, which include mortgage-backed securities.  Asset-backed securities represent interests in pools of assets which are backed by assets such as, but not exclusively, installment sales contracts, credit card receivables, automobile loans and leases, equipment sales/lease contracts, obligation trusts, and commercial and residential mortgages and most are structured as pass-through securities.  The credit quality of most asset-backed securities depends primarily on the credit quality of the assets underlying such securities, how well the entity issuing the security is insulated from the credit risk of the originator or any other affiliated entities, and the amount and quality of any credit support provided to the securities.  The rate of principal payment on asset-backed securities generally depends on the rate of principal payments received on the underlying assets, which in turn may be affected by a variety of economic and other factors.  As a result, the yield on any asset-backed security is difficult to predict with precision and actual yield to maturity may be more or less than the anticipated yield to maturity.  A Sub-Adviser considers estimated prepayment rates in calculating the average weighted maturities of the Fund.  Unscheduled prepayments are more likely to accelerate during periods of declining long-term interest rates.  In the event of a prepayment during a period of declining interest rates, a Fund may be required to invest the unanticipated proceeds at a lower interest rate.  Prepayments during such periods will also limit a Fund’s ability to participate in as large a market gain as may be experienced with a comparable security not subject to prepayment.

Asset-backed securities may be classified as pass-through certificates or collateralized obligations.  Pass-through certificates are asset-backed securities that represent an undivided fractional ownership interest in an underlying pool of assets.  Pass-through certificates usually provide for payments of principal and interest received to be passed through to their holders, usually after deduction for certain costs and expenses incurred in administering the pool.  Because pass-through certificates represent an ownership interest in the underlying assets, the holders thereof directly bear the risk of any defaults by the obligors on the underlying assets not covered by any credit support.

Asset-backed securities issued in the form of debt instruments, also known as collateralized obligations, are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt.  Such assets are most often trade, credit card or automobile receivables.  The assets collateralizing such asset-backed securities are pledged to a trustee or custodian for the benefit of the holders hereof.  Such issuers generally hold no assets other than those underlying the asset-backed securities and any credit support provided.  As a result, although payments on such asset-backed securities are obligations of the issuers, in the event of defaults on the underlying assets not covered by any credit support, the issuing entities are unlikely to have sufficient assets to satisfy their obligations on the related asset-backed securities.

If a Fund purchases an asset-backed security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying collateral.  As with other interest-bearing securities, the prices of such securities are inversely affected by changes in interest rates.  However, though the value of an asset-backed security may decline when interest rates rise, the converse is not necessarily true.  As noted above, interest rate changes also affect prepayments, which in turn affect the yield on asset-backed securities.  For these and other reasons, an asset-backed security’s average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security’s return.  Asset-backed securities may, at times, be illiquid securities.

Auction Rate Securities.  A Fund may invest in auction rate securities, which are debt instruments (corporate or municipal bonds) with long-term nominal maturity for which the interest rate is reset through a dutch auction.  Auction rate securities also refer to a preferred stock for which the dividend is reset through the same process.  In a dutch auction, a broker-dealer submits bids, on behalf of current and prospective investors, to the auction agent.  Based on the submitted bids, the auction agent will set the next interest rate by determining the lowest rate to clear the total outstanding amount of auction rate securities.  The lowest bid rate at which all the securities can be sold at par establishes the interest rate, otherwise known as the “clearing rate.”  This rate is paid on the entire issue for the upcoming period and includes current holders of the auction rate securities.  Investors who bid a minimum rate above the clearing rate receive no securities, while those whose minimum bid rates were at or below the clearing rate receive the clearing rate for the next period.  Auction rate security holders do not have the right to put their securities back to the issuer; as a result, no bank liquidity facility is required.  Auctions are typically held every 7, 28, or 35 days; interest on these securities is paid at the end of each auction period.  Certain types of auction rate securities will auction daily, with a coupon being paid on the first of every month.  Auction rate securities may have less liquidity than comparable debt and equity securities, and may be subject to changes in interest rates, including decreased interest rates.

While the auction rate process is designed to permit the holder to sell the auction rate securities in an auction at par value at specified intervals, there is the risk that an auction will fail due to insufficient demand for the securities.  Auction rate securities may be subject to changes in interest rates, including decreased interest rates.  Failed auctions may impair the liquidity of auction rate securities.

Bank Loans, Term Loans, Fixed and Floating Rate Loans.  A Fund may invest in fixed- and floating-rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).  Loans are typically variable-rate loans made by financial institutions to companies that are generally considered to have low credit quality.  Borrowers enter into these Loans to raise capital for several reasons, including, recapitalizations, debt refinancing, or to make acquisitions.  Loans are called “floating-rate” because the interest paid on the loans adjusts periodically, usually every 30-90 days, based on fluctuations in widely accepted reference rates, such as LIBOR plus a predetermined credit spread over the reference rate.  The Loans are typically classified as senior debt, and are usually collateralized by specific assets, like the borrower’s inventory, receivables or real property.  Loans are usually senior to bondholders, preferred stock holders and common stock holders in the borrower’s capital structure.

Loans are arranged through private negotiations between a borrower and one or more Lenders.  The Lenders are represented by an agent(s) that is typically a commercial or investment bank (each an “Agent Bank,” and collectively, “Agent Banks”).  The Agent Bank originates the Loans and invites other parties, including the Funds, to join the lending syndicate.  Typically, one Agent Bank has the primary responsibility for documentation and administration of the Loan.  Agent Banks are also responsible for negotiating the Loan agreement (“Agreement”), which establishes the terms and conditions of the Loan and the rights of the borrower and lenders.  The Funds rely on the Agent Banks to collect payments of principal and interest on the Loans.  Loan ownership interests are evidenced by the Agreements.  Loans are similar to derivative instruments and private placements; there are no share certificates or notes evidencing ownership.

The JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund and JNL/T. Rowe Price Value Fund may also invest in Loans through the T. Rowe Price Institutional Floating Rate Fund.  The JNL/PPM America Floating Rate Income Fund invests primarily in Loans.

Bank Capital Securities.  The Funds may invest in bank capital securities.  Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. There are three common types of bank capital: Lower Tier II, Upper Tier I and Tier I.  Bank capital is generally, but not always, of investment grade quality. Upper Tier II securities are commonly thought of as hybrids of debt and preferred stocks.  Upper Tier II securities are often callable, perpetual with no maturity date and have a cumulative interest deferral feature.  This means that under certain conditions, the issuer bank can withhold payment of interest until a later date.  However, such deferred interest payments generally earn interest.  Tier I securities often take the form of trust preferred securities.

Borrowing and Lending.  A Fund may borrow money from banks for temporary or emergency purposes in amounts up to 25% of its total assets, except that the JNL/Invesco International Growth Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Mid Cap Value Fund, JNL/Invesco Small Cap Growth Fund, JNL/BlackRock Natural Resources Fund,

JNL/Franklin Templeton Global Growth Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs U.S. Equity Flex Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return Bond Fund, and JNL/PPM America Total Return Fund each may borrow up to 33 1/3% of their respective total assets.  To secure borrowings, a Fund may mortgage or pledge securities in amounts up to 15% of its net assets.  Notwithstanding the foregoing, the JNL Multi-Manager Alternative Fund, the JNL/AQR Managed Futures Strategy Fund, the JNL/Goldman Sachs U.S. Equity Flex Fund, the JNL/Westchester Capital Event Driven Fund, and the JNL/Franklin Templeton Mutual Shares Fund may pledge their net assets as collateral to secure the short sales inherent in its investment strategy.  The JNL/Lazard Emerging Markets Fund may borrow for investment purposes to the extent permitted under the Investment Company Act of 1940, as amended (“1940 Act”).

A Fund may affect simultaneous purchase and sale transactions that are known as “sale-buybacks.”  A sale-buyback is similar to a reverse repurchase agreement, except that in a sale-buyback, the counterparty that purchases the security is entitled to receive any principal or interest payments made on the underlying security pending settlement of the Fund’s repurchase of the underlying security.  A Fund’s obligations under a sale-buyback typically would be offset by liquid assets equal in value to the amount of the Fund’s forward commitment to repurchase the subject security.

A “mortgage dollar roll” is similar to a reverse repurchase agreement in certain respects.  In a “dollar roll” transaction a Fund sells a mortgage-related security, such as a security issued by the Government National Mortgage Association (“GNMA”), to a dealer and simultaneously agrees to repurchase a similar security (but not the same security) in the future at a pre-determined price.  A “dollar roll” can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which a Fund pledges a mortgage-related security to a dealer to obtain cash.  Unlike in the case of reverse repurchase agreements, the dealer with which a Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are “substantially identical.” To be considered “substantially identical,” the securities returned to a Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy “good delivery” requirements, meaning that the aggregate principal amounts of the securities delivered and received back must be within 0.01% of the initial amount delivered.

A Fund’s obligations under a dollar roll agreement must be covered by segregated or “earmarked” liquid assets equal in value to the securities subject to repurchase by the Fund.  As with reverse repurchase agreements, to the extent that positions in dollar roll agreements are not covered by segregated or “earmarked” liquid assets at least equal to the amount of any forward purchase commitment, such transactions would be subject to the Funds’ restrictions on borrowings.  Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed “illiquid” and subject to a Fund’s overall limitations on investments in illiquid securities.

Brady Bonds.  A Fund may invest in Brady Bonds.  Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of Treasury, Nicholas F. Brady (“Brady Plan”).  Brady Plan debt restructurings have been implemented in a number of countries, including:  Argentina, Bolivia, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, the Philippines, Poland, Uruguay and Venezuela.

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily in U.S. dollars) and are actively traded in the over-the-counter (“OTC”) secondary market.  Brady Bonds are not considered to be U.S. government securities.  U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the Brady Bonds.  Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted to at least one year’s interest payments based on applicable interest rate at that time and is adjusted at regular intervals thereafter.  Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized.  Brady Bonds are often viewed as having three or four valuation components:  (1) the collateralized repayment of principal at final maturity; (2) the collateralized interest payments; (3)

the uncollateralized interest payments; and (4) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the “residual risk”).

Brady Bonds involve various risk factors including residual risk and the history of default with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds.  There can be no assurance that Brady Bonds in which the Funds may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause a Fund to suffer a loss of interest or principal on any of its holdings.

Investments in sovereign debt can involve a high degree of risk.  The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal or interest when due in accord with the terms of the debt.

Cash Position.  JNL/WMC Money Market Fund may hold a certain portion of its assets in repurchase agreements and money market securities maturing in up to 397 days that are rated in one of the two highest rating categories by a nationally recognized statistical rating organization. A Fund also may invest cash balances in shares of affiliated money market funds and unaffiliated money market funds.  If a sub-adviser believes that economic or market conditions are unfavorable to investors, it may temporarily invest up to 100% of a Fund’s assets in defensive strategies, including holding a substantial portion of the Fund’s assets in cash, cash equivalents or other highly rated short-term securities, including securities issued or guaranteed by the U.S. government or instrumentalities. For temporary, defensive purposes, and where purchases and redemptions (cash-flows) require a Fund may invest without limitation in such securities.  This reserve position provides flexibility in meeting redemptions, expenses, and the timing of new investments, rebalances, and serves as a short-term defense during periods of unusual market volatility.

Collateralized Bond Obligations, Collateralized Loan Obligations, and other Collateralized Debt Obligations.  A Fund may invest in each of collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”) and other similarly structured securities. CBOs, CLOs and other CDOs are types of asset-backed securities. A CBO is a trust which is often backed by a diversified pool of high risk, below investment grade fixed income securities. The collateral can be from many different types of fixed income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties. CBOs, CLOs and other CDOs may charge management fees and administrative expenses.

For CBOs, CLOs and other CDOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since they are partially protected from defaults, senior tranches from a CBO trust, CLO trust or trust of another CDO typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO, CLO or other CDO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

The risks of an investment in a CBO, CLO or other CDO depend largely on the type of the collateral securities and the class of the instrument in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CBOs, CLOs and other CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CBOs, CLOs and other CDOs allowing them to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information and the Funds’ Prospectuses (e.g., interest rate risk and default risk), CBOs, CLOs and other CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the risk that Funds may invest in CBOs, CLOs or other CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations (“CMOs”).  A Fund may invest in CMOs, which are debt obligations of legal entities that are collateralized by mortgages and divided into classes. Similar to a bond, in most cases, interest and prepaid principal are paid on a monthly basis.  CMOs may be collateralized by whole mortgage loans or private mortgage bonds, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by the GNMA, the Federal Home Loan Mortgage Company (“FHLMC” or “Freddie Mac®”), or the Federal National Mortgage Association (“FNMA” or “Fannie Mae®”), and their income streams.

CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including pre-payments.  Actual maturity and average life will depend upon the pre-payment experience of the collateral.  In the case of certain CMOs (known as “sequential pay” CMOs), payments of principal received from the pool of underlying mortgages, including pre-payments, are applied to the classes of CMOs in the order of their respective final distribution dates.  Thus, no payment of principal will be made to any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.

In a typical CMO transaction, a corporation (“issuer”) issues multiple series (e.g., A, B, C, Z) of CMO bonds (“Bonds).  Proceeds from the Bond offering are used to purchase mortgages or mortgage pass-through certificates (“Collateral”).  The Collateral is pledged to a third party trustee as security for the Bonds.  Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z.  The Series A, B, and C Bonds all bear current interest.  Interest on the Series Z Bond is accrued and added to the principal amount and a like amount is paid as principal on the Series A, B, or C Bonds currently being paid off.  When the Series A, B, and C Bonds are paid in full, interest and principal on the Series Z Bond are then distributed.  CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage- or asset-backed securities.

As CMOs have evolved, some classes of the Bonds have become more common.  For example, the Funds may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass through certificates.  Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class.  These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier.  PACs generally require payments of a specified amount of principal on each payment date.  PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes.  Any CMO or multi-class pass through structure that includes PAC securities must also have support tranches—known as support bonds, companion bonds or non-PAC bonds—which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience.  These support tranches are subject to a higher level of maturity risk compared to other mortgage-backed securities, and usually provide a higher yield to compensate investors.  If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk.  Consistent with a Fund’s investment objectives and policies, Pacific Investment Management Company (“PIMCO”) may invest in various tranches of the bonds, including support bonds.

Commercial Paper.  Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies primarily to finance short-term credit needs. The commercial paper purchased by the Funds may consist of U.S. dollar- or foreign currency-denominated obligations of domestic or non-U.S. issuers, and may be rated or unrated.  Commercial paper may have fixed, floating or variable rates, and a maturity of up to 270 days.  The rate of return on commercial paper may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Commodities, Commodities Futures, and Commodity Linked Notes.  Certain of the Funds may invest in physical commodities (such as precious metals), commodity futures, which are futures agreements on certain commodities or on a commodities index, as well as commodity swaps or swaps on commodity futures.  Certain of the Funds may also invest in commodity-linked notes and other commodity-related derivative instruments.  Like any other investment, commodities are subject to risk of loss, and the prices and values of commodities move with market and economic conditions.

Besides investment risk, investments in commodities and commodities futures are limited by their tax treatment under the Internal Revenue Code of 1986, as amended (the “Code”).  In order to qualify for the special U.S. federal income tax treatment, a Fund must, among other things, derive at least 90% of its income from specified sources (such income, “qualifying income”).  Income from certain commodity-linked investments, such as the direct purchase or sale of commodities and the purchase or sale of commodity futures, does not constitute qualifying income to a Fund.  The tax treatment of certain other commodity-linked investments is not certain, in particular with respect to whether income and gains from such investments constitute “qualifying income.” The Internal Revenue Service (the “IRS”) has privately held that certain commodity-linked notes could generate regulated investment companies “qualifying income.” In 2011, the IRS suspended the issuance of such rulings. If the IRS changes the position it took in those rulings or otherwise publishes an adverse determination relating to the treatment of income and gain generated by such investments, certain Funds that invest directly or indirectly in commodity-linked derivative instruments may need to significantly change their investment strategies in order to qualify as a regulated investment company under the Code.  If a Fund were to treat income or gain from a particular investment as “qualifying income” and the income or gain were later determined not to constitute qualifying income and, together with any non-qualifying income, such income or gain caused the Fund’s non-qualifying income to exceed 10% of the Fund’s gross income for any year, the Fund would fail the 90% gross income test and would fail to qualify as a regulated investment company unless it were eligible to and did pay a tax at the Fund level.  A Fund’s intention to so qualify can therefore limit the manner in or extent to which the Fund seeks exposure to commodities.

A commodity-linked note requires an initial investment by the Fund and provides a return based on a formula referenced to an underlying commodity index or specific commodity.  Certain Funds will typically invest in commodity linked notes referenced to a particular commodity index.  At maturity, the issuer repays the initial investment to the Fund, plus a return, if any, based on the percentage change increase or decrease (sometimes magnified by a “leverage factor”) of the referenced index or commodity during the investment’s term.  Typically, the issuer is also required to repay or retire the instrument before maturity if the index or commodity declines by a certain amount.  For example, a 15% decline in the referenced commodities index would trigger repayment.  Although these features may moderate a Fund’s exposure to the relevant commodity index or commodity, they do not prevent the Fund from loss if the referenced commodities index or commodity underperforms.  A Fund may lose money investing in commodity linked notes.

The JNL/PIMCO Total Return Bond Fund and the JNL/PIMCO Real Return Fund may invest in commodity linked notes and other commodity derivatives.  The JNL/AQR Managed Futures Strategy Fund may invest in commodity futures, commodity swaps, swaps on commodity futures and other commodity derivatives.

Contracts for Difference (“CFDs”).  The Funds may invest in CFDs, which are a privately negotiated contract between the buyer and seller, stipulating that the seller will pay and receive from the buyer the difference between the nominal value of the underlying instrument at the opening and closing prices of the specific financial instrument.  The underlying instrument may be a single security, stock basket or index.  A CFD can be set up to take either a short or long position on the underlying instrument.  The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit.  A CFD is usually terminated at the buyer’s initiative.  The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.

As is the case with owning any financial instrument, there is risk of loss associated with buying a CFD.  For example, if a Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Portfolio would be required to make a payment to the seller and would suffer a loss.  There may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is tied to the liquidity of the underlying instrument.  A further risk is that adverse movements in the underlying security will require the buyer to post additional margin.  CFDs also carry counterparty risk as the counterparty to the CFD transaction may be unable or unwilling to make timely payments, if at all, or to honor its financial obligations under the terms of the contract.  If the counterparty defaults, the value of the contract and of the Fund’s shares may be reduced.  The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.

Convertible and Exchangeable Securities.  Each Fund may invest in convertible securities, which may offer higher income than the common stocks into which they are convertible.

A convertible security is a bond, debenture, note, preferred stock, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer.  A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged.  Before conversion, convertible securities have characteristics similar to non-convertible debt or preferred securities, as applicable.  Convertible securities rank senior to common stock in a corporation’s capital structure and, therefore, generally entail less risk than the corporation’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. Convertible securities are subordinate in rank to any senior debt obligations of the issuer, and, therefore, an issuer’s convertible securities entail more risk than its debt obligations. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of the potential for capital appreciation. In addition, convertible securities are often lower-rated securities.

Because of the conversion feature, the price of the convertible security will normally fluctuate in some proportion to changes in the price of the underlying asset, and as such is subject to risks relating to the activities of the issuer and/or general market and economic conditions. The income component of a convertible security may tend to cushion the security against declines in the price of the underlying asset. However, the income component of convertible securities causes fluctuations based upon changes in interest rates and the credit quality of the issuer.

If the convertible security’s “conversion value,” which is the market value of the underlying common stock that would be obtained upon the conversion of the convertible security, is substantially below the “investment value,” which is the value of a convertible security viewed without regard to its conversion feature (i.e., strictly on the basis of its yield), the price of the convertible security is governed principally by its investment value. If the conversion value of a convertible security increases to a point that approximates or exceeds its investment value, the value of the security will be principally influenced by its conversion value. A convertible security will sell at a premium over its conversion value to the extent investors place value on the right to acquire the underlying common stock while holding an income-producing security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund’s ability to achieve its investment objective.

A “synthetic” convertible security may be created by combining separate securities that possess the two principal characteristics of a traditional convertible security, i.e., an income-producing security (“income-producing component”) and the right to acquire an equity security (“convertible component”). The income-producing component is achieved by investing in non-convertible, income-producing securities such as bonds, preferred stocks and money market instruments, which may be represented by derivative instruments. The convertible component is achieved by investing in securities or instruments such as warrants or options to buy common stock at a certain exercise price, or options on a stock index. Unlike a traditional convertible security, which is a single security having a single market value, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the “market value” of a synthetic convertible security is the sum of the values of its income-producing component and its convertible component. For this reason, the values of a synthetic convertible security and a traditional convertible security may respond differently to market fluctuations.

More flexibility is possible in the assembly of a synthetic convertible security than in the purchase of a convertible security. Although synthetic convertible securities may be selected where the two components are issued by a single issuer, thus making the synthetic convertible security similar to the traditional convertible security, the character of a synthetic convertible security allows the combination of components representing distinct issuers, when believed that such a combination may better achieve a Fund’s investment objective. A synthetic convertible security also is a more flexible investment in that its two components may be purchased separately. For example, a Fund may purchase a warrant for inclusion in a synthetic convertible security but temporarily hold short-term investments while postponing the purchase of a corresponding bond pending development of more favorable market conditions.

A holder of a synthetic convertible security faces the risk of a decline in the price of the security or the level of the index involved in the convertible component, causing a decline in the value of the security or instrument, such as a call option or warrant, purchased to create the synthetic convertible security. Should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the call option or warrant would be lost. Because a synthetic convertible security includes the income-producing component as well, the holder of a synthetic convertible security also faces the risk that interest rates will rise, causing a decline in the value of the income-producing instrument.

A Fund also may purchase synthetic convertible securities created by other parties, including convertible structured notes. Convertible structured notes are income-producing debentures linked to equity, and are typically issued by investment banks. Convertible structured notes have the attributes of a convertible security; however, the investment bank that issues the convertible note, rather than the issuer of the underlying common stock into which the note is convertible, assumes credit risk associated with the underlying investment, and the Fund in turn assumes credit risk associated with the convertible note.

Corporate Bonds.  Corporate debt securities are subject to the risk of the issuer’s inability to meet principal and interest payments on the obligation and may also be subject to price volatility due to factors such as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. When interest rates rise, the value of corporate debt securities can be expected to decline. Debt securities with longer durations tend to be more sensitive to interest rate movements than those with shorter durations.

Corporate Reorganizations affecting securities held by the JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund and JNL/S&P Mid 3 Fund.  If a portfolio company has a spin off, the Fund will retain the shares of the spin off until the next Stock Selection Date. If a portfolio company is merged into another company and is not the surviving company, the Fund will liquidate any shares it receives in the merger promptly and reinvest the proceeds and any cash distribution in the remaining portfolio companies in accordance with their respective investment percentages. If two portfolio companies in the same benchmark merge, the Fund will keep the resulting company in the portfolio in accordance with the combined weighting of the 2 companies prior to the merger. At the time of stock selection, a security may be removed from the stock selection universe if there is a pending acquisition or reorganization that is likely to be completed shortly after the stock selection date.

Custodial Receipts and Trust Certificates.  The Funds may invest in custodial receipts and trust certificates, which may be underwritten by securities dealers or banks, representing interests in securities held by a custodian or trustee. The securities so held may include U.S. Government Securities, municipal securities or other types of securities in which the Funds may invest. The custodial receipts or trust certificates are underwritten by securities dealers or banks and may evidence ownership of future interest payments, principal payments or both on the underlying securities, or, in some cases, the payment obligation of a third party that has entered into an interest rate swap or other arrangement with the custodian or trustee. For certain securities law purposes, custodial receipts and trust certificates may not be considered obligations of the U.S. government or other issuer of the securities held by the custodian or trustee. As a holder of custodial receipts and trust certificates, the Funds will bear its proportionate share of the fees and expenses charged to the custodial account or trust. The Funds may also invest in separately issued interests in custodial receipts and trust certificates.

Although under the terms of a custodial receipt or trust certificate the Funds would be typically authorized to assert its rights directly against the issuer of the underlying obligation, the Funds could be required to assert through the custodian bank or trustee those rights as may exist against the underlying issuers. Thus, in the event an underlying issuer fails to pay principal and/or interest when due, the Funds may be subject to delays, expenses and risks that are greater than those that would have been involved if the Funds had purchased a direct obligation of the issuer. In addition, in the event that the trust or custodial account in which the underlying securities have been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying securities would be reduced in recognition of any taxes paid.

Certain custodial receipts and trust certificates may be synthetic or derivative instruments that have interest rates that reset inversely to changing short-term rates and/or have embedded interest rate floors and caps that require the issuer to pay an adjusted interest rate if market rates fall below or rise above a specified rate. Because some of these instruments represent relatively recent innovations, and the trading market for these instruments is less developed than the markets for traditional types of instruments, it is uncertain how these instruments will perform under different economic and interest-

rate scenarios. Also, because these instruments may be leveraged, their market values may be more volatile than other types of Fixed Income Instruments and may present greater potential for capital gain or loss. The possibility of default by an issuer or the issuer’s credit provider may be greater for these derivative instruments than for other types of instruments. In some cases, it may be difficult to determine the fair value of a derivative instrument because of a lack of reliable objective information and an established secondary market for some instruments may not exist. In many cases, the IRS has not ruled on the tax treatment of the interest or payments received on the derivative instruments and, accordingly, purchases of such instruments are based on the opinion of counsel to the sponsors of the instruments.  At times, custodial receipts and trust certificates may be considered illiquid securities.

Depositary Receipts. American depositary receipts (“ADRs”) typically are issued by a U.S. bank or trust company and evidence ownership of underlying securities issued by a foreign corporation.  European depositary receipts (“EDRs”) and Global depositary receipts (“GDRs”) typically are issued by foreign banks or trust companies, although they may be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or U.S. corporation.  Generally, depositary receipts in registered form are intended for use in the U.S. securities markets, while depositary receipts in bearer form are intended for use in securities markets outside the U.S. Depositary receipts may or may not be denominated in the same currency as the underlying securities which they represent.

Depositary receipts may be issued in sponsored or un-sponsored programs. In a sponsored program, a security issuer has made arrangements to have its securities traded in the form of depositary receipts.  In an un-sponsored program, the issuer may not be directly involved in the creation of the program.  Although the U.S. regulatory requirements applicable to ADRs generally are similar for both sponsored and un-sponsored programs, in some cases it may be easier to obtain financial and other information from an issuer that has participated in the creation of a sponsored program.  To the extent a Fund invests in depositary receipts of an un-sponsored program, there may be an increased possibility the Fund would not become aware of and be able to respond to corporate actions such as stock splits or rights offerings involving the foreign issuer of the security underlying an ADR on a timely basis.  While readily exchangeable with stock in local markets, the depositary receipts in an unsponsored program may be less liquid than those in a sponsored program.

Depositary receipts involve many of the same risks as direct investments in foreign securities, described herein.

Derivative Instruments.  A Fund may, but is not required to, use derivative instruments for risk management purposes and as a part its investment strategies.  A Fund may also use derivatives to generate income. Generally, derivatives are financial instruments whose values depend on or derive from, the value of one or more underlying assets, reference rates, or indices (a “reference instrument”) and may relate to stocks, bonds, interest rates, currencies, commodities or related indices.  Derivative instruments allow a Fund to gain or reduce exposure to the value of a reference instrument without actually owning or selling the instrument.

A Fund may use derivatives in an attempt to reduce its investment exposures. A Fund may also use derivatives as a substitute for direct investment in securities or other assets. For example, a Fund may use derivatives instead of investing directly in equity securities, including using equity derivatives to maintain equity exposure when it holds cash by “equitizing” its cash balances using futures contracts or other types of derivatives. A Fund also may use currency derivatives (including forward currency contracts, futures contracts, swap contracts, and options) to gain exposure to a given currency. A Fund may use derivatives in an attempt to adjust elements of its investment exposures to various securities, sectors, markets, indices, and currencies without actually having to sell existing investments or make new direct investments. For example, if a Fund holds a large proportion of stocks of companies in a particular sector and its sub-adviser believes that stocks of companies in another sector will outperform those stocks, the Fund might use a short futures contract on an appropriate index (to synthetically “sell” a portion of the Fund’s portfolio) in combination with a long futures contract on another index (to synthetically “buy” exposure to that index).  A Fund’s performance can depend substantially on the performance of the reference instrument underlying its derivatives even though it does not own the reference instrument.  Derivative instruments may also be used for other purposes, including to seek to increase liquidity, implement a tax management strategy, modify the effective duration of a Fund’s portfolio investments and/or enhance total return.  However derivative instruments are used, their successful use is not assured and will depend upon the respective sub-adviser’s ability to gauge relevant market movements.

A Fund may have investment exposures in excess of its net assets (i.e., it may be leveraged) and therefore is subject to heightened risk of loss.  The leverage involved in certain derivative transactions may result in a Fund’s net asset value being more sensitive to changes in the value of the related investment.  Federal securities laws, regulations and guidance may require the Funds to earmark assets or to otherwise hold instruments that offset a Fund’s obligations under the derivatives instrument. This process is known as “cover.”  If SEC guidance so requires, a Fund will earmark cash or liquid assets with a value sufficient to cover its obligations under a derivative transaction or otherwise “cover” the transaction in accordance with applicable SEC guidance. If a large portion of a Fund’s assets is used for cover, it could affect portfolio management or the Fund’s ability to meet redemption requests or other current obligations.  A Fund may also cover its exposure to a derivative instrument by owning the reference entity of that derivative instrument or taking an offsetting position in another derivative instrument.

Diversification.  Certain of the Funds are diversified companies, as such term is defined under the 1940 Act.  A Fund that is a diversified company under the 1940 Act will have at least 75% of the value of its total assets represented by the following:

●	Cash and cash items (including receivables);
●	Government securities;
●	Securities of other investment companies; and
●	Other securities limited in respect to any one issuer to not more than 5% of the value of the Fund’s total assets and to not more than 10% of the outstanding voting securities of such issuer.

These percentage limitations are measured at the time that a Fund acquires a security, and a Fund will not lose its diversification status if the Fund’s holdings exceed these percentages because of post-acquisition changes in security prices.

Equity-Linked Derivatives.  Equity-linked derivatives (“Equity-Linked Derivatives”) are interests in a securities portfolio designed to replicate the composition and performance of a particular index. Equity-Linked Derivatives are exchange traded. The performance results of Equity-Linked Derivatives will not replicate exactly the performance of the pertinent index due to transaction and other expenses, including fees to service providers, borne by the Equity-Linked Derivatives. Examples of such products include Standard & Poor’s Depositary Receipts (“SPDR®s”), World Equity Benchmark Series (“WEBs”), NASDAQ 100 tracking shares (“QQQs”), Dow Jones Industrial Average Instruments (“DIAMONDS”) and Optimized Portfolios As Listed Securities (“OPALS”). Investments in Equity-Linked Derivatives involve the same risks associated with a direct investment in the types of securities included in the indices such products are designed to track. There can be no assurance that the trading price of the Equity-Linked Derivatives will equal the underlying value of the basket of securities purchased to replicate a particular index or that such basket will replicate the index. Investments in Equity-Linked Derivatives may constitute investments in other investment companies and, therefore, a Fund may be subject to the same investment restrictions with Equity-Linked Derivatives as with other investment companies. See “Investment Companies” in this section.

Equity Securities.  The Funds may also invest directly in equity securities.  Equity securities, such as common stock, represent an ownership interest, or the right to acquire an ownership interest, in an issuer.

Common stock generally takes the form of shares in a corporation.  The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services.  A stock’s value also may fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs.  The value of a company’s stock also may be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates.  In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds, other debt and preferred stock.  For this reason, the value of a company’s stock will usually react more strongly than its bonds, other debt and preferred stock to actual or perceived changes in the company’s financial condition or prospects.  Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.  Stocks of companies that the portfolio managers believe are fast-growing may trade at a higher multiple of current earnings than other stocks.  The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks.

Different types of equity securities provide different voting and dividend rights and priority in the event of the bankruptcy and/or insolvency of the issuer.  In addition to common stock, equity securities may include preferred stock, convertible securities and warrants, which are discussed elsewhere in the Prospectuses and this Statement of Additional Information.  Equity securities other than common stock are subject to many of the same risks as common stock, although possibly to different degrees.   The risks of equity securities are generally magnified in the case of equity investments in distressed companies.

Equity Swaps.  Equity swap contracts offer an opportunity to invest in a market without owning or taking physical custody of securities.  The counterparty to an equity swap contract typically will be a bank, investment banking firm or broker-dealer.  The counterparty generally will agree to pay the Fund the amount, if any, by which the notional amount of the equity swap contract would have increased in value had it been invested in specified equity securities, plus the dividends that would have been received on those equity securities.  The Fund will agree to pay to the counterparty a floating rate of interest on the notional amount of the equity swap contract plus the amount, if any, by which that notional amount would have decreased in value had it been invested in such equity securities.  Therefore, the return to the Fund on any equity swap contract should be the gain or loss on the notional amount plus dividends on the equity securities less the interest paid by the Fund on the notional amount.

A Fund will enter into equity swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments.  Payments may be made at the conclusion of an equity swap contract or periodically during its term.  Equity swaps do not involve the delivery of securities or other underlying assets.  Accordingly, the risk of loss with respect to equity swaps is limited to the net amount of payments that are contractually obligated to be made.  If the counterparty to an equity swap defaults, the Fund’s risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any.  The net amount of the excess, if any, of the Fund’s obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by the Fund’s custodian (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes).  Inasmuch as these transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets, as permitted by applicable law, the Fund will not treat them as being subject to the Funds’ restrictions on borrowing or investing in senior securities.

Event-Linked Bonds.  A Fund may invest in event-linked bonds, which are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific “trigger” event, such as a hurricane, earthquake, or other physical or weather-related phenomenon.  They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities.  If a trigger event occurs, a Fund may lose all or a portion of its principal invested in the bond.  If no trigger event occurs, the Fund will recover its principal plus interest.  For some event-linked bonds, the trigger event or losses may be based on company wide losses, index-portfolio losses, industry indices or readings of scientific instruments rather than specified actual losses.  Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred.  An extension of maturity may increase volatility.  Event-linked bonds also may expose a Fund to certain unanticipated risks including issuer (credit) risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences.  Event-linked bonds may also be subject to liquidity risks.

Event-linked bonds are a relatively new type of financial instrument.  As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop.  Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so.  Event-linked bonds are typically rated, and a Fund will only invest in event-linked bonds that meet the credit quality requirements for the Fund.

Eurozone Investment Risks. The European Union (“EU”) is an economic and political union of member states consisting of mostly Western European countries and a growing number of Eastern European countries. One of the key mandates of the EU is the establishment and administration of a common single market, consisting of, among other things, a single currency and a common trade policy. In order to pursue this goal, member states established the Economic and Monetary Union (“EMU”), which sets out different stages and commitments that member states need to follow to achieve greater economic and monetary policy coordination, including the adoption of a single currency, the euro. Many member states have adopted the euro as their currency and, as a result, are subject to the monetary policies of the European Central Bank (“ECB”).

The global economic crisis that began in 2008 has caused severe financial difficulties for many EU member states, pushing some EU countries to the brink of insolvency and causing others to experience recession, large public debt, restructuring of government debt, credit rating downgrades and an overall weakening of banking and financial sectors. Recovery from the crisis has been challenged by high unemployment rates and budget deficits, as well as by weaknesses in sovereign debt issued by Greece, Spain, Portugal, the Republic of Ireland, Italy and other EU member states. The sovereign debt of several of these countries has been downgraded in 2012 and many remain subject to further downgrades, which may have a negative effect on European and non-European banks that have significant exposure to sovereign debt. Since 2010, several countries, including Greece, Italy, Spain, the Republic of Ireland and Portugal, agreed to multi-year bailout loans from the ECB, the International Monetary Fund, and other financial institutions. To address budget deficits and public debt concerns, a number of European countries have imposed strict austerity measures and comprehensive financial and labor market reforms. In the wake of the crisis, EU member states will need to make economic and political decisions in order to restore economies to sustainable growth. While a number of initiatives have been instituted to strengthen regulation and supervision of financial markets in the EU, greater regulation is expected but the exact nature and effect of this regulation is still unknown.

Some EU countries may continue to be dependent on assistance from the ECB, the International Monetary Fund, or other governments and financial institutions. Such assistance could depend on a country’s implementation of reforms or attainment of a certain level of performance. Failure by one or more EU member states to reach those objectives or an insufficient level of assistance could result in a deeper or prolonged economic downturn, which could have a significant adverse effect on the value of investments in European countries. By adopting the euro, a member country relinquishes control of its own monetary policies. As a result, European countries are significantly affected by fiscal and monetary controls implemented by the EMU and may be limited to some degree from implementing their own economic policies. The euro may not fully reflect the strengths and weaknesses of the various economies that comprise the EMU and Europe generally. It is difficult to impose a common currency across disparate countries, cultures, and social-economic political histories. Such disparate impacts could, theoretically, lead to the collapse of the EU and the euro and return member states to local country currencies.

Additionally, it is possible that EMU member states could voluntarily abandon the euro or involuntarily be forced out of the euro, including by way of a partial or complete dissolution of the monetary union. The effects of such outcomes on the rest of the Eurozone and global markets as a whole are unpredictable, but are likely to be negative, including adversely impacted market values of Eurozone and various other securities and currencies, redenomination of certain securities into less valuable local currencies, and more volatile and illiquid markets. Under such circumstances, investments denominated in euros or replacement currencies may be difficult to value, the ability to operate an investment strategy in connection with euro-denominated securities may be significantly impaired and the value of euro-denominated investments may decline significantly and unpredictably.

Exchange-Traded Funds. Investments in investment companies may include shares of exchange-traded funds (“ETFs”), which are designed to track the performance or dividend yield of specific indexes or companies in related industries. ETFs usually are units of beneficial interest in an investment trust or represent undivided ownership interests in a portfolio of securities, in each case with respect to a portfolio of all or substantially all of the component securities of, and in substantially the same weighting as, the relevant benchmark index. ETFs are listed on an exchange and trade in the secondary market on a per-share basis.

The values of ETFs are subject to change as the values of their respective component securities fluctuate according to market volatility. Investments in ETFs that are designed to correspond to an equity index, for example, involve certain inherent risks generally associated with investments in a broad-based portfolio of common stocks, including the risk that the general level of stock prices may decline, thereby adversely affecting the value of ETFs invested in by each Portfolio. Moreover, a Portfolio’s investments in ETFs may not exactly match the performance of a direct investment in the respective indices to which they are intended to correspond due to the temporary unavailability of certain index securities in the secondary market or other extraordinary circumstances, such as discrepancies with respect to the weighting of securities.  See “Investment Companies” in this section.

Fixed-Income Securities.  A Fund may invest in fixed-income securities of companies that meet the investment criteria for the Fund.  In general, fixed income securities represent a loan on money by the purchaser to the issuer.  A fixed income security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender’s money over a certain period of time or at a specified date, called “maturity.”  The security issuer typically must meet its obligations associated with its outstanding fixed income securities before it may declare or pay any dividend to holders of its equity securities, and may also be obliged under the terms of its fixed income securities to maintain certain measures of financial condition.  Bonds, notes and commercial paper are typical types of fixed income securities, differing in the length of the issuer’s repayment schedule.

The price of fixed-income securities fluctuates with changes in interest rates and in response to changes in the financial condition of the issuer.  The value of fixed income securities generally rises when interest rates fall, and fall when interest rates rise.  Prices of longer-term securities generally increase or decrease more sharply than those of shorter-term securities in response to interest rate changes.

Foreign Currency Transactions.  Certain of the Funds may invest in foreign currency-denominated securities and may purchase and sell foreign currency options, forward currency contracts, foreign currency futures contracts, and related options (see “Futures” below), and may engage in foreign currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through forward currency contracts.  A Fund may engage in these transactions for a number of reasons, including, to protect against uncertainty in the level of future foreign exchange rates in the purchase and sale of securities, to gain exposure to certain countries, and to enhance return.  A Fund also may use foreign currency options and foreign currency futures and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  Such transactions may be effected on non-U.S. dollar denominated instruments owned by a Fund, sold by a Fund but not yet delivered, or committed or anticipated to be purchased by a Fund.  Currency positions are not considered to be an investment in a foreign government for industry concentration purposes.

A forward foreign currency contract is an obligation to purchase or sell a specific currency or multinational currency unit at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties at a price set at the time of the contract), which is individually negotiated and privately traded by currency traders and their customers in the interbank market.  A Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract.  Forward currency contracts may also be cash settled, and a Fund may not actually deliver or take delivery of a foreign currency.  Closing forward transactions may be executed prior to the termination date, or rolled over, with or without the original counterparty.

Forward foreign currency contracts may be bought or sold to protect a Fund against a possible loss resulting from an adverse change in the relationship between foreign currencies and the U.S. dollar or to gain exposure to a particular foreign currency or currencies as a part of its investment strategy.  Although forwards used for hedging purposes are intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase.  In addition to being used by a Fund to gain exposure to a particular foreign currency or to enhance the Fund’s return, forwards may be used to adjust the foreign exchange exposure of a Fund and a Fund might be expected to enter into such contracts under the following circumstances:

Lock In.  When a Fund desires to fix the U.S. dollar price on the purchase or sale of a security denominated in a foreign currency, the Fund will “lock in” the exchange rate.  If a foreign currency is expected to become more expensive in U.S. dollar terms, a Fund could lock in the exchange rate today for a transfer that needs to occur in the future, thereby protecting against exchange rate movements.

Cross Hedge.  If the value of a particular currency is expected to decrease against the value of another currency, a Fund may sell the currency expected to decrease in value and purchase a currency which is expected to increase in value against the currency sold in an amount approximately equal to some or all of a Fund’s portfolio holdings denominated in the currency sold.

Direct Hedge.  If a Fund wants to eliminate substantially all of the risk of owning a particular currency, or if the Sub-Adviser expects that a Fund may benefit from price appreciation in a security denominated in a particular foreign currency but does not wish to maintain exposure to that currency, it may employ a direct hedge back into the U.S. dollar.  In either case, a Fund would enter into a forward contract to sell the currency in which a portfolio security is denominated and purchase U.S. dollars at an exchange rate established at the time it initiated the contract.  The cost of the direct hedge transaction may offset most, if not all, of the yield advantage offered by the foreign security, but a Fund would hope to benefit from an increase in value of the security, if any.

Proxy Hedge.  A Fund might choose to use a “proxy” hedge, which may be less costly than a direct hedge.  In this case, a Fund, having purchased a security denominated in a foreign currency, will sell a currency whose value is expected to be closely linked to the currency in which the security is denominated.  Interest rates prevailing in the country whose currency was sold would be expected to be closer to those in the U.S. and lower than those of securities denominated in the currency of the original holding.  This type of hedging entails greater risk than a direct hedge because it is dependent on a stable relationship between the two currencies paired as proxies and the relationships can be very unstable at times.

Foreign Securities. A Fund may invest in, or have exposure to, foreign securities.  Investors should realize that investing in, or have exposure to, foreign securities involves certain special considerations that typically are not associated with investing in, or have exposure to, U.S. securities.  These include non-U.S. dollar-denominated securities traded principally outside the U.S. and U.S. dollar-denominated securities traded in the U.S. (such as ADRs).  Such investments increase a Fund’s diversification and may enhance return, but they also involve some special risks such as exposure to potentially adverse local political and economic developments; nationalization and exchange controls; potentially lower liquidity and higher volatility; possible problems arising from accounting, disclosure, settlement, and regulatory practices that differ from U.S. standards; and the chance that fluctuations in foreign exchange rates will decrease the investment’s value (favorable changes can increase its value).  In addition, foreign securities purchased by the Fund may be subject to foreign government taxes, higher custodian fees, higher brokerage commissions and dividend collection fees.  Foreign government securities are issued or guaranteed by a foreign government, province, instrumentality, political subdivision or similar unit thereof.

Currency Risk. The value of the Fund’s foreign investments will be affected by changes in currency exchange rates. The U.S. dollar value of a foreign security decreases when the value of the U.S. dollar rises against the foreign currency in which the security is denominated, and increases when the value of the U.S. dollar falls against such currency.

Political and Economic Risk. Although debatable in the current U.S. macro socio-economic and political context, the economies of many of the countries in which the Funds may invest may not be as developed as the United States’ economy and may be subject to significantly different forces. Conversely, investments in certain countries may be more or less secure than investments in the U.S., and carry repatriation risks from taxes and regulatory impairment when bringing such investments back to the U.S. As is the case in the U.S. political or social instability, expropriation or confiscatory taxation, and limitations on the removal of funds or other assets could also adversely affect the value of the Funds’ investments.

Regulatory Risk. Foreign companies are not registered with the U.S. Securities and Exchange Commission (“SEC”) and are generally not subject to the regulatory controls imposed on United States issuers and, as a consequence, there is generally less publicly available information about foreign securities than is available about domestic securities. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards, corporate governance practices and requirements comparable to those applicable to domestic companies. Income, gains and proceeds from foreign securities owned by the Funds may be reduced by a withholding tax at the source or other foreign taxes, which tax or taxes would reduce dividend income payable to the Funds’ shareholders.

Market Risk. The securities markets in many of the countries in which the Funds invest will have substantially less trading volume than the major United States markets. As a result, the securities of some foreign companies may be less liquid and experience more price volatility than comparable domestic securities. Increased custodian costs as well as administrative costs (such as the need to use foreign custodians) may be associated with the maintenance of assets in foreign jurisdictions. There is generally less government regulation and supervision of foreign stock exchanges, brokers and issuers which may make it difficult to enforce contractual obligations. In addition, transaction costs in foreign securities markets are likely to be higher, since brokerage commission rates in foreign countries are likely to be higher than in the United States.

Risk of Developing (Emerging Market) Countries. Certain of the Funds may invest in, or have exposure to, securities of developing or emerging market countries, including foreign markets.  While subject to reasonable interpretation, developing countries are generally those countries which are not included in the MSCI World Index. Each Fund considers various factors when determining whether a company is in a developing country, including whether: (1) it is organized under the laws of a developing country; (2) it has a principal office in a developing country; (3) it derives 50% or more of its total revenues from business in a developing country; or (4) its securities are traded principally on a stock exchange, or in an OTC market, in a developing country. Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Certain investors may not be able to participate in favorable corporate action events. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. Foreign exchange transactions may need to be executed with authorized agents, and there may not be any guarantee of execution in a timely manner. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by the Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative illiquidity, and are characterized by significant price volatility. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on a Fund’s investments.

Investments in developing countries present risks greater than, and in addition to, those presented by investments in foreign issuers in general. A number of developing countries restrict, to varying degrees, foreign investment in stocks. Repatriation of investment income, capital, and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. A number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Many of the developing securities markets are relatively small or less diverse, have low trading volumes, suffer periods of relative liquidity, and are characterized by significant price volatility. News and information about companies and corporate events may be limited or restricted. There is a risk in developing countries that a future economic or political crisis could lead to price controls, forced mergers of companies, expropriation or confiscatory taxation, seizure, nationalization, or creation of government monopolies, any of which may have a detrimental effect on the Fund’s investments.

Futures.  To the extent consistent with applicable law and its investment restrictions, a Fund permitted to invest in futures contracts may invest in futures contracts on, among other things, financial instruments (such as a U.S. government security or other fixed income security), individual equity securities (“single stock futures”), securities indices, interest rates, currencies, inflation indices, and, to the extent a Fund is permitted to invest in commodities and commodity-related derivatives, commodities or commodities indices. Futures contracts on securities indices are referred to herein as “Index Futures.”  Futures contracts can be utilized to increase or decrease various types of market exposure and risks.

Certain futures contracts are physically settled (i.e., involve the making and taking of delivery of a specified amount of an underlying security or other asset). For instance, the sale of certain futures contracts on foreign currencies or financial instruments creates an obligation of the seller to deliver a specified quantity of an underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. Conversely, the purchase of certain futures contracts creates an obligation of the purchaser to pay for and take delivery of the underlying foreign currency or financial instrument called for in the contract for a stated price at a specified time. In some cases, the specific instruments delivered or taken, respectively, on the settlement date are not determined until on or near that date. That determination is made in accordance with the rules of the exchange on which the sale or purchase was made. Some futures contracts are cash settled (rather than physically settled), which means that the purchase price is subtracted from the current market value of the instrument and the net amount, if positive, is paid to the purchaser by the seller of the futures contract. If the net amount is negative, it is paid by the purchaser to the seller of the futures contract. In particular, Index Futures are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of a securities index might be a function of the value of certain specified securities, no physical delivery of these securities is made.

The purchase or sale of a futures contract differs from the purchase or sale of a security or option in that no price or premium is paid or received. Instead, an amount of cash, U.S. government securities, or other liquid assets equal in value to a percentage of the face amount of the futures contract must be deposited with the broker. This amount is known as initial margin. The amount of the initial margin is generally set by the market on which the contract is traded (margin requirements on foreign exchanges may be different than those on U.S. exchanges). Subsequent payments to and from the broker, known as variation margin, are made on a daily basis as the price of the underlying futures contract fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as “marking to the market.” Prior to the settlement date of the futures contract, the position may be closed by taking an opposite position. A final determination of variation margin is then made, additional cash is required to be paid to or released by the broker, and the purchaser realizes a loss or gain. In addition, a commission is paid to the broker on each completed purchase and sale.

Although some futures contracts call for making or taking delivery of the underlying securities, currencies, commodities, or other underlying instrument, in most cases futures contracts are closed before the settlement date without the making or taking of delivery by offsetting purchases or sales of matching futures contracts (i.e., with the same exchange, underlying financial instrument, currency, commodity, or index, and delivery month). The Funds may also enter into contracts that cash settle otherwise physically delivered futures contracts. If the price of the initial sale exceeds the price of the offsetting purchase, the seller is paid the difference and realizes a gain. Conversely, if the price of the offsetting purchase exceeds the price of the initial sale, the seller realizes a loss. Similarly, a purchase of a futures contract is closed out by selling a corresponding futures contract. If the offsetting sale price exceeds the original purchase price, the purchaser realizes a gain, and, if the original purchase price exceeds the offsetting sale price, the purchaser realizes a loss. Any transaction costs must also be included in these calculations.

In the United States, futures contracts are traded only on commodity exchanges or boards of trade – known as “contract markets” – approved by the Commodity Futures Trading Commission (“CFTC”) and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant market. Certain Funds also may purchase futures contracts on foreign exchanges or similar entities, which are not regulated by the CFTC and may not be subject to the same degree of regulation as the U.S. contract markets.

Index Futures. To the extent consistent with applicable law and investment restrictions, a Fund may purchase or sell Index Futures, which are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of a securities index at the close of the last trading day of the contract and the price at which the index contract was originally written. A Fund may close open positions on a contract market on which Index Futures are traded at any time up to and including the expiration day. In general, all positions that remain open at the close of business on that day must be settled on the next business day (based on the value of the relevant index on the expiration day). Additional or different margin requirements as well as settlement procedures may apply to foreign stock Index Futures.

Interest Rate Futures. Some Funds may engage in transactions involving the use of futures on interest rates. These transactions may be in connection with investments in U.S. government securities and other fixed income securities.

Options on Futures Contracts. Options on futures contracts give the purchaser the right in return for the premium paid to assume a long position (in the case of a call option) or a short position (in the case of a put option) in a futures contract at the option exercise price at any time during the period of the option (in the case of an American-style option) or on the expiration date (in the case of European-style option). Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the holder acquires a short position and the writer is assigned the opposite long position in the futures contract. Accordingly, in the event that an option is exercised, the parties will be subject to all the risks associated with the trading of futures contracts, such as payment of initial and variation margin deposits.

Funds may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, a Fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, a Fund may hedge against a possible increase in the price of securities the Fund expects to purchase by purchasing call options or writing put options on futures contracts rather than purchasing futures contracts. Options on futures contracts generally operate in the same manner as options purchased or written directly on the underlying investments.

A Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits may vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

A position in an option on a futures contract may be terminated by the purchaser or seller prior to expiration by effecting a closing purchase or sale transaction, subject to the availability of a liquid secondary market, which is the purchase or sale of an option of the same type (i.e., the same exercise price and expiration date) as the option previously purchased or sold. The difference between the premiums paid and received represents the Fund’s profit or loss on the transaction.

Commodity Futures and Options on Commodity Futures. Certain of the Funds may have exposure to futures contracts on various commodities or commodities indices (“commodity futures”) and options on commodity futures. A futures contract on a commodity is an agreement between two parties in which one party agrees to purchase a commodity, such as an energy, agricultural, or metal commodity, from the other party at a later date at a price and quantity agreed upon when the contract is made. Futures contracts on commodities indices operate in a manner similar to Index Futures.

Risk Factors in Futures and Futures Options Transactions. Investment in futures contracts involves risk.  A purchase or sale of futures contracts may result in losses in excess of the amount invested in the futures contract. If a futures contract is used for hedging, an imperfect correlation between movements in the price of the futures contract and the price of the security, currency, or other investment being hedged creates risk. Correlation is higher when the investment being hedged underlies the futures contract. Correlation is lower when the investment being hedged is different than the security, currency, or other investment underlying the futures contract, such as when a futures contract on an index of securities or commodities is used to hedge a single security or commodity, a futures contract on one security (e.g., U.S. Treasury bonds) or commodity (e.g., gold) is used to hedge a different security (e.g., a mortgage-backed security) or commodity (e.g., copper), or when a futures contract in one currency is used to hedge a security denominated in another currency. In the case of Index Futures and futures on commodity indices, changes in the price of those futures contracts may not correlate perfectly with price movements in the relevant index due to market distortions. In the event of an imperfect correlation between a futures position and the portfolio position (or anticipated position) intended to be hedged, the Fund may realize a loss on the futures contract at the same time the Fund is realizing a loss on the portfolio position intended to be hedged. To compensate for imperfect correlations, a Fund may purchase or sell futures contracts in a greater amount than the hedged investments if the volatility of the price of the hedged investments is historically greater than the volatility of the futures contracts.  Conversely, a Fund may purchase or sell fewer futures contracts if the volatility of the price of the hedged investments is historically less than that of the futures contract. The successful use of transactions in futures and related options for hedging also depends on the direction and extent of exchange rate, interest rate, and asset price movements within a given time frame.  For example, to the extent equity prices remain stable during the period in which a futures contract or option is held by a Fund investing in equity securities (or such prices move in a direction opposite to that anticipated), the Fund may realize a loss on the futures transaction, which is not fully or partially offset by an increase in the value of its portfolio securities.  As a result, the Fund’s total return for such period may be less than if it had not engaged in the hedging transaction.

All participants in the futures market are subject to margin deposit and maintenance requirements. Instead of meeting margin calls, investors may close futures contracts through offsetting transactions, which could distort normal correlations. The margin deposit requirements in the futures market are less onerous than margin requirements in the securities market, allowing for more speculators who may cause temporary price distortions. However, the futures exchanges may adjust margin requirements, and the Funds may have to post additional margin to meet such requirements.

Trading hours for foreign stock Index Futures may not correspond perfectly to the trading hours of the foreign exchange to which a particular foreign stock Index Future relates. As a result, the lack of continuous arbitrage may cause a disparity between the price of foreign stock Index Futures and the value of the relevant index.

A Fund may purchase futures contracts (or options on futures contracts) as an anticipatory hedge against a possible increase in the price of the currency in which securities the Fund anticipates purchasing is denominated. In such instances, the currency value may instead decline. If the Fund does not then invest in those securities, the Fund may realize a loss on the futures contract that is not offset by a reduction in the price of the securities purchased.

A Fund’s ability to engage in the futures and options on futures strategies described above depends on the liquidity of those instruments. Trading interest in various types of futures and options on futures cannot be predicted. Therefore, no assurance can be given that a Fund will be able to utilize these instruments at all or that their use will be effective. In addition, a liquid market may not exist at a time when a Fund seeks to close out a futures or option on a futures contract position, and that Fund would remain obligated to meet margin requirements until the position is closed. The liquidity of a secondary market in a futures contract may be adversely affected by “daily price fluctuation limits” established by commodity exchanges to limit the amount of fluctuation in a futures contract price during a single trading day. Once the daily limit has been reached, no trades of the contract may be entered at a price beyond the limit, thus preventing the liquidation of open futures positions. In the past, prices have exceeded the daily limit on several consecutive trading days. Short (and long) positions in Index Futures or futures on commodities indices may be closed only by purchasing (or selling) a futures contract on the exchange on which the Index Futures or commodity futures, as applicable, are traded.

As discussed above, if a Fund purchases or sells a futures contract, it is only required to deposit initial and variation margin as required by relevant CFTC regulations and the rules of the contract market. The Fund’s net asset value will generally fluctuate with the value of the security or other instrument underlying a futures contract as if it were already in the Fund’s portfolio. Futures transactions can have the effect of investment leverage. Furthermore, if a Fund combines short and long positions, in addition to possible declines in the values of its investment securities, the Fund will incur losses if the index underlying the long futures position underperforms the index underlying the short futures position.  A Fund may enter into an agreement to cash settle exchange-traded futures contracts, and exchange-cleared forward contracts.

In addition, if a Fund’s futures brokers become bankrupt or insolvent, or otherwise default on their obligations to the Fund, the Fund may not receive all amounts owing to it in respect of its trading, despite the futures clearinghouse fully discharging all of its obligations. Furthermore, in the event of the bankruptcy of a futures broker, a Fund could be limited to recovering only a pro rata share of all available funds segregated on behalf of the futures broker’s combined customer accounts, even though certain property specifically traceable to the Fund was held by the futures broker.

Daily trading limits imposed by the exchanges and position limits established by the CFTC may adversely affect the Fund.  The CFTC and U.S. commodities exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as “daily price fluctuation limits” or “daily trading limits.”  Once the daily trading limit has been reached in a particular futures contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day.  Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially disguising substantial losses the Fund may ultimately incur.

Separately, the CFTC and the U.S. commodities exchanges and certain non-U.S. exchanges have established limits referred to as “speculative position limits” or “accountability levels” on the maximum net long or short futures positions that any person may hold or control in contracts traded on such exchanges.  In October 2011, the CFTC adopted final regulations pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”) that would have imposed new position limits on 28 individual agricultural, metal and energy commodity futures and options contracts and on swaps that are economically equivalent to such contracts in order to prevent excessive speculation and manipulation in the commodity markets.  On September 28, 2012, the U.S. District Court for the District of Columbia vacated the new position limit regulations and remanded the matter to the CFTC for further consideration consistent with the court’s opinion.  The CFTC originally appealed the court’s decision, but in November 2013, the CFTC withdrew its appeal and re-proposed position limit regulations substantially as outlined above, with a few modifications.  In addition, the CFTC proposed regulations that would expand certain exemptions from aggregation of accounts of related parties for these purposes.  The public comment period for these proposed regulations closed on February 10, 2014.  However, the CFTC subsequently directed staff to hold a public roundtable on June 19, 2014, to discuss certain position limit and aggregation issues.  In order to provide interested parties with an opportunity to comment on such issues, the CFTC reopened the public comment period for these proposed regulations for a three-week period starting June 12, 2014 and ending July 3, 2014 (later extended until August 4, 2014), and reopened the comment period from December 9, 2014 through January 22, 2015 in connection with a public meeting held on December 9, 2014.  It remains to be seen whether the CFTC will modify the proposed regulations in response to public comments.

The re-proposed regulations are extremely complex and, if ultimately implemented, whether in their current or an alternative form, may require further guidance and interpretation by the CFTC to determine in all respects how they apply to the Fund.  The full implementation of the Fund’s investment strategy could be negatively impacted by the existing or any future position limits regulations.

Additional Risk Associated with Commodity Futures Transactions. Several additional risks are associated with transactions in commodity futures contracts.

Storage Costs. The price of a commodity futures contract reflects the storage costs of purchasing the underlying commodity, including the time value of money invested in the commodity. To the extent that the storage costs change, the value of the futures contracts may change correspondingly.

Reinvestment Risk. In the commodity futures markets, producers of an underlying commodity may sell futures contracts to lock in the price of the commodity at delivery. To induce speculators to purchase the other side (the long side) of the contract, the commodity producer generally must sell the contract at a lower price than the expected futures spot price. Conversely, if most purchasers of the underlying commodity purchase futures contracts to hedge against a rise in commodity prices, then speculators will only sell the contract at a higher price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected futures spot price. As a result, when a sub-adviser reinvests the proceeds from a maturing contract, it may purchase a new futures contract at a higher or lower price than the expected futures spot prices of the maturing contract or choose to pursue other investments.

Additional Economic Factors. The value of the commodities underlying commodity futures contracts may be subject to additional economic and non-economic factors, such as drought, floods or other weather conditions, livestock disease, trade embargoes, competition from substitute products, transportation bottlenecks or shortages, fluctuations in supply and demand, tariffs, and international economic, political, and regulatory developments.

Additional Risk Associated with Futures Contracts and Options on Futures Contracts Traded on Foreign Exchanges. Futures contracts and options on futures contracts may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States (which are regulated by the CFTC) and may be subject to greater risks than trading on domestic exchanges. For example, some foreign exchanges may be principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. The lack of a common clearing facility creates counterparty risk.

Commodity Pool Operator Status. JNAM acts in its capacity as a registered commodity pool operator (“CPO”) with respect to each of JNL Multi-Manager Alternative Fund, JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Natural Resources Fund, as well as other Funds under a separate trust.  Each of the sub-advisers to these Funds either acts in its capacity as a registered commodity trading adviser (“CTA”), relies upon an exemption from CTA registration or does not provide advice relating to trading commodity interests and, accordingly, is not required to be registered as a CTA with respect to each such Fund.  A CPO or CTA acting in a registered capacity is subject to a variety of regulatory obligations.  In particular, a CPO or CTA is subject to additional CFTC-mandated disclosure, reporting, and recordkeeping obligations with respect to Funds for which it acts in a registered capacity.  Compliance by the CPO or CTA with the CFTC’s regulatory requirements could increase Fund expenses, adversely affecting the Fund’s total return.

With respect to each Fund of the Trust, other than JNL Multi-Manager Alternative Fund, JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Natural Resources Fund, JNAM has filed with the NFA a notice claiming an exclusion from the definition of the term “commodity pool operator” under the CEA (the “exclusion”).  Accordingly, JNAM is not subject to registration or regulation as a “commodity pool operator” under the CEA with respect to these Funds. To remain eligible for the exclusion, each of these Funds will be limited in its ability to use certain instruments regulated under the CEA (“commodity interests”), including futures and options on futures and certain swaps transactions.  In the event that such a Fund’s investments in commodity interests are not within the thresholds set forth in the exclusion, JNAM may be required to act in a registered CPO capacity with respect to that Fund.  JNAM’s eligibility to claim the exclusion with respect to a Fund will be based upon, among other things, the level of the Fund’s investment in commodity interests, the purposes of such investments, and the manner in which the Fund holds out its use of commodity interests. The ability of each Fund other than JNL Multi-Manager Alternative Fund, JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Natural Resources Fund to invest in commodity interests (including, but not limited to, futures and swaps on broad-based securities indexes and interest rates) may be limited by JNAM’s intention to operate the Fund in a manner that would permit JNAM to continue to claim the exclusion, which may adversely affect the Fund’s total return.

JNAM has also filed for certain no-action relief with the CFTC in connection with certain of these Funds that are funds-of-funds, or Funds that invest in underlying funds that trade commodity interests.  For operators of funds-of-funds, it is difficult to determine compliance with trading restrictions because it requires, in most circumstances, that they determine the extent of commodity interest trading by the underlying funds and whether or not the underlying funds will be able themselves to rely on amended CFTC Rule 4.5 going forward. This no-action relief postpones the requirement to act in a registered CPO capacity for operators of funds-of-funds until six months from the date that the CFTC Division of Swap Dealer and Intermediary Oversight issues revised guidance on the application of the de minimis trading thresholds in the context of CFTC Rule 4.5.  It is possible that this guidance, when issued, may require JNAM to act in its capacity as a registered CPO with respect to certain Funds.  Alternatively, JNAM may determine to revise a Fund’s investment strategy to reduce trading commodity interest trading levels.

High-Yield Bonds and Securities of Distressed Companies.  Investments in securities rated below investment grade that are eligible for purchase by certain of the Funds are described as “speculative” by Moody’s, Standard & Poor’s Ratings Services and Fitch.  Investment in lower rated corporate debt securities (“high yield securities” or “junk bonds”) and securities of distressed companies generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.  Securities of distressed companies include both debt and equity securities.  High yield securities and debt securities of distressed companies are regarded as predominantly speculative with respect to the issuer’s continuing ability to meet principal and interest payments.  Issuer of high yield and distressed company securities may be involved in restructurings or bankruptcy proceedings that may not be successful.  Analysis of the creditworthiness of issuers of debt securities that are high yield or debt securities of distressed companies may be more complex than for issuers of higher quality debt securities.

High yield securities and debt securities of distressed companies may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities.  The prices of these securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments.  A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in prices of high yield securities and debt securities of distressed companies because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities.  If an issuer of securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds, by investing in such securities, may incur additional expenses to seek recovery of their respective investments.  In the case of securities structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.  The respective sub-advisers seek to reduce these risks through diversification, credit analysis and attention to current developments and trends in both the economy and financial markets.

The secondary market on which high yield and distressed company securities are traded may be less liquid than the market for higher grade securities.  Less liquidity in the secondary trading market could adversely affect the price at which the Funds could sell a high yield or distressed company security, and could adversely affect the daily net asset value of the shares.  Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield and distressed company securities, especially in a thinly-traded market.  When secondary markets for high yield and distressed company securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.  The respective sub-advisers seek to minimize the risks of investing in all securities through diversification, in-depth analysis and attention to current market developments.

The use of credit ratings as the sole method of evaluating high yield securities and debt securities of distressed companies can involve certain risks.  For example, credit ratings evaluate the safety of principal and interest payments of a debt security, not the market value risk of a security.  Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated.  Each of the Sub-Advisers does not rely solely on credit ratings when selecting debt securities for a Fund, and develops its own independent analysis of issuer credit quality.  If a credit rating agency changes the rating of a debt security held by a Fund, the Fund may retain the security if the Sub-Adviser deems it in the best interest of shareholders.

Hybrid Instruments.  A Fund may purchase hybrid instruments, which are potentially high-risk derivatives that combine the elements of futures contracts or options with those of debt, preferred equity or a depository instrument.  Often these hybrid instruments are indexed to the price of a commodity, a particular currency, or a domestic or foreign debt or common stock index.  Hybrid instruments may take a variety of forms, including, but not limited to, debt instruments with interest or principal payments or redemption terms determined by reference to the value of the underlying currency or commodity or securities index at a future point in time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities with the conversion terms related to a particular commodity.

Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of a Fund. Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.

Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. If so, a Fund’s investments in these products will be subject to limits applicable to investments in investment companies and may be subject to other restrictions imposed by the 1940 Act.

Illiquid Securities. A Fund may hold illiquid investments.  Illiquid investments are generally investments that cannot be sold or disposed of in the ordinary course of business within seven (7) days at approximately the price at which they are valued.  The Board has delegated liquidity determinations to the Adviser, and in turn, the Adviser has delegated these determinations to the sub-advisers to the Funds. Therefore, the Funds’ sub-advisers are primarily responsible for determining a security’s liquidity. The Trust has established procedures for determining liquidity, which serve as guidance for the sub-advisers. Illiquid investments generally include: repurchase agreements with remaining maturities in excess of seven days; securities for which market quotations are not readily available; certain loan participation interests; fixed time deposits which are not subject to prepayment or provide for withdrawal penalties upon prepayment (other than overnight deposits); and restricted securities (securities that cannot be offered for sale to the public without first being registered under the Securities Act of 1933, as amended (“1933 Act”)) not determined to be liquid in accord with guidelines established by the Trust’s Board.  It should be noted that not all “restricted securities” as illiquid securities. See the description of the Funds’ investment restrictions herein for more information about the Funds’ policies with respect to investments in illiquid securities.

Reduced liquidity in the secondary market for illiquid securities may make it difficult or impossible for the Funds to obtain market quotations based on actual transactions for purposes of valuing the Funds’ shares. A Sub-Adviser may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities.

Certain of the Funds may invest up to 15% (5% of total assets for money market funds, under amendments to Rule 2a-7 under the 1940 Act) of its net assets in securities that are illiquid. Limitations on the resale of restricted securities may have an adverse effect on their marketability, which may prevent a Fund from disposing of them promptly at reasonable prices. A Fund may have to bear the expense of registering such securities for resale, and the risk of substantial delays in effecting such registrations.

Inflation-Indexed Bonds.  A Fund may purchase inflation-indexed bonds.  Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation.  Such bonds generally are issued at an interest rate lower than typical bonds, but are expected to retain their principal value over time.  The interest rate on these bonds is fixed at issuance, but over the life of the bond the interest may be paid on an increasing principal value, which has been adjusted for inflation.

Inflation-indexed securities issued by the U.S. Treasury (typically referred to as treasury inflation-protected securities or “TIPS”) have maturities of five (5), ten (10), and thirty (30) years, although it is anticipated that securities with other maturities may be issued in the future.  The securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced.  Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation.  However, the current market value of the bonds is not guaranteed, and will fluctuate.  The Fund may also invest in other inflation related bonds which may or may not provide a similar guarantee.  If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates.  Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation.  Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds.  In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise and lead to a decrease in value of inflation-indexed bonds.

The periodic adjustment of U.S. inflation-index bonds is tied to the Consumer Price Index (“CPI”), which is calculated monthly by the U.S. Bureau of Labor Statistics.  The CPI is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.  Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government.  There can be no assurance that the CPI or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services.  Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Initial Public Offerings (“IPOs”).  The Funds may purchase securities in IPOs.  These securities are subject to many of the same risks as investing in companies with smaller market capitalizations.  Securities issued in IPOs have no trading history, and information about the companies may be available for very limited periods.  The prices of securities sold in IPOs may be highly volatile.  At any particular time, or from time to time, a Fund may not be able to invest in securities issued in IPOs, or invest to the extent desired, because, for example only a small portion (if any) of the securities being offered in an IPO may be made available to the Fund.  In addition, under certain market conditions, a relatively small number of companies may issue securities in IPOs.  Similarly, as the number of Funds which IPO securities are allocated increases, the number of securities issued to any one Fund may decrease.  The investment performance of a Fund during periods when it is unable to invest significantly or at all in IPOs may be lower than during periods when the Fund is able to do so.  Investments in IPOs may have a disparate impact on a small fund.  In addition, as a Fund increases in size, the impact of IPOs on the Fund’s performance will generally decrease.

Interfund Lending.  Pursuant to an exemptive order issued by the SEC, the Funds, as well as the portfolios of JNL Investors Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, and Jackson Variable Series Trust (in this section, the “Funds”) will have the ability to lend money to, and borrow money from, each other pursuant to a master interfund lending agreement (the “Interfund Lending Program”). Under the Interfund Lending Program, the Funds (other than a money market fund) may lend or borrow money for temporary purposes directly to or from one another (an

“Interfund Loan”), subject to meeting the conditions of the SEC exemptive order. Money market funds may only lend in accordance with the requirements of the exemptive order.  All Interfund Loans would consist only of uninvested cash reserves that the lending Fund otherwise would invest in short-term repurchase agreements or other short-term instruments.

If a Fund has outstanding bank borrowings, any Interfund Loans to the Fund would: (a) be at an interest rate equal to or lower than that of any outstanding bank loan, (b) be secured at least on an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding bank loan that requires collateral, (c) have a maturity no longer than any outstanding bank loan (and in any event not over seven days), and (d) provide that, if an event of default occurs under any agreement evidencing an outstanding bank loan to the Fund, that event of default will automatically (without need for action or notice by the lending Fund) constitute an immediate event of default under the interfund lending agreement, entitling the lending Fund to call the Interfund Loan (and exercise all rights with respect to any collateral), and that such call will be made if the lending bank exercises its right to call its loan under its agreement with the borrowing Fund.

A Fund may borrow on an unsecured basis through the Interfund Lending Program only if its outstanding borrowings from all sources immediately after the borrowing total 10% or less of its total assets, provided that if the Fund has a secured loan outstanding from any other lender, including but not limited to another Fund, the Fund’s borrowing will be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value as any outstanding loan that requires collateral. If a Fund’s total outstanding borrowings immediately after an Interfund Loan under the Interfund Lending Program exceed 10% of its total assets, the Fund may borrow through the Interfund Lending Program on a secured basis only. A Fund may not borrow under the Interfund Lending Program or from any other source if its total outstanding borrowings immediately after the borrowing would be more than 33 1/3% of its total assets or any lower threshold provided for by a Fund’s fundamental restriction of non-fundamental policy.

No Fund may lend to another Fund through the Interfund Lending Program if the loan would cause the lending Fund’s aggregate outstanding loans through the Interfund Lending Program to exceed 15% of its current net assets at the time of the loan. A Fund’s Interfund Loans to any one Fund shall not exceed 5% of the lending Fund’s net assets. The duration of Interfund Loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days, and for purposes of this condition, loans effected within seven days of each other will be treated as separate loan transactions. Each Interfund Loan may be called on one business day’s notice by a lending Fund and may be repaid on any day by a borrowing Fund.

The limitations detailed above and the other conditions of the SEC exemptive order permitting interfund lending are designed to minimize the risks associated with interfund lending for both the lending Fund and the borrowing Fund. However, no borrowing or lending activity is without risk. When a Fund borrows money from another Fund, there is a risk that the Interfund Loan could be called on one day’s notice or not renewed, in which case the Fund may have to borrow from a bank at higher rates if an Interfund Loan is not available from another Fund. Interfund Loans are subject to the risk that the borrowing Fund could be unable to repay the loan when due, and a delay in repayment to a lending Fund could result in a lost opportunity or additional lending costs. No Fund may borrow more than the amount permitted by its investment limitations.

Installment Receipts.  A Fund may invest in installment receipts, which are viewed as new issues of stock sold with the obligation that buyers will pay the issue price in a series of installment payments instead of one lump sum payment.

Investing through Stock Connect. The Shanghai-Hong Kong Stock Connect program (“Connect Program”) is subject to quota limitations and an investor cannot purchase and sell the same security on the same trading day, which may restrict a Fund’s ability to invest in China A-shares through the Connect Program and to enter into or exit trades on a timely basis. The Shanghai market may be open at a time when the Connect Program is not trading, with the result that prices of China A-shares may fluctuate at times when the Fund is unable to add to or exit its position.

Only certain China A-shares are eligible to be accessed through the Connect Program. Such securities may lose their eligibility at any time, in which case they could be sold but could no longer be purchased through the Connect Program. Because the Connect Program is new, the actual effect on the market for trading China A-shares with the introduction of large numbers of foreign investors is currently unknown. The Connect Program is subject to regulations promulgated by regulatory authorities for the Shanghai Stock Exchange and the Stock Exchange of Hong Kong Limited, and further regulations or restrictions, such as limitations on redemptions or suspension of trading, may adversely impact the Connect Program, if the authorities believe it necessary to assure orderly markets or for other reasons. There is no guarantee that both exchanges will continue to support the Connect Program in the future.

Investments in China A-shares may not be covered by the securities investor protection programs of either exchange and, without the protection of such programs, will be subject to the risk of default by the broker. In the event that the depository of the Shanghai Stock Exchange (“ChinaClear”) defaulted, a Fund may not be able to recover fully its losses from ChinaClear or may be delayed in receiving proceeds as part of any recovery process. In addition, because all trades on the Connect Program in respect of eligible China A-shares must be settled in Renminbi (RMB), the Chinese currency, the Funds investing through the Connect Program must have timely access to a reliable supply of offshore RMB, which cannot be guaranteed.

China A-shares purchased through the Connect Program are held in nominee name and not the Fund’s name as the beneficial owner. It is possible, therefore, that a Fund’s ability to exercise its rights as a shareholder and to pursue claims against the issuer of China A-shares may be limited because the nominee structure has not been tested in Chinese courts. In addition, a Fund may not be able to participate in corporate actions affecting China A-shares held through the Connect Program due to time constraints or for other operational reasons.

Trades on the Connect Program are subject to certain requirements prior to trading. If these requirements are not completed prior to the market opening, a Fund cannot sell the shares on that trading day. In addition, these requirements may limit the number of brokers that a Fund may use to execute trades. If an investor holds 5% or more of the total shares issued by a A share issuer, the investor must return any profits obtained from the purchase and sale of those shares if both transactions occur within a six-month period. If a Fund holds 5% or more of the total shares of a China-A share issuer through its Connect Program investments, its profits may be subject to these limitations. All accounts managed by the Adviser and/or its affiliates will be aggregated for purposes of this 5% limitation, which makes it more likely that a Fund’s profits may be subject to these limitations.

Investment Companies.  A Fund may invest in other investment companies, including other Funds of the Trust, to the extent permitted under the 1940 Act, including unaffiliated money market funds.  A Fund may invest cash balances in shares of investment companies, which are money market funds managed by affiliates of the Adviser.  As a shareholder in an investment company, the Fund would bear its pro rata share of that investment company’s expenses, which could result in duplication of certain fees, including management and administrative fees.

A Fund may also invest, without limitation, in affiliated and unaffiliated money market funds in accordance with Rule 12d1-1 under the 1940 Act (see “Cash Position”).

The JNL/T. Rowe Price Established Growth Fund, JNL/T. Rowe Price Mid Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, and JNL/T. Rowe Price Value Fund may also invest in shares of the T. Rowe Price Institutional Floating Rate Fund (“TRP Floating Rate Fund”), consistent with each such Fund’s investment objective and policies.  The TRP Floating Rate Fund is a series of TRP Institutional Income Funds, Inc., registered as an investment company under the 1940 Act.  The investment objective of the TRP Floating Rate Fund is to achieve high current income and secondarily, capital appreciation.  The TRP Floating Rate Fund invests at least 80% of its net assets in floating rate loans and other floating rate debt instruments.  In order to prevent paying duplicate management fees to T. Rowe Price Associates, Inc., the value of shares of the TRP Floating Rate Fund held in each Fund’s portfolio will be excluded from the Fund’s total assets in calculating the sub-advisory fees payable to T. Rowe Price.

Investments in Private Companies.  Investing in private companies can involve greater risks than those associated with investing in publicly traded companies.  Securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public.  Generally, these investments are considered to be illiquid until a company’s public offering.  As such, no Fund may invest in any equity or equity-related securities issued by a private company, unless approved by JNAM.  For a Fund that invested in equity or equity-related securities issued by a private company before December 9, 2015, the Fund’s sub-adviser is allowed to continue to hold or sell that security, and in limited circumstances, subject to certain funding commitments, may acquire additional issuances of existing private equity securities.  Private equity investments are subject to its sub-advisory agreement, the policies and procedures for the Fund, and the oversight of JNAM.

Investment in Wholly-Owned Subsidiary. Each of JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Global Allocation Fund may invest up to 25% of its total assets in their respective wholly-owned and controlled subsidiary (“Subsidiary”) which is expected to invest primarily in commodity swaps and futures and option contracts, as well as fixed-income securities and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. As a result, the JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Global Allocation Fund may be considered to be investing indirectly in these investments through their Subsidiaries.

The Subsidiaries will not be registered under the 1940 Act but will be subject to certain of the investor protections of the 1940 Act. The JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Global Allocation Fund, each as sole shareholders of their respective Subsidiary, will not have all of the protections offered to investors in registered investment companies. However, because the JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Global Allocation Fund, each wholly-own and control their Subsidiary, and because the Sub-Advisers to the JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Global Allocation Fund, each also serve as sub-advisers to the respective Subsidiary, it is unlikely that the Subsidiary will take action contrary to the interests of the Funds or their shareholders. The Funds’ Trustees have oversight responsibility for the investment activities of the Funds, including their investments in their Subsidiary, and each Fund’s role as sole shareholder of its Subsidiary. Also, in managing their Subsidiary’s portfolio, to the extent applicable to the investment activities of the Subsidiary, each Fund’s Sub-Adviser will apply the same investment restrictions and operational guidelines that apply to the management of the Funds, except that, unlike a Fund, a Subsidiary is able to invest without limitation in precious metals and commodity-related investments subject to the same 1940 Act asset coverage requirements that are applicable to that Fund. Unlike a Fund, a Subsidiary will not qualify as a regulated investment company under Subchapter M of Chapter 1 of Subtitle A of the Code.

Changes in the laws of the United States and/or the Cayman Islands, under which the JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Global Allocation Fund and their Subsidiaries, respectively, are organized, could result in the inability of the Funds or their Subsidiaries to operate as described in this SAI and could negatively affect the Funds and their shareholders. For example, the government of the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that each Subsidiary must pay Cayman Islands taxes, the JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Global Allocation Fund shareholders would likely suffer decreased investment returns.

The investment advisory and sub-advisory agreements for the Subsidiaries of the JNL/AB Dynamic Asset Allocation Fund, JNL/AQR Managed Futures Strategy Fund, and JNL/BlackRock Global Allocation Fund comply with Section 15 of the 1940 Act. The Subsidiaries will also comply with Section 17 of the 1940 Act.

Listed Private Equity Companies.  In addition to the risks associated with the Fund’s direct investments in listed private equity companies (“LPEs”), the Fund is also subject to the risks of the underlying companies owned by the LPEs.  As a result, LPEs are subject to various additional risks, depending on the underlying investments and such risks, could include, but are not limited to, management risk, small company risk, additional liquidity risk, valuation risk, sector risks, non-U.S. security risk, currency risk, credit risk, managed portfolio risk, and derivatives risk.

There are inherent risks in investing in LPEs, which encompass financial institutions or vehicles whose principal business is to invest in and lend capital to the underlying companies.  Most of the underlying companies are privately – held companies.  Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision when investing in LPEs.

LPEs may have relatively concentrated investment portfolios, consisting of a relatively small number of holdings.  A consequence of this limited number of investments is that the aggregate returns realized may be adversely impacted by the poor performance of a small number of investments, or even a single investment, particularly if a company experiences the need to write down the value of an investment.

Investments in LPEs may also cause the Fund(s) to indirectly incur higher expenses.  In certain instances, a LPE will be considered an investment company.  In such instances, the applicable expenses of the LPE are considered as part of the acquired fund fee disclosure in the expense table.

Money Market Fund Investments. The JNL/WMC Money Market Fund will comply with Rule 2a-7 (“Rule”) under the 1940 Act, as amended from time to time, including the diversification, quality, and maturity limitations imposed by the Rule.  The Rule is applicable to any registered investment company, such as the Fund, which holds itself out as a “money market” fund and which seeks to maintain a stable net asset value per share by either the “amortized cost” or “penny rounding” methods of determining net asset value.

Pursuant to the Rule, the Funds’ Board has established procedures that attempt to maintain the NAV at $1.00 per share.  The procedures include monitoring the relationship between amortized cost value per share and value per share based upon available indications of market value for the Funds’ portfolio securities.  The Funds’ Board will decide what, if any, steps should be taken if there is a difference of more than .05 of 1% (or $.005) between the two values.  In the event the Funds’ Board determines that a deviation exists, which may result in material dilution or unfair results to investors or existing shareholders, the Funds’ Board may take such corrective action as they regard as necessary and appropriate.

It is the policy of the Fund to seek to maintain a stable net asset value per share of $1.00.  The portfolio investments of the Fund are valued on the basis of their “amortized cost” in accordance with the Rule.  This involves valuing an investment at its cost initially and, thereafter, assuming a constant rate of amortization to maturity of the investment of any discount or premium, regardless of the impact of fluctuating interest rates on the fair market value of the investment during the period in which it is held by the Fund prior to its maturity.  While this method provides certainty in valuation, it may result in periods during which the value of an investment, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the investment in the market.  The Rule imposes certain diversification, quality and maturity requirements for money market funds in order to reduce the risk the Fund’s net asset value per share as determined by the fair market value of the investments held will materially differ from the Fund’s net asset value per share determined on the basis of amortized cost. However, there can be no assurance the Fund will be able to maintain a stable net asset value per share of $1.00.

Pursuant to the Rule, the Fund must maintain a dollar-weighted average portfolio maturity of 60 days or less, a weighted average life of 120 days or less, and may invest only in U.S. dollar-denominated “Eligible Securities” (as that term is defined in the Rule) that have been determined by the Sub-Adviser, pursuant to procedures approved by the Trustees, to present minimal credit risks.  Generally, an Eligible Security is a security that (i) has a remaining maturity of 397 days or less and (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by a nationally recognized statistical rating organization (“NRSRO”).  An unrated security may also be an Eligible Security if the Sub-Adviser determines that it is of comparable quality to a rated Eligible Security pursuant to the guidelines approved by the Trustees.  A description of the ratings of some NRSROs appears in the Appendix to this SAI.  Securities in which the Fund invests may be subject to liquidity or credit enhancements.  These securities are generally considered to be Eligible Securities if the enhancement or the issuer of the enhancement has received the appropriate rating from the requisite NRSROs.

Under the Rule, the Fund may not invest more than 5% of its assets in the securities of any one issuer, other than the U.S. government, its agencies and instrumentalities.  A “first tier security” is an Eligible Security that has received a short-term rating from the requisite NRSROs in the two (2) highest short-term rating categories for debt obligations, or is an unrated security deemed to be of comparable quality.  Government securities are also considered to be first tier securities.  The Fund may not invest in a security that has received, or is deemed comparable in quality to a security highest rating by the requisite number of NRSROs (a “second tier security”) if immediately after the acquisition thereof the Fund would have invested more than (i) one-half of one percent of its total assets in securities issued by that issuer which are second tier securities, or (ii) three percent (3%) of its total assets in securities that are second tier securities.  The Fund shall not acquire a second tier security with a remaining maturity of greater than 45 calendar days.

The Fund cannot acquire any security, other than a “daily liquid asset” if, immediately after the acquisition, the Fund would have less than ten percent (10%) of its total assets invested in daily liquid assets.  Daily liquid assets are defined as cash (including demand deposits), Treasury securities, and securities (including repurchase agreements) for which the

Fund has a legal right to receive cash in one business day.  The Fund cannot acquire any security, other than a “weekly liquid asset” if, immediately after the acquisition, the Fund would have less than thirty percent (30%) of its total assets invested in weekly liquid assets.  Weekly liquid assets are defined as daily liquid assets (except the Fund has the right to receive the cash within five business days) and agency discount notes with remaining maturities of 60 days or less.

In July 2014, the SEC adopted amendments to money market fund regulations (“2014 Amendments”) intended to address perceived systemic risks associated with money market funds and to improve transparency for money market fund investors. In general, the 2014 Amendments require money market funds that do not meet the definitions of a retail money market fund or government money market fund to transact at a floating NAV per share (similar to all other non-money market mutual funds), instead of at a $1 stable share price, as has traditionally been the case. The 2014 Amendments also permit all money market funds to impose liquidity fees and redemption gates for use in times of market stress. The SEC also adopted additional diversification, stress testing, and disclosure measures. The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the Funds that are money market funds is unclear; however, any changes to a Fund’s operations, or the impact on the trading and value of money market instruments, as a result of the 2014 Amendments may negatively affect the Fund’s yield and return potential. Compliance with certain of these 2014 Amendments generally is not required until October 2016.

The 2014 Amendments represent significant departures from the traditional operation of money market funds and the impact that these amendments might have on the Funds that are money market funds is unclear.  The 2014 Amendments may impact the trading and value of money market instruments in advance of the implementation of the 2014 Amendments.  As a result, the 2014 Amendments may negatively affect the JNL/WMC Money Market Fund’s yield and return potential, which could place stress on the performance of the Fund and its ability to maintain a stable $1.00 net asset value per share.  In connection with these amendments, the shareholders of the Fund approved certain fundamental policy and investment strategy changes to convert the Fund to a government money market fund effective September 19, 2016.  For more information about the approved fundamental policy and investment strategy changes to the Money Market Fund’s Prospectus or the “Fundamental and Operating Policies” section of this SAI.

Mortgage-Related Securities.  A Fund may invest in mortgage-related securities.  Mortgage-related securities are interests in pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial bankers and others.  Pools or mortgage loans are assembled as securities for sale to investors by various governmental, government-related and private organizations.  The mortgages underlying the mortgage-related securities may be of a variety of types, including adjustable rate, conventional 30-year, fixed-rate, graduated payment, and 15-year.  Mortgage-related securities often are sold by “tranche,” such that the Funds may purchase a slice or piece of a mortgage pool (e.g. all 2-year variable rate sub-prime mortgages with fixed-rate 30-year reset).The mortgages underlying the securities may also reflect credit quality differences (e.g., sub-prime mortgages).  Principal and interest payments made on the mortgages in the underlying mortgage pool of a mortgage-related security held by a Fund are passed through to the Fund.  This is in contrast to traditional bonds where principal is normally paid back at maturity in a lump sum. Unscheduled prepayments of principal shorten the securities’ weighted average life and may raise or lower their total return.  When a mortgage in the underlying mortgage pool is prepaid, an unscheduled principal prepayment is passed through to the Fund.  This principal is returned to the Fund at par.  As a result, if a mortgage security were trading at a discount, its total return would be increased by prepayments. Conversely, if a mortgage security is trading at a premium, its total return would be decreased by prepayments.  The value of these securities may fluctuate because of changes in the market’s perception of the creditworthiness of the issuer.  The value of the mortgage-related securities may decline where there are defaults on the underlying mortgages. Investments in certain tranches can be speculative and entail a fair amount of risk. The mortgage securities market in general may be adversely affected by changes in governmental regulation or tax policies.  In the case of privately-issued mortgage-related and asset-backed securities, the Funds take the position that such instruments do not represent interests in any particular industry or group of industries.

Mortgage Dollar Rolls and U.S. Treasury Rolls.  A Fund may enter into mortgage dollar rolls in which a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.  During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities.  A Fund is compensated by the interest earned on the cash proceeds of the initial sale and from negotiated fees paid by brokers offered as an inducement to the Fund to “roll over” its purchase commitments.  A Fund may only enter into covered rolls.  A “covered roll” is a type of dollar roll for which the

Fund maintains an offsetting cash or cash equivalent position which matures on or before the forward repurchase settlement date of the dollar roll transaction.  At the time a Fund enters into a “covered roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its repurchase obligation and, accordingly, such dollar rolls will not be considered borrowings. Alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes.  Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price.  In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

In a U.S. Treasury roll, a Fund sells U.S. Treasury securities and buys back “when issued” U.S. Treasury securities of slightly longer maturity for simultaneous settlement on the settlement date of the “when issued” U.S. Treasury security.  A Fund might enter into this type of transaction to (i) incrementally adjust the average maturity of its portfolio (which otherwise would constantly decrease with the passage of time), or (ii) increase the interest yield on its portfolio by extending the average maturity of the portfolio.  During the period before the settlement date of a U.S. Treasury roll, the Fund continues to earn interest on the securities it is selling, but does not earn interest on the securities it is purchasing until after the settlement date.  A Fund could suffer an opportunity loss if the counter-party to the roll transaction failed to perform its obligations on the settlement date, and if market conditions changed adversely between the date of the transaction and the date of settlement.  However, to minimize this risk, the Funds intend to enter into U.S. Treasury roll transactions only with government securities dealers recognized by the Federal Reserve Board or with member banks of the Federal Reserve System.

Municipal Bonds.  A Fund may invest in securities issued by states, municipalities, and other political subdivisions, agencies, authorities and instrumentalities of states and multi-state agencies or authorities. Municipal bonds carry the credit risk of the issuer, as well as, tax and regulatory risk associated with changes in local, state, and federal regulations and tax code requirements. There can be no guarantee that municipal bonds will retain their tax advantaged status. There can be no guarantee that state, municipalities, and other political subdivisions will be able to meet their respective interest and principal payments (e.g., Detroit, Michigan), and a Fund could suffer a loss of principal and interest when investing in municipal bonds.

The Funds may also invest in “Build America Bonds.” Build America Bonds are tax credit bonds created by the American Recovery and Reinvestment Act of 2009 (the “Recovery Act”), which authorizes state and local governments to issue Build America Bonds as taxable bonds in 2009 and 2010, without volume limitations, to finance any capital expenditures for which such issuers could otherwise issue traditional tax-exempt bonds. State and local governments may receive a direct federal subsidy payment for a portion of their borrowing costs on Build America Bonds equal to 35% of the total coupon interest paid to investors. The state or local government issuer can elect to either take the federal subsidy or pass the 35% tax credit along to bondholders. Build America Bonds involve similar risks as Municipal Bonds, including credit and market risk. In particular, should a Build America Bond’s issuer fail to continue to meet the applicable requirements imposed on the bonds as provided by the Recovery Act, it is possible that such issuer may not receive federal cash subsidy payments, impairing the issuer’s ability to make scheduled interest payments.  They are intended to assist state and local governments in financing capital projects at lower borrowing costs and are likely to attract a broader group of investors than tax-exempt Municipal Bonds. For example, taxable funds, including the JNL/PIMCO Total Return Fund, may choose to invest in Build America Bonds. Although Build America Bonds are only authorized for 2009 and 2010, the program may result in reduced issuance of tax-exempt Municipal Bonds.  The Build America Bond program expired on December 31, 2010, at which point no further issuance was permitted, unless the program is renewed by Congress at a future date.  As of December 31, 2014, there is no indication that Congress will renew the program.  Beginning March 1, 2013, Build America Bonds subsidy payments have been reduced as part of a government-wide sequestration of many program expenditures.

Participations and Assignments.  The Funds may invest in fixed- and floating-rate loans arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (“Lenders”).  A Fund may invest in such loans in the form of participations in loans (“Participations”) and assignments of all or a portion of loans from third parties (“Assignments”).  Participations typically will result in a Fund having a contractual relationship only with the Lender, not with the borrower.  A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower.  In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and a Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation.  As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation.  In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower.  A Fund will acquire Participations only if the Lender interpositioned between a Fund and the borrower is determined by the sub-adviser to be creditworthy.  When a Fund purchases Assignments from Lenders, a Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Participations, because the market for certain instruments may not be highly liquid, such instruments may be resold only to a limited number of institutional investors.  The lack of a highly liquid secondary market for certain Assignments and Participations may have an adverse impact on the value of such instruments and may have an adverse impact on a Fund’s ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower, or a change in market conditions.  The Funds currently treat investments in Participations and Assignments as liquid securities, however, certain Assignments and Participations may be illiquid characteristics, and may be reviewed for liquidity by the Funds’ respective sub-advisers in accordance with guidelines approved by the Board.

Passive Foreign Investment Companies. A Fund may purchase the securities of passive foreign investment companies.  A passive foreign investment company, in general, is a foreign corporation where at least 75% of its gross income is passive or at least 50% of its assets on average produce, or are held for the production of, passive income.  In addition to bearing their proportionate share of the Trust’s annual operating expenses, shareholders will also indirectly bear similar expenses of such passive foreign investment companies.

Payment-In-Kind Securities.  Payment-in-kind (“PIK”) securities may be treated as restricted securities, and may be considered private placements.  Subject to its investment policies and restrictions, a Fund may invest in PIK securities.  PIK securities contain provisions that allow an issuer, at its discretion, to make current interest payments either in cash or in the form of additional securities.  These instruments may be valued at a deep discount from the face amount.  Interest received in the form of additional securities is recorded as interest income.  Current U.S. federal income tax law requires the holder of certain PIK securities to accrue income with respect to these securities prior to the receipt of cash payments.  Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute cash attributable to income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash, including when it is not advantageous to do so, to satisfy these distribution requirements.

It is possible that by effectively increasing the principal balance payable to a Fund or deferring cash payment of such interest until maturity, the use of PIK features will increase the risk that such amounts will become uncollectible when due and payable.  Prices of PIK securities may be more sensitive to changes in the issuer’s financial condition, fluctuations in interest rates and market demand/supply imbalances than cash-paying securities with similar credit ratings, and thus may be more speculative than are securities that pay interest periodically in cash.  Investments in PIK securities may be illiquid or restricted, making it difficult for a Fund to dispose of them or to determine their current value.

Restricted securities that have not been registered are generally referred to as private placements and are purchased directly from the issuer or in the secondary market and are usually not listed on an exchange nor traded in other established markets.  Generally, such securities are restricted as to disposition and are sold to institutional investors.  Certain of the Funds’ investments in private placements may consist of direct investments and may include investments in smaller, less-seasoned issuers, which may involve greater risks than investments in the securities of more established companies. These issuers may have limited product lines, markets or financial resources, or they may be dependent on a limited management group.

As a result of the absence of a public trading market, privately placed securities and other restricted securities may be less liquid and more difficult to value than publicly-traded securities.  As relatively few purchasers of these securities may exist, especially in the event of adverse market or economic conditions or adverse changes in the issuer’s financial condition, a Fund could have difficulty selling them when a Sub-Adviser believes it advisable to do so.  To the extent that restricted securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by a Fund or less than the fair market value.

In addition, issuers whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that may be applicable if the securities were publicly traded.  As a result, a Fund may be less able to predict a loss.  In making investments in such securities, a Fund may obtain access to material non-public information, which may restrict a Fund’s ability to conduct portfolio transactions in such securities.  A Fund may also take a minority interest in a privately offered security, which may limit a Fund’s ability to protect shareholders interests in connection with corporate actions by the privately held company.

Portfolio Turnover.  Portfolio turnover is the buying and selling of securities held by a Fund. A Fund may engage in short-term transactions if such transactions further its investment objective.  A Fund may sell one security and simultaneously purchase another of comparable quality or simultaneously purchase and sell the same security to take advantage of short-term differentials in bond yields or otherwise purchase individual securities in anticipation of relatively short-term price gains.  The rate of portfolio turnover will not be a determining factor in the purchase and sale of such securities.  Portfolio turnover rates also may be increased by purchases or redemptions of a Fund’s shares, because of the need to invest new cash resulting from purchases of shares or the need to sell portfolio securities owned in order to meet redemption requests.  Increased portfolio turnover necessarily results in correspondingly higher costs including brokerage commissions, dealer mark-ups and other transaction costs on the sale of securities and reinvestment in other securities to a Fund.  Thus, the higher the rate of portfolio turnover of a Fund, the higher these transaction costs borne by the Fund generally will be. Changes in portfolio turnover rates were generally the result of active trading strategies employed by such Funds’ portfolio manager(s) in response to market conditions, and not reflective of a material change in investment strategy.

Precious Metal-Related Securities.  Certain Funds may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (i.e., gold, silver and platinum, and in asset-based securities indexed to the value of such metals). Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability.  Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies which, in turn, may affect adversely the financial condition of such companies.

Certain Funds may also invest in exchange-traded funds, debt securities, preferred stocks or convertible securities, where the principal amount, redemption terms or conversion terms of which are related to the market price of some precious metals such as gold bullion. These securities are referred to herein as “asset-based securities.”  While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market, or even at relatively nominal rates. For example, assume gold is selling at a market price of $300 per ounce and an issuer sells a $1,000 face amount gold-related note with a seven year maturity, payable at maturity at the greater of either $1,000 in cash or the then market price of three ounces of gold. If at maturity, the market price of gold is $400 per ounce, the amount payable on the note would be $1,200. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because a Fund presently does not intend to invest directly in natural resource assets, the Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Preferred Stocks.  Each Fund may invest in preferred stock.  Preferred stock represents an equity interest in a company that generally entitles the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from a liquidation of the company.  Some preferred stocks also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company’s common stock, and thus also represent an ownership interest in that company.

Preferred stocks may pay fixed or adjustable rates of return.  Preferred stock is subject to issuer-specific and market risks applicable generally to equity securities.  Generally, a company’s preferred stock pays dividends only after the company makes required payments to holders of its bonds and other debt.  For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.  Preferred stock of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

Private Placements.  A Fund may invest in “Private Placements” or “restricted securities,” which are securities exempt from registration under the 1933 Act, and state securities laws.  Private Placements are typically offered to institutional investors, such as the Funds, and are used by the companies offering such securities to raise capital.  Private Placements may be debt or equity securities.  There is generally no secondary market for Private Placement securities, and as such, Private Placements are generally treated as illiquid securities and subject to limitations on investments in illiquid securities (see “Illiquid Securities” and “Rule 144A Securities and Section 4(a)(2) Paper” herein).  Many companies issuing Private Placements are unseasoned companies and Private Placements involve more risk than investments in the securities of more established companies because unseasoned issuers have only a brief operating history and may have more limited financial resources.  There is no guarantee that securities issued through Private Placements will retain their value, and a Fund could lose money investing in such securities. Also, the contractual restrictions on resale might prevent a Fund from reselling the securities acquired in Private Placements at a time when such sale would be desirable.  Restricted securities that are traded on foreign markets are often subject to restrictions that prohibit resale to U.S. persons or entities or permit sales only to foreign broker-dealers who agree to limit their resale to such persons or entities.  The buyer of such securities must enter into an agreement that, usually for a limited period of time, the buyer will resell such securities subject to such restrictions.  Restricted securities in which a Fund seeks to invest need not be listed or admitted to trading on a foreign or U.S. exchange and may be less liquid than listed securities.

Real Estate Investing. Investments in securities of issuers engaged in the real estate industry entail special risks and considerations. In particular, securities of such issuers may be subject to risks associated with the direct ownership of real estate. These risks include the cyclical nature of real estate values, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, environmental risks, regulatory limitations on rents, changes in neighborhood values, changes in the appeal of properties to tenants, increases in interest rates and other real estate capital market influences. Generally, increases in interest rates will increase the costs of obtaining financing, which could directly and indirectly decrease the value of a Fund’s investments.

Real estate investment trusts (“REITs”) and foreign real estate companies. Certain Funds may invest in REITs and/or foreign real estate companies, which are similar to entities organized and operated as REITs in the United States. REITs and foreign real estate companies pool investors’ funds for investment primarily in real estate properties or real estate-related loans. REITs and foreign real estate companies generally derive their income from rents on the underlying properties or interest on the underlying loans, and their value is impacted by changes in the value of the underlying property or changes in interest rates affecting the underlying loans owned by the REITs and/or foreign real estate companies. REITs and foreign real estate companies are more susceptible to risks associated with the ownership of real estate and the real estate industry in general. These risks can include fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local economic conditions; decreases in market rates for rents; increases in competition, property taxes, capital expenditures or operating expenses; and other economic, political or regulatory occurrences affecting the real estate industry. In addition, REITs and foreign real estate companies depend upon specialized management skills, may not be diversified (which may increase the volatility of a REIT’s and/or foreign real estate company’s value), may have less trading volume and may be subject to more abrupt or erratic price movements than the overall securities market. Foreign real estate companies may be subject to laws, rules and regulations governing those entities and their failure to comply with those laws, rules and regulations could negatively impact the performance of those entities. Operating REITS and foreign real estate companies requires specialized management skills and a Fund indirectly bears management expenses along with the direct expenses of the Fund. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Code. REITs are subject to the risk of failing to qualify for favorable tax treatment under the Code.

Repurchase Agreements and Reverse Repurchase Agreements.  A Fund may invest in repurchase or reverse repurchase agreements for purposes of maintaining liquidity and achieving income.  A repurchase agreement involves the purchase of a security by a Fund and a simultaneous agreement by the seller (generally by a bank or broker-dealer) to repurchase that security from the Fund at a specified price and date or upon demand.  This technique offers a method of earning income on idle cash.  A repurchase agreement may be considered a loan collateralized by the underlying security, which typically is a U.S. Treasury bill or note, or other highly liquid short-term security.  A Fund will only enter into repurchase agreements that are fully collateralized.  For a repurchase agreement to be considered fully collateralized, the Fund must take physical possession of the security or receive written confirmation of the purchase and a custodial or safekeeping receipt from a third party or be recorded as the owner of the security through the Federal Reserve Book Entry System.

The Fund may invest in open repurchase agreements which vary from the typical agreement in the following respects:  (1) the agreement has no set maturity, but instead matures upon 24 hours’ notice to the seller; and (2) the repurchase price is not determined at the time the agreement is entered into, but is instead based on a variable interest rate and the duration of the agreement.  In addition, a Fund, together with other registered investment companies having management agreements with the Adviser or its affiliates, may transfer uninvested cash balances into a single joint account, the daily aggregate balance of which will be invested in one or more repurchase agreements.

When a Fund invests in a reverse repurchase agreement, it sells a portfolio security to another party, such as a bank or a broker-dealer, in return for cash, and agrees to buy the security back at a future date and price.  Reverse repurchase agreements may be used to provide cash to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without selling portfolio securities or to earn additional income on portfolio securities, such as Treasury bills and notes. Reverse repurchase agreements may also be used as a form of a “short sale,” because the Fund is effectively selling the security with an agreement to repurchase the security at a later date (see “Short Sales” for additional information). When entering into a reverse repurchase, the Fund may seek to profit on the difference between the initial security sale price and the repurchase price of that security. Typically, a reverse repurchase agreement requires the Fund to cover or segregate assets in an amount equal to the repurchase price.

Rule 144A Securities and Section 4(a)(2) Paper.  Rule 144A securities and Section 4(a)(2) Paper are securities which, while privately placed, are eligible for purchase and resale pursuant to Section 4(a)(2) of the 1933 Act and Rule 144A thereunder, and state securities laws. Rule 144A and Section 4(a)(2) permit certain qualified institutional buyers, such as the Funds, to trade in privately placed securities even though such securities are not registered under the 1933 Act.  The Sub-Advisers, under the supervision of the Board and in accordance with guidelines approved by the Board, will consider whether securities purchased under Rule 144A and/or Section 4(a)(2) are illiquid and thus subject to the Funds’ restriction on investment in illiquid securities. Determination of whether a Rule 144A or Section 4(a)(2) security is liquid or not is a question of fact.  In making this determination the Sub-Advisers may consider the trading markets for the specific security taking into account the unregistered nature of a Rule 144A or Section 4(a)(2) security. In addition, the Sub-Advisers may also consider the (i) frequency of trades and quotes; (ii) number of dealers and potential purchasers; (iii) dealer undertakings to make a market; and (iv) nature of the security and of market place trades (for example, the time needed to dispose of the security, the method of soliciting offers and the mechanics of transfer). The Sub-Advisers will also monitor the liquidity of Rule 144A and Section 4(a)(2) securities and, if as a result of changed conditions, the Sub-Advisers determines that a Rule 144A or Section 4(a)(2) security is no longer liquid, the Sub-Advisers will review a Fund’s holdings of illiquid securities to determine what, if any, action is required to assure that such Fund complies with its restriction on investment in illiquid securities. Investing in Rule 144A or Section 4(a)(2) securities could increase the amount of each Fund’s investments in illiquid securities if qualified institutional buyers are unwilling to purchase such securities.

Securities Lending.  The Fund’s Board has approved each Fund’s participation in a securities lending program.  Under the securities lending program, each Fund has retained its custodian, JPMorgan Chase Bank, N.A. or State Street Bank and Trust Company, as applicable, to serve as the securities lending agent.  A Fund will receive amounts equivalent to any dividends, interest or other distributions on the securities loaned.  The Funds’ Board of Trustees will periodically review information on the Funds’ securities lending program.

Lending portfolio securities enables a Fund to earn additional income, but could result in a loss or delay in recovering these securities.  The borrower of a Fund’s portfolio securities must deposit acceptable collateral with the Fund’s custodian in an amount, marked to market daily, at least equal to the market value of the securities loaned, plus accrued interest and dividends.  Acceptable collateral is limited to cash, U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities, U.S. mortgage backed securities, U.K. government securities, Eurozone government securities and irrevocable letters of credit that meet certain guidelines.

A Fund may reinvest any cash collateral in money market investments or other investments subject to guidelines approved by the Adviser and the Board of Trustees.  The cash collateral investments are not guaranteed, and may lose money.  A Fund retains authority to terminate any of its loans at any time.  A Fund may terminate a loan and regain record ownership of loaned securities to exercise ownership rights, such as voting and subscription rights, when regaining such rights is considered to be in the Fund’s interest.

In the event of bankruptcy or other default of the borrower, a Fund may be unable to recover the loaned securities or could experience delays in liquidating the loan collateral or recovering the loaned securities and incur expenses related to enforcing its rights.  In addition, there could be a decline in the value of the collateral or in the fair value of the securities loaned while a Fund seeks to enforce its rights thereto, and the Fund could experience subnormal levels of income or lack of access to income during that period.  The Funds also bear the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment.

The net securities lending revenue is shared by the lending agent and the Funds.  The Funds retain 100% of their portion after the split.  The securities lending revenue “split” between the Funds and the lending agent was determined based on the Adviser’s review of competitive industry information. The Adviser and the Funds’ Board will periodically review the “split” between the lending agent and the Funds.

Short Sales.  Certain of the Funds may make short sales of securities: (i) to offset potential declines in long positions in similar securities; (ii) to increase the flexibility of a Fund; (iii) for investment return; (iv) as part of a risk arbitrage strategy; and (v) as part of its overall portfolio management strategies involving the use of derivative instruments.  A short sale is a transaction in which a Fund sells a security it does not own in anticipation that the market price of that security will decline.

When a Fund makes a short sale of a security, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale as collateral for its obligation to deliver the security upon conclusion of the sale.  The Fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities.

If the price of the security sold short increases between the time of the short sale and the time that the Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain.  Any gain will be decreased, and any loss increased, by the transaction costs described above.  The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

The Funds may invest pursuant to a risk arbitrage strategy to take advantage of a perceived relationship between the value of two securities.  Frequently, a risk arbitrage strategy involves the short sale of a security.

To the extent that a Fund engages in short sales of securities, it will provide collateral to the broker-dealer and (except in the case of short sales “against the box”) will maintain additional asset coverage in the form of segregated or “earmarked” assets that the Sub-Adviser determines to be liquid in accordance with the procedures established by the Board and that is equal to the current market value of the securities sold short, or will ensure that such positions are covered by “offsetting” positions, until the Fund replaces the borrowed security.  A short sale is “against the box” to the extent that the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.  The Funds will engage in short selling to the extent permitted by the federal securities laws and rules and interpretations thereunder.  To the extent a Fund engages in short selling in foreign (non-U.S.) jurisdictions, the Fund will do so to the extent permitted by the laws and regulations of such jurisdiction.

There can be no assurance that the short positions that a Fund holds will act as an effective hedge against its long positions. Any decrease in negative correlation or increase in positive correlation between the positions the Sub-Adviser anticipated would be offsetting (such as short and long positions in securities or currencies held by a Fund) could result in significant losses for the Fund. A Fund may also take a short position in a derivative instrument, such as a future, forward or swap.  A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument.

Short-Term Corporate Debt Securities.  A Fund may invest in short-term corporate debt securities, which are non-convertible corporate debt securities (e.g., bonds, debentures, money market instruments, notes and other similar instruments and securities) which have one year or less remaining to maturity.  Short-term corporate debt securities may have fixed, variable, or floating rates and generally are used by corporations and other issuers to borrow money from investors for such purposes as working capital or capital expenditures. The issuer pays the investor a variable or fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain bonds are “perpetual” in that they have no maturity date.

The investment return of corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of a corporate debt obligation may be expected to rise and fall inversely with interest rates generally. In addition to interest rate risk, corporate debt securities also involve the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.

Short-Term Funding Agreements.  Short-term funding agreements issued by insurance companies are sometimes referred to as Guaranteed Investment Contracts (“GICs”), while those issued by banks are referred to as Bank Investment Contracts (“BICs”). Pursuant to such agreements, a Fund makes cash contributions to a deposit account at a bank or insurance company. The bank or insurance company then credits to the Fund on a monthly basis guaranteed interest at either a fixed, variable or floating rate. These contracts are general obligations of the issuing bank or insurance company (although they may be the obligations of an insurance company separate account) and are paid from the general assets of the issuing entity.

A Fund will purchase short-term funding agreements only from banks and insurance companies which, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more. Generally, there is no active secondary market in short-term funding agreements. Therefore, short-term funding agreements may be considered by a Fund to be illiquid investments. To the extent that a short-term funding agreement is determined to be illiquid, such agreements will be acquired by a Fund only if, at the time of purchase, no more than 15% of the Fund’s net assets will be invested in short-term funding agreements and other illiquid securities.

Standard & Poor’s Depositary Receipts (“SPDRs”).  SPDRs are American Stock Exchange-traded securities that represent ownership in the SPDR Trust, a trust that has been established to accumulate and hold a portfolio of common stocks that is intended to track the price performance and dividend yield of the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).  The SPDR Trust is sponsored by a subsidiary of the American Stock Exchange.  SPDRs may be used for several reasons including but not limited to facilitating the handling of cash flows or trading or reducing transaction costs.  The use of SPDRs would introduce additional risk to a Fund as the price movement of the instrument does not perfectly correlate with the price action of the underlying index.  SPDRs are commonly referred to as ETFs.

Stripped Mortgage-Backed Securities (“SMBS”).  A Fund may purchase SMBS, which may be considered derivative mortgage-backed securities. SMBS are derivative multi-class mortgage securities.  SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets.  A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal.  In the most extreme case, one class will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class).  The yield to maturity on an IO class is extremely sensitive to the rate of principal payments, including pre-payments, on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities.  If the underlying mortgage assets experience greater than anticipated pre-payments of principal, a Fund may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Structured Products.  The Funds may invest in structured products, including instruments such as credit-linked securities, commodity-linked notes and structured notes, which are potentially high-risk derivatives.  For example, a structured product may combine a traditional stock, bond, or commodity with an option or forward contract.  Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a structured product is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a “benchmark”).  The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a structured product may be increased or decreased, depending on changes in the value of the benchmark.  An example of a structured product could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level.  Such a structured product would be a combination of a bond and a call option on oil.

Structured products can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return.  Structured products may not bear interest or pay dividends.  The value of a structured product or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and fluctuate more steeply and rapidly than the benchmark.  These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency devaluations, which cannot be readily foreseen by the purchaser of a structured product.  Under certain conditions, the redemption value of a structured product could be zero.  Thus, an investment in a structured product may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest.  The purchase of structured products also exposes a Fund to the credit risk of the issuer of the structured product.  These risks may cause significant fluctuations in the net asset value of the Fund.

Credit-Linked Securities. Credit-linked securities are issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps and other securities, in order to provide exposure to certain high yield or other fixed income markets.  For example, a Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to the high yield markets and/or to remain fully invested when more traditional income producing securities are not available.  Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security.  However, these payments are conditioned on the trust’s receipt of payments from, and the trust’s potential obligations to, the counterparties to the derivative instruments and other securities in which the trust invests.  For instance, the trust may sell one or more credit default swaps, under which the trust would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based.  If a default occurs, the stream of payments may stop and the trust would be obligated to pay the counterparty the par (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that a Fund would receive as an investor in the trust. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is expected that the securities will be exempt from registration under the 1933 Act.  Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments.

Commodity-Linked Notes. Certain structured products may provide exposure to the commodities markets.  These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments.  Commodity-linked structured products may be either equity or debt securities, leveraged or unleveraged, and have both security and commodity-like characteristics.  A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable.  The Funds will only invest in commodity-linked structured products that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.

Supranational Agency Securities.  A Fund may invest in securities issued or guaranteed by certain supranational entities, such as the International Development Bank or International Monetary Fund.

Special Situations.  A Fund may invest in “special situations.”  A special situation arises when, in the opinion of the Fund’s Sub-Adviser, the securities of a particular company will, within a reasonably estimable period of time, be accorded market recognition at an appreciated value solely by reason of a development applicable to that company, regardless of general business conditions or movements of the market as a whole.  Developments creating special situations might include, among others: liquidations, reorganizations, recapitalizations, mergers, material litigation, technical breakthroughs, and new management or management policies.  Although large and well-known companies may be involved, special situations more often involve comparatively small or unseasoned companies.  Investments in unseasoned companies and special situations often involve much greater risk than is inherent in ordinary investment securities.

Swap Agreements. It should be noted that the regulatory and operational landscape for swaps is changing. Many swaps now trade on exchanges. Such exchange-cleared swaps are considered liquid and may be subject to evolving margin (collateral requirements). The move to exchange-cleared swaps is also fracturing the “over-the-counter” swap market, and requires revised contractual arrangements among parties.

A Fund may enter into interest rate, total return, credit default, indices (including but not limited to credit default, commercial mortgage-backed securities, commodities and other similar indices), spread-lock, credit-linked notes (with embedded swaps), commodities and, to the extent it may invest in foreign currency-denominated securities, currency exchange rate swap agreements. Each Fund may also enter into options on swap agreements, swaps on futures contracts and other types of swaps agreements. These transactions are entered into an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return.  In addition, the Fund may enter into such transactions to manage certain risks and to implement investment strategies in a more efficient manner.

Exchange-cleared swap agreements. The Dodd-Frank Wall Street Reform and Consumer Protection Act (referred to herein as the “Reform Act”), effectively mandated that certain derivative instruments, including swaps, move to an exchange-cleared or central clearing format, thereby, replacing the over-the-counter or contractual swap mechanisms for certain swaps. Whereas, over-the-counter swaps have differing cover or asset segregation requirements, exchange-cleared or centrally cleared swaps typically require initial and variation margin for coverage purposes. The move to exchange-cleared or centrally cleared swaps also minimizes counterparty exposure because the exchange functions as the counterparty.

Over-the-counter swap agreements. Over-the-counter swap agreements are typically two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year.  In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor.  The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or change in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.  Forms of swap agreements include interest rate “caps,” under which, in return for premium, one party agrees to make payments to the other to the extent that interest rates rise above a specified rate; interest rate “floors,” under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate; and interest rate “collars,” under which a party sells a “cap” and purchases a “floor” or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum values.

Most over-the-counter swap agreements entered into by a Fund would calculate the obligations of the parties to the agreement on a “net basis.”  Consequently, a Fund’s current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (“net amount”).  A Fund’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty may be covered by the segregation of assets (or review of “cover”) determined to be liquid by the Sub-Adviser in accordance with procedures established by the Board of Trustees, to avoid any potential leveraging of the Fund’s portfolio.  The Fund may also collateralize the net amounts under a swap agreement by delivering or receiving cash and securities if exposures exceed certain minimum thresholds.  Obligations under swap agreements so covered will not be construed to be “senior securities” for purposes of the 1940 Act’s restriction concerning issuance by a Fund of senior securities.

Whether a Fund’s use of over-the-counter swap agreements will be successful in furthering its investment objective of total return will depend on the Sub-Adviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments.  Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.  Certain restrictions imposed on the Fund by the Code may limit the Fund’s ability to use swap agreements. The swaps market was largely unregulated prior to the enactment of the Dodd-Frank Act.  It is possible that developments in the swaps market, including government regulation adopted to implement the Dodd-Frank Act, could adversely affect a Fund’s ability to enter into, or terminate existing, swap agreements or to realize amounts to be received under such agreements.

For purposes of applying the Funds’ investment policies and restrictions (as stated in the Prospectuses and this SAI) swap agreements are generally valued by the Funds at market value.  In the case of a credit default swap, however, in applying certain of the Funds’ investment policies and restrictions the Fund will generally value the credit default swap at its notional or full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of the Funds’ other investment policies and restrictions and for calculating net asset value (“NAV”).  For example, a Fund may value credit default swaps at full exposure value for the purposes of the Fund’s credit quality guidelines because such value reflects the Fund’s actual economic exposure during the term of the credit default swap agreement.  In this context, both the notional amount and the market value may be positive or negative depending on whether the Fund is selling or buying protection through the credit default swap.  The manner in which certain securities or other instruments are valued by the Funds for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Credit Default Swaps. A Fund may enter into credit default swap agreements. The “buyer” in a credit default contract is obligated to pay the “seller” a periodic stream of payments over the term of the contract provided that no event of default on an underlying reference obligation has occurred. If an event of default occurs, the seller must pay the buyer the full notional value, or “par value,” of the reference obligation in exchange for the reference obligation. A Fund may be either the buyer or seller in a credit default swap transaction. If a Fund is a buyer and no event of default occurs, the Fund will lose its investment (premium payment) and recover nothing. However, if an event of default occurs and the counterparty fulfills its payment obligation under the swap agreement, the Fund (if the buyer) will receive the full notional value of the reference obligation that may have little or no value. As a seller, a Fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided that there is no default event. If an event of default occurs, the Fund (if the seller) must pay the buyer the full notional value of the reference obligation. Credit default swap transactions involve greater risks than if a Fund had invested in the reference obligation directly.

In addition, some swaps are, and more in the future will be, centrally cleared. Swaps that are centrally-cleared are subject to the creditworthiness of the clearing organizations involved in the transaction. For example, a swap investment by a Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if the clearing organization breaches the swap agreement with the Fund or becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the clearing organization’s other customers, potentially resulting in losses to the Fund.

Shiller Enhanced CAPE® has historically obtained exposure to the Index (as defined in the Fund’s prospectus) through swap transactions solely with Barclays Bank PLC; Shiller Enhanced CAPE® will likely continue to enter into swap transactions solely with Barclays Bank PLC and, potentially, with a limited number of additional counterparties for the foreseeable future.  If Barclays Bank PLC is unwilling or unable to maintain the Index or if Shiller Enhanced CAPE® is unable to enter into swap transactions based on the Index on what the Adviser considers to be reasonable terms, Shiller Enhanced CAPE®’s performance and its ability to achieve its investment objective would be adversely affected.

Trade claims.  The Funds may purchase trade claims and similar obligations or claims from creditors of companies in financial difficulty that seek to reduce the number of debt obligations they are owed.

Such trade creditors generally sell their claims in an attempt to improve their balance sheets and reduce uncertainty regarding future payments. For buyers, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, have the potential for higher income and capital appreciation should the debt issuer’s financial position improve. Trade claims are generally liquid, as there is a secondary market. An investment in trade claims is speculative and there can be no guarantee that the debt issuer will be able to satisfy the obligation. Further, trading in trade claims is not regulated by federal securities laws, but primarily by bankruptcy and commercial laws. Because trade claims are unsecured obligations, holders may have a lower priority than secured or preferred creditors. At the present time, however, each Fund intends to limit these investments to no more than 5% of its net assets.

Trust Preferred Securities.  The Funds may invest in trust preferred securities, which have the characteristics of both subordinated debt and preferred stock.  Generally, trust preferred securities are issued by a trust that is wholly-owned by a financial institution or other corporate entity, typically a bank holding company.  The financial institution creates the trust and owns the trust’s common securities.  The trust uses the sale proceeds of its common securities to purchase subordinated debt issued by the financial institution.  The financial institution uses the proceeds from the subordinated debt sale to increase its capital while the trust receives periodic interest payments from the financial institution for holding the subordinated debt.  The trust uses the funds received to make dividend payments to the holders of the trust preferred securities.  The primary advantage of this structure is that the trust preferred securities are treated by the financial institution as debt securities for tax purposes and as equity for the calculation of capital requirements.

Trust preferred securities typically bear a market rate coupon comparable to interest rates available on debt of a similarly rated issuer.  Typical characteristics include long-term maturities, early redemption by the issuer, periodic fixed or variable interest payments, and maturities at face value.  Holders of trust preferred securities have limited voting rights to control the activities of the trust and no voting rights with respect to the financial institution.  The market value of trust preferred securities may be more volatile than those of conventional debt securities.  Trust preferred securities may be issued in reliance on Rule 144A under the 1933 Act and subject to restrictions on resale.  There can be no assurance as to the liquidity of trust preferred securities and the ability of holders, such as a Fund, to sell their holdings.  In identifying the risks of the trust preferred securities, the Sub-Adviser will look to the condition of the financial institution as the trust typically has no business operations other than to issue the trust preferred securities.  If the financial institution defaults on interest payments to the trust, the trust will not be able to make dividend payments to holders of its securities, such as a Fund.

Unseasoned Issuers. Investments in the equity securities of companies having less than three (3) years’ continuous operations (including operations of any predecessor) involve more risk than investments in the securities of more established companies because unseasoned issuers have brief operating histories and may have more limited markets and financial resources. As a result, securities of unseasoned issuers tend to be more volatile than securities of more established companies.

U.S. Government Securities.  A Fund may invest in securities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”) in pursuit of its investment objective, in order to deposit such securities as initial or variation margin, as “cover” for the investment techniques they employ, as part of a cash reserve and for liquidity purposes.

U.S. government securities are high-quality instruments issued or guaranteed as to principal or interest by the U.S. Treasury or by an agency or instrumentality of the U.S. government.  Not all U.S. government securities are backed by the full faith and credit of the United States.  Some are backed by the right of the issuer to borrow from the U.S. Treasury; others are backed by discretionary authority of the U.S. government to purchase the agencies’ obligations; while others are supported only by the credit of the instrumentality.  In the case of securities not backed by the full faith and credit of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment.

U.S. government securities include Treasury Bills (which mature within one year of the date they are issued), Treasury Notes (which have maturities of one to ten years) and Treasury Bonds (which generally have maturities of more than 10 years).  All such Treasury securities are backed by the full faith and credit of the United States.

U.S. government agencies and instrumentalities that issue or guarantee securities include the Federal Housing Administration, the Fannie Mae©, the Farmers Home Administration, the Export-Import Bank of the United States, the Small Business Administration, the Ginnie Mae®, the General Services Administration, the Central Bank for Cooperatives, the Federal Home Loan Banks the Freddie Mac©, the Farm Credit Banks, the Maritime Administration, the Tennessee Valley Authority, the Resolution Funding Corporation and the Student Loan Marketing Association (“Sallie Mae©”).

In September 2008, the U.S. Treasury and the Federal Housing Finance Agency (“FHFA”) announced that Fannie Mae© and Freddie Mac® had been placed in conservatorship.  Since that time, Fannie Mae and Freddie Mac have received significant capital support through Treasury preferred stock purchases as well as Treasury and Federal Reserve purchases of their mortgage backed securities. While the purchase programs for mortgage-backed securities ended in 2010, the Treasury continued its support for the entities’ capital as necessary to prevent a negative net worth. From the end of 2007 through the third quarter of 2013, Fannie Mae and Freddie Mac required Treasury support of approximately $187.5 billion through draws under the Treasury’s preferred stock purchase agreements. They have repaid approximately $146.6 billion in dividends. Both Fannie Mae and Freddie Mac ended the third quarter of 2013 with positive net worth, and neither has required a draw from the Treasury since the second quarter of 2012. However, FHFA previously predicted that cumulative Treasury draws (including dividends) at the end of 2015 could range from $191 billion to $209 billion. Accordingly, no assurance can be given that the Federal Reserve, Treasury, or FHFA initiatives discussed above will ensure that Fannie Mae and Freddie Mac will remain successful in meeting their obligations with respect to the debt and mortgage-backed securities they issue. In addition, Fannie Mae and Freddie Mac also are the subject of several continuing class action lawsuits and investigations by federal regulators, which (along with any resulting financial restatements) may adversely affect the guaranteeing entities. Importantly, the future of the entities is in serious question as the U.S. government is considering multiple options, which range from significant reform to nationalization, privatization, consolidation, or even abolishment of the entities.

The FHFA and the Treasury (through its agreements to purchase preferred stock of Fannie Mae and Freddie Mac) also have imposed strict limits on the size of the mortgage portfolios of Fannie Mae and Freddie Mac. In August 2012, the Treasury amended its preferred stock purchase agreements to provide that the portfolios of Fannie Mae and Freddie Mac will be wound down at an annual rate of 15 percent (up from the previously agreed annual rate of 10 percent), requiring Fannie Mae and Freddie Mac to reach the $250 billion target four years earlier than previously planned. Further, when a ratings agency downgraded long-term U.S. government debt in August 2011, the agency also downgraded the bond ratings of Fannie Mae and Freddie Mac, from AAA to AA+, based on their direct reliance on the U.S. government (although that rating did not directly relate to their mortgage-backed securities). The U.S. government’s commitment to ensure that Fannie Mae and Freddie Mac have sufficient capital to meet their obligations was, however, unaffected by the downgrade.

Yields on short-, intermediate- and long-term U.S. government securities are dependent on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering and the maturity of the obligation.  Debt securities with longer maturities tend to produce higher capital appreciation and depreciation than obligations with shorter maturities and lower yields.  The market value of U.S. government securities generally varies inversely with changes in the market interest rates.  An increase in interest rates, therefore, generally would reduce the market value of a Fund’s portfolio investments in U.S. government securities, while a decline in interest rates generally would increase the market value of a Fund’s portfolio investments in these securities.

Variable Rate Securities.  Variable rate securities provide for a periodic adjustment in the interest rate paid on the obligations.  The terms of such obligations provide that interest rates are adjusted periodically based upon some appropriate interest rate adjustment index described in the respective obligations.  The adjustment intervals may be regular and range from daily up to annually, or may be event based, such as on a change in the prime rate.

A Fund may invest in floating rate debt instruments (“floaters”) and engage in credit spread trades.  The interest rate on a floater is a variable rate which is tied to another interest rate, such as a money-market index or U.S. Treasury bill rate.  The interest rate on a floater resets periodically, typically every six months.  Due to the interest rate reset feature, floaters provide a Fund with a certain degree of protection against rises in interest rates, although a Fund will participate in any declines in interest rates as well.  A credit spread trade is an investment position relating to a difference in the prices or interest rates of two securities or currencies, where the value of the investment position is determined by changes in the difference between the prices or interest rates, as the case may be, of the respective securities or currencies.

A Fund may also invest in inverse floating rate debt instruments (“inverse floaters”). The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed.  An inverse floating rate security may exhibit greater price volatility than a fixed rate obligation of similar credit quality.  Neither the JNL/PIMCO Real Return Fund and the JNL/PIMCO Total Return Bond Fund will invest more than 5% of its respective assets in any combination of mortgage-related and/or other asset-backed interest only, principal only or inverse floater securities.

Warrants.  A Fund may invest in warrants, which are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price.  Warrants have no voting rights, pay no dividends and have no rights with respect to the assets of the corporation issuing them.  Warrants constitute options to purchase common stock at a specific price, and are valid for a specific period of time.  They do not represent ownership of the equity securities, but only the right to buy them.  Warrants differ from call options in that warrants are issued by the issuer of the security that may be purchased on their exercise, whereas call options may be issued by anyone.  The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

Warrants and rights may entail greater risks than certain other types of investments. Generally, rights and warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying security does not exceed the exercise price during the life of the warrant or right, the warrant or right will expire worthless. Rights and warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock.

Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Securities and Forward Commitment Contracts.  A Fund may purchase securities on a when-issued or delayed delivery basis (“when-issueds”) and may purchase securities on a forward commitment basis (“forwards”).  Any or all of a Fund’s investments in debt securities may be in the form of when-issueds and forwards.  The price of such securities, which may be expressed in yield terms, is fixed at the time the commitment to purchase is made, but delivery and payment take place at a later date.  Normally, the settlement date occurs within 90 days of the purchase for when-issueds, but the period may be substantially longer for forwards.  During the period between purchase and settlement, no payment is made by the Fund to the issuer and no interest accrues to the Fund.  The purchase of these securities will result in a loss if the value of the securities declines prior to the settlement date.  This could occur, for example, if interest rates increase prior to settlement.  The longer the period between purchase and settlement, the greater the risk.  At the time the Fund makes the commitment to purchase these securities, it will record the transaction and reflect the value of the security in determining its net asset value.  The Fund will maintain segregated cash or liquid assets with its custodian bank at least equal in value to its when-issued and forward commitments during the period between the purchase and the settlement (alternatively, a Fund may earmark liquid assets on its records for segregated asset purposes).  During this period, alternative investment options are not available to the Fund to the extent that it must maintain segregated assets, cash, or liquid assets to cover its purchase of when-issued securities and forward commitment contracts.  Pursuant to recommendations of the Treasury Market Practices Group, which is sponsored by the Federal Reserve Bank of New York, beginning January 1, 2014, a Fund or its counterparty generally will be required to post collateral when entering into certain forward-settling mortgage-backed securities transactions.

A Fund may enter into buy/sell back transactions, which are a form of delayed delivery agreements.  In a buy/sell back transaction, a Fund enters a trade to sell securities at one price and simultaneously enters a trade to buy the same securities at another price for settlement at a future date.

A Fund may also sell securities on a when-issued or delayed delivery basis.  These transactions involve a commitment by the Fund to sell securities at a pre-determined price or yield, with payment taking place beyond the customary settlement date.

Zero Coupon, Stripped and Pay-in-Kind Bonds.  The Funds may invest in zero coupon, stripped, and pay-in kind bonds.  Zero coupon bonds do not make regular interest payments; rather, they are sold at a discount from face value.  Principal and accreted discount (representing interest accrued but not paid) are paid at maturity.  Strips are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. A Fund may also purchase “pay-in-kind” bonds. Pay-in-kind bonds pay all or a portion of their interest in the form of debt or equity securities.

Zero coupon, stripped and pay-in-kind bonds tend to be subject to greater price fluctuations in response to changes in interest rates than are ordinary interest-paying debt securities with similar maturities.  The value of zero coupon or stripped securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities of similar quality and with similar maturities.  Zero coupon securities and pay-in-kind bonds may be issued by a wide variety of corporate and governmental issuers.

Current U.S. federal income tax law requires holders of zero coupon and stripped securities, certain pay-in-kind securities, and certain other securities acquired at a discount, to accrue current interest income with respect to such securities even though no payment of interest is actually received, and a regulated investment company, such as a Fund, may be required to distribute its net income, including the interest income accrued but not actually received, to its shareholders. To avoid income or excise tax, a Fund may be required to distribute income accrued with respect to these discount securities, and may need to dispose of other securities owned, including when it is not advantageous to do so, to generate cash sufficient to make such distributions. The operation of these tax requirements may make such investments less attractive to investment companies and to taxable investors.

Additional Risk Considerations

Emerging Markets.  The risk considerations noted below under “Foreign Securities” may be particularly relevant in the case of investments in developing countries. Investments in, or have exposure to, securities of issuers in emerging markets may involve a high degree of risk and many may be considered speculative.  Countries with “emerging market” economies are those with securities markets that are less sophisticated than more developed markets in terms of participation by investors, analyst coverage, liquidity and regulation. Investing in emerging market countries involves certain risks not typically associated with investing in U.S. securities, and imposes risks greater than, or in addition to, risks of investing in non-U.S., developed countries.  Emerging market countries are generally located in Asia, Africa, the Middle East, Latin America and Eastern Europe. These investments carry all of the risks of investing in securities of foreign issuers to a heightened degree. These heightened risks include:  (i) greater risks of expropriation, confiscatory taxation, nationalization, and less social, political and economic stability; (ii) limitations on daily price changes and the small current size of the markets for securities of emerging markets issuers and the currently low or nonexistent volume of trading, resulting in lack of liquidity and in price volatility; (iii) certain national policies which may restrict a Fund’s investment opportunities including limitations on aggregate holdings by foreign investors and restrictions on investing in issuers or industries deemed sensitive to relevant national interests; and (iv) the absence of developed legal structures governing private or foreign investment and private property.

In addition, emerging markets economies may be based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates.  In addition, a number of emerging market countries restrict, to various degrees, foreign investment in securities, and high rates of inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Also, any change in the leadership or politics of emerging market countries, or the countries that exercise a significant influence over those countries, may halt the expansion of or reverse the liberalization of foreign investment policies now occurring and adversely affect existing investment opportunities.

Foreign Securities.  Investments in, or have exposure to, foreign (i.e., non-U.S.) securities, including those of foreign governments, involve risks that are different in some respects from investments in securities of U.S. issuers, such as the risk of fluctuations in the value of the currencies in which they are denominated, a heightened risk of adverse political and economic developments and, with respect to certain countries, the possibility of expropriation, nationalization or confiscatory taxation or limitations on the removal of funds or other assets of a Fund.  Securities of some foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.  There also may be less publicly available information about foreign issuers than domestic issuers, and foreign issuers generally are not subject to the uniform accounting, auditing and financial reporting standards, practices and requirements applicable to domestic issuers.  Certain markets may require payment for securities before delivery.  A Fund may have limited legal recourse against the issuer in the event of a default on a debt instrument.  Delays may be encountered in settling securities transactions in certain foreign markets and a Fund will incur costs in converting foreign currencies into U.S. dollars.  Bank custody charges are generally higher for foreign securities and the Funds that invest primarily in foreign securities are particularly susceptible to such risks. Investments in ADRs generally involve the same risks as direct investments in foreign securities, except they do not involve the same direct currency and liquidity risks as direct investments in foreign securities.

The share price of a Fund that invests in foreign securities will reflect the movements of both the prices of the portfolio securities and the currencies in which such securities are denominated.  A Fund’s foreign investments may cause changes in a Fund’s share price that have a low correlation with movement in the U.S. markets.  Because most of the foreign instruments in which a Fund invests will be denominated in foreign currencies, or otherwise will have values that depend on the performance of foreign currencies relative to the U.S. dollar, the relative strength of the U.S. dollar may be an important factor in the performance of a Fund, depending on the extent of the Fund’s foreign investments.

A Fund may employ certain strategies in order to manage currency exchange rate risks.  For example, a Fund may hedge some or all of its investments denominated in or exposed to a foreign currency against a decline in the value of that currency.  A Fund may enter into contracts to sell that foreign currency for U.S. dollars or by participating in options or futures contracts with respect to such currency (position hedge).  A Fund could also hedge that position by selling a second currency, which is expected to perform similarly to the currency in which portfolio investments are denominated, for U.S. dollars (proxy hedge).  A Fund may also enter into a forward contract to sell the currency in which the security is denominated for a second currency that is expected to perform better relative to the U.S. dollar if the Sub-Adviser believes there is a reasonable degree of correlation between movements in the two currencies (cross hedge).  A Fund may also enter into a forward contract to sell a currency in which portfolio securities are denominated in exchange for a second currency in order to manage its currency exposure to selected countries.  In addition, when a Fund anticipates purchasing securities denominated in or exposed to a particular currency, the Fund may enter into a forward contract to purchase or sell such currency in exchange for the dollar or another currency (anticipatory hedge).

These strategies seek to minimize the effect of currency appreciation as well as depreciation, but do not protect against a decline in the underlying value of the hedged security. In addition, such strategies may reduce or eliminate the opportunity to profit from increases in the value of the original currency and may impact adversely a Fund’s performance depending on the Sub-Adviser’s ability to correctly predict future exchange rates.  If the Sub-Adviser employs such strategies based on an incorrect prediction of future exchange rates, the Fund’s return may be lower than if such strategies had not be employed at all.

Derivatives Regulation.  The U.S. government has enacted legislation that provides for new regulation of the derivatives market, including clearing, margin, reporting, and registration requirements. The European Union (and some other countries) are implementing similar requirements, which will affect a Fund when it enters into a derivatives transaction with a counterparty organized in that country or otherwise subject to that country’s derivatives regulations. Because these requirements are new and evolving (and some of the rules are not yet final), their ultimate impact remains unclear.

Transactions in some types of swaps (including interest rate swaps and credit default swaps on North American and European indices) are required to be centrally cleared. In a transaction involving those swaps (“cleared derivatives”), a Fund’s counterparty is a clearing house rather than a bank or broker. Since the Funds are not members of clearing houses and only members of a clearing house (“clearing members”) can participate directly in the clearing house, the Funds hold cleared derivatives through accounts at clearing members. In cleared derivatives positions, the Funds make payments (including margin payments) to and receive payments from a clearing house through their accounts at clearing members. Clearing members guarantee performance of their clients’ obligations to the clearing house.

In some ways, cleared derivative arrangements are less favorable to mutual funds than bilateral arrangements, for example, by requiring that funds provide more margin for their cleared derivatives positions. Also, as a general matter, in contrast to a bilateral derivatives position, following a period of notice to a Fund, a clearing member at any time can require termination of an existing cleared derivatives position or an increase in margin requirements above those required at the outset of a transaction. Clearing houses also have broad rights to increase margin requirements for existing positions or to terminate those positions at any time. Any increase in margin requirements or termination of existing cleared derivatives positions by the clearing member or the clearing house could interfere with the ability of a Fund to pursue its investment strategy. Further, any increase in margin requirements by a clearing member could expose a Fund to greater credit risk to its clearing member because margin for cleared derivatives positions in excess of a clearing house’s margin requirements typically is held by the clearing member. Also, a Fund is subject to risk if it enters into a derivatives transaction that is required to be cleared (or that the Adviser or sub-adviser expects to be cleared), and no clearing member is willing or able to clear the transaction on the Fund’s behalf. While the documentation in place between the Funds and their clearing members generally provides that the clearing members will accept for clearing all cleared derivatives transactions that are within credit limits (specified in advance) for each Fund, the Funds are still subject to the risk that no clearing member will be willing or able to clear a transaction. In those cases, the position might have to be terminated, and the Fund could lose some or all of the benefit of the position, including loss of an increase in the value of the position and loss of hedging protection. In addition, the documentation governing the relationship between the Funds and clearing members is drafted by the clearing members and generally is less favorable to the Funds than typical bilateral derivatives documentation. For example, documentation relating to cleared derivatives generally includes a one-way indemnity by the Funds in favor of the clearing member for losses the clearing member incurs as the Funds’ clearing member and typically does not provide the Funds any remedies if the clearing member defaults or becomes insolvent. While futures contracts entail similar risks, the risks likely are more pronounced for cleared derivatives due to their more limited liquidity and market history.

Some types of cleared derivatives are required to be executed on an exchange or on a swap execution facility. A swap execution facility is a trading platform where multiple market participants can execute derivatives by accepting bids and offers made by multiple other participants in the platform. While this execution requirement is designed to increase transparency and liquidity in the cleared derivatives market, trading on a swap execution facility can create additional costs and risks for the Funds. For example, swap execution facilities typically charge fees, and if a Fund executes derivatives on a swap execution facility through a broker intermediary, the intermediary may impose fees as well. Also, a Fund may indemnify a swap execution facility, or a broker intermediary who executes cleared derivatives on a swap execution facility on the Fund’s behalf, against any losses or costs that may be incurred as a result of the Fund’s transactions on the swap execution facility. If a Fund wishes to execute a package of transactions that include a swap that is required to be executed on a swap execution facility as well as other transactions (for example, a transaction that includes both a security and an interest rate swap that hedges interest rate exposure with respect to such security), the Fund may be unable to execute all components of the package on the swap execution facility. In that case, the Fund would need to trade some components of the package on the swap execution facility and other components in another manner, which could subject the Fund to the risk that some components would be executed successfully and others would not, or that the components would be executed at different times, leaving the Fund with an unhedged position for a period of time.

The U.S. government and the European Union have proposed mandatory minimum margin requirements for bilateral derivatives. Such requirements could increase the amount of margin required to be provided by a Fund in connection with its derivatives transactions and, therefore, make derivatives transactions more expensive.

These and other new rules and regulations could, among other things, further restrict a Fund’s ability to engage in, or increase the cost to the Fund of, derivatives transactions, for example, by making some types of derivatives no longer available to the Fund or otherwise limiting liquidity. The implementation of the clearing requirement has increased the costs of derivatives transactions for the Funds, since the Funds have to pay fees to their clearing members and are typically required to post more margin for cleared derivatives than they have historically posted for bilateral derivatives. The costs of derivatives transactions are expected to increase further as clearing members raise their fees as to cover the costs of additional capital requirements and other regulatory changes applicable to the clearing members, and when rules imposing mandatory minimum margin requirements on bilateral swaps become effective. These rules and regulations are new and evolving, so their potential impact on the Funds and the financial system are not yet known. While the new rules and regulations and central clearing of some derivatives transactions are designed to reduce systemic risk (i.e., the risk that the interdependence of large derivatives dealers could cause them to suffer liquidity, solvency or other challenges simultaneously), there is no assurance that they will achieve that result, and in the meantime, as noted above, central clearing and related requirements expose the Funds to new kinds of costs and risks.

Central Clearing of Swaps.  An increasing number of swaps are required by regulation to be centrally cleared. Centrally cleared swaps expose the Fund to various risks including among others the credit risk of the clearing organizations involved in the transaction as well as the clearing member that provides access to the clearing organization. For example, a swap investment by a Fund could lose margin payments deposited with the clearing organization, as well as the net amount of gains not yet paid by the clearing organization, if either the clearing organization or the clearing member breaches the swap agreement with the Fund becomes insolvent or goes into bankruptcy. In the event of bankruptcy of the clearing organization or the clearing member, the Fund may be entitled to the net amount of gains the Fund is entitled to receive, plus the return of margin owed to it, only in proportion to the amount received by the clearing organization’s or clearing member’s other customers, potentially resulting in losses to the Fund.

Options.  A Fund may purchase and sell both put and call options on fixed income or other securities, swap agreements or indices in standardized contracts traded on foreign or domestic securities exchanges, boards of trade, or similar entities, or quoted on NASDAQ or on an OTC market, and agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer.

An option on a security (or index) is a contract that gives the holder (purchaser) of the option, in return for a premium paid, the right to buy a specified security, currency or other instrument (an “underlying instrument”) from the writer of the option (in the case of a call option), or to sell a specified underlying instrument to (in the case of a put option) the writer of the option (in the case of a put option) at a designated price during the term of the option. The premium paid by the buyer of an option will reflect, among other things, the relationship of the exercise price to the market price and the volatility of the underlying instrument, the remaining term of the option, supply, demand, interest rates and/or currency exchange rates.  The writer of an option (seller) on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security.  Upon exercise, the writer of an option on an index is obligated to pay the difference between the cash value of the index and the exercise price multiplied by a specified multiplier for the index option.  (An index is designed to reflect features of a particular financial or securities market, a specific group of financial instruments or securities, or certain economic indicators.)  An American style put or call option may be exercised at any time during the option period while a European style put or call option may be exercised only upon expiration or during a fixed period prior thereto.  Put and call options that a Fund may purchase or write may be traded on a national securities exchange and in the OTC market.

Options traded on national securities exchanges are within the jurisdiction of the SEC or other appropriate national securities regulator, as are securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all option positions entered into on a national securities exchange in the United States are cleared and guaranteed by the Options Clearing Corporation, thereby, reducing the risk of counterparty default. Furthermore, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the OTC market, potentially permitting a Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements. There is no assurance, however, that higher than anticipated trading activity or other unforeseen events might not temporarily render the capabilities of the Options Clearing Corporation inadequate, and thereby result in the exchange instituting special procedures which may interfere with the timely execution of a Fund’s orders to close out open options positions.

Purchasing call and put options. As the buyer of a call option, a Fund has a right to buy the underlying instrument (e.g., a currency or security) at the exercise price at any time during the option period (for American style options). A Fund may enter into closing sale transactions with respect to call options, exercise them, or permit them to expire.  For example, a Fund may buy call options on underlying instruments that it intends to buy with the goal of limiting the risk of a substantial increase in their market price before the purchase is effected. Unless the price of the underlying investment changes sufficiently, a call option purchased by a Fund may expire without any value to a Fund, in which case a Fund would experience a loss to the extent of the premium paid for the option plus related transaction costs.

As the buyer of a put option, a Fund has the right to sell the underlying instrument at the exercise price at any time during the option period (for American style options). Like a call option, a Fund may enter into closing sale transactions with respect to put options, exercise them or permit them to expire.  A Fund may buy a put option on an underlying instrument owned by a Fund (a protective put) as a hedging technique in an attempt to protect against an anticipated decline in the market value of the underlying instrument. Such hedge protection is provided only during the life of the put option when a Fund, as the buyer of the put option, is able to sell the underlying instrument at the put exercise price, regardless of any decline in the underlying instrument’s market price.  A Fund may also seek to offset a decline in the value of the underlying instrument through appreciation in the value of the put option. A put option may also be purchased with the intent of protecting unrealized appreciation of an instrument when the manager deems it desirable to continue to hold the instrument because of tax or other considerations. The premium paid for the put option and any transaction costs would reduce any short-term capital gain that may be available for distribution when the instrument is eventually sold.  A Fund also may buy put options at a time when it does not own the underlying instrument. By buying put options on an instrument it does not own, a Fund seeks to benefit from a decline in the market price of the underlying instrument. If a put option that a Fund bought were not terminated in a closing sale transaction when it has remaining value, and if the market price of the underlying instrument remains equal to or greater than the exercise price during the life of the put option, a Fund would not make any gain upon exercise of the option and would experience a loss to the extent of the premium paid for the option plus related transaction costs. In order for the purchase of a put option to be profitable, the market price of the underlying instrument must decline sufficiently below the exercise price to cover the premium and transaction costs.

Writing call and put options.  A Fund may write options, including to generate additional income and to seek to hedge its portfolio against market or exchange rate movements.  As the writer of an option, a Fund may have no control over when the underlying instruments must be sold (in the case of a call option) or purchased (in the case of a put option) because the writer may be notified of exercise at any time prior to the expiration of the option (for American style options). In general, though, options are infrequently exercised prior to expiration. Whether or not an option expires unexercised, the writer retains the amount of the premium.  A Fund may write “covered” call options, meaning that a Fund owns the underlying instrument that is subject to the call option or may write call options on instruments that it does not own.

When a Fund writes a call option, that Fund gives up the potential for capital appreciation above the exercise price of the option should the underlying instrument rise in value.  If the value of the underlying instrument rises above the exercise price of the call option, the instrument will likely be “called away,” requiring a Fund to sell the underlying instrument at the exercise price.  In that case, a Fund will sell the underlying instruments to the option buyer for less than its market value, and a Fund will experience a loss (which will be offset by the premium received by a Fund as the writer of such option). If a call option expires unexercised, a Fund will realize a gain in the amount of the premium received. If the market price of the underlying instrument decreases, the call option will not be exercised and a Fund will be able to use the amount of the premium received to hedge against the loss in value of the underlying instrument. The exercise price of a call option will be chosen based upon the expected price movement of the underlying instrument. The exercise price of a call option may be below, equal to (at-the-money), or above the current value of the underlying instrument at the time the option is written.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.  If a Fund were unable to close out such a call option, the Fund would not be able to sell the underlying security unless the option expired without exercise.

To the extent that a Fund writes a call option on a security it holds in its portfolio and intends to use such security as the sole means of “covering” its obligation under the call option, the Fund has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying security above the exercise price during the option period, but, as long as its obligation under such call option continues, has retained the risk of loss should the price of the underlying security decline.

As the writer of a put option, a Fund has a risk of loss should the underlying instrument decline in value. If the value of the underlying instrument declines below the exercise price of the put option and the put option is exercised, a Fund, as the writer of the put option, will be required to buy the instrument at the exercise price, which will exceed the market value of the underlying instrument at that time.  A Fund will incur a loss to the extent that the current market value of the underlying instrument is less than the exercise price of the put option. However, the loss will be offset in part by the premium received from the buyer of the put. If a put option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium received.

A Fund may write covered straddles consisting of a combination of a call and a put written on the same underlying security.  A straddle will be covered when sufficient cash or liquid assets are segregated to meet a Fund’s immediate obligations.  A Fund may use the same liquid assets to cover both the call and put options where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put.  In such cases, a Fund also will segregate cash or liquid assets equivalent to the amount, if any, by which the put is “in the money.”

Closing out options. As the writer of an option, if a Fund wants to terminate its obligation, that Fund may effect a “closing purchase transaction” by buying an option of the same series as the option previously written. The effect of the purchase is that the clearing corporation or counterparty (with respect to an OTC option) will cancel a Fund’s position.  However, a writer may not effect a closing purchase transaction after being notified of the exercise of an option.  Likewise, the buyer of an option may recover all or a portion of the premium that it paid by effecting a “closing sale transaction” by selling an option of the same series as the option previously purchased and receiving a premium on the sale.  There is no guarantee that either a closing purchase or a closing sale transaction may be made at a time desired by a Fund.  Closing transactions allows a Fund to terminate its positions in written and purchased options.  A Fund will realize a profit from a closing transaction if the price of the transaction is less than the premium received from writing the original option (in the case of written options) or is more than the premium paid by a Fund to buy the option (in the case of purchased options). For example, increases in the market price of a call option sold by a Fund will generally reflect increases in the market price of the underlying instrument. As a result, any loss resulting from a closing transaction on a written call option is likely to be offset in whole or in part by appreciation of the underlying instrument owned by a Fund.

OTC options.  A Fund may buy and write (sell) both put and call OTC options. Like exchange traded options, OTC options give the holder the right to buy from the writer, in the case of OTC call options, or sell to the writer, in the case of OTC put options, an underlying instrument at a stated exercise price. OTC options, however, differ from exchange traded options in certain material respects.

OTC options are arranged directly with dealers and not with a clearing corporation or exchange. Consequently, there is a risk of non-performance by the dealer, including because of the dealer’s bankruptcy or insolvency. While a Fund uses only counterparties, such as dealers, that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Because there is no exchange, pricing is typically done based on information from market makers or other dealers. OTC options are available for a greater variety of underlying instruments and in a wider range of expiration dates and exercise prices than exchange traded options.

There can be no assurance that a continuous liquid secondary market will exist for any particular OTC option at any specific time.  A Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it.  When a Fund writes an OTC option, it generally can closeout that option prior to its expiration only by entering into a closing purchase transaction with the dealer with which a Fund originally wrote the option.  A Fund may suffer a loss if it is not able to exercise (in the case of a purchased option) or enter into a closing sale transaction on a timely basis.

Additional Risks of options.  A Fund’s options investments involve certain risks. There can be no assurance that a liquid secondary market on an exchange or in the OTC market will exist for any particular option, or at any particular time, and a Fund may have difficulty effecting closing transactions in particular options.  Therefore, a Fund may have to exercise the options it purchased in order to realize any profit, perhaps taking or making delivery of the underlying instrument when not desired.  A Fund could then incur transaction costs upon the sale of the underlying instruments.  Similarly, when a Fund cannot effect a closing transaction with respect to a put option it wrote, and the buyer exercises, that Fund may be required to take delivery and would incur transaction costs upon the sale of the underlying instruments purchased.  If a Fund, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying instrument until the option expires, it delivers the underlying instrument upon exercise, or it segregates enough liquid assets to purchase the underlying investments at the marked-to-market price during the term of the option. When trading options on foreign exchanges or in the OTC market, many of the protections afforded to exchange participants will not be available. For example, there may be no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over an indefinite period of time.

The effectiveness of an options strategy for hedging depends on the degree to which price movements in the underlying securities correlate with price movements in the relevant portion of a Fund’s portfolio that is being hedged.  In addition, a Fund bears the risk that the prices of its portfolio investments will not move in the same amount as the option it has purchased or sold for hedging purposes, or that there may be a negative correlation that would result in a loss on both the investments and the option. If the manager is not successful in using options in managing a Fund’s investments, that Fund’s performance will be worse than if the manager did not employ such strategies.

High-Yield/High-Risk Bonds.  Lower-rated bonds involve a higher degree of credit risk, which is the risk that the issuer will not make interest or principal payments when due.  In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the value of its shares.  More careful analysis of the financial condition of issuers of lower-rated securities is therefore necessary.  During an economic downturn or a period of rising interest rates, highly leveraged issuers may experience financial stress, which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing.

The market prices of lower-rated securities are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or individual developments specific to the issuer.  Periods of economic or political uncertainty and change can be expected to result in volatility of prices of these securities.  High-yield debt securities are often used to fund highly leveraged corporate acquisitions and restructurings.  In an economic downturn, the use of high yield securities for leveraged transactions could result in defaults, and could affect the price of such securities.  Lower-rated securities also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be more severely affected by adverse economic conditions.  Many high-yield bonds do not trade frequently.  When they do trade, their price may be substantially higher or lower than had been expected.  A lack of liquidity also means that judgment may play a bigger role in valuing the securities.  Adverse publicity and investor perceptions as well as new or proposed laws may also have a greater negative impact on the market for lower rated bonds.

A Fund may also invest in unrated debt securities of foreign and domestic issuers. Unrated debt, while not necessarily of lower quality than rated securities, may not have as broad a market.  Sovereign debt of foreign governments is generally rated by country, because these ratings do not take into account individual factors relevant to each issue and may not be updated regularly.

High-Yield Foreign Sovereign Debt Securities.  Investing in fixed and floating rate high-yield foreign sovereign debt securities will expose the Fund investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities. (See “Foreign Securities.”)  The ability and willingness of sovereign obligors in developing and emerging market countries or the foreign governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country.  Countries such as those in which a Fund may invest have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment.  Many of these countries are also characterized by political uncertainty or instability.  Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

Liquidity risk.  Liquidity risks exist when particular investments cannot be sold or disposed of in the ordinary course of business within seven days at approximately the price at which they are valued.  A Fund’s investment in a particular security may reduce the returns of the Fund because it may be unable to sell that security at an advantageous time or price.  Securities with liquidity risk include those that have small average trading volumes or become subject to trading restrictions.  Funds with principal investment strategies that involve small-cap securities, large positions relative to market capitalization, foreign securities, derivatives, or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk.  Further, price movements of securities during the rebalance period could also negatively affect performance.

Litigation.  At any time, litigation may be instituted on a variety of grounds with respect to the issuer of a common stock held in a Fund’s portfolio.  Further, the Funds may be subject to litigation, and depending upon the nature of the litigation, the Funds may incur costs associated with the defense and/or settlement of any litigation.

Recent Market Events.  Events in the financial sector over the past several years have resulted in reduced liquidity in credit and fixed income markets and in an unusually high degree of volatility in the financial markets, both domestically and internationally, particularly in Europe.  While entire markets have been affected, issuers that have exposure to the real estate, mortgage and credit markets have been particularly vulnerable.  These events and the potential for continuing market turbulence may have an adverse effect on the Funds’ investments.

The recent instability in the financial markets has led the U.S. government to take a number of unprecedented actions designed to support certain financial institutions and segments of the financial markets that have experienced extreme volatility, and, in some cases, a lack of liquidity.  Federal, state, and other governments, their regulatory agencies, or self regulatory organizations may take actions that affect the regulation of the instruments in which the Funds invest, or the issuers of such instruments, in ways that are unforeseeable.  Recent laws and regulations contain provisions limiting the way banks and their holding companies are able to pay dividends, purchase their own common stock and compensate officers. The Reform Act establishes a Financial Services Oversight Council to facilitate information sharing and identify systemic risks. Additionally, the Reform Act allows the Federal Deposit Insurance Corporation to “take over” a failing bank in situations when the overall stability of the financial system could be at risk. These regulatory changes could cause business disruptions or result in significant loss of revenue, and there can be no assurance as to the actual impact that these laws and their regulations will have on the financial markets. Such legislation or regulation could limit or preclude a Fund’s ability to achieve its investment objective.

Governments or their agencies may also acquire distressed assets from financial institutions and acquire ownership interests in those institutions. The implications of government ownership and disposition of these assets are unclear, and such ownership or disposition may have positive or negative effects on the liquidity, valuation and performance of the Funds’ portfolio holdings.

Risk of Armed Conflict and War.  There are typically a number of armed conflicts and wars occurring across the globe with each having profound impact on the socio-economic structure of its country participants including local companies and individuals.  While armed conflict and war may be typically thought of as emerging market endeavors, the threat of global wars or the participation of advanced economies in minor and/or global war can have an impact on developed economies.  Armed conflict and war, in all of their manifestations, can produce economic losses and expose the Funds to a number of risks, including, but not limited to company risk, currency risk, and foreign securities risk (please see the “Glossary of Risks” in the Prospectus for additional information).

Transition Managers. When there is a change in sub-advisers, a merger of a Fund, and/or a re-balance of investments in the “Underlying Funds” of a “Fund of Fund”, the Adviser and sub-advisers may use the services of a “transition manager” to facilitate the purchase or sale of a Fund’s portfolio holdings.  A transition manager is used to help reduce the transaction costs associated with the purchase and sale of a Fund’s portfolio holdings in connection with a transition, merger, and/or re-balance.  A transition manager may use cross-trades among Funds, whereby, one Fund sells portfolio securities to another Fund.  Such cross-trades are conducted pursuant to Rule 17a-7 under the 1940 Act, and the Fund’s Rule 17a-7 Procedures.  The transition manager may also facilitate brokerage transactions for a Fund during the course of a sub-adviser transition or merger of a Fund.  Transitions, mergers, and re-balances may result in substantial inflows and outflows of monies in the Funds.  During transitions, mergers, and re-balances, the Funds may invest in futures, forwards, and other derivatives instruments to provide market exposure to the Funds’ cash positions.  During transitions, a Fund may also invest in ETFs, cash, money market instruments, and other short-term investment instruments.  Fund of Fund allocation changes, as well as, changes in sub-advisers and investment personnel, re-balances, and reorganizations of Funds may result in the purchase and sale of the Funds’ portfolio securities, which can increase trading costs and portfolio turnover.  Transitions, re-balances, and mergers may also result in higher brokerage commission costs.  There can be no guarantees the Funds will experience improved securities allocations during a transition.  The Funds may receive poor brokerage execution through the use of a transition manager, and the Funds could lose money.

IV.   CERTAIN FUNDAMENTAL AND OPERATING POLICIES AND RISKS
APPLICABLE TO THE MASTER FUNDS AND FEEDER FUNDS

The investment objective and principal investment strategies for each Feeder Fund, and its corresponding Master Fund, are discussed in the Feeder Funds’ prospectuses.  A further description of certain investment strategies used by the Master Funds is set forth below.  Because each Feeder Fund does not invest directly in securities, but rather invests directly in its corresponding Master Fund, each Feeder Fund is subject to the risks described below indirectly through its investment in the Master Fund, which invests directly in securities.  Note, however, that in the event that the Board determines that it is in the best interests of a Feeder Fund to withdraw its entire investment in a Master Fund and instead allow JNAM to direct the investment/reinvestment of the Feeder Fund’s assets directly in securities, then the Feeder Fund would directly utilize the following investment instruments and techniques and would be subject to the related risks, as applicable. The percentage limits described in the sections below are based on market value and are determined as of the time securities are purchased.

Certain descriptions in the prospectuses of the Feeder Funds and in this SAI of a particular investment practice or technique in which the Master Funds may engage or a financial instrument which the Master Funds may purchase are meant to describe the spectrum of investments that the Master Fund’s adviser, in its discretion, might, but is not required to, use in managing a Master Fund’s portfolio assets in accordance with the Master Fund’s investment objective, policies, and restrictions. It is possible that certain types of financial instruments or techniques may not be available, permissible, or effective for their intended purposes in all markets.

A.            AFIS MASTER FUNDS

New Fund Risks. Although the AFIS Master Funds have been in existence and thus have an operating history, the JNL/American Funds Feeder Funds are new funds, with limited operating history, which may result in additional risk.  There can be no assurance that each JNL/American Funds Feeder Fund will grow to or maintain an economically viable size, in which case the Board may determine to liquidate or otherwise alter a JNL/American Funds Feeder Fund.  While shareholder interests will be the paramount consideration, the timing of any action may not be favorable to certain individual shareholders.

Cybersecurity risks — With the increased use of technologies such as the Internet to conduct business, the series has become potentially more susceptible to operational and information security risks through breaches in cybersecurity. In general, a breach in cybersecurity can result from either a deliberate attack or an unintentional event. Cybersecurity breaches may involve, among other things, infection by computer viruses or other malicious software code or unauthorized access to the fund’s digital information systems, networks or devices through “hacking” or other means, in each case for the purpose of misappropriating assets or sensitive information (including, for example, personal shareholder information), corrupting data or causing operational disruption or failures in the physical infrastructure or operating systems that support the fund. Cybersecurity risks also include the risk of losses of service resulting from external attacks that do not require unauthorized access to the fund’s systems, networks or devices. For example, denial-of-service attacks on the investment adviser’s or an affiliate’s website could effectively render the fund’s network services unavailable to fund shareholders and other intended end-users. Any such cybersecurity breaches or losses of service may cause the fund to lose proprietary information, suffer data corruption or lose operational capacity, which, in turn, could cause the fund to incur regulatory penalties, reputational damage, and additional compliance costs associated with corrective measures and/or financial loss. While the fund and its investment adviser have established business continuity plans and risk management systems designed to prevent or reduce the impact of cybersecurity attacks, there are inherent limitations in such plans and systems due in part to the ever-changing nature of technology and cybersecurity attack tactics, and there is a possibility that certain risks have not been adequately identified or prepared for. In addition, cybersecurity failures by or breaches of the fund’s third-party service providers (including, but not limited to, the fund’s investment adviser, transfer agent, custodian, administrators and other financial intermediaries) may disrupt the business operations of the service providers and of the fund, potentially resulting in financial losses, the inability of fund shareholders to transact business with the fund and of the fund to process transactions, the inability of the fund to calculate its net asset value, violations of applicable privacy and other laws, rules and regulations, regulatory fines, penalties, reputational damage, reimbursement or other compensatory costs and/or additional compliance costs associated with implementation of any corrective measures. The series and its shareholders could be negatively impacted as a result of any such cybersecurity breaches, and there can be no assurance that the series will not suffer losses relating to cybersecurity attacks or other informational security breaches affecting the series’ third-party service providers in the future, particularly as the series cannot control any cybersecurity plans or systems implemented by such service providers.

Cybersecurity risks may also impact issuers of securities in which the fund invests, which may cause the fund’s investments in such issuers to lose value.

Equity Securities. The AFIS Master Funds (except Master Global Bond Fund) are eligible to invest in equity securities.

Equity securities represent an ownership position in a company. Equity securities held by the AFIS Master Funds typically consist of common stocks. The prices of equity securities fluctuate based on, among other things, events specific to their issuers and market, economic and other conditions. For example, prices of these securities can be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.  Holders of equity securities are no creditors of the issuer.  If an issuer liquidates, holders of equity securities are entitled to their pro rata share of the issuer’s assets, if any, after creditors (including the holders of fixed income securities and senior equity securities) are paid.

There may be little trading in the secondary market for particular equity securities, which may adversely affect the AFIS Master Funds’ ability to value accurately or dispose of such equity securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of equity securities.

The growth-oriented, equity-type securities generally purchased by certain of the AFIS Master Funds may involve large price swings and potential for loss.  To the extent the AFIS Master Funds invest in income-oriented, equity-type securities, income provided by the AFIS Master Funds may be reduced by changes in the dividend policies of, and the capital resources available at, the companies in which the AFIS Master Funds invest.

Debt Securities. The AFIS Master Funds (except for Blue Chip Income and Growth Fund) may invest in debt securities.  The Master Global Bond Fund invests in debt securities as part of its principal investment strategy as described in the Prospectus.  The Master Global Small Capitalization Fund may invest up to 10% of its assets, and the Master International Fund may invest up to 5% of its assets, in straight debt securities (i.e., debt securities that do not have equity conversion or purchase rights) rated Baa1 or below by and BBB+ or below by NRSROS or unrated but determined to be of equivalent quality by the funds’ investment adviser. The funds currently intend to look to the ratings from Moody’s Investors Services, Standard & Poor’s Ratings Services and Fitch Ratings. If rating agencies differ, securities will be considered to have received the highest of those ratings, consistent with the funds’ investment policies.

Debt securities, also known as “fixed-income securities,” are used by issuers to borrow money.  Generally, issuers pay investors periodic interest and repay the amount borrowed either periodically during the life of the security and/or at maturity.  Some debt securities, such as zero coupon bonds, do not pay current interest, but are purchased at a discount from their face values and their values accrete over time to face value at maturity.  Some debt securities bear interest at rates that are not fixed, but that vary with changes in specified market rates or indices.  The market prices of debt securities fluctuate depending on such factors as interest rates, credit quality and maturity.  In general, market prices of debt securities decline when interest rates rise and increase when interest rates fall.  These fluctuations will generally be greater for longer-term debt securities than for shorter-term debt securities.  Prices of these securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

Certain of the AFIS Master Funds may invest in lower rated debt securities.  The Master Global Bond Fund may invest up to 35% of its assets in debt securities rated Ba1 or below or BB+ or below by NRSROS or unrated but determined to be of equivalent quality by the fund’s investment adviser. The Master New World Fund may invest up to 25% of its assets, and the Master Growth-Income Fund may invest up to 5% of its assets in straight debt securities rated Ba1 or below or BB+ or below by NRSROS or unrated but determined to be of equivalent quality by the fund’s investment adviser.  Lower rated debt securities, rated Ba1 or below by Moody’s and/or BB+ or below by Standard & Poor’s Ratings Services or unrated but determined by CRMC to be of equivalent quality, are described by the rating agencies as speculative and involve greater risk of default or price changes due to changes in the issuer’s creditworthiness than higher rated debt securities, or they may already be in default. The market prices of these securities may fluctuate more than higher quality securities and may decline significantly in periods of general economic difficulty. It may be more difficult to dispose of, and to determine the value of, lower rated debt securities.  Investment grade bonds rated A or Baa by Moody’s and A or BBB by Standard & Poor’s Ratings Services may be more susceptible to changes in market or economic conditions than bonds rated in the highest rating categories.

Certain additional risk factors relating to debt securities are discussed below:

-    Sensitivity to Interest Rate and Economic Changes - Debt securities may be sensitive to economic changes, political and corporate developments, and interest rate changes. In addition, during an economic downturn or a period of rising interest rates, issuers that are highly leveraged may experience increased financial stress that could adversely affect their ability to meet projected business goals, to obtain additional financing and to service their principal and interest payment obligations. Periods of economic change and uncertainty also can be expected to result in increased volatility of market prices and yields of certain debt securities and derivative instruments. For example, during the financial crisis of 2007-2009, the Federal Reserve implemented a number of economic policies that impacted and may continue to impact interest rates and the market.  These policies, as well as potential actions by governmental entities both in and outside the U.S. may expose fixed-income markets to heightened volatility and may reduce liquidity for certain investments, which could cause the value of the AFIS Master Funds’ portfolio to decline.  Prices of debt securities can also be affected by financial contracts held by the issuer or third parties (such as derivatives) relating to the security or other assets or indices.

-    Payment Expectations - Debt securities may contain redemption or call provisions. If an issuer exercises these provisions in a lower interest rate market, the AFIS Master Funds would have to replace the security with a lower yielding security, resulting in decreased income to investors. If the issuer of a debt security defaults on its obligations to pay interest or principal or is the subject of bankruptcy proceedings, the AFIS Master Funds may incur losses or expenses in seeking recovery of amounts owed to them.

-    Liquidity and Valuation - There may be little trading in the secondary market for particular debt securities, which may affect adversely the AFIS Master Funds’ ability to value accurately or dispose of such debt securities. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and/or liquidity of debt securities.

CRMC attempts to reduce the risks described above through diversification of the AFIS Master Funds’ portfolios and by credit analysis of each issuer, as well as by monitoring broad economic trends and corporate and legislative developments, but there can be no assurance that it will be successful in doing so.

Credit ratings for debt securities provided by rating agencies reflect an evaluation of the safety of principal and interest payments, not market value risk. The rating of an issuer is a rating agency’s view of past and future potential developments related to the issuer and may not necessarily reflect actual outcomes. There can be a lag between the time of developments relating to an issuer and the time a rating is assigned and updated.

Bond rating agencies may assign modifiers (such as +/-) to ratings categories to signify the relative position of a credit within the rating category. Investment policies that are based on ratings categories should be read to include any security within that category, without giving consideration to the modifier except where otherwise provided. See Appendix A to this SAI for more information about credit ratings.

Securities With Equity And Debt Characteristics. The AFIS Master Funds may invest in securities that have a combination of equity and debt characteristics. These securities may at times behave more like equity than debt or vice versa. Some types of convertible bonds, preferred stocks or other preferred securities automatically convert into common stocks or other securities at a stated conversion ratio and some may be subject to redemption at the option of the issuer at a predetermined price. These securities ordinarily do not have voting rights and, prior to conversion, may pay a fixed rate of interest or a dividend.  They may have a preference over common stocks with respect to dividends and any residual assets after payment to creditors should the issuer be dissolved.  Because convertible securities have both debt and equity characteristics, their values vary in response to many factors, including the values of the securities into which they are convertible, general market and economic conditions, and convertible market valuations, as well as changes in interest rates, credit spreads and the credit quality of the issuer.

These securities may include hybrid securities, which also have equity and debt characteristics, such as a convertible bond that has features of an ordinary bond but may be influenced by the price of the stock into which it is convertible. Such securities are normally at the bottom of an issuer’s debt capital structure. As such, they may be more sensitive to economic changes than more senior debt securities. These securities may also be viewed as more equity-like by the market when the issuer or its parent company experience financial problems.

The prices and yields of nonconvertible preferred securities or preferred stocks generally move with changes in interest rates and the issuer’s credit quality, similar to the factors affecting debt securities. Nonconvertible preferred securities will be treated as debt for fund investment limit purposes.

Futures.  The AFIS Master Funds may enter into futures contracts to seek to manage an AFIS Master Fund’s interest rate sensitivity by increasing or decreasing the duration of the AFIS Master Funds or a portion of the AFIS Master Funds’ portfolios. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the AFIS Master Funds will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the AFIS Master Funds purchase or sell a security, such as a stock or bond, no price is paid or received by the AFIS Master Funds upon the purchase or sale of a futures contract. When the AFIS Master Funds enter into a futures contract, the AFIS Master Funds are required to deposit with their futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the AFIS Master Funds upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the AFIS Master Funds pay or receive cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the AFIS Master Funds but is instead a settlement between the AFIS Master Funds and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the AFIS Master Funds will mark-to-market their open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the AFIS Master Funds, the AFIS Master Funds may be entitled to return of margin owed to them only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the AFIS Master Funds. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the AFIS Master Funds.

When the AFIS Master Funds invest in futures contracts and deposits margin with an FCM, the AFIS Master Funds become subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the AFIS Master Funds, will be used to cover a loss caused by a different defaulting customer.  Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers.  As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations.  While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes.  If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy.  Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall.  A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts.  Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM.  If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Funds realize a gain; if it is more, the AFIS Master Funds realize a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Funds realize a gain; if it is less, the AFIS Master Funds realize a loss.

The AFIS Master Funds are generally required to segregate liquid assets equivalent to the AFIS Master Funds’ outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the AFIS Master Funds will segregate or earmark liquid assets in an amount equal to the contract price the AFIS Master Funds will be required to pay on settlement less the amount of margin deposited with an FCM.   For short positions in futures contracts that are not legally required to cash settle, the AFIS Master Funds will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the AFIS Master Funds are permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the AFIS Master Funds’ daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the AFIS Master Funds may set aside their daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to their net obligations under cash-settled futures, the AFIS Master Funds may be able to utilize these contracts to a greater extent than if the AFIS Master Funds were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the AFIS Master Funds has assets available to satisfy their obligations with respect to futures contracts and to limit any potential leveraging of the AFIS Master Funds’ portfolio. However, segregation of liquid assets will not limit the AFIS Master Funds’ exposure to loss. To maintain a sufficient amount of segregated assets, the AFIS Master Funds may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the AFIS Master Funds’ ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the AFIS Master Funds’ exposure to positive and negative price fluctuations in the reference asset, much as if the AFIS Master Funds had purchased the reference asset directly. When the AFIS Master Funds sell a futures contract, by contrast, the value of their futures positions will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the AFIS Master Funds may be prevented from promptly liquidating unfavorable futures positions and the AFIS Master Funds could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the AFIS Master Funds to substantial losses.

Additionally, the AFIS Master Funds may not be able to take other actions or enter into other transactions to limit or reduce their exposure to the position. Under such circumstances, the AFIS Master Funds would remain obligated to meet margin requirements until the position is cleared. As a result, the AFIS Master Funds’ access to other assets held to cover their futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the AFIS Master Funds. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the

United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Investing in Smaller Capitalization Stocks. Master Global Small Capitalization Fund, Master International Fund, Master New World Fund, and Master Growth-Income Fund may invest in the stocks of smaller capitalization companies (typically companies with market capitalizations of $4 billion and below at the time of purchase).  CRMC believes that the issuers of smaller capitalization stocks often provide attractive investment opportunities.  However, investing in smaller capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. For example, smaller companies often have limited product lines, limited operating histories, limited markets or financial resources, may be dependent on one or a few key persons for management, and can be more susceptible to losses. Also, their securities may be thinly traded (and therefore have to be sold at a discount from current prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings, thus creating a greater chance of loss than securities of larger capitalization companies. Because Master Global Small Capitalization Fund in particular emphasizes the stocks of issuers with smaller market capitalizations (by U.S. standards), it can be expected to have more difficulty obtaining information about the issuers or valuing or disposing of its securities than if it were to concentrate on larger capitalization stocks. The AFIS Master Funds determine relative market capitalizations using U.S. standards. Accordingly, the AFIS Master Funds’ investments in certain countries outside the United States may have larger market capitalizations relative to other companies within those countries.

Investing in Private Companies. Master Global Small Capitalization Fund, Master International Fund, Master New World Fund, Master Growth-Income Fund, and Master Global Bond Fund may invest in companies that have not publicly offered their securities. The Master Blue Chip Income and Growth Fund will not invest in private placements of stock of companies. Investing in private companies can involve greater risks than those associated with investing in publicly traded companies. For example, the securities of a private company may be subject to the risk that market conditions, developments within the company, investor perception, or regulatory decisions may delay or prevent the company from ultimately offering its securities to the public. Furthermore, these investments are generally considered to be illiquid until a company’s public offering and are often subject to additional contractual restrictions on resale that would prevent the AFIS Master Funds from selling their company shares for a period of time following the public offering. Investments in private companies can offer the AFIS Master Funds significant growth opportunities at attractive prices. However these investments can pose greater risk, and, consequently, there is no guarantee that positive results can be achieved in the future.

Investing Outside the U.S. The AFIS Master Funds may invest in securities of issuers domiciled outside the United States and which may be denominated in currencies other than the U.S. dollar.

Securities of issuers domiciled outside the United States, or with significant operations or revenues outside the United States, may lose value because of adverse political, social, economic or market developments (including social instability, regional conflicts, terrorism and war) in the countries or regions in which the issuers are domiciled, operate or generate revenue. These issuers may also be more susceptible to actions of foreign governments such as the imposition of price controls or punitive taxes that could adversely impact revenues. To the extent the AFIS Master Fund invests in securities that are denominated in currencies other than the U.S. dollar, these securities may also lose value due to changes in foreign currency exchange rates against the U.S. dollar and/or currencies of other countries. Securities markets in certain countries may be more volatile or less liquid than those in the United States. Investments outside the United States may also be subject to different accounting practices and different regulatory, legal and reporting standards, and may be more difficult to value, than those in the United States. In addition, the value of investments outside the United States may be reduced by foreign taxes, including foreign withholding taxes on interest and dividends. Further, there may be increased risks of delayed settlement of securities purchased or sold by the AFIS Master Fund. The risks of investing outside the United States may be heightened in connection with investments in emerging markets.

Additional costs could be incurred in connection with the AFIS Master Funds’ investment activities outside the United States. Brokerage commissions may be higher outside the United States, and the AFIS Master Funds will bear certain expenses in connection with its currency transactions. Furthermore, increased custodian costs may be associated with maintaining assets in certain jurisdictions.

Investing in emerging markets — Investing in emerging markets may involve risks in addition to and greater than those generally associated with investing in the securities markets of developed countries. For instance, developing countries may have less developed legal and accounting systems than those in developed countries. The governments of these countries may be less stable and more likely to impose capital controls, nationalize a company or industry, place restrictions on foreign ownership and on withdrawing sale proceeds of securities from the country, and/or impose punitive taxes that could adversely affect the prices of securities. In addition, the economies of these countries may be dependent on relatively few industries that are more susceptible to local and global changes. Securities markets in these countries can also be relatively small and have substantially lower trading volumes. As a result, securities issued in these countries may be more volatile and less liquid, and may be more difficult to value, than securities issued in countries with more developed economies and/or markets. Additionally, there may be increased settlement risks for transactions in local securities.

Although there is no universally accepted definition, the investment adviser generally considers an emerging market to be a market that is in the earlier stages of its industrialization cycle with a low per capita gross domestic product (“GDP”) and a low market capitalization to GDP ratio relative to those in the United States and the European Union, and would include markets commonly referred to as “frontier markets.”

Certain risk factors related to emerging markets

-            Currency Fluctuations – Certain emerging markets’ currencies have experienced and in the future may experience significant declines against the U.S. dollar. For example, if the U.S. dollar appreciates against foreign currencies, the value of the AFIS Master Funds’ emerging markets securities holdings would generally depreciate and vice versa.  Further, the AFIS Master Fund may lose money due to losses and other expenses incurred in converting various currencies to purchase and sell securities valued in currencies other than the U.S. dollar, as well as from currency restrictions, exchange control regulation and currency devaluations.

-            Government Regulation – Certain developing countries lack uniform accounting, auditing and financial reporting and disclosure standards, have less governmental supervision of financial markets than in the United States, and do not honor legal rights enjoyed in the United States. Certain governments may be more unstable and present greater risks of nationalization or restrictions on foreign ownership of local companies.

Repatriation of investment income, capital and the proceeds of sales by foreign investors may require governmental registration and/or approval in some developing countries. While the AFIS Master Funds will only invest in markets where these restrictions are considered acceptable by CRMC, a country could impose new or additional repatriation restrictions after the AFIS Master Fund’s investment. If this happened, the AFIS Master Funds’ response might include, among other things, applying to the appropriate authorities for a waiver of the restrictions or engaging in transactions in other markets designed to offset the risks of decline in that country. Such restrictions will be considered in relation to the AFIS Master Funds’ liquidity needs and other factors. Further, some attractive equity securities may not be available to the AFIS Master Funds if foreign shareholders already hold the maximum amount legally permissible.

While government involvement in the private sector varies in degree among developing countries, such involvement may in some cases include government ownership of companies in certain sectors, wage and price controls or imposition of trade barriers and other protectionist measures. With respect to any developing country, there is no guarantee that some future economic or political crisis will not lead to price controls, forced mergers of companies, expropriation or creation of government monopolies to the possible detriment of the AFIS Master Funds’ investments.

Fluctuations in inflation rates – Rapid fluctuations in inflation rates may have negative impacts on the economies and securities markets of certain emerging market countries.

-            Less Developed Securities Markets - Emerging markets may be less well-developed than other markets. These markets have lower trading volumes than the securities markets of more developed countries and markets may be unable to respond effectively to increases in trading volume. Consequently, these markets may be substantially less liquid than those of more developed countries and the securities of issuers located in these markets may have limited marketability. These factors may make prompt liquidation of substantial portfolio holdings difficult or impossible at times.

-            Settlement Risks - Settlement systems in developing countries are generally less well organized than those of developed markets. Supervisory authorities may also be unable to apply standards comparable to those in developed markets. Thus, there may be risks that settlement may be delayed and that cash or securities belonging to the AFIS Master Funds may be in jeopardy because of failures of or defects in the systems. In particular, market practice may require that payment be made before receipt of the security being purchased or that delivery of a security be made before payment is received. In such cases, default by a broker or bank (the “counterparty”) through whom the transaction is effected might cause the AFIS Master Fund to suffer a loss. The AFIS Master Fund will seek, where possible, to use counterparties whose financial status is such that this risk is reduced. However, there can be no certainty that the AFIS Master Fund will be successful in eliminating this risk, particularly as counterparties operating in developing countries frequently lack the standing or financial resources of those in developed countries. There may also be a danger that, because of uncertainties in the operation of settlement systems in individual markets, competing claims may arise with respect to securities held by or to be transferred to the AFIS Master Funds.

-            Insufficient Market Information - The AFIS Master Funds may encounter problems assessing investment opportunities in certain emerging markets in light of limitations on available information and different accounting, auditing and financial reporting standards. In such circumstances, CRMC will seek alternative sources of information, and to the extent CRMC is not satisfied with the sufficiency of the information obtained with respect to a particular market or security, the AFIS Master Funds will not invest in such market or security.

-            Taxation - Taxation of dividends and capital gains received by non-residents varies among developing countries and, in some cases, is comparatively high. In addition, developing countries typically have less well-defined tax laws and procedures and such laws may permit retroactive taxation so that the AFIS Master Funds could become subject in the future to local tax liability that it had not reasonably anticipated in conducting its investment activities or valuing its assets.

-            Litigation - The AFIS Master Funds and their shareholders may encounter substantial difficulties in obtaining and enforcing judgments against individuals residing outside of the U.S. and companies domiciled outside of the U.S.

-            Fraudulent Securities - Securities purchased by the AFIS Master Funds may subsequently be found to be fraudulent or counterfeit, resulting in a loss to the AFIS Master Funds.

Investing through Stock Connect.  The AFIS Master Funds may invest in China A-shares of certain Chinese companies listed and traded on the Shanghai Stock Exchange (“SSE”) through the Shanghai-Hong Kong Stock Connect Program (“Stock Connect”). Stock Connect is a securities trading and clearing program developed by the Stock Exchange of Hong Kong, the SSE and the China Securities Depository and Clearing Corporation Limited. It facilitates foreign investment in the People’s Republic of China (“PRC”) via brokers in Hong Kong. Investors through Stock Connect are subject to PRC regulations and SSE listing rules, among others. These could include limitations on trading or suspension of trading. These regulations are relatively new, untested and subject to changes which could adversely impact the AFIS Master Fund’s rights with respect to the securities. As Stock Connect is new there are no assurances that the necessary systems to run the program will function properly.

Stock Connect is subject to aggregate and daily quota limitations on purchases and the Master Fund may experience delays in transacting via Stock Connect. Once the daily quota is reached, the remaining orders for that day are rejected. A-shares obtained on Stock Connect may only be sold, purchased or otherwise transferred through Stock Connect. Stock Connect only operates when both PRC and Hong Kong markets are open for trading and when banking services are available in both markets for the corresponding settlement dates. A fund’s shares are held in an omnibus account and registered in nominee name. The AFIS Master Funds may have additional risks relating to investments in China, for example, through purchases in H shares of Chinese companies listed on the Hong Kong Exchange or as a Qualified Foreign Institutional Investor (“QFII”) purchasing A shares in China. Please see the sections on risks relating to investing outside of the United States and risks of investing in emerging markets for further information.

Synthetic local access instruments. Participation notes, market access warrants and other similar structured products (collectively, “synthetic local access instruments”) are instruments used by investors to obtain exposure to equity investments in local markets, such as in China and Saudi Arabia, where direct ownership by foreign investors is not permitted or is otherwise restricted by local law. Synthetic local access instruments, which are generally structured and sold over-the-counter by a local branch of a bank or broker-dealer that is permitted to purchase equity securities in the local market, are designed to replicate exposure to one or more underlying equity securities. The price and performance a synthetic local access instrument are normally intended to track the price and performance of the underlying equity assets as closely as possible. However, there can be no assurance that the results of synthetic local access instruments will replicate exactly the performance of the underlying securities due to transactions costs, taxes and other fees and expenses. The holder of a synthetic local access instrument may also be entitled to receive any dividends paid in connection with the underlying equity assets, but usually does not receive voting rights as it would if such holder directly owned the underlying assets.

Investment in synthetic local access instruments involve the same risks associated with a direct investment in the shares of the companies the instruments seek to replicate, including, in particular, the risks associated with investing outside the United States. Synthetic local access instruments also involve risks that are in addition to the risks normally associated with a direct investment in the underlying equity securities. For instance, synthetic local access instruments represent unsecured, unsubordinated contractual obligations of the banks or broker-dealers that issue them. Consequently, a purchaser of a synthetic local access instrument relies on the creditworthiness of such a bank or broker-dealer counterparty and has no rights under the instrument against the issuer of the underlying equity securities. Additionally, there is no guarantee that a liquid market for a synthetic local access instrument will exist or that the issuer of the instrument will be willing to repurchase the instrument when an investor wishes to sell it.

Currency Transactions.  Certain AFIS Master Funds may enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency (often referred to as a spot or cover transaction). In addition, certain AFIS Master Funds may enter into forward currency contracts to protect against changes in currency exchange rates. Certain AFIS Master Funds may also enter into forward currency contracts to seek to increase total return. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Although forward contracts entered into by the AFIS Master Fund will typically involve the purchase or sale of a currency against the U.S. dollar, the AFIS Master Fund also may purchase or sell one currency against another currency (other than the U.S. dollar).

Currency exchange rates generally are determined by forces of supply and demand in the foreign exchange markets and the relative merits of investment in different countries as viewed from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

Generally, an AFIS Master Fund will not attempt to protect against all potential changes in exchange rates and the use of forward contracts does not eliminate the risk of fluctuations in the prices of the underlying securities. If the value of the underlying securities declines or the amount of the AFIS Master Fund’s commitment increases because of changes in exchange rates, the AFIS Master Fund may need to provide additional cash or securities to satisfy its commitment under the forward contract. The AFIS Master Fund is also subject to the risk that it may be delayed or prevented from obtaining payments owed to it under the forward contract as a result of the insolvency or bankruptcy of the counterparty with which it entered into the forward contract or the failure of the counterparty to comply with the terms of the contract.

While entering into forward currency transactions could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain that may result from an increase in the value of the currency. In addition, an AFIS Master Fund may use foreign currency contracts in order to increase exposure to a certain currency or to shift exposure to currency fluctuations from one country to another. Entering into forward currency transactions may change the AFIS Master Fund’s exposure to currency exchange rates and could result in losses to the AFIS Master Fund if currencies do not perform as expected by the AFIS Master Fund’s investment adviser. For example, if the AFIS Master Fund’s investment adviser increases an AFIS Master Fund’s exposure to a foreign currency using forward contracts and that foreign currency’s value declines, the AFIS Master Fund may incur a loss. Forward currency contracts may give rise to leverage, or exposure to potential gains and losses in excess of the initial amount invested. Leverage magnifies gains and losses and could cause an AFIS Master Fund to be subject to more volatility than if it had not been leveraged, thereby resulting in a heightened risk of loss. The AFIS Master Fund will segregate liquid assets that will be marked to market daily to meet its forward contract commitments to the extent required by the U.S. Securities and Exchange Commission.

Forward currency transactions also may affect the character and timing of income, gain, or loss recognized by the AFIS Master Fund for U.S. tax purposes. The use of forward currency contracts could result in the application of the mark-to-market provisions of the Code and may cause an increase (or decrease) in the amount of taxable dividends paid by the AFIS Master Fund.

Forward Commitment, When Issued and Delayed Delivery Transactions. The AFIS Master Funds may enter into commitments to purchase or sell securities at a future date. When an AFIS Master Fund agrees to purchase such securities, it assumes the risk of any decline in value of the security from the date of the agreement. If the other party to such a transaction fails to deliver or pay for the securities, the AFIS Master Fund could miss a favorable price or yield opportunity, or could experience a loss.

The AFIS Master Funds will not use these transactions for the purpose of leveraging and will segregate liquid assets that will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions. Although these transactions will not be entered into for leveraging purposes, to the extent an AFIS Master Fund’s aggregate commitments in connection with these transactions exceed its segregated assets, the AFIS Master Fund temporarily could be in a leveraged position (because it may have an amount greater than its net assets subject to market risk). Should market values of the AFIS Master Fund’s portfolio securities decline while the AFIS Master Fund is in a leveraged position, greater depreciation of its net assets would likely occur than if it were not in such a position. The AFIS Master Funds will not borrow money to settle these transactions and, therefore, will liquidate other portfolio securities in advance of settlement if necessary to generate additional cash to meet their obligations. After a transaction is entered into, the AFIS Master Funds may still dispose of or renegotiate the transaction. Additionally, prior to receiving delivery of securities as part of a transaction, the AFIS Master Funds may sell such securities.

Master Global Bond Fund may enter into “roll” transactions which involve the sale of mortgage-backed or other securities together with a commitment to purchase similar, but not identical, securities at a later date. The AFIS Master Funds assume the risk of price and yield fluctuations during the time of the commitment. The AFIS Master Funds will segregate liquid assets which will be marked to market daily in an amount sufficient to meet their payment obligations in these transactions.

Repurchase Agreements. The AFIS Master Funds may enter into repurchase agreements under which the AFIS Master Funds buy a security and obtain a simultaneous commitment from the seller to repurchase the security at a specified time and price.  Because the security purchased constitutes collateral for the repurchase obligation, a repurchase agreement may be considered a loan that is collateralized by the security purchased.  Repurchase agreements permit the AFIS Master Funds to maintain liquidity and earn income over periods of time as short as overnight. The seller must maintain with the AFIS Master Funds’ custodian collateral equal to at least 100% of the repurchase price, including accrued interest, as monitored daily by CRMC. The AFIS Master Funds will only enter into repurchase agreements involving securities in which they could otherwise invest and with selected banks and securities dealers whose financial condition is monitored by CRMC. If the seller under the repurchase agreement defaults, the AFIS Master Funds may incur a loss if the value of the collateral securing the repurchase agreement has declined and may incur disposition costs in connection with liquidating the collateral. If bankruptcy proceedings are commenced with respect to the seller, realization of the collateral by the AFIS Master Funds may be delayed or limited.

Obligations backed by the “full faith and credit” of the U.S. Government. U.S. government obligations are securities backed by the full faith and credit of the U.S. government. U.S. government obligations include the following types of securities:

-    U.S. Treasury Securities - U.S. Treasury securities include direct obligations of the U.S. Treasury, such as Treasury bills, notes and bonds. For these securities, the payment of principal and interest is unconditionally guaranteed by the U.S. government, and thus they are of high credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates and in government policies, but, if held to maturity, are expected to be paid in full.

-    Federal Agency Securities - The securities of certain U.S. government agencies and government-sponsored entities are guaranteed as to the timely payment of principal and interest by the full faith and credit of the U.S. government. Such agencies and entities include The Federal Financing Bank (FFB), the Government National Mortgage Association (Ginnie Mae), the Veterans Administration (VA), the Federal Housing Administration (FHA), the Export-Import Bank (Exim Bank), the Overseas Private Investment Corporation (OPIC), the Commodity Credit Corporation (CCC) and the Small Business Administration (SBA).

Other Federal Agency Obligations.  Additional federal agency securities are neither direct obligations of, nor guaranteed by, the U.S. government. These obligations include securities issued by certain U.S. government agencies and government-sponsored entities. However, they generally involve some form of federal sponsorship: some operate under a government charter; some are backed by specific types of collateral; some are supported by the issuer’s right to borrow from the Treasury; and others are supported only by the credit of the issuing government agency or entity. These agencies and entities include, but are not limited to: Federal Home Loan Bank, Federal Home Loan Mortgage Corporation (Freddie Mac), Federal National Mortgage Association (Fannie Mae), Tennessee Valley Authority and Federal Farm Credit Bank System.

On September 7, 2008, Freddie Mac and Fannie Mae were placed into conservatorship by their new regulator, the Federal Housing Finance Agency. Simultaneously, the U.S. Treasury made a commitment of indefinite duration to maintain the positive net worth of both firms.

Temporary Liquidity Guarantee Program - The FDIC will guarantee payment of new senior unsecured debt issued by FDIC-insured depository institutions, U.S. bank holding companies and financial holding companies and certain U.S. savings and loan holding companies. The guarantee will cover all new senior unsecured debt issued under this program, including commercial paper, issued by these entities on or before December 31, 2009. Entities eligible to participate in this program may also issue debt that is not guaranteed by the FDIC. The guarantee will extend only until December 31, 2012, even if the debt has not then matured.

Commercial Paper Funding Facility (CPFF) - The Federal Reserve Bank of New York will lend money to a special purpose vehicle that will purchase eligible commercial paper from eligible issuers from October 27, 2008 until February 1, 2010. Under the CPFF, eligible issuers are U.S. domiciled issuers of commercial paper (including those with parent companies outside the U.S.) and eligible commercial paper must have a three month maturity, be U.S. dollar denominated and be rated at least A-1/P-1/F1 by two or more nationally recognized rating agencies.

Asset Backed Commercial Paper Money Market Fund Liquidity Facility (AMLF) - The Federal Reserve Bank of Boston will lend money to eligible borrowers, including U.S. depository institutions, bank holding companies and U.S. branches and agencies of banks domiciled outside the United States, in order to fund purchases of eligible asset backed commercial paper from money market funds until February 1, 2010. Under the AMLF, eligible asset backed commercial paper must be issued by a U.S. issuer that was in existence on September 18, 2008, be U.S. dollar denominated, be rated at least A-1, P-1 or F1 by at least two major rating agencies (or in the top rating category if rated by only one agency) and have a maturity that does not exceed 120 days if the borrower is a bank or 270 days for nonbank borrowers.

Government guarantees outside the U.S. - Various governments outside the U.S. have implemented or announced programs under which the government or a government agency will guarantee debt, including commercial paper, of financial institutions in that country.

Pass-Through Securities. The AFIS Master Funds may invest in various debt obligations backed by pools of mortgages or other assets including, but not limited to, loans on single family residences, home equity loans, mortgages on commercial buildings, credit card receivables and leases on airplanes or other equipment. Principal and interest payments made on the underlying asset pools backing these obligations are typically passed through to investors, net of any fees paid to any insurer or any guarantor of the securities. Pass-through securities may have either fixed or adjustable coupons. These securities include:

-    Mortgage-Backed Securities - These securities may be issued by U.S. government agencies and government-sponsored entities, such as Ginnie Mae, Fannie Mae and Freddie Mac, and by private entities. The payment of interest and principal on mortgage-backed obligations issued by U.S. government agencies may be guaranteed by the full faith and credit of the U.S. government (in the case of Ginnie Mae), or may be guaranteed by the issuer (in the case of Fannie Mae and Freddie Mac). However, these guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to those issued by U.S. government agencies and the underlying mortgages are not subject to the same underwriting requirements. However, these securities and the underlying mortgages are not guaranteed by any government agencies. These securities generally are structured with one or more types of credit enhancements such as insurance or letters of credit issued by private companies. Borrowers on the underlying mortgages are usually permitted to prepay their underlying mortgages. Prepayments can alter the effective maturity of these instruments.

-  Adjustable Rate Mortgage-backed Securities - Adjustable rate mortgage-backed securities (“ARMS”) have interest rates that reset at periodic intervals. Acquiring ARMS permits the fund to participate in increases in prevailing current interest rates through periodic adjustments in the coupons of mortgages underlying the pool on which ARMS are based. Such ARMS generally have higher current yield and lower price fluctuations than is the case with more traditional fixed income debt securities of comparable rating and maturity.  In addition, when prepayments of principal are made on the underlying mortgages during periods of rising interest rates, the fund can reinvest the proceeds of such prepayments at rates higher than those at which they were previously invested.  Mortgages underlying most ARMS, however, have limits on the allowable annual or lifetime increases that can be made in the interest rate that the mortgagor pays. Therefore, if current interest rates rise above such limits over the period of the limitation, the fund, when holding an ARMS, does not benefit from further increases in interest rates. Moreover, when interest rates are in excess of coupon  rates (i.e., the rates being paid by mortgagors) of the mortgages, ARMS behave more like fixed income securities and less like adjustable rate securities and are subject to the risks associated with fixed income securities. In addition, during periods of rising interest rates, increases in the coupon rate of adjustable rate mortgages generally lag current market interest rates slightly, thereby creating the potential for capital depreciation on such securities.  The fund’s current practice is to invest primarily in ARMS issued by U.S. government sponsored entities.

-    Collateralized Mortgage Obligations (CMOs) - CMOs are also backed by a pool of mortgages or mortgage loans, which are divided into two or more separate bond issues. CMOs issued by U.S. government agencies are backed by agency mortgages. Payments of principal and interest are passed through to each bond issue at varying schedules resulting in bonds with different coupons, effective maturities and sensitivities to interest rates. Some CMOs may be structured in a way that when interest rates change, the impact of changing prepayment rates on the effective maturities of certain issues of these securities is magnified. CMOs may be less liquid or may exhibit greater price volatility than other types of mortgage or asset-backed securities.

-    Commercial Mortgage-Backed Securities - These securities are backed by mortgages on commercial property, such as hotels, office buildings, retail stores, hospitals and other commercial buildings. These securities may have a lower prepayment uncertainty than other mortgage-related securities because commercial mortgage loans generally prohibit or impose penalties on prepayments of principal. In addition, commercial mortgage-related securities often are structured with some form of credit enhancement to protect against potential losses on the underlying mortgage loans. Many of the risks of investing in commercial mortgage-backed securities reflect the risks of investing in the real estate securing the underlying mortgage loans, including the effects of local and other economic conditions on real estate markets, the ability of tenants to make rental payments and the ability of a property to attract and retain tenants. Commercial mortgage-backed securities may be less liquid or exhibit greater price volatility than other types of mortgage or asset-backed securities.

-    Asset-Backed Securities - These securities are backed by other assets such as credit card, automobile or consumer loan receivables, retail installment loans or participations in pools of leases. Credit support for these securities may be based on the underlying assets and/or provided through credit enhancements by a third party. The values of these securities are sensitive to changes in the credit quality of the underlying collateral, the credit strength of the credit enhancement, changes in interest rates and at times the financial condition of the issuer. Obligors of the underlying assets also may make prepayments that can change effective maturities of the asset-backed securities.  These securities may be less liquid and more difficult to value than other securities.

“IOs” and “POs” are issued in portions or tranches with varying maturities and characteristics. Some tranches may only receive the interest paid on the underlying mortgages (IOs) and others may only receive the principal payments (POs). The values of IOs and POs are extremely sensitive to interest rate fluctuations and prepayment rates, and IOs are also subject to the risk of early repayment of the underlying mortgages that will substantially reduce or eliminate interest payments.

Warrants and Rights.  The AFIS Master Funds may purchase warrants, which may be issued together with bonds or preferred stocks. Warrants generally entitle the holder to buy a proportionate amount of common stock at a specified price, usually higher than the current market price. Warrants may be issued with an expiration date or in perpetuity. Rights are similar to warrants except that they normally entitle the holder to purchase common stock at a lower price than the current market price.

Depositary receipts. Depositary receipts are securities that evidence ownership interests in, and represent the right to receive, a security or a pool of securities that have been deposited with a bank or trust depository. Certain AFIS Master Funds may invest in American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”), and other similar securities. For ADRs, the depository is typically a U.S. financial institution and the underlying securities are issued by a non-U.S. entity. For other depositary receipts, the depository may be a non-U.S. or a U.S. entity, and the underlying securities may be issued by a non-U.S. or a U.S. entity. Depositary receipts will not necessarily be denominated in the same currency as their underlying securities. Generally, ADRs are issued in registered form, denominated in U.S. dollars, and designed for use in the U.S. securities markets. Other depositary receipts, such as EDRs and GDRs, may be issued in bearer form, may be denominated in either U.S. dollars or in non-U.S. currencies, and are primarily designed for use in securities markets out the United States. ADRs, EDRs and GDRs can be sponsored by the issuing bank or trust company or the issuer of the underlying securities. Although the issuing bank or trust company may impose charges for the collection of dividends and the conversion of such securities into the underlying securities, generally no fees are imposed on the purchase or sale of these securities other than transaction fees ordinarily involved with trading stock. Such securities may be less liquid or may trade at a lower price than the underlying securities of the issuer. Additionally, the issuers of securities underlying depositary receipts may not be obligated to timely disclose information that is considered material under the securities laws of the United States. Therefore, less information may be available regarding these issuers than about the issuers of other securities and there may not be a correlation between such information and the market value of the depositary receipts.

Inflation-Linked Bonds. Master Global Bond Fund may invest in inflation-linked bonds issued by governments, their agencies or instrumentalities and corporations.

The principal amount of an inflation-linked bond is adjusted in response to changes in the level of an inflation index, such as the Consumer Price Index for Urban Consumers. If the index measuring inflation falls, the principal value or coupon of these securities will be reduced.  Also, if the principal value of these securities is adjusted according to the rate of inflation, the adjusted principal value repaid at maturity may be less than the original principal.  In the case of U.S. Treasury Inflation-Protected Securities (TIPS), currently the only inflation linked security that is issued by the U.S Treasury, the principal amounts are adjusted daily based upon changes in the rate of inflation (as currently represented by the non-seasonally adjusted CPURNSA, calculated with a three-month lag). TIPS may pay interest semi-annually, equal to a fixed percentage of the inflation-adjusted principal amount. The interest rate on these bonds is fixed at issuance, but over the life of the bond, this interest may be paid on an increasing or decreasing principal amount that has been adjusted for inflation. The current market value of TIPS is not guaranteed and will fluctuate.  However, the U.S. government guarantees that, at maturity, principal will be repaid at the higher of the original face value of the security (in the event of deflation) or the inflation adjusted value.

Other non-U.S. sovereign governments also issue inflation linked securities that are tied to their own local consumer price index and that offer similar deflationary protection. In certain of these non-U.S. jurisdictions, the repayment of the original bond principal upon the maturity of an inflation-linked bond is not guaranteed, allowing for the amount of the bond repaid at maturity to be less than par. Corporations also periodically issue inflation linked securities tied to CPURNSA or similar inflationary indexes. While TIPS and non-U.S. sovereign inflation linked securities are currently the largest part of the inflation linked market, the fund may invest in corporate inflation linked securities.

The value of inflation protected securities is expected to change in response to the changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates would decline, leading to an increase in value of the inflation protected securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation protected securities. There can be no assurance, however, that the value of inflation protected securities will be directly correlated to the changes in interest rates. If interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security’s inflation measure.

The interest rate for inflation-linked bonds is fixed at issuance as a percentage of this adjustable principal. Accordingly, the actual interest income may both rise and fall as the principal amount of the bonds adjusts in response to movements of the consumer price index. For example, typically interest income would rise during a period of inflation and fall during a period of deflation.

The market for inflation protected securities may be less developed or liquid, and more volatile, than certain other securities markets. There is a limited number of inflation protected securities currently available for the AFIS Master Funds to purchase, making the market less liquid and more volatile than the U.S. Treasury and agency markets.

Real Estate Investment Trusts. Real estate investment trusts (“REITs”), which primarily invest in real estate or real estate-related loans, may issue equity or debt securities. Equity REITs own real estate properties, while mortgage REITs hold construction, development and/or long-term mortgage loans. The values of REITs may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, tax laws and regulatory requirements, such as those relating to the environment. Both types of REITs are dependent upon management skill and the cash flows generated by their holdings, the real estate market in general and the possibility of failing to qualify for any applicable pass-through tax treatment or failing to maintain any applicable exemptive status afforded under relevant laws.

Variable and Floating Rate Obligations — The interest rates payable on certain securities in which certain of the funds may invest may not be fixed but may fluctuate based upon changes in market rates or credit ratings. Variable and floating rate obligations bear coupon rates that are adjusted at designated intervals, based on the then current market rates of interest or credit ratings. The rate adjustment features tend to limit the extent to which the market value of the obligations will fluctuate.

Cash and Cash Equivalents. The AFIS Master Funds may hold cash or invest in cash equivalents. Cash equivalents include (a) commercial paper (for example, short-term notes with maturities typically up to 12 months in length issued by corporations, governmental bodies or bank/corporation sponsored conduits (asset-backed commercial paper)); (b) short-term bank obligations (for example, certificates of deposit, bankers’ acceptances (time drafts on a commercial bank where the bank accepts an irrevocable obligation to pay at maturity)) or bank notes; (c) savings association and savings bank obligations (for example, bank notes and certificates of deposit issued by savings banks or savings associations); (d) securities of the U.S. government, its agencies or instrumentalities that mature, or that may be redeemed, in one year or less; and (e) corporate bonds and notes that mature, or that may be redeemed, in one year or less.

“Savings association obligations” include certificates of deposit (interest-bearing time deposits) issued by savings banks or savings and loan associations.

“Floating rate obligations” have a coupon rate that changes at least annually and generally more frequently. The coupon rate is set in relation to money market rates. The obligations, issued primarily by banks, other corporations, governments and semi-governmental bodies, may have a maturity in excess of one year. In some cases, the coupon rate may vary with changes in the yield on Treasury bills or notes or with changes in LIBOR (London Interbank Offering Rate). CRMC considers floating rate obligations to be liquid investments because a number of securities dealers make active markets in these securities.

4(2) commercial paper. Certain AFIS Master Funds may purchase commercial paper issued pursuant to Section 4(2) of the 1933 Act. 4(2) commercial paper has substantially the same price and liquidity characteristics as commercial paper generally, except that the resale of 4(2) commercial paper is limited to the institutional investor marketplace. Such a restriction on resale makes 4(2) commercial paper technically a restricted security under the 1933 Act. In practice, however, 4(2) commercial paper can be resold as easily as any other unrestricted security held by an AFIS Master Fund. Accordingly, 4(2) commercial paper has been determined to be liquid under procedures adopted by the AFIS Master Funds’ board of trustees.

Restricted or Illiquid Securities. The AFIS Master Funds may purchase securities subject to restrictions on resale. Restricted securities may only be sold pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “1933 Act”), or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. Difficulty in selling such securities may result in a loss to the AFIS Master Funds or cause them to incur additional administrative costs.

Some fund holdings (including some restricted securities) may be deemed illiquid if they cannot be sold in the ordinary course of business at approximately the price at which the fund values them. The determination of whether a holding is considered liquid or illiquid is made by the Series’ adviser under procedures adopted by the AFIS Master Funds’ board. CRMC makes this determination based on factors it deems relevant, such as the frequency and volume of trading, the commitment of dealers to make markets and the availability of qualified investors, all of which can change from time to time. The AFIS Master Fund may incur significant additional costs in disposing of illiquid securities. If the AFIS Master Fund holds more than 15% of its net assets in illiquid assets due to appreciation of illiquid securities, the depreciation of liquid securities or changes in market conditions, the AFIS Master Fund will seek over time to increase its investments in liquid securities to the extent practicable.

Loan Assignments and Participations. The AFIS Master Funds may invest in loans or other forms of indebtedness that represent interests in amounts owed by corporations or other borrowers (collectively “borrowers”). Loans may be originated by the borrower in order to address its working capital needs, as a result of a reorganization of the borrower’s assets and liabilities (recapitalizations), to merge with or acquire another company (mergers and acquisitions), to take control of another company (leveraged buy-outs), to provide temporary financing (bridge loans), or for other corporate purposes.

Some loans may be secured in whole or in part by assets or other collateral. The greater the value of the assets securing the loan the more the lender is protected against loss in the case of nonpayment of principal or interest. Loans made to highly leveraged borrowers may be especially vulnerable to adverse changes in economic or market conditions and may involve a greater risk of default. CRMC generally makes investment decisions based on publicly available information, but may rely on non-public information if necessary. Borrowers may offer to provide lenders with material, non-public information regarding a specific loan or the borrower in general.

Some loans may represent revolving credit facilities or delayed funding loans, in which a lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. These commitments may have the effect of requiring the AFIS Master Fund to increase its investment in a company at a time when it might not otherwise decide to do so (including at a time when the company’s financial condition makes it unlikely that such amounts will be repaid). To the extent that the AFIS Master Fund is committed to advance additional funds, the AFIS Master Fund will segregate assets determined to be liquid in an amount sufficient to meet such commitments.

Some loans may represent debtor-in-possession financings (commonly known as “DIP financings”). DIP financings are arranged when an entity seeks the protections of the bankruptcy court under Chapter 11 of the U.S. Bankruptcy Code. These financings allow the entity to continue its business operations while reorganizing under Chapter 11. Such financings constitute senior liens on unencumbered collateral (i.e., collateral not subject to other creditors’

claims).  There is a risk that the entity will not emerge from Chapter 11 and be forced to liquidate its assets under Chapter 7 of the U.S. Bankruptcy Code. In the event of liquidation, the AFIS Master Fund’s only recourse will be against the collateral securing the DIP financing.

CRMC generally chooses not to receive this information. As a result, CRMC may be at a disadvantage compared to other investors that may receive such information.

CRMC’s decision not to receive material, non-public information may impact CRMC’s ability to assess a borrower’s requests for amendments or waivers to provisions in the loan agreement. However, CRMC may on a case-by-case basis decide to receive such information when it deems prudent. In these situations CRMC may be restricted from trading the loan or buying or selling other debt and equity securities of the borrower while it is in possession of such material, non-public information, even if such loan or other security is declining in value.

The AFIS Master Funds normally acquire loan obligations through an assignment from another lender, but also may acquire loan obligations by purchasing participation interests from lenders or other holders of the interests. When the AFIS Master Funds purchase assignments they acquire direct contractual rights against the borrower on the loan. The AFIS Master Funds acquire the right to receive principal and interest payments directly from the borrower and to enforce their rights as a lender directly against the borrower. However, because assignments are arranged through private negotiations between potential assignees and potential assignors, the rights and obligations acquired by an AFIS Master Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender. Loan assignments are often administered by a financial institution that acts as agent for the holders of the loan, and the AFIS Master Fund may be required to receive approval from the agent and/or borrower prior to the purchase of a loan. Risks may also arise due to the inability of the agent to meet its obligations under the loan agreement.

Loan participations are loans or other direct debt instruments that are interests in amounts owed by the borrower to another party. They may represent amounts owed to lenders or lending syndicates to suppliers of goods or services, or to other parties. The AFIS Master Funds will have the right to receive payments of principal, interest and any fees to which they are entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing participations, the AFIS Master Funds generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. In addition, the AFIS Master Funds may not directly benefit from any collateral supporting the loan in which they have purchased the participation and the AFIS Master Funds will have to rely on the agent bank or other financial intermediary to apply appropriate credit remedies. As a result, the AFIS Master Funds will be subject to the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling a participation, an AFIS Master Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Investments in loan participations and assignments present the possibility that the AFIS Master Funds could be held liable as a co-lender under emerging legal theories of lender liability. In addition, if the loan is foreclosed, the AFIS Master Funds could be part owner of any collateral and could bear the costs and liabilities of owning and disposing of the collateral. The AFIS Master Funds anticipate that loan participations could be sold only to a limited number of institutional investors. In addition, some loan participations and assignments may not be rated by major rating agencies and may not be protected by the securities laws.

Reverse Repurchase Agreements. Master Global Bond Fund is authorized to enter into reverse repurchase agreements. A reverse repurchase agreement is the sale of a security by an AFIS Master Fund and its agreement to repurchase the security at a specified time and price. An AFIS Master Fund will segregate liquid assets which will be marked to market daily in an amount sufficient to cover its obligations under reverse repurchase agreements with broker-dealers (no collateral is required on reverse repurchase agreements with banks). Under the 1940 Act, reverse repurchase agreements may be considered borrowing by an AFIS Master Fund. The use of reverse repurchase agreements by an AFIS Master Fund creates leverage which increases the AFIS Master Fund’s investment risk. As an AFIS Master Fund’s aggregate commitments under these reverse repurchase agreements increase, the opportunity for leverage similarly increases. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, an AFIS Master Fund’s earnings or net asset value will increase faster than otherwise would be the case;

conversely, if the income and gains fail to exceed the costs, an AFIS Master Fund’s earnings or net asset value would decline faster than otherwise would be the case.

Maturity. There are no restrictions on the maturity compositions of the portfolios of certain AFIS Master Funds. Certain AFIS Master Funds invest in debt securities with a wide range of maturities. Under normal market conditions, longer term securities yield more than shorter term securities, but are subject to greater price fluctuations.

Interest rate swaps. Certain AFIS Master Funds may enter into interest rate swaps to seek to manage the interest rate sensitivity of AFIS Master Funds by increasing or decreasing the duration of the fund or a portion of an AFIS Master Fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, an AFIS Master Fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. Certain AFIS Master Funds will generally segregate assets with a daily value at least equal to the excess, if any, of an AFIS Master Fund’s accrued obligations under the swap agreement over the accrued amount an AFIS Master Fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the AFIS Master Fund’s investment adviser. To the extent an AFIS Master Fund enters into bilaterally negotiated swap transactions, an AFIS Master Fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, an AFIS Master Fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate) counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Derivatives — In pursuing its investment objective, certain AFIS Master Funds may invest in derivative instruments. A derivative is a financial instrument, the value of which depends on, or is otherwise derived from, another underlying variable. Most often, the variable underlying a derivative is the price of a traded asset, such as a traditional cash security (e.g., a stock or bond), a currency or a commodity; however, the value of a derivative can be dependent on almost any variable, from the level of an index or a specified rate to the occurrence (or non-occurrence) of a credit event with respect to a specified reference asset. In addition to investing in forward currency contracts, as described above under “Currency transactions,” the AFIS Master Fund may take positions in futures contracts, interest rate swaps and credit default swap indices, each of which is a derivative instrument described in greater detail below.

Derivative instruments may be distinguished by the manner in which they trade: some are standardized instruments that trade on an organized exchange while others are individually negotiated and traded in the over-the-counter (OTC) market. Derivatives also range broadly in complexity, from simple derivatives to more complex instruments. As a general matter, however, all derivatives — regardless of the manner in which they trade or their relative complexities — entail certain risks, some of which are different from, and potentially greater than, the risks associated with investing directly in traditional cash securities.

As is the case with traditional cash securities, derivative instruments are generally subject to counterparty credit risk; however, in some cases, derivatives may pose counterparty risks greater than those posed by cash securities. The use of derivatives involves the risk that a loss may be sustained by the AFIS Master Fund as a result of the failure of the AFIS Master Fund’s counterparty to make required payments or otherwise to comply with its contractual obligations. For some derivatives, though, the value of — and, in effect, the return on — the instrument may be dependent on both the individual credit of the AFIS Master Fund’s counterparty and on the credit of one or more issuers of any underlying assets. If the AFIS Master Fund does not correctly evaluate the creditworthiness of its counterparty and, where applicable, of issuers of any underlying reference assets, the AFIS Master Fund’s investment in a derivative instrument may result in losses. Further, if an AFIS Master Fund’s counterparty were to default on its obligations, the AFIS Master Fund’s contractual remedies against such counterparty may be subject to applicable bankruptcy and insolvency laws, which could affect the AFIS Master Fund’s rights as a creditor and delay or impede the AFIS Master Fund’s ability to receive the net amount of payments that it is contractually entitled to receive.

The value of some derivative instruments in which the fund invests may be particularly sensitive to changes in prevailing interest rates, currency exchange rates or other market conditions. Like the AFIS Master Fund’s other investments, the ability of the AFIS Master Fund to successfully utilize such derivative instruments may depend in part upon the ability of the fund’s investment adviser to accurately forecast interest rates and other economic factors. The success of the AFIS Master Fund’s derivative investment strategy will also depend on CRMC’s ability to assess and predict the impact of market or economic developments on the derivative instruments in which the AFIS Master Fund invests, in some cases without having had the benefit of observing the performance of a derivative under all possible market conditions. If CRMC incorrectly forecasts such factors and has taken positions in derivative instruments contrary to prevailing market trends, or if CRMC incorrectly predicts the impact of developments on a derivative instrument, the AFIS Master Fund could be exposed to the risk of loss.

Certain derivatives may also be subject to liquidity and valuation risks. The potential lack of a liquid secondary market for a derivative (and, particularly, for an OTC derivative) may cause difficulty in valuing or selling the instrument. If a derivative transaction is particularly large or if the relevant market is illiquid, as is often the case with many privately-negotiated OTC derivatives, the AFIS Master Fund may not be able to initiate a transaction or to liquidate a position at an advantageous time or price. Particularly when there is no liquid secondary market for the AFIS Master Fund’s derivative positions, the AFIS Master Fund may encounter difficulty in valuing such illiquid positions. The value of a derivative instrument does not always correlate perfectly with its underlying asset, rate or index, and many derivatives, and OTC derivatives in particular, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the AFIS Master Fund.

Because certain derivative instruments may obligate the AFIS Master Fund to make one or more potential future payments, which could significantly exceed the value of the AFIS Master Fund’s initial investments in such instruments, derivative instruments may also have a leveraging effect on the AFIS Master Fund’s portfolio. Certain derivatives have the potential for unlimited loss, irrespective of the size of the AFIS Master Fund’s investment in the instrument. When the AFIS Master Fund leverages its portfolio, investments in that AFIS Master Fund will tend to be more volatile, resulting in larger gains or losses in response to market changes. In accordance with applicable regulatory requirements, the AFIS Master Fund will generally segregate or earmark liquid assets, or enter into offsetting financial positions, to cover its obligations under derivative instruments, effectively limiting the risk of leveraging the AFIS Master Fund’s portfolio. Because the AFIS Master Fund is legally required to maintain asset coverage or offsetting positions in connection with leveraging derivative instruments, the AFIS Master Fund’s investments in such derivatives may also require the AFIS Master Fund to buy or sell portfolio securities at disadvantageous times or prices in order to comply with applicable requirements.

Futures — The AFIS Master Fund may enter into futures contracts to seek to manage the AFIS Master Fund’s interest rate sensitivity by increasing or decreasing the duration of the AFIS Master Fund or a portion of the AFIS Master Fund’s portfolio. A futures contract is an agreement to buy or sell a security or other financial instrument (the “reference asset”) for a set price on a future date. Futures contracts are standardized, exchange-traded contracts, and, when a futures contract is bought or sold, the AFIS Master Fund will incur brokerage fees and will be required to maintain margin deposits.

Unlike when the AFIS Master Fund purchases or sells a security, such as a stock or bond, no price is paid or received by the AFIS Master Fund upon the purchase or sale of a futures contract. When the AFIS Master Fund enters into a futures contract, the AFIS Master Fund is required to deposit with its futures broker, known as a futures commission merchant (FCM), a specified amount of liquid assets in a segregated account in the name of the FCM at the applicable derivatives clearinghouse or exchange. This amount, known as initial margin, is set by the futures exchange on which the contract is traded and may be significantly modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the AFIS Master Fund upon termination of the contract, assuming all contractual obligations have been satisfied. Additionally, on a daily basis, the AFIS Master Fund pays or receives cash, or variation margin, equal to the daily change in value of the futures contract. Variation margin does not represent a borrowing or loan by the AFIS Master Fund but is instead a settlement between the AFIS Master Fund and the FCM of the amount one party would owe the other if the futures contract expired. In computing daily net asset value, the AFIS Master Fund will mark-to-market its open futures positions. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of the AFIS Master Fund, the AFIS Master Fund may be entitled to return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the AFIS Master Fund. An event of bankruptcy or insolvency at a clearinghouse or exchange holding initial margin could also result in losses for the AFIS Master Fund.

When the AFIS Master Fund invests in futures contracts and deposits margin with an FCM, the AFIS Master Fund becomes subject to so-called “fellow customer” risk – that is, the risk that one or more customers of the FCM will default on their obligations and that the resulting losses will be so great that the FCM will default on its obligations and margin posted by one customer, such as the AFIS Master Fund, will be used to cover a loss caused by a different defaulting customer. Applicable rules generally prohibit the use of one customer’s funds to meet the obligations of another customer and limit the ability of an FCM to use margin posed by non-defaulting customers to satisfy losses caused by defaulting customers. As a general matter, an FCM is required to use its own funds to meet a defaulting customer’s obligations. While a customer’s loss would likely need to be substantial before non-defaulting customers would be exposed to loss on account of fellow customer risk, applicable rules nevertheless permit the commingling of margin and do not limit the mutualization of customer losses from investment losses, custodial failures, fraud or other causes. If the loss is so great that, notwithstanding the application of an FCM’s own funds, there is a shortfall in the amount of customer funds required to be held in segregation, the FCM could default and be placed into bankruptcy. Under these circumstances, bankruptcy law provides that non-defaulting customers will share pro rata in any shortfall. A shortfall in customer segregated funds may also make the transfer of the accounts of non-defaulting customers to another FCM more difficult.

Although certain futures contracts, by their terms, require actual future delivery of and payment for the reference asset, in practice, most futures contracts are usually closed out before the delivery date by offsetting purchases or sales of matching futures contracts. Closing out an open futures contract purchase or sale is effected by entering into an offsetting futures contract sale or purchase, respectively, for the same aggregate amount of the identical reference asset and the same delivery date with the same FCM. If the offsetting purchase price is less than the original sale price (in each case taking into account transaction costs, including brokerage fees), the fund realizes a gain; if it is more, the AFIS Master Fund realizes a loss. Conversely, if the offsetting sale price is more than the original purchase price (in each case taking into account transaction costs, including brokerage fees), the AFIS Master Fund realizes a gain; if it is less, the fund realizes a loss.

The AFIS Master Fund is generally required to segregate liquid assets equivalent to the AFIS Master Fund’s outstanding obligations under each futures contract. With respect to long positions in futures contracts that are not legally required to cash settle, the AFIS Master Fund will segregate or earmark liquid assets in an amount equal to the contract price the AFIS Master Fund will be required to pay on settlement less the amount of margin deposited with an FCM. For short positions in futures contracts that are not legally required to cash settle, the AFIS Master Fund will segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the market value of the reference asset underlying the futures contract. With respect to futures contracts that are required to cash settle, however, the AFIS Master Fund is permitted to segregate or earmark liquid assets in an amount that, when added to the amounts deposited with an FCM as margin, equals the AFIS Master Fund’s daily marked-to-market (net) obligation under the contract (i.e., the daily market value of the contract itself), if any; in other words, the AFIS Master Fund may set aside its daily net liability, if any, rather than the notional value of the futures contract. By segregating or earmarking assets equal only to its net obligation under cash-settled futures, the AFIS Master Fund may be able to utilize these contracts to a greater extent than if the AFIS Master Fund were required to segregate or earmark assets equal to the full contract price or current market value of the futures contract. Such segregation of assets is intended to ensure that the AFIS Master Fund has assets available to satisfy its obligations with respect to futures contracts and to limit any potential leveraging of the AFIS Master Fund’s portfolio. However, segregation of liquid assets will not limit the AFIS Master Fund’s exposure to loss. To maintain a sufficient amount of segregated assets, the AFIS Master Fund may also have to sell less liquid portfolio securities at disadvantageous prices, and the earmarking of liquid assets will have the effect of limiting the AFIS Master Fund’s ability to otherwise invest those assets in other securities or instruments.

The value of a futures contract tends to increase and decrease in tandem with the value of its underlying reference asset. Purchasing futures contracts will, therefore, tend to increase the AFIS Master Fund’s exposure to positive and negative price fluctuations in the reference asset, much as if the AFIS Master Fund had purchased the reference asset directly. When the AFIS Master Fund sells a futures contract, by contrast, the value of its futures position will tend to move in a direction contrary to the market for the reference asset. Accordingly, selling futures contracts will tend to offset both positive and negative market price changes, much as if the reference asset had been sold.

There is no assurance that a liquid market will exist for any particular futures contract at any particular time. Futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit in a given day. On volatile trading days, when the price fluctuation limit is reached and a trading halt is imposed, it may be impossible to enter into new positions or close out existing positions. If the market for a futures contract is not liquid because of price fluctuation limits or other market conditions, the AFIS Master Fund may be prevented from promptly liquidating unfavorable futures positions and the AFIS Master Fund could be required to continue to hold a position until delivery or expiration regardless of changes in its value, potentially subjecting the AFIS Master Fund to substantial losses. Additionally, the AFIS Master Fund may not be able to take other actions or enter into other transactions to limit or reduce its exposure to the position. Under such circumstances, the AFIS Master Fund would remain obligated to meet margin requirements until the position is cleared. As a result, the AFIS Master Fund’s access to other assets held to cover its futures positions could also be impaired.

Although futures exchanges generally operate similarly in the United States and abroad, foreign futures exchanges may follow trading, settlement and margin procedures that are different than those followed by futures exchanges in the United States. Futures contracts traded outside the United States may not involve a clearing mechanism or related guarantees and may involve greater risk of loss than U.S.-traded contracts, including potentially greater risk of losses due to insolvency of a futures broker, exchange member, or other party that may owe initial or variation margin to the AFIS Master Fund. Margin requirements on foreign futures exchanges may be different than those of futures exchanges in the United States, and, because initial and variation margin payments may be measured in foreign currency, a futures contract traded outside the United States may also involve the risk of foreign currency fluctuations.

Interest rate swaps — The AFIS Master Fund may enter into interest rate swaps to seek to manage the interest rate sensitivity of the AFIS Master Fund by increasing or decreasing the duration of the AFIS Master Fund or a portion of the AFIS Master Fund’s portfolio. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in an interest rate or rates. Typically, one interest rate is fixed and the other is based on a designated short-term interest rate such as the London Interbank Offered Rate (LIBOR), prime rate or other benchmark. Interest rate swaps generally do not involve the delivery of securities or other principal amounts. Rather, cash payments are exchanged by the parties based on the application of the designated interest rates to a notional amount, which is the predetermined dollar principal of the trade upon which payment obligations are computed. Accordingly, the AFIS Master Fund’s current obligation or right under the swap agreement is generally equal to the net amount to be paid or received under the swap agreement based on the relative value of the position held by each party. The AFIS Master Fund will generally segregate assets with a daily value at least equal to the excess, if any, of the AFIS Master Fund’s accrued obligations under the swap agreement over the accrued amount the AFIS Master Fund is entitled to receive under the agreement, less the value of any posted margin or collateral on deposit with respect to the position.

The use of interest rate swaps involves certain risks, including losses if interest rate changes are not correctly anticipated by the fund’s investment adviser. To the extent the AFIS Master Fund enters into bilaterally negotiated swap transactions, the AFIS Master Fund will enter into swap agreements only with counterparties that meet certain credit standards; however, if the counterparty’s creditworthiness deteriorates rapidly and the counterparty defaults on its obligations under the swap agreement or declares bankruptcy, an AFIS Master Fund may lose any amount it expected to receive from the counterparty. Certain interest rate swap transactions are currently subject to mandatory central clearing or may be eligible for voluntary central clearing. Because clearing interposes a central clearinghouse as the ultimate counterparty to each participant’s swap, central clearing is intended to decrease (but not eliminate)  counterparty risk relative to uncleared bilateral swaps. Additionally, the term of an interest rate swap can be days, months or years and, as a result, certain swaps may be less liquid than others.

Equity-linked notes.  The Fund may purchase equity-linked notes to enhance the current income of its portfolio.  Equity-linked notes are hybrid instruments that are specially designed to combine the characteristics of one or more reference securities — usually a single stock, a stock index or a basket of stocks — and a related equity derivative, such as a put or call option, in a single note form.  For example, an equity-linked note that refers to the stock of an issuer may be the economic equivalent of holding a position in that stock and simultaneously selling a call option on that stock with a strike price greater than the current stock price. The holder of the note would be exposed to decreases in the price of the equity to the same extent as if it held the equity directly.  However, if the stock appreciated in value, the noteholder would only benefit from stock price increases up to the strike price (i.e., the point at which the holder of the call option would be expected to exercise its right to buy the underlying stock).  Additionally, the terms of an equity-linked note may provide for periodic interest payments to holders at either a fixed or floating rate.

As described in the example above, the return on an equity-linked note is generally tied to the performance of the underlying reference security or securities. In addition to any interest payments made during the term of the note, at maturity, the noteholder usually receives a return of principal based on the capital appreciation of the linked securities. Depending on the terms of the issuance, the maximum principal amount to be repaid on the equity-linked note may be capped. For example, in consideration for greater current income or yield, a noteholder may forego its participation in the capital appreciation of the underlying equity assets above a predetermined price limit. Alternatively, if the linked securities have depreciated in value, or if their price fluctuates outside of a preset range, the noteholder may receive only the principal amount of the note, or may lose the principal invested in the equity-linked note entirely.

The price of an equity-linked note is derived from the value of the underlying linked securities. The level and type of risk involved in the purchase of an equity-linked note by the fund is similar to the risk involved in the purchase of the underlying linked securities. However, equity-linked notes are also dependent on the individual credit of the issuer of the note, which, in the case of unsecured notes, will generally be a major financial institution, and, in the case of collateralized notes, will generally be a trust or other special purpose vehicle or finance subsidiary established by a major financial institution for the limited purpose of issuing the note. An investment in an equity-linked note bears the risk that the issuer of the note will default or become bankrupt. In such an event, the fund may have difficulty being repaid, or may fail to be repaid, the principal amount of, or income from, its investment. Like other structured products, equity-linked notes are frequently secured by collateral consisting of a combination of debt or related equity securities to which payments under the notes are linked. If so secured, the fund would look to this underlying collateral for satisfaction of claims in the event that the issuer of an equity-linked note defaulted under the terms of the note. However, depending on the law of the jurisdictions in which an issuer is organized and in which the note is issued, in the event of default, the fund may incur substantial expenses in seeking recovery under an equity-linked note, and may have limited legal recourse in attempting to do so.

Equity-linked notes are often privately placed and may not be rated, in which case the fund will be more dependent than would otherwise be the case on the ability of the investment adviser to evaluate the creditworthiness of the issuer, the underlying security, any collateral features of the note, and the potential for loss due to market and other factors. Ratings of issuers of equity-linked notes refer only to the creditworthiness of the issuer and strength of related collateral arrangements or other credit supports, and do not take into account, or attempt to rate, any potential risks of the underlying equity securities. The fund’s successful use of equity-linked notes will usually depend on the investment adviser’s ability to accurately forecast movements in the underlying securities. Should the prices of the underlying securities move in an unexpected manner, or should the structure of the notes respond to market conditions differently than anticipated, the fund may not achieve the anticipated benefits of the investment in the equity-linked note, and it may realize losses, which could be significant and could include the fund’s entire principal investment.

Equity-linked notes are generally designed for the over-the-counter institutional investment market, and the secondary market for equity-linked notes may be limited. The lack of a liquid secondary market may have an adverse effect on the ability of the fund to accurately value and/or sell the equity-linked notes in its portfolio.

Loans of Portfolio Securities. Master Global Bond Fund is authorized to lend portfolio securities to selected securities dealers or other institutional investors whose financial condition is monitored by CRMC. The borrower must maintain with the AFIS Master Fund’s custodian collateral consisting of cash, cash equivalents or U.S. government securities equal to at least 100% of the value of the borrowed securities, plus any accrued interest. CRMC will monitor the adequacy of the collateral on a daily basis. An AFIS Master Fund may at any time call a loan of its portfolio securities and obtain the return of the loaned securities. The AFIS Master Fund will receive any interest paid on the loaned securities and a fee or a portion of the interest earned on the collateral. An AFIS Master Fund will limit its loans of portfolio securities to an aggregate of 10% of the value of its total assets, measured at the time any such loan is made. The AFIS Master Fund does not currently intend to engage in this investment practice over the next 12 months.

V.    FUNDAMENTAL AND OPERATING POLICIES

A.           INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS (EXCEPT FEEDER FUNDS)

THIS SECTION V.A. DESCRIBES INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS EXCEPT THE FEEDER FUNDS.  ACCORDINGLY, ALL REFERENCES TO A “FUND” OR THE “FUNDS” IN THIS SECTION IV.A. DO NOT INCLUDE THE FEEDER FUNDS.  A DESCRIPTION OF INVESTMENT RESTRICTIONS APPLICABLE TO THE FEEDER FUNDS (AND THE MASTER FUNDS) APPEARS IN SECTION V.B., UNDER THE HEADING “INVESTMENT RESTRICTIONS APPLICABLE TO FEEDER FUNDS” BEGINNING ON PAGE  73  OF THIS SAI.

Fundamental Policies.  Each Fund is subject to certain fundamental policies and restrictions that may not be changed without shareholder approval.  Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund if a matter affects just that Fund), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or the affected Fund) are present or represented by proxy.  Unless otherwise indicated, all restrictions apply at the time of investment.

            (1)            Each Fund, except the JNL Multi-Manager Alternative Fund, JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Alt 65 Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Balanced Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL/AQR Managed Futures Strategy Fund, JNL/BlackRock Natural Resources Fund, JNL/Boston Partners Global Long Short Equity Fund, JNL/Brookfield Global Infrastructure and MLP Fund, JNL/Franklin Templeton Global Multisector Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Invesco China-India Fund, JNL/Invesco Mid Cap Value Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund, JNL/MMRS Moderate Fund, JNL/PIMCO Real Return Fund, JNL/PPM America Floating Rate Income Fund, JNL/Red Rocks Private Listed Equity Fund, JNL/Westchester Capital Event Driven Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, JNL/S&P Mid 3 Fund, JNL/S&P International 5 Fund, JNL/S&P 4 Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, and JNL Disciplined Growth Fund, shall be a “diversified company,” as such term is defined under the 1940 Act.

(2)            No Fund (except for the JNL/Brookfield Global Infrastructure and MLP Fund, JNL/Crescent High Income Fund, JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/Invesco Global Real Estate Fund, JNL/BlackRock Natural Resources Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/Red Rocks Listed Private Equity Fund, JNL/WMC Money Market Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund and JNL Disciplined Growth Fund) may invest more than 25% (for the Invesco sub-advised Fund, the percentage limitation is a non-fundamental restriction) of the value of their respective assets in any particular industry (other than U.S. government securities and/or foreign sovereign debt securities).  It is important to note that industry classification may be very narrow.  For example, the telecommunications industry is comprised of several services, which are considered separate industries by the Sub-Advisers.  Services can include cellular, long distance, paging and messaging, satellite or data and internet.  As the telecommunications industry continues to expand, there may be more service industries created.  As another example, within the metals and mining industry, issuers may be classified into several distinct industries that are considered separate industries, including, but not limited to the following: aluminum, diversified metals and mining, gold, precious metals and minerals, steel, copper, and nickel.  As different industries continue to expand, new technologies are created, and companies continue to specialize, there may be more industries created.  Currency positions are not considered to be an investment in a foreign government for industry concentration purposes, but may be considered an investment in a foreign government for other portfolio compliance testing purposes.

The JNL/Invesco Global Real Estate Fund will concentrate (as such term may be defined or interpreted under the 1940 Act, the rules thereunder, and governing interpretations) its investments in the securities of domestic and foreign real estate and real estate-related companies. For purposes of this fundamental restriction regarding industry concentration, real estate and real estate-related companies shall consist of companies (i) where at least 50% of its assets, gross income or net profits are attributable to ownership, construction, management, or sale of residential, commercial or industrial real estate, including listed equity REITs that own property, and mortgage REITs which make short-term construction and development mortgage loans or which invest in long-term mortgages or mortgage pools, or (ii) whose products and services are related to the real estate industry, such as manufacturers and distributors of building supplies and financial institutions which issue or service mortgages.

The JNL/WMC Money Market Fund may invest more than 25% in the banking industry. This fundamental policy is in effect only through September 18, 2016. Beginning September 19, 2016, the JNL/WMC Money Market Fund may not invest more than 25% of the value of its respective assets in any particular industry (other than U.S. government securities).

(3)            No Fund may invest directly in real estate or interests in real estate (except for the JNL/Invesco Global Real Estate Fund); however, the Funds may own debt or equity securities issued by companies engaged in those businesses. The JNL/Lazard Emerging Markets Fund may purchase and sell securities that are secured and may invest in interests in or leases relating to oil, gas or other mineral exploration or development programs.

(4)            The JNL Multi-Manager Small Cap Value Fund, JNL/Franklin Templeton Global Growth Fund and the JNL/Franklin Templeton Mutual Shares Fund may not invest in oil, gas or other mineral leases, exploration or development programs, including limited partnership interests.  Debt or equity securities issued by companies engaged in the oil, gas, or real estate businesses are not considered oil or gas interests or real estate for purposes of this restriction.

(5)            No Fund, except the JNL/FPA + DoubleLine® Flexible Allocation Fund, may purchase or sell physical commodities other than foreign currencies unless acquired as a result of ownership of securities (but this limitation shall not prevent the Fund from purchasing or selling options, futures, swaps and forward contracts or from investing in securities or other instruments backed by physical commodities).  Such limitations do not apply to any Fund’s wholly-owned subsidiary or controlled foreign corporation.

(6)            No Fund may lend any security or make any other loan if, as a result, more than 33 1/3% (for the Invesco sub-advised Funds, the percentage limitation is a non-fundamental restriction) of the Fund’s total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

(7)            No Fund may act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

(8)            No Fund may invest more than 15% of its net assets (5% in the case of the JNL/WMC Money Market Fund and 10% in the case of the JNL/Oppenheimer Global Growth Fund) in illiquid securities. This limitation does not apply to securities eligible for resale pursuant to Rule 144A of the 1933 Act or commercial paper issued in reliance upon the exemption from registration contained in Section 4(a)(2) of that Act, which have been determined to be liquid in accord with guidelines established by the Board of Trustees.

(9)            No Fund may issue senior securities except that a Fund may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 25% (33 1/3% for the JNL/Invesco Global Real Estate Fund, JNL/Invesco International Growth Fund, JNL/Invesco Mid Cap Value Fund, JNL/Invesco Small Cap Growth Fund, the JNL/BlackRock Natural Resources Fund, JNL/Franklin Templeton Global Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Goldman Sachs Mid Cap Value Fund, JNL/Goldman Sachs Emerging Markets Fund, JNL/Goldman Sachs U.S. Equity Flex Fund, JNL/PIMCO Real Return Fund, JNL/PIMCO Total Return Bond Fund, and JNL/PPM America Total Return Fund) of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings).  If borrowings exceed 25% of the value of a Fund’s (not applicable to the Invesco sub-advised Funds, the JNL/BlackRock Natural Resources Fund, the JNL/Goldman Sachs U.S. Equity Flex Fund, JNL/Franklin Templeton Global Growth Fund, JNL Multi-Manager Small Cap Value Fund, JNL/Franklin Templeton Mutual Shares Fund, JNL/Goldman Sachs Mid Cap Value Fund, and JNL/PPM America Total Return Fund) total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to comply with the 25% limitation.  This policy shall not prohibit reverse repurchase agreements, deposits of assets to margin or guarantee positions in futures, options, swaps and forward contracts, or the segregation of assets in connection with such contracts, or dollar rolls where segregated.  This policy does not apply to the JNL/Lazard Emerging Markets Fund.

(10)            The JNL/PPM America Total Return Fund will not borrow money, except for temporary or emergency purposes from banks. The aggregate amount borrowed shall not exceed 33 13% of the Fund’s total assets. In the case of borrowing, the Fund may pledge, mortgage or hypothecate up to 15% of its assets.

Operating Policies. The Funds also have adopted non-fundamental investment restrictions.  These restrictions are operating policies of the Fund and may be changed by the Trustees without shareholder approval.  The additional investment restrictions adopted by the Trustees to date include the following:

For each Fund, to the extent applicable:

(a)	The Fund intends to comply with the CFTC regulations and NFA requirements limiting the Fund’s investments in futures and options for non-hedging purposes.

(b)	The Fund of Funds will look through to the investment of the Underlying Funds for purposes of determining diversification requirements.

For the JNL/Brookfield Global Infrastructure and MLP Fund:

(a)
The Fund will invest at least 80% of its net assets in publicly traded equity securities of infrastructure companies listed on a domestic or foreign exchange, throughout the world, including the United States.

(b)
The Fund may invest in securities including, but not limited to, common, convertible and preferred stock, stapled securities, income trusts, limited partnerships, and limited partnership interests in the general partners of master limited partnerships, issued by infrastructure and infrastructure-related companies.  The Fund may also hold exchange-traded funds (“ETFs”) and exchange-traded notes (“ETNs”).

(c)	The Fund may also invest up to 25% of its net assets in energy-related companies organized as master limited partnerships (“MLP”s) and their affiliates.

(d)	The Fund retains the ability to invest in infrastructure-related companies of any size market capitalization.

(e)
The Fund, under normal market conditions, will maintain exposure to infrastructure related securities of issuers in the U.S. and in at least three countries outside the U.S.  The amount invested outside the U.S. may vary, and at any given time, the Fund may have a significant exposure to non-U.S. securities, including infrastructure related securities of issuers domiciled in emerging market countries.

(f)	The Fund may invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (“GDRs”), and European Depositary Receipts (“EDRs”).

(g)
The Fund may use forward currency contracts, options, futures, swaps, and other derivative instruments as part of its investment strategy or to help manage portfolio risk.  The Fund may also invest in fixed income securities, including high yield securities.  The Fund may also hold cash or other short-term investments.

For the JNL/Capital Guardian Global Balanced Fund:

(a)	The Fund will normally invest in common stocks, preferred shares and convertible securities of companies with market capitalization greater than $750 million at the time of purchase.

(b)	The equity portion of the Fund may invest in equity securities of developing country or emerging market issuers.

(c)
The Fund will invest principally in marketable fixed-income securities, denominated in currencies from around the world.  The bond portion of the Fund will be invested in one or a combination of the following:

•
Securities rated either Baa3 or better by Moody’s, or Fitch Ratings Ltd., a division of The Fitch Group, (“Fitch”) or BBB or better by Standard & Poor’s Ratings Services (“S&P Ratings Services”), or securities unrated by either of the foregoing that are deemed by the Sub-Adviser to be of equivalent investment quality;

•	Securities issued or guaranteed by a national government, its agencies and instrumentalities (excluding developing countries) or a supranational organization;
•	Cash equivalents and cash; or
•	Currency options or forward currency contracts.

(d)	The fixed income portion of the Fund may invest in debt securities of developing country (emerging market) issuers.

(e)
The fixed income portion of the Fund may invest in securities rated lower than those above, or securities unrated by either of the foregoing that are deemed by the Sub-Adviser to be of equivalent investment quality.

(f)	Instruments received as a result of corporate actions are permitted. Investments in hybrid securities including Tier 1 or other fixed income securities with equity characteristics are permitted.

(g)	Investments in Credit Default Swaps and Interest Rate Swaps are permitted.

For JNL/Causeway International Value Select Fund:

(a)
The Fund will invest at least 80% of its total assets in stocks of companies located in at least ten foreign countries and invests the majority of its total assets in companies that pay dividends or repurchase their shares.

(b)
The Fund will generally invest in companies with market capitalizations greater than $5 billion at the time of investment, but may invest in companies with any market capitalization.  There are no limitation on the minimum amount or maximum amount that the Fund may invest in any particular country.

For JNL/Crescent High Income Fund:

(a)
The Fund will invest primarily in high yield fixed-income securities and bank loans that are rated below investment grade. The Fund considers investments to be below investment grade if they are rated BB+ or lower by Standard & Poor’s Ratings Services or Fitch, Inc. and/or Ba1 or lower by Moody’s Investors Service, Inc., or, if unrated, deemed to be below investment grade by Crescent Capital Group LP (“Crescent Capital”), the Fund’s sub-adviser.

(b)
The Fund may invest in fixed-income securities which include high yield bonds, corporate bonds, bank loans, senior loans, fixed or floating rate securities, and preferred stock of domestic or foreign issuers.

For the JNL/DFA U.S. Core Equity Fund:

(a)	At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes), under normal circumstances, will be invested in equity securities of U.S. companies.

For JNL/DoubleLine® Emerging Markets Fixed Income Fund:

(a)
The Fund intends to invest at least 80% of its net assets (plus the amount of borrowings for investment purposes) in fixed-income instruments, including but not limited to securities issued or guaranteed by companies (including foreign hybrid securities), financial institutions and government entities in emerging market countries and other securities bearing fixed or variable interest rates of any or no maturity.

(b)	The Fund will generally invest in at least four emerging market countries.

(c)
The Fund may invest, without limitation, in fixed-income instruments of any credit quality, including those that at the time of investment are unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization.

(d)	The Fund may invest up to 20% of its net assets in defaulted corporate securities.

For JNL/DoubleLine® Shiller Enhanced CAPE® Fund:

(a)
The Fund will seek to use derivatives, or a combination of derivatives and direct investments, to provide a return that tracks closely the performance of the Shiller Barclays CAPE® US Sector TR USD Index.

(b)
The Fund may invest in debt instruments of any credit quality, including those that are at the time of investment unrated or rated BB+ or lower by S&P or Ba1 or lower by Moody’s or the equivalent by any other nationally recognized statistical rating organization.

(c)
The Fund may invest up to 33 1/3% of its net assets in junk bonds, bank loans and assignments rated below investment grade or unrated but determined by the Sub-Adviser to be of comparable quality, and credit default swaps of companies in the high yield universe.

(d)	The Fund may invest up to 5% of its net assets in defaulted corporate securities.

For JNL/Franklin Templeton Global Growth Fund:

(a)	The Fund may not invest more than 25% of its net assets in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

(b)	The Fund may not invest in “letter stocks” or securities on which there are sales restrictions under a purchase agreement.

(c)	The Fund may not pledge, mortgage, hypothecate, or otherwise encumber its assets except to secure indebtedness permitted under its borrowing policy.

For the JNL/Franklin Templeton Global Multisector Bond Fund:

(a)
The Fund invests, under normal market conditions, primarily in fixed and floating rate debt securities and debt obligations (including convertible bonds) of governments, government agencies and government-related or corporate issuers located anywhere in the world (collectively, “bonds”). Bonds include debt securities of any maturity, such as bonds, notes, bills and debentures and may be denominated and issued in the local currency or in another currency. The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation.

(b)
The Fund also regularly enters into currency-related transactions in both developed and emerging markets, in an attempt to generate total return and manage risk, including risk from differences in global short-term interest rates.

(c)	The Fund may also invest in securities or structured products that are linked to or derive their value from another security, asset or currency of any nation.

(d)
The Fund may enter into various currency-related transactions involving derivative instruments, including currency and cross-currency forwards, currency and cross-currency swaps, and currency and currency index futures contracts.

(e)
The Fund’s assets will be invested in issuers located in at least three countries (including the U.S.); the Fund’s investments will generally be tied economically to a number of countries throughout the world.

(f)	Under normal market conditions, the Fund expects to invest at least 40% of its net assets in foreign securities.

(g)
The Fund may invest in fixed-income securities of any credit quality, including below investment grade or high-yield securities (sometimes referred to as “junk bonds”), and may buy bonds that are in default.

(h)	The Fund may also enter into various other transactions involving derivatives, including swap agreements (which may include interest rate and credit default swaps).

For JNL/Franklin Templeton International Small Cap Growth Fund:

(a)
Under normal market conditions, the Fund invests at least 80% of its net assets in a diversified portfolio of investments of smaller international companies, located outside the U.S., including those of emerging or developing markets.

(b)
The Fund defines smaller companies as those with market capitalizations that do not, at the time of purchase of the investment, have market capitalizations that do not exceed the greater of (i) $5 billion or the equivalent in local currencies or (ii) the highest market capitalization in the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Small Cap Index or the All Country World ex US (ACWIxUS) Small Cap Index.

(c)	The Fund may not invest more than 25% of its net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.

(d)	The Fund may invest up to 10% of its net assets in corporate debt securities, up to 15% of its net assets in illiquid securities, may invest in real estate securities and may invest in relatively new or unseasoned companies that are in the early stages of development.

(e)	The Fund currently does not intend to invest more than 10% of its net assets in convertible securities, though it may invest without limit in such securities.

For the JNL/Franklin Templeton Mutual Shares Fund:

(a)	The Fund may invest up to 35% of its assets in foreign securities.

(b)
The Fund may not invest more than 25% of its net assets in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies.)

(c)
The Fund may not purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (a) more than 5% of the value of the Fund’s total assets would be invested in such issuer, or (b) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

For the JNL/Goldman Sachs Core Plus Bond Fund:

(a)	The Fund does not currently intend to invest more than 75% of its assets in non-investment grade securities.

(b)	The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund’s objectives.

(c)	To maintain liquidity, the Fund may invest up to 20% of its assets in high-quality, short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy).

(d)	If at some future date, in the opinion of the Sub-Adviser, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments.

(e)	The Fund may not make short sales of securities, except short sales against the box.

(f)	The Fund may not invest in companies for the purpose of exercising control.

(g)
The Fund may not invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(h)	The Fund may not purchase additional securities if the Fund’s borrowings (excluding mortgage dollar rolls) exceed 5% of its net assets.

For the JNL/Goldman Emerging Markets Debt Fund:

(a)
At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in (i) sovereign and corporate debt securities and instruments of issuers located in emerging countries denominated in any currency; and/or (ii) in currencies of such emerging countries, which may be represented by forwards or other derivatives that may have interest rate exposure.

(b)	The Fund may not invest in companies for the purpose of exercising control or management.

(c)	The Fund may not purchase additional securities if the Fund’s borrowings, as permitted by the Fund’s borrowing policy, exceed 5% of its net assets.

(d)	The Fund may not make short sales of securities, except short sales against the box.

(e)	The Fund may invest up to 25% of their total assets in zero coupon bonds or strips.

For the JNL/Goldman Sachs Mid Cap Value Fund:

(a)	The Fund may not invest in companies for the purpose of exercising control.

(b)
The Fund may not invest more than 15% of the Fund’s net assets in illiquid investments including illiquid repurchase agreements with a notice or demand period of more than seven days, securities which are not readily marketable and restricted securities not eligible for resale pursuant to Rule 144A under the 1933 Act.

(c)	The Fund may not purchase additional securities if the Fund’s borrowings (excluding mortgage dollar rolls) exceed 5% of its net assets.

(d)	The Fund may make short sales of securities, except short sales against the box.

(e)	The Fund may invest in the aggregate up to 25% of its net assets plus any borrowings (measured at the time of purchase) in foreign securities.

(f)	The Fund may enter into forward foreign currency exchange contracts for hedging purposes and to seek to protect against anticipated changes in future foreign currency exchange rates.

(g)	The Fund may invest up to 10% of its total assets, calculated at the time of purchase, in the securities of other investment companies but may neither invest more than 5% of its total assets in any one investment company nor acquire more than 3% of the voting securities of any other investment company. The Fund may invest, without limitation, in affiliated and unaffiliated money market funds in accordance with Rule 12d1-1 under the 1940 Act.

For JNL/Goldman Sachs U.S. Equity Flex Fund:

(a)	The Fund seeks to invest in a broad mix of equity securities that aims to produce long-term capital appreciation and target attractive risk adjusted returns compared to the S&P 500 Index.

(b)
The Sub-Adviser seeks to maintain a net long exposure (the market value of long positions minus the market value of short positions divided by the total market value of the portfolio) of approximately 100% and a beta of 1.

(c)	The Sub-Adviser will normally target long positions of 130% of the Fund’s net assets, and short positions of 30% of the Fund’s net assets, but may vary from these targets.

(d)	The Fund may favor investments in equities that the Sub-Adviser believes are well-positioned, cash-generating businesses run by shareholder-oriented management teams.

(e)
The Fund may short equities where the Sub-Adviser believes the businesses have limited prospects, such as those facing deteriorating fundamentals and severe headwinds, with limited or no competitive advantage.

For the JNL/Invesco Global Real Estate Fund:

(a)	The Fund will normally invest at least 80% of its assets in securities of real estate and real estate-related issuers and derivatives and other instruments that have economic characteristics similar to such securities.

(b)	The Fund invests primarily in real estate investment trusts, depository receipts and equity securities (including common and preferred stock, and convertible stock) of domestic and foreign issuers.

(c)	The Fund may invest up to 20% of its total assets in securities of companies located in developing countries.

(d)	The Fund may invest up to 10% of its total assets in non-investment grade debt securities (commonly known as “junk bonds”) of real estate and real estate related issuers.

(e)	The Fund will normally invest in securities of companies located in at least three different countries, including the United States.

For JNL/Invesco International Growth Fund:

(a)
The Fund will invest in a diversified portfolio of reasonably priced, quality international equity securities whose issuers are considered by the Fund’s portfolio managers to have strong fundamentals and/or accelerating earnings growth.

(b)	The Fund will invest in the securities of companies located in at least three countries in the developed markets of Western Europe and the Pacific Basin.

(c)	The Fund may invest no more than 30% of the Fund’s total assets in emerging market securities.

(d)
The Fund may invest up to 20% of its assets in high-grade short-term securities and debt securities including U.S. Government obligations and investment grade corporate bonds, whether denominated in U.S. dollars or foreign currencies.

For the JNL/Invesco Small Cap Growth Fund:

(a)	The Fund may not deposit or pledge as collateral, more than 10% of its total assets for short sales (“against the box”) at any one time.

(b)	The Fund may not invest more than 25% of its total assets in foreign securities.

(c)	The Fund may not invest more than 15% of its net assets in illiquid securities.

(d)	The Fund may not invest more than 15% of its net assets in REITs.

(e)
The Funds will not write (sell) options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund’s total assets.  The Funds will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund’s total assets.

(f)	The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

(g)
The Funds do not intend to invest more than 5% in futures contracts. Additionally, they currently do not intend to invest in any security (including futures contracts or options thereon) that are secured by physical commodities.

For JNL/JPMorgan MidCap Growth Fund:

(a)
The Fund will invest at least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) in a broad portfolio of common stocks of companies with market capitalizations equal to those within the universe of Russell Midcap Growth Index stocks at the time of purchase.

(b)	The Fund may invest in futures contracts, options, swaps and other derivatives as tools in the management of portfolio assets.

(c)	The Fund may invest any portion of its assets in affiliated money market funds, high-quality money market instruments or repurchase agreements.

(d)	The Fund may invest up to 20% of its assets in foreign securities.

For the JNL/JPMorgan U.S. Government & Quality Bond Fund:

(a)	At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the following: U.S. Treasury obligations; obligations issued or guaranteed by agencies or instrumentalities of the U.S. government; mortgage-backed securities guaranteed by Ginnie Mae that are supported by the full faith and credit of the U.S. government; mortgage-backed securities guaranteed by agencies or instrumentalities of the U.S. government which are supported by their own credit but not the full faith and credit of the U.S. government; and collateralized mortgage obligations issued by private issuers for which the underlying mortgage-backed securities serving as collateral are backed either by (i) the credit alone of the U.S. government agency or instrumentality which issues or guarantees them or (ii) the full faith and credit of the U.S. government.

(b)	The Fund may invest up to 20% of its assets in U.S. dollar-denominated non-U.S. government securities or debt obligations of corporations, including medium term notes and US dollar issues of foreign corporations and US dollar denominated foreign government securities rated AAA, AA, A, or BBB by S&P Ratings Services or AAA, AA, A or BAA by Moody’s, or if unrated, determined to be of comparable quality.

(c)	The Fund may not invest more than 10% of its total assets in obligations of foreign issuers.

(d)	The Fund may invest up to 20% of its total assets in “zero coupon” bonds or “strips.”

For the JNL/Mellon Capital European 30 Fund:

(a)	At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the stock of 30 companies selected from the MSCI Europe Index.

For the JNL/Mellon Capital Pacific Rim 30 Fund:

(a)	At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in the stock of 30 companies selected from the MSCI Pacific Index.

For the JNL/Mellon Capital S&P 500 Index Fund:

(a)	The Fund may hold up to 25% of its value in S&P 500 Index futures contracts.

For the JNL/Mellon Capital S&P 400 MidCap Index Fund:

(a)	The Fund may hold up to 25% of its value in S&P 400 Index futures contracts.

For the JNL/Mellon Capital Small Cap Index Fund:

(a)	The Fund may hold up to 25% of its value in Russell 2000 Index futures contracts.

For the JNL/Mellon Capital International Index Fund:

(a)	The Fund may hold up to 25% of its value in baskets of local futures contracts (DAX, Cac 40, Euro Stoxx, Topix, FTSE, etc.) and/or MSCI EAFE Index futures contracts.

For JNL/Mellon Capital Utilities Sector Fund:

(a)	The Fund invests under normal circumstances at least 80% of its assets in the stocks in the MSCI USA IMI Utilities Index in proportion to their market capitalization weighting in the MSCI USA IMI Utilities Index.

For JNL/Morgan Stanley Mid Cap Growth Fund:

(a)	At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) will generally be invested in equity securities of mid cap companies.

(a)	The Fund may invest up to 25% of its net assets in securities of foreign issuers, including issuers located in emerging market or developing countries.

(b)	The securities in which the Fund may invest may be denominated in U.S. dollars or in currencies other than U.S. dollars.

(c)
The Fund may, but it is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income.  The derivative instruments may include futures, options, swaps, structured investments and other related instruments and techniques.

(d)	The Fund may utilize forward foreign currency exchange contracts, which are also derivatives, in connection with its investments in foreign securities.

For JNL/Neuberger Berman Strategic Income Fund:

(a)	The Fund normally invests in a diversified mix of fixed rate and floating rate debt securities.

(b)
The Fund may invest in debt securities across the credit spectrum, including investment grade securities, below investment grade securities and unrated securities, and may invest without limit in below investment grade securities (“high yield bonds,” commonly called “junk bonds”).

(c)
The Fund may also invest without limit in derivative instruments as a means of hedging risk and/or for investment purposes, which may include altering the Fund’s exposure to interest rates, sectors and individual issuers.  These derivative instruments may include futures, forward foreign currency contracts, and swaps, such as total return swaps, credit default swaps and interest rate swaps.

(d)	The Fund may also invest without limit in foreign securities, including investment in obligations of issuers in emerging market countries.

(e)	The Fund may invest in convertible securities and preferred securities.

(f)	The Fund may invest in debt securities of any maturity and does not have a target average duration.

For the JNL/Oppenheimer Global Growth Fund:

(a)	Securities of foreign issuers that are represented by American Depositary Receipts or that are listed on a U.S. securities exchange or traded in the U.S. OTC markets are considered “foreign securities” for the purposes of the Fund’s investment allocations.

For the JNL/PPM America Floating Rate Income Fund:

(a)	At least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) will be invested in floating rate loans and other floating rate investments, defined as floating rate loans, floating rate notes, other floating rate investments, structured products including CLOs, commercial mortgage-backed securities and asset-backed securities, money market securities of all types, repurchase agreements, shares of money market funds, short-term bond funds, and floating rate funds.

(b)	The Fund may also invest in derivative or other synthetic instruments that have economic characteristics similar to the floating rate investments mentioned above for purposes of satisfying the 80% requirement.

(c)	The Fund will invest primarily in U.S. dollar denominated senior floating rate loans of domestic and foreign borrowers.

(d)	The Fund may also invest in secured and unsecured subordinated loans, second lien loans and subordinated bridge loans, other floating rate debt securities such as notes, bonds and asset-backed securities, fixed-income debt obligations and money market instruments.

(e)	The Fund may invest up to 20% of its assets in cash and non-floating rate securities, including lower-rated (“high yield”) corporate bonds, investment grade corporate bonds, and equity securities.

(f)	The Fund may engage in derivative transactions (such as futures contracts and options thereon, interest rate and credit default swaps and credit linked notes) to enhance return, to hedge against fluctuations in securities prices and interest rates and/or as a substitute for the purchase or sale of securities.

For the JNL/PPM America High Yield Bond Fund:

(a)	At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in high-yield, high-risk debt securities, commonly referred to as “junk bonds” and related instruments. For purpose of satisfying the 80% requirement, the Fund may also invest in derivative instruments that have economic characteristics similar to the fixed-income instruments mentioned above.

(b)	The Fund may invest up to 35% of its total assets in the securities of foreign issuers.

(c)	The Fund may invest up to 10% of its total assets in either (i) equipment lease certificates, equipment trust certificates and conditional sales contracts or (ii) limited partnership interests.

(d)	The Fund may invest up to 20% of its total assets in common stock, convertible securities, warrants or other equity securities (other than preferred stock, in which the Fund may invest without limit) when consistent with its objective.

(e)
To maintain liquidity, the Fund may invest up to 20% of its assets in cash and/or U.S. dollar-denominated debt securities (short term investments in securities for the forward settlement of trades shall not count for purposes of this policy).

(f)	There may be times when, in the Sub-Adviser’s judgment, conditions in the securities markets would make pursuing the Fund’s basic investment strategy inconsistent with the best interests of the Fund’s shareholders. At such times, the Fund may employ alternative strategies, including investment of a substantial portion of its assets in securities rated higher than Baa by Moody’s or BBB by S&P Ratings Services, or of comparable quality.

(g)	In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments. Such instruments may include obligations of the U.S. government or its agencies or instrumentalities; commercial paper of issuers rated, at the time of purchase, A-2 or better by S&P Ratings Services or P-2 or better by Moody’s or which, in the Sub-Adviser’s determination, are of comparable quality; certificates of deposit; banker’s acceptances or time deposits of U.S. banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and of the 75 largest foreign commercial banks in terms of total assets (including domestic branches of such banks); and repurchase agreements with respect to such obligations.

(h)	The Fund may invest without limit in zero coupon bonds.

For JNL/PPM America Mid Cap Value Fund:

(a)
At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of companies constituting the Russell Midcap Index at the time of the initial purchase.

(b)	The Fund may invest up to 5% of its total assets in securities of companies located in developing countries.

For JNL/PPM America Small Cap Value Fund:

(a)
At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) in a diversified portfolio of equity securities of U.S. companies with market capitalizations within the range of securities of the S&P SmallCap 600® Index under normal market conditions at the time of initial purchase.  This range will vary with market conditions over time.

(b)	The Fund may invest up to 5% of its total assets in securities of companies located in developing countries.

For the JNL/PPM America Total Return Fund:

(a)  The Fund may invest up to 20% of its total assets in non-investment grade, fixed income securities rated at least B by Moody’s or equivalently rated by S&P or Fitch or, if unrated, determined by the sub-adviser to be of comparable quality.

(b)  The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

(c)  The Fund may invest up to 15% of its total assets in securities of issuers based in emerging markets.

(d)  The Fund may not invest more than 5% of its net assets in any combination of inverse floater, interest-only or principal-only securities.

For JNL/PPM America Value Equity Fund:

(a)	At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in equity securities.

For the JNL/PIMCO Real Return Fund:

(a)	At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities, and corporations, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

(b)	The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated at least B by Moody’s or equivalently rated by S&P Ratings Services or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable quality.

(c)	The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

(d)	The Fund may invest up to 15% of its total assets in securities of issuers based in emerging markets.

(e)	The Fund may not invest more than 5% of its net assets in any combination of mortgage-related and/or other asset-backed inverse floater, interest-only or principal-only securities.

(f)
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

For the JNL/PIMCO Total Return Bond Fund:

(a)	At least 80% of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in a diversified portfolio of fixed income instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements.

(b)	The Fund may invest up to 10% of its total assets in non-investment grade, fixed-income securities rated at least B by Moody’s or equivalently rated by S&P Ratings Services or Fitch or, if unrated, determined by the Sub-Adviser to be of comparable quality (except that within such limitation, the Fund may invest in mortgage-related securities rated below B).

(c)	The Fund may invest up to 30% of its total assets in securities denominated in foreign currencies.

(d)	The Fund may invest up to 25% of its total assets in securities of issuers based in emerging markets.

(e)	The Fund may not invest more than 5% of its net assets in any combination of mortgage-related and/or other asset-backed inverse floater, interest-only or principal-only securities.

(f)
From time to time, a Fund may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”). Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

For the JNL/Red Rocks Listed Private Equity Fund:

(a)	At least 80% of its assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in (i) securities of U.S. and non-U.S. companies listed on a national securities exchange, or foreign equivalent, that have a significant portion of their assets invested in or exposed to private companies or have as its stated intention to have a significant portion of its assets invested in or exposed to private companies (“Listed Private Equity Companies”), and (ii) derivatives or other instruments (such as exchange traded funds) that otherwise have the economic characteristics of Listed Private Equity Companies.

For the JNL/T. Rowe Price Established Growth Fund:

(a)	The Fund may invest up to 30% of its total assets (excluding reserves) in foreign securities.

(b)	The Fund may invest up to 10% of its total assets in hybrid instruments.

For the JNL/T. Rowe Price Mid-Cap Growth Fund:

(a)	At least 80% of the Fund’s net assets (net assets plus the amount of any borrowings for investment purposes) will be invested, under normal circumstances, in mid-cap (as defined in the Prospectus) common stocks with above-average earnings growth potential.

(b)	The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

(c)	The Fund may invest up to 10% of its total assets in hybrid instruments.

For JNL/T. Rowe Price Short-Term Bond Fund:

(a)	The Fund will invest in a diversified portfolio of short- and intermediate-term investment-grade corporate, government, and mortgage-backed securities.

(b)	The Fund may also invest in money market securities, bank obligations, collateralized mortgage obligations, and foreign securities.

(c)	Normally, the Fund will invest at least 80% of its net assets in bonds and the Fund’s average effective maturity will not exceed three years.

(d)
The Fund will only purchase securities that are rated within the four highest credit categories (e.g. AAA, AA, A, BBB, or equivalent) by at least one nationally recognized credit rating agency or, if unrated, deemed to be of comparable quality by the Sub-Adviser.

(e)	The Fund may also invest in other securities, and use futures, options, swaps, and other derivative instruments.

For the JNL/T. Rowe Price Value Fund:

(a)	The Fund may invest up to 25% of its total assets (excluding reserves) in foreign securities.

(b)	The Fund may invest up to 10% of its total assets in hybrid instruments.

(c)	The Fund may invest up to 10% of its total assets in high yield fixed-income securities (“junk bonds”).

For the JNL/WMC Balanced Fund:

(a)	At least 25% of its assets will be invested, under normal market conditions, in fixed-income securities.

(b)	The Fund may invest up to 35% of its net assets in non-investment grade securities rated at least Ca by Moody’s, CC by S&P Ratings Services or CC by Fitch.

For the JNL/WMC Money Market Fund:

(a)	The Fund may not invest more than 5% of its assets in the securities of any one issuer or invest more than 5% of its assets in securities (other than U.S. government securities and repurchase agreements on such securities) that have not been rated in the highest category by the requisite rating agencies or, if unrated, have not been deemed to be of comparable quality, as determined in accordance with Rule 2a-7 under the 1940 Act.

(b)	(This operating policy is in effect only through September 18, 2016) The Fund may invest more than 25% of its total assets in banks and the banking industry. There are no limitations on investments in U.S. government securities, including obligations issued or guaranteed by its agencies or instrumentalities.

(c)	(This operating policy is in effect as of September 19, 2016) Under normal circumstances, the Fund seeks to achieve its investment objective by investing at least 99.5% of its total assets in cash, U.S. Government securities, and/or repurchase agreements that are “collateralized fully” (i.e., collateralized by cash or government securities).

For the JNL/WMC Value Fund:

(a)
The Fund may not purchase portfolio securities if its outstanding borrowings exceed 5% of its total assets or borrow for purposes other than meeting redemptions in an amount exceeding 5% of the value of its total assets at the time the borrowing is made.

(b)
The Fund may not acquire securities or invest in repurchase agreements with respect to any securities if, as a result, more than 15% of the Fund’s net assets (taken at current value) would be invested in illiquid securities.

(c)	The Fund may not make short sales of securities (except short sales against the box).

(d)
The Fund may not purchase securities on margin except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities but the Fund may make margin deposits in connection with permitted transactions in options, futures contracts and options on futures contracts.

(e)
The Fund may not pledge, mortgage, hypothecate or encumber any of its securities except to secure permitted borrowings or to secure other permitted transactions.  The deposit in escrow of securities in connection with the writing of put and call options, collateralized loans of securities and collateral arrangements with respect to margin for futures contracts are not deemed to be pledges or hypothecations for this purpose.

(f)	The Fund may not invest in interests in oil or gas or interests in other mineral exploration or development programs.

(g)	The Fund may not purchase any call or put option on a futures contract if the premiums associated with all such options held by the Fund would exceed 5% of the Fund’s total assets as of the date the option is purchased. The Fund may not sell a put option if the exercise value of all put options written by the Fund would exceed 50% of the Fund’s total assets. Likewise, the Fund may not sell a call option if the exercise value of all call options written by the Fund would exceed the value of the Fund’s assets. In addition, the current market value all open futures positions held by the Fund may not exceed 50% of its total assets.

B.         INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

Non-Fundamental Investment Restrictions.  Unless otherwise indicated, all limitations applicable to Fund investments apply only at the time a transaction is entered into. Any subsequent change in a rating assigned by any rating service to a security (or, if unrated, deemed to be of comparable quality), or change in the percentage of Fund assets invested in certain securities or other instruments, or change in the average duration of a Fund’s investment portfolio, resulting from market fluctuations or other changes in a Fund’s total assets will not require a Fund to dispose of an investment. In the event that ratings services assign different ratings to the same security, the Adviser or Sub-Adviser will determine which rating it believes best reflects the security’s quality and risk at that time, which may be the higher of the several assigned ratings.

From time to time, a Fund (except a Master Fund or a Feeder Fund) may voluntarily participate in actions (for example, rights offerings, conversion privileges, exchange offers, credit event settlements, etc.) where the issuer or counterparty offers securities or instruments to holders or counterparties, such as a Fund, and the acquisition is determined to be beneficial to Fund shareholders (“Voluntary Action”).  Notwithstanding any percentage investment limitation listed under this “Investment Restrictions” section or any percentage investment limitation of the 1940 Act or rules thereunder, if a Fund has the opportunity to acquire a permitted security or instrument through a Voluntary Action, and the Fund will exceed a percentage investment limitation following the acquisition, it will not constitute a violation if, prior to the receipt of the securities or instruments and after announcement of the offering, the Fund sells an offsetting amount of assets that are subject to the investment limitation in question at least equal to the value of the securities or instruments to be acquired.

Certain investment restrictions, such as a required minimum or maximum investment in a particular type of security, are measured at the time the Fund purchases a security.  The status, market value, maturity, credit quality, or other characteristics of the Fund’s securities may change after they are purchased, and this may cause the amount of the Fund’s assets invested in such securities to fall outside the parameters described in the first paragraph above. If any of these changes occur, it would not be considered a violation of the investment restriction.  However, purchases by the Fund during the time it is above or below the stated percentage restriction would be made in compliance with applicable restrictions.

Certain of the Funds have investment strategies that are applicable “normally” or under “normal circumstances” or “normal market conditions” (as stated above and elsewhere in this Statement of Additional Information or in the Prospectus). These investment policies, limitations, or practices may not apply during periods of abnormal purchase or redemption activity or during periods of unusual or adverse market, economic, political or other conditions. Such market, economic, or political conditions may include periods of abnormal or heightened market volatility, strained credit and/or liquidity conditions, or increased governmental intervention in the markets or industries. It is possible that such unusual or adverse conditions may continue for extended periods of time.  See “Temporary defensive positions and large cash positions risk” in the Prospectus.

Operating Policies.  The Trustees have adopted additional investment restrictions for the Funds.  The restrictions or operating policies of the Funds may be changed by the Trustees without shareholder approval.  The additional investment restrictions adopted by the Trustees to date include the following:

(a)           The Funds (other than the following Funds: JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Alt 65 Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund, JNL/MMRS Moderate Fund, and Funds sub-advised by Standard & Poor’s Investment Advisory Services, LLC (except JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, and JNL/S&P Mid 3 Fund)) will not acquire any securities of registered open-end investment companies or unit investment trusts in reliance upon paragraphs (F) or (G) of Section 12(d)(1) of the 1940 Act.  The Feeder Funds will acquire securities of registered open-end investment companies in reliance upon Section 12(d)(1)(E) of the 1940 Act. The Feeder Funds are JNL/American Funds Blue Chip Income and Growth Fund, JNL/American Funds Global Bond Fund, JNL/American Funds Global Small Capitalization Fund, JNL/American Funds Growth-Income Fund, JNL/American Funds International Fund, JNL/American Funds New World Fund. The JNL/American Funds Balanced Allocation Fund and JNL/American Funds Growth Allocation Fund acquire securities of registered open-end investment companies in reliance on an exemption granted from the SEC.  However, the Funds will invest in investment companies to the extent permitted under Rule 12d1-1, Rule 12d1-2, and Rule 12d1-3 under the 1940 Act.

Minimum Requirement of Rule 35d-1.  Certain of the Funds, as noted immediately above or in the Prospectus, have adopted non-fundamental operating policies that require at least 80% (or, in the case of certain Funds, an amount greater than 80%) of the Fund’s assets (net assets plus the amount of any borrowings for investment purposes) be invested, under normal circumstances, in securities of the type connoted by the name of the Fund.

Although these 80% or greater requirements are non-fundamental operating policies that may be changed by the Board of Trustees without shareholder approval, the Board of Trustees has adopted a policy requiring not less than 60 days’ written notice be provided to shareholders, in the manner required by Rule 35d-1 under the 1940 Act, before the effective date of any change in such a policy by a Fund which is subject to Rule 35d-1.  This includes Funds of the Trust with names such as “equity,” “stock,” “bond,” “U.S. government,” “small, mid or large-cap,” or “high yield,” or which refer in the name of the Fund to a particular securities index, but does not include terms connoting a style of investing (as distinguished from a type of security) such as “growth,” “value” or “global.”

Insurance Law Restrictions.  In connection with the Trust’s agreement to sell shares to the separate accounts, JNAM and the insurance companies may enter into agreements, required by certain state insurance departments, under which the Adviser may agree to use its best efforts to assure and to permit insurance companies to monitor that each Fund of the Trust complies with the investment restrictions and limitations prescribed by state insurance laws and regulations applicable to the investment of separate account assets in shares of mutual funds.  If a Fund failed to comply with such restrictions or limitations, the insurance company would take appropriate action which might include ceasing to make investments in the Fund or withdrawing from the state imposing the limitation.  Such restrictions and limitations are not expected to have a significant impact on the Trust’s operations.

C.        INVESTMENT RESTRICTIONS APPLICABLE TO FEEDER FUNDS

Percentage limitations on investments described in this SAI or in any prospectus will apply at the time of investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.  Except for the investment restrictions listed below as fundamental or to the extent designated as such in any prospectus, the other investment policies described in this SAI or in any prospectus are not fundamental and may be changed without shareholder approval.

Each Feeder Fund has adopted the following fundamental investment restrictions; however, as long as the Feeder Funds remain invested in the corresponding Master Funds, each Feeder Fund is subject to such Master Fund’s restrictions as well, even if the Master Funds’ restrictions are more restrictive. If one or more Feeder Funds withdraws from its corresponding Master Fund and engages JNAM or a sub-adviser to provide portfolio management services to the Feeder Fund, that Feeder Fund would no longer be subject to the corresponding Master Fund’s investment restrictions and would be subject solely to the following investment restrictions.

All percentage limitations in the following Feeder Fund policies are considered at the time securities are purchased and are based on a Feeder Fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable Feeder Fund. In managing a Feeder Fund, the Feeder Fund’s investment adviser may apply more restrictive policies than those listed below.

1.         JNL/AMERICAN FUNDS FEEDER FUND POLICIES

Fundamental Policies – The investment objectives and principal investment strategies of JNL/American Funds Feeder Fund are set forth in the JNL/American Funds Feeder Funds’ prospectuses. The JNL/American Funds Feeder Funds have adopted the following policies, which may not be changed without approval by holders of a majority of its outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

a.         Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, a JNL/American Funds Feeder Fund may not:

i.            Borrow money;

ii.           Issue senior securities;

iii.          Underwrite the securities of other issuers;

iv.          Purchase or sell real estate or commodities;

v.           Make loans; or

vi.          Purchase the securities of any issuer if, as a result of such purchase, a JNL/American Funds Feeder Fund’s investments would be concentrated in any particular industry.

b.	A JNL/American Funds Feeder Fund may not invest in companies for the purpose of exercising control of management.

Additional information about fundamental policies — The information below is not part of the JNL/American Funds Feeder Funds’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the JNL/American Funds Feeder Funds.

For purposes of fundamental policy a.i., the JNL/American Funds Feeder Funds may borrow money in amounts of up to 33-1/ 3% of their total assets from banks for any purpose, and may borrow up to 5% of their total assets from banks or other lender for temporary purposes.

For purposes of fundamental policy a.v., the JNL/American Funds Feeder Funds may not lend more than 33-1/3% of their total assets, except through the purchase of debt obligations.

For purposes of fundamental policy a.vi., the JNL/American Funds Feeder Funds may not invest 25% or more of their total assets in the securities of issuers in the same industry.

2.         AFIS MASTER FUND POLICIES
All percentage limitations in the following AFIS Master Fund policies are considered at the time securities are purchased and are based on an AFIS Master Fund’s net assets unless otherwise indicated. None of the following policies involving a maximum percentage of assets will be considered violated unless the excess occurs immediately after, and is caused by, an acquisition by the applicable AFIS Master Fund. In managing an AFIS Master Fund, the AFIS Master Fund’s investment adviser may apply more restrictive policies than those listed below.

Fundamental policies — The AFIS Master Funds have adopted the following policies, which may not be changed without approval by holders of a majority of the AFIS Master Fund’s outstanding shares. Such majority is currently defined in the 1940 Act, as the vote of the lesser of (a) 67% or more of the voting securities present at a shareholder meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (b) more than 50% of the outstanding voting securities.

a.         Except as permitted by (i) the 1940 Act and the rules and regulations thereunder, or other successor law governing the regulation of registered investment companies, or interpretations or modifications thereof by the SEC, SEC staff or other authority of competent jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority of competent jurisdiction, an AFIS Master Fund may not:

i.            Borrow money;

ii.           Issue senior securities;

iii.          Underwrite the securities of other issuers;

iv.          Purchase or sell real estate or commodities;

v.           Make loans; or

vi.          Purchase the securities of any issuer if, as a result of such purchase, an AFIS Master Fund’s investments would be concentrated in any particular industry.

b.	An AFIS Master Fund may not invest in companies for the purpose of exercising control of management.

Nonfundamental policies — The following policy may be changed without shareholder approval:

A JNL/American Funds Feeder Fund may not acquire securities of open-end investment companies or unit investment trusts registered under the 1940 Act in reliance on Sections 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.

Additional information about fundamental policies — The information below is not part of the AFIS Master Funds’ fundamental policies. This information is intended to provide a summary of what is currently required or permitted by the 1940 Act and the rules and regulations thereunder, or by the interpretive guidance thereof by the SEC or SEC staff, for particular fundamental policies of the AFIS Master Funds.

For purposes of fundamental policy a.i., the AFIS Master Funds may borrow money in amounts of up to 33-1/3% of their total assets from banks for any purpose, and may borrow up to 5% of their total assets from banks or other lender for temporary purposes (a loan is presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed). The percentage limitations in this policy are considered at the time securities are purchased and thereafter.

For purposes of fundamental policy a.v., the AFIS Master Funds may not lend more than 33-1/3% of their total assets, except through the purchase of debt obligations.

For purposes of fundamental policy a.vi., the AFIS Master Funds may not invest 25% or more of their total assets in the securities of issuers in the same industry.

D.        NON-FUNDAMENTAL TAX RESTRICTIONS OF THE FEEDER FUNDS

Each Feeder Fund must:

a.            Maintain its assets so that, at the close of each quarter of its taxable year, it will qualify as a “Regulated Investment Company” under Subchapter M of the Code.

b.            Distribute taxable net investment income and capital gains to shareholders in amounts that will avoid U.S. federal income and excise tax.
These tax-related limitations are subject to cure provisions under applicable tax laws and may be changed by the Board to the extent appropriate in light of changes to applicable tax law requirements.

E.        CLASSIFICATION

 Each Feeder Fund (except for JNL/American Funds Global Bond Fund), through investments made by the applicable Master Fund, is a diversified series of an open-end management investment company. As a diversified fund, at least 75% of the value of each Feeder Fund’s total assets must consist of cash, cash items, securities of other regulated investment companies, U.S. Government securities and other securities which, with respect to any one issuer, do not represent more than 5% of all of the Feeder Fund’s assets nor more than 10% of the outstanding voting securities of such issuer.  JNL/American Funds Global Bond Fund, through investments made by the American Funds Global Bond Fund, has elected to be classified as a non-diversified series of an open-end management investment company.

 A non-diversified fund, such as JNL/American Funds Global Bond Fund, is not required to comply with the diversification rules of the 1940 Act. Because a non-diversified fund may invest in securities of relatively few issuers, it involves more risk than a diversified fund, since many factors affecting a given company could affect performance of the fund to a greater degree. A fund may not change its classification status from diversified to non-diversified without the prior approval of shareholders but may change its classification status from non-diversified to diversified without such approval.

VI.            TRUSTEES AND OFFICERS OF THE TRUST

The officers of the Trust manage its day-to-day operations and are responsible to the Trust’s Board.  The Trustees set broad policies for each Fund and choose the Trust’s officers. All of the Trustees also serve as Trustees and Managers for the other investment companies in the Fund Complex (as defined below).

The following is a list of the Trustees and officers of the Trust, a statement of their present positions and principal occupations during the past five years.  The following also lists the number of portfolios overseen by the Trustees and other directorships of public companies or other registered investment companies held by the Trustees.  Information regarding the board of trustees of the Master Funds is available in the Master Funds’ statement of additional information, which is delivered together with this SAI.

For purposes of this section, the term “Fund Complex” includes each of the following investment companies:  JNL® Series Trust ( 100 portfolios), JNL Investors Series Trust (2 portfolios), JNL Variable Fund LLC (12 portfolios), and JNL Strategic Income Fund LLC (1 portfolio) (as used in this section, the term Funds refers to all of the portfolios offered by the Fund Complex).  Some of the Trustees and officers are also Trustees and officers of other Funds in the Fund Complex.  As used in this section, the term Fund Complex does not include the Curian Series Trust or the Jackson Variable Series Trust.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
Interested Trustee
Mark D. Nerud (49) [1] 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present) President and Chief Executive Officer (12/2006 to present)	115
Principal Occupation(s) During Past 5 Years:
Chief Executive Officer of the Adviser (01/2010 to present); President of the Adviser (01/2007 to present); Managing Board Member of Curian Capital, LLC (01/2011 to 04/2015) and Curian Clearing LLC (01/2011 to 04/2015); Managing Board Member of the Adviser (05/2015 to present); President and CEO of other Investment Companies advised by the Adviser (12/2006 to present); President and Chief Executive Officer of other Investment Companies advised by Curian Capital, LLC (08/2014 to present)

Other Directorships Held by Trustee During Past 5 Years: None
Independent Trustees
Michael Bouchard (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2003 to present)	115
Principal Occupation(s) During Past 5 Years: Sheriff, Oakland County, Michigan (01/1999 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Ellen Carnahan (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	115
Principal Occupation(s) During Past 5 Years: Principal, Machrie Enterprises LLC (07/07 to present)
Other Directorships Held by Trustee During Past 5 Years:
Director, ENOVA International Inc. (05/2015 to present); Audit Committee Member, ENOVA International Inc. (05/2015 to present); Governance Committee Member, ENOVA International Inc. (05/2015 to present); Director, Integrys Energy Group (05/2003 to 06/2015); Governance Committee Member, Integrys Energy Group (05/2003 to 05/2013); Governance Committee Chair, Integrys Energy Group (05/2010 to 05/2013); Finance Committee Member, Integrys Energy Group (05/2003 to 2012); Audit Committee Member, Integrys Energy Group (12/2003 to 06/2015); Environmental Committee Member, Integrys Energy Group (05/2013 to 06/2015)

William J. Crowley, Jr. (70) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (01/2014 to present) Trustee [2] (01/2007 to present)	115
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)
Other Directorships Held by Trustee During Past 5 Years: Director of Alpha Natural Resources (07/2009 to present)
Michelle Engler (58) 1 Corporate Way Lansing, MI 48951	Chair of the Board [3] (01/2011 to 12/2013) Trustee [2] (12/2003 to present)	115
Principal Occupation(s) During Past 5 Years: Attorney (1983 to present)
Other Directorships Held by Trustee During Past 5 Years: None

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)	Number of Portfolios in Fund Complex to be Overseen by Trustee or Officer
John Gillespie (62) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	115
Principal Occupation(s) During Past 5 Years: Investor, Business Writer and Advisor (2006 to present); Entrepreneur-in-Residence, UCLA Office of Intellectual Property (2013 to present)
Other Directorships Held by Trustee During Past 5 Years: None
Richard McLellan (73) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/1994 to present)	115
Principal Occupation(s) During Past 5 Years: Attorney (1968 to present)
Other Directorships Held by Trustee During Past 5 Years: Member of the Board of Directors of ITC Holdings Corp. (11/2007 to 08/2012)
William R. Rybak (65) 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present)	115
Principal Occupation(s) During Past 5 Years: Board Member of various corporate boards (see below) (2002 to present)
Other Directorships Held by Trustee During Past 5 Years:
Member of the Board of Directors of Christian Brothers Investment Services, Inc. (2010 to present); Chair of Audit Committee of Christian Brothers Investment Services, Inc. (2012 to present); Member of the Board of Trustees of Lewis University (1983 to 2009 and 2012 to present), Chair (2000 to 2009) and Chair Emeritus (2009 to present); Member of the Board of Directors of Howe Barnes Hoefer Arnett (2001 to 03/2011); Member of the Boards of each of the Calamos Mutual Funds (2002 to present); Chair of Governance Committee, each of the Calamos Mutual Funds (2004 to present); Member of the Board of Directors of The PrivateBancorp (2003 to present); Chair of Audit Committee of The PrivateBancorp (05/2013 to present); Chair of Business Risk Committee of The PrivateBancorp (2009 to 05/2013)

Edward Wood (60) 1 Corporate Way Lansing, MI 48951	Trustee [2] (12/2013 to present)	115
Principal Occupation(s) During Past 5 Years:
Chief Operating Officer, McDonnell Investment Management, LLC (08/2010 to 04/2015); Managing Director, Morgan Stanley Investment Management (12/2003 to 01/2011)

Other Directorships Held by Trustee During Past 5 Years: None
Patricia A. Woodworth (61) 1 Corporate Way Lansing, MI 48951	Trustee [2] (01/2007 to present)	115
Principal Occupation(S) During Past 5 Years: Vice President, Chief Financial Officer and Chief Operating Officer, The J. Paul Getty Trust (12/2007 to present)
Other Directorships Held by Trustee During Past 5 Years: None
[1]	Mr. Nerud is an “interested person” of the Trust due to his position with Jackson National Asset Management, LLC, the Adviser.
[2]	The interested and Independent Trustees are elected to serve for an indefinite term.
[3]
Beginning January 1, 2011, the Chairperson shall serve as Chairperson for no more than three consecutive years and may not be re-elected as Chairperson until at least one year has elapsed since the end of the Chairperson’s term.  Chairperson Crowley’s term will lapse at the end of 2016.

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)
Officers
Emily J. Bennett (32) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (03/2016 to present)
Principal Occupation(s) During Past 5 Years:
Associate General Counsel of JNAM (03/2016 to present); Senior Attorney of JNAM (10/2013 to 03/2016 ); Assistant Secretary of Curian Series Trust (05/2012 to 02/2016); Assistant Secretary of other Investment Companies advised by the Adviser (03/2016 to present); Attorney of JNAM (11/2011 to 10/2013); Departmental Specialist, Michigan Public Health Institute (07/2010 to 11/2011)

Karen J. Buiter (50) 1 Corporate Way Lansing, MI 48951	Assistant Treasurer (12/2008 to present)
Principal Occupation(s) During Past 5 Years:
Vice President – Financial Reporting of the Adviser (07/2011 to present); Assistant Vice President – Financial Reporting of the Adviser (04/2008 to 06/2011); Assistant Treasurer of other Investment Companies advised by the Adviser (12/2008 to present); Assistant Treasurer of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Kelly L. Crosser (43) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (09/2007 to present)
Principal Occupation(s) During Past 5 Years:
Assistant Secretary of other Investment Companies advised by the Adviser (09/2007 to present); Assistant Secretary of other Investment Companies advised by the Adviser (11/2010 to present); Senior Compliance Analyst of Jackson National Life Insurance Company (04/2007 to 12/2013); Manager, Jackson National Life Insurance Company (12/2013 to present)

Steven J. Fredricks (45) 1 Corporate Way Lansing, MI 48951	Chief Compliance Officer (01/2005 to present) Anti-Money Laundering Officer (12/2015 to present)
Principal Occupation(s) During Past 5 Years:
Chief Compliance Officer of the Adviser and other Investment Companies advised by the Adviser (01/2005 to present); Senior Vice President of the Adviser (02/2013 to present); Anti-Money Laundering Officer of other Investment Companies advised by the Adviser (12/2015 to present); Chief Compliance Officer of other Investment Companies advised by Curian Capital, LLC (10/2011 to 05/2012)

William Harding (41) 1 Corporate Way Lansing, MI 48951	Vice President (11/2012 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Investment Officer of the Adviser (07/2014 to present); Vice President of the Adviser (10/2012 to 06/2014); Vice President of Curian Capital, LLC (02/2013 to present);Vice President of other Investment Companies advised by the Adviser (11/2012 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (05/2014 to present); Head of Manager Research, Morningstar Associates (08/2011 to 10/2012); Director of Research, Morningstar Investment Services (01/2007 to 08/2011)

Daniel W. Koors (45) 1 Corporate Way Lansing, MI 48951	Vice President (12/2006 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President of the Adviser (01/2009 to present) and Chief Operating Officer of the Adviser (04/2011 to present); Chief Financial Officer of the Adviser (01/2007 to 04/2011); Treasurer and Chief Financial Officer of the Trust (12/2006 to 11/2011); Treasurer and Chief Financial Officer (Principal Financial Officer) of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President of the Adviser (01/2007 to 12/2008); Vice President of other Investment Companies advised by the Adviser (12/2006 to present); Treasurer and Chief Financial Officer of other Investment Companies advised by the Adviser (12/2006 to 11/2011)

Name, Address and (Age)	Position(s) Held with Trust (Length of Time Served)
Kristen K. Leeman (40) 1 Corporate Way Lansing, MI 48951	Assistant Secretary (08/2012 to present)
Principal Occupation(s) During Past 5 Years:
Assistant Secretary of other Investment Companies advised by the Adviser (06/2012 to present); Regulatory Analyst of Jackson National Life Insurance Company (2/2014 to present); Senior Paralegal of Jackson National Life Insurance Company (03/2006 to 01/2014)

Gerard A. M. Oprins (57) 1 Corporate Way Lansing, MI 48951	Vice President (06/2012 to present) Treasurer and Chief Financial Officer (11/2011 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and Chief Financial Officer of the Adviser (04/2011 to present); Vice President of other funds sponsored by Curian Capital, LLC that are in the same group of other investment companies advised by JNAM (03/2012 to present); Business Consultant (2009 to 03/2011)

Michael Piszczek (58) 1 Corporate Way Lansing, MI 48951	Vice President (11/2007 to present)
Principal Occupation(s) During Past 5 Years:
Vice President – Tax of the Adviser (07/2011 to present); Assistant Vice President – Tax of the Adviser (11/2007 to 06/2011); Vice President of other Investment Companies advised by the Adviser (11/2007 to present); Vice President of other Investment Companies advised by Curian Capital, LLC (11/2010 to present)

Susan S. Rhee (44) 1 Corporate Way Lansing, MI 48951	Vice President, Counsel and Secretary (02/2004 to present)
Principal Occupation(s) During Past 5 Years:
Senior Vice President and General Counsel of the Adviser (01/2010 to present); Chief Legal Officer (07/2004 to 12/2009) and Secretary (11/2000 to present) of the Adviser; Vice President, Counsel (Chief Legal Officer) and Secretary of other Investment Companies advised by Curian Capital, LLC (11/2010 to present); Vice President, Counsel, and Secretary of other Investment Companies advised by the Adviser (02/2004 to present)

Board Of Trustees Leadership Structure

The Board is responsible for oversight of the Trust, including risk oversight and oversight of Trust management.  The Board consists of nine Trustees who are not “interested persons” of the Trust (“Independent Trustees”) and one interested Trustee.  The Independent Trustees  have retained outside independent legal counsel and meet at least quarterly with that counsel in executive session without the interested Trustee and management.

The Chairman of the Board is a disinterested Trustee.  The Chairman presides at all meetings of the Board at which the Chairman is present.  The Chairman exercises such powers as are assigned to him or her by the Trust’s organizational and operating documents and by the Board, which may include acting as a liaison with service providers, attorneys, the Trust’s officers including the Chief Compliance Officer and other Trustees between meetings.

The Board has established a committee structure to assist in overseeing the Trust. The Board has an Audit Committee, a Governance Committee, and two Investment Committees.  Each committee is comprised exclusively of Independent Trustees, with the exception of one of the Investment Committees, which has the Interested Trustee as a member, and each is chaired by one or more different Independent Trustees.  The independent chairperson(s) of each committee, among other things, facilitates communication among the Independent Trustees, Trust management, service providers, and the full Board. The Trust has determined that the Board’s leadership structure is appropriate given the specific characteristics and circumstances of the Trust including, without limitation, the number of Funds that comprise the Trust, the net assets of the Trust and the Trust’s business and structure, because it allows the Board to exercise oversight in an orderly and efficient manner.

Risk Oversight

Consistent with its general oversight responsibilities, the Board oversees risk management of each Fund.  The Board administers its risk oversight function in a number of ways, both at the Board level and through its Committee structure, as deemed necessary and appropriate at the time in light of the specific characteristics or circumstances of the Funds.  As part of its oversight of risks, the Board or its Committees receive and consider reports from a number of parties, such as the Adviser, the Sub-Advisers, portfolio managers, the Trust’s independent auditors, the Trust’s officers including the Chief Compliance Officer, Jackson executives and outside counsel.  The Board also adopts and periodically reviews policies and procedures intended to address risks and monitors efforts to assess the effectiveness of the implementation of the policies and procedures in addressing risks.  It is possible that, despite the Board’s oversight of risk, not all risks will be identified, mitigated or addressed.  Further, certain risks may arise that were unforeseen.

Committees of the Board of Trustees

The Audit Committee assists the Board of Trustees in fulfilling its oversight responsibilities by providing oversight with respect to the preparation and review of the financial reports and other financial information provided by the Trust to the public or government agencies.  The Audit Committee is responsible for the selection, subject to ratification by the Board, of the Trust’s independent auditor, and for the approval of the auditor’s fee.  The Audit Committee also reviews the Trust’s internal controls regarding finance, accounting, legal compliance and the Trust’s auditing, accounting and financial processes generally.  The Audit Committee also serves as the Trust’s “Qualified Legal Compliance Committee”, for the confidential receipt, retention, and consideration of reports of evidence of material violations under rules of the SEC.  As of January 1, 2014, Messrs. Crowley, Rybak, Wood, and Mesdames. Carnahan and Engler are members of the Audit Committee.  Mr. Rybak serves as Chair of the Audit Committee.  Mr. Crowley is an ex officio member of the Audit Committee. The Audit Committee had six meetings in the last fiscal year.

The Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the Board of Trustees.  The Governance Committee will accept trustee nominations from shareholders. Any such nominations should be sent to the Trust’s Governance Committee, c/o Chair of the Governance Committee, Mr. Michael Bouchard, P.O. Box 30902, Lansing, Michigan 48909-8402.  As of January 1, 2014, Messrs. Bouchard, Crowley, Gillespie, McLellan and Ms. Woodworth are members of the Governance Committee.  Mr. Bouchard serves as Chair of the Governance Committee.  Mr. Crowley is an ex officio member of the Governance Committee.  The Governance Committee had three meetings in the last fiscal year.

The Investment Committees review the performance of the Funds.  Each Committee meets at least four times per year and reports the results of its review to the full Board at each regularly scheduled Board meeting.  Each independent Trustee sits on one of the three Committees.  Mesdames Carnahan and Woodworth and Mr. Crowley are members of Investment Committee A.  Ms. Carnahan serves as Chair of Investment Committee A.  Messrs. Bouchard, Nerud, and Wood and Ms. Engler are members of Investment Committee B.  Mr. Wood serves as Chair of Investment Committee B.  Mr. Gillespie, McLellan and Rybak are members of Investment Committee C.  Mr. McLellan serves as Chair of Investment Committee C. The Investment Committees had three meetings in the last fiscal year.

Certain Positions of Independent Trustees and their Family Members

As of December 31, 2015, none of the independent Trustees, nor any member of an Independent Trustee’s immediate family, held a position (other than the Independent Trustee’s position as such with the Trust) including as officer, employee, director or general partner during the two most recently completed calendar years with (i) any Fund, and/or  (ii) an investment company, or a person that would be an investment company but for the exclusion provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as any Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with an investment adviser or principal underwriter of any Fund; (iii) an investment adviser, principal underwriter or affiliated person of any Fund; or (iv) any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of any Fund.

Ownership of Trustees of Shares in the Funds of the Trust

As of December 31, 2015, the Trustees beneficially owned the following interests in shares of the Funds:

Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of equity Securities in All registered Investment Companies Overseen by the Trustee in the Family of Investment Companies
Mark D. Nerud[1]	$50,001 - $100,000	Over $100,000
JNL/WMC Value Fund
Over $100,000
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
Michael Bouchard	None	N/A
Ellen Carnahan	None	N/A
William J. Crowley, Jr.	None	N/A
Michelle Engler [2]	$1 - $10,000	Over $100,000
JNL/American Funds New World Fund
JNL/Causeway International Value Select Fund
JNL Multi-Manager Small Cap Growth Fund
JNL/PPM America High Yield Bond Fund
$10,001 - $50,000
JNL/Goldman Sachs Core Plus Bond Fund
JNL/PIMCO Total Return Bond Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Value Fund
John Gillespie	None	N/A
Richard McLellan[2]	Over $100,000	Over $100,000
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital 400 MidCap Index Fund
JNL/Mellon Capital Small Index Fund
William R. Rybak[2]	$50,001 - $100,000	Over $100,000
JNL/Mellon Capital 400 MidCap Index Fund
JNL/Mellon Capital Small Index Fund
Over $100,000
JNL/Mellon Capital S&P 500 Index Fund
Edward Wood	None	N/A
Patricia A. Woodworth	None	N/A
1 The beneficial interests of Mr. Nerud in shares of the Funds reflected in the foregoing table are held by him through a qualified retirement plan maintained by Jackson for its officers and employees.
2 Messrs. McLellan and Rybak, and Ms. Engler own a Jackson National Life Insurance Company variable annuity under which each of their  investments is allocated to the investment divisions that invest in the Funds.

As is described in the Prospectus, shares in the Funds of the Trust are sold only to Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York and to Jackson qualified and non-qualified retirement plans.

Ownership by Independent Trustees of Interests in Certain Affiliates of the Trust

As of December 31, 2015, none of the Independent Trustees, nor any member of an Independent Trustee’s immediate family, owned beneficially or of record any securities in an adviser or principal underwriter of any Fund, or a person directly or indirectly controlling or under common control with an investment adviser or principal underwriter of any Fund.

Trustee Compensation

The Trustee who is an “interested person” receives no compensation from the Trust.  Effective January 1, 2016, each Independent Trustee is paid by the Funds an annual retainer of $195,000, as well as a fee of $12,500 for each in-person meeting of the Board attended.  For each telephonic meeting of the Board attended, each Independent Trustee is paid a fee of $5,000. The Chairman of the Board of Trustees receives an additional annual retainer of $80,000.  The Chair of the Audit Committee receives an additional annual retainer of $25,000 for his services in that capacity.  The members of the Audit Committee, including the Chair, receive $3,000 for each in-person or telephonic Audit Committee meeting attended.  The Chair of the Governance Committee receives an additional annual retainer of $18,000 for his services in that capacity.  The members of the Governance Committee, including the Chair, receive $2,500 for each in-person or telephonic Governance Committee meeting. The Chair of each Investment Committee receives an additional annual retainer of $10,000 for his or her services in that capacity.  If an Independent Trustee participates in an in-person Board meeting by telephone, the Independent Trustee will receive half of the meeting fee.

Independent Trustees will receive $2,500 per day plus travel expenses when traveling, on behalf of a Fund, out of town on Fund business (which, generally, does not include attending educational sessions or seminars).  However, if a Board or Committee meeting is held out of town, Independent Trustees will not receive the “per diem” fee plus the Board or Committee fee for such out of town meeting, but rather will receive the greater of $2,500 or the meeting fee.

The Independent Trustees received the following compensation for their services during the fiscal year ended December 31, 2015:

Trustee	Aggregate Compensation from the Trust[1]	Pension or Retirement Benefits Accrued As Part of Trust Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trust and Fund Complex
Michael Bouchard	$234,635	$0	$0	$260,500 [3]
Ellen Carnahan	$234,183	$0	$0	$260,000 [4]
William J. Crowley, Jr.[2]	$274,715	$0	$0	$305,000 [5]
Michelle Engler	$225,177	$0	$0	$250,000
John Gillespie	$218,420	$0	$0	$242,500 [6]
Richard McLellan	$227,429	$0	$0	$252,500
William R. Rybak	$241,389	$0	$0	$268,000
Edward Wood	$234,183	$0	$0	$260,000 [7]
Patricia Woodworth	$218,420	$0	$0	$242,500 [8]
[1]	The fees paid to the Independent Trustees are paid for combined service on the Boards of the Trust, JNL Investors Series Trust, JNL Variable Fund LLC, and JNL Strategic Income Fund LLC (the “Fund Complex”). The fees are allocated to the Funds and affiliated investment companies on a pro-rata basis based on net assets. The total fees paid to all the Independent Trustees is $2,341,000.
[2]	Mr. Crowley is an ex officio member of the Governance Committee and the Audit Committee. Therefore, he does not receive any compensation as a member of these Committees.
[3]	Amount includes $19,350 deferred by Mr. Bouchard.
[4]	Amount includes $130,000 deferred by Ms. Carnahan.
[5]	Amount includes $274,000 deferred by Mr. Crowley.
[6]	Amount includes $121,250 deferred by Mr. Gillespie.
[7]	Amount includes $260,000 deferred by Mr. Wood.
[8]	Amount includes $51,000 deferred by Ms. Woodworth

Neither the Trust nor any of the other investment companies in the Fund Complex has adopted any plan providing pension or retirement benefits for Trustees.

Selection of Trustee Nominees

The Board is responsible for considering Trustee nominees at such times as it considers electing new Trustees to the Board.  The Governance Committee, on behalf of the Board, leads the Board in its consideration of Trustee candidates.  The Board and Governance Committee may consider recommendations by business and personal contacts of current

Board members and by executive search firms which the Board or the Governance Committee may engage from time to time and will also consider shareholder recommendations.  The Board has not established specific, minimum qualifications that it believes must be met by a Trustee nominee.  In evaluating Trustee nominees, the Board and the Governance Committee consider, among other things, an individual’s background, skills, and experience; whether the individual is an “interested person” as defined in the 1940 Act; and whether the individual would be deemed an “audit committee financial expert” within the meaning of applicable SEC rules.  The Board and the Governance Committee also consider whether the individual’s background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the diversity of the Board.  There are no differences in the manner in which the Board and the Governance Committee evaluate nominees for Trustee based on whether the nominee is recommended by a shareholder.

A shareholder who wishes to recommend a Trustee nominee should submit his or her recommendation in writing to the Chair of the Governance Committee, Michael Bouchard, P.O. Box 30902, Lansing, Michigan 48909-8402.  At a minimum, the recommendation should include:

•	The name, address, date of birth and business, educational, and/or other pertinent background of the person being recommended;

•	A statement concerning whether the person is an “interested person” as defined in the 1940 Act;

•	Any other information that the Funds would be required to include in a proxy statement, under applicable SEC rules, concerning the person if he or she was nominated; and

•
The name and address of the person submitting the recommendation, together with an affirmation of the person’s investment, via insurance products, in the Funds and the period for which the shares have been held.

The recommendation also can include any additional information which the person submitting it believes would assist the Board and the Governance Committee in evaluating the recommendation.

Shareholders should note that a person who owns securities issued by Prudential plc (the ultimate parent company of the Funds’ investment adviser and distributor) would be deemed an “interested person” under the 1940 Act.  In addition, certain other relationships with Prudential plc or its subsidiaries, with registered broker-dealers, or with the Funds’ outside legal counsel may cause a person to be deemed an “interested person.”

Before the Governance Committee decides to nominate an individual as a Trustee, Board members customarily interview the individual in person.  In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information that must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

Additional Information Concerning The Trustees

The below is a discussion, for each Trustee, of the particular experience, qualifications, attributes or skills that led to the conclusion that the Trustee should serve as a Trustee.  The Board monitors its conclusions in light of information subsequently received throughout the year and considers its conclusions to have continuing validity until the Board makes a contrary determination.  In reaching their conclusions, the Trustees considered various facts and circumstances and did not identify any factor as controlling, and individual Trustees may have considered additional factors or weighed the same factors differently.

Mark D. Nerud. Mr. Nerud is President and CEO of the Adviser, and President and CEO of other investment companies advised by the Adviser.  Mr. Nerud also served as Vice President – Fund Accounting & Administration of Jackson for ten years.  Mr. Nerud is the former Chief Financial Officer of the Adviser and of other investment companies advised by the Adviser.  Mr. Nerud has a Bachelor of Arts in Economics from St. Olaf College.

The Board considered Mr. Nerud’s various roles and executive experience with the Adviser, his executive experience, financial and accounting experience, academic background, and his approximately nine years experience as Trustee of the Trust.

Michael Bouchard.  Mr. Bouchard is currently Sherriff of Oakland County Michigan.  Mr. Bouchard has a Bachelor’s degree from Michigan State University, where he majored in criminal justice and police administration.

The Board considered Mr. Bouchard’s executive experience, academic background, and his approximately twelve years experience as Trustee of the Trust.

Ellen Carnahan.   Ms. Carnahan is a Principal of Machrie Enterprises LLC. Ms. Carnahan was formerly a Managing Director of William Blair Capital Management LLC. Ms. Carnahan is a board member of several corporate and philanthropic boards. Ms. Carnahan received a Bachelor of Business Administration from the University of Notre Dame and a Master’s of Business Administration from the University of Chicago.

The Board considered Ms. Carnahan’s executive experience, financial experience, academic background, and board experience with other companies and philanthropic organizations, as well as her two years of experience as Trustee of the Trust.

William J. Crowley, Jr.  Mr. Crowley is the Chairperson of the Board beginning in January 2014. Mr. Crowley formerly served as Managing Partner (Baltimore Office) of Arthur Andersen, and currently serves on the board of Alpha Natural Resources. Mr. Crowley has a Bachelor of Arts and a Master’s in Business Administration from Michigan State University.

The Board considered Mr. Crowley’s accounting and financial experience, board experience with other companies, academic background, and his approximately nine years experience as Trustee of the Trust.

Michelle Engler. Ms. Engler was the Chairperson of the Board from January 2011 through December 2013.  Ms. Engler is a practicing attorney.  Ms. Engler is a former director of Federal Home Loan Mortgage Corporation.  Ms. Engler received her Bachelor’s degree in Government at the University of Texas and is a graduate of the University of Texas Law School.

The Board considered Ms. Engler’s executive experience, board experience with a financial company, academic background, legal training and practice, and her approximately twelve years experience as Trustee of the Trust, including three years as Chairperson of the Board.

John Gillespie.   Mr. Gillespie is a professional business speaker and a writer for Simon & Schuster and the New Yorker magazine. Mr. Gillespie was formerly the Chief Financial Officer and Executive Vice President for the Mentor Network. Mr. Gillespie is a board member of several philanthropic boards. Mr. Gillespie received a Bachelor of Arts from Harvard College and a Master’s of Business Administration from Harvard Business School.

The Board considered Mr. Gillespie’s executive experience, financial experience, academic background, and board experience with philanthropic organizations, as well as his two years of experience as Trustee of the Trust.

Richard McLellan.  Mr. McLellan formerly was Senior Counsel and a Member of Dykema Gossett PLLC (law firm).  He also was formerly an Adjunct Associate Professor at Michigan State University. Mr. McLellan received his bachelor’s degree from Michigan State University and is a graduate of the University of Michigan Law School.

The Board considered Mr. McLellan’s legal training and practice, academic background and his approximately twenty-one years experience as Trustee of the Trust.

William R. Rybak. Mr. Rybak formerly served as Chief Financial Officer of Van Kampen Investments and is a Board Member of several corporate boards, including another mutual fund company.  Mr. Rybak has a Bachelor of Arts degree in Accounting from Lewis University and a Master’s of Business Administration from the University of Chicago.

The Board considered Mr. Rybak’s board experience with other companies, financial experience, academic background and approximately nine years experience as Trustee of the Trust.

Edward Wood.  Mr. Wood formerly served as Chief Operating Officer of McDonnell Investment Management, LLC. Mr. Wood also was formerly President and Principal Executive Officer of the Van Kampen family of mutual funds, Chief Administrative Officer of Van Kampen Investments and Chief Operating Officer of Van Kampen Funds, Inc. Mr. Wood received a Bachelor of Science from the Wharton School of the University of Pennsylvania.

The Board considered Mr. Wood’s executive experience, financial and accounting experience and academic background, as well as his two years of experience as Trustee of the Trust.

Patricia A. Woodworth. Ms. Woodworth is Vice President, Chief Financial Officer and Chief Operating Officer of The J. Paul Getty Trust, and is former Executive Vice President for Finance and Administration, Chief Financial Officer of the Art Institute of Chicago.  Ms. Woodworth has a Bachelor of Arts from the University of Maryland.

The Board considered Ms. Woodworth’s executive experience, financial experience, academic background, and approximately nine years experience as Trustee of the Trust.

VII.            PRINCIPAL HOLDERS OF THE TRUST’S SHARES

As of August 31, 2016, the officers and Trustees of the Trust, as a group, beneficially owned less than 1% of the then outstanding shares of each class of each Fund.

Because shares in the Trust are sold only to the separate accounts of Jackson, Jackson NY, certain Funds of the Trust and certain investment companies managed by affiliates of the Adviser organized as Fund of Funds, and to certain qualified and unqualified retirement plans, Jackson, through their separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts and certain retirement plans, is the owner of record of substantially all of the shares of the Trust.  In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.

As may be required by applicable law and interpretations of the staff of the SEC, Jackson and Jackson NY will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by their separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable.  This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson through its general account, and shares held in the separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners.  This is sometimes referred to as “echo” voting.  Master Fund proxies solicited from Feeder Funds are voted in accordance with applicable provisions of Section 12 of the Investment Company Act of 1940.

As of August 31, 2016, the following persons beneficially owned more than 5% or more of the shares of the Fund(s) indicated below:

Fund	Name and Address	Percentage of Shares Owned
JNL Multi-Manager Alternative Fund (Class A)
	JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	24.04%
	JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	18.88%
	JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	12.43%
	JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	8.15%
	JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	6.67%
	JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	6.48%
	JNAM Guidance - Alt 100 Fund 1 Corporate Way Lansing MI 48951	6.22%
JNL Multi-Manager Small Cap Growth Fund (Class A)
	JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	7.60%
	JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	7.29%
JNL Multi-Manager Small Cap Value Fund (Class A)
	JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	16.13%
	JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	14.03%
	JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	6.67%
	JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	6.45%
JNL/AQR Managed Futures Strategy Fund (Class A)
	JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	24.64%

Fund	Name and Address	Percentage of Shares Owned
	JNL Institutional Alt 35 Fund 1 Corporate Way Lansing MI 48951	13.57%
	JNAM Guidance - Alt 100 Fund 1 Corporate Way Lansing MI 48951	8.08%
	JNL Alt 65 Fund 1 Corporate Way Lansing MI 48951	7.42%
	JNL Institutional Alt 20 Fund 1 Corporate Way Lansing MI 48951	5.51%
JNL/BlackRock Large Cap Select Growth Fund (Class A)
	JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	19.21%
	JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	12.06%
	JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	7.48%
JNL/Boston Partners Global Long Short Equity Fund (Class A)
	JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	36.82%
	JNL Institutional Alt 35 Fund 1 Corporate Way Lansing MI 48951	17.24%
	JNAM Guidance - Alt 100 Fund 1 Corporate Way Lansing MI 48951	10.92%
	JNL Alt 65 Fund 1 Corporate Way Lansing MI 48951	9.88%
	JNL Institutional Alt 20 Fund 1 Corporate Way Lansing MI 48951	8.07%
	JNAM Guidance - Moderate Growth Fund 1 Corporate Way Lansing MI 48951	5.67%
JNL/Causeway International Value Select Fund (Class A)
	JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	12.89%

Fund	Name and Address	Percentage of Shares Owned
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	9.58%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	6.85%
JNL/Crescent High Income Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	23.22%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	15.48%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	14.67%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	11.88%
JNL Disciplined Moderate Growth Fund 1 Corporate Way Lansing MI 48951	6.50%
JNL/DoubleLine Emerging Markets Fixed Income Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	29.83%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	27.36%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	19.01%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	12.66%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	9.76%
JNL/DoubleLine Shiller Enhanced CAPE Fund (Class A)
JNL Disciplined Moderate Growth Fund 1 Corporate Way Lansing MI 48951	20.24%
JNL Disciplined Growth Fund 1 Corporate Way Lansing MI 48951	12.37%

Fund	Name and Address	Percentage of Shares Owned
JNL Disciplined Moderate Fund 1 Corporate Way Lansing MI 48951	12.12%
JNL Institutional Alt 35 Fund 1 Corporate Way Lansing MI 48951	12.09%
JNL Institutional Alt 20 Fund 1 Corporate Way Lansing MI 48951	8.56%
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	8.51%
JNAM Guidance - Moderate Growth Fund 1 Corporate Way Lansing MI 48951	7.28%
JNL/Franklin Templeton Global Growth Fund (Class A)
JNL/Franklin Templeton Founding Strategy Fund 1 Corporate Way Lansing MI 48951	51.29%
JNL/Franklin Templeton Global Multisector Bond Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	18.25%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	13.97%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	7.14%
JNL/Franklin Templeton Income Fund (Class A)
JNL/Franklin Templeton Founding Strategy Fund 1 Corporate Way Lansing MI 48951	19.93%
JNL/Franklin Templeton Mutual Shares Fund (Class A)
JNL/Franklin Templeton Founding Strategy Fund 1 Corporate Way Lansing MI 48951	41.45%
JNL/Goldman Sachs Emerging Markets Debt Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	19.00%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	15.30%

Fund	Name and Address	Percentage of Shares Owned
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	10.35%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	5.03%
JNL/Goldman Sachs Mid Cap Value Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	11.79%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	10.29%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	6.02%
JNL/Harris Oakmark Global Equity Fund (Class A)
JNAM Guidance - Moderate Growth Fund 1 Corporate Way Lansing MI 48951	35.50%
JNAM Guidance - Moderate Fund 1 Corporate Way Lansing MI 48951	13.92%
JNAM Guidance - Maximum Growth Fund 1 Corporate Way Lansing MI 48951	12.43%
JNAM Guidance - Growth Fund 1 Corporate Way Lansing MI 48951	12.43%
JNAM Guidance - Equity 100 Fund 1 Corporate Way Lansing MI 48951	6.53%
JNL/Invesco Global Real Estate Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	6.50%
JNL/Invesco International Growth Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	9.95%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	9.86%
JNL/Invesco Mid Cap Value Fund (Class A)

Fund	Name and Address	Percentage of Shares Owned
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	16.79%
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	11.33%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	6.13%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	5.92%
JNL/Invesco Small Cap Growth Fund (Class A)
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	7.04%
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	6.36%
JNL/JPMorgan MidCap Growth Fund (Class A)
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	10.88%
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	10.73%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	5.97%
JNL/JPMorgan U.S. Government & Quality Bond Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	10.62%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	10.10%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	8.89%
JNL/Lazard Emerging Markets Fund (Class A)
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	15.88%
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	8.15%

Fund	Name and Address	Percentage of Shares Owned
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	5.83%
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	5.07%
JNL/Mellon Capital Bond Index Fund (Class A)
JNL/Mellon Capital Index 5 Fund 1 Corporate Way Lansing MI 48951	13.31%
JNL/Mellon Capital Emerging Markets Index Fund (Class A)
JNL Disciplined Moderate Growth Fund 1 Corporate Way Lansing MI 48951	10.07%
JNL Disciplined Moderate Fund 1 Corporate Way Lansing MI 48951	5.56%
JNL Disciplined Growth Fund 1 Corporate Way Lansing MI 48951	5.52%
JNL/Mellon Capital International Index Fund (Class A)
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	8.92%
JNL Institutional Alt 20 Fund 1 Corporate Way Lansing MI 48951	7.86%
JNL Institutional Alt 35 Fund 1 Corporate Way Lansing MI 48951	7.80%
JNL/Mellon Capital Index 5 Fund 1 Corporate Way Lansing MI 48951	7.14%
JNL Disciplined Moderate Growth Fund 1 Corporate Way Lansing MI 48951	6.56%
JNL/Mellon Capital S&P 400 MidCap Index Fund (Class A)
JNL/Mellon Capital Index 5 Fund 1 Corporate Way Lansing MI 48951	6.39%
JNL/Mellon Capital Small Cap Index Fund (Class A)
JNL/Mellon Capital Index 5 Fund 1 Corporate Way Lansing MI 48951	8.24%
JNL/Morgan Stanley Mid Cap Growth Fund (Class A)

Fund	Name and Address	Percentage of Shares Owned
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	27.88%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	14.98%
JNL/Morgan Stanley Mid Cap Growth Fund (Class B)
Jackson National Life - Seed Money 1 Corporate Way Lansing MI 48951	70.59%
JNL/Neuberger Berman Strategic Income Fund (Class B)
Jackson National Life - Seed Money 1 Corporate Way Lansing MI 48951	35.33%
JNL/Oppenheimer Emerging Markets Innovator Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	37.66%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	23.07%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	16.31%
JNL/Oppenheimer Global Growth Fund (Class A)
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	12.31%
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	8.10%
JNL/PIMCO Real Return Fund (Class A)
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	8.27%
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	7.53%
JNL/PPM America High Yield Bond Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	8.83%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	6.25%

Fund	Name and Address	Percentage of Shares Owned
JNL/PPM America Total Return Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	17.00%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	15.39%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	10.51%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	8.64%
JNL Disciplined Moderate Fund 1 Corporate Way Lansing MI 48951	6.57%
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	5.19%
JNL/S&P Competitive Advantage Fund (Class A)
JNL/S&P 4 Fund 1 Corporate Way Lansing MI 48951	60.14%
JNL/S&P Dividend Income & Growth Fund (Class A)
JNL/S&P 4 Fund 1 Corporate Way Lansing MI 48951	32.16%
JNL/S&P International 5 Fund (Class A)
JNL Disciplined Moderate Growth Fund 1 Corporate Way Lansing MI 48951	41.13%
JNL Disciplined Growth Fund 1 Corporate Way Lansing MI 48951	23.98%
JNL Disciplined Moderate Fund 1 Corporate Way Lansing MI 48951	15.98%
JNL/S&P Intrinsic Value Fund (Class A)
JNL/S&P 4 Fund 1 Corporate Way Lansing MI 48951	64.77%
JNL/S&P Mid 3 Fund (Class A)
JNL Institutional Alt 20 Fund 1 Corporate Way Lansing MI 48951	10.13%

Fund	Name and Address	Percentage of Shares Owned
JNL Institutional Alt 35 Fund 1 Corporate Way Lansing MI 48951	5.57%
JNL/S&P MID 3 Fund (Class B)
Jackson National Life - Seed Money 1 Corporate Way Lansing MI 48951	87.21%
JNL/S&P Total Yield Fund (Class A)
JNL/S&P 4 Fund 1 Corporate Way Lansing MI 48951	75.01%
JNL/Scout Unconstrained Bond Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	17.92%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	12.31%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	11.30%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	8.02%
JNL Disciplined Moderate Fund 1 Corporate Way Lansing MI 48951	7.20%
JNL Disciplined Moderate Growth Fund 1 Corporate Way Lansing MI 48951	6.83%
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	6.40%
JNL Institutional Alt 35 Fund 1 Corporate Way Lansing MI 48951	5.81%
JNL Institutional Alt 20 Fund 1 Corporate Way Lansing MI 48951	5.64%
JNL/T. Rowe Price Established Growth Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	12.66%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	11.22%

Fund	Name and Address	Percentage of Shares Owned
JNL/T. Rowe Price Short-Term Bond Fund (Class A)
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	11.20%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	11.12%
JNL/S&P Managed Conservative Fund 1 Corporate Way Lansing MI 48951	7.03%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	5.92%
JNL/T. Rowe Price Value Fund (Class A)
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	16.92%
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	13.73%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	6.67%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	6.43%
JNL/Westchester Capital Event Driven Fund (Class A)
JNL Institutional Alt 50 Fund 1 Corporate Way Lansing MI 48951	34.45%
JNL Institutional Alt 35 Fund 1 Corporate Way Lansing MI 48951	17.57%
JNAM Guidance - Alt 100 Fund 1 Corporate Way Lansing MI 48951	12.62%
JNL Institutional Alt 20 Fund 1 Corporate Way Lansing MI 48951	10.85%
JNL Alt 65 Fund 1 Corporate Way Lansing MI 48951	9.60%
JNAM Guidance - Moderate Growth Fund 1 Corporate Way Lansing MI 48951	6.11%
JNL/WMC Value Fund (Class A)

Fund	Name and Address	Percentage of Shares Owned
JNL/S&P Managed Moderate Growth Fund 1 Corporate Way Lansing MI 48951	21.30%
JNL/S&P Managed Growth Fund 1 Corporate Way Lansing MI 48951	19.68%
JNL/S&P Managed Aggressive Growth Fund 1 Corporate Way Lansing MI 48951	8.77%
JNL/S&P Managed Moderate Fund 1 Corporate Way Lansing MI 48951	6.46%

Persons who own Variable Contracts may be deemed to have an indirect beneficial interest in the Fund shares owned by the relevant Investment Divisions.  As noted above, Contract owners have the right to give instructions to the insurance company shareholders as to how to vote the Fund shares attributable to their Variable Contracts.  To the knowledge of management of the Trust, as of August 31, 2016, the following persons may be deemed to have an indirect beneficial interest totaling more than 25% of the voting securities of any Fund:

Fund	Name and Address	Percentage of Shares Owned
JNL/American Funds Global Small Capitalization Fund (Class B)
Hamersly Irrevocable Trust 2695 Surrey Ln West Linn OR 97068	27.35%
JNL/American Funds International Fund (Class B)
Rosemarie Durbin 6708 Bridge Hill Cove Austin TX 78746	29.90%
JNL/AQR Managed Futures Strategy Fund (Class B)
David Furbush 1640 NW 132nd St Clive IA 50325	37.72%
JNL/DFA U.S. Core Equity Fund (Class B)
Edward Fletcher 1300 Salterton Ct Raleigh NC 27608	30.26%
JNL/Franklin Templeton Global Multisector Bond Fund (Class B)
Annie Bao 11017 Greenbrier Dr Carmel IN 46037	25.27%

Fund	Name and Address	Percentage of Shares Owned
JNL/Mellon Capital Emerging Markets Index Fund (Class B)
Ron Ashley 2617 Worth Rd Crestwood KY 40014	28.65%
JNL/Mellon Capital S&P 24 Fund (Class B)
David Furbush 1640 NW 132nd St Clive IA 50325	31.05%
JNL/Neuberger Berman Strategic Income Fund (Class B)
William Delayo 2154 Perine Rd Martinsville NJ 08836	35.45%
JNL/PPM America Mid Cap Value Fund (Class B)
Elena G Venckus Irrevocable Trust 515 15th St Santa Monica CA 90402	37.55%
JNL/PPM America Small Cap Value Fund (Class B)
Ron Ashley 2617 Worth Rd Crestwood KY 40014	33.93%
JNL/WMC Balanced Fund (Class B)
Roden Insurance Trust 4800 E 42nd St Ste 400 Odessa TX 79762	39.40%

The S&P Funds noted above are Funds of the Trust.  The address for the S&P Funds and Jackson is 1 Corporate Way, Lansing, Michigan 48951.

VIII.     INVESTMENT ADVISER, SUB-ADVISERS AND OTHER SERVICE PROVIDERS

Investment Adviser

Jackson National Asset Management, LLC

JNAM, 1 Corporate Way, Lansing, Michigan 48951, is the investment adviser to the Trust.  As investment adviser, JNAM provides the Trust with professional investment supervision and management.  The Adviser is a wholly owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.

JNAM acts as investment adviser to the Trust pursuant to an Investment Advisory and Management Agreement.

The Investment Advisory and Management Agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by (i) a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Trust, and (ii) the shareholders of the affected Fund or the Board of Trustees.  It may be terminated at any time upon 60 days notice by the Adviser, or by a majority vote of the outstanding shares of a Fund with respect to that Fund, and will terminate automatically upon assignment.  Additional Funds may be subject to a different agreement.  The Investment Advisory and Management Agreement provides that the Adviser shall not be liable for any error of judgment, or for any loss suffered by any Fund in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the agreement.  As compensation for its services, the Trust pays the Adviser a fee in respect of each Fund as described in the Prospectus.  The fee paid by the Trust to the Adviser for the fiscal years ended December 31, 2015, December 31, 2014 and December 31, 2013 were $654,212,871, $577,552,292, and $461,712,049, respectively.

The JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, and JNL/S&P 4 Fund do not charge an investment advisory fee.  For the fiscal years ended December 31, 2015, 2014, and 2013, the fees incurred by each remaining Fund (before any fee waivers) pursuant to the Management Agreement were as follows:

Fund	December 31, 2015	December 31, 2014	December 31, 2013
JNL/American Funds® Blue Chip Income and Growth Fund[1]	$13,131,057	$10,160,303	$6,666,240
JNL/American Funds Global Bond Fund[2]	$3,287,924	$3,589,470	$3,222,299
JNL/American Funds Global Small Capitalization Fund[3]	$3,598,406	$2,892,057	$2,006,777
JNL/American Funds Growth-Income Fund[4]	$18,544,294	$13,807,905	$8,542,329
JNL/American Funds International Fund[5]	$7,782,823	$5,587,160	$3,796,634
JNL/American Funds New World Fund[6]	$8,223,924	$7,674,431	$5,693,158
JNL Institutional Alt 20 Fund	$1,953,080	$2,047,512	$1,852,293
JNL Institutional Alt 35 Fund	$2,458,026	$2,675,563	$2,492,085
JNL Institutional Alt 50 Fund	$3,355,190	$3,632,283	$3,361,955
JNL Alt 65 Fund	$913,005	$958,051	$1,086,669
JNL/American Funds Balanced Allocation Fund[7]	$2,987,794	$1,886,433	$892,118
JNL/American Funds Growth Allocation Fund[8]	$2,494,628	$1,619,234	$645,218
JNL Multi-Manager Alternative Fund**[9]	$7,380,828	N/A	N/A
JNL Multi-Manager Mid Cap Fund****	N/A	N/A	N/A
JNL Multi-Manager Small Cap Growth Fund (formerly, JNL/Eagle SmallCap Equity Fund)	$9,235,152	$10,132,586	$9,723,906
JNL Multi-Manager Small Cap Value Fund (formerly, JNL/Franklin Templeton Small Cap Value Fund)	$8,597,520	$8,375,341	$6,998,100
JNL/AB Dynamic Asset Allocation Fund (formerly, JNL/AllianceBernstein Dynamic Asset Allocation Fund)	$220,917	$98,564	N/A
JNL/AQR Managed Futures Strategy Fund	$5,930,910	$4,208,110	$4,962,411

Fund	December 31, 2015	December 31, 2014	December 31, 2013
JNL/BlackRock Natural Resources Fund (formerly, JNL/BlackRock Commodity Securities Strategy Fund)	$5,691,170	$8,944,548	$9,195,491
JNL/BlackRock Global Allocation Fund	$25,745,151	$23,010,954	$15,584,260
JNL/BlackRock Large Cap Select Growth Fund	$8,588,393	$6,840,724	$4,020,786
JNL/Boston Partners Global Long Short Equity Fund	$5,574,416	$1,205,280	N/A
JNL/Brookfield Global Infrastructure and MLP Fund	$8,904,905	$8,330,554	$3,725,249
JNL/Capital Guardian Global Balanced Fund[10]	$3,129,941	$3,143,982	$2,916,688
JNL/Crescent High Income Fund*	N/A	N/A	N/A
JNL/DFA U.S. Core Equity Fund[11]	$4,196,152	$3,564,823	$2,046,306
JNL/DoubleLine® Emerging Markets Fixed Income Fund*	N/A	N/A	N/A
JNL/DoubleLine® Shiller Enhanced CAPE® Fund***	$262,464	N/A	N/A
JNL/Franklin Templeton Global Growth Fund	$7,518,203	$7,562,214	$5,333,884
JNL/Franklin Templeton Global Multisector Bond Fund[12]	$14,622,934	$14,166,553	$10,028,998
JNL/Franklin Templeton Income Fund	$15,871,385	$15,917,862	$11,899,346
JNL/Franklin Templeton International Small Cap Growth Fund	$4,912,267	$4,430,631	$3,211,567
JNL/Franklin Templeton Mutual Shares Fund	$8,756,051	$8,677,386	$7,097,445
JNL/FPA + DoubleLine® Flexible Allocation Fund (formerly, JNL/Ivy Asset Strategy Fund)	$23,073,120	$26,796,879	$21,100,919
JNL/Goldman Sachs Core Plus Bond Fund[13]	$6,229,946	$4,934,958	$4,941,773
JNL/Goldman Sachs Emerging Markets Debt Fund[14]	$3,771,719	$5,173,247	$6,381,851
JNL/Goldman Sachs Mid Cap Value Fund[15]	$8,743,191	$8,891,953	$7,611,309
JNL/Goldman Sachs U.S. Equity Flex Fund	$2,994,066	$1,906,030	$1,313,321
JNL/Harris Oakmark Global Equity Fund**	$421,870	N/A	N/A
JNL/Invesco China-India Fund (formerly, JNL/Eastspring China-India Fund)	$3,830,433	$3,221,622	$3,193,716
JNL/Invesco Global Real Estate Fund[16]	$14,421,998	$12,778,389	$10,685,920
JNL/Invesco International Growth Fund[17]	$9,597,493	$8,803,149	$6,006,961
JNL/Invesco Mid Cap Value Fund[18]	$3,931,012	$3,149,994	$1,968,078
JNL/Invesco Small Cap Growth Fund[19]	$9,487,423	$6,726,823	$4,419,916
JNL/Causeway International Value Select Fund (formerly, JNL/JPMorgan International Value Fund)	$4,669,112	$4,437,626	$3,791,527
JNL/JPMorgan MidCap Growth Fund	$9,891,546	$8,919,191	$5,899,499
JNL/JPMorgan U.S. Government & Quality Bond Fund	$5,373,688	$4,704,695	$5,344,122
JNL/Lazard Emerging Markets Fund[20]	$9,989,824	$12,820,206	$12,794,973
JNL/Mellon Capital European 30 Fund	$1,190,004	$770,599	$218,960
JNL/Mellon Capital Pacific Rim 30 Fund	$670,994	$542,119	$439,900
JNL/Mellon Capital S&P 500 Index Fund[21]	$10,798,027	$8,437,001	$5,421,480
JNL/Mellon Capital S&P 400 MidCap Index Fund	$5,069,709	$4,360,070	$3,374,019
JNL/Mellon Capital Small Cap Index Fund	$4,631,093	$4,558,181	$3,530,754
JNL/Mellon Capital International Index Fund	$5,970,673	$5,959,414	$5,145,010
JNL/Mellon Capital Bond Index Fund	$2,759,838	$3,193,849	$4,700,378
JNL/Mellon Capital Emerging Markets Index Fund[22]	$3,379,778	$2,976,369	$2,151,739
JNL/Mellon Capital Utilities Sector Fund	$157,769	$69,716	$6,945
JNL/MMRS Conservative Fund	$1,030,923	$23,345	N/A
JNL/MMRS Growth Fund	$125,745	$13,251	N/A
JNL/MMRS Moderate Fund	$441,547	$35,261	N/A
JNL/Morgan Stanley Mid Cap Growth Fund[23]	$1,746,403	$1,898,181	$538,368
JNL/Neuberger Berman Strategic Income Fund	$4,495,849	$3,242,859	$1,307,585
JNL/Oppenheimer Emerging Markets Innovator Fund**	$765,890	N/A	N/A
JNL/Oppenheimer Global Growth Fund[24]	$8,985,286	$7,236,257	$5,125,570
JNL/PIMCO Real Return Fund	$8,545,878	$9,579,765	$12,026,026
JNL/PIMCO Total Return Bond Fund[25]	$22,421,969	$24,799,342	$28,292,622
JNL/PPM America Floating Rate Income Fund	$9,630,783	$10,555,607	$6,643,136
JNL/PPM America High Yield Bond Fund	$11,684,987	$12,506,796	$10,284,767
JNL/PPM America Mid Cap Value Fund[26]	$2,701,269	$2,705,576	$1,920,996
JNL/PPM America Small Cap Value Fund[27]	$2,553,462	$1,519,709	$1,152,556

Fund	December 31, 2015	December 31, 2014	December 31, 2013
JNL/PPM America Total Return Bond Fund	$5,597,361	$4,296,019	$2,845,509
JNL/PPM America Value Equity Fund	$1,042,072	$1,057,863	$835,782
JNL/Red Rocks Listed Private Equity Fund	$6,091,997	$7,281,409	$5,992,703
JNL/Scout Unconstrained Bond Fund	$5,087,277	$2,479,799	N/A
JNL/Westchester Capital Event Driven Fund**	$1,187,632	N/A	N/A
JNL/WMC Balanced Fund	$19,857,690	$16,181,663	$12,503,483
JNL/WMC Money Market Fund[28]	$3,635,915	$3,620,078	$3,489,889
JNL/WMC Value Fund	$8,349,435	$8,389,291	$7,439,691
JNL/T. Rowe Price Established Growth Fund	$32,147,169	$25,627,495	$19,070,119
JNL/T. Rowe Price Mid-Cap Growth Fund	$24,202,257	$19,518,702	$15,138,309
JNL/T. Rowe Price Short-Term Bond Fund	$7,194,946	$7,085,206	$7,631,215
JNL/T. Rowe Price Value Fund[29]	$22,790,883	$17,533,541	$12,645,711
JNL/S&P Competitive Advantage Fund	$10,295,978	$7,899,768	$4,490,155
JNL/S&P Dividend Income & Growth Fund	$15,134,852	$12,662,419	$7,010,370
JNL/S&P Intrinsic Value Fund	$9,754,280	$7,325,386	$4,155,883
JNL/S&P Total Yield Fund	$7,372,677	$5,441,885	$3,135,558
JNL/S&P International 5 Fund	$669,041	$159,434	N/A
JNL/S&P Mid 3 Fund	$2,275,882	$364,381	N/A
JNL/S&P Managed Conservative Fund	$1,542,575	$1,614,140	$1,697,150
JNL/S&P Managed Moderate Fund	$2,962,677	$3,002,459	$2,767,636
JNL/S&P Managed Moderate Growth Fund	$5,278,090	$5,286,985	$4,582,965
JNL/S&P Managed Growth Fund	$4,277,356	$4,071,412	$3,336,441
JNL/S&P Managed Aggressive Growth Fund	$1,707,969	$1,600,191	$1,296,930
JNL Disciplined Moderate Fund	$1,310,217	$1,208,005	$1,000,025
JNL Disciplined Moderate Growth Fund	$1,568,606	$1,410,593	$1,084,606
JNL Disciplined Growth Fund	$840,503	$761,550	$546,664
* The Fund commence d operations on April 25, 2016.
** The Fund commenced operations on April 27, 2015.
*** The Fund commenced operations on September 28, 2015.
**** The Fund will commence operations on September 19, 2016.
1 The Investment Adviser waived $8,660,964, $7,133,768, and $4,479,445 of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.
2 The Investment Adviser waived $2,426,446, $2,820,297, and $2,531,805 of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.
3 The Investment Adviser waived $2,704,084, $2,313,657, and $1,605,430 of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.
4 The Investment Adviser waived $10,121,900, $8,189,477, and $4,951,565 of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.
5 The Investment Adviser waived $5,162,819, $3,943,883, and $2,595,114 of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.
6 The Investment Adviser waived $5,995,975, $5,847,188, and $4,337,646, of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.
7 The Investment Adviser waived $137,771 and $314,413 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.
8 The Investment Adviser waived $113,549 and $269,879 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.
9 The Investment Adviser waived $1,734,411 of its management fee for the fiscal year ended December 31, 2015.
10 The Investment Adviser waived $29,267 of its management fee for the fiscal year ended December 31, 2015.
11 The Investment Adviser waived $563,290, $505,895, and $360,965 of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.
12 The Investment Adviser waived $449,324and $249,989 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.
13 The Investment Adviser waived $31,505 of its management fee for the fiscal year ended December 31, 2015.
14 The Investment Adviser waived $31,131 and $81,184 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.
15 The Investment Adviser waived $185,462 and $190,775 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.
16 The Investment Adviser waived $6,302 of its management fee for the fiscal year ended December 31, 2015.
17 The Investment Adviser waived $6,302 of its management fee for the fiscal year ended December 31, 2015.
18 The Investment Adviser waived $$6,302 of its management fee for the fiscal year ended December 31, 2015.
19 The Investment Adviser waived $131,306and $125,005 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.
20 The Investment Adviser waived $99,999, $99,999, and $99,999 of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.
21 The Investment Adviser waived $461,785 and $354,904 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.
22 The Investment Adviser waived $73,517 and $9,381 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.

23 The Investment Adviser waived $14,473 of its management fee for the fiscal year ended December 31, 2015.
24 The Investment Adviser waived $37,809 of its management fee for the fiscal year ended December 31, 2015.
25 The Investment Adviser waived $702,880 of its management fee for the fiscal year ended December 31, 2015.
26 The Investment Adviser waived $210,168 and $67,457 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.
27 The Investment Adviser waived $190,461 and $13,265 of its management fee for the fiscal year ended December 31, 2015 and 2014 respectively.
28 The Investment Adviser waived $3,571,781, $3,620,078, and $3,489,889 of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.
29 The Investment Adviser waived $175,007, $175,007, and $218,873 of its management fee for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.

Investment Sub-Advisers and Portfolio Managers

In addition to providing the services described above, the Adviser may, subject to the approval of the Trustees of the Trust, select, contract with and compensate Sub-Advisers to manage the investment and reinvestment of the assets of the Funds of the Trust.  The Adviser monitors the compliance of such Sub-Advisers with the investment objectives and related policies of each Fund and reviews the performance of such Sub-Advisers and reports periodically on such performance to the Trustees of the Trust.

AllianceBernstein L.P.

AllianceBernstein L.P. (“AllianceBernstein”), 1345 Avenue of the America, New York, New York 10105 serves as sub-adviser to the JNL/AB Dynamic Asset Allocation Fund.  AllianceBernstein is a leading international investment adviser managing client accounts with assets as of December 31, 2015, totaling more than $467 billion.

Portfolio Manager Compensation Structure

AllianceBernstein’s compensation program for portfolio managers and analysts is designed to be competitive and effective in order to attract and retain the highest caliber employees. Portfolio managers receive base compensation, incentive compensation and contributions to AllianceBernstein’s 401(k) plan. Part of the annual incentive compensation is normally paid in the form of a cash bonus and part through an award under the firm’s Incentive Compensation Award Plan (ICAP).  The ICAP awards vest over a four-year period.  Deferred awards are in the form of the firm’s publicly traded equity units, although award recipients have the ability to receive a portion of their awards in deferred cash.

Compensation for Portfolio Managers

Total compensation is determined by quantitative and qualitative factors. Quantitative factors, which are weighted more heavily, are driven by investment performance to align compensation with client investment returns. Qualitative factors are driven by portfolio managers’ contributions to the investment process and client success.

The quantitative component includes measures of absolute, relative and risk-adjusted investment performance. Relative and risk-adjusted returns are determined based on the benchmark in the fund’s prospectus and versus peers over one-, three- and five-year calendar periods—with more weight given to longer time periods. Peer groups are chosen by investment CIOs, who consult with the Product Management team to identify products most similar to our investment style and most relevant within the asset class.

The qualitative component incorporates the manager’s contribution to the overall investment process and our clients’ success. Among the important aspects are: thought leadership, collaboration with other investment professionals at the firm, contributions to risk-adjusted returns in other portfolios, building a strong talent pool, mentoring newer investment professionals, and being a good corporate citizen.

Other factors can play a part in determining portfolio managers’ total compensation (including base compensation).  This includes complexity of investment strategies managed, volume of assets managed, level of experience and level of officership within the firm.  Assessments of investment professionals are formalized in a year-end review process that includes 360-degree feedback from other professionals from across the investment teams and firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Daniel J. Loewy	50	209	53	0	0	0
	$10,763,191,088	$21,433,928,136	$25,217,681,068	$0	$0	$0
Vadim Zlotnikov	82	208	89	0	0	0
	$11,977,745,171	$21,643,854,355	$27,106,089,626	$0	$0	$0

Conflicts of Interest

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. AllianceBernstein recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. AllianceBernstein places the interests of its clients first and expects all of its employees to meet their fiduciary duties.

Employee Personal Trading
AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds.  AllianceBernstein’s Code of Business Conduct and Ethics requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code of Business Conduct and Ethics also requires preclearance of all securities transactions and imposes a 60-day holding period for securities purchased by employees to discourage short-term trading.

Managing Multiple Accounts for Multiple Clients
AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein’s policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage.  In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client’s account, nor is it directly tied to the level or change in the level of assets under management.

Allocating Investment Opportunities
AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein’s procedures are also designed to address potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein’s policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Security Ownership of Portfolio Managers for the JNL/AB Dynamic Asset Allocation Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Daniel J. Loewy	Vadim Zlotnikov
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

AQR Capital Management, LLC

AQR Capital Management, LLC (“AQR”) is located at Two Greenwhich Plaza, Greenwich, Connecticut 06830.  AQR, a Delaware limited liability company founded in 1998, is a wholly-owned subsidiary of AQR Capital Management Holdings, LLC (“AQR Holdings”), which has no activities other than holding the interests of AQR.  Clifford Asness, Ph.D., M.B.A, may be deemed to control AQR through his voting control of the Board of Members of AQR Holdings.

Portfolio Manager Compensation Structure

Compensation for Portfolio Managers that are Principals: The compensation for each of the portfolio managers that are a Principal of AQR is in the form of distributions based on the net income generated by AQR and each Principal’s relative ownership in AQR.  Net income distributions are a function of assets under management and performance of the funds and accounts managed by the adviser. A Principal’s relative ownership in AQR is based on cumulative research, leadership and other contributions to AQR.  There is no direct linkage between assets under management, performance and compensation. However, there is an indirect linkage in that superior performance tends to attract assets and thus increase revenues. Each portfolio manager is also eligible to participate in the adviser’s 401(k) retirement plan which is offered to all employees of the adviser.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Clifford S. Asness, Ph.D., M.B.A.	37	43	71	0	34	23
	$22,334,848,581	$19,170,225,605	$29,234,457,144	$0	$15,894,121,645	$8,661,943,969
John M. Liew, Ph.D., M.B.A	21	35	29	0	28	9
	$19,423,777,503	$14,407,904,413	$12,625,116,734	$0	$11,165,510,076	$4,364,166,393
Brian K. Hurst	13	54	21	0	46	5
	$15,841,641,297	$27,823,699,430	$10,600,934,389	$0	$24,176,556,609	$3,617,086,557
Yao Hua Ooi	13	45	3	0	39	2
	$15,841,641,297	$21,983,431,731	$795,557,432	$0	$19,224,864,213	$535,635,099
Ari Levine, M.S.	5	35	8	0	31	3
	$3,245,775,847	$18,319,161,300	$2,787,425,579	$0	$15,120,128,367	$1,034,022,411

Conflicts of Interest

Each of the portfolio managers is also responsible for managing other accounts in addition to the Fund, including other accounts of AQR, or its affiliates. Other accounts may include, without limitation, separately managed accounts for foundations, endowments, pension plans, and high net-worth families; registered investment companies; unregistered investment companies relying on either Section 3(c)(1) or Section 3(c)(7) of the 1940 Act (such companies are commonly referred to as “hedge funds”); foreign investment companies; and may also include accounts or investments managed or made by the portfolio managers in a personal or other capacity (“Proprietary Accounts”). Management of other accounts in addition to the Fund can present certain conflicts of interest, as described below.

From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. The other accounts might have similar investment objectives or strategies as the Fund, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts (including Proprietary Accounts) with similar investment strategies. Often, an investment opportunity may be suitable for both the Fund and other accounts, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. In addition, different account guidelines and/or differences within particular investment strategies may lead to the use of different investment practices for portfolios with a similar investment strategy. AQR will not necessarily purchase or sell the same securities at the same time, same direction, or in the same proportionate amounts for all eligible accounts, particularly if different accounts have materially different amounts of capital under management, different amounts of investable cash available, different strategies, or different risk tolerances. As a result, although AQR manages numerous accounts and/or portfolios with similar or identical investment objectives, or may manage accounts with different objectives that trade in the same securities, the portfolio decisions relating to these accounts, and the performance resulting from such decisions, may differ from account to account.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts (including Proprietary Accounts) simultaneously, AQR or the portfolio manager may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances. To this end, AQR has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts or the Fund may not be allocated the full amount of the securities sought to be traded. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of AQR that the overall benefits outweigh any disadvantages that may arise from this practice. Subject to applicable laws and/or account restrictions, AQR may buy, sell or hold securities for other accounts while entering into a different or opposite investment decision for the Fund.

AQR and the portfolio managers may also face a conflict of interest where some accounts pay higher fees to AQR than others, such as by means of performance fees. Specifically, the entitlement to a performance fee in managing one or more accounts may create an incentive for AQR to take risks in managing assets that it would not otherwise take in the absence of such arrangements. Additionally, since performance fees reward AQR for performance in accounts which are subject to such fees, AQR may have an incentive to favor these accounts over those that have only fixed asset-based fees with respect to areas such as trading opportunities, trade allocation, and allocation of new investment opportunities.

AQR has implemented specific policies and procedures (e.g., a code of ethics and trade allocation policies) that seek to address potential conflicts of interest that may arise in connection with the management of the Fund and other accounts and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Security Ownership of Portfolio Managers for the JNL/AQ.R Managed Futures Strategy Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Clifford S. Asness, Ph.D., M.B.A.	John M. Liew, Ph.D., M.B.A.	Brian K. Hurst	Yao Hua Ooi	Ari Levine, M.S.
None	X	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

BlackRock Investment Management, LLC

BlackRock Investment Management, LLC (“BlackRock”) is located at 1 University Square Drive, Princeton, New Jersey 08540-6455 serves as the Sub-Adviser to the JNL/BlackRock Global Allocation Fund, and JNL/BlackRock Large Cap Select Growth Fund and co-sub-adviser to the JNL/BlackRock Natural Resources Fund.  BlackRock is a wholly-owned subsidiary of BlackRock, Inc.

Portfolio Manager Compensation Structure

Portfolio Manager Compensation Overview

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base compensation.  Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation – Messrs. Chamby, Roldan and Stattman

Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program.  The team’s formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmark for the Fund and other accounts are: S&P 500 Index, FTSE World ex-US Index, Bank of America Merrill Lynch Current 5-Year US Treasury Index and Citigroup Non-US Dollar World Government Bond Index.

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.

Discretionary Incentive Compensation – Messrs. Kemp and Shearer

Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program.  BlackRock’s formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock’s Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Applicable Benchmarks
Lawrence Kemp	Lipper Large Cap Growth fund classification; Lipper Mid-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category
Bob Shearer	Lipper Equity Income and Lipper Global Natural Resources classification

A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.

Distribution of Discretionary Incentive Compensation.

Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.

Long-Term Incentive Plan Awards — From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these funds have unvested long-term incentive awards.

Deferred Compensation Program — A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm’s investment products.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.

Other Compensation Benefits.  In addition to base compensation and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($260,000 for 2014).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  Messrs. Chamby, Kemp, Roldan, Shearer and Stattman are eligible to participate in these plans.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/BlackRock Natural Resources Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Bob Shearer	12	5	2	0	0	0
	$26.13 Billion	$1.56 Billion	$419.6 Million	$0	$0	$0

JNL/BlackRock Global Allocation Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dennis W. Stattman	6	4	0	0	1	0
	$62.93 Billion	$26.13 Billion	$0	$0	$874.4 Million	$0
Dan Chamby	6	4	0	0	1	0
	$62.93 Billion	$26.13 Billion	$0	$0	$874.4 Million	$0
Romualdo Roldan	6	4	0	0	1	0
	$62.93 Billion	$26.13 Billion	$0	$0	$874.4 Million	$0

JNL/BlackRock Large Cap Select Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Lawrence Kemp	17	2	2	0	0	0
	$12.26	$1.20 Billion	$357.8 Million	$0	$0	$0

Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that Messrs. Chamby, Roldan and Stattman may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees.  Messrs. Chamby, Roldan and Stattman may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

Security Ownership of Portfolio Managers for the JNL/BlackRock Natural Resources Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Robert M. Shearer, CFA
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Manager for the JNL/BlackRock Large Cap Select Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Lawrence Kemp
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/BlackRock Global Allocation Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Dennis W. Stattman	Dan Chamby	Romualdo Roldan
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

BlueBay Asset Management LLP

BlueBay Management LLP (“BlueBay”) located at 77 Grosvenor Street, London, W1K 3JR, United Kingdom serves as sub-adviser to the JNL Multi-Manager Alternative Fund.  Portfolio management services may also be provided by BlueBay Asset Management USA LLC located in Stamford, Connecticut.  Each of these entities is a registered investment adviser with the SEC and a wholly owned subsidiary of the Royal Bank of Canada, a publicly listed company.

Portfolio Manager Compensation Structure

Senior Portfolio Manager and Portfolio Manager compensation consists of Priority Drawings (Partners) or Salary (Employees) and Discretionary Profit Allocation (Partners) or Discretionary bonus award (Employees).  Discretionary profit allocation or bonus awards are subject to deferral arrangements.

All staff are evaluated and rewarded annually during the yearly compensation review process. BlueBay has a Remuneration Committee which reviews the compensation arrangements at least annually. Compensation for any given individual is paid according to both quantitative and qualitative considerations. BlueBay operates a discretionary bonus scheme. Remuneration of all investment professionals is geared to portfolio performance and takes into account the profitable growth of each investment team’s business.

BlueBay operates mandatory deferral arrangements for all partners and employees who are awarded discretionary profit allocations (partners) or discretionary bonuses (employees) over a certain threshold.  Deferrals will track BlueBay Funds and/or a combination of BlueBay Funds and the reference index, a shadow equity vehicle aligned to the performance of BlueBay and RBC Global Asset Management.  Deferrals will vest on a cliff basis after a period of three years. Limited exceptions apply to BlueBay closed ended funds where there is a variation from standard practice in recognition of the closed end nature of the funds which extends beyond the three year cliff.

Partners and employees may also be given additional discretionary awards which are all deferred awards with a three year vesting period.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Multi-Manager Alternative Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Anthony Robertson	2	15	12	0	2	0
	$57 million	$5,378 million	$2,914 million	$0	$426 million	$0
Richard Cazenove	0	0	0	0	2	0
	$0	$2,192 million	$0	$0	$426 million	$0

Conflicts of Interest

BlueBay may provide investment management services for other clients and accounts similar to those provided to the Fund and which may give rise to potential conflicts of interest.  BlueBay has established and implemented policies and procedures designed to address such conflicting interests, including a conflicts of interest policy, trade execution and allocation policies and training programs for employees.

A potential conflict of interest may arise as a result of a BlueBay portfolio manager’s responsibility for multiple accounts with similar investment objectives or strategies as the Fund, track the same index or otherwise hold, purchase or sell securities that are permitted for the Fund.  A potential investment may be suitable for more than one of the portfolio manager’s accounts, and conflict may arise in respect of the allocation and aggregation of securities transactions to accounts.  When allocating transactions among accounts it is BlueBay’s policy that all clients should be treated fairly and that, to the extent possible, all clients should receive equitable treatment over time and that no account will receive more favorable treatment or be disadvantaged over other accounts managed by BlueBay.

BlueBay seeks best execution with respect to all securities transactions and has implemented policies and procedures that it believes are reasonably designed to mitigate and manage any potential conflicts.  When giving effect to decisions to deal on behalf of clients, the exact nature of the best possible result will be determined by BlueBay by using its commercial judgment and experience in light of market information and taking into account the following criteria:  the characteristics of the client, the characteristics of the order, the characteristics of the instrument or product and the characteristics of the brokers, counterparties, exchange or trading system to which the order can be directed.  BlueBay is a subsidiary of Royal Bank of Canada (“RBC”), a global financial services company with a number of affiliated entities.  RBC group entities may be used, where permitted by regulation and the client’s contract, to effect transactions with BlueBay’s clients.  Transactions with RBC group entities are executed on an arm’s length basis and in accordance with BlueBay’s best execution obligation.

Other conflicts may arise where a portfolio manager may trade the same trade securities in a personal capacity and also for client accounts.  All employees are subject to and must comply with restrictions on engaging in personal transactions pursuant to a personal account dealing policy adopted by BlueBay and which details pre-trade approval, reporting and holding requirements for transactions.

BlueBay has adopted a written code of ethics that is applicable to all employees, partners and staff.  Among other things, the code requires BlueBay and its employees, partners and staff to act in clients’ best interest, abide by all applicable regulations, avoid even the appearance of insider trading, and pre-clear and report on many types of personal securities transactions.  BlueBay’s restrictions on personal securities trading apply to employees, partners and staff as well as their family members living in the same household.  The Chief Compliance Officer monitors employee trading, relative to client trading, to ensure that employees do not engage in improper transactions.

The Conflicts of Interest Policy established by BlueBay sets out the most important and/or relevant aspects of the arrangements which BlueBay has put in place to manage potential conflicting interests.  BlueBay’s arrangements for managing potential conflicts are reviewed at least annually and whenever a material change occurs that affects BlueBay’s ability to manage its conflicts.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Anthony Robertson	Richard Cazenove
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Brookfield Investment Management Inc.

Brookfield Investment Management Inc. (“Brookfield”), Brookfield Place, 250 Vesey Street, 15th Floor, New York, New York 10281-1023, serves as Sub-Adviser to the JNL/Brookfield Global Infrastructure and MLP Fund.  Brookfield is a Delaware corporation formed in 1989.  Brookfield is a registered investment adviser under the 1940 Act.  Brookfield is an indirect wholly-owned subsidiary of Brookfield Asset Management Inc., a publicly held global alternative asset manager with over $200 billion in assets under management as of December 31, 2015, and over 100 years of history in owning and operating assets with a focus on real estate, infrastructure, power and private equity.  Brookfield also serves as investment adviser to various open- and closed-end mutual funds.

Portfolio Manager Compensation Structure

Key executives and senior portfolio management personnel are incentivized to exceed client objectives for funds or strategies. The desire is to provide these individuals with an attractive compensation package, properly aligning interests with those of Brookfield, its key professionals and its clients. Compensation packages typically include an appropriate balance of current salary, bonus compensation and incentive-oriented compensation. Bonus percentages vary depending on the level of responsibility of each professional. In general, most employees have a bonus range up to 50% of total compensation. Key executives and senior portfolio management personnel typically have a base salary that is below market and an opportunity for a higher bonus percentage. In addition, key personnel are also eligible for the Long Term Incentive Plan (“LTIP”) as well as sharing of client generated performance fees.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:
	Number of Other Accounts Managed and Assets ($ million) by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Craig Noble, CFA	10	4	12	1	2	0
	$2,397	$832	$1,092	$178	$140	$0
Sam Arnold, CFA	10	4	12	1	2	0
	$2,397	$832	$1,092	$178	$140	$0

Conflicts of Interest

In the course of our normal business, Brookfield or its employees may encounter situations where we face a conflict of interest or could be perceived to be in a conflict of interest situation. A conflict of interest occurs whenever the interests of Brookfield or its employees diverge from those of a client or when the firm or its employees have obligations to more than one party whose interests are different. In order to preserve our reputation and comply with applicable legal and regulatory requirements, we believe managing perceived conflicts is as important as managing actual conflicts. Brookfield has adopted compliance policies and procedures that are reasonably designed to address the various conflicts of interest that may arise for Brookfield and its employees.

Brookfield may have potential conflicts in connection with the allocation of investments or transaction decisions for client accounts, including situations in which Brookfield, its affiliates or personnel of affiliates may have interests in the investment being allocated and situations in which an affiliated account may have interests in the investment being allocated and situations in which an affiliated account may receive certain of the investments being allocated. Brookfield seeks to manage client accounts and affiliated accounts according to each account’s investment objectives and applicable guidelines and applicable legal and regulatory requirements. Brookfield and its affiliates may receive greater fees or other compensation, including performance-based fees, from certain client accounts and affiliated accounts, and the advice provided by Brookfield to a client account or affiliated account may compete or conflict with the advice provided to another client account, or may involve a different timing or course of action taken than with respect to a client account.

Brookfield, its affiliates or affiliated accounts may buy or sell positions while a client account is undertaking the same or a differing strategy, which could disadvantage the client account. In addition, transactions in investments by one or more client accounts, affiliated accounts, Brookfield or its affiliates may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of a client account. When Brookfield, its affiliates or an affiliated account implements an investment decision or strategy ahead of, or contemporaneously with, similar investment decisions or strategies for a client account, market impact, liquidity constraints, or other factors could result in the client account receiving less favorable trading results and the costs of implementing such investment decisions or strategies could be increased or the client account could otherwise be disadvantaged.

Conflicts may also arise because investment decisions regarding a client account may benefit Brookfield, its affiliates or other client accounts. For example, the sale of a long position or establishment of a short position by a client account may impair the price of the same security sold short by (and therefore benefit) Brookfield, its affiliates or other client account, and the purchase of a security or covering of a short position in a security by a client account may increase the price of the same security held by (and therefore benefit) Brookfield, its affiliates or other client accounts. Brookfield’s management of client accounts may benefit Brookfield or its affiliates. For example, the purchase, holding and sale of securities or other investments by a client account may enhance the profitability of Brookfield’s, its affiliates’ or other client accounts’ own investments in and investment activities with respect to such securities, other investments or issuer. A client account may also be adversely affected by cash flows and market movements arising from purchase and sale transactions, as well as increases of capital in and withdrawals of capital from affiliate accounts and other client accounts.

Security Ownership of Portfolio Managers for the JNL/Brookfield Global Infrastructure and MLP Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Craig Noble	Sam Arnold
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Capital Guardian Trust Company

Capital Guardian Trust Company (“Capital Guardian”), with principal offices at 333 South Hope Street, Los Angeles, California 90071, serves as Sub-Adviser to the JNL/Capital Guardian Global Balanced Fund.  Capital Guardian was chartered in 1968 under the California State banking laws as a non-depository trust company and has been registered as an investment adviser with the SEC under the 1940 Act since April 27, 2001.

Capital Guardian is a wholly-owned subsidiary of Capital Group International, Inc. that is owned by Capital Research and Management Company, a wholly owned subsidiary of The Capital Group Companies, Inc. The Capital Group Companies is also the parent company of several other subsidiaries, all of which directly or indirectly provide investment management services. The Capital organization is one of the oldest major financial service firms in the U.S., tracing its roots back to 1931, and has always been privately held.

Portfolio Manager Compensation Structure

At Capital Guardian, portfolio managers and investment analysts are paid competitive salaries.  In addition, they may receive bonuses based on their individual portfolio results and also may participate in profit-sharing plans.  The relative mix of compensation represented by bonuses, salary and profit sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors.  The investment bonus is calculated by comparing investment returns to relevant benchmarks over one-, three-, five- and eight-year periods.  Increasing weight is placed on each successive measurement period to encourage a long-term approach. For portfolio managers, benchmarks may include both measures of the marketplaces in which the relevant fund invests and measures of the results of comparable mutual funds or consultant universe measures of comparable institutional accounts.  For investment analysts, benchmarks include both relevant market measures and appropriate industry indices reflecting their areas of expertise.  Analysts are also subjectively compensated for their contributions to the research process.

The benchmarks used to measure performance of the equity portfolio managers for the JNL/Global Balanced Fund include, as applicable, the MSCI AC World Index, a median of a customized AC World Competitive Universe compiled from eVestment Alliance, a customized Global Funds Index based on Lipper Global Index.

The benchmark used to measure performance of the fixed income portfolio managers for the JNL/Global Balanced Fund is the Barclays Global Aggregate Index.

The Research Portfolio Coordinators are compensated in the manner described above in their role as analysts.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Capital Guardian Global Balanced Fund
CGTC’s Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies [1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Brett, Mark	5	$35.05	4	$0.13	5	$1.54
Cohen, Michael	3	$82.12	6	$4.39	31	$8.80
Fisher, David	1	$3.50	6	$2.44	3	$1.06
Hogh, Thomas H.	4	$52.75	5	$0.38	3	$1.08
Neithart, Robert	7	$77.05	11	$2.29	15	$4.96
Thompson, Lisa	0	$0	1	$0.02	1	$0.42
[1] Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[2] Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[3] Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[4] Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

CGTC’s Fee Based Accounts

Portfolio Managers
The number of accounts and the total assets in the accounts managed by each portfolio manager with respect to which the advisory fee is based on the performance of the account.
The following information is a subset of “Other Accounts Managed” in the chart above.

	Registered Investment Companies [1]		Other Pooled Investment Vehicles[2]		Other Accounts[3,4]
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Brett, Mark	0	$0	0	$0	1	$0.92
Cohen, Michael	0	$0	0	$0	1	$0.22
Fisher, David	0	$0	0	$0	0	$0
Hogh, Thomas H.	0	$0	0	$0	1	$0.92
Neithart, Robert	0	$0	0	$0	2	$1.10
Thompson, Lisa	0	$0	0	$0	0	$0
[1] Assets noted represent the total net assets of registered investment companies and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[2] Assets noted represent the total net assets of other pooled investment vehicles and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[3] Assets noted represent the total net assets of other accounts and are not indicative of the total assets managed by the individual which will be a substantially lower amount.
[4] Reflects other professionally managed accounts held at CGTC or companies affiliated with CGTC. Personal brokerage accounts of portfolio manager and their families are not reflected.

Conflicts of Interest

Capital Guardian has adopted policies and procedures that address potential conflicts of interest that may arise between a portfolio manager and an analyst’s management of the fund and his or her management of other funds and accounts, such as conflicts relating to the allocation of investment opportunities, personal investing activities, portfolio manager and analyst compensation, and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, Capital Guardian believes that all issues relating to potential material conflicts of interest involving this portfolio and its other managed accounts have been addressed.

Security Ownership of Portfolio Managers for the JNL/Capital Guardian Global Balanced Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Mark A. Brett	Michael Cohen	David I. Fisher	Thomas H. Hogh
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers	Robert H. Neithart	Lionel M. Sauvage
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Causeway Capital Management LLC

Causeway Capital Management LLC (“Causeway”) located at 11111 Santa Monica Boulevard, 15th Floor, Los Angeles, CA 90025 serves as sub-adviser to the JNL/Causeway International Value Select Fund.  Causeway is a Delaware limited liability company which is a wholly-owned subsidiary of Causeway Capital Holdings LLC.

Portfolio Manager Compensation Structure

Sarah H. Ketterer and Harry W. Hartford, the chief executive officer and president of Causeway, respectively, receive annual salaries and are entitled, as controlling owners of Causeway’s parent holding company, to distributions of the holding company’s profit based on their ownership interests.  They do not receive incentive compensation. Messrs. Doyle, Eng, Muldoon, Corwith, Valentini and Ms. Lee receive salary, incentive compensation (including potential equity and/or synthetic equity awards), and distributions of the holding company’s profit based on their minority ownership interests in Causeway’s holding company.  Salary and incentive compensation are determined by the Operating Committee, led by Ms. Ketterer and Mr. Hartford, weighing a variety of objective and subjective factors.  No specific formula is used and salary and incentive compensation are not based on the specific performance of any single client account managed by Causeway.  The following factors are among those considered in determining incentive compensation: individual research contribution, portfolio management contribution, group research contribution, and client service contribution.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

Causeway’s portfolio managers who manage the JNL/Causeway International Value Select Fund (“Causeway Fund”) also provide investment management services to other accounts, including corporations, pension plans, sovereign wealth funds, superannuation plans, public retirement plans, Taft-Hartley pension plans, endowments and foundations, mutual funds and other collective investment vehicles, charities, private trusts and funds, wrap fee programs, other institutions and their personal accounts (collectively, “Other Accounts”). In managing the Other Accounts, the portfolio managers employ investment strategies similar to those used in managing the Causeway Fund, subject to certain variations in investment restrictions, and also manage a portion of Causeway Global Absolute Return Fund, which takes short positions in global equity securities using swap agreements. The portfolio managers purchase and sell securities for the Causeway

Fund that they may also recommend to Other Accounts. The portfolio managers at times give advice or take action with respect to certain accounts that differs from the advice given other accounts with similar investment strategies. Certain of the Other Accounts pay higher management fee rates than the Causeway Fund or pay performance-based fees to Causeway. All of the portfolio managers have personal investments in one or more mutual funds managed and sponsored by Causeway. Ms. Ketterer and Mr. Hartford each holds a controlling voting interest in Causeway’s parent holding company equity and Messrs. Doyle, Eng, Muldoon, Corwith, and Valentini and Ms. Lee have minority interests in Causeway’s parent holding company equity.

Actual or potential conflicts of interest arise from the portfolio managers’ management responsibilities with respect to Other Accounts. These responsibilities may cause portfolio managers to devote unequal time and attention across client accounts and the differing fees, incentives and relationships with the various accounts provide incentives to favor certain accounts. Causeway has written compliance policies and procedures designed to mitigate or manage these conflicts of interest. These include policies and procedures to seek fair and equitable allocation of investment opportunities (including IPOs) and trade allocations among all client accounts and policies and procedures concerning the disclosure and use of portfolio transaction information. Causeway has a policy that it will not enter into a short position in a security on behalf of Causeway Global Absolute Return Fund or any other client account if, at the time of entering into the short position, any other client account managed by Causeway holds a long position in a security of the issuer. Causeway also has a Code of Ethics which, among other things, limits personal trading by portfolio managers and other employees of Causeway. There is no guarantee that any such policies or procedures will cover every situation in which a conflict of interest arises.

The following table reflects information as of December 31, 2015:

JNL/Causeway International Value Select Fund
Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Sarah H. Ketterer	14	$12.33	19	$4.71	110	$21.24
Harry W. Hartford	14	$12.33	19	$4.71	99	$21.17
James Doyle	14	$12.33	19	$4.71	99	$21.17
Jonathan P. Eng	14	$12.33	19	$4.71	96	$21.17
Conor S. Muldoon, CFA	14	$12.33	19	$4.71	103	$21.17
Foster Corwith	14	$12.33	19	$4.71	94	$21.17
Alessandro Valentini, CFA	14	$12.33	19	$4.71	94	$21.17
Ellen Lee	14	$12.33	19	$4.71	94	$21.17

Conflicts of Interest

Please see “Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest” above.

Security Ownership of Portfolio Managers for the JNL/Causeway International Value Select Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Sarah H. Ketterer	Harry W. Hartford	James Doyle	Jonathan P. Eng
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers	Conor S. Muldoon, CFA	Alessandro Valentini, CFA	Ellen Lee
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Century Capital Management, LLC

Century Capital Management, LLC (“Century”) located at 100 Federal Street, 29th Floor, Boston, Massachusetts, 02110 serves as sub-adviser to the JNL Multi-Manager Small Cap Value Fund.  Century is an investment advisory firm that has provided investment management services to individuals and institutions through mutual funds and separate accounts since 1992, and had approximately $982 million in assets under management as of January 4, 2016. As of the date of this Statement of Additional Information, Alexander L. Thorndike is the Managing Partner of Century and he exercises voting control over Century.  The address for Mr. Thorndike is 100 Federal Street, 29th Floor, Boston, Massachusetts, 02110.

Portfolio Manager Compensation Structure

The portfolio manager’s compensation includes a base salary and annual bonus. The portfolio manager’s base salary is determined annually and reflects the portfolio manager’s level of experience and his responsibilities and tenure at the firm. Jeff Kerrigan receives a discretionary bonus; his bonus is also based, in part, on a percentage of total revenues received by Century from the Fund and all other accounts managed by Mr. Kerrigan using the Small Cap Value Strategy. The bonus is linked to the performance of the strategy during the prior year, as measured by an independent ranking service. The portion of the bonus related to the performance of the Fund is based on the gross pre-tax performance of the Fund’s investments managed by Century. Mr. Kerrigan is an equity owner of Century and, as such, receives periodic distributions of the firm’s profits in proportion to his level of ownership interest. All employees, including the portfolio manager, are eligible to participate in the firm’s 401(k) plan. The firm’s annual contribution to the plan is discretionary and based primarily on the firm’s profitability.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Multi-Manager Small Cap Value Fund
Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Jeff Kerrigan, CFA	0	$0	0	$0	2	$0.042

Conflicts of Interest

At Century, a portfolio manager may manage multiple accounts for multiple clients, including accounts containing Century’s own assets. Managing multiple accounts may give rise to potential conflicts of interest including, for example, conflicts related to the allocation of investment opportunities. A portfolio manager may have an incentive to allocate favorable or limited investment opportunities or structure the timing of investments to favor accounts that have a higher advisory fee or a performance fee, or Century’s own assets. Century has adopted and implemented policies and procedures regarding the allocation of trades and brokerage which it believes address the conflicts associated with managing multiple accounts for multiple clients. These policies and procedures generally require that securities be allocated among clients in a manner that is fair and equitable and consistent with the firm’s fiduciary duty to each client. In addition, Century conducts periodic testing and internal reviews designed to detect favorable treatment of one account over another.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Jeff Kerrigan
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Champlain Investment Partners, LLC

Champlain Investment Partners, LLC (“Champlain”) located at 180 Battery Street, Burlington, VT 05401 serves as co-sub-adviser to the JNL Multi-Manager Mid Cap Fund.

Portfolio Manager Compensation Structure

All associates and partners have a base salary, along with participation in a discretionary bonus plan.  The discretionary bonus is distributed based on individual contribution and overall firm performance.  In addition, partners participate in pre-tax profit distributions.  The majority of compensation for partners is the distribution of profits and the discretionary bonus plan.  All key professionals are eligible to become partners.  Equity ownership is determined by the firm’s two managing partners.

Other Accounts Managed by the Portfolio Managers

The following table reflects information as of June 30, 2016:

JNL Multi-Manager Mid Cap Fund

Other Accounts Managed

Portfolio Manager	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Scott Brayman, CFA	6	$3.746	3	$0.620	59	$1.785

Conflicts of Interest

Champlain serves as the Adviser or Sub-Adviser to several registered investment companies, unregistered pooled investment vehicles, and separate accounts, which could raise potential conflicts of interest in the areas described below.  Champlain has policies and procedures in place that are reasonably designed to mitigate these conflicts of interest, which are described below.

Compensation. All associates and partners have a base salary, along with participation in a discretionary bonus plan. The discretionary bonus is distributed based on individual contribution and overall firm performance. In addition, partners participate in pre-tax profit distributions. The majority of compensation for partners is the distribution of profits and the discretionary bonus plan. All key professionals are eligible to become partners. Equity ownership is determined by the firm’s two managing partners.

Research. Champlain obtains research and information services in exchange for client brokerage commissions; these transactions include third party research, Champlain attendance at broker-sponsored industry conferences and soft dollar payments for data feeds and other analytical services. Clients may pay commissions higher than obtainable from other brokers in return for these products and services.  All clients receive the benefit of these services and all trading is done under best execution protocols.

Trade Allocation. Champlain will seek to manage potential conflicts of interest in the following specific respects: (i) Where a potential transaction would benefit more than one client, trades will be bunched where advantageous and allocated pro rata until all participating accounts have been satisfied, or by some other means deemed fair under the circumstances. The firm uses a trading system which facilitates the automated accomplishment of this fair allocation, and the trader instructs the system to adjust the allocation to minimize odd lots. Allocations may not be pro-rata due to individual account restrictions. This may result in a slightly larger allocation in permitted securities to those accounts than would otherwise be warranted by the account assets or no allocation at all if the security violates account guidelines. Also, cash flows in particular accounts may be considered when allocating investment opportunities; and (ii) we ensure that the firm’s Code of Ethics provisions on personal securities trading are followed so that personal trading by employees does not interfere with trading on behalf of clients.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of June 30, 2016

Security Ownership of Portfolio Managers	Scott Brayman, CFA
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Chicago Equity Partners, LLC

Chicago Equity Partners, LLC (“CEP”) located at 180 N. LaSalle Street, Suite 3800, Chicago, Illinois 60601serves as sub-adviser to the JNL Multi-Manager Small Cap Value Fund.  CEP is majority owned by Affiliated Managers Group, Inc. (“AMG”). The address of AMG’s principal executive office is 777 South Flagler Drive, West Palm Beach, Florida  33401. AMG’s equity interest in CEP is structured so that CEP maintains operational autonomy in managing its business. The relationship between AMG and CEP is defined by an operating agreement that provides that AMG does not have the authority or the ability to operate or manage CEP’s business in the normal course. Accordingly, AMG is not a “control person” of CEP.

Portfolio Manager Compensation Structure

CEP offers an aggressive compensation plan providing substantial benefits to its investment professionals. Compensation is two-fold, involving both cash and long-term rewards. Cash compensation includes a market-based competitive base salary and an incentive bonus.

•
Base salaries are market-driven. CEP utilizes both internal assessments of the talent market and external resources and surveys to ensure it remains competitive with industry standards. CEP strives to maintain salary levels in the top 25th percentile. In addition to their base salaries, CEP’s investment professionals also receive an incentive bonus. The pool for bonuses is calculated using a formula that takes into consideration long and short term excess returns by product as well as new assets under management. This pool is then allocated to CEP’s professionals based on merit and contribution. The incentive bonus is not based on performance of the Fund or the Fund’s assets under management.

•	A full range of benefits including work from home privileges (where appropriate), tuition reimbursement, 401(k) plan and full medical and dental insurance is provided.

This compensation plan aligns CEP’s investment team’s financial interests to CEP’s clients’ financial interests. It also directly compensates CEP’s professionals for client satisfaction, investment performance and new business. CEP’s very low turnover is testimonial to CEP’s professionals’ career satisfaction.

Aside from direct ownership/partnership, CEP has a long term incentive program which allows employees economically in the growth of the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Multi-Manager Small Cap Value Fund

Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
David C. Coughenour	2	$0.114	2	$0.041	92	$3.374
Robert H. Kramer	2	$0.114	2	$0.041	92	$3.374
Patricia A. Halper	2	$0.114	2	$0.041	92	$3.374
William C. Murray	2	$0.114	2	$0.041	92	$3.374

Conflicts of Interest

CEP is organized as a stand-alone investment adviser whose sole business is providing investment advice to clients. The firm has no brokerage affiliates and has no financial interests in other firms. CEP is majority owned by an outside investor, AMG, which also owns interests in a number of other investment advisory firms. Potential conflicts of interest are ameliorated through an operating arrangement that allows CEP to function as an independent entity with minimal oversight from AMG. CEP employs one of the AMG affiliates to assist the firm in managing certain accounts that are sub-advised under WRAP or SMA programs. These arrangements do not present a conflict of interest for the management of the Fund.

CEP manages accounts in a team environment where accounts of similar products (e.g., small-cap portfolios) are rebalanced together and the trades resulting from these periodic rebalancing exercises are blocked to the extent permitted by the client. The allocations of shares resulting from blocked trades are distributed on a pro rata basis. Similar processes and allocation methods are employed for the management of both equity and fixed income accounts.

CEP manages an account funded by members of the firm. The account was established for the purpose of launching new products. Account management and trading for this account take place apart from the firm’s other client accounts in order to avoid conflicts of interest in the allocation of investment opportunities and in the trading process.

CEP may invest in the securities issued by clients of the firm. The intent of such investments will always be to maximize the return of the client portfolio in accordance with the investment objectives provided by the client. For both fixed income and equity securities, the firm relies on an objective investment process based on quantitative analysis to select securities for client portfolios.

A potential for a conflict of interest will also arise when the firm votes the proxies for equity securities issued by clients of the firm. The firm seeks to avoid conflicts by relying on the use of standard proxy voting guidelines to vote proxy proposals or by voting such proposals in accordance with the recommendation of a nonaffiliated proxy voting research vendor. The firm currently employs ISS, Inc. as its proxy voting research vendor.

Employees of the firm may also purchase or sell securities held or intended to be held in client accounts. A personal trading policy is in place which requires each employee trade to be subjected to a pre-clearance process. The pre-clearance process employs blackout periods after client trades to ensure that the client trades always receive priority over employee trades. Additionally, copies of employee confirms and statements are received by and reviewed by the firm’s chief compliance officer.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2015

Security Ownership of Portfolio Managers	David C. Coughenour	Robert H. Kramer	Patricia A. Halper	William C. Murray
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

ClearBridge Investments, LLC

ClearBridge Investments, LLC (“ClearBridge”) located at 620 8 th Avenue; New York, NY 10018 serves as co-sub-adviser to the JNL Multi-Manager Mid Cap Fund.

Portfolio Manager Compensation Structure

ClearBridge’s portfolio managers participate in a competitive compensation program that is designed to attract and retain outstanding investment professionals and closely align the interests of its investment professionals with those of its clients and overall firm results.  The total compensation program includes a significant incentive component that rewards high performance standards, integrity, and collaboration consistent with the firm’s values.  Portfolio manager compensation is reviewed and modified each year as appropriate to reflect changes in the market and to ensure the continued alignment with the goals stated above.  ClearBridge’s portfolio managers and other investment professionals receive a combination of base compensation and discretionary compensation, comprising a cash incentive award and deferred incentive plans described below.

Base salary compensation.  Base salary is fixed and primarily determined based on market factors and the experience and responsibilities of the investment professional within the firm.

Discretionary compensation.  In addition to base compensation managers may receive discretionary compensation.

Discretionary compensation can include:

•	Cash Incentive Award.
•
ClearBridge’s Deferred Incentive Plan (CDIP) – a mandatory program that typically defers 15% of discretionary year-end compensation into ClearBridge managed products.  For portfolio managers, one-third of this deferral tracks the performance of their primary managed product, one-third tracks the performance of a composite portfolio of the firm’s new products and one-third can be elected to track the performance of one or more of ClearBridge managed funds.  Consequently, portfolio managers can have two-thirds of their CDIP award tracking the performance of their primary managed product.

•
For centralized research analysts, two-thirds of their deferral is elected to track the performance of one of more of ClearBridge managed funds, while one-third tracks the performance of the new product composite. ClearBridge then makes a company investment in the proprietary managed funds equal to the deferral amounts by fund.  This investment is a company asset held on the balance sheet and paid out to the employees in shares subject to vesting requirements.

•
Legg Mason Restricted Stock Deferral – a mandatory program that typically defers 5% of discretionary year-end compensation into Legg Mason restricted stock.  The award is paid out to employees in shares subject to vesting requirements.

•
Legg Mason Restricted Stock and Stock Option Grants – a discretionary program that may be utilized as part of the total compensation program. These special grants reward and recognize significant contributions to our clients, shareholders and the firm and aid in retaining key talent.

Several factors are considered by ClearBridge Senior Management when determining discretionary compensation for portfolio managers. These include but are not limited to:

•
Investment performance.  A portfolio manager’s compensation is linked to the pre-tax investment performance of the fund/accounts managed by the portfolio manager.  Investment performance is calculated for 1-, 3-, and 5-year periods measured against the applicable product benchmark (e.g., a securities index and, with respect to a fund, the benchmark set forth in the fund’s Prospectus) and relative to applicable industry peer groups.  The greatest weight is generally placed on 3- and 5-year performance;

•	Appropriate risk positioning that is consistent with ClearBridge’s investment philosophy and the Investment Committee/CIO approach to generation of alpha;
•	Overall firm profitability and performance;
•	Amount and nature of assets managed by the portfolio manager;
•	Contributions for asset retention, gathering and client satisfaction;
•	Contribution to mentoring, coaching and/or supervising;
•	Contribution and communication of investment ideas in ClearBridge’s Investment Committee meetings and on a day to day basis; and
•	Market compensation survey research by independent third parties.

Other Accounts Managed by the Portfolio Managers

The following table reflects information as of June 30, 2016:

JNL Multi-Manager Mid Cap Fund

Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Brian Angerame	4	$2.46	2	$0.16	1,555	$0.48
Derek Deutsch, CFA	5	$2.46	4	$0.36	1,558	$0.49

Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the fund’s portfolio managers.

ClearBridge and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the sub-adviser and the individuals that each employs. For example, ClearBridge seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. ClearBridge has also adopted trade allocation procedures that are designed to facilitate the fair allocation of investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by ClearBridge and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Investment Opportunities. If a portfolio manager identifies an investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.  ClearBridge has adopted policies and procedures to ensure that all accounts, including the fund, are treated equitably.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. In addition to executing trades, some broker/dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the 1934 Act), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. For this reason, ClearBridge has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee (and the percentage paid to ClearBridge) differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of June 30, 2016

Security Ownership of Portfolio Managers	Brian Angerame	Derek Deutsch, CFA
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Cooke & Bieler L.P.

Cooke & Bieler L.P. (“C&B”) located at 1700 Market Street, Suite 3222, Philadelphia, PA 19103 serves as sub-adviser to the JNL Multi-Manager Small Cap Value Fund.

Portfolio Manager Compensation Structure

The C&B Portfolio Managers are compensated using substantially identical compensation structures for all accounts managed. Compensation is divided between base salary, performance-based bonuses and profit distributions from equity ownership. The firm seeks to balance individual incentives with portfolio and firm-level incentives. C&B measures performance of securities against the Russell 2000® Value Index for the Small Cap Value strategy accounts. The majority of the team participates in an annual bonus pool with allocations determined by a peer review process. Allocations vary depending upon individual contributions to the firm’s investment success. Among other considerations C&B measures the four-year rolling investment results attributed to each team-members’ stock selections. Partners receive distributions based on their percentage ownership and the profitability of the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Multi-Manager Small Cap Value Fund
Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Steve Lyons, CFA	3	$0.5	1	$0.2	110	$3.4
Michael Meyer, CFA	3	$0.5	1	$0.2	110	$3.4
Edward O’Connor, CFA	3	$0.5	1	$0.2	110	$3.4

Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
R. James O’Neil, CFA	3	$0.5	1	$0.2	110	$3.4
Mehul Trivedi, CFA	3	$0.5	1	$0.2	110	$3.4
William Weber, CFA	3	$0.5	1	$0.2	110	$3.4
Andrew Armstrong, CFA	3	$0.5	1	$0.2	110	$3.4

Conflicts of Interest

The Portfolio Managers face inherent conflicts of interest in their day-to-day management of the Fund and other accounts because the Fund may have different investment objectives, strategies and risk profiles than the other accounts managed by the Portfolio Managers. For instance, to the extent that the Portfolio Managers manage accounts with different investment strategies than the Fund, they may from time to time be inclined to purchase securities for one account but not for a Fund. Additionally, some of the accounts managed by the Portfolio Managers may have different fee structures, including performance fees, which are or have the potential to be higher or lower, in some cases significantly higher or lower, than the fees paid by the Fund. The differences in fee structures may provide an incentive to the Portfolio Managers to allocate more favorable trades to the higher-paying accounts.

To minimize the effects of these inherent conflicts of interest, the Sub-Adviser has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, that they believe address the potential conflicts associated with managing portfolios for multiple clients and are designed to ensure that all clients are treated fairly and equitably. Accordingly, security block purchases are allocated to all accounts with similar objectives in a fair and equitable manner. Furthermore, the Sub-Advisers have adopted a Code of Ethics under Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940 (the “Advisers Act”) to address potential conflicts associated with managing the Funds and any personal accounts the Portfolio Managers may maintain.

In the case of Cooke & Bieler, the Portfolio Managers manage accounts on a team basis so the Portfolio Managers may be subject to the potential conflicts of interests described above. Accordingly, performance and allocation of securities are closely monitored to ensure equal treatment and C&B has implemented policies and procedures to ensure that clients are treated fairly and that potential conflicts of interest are minimized.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Steve Lyons, CFA	Michael Meyer, CFA	Edward O’Connor, CFA
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers	R. James O’Neil, CFA	Mehul Trivedi, CFA	William Weber, CFA	Andrew Armstrong, CFA
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Cortina Asset Management, LLC

Cortina Asset Management, LLC (“Cortina”) located at 825 North Jefferson Street, Suite 400, Milwaukee, WI, 53202 serves as sub-adviser to the JNL Multi-Manager Small Cap Value Fund.

Portfolio Manager Compensation Structure

The Adviser compensates portfolio managers with a base salary and an annual incentive bonus. A portfolio manager’s base salary is generally a fixed amount based on level of experience and responsibilities. A portfolio manager’s bonus is determined primarily by pre-tax investment performance of the strategy, and the revenues and overall profitability of the Adviser. Performance is measured relative to the appropriate benchmark’s long and short-term performance, with greater weight given to long-term performance.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Multi-Manager Small Cap Value Fund

Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Alexander E. Yaggy, CFA	1	$0.070	0	$0	36	$0.072
John Clausen	1	$0.070	0	$0	36	$0.072
Andrew Storm, CFA	1	$0.070	0	$0	36	$0.072

Conflicts of Interest

As an investment adviser and fiduciary, Cortina Asset Management owes its clients and shareholders an undivided duty of loyalty. Cortina recognizes that conflicts of interest are inherent in its business and accordingly has developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably.

Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, Cortina will aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner that it believes to be equitable under the circumstances, generally pro rata.  Cortina has adopted policies and procedures that are intended to ensure that investment opportunities are allocated equitably among accounts over time.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Value Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Alexander E. Yaggy, CFA	John Clausen	Andrew Storm, CFA
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Crescent Capital Group, LP

Crescent Capital Group, LP (“Crescent Capital”) located at 11100 Santa Monica Blvd, Ste. 2000, Los Angeles, CA 90025 serves as sub-adviser to the JNL/Crescent High Income Fund. Crescent Capital is a boutique institutional investment firm focused on below investment-grade credit markets. The firm has experience managing debt investments through an entire credit and multiple market cycles while focusing on principal preservation, risk mitigation, and current income.

Portfolio Manager Compensation Structure

Crescent Capital typically compensates the Fund Portfolio Managers with a base salary, a targeted year-end bonus that is tied to performance, and an equity stake in Crescent Capital.  Crescent Capital’s equity and compensation plan was designed based on the advice of a leading compensation consultant in the financial services industry.  The equity stakes professionals receive are “real” equity, not phantom, and grow in value as the value of the company increases, creating incentives to attract, motivate, and retain employees.  Crescent Capital may also provide the Fund’s Portfolio Managers additional compensation in the form of fee sharing and incentive fees tied to performance.  Portfolio Manager Compensation is not linked directly to asset growth.  Nevertheless, the equity component of Crescent Capital’s compensation is tied to the overall profitability of the Firm which, in essence is correlated with the Firm’s ability to grow assets.  Crescent Capital does not believe that such a substantial part of the Portfolio Managers’ compensation is so directly tied to performance that there is an incentive to take undue risk with client assets.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Crescent High Income Fund
Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
John Fekete	1	$50	7	$1.1	20	$1.4
Jonathan Insull	1	$50	5	$0.7	19	$3.8
Conrad Chen	1	$50	7	$1.1	20	$1.4
Wayne Hosang	1	$50	5	$0.7	19	$3.8

Conflicts of Interest

Actual or potential conflicts of interest may arise when the Portfolio Managers have management responsibilities to multiple accounts, including JNL/Crescent High Income Fund, such as devotion of unequal time and attention to the management of the accounts, inability to allocate limited investment opportunities across a number of accounts and incentive to allocate opportunities to an account where one or more of the Portfolio Managers or Crescent Capital has a greater financial incentive, such as a performance fee account or where an account managed by a Portfolio Manager has a higher fee sharing percentage than the Portfolio Manager’s fee sharing percentage with respect to the Fund.  When accounts managed by the Sub-Adviser (including the Fund) invest in different parts of an issuer’s capital structure (e.g., one account owns a debt obligation secured by a first priority lien on the issuer’s assets while another account owns a debt obligation of the same issuer secured by a second priority lien), actual or potential conflicts of interest may also arise with respect to decisions concerning the issuer’s financing, investments or risks, among other issuers, as related to the interest of the accounts.  Potential conflicts of interest may arise when a portfolio manager or employee transacts personally in securities investments made or to be made for client accounts, including the Fund.  Crescent Capital has adopted policies and procedures reasonably designed to address these types of conflicts and Crescent Capital believes its policies and procedures serve to operate in a manner that is fair and equitable among its clients, including the Fund.  However, there is no guarantee that such policies and procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Crescent High Income Fund as of December 31, 2015

Security Ownership of Portfolio Managers	John Fekete	Jonathan Insull	Conrad Chen	Wayne Hosang
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Dimensional Fund Advisors LP

Dimensional Fund Advisors LP (“DFA”), 6300 Bee Cave Road, Building One, Austin, Texas 78746, serves as Sub-Adviser to the JNL/DFA U.S. Core Equity Fund.  DFA has been engaged in the business of providing investment management services since May 1981.  DFA is organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation.  As of December 31, 2015, assets under management for all DFA affiliated advisors totaled approximately $388 billion.

Portfolio Manager Compensation Structure

Portfolio managers receive a base salary and bonus.  Compensation of a portfolio manager is determined at the discretion of DFA and is based on a portfolio manager’s experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors.  The compensation of portfolio managers is not directly based upon the performance of the JNL/DFA U.S. Core Equity Fund or other accounts that they manage.  DFA reviews the compensation of each portfolio manager annually and may make modifications in compensation as it deems necessary to reflect changes in the market.  Each portfolio manager’s compensation consists of the following:

•	BASE SALARY. Each portfolio manager is paid a base salary. DFA considers the factors described above to determine each portfolio manager’s base salary.
•	SEMI-ANNUAL BONUS. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.
•
RESTRICTED STOCK.  Portfolio managers may be awarded the right to purchase restricted shares of DFA’s stock as determined from time to time by the Board of Directors of DFA or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.  In addition, portfolio managers may be given the option of participating in DFA’s Long Term Incentive Plan.  The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Joseph H. Chi	111	$255,531	21	$11,215	85	$23,225
Jed S. Fogdall	111	$255,531	21	$11,215	85	$23,225
Henry F. Gray	88	$192,913	8	$6,798	45	$15,008

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)

Portfolio Managers
Joseph H. Chi	0	$0	1	$160	6	$2,343
Jed S. Fogdall	0	$0	1	$160	6	$2,343
Henry F. Gray	0	$0	1	$160	4	$1,715

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has primary day-to-day responsibilities with respect to multiple accounts.  In addition to the JNL/DFA U.S. Core Equity Fund (“Portfolio”), other accounts may include registered mutual funds, unregistered pooled investment vehicles, and accounts managed for organizations and individuals (“Accounts”).  An Account may have a similar investment objective to the Portfolio, or may purchase, sell or hold securities that are eligible to be purchased, sold or held by the Portfolio. Actual or apparent conflicts of interest include:

•
TIME MANAGEMENT.  The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of the Portfolio and/or Accounts.  DFA seeks to manage such competing interests for the time and attention of the portfolio manager by having him focus on a particular investment discipline.  Certain Accounts managed by a portfolio manager may be managed using the same investment approach that is used in connection with the management of the Portfolio.

•
INVESTMENT OPPORTUNITIES.  It is possible that at times identical securities will be held by both the Portfolio and one or more Accounts.  However, positions in the same security may vary and the length of time that the Portfolio or an Account may choose to hold its investment in the same security may likewise vary.  If a portfolio manager identifies a limited investment opportunity that may be suitable for the Portfolio and one or more Accounts, the Portfolio may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders.  To deal with these situations, DFA has adopted procedures for allocating portfolio transactions across the Portfolio and Accounts.

•
BROKER SELECTION. With respect to securities transactions for the Portfolio, DFA determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, with respect to certain Accounts (such as separately managed accounts), DFA may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, DFA or its affiliates may place separate, non-simultaneous, transactions for the Portfolio and an Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Portfolio or the Account.

•
PERFORMANCE-BASED FEES.  For some Accounts, DFA may be compensated based on the profitability of the Account, such as by a performance-based management fee.  These incentive compensation structures may create a conflict of interest for DFA with regard to Accounts where DFA is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where DFA might share in investment gains.

•
INVESTMENT IN AN ACCOUNT. A portfolio manager or his/her relatives may invest in an account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat an Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Portfolio or other Accounts for which they have portfolio management responsibilities.

DFA has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/DFA U.S. Core Equity Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Joseph H. Chi	Jed S. Fogdall	Henry F. Gray
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

DoubleLine Capital LP

DoubleLine Capital LP (“DoubleLine”) located at 333 South Grand Avenue, Suite 1800, Los Angeles, California 90071 serves as sub-adviser to the JNL/DoubleLine® Shiller Enhanced CAPE® Fund and JNL/DoubleLine® Emerging Markets Fixed Income Fund. DoubleLine is also co-sub-adviser to the JNL/FPA + DoubleLine® Flexible Allocation Fund.

Portfolio Manager Compensation Structure

The overall objective of the compensation program for portfolio managers is for DoubleLine to attract competent and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate are designed to achieve these objectives and to reward the portfolio managers for their contribution to the success of their clients and DoubleLine. Portfolio managers are generally compensated through a combination of base salary, discretionary bonus and equity participation in DoubleLine. Bonuses and equity generally represent most of the portfolio managers’ compensation. However, in some cases, portfolio managers may have a profit sharing interest in the net income related to the business unit for which such portfolio managers are responsible. Such profit sharing arrangements potentially could comprise a significant portion of a portfolio manager’s overall compensation.

Salary.  Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of a portfolio manager’s compensation.

Discretionary Bonus/Guaranteed Minimums.  Portfolio managers receive discretionary bonuses. However, in some cases, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory minimum bonus if the sum of their salary and profit sharing does not reach certain levels.

Equity Incentives.  Portfolio managers participate in equity incentives based on overall firm performance of DoubleLine, through direct ownership interests in DoubleLine or participation in stock option or stock appreciation plans of DoubleLine. These ownership interests or participation interests provide eligible portfolio managers the opportunity to participate in the financial performance of the DoubleLine as a whole. Participation is generally determined in the discretion of DoubleLine, taking into account factors relevant to the portfolio manager’s contribution to DoubleLine’s success.

Other Plans and Compensation Vehicles.  Portfolio managers may elect to participate in DoubleLine’s 401(k) plan, to which they may contribute a portion of their pre- and post-tax compensation to the plan for investment on a tax-deferred basis. DoubleLine may also choose, from time to time to offer certain other compensation plans and vehicles, such as a deferred compensation plan, to portfolio managers.

Summary.  As described above, an investment professional’s total compensation is determined through a subjective process that evaluates numerous quantitative and qualitative factors, including the contribution made to the overall investment process. Not all factors apply to each investment professional and there is no particular weighting or formula for considering certain factors. Among the factors considered are: relative investment performance of portfolios (although there are no specific benchmarks or periods of time used in measuring performance); complexity of investment strategies; participation in the investment team’s dialogue; contribution to business results and overall business strategy; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of DoubleLine’s leadership criteria.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/DoubleLine® Shiller Enhanced CAPE® Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey E. Gundlach	23	14	47	0	4	1
	$68,054,483,045	$5,649,320,084	$7,051,824,418	$0	$2,903,702,058	$1,526,946,570
Jeffrey J. Sherman	3	1	1	0	0	0
	$980,962,481	$386,479,765	$75,314,808	$0	$0	$0

JNL/DoubleLine® Emerging Markets Fixed Income Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Luz Padilla	9	0	4	0	1	1
	$7,592,328,827	$0	$1,838,159,241	$0	$1,526,946,570	$1,526,946,570
Mark Christensen	2	0	0	0	0	0

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	$1,038,660,010	$0	$0	$0	$0	$0
Su Fei Koo	2	0	0	0	0	0
	$1,038,660,010	$0	$0	$0	$0	$0

JNL/FPA + DoubleLine® Flexible Allocation Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Jeffrey E. Gundlach	23	14	47	0	4	1
	$68,054,483,045	$5,649,320,084	$7,051,824,418	$0	$1,526,946,570	$1,526,946,570

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest also may result because of DoubleLine’s other business activities. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, be managed (benchmarked) against the same index the Fund tracks, or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that a portfolio manager could use this information to the advantage of other accounts under management, and also theoretically possible that actions could be taken (or not taken) to the detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but securities may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under DoubleLine’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines, DoubleLine’s investment outlook, cash availability and a series of other factors. DoubleLine has also adopted additional internal practices to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other clients of DoubleLine invest in, or even conduct research relating to, different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other clients of DoubleLine or result in DoubleLine receiving material, non-public information, or DoubleLine may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if DoubleLine acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager or other investment personnel may be restricted from purchasing securities or selling certain securities for the Fund or other clients. When making investment decisions where a conflict of interest may arise, DoubleLine will endeavor to act in a fair and equitable manner between the Fund and other clients; however, in certain instances the resolution of the conflict may result in DoubleLine acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Investors in the Fund may also be advisory clients of DoubleLine. Accordingly, DoubleLine may in the course of its business provide advice to advisory clients whose interests may conflict with those of the Fund. For example, DoubleLine may advise a client who has invested in the Fund to redeem its investment in the Fund, which may cause the Fund to incur transaction costs and/or have to sell assets at a time when it would not otherwise do so.

Affiliates and advisory clients of DoubleLine may provide initial funding to or otherwise invest in a Fund. DoubleLine could face a conflict if an account it advises is invested in the Fund and that account’s interests diverge from those of the Fund. When an affiliate or advisory client invests in the Fund, it may do so with the intention of redeeming all or part of its interest in the Fund at a future point in time or when it deems that sufficient additional capital has been invested in the Fund. The timing of a redemption by an affiliate could benefit the affiliate. For example, the affiliate may choose to redeem its shares at a time when the Fund’s portfolio is more liquid than at times when other investors may wish to redeem all or part of their interests. In addition, a consequence of any redemption of a significant amount, including by an affiliate, is that investors remaining in the Fund will bear a proportionately higher share of Fund expenses following the redemption.

Broad and Wide-Ranging Activities. The portfolio managers, DoubleLine and its affiliates engage in a broad spectrum of activities. In the ordinary course of their business activities, the portfolio managers, DoubleLine and its affiliates may engage in activities where the interests of certain divisions of DoubleLine and its affiliates or the interests of their clients may conflict with the interests of the shareholders of the Fund.

Possible Future Activities. DoubleLine and its affiliates may expand the range of services that it provides over time. Except as provided herein, DoubleLine and its affiliates will not be restricted in the scope of its business or in the performance of any such services (whether now offered or undertaken in the future) even if such activities could give rise to conflicts of interest, and whether or not such conflicts are described herein. DoubleLine and its affiliates have, and will continue to develop, relationships with a significant number of companies, financial sponsors and their senior managers, including relationships with clients who may hold or may have held investments similar to those intended to be made by the Fund. These clients may themselves represent appropriate investment opportunities for the Fund or may compete with the Fund for investment opportunities.

Performance Fees and Personal Investments. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance or in respect of which the portfolio manager may have made a significant personal investment. Such circumstances may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. DoubleLine has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and performance fee based accounts on a fair and equitable basis over time.

Security Ownership of Portfolio Managers for the JNL/DoubleLine® Emerging Markets Fixed Income Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Luz Padilla	Mark Christensen	Su Fei Koo
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/DoubleLine® Shiller Enhanced CAPE® Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Jeffrey E. Gundlach	Jeffrey J. Sherman
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/FPA + DoubleLine® Flexible Allocation Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Jeffrey E. Gundlach
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

First Pacific Advisors, LLC

First Pacific Advisors, LLC (“FPA”) located in Los Angeles, California serves as sub-adviser to the JNL Multi-Manager Alternative Fund and a co-sub-adviser to the JNL/FPA + DoubleLine® Flexible Allocation Fund.

Portfolio Manager Compensation Structure

Compensation of FPA’s Portfolio Managers consists of: (i) a base salary; (ii) an annual bonus; and (iii) if the Portfolio Manager is an equity owner of FPA, participation in residual profits of FPA.

The bonus calculation has both variable and fixed components. The most significant portion of the variable component is based upon FPA’s assessment of the Portfolio Managers’ performance in three key areas: long-term performance, team building, and succession planning. FPA assesses long-term performance over a full market cycle, which generally lasts between five- and ten years. Other considerations include manager and strategy recognition, client engagement and retention and business development.

The majority of the fixed portion is based on the revenues received on the assets managed by the Portfolio Managers, including the JNL Multi-Manager Alternative Fund’s assets.

As an equity owner of FPA, the value of the Portfolio Manager’s ownership interest in FPA is dependent upon his ability to effectively manage the business over the long term.

FPA offers a 401(k) plan whereby the Portfolio Managers, as well as all permanent employees of FPA, may elect to contribute up to the legal limit.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Multi-Manager Alternative Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark Landecker, CFA	4	7	2	0	0	1
	$18,620	$842	$200	$0	$0	$304
Steven Romick, CFA	4	7	2	0	0	6
	$18,620	$842	$200	$0	$0	$922
Brian A. Selmo, CFA	4	7	2	0	0	1
	$18,620	$842	$200	$0	$0	$37
Mark Landecker, CFA Brian Selmo, CFA	0	0	0	0	0	1
	$0	$0	$0	$0	$0	$22
Steven Romick, CFA Brian Selmo, CFA Mark Landecker, CFA	4	7	2	0	0	0
	$18,620	$842	$200	$0	$0	0

JNL/FPA + DoubleLine® Flexible Allocation Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Steven T. Romick	4	8	2			6
	$18,620	$932	$200	$		$$922
Mark Landecker	4	8	2			2
	$18,620	$932	$200			$$325
Brian Selmo	4	8	2			2
	$18,620	$932	$200	$		$$58
Mark Landecker, CFA Brian Selmo, CFA	0	0	0	0	0	1
	$0	$0	$0	$0	$0	$22

Conflicts of Interest

FPA has potential conflicts of interest in connection its investment activities. For example, FPA manages multiple client accounts with different investment objectives and guidelines, and with different fee structures. FPA receives both asset-based fees and performance-based fees as compensation for its investment advisory services. Performance-based fees create an incentive for FPA to favor those accounts over asset-based fee accounts or make investments that are riskier or more speculative than would be the case in the absence of performance-based fee clients. To mitigate potential conflicts of interest when managing performance-based fee clients side-by-side with asset-based fee clients, FPA has developed a policy in which portfolio managers attempt to allocate investment opportunities among eligible accounts on a pro rata basis if that is practical; or if a pro rata allocation is not practical, to allocate the investment opportunities among FPA advisory clients on a basis that over time is fair and equitable to each advisory client relative to other clients.

FPA has also implemented other policies and procedures (e.g., a code of ethics) that seek to address other potential conflicts of interest that may arise in connection with FPA’s business and that are designed to ensure that all client accounts are treated fairly and equitably over time.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Mark Landecker, CFA	Steven Romick, CFA	Brian A. Selmo, CFA
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/FPA + DoubleLine® Flexible Allocation Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Mark Landecker, CFA	Steven Romick, CFA	Brian A. Selmo, CFA
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Franklin Advisers, Inc.

Franklin Advisers, Inc. (“Franklin Advisers”) is located at One Franklin Parkway, San Mateo, California 94403, serves as Sub-Adviser to the JNL/Franklin Templeton Global Multisector Bond Fund and JNL/Franklin Templeton Income Fund.  Franklin Advisers is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.  Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Franklin Advisers, Inc. seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance.  Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre- tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Franklin Templeton Income Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward D. Perks	7	5	0	0	0	0
	$86.9 billion	$2.9 billion	$0	$0	$0	$0
Alex Peters, CFA	6	5	0	0	0	0
	$83.8 billion	$2.9 billion	$0	$0	$0	$0
Matt Quinlan	9	5	1	0	0	0
	$88.1 billion	$2.9 billion	$163.6 million	$0	$0	$0

JNL/Franklin Templeton Global Multisector Bond Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Hasenstab	18	41	20	0	2	1
	$72.4 billion	$75.6 billion	$6.3 billion	$0	$432.5 million	$447.6 million
Christine Zhu	7	12	10	0	2	1
	$2.8 billion	$4.7 billion	$2.3 billion	$0	$432.5 million	$447.6 million

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.

However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton Income Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Edward D. Perks	Alex Peters, CFA	Matt Quinlan
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton Global Multisector Bond Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Michael Hasenstab	Christine Zhu
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Franklin Mutual Advisers, LLC

Franklin Mutual Advisers, LLC (“Franklin Mutual”), located at 101 John F. Kennedy Parkway, Short Hills, New Jersey, 07078, serves as Sub-Adviser to the JNL/Franklin Templeton Mutual Shares Fund.  Franklin Mutual is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.  Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Franklin Mutual Advisers seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing of the Fund, are evaluated in determining the amount of any bonus award.

Research.  Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on productivity and quality of recommendations over time.

Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Peter Langerman, as the Chief Investment Officer of the Manager, may participate in a separate bonus opportunity that is linked the achievement of certain objectives, such as team development, defining the research and investment management process and maintaining cost efficiencies.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Peter A. Langerman	8	10	0	0	0	0
	$44.7 billion	$3.1 billion	$0	$0	$0	$0
Deborah A. Turner	5	5	0	0	0	0
	$19.9 billion	$875 million	$0	$0	$0	$0
F. David Segal	5	5	0	0	0	0
	$19.9 billion	$875 million	$0	$0	$0	$0

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.

However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton Mutual Shares Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Peter A. Langerman	Deborah A. Turner	F. David Segal
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Franklin Templeton Institutional, LLC

Franklin Templeton Institutional, LLC (“Franklin Institutional”) is located at 600 Fifth Avenue, New York, New York 10020 and serves as co-Sub-Adviser to the JNL/Franklin Templeton International Small Cap Growth Fund.  Franklin Institutional is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.  Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Franklin Institutional seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Non-investment performance.  The more qualitative contributions of the portfolio manager to the investment manager’s business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edwin Lugo CFA	1	4	6	0	0	0
	$1.9 billion	$1.6 billion	$1.3 billion	$0	$0	$0

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.

However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises .

Security Ownership of Portfolio Manager for the JNL/Franklin Templeton International Small Cap Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Edwin Lugo CFA
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Goldman Sachs Asset Management, L.P.

Goldman Sachs Asset Management, L.P. (“GSAM®”), which is located at 200 West Street, New York, New York, 10282 serves as Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund, JNL/Goldman Sachs Emerging Markets Debt Fund, JNL/Goldman Sachs Mid Cap Value Fund, and JNL/Goldman Sachs U.S. Equity Flex Fund.  GSAM has been registered as an investment adviser since 1990 and is an affiliate of Goldman, Sachs & Co. (“Goldman Sachs”).  As of December 31, 2015, GSAM, including its investment advisory affiliates, along with other units of the Investment Management Division of GSAM, had assets under supervision (AUS) of $1,082.67 billion (firm-wide assets includes assets managed by GSAM and its investment advisory affiliates).  AUS includes assets under management and other client assets for which Goldman Sachs does not have full discretion.

In connection with GSAM’s service as Sub-Adviser to the JNL/Goldman Sachs Core Plus Bond Fund and the JNL/Goldman Sachs Emerging Markets Debt Fund, Goldman Sachs Asset Management International (“GSAMI”) will implement and manage certain country and currency strategies of each such Fund.  The management and investment of these strategies by GSAMI will be based on the amount of the risk budget for each Fund allocated by GSAM to GSAMI for these strategies.  GSAMI is not compensated by the Trust.  GSAMI is located at Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD, and is an affiliate of Goldman Sachs.  GSAMI is a member of the Investment Management Regulatory Organization Limited since 1990 and a registered investment adviser since 1991.

Portfolio Manager Compensation Structure

Value Team Base Salary and Performance Bonus.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman, Sachs and Co.; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for the JNL/Goldman Sachs Mid Cap Value Fund is the Russell Midcap Value Index.

The benchmark for the JNL/Goldman Sachs U.S. Equity Flex Fund is the S&P 500 Index.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation.

In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Fixed Income Base Salary and Performance Bonus.

Compensation for GSAM portfolio managers is comprised of a base salary and year-end discretionary variable compensation. The base salary is fixed from year to year. Year-end discretionary variable compensation is primarily a function of each portfolio manager’s individual performance and his or her contribution to overall team performance; the performance of GSAM and Goldman, Sachs and Co.; the team’s net revenues for the past year which in part is derived from advisory fees, and for certain accounts, performance-based fees; and anticipated compensation levels among competitor firms. Portfolio managers are rewarded, in part, for their delivery of investment performance, measured on a pre-tax basis, which is reasonably expected to meet or exceed the expectations of clients and fund shareholders in terms of: excess return over an applicable benchmark, peer group ranking, risk management and factors specific to certain funds such as yield or regional focus. Performance is judged over 1-3- and 5-year time horizons.

The benchmark for the JNL/Goldman Sachs Core Plus Bond Fund is Barclays Capital U.S. Aggregate Bond Index.

The primary benchmark for the JNL/Goldman Sachs Emerging Markets Debt Fund is the JPMorgan EMBI Global Diversified Index and  a blended benchmark of 75% JPMorgan GBI EM Global Diversified Index, 25% JPMorgan Corporate Emerging Market Bond Index is the secondary benchmark.  This secondary benchmark will be used for purposes of portfolio manager compensation.

The discretionary variable compensation for portfolio managers is also significantly influenced by: (1) effective participation in team research discussions and process; and (2) management of risk in alignment with the targeted risk parameter and investment objective of the fund. Other factors may also be considered including: (1) general client/shareholder orientation and (2) teamwork and leadership. Portfolio managers may receive equity-based awards as part of their discretionary variable compensation.

Other Compensation—In addition to base salary and discretionary variable compensation, GSAM has a number of additional benefits in place including (1) a 401k program that enables employees to direct a percentage of their pretax salary and bonus income into a tax-qualified retirement plan; and (2) investment opportunity programs in which certain professionals may participate subject to certain eligibility requirements.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Goldman Sachs Core Plus Bond Fund
	Total number of other accounts managed by Portfolio Manager(s) within each category below and the total assets in the accounts managed within each category below.
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)

Portfolio Managers
Michael Swell	61	$204,234	336	$193,684	3,539	$309,424
Jonathan Beinner	61	$204,234	336	$193,684	3,539	$309,424

For other accounts managed by Portfolio Manager(s) within each category below, number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the account.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)	Number of Accounts	Total Assets (millions)

Portfolio Managers
Michael Swell	0	$0	28	$5,400	57	$16,838
Jonathan Beinner	0	$0	28	$5,400	57	$16,838

JNL/Goldman Sachs Emerging Markets Debt Fund
Name of Portfolio Manager	Number of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)
Samuel Finkelstein	61	$204,234	336	$193,684	3,539	$309,424
Ricardo Penfold	35	$28,909	241	$57,139	1,262	$192,670

	Number of Accounts and Total Assets for Which Advisory Fee is Performance-Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)
Samuel Finkelstein	0	$0	28	$5,400	57	$16,838
Ricardo Penfold	0	$0	28	$5,400	57	$16,838

JNL/Goldman Sachs Mid Cap Value Fund
	Number of Other Accounts Managed and Total Assets by Account Type
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)
Andrew Braun	16	$17,206	4	$271	32	$1,812
Sung Cho	7	$11,203	0	$0	6	$640
Sean Gallagher	14	$16,402	2	$403	35	$2,677
Timothy Ryan	8	$11,753	1	$2,377	25	$1,068
Robert Crystal	7	$7,115	0	$0-	14	$1,711
Sally Pope Davis	7	$7,115	0	-$0	14	$1,711
Sean Butkus	7	$7,115	0	$0-	14	$1,711

	Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)
Andrew Braun	0	$0	0	$0	0	$0
Sung Cho	0	$0	0	$0	0	$0
Sean Gallagher	0	$0	0	$0	0	$0
Timothy Ryan	0	$0	0	$0	0	$0
Robert Crystal	0	$0	0	$0	1	$260
Sally Pope Davis	0	$0	0	$0	1	$260
Sean Butkus	0	$0	0	$0	1	$260

JNL/Goldman Sachs U.S. Equity Flex Fund
	Number of Other Accounts Managed and Total Assets by Account Type
Name of Portfolio Manager	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)
Andrew Braun	16	$17,206	4	$271	32	$1,812
Sean Gallagher	14	$16,402	2	$403	35	$2,677
Charles “Brook” Dane	5	$4,770	1	$207	25	$895
Daniel Lochner	1	$394	0	$0	0	$0-

	Number of Accounts and Total Assets for Which Advisory Fee is Performance Based
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Name of Portfolio Manager	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)	Number of Accounts	Assets Managed (millions)
Andrew Braun	0	$0	0	$0	0	$0
Sean Gallagher	0	$0	0	$0	0	$0
Charles “Brook” Dane	0	$0	0	$0	0	$0
Daniel Lochner	0	$0	0	$0	0	$0

Conflicts of Interest

The involvement of the GSAM, Goldman Sachs and their affiliates in the management of, or their interest in, other accounts and other activities of Goldman Sachs may present conflicts of interest with respect to one or more funds for which GSAM is a sub-adviser or adviser or limit such funds’ investment activities. Goldman Sachs is a worldwide, full service investment banking, broker dealer, asset management and financial services organization and a major participant in global financial markets that provides a wide range of financial services to a substantial and diversified client base that includes corporations, financial institutions, governments and high-net-worth individuals. As such, it acts as an investor, investment banker, research provider, investment manager, financier, advisor, market maker, trader, prime broker, lender, agent and principal. In those and other capacities, Goldman Sachs advises clients in all markets and transactions and purchases, sells, holds and recommends a broad array of investments, including securities, derivatives, loans, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for its own account or for the accounts of its customers and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. GSAM acts as sub-adviser to certain of the funds. The fees earned by GSAM in this capacity are generally based on asset levels, the fees are not directly contingent on the Fund performance, and GSAM would still receive significant compensation from the Fund even if shareholders lose money. Goldman Sachs and its affiliates engage in proprietary trading and advise accounts and funds which have investment objectives similar to those of the funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the funds. Goldman Sachs and its affiliates will not have any obligation to make available any information regarding their proprietary activities or strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Goldman Sachs, its affiliates, and other accounts managed by Goldman Sachs and it is possible that a Fund could sustain losses during periods in which Goldman Sachs and its affiliates and other accounts achieve significant profits on their trading for proprietary or other accounts. In addition, the Funds may enter into transactions in which Goldman Sachs or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that Goldman Sachs or other accounts managed by the GSAM take a short position in the same security (or vice versa). These and other transactions undertaken by Goldman Sachs, its affiliates or Goldman Sachs advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Goldman Sachs advised clients or the GSAM may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Goldman Sachs and its affiliates, and/or their internal policies designed to comply with such restrictions. As a global financial services firm, Goldman Sachs also provides a wide range of investment banking and financial services to issuers of securities and investors in securities. Goldman Sachs, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform investment banking and financial services for those issuers. Goldman Sachs and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds.

The Funds may make brokerage and other payments to Goldman Sachs and its affiliates in connection with the Funds’ portfolio investment transactions, in accordance with applicable law.

Security Ownership of Portfolio Managers for the JNL/Goldman Sachs Mid Cap Value Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Andrew Braun	Sung Cho	Sean Gallagher	Timothy Ryan	Robert Crystal	Sally Pope Davis	Sean Butkus
None	X	X	X	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/Goldman Sachs Core Plus Bond Fund as of December 31, 2015
Security Ownership of Portfolio Managers	Michael Swell	Jonathan Beinner
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/Goldman Sachs Emerging Markets Debt Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Samuel Finkelstein	Ricardo Penfold
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/Goldman Sachs U.S. Equity Flex Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Andrew Braun	Sean Gallagher	Charles “Brook” Dane, CFA	Daniel Lochner
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Due to GSAM internal policies, GSAM portfolio managers are generally prohibited from purchasing shares of sub-advised funds for which they have primary responsibility.

Granahan Investment Management, Inc.

Granahan Investment Management, Inc. (“GIM”) located at 404 Wyman St., Suite 460, Waltham MA 02451 serves as sub-adviser to the JNL Multi-Manager Small Cap Growth Fund.

Portfolio Manager Compensation Structure

Assets with GIM are managed by the portfolio management team of Gary C. Hatton, CFA and Andrew Beja, CFA. The portfolio managers’ compensation consists of i) a base salary and ii) a performance bonus or fee sharing arrangement, depending on the account. Base salary for portfolio managers varies depending on qualitative and quantitative factors such as salary levels in the industry, experience, length of employment, and the nature and number of other duties for which he has responsibility. The performance bonus is based on the level of assets managed and the relative return of those assets over both 1 year and 3 year time frames versus the benchmark Russell 2000 Growth index. Where fee sharing arrangements exist with the portfolio manager, the manager receives a predetermined share of client fees in place of the performance bonus. Additionally, members of the portfolio management team receive a share of GIM profits either in the form of dividends, for shareholders, or via the company’s profit sharing program for non-shareholders.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Multi-Manager Small Cap Growth Fund
	Number of Other Accounts Managed and Assets ($ million) by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Gary Hatton, CFA	3	2	2	2	0	0
	$731.7	$141.9	$12.3	$642.7	$0	$0
Andrew L. Beja, CFA	3	1	4	2	0	1
	$262.9	$37.9	$168.8	$231.2	$0	$80.8

Conflicts of Interest

The portfolio management team responsible for managing the Portfolio has similar responsibilities to other clients of GIM. The firm has established policies and procedures to address the potential conflicts of interest inherent in managing portfolios for multiple clients. These policies and procedures are designed to prevent and detect favorable treatment of one account over another, and include policies for allocating trades equitably across multiple accounts, monitoring the composition of client portfolios to ensure that each reflects the investment profile of that client, and reviewing the performance of accounts of similar styles. Additionally, each employee of GIM is bound by its Code of Ethics, which establishes policies and procedures designed to ensure that clients’ interests are placed before those of an individual or the firm.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Gary Hatton, CFA	Andrew L. Beja, CFA
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Harris Associates L.P.

Harris Associates L.P. (“Harris”) located at 111 South Wacker Drive, Chicago, IL  60606, serves as sub-adviser to the JNL/Harris Oakmark Global Equity Fund.

Portfolio Manager Compensation Structure

Each of Harris portfolio managers is compensated solely by the Harris.  Compensation for each of the portfolio managers is based on Harris’ assessment of the individual’s long-term contribution to the investment success of the firm.  Each portfolio manager receives a base salary and participates in a discretionary bonus pool.  In addition, most of the portfolio managers also participate in a long-term compensation plan that provides current compensation to certain key employees of Harris and deferred compensation to both current and former key employees.  The compensation plan consists of bonus units awarded to participants that vest and are paid out over a period of time.

The determination of the amount of each portfolio manager’s base salary and discretionary bonus pool participation and, where applicable, participation in the long-term compensation plan is based on a variety of qualitative and quantitative factors.  The factor given the most significant weight is the subjective assessment of the individual’s contribution to the overall investment results of Harris’ domestic or international investment group, whether as a portfolio manager, a research analyst, or both.

The quantitative factors considered in evaluating the contribution of a portfolio manager include the performance of the portfolios managed by that individual relative to benchmarks, peers and other portfolio managers, as well as the assets under management in the Fund and other accounts managed by the portfolio manager.  A portfolio manager’s compensation is not based solely on an evaluation of the performance of the Fund or the amount of Fund assets.  Performance is measured in a number of ways, including by Fund, by other accounts and by strategy, and is compared to one or more benchmarks, including: S&P 500, Russell Mid-Cap Value, Russell 1000 Value, Lipper Balanced, 60/40 S&P/Barclays (60% S&P 500 and 40% Barclays Bond Index), MSCI World Index, MSCI World ex-U.S. Index, MSCI World ex-U.S. Small Cap Index and the Harris’ approved lists of stocks, depending on whether the portfolio manager manages accounts in a particular strategy for which a given benchmark would be applicable.  Performance is measured over shorter- and longer-term periods, including one year, three years, five years, ten years, since a Fund’s inception or since the portfolio manager has been managing the Fund, as applicable.  Performance is measured on a pre-tax and after-tax basis to the extent such information is available.

If a portfolio manager also serves as a research analyst, then his compensation is also based on the contribution made to Harris in that role.  The specific quantitative and qualitative factors considered in evaluating a research analyst’s contributions include, among other things, new investment ideas, the performance of investment ideas covered by the analyst during the current year as well as over longer-term periods, the portfolio impact of the analyst’s investment ideas, other contributions to the research process, and an assessment of the quality of analytical work.  In addition, an individual’s other contributions to Harris, such as a role in investment thought leadership and management of the firm, are taken into account in the overall compensation process.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Harris Oakmark Global Equity Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Robert M. Levy	3	21	678	0	0	1
	$1,352,070,252	$3,676,593,012	$13,616,194,313	$0	$0	$377,850,204
David G. Herro	12	22	40	0	0	1
	$37,220,613,100	$4,857,868,997	$12,225,632,478	$0	$0	$377,850,204
Michael L. Manelli	2	16	28	0	0	1
	$3,125,134,108	$2,879,841,936	$8,958,009,054	$0	$0	$377,850,204

Conflicts of Interest

Conflicts of interest may arise in the allocation of investment opportunities and the allocation of aggregated orders among the Fund and the other accounts managed by the portfolio managers.  A portfolio manager potentially could give favorable treatment to some accounts for a variety of reasons, including favoring larger accounts, accounts that have a different advisory fee arrangement (including any accounts that pay performance-based fees), accounts of affiliated companies, or accounts in which the portfolio manager has a personal investment.  With respect to the allocation of investment opportunities, Harris makes decisions to recommend, purchase, sell or hold securities for all of its client accounts, including the Fund, based on each account’s specific investment objectives, guidelines, restrictions and circumstances.  It is Harris’ policy to allocate investment opportunities to each account, including the Fund, over a period of time on a fair and equitable basis relative to its other accounts.  With respect to the allocation of aggregated orders, each account that participates in an aggregated order will participate at the average share price, and where the order has not been completely filled, each institutional account, including the Fund, will generally participate on a pro rata basis.

Harris has compliance policies and procedures in place that it believes are reasonably designed to mitigate these conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Security Ownership of Portfolio Managers for the JNL/Harris Oakmark Global Equity Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Robert M. Levy	David G. Herro	Michael L. Manelli
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Invesco Advisers, Inc. (“Invesco”) [and its Affiliates]

Invesco, located at 1555 Peachtree, N.E., Atlanta, GA  30309, serves as Sub-Adviser to the JNL/Invesco Global Real Estate Fund JNL/Invesco International Growth Fund, JNL/Invesco Mid Cap Value Fund, JNL/Invesco Small Cap Growth Fund, and a co-sub-adviser to the JNL Multi-Manager Alternative Fund. Invesco is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

Invesco Hong Kong Limited (“IHKL”) serves as Sub-Adviser to the JNL/Invesco China-India Fund.  IHKL is an indirect wholly-owned subsidiary of Invesco Ltd., a publicly traded company that, through its subsidiaries, engages in the business of investment management on an international basis.

The sub-Sub-Adviser to the JNL/Invesco Global Real Estate Fund (“Real Estate Fund”) is Invesco Asset Management Limited (“IAML”) with its principal office at Perpetual Park, Perputual Park Drive, Henley – on – Thames Oxfordshire, RG91HH, United Kingdom.  IAML is an affiliate of Invesco.  IAML is compensated by Invesco at no additional expense to the Trust.  Invesco and IAML are collectively referred to herein as “Invesco.”

Day-to-day investment management decisions for the Real Estate Fund will be made by the sub-Sub-Adviser.  The sub-Sub-Adviser is responsible for choosing certain types of real estate securities for the Real Estate Fund.  IAML is an indirect, wholly-owned subsidiary of Invesco Ltd.  As of December 31, 2015, Invesco Ltd. managed approximately $775.6 billion in total assets.

Portfolio Manager Compensation Structure

Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals.  Portfolio managers receive a base salary, an incentive bonus opportunity, and an equity compensation opportunity.  Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance.  Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

➢
Base salary.  Each portfolio manager is paid a base salary.  In setting the base salary, Invesco’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

➢
Annual bonus.  The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool.  The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available considering investment performance and financial results in its review.  In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels.  Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in the table below.

Sub-Adviser	Performance time period [1]
Invesco [2,3] Invesco Hong Kong [2]	One-, Three- and Five-year performance against Fund peer group
Invesco Asset Management	One- ,Three-and Five year performance against Fund peer group
1 Rolling time periods based on calendar year end.
2 Portfolio managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.
3 Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all.  These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

➢
Deferred/Long Term compensation.  Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors.  Awards of equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco funds as well as other mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals.  The following chart reflects information regarding accounts other than the Fund for which each portfolio manager has day-to-day management responsibilities.  Accounts are grouped into three categories:  (i) other registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts.  To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.  In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

The following table reflects information as of December 31, 2015:

JNL/Invesco China-India Fund
	Number of Other Accounts Managed and Assets by Account Type (in millions)			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[1]	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mike Shiao	1	5	2	0	0	1
	$70	$2,453.4	$408.8	$0	$0	$83.6
Chandrashekhar Sambhshivan	0	2	0	0	0	0
	$0	$613.7	$0	$0	$0	40

JNL/Invesco International Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[1]	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Clas Olsson	10	11	11,674	0	0	0
	$17,123.9	$3,320.3	$5,707.4	$0	$0	$0
Mark Jason	12	4	11,673	0	0	0
	$18,737.0	$1,924.5	$5,392.6	$0	$0	$0
Matthew Dennis	11	7	11,673	0	0	0
	$17,468.5	$2,609.5	$5,392.6	$0	$0	$0
Richard Nield	10	10	11,673	0	0	0
	$17,123.9	$3,308.2	$5,392.6	$0	$0	$0
Brent Bates	11	3	11,673	0	0	0
	$18,392.4	$1,843.1	$5,392.6	$0	$0	$0

JNL/Invesco Mid Cap Value Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[1]	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thomas Cooper	6	0	0	0	0	0
	$4,479.7	$0	$0	$0	$0	$0
John Mazanec	6	0	0	0	0	0
	$4,479.7	$0	$0	$0	$0	$0
Sergio Marcheli	16	0	0	0	0	0
	$33,463.1	$0	$0	$0	$0	$0

JNL/Invesco Small Cap Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Juliet Elis	12	0	2	0	0	0
	$6,526.6	$0	$346.7	$0	$0	$0
Juan Hartsfeld	12	1	2	0	0	0
	$6,526.6	$331.4	$346.7	$0	$0	$0
Clay Manley	7	0	1	0	0	0
	$4,575.0	$0	$111.5	$0	$0	$0

JNL/Invesco Global Real Estate Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts[2]	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark Blackburn	10	6	42	0	0	0
	$6,549.5	$1,521.4	$15,821.2	$0	$0	$0
Joe Rodriguez, Jr.	10	6	42	0	0	0
	$6,549.5	$1,521.4	$15,821.2	$0	$0	$0
Ping Ying Wang	10	6	42	0	0	0
	$6,549.5	$1,521.4	$15,821.2	$0	$0	$0
Paul Curbo	10	6	42	0	0	0
	$6,549.5	$1,521.4	$15,821.2	$0	$0	$0
James Cowen	8	6	42	0	0	0
	$6,549.5	$1,521.4	$15,821.2	$0	$0	$0
Darin Turner	10	6	42	0	0	0
	$6,549.5	$1,521.4	$15,821.2	$0	$0	$0

JNL Multi-Manager Alternative Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Glen Murphy	11	46	105	0	3	21
	$6,376	$12,113	$15,296	$0	$332	$4,017
Andrew Waisburd	9	46	105	0	3	21
	$$666	$12,113	$15,296	$0	$332	$4,017
1 These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds.  These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
2 This amount includes one fund that pays performance-based fees with $289.1M in total assets under management.

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account.  More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

➢
The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account.  Invesco seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline.  Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

➢
If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts.  To deal with these situations, Invesco and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

➢
Invesco determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction.  However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-advisor, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), Invesco may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker.  In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts.  Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

➢
Finally, the appearance of a conflict of interest may arise where Invesco has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

Invesco and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts.  However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Invesco China-India Fund as of December 31, 20153

Security Ownership of Portfolio Managers	Mike Shiao	Chandrashekhar Sambhshivan
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/Invesco International Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Clas Olsson	Shuxin Cao	Matthew Dennis	Jason Holzer
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers	Mark Jason	Richard Nield	Brently Bates
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/Invesco Mid Cap Value Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Thomas Copper	John Mazanec	Sergio Marcheli
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/Invesco Small Cap Growth Fund as of December 31, 20153

Security Ownership of Portfolio Managers	Juliet Ellis	Juan Hartsfield	Clay Manley
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/Invesco Global Real Estate Fund as of December 31, 20153

Security Ownership of Portfolio Managers	Joe Rodriguez	Mark Blackburn	Ping Ying Wang	Paul Curbo	James Cowen	Darin Turner
None	X	X	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Michael Abata	Charles Ko	Anthony Munchak	Glen Murphy	Francis Orlando	Andrew Waisburd
None	X	X	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000
3Shares of the Funds may only be purchased by insurance company separate accounts and certain qualified retirement plans.  Accordingly, no portfolio manager may invest in Funds directly.

Ivy Investment Management Company

Ivy Investment Management Company (“IICO”), located at 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217, serves as a co-Sub-Adviser to the JNL/FPA + DoubleLine® Flexible Allocation Fund.  IICO is a wholly-owned subsidiary of Waddell & Reed Financial, Inc. (“WDR”) and is a registered investment adviser who, along with its affiliates, manages approximately $104.4 billion in assets as of December 31, 2015.

Portfolio Manager Compensation Structure

IICO believes that integral to the retention of investment professionals is a competitive base salary that is commensurate with the individual’s level of experience and responsibility.  In its consideration of an employee’s base salary, IICO reviews industry specific information regarding compensation in the investment management industry, including data regarding years of experience, asset style managed, etc.  Executive management of IICO is responsible for setting the base salary and for its on-going review; an attractive bonus structure linked to investment performance, described below; eligibility for a stock incentive plan in shares of WDR that rewards teamwork (awards of equity-based compensation typically vest over time, so as to create an incentive to retain key talent). All portfolio managers are eligible for restricted stock awards.  If WDR stock is awarded, it will be vested over a period of four years, with the first vesting to take place two years after the date of the award and, to the extent a portfolio manager also manages institutional separate accounts, a percentage of the revenues earned, on behalf of such accounts, by IICO.

Portfolio managers can receive significant annual performance-based bonuses. The better the pre-tax performance of the portfolio relative to an appropriate benchmark, the more bonus compensation the manager can receive. The primary benchmark is the portfolio manager’s percentile ranking against the performance of managers of the same investment style at other firms. Half of a portfolio manager’s bonus is based upon a three-year period and half is based upon a one-year period. For truly exceptional results, bonuses can be multiples of base salary. In cases where portfolio managers have more than one portfolio to manage, all the portfolios of similar investment style are taken into account in determining bonuses. With limited exceptions, 30%of annual performance-based bonuses are deferred for a three-year period. During that time, the deferred portion of bonuses is deemed invested in one or more mutual funds managed by IICO (or its affiliate), with a minimum of 50% of the deferred bonus required to be deemed invested in a mutual fund managed by the portfolio manager. In addition to the deferred portion of bonuses being deemed invested in mutual funds managed by

IICO (or its affiliate), WDR’s 401(k) plan offers mutual funds managed by IICO (or its affiliate) as investment options. No compensation payable to portfolio managers is based upon the amount of the mutual fund assets under management.

Portfolio managers are eligible for the standard retirement benefits and health and welfare benefits available to all IICO employees.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/FPA + DoubleLine® Flexible Allocation Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael L. Avery	16	3	1	0	0	0
	$22,787,811,790	$131,648,126	$173,837,268	$0	$0	$0
F. Chace Brundige	4	3	1	0	0	0
	$19,233,785,333	$131,648,126	$173,837,268	$0	$0	$0
Cynthia Prince-Fox	4	3	1	0	0	0
	$19,233,785,333	$131,648,126	$173,837,268	$0	$0	$0

Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one fund or account, such as the following:

•
The management of multiple funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or other account. IICO seeks to manage such competing interests for the time and attention of portfolio managers by having a portfolio manager focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the funds.

•
The portfolio manager might execute transactions for another fund or account that may adversely impact the value of securities held by the fund. Securities selected for funds or accounts other than the fund might outperform the securities selected for the fund. IICO seeks to manage this potential conflict by requiring all portfolio transactions to be allocated pursuant to IICO’s adopted Allocation Procedures.

IICO and the Funds have adopted certain compliance procedures, including the Code of Ethics, which are designed to address certain types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/FPA + DoubleLine® Flexible Allocation Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Michael L. Avery	F. Chace Brundige	Cynthia Prince-Fox
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Jackson National Asset Management, LLC

Jackson National Asset Management, LLC (“JNAM”), located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, makes the allocations to JNL/American Funds Balanced Allocation Fund, JNL/American Fund Growth Allocation Fund, JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Alt 65 Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Index 5 Fund, JNL/Mellon Capital 10 x 10 Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL/S&P 4 Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Small Cap Growth Fund, and JNL Multi-Manager Small Cap Value Fund.  JNAM is a wholly-owned subsidiary of Jackson National Life Insurance Company (“Jackson”), which is in turn wholly owned by Prudential plc, a publicly-traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Portfolio Manager Compensation Structure

Assets of JNL/American Funds Balanced Allocation Fund, JNL/American Funds Growth Allocation Fund, JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Alt 65 Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Index 5 Fund, JNL/Mellon Capital 10 x 10 Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL/S&P 4 Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Small Cap Growth Fund, and JNL Multi-Manager Small Cap Value Fund (“Funds”) are invested in a combination of mutual funds (“Underlying Funds”).  JNAM manages the Funds according to asset allocation limits.  In this context, the term “portfolio manager” refers to development and oversight of the asset allocation process.  The portfolio managers will determine allocations to the Underlying Funds for the “Alt Strategies,” and apply those allocations.  The portfolio managers are paid their regular base salary, receive an incentive bonus opportunity, and receive a benefits package commensurate with all other JNAM employees.

Jackson’s policy is to reward professional staff according to competitive industry scales, personal effort and performance.  This is accomplished through three primary compensation elements:  Base salary and an annual bonus are the primary compensation arrangements.  Certain individuals may participate in Jackson’s long-term incentive program (“LTIP”).  Base salary is evaluated for each professional at least annually based on tenure, performance, and market factors.  The Jackson LTIP program is based on the overall performance of the operations of Jackson and other U.S. based affiliates. To help in retaining its investment professionals, the Jackson LTIP has a four-year cliff vesting.  The mix of base, bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through annual bonus and LTIP.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, and JNL Alt 65 Fund, JNL/American Funds Balanced Allocation Fund, JNL/American Fund Growth Allocation Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Index 5 Fund, JNL/Mellon Capital 10 x 10 Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL/S&P 4 Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Small Cap Growth Fund, and JNL Multi-Manager Small Cap Value Fund

	Number of Other Accounts Managed and Assets by Account Type ($Millions)			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
William Harding, CFA	29	0	0	0	0	0
	$28,061.51	$0	$0	$0	$0	$0
Sean Hynes, CFA, CAIA	29	0	0	0	0	0
	$28,061.51	$0	$0	$0	$0	$0
Mark Pliska, CFA	29	0	0	0	0	0
	$28,061.51	$0	$0	$0	$0	$0

Conflicts of Interest

As discussed herein, the Funds, with the exception of the Alt Strategy Funds, are invested in the Underlying Funds according a pre-determined allocation in the Underlying Funds.  The Alt Strategy Funds are allocated to the Underlying Funds based on allocations determined by the portfolio managers.  The Underlying Funds available for the Alt Strategy Funds are limited.  Daily cash flows will require the allocation of Fund assets among the Underlying Funds.  Consequently, the portfolio managers may have access to purchase and sale information related to the Underlying Funds, which may create a conflict of interest should the portfolio managers attempt to trade in shares of the Underlying Funds.  Shares of the Funds and the Underlying Funds may only be acquired through the Jackson variable contracts.  Pursuant to JNAM’s and the Funds’ Code of Ethics, purchases and sales of Jackson and Jackson NY variable contracts must be reported by all “Access Persons,” including the portfolio managers, and consequently, all transactions in the Funds and Underlying Funds are monitored for compliance with the Code of Ethics.  In addition, JNAM and the Funds have adopted certain compliance policies and procedures, which are reasonably designed to maintain compliance with federal and state regulatory requirements, and to prevent conflicts of interests.  However, there is no guarantee that such policies and policies and procedures will detect every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Alt 65 Fund, JNL/American Funds Balanced Allocation Fund, JNL/American Fund Growth Allocation Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital Index 5 Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/S&P 4 Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL Multi-Manager Alternative Fund, JNL Multi-Manager Small Cap Growth Fund, and JNL Multi-Manager Small Cap Value Fund as of December 31, 2015

Security Ownership of Portfolio Managers	William Harding, CFA	Sean Hynes, CFA, CAIA	Mark Pliska, CFA
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

J.P. Morgan Investment Management Inc.

J.P. Morgan Investment Management Inc. (“JP Morgan”), with principal offices at 270 Park Avenue, New York, New York 10017, serves as Sub-Adviser to the JNL/JPMorgan MidCap Growth Fund and the JNL/JPMorgan U.S. Government & Quality Bond Fund.  JP Morgan is an indirect subsidiary of JPMorgan Chase & Co., a publicly-traded bank holding company.  JP Morgan and its affiliates offer a wide range of services to governmental, institutional, corporate and individual customers and act as investment adviser to individual and institutional customers.

Portfolio Manager Compensation Structure

JP Morgan’s portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JP Morgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JP Morgan or its affiliates (“Mandatory Investment Plan”). These elements reflect individual performance and the performance of JP Morgan’s business as a whole. Each portfolio manager’s performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JP Morgan’s compliance, risk and regulatory procedures. In evaluating each portfolio manager’s performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JP Morgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.

Deferred compensation granted as part of an employee’s annual incentive compensation comprises from 0% to 60% of a portfolio manager’s total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JP Morgan’s portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage.  The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock.   When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/JPMorgan Mid Cap Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Timothy Parton	8	2	9	0	0	0
	$13,509,920	$1,443,285	$556,326	$0	$0	$0
Felise Agranoff	3	0	2	0	0	0
	$3,340,196	$0	$27,546	$0	$0	$0

JNL/JPMorgan U.S. Government & Quality Bond Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael Sais	3	2	8	0	0	3
	$2,767,763	$60,606	$2,726,356	$0	$0	$0
Robert Manning	3	1	28	0	0	0
	$2,767,763	$25,254	$4,336,342	$0	$0	$0

Conflicts of Interest

The potential for conflicts of interest exists when portfolio managers manage Other Accounts with similar investment objectives and strategies as the Fund. Potential conflicts may include, for example, conflicts between investment strategies and conflicts in the allocation of investment opportunities.

Responsibility for managing JP Morgan’s and its affiliates clients’ portfolios is organized according to investment strategies within asset classes. Generally, client portfolios with similar strategies are managed by portfolio managers in the same portfolio management group using the same objectives, approach and philosophy. Underlying sectors or strategy allocations within a larger portfolio are likewise managed by portfolio managers who use the same approach and philosophy as similarly managed portfolios. Therefore, portfolio holdings, relative position sizes and industry and sector exposures tend to be similar across similar portfolios and strategies, which minimize the potential for conflicts of interest.

JP Morgan and/or its affiliates may receive more compensation with respect to certain Other Accounts than that received with respect to the Fund or may receive compensation based in part on the performance of certain Other Accounts. This may create a potential conflict of interest for JP Morgan and its affiliates or its portfolio managers by providing an incentive to favor these Other Accounts when, for example, placing securities transactions. In addition, JP Morgan or its affiliates could be viewed as having a conflict of interest to the extent that JP Morgan or an affiliate has a proprietary investment in Other Accounts, the portfolio managers have personal investments in Other Accounts or the Other Accounts are investment options in JP Morgan’s or its affiliate’s employee benefit plans. Potential conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of investment opportunities because of market factors or investment restrictions imposed upon JP Morgan and its affiliates by law, regulation, contract or internal policies. Allocations of aggregated trades, particularly trade orders that were only partially completed due to limited availability and allocation of investment opportunities generally, could raise a potential conflict of interest, as JP Morgan or its affiliates may have an incentive to allocate securities that are expected to increase in value to favored accounts. Initial public offerings, in particular, are frequently of very limited availability. JP Morgan and its affiliates may be perceived as causing accounts they manage to participate in an offering to increase JP Morgan’s or its affiliates’ overall allocation of securities in that offering.  A potential conflict of interest also may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by another account, or when a sale in one account lowers the sale price received in a sale by a second account. If JP Morgan or its affiliates manages accounts that engage in short sales of securities of the type in which the Fund invests, JP Morgan or its affiliates could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.

As an internal policy matter, JP Morgan may from time to time maintain certain overall investment limitations on the securities positions or positions in other financial instruments JP Morgan or its affiliates will take on behalf of its various clients due to, among other things, liquidity concerns and regulatory restrictions. Such policies may preclude an account from purchasing particular securities or financial instruments, even if such securities or financial instruments would otherwise meet the account’s objectives.

The goal of JP Morgan and its affiliates is to meet their fiduciary obligation with respect to all clients. JP Morgan and its affiliates have policies and procedures designed to manage conflicts. JP Morgan and its affiliates monitor a variety of areas, including compliance with fund guidelines, review of allocation decisions and compliance with JP Morgan’s Codes of Ethics and JPMorgan Chase & Co.’s Code of Conduct. With respect to the allocation of investment opportunities, JP Morgan and its affiliates also have certain policies designed to achieve fair and equitable allocation of investment opportunities among its clients over time. For example:

Orders for the same equity security traded through a single trading desk or system are aggregated on a continual basis throughout each trading day consistent with JP Morgan’s and its affiliates’ duty of best execution for its clients. If aggregated trades are fully executed, accounts participating in the trade will be allocated their pro rata share on an average price basis. Partially completed orders generally will be allocated among the participating accounts on a pro-rata average price basis, subject to certain limited exceptions. For example, accounts that would receive a de minimis allocation relative to their size may be excluded from the order. Another exception may occur when thin markets or price volatility require that an aggregated order be completed in multiple executions over several days. If partial completion of the order would result in an uneconomic allocation to an account due to fixed transaction or custody costs, JP Morgan or its affiliates may exclude small orders until 50% of the total order is completed. Then the small orders will be executed. Following this procedure, small orders will lag in the early execution of the order, but will be completed before completion of the total order.

Purchases of money market instruments and fixed income securities cannot always be allocated pro rata across the accounts with the same investment strategy and objective. However, JP Morgan and its affiliates attempt to mitigate any potential unfairness by basing non-pro rata allocations traded through a single trading desk or system upon an objective predetermined criteria for the selection of investments and a disciplined process for allocating securities with similar duration, credit quality and liquidity in the good faith judgment of JP Morgan or its affiliates so that fair and equitable allocation will occur over time.

Security Ownership of Portfolio Manager for the JNL/JPMorgan MidCap Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Timothy Parton	Felise Agranoff
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Manager for the JNL/JPMorgan U.S. Government & Quality Bond Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Michael Sais	Robert Manning
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

LMCG Investments, LLC

LMCG Investments, LLC (“LMCG”) located at 200 Clarendon Street, 28th Floor, Boston, MA 02116 serves as sub-adviser to the JNL Multi-Manager Small Cap Growth Fund.  LMCG is a board-managed limited liability company owned by its employees, Lee P. Munder, and Royal Bank of Canada (“RBC”).  LMCG operates independently of RBC, a publicly held Canadian bank that on November 2, 2015 acquired City National Corporation, LMCG’s former majority owner. As of December 31, 2015, LMCG had assets under management of approximately $7.1 billion.

Portfolio Manager Compensation Structure

Portfolio managers at LMCG are compensated through a combination of a competitive base salary and an incentive bonus. Bonuses are formula driven based on assets managed in the strategy, strategy revenues, and performance relative to peer groups. Incentive bonuses are not calculated on specific client or specific fund assets. LMCG’s incentive bonus compensation plans for investment teams are based on actual composite performance for the strategy relative to a benchmark. The benchmark used to measure performance is a peer group universe blending retail and institutional data. Particular attention is paid to the strategy performance ranking within the universe for a blended time period which generally includes one year, three years, five years (where applicable) and since inception performance.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Multi-Manager Small Cap Growth Fund
	Number of Other Accounts Managed and Assets ($ million) by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Andrew Morey, CFA	2	5	31	0	0	0
	$432.6M	$43.8M	$492.1M	$0	$0	$0

Conflicts of Interest

Potential conflicts of interest. LMCG’s portfolio managers are often responsible for managing one or more funds as well as other accounts, including proprietary accounts, separate accounts and other pooled investment vehicles. A portfolio manager may also manage a separate account or other pooled investment vehicle which may have materially higher fee arrangements than the Fund and may also have a performance-based fee. The side-by-side management of these funds may raise potential conflicts of interest relating to the allocation of investment opportunities and the aggregation and allocation of trades. LMCG has fiduciary responsibility to manage all client accounts in a fair and equitable manner. It seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. Similarly, trading in securities by LMCG personnel for their own accounts potentially could conflict with the interest of clients. LMCG has policies and procedures in place to detect, monitor and resolve these and other potential conflicts of interest that are inherent to its business as a registered investment adviser.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Andrew Morey, CFA
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Lazard Asset Management LLC

Lazard Asset Management LLC (“Lazard”), 30 Rockefeller Plaza, New York, New York 10112, serves as Sub-Adviser to the JNL/Lazard Emerging Markets Fund.  Lazard is a subsidiary of Lazard Frères & Co. LLC (Lazard Frères), a New York limited liability company, which provides its clients with a wide variety of investment banking, brokerage and related services.  Lazard and its affiliates provide investment management services to client discretionary accounts of both individuals and institutions.

Team Management and Model Portfolios. Portfolio managers at Lazard manage multiple accounts for a diverse client base, including private clients, institutions and investment funds.  Lazard manages all portfolios on a team basis.  The team is involved at all levels of the investment process.  This team approach allows for every portfolio manager to benefit from his/her peers, and for clients to receive the firm’s best thinking, not that of a single portfolio manager.  Lazard manages all like investment mandates against a model portfolio.  Specific client objectives, guidelines or limitations then are applied against the model, and any necessary adjustments are made.

Portfolio Manager Compensation Structure

Lazard’s portfolio managers are generally responsible for managing multiple types of accounts that may, or may not, have similar investment objectives, strategies, risks and fees to those managed on behalf of the Fund.  Portfolio managers responsible for managing the Fund may also manage sub-advised registered investment companies, collective investment trusts, unregistered funds and/or other pooled investment vehicles, separate accounts, separately managed account programs (often referred to as “wrap accounts”) and model portfolios.

Lazard compensates portfolio managers by a competitive salary and bonus structure, which is determined both quantitatively and qualitatively.

Salary and bonus are paid in cash, stock and restricted interests in funds managed by Lazard or its affiliates.  Portfolio managers are compensated on the performance of the aggregate group of portfolios managed by them rather than for a specific fund or account.  Various factors are considered in the determination of a portfolio manager’s compensation.  All of the portfolios managed by a portfolio manager are comprehensively evaluated to determine his or her positive and consistent performance contribution over time.  Further factors include the amount of assets in the portfolios as well as qualitative aspects that reinforce Lazard’s investment philosophy.

Total compensation is generally not fixed, but rather is based on the following factors: (i) leadership, teamwork and commitment, (ii) maintenance of current knowledge and opinions on companies owned in the portfolio; (iii) generation and development of new investment ideas, including the quality of security analysis and identification of appreciation catalysts; (iv) ability and willingness to develop and share ideas on a team basis; and (v) the performance results of the portfolios managed by the investment team of which the portfolio manager is a member.

Variable bonus is based on the portfolio manager’s quantitative performance as measured by his or her ability to make investment decisions that contribute to the pre-tax absolute and relative returns of the accounts managed by the teams of which the portfolio manager is a members, by comparison of each account to a predetermined benchmark (as set forth in the prospectus or other governing document) over the current fiscal year and the longer-term performance (3-, 5- or 10-year, if applicable) of such account, as well as performance of the account relative to peers.  In addition, the portfolio manager’s bonus can be influenced by subjective measurement of the manager’s ability to help others make investment decisions.  A portfolio manager’s variable bonus is awarded under a deferred compensation arrangement pursuant to which the portfolio manager may allocate certain amounts awarded among certain accounts in shares that vest in two to three years.

The chart below includes information regarding the members of the portfolio management team responsible for managing the Fund.  Specifically, it shows the number of other portfolios and assets (as of the most recent fiscal year end) managed by each team member, as well as the amount (within certain specified ranges) of money invested by each team member in shares of the Fund.  As noted in the chart, the portfolio managers managing the Fund may also individually be members of management teams that are responsible for managing Similar Accounts.  A significant proportion of these Similar Accounts may be within separately managed account programs, where the third party program sponsor is responsible for applying specific client objectives, guidelines and limitations against the model portfolio managed by the portfolio management team.  Regardless of the number of accounts, the portfolio management team still manages each account based on a model portfolio as described above.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Lazard Emerging Markets Fund
				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Rohit Chopra	Other Pooled Vehicles	16	$6,042,771,962	0	$0
	Other Accounts	76	$10,982,616,477	4	$2,454,336,982
	Reg Investment Companies	6	$10,742,023,301	0	$0

James Donald	Other Pooled Vehicles	18	$6,764,069,803	0	$0
	Other Accounts	157	$13,789,974,463	4	$2,454,336,982
	Reg Investment Companies	7	$13,736,423,198	1	$3,086,865,387

Monika Shrestha	Other Pooled Vehicles	16	$6,042,771,962	0	$0
	Other Accounts	76	$10,982,616,477	4	$2,454,336,982
	Reg Investment Companies	6	$10,742,023,301	0	$0

John Reinsberg	Other Pooled Vehicles	12	$1,726,534,177	0	$0
	Other Accounts	80	$13,382,342,634	2	$380,035,725
	Reg Investment Companies	9	$9,962,729,939$	0	$0

Jai Jacob	Other Pooled Vehicles	2	$42,360,419	0	$0
	Other Accounts	6	$1,850,176,013	0	$0
	Reg Investment Companies	7	$2,024,543,897	0	$0

Kevin O’Hare	Other Pooled Vehicles	5	$250,537,328	0	$0
	Other Accounts	11	$2,437,723,450	2	$1,869,094,201
	Reg Investment Companies	6	$1,176,698,643	0	$0

Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Stephen Marra	Other Pooled Vehicles	2	$42,360,419	0	$0
	Other Accounts	6	$1,850,176,013	0	$0
	Reg Investment Companies	7	$2,024,543,897	0	$0

JNL Multi-Manager Alternative Fund
				Performance Fee Accounts
Portfolio Manager	Category of Account	# of Accounts	AUM	# of Accounts	AUM
Sean Reynolds	Other Pooled Vehicles	7	$178,258,065	2	$52,014,850
	Other Accounts	1	$0	1	$0
	Reg Investment Companies	2	$117,261,178	0	$0

Frank Bianco, CFA	Other Pooled Vehicles	28	$984,358,337	11	$250,238,167
	Other Accounts	14	$232,982,505	8	$193,772,723
	Reg Investment Companies	11	$97,506,702	0	$0

Jean-Daniel Malan, CFA	Other Pooled Vehicles	7	$178,258,065	2	$52,014,850
	Other Accounts	1	$0	1	$0
	Reg Investment Companies	2	$117,261,178	0	$0

Conflicts of Interest

Material Conflicts Related to Management of Similar Accounts.  Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts with similar investment objectives and strategies as the Fund (“Similar Accounts”), Lazard has procedures in place that are designed to ensure that all accounts are treated fairly and that the Fund is not disadvantaged, including procedures regarding trade allocations and “conflicting trades” (e.g., long and short positions in the same security, as described below).  In addition, the Fund, as a registered investment company, is subject to different regulations than certain of the Similar Accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the Similar Accounts.

Potential conflicts of interest may arise because of Lazard’s management of the Fund and Similar Accounts.  For example, conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, as Lazard may be perceived as causing accounts it manages to participate in an offering to increase Lazard’s overall allocation of securities in that offering, or to increase Lazard’s ability to participate in future offerings by the same underwriter or issuer.  Allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as Lazard may have an incentive to allocate securities that are expected to increase in value to preferred accounts.  Initial public offerings, in particular, are frequently of very limited availability.  Additionally, portfolio managers may be perceived to have a conflict of interest because of the large number of Similar Accounts, in addition to the Fund, that they are managing on behalf of Lazard.  Although Lazard does not track each individual portfolio manager’s time dedicated to each account, Lazard periodically reviews each portfolio manager’s overall responsibilities to ensure that they are able to allocate the necessary time and resources to effectively manage the Fund.  In addition, Lazard could be viewed as having a conflict of interest to the extent that Lazard and/or portfolios managers have a materially larger investment in a Similar Account than their investment in the Fund.

A potential conflict of interest may be perceived to arise if transactions in one account closely follow related transactions in a different account, such as when a purchase increases the value of securities previously purchased by the other account, or when a sale in one account lowers the sale price received in a sale by a second account.  Lazard manages hedge funds that are subject to performance/incentive fees.  Certain hedge funds managed by Lazard may also be permitted to sell securities short.  When Lazard engages in short sales of securities of the type in which the Fund invests, Lazard could be seen as harming the performance of the Fund for the benefit of the account engaging in short sales if the short sales cause the market value of the securities to fall.  As described above, Lazard has procedures in place to address these conflicts.  Portfolio managers and portfolio management teams are generally not permitted to manage long-only assets alongside long/short assets, although may from time to time manage both hedge funds and long-only accounts, including open-end and closed-end registered investment companies.

Security Ownership of Portfolio Managers for the JNL/Lazard Emerging Markets Fund as of December 31, 2015

Security Ownership of Portfolio Managers	John R. Reinsberg	James M. Donald	Monika Shrestha	Rohit Chopra
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers	Jai Jacob	Kevin O’Hare	Stephen Marra
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Sean H. Reynolds	Frank Bianco, CFA	Jean-Daniel Malan, CFA
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Mellon Capital Management Corporation

Mellon Capital Management Corporation (“Mellon Capital”), located at 50 Fremont Street, Suite 3900, San Francisco, California 94105, serves as Sub-Adviser to the JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital Bond Index Fund, JNL/Mellon Capital European 30 Fund, JNL/Mellon Capital Pacific Rim 30 Fund, and JNL/Mellon Capital Utilities Sector Fund.  Mellon Capital also serves as co-Sub-Adviser to the JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, JNL/S&P Mid 3 Fund, and JNL/S&P International 5 Fund. Mellon Capital is a wholly-owned indirect subsidiary of The Bank of New York Mellon Corporation, a publicly traded financial holding company.

Portfolio Manager Compensation Structure

Passively Managed And Actively Managed Mutual Fund Portfolio Manager Compensation

The primary objectives of the Mellon Capital compensation plans are to:

•	Motivate and reward superior investment and business performance
•	Motivate and reward continued growth and profitability
•	Attract and retain high-performing individuals critical to the on-going success of Mellon Capital
•	Create an ownership mentality for all plan participants

Cash compensation is comprised primarily of a market-based base salary and variable incentives (cash and deferred). Base salary is determined by the employees’ experience and performance in the role, taking into account the ongoing compensation benchmark analyses. Base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs. Funding for the Mellon Capital Annual and Long Term Incentive Plan is through a pre-determined fixed percentage of overall Mellon Capital profitability. Therefore, all bonus awards are based initially on Mellon Capital’s financial performance. The performance period under which annual incentive opportunities are earned covers the January 1 through December 31st calendar year.  The compensation for each individual is evaluated on a total compensation basis, in which combined salaries and incentives are reviewed against competitive market data (benchmarks) for each position annually. Awards are 100% discretionary. Factors considered in awards include individual performance, team performance, investment performance of the associated portfolio(s) (including both short and long term returns) and qualitative behavioral factors. Other factors considered in determining the award are the asset size and revenue growth/retention of the products managed (if applicable). Awards are paid partially in cash with the balance deferred through the Long Term Incentive Plan.

Participants in the Long Term Incentive Plan have a high level of accountability and a large impact on the success of the business due to the position’s scope and overall responsibility. This plan provides for an annual award, payable in cash after a three-year cliff vesting period as well as a grant of BNY Mellon Restricted Stock for senior level roles.

Mellon Capital’s Portfolio Managers responsible for managing mutual funds are paid by Mellon Capital and not by the mutual funds. The same methodology described above is used to determine Portfolio Manager compensation with respect to the management of mutual funds and other accounts. Mutual fund Portfolio Managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain Portfolio Managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund Portfolio Managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under The Bank of New York Mellon Corporation Deferred Compensation Plan for Employees.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015

JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, JNL/Mellon Capital International Index Fund, JNL/Mellon Capital European 30 Fund , JNL/Mellon Capital Pacific Rim 30 Fund, JNL/Mellon Capital Emerging Markets Index Fund, JNL/Mellon Capital Utilities Sector Fund, JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P International 5 Fund, JNL/S&P Mid 3 Fund, JNL/S&P Intrinsic Value Fund and JNL/S&P Total Yield Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Brown	122	96	81	0	0	0
	$111,270M	$78,938M	$92,107M	$0	$0	$0

Thomas Durante	122	96	81	0	0	0
	$111,270M	$78,938M	$92,107M	$0	$0	$0
Karen Wong	122	96	81	0	0	0
	$111,270M	$78,938M	$92,107M	$0	$0	$0

JNL/Mellon Capital Bond Index Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Paul Benson	20	46	36	0	0	0
	$9,998M	$14,088M	$19,759M	$0	$0	$0
Nancy Rogers	20	46	36	0	0	0
	$9,998M	$14,088M	$19,759M	$0	$0	$0
Stephanie Shu	20	46	36	0	0	0
	$9,998M	$14,088M	$19,759M	$0	$0	$0
Gregg Lee	20	46	36	0	0	0
	$9,998M	$14,088M	$19,759M	$0	$0	$0

Conflicts of Interest

Mellon Capital manages numerous accounts with a variety of interests. This necessarily creates potential conflicts of interest for us. For example, we or an affiliate may cause multiple accounts to invest in the same investment. Such accounts may have conflicting interests and objectives in connection with such investment, including differing views on the operations or activities of the portfolio company, the targeted returns for the transaction, and the timeframe for and method of exiting the investment. Conflicts may also arise in cases where multiple Firm and/or affiliate client accounts are invested in different parts of an issuer’s capital structure. For example, one of our client accounts could acquire debt obligations of a company while an affiliate’s client account acquires an equity investment. In negotiating the terms and conditions of any such investments, we may find that the interests of the debt-holding client accounts and the equity-holding client accounts may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, debt holding accounts may be better served by a liquidation of an issuer in which it could be paid in full, while equity holding accounts might prefer a reorganization of the issuer that would have the potential to retain value for the equity holders. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be Firm client accounts. Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis. Any such discussions will factor in the interests of the relevant parties and applicable laws.

Mellon Capital has a fiduciary duty to manage all client accounts in a fair and equitable manner. To accomplish this, the Firm has adopted various policies and procedures including, but not limited to, policies relating to trading operations, best execution, trade order aggregation and allocation, short sales, cross-trading, code of conduct, personal securities trading, and purchases of securities from affiliated underwriters. These procedures are intended to help employees identify and mitigate potential side-by-side conflicts of interest such as those described above. We have also developed a conflicts matrix listing potential side-by-side conflicts, the compliance policies and procedures reasonably designed to mitigate such potential conflicts of interest, and the corresponding compliance testing program established with the goal of confirming the Firm’s adherence to such policies and procedures.

Security Ownership of Portfolio Managers for the JNL/Mellon Capital S&P 500 Index Fund, the JNL/Mellon Capital S&P 400 MidCap Index Fund, the JNL/Mellon Capital Small Cap Index Fund, the JNL/Mellon Capital International Index Fund, the JNL/Mellon Capital European 30 Fund, the JNL/Mellon Capital Pacific Rim 30 Fund, the JNL/Mellon Capital Emerging Markets Index Fund, the JNL/Mellon Capital Utilities Sector Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/S&P Competitive Advantage Fund, the JNL/S&P Dividend Income & Growth Fund, the JNL/S&P Intrinsic Value Fund, the JNL/S&P Total Yield Fund, the JNL/S&P Mid 3 Fund, and JNL/S&P International 5 Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Richard Brown	Thomas Durante	Karen Wong
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/Mellon Capital Bond Index Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Paul Benson	Nancy Rogers	Stephanie Shu	Gregg Lee
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Milliman Financial Risk Management LLC

Milliman Financial Risk Management LLC (“Milliman”), principal business address at 71 South Wacker Drive, Suite 3100, Chicago, IL, 60606, serves as sub-adviser to the JNL/MMRS Conservative Fund, the JNL/MMRS Growth Fund, and the JNL/MMRS Moderate Fund.  Milliman is a global leader in financial risk management to the retirement savings industry. Milliman FRM provides investment advisory, hedging, and consulting services on over $169 billion in assets.  Established in 1998, the practice includes over 150 professionals operating from three trading platforms around the world (Chicago, London, and Sydney).

Portfolio Manager Compensation Structure

Employees are paid a base compensation with a discretionary bonus based on performance. Milliman is primarily concerned with managing and reducing financial risk for our clients. Thus, performance bonuses are awarded based on how well portfolio managers and traders manage risk; bonuses are not awarded for taking excessive risks or chasing high returns.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Zachary Brown, CFA	4	0	0	0	0	0
	$5,713,545	$0	$0	$0	$0	$0
Jeff Greco, FRM	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0
Adam Schenck, CFA, FRM	30	3	0	0	0	0
	$19,019,900,603	$391,447,758	$0	$0	$0	$0

Conflicts of Interest

The involvement of Milliman and its affiliates in the management of, or their interest in, other accounts and other activities of Milliman may present conflicts of interest with respect to one or more funds for which Milliman is a sub-adviser or adviser or limit such funds’ investment activities.  Our parent company, Milliman, Inc., is among the world’s largest providers of actuarial and related products and services and offers specialized consulting services in employee benefits, healthcare, life insurance and financial services, property and casualty insurance and investments. Milliman provides services as an industry leader in financial risk management.  Our clients range from small, closely held insurance firms to large multinationals.   As such, Milliman acts as a research provider, investment manager, advisor and trader. In those and other capacities, Milliman advises clients in certain markets and transactions and may recommend or place for execution  certain investments, including securities, derivatives, commodities, currencies, credit default swaps, indices, baskets and other financial instruments and products for the accounts of its clients and has other direct and indirect interests in the global fixed income, currency, commodity, equity and other markets and the securities and issuers in which the certain funds directly and indirectly invest. Thus, it is likely that such funds may have multiple business relationships with and will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Milliman performs or seeks to perform services. Milliman acts as sub-adviser to certain of the funds. The fees earned by Milliman in this capacity are generally based on asset levels, the fees are not directly contingent on the Fund performance, and Milliman would still receive significant compensation from the Fund even if shareholders lose money. Milliman and its affiliates may advise accounts and funds which have investment objectives similar to those of the Funds and/or which engage in and compete for transactions in the same types of securities, currencies and instruments as the Funds. Milliman and its affiliates will not have any obligation to make available any information regarding their strategies, or the activities or strategies used for other accounts managed by them, for the benefit of the management of the Funds. The results of a Fund’s investment activities, therefore, may differ from those of Milliman, its affiliates, and other accounts managed by Milliman and it is possible that a Fund could sustain losses during periods in which Milliman and its affiliates and other accounts achieve significant profits on their trading for such accounts. In addition, the Funds may enter into transactions in which Milliman or its other clients have an adverse interest. For example, a Fund may take a long position in a security at the same time that other accounts managed by Milliman take a short position in the same security (or vice versa). These and other transactions undertaken by Milliman, its affiliates or its advised clients may, individually or in the aggregate, adversely impact the Funds. Transactions by one or more Milliman-advised clients may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Funds. A Fund’s activities may be limited because of regulatory restrictions applicable to Milliman and its affiliates, and/or their internal policies designed to comply with such restrictions. Milliman, its affiliates and others associated with it may create markets or specialize in, have positions in and effect transactions in, securities of issuers held by the Funds, and may also perform or seek to perform financial services for those issuers. Milliman and its affiliates may have business relationships with and purchase or distribute or sell services or products from or to, distributors, consultants and others who recommend the Fund or who engage in transactions with or for the Funds.

Milliman’s investment advisory activities may include recommendations to purchase or sell particular types or categories of securities or investment products.  It may also involve rendering advice with respect to particular securities or investment products.  Our employees may, with certain restrictions, generally purchase, sell or hold investments within these categories or within these particular securities or investment products as most are publicly traded. All Access Persons, as defined in SEC rules, are required to provide quarterly reports regarding any purchases or sales of reportable securities. These reports are reviewed by our compliance team.  In addition our employees may own, as part of their own personal portfolio holdings, investments in instruments or funds that Milliman also recommends to its clients as part of the client’s investment strategy.

Security Ownership of Portfolio Managers for the JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund, and JNL/MMRS Moderate Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Zachary Brown, CFA, FRM	Jeff Greco, FRM	Adam Schenck, CFA, FRM
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Inc. (“MSIM”), with principal offices at 522 Fifth Avenue, New York, New York, 10036, serves as Sub-Adviser to the JNL/Morgan Stanley Mid Cap Growth Fund.  MSIM conducts a worldwide portfolio management business and provides a broad range of portfolio management services to customers in the United States and abroad.  Morgan Stanley is the direct parent of MSIM.  Morgan Stanley is a preeminent global financial services firm engaged in securities trading and brokerage activities, as well as, providing investment banking, research and analysis, financing and financial advisory services.  As of December 31, 2015, MSIM, together with its affiliated asset management companies, had approximately $406 billion in assets under management or supervision.

Portfolio Manager Compensation Structure

Morgan Stanley’s compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as a deferred cash award under the Investment Management Alignment Plan (IMAP), as an equity-based award or as a deferred incentive compensation award under another Firm compensation plan. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Succession Committee (“CMDS”) of the Morgan Stanley Board of Directors.

Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.

Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.

Incentive compensation may include:

• Cash Bonus.

• Deferred Compensation:

•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants’ interests with the interests of the Advisor’s clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Deferred incentive awards granted under IMAP are notionally invested in referenced funds advised by the Adviser or its affiliates.  Portfolio managers must notionally invest at least 25% of their IMAP award in a combination of the designated funds managed by the PM that are included in the IMAP notional investment menu.

•
Deferred compensation awards are typically subject to vesting over a multi-year period and are cancellable in the event the employee terminates employment prior to the vesting date (other than for reasons of death, disability, retirement and involuntary termination not involving a cancellation event).  Prior to distribution, deferred compensation awards are also subject to cancellation and clawback in the event the employee engages in certain proscribed behavior, including, without limitation, if the employee engages in “cause” (i.e., any act or omission that constitutes a breach of obligation to the Firm, including failure to comply with internal compliance, ethics or risk management standards and failure or refusal to perform duties satisfactorily, including supervisory and management duties) and if the employee takes any action, or fails to take any action (including with respect to direct supervisory responsibilities) where such action or omissions: causes a restatement of the Firm’s consolidated financial results; constitutes a violation of the Firm’s Global Risk Management Principles, Policies and Standards; or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eligibility for, and the amount of any, incentive compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:

•	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
•	Revenue and profitability of the Firm
•	Return on equity and risk factors of both the business units and Morgan Stanley
•	Assets managed by the portfolio manager
•	External market conditions
•	New business development and business sustainability
•	Contribution to client objectives
•	Team, product and/or Investment Management performance \
•	Individual contribution and performance

The Firm has a Global Incentive Compensation Discretion Policy, approved by the CMDS. This policy sets forth standards for the appropriate exercise of managerial discretion in determining the level of incentive compensation to be awarded to an employee. This policy specifically provides that all managers must consider whether an employee managed risk appropriately and effectively managed and supervised the risk control practices of his or her employee reports during the performance year. For the Firm’s material risk takers, managers are required to document their decision making process for discretionary compensation. Managers are trained on these requirements annually and are required to certify compliance with the applicable requirements. The Policy is reviewed at least annually, and updated as needed.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Dennis P. Lynch	25	6	13	0	11	2
	$15,465,112,546	$7,172,184,276	$2,433,035,971	$0	$1,640,337,034	$792,698,936
David S. Cohen	25	6	13	0	11	2
	$15,465,112,546	$7,172,184,276	$2,433,035,971	$0	$1,640,337,034	$792,698,936
Sam G. Chainani	25	6	13	0	11	2
	$15,465,112,546	$7,172,184,276	$2,433,035,971	$0	$1,640,337,034	$792,698,936
Alexander T. Norton	25	6	13	0	11	2
	$15,465,112,546	$7,172,184,276	$2,433,035,971	$0	$1,640,337,034	$792,698,936
Jason C. Yeung	25	6	13	0	11	2
	$15,465,112,546	$7,172,184,276	$2,433,035,971	$0	$1,640,337,034	$792,698,936
Amistead B. Nash	25	6	13	0	11	2
	$15,465,112,546	$7,172,184,276	$2,433,035,971	$0	$1,640,337,034	$792,698,936

Conflicts of Interest

Because the portfolio managers may manage assets for other investment companies, pooled investment vehicles, and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio managers may have an incentive to favor the higher and/or performance-based fee accounts over the Fund. In addition, a conflict of interest could exist to the extent the Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Sub-Adviser’s employee benefits and/or deferred compensation plans. The portfolio manager may have an incentive to favor these accounts over others. If the Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall. The Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

Security Ownership of Portfolio Managers for the JNL/Morgan Stanley Mid Cap Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Dennis P. Lynch	David S. Cohen	Sam G. Chainani	Alexander T. Norton	Jason C. Yeung	Armistead B. Nash
None	X	X	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Neuberger Berman Fixed Income LLC

Neuberger Berman Fixed Income LLC (“NBFI”), 190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603, serves as Sub-Adviser to the JNL/Neuberger Berman Strategic Income Fund.  NBFI is responsible for choosing the Fund’s investments and handling its day-to-day business.  Together, Neuberger Berman affiliates manage approximately $240 billion in total assets as of December 31, 2015 and continue an asset management history that began in 1939.

Portfolio Manager Compensation Structure

As a firm, Neuberger Berman believes that providing its employees with appropriate incentives, a positive work environment and an inclusive and collaborative culture is critical to the firm’s success in retaining employees.

The terms of Neuberger Berman’s long-term retention incentives are as follows:

•             Employee-Owned Equity.  An integral part of Neuberger Berman’s management buyout in 2009 was the implementation of an equity ownership structure which embodies the importance of incentivizing and retaining key investment professionals.  Investment professionals have received a majority of the equity units owned by all employees. These units were subject to vesting (generally 25% vested each year at the 2nd, 3rd, 4th and 5th anniversaries of the grant).

In addition, in prior years certain employees may have elected to have a portion of their compensation delivered in the form of equity, which, in certain instances, is vested upon issuance and in other instances vesting aligns with the vesting of the Contingent Compensation Program (vesting over 3 years). For 2017 (and in some cases 2016), the Contingent Compensation Program will allow eligible employees to elect to receive 50% of deferred compensation in the form of vested equity. Eligible employees who have represented that they have sufficient direct investments in Neuberger Berman strategies in their private accounts (typically, 50% of their average three year-year compensation) can elect to receive up to 100% of deferred compensation in the form of vested equity.

Further, employees may have purchased vested equity through a Capital Units Election Program offering – we anticipate a similar offering in the first quarter of 2016 through which eligible employees will be able to purchase equity, subject to allocation capacity and program terms and conditions.

In implementing these programs, Neuberger Berman has established additional ways to expand employee-owned equity while also insuring that it continues to align the interests of employees with the interests of clients.

For confidentiality and privacy reasons, Neuberger Berman cannot disclose individual equity holdings or program participation.

•             Contingent Compensation.  Neuberger Berman established the Neuberger Berman Group Contingent Compensation Plan (the “CCP”) to serve as a means to further align the interests of employees with the success of the firm and the interests of clients, and to reward continued employment.   Under the CCP, a percentage of a participant’s total compensation is contingent and tied to the performance of a portfolio of Neuberger Berman investment strategies as specified by the firm on an employee-by-employee basis.  By having a participant’s contingent compensation tied to Neuberger Berman investment strategies, each employee is given further incentive to operate as a prudent risk manager and to collaborate with colleagues to maximize performance across all business areas.  In the case of Portfolio Managers, the CCP is currently structured so that such employees have exposure to the investment strategies of their respective teams as well as the broader Neuberger Berman portfolio.  In addition, certain CCP Participants may make an election to receive a portion of their contingent compensation in the form of equity, subject to vesting provisions and other provisions generally consistent with those of the traditional CCP. Subject to satisfaction of certain conditions of the CCP (including conditions relating to continued employment), contingent compensation amounts vest over three years.  Neuberger Berman determines annually which employees participate in the program based on total compensation for the applicable year.

•             Restrictive Covenants.  Most investment professionals, including Portfolio Fund Managers, are subject to notice periods and restrictive covenants which include employee and client non-solicit restrictions as well as restrictions on the use of confidential information. In addition, depending on participation levels, certain senior professionals who have received equity grants have also agreed to additional notice and transition periods and, in some cases, non-compete restrictions.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Thanos Bardas	6	11	47	0	0	3
	$4,566	$1,819	$16,221	$0	$0	$917
David M. Brown	6	27	65	0	1	0
	$4,825	$6,240	$24,384	$0	$82	$0
Andrew A. Johnson	8	20	255	0	1	3
	$4,933	$5,093	$29,812	$0	$82	$917
Bradley C. Tank	4	3	2	0	0	2
	$2,570	$242	$1,101	$0	$0	$1,101
Thomas J. Marthaler	8	11	53	0	0	0
	$4,933	$3,306	$22,794	$0	$0	$0

Conflicts of Interest

NBFI’s portfolio managers are often responsible for managing multiple accounts (including proprietary accounts), which may include separately managed advisory accounts (managed on behalf of institutions such as pension and other retirement plans, corporations, insurance companies, foundations, endowments, trusts, and individuals), mutual funds, various pooled investment vehicles and wrap fee programs. Actual or potential conflicts of interest may arise between a portfolio manager’s management of the investments in the Fund and the management of other accounts. As a result, NBFI and its affiliates have adopted policies and procedures designed to mitigate and manage these conflicts.

Accounts other than the Fund may or may not have similar investment objectives and strategies, benchmarks and time horizons as the Fund. Generally, portfolios in a particular product strategy with similar strategies and objectives are managed similarly. However, portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may take actions on behalf of the Fund that may differ from the timing or nature of action taken with respect to other accounts. For instance, portfolio managers may purchase or sell certain securities for one account and not another. Securities purchased in one account may perform better than the securities purchased in another. Similarly, the sale of securities from one account may cause that account to perform better than others if the value of those securities still held in the other accounts decline. Furthermore, a portfolio manager managing more than one account could take positions in certain accounts that appear inconsistent. A portfolio manager may take a short position in a security that may be held long in another account he manages. For instance, where a portfolio manager wants to take a short position in an account that prohibits shorting, a similar effect may be accomplished by holding the security long but underweighting its position relative to a benchmark. Additional reasons for such portfolio positionings may include, but are not limited to, suitability, capital structure arbitrage, model driven trading, hedging, and client direction. NBFI has policies and procedures in place that seek to manage and monitor this conflict.

Neuberger Berman has implemented policies and procedures (“MNPI Procedures”) that are reasonably designed to prevent the misuse by Neuberger Berman and its personnel of material information regarding issuers of securities that has not been publicly disseminated (“material nonpublic information”). In general, under the MNPI Procedures and applicable law, when Neuberger Berman is in possession of material non‐public information related to a publicly‐traded security or the issuer of such security, whether acquired unintentionally or otherwise, neither Neuberger Berman nor its personnel are permitted to render investment advice as to, or otherwise trade or recommend a trade in, the securities of such issuer until such time as the information that Neuberger Berman has is no longer deemed to be material non‐public information.

In the ordinary course of operations, certain businesses within Neuberger Berman may seek access to material non‐public information. For instance, the loan and distressed debt businesses within NBFI may utilize material non‐public information in purchasing loans and other debt instruments. The MNPI Procedures address the process by which material non‐public information may be acquired intentionally by Neuberger Berman. When considering whether to acquire material non‐public information, Neuberger Berman will attempt to balance the interests of all clients, taking into consideration relevant factors. The intentional acquisition of material non‐public information may give rise to a potential conflict of interest since NBFI may be prohibited from rendering investment advice to clients regarding the public securities of such issuer and thereby potentially limiting the universe of public securities that NBFI may purchase or potentially limiting the ability of NBFI to sell such securities.

Potential conflicts of interest may also arise when aggregating and/or allocating trades. NBFI will frequently aggregate trades (both buys and sells) for a client with other NBFI clients when it is determined that such aggregation should result in a more favorable trade execution for such client. NBFI has also adopted trade allocation policies and procedures that seek to treat all clients fairly and equitably when there is a limited investment opportunity that may be suitable for more than one portfolio. NBFI’s trade allocation procedures seek to ensure that no client is favored over another. However, there are numerous factors that might affect whether a particular account participates in a trade allocation or be allocated a different amount than other accounts. Such factors include, but are not limited to, client guidelines, suitability, cash flows, strategy or product specific considerations, issuer or sector exposure considerations and de minimis allocations.

The fees charged to advisory clients by NBFI may differ depending upon a number of factors, including but not limited to, the particular strategy, the size of the portfolio being managed and the investment vehicle. In addition, certain accounts are subject to performance based fees. These differences may give rise to a potential conflict that a portfolio manager may favor the higher fee-paying account over others. To address this conflict, NBFI, as discussed above, has adopted allocation policies that are intended to fairly allocate investment opportunities among client accounts.

Security Ownership of Portfolio Managers for the JNL/Neuberger Berman Strategic Income Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Thanos Bardas	David M. Brown	Andrew A. Johnson	Bradley C. Tank	Thomas J. Marthaler
None	X	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

OppenheimerFunds, Inc.

OppenheimerFunds, Inc. (“Oppenheimer”), located at 225 Liberty Street, New York, New York 10281-1008, serves as Sub-Adviser to the JNL/Oppenheimer Global Growth Fund.  Oppenheimer and its subsidiaries and controlled affiliates, managed more than $216.8 billion in assets as of December 31, 2015.  Oppenheimer is wholly-owned by Oppenheimer Acquisition Corp., a holding company controlled by Massachusetts Mutual Life Insurance Company.

Portfolio Manager Compensation Structure

Compensation of Portfolio Managers. Portfolio managers are employed and compensated by the Sub-Adviser or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager’s compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager’s responsibilities managing different funds or accounts.

Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.

The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.

The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one-, three- and five-year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.

The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.
Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser’s holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive between 20% and 50% of their annual long-term award component in the form of a deferred cash award indexed to the portfolio(s) and fund(s) managed. These awards settle in cash at the end of a three-year vesting period. Through this long-term award component, the interests of the portfolio managers are further aligned with those of fund shareholders.

The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager’s compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.

The peer group category for Mr. Bhaman with respect to the JNL/Oppenheimer Global Growth Fund is Morningstar World Stock.  The peer group category for Mr. Leverenz and Ms. Heikenfeld with respect to the JNL/Oppenheimer Emerging Markets Innovator Fund is Morningstar Diversified Emerging Markets.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Oppenheimer Global Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Rajeev Bhaman	8	2	1	0	0	0
	$16.4B	$338.3M	$125.67M	0	0	0

JNL/Oppenheimer Emerging Markets Innovator Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Justin Levernez, CFA	9	3	3	0	0	0
	$31.5B	$2.8B	$229.7M	0	0	0
Heidi Heikenfeld, CFA	1	0	0	0	0	0
	$207.38M	0	0	0	0	0

Conflicts of Interest

As indicated above, a portfolio manager may also manage other funds and accounts. At different times, a portfolio manager may manage other funds or accounts with investment objectives and strategies similar to, or different from, those of the Fund. At times, those responsibilities could potentially conflict with the interests of the Fund. That may occur whether the investment objectives and strategies of the other funds and accounts are the same as, or different from, the Fund’s investment objectives and strategies. For example, a portfolio manager may need to allocate investment opportunities between the Fund and another fund or account having similar objectives or strategies, or may need to execute transactions for another fund or account that could have a negative impact on the value of securities held by the Fund. Not all funds and accounts advised by the Sub-Adviser have the same management fee. If the management fee structure of another fund or account is more advantageous to the Sub-Adviser than the fee structure of the Fund, the Sub-Adviser could have an incentive to favor the other fund or account. However, the Sub-Adviser’s compliance procedures and Code of Ethics recognize the Sub-Adviser’s obligation to treat all of its clients, including the Fund, fairly and equitably, and are designed to preclude a portfolio manager from favoring one client over another. It is possible, of course, that those compliance procedures and the Code of Ethics may not always be adequate to do so.

Security Ownership of Portfolio Manager for the JNL/Oppenheimer Global Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Rajeev Bhaman
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Manager for the JNL/Oppenheimer Emerging Markets Innovator Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Justin Leverenz, CFA	Heidi Heikenfeld, CFA
None	X	X
$1-$10,000
5
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

PPM America, Inc.

PPM America, Inc. (“PPM”), which is located at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, serves as Sub-Adviser to the JNL/PPM America Floating Rate Income Fund, JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, JNL/PPM America Value Equity Fund, JNL/PPM America High Yield Bond Fund, and JNL/PPM America Total Return Fund.  PPM, an affiliate of the Adviser, is an indirect wholly owned subsidiary of Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial Inc., a company whose principal place of business is in the United States of America.

Portfolio Manager Compensation Structure

PPM considers compensation critical to the retention of high quality investment professionals. PPM’s policy is to reward professional staff according to competitive industry scales, quality of work product and performance.  This is accomplished through three primary compensation elements:  Fixed base salary, subject to annual merit increases, discretionary bonus, and PPM’s long-term incentive program (“LTIP”).  Base salary and discretionary bonus targets are evaluated for each professional annually based on tenure, individual performance, and market factors during that time period.  Annual discretionary bonus paid to investment professionals is based primarily on the results they achieve for the accounts relevant to their efforts.  While investment results are a primary consideration, it is not the sole criteria upon which a bonus is rewarded.  Other considerations include firm-wide performance results in order to encourage cross-team collaboration. With respect to the most tenured senior portfolio managers on the PPM Equity Team, a small portion of annual bonus is deferred for a three-year period.  The deferred portion is forfeited if the portfolio manager leaves for other investment related employment before the end of the deferral period.  The PPM LTIP program is based on the overall achievement of PPM and its other U.S. affiliates’ business plan over a three-year period and has a three-year cliff vesting schedule.  Payments under the plan are made in Prudential plc ADRs. Prior to 2013, the PPM LTIP program was based upon the overall performance of the operations of PPM and other U.S. based affiliates, had a four-year vesting schedule, and payments under the plan are made in cash. Remaining LTIPs under this plan were issued in 2012, vested on December 31, 2015, and payments under this plan are scheduled to be made in 2016. The mix of base, discretionary bonus, and LTIP varies by level, with more senior employees having a greater percentage of their pay at risk through discretionary bonus and LTIP.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following tables reflect information as of December 31, 2015:

JNL/PPM America Mid Cap Value Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Brody	2	4	7	0	0	4
	$544,504724.35	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Michael P. MacKinnon	2	4	7	0	0	4
	$544,504,724.35	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Kevin McCloskey	2	4	7	0	0	4
	$544,504,724.35	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Jeffrey Moran	2	4	7	0	0	4
	$544,504,724.35	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Naveen Bobba	2	4	7	0	0	4
	$544,504,724.35	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88

JNL/PPM America Small Cap Value Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Brody	2	4	7	0	0	4
	$506,945,092.60	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Michael P. MacKinnon	2	4	7	0	0	4
	$506,945,092.60	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Kevin McCloskey	2	4	7	0	0	4
	$506,945,092.60	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Jeffrey Moran	2	4	7	0	0	4
	$506,945,092.60	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Naveen Bobba	2	4	7	0	0	4
	$506,945,092.60	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88

JNL/PPM America Value Equity Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Richard Brody	2	4	7	0	0	4
	$725,984,115.13	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Michael P. MacKinnon	2	4	7	0	0	4
	$725,984,115.13	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Kevin McCloskey	2	4	7	0	0	4
	$725,984,115.13	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Jeffrey Moran	2	4	7	0	0	4
	$725,984,115.13	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88
Naveen Bobba	2	4	7	0	0	4
	$725,984,115.13	$3,306,603,329.99	$7,378,986,458.15	$0	$0	$6,611,074,002.88

JNL/PPM America High Yield Bond Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Anthony Balestrieri	5	1	7	0	0	3
	$3,684,951,355.13	$139,590,124.41	$17,039,878,815.26	$0	$0	$10,135,336,667.49
Scott Richards	1	2	0	0	0	0
	$1,517,704,343.31	$2,123,419,266.62	$0	$0	$0	$0

JNL/PPM America Floating Rate Income Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
John Walding	0	3	1	0	1	0
	$0	$368,093,711.66	$28,736,356.77	$0	$191,151,959.39	$0
David Wagner	0	3	1	0	1	0
	$0	$368,093,711.66	$28,736,356.77	$0	$191,151,959.39	$0
Christopher Kappas	0	3	1	0	1	0
	$0	$368,093,711.66	$28,736,356.77	$0	$191,151,959.39	$0
Anthony Balestrieri	5	1	7	0	0	3
	$4,541,247,355.10	$139,590,124.41	$17,039,878,815.26	$0	$0	$10,135,336,667.49
Scott Richards	1	2	0	0	0	0
	$2,374,000,343.27	$2,123,419,266.62	$0	$0	$0	$0

JNL/PPM America Total Return Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Michael T. Kennedy	2	1	0	0	0	0
	$404,470,428.65	$139,590,124.41	$0	$0	$0	$0
Anthony Balestrieri	5	1	7	0	0	3
	$5,014,014,032.25	$139,590,124.41	$17,039,878,815.26	$0	$0	$10,135,336,667.49

Conflicts of Interest

PPM is not aware of any material conflicts of interest that may arise in connection with its management of the Fund’s investments and the investments of its other accounts.

The management of multiple funds and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by the PPM Equity Team are managed using the same or substantially similar investment strategies that are used in connection with the management of the Funds.  Similarly, other accounts managed by Mr. Balestrieri and Mr. Richards are managed using the same or substantially similar investment strategies that are used in connection with the management of the PPM Funds.  Most other accounts managed by the PPM Bank Loan Team are also managed using similar investment strategies that are used in connection with the management of the Fund managed by such team.  Accordingly, portfolio holdings, relative position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. However, securities selected for similarly managed funds or accounts other than one of the Funds may outperform the securities selected for the respective JNL/PPM America Fund.  Conflicts of interest may arise with both the aggregation and allocation of securities transactions and allocation of limited investment opportunities, and allocations of bunched trades, particularly trade orders that were only partially filled due to limited availability, and allocation of investment opportunities generally, could raise a potential conflict of interest, as PPM may have an incentive to allocate securities that are expected to increase in value to preferred accounts, including those of clients affiliated with PPM.  Also, each Fund, as a registered investment company, is subject to different regulations than certain of the accounts managed by PPM, and, consequently, there may be differences in the allowable investments and investment techniques between accounts of clients managed by PPM. In addition, certain accounts are subject to performance based fees which may give rise to a potential conflict that a portfolio manager may favor such accounts. Further, the majority of accounts managed by PPM represent assets of, or accounts sponsored by, its affiliates.  Conflicts may also arise in cases where client and/or affiliate client accounts are invested in different parts of an issuer’s capital structure.  PPM seeks to manage such potential conflicts through the adoption of a variety of policies and procedures, including procedures intended to provide a fair allocation of buy and sell opportunities among the Funds and other accounts.

Also, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest, including conflicts of interest related to the knowledge and timing and potential market impact of trades placed on behalf of clients, as well as current or potential investment opportunities under consideration. While the Fund and PPM have adopted a variety of procedures, including a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

As noted above, PPM and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Security Ownership of Portfolio Managers for the JNL/PPM America Mid Cap Value Fund, JNL/PPM America Small Cap Value Fund, and JNL/PPM America Value Equity Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Richard Brody	Kevin McCloskey	Michael P. MacKinnon	Jeffrey Moran	Naveen Bobba
None	X	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/PPM America High Yield Bond Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Anthony Balestrieri	Scott Richards
None	X
$1-$10,000		X
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/PPM America Floating Rate Income Fund as of December 31, 2015

Security Ownership of Portfolio Managers	John Walding	David Wagner	Christopher Kappas	Anthony Balestrieri
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/PPM America Total Return Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Michael T. Kennedy	Anthony Balestrieri
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Pacific Investment Management Company LLC (“PIMCO”)

PIMCO, located at 840 Newport Center Drive, Newport Beach, California 92660 serves as Sub-Adviser to the JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund.  PIMCO is an investment management firm founded in 1971.  PIMCO is a majority-owned subsidiary of Allianz Asset Management with minority interests held by certain of its current and former officers, by Allianz Asset of America LLC, and PIMCO Partners, LLC, a California limited liability company. PIMCO Partners, LLC is owned by certain current and former officers of PIMCO. Through various holding company structures, Allianz Asset Management is majority owned by Allianz SE.

Portfolio Manager Compensation

PIMCO has adopted a Total Compensation Plan for its professional level employees, including its portfolio managers, that is designed to pay competitive compensation and reward performance, integrity and teamwork consistent with the firm’s mission statement. The Total Compensation Plan includes an incentive component that rewards high performance standards, work ethic and consistent individual and team contributions to the firm. The compensation of portfolio managers consists of a base salary and discretionary performance bonuses, and may include an equity or long term incentive component.

Certain employees of PIMCO, including portfolio managers, may elect to defer compensation through PIMCO’s deferred compensation plan. PIMCO also offers its employees a non-contributory defined contribution plan through which PIMCO makes a contribution based on the employee’s compensation. PIMCO’s contribution rate increases at a specified compensation level, which is a level that would include portfolio managers.

Key Principles on Compensation Philosophy include:
•	PIMCO’s pay practices are designed to attract and retain high performers.
•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy.
•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation.
•	PIMCO’s “Discern and Differentiate” discipline is exercised where individual performance rating is used for guidance as it relates to total compensation levels.

The Total Compensation Plan consists of three components:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward individual performance. Each professional and his or her supervisor will agree upon performance objectives to serve as a basis for performance evaluation during the year. The objectives will outline individual goals according to pre-established measures of the group or department success. Achievement against these goals as measured by the employee and supervisor will be an important, but not exclusive, element of the bonus decision process. Award amounts are determined at the discretion of the Compensation Committee (and/or certain senior portfolio managers, as appropriate) and will also consider firm performance.

Long-term Incentive Compensation - PIMCO has a Long-Term Incentive Plan (LTIP) which is awarded to key professionals.  Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and long-term incentive awards.  PIMCO incorporates a progressive allocation of long-term incentive awards as a percentage of total compensation, which is in line with market practices. The LTIP provides participants with cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long-term commitment to PIMCO’s success. Participation in LTIP is contingent upon continued employment at PIMCO.

Equity Compensation – Equity allows key professionals to participate in the long-term growth of the firm. The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

In addition, the following non-exclusive list of qualitative criteria may be considered when specifically determining the total compensation for portfolio managers:

•
3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax investment performance as judged against the applicable benchmarks for each account managed by a portfolio manager (including the Funds) and relative to applicable industry peer groups;

•	Appropriate risk positioning that is consistent with PIMCO’s investment philosophy and the Investment Committee/CIO approach to the generation of alpha;
•	Amount and nature of assets managed by the portfolio manager;
•	Consistency of investment performance across portfolios of similar mandate and guidelines (reward low dispersion);
•	Generation and contribution of investment ideas in the context of PIMCO’s secular and cyclical forums, portfolio strategy meetings, Investment Committee meetings, and on a day-to-day basis;
•	Absence of defaults and price defaults for issues in the portfolios managed by the portfolio manager;
•	Contributions to asset retention, gathering and client satisfaction;
•	Contributions to mentoring, coaching and/or supervising; and
•	Personal growth and skills added.

A portfolio manager’s compensation is not based directly on the performance of any Fund or any other account managed by that portfolio manager.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing

Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/PIMCO Real Return Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mihir P. Worah	41	38	61	0	1	9
(in millions)	$155,142.77	$20,516.74	$28,907.13	$0	$102.13$	$2,683.53$
Jeremie Banet	18	4	3	0	1	1
(in millions)	$27,671.03	$400.63	$1,283.33	$0	$52.00	$71.58

JNL/PIMCO Total Return Bond Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark R. Kiesel	21	61	136		10	17
(in millions)	$153,345.210	$58,244.79	$68,832.20	$0	$7,425.86	$6,272.12
Scott A. Mather	24	23	19		1	3
(in millions)	$139,764.59	$13,762.25	$11,838.52	$0	$102.13	$2,683.53
Mihir P. Worah	43	38	61		1	9
(in millions)	$161,070.40	$20,516.74	$28,907.13	$0	$102.13	$2,683.53

Conflicts of Interest

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Funds, track the same index a Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Funds. The other accounts might also have different investment objectives or strategies than the Funds.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Funds or other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Funds or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Funds or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of a Fund. Because of their positions with the Funds, the portfolio managers know the size, timing and possible market impact of a Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of a Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both a Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or one or more Funds or other accounts may result in certain Funds not receiving securities that may otherwise be appropriate for them. Similarly, there may be limited opportunity to sell an investment held by a Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Funds and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting a Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting a Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for a Fund. Moreover, a Fund or other account managed by PIMCO may invest in a transaction in which one or more other Funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such Funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between a Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of a Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the advisory fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to a Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Funds and such other accounts on a fair and equitable basis over time.

Security Ownership of Portfolio Manager for the JNL/PIMCO Real Return Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Mihir Worah	Jeremie Banet
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Manager for the JNL/PIMCO Total Return Bond Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Mark R. Kiesel	Scott A. Mather	Mihir P. Worah
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

RS Investment Management Co. LLC

RS Investment Management Co. LLC (“RSIM”) located at One Bush Street, Suite 900, San Francisco, CA 94104 serves as sub-adviser to the JNL Multi-Manager Small Cap Growth Fund.  Guardian Investor Services LLC owns a majority of the outstanding interests in RS Investments.

Portfolio Manager Compensation Structure

RS Investments’ investment professionals receive cash compensation that is a combination of salary and bonus.

RS Investments’ investment professionals are organized in teams. In most cases, an individual is a member of one team, but in some cases an individual contributes to multiple teams. For the purposes of compensation, the firm has five operating investment teams: Value, Growth, International Developed, Emerging Markets, and Solutions.

Individual salary levels are set by the team leader(s) or the team as a whole in consultation with the Chief Executive Officer, taking into account current industry norms and market data.

Bonuses are set taking into account both individual contribution and team contributions. Aggregated team-wide bonus totals are determined by the RS Investments Executive Committee. An individual investment professional’s bonus is determined by the team leader(s) or the team as a whole and the Chief Executive Officer with approval by the Executive Committee based on number of factors, including:

●	The individual’s contribution to investment performance and consistency of performance over one-, three-, and five year periods as described above;
●	Qualitative assessment of an individual’s contributions (distinct from Fund and account performance); and
●	Experience in the industry and in the specific role in which the individual operates.

The factors set forth above may be weighted in different ways for different groups based on the nature of the investment strategies run by each team.

In addition, RS Investments’ investment professionals typically benefit from the opportunity to hold ownership interests (or options to purchase ownership interests) in the firm. To the extent an individual holds an ownership interest, he or she participates in overall firm profits.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL Multi-Manager Small Cap Growth Fund
Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Stephen J. Bishop	12	$5.54	0	$0	8	$0.45
Melissa Chadwick-Dunn	11	$5.39	0	$0	8	$0.45
Christopher W. Clark, CFA	11	$5.39	0	$0	8	$0.45
D. Scott Tracy, CFA	11	$5.39	0	$0	8	$0.45

Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager which have a performance based fee:
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Stephen J. Bishop	0	$0	0	$0	2	$0.01
Melissa Chadwick-Dunn	0	$0	0	$0	2	$0.01
Christopher W. Clark, CFA	0	$0	0	$0	2	$0.01
D. Scott Tracy, CFA	0	$0	0	$0	2	$0.01

Conflicts of Interest

Whenever a portfolio manager of a Fund manages other accounts, potential conflicts of interest exist, including potential conflicts between the investment strategy of the Fund and the investment strategies of the other accounts and potential conflicts in the allocation of time spent managing any one account and of investment opportunities between the Fund and such other accounts. RS Investments and its related persons, for themselves or their clients, may take a conflicting position in a security in which RS Investments has invested client assets. For example, RS Investments and its related persons, on behalf of themselves or their clients, may sell a security that a client of RS Investments continues to hold, or may buy a security that RS Investments has sold for a client.

RS Investments is not obligated to acquire for any account any security that RS Investments and its related persons may acquire for their own accounts or for the account of any other client. In addition, RS Investments may give advice and take action with respect to any of its clients that differs from or conflicts with advice given, or the timing or nature of action taken, with respect to any other client. For example, RS Investments may take actions for one client that differ from the actions it takes for another client because of differences in the clients’ objectives, interests, and timeframe for investment. As a result, RS Investments may, in its discretion, cause one account that it manages to hold a security after RS Investments has caused another similarly managed account to sell the same security; or RS Investments may, in its discretion, cause one account that it manages to buy a security before RS Investments causes another similarly managed account to buy the same security. In either case, the difference in the time of sale or purchase may result in less favorable investment performance for one of the accounts. Actions taken by RS Investments for one client may disadvantage another client.

RS Investments seeks to identify potential conflicts of interest resulting from a portfolio manager’s management of both the Fund and other accounts, and has adopted policies and procedures, including a Code of Ethics, designed to address such conflicts. RS Investments and each of the portfolio managers attempt to resolve any conflicts in a manner that is generally fair in the specific case or over time to all of their clients. RS Investments may give advice and take action with respect to any of its clients that may differ from advice given or the timing or nature of action taken with respect to any particular account so long as it is RS Investments’ policy, to the extent practicable, to allocate investment opportunities over time on a fair and equitable basis relative to other accounts. It is RS Investments’ policy that, when the amount of securities of a particular issuer available to RS Investments’ client accounts in an initial public offering is insufficient to meet the requirements of each account that will purchase securities in the IPO, RS Investments generally will allocate those securities among those accounts based on the size of each account as of the close of business on the preceding day. It is also RS Investments’ policy that it may aggregate sale and purchase orders of securities for accounts with similar orders being made simultaneously for other clients if, in RS Investments’ reasonable judgment, such aggregation is reasonably likely to result generally in reduced market impact and/or lower per-share brokerage commission costs. In many instances, the purchase or sale of securities for accounts will be effected simultaneously with the purchase or sale of like securities for other accounts. Such transactions may be made at slightly different prices, due to the volume of securities purchased or sold. In such event, each client may be charged or credited, as the case may be, the average transaction price of all securities purchased or sold in such transactions. As a result, however, the price may be less favorable to a client than it would be if similar transactions were not being executed concurrently for other accounts or if the client paid the actual (as opposed to average) transaction price for its purchase/sale.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Small Cap Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Stephen J. Bishop	Melissa Chadwick-Dunn	Christopher W. Clark, CFA	D. Scott Tracy, CFA
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Red Rocks Capital LLC

Red Rocks Capital LLC (“Red Rocks”) is the Sub-Adviser to the JNL/Red Rocks Listed Private Equity Fund, and is located at 25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401.  Red Rocks is the creator, manager and owner of the Listed Private Equity Index, International Listed Private Equity Index and Global Listed Private Equity Index. Red Rocks also has extensive investment experience and has developed proprietary research on the universe of Listed Private Equity Companies and intends to select Listed Private Equity Companies for the Fund, and their respective weightings within the Fund, based upon a variety of criteria, including: valuation metrics and methodology, financial data, historical performance, management, concentration of underlying assets, liquidity and the need for diversification among underlying assets (i.e., industry sectors, geographic locations, stage of investment and vintage year).

On July 31, 2015, Red Rocks was acquired by ALPS Advisors, Inc. (“ALPS Advisors”).  Located in Denver, Colorado, ALPS Advisors is a wholly owned subsidiary of ALPS Holdings, Inc. (“ALPS Holdings”).  ALPS Holdings, through its affiliates, provides a wide range of fund services, including fund accounting, transfer agency, shareholder services, active distribution, legal, tax and compliance services.  ALPS Holdings is a wholly owned subsidiary of DST Systems, Inc., a publicly traded company on the New York Stock Exchange.

Portfolio Manager Compensation Structure

RRC seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio Managers and other key employees are eligible to receive a fixed base salary, an incentive bonus opportunity and an equity compensation opportunity. Compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good long-term performance.  RRC may evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Compensation consists of the following elements:

●	Base salary. Each employee is eligible to receive a fixed base salary. In setting the base salary, RRC’s intention is to be competitive in light of the particular employee’s experience and responsibilities.

●	Annual bonus. Each employee is eligible to participate in a year-end bonus pool which has quantitative and nonquantitative components. The amount of the bonus is determined based on investment performance and financial results. Generally, 66.6% of the bonus is quantitatively determined based on employee-specific performance and responsibility considerations, while the remaining 33.3% portion of the bonus is discretionary as determined by RRC and takes into account other subjective factors.

●	Equity. Portfolio Managers and other key employees are eligible to receive equity grants based on their potential to add long-term value to RRC.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Red Rocks Listed Private Equity Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Adam Goldman	2	0	0	0	0	0
	$484	$0	$0	$0	$0	$0
Mark Sunderhuse	2	0	0	0	0	0
	$484	$0	$0	$0	$0	$0

Conflicts of Interest

RRC is not aware of any material conflicts of interest that may arise in connection with the Sub-Adviser’s management of the Fund’s investments and the investments of the other account(s).

Portfolio Managers at RRC manage multiple accounts pursuant to a model portfolio.  These accounts may include, among others, mutual funds and separately-managed accounts.  RRC has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures and compliance with the firm’s Code of Ethics, which it believes address the conflicts associated with managing multiple accounts for multiple clients.

Security Ownership of Portfolio Managers for the JNL/Red Rocks Listed Private Equity Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Adam Goldman	Mark Sunderhuse
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Robeco Investment Management, Inc. (dba Boston Partners)

Robeco Investment Management, Inc. (“RIM”), doing business as Boston Partners (“BP”), is an SEC-registered Investment Adviser consisting of three investment divisions: Boston Partners, Weiss, Peck & Greer and Redwood.  BP maintains offices in Boston (MA), Greenbrae (CA), New York (NY), San Francisco (CA), and Los Angeles (CA).  Each of the divisions that comprise the firm manages investments independently to ensure continuity of investment philosophy, process and investment teams while sharing distribution, marketing, client service, legal and compliance, and back-office support.

Portfolio Manager Compensation Structure

All investment professionals receive a compensation package comprised of an industry competitive base salary and a discretionary bonus and long-term incentives. Through our bonus program, key investment professionals are rewarded primarily for strong investment performance.

Typically, bonuses are based upon a combination of one or more of the following four criteria:

●	Individual Contribution: an evaluation of the professional’s individual contribution based on the expectations established at the beginning of each year;
●	Product Investment Performance: performance of the investment product(s) with which the individual is involved versus the pre-designed index, based on the excess return;
●	Investment Team Performance: the financial results of the investment group; and
●	Firm-wide Performance: the overall financial performance of BP.

We retain professional compensation consultants with asset management expertise to periodically review our practices to ensure that they remain highly competitive.

BP offers a profit participation plan focused on the firm’s investment professionals whereby participants receive the equivalent of an equity stake in the firm.  The incentive plan provides for the issuance of restricted shares and options that vest over multi-year periods.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Boston Partners Global Long Short Equity Fund
	Number of Other Accounts Managed and Assets ($ million) by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph F. Feeney, Jr.	3	0	0	0	0	0
	$7,700	$0	$0	$0	$0	$0
Christoper K. Hart	3	2	9	0	0	0
	$1,234	$118	$857	$0	$0	$0
Joshua Jones	3	52	9	0	0	0
	$1,234	$118	$857	$0	$0	$0

Conflicts of Interest

As a fiduciary, BP has an affirmative duty of care, loyalty, honesty to its clients and a duty of utmost good faith to act in the best interests of BP’s clients.  Compliance with this fiduciary responsibility can be accomplished by avoiding conflicts of interest and by fully, adequately, and fairly disclosing all material facts concerning any conflict which arises with respect to any client.

The following specific guidelines should not be viewed as all-encompassing and are not intended to be exclusive of others:

● No Supervised Person shall take inappropriate advantage of their position with respect to a client, advancing their position for self-gain.
● No Supervised Person shall use knowledge about pending or currently considered client securities transactions to profit personally as a result of such transactions.
● All securities transactions affected for the benefit of a client account shall avoid inappropriate favoritism of one client over another client.
● All securities transactions affected for the benefit of a Supervised Person shall be conducted in such a manner as to avoid abuse of that individual’s position of trust and responsibility.

BP maintains a Code of Ethics designed to identify and mitigate conflicts of interest.  The Code of Ethics includes policies regarding personal securities trading, political and charitable contributions, gifts and entertainment, outside business activities and inside information.  In addition, BP reviews employee connections with other securities industry companies and with any clients or vendors.  This information is reviewed with regard to possible conflict of interest.

Security Ownership of Portfolio Managers for the JNL/Boston Partners Global Long Short Equity Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Joseph F. Feeney, Jr.	Christopher K. Hart	Joshua Jones
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Scout Investments, Inc.

Scout Investments, Inc. (“Scout”), 928 Grand Boulevard, Kansas City, Missouri 64106 serves as Sub-Adviser to the JNL/Scout Unconstrained Bond Fund.  Scout is a wholly-owned subsidiary of UMB Financial Corporation.  As of December 31, 2015, Scout’s total assets under management were approximately $27,181.32 billion.

Portfolio Manager Compensation Structure

 Scout utilizes a strategic and comprehensive compensation plan for its portfolio managers that is competitive and within the norm of industry standards. The compensation of the portfolio managers is not tied directly to either the performance or the net assets of the Fund. Instead, compensation of the portfolio managers, who are all employees of the fixed income division of Scout Investments, Inc., Reams Asset Management, is dependent in part on the overall profitability of that division. The Reams Asset Management fixed income professionals, who are all either portfolio managers or analysts, earn a base salary and participate in the Scout Investments Incentive Bonus Plan. The size of the bonus pool under that plan is dependent on the profitability of the Reams Asset Management division. The performance and net assets of the Fund have an impact on that profitability.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark M. Egan	8	12	106	0	0	1
	$3,762.52mm	$3,992.59mm	$12,636.86mm	$0	$0	$23.24mm
Thomas M. Fink	8	12	106	0	0	1
	$3,762.52mm	$3,992.59mm	$12,636.86mm	$0	$0	$23.24mm
Todd C. Thompson	8	12	106	0	0	1
	$3,762.52mm	$3,992.59mm	$12,636.86mm	$0	$0	$23.24mm
Stephen T. Vincent	8	12	106	0	0	1
	$3,762.52mm	$3,992.59mm	$12,636.86mm	$0	$0	$23.24mm
Clark W. Holland	8	12	106	0	0	1
	$3,762.52mm	$3,992.59mm	$12,636.86mm	$0	$0	$23.24mm

Conflicts of Interest

Scout and its affiliates may have proprietary interests in, and may manage or advise with respect to, accounts or funds (including separate accounts and other funds and collective investment vehicles) that have investment objectives similar to those of the Fund and/or that engage in transactions in the same types of securities and instruments as the Fund. Scout has adopted policies and procedures to address the allocation of investment opportunities, the execution of portfolio transactions and other potential conflicts of interest that are designed to ensure that all clients are treated fair and equitably over time. Scout and its affiliates or their clients are or may be actively engaged in transactions in the same securities and instruments in which the Fund invests. Such activities could affect the prices and availability of the securities and instruments in which the Fund invests, which could have an adverse impact on the Fund’s performance. When Scout or an affiliate seeks to purchase or sell the same assets for their managed accounts, including the Fund, the assets actually purchased or sold may be allocated among the accounts on a basis determined in their good faith discretion to be equitable in accordance with Scout’s policies and procedures. In some cases, these transactions may adversely affect the size or price of the assets purchased or sold for the Fund. Further, transactions in investments by one or more other accounts or clients advised by Scout may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Fund. This may occur when investment decisions regarding the Fund are based on research or other information that is also used to support decisions or advice for other accounts. When Scout or one of its other clients implements a portfolio decision or strategy on behalf of another account ahead of, or contemporaneously with, similar decisions or strategies for the Fund, market impact, liquidity constraints or other factors could result in the Fund receiving less favorable trading results and the costs of implementing such decisions or strategies could be increased or the Fund could otherwise be disadvantaged. Such transactions, particularly in respect of most proprietary accounts or customer accounts, may be executed independently of the Fund’s transactions and thus at prices or rates that may be more or less favorable than those obtained by the Fund. Employees of Scout, including investment personnel, may buy and sell securities for their own personal accounts that are also bought and sold for the Fund. Scout has adopted and enforces a Code of Ethics that requires employees to follow standards of conduct when conducting these personal transactions.

Security Ownership of Portfolio Managers for the JNL/Scout Unconstrained Bond Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Mark M. Egan	Thomas M. Fink	Todd C. Thompson	Stephen T. Vincent	Clark W. Holland
None	X	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Standard & Poor’s Investment Advisory Services LLC

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”), located at 55 Water Street, New York, New York 10041, serves as Sub-Adviser to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, and JNL/S&P Managed Aggressive Growth Fund.  SPIAS is co-Sub-Adviser with Mellon Capital for the following funds: JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, JNL/S&P Mid 3 Fund, and JNL/S&P International 5 Fund.  SPIAS was established in 1995 and provides investment services on a non-discretionary basis.  SPIAS is a wholly owned subsidiary of McGraw Hill Financial, Inc. (“McGraw Hill”), a publicly traded company that provides, financial information, including credit ratings, benchmarks and analytics to the global capital and commodity markets.  SPIAS is affiliated with Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC, each a subsidiary of McGraw-Hill.  Capital IQ, Inc. is a provider of financial market intelligence, including risk evaluation, investment research and data.  Standard & Poor’s Financial Services LLC is a provider of independent credit ratings.  S&P Dow Jones Indices LLC is a provider of indices. In addition to SPIAS, Capital IQ, Inc., Standard & Poor’s Financial Services LLC and S&P Dow Jones Indices LLC operate several independent businesses that engage in other separate business activities.  SPIAS operates independently of and has no access to analysis or other information supplied or obtained by Standard & Poor’s Financial Services LLC in connection with its ratings business, except to the extent such information is made available by Standard & Poor’s Financial Services LLC to the general public.

Portfolio Manager Compensation Structure

Compensation is a combination of salary and bonus. Bonuses are discretionary based on individual performance assessments and the financial performance of the business unit and S&P Capital IQTM.  An individual’s overall performance evaluation and compensation recommendations reflect multiple factors including the performance of their advisory accounts, achievement of goals, and demonstration of competencies. Certain portfolio professionals may be awarded stock options and/or Performance Share Units of McGraw-Hill.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Erin Gibbs	0	32	0	0	0	0
	$0	$2,657	$0	$0	$0	$0
William Charles Bassignani	0	0		0	0	0
	$0	$0	$0	$0	$0	$0
Michael Carapucci	0	0	0	0	0	0
	$0	$0	$0	$0	$0	$0

Conflicts of Interest

The portfolio managers manage multiple accounts and there are potential conflicts of interest.  The portfolio managers are required to sign the SPIAS Code of Ethics.  The Code of Ethics addresses conflict situations, most specifically in terms of personal trading policies, but also in general provisions that our advice to our clients must not be affected by conflicts of interest.  Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which Standard & Poor’s Financial Services or an affiliate licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where Standard & Poor’s Financial Services or an affiliate is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in Standard & Poor’s Financial Services or an affiliate earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

SPIAS may consider research and other information from affiliates in making its investment recommendations.  The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by Standard & Poor’s Financial Services or its affiliates.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by Standard & Poor’s Financial Services or its affiliates.

Standard & Poor’s Financial Services and its affiliates provide a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

Security Ownership of Portfolio Managers for the JNL/S&P Managed Conservative Fund, the JNL/S&P Managed Moderate Fund, the JNL/S&P Managed Moderate Growth Fund, the JNL/S&P Managed Growth Fund, and the JNL/S&P Managed Aggressive Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	William Charles Bassignani	Michael Carapucci
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/S&P Competitive Advantage Fund, the JNL/S&P Dividend Income & Growth Fund, the JNL/S&P Intrinsic Value Fund, the JNL/S&P Total Yield Fund, the JNL/S&P Mid 3 Fund, and the JNL/S&P International 5 Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Erin Gibbs	William Charles Bassignani
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

T. Rowe Price Associates, Inc.

T. Rowe Price Associates, Inc. (“T. Rowe”), located at 100 East Pratt Street, Baltimore, Maryland 21202, serves as Sub-Adviser to the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, the JNL/T. Rowe Price Short-Term Bond Fund, and the JNL/T. Rowe Price Value Fund.  T. Rowe was founded in 1937 by the late Thomas Rowe Price, Jr., and is a wholly-owned subsidiary of T. Rowe Price Group, Inc., a publicly traded company the principal business of which is investment management services.

Portfolio Manager Compensation Structure

Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.

Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and Price Hong Kong, Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund’s prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the T. Rowe Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.

Compensation is viewed with a long-term time horizon. The more consistent a manager’s performance over time, the higher the compensation opportunity. The increase or decrease in a fund’s assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund’s expense ratio is usually taken into account. Contribution to T. Rowe Price’s overall investment process is an important consideration as well. Leveraging ideas and investment insights across the global investment platform, working effectively with and mentoring others, and other contributions to our clients, the firm or our culture are important components of T. Rowe Price’s long-term success and are highly valued.

All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.

This compensation structure is used for all portfolios managed by the portfolio manager.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/T. Rowe Price Established Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Joseph B. Fath	10	1	7	0	0	0
	$53,380,159,678	$5,101,688,611	$1,843,507,893	$0	$0	$0

JNL/T. Rowe Price Mid-Cap Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Brian Berghuis	7	2	7	0	0	0
	$35,447,841,525	$1,670,149,850	$1,771,289,413	$0	$0	$0

JNL/T. Rowe Price Short-Term Bond Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward A. Wiese	6	1	10	0	0	0
	$8,122,864,785	$5,272,958,718	$1,852,869,099	$0	$0	$0
Michael F. Reinartz	7	1	10	0	0	0
	$8,170,626,567	$5,272,958,718	$1,852,869,099	$0	$0	$0
	6	1	10	0	0	0

JNL/T. Rowe Price Value Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Mark S. Finn	6	6	26	0	0	0
	$29,938,444,3999	$9,038,672,285	$3,690,417,092	$0	$0	$0
*Please note the information above does not include any of the funds for which T. Rowe Price serves as Sub-Adviser for Jackson.  The Portfolio Managers named above did not manage any accounts for which advisory fees are based on performance.  Total assets are based on T. Rowe Price internal records as of December 31, 2015.

Conflicts of Interest

Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts.  These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, foundations), offshore funds and common trust accounts.  Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices and other relevant investment considerations that the managers believe are applicable to that portfolio.  Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio.  T. Rowe and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.  Also, as disclosed under the “Portfolio Manager Compensation Structure” section, our portfolio managers’ compensation is determined in the same manner with respect to all portfolios managed by the portfolio manager.

T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.

Securities Ownership of Portfolio Manager for the JNL/T. Rowe Price Established Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Joseph B. Fath
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Securities Ownership of Portfolio Manager for JNL/T. Rowe Price Mid-Cap Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Brian Berghuis
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Manager for the JNL/T. Rowe Price Short-Term Bond Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Edward A. Wiese	Michael F. Reinartz
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Securities Ownership of Portfolio Manager for the JNL/T. Rowe Price Value Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Mark S. Finn
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Templeton Global Advisors Limited

Templeton Global Advisors Limited (“Global Advisors”), located at Lyford Cay, Nassau, Bahamas, serves as Sub-Adviser to the JNL/Franklin Templeton Global Growth Fund.  Global Advisors is an indirect, wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.  Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Global Advisors seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Research.  Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-investment performance.  For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation  Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Franklin Templeton Global Growth Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Norman Boersma, CFA	12	14	6	0	0	0
	$32.9 billion	$12.4 billion	$1.1 billion	$0	$0	$0
Tucker Scott	14	5	1	0	0	0
	$31.5 billion	$8.98 billion	$124.9 million	$0	$0	$0
Heather Arnold, CFA	10	13	15	0	0	4
	$31.2 billion	$13.1 billion	$3.1 billion	$0	$0	$223.4 million

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.

However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Managers for the JNL/Franklin Templeton Global Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Norman Boersma, CFA	Tucker Scott	Heather Arnold, CFA
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Templeton Investment Counsel, LLC

Templeton Investment Counsel, LLC (“Templeton Investment”) which is located at 300 S.E. 2nd Street, Fort Lauderdale, Florida 33301, serves as co-Sub-Adviser to the JNL/Franklin Templeton International Small Cap Growth Fund.  Franklin is an indirect wholly owned subsidiary of Franklin Resources, Inc., a publicly owned company engaged in the financial services industry through its subsidiaries.  Charles B. Johnson and Gregory E. Johnson are the principal shareholders of Franklin Resources, Inc.

Portfolio Manager Compensation Structure

Templeton Investment seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary  Each portfolio manager is paid a base salary.

Annual bonus  Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

Investment performance.  Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

Research.  Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on the number and performance of recommendations over time, productivity and quality of recommendations, and peer evaluation.

Non-investment performance.  For senior portfolio managers, there is a qualitative evaluation based on leadership and the mentoring of staff.

Responsibilities.  The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager’s appraisal.

Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Other Accounts Managed by the Portfolio Manager and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Harlan Hodes	4	4	9	0	0	0
	$3.2 billion	$1.2 billion	$1.6 billion	$0	$0	$0

Conflicts of Interest

The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest.

However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Security Ownership of Portfolio Manager for the JNL/Franklin Templeton International Small Cap Growth Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Harlan Hodes
None	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Victory Capital Management Inc.

Victory Capital Management Inc. (“Victory”) located at 4900 Tiedeman Road, Brooklyn, OH 44114 serves as a co-sub-adviser to the JNL Multi-Manager Mid Cap Fund.

Portfolio Manager Compensation Structure

Victory Capital has designed the structure of its portfolio managers’ compensation to (1) align portfolio managers’ interests with those of Victory Capital’s clients with an emphasis on long-term, risk-adjusted investment performance, (2) help Victory Capital attract and retain high-quality investment professionals, and (3) contribute to Victory Capital’s overall financial success.

Each of the Victory Capital portfolio managers receives a base salary plus an annual incentive bonus for managing the JNL Multi-Manager Small Cap Growth Fund, separate accounts, other investment companies and pooled investment vehicles and other accounts (including any accounts for which Victory Capital receives a performance fee) (together, “Accounts”).  A portfolio manager’s base salary is dependent on the manager’s level of experience and expertise.  Victory Capital monitors each manager’s base salary relative to salaries paid for similar positions with peer firms by reviewing data provided by various consultants that specialize in competitive salary information.  Each of the investment teams, or “franchises”, employed by Victory Capital may earn incentive compensation based on a percentage of Victory Capital’s revenue attributable to fees paid by Accounts managed by the team.  The chief investment officer of each investment team, in coordination with Victory Capital, determines the allocation of the incentive compensation earned by the team among the team’s portfolio managers by establishing a “target” incentive for each portfolio manager based on the manager’s level of experience and expertise in the manager’s investment style.  Individual performance is based on objectives established annually using performance metrics such as portfolio structure and positioning, research, stock selection, asset growth, client retention, presentation skills, marketing to prospective clients and contribution to Victory Capital’s philosophy and values, such as leadership, risk management and teamwork.  The annual incentive bonus also factors in individual investment performance of each portfolio manager’s portfolio or the Account relative to a selected peer group(s).  The overall performance results for a manager are based on the composite performance of all Accounts managed by that manager on a combination of one, three and five year rolling performance periods as compared to the performance information of a peer group of similarly-managed competitors.

Victory Capital’s portfolio managers may participate in the equity ownership plan of Victory Capital’s parent company.  There is an ongoing annual equity pool granted to certain employees based on their contribution to the firm.  Eligibility for participation in these incentive programs depends on the manager’s performance and seniority.

Other Accounts Managed by the Portfolio Managers

The following table reflects information as of June 30, 2016:

JNL Multi-Manager Mid Cap Fund

Other Accounts Managed

Portfolio Managers	The number of other accounts managed by each portfolio manager within each category below and the total assets in the accounts managed within each category below
	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)	Number of Accounts	Total Assets (in billions)
Gary Miller	4	$8,898.66	2	$136.13	20	$460.13
Jeffrey Graff	4	$8,898.66	2	$136.13	20	$460.13
Gregory Conners	4	$8,898.66	2	$136.13	20	$460.13
James Albers	4	$8,898.66	2	$136.13	20	$460.13
Michael Rodarte	4	$8,898.66	2	$136.13	20	$460.13

Conflicts of Interest

Victory Capital’s portfolio managers are often responsible for managing one or more mutual funds as well as other accounts, such as separate accounts, and other pooled investment vehicles, such as collective trust funds or unregistered hedge funds.  A portfolio manager may manage other accounts which have materially higher fee arrangements than the JNL Multi-Manager Small Cap Growth Fund and may, in the future, manage other accounts which have a performance-based fee.  A portfolio manager also may make personal investments in accounts they manage or support.  The side-by-side management of the Fund along with other accounts may raise potential conflicts of interest by incenting a portfolio manager to direct a disproportionate amount of:  (1) their attention; (2) limited investment opportunities, such as less liquid securities or initial public offerings; and/or (3) desirable trade allocations, to such other accounts.  In addition, certain trading practices, such as cross-trading between the Fund and another account, raise conflict of interest issues.  The Fund and Victory Capital have policies and procedures in place, including Victory Capital’s internal review process, that are intended to mitigate those conflicts.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Mid Cap Fund as of June 30, 2016

Security Ownership of Portfolio Managers	Gary Miller	Jeffrey Graff	Gregory Conners	James Albers	Michael Rodarte
None	X	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Wellington Management Company LLP

Wellington Management Company LLP (“Wellington Management”) serves as Sub-Adviser to the JNL/WMC Balanced Fund, JNL/WMC Money Market Fund and JNL/WMC Value Fund. Wellington Management is a Delaware limited liability partnership, with principal offices at 280 Congress Street, Boston, Massachusetts 02210.  Wellington Management is a professional investment counseling firm which provides investment services to investment companies, employee benefit plans, endowments, foundations, and other institutions.  Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years.  Wellington Management is owned by the partners of Wellington Management

Group LLP, a Massachusetts limited liability partnership. As of December 31, 2015, Wellington Management had investment management authority with respect to approximately $926 billion in assets.

Portfolio Manager Compensation Structure

Wellington Management receives a fee based on the assets under management of each Fund as set forth in the Investment Sub-Advisory Agreement between Wellington Management and JNAM on behalf of the Funds.  Wellington Management pays its investment professionals out of its total revenues, including the advisory fees earned with respect to each Fund.  The following information relates to the fiscal year ended December 31, 2015.

Wellington Management’s compensation structure is designed to attract and retain high-caliber investment professionals necessary to deliver high quality investment management services to its clients.  Wellington Management’s compensation of each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) includes a base salary and incentive components.  The base salary for each Investment Professional who is a partner (a “Partner”) of Wellington Management Group LLP, the ultimate holding company of Wellington Management, is generally a fixed amount that is determined by the managing partners of Wellington Management Group LLP.  Each Investment Professional is eligible to receive an incentive payment based on the revenues earned by Wellington Management from the Fund managed by the Investment Professional and generally each other account managed by such Investment Professional.  Each Investment Professional’s incentive payment relating to the relevant Fund, with the exception of the JNL/WMC Money Market Fund, is linked to the gross pre-tax performance of the portion of the relevant Fund managed by the Investment Professionals compared to the benchmark index and/or peer group identified below over one and three year periods, with an emphasis on three year results.  In 2012, Wellington Management began placing increased emphasis on long-term performance and is phasing in a five-year performance comparison period, which will be fully implemented on December 31, 2016.  Wellington Management applies similar incentive compensation structures (although the benchmarks or peer groups, time periods and rates may differ) to other accounts managed by the Investment Professionals, including accounts with performance fees.  The incentive paid to the Investment Professional for the JNL/WMC Money Market Fund has no performance-related component and is based on the revenues earned by Wellington Management.

Portfolio-based incentives across all accounts managed by an investment professional can, and typically do, represent a significant portion of an investment professional’s overall compensation; incentive compensation varies significantly by individual and can vary significantly from year to year.  The Investment Professionals may also be eligible for bonus payments based on their overall contribution to Wellington Management’s business operations.  Senior management at Wellington Management may reward individuals as it deems appropriate based on other factors. Each Partner is eligible to participate in a Partner-funded tax qualified retirement plan, the contributions to which are made pursuant to an actuarial formula.  Ms. Grimes and Messrs. Bousa, Link, Reckmeyer, and Stack are Partners.

Fund	Incentive Benchmark(s) / Peer Groups
JNL/WMC Balanced Fund	S&P 500 Index (Bousa) and Barclays Capital US Aggregate Bond Index (Goldman, Keogh, Stack)
JNL/WMC Value Fund	Russell 1000 Value Index

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/WMC Balanced Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Edward P. Bousa	5	11	20	2	0	2
	$70,526,426,854	$3,199,063,063	$4,700,048,009	$57,974,276,459	$0	$1,029,27,845
Michael E. Stack	7	0	43	3	0	0
	$59,749,131,336	$0	$15,105,879,095	$57,059,404,286	$0	$0

JNL/WMC Value Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Karen H. Grimes	9	2	3	0	0	1
	$11,581,374,413	$98,485,229	$372,553,523	$0	$0	$322,807,851
Ian R. Link	9	7	16	0	0	1
	$8,646,297,444	$970,201,111	$4,847,371,955	$0	$0	$264,366,829
W. Michael Reckmeyer, III	12	0	5	3	0	0
	$36,739,703,538	$0	$1,383,310,542	$28,171,067,263	$0	$0

Conflicts of Interest

Individual investment professionals at Wellington Management manage multiple accounts for multiple clients.  These accounts may include mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, insurance companies, foundations, or separately managed account programs sponsored by financial intermediaries), bank common trust accounts, and hedge funds.  Each Fund’s managers listed in the prospectus who are primarily responsible for the day-to-day management of the Funds (“Investment Professionals”) generally manage accounts in several different investment styles.  These accounts may have investment objectives, strategies, time horizons, tax considerations and risk profiles that differ from those of the Funds.  The Investment Professionals make investment decisions for each account, including the relevant Fund, based on the investment objectives, policies, practices, benchmarks, cash flows, tax and other relevant investment considerations applicable to that account.  Consequently, the Investment Professionals may purchase or sell securities, including IPOs, for one account and not another account, and the performance of securities purchased for one account may vary from the performance of securities purchased for other accounts.  Alternatively, these accounts may be managed in a similar fashion to the relevant Fund and thus the accounts may have similar, and in some cases nearly identical, objectives, strategies and/or holdings to that of the relevant Fund.

An Investment Professional or other investment professionals at Wellington Management may place transactions on behalf of other accounts that are directly or indirectly contrary to investment decisions made on behalf of the relevant Fund, or make investment decisions that are similar to those made for the relevant Fund, both of which have the potential to adversely impact the relevant Fund depending on market conditions.  For example, an investment professional may purchase a security in one account while appropriately selling that same security in another account.  Similarly, an Investment Professional may purchase the same security for the relevant Fund and one or more other accounts at or about the same time.  In those instances the other accounts will have access to their respective holdings prior to the public disclosure of the relevant Fund’s holdings.  In addition, some of these accounts have fee structures, including performance fees, which are or have the potential to be higher, in some cases significantly higher, than the fees Wellington Management receives for managing the Funds.  Ms. Grimes and Messrs. Bousa, Stack, Link and Reckmeyer also manage accounts which pay performance allocations to Wellington Management or its affiliates. Because incentive payments paid by Wellington Management to the Investment Professionals are tied to revenues earned by Wellington Management and, where noted, to the performance achieved by the manager in each account, the incentives associated with any given account may be significantly higher or lower than those associated with other accounts managed by a given Investment Professional. Finally, the Investment Professionals may hold shares or investments in the other pooled investment vehicles and/or other accounts identified above.

Wellington Management’s goal is to meet its fiduciary obligation to treat all clients fairly and provide high quality investment services to all of its clients.  Wellington Management has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures, which it believes address the conflicts associated with managing multiple accounts for multiple clients.  In addition, Wellington Management monitors a variety of areas, including compliance with primary account guidelines, the allocation of IPOs, and compliance with the firm’s Code of Ethics, and places additional investment restrictions on investment professionals who manage hedge funds and certain other accounts.  Furthermore, senior investment and business personnel at Wellington Management periodically review the performance of Wellington Management’s investment professionals.  Although Wellington Management does not track the time an investment professional spends on a single account, Wellington Management does periodically assess whether an investment professional has adequate time and resources to effectively manage the investment professional’s various client mandates.

Security Ownership of Portfolio Managers for the JNL/WMC Balanced Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Edward P. Bousa	Michael E. Stack
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Security Ownership of Portfolio Managers for the JNL/WMC Value Fund as of December 31, 2015

Security Ownership of Portfolio Managers	Karen H. Grimes	Ian R. Link	W. Michael Reckmeyer, III
None	X	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Westchester Capital Management, LLC

Westchester Capital Management, LLC (“Westchester”) located at 100 Summit Lake Drive, Valhalla, New York 10595, serves as sub-advisor to the JNL/Westchester Capital Event Driven Fund and co-sub-adviser to the JNL Multi-Manager Alternative Fund.

Portfolio Manager Compensation Structure

Each of Messrs. Behren and Shannon are compensated by Westchester with distributions from Westchester, which vary from year to year based on a variety of factors.  Their compensation is not linked by formula to the absolute or relative performance of JNL/Westchester Capital Event Driven Fund, the JNL/Westchester Capital Event Driven Fund’s net assets or to any other specific benchmark.  Because Messrs. Behren and Shannon are members of Westchester, their compensation is determined in large part by Westchester’s overall profitability, an important component of which is the level of fee income earned by Westchester.

Messrs. Behren and Shannon also receive compensation from their interests in an affiliated registered investment adviser which manages an investment trust and other private investment funds that engage in merger arbitrage.  For its services, the affiliated adviser receives both a management fee and a percentage of the profits, if any, generated by such trust or funds.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015:

JNL/Westchester Capital Event Driven Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Roy D. Behren	4	2	0	1	2	0
	$5,1616,394886	$63,916,976	$0	$270,752,797	$63,916,976	$0
Michael T. Shannon	4	2	0	1	2	0
	$5,161,394,886	$63,916,976	$0	$270,752,797	$63,916,976	$

Conflicts of Interest

The fact that Messrs. Behren and Shannon serve as portfolio managers of JNL/Westchester Capital Event Driven Fund and JNL Multi-Manager Alternative Fund, other registered funds, and as portfolio managers of other institutional and non-registered investment accounts creates the potential for a conflict of interest, since receipt of a portion of any profits realized by the accounts that are charged a performance-based fee could, in theory, create an incentive to favor such accounts (e.g., by allocating to them the most favorable investment opportunities or by allocating more resources and time to managing those accounts).  However, Westchester believes that any conflicts of interest are mitigated, at least in part, for the following reasons: (i) JNL/Westchester Capital Event Driven Fund and the other accounts all engage in merger arbitrage and other event-driven strategies and, in many respects, are managed in a similar fashion; (ii) Westchester follows written allocation procedures designed to allocate securities purchases and sales among JNL/Westchester Capital Event Driven Fund, the other registered accounts and the other institutional and non-registered investment accounts in a fair and equitable manner over time; and (iii) all allocations are subject to review by Westchester’s Chief Compliance Officer.

Security Ownership of Portfolio Managers for the JNL/Westchester Capital Event Driven Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	Roy T. Behren	Michael T. Shannon
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Western Asset Management Company

Western Asset Management Company (“Western”) located at 385 E. Colorado Blvd, Pasadena, CA 91101 serves as co-sub-advisor to the JNL Multi-Manager Alternative Fund.

Portfolio Manager Compensation Structure

At Western Asset, one compensation methodology covers all products and functional areas, including portfolio managers. The Firm’s philosophy is to reward its employees through Total Compensation. Total Compensation is reflective of the external market value for skills, experience, ability to produce results, and the performance of one’s group and the Firm as a whole.

Discretionary bonuses make up the variable component of total compensation. These are structured to reward sector specialists for contributions to the Firm as well as relative performance of their specific portfolios/product and are determined by the professional’s job function and performance as measured by a formal review process.

For portfolio managers, the formal review process includes a thorough review of portfolios they were assigned to lead or with which they were otherwise involved, and includes not only investment performance, but maintaining a detailed knowledge of client portfolio objectives and guidelines, monitoring of risks and performance for adherence to these parameters, execution of asset allocation consistent with current Firm and portfolio strategy, and communication with clients. In reviewing investment performance, one, three, and five year annualized returns are measured against appropriate market peer groups and to each fund’s benchmark index.

Other Accounts Managed by the Portfolio Managers and Potential Conflicts of Interest

The following table reflects information as of December 31, 2015 (all assets are in $mm):

JNL Multi-Manager Alternative Fund
	Number of Other Accounts Managed and Assets by Account Type			Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
S. Kenneth Leech	109	276	622	0	8	57
	$177,094,929,74	$84,844,124,650	$171,718,038,196	$0	$1,537,449,492	$17,552,174,024
Prashant Chandran	8	5	3	0	1	1
	$1,116,517,373	$5,572,047,048	$930,025,762	$0	$41,010,835	$115,937,927

Conflicts of Interest

Potential conflicts of interest may arise in connection with the management of multiple accounts (including accounts managed in a personal capacity). These could include potential conflicts of interest related to the knowledge and timing of a Portfolio’s trades, investment opportunities and broker selection. Portfolio managers may be privy to the size, timing and possible market impact of a Portfolio’s trades.

It is possible that an investment opportunity may be suitable for both a Portfolio and other accounts managed by a portfolio manager, but may not be available in sufficient quantities for both the Portfolio and the other accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by a Portfolio and another account. A conflict may arise where the portfolio manager may have an incentive to treat an account preferentially as compared to a Portfolio because the account pays a performance-based fee or the portfolio manager, the Advisers or an affiliate has an interest in the account. The Advisers have adopted procedures for allocation of portfolio transactions and investment opportunities across multiple client accounts on a fair and equitable basis over time. All eligible accounts that can participate in a trade share the same price on a pro-rata allocation basis in an attempt to mitigate any conflict of interest. Trades are allocated among similarly managed accounts to maintain consistency of portfolio strategy, taking into account cash availability, investment restrictions and guidelines, and portfolio composition versus strategy.

With respect to securities transactions for the Portfolios, the Advisers determine which broker or dealer to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as pooled investment vehicles that are not registered investment companies and other accounts managed for organizations and individuals), the Advisers may be limited by the client with respect to the selection of brokers or dealers or may be instructed to direct trades through a particular broker or dealer. In these cases, trades for a Portfolio in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of a Portfolio or the other account(s) involved. Additionally, the management of multiple Portfolios and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Portfolio and/or other account.

It is theoretically possible that portfolio managers could use information to the advantage of other accounts they manage and to the possible detriment of a Portfolio. For example, a portfolio manager could short sell a security for an account immediately prior to a Portfolio’s sale of that security. To address this conflict, the Advisers have adopted procedures for reviewing and comparing selected trades of alternative investment accounts (which may make directional trades such as short sales) with long only accounts (which include the Portfolios) for timing and pattern related issues. Trading decisions for alternative investment and long only accounts may not be identical even though the same Portfolio Manager may manage both types of accounts. Whether the Adviser allocates a particular investment opportunity to only alternative investment accounts or to alternative investment and long only accounts will depend on the investment strategy being implemented. If, under the circumstances, an investment opportunity is appropriate for both its alternative investment and long only accounts, then it will be allocated to both on a pro-rata basis.

A portfolio manager may also face other potential conflicts of interest in managing a Portfolio, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both a Portfolio and the other accounts listed above.

Security Ownership of Portfolio Managers for the JNL Multi-Manager Alternative Fund as of December 31, 2015

Security Ownership of Portfolio Manager(s)	S. Kenneth Leech	Prashant Chandran
None	X	X
$1-$10,000
$10,001-$50,000
$50,001-$100,000
$100,001-$500,000
$500,001-$1,000,000
Over $1,000,000

Sub-Advisory Fees

As compensation for their services, the Sub-Advisers receive fees from the Adviser computed separately for each Fund.  The fee for each Fund is stated as an annual percentage of the net assets of such Fund, and is calculated based on the average net assets of the Fund.

There are certain Funds of the Trust that have co-sub-advisers. The Adviser has entered into separate investment sub-advisory agreements with each co-Sub-Adviser. Each co-sub-adviser independently selects the investments for the portion of the Fund that is allocated to it and is responsible for the day-to-day management of the Fund’s assets allocated to it. Pursuant to each sub-advisory agreement, the Adviser pays each co-sub-adviser for providing services to the Adviser with respect to the Fund at a monthly fee at an annual rate equal to a percentage of the Fund’s assets allocated to it.

Fund	Co-Sub-Advisers	Aggregate Fees Paid to Sub-Advisers
		Dollar Amount	As a percentage of Average Daily Net Assets as of December 31, 2015
JNL Multi-Manager Alternative Fund*	BlueBay FPA Invesco[6] Lazard Westchester Western Asset	$3,447,469	0.81%
JNL Multi-Manager Mid Cap Fund****	Champlain ClearBridge Victory	N/A	N/A
JNL Multi-Manager Small Cap Growth Fund**	GIM LMCG RSIM	$5,578,688	0.41%
JNL Multi-Manager Small Cap Value Fund**	Century CEP C&B Cortina	$5,193,869	0.47%
JNL/FPA + DoubleLine® Flexible Allocation Fund[7]	FPA*** DoubleLine*** Ivy	$12,623,081	0.46%
JNL/Franklin Templeton International Small Cap Growth Fund[1]	Franklin Institutional Templeton Investment	$3,009,405	0.58%
JNL/T. Rowe Price Mid-Cap Growth Fund[2,3,4]	T. Rowe Mellon Capital	$16,165,606	0.47%
JNL/S&P Competitive Advantage Fund[5]	SPIAS Mellon Capital	$2,177,210	0.08%
JNL/S&P Dividend Income & Growth Fund[5]	SPIAS Mellon Capital	$3,157,374	0.07%
JNL/S&P Intrinsic Value Fund[5]	SPIAS Mellon Capital	$2,067,790	0.08%
JNL/S&P Total Yield Fund[5]	SPIAS Mellon Capital	$1,585,529	0.08%
JNL/S&P International 5 Fund	SPIAS Mellon Capital	$238,278	0.16%
JNL/S&P Mid 3 Fund	SPIAS Mellon Capital	$545,695	0.12%
* The Fund commenced operations on April 27, 2015.
** The Sub-Advisers commenced sub-advising the Fund on September 28, 2015.
*** The Sub-Advisers commence d sub-advising the Fund on April 25, 2016.
**** The Sub-Advisers will commence sub-advising the Fund on September 19, 2016.
1 For the purpose of calculating the sub-adviser fee for the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Growth Fund, the JNL/Franklin Templeton Global Multisector Bond Fund, the JNL/Franklin Templeton International Small Cap Growth Fund, and the JNL/Franklin Templeton Mutual Shares Fund, the following fee discount is applied based on the combined average daily net assets of the portfolios:  Assets between $500 million and $1.0 billion, 2.5% fee reduction, assets between $1.0 billion and $1.5 billion, 5.0% fee reduction, assets between $1.5 billion and $2.5 billion, 7.5% fee reduction, assets between $2.5 billion and $7.5 billion, 10.0% fee reduction, assets between $7.5 billion and $12.5 billion, 12.5% fee reduction, and assets above $12.5 billion, 15.0% fee reduction.
2 Fees will be paid based on assets invested in the actively managed portion of the JNL/T. Rowe Price Mid-Cap Growth Fund managed by T. Rowe, not including the assets from the mid-cap growth index strategy portion of the JNL/T. Rowe Price Mid-Cap Growth Fund managed by Mellon Capital.  When net assets exceed $200 million, the 0.50% is applicable to all the amounts in the JNL/T. Rowe Price Mid-Cap Growth Fund.
3 Fees will be paid based on assets invested in the mid-cap growth index strategy portion of the JNL/T. Rowe Price Mid-Cap Growth Fund managed by Mellon Capital.
4 For the purpose of calculating the sub-advisory fee for the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, and the JNL/T. Rowe Price Value Fund, the Sub-Adviser applies the following fee discount based on the average daily aggregate net assets of the portfolios and the JNL/T. Rowe Price Capital Appreciation Fund of the Jackson Variable Series Trust, provided such aggregate net assets are at least $1 billion invested in two or more of the strategies as designated by T. Rowe Price, currently represented by the listed funds: a 2.5% fee reduction for assets between $0 and $1 billion, a 5.0% fee reduction for assets between $1 billion and

$2.5 billion, a 7.5% fee reduction for assets between $2.5 billion and $5 billion, a 10.0% fee reduction for assets between $5 billion and $10 billion, and a 12.5% fee reduction for assets above $10 billion.
5 Assets for these Funds are aggregated in calculating the SPIAS sub-advisory fee.
6 For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), JNL/Invesco International Growth Fund, JNL/Invesco Global Real Estate Fund, JNL/Invesco Large Cap Growth Fund, JNL/Invesco Mid Cap Value Fund, and JNL/Invesco Small Cap Growth Fund, the Sub-Adviser applies the following fee discount based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.
7 A fee discount shall apply when DoubleLine is providing sub-advisory services to JNAM for at least two separate and distinct funds. The Sub-Adviser provides sub-advisory services for the JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE® Fund, JNL/FPA + DoubleLine® Flexible Allocation Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine) and the JNL/DoubleLine® Total Return Fund, a Fund of the Jackson Variable Series Trust (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, DoubleLine applies the following discounts based on the combined assets of the Sub-Advised Funds: 2.5% fee reduction for assets over $1 billion up to and including $2.5 billion, a 5.0% fee reduction for combined assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for combined assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for combined assets over $7.5 billion up to and including $10 billion.

The following is a schedule of the management fees the Adviser currently is obligated to pay the Sub-Advisers out of the advisory fees it receives from the Funds as described elsewhere in this SAI and the Prospectus:

FUND	ASSETS	FEES
JNL/American Funds Blue Chip Income and Growth Fund	All Assets	N/A*
JNL/American Funds Global Bond Fund	All Assets	N/A*
JNL/American Funds Global Small Capitalization Fund	All Assets	N/A*
JNL/American Funds Growth-Income Fund	All Assets	N/A*
JNL/American Funds International Fund	All Assets	N/A*
JNL/American Funds New World Fund	All Assets	N/A*
JNL Institutional Alt 20 Fund	All Assets	N/A*
JNL Institutional Alt 35 Fund	All Assets	N/A*
JNL Institutional Alt 50 Fund	All Assets	N/A*
JNL Alt 65 Fund	All Assets	N/A*
JNL/American Funds Balanced Allocation Fund	All Assets	N/A*
JNL/American Funds Growth Allocation Fund	All Assets	N/A*
JNL/AB Dynamic Asset Allocation Fund	$0 to $250 million $250 million to $500 million Over $500 million	.40% .35% .30%
JNL/AQR Managed Futures Strategy Fund	$0 to $500 million $500 million to $700 million Over $700 million	.65% .55% .50%
JNL/BlackRock Natural Resources Fund	$0 to $100 million $100 million to $400 million Over $400 million	.40% .29% .20%

FUND	ASSETS	FEES
JNL/BlackRock Global Allocation Fund	$0 to $500 million $500 million to $1.5 billion Over $1.5 billion	.42% .40% .375%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $1.5 billion $1.5 billion to $2.5 billion Over $2.5 billion	.25% .21% .19%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $250 million Over $250 million	.90% .85%
JNL/Brookfield Global Infrastructure and MLP Fund	$0 to $50 million $50 to $100 million Amounts over $100 million	.47% .45% .40%
JNL/Capital Guardian Global Balanced Fund[12]	$0 to $400 million Over $400 million	.41% .35%
JNL/Causeway International Value Select Fund	$0 to $350 million Over $350 million	.40% .35%
JNL/Crescent High Income Fund	All Assets	.35%
JNL/DFA U.S. Core Equity Fund	$0 to $100 million Over $100 million	.17% .12%
JNL/DoubleLine® Shiller Enhanced CAPE® Fund[14]	$0 to $200 million Over $200 million	.40% .35%
JNL/DoubleLine® Emerging Markets Fixed Income Fund[14]	$0 to $500 million Over $500 million	.45% .35%
JNL/Franklin Templeton Founding Strategy Fund	All Assets	N/A*
JNL/Franklin Templeton Income Fund[5]	$0 to $50 million $50 million to $200 million $200 million to $500 million Over $500 million	.625% .465% .375% .350%
JNL/Franklin Templeton Global Growth Fund[5]	$0 to $50 million $50 million to $200 million $200 million to $500 million Over $500 million	.625% .465% .375% .350%
JNL/Franklin Templeton Global Multisector Bond Fund[5]	$0 to $100 million $100 million to $250 million $250 million to $500 million $500 million to $750 million Amounts over $750 million	.45% .40% .38% .37% .36%
JNL/Franklin Templeton Mutual Shares Fund[5]	$0 to $1 billion Over $1 billion	.51% .49%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $500 million $500 to $1 billion Over $1 billion	.20% .17% .15%

FUND	ASSETS	FEES
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $200 million $200 to $400 million Over $400 million	.50% .45% .40%
JNL/Goldman Sachs Mid Cap Value Fund	$0 to $100 million $100 million to $500 million Over $500 million	.50% .45% .40%
JNL/Goldman Sachs U.S. Equity Flex Fund	$0 to $150 million Over $150 million	.45% .40%
JNL/Harris Oakmark Global Equity Fund	$0 to $100 million Over $100 million	.60% .50%
JNL/Invesco China-India Fund	$0 to $500 million Over $500 million	.45% .40%[15]
JNL/Invesco International Growth Fund[13]	$0 to $250 million $250 million to $750 million $750 million to $ 1 billion $1 billion to $2 billion Over $2 billion	.40% .35% .30% .275% .25%
JNL/Invesco Global Real Estate Fund[13]	$0 to $50 million Over $50 million	.50% .45%
JNL/Invesco Mid Cap Value Fund[13]	$0 to $250 million $250 million to $500 million Over $500 million	.45% .40% .35%
JNL/Invesco Small Cap Growth Fund[8,13]	All Assets	.55%
JNL/JPMorgan MidCap Growth Fund	$0 to $1 billion Over $1 billion	.40% .38%
JNL/JPMorgan U.S. Government & Quality Bond Fund[4]	$0 to $200 million $200 million to $500 million $500 million to $1 billion Over $1 billion	.17% .15% .12% .10%
JNL/Lazard Emerging Markets Fund	$0 to $50 million $50 million to $200 million $200 million to $600 million $600 million to $1 billion Over $1 billion	.75% .65% .575% .525% .50%
JNL/Mellon Capital Index 5 Fund	All Assets	N/A*
JNL/Mellon Capital 10 x 10 Fund	All Assets	N/A*
JNL/Mellon Capital European 30 Fund	First $50 million Next $50 million $100 million to $750 million Over $750 million	.09% .06% .03% .015%
JNL/Mellon Capital Pacific Rim 30 Fund	First $50 million Next $50 million $100 million to $750 million Over $750 million	.09% .06% .03% .015%

FUND	ASSETS	FEES
JNL/Mellon Capital S&P 500 Index Fund	All Assets	.01%
JNL/Mellon Capital S&P 400 MidCap Index Fund	All Assets	.01%
JNL/Mellon Capital Small Cap Index Fund	All Assets	.01%
JNL/Mellon Capital International Index Fund	First $750 million Over $750 million	.03% .015%
JNL/Mellon Capital Bond Index Fund	First $750 million Over $750 million	.03% .015%
JNL/Mellon Capital Emerging Markets Index Fund	First $50 million Next $50 million $100 million to $750 million Over $750 million	.09% .06% .03% .015%
JNL/Mellon Capital Utilities Sector Fund	$0 to $100 million $100 million to $750 million $750 million to $2 billion Over $2 billion	.05% .03% .015% .010%
JNL/MMRS Conservative Fund[11]	$0 to $200 million $200 million to $500 million Over $500 million	.20% .17% .15%
JNL/MMRS Growth Fund[11]	$0 to $200 million $200 million to $500 million Over $500 million	.20% .17% .15%
JNL/MMRS Moderate Fund[11]	$0 to $200 million $200 million to $500 million Over $500 million	.20% .17% .15%
JNL/Morgan Stanley Mid Cap Growth Fund	$0 to $500 million $500 million to $750 million Over $750 million	.40% .375% .35%
JNL/Neuberger Berman Strategic Income Fund	$0 to $200 million $200 million to $750 million Over $750 million	.20% .15% .12%
JNL/Oppenheimer Emerging Markets Innovator Fund	All Assets	.80%
JNL/Oppenheimer Global Growth Fund	$0 to $250 million $250 million to $500 million Over $500 million	.35% .25% .23%
JNL/PPM America Floating Rate Income Fund	$0 to $300 million Over $300 million	.25% .20%
JNL/PPM America High Yield Bond Fund	$0 to $150 million $150 million to $300 million Over $300 million	.20% .175% .15%
JNL/PPM America Mid Cap Value Fund	$0 to $150 million $150 million to $300 million Over $300 million	.25% .20% .17%

FUND	ASSETS	FEES
JNL/PPM America Small Cap Value Fund	$0 to $150 million $150 million to $300 million Over $300 million	.25% .20% .17%
JNL/PPM America Total Return Fund	$0 to $150 million $150 million to $300 million Over $300 million	.20% .175% .15%
JNL/PPM America Value Equity Fund	$0 to $150 million $150 million to $300 million Over $300 million	.25% .20% .17%
JNL/PIMCO Real Return Fund	$0 to $1 billion $1 billion to $2 billion Over $2 billion	.25% .20% .175%
JNL/PIMCO Total Return Bond Fund[7]	$0 to $1 billion $1 billion to $3 billion Over $3 billion	.25% .20% .175%
JNL/Red Rocks Listed Private Equity Fund	$0 to $200 million $200 million to $500 million $500 million to $1 billion Over $1 billion	.57% .52% .47% .45%
JNL/Scout Unconstrained Bond Fund	$0 to $1 billion Over $1 billion	.25% .20%
JNL/WMC Balanced Fund	$0 to $200 million $200 million to $400 million $400 million to $2.5 billion $2.5 billion to $5 billion Over $5 billion	.27% .25% .22% .20% .18%
JNL/WMC Money Market Fund[2]	$0 to $1 billion $1 billion to $4 billion Over $4 billion	.04% .025% .02%
JNL/WMC Value Fund	$0 to $750 million $750 million to $2.5 billion Over $2.5 billion	.30% .25% .22%
JNL/T. Rowe Price Established Growth Fund[3,9]	Assets up to $1 billion: $0 to $250 million $250 million to $500 million $500 million to $1 billion When assets exceed $1 billion: $0 to $1 billion Over $1 billion	.40% .375% .35% .35% .325%

FUND	ASSETS	FEES
JNL/T. Rowe Price Short-Term Bond Fund[6,9]
$0 to $50 million
$50 million to $100 million

Assets exceed $100 million:
All Assets

Assets exceed $250 million:
All Assets

Assets exceed $500 million:
$0 to $500 million
Over $500 million

Assets exceed $1 billion:
All Assets

.225% .175% .15%[6] .125%[6] .125% .10% .10%[6]
JNL/T. Rowe Price Value Fund[9,10]
Assets up to $100 million:
$0 to $50 million
$50 million to $100 million

When assets exceed $100 million, but are less than $200 million:
All Assets

When assets exceed $200 million, but are less than $500 million:
All Assets

When assets exceed $500 million, but are less than $1 billion:
$0 to $500 million
$500 million to $1 billion

When assets exceed $1 billion:
All Assets
.50% .45% .40% .35% .325% .30% .30%
JNL/Westchester Capital Event Driven Fund	All Assets	.85%
JNL/S&P Managed Growth Fund[1]	$0 to $8 billion Over $8 billion	.02% .01%
JNL/S&P Managed Conservative Fund[1]	$0 to $8 billion Over $8 billion	.02% .01%
JNL/S&P Managed Moderate Growth Fund[1]	$0 to $8 billion Over $8 billion	.02% .01%
JNL/S&P Managed Moderate Fund[1]	$0 to $8 billion Over $8 billion	.02% .01%
JNL/S&P Managed Aggressive Growth Fund[1]	$0 to $8 billion Over $8 billion	.02% .01%
JNL Disciplined Moderate Fund	All Assets	N/A*
JNL Disciplined Moderate Growth Fund	All Assets	N/A*

FUND	ASSETS	FEES
JNL Disciplined Growth Fund	All Assets	N/A*
JNL/S&P 4 Fund	All Assets	N/A*
* This Fund does not have a Sub-Adviser.
1 Assets for these Funds are aggregated in calculating the SPIAS sub-advisory fee.
2 The assets of the JNL/WMC Money Market Fund of the JNL Series Trust and the assets of the JNL Money Market Fund of JNL Investors Series Trust will be combined for purposes of determining the applicable annual rate.  The Sub-Adviser is voluntarily waiving fees in excess of 0.025% on all aggregated average daily net assets through June 30, 2016.
3 The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that takes effect once assets exceed $1 billion.  The credit will apply at an asset range between approximately $946.4 million and $1 billion.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the fee schedule of 0.35% for average net assets up to $1 billion and 0.325% for average net assets greater than $1 billion would be triggered, or (b) fall below a threshold of approximately $946.4 million, where the tiered fee schedule as presented above would be fully re-applied.
4 For net assets under $500 million, the sub-adviser fees will be 0.20% for assets up to $200 million.
5 For the purpose of calculating the sub-adviser fee for the JNL/Franklin Templeton Income Fund, the JNL/Franklin Templeton Global Growth Fund, the JNL/Franklin Templeton Global Multisector Bond Fund, the JNL/Franklin Templeton International Small Cap Growth Fund, and the JNL/Franklin Templeton Mutual Shares Fund, the following fee discount is applied based on the combined average daily net assets of the portfolios:  Assets between $500 million and $1.0 billion, 2.5% fee reduction, assets between $1.0 billion and $1.5 billion, 5.0% fee reduction, assets between $1.5 billion and $2.5 billion, 7.5% fee reduction, and assets between $2.5 billion and $7.5 billion, 10.0% fee reduction, assets between $7.5 billion and $12.5 billion, 12.5% fee reduction, and assets above $12.5 billion, 15% fee reduction.
6 For net assets greater or equal to $100 million, the sub-adviser fees will be 0.15% on all assets.  The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $100 million.  The credit will apply at an asset range between approximately $71.4 million and $100 million. For net assets greater or equal to $250 million, the sub-adviser fees will be 0.125% on all assets.  The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $250 million.  The credit will apply at an asset range between approximately $208.3 million and $250 million. For net assets greater or equal to $1 billion, the sub-adviser fees will be 0.10% on all assets.  The Sub-Adviser will provide the Adviser a transitional fee credit to eliminate any discontinuity between the tiered fee schedule and the fee schedule that takes effect once assets exceed $1 billion.  The credit will apply at an asset range between approximately $875 million and $1 billion.
7 When aggregate net assets of JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund equal or exceed $3 billion, the annual rate of 0.20% is applicable to amounts from $1 billion to $3 billion and 0.175% for amounts over $3 billion in the JNL/PIMCO Total Return Bond Fund. When aggregate net assets of JNL/PIMCO Real Return Fund and JNL/PIMCO Total Return Bond Fund are less than $3 billion, the annual rate of 0.25% is applicable to all assets. The fee is computed based on the combined market value of the Total Return portfolios; the Sub-Adviser will aggregate Total Return assets to derive an average fee to be applied to these Total Return portfolios.
8 For the purpose of calculating the sub-adviser fee for the JNL/Invesco Small Cap Growth Fund, assets must be combined with assets of the JNL/Invesco Global Real Estate Fund and the JNL/Invesco International Growth Fund, collectively.  For combined net assets greater than $1 billion, the sub-adviser fee will be 0.55% on all assets for the JNL/Invesco Small Cap Growth Fund.
9 For the purpose of calculating the sub-advisory fee for the JNL/T. Rowe Price Established Growth Fund, the JNL/T. Rowe Price Mid-Cap Growth Fund, JNL/T. Rowe Price Short-Term Bond Fund, and the JNL/T. Rowe Price Value Fund, the Sub-Adviser applies the following fee discount based on the average daily aggregate net assets of the portfolios and the JNL/T. Rowe Price Capital Appreciation Fund of the Jackson Variable Series Trust, provided such aggregate net assets are at least $1 billion invested in two or more of the strategies as designated by T. Rowe Price, currently represented by the listed funds: 2.5% fee reduction for assets between $0 and $1 billion, a 5.0% fee reduction for assets between $1 billion and $2.5 billion, 7.5% fee reduction for assets between $2.5 billion and $5 billion, a 10.0% fee reduction for assets between $5 billion and $10 billion, and a 12.5% fee reduction for assets above $10 billion.
10 The Sub-Adviser will provide the Adviser a transitional credit to eliminate any discontinuity between the tiered fee schedule and the flat fee schedule that takes effect once assets exceed $1 billion.  The credit will apply at an asset range between approximately $958.3 million and $1 billion.  The credit will be applied against the fees assessed under the existing fee schedule and will have the effect of reducing the dollar fee until assets either (a) exceed $1 billion, when the fee schedule of 0.30% for all average net assets would be triggered, or (b) fall below a threshold of approximately $958.3 million, where the tiered fee schedule as presented above would be fully re-applied.
11 Assets for these Funds are aggregated in calculating the sub-advisory fee.
12 For the purpose of calculating the sub-advisory fee for the JNL/Capital Guardian Global Balanced Fund, the Sub-Adviser applies the following fee discount based on the average daily net assets of the Funds, provided such net assets are at least $1.25 million invested in the Fund, currently represented by the listed funds: a 5% fee reduction for all Fund’s annualized fees exceeding $1.25 million.
13 For the purpose of calculating the sub-advisory fee for the JNL Multi-Manager Alternative Fund (the portion of Average Daily Net Assets managed by Invesco Advisers, Inc.), the JNL/Invesco International Growth Fund, the JNL/Invesco Global Real Estate Fund, the JNL/Invesco Mid Cap Value Fund, and the JNL/Invesco Small Cap Growth Fund, the following fee discount will be applied to total sub-advisory fees based on the average daily aggregate net assets of the Funds: 2.5% fee reduction for assets between $2.5 billion and $5 billion, 5% fee reduction for assets between $5 billion and $7.5 billion, 7.5% fee reduction for assets between $7.5 billion and $10 billion, a 10% fee reduction for assets over $10 billion.
14 A fee discount shall apply when DoubleLine is providing sub-advisory services to JNAM for at least two separate and distinct funds. The Sub-Adviser provides sub-advisory services for the JNL/DoubleLine® Emerging Markets Fixed Income Fund, JNL/DoubleLine® Shiller Enhanced CAPE Fund, JNL/FPA + DoubleLine® Flexible Allocation Fund (for the discrete portion of Average Daily Net Assets managed by DoubleLine) and the JNL/DoubleLine® Total Return Fund, a Fund of the Jackson Variable Series Trust (together known as the “Sub-Advised Funds”). For the purposes of calculating the sub-advisory fee discounts, DoubleLine applies the following discounts based on the combined assets of the Sub-Advised Funds: 2.5% fee reduction for assets over $1 billion up to and including $2.5 billion, a 5.0% fee reduction for combined assets over $2.5 billion up to and including $5 billion, a 7.5% fee reduction for combined assets over $5 billion up to and including $7.5 billion, and a 10.0% fee reduction for combined assets over $7.5 billion up to and including $10 billion.
15 For net assets greater than $500 million, the sub-adviser fee will be 0.40% on all assets.

Subject to the supervision of the Adviser and the Trustees pursuant to investment sub-advisory agreements entered into between the Adviser and each of the Sub-Advisers, the Sub-Advisers invest and reinvest or make recommendations to invest and reinvest the Fund’s assets consistent with the Fund’s respective investment objectives and policies.  With respect to the foregoing, it should be noted that subject to the supervision of the Adviser and Trustees pursuant to the investment sub-advisory agreements, SPIAS develops recommendations and allocations consistent with each of its sub-advised Fund’s investment objectives and policies, but does not trade securities or invest and reinvest assets on behalf of those Funds. Each investment sub-advisory agreement continues in effect for each Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by a majority of the Trustees who are not parties to such agreement or interested persons of any such party except in their capacity as Trustees of the Fund and by the shareholders of the affected Fund or the Board.  A sub-advisory agreement may be terminated at any time upon 60 days’ notice by either party or under certain sub-advisory agreements, upon 60 days’ notice of the Trust and the Adviser and 90 days’ notice of the Sub-Adviser, or by a majority vote of the outstanding shares of the Fund to which such agreement relates, and will terminate automatically upon assignment or upon the termination of the investment management agreement between the Adviser and the Fund.  Additional Funds may be subject to a different agreement.  Except with respect to the Funds sub-advised by SPIAS, Sub-Advisers are responsible for compliance with or have agreed to use their best efforts to manage the Fund to comply with the provisions of Section 817(h) of the Code applicable to each Fund (relating to the diversification requirements applicable to investments in underlying variable annuity contracts). With respect to the Funds sub-advised by SPIAS, the Adviser and the Sub-Adviser jointly are responsible for compliance of the Funds with Section 817(h).

The S&P 500 Index, S&P MidCap 400 Index, S&P SmallCap 600 Index, and Dow Jones Brookfield Global Infrastructure Index (collectively, the “Indices”) are products of S&P Dow Jones Indices LLC or its affiliates (“SPDJI”), and has been licensed for use by Jackson National Life Insurance Company (“Jackson”).  The Dow Jones Brookfield Global Infrastructure Index is calculated by SPDJI pursuant to an agreement with Brookfield Redding, Inc. (together with its affiliates, “Brookfield”) and has been licensed for use. Standard & Poor’s®, S&P® and S&P 500®, S&P MidCap 400® and S&P SmallCap 600® are registered trademarks of Standard & Poor’s Financial Services LLC; Dow Jones® is a registered trademark of Dow Jones Trademark Holdings LLC (“Dow Jones”); Brookfield® is a registered trademark of Brookfield Asset Management, Inc.; and the foregoing trademarks have been licensed by SPDJI for use.  The JNL/Mellon Capital S&P 500 Index Fund, JNL/Mellon Capital S&P 400 MidCap Index Fund, JNL/Mellon Capital Small Cap Index Fund, and the JNL/Brookfield Global Infrastructure and MLP Fund (collectively, the “Products”) are not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, Standard & Poor’s Financial Services LLC, Brookfield or any of their respective affiliates (collectively, “S&P Dow Jones Indices”).  S&P Dow Jones Indices makes no representation or warranty, express or implied, to the owners of the Products or any member of the public regarding the advisability of investing in securities generally or in the Products particularly or the ability of the Indices to track general market performance.  S&P Dow Jones Indices’ only relationship to Jackson with respect to the Indices or the Products is the licensing of the Indices and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices and/or its licensors.  The Indices are determined, composed and calculated by S&P Dow Jones Indices without regard to Jackson or the Products.  S&P Dow Jones Indices have no obligation to take the needs of Jackson or the owners of the Products into consideration in determining, composing or calculating the Indices.  S&P Dow Jones Indices are not responsible for and have not participated in the determination of the prices, and amount of the Products or the timing of the issuance or sale of the Products in the determination or calculation of the equation by which the Products are to be converted into cash, surrendered or redeemed, as the case may be.  S&P Dow Jones Indices have no obligation or liability in connection with the administration, marketing or trading of the Products. There is no assurance that investment products based on the Indices will accurately track index performance or provide positive investment returns.  S&P Dow Jones Indices LLC is not an investment advisor.  Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice. Notwithstanding the foregoing, CME Group Inc. and its affiliates may independently issue and/or sponsor financial products unrelated to Products currently being issued by Jackson, but which may be similar to and competitive with Products.  In addition, CME Group Inc. and its affiliates may trade financial products which are linked to the performance of the Index.

S&P DOW JONES INDICES DOES NOT GUARANTEE THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE INDICES OR ANY DATA RELATED THERETO OR ANY COMMUNICATION,

INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO.  S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS IN CALCULATING THE INDICES.  S&P DOW JONES INDICES MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY JACKSON OR OWNERS OF THE PRODUCTS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDICES OR WITH RESPECT TO ANY DATA RELATED THERETO.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE.  THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND JACKSON, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

SPDR® is a registered trademark of Standard & Poor’s Financial Services.  S&P Capital IQTM is a trademark of Standard & Poor’s Financial Services LLC.

The following applies to the JNL/S&P Managed Growth Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Aggressive Growth Fund,  JNL/S&P 4 Fund, JNL/S&P Competitive Advantage Fund, JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, JNL/S&P Mid 3 Fund, and JNL/S&P International 5 Fund.

Standard & Poor’s Investment Advisory Services LLC (“SPIAS”) is a registered investment adviser with the U.S. Securities and Exchange Commission and a wholly owned subsidiary of McGraw-Hill Financial, Inc. SPIAS does not provide advice to underlying clients of the firms to which it provides services. SPIAS does not act as a “fiduciary” or as an “investment manager,” as defined under ERISA, to any investor. SPIAS is not responsible for client suitability.

Programs and products of the firms to which SPIAS provides services are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in those programs and products. With respect to the asset allocations and investments recommended by SPIAS, investors should realize that such investment recommendations are provided to Jackson National Asset Management, LLC only as a general recommendation. The underlying funds of the JNL/S&P 4 Fund are sub-advised by SPIAS. SPIAS does not sub-advise the JNL/S&P 4 Fund. There is no agreement or understanding whatsoever that SPIAS will provide individualized advice to any investor. SPIAS does not take into account any information about any investor or any investor’s assets when providing investment advisory services to firms to which SPIAS provides services. SPIAS does not have any discretionary authority or control with respect to purchasing or selling securities or making other investments. Individual investors should ultimately rely on their own judgment and/or the judgment of a representative in making their investment decisions.

Standard & Poor’s  Financial Services LLC, SPIAS, and their affiliates (collectively “S&P”), and any third-party providers, as well as their directors, officers, shareholders, employees or agents (collectively with S&P,  S&P Parties) do not guarantee the accuracy, completeness, adequacy or timeliness of any information, including ratings and valuations, and are not responsible for errors and omissions, or for the results obtained from the use of such information, and S&P Parties shall have no liability for any errors, omission, or interruptions therein (negligent or otherwise), regardless of the cause, or for the results obtained from the use of such information. S&P PARTIES DISCLAIM ANY AND ALL EXPRESS OR IMPLIED WARRANTIES, INCLUDING, BUT NOT LIMITED TO, ANY WARRANTIES OF MERCHANTABILITY, SUITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE. In no event shall S&P Parties be liable to any party for any direct, indirect, incidental, exemplary, compensatory, punitive, special or consequential damages, costs, expenses, legal fees, or losses (including, without limitation, lost income or lost profits and opportunity costs or losses caused by negligence) in connection with any use of the information contained in this document even if advised of the possibility of such damages.

S&P’s credit ratings are statements of opinion as of the date they are expressed and not statements of fact or recommendations to purchase, hold, or sell any securities or to make any investment decisions.  S&P credit ratings should not be relied on when making any investment or other business decision.  S&P’s opinions and analyses do not address the suitability of any security.  S&P does not act as a fiduciary or an investment advisor, except where registered as such. While S&P has obtained information from sources they believe to be reliable, S&P does not perform an audit and undertakes no duty of due diligence or independent verification of any information it receives.

To the extent that regulatory authorities allow a rating agency to acknowledge in one jurisdiction a rating issued in another jurisdiction for certain regulatory purposes, S&P reserves the right to assign, withdraw or suspend such acknowledgement at any time and in its sole discretion. S&P Parties disclaim any duty whatsoever arising out of the assignment, withdrawal or suspension of an acknowledgment as well as any liability for any damage alleged to have been suffered on account thereof.

S&P keeps certain activities of its business units separate from each other in order to preserve the independence and objectivity of their respective activities. As a result, certain business units of S&P may have information that is not available to other S&P business units. S&P has established policies and procedures to maintain the confidentiality of certain non-public information received in connection with each analytical process.

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Based on a universe of funds provided to SPIAS, SPIAS may recommend for investment certain funds to which S&P licenses certain intellectual property or otherwise has a financial interest, including exchange-traded funds whose investment objective is to substantially replicate the returns of a proprietary index of S&P Dow Jones Indices, such as the S&P 500®. SPIAS recommends these funds for investment based on asset allocation, sector representation, liquidity and other factors; however, SPIAS has a potential conflict of interest with respect to the inclusion of these funds.  In cases where S&P is paid fees that are tied to the amount of assets that are invested in the fund, investment in the fund will generally result in S&P earning compensation in addition to the fees received by SPIAS in connection with its provision of services.  In certain cases there may be alternative funds that are available for investment that will provide investors substantially similar exposure to the asset class or sector.

S&P provides a wide range of services to, or relating to, many organizations, including issuers of securities, investment advisers, broker-dealers, investment banks, other financial institutions and financial intermediaries, and accordingly may receive fees or other economic benefits from those organizations, including organizations whose securities or services they may recommend, rate, include in model portfolios, evaluate or otherwise address.

SPIAS may consider research and other information from affiliates in making its investment recommendations. The investment policies of certain portfolios specifically state that among the information SPIAS will consider in evaluating a security are the credit ratings assigned by S&P.  SPIAS does not consider the ratings assigned by other credit rating agencies. Credit rating criteria and scales may differ among credit rating agencies. Ratings assigned by other credit rating agencies may reflect more or less favorable opinions of creditworthiness than ratings assigned by S&P.

Russell Investment Group (“Russell”) is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes.  Russell is a trademark of Russell Investment Group.

JNL/Mellon Capital Small Cap Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Russell.  Russell is not responsible for and has not reviewed JNL/Mellon Capital Small Cap Index Fund nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.

Russell’s publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY COMPLETENESS,

RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.

THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND ARE NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. (“MSCI”), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE “MSCI PARTIES”).  THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI.  MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY JACKSON NATIONAL ASSET MANAGEMENT, LLC.  NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE.  MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND OR THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND OR ANY OTHER PERSON OR ENTITY.  NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES.  NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND IS REDEEMABLE.  FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND.

ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND, OWNERS OF THE

JNL/MELLON CAPITAL INTERNATIONAL INDEX FUND, THE JNL/MELLON CAPITAL EMERGING MARKETS INDEX FUND, OR THE JNL/MELLON CAPITAL UTILITIES SECTOR FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN.  NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARTIES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN.  WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Barclays Capital Inc. and its affiliates (“Barclays”) is not the issuer or producer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund and Barclays has no responsibilities, obligations or duties to investors in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The Shiller Barclays CAPE™ US Sector ER USD Index is a trademark owned by Barclays Bank PLC and licensed for use by JNL Series Trust (“JNLST”) as the Issuer of JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Barclays only relationship with the Issuer in respect of Shiller Barclays CAPE™ US Sector ER USD Index is the licensing of the Shiller Barclays CAPE™ US Sector ER USD Index which is determined, composed and calculated by Barclays without regard to the Issuer or the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund. Additionally, JNLST or JNL/DoubleLine® Shiller Enhanced CAPE® Fund may for itself execute transaction(s) with Barclays in or relating to the Shiller Barclays CAPE™ US Sector ER USD Index in connection with JNL/DoubleLine® Shiller Enhanced CAPE® Fund investors acquire JNL/DoubleLine® Shiller Enhanced CAPE® Fund from JNLST and investors neither acquire any interest in Shiller Barclays CAPE™ US Sector ER USD Index nor enter into any relationship of any kind whatsoever with Barclays upon making an investment in JNL/DoubleLine® Shiller Enhanced CAPE® Fund. The JNL/DoubleLine® Shiller Enhanced CAPE® Fund is not sponsored, endorsed, sold or promoted by Barclays. Barclays does not make any representation or warranty, express or implied regarding the advisability of investing in the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or the advisability of investing in securities generally or the ability of the Shiller Barclays CAPE™ US Sector ER USD Index to track corresponding or relative market performance. Barclays has not passed on the legality or suitability of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund with respect to any person or entity. Barclays is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund to be issued. Barclays has no obligation to take the needs of the Issuer or the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund or any other third party into consideration in determining, composing or calculating the Shiller Barclays CAPE™ US Sector ER USD Index Barclays has no obligation or liability in connection with administration, marketing or trading of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund.

The licensing agreement between JNLST and Barclays is solely for the benefit of JNLST and Barclays and not for the benefit of the owners of the JNL/DoubleLine® Shiller Enhanced CAPE® Fund, investors or other third parties.

BARCLAYS SHALL HAVE NO LIABILITY TO THE ISSUER, INVESTORS OR TO OTHER THIRD PARTIES FOR THE QUALITY, ACCURACY AND/OR COMPLETENESS OF THE Shiller Barclays CAPE™ US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR FOR INTERRUPTIONS IN THE DELIVERY OF THE Shiller Barclays CAPE™ US Sector ER USD Index. BARCLAYS MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER, THE INVESTORS OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE Shiller Barclays CAPE™ US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND HEREBY EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE Shiller Barclays CAPE™ US Sector ER USD Index OR ANY DATA INCLUDED THEREIN. BARCLAYS RESERVES THE RIGHT TO CHANGE THE METHODS OF CALCULATION OR PUBLICATION, OR TO CEASE THE CALCULATION OR PUBLICATION OF THE Shiller Barclays CAPETM US Sector ER USD Index, AND BARCLAYS SHALL NOT BE LIABLE FOR ANY MISCALCULATION OF OR ANY INCORRECT, DELAYED OR INTERRUPTED PUBLICATION

WITH RESPECT TO ANY OF THE Shiller Barclays CAPE™ US Sector ER USD Index BARCLAYS SHALL NOT BE LIABLE FOR ANY DAMAGES, INCLUDING, WITHOUT LIMITATION, ANY SPECIAL, INDIRECT OR CONSEQUENTIAL DAMAGES, OR ANY LOST PROFITS AND EVEN IF ADVISED OF THE POSSIBILITY OF SUCH, RESULTING FROM THE USE OF THE Shiller Barclays CAPE™ US Sector ER USD Index OR ANY DATA INCLUDED THEREIN OR WITH RESPECT TO THE JNL/DOUBLELINE® SHILLER ENHANCED CAPE® FUND.

None of the information supplied by Barclays Bank PLC and used in this publication may be reproduced in any manner without the prior written permission of Barclays Capital, the investment banking division of Barclays Bank PLC. Barclays Bank PLC is registered in England No. 1026167. Registered office 1 Churchill Place London E l 4 5HP.

Investment Management Arrangement Applicable to the JNL/American Funds Feeder Funds.  JNAM has entered into a contractual agreement with the Trust under which it will waive a portion, as outlined below, of its advisory fee for each JNL/American Funds Feeder Fund for such time as the JNL/American Funds Feeder Fund is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment management agreement with the Trust.  This fee waiver will continue as long as the JNL/American Funds Feeder Fund is part of a master-feeder fund structure unless the Board of Trustees approves a change in or elimination of the waiver.  The JNL/American Funds Feeder Funds commenced operations on or about May 1, 2010. As of the date of this SAI, the following management fees waivers were reported for the period ended December 31, 2015, 2014, and 2013, respectively:

JNL/American Funds Feeder Fund	Period Ending December 31, 2015	Period ending December 31, 2014	Period ending December 31, 2013
JNL/American Funds Blue Chip Income and Growth Fund	$8,660,964	$7,133,768	$4,479,445
JNL/American Funds Global Bond Fund	$2,426,446	$2,820,297	2,531,805
JNL/American Funds Global Small Capitalization Fund	$2,704,084	$2,313,657	1,605,430
JNL/American Funds Growth-Income Fund	$10,121,900	$8,189,477	4,951,565
JNL/American Funds International Fund	$5,162,819	$3,943,883	2,595,114
JNL/American Funds New World Fund	$5,995,975	$5,847,188	4,337,646

In addition, the Agreement provides that CRMC may delegate all, or a portion of, its investment management responsibilities to one or more subsidiary advisers that is approved by the AFIS Master Funds’ board, pursuant to an agreement between CRMC and such subsidiary. Any such subsidiary adviser will be paid solely by CRMC out of its fees.

JNL/American Funds Feeder Fund	Amount of Waiver
JNL/American Funds Blue Chip Income and Growth Fund	0.45%
JNL/American Funds Global Bond Fund	0.52%
JNL/American Funds Global Small Capitalization Fund	0.56%
JNL/American Funds Growth-Income Fund	0.36%
JNL/American Funds International Fund	0.56%
JNL/American Funds New World Fund	0.77%

Investment Management Agreement of the AFIS Master Funds.  Each AFIS Master Fund has entered into an Investment Advisory and Service Agreement (collectively, the “Agreements”) with CRMC. The Agreements will continue in effect until January 31, 2017, unless sooner terminated, and may be renewed from year to year thereafter, provided that any such renewal has been specifically approved at least annually by (a) the board of trustees, or by the vote of a majority (as defined in the 1940 Act) of the outstanding voting securities of the applicable AFIS Master Fund, and (b) the vote of a majority of Trustees who are not parties to the Agreements or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The Agreements provide that CRMC has no liability to the AFIS Master Funds for its acts or omissions in the performance of its obligations to the AFIS Master Funds not involving willful misconduct, bad faith, gross negligence or reckless disregard of its obligations under the Agreements. The Agreements also provide that either party has the right to terminate them, without penalty, upon 60 days’ written notice to the other party, and that the Agreements automatically terminate in the event of their assignment, as defined in the 1940 Act.

As compensation for its services, CRMC receives a monthly fee that is accrued daily, calculated at the annual rates of:

AFIS Master Blue Chip Income and Growth Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $900 million	0.45%
Next $1 billion	0.40%
Next $1.5 billion	0.38%
Next $2.5 billion	0.37%
Amount over $6.5 billion	0.36%

AFIS Master Global Bond Fund

Average Daily Net Assets	Annual Rate
First $1 billion	0.57%
Next $2 billion	0.50%
Amount over $3 billion	0.45%

AFIS Master Global Small Capitalization Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.80%
Next $400 million	0.74%
Next $1 billion	0.70%
Next $1 billion	0.67%
Next $2 billion	0.65%
Amount over $5 billion	0.635%

AFIS Master Growth-Income Fund

Average Daily Net Assets	Annual Rate
First $600 million	0.50%
Next $900 million	0.45%
Next $1 billion	0.40%
Next $1.5 billion	0.32%
Next $2.5 billion	0.285%
Next $4 billion	0.256%
Next $2.5 billion	0.242%
Next $4 billion	0.235%
Next $4 billion	0.23%
Next $6 billion	0.225%
Next $7 billion	0.222%
Amount over $34 billion	0.219%

AFIS Master International Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.69%
Next $500 million	0.59%
Next $500 million	0.53%
Next $1 billion	0.50%
Next $1.5 billion	0.48%
Next $2.5 billion	0.47%
Next $4 billion	0.46%
Next $6.5 billion	0.45%

Average Daily Net Assets	Annual Rate
Next $4 billion	0.44%
Amount over $21 billion	0.43%

AFIS Master New World Fund

Average Daily Net Assets	Annual Rate
First $500 million	0.85%
Next $500 million	0.77%
Next $500 million	0.71%
Next $1 billion	0.66%
Amount over $2.5 billion	0.62%

In addition to providing investment advisory services, CRMC furnishes the services and pays the compensation and travel expenses of qualified persons to perform the executive and related administrative functions of the AFIS Master Funds, and provides necessary office space, office equipment and utilities, and general purpose accounting forms, supplies and postage used at the office of the AFIS Master Funds relating to the services furnished by CRMC. Subject to the expense agreement described below, the AFIS Master Funds will pay all expenses not expressly assumed by CRMC, including, but not limited to: registration and filing fees of federal and state agencies; blue sky expenses (if any); expenses of shareholders’ meetings; the expense of reports to existing shareholders; expenses of printing proxies and prospectuses; insurance premiums; legal and auditing fees; dividend disbursement expenses; the expense of the issuance, transfer and redemption of its shares; custodian fees; printing and preparation of registration statements; taxes; compensation, fees and expenses paid to Trustees unaffiliated with CRMC; association dues; and costs of stationary and forms prepared exclusively for the AFIS Master Funds.

CRMC’s total fees for the fiscal years ended December 31, 2015, 2014, and 2013, were:

Fund Name	2015	2014	2013
Master Blue Chip Income and Growth Fund	28,369,000	$27,138,000	$23,881,000
Master Global Bond Fund	35,972,000	$13,996,000	$13,959,000
Master Global Small Capitalization Fund	30,635,000	$29,376,000	$27,187,000
Master Growth-Income Fund	66,847,000	$66,888,000	$63,617,000
Master International Fund	39,545,000	$40,834,000	$44,541,000
Master New World Fund	19,457,000	$19,582,000	$18,795,000

For additional information regarding the AFIS Master Funds investment management agreement, please see the AFIS Master Fund SAI, which is delivered together with this SAI.

AFIS Master Fund Portfolio Managers.  CRMC uses a system of multiple portfolio managers in managing AFIS Master Fund assets. Under this approach, the AFIS Master Fund’s portfolio is divided into segments managed by individual managers who decide how their respective segments will be invested. In addition, CRMC’s investment analysts may make investment decisions with respect to a portion of an AFIS Master Fund’s portfolio within their research coverage. Portfolio managers and investment analysts may also make investment decisions for other mutual funds advised by CRMC. Because each JNL/American Funds Feeder Fund invests all or substantially all of its assets in a corresponding AFIS Master Fund, the information below summarizes the information applicable to the AFIS Master Funds’ portfolio managers and investment analysts.

Other Accounts Managed by AFIS Master Fund Portfolio Managers.  The following tables list the number and types of other accounts managed by the AFIS Master Funds’ portfolio managers and assets under management in those accounts as of the end of the AFIS Master Funds’ most recently completed fiscal year ended December 31, 2015.

AFIS Master Blue Chip Income and Growth Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[2]	AUM ($ bil)[2]	Other Accounts[3]	AUM ($ bil)[3]
Christopher D. Buchbinder	2	$215.6	1	$0.07	0	$0
James B. Lovelace	21	$260.4	0	$0	0	$0
James Terrile	4	$307.0	0	$0	0	$0

AFIS Master Global Bond Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[2]	AUM ($ bil)[2]	Other Accounts[3]	AUM ($ bil)[3]
David A. Daigle	7	$170.4	2	$1.27	2	$0.34
Mark A. Brett	5	$33.3	1	$0.03	3[5]	$1.47
Thomas H. Hogh	4	$51.0	1	$0.25	2[6]	$1.03
Robert H. Neithart	8	$75.3	5	$2.06	12[4]	$4.74

AFIS Master Global Small Capitalization Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[2]	AUM ($ bil)[2]	Other Accounts[3]	AUM ($ bil)[3]
Claudia P. Huntington	4	$113.3	0	$0	0	$0
Mark E. Denning	5	$269.8	1	$0.61	0	$0
J. Blair Frank	3	$195.1	0	$0	0	$0
Harold H. La	3	$124.6	0	$0	0	$0
Lawrence Kymisis	2	$150.1	0	$0	0	$0
Aidan O’Connell	1	$27.2	0	$0	0	$0

AFIS Master Growth-Income Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[2]	AUM ($ bil)[2]	Other Accounts[3]	AUM ($ bil)[3]
Donald D. O’Neal	2	$215.6	1	$0.41	0	$0
Claudia P. Huntington	4	$93.3	0	$0	0	$0
J. Blair Frank	3	$175.1	0	$0	0	$0
Dylan Yolles	1	$34.8	0	$0	0	$0
William L. Robbins	3	$35.5	0	$0	1,053	$8.43

AFIS Master International Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[2]	AUM ($ bil)[2]	Other Accounts[3]	AUM ($ bil)[3]
Sung Lee	3	$205.9	0	$0	0	$0
L. Alfonso Barroso	3	$185.6	1	$0.61	0	$0
Jesper Lyckeus	2	$123.9	0	$0	0	$0
Christopher Thomsen	2	$145.2	0	$0	0	$0

AFIS Master New World Fund

Portfolio Manager	Registered Investment Company Accounts[1]	AUM ($ bil)[1]	Pooled Accounts[2]	AUM ($ bil)[2]	Other Accounts[3]	AUM ($ bil)[3]
Carl M. Kawaja	3	$276.6	1	$2.86	0	$0
Nicholas J. Grace	3	$147.0	0	$0	0	$0
Robert H. Neithart	2	$74.8	5	$2.06	12[4]	$4.74
Galen Hoskin	8	$27.8	1	$2.86	0	$0

1 Indicates RIC(s) for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s) and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
2 Represents funds advised or sub-advised by Capital Research and Management Company or its affiliates and sold outside the United States and/or fixed-income assets in institutional accounts managed by investment adviser subsidiaries of Capital Group International, Inc., an affiliate of Capital Research and Management Company. Assets noted are the total net assets of the funds or accounts and are not the total assets managed by the individual, which is a substantially lower amount. No fund has an advisory fee that is based on the performance of the fund.
3 Reflects other professionally managed accounts held at companies affiliated with Capital Research and Management Company. Personal brokerage accounts of portfolio managers and their families are not reflected.
4 The advisory fee of two of these accounts (representing $1.10 billion in total assets) is based partially on their investment results.
5 The advisory fee of one of these accounts (representing $0.92 billion in total assets) is based partially on its investment results.
6 The advisory fee of one of these accounts (representing $0.92 billion in total assets) is based partially on its investment results.

Conflicts of Interest between the AFIS Master Funds and Other Accounts

CRMC has adopted policies and procedures that address issues that may arise as a result of an investment professional’s management of one or more AFIS Master Funds and his or her management of other funds and accounts. Potential issues could involve allocation of investment opportunities and trades among funds and accounts, use of information regarding the timing of fund trades, investment professional compensation and voting relating to portfolio securities. CRMC believes that its policies and procedures are reasonably designed to address these issues.

Compensation of AFIS Master Fund Portfolio Managers

Portfolio managers and investment analysts are paid competitive salaries by CRMC. In addition, they may receive bonuses based on their individual portfolio results. Investment professionals also may participate in profit-sharing plans. The relative mix of compensation represented by bonuses, salary and profit-sharing will vary depending on the individual’s portfolio results, contributions to the organization and other factors. To encourage a long-term focus, bonuses based on investment results are calculated by comparing pretax total investment returns to relevant benchmarks over the most recent year, a four-year rolling average and an eight-year rolling average with greater weight placed on the four-year and eight-year rolling averages. Bonuses for investment results generated in 2016 and thereafter will be based on the most recent year, a three-year rolling average, a five-year rolling average and an eight-year rolling average, with increasing weight placed on each succeeding measurement period. Bonuses for investment results generated in 2015 will be calculated using both methods referenced above, and the payment for individual managers and analysts will be the higher of the two calculations. For portfolio managers, benchmarks may include measures of the marketplaces in which the relevant AFIS Master Fund invests and measures of the results of comparable mutual funds. For investment analysts, benchmarks may include relevant market measures and appropriate industry or sector indexes reflecting their areas of expertise. CRMC makes periodic subjective assessments of analysts’ contributions to the investment process and this is an element of their overall compensation. The AFIS Master Funds’ portfolio managers may be measured against one or more of the following benchmarks, depending on his or her investment focus:

AFIS Master Fund	Benchmark
AFIS Master Blue Chip Income and Growth Fund	S&P 500, a custom index of growth-income, equity-income and growth funds that have significant U.S. equity holdings and have an explicit income objective or focus

AFIS Master Global Bond Fund
Barclays Global Aggregate Bond Index, Barclays U.S. Corporate High Yield Index 2% Issuer Cap, a custom average consisting of one share class per fund of global income funds that disclose investment objectives and strategies comparable to those of the fund, a custom average consisting of one share class per fund of high yield funds that disclose investment objectives and strategies comparable to those of the fund.

AFIS Master Global Small Capitalization Fund	Lipper Small Cap Growth Funds Index, Lipper International Small Cap Funds Index, MSCI USA Small Cap Index, MSCI All Country World ex USA Small Cap Index

AFIS Master Growth-Income Fund	S&P 500, Lipper Growth & Income Funds Index

AFIS Master International Fund	MSCI All Country World ex-USA Index, Lipper International Funds Index

AFIS Master New World Fund
MSCI All Country World Index, Lipper Global Funds Index, MSCI Emerging Markets Index, Lipper Emerging Markets Funds Index, JP Morgan Emerging Markets Bond Index Global, a custom average consisting of one share class per fund of emerging markets debt funds that disclose investment objectives and strategies comparable to those of the fund.

From time to time, Capital Research and Management Company may adjust these benchmarks to better reflect the universe of comparably managed funds of competitive investment management firms.

Fund Securities Beneficially Owned by AFIS Master Fund Portfolio Managers

Shares of the AFIS Master Funds may only be owned by purchasing variable annuity and variable life insurance contracts.  Each portfolio manager’s needs for variable annuity or variable life insurance contracts and the role those contracts would play in their comprehensive investment portfolio will vary and depend on a number of factors including tax, estate planning, life insurance, alternative retirement plans or other considerations. The portfolio managers have determined that variable annuity products are not needed for their individual retirement planning, and, as a result, as of the end of the AFIS Master Funds’ most recent fiscal year period, they did not hold shares of the AFIS Master Funds.

Administrative Fee.  In addition to the investment advisory fee, each Fund pays to JNAM (“Administrator”) an Administrative Fee as an annual percentage of the average daily net assets of the Fund as set forth below.

Funds	Assets	Administrative Fee
JNL/American Funds Blue Chip Income and Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Global Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Global Small Capitalization Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Growth-Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds International Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds New World Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Administrative Fee
JNL Multi-Manager Alternative Fund	$0 to $3 billion Assets over $3 billion	.20% .18%
JNL Multi-Manager Mid Cap Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL Multi-Manager Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Multi-Manager Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL Institutional Alt 20 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 35 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Institutional Alt 50 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Alt 65 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/American Funds Balanced Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/American Funds Growth Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AB Dynamic Asset Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/AQR Managed Futures Strategy Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Natural Resources Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Global Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/BlackRock Large Cap Select Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Boston Partners Global Long Short Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Brookfield Global Infrastructure and MLP Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Capital Guardian Global Balanced Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Causeway International Value Select Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Crescent High Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/DFA U.S. Core Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/DoubleLine® Emerging Markets Fixed Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%

Funds	Assets	Administrative Fee
JNL/DoubleLine® Shiller Enhanced CAPE® Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/FPA + DoubleLine® Flexible Allocation Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Founding Strategy Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Franklin Templeton Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Global Multisector Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Income Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Franklin Templeton International Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Franklin Templeton Mutual Shares Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Core Plus Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs Emerging Markets Debt Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Goldman Sachs Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Goldman Sachs U.S. Equity Flex Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Harris Oakmark Global Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco China-India Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Global Real Estate Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco International Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Invesco Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Invesco Small Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan MidCap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/JPMorgan U.S. Government & Quality Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Lazard Emerging Markets Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital 10 x 10 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%

Funds	Assets	Administrative Fee
JNL/Mellon Capital Index 5 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Mellon Capital Emerging Markets Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital European 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Pacific Rim 30 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital S&P 500 Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital S&P 400 MidCap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Small Cap Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital International Index Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Mellon Capital Bond Index Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Mellon Capital Utilities Sector Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/MMRS Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/MMRS Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/MMRS Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/Morgan Stanley Mid Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Neuberger Berman Strategic Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Emerging Markets Innovators Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Oppenheimer Global Growth Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PIMCO Real Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PIMCO Total Return Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Floating Rate Income Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/PPM America High Yield Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Mid Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%

Funds	Assets	Administrative Fee
JNL/PPM America Small Cap Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Total Return Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/PPM America Value Equity Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Red Rocks Listed Private Equity Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/Scout Unconstrained Bond Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/T. Rowe Price Established Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Mid-Cap Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Short-Term Bond Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/T. Rowe Price Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/Westchester Capital Event Driven Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/WMC Balanced Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Money Market Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/WMC Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Competitive Advantage Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Dividend Income & Growth Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Intrinsic Value Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Total Yield Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P Mid 3 Fund	$0 to $3 billion Assets over $3 billion	.10% .09%
JNL/S&P International 5 Fund	$0 to $3 billion Assets over $3 billion	.15% .13%
JNL/S&P 4 Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Conservative Fund	$0 to $3 billion Assets over $3 billion	.05% .045%

Funds	Assets	Administrative Fee
JNL/S&P Managed Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL/S&P Managed Aggressive Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Disciplined Moderate Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Disciplined Moderate Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%
JNL Disciplined Growth Fund	$0 to $3 billion Assets over $3 billion	.05% .045%

In return for the Administrative Fee, the Administrator provides or procures all necessary administrative functions and services for the operation of the Funds.  In addition, the Administrator, at its own expense, arranges and pays for routine legal (except for litigation expenses and other expenses incurred by the JNL/Franklin Templeton Mutual Shares Fund), audit, fund accounting, custody (except overdraft and interest expense), printing and mailing, a portion of the Chief Compliance Officer costs and all other services necessary for the operation of each Fund.  Each Fund is responsible for trading expenses including brokerage commissions, interest and taxes, and other non-operating expenses.  Each Fund is also responsible for nonrecurring and extraordinary legal fees, interest expenses, registration fees, licensing costs, directors and officers insurance and the fees and expenses of the Independent Trustees and of independent legal counsel to the Independent Trustees. The fees paid by the Trust to the Administrator (before any fee waivers) for the fiscal year ended December 31, 2015, December 31, 2014, and December 31, 2013 were $152,696,894, $135,915,269, and $107,099,623, respectively.  The Administrator waived $1,335,947, $1,388,022, and $834,809 of its Administrative Fee for the fiscal years ended December 31, 2013, 2014, and 2015 respectively. The Administrator also waived additional fund expenses of $0, $334,008, and $223,781 for the fiscal years ended December 31, 2015, 2014, and 2013, respectively.

The fees paid by each Fund to the Administrator are outlined below:

Fund	December 31, 2015	December 31, 2014	December 31, 2013
JNL/American Funds Blue Chip Income and Growth Fund	$2,914,867	$2,229,306	$1,432,286
JNL/American Funds Global Bond Fund	$704,556	$769,174	$690,494
JNL/American Funds Global Small Capitalization Fund	$719,685	$578,414	$401,357
JNL/American Funds Growth-Income Fund	$4,162,528	$3,071,063	$1,856,854
JNL/American Funds International Fund	$1,373,481	$985,971	$669,995
JNL/American Funds New World Fund	$1,174,850	$1,096,351	$813,311
JNL Multi-Manager Alternative Fund ****	$843,531	N/A	N/A
JNL Multi-Manager Mid Cap Fund*	N/A	N/A	N/A
JNL Multi-Manager Small Cap Growth Fund (formerly, JNL/Eagle SmallCap Equity Fund)	$1,374,634	$1,512,692	$1,449,819
JNL Multi-Manager Small Cap Value Fund (formerly, JNL/Franklin Templeton Small Cap Value Fund)	$1,111,661	$1,082,036	$898,405
JNL Institutional Alt 20 Fund	$851,568	$898,785	$801,173
JNL Institutional Alt 35 Fund	$1,104,050	$1,212,822	$1,121,080
JNL Institutional Alt 50 Fund	$1,552,648	$1,691,200	$1,556,031
JNL Alt 65 Fund	$331,511	$354,035	$418,346
JNL/American Funds Balanced Allocation Fund	$1,499,858	$943,216	$446,059
JNL/American Funds Growth Allocation Fund	$1,247,314	$809,617	$322,609

Fund	December 31, 2015	December 31, 2014	December 31, 2013
JNL/AB Dynamic Asset Allocation Fund (formerly, JNL/AllianceBernstein Dynamic Asset Allocation Fund)	$44,184	$19,713	N/A
JNL/AQR Managed Futures Strategy Fund	$1,179,699	$885,976	$1,048,747
JNL/BlackRock Natural Resources Fund (formerly, JNL/BlackRock Commodity Securities Strategy Fund)	$1,347,793	$2,161,138	$2,223,873
JNL/BlackRock Global Allocation Fund	$5,375,927	$4,823,789	$3,232,352
JNL/BlackRock Large Cap Select Growth Fund	$1,434,239	$1,116,484	$620,057
JNL/Boston Partners Global Long Short Equity Fund	$696,804	$150,660	N/A
JNL/Brookfield Global Infrastructure and MLP Fund	$1,683,069	$1,574,137	$698,486
JNL/Capital Guardian Global Balanced Fund	$722,415	$725,537	$673,084
JNL/Crescent High Income Fund* *	N/A	N/A	N/A
JNL/DFA U.S. Core Equity Fund	$726,566	$611,780	$337,064
JNL/DoubleLine® Shiller Enhanced CAPE® Fund** *	$52,493	N/A	N/A
JNL/DoubleLine® Emerging Markets Fixed Income Fund* *	N/A	N/A	N/A
JNL/Franklin Templeton Founding Strategy Fund	$792,051	$832,799	$694,877
JNL/Franklin Templeton Global Growth Fund	$1,742,054	$1,753,057	$1,195,975
JNL/Franklin Templeton Global Multi-Sector Bond Fund	$3,033,125	$2,930,970	$2,041,974
JNL/Franklin Templeton Income Fund	$2,561,868	$2,569,614	$1,899,870
JNL/Franklin Templeton International Small Cap Growth Fund	$777,909	$699,586	$507,091
JNL/Franklin Templeton Mutual Shares Fund	$1,215,139	$1,203,901	$978,198
JNL/FPA + DoubleLine® Flexible Allocation Fund (formerly, JNL/Ivy Asset Strategy Fund)	$4,128,747	$4,763,839	$3,722,906
JNL/Goldman Sachs Core Plus Bond Fund	$1,096,076	$851,801	$853,040
JNL/Goldman Sachs Emerging Markets Debt Fund	$786,799	$1,087,127	$1,346,114
JNL/Goldman Sachs Mid Cap Value Fund	$1,241,872	$1,263,123	$1,080,176
JNL/Goldman Sachs U.S. Equity Flex Fund	$568,815	$357,737	$246,248
JNL/Harris Oakmark Global Equity Fund ****	$74,448	N/A	N/A
JNL/Invesco China-India Fund (formerly, JNL/Eastspring Investments China-India Fund)	$803,692	$715,923	$709,722
JNL/Invesco Global Real Estate Fund	$3,085,076	$2,732,874	$2,284,487
JNL/Invesco International Growth Fund	$2,318,125	$2,119,539	$1,420,492
JNL/Invesco Mid Cap Value Fund	$581,689	$461,533	$280,067
JNL/Invesco Small Cap Growth Fund	$1,167,167	$822,095	$533,734
JNL/Causeway International Value Select Fund (formerly, JNL/JPMorgan International Value Fund)	$1,086,030	$1,028,158	$866,634
JNL/JPMorgan Midcap Growth Fund	$1,574,797	$1,403,183	$903,587
JNL/JPMorgan U.S. Government & Quality Bond Fund	$1,399,616	$1,208,476	$1,391,168
JNL/Lazard Emerging Markets Fund	$1,723,207	$2,222,687	$2,218,234
JNL/Mellon Capital 10 x 10 Fund	$215,043	$207,701	$175,702
JNL/Mellon Capital Index 5 Fund	$387,814	$369,851	$316,114
JNL/Mellon Capital Emerging Markets Index Fund	$1,341,340	$1,168,449	$818,251
JNL/Mellon Capital European 30 Fund	$749,458	$507,576	$125,120
JNL/Mellon Capital Pacific Rim 30 Fund	$406,548	$344,374	$271,359
JNL/Mellon Capital S&P 500 Index Fund	$4,558,442	$3,548,653	$2,237,575
JNL/Mellon Capital S&P 400 Midcap Index Fund	$2,062,892	$1,754,358	$1,325,647
JNL/Mellon Capital Small Cap Index Fund	$1,872,193	$1,840,492	$1,393,791
JNL/Mellon Capital International Index Fund	$3,528,568	$3,521,531	$3,012,524
JNL/Mellon Capital Bond Index Fund	$1,014,506	$1,195,344	$1,823,062
JNL/Mellon Capital Utilities Sector Fund	$69,669	$30,757	$3,064

Fund	December 31, 2015	December 31, 2014	December 31, 2013
JNL/MMRS Conservative Fund	$171,825	$3,891	N/A
JNL/MMRS Growth Fund	$20,958	$2,209	N/A
JNL/MMRS Moderate Fund	$73,593	$5,877	N/A
JNL/Morgan Stanley Mid Cap Growth Fund	$349,282	$379,638	$107,674
JNL/Neuberger Berman Strategic Income Fund	$1,157,959	$815,108	$326,896
JNL/Oppenheimer Emerging Markets Innovator Fund ****	$104,440	N/A	N/A
JNL/Oppenheimer Global Growth Fund	$2,171,322	$1,734,065	$1,206,393
JNL/PIMCO Real Return Fund	$1,746,486	$1,964,145	$2,479,142
JNL/PIMCO Total Return Bond Fund	$4,479,136	$4,969,539	$5,658,483
JNL/PPM America Floating Rate Income Fund	$2,345,199	$2,576,405	$1,598,287
JNL/PPM America High Yield Bond Fund	$2,702,330	$2,895,696	$2,372,869
JNL/PPM America Mid Cap Value Fund	$360,167	$360,741	$256,131
JNL/PPM America Small Cap Value Fund	$340,459	$202,626	$153,673
JNL/PPM America Total Return Bond Fund	$1,132,738	$861,857	$569,098
JNL/PPM America Value Equity Fund	$189,466	$192,337	$151,959
JNL/Red Rocks Listed Private Equity Fund	$1,123,502	$1,346,518	$1,104,885
JNL/Scout Unconstrained Bond Fund	$1,173,991	$572,263	N/A
JNL/T. Rowe Price Established Growth Fund	$5,695,023	$4,600,407	$3,408,169
JNL/T. Rowe Price Mid-Cap Growth Fund	$3,430,884	$2,777,643	$2,151,879
JNL/T. Rowe Price Short-Term Bond Fund	$1,785,301	$1,756,037	$1,901,637
JNL/T. Rowe Price Value Fund	$3,720,063	$2,868,057	$2,053,428
JNL/Westchester Capital Event Driven Fund ****	$161,950	N/A	N/A
JNL/WMC Balanced Fund	$4,565,818	$3,745,659	$2,880,210
JNL/WMC Money Market Fund	$1,394,357	$1,388,022	$1,335,947
JNL/WMC Value Fund	$1,766,521	$1,775,378	$1,564,358
JNL/S&P Competitive Advantage Fund	$2,870,262	$2,185,635	$1,211,465
JNL/S&P Dividend Income & Growth Fund	$4,228,987	$3,546,385	$1,931,522
JNL/S&P International 5 Fund	$223,014	$53,145	N/A
JNL/S&P Intrinsic Value Fund	$2,715,492	$2,021,527	$1,115,959
JNL/S&P Mid 3 Fund	$455,173	$72,876	N/A
JNL/S&P Total Yield Fund	$2,035,038	$1,483,386	$824,439
JNL S&P 4 Fund	$2,846,555	$1,974,695	$1,008,466
JNL/S&P Managed Conservative Fund	$807,882	$852,611	$904,493
JNL/S&P Managed Moderate Fund	$1,691,858	$1,720,325	$1,573,558
JNL/S&P Managed Moderate Growth Fund	$3,103,235	$3,148,180	$2,708,159
JNL/S&P Managed Growth Fund	$2,492,256	$2,388,433	$1,929,068
JNL/S&P Managed Aggressive Growth Fund	$911,254	$843,892	$654,350
JNL Disciplined Moderate Fund	$662,655	$598,771	$468,781
JNL Disciplined Moderate Growth Fund	$824,151	$725,391	$521,645
JNL Disciplined Growth Fund	$369,078	$319,732	$211,435
* Fund will commence operations on September 19, 2016.
** Fund commenced operations on April 25, 2016.
** * Fund commenced operations on September 28, 2015.
**** Fund commenced operation on April 27, 2015.

Custodian and Transfer Agent.  The custodian has custody of all securities and cash of the Trust maintained in the United States and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Trust.

JPMorgan Chase Bank, N.A (“JPMorgan Bank”), 270 Park Avenue, New York, New York 10017, acts as custodian for the Funds listed below.  The custodian is an affiliate of J.P. Morgan Investment Management Inc., which acts as Sub-Adviser to certain Funds.  JPMorgan Bank is an indirect subsidiary of JPMorgan Chase & Co.

JNL/American Funds® Blue Chip Income and Growth Fund
JNL/American Funds Global Bond Fund
JNL/American Funds Global Small Capitalization Fund
JNL/American Funds Growth-Income Fund
JNL/American Funds International Fund
JNL/American Funds New World Fund
JNL Institutional Alt 20 Fund
JNL Institutional Alt 35 Fund
JNL Institutional Alt 50 Fund
JNL Alt 65 Fund
JNL Multi-Manager Small Cap Growth Fund
JNL Multi-Manager Small Cap Value Fund
JNL/American Funds Balanced Allocation Fund
JNL/American Funds Growth Allocation Fund
JNL/AQR Managed Futures Strategy Fund
JNL/BlackRock Natural Resources Fund
JNL/BlackRock Global Allocation Fund
JNL/BlackRock Large Cap Select Growth Fund
JNL/Brookfield Global Infrastructure and MLP Fund
JNL/Capital Guardian Global Balanced Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund*
JNL/Franklin Templeton Founding Strategy Fund
JNL/Franklin Templeton Global Growth Fund
JNL/Franklin Templeton Global Multisector Bond Fund
JNL/Franklin Templeton Income Fund
JNL/Franklin Templeton International Small Cap Growth Fund
JNL/Franklin Templeton Mutual Shares Fund
JNL/Invesco China-India Fund
JNL/Mellon Capital 10 x 10 Fund
JNL/Mellon Capital Index 5 Fund
JNL/Mellon Capital Emerging Markets Index Fund
JNL/Mellon Capital S&P 500 Index Fund
JNL/Mellon Capital S&P 400 MidCap Index Fund
JNL/Mellon Capital Small Cap Index Fund
JNL/Mellon Capital International Index Fund
JNL/Mellon Capital Bond Index Fund
JNL/Mellon Capital Utilities Sector Fund
JNL/MMRS Conservative Fund
JNL/MMRS Growth Fund
JNL/MMRS Moderate Fund
JNL/PIMCO Real Return Fund
JNL/PIMCO Total Return Bond Fund
JNL/Red Rocks Listed Private Equity Fund
JNL/Scout Unconstrained Bond Fund
JNL/WMC Balanced Fund
JNL/WMC Money Market Fund
JNL/WMC Value Fund
JNL/S&P Competitive Advantage Fund
JNL/S&P Dividend Income & Growth Fund
JNL/S&P Intrinsic Value Fund
JNL/S&P Total Yield Fund
JNL/S&P Mid 3 Fund
JNL/S&P International 5 Fund
JNL/S&P 4 Fund
JNL/S&P Managed Conservative Fund
JNL/S&P Managed Moderate Fund
JNL/S&P Managed Moderate Growth Fund
JNL/S&P Managed Growth Fund
JNL/S&P Managed Aggressive Growth Fund
JNL Disciplined Moderate Fund
JNL Disciplined Moderate Growth Fund
JNL Disciplined Growth Fund

State Street Bank & Trust Company (“State Street”), State Street Financial Center, One Lincoln Street, Boston, Massachusetts 02111, acts as custodian for the following funds:

JNL Multi-Manager Alternative Fund
JNL Multi-Manager Mid Cap Fund
JNL/AB Dynamic Asset Allocation Fund
JNL/Boston Partners Global Long Short Equity Fund
JNL/Causeway International Select Value Fund
JNL/Crescent High Income Fund
JNL/DFA U.S. Core Equity Fund
JNL/DoubleLine® Emerging Markets Fixed Income Fund
JNL/DoubleLine® Shiller Enhanced CAPE® Fund
JNL/FPA + DoubleLine® Flexible Allocation Fund*
JNL/Goldman Sachs Core Plus Bond Fund
JNL/Goldman Sachs Emerging Markets Debt Fund
JNL/Goldman Sachs Mid Cap Value Fund
JNL/Goldman Sachs U.S. Equity Flex Fund
JNL/Harris Oakmark Global Equity Fund
JNL/Invesco Global Real Estate Fund
JNL/Invesco International Growth Fund
JNL/Invesco Mid Cap Value Fund
JNL/Invesco Small Cap Growth Fund
JNL/JPMorgan MidCap Growth Fund
JNL/JPMorgan U.S. Government & Quality Bond Fund
JNL/Lazard Emerging Markets Fund
JNL/Mellon Capital European 30 Fund
JNL/Mellon Capital Pacific Rim 30 Fund
JNL/Morgan Stanley Mid Cap Growth Fund
JNL/Neuberger Berman Strategic Income Fund
JNL/Oppenheimer Emerging Markets Innovator Fund
JNL/Oppenheimer Global Growth Fund
JNL/PPM America Floating Rate Income Fund
JNL/PPM America High Yield Bond Fund
JNL/PPM America Mid Cap Value Fund
JNL/PPM America Small Cap Value Fund
JNL/PPM America Value Equity Fund
JNL/T. Rowe Price Established Growth Fund
JNL/T. Rowe Price Mid-Cap Growth Fund
JNL/T. Rowe Price Short-Term Bond Fund
JNL/T. Rowe Price Value Fund
JNL/Westchester Capital Event Driven Fund

* The assets of the JNL/FPA + DoubleLine® Flexible Allocation Fund that are sub-advised by FPA and DoubleLine® are held by State Street. The assets of the JNL/FPA + DoubleLine® Flexible Allocation Fund that are sub-advised by Ivy are held by JPMorgan Bank.

JNAM is the transfer agent and dividend-paying agent for each Fund of the Trust. In providing these services, JNAM assists in the preparation of Fund regulatory reports and reports to the management of the Trust, processes purchase orders and redemption requests, furnishes confirmations and disburses redemption proceeds, acts as income disbursing agent, provides periodic statements of account to shareholders, and prepares and files tax returns, among other things.  JNAM is compensated for these services through an advisory fee.

Independent Registered Public Accounting Firm.  The Trustees have appointed KPMG LLP as the Trust’s independent registered public accounting firm.  KPMG LLP, 200 E. Randolph Street, Chicago, Illinois 60601, will audit and report on the Trust’s annual financial statements and will perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Trust.

The Distributor.  Jackson National Life Distributors LLC (the “Distributor” or “JNLD”), 7601 Technology Way, Denver, Colorado 80237 is the statutory underwriter and facilitates the registration and distribution of shares of the Funds on a continuous basis.  The Distributor is not obligated to sell any specific amount of shares.  JNLD is a wholly-owned subsidiary of Jackson, which is in turn wholly owned by Prudential plc, a publicly traded company incorporated in the United Kingdom.  Prudential plc is not affiliated in any manner with Prudential Financial, Inc., a company whose principal place of business is in the United States of America.  The Distribution Agreement was last approved by the Board of Trustees on August 18-19, 2015.

The Distributor also has the following relationships with the Sub-Advisers and their affiliates.  The Distributor receives payments from certain of the Sub-Advisers to assist in defraying the costs of certain promotional and marketing meetings in which they participate.  The amounts paid depend on the nature of the meetings, the number of meetings attended, the costs expected to be incurred, and the level of the Sub-Adviser’s participation.  A brokerage affiliate of the Distributor participates in the sales of shares of retail mutual funds advised by certain of the Sub-Advisers and receives selling and other compensation from them in connection with those activities, as described in the Prospectus or statement of additional information for those funds.  In addition, the Distributor acts as distributor of variable annuity contracts and variable life insurance policies (“Contracts”) issued by Jackson and its subsidiary Jackson NY.

American Funds Distributors, Inc. (“AFD”) is the distributor of the AFIS Master Funds’ shares.  AFD is located at 333 South Hope Street, Los Angeles, CA 90071; 6455 Irvine Center Drive, Irvine, CA 92618; 3500 Wiseman Boulevard, San Antonio, TX 78251; 8332 Woodfield Crossing Boulevard, Indianapolis, IN 46240; and 5300 Robin Hood Road, Norfolk, VA 23513.

Distribution Plan.  The Board of Trustees of the Trust, including all of the Independent Trustees, has approved an Amended Plan pursuant to Rule 12b-1 under the 1940 Act (“Amended Plan”) with respect to the Class A shares and the Class B shares of each Fund including the JNL/S&P Competitive Advantage Fund, the JNL/S&P Dividend Income & Growth Fund, JNL/S&P Intrinsic Value Fund, JNL/S&P Total Yield Fund, and the JNL/S&P Mid 3 Fund, but excluding the remaining JNL/S&P Funds, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund, and JNL/MMRS Moderate Fund.  (For purposes of this section of the SAI only, the Funds covered by the Amended Plan are referred to as the “Funds”.)  In adopting the Amended Plan, the Board, including all the Independent Trustees, concluded in accordance with the requirements of Rule 12b-1 that there is a reasonable likelihood that the Amended Plan will benefit each Fund and its shareholders by resulting in greater sales of shares.  Following the approval of the Amended Plan, a shareholders meeting was held on December 1, 2003, and the then-existing shareholders of each Fund became the Class A shareholders of that Fund.

The Board, including all of the Independent Trustees, also approved an amendment to the Trust’s existing Distribution Agreement with JNLD.  The Amendment to the Distribution Agreement reflected the provisions of the Amended Plan establishing new Classes of shares and authorizing the Rule 12b-1 fee with respect to Class A shares.

Subsequently, the Board of Trustees of the Trust approved an amendment to the Amended Plan and an amendment to the Trust’s existing Distribution Agreement.  The amendments approved on November 23, 2004 did not require a shareholder vote.  These amendments terminated the provisions of the Amended Plan and the Distribution Agreement permitting the use of amounts recaptured from portfolio brokerage commissions to promote the sale and distribution of Trust shares through the sale of variable insurance products funded by the Trust.  The Board of Trustees approved the amendments to implement amendments to Rule 12b-1.  As a result of the amendments to the Amended Plan and the Distribution Agreement, effective December 13, 2004, Class B shares are no longer subject to Rule 12b-1 expenses.  The Amended Plan was last approved by the Board of Trustees on August 18-19, 2015.

Currently, under the Amended Plan, each Fund that adopted the Amended Plan, except for JNL Institutional Alt 20 Fund, JNL Institutional Alt 35 Fund, JNL Institutional Alt 50 Fund, JNL Alt 65 Fund, JNL/Franklin Templeton Founding Strategy Fund, JNL/Mellon Capital 10 x 10 Fund, JNL/Mellon Capital Index 5 Fund, JNL/S&P 4 Fund, JNL/S&P Managed Conservative Fund, JNL/S&P Managed Moderate Fund, JNL/S&P Managed Moderate Growth Fund, JNL/S&P Managed Growth Fund, JNL/S&P Managed Aggressive Growth Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund, and JNL/MMRS Moderate Fund, will have the 12b-1 fee calculated and accrued daily and paid to JNLD within forty-five (45) days of the end of each fiscal quarter.  This fee is computed at a maximum annual rate of 0.20% of the average daily net assets attributable to the Class A shares of the Fund.  To the extent consistent with the Amended Plan and applicable law, JNLD may use the Rule 12b-1 fees to reimburse itself or compensate broker-dealers, administrators, or others for providing distribution, administrative, or other services. In no event shall such payments exceed JNLD’s actual distribution and related service expenses for that quarter.

The types of services and expenses that may be reimbursed or compensated by the Rule 12b-1 fee pursuant to the Amended Plan include, but are not limited to, the following:

•
Developing, preparing, printing, and mailing of advertisements, sales literature and other promotional material describing and/or relating to the Companies or the Funds, including materials intended for use by Jackson National Life and its affiliates, or for broker-dealer only use or retail use.

•	Holding or participating in seminars and sales meetings for registered representatives designed to promote the distribution of shares of the Companies or the Funds.

•	Payment of servicing fees requested by broker-dealers or other financial intermediaries who sell Variable Contracts that offer the Funds.

•
Obtaining information and providing explanations to Variable Contract owners regarding the Funds’ investment objectives and policies and other information about the Companies and the Funds, including the performance of the Funds.

•	Training sales personnel regarding the sale of Variable Contracts that relate to the Funds offered in those Variable Contracts.

•	Financing any other activity that the Companies’ Board determines are primarily intended directly or indirectly to result in the servicing or sale of Fund shares.

The Plan provides (1) that it is subject to annual approval of continuance by the Trustees and the Independent Trustees; (2) that the Distributor must provide the Board with a quarterly written report of payments made under the Plan and the purpose of the payments; and (3) that the Plan may be terminated at any time by the vote of a majority of the Independent Trustees.  The Plan may not be amended to increase materially the amount to be spent for distribution without shareholder approval, and all material Plan amendments must be approved by a vote of the Independent Trustees.

For the fiscal period ended on December 31, 2015, the 12b-1 fees paid by the Funds with respect to Class A shares were as follows:

Fund	Period Ended December 31, 2015
JNL/American® Funds Blue Chip Income and Growth Fund	$4,192,278
JNL/American® Funds Global Bond Fund	$1,017,299
JNL/American® Funds Global Small Capitalization Fund	$1,024,776
JNL/American® Funds Growth-Income Fund	$5,958,599
JNL/American® Funds International Fund	$1,957,650
JNL/American® Funds New World Fund	$1,688,307
JNL Multi-Manager Alternative Fund ****	$843,531
JNL Multi-Manager Mid Cap Fund*	N/A
JNL Multi-Manager Small Cap Growth Fund (formerly, JNL/Eagle SmallCap Equity Fund)	$2,747,232
JNL Multi-Manager Small Cap Value Fund (formerly, JNL/Franklin Templeton Small Cap Value Fund)	$2,222,426
JNL Institutional Alt 20 Fund	N/A
JNL Institutional Alt 35 Fund	N/A
JNL Institutional Alt 50 Fund	N/A
JNL Alt 65 Fund	N/A
JNL/American Funds Balanced Allocation Fund	$2,138,115
JNL/American Funds Growth Allocation Fund	$1,777,084
JNL/AB Dynamic Asset Allocation Fund	$58,912
JNL/AQR Managed Futures Strategy Fund	$1,261,998
JNL/BlackRock Natural Resources Fund	$1,795,683
JNL/BlackRock Global Allocation Fund	$7,212,444
JNL/BlackRock Large Cap Select Growth Fund	$2,867,589
JNL/Boston Partners Global Long Short Equity Fund	$929,078
JNL/Brookfield Global Infrastructure and MLP Fund	$2,243,644
JNL/Capital Guardian Global Balanced Fund	$962,142
JNL/Causeway International Value Select Fund (formerly, JNL/JPMorgan International Value Fund)	$1,446,500
JNL/Crescent High Income Fund* *	N/A
JNL/DFA U.S. Core Equity Fund	$1,452,477
JNL/DoubleLine® Emerging Markets Fixed Income Fund* *	N/A
JNL/DoubleLine® Shiller Enhanced CAPE® Fund** *	$69,991
JNL/FPA + DoubleLine® Flexible Allocation Fund	$5,503,600
JNL/Franklin Templeton Founding Strategy Fund	N/A
JNL/Franklin Templeton Global Growth Fund	$2,321,730
JNL/Franklin Templeton Global Multisector Bond Fund	$4,043,601
JNL/Franklin Templeton Income Fund	$5,122,545
JNL/Franklin Templeton International Small Cap Growth Fund	$1,036,665
JNL/Franklin Templeton Mutual Shares Fund	$2,429,244
JNL/Goldman Sachs Core Plus Bond Fund	$2,191,318
JNL/Goldman Sachs Emerging Markets Debt Fund	$1,048,730
JNL/Goldman Sachs Mid Cap Value Fund	$2,437,693
JNL/Goldman Sachs U.S. Equity Flex Fund	$758,036
JNL/Harris Oakmark Global Equity Fund	$99,264
JNL/Invesco China-India Fund	$850,628
JNL/Invesco Global Real Estate Fund	$4,111,504
JNL/Invesco International Growth Fund	$3,089,454
JNL/Invesco Mid Cap Value Fund	$1,162,844
JNL/Invesco Small Cap Growth Fund	$2,332,742
JNL/JPMorgan MidCap Growth Fund	$3,149,006

Fund	Period Ended December 31, 2015
JNL/JPMorgan U.S. Government & Quality Bond Fund	$2,797,762
JNL/Lazard Emerging Markets Fund	$2,296,650
JNL/MMRS Conservative Fund	N/A
JNL/MMRS Growth Fund	N/A
JNL/MMRS Moderate Fund	N/A
JNL/Mellon Capital 10 x 10 Fund	N/A
JNL/Mellon Capital Index 5 Fund	N/A
JNL/Mellon Capital Emerging Markets Index Fund	$1,788,344
JNL/Mellon Capital European 30 Fund	$806,787
JNL/Mellon Capital Pacific Rim 30 Fund	$435,899
JNL/Mellon Capital S&P 500 Index Fund	$9,186,420
JNL/Mellon Capital S&P 400 Mid Cap Index Fund	$4,105,402
JNL/Mellon Capital Small Cap Index Fund	$3,708,456
JNL/Mellon Capital International Index Fund	$4,640,926
JNL/Mellon Capital Bond Index Fund	$2,021,597
JNL/Mellon Capital Utilities Sector Fund[1]	$92,892
JNL/Morgan Stanley Mid Cap Growth Fund	$465,443
JNL/Neuberger Berman Strategic Income Fund	$1,543,671
JNL/Oppenheimer Emerging Markets Innovator Fund ****	$139,254
JNL/Oppenheimer Global Growth Fund	$2,892,964
JNL/PIMCO Real Return Fund	$3,491,569
JNL/PIMCO Total Return Bond Fund	$8,992,626
JNL/PPM America Floating Rate Income Fund	$3,126,951
JNL/PPM America High Yield Bond Fund	$5,380,282
JNL/PPM America Mid Cap Value Fund	$719,826
JNL/PPM America Small Cap Value Fund	$657,561
JNL/PPM America Total Return Fund	$2,265,518
JNL/PPM America Value Equity Fund	$376,835
JNL/Red Rocks Listed Private Equity Fund	$1,497,066
JNL/Scout Unconstrained Bond Fund	$1,565,331
JNL/S&P Competitive Advantage Fund	$5,739,675
JNL/S&P Dividend Income & Growth Fund	$8,503,333
JNL/S&P Intrinsic Value Fund	$5,429,638
JNL/S&P Total Yield Fund	$4,069,313
JNL/S&P Mid 3 Fund	$910,135
JNL/S&P International 5 Fund	$297,353
JNL/T. Rowe Price Established Growth Fund	$11,430,035
JNL/T. Rowe Price Mid-Cap Growth Fund	$6,750,832
JNL/T. Rowe Price Short-Term Bond Fund	$3,569,560
JNL/T. Rowe Price Value Fund	$7,486,624
JNL/Westchester Capital Event Driven Fund ****	$215,935
JNL/WMC Balanced Fund	$9,218,407
JNL/WMC Money Market Fund	$2,775,243
JNL/WMC Value Fund	$3,466,409
JNL/S&P 4 Fund	N/A
JNL/S&P Managed Conservative Fund	N/A
JNL/S&P Managed Moderate Fund	N/A
JNL/S&P Managed Moderate Growth Fund	N/A
JNL/S&P Managed Growth Fund	N/A
JNL/S&P Managed Aggressive Growth Fund	N/A
JNL/Disciplined Moderate Fund	N/A
JNL/Disciplined Moderate Growth Fund	N/A
JNL/Disciplined Growth Fund	N/A

* The Fund will commence operations on September 19, 2016.
**The Fund commenced operations on April 2 5 , 2016.
** * The Fund commenced operations on September 28, 2015.
**** Fund commenced operation on April 27, 2015.

Distribution Plan of the Master Funds.

The Master Funds do not charge a 12b-1 fee for the Class 1 shares in which the Feeder Funds invest.  For additional information regarding the distribution of the Master Funds, please see the Master Funds SAI, which is delivered together with this SAI.

Fund Transactions and Brokerage.

Because the Feeder Funds invest their assets in the Master Funds, JNAM does not currently execute portfolio transactions on behalf of the Feeder Funds.  However, if JNAM or a Sub-Adviser begins to provide portfolio management services to a Feeder Fund, JNAM or the Sub-Adviser would execute portfolio transactions for the Feeder Fund pursuant to the policies and procedures described below.  Because the Feeder Funds do not invest directly in portfolio securities, the Feeder Funds do not pay any brokerage commissions.  For information about the brokerage commissions paid by each Master Fund for the last three fiscal years ended December 31, see the Master Funds’ SAI, which was provided with this SAI and is available upon request.

Pursuant to the Investment Sub-Advisory Agreements, the Sub-Advisers (except for SPIAS) are responsible for placing all orders for the purchase and sale of portfolio securities of the Trust. Except as provided under the Trust’s Directed Brokerage Guidelines, which are described below, the Sub-Advisers may place portfolio securities orders with broker-dealers selected in their discretion.  The Sub-Advisers are obliged to place orders for the purchase and sale of securities with the objective of obtaining the most favorable overall results in commission rates and prices paid for securities for the Trust (“best execution”), and each Sub-Adviser has adopted policies and procedures intended to assist it in fulfilling that obligation.  In doing so, a Fund may pay higher commission rates than the lowest available when a Sub-Adviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as discussed below.

The cost of securities transactions for each portfolio consist not only of brokerage commissions (for transactions in exchange-traded equities, OTC equities, and certain derivative instruments) and/or dealer or underwriter spreads for other types of securities, but also may include the market price impact of the Funds’ transactions.  Bonds and money market instruments are generally traded on a net basis and do not normally involve brokerage commissions.

Occasionally, securities may be purchased directly from the issuer.  For securities traded primarily in the OTC market, the Sub-Adviser may deal directly with dealers who make a market in the securities.  Such dealers usually act as principals for their own account.  Securities may also be purchased from various market centers.

In selecting broker-dealers through which to effect transactions, each applicable Sub-Adviser considers a number of factors described in its policy and procedures. The Sub-Advisers’ policies and procedures generally include as factors for consideration such matters as price, confidentiality, broker-dealer spread or commission (if any) the reliability, integrity and financial condition of the broker-dealer, size of the transaction and difficulty of execution.  The Sub-Adviser’s selection of a broker-dealer based on one or more of these factors, either in terms of a particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser, could result in the Trust paying a commission or spread on a transaction that is in excess of the amount of commission or spread another broker-dealer might have charged for executing the same transaction.

Under the terms of the Investment Sub-Advisory Agreements, and subject to best execution, the Sub-Advisers also expressly are permitted to consider the value and quality of any “brokerage and research services” (as defined under Section 28(e) of the Securities Exchange Act of 1934, as amended, and typically referred to as “soft dollars”), including securities research, or statistical, quotation, or valuation services provided to the Sub-Adviser by the broker-dealer.  In placing a purchase or sale order, a Sub-Adviser may use a broker-dealer whose commission for effecting the transaction is higher than that another broker-dealer might have charged for the same transaction, if the Sub-Adviser determines in good faith that the amount of the higher commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the Sub-Adviser’s overall responsibilities with respect to the Trust and any other accounts managed by the Sub-Adviser.  Research services provided by broker-dealers include advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling securities, the availability of securities or purchasers or sellers of securities, and analyses and reports concerning issuers, industries, securities, economic factors and trends and portfolio strategy. A Sub-Adviser may use research services provided by broker-dealers through which the Sub-Adviser effects Fund transactions in serving any or all of its accounts, and the Sub-Adviser may not use all such services in connection with its’ services to the Trust.

Where new issues of securities are purchased by a Fund in underwritten fixed price offerings, the underwriter or another selling group member may provide research services to a Sub-Adviser in addition to selling the securities to the Fund or other advisory clients of the Sub-Adviser.

During the fiscal year ended December 31, 2015, the Funds directed the following amounts of portfolio securities transactions, and commissions paid thereon, to broker-dealers which may have provided research services to the Funds’ Sub-Advisers:

Fund	Estimated Gross Dollar Value of Purchases/Sales Directed to broker/dealers providing research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934.	Estimated Commissions on Purchases/Sales Directed to broker/dealers providing research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934.
JNL Multi-Manager Alternative Fund	$575,655,211	$654,949
JNL Multi-Manager Small Cap Growth Fund	1,079,270,959	1,061,266
JNL Multi-Manager Small Cap Value Fund	797,691,640	749,000
JNL/AB Dynamic Asset Allocation Fund	21,836,480	10,965
JNL/BlackRock Global Allocation Fund	830,659,895	830,687
JNL/BlackRock Large Cap Select Growth Fund	1,982,661,078	1,031,393
JNL/BlackRock Natural Resources Fund	46,695,617	101,668
JNL/Boston Partners Global Long Short Equity Fund	313,215,912	374,842
JNL/Brookfield Global Infrastructure and MLP Fund	1,145,893,499	1,479,482
JNL/Capital Guardian Global Balanced Fund	157,142,520	164,086
JNL/Causeway International Value Select Fund	149,280,758	273,945
JNL/DFA U.S. Core Equity Fund	158,975	164
JNL/FPA + DoubleLine® Flexible Allocation Fund	1,513,287,334	1,535,085
JNL/Franklin Templeton Global Growth Fund	436,012,626	488,832
JNL/Franklin Templeton Income Fund	629,464,700	512,758
JNL/Franklin Templeton International Small Cap Growth Fund	227,195,073	341,372
JNL/Franklin Templeton Mutual Shares Fund	136,941,146	154,485
JNL/Goldman Sachs Mid Cap Value Fund	1,766,785,503	1,272,056
JNL/Goldman Sachs U.S. Equity Flex Fund	783,013,521	535,164
JNL/Harris Oakmark Global Equity Fund	19,823,723	10,843
JNL/Invesco China-India Fund	366,853,349	814,173
JNL/Invesco Global Real Estate Fund	1,815,882,016	2,643,471

Fund	Estimated Gross Dollar Value of Purchases/Sales Directed to broker/dealers providing research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934.	Estimated Commissions on Purchases/Sales Directed to broker/dealers providing research and brokerage services as defined by Section 28(e) of the Securities Exchange Act of 1934.
JNL/Invesco International Growth Fund	428,603,477	917,548
JNL/Invesco Mid Cap Value Fund	201,959,507	180,281
JNL/Invesco Small Cap Growth Fund	572,980,726	403,673
JNL/JPMorgan MidCap Growth Fund	654,213,982	263,997
JNL/Lazard Emerging Markets Fund	341,859,961	601,623
JNL/Mellon Capital Emerging Markets Index Fund	73,039,028	223,168
JNL/Mellon Capital International Index Fund	87,290	218
JNL/Mellon Capital Pacific Rim 30 Fund	1,016,720	1,018
JNL/Morgan Stanley Mid Cap Growth Fund	83,933,115	47,793
JNL/Neuberger Berman Strategic Income Fund	34,105,462	39,249
JNL/Oppenheimer Emerging Markets Innovator Fund	81,299,810	194,836
JNL/Oppenheimer Global Growth Fund	576,045,664	601,956
JNL/PPM America Mid Cap Value Fund	237,788,103	160,101
JNL/PPM America Small Cap Value Fund	276,386,394	263,831
JNL/PPM America Value Equity Fund	81,213,865	48,463
JNL/Red Rocks Listed Private Equity Fund	235,842,546	252,301
JNL/T. Rowe Price Established Growth Fund	1,672,215,394	856,220
JNL/T. Rowe Price Mid-Cap Growth Fund	925,334,797	662,620
JNL/T. Rowe Price Value Fund	1,879,628,654	1,454,323
JNL/Westchester Capital Event Driven Fund	305,056,583	201,140
JNL/WMC Balanced Fund	997,609,630	815,009

The estimates above are based upon custody data provided to Capital Institutional Services, Inc., a third party transaction cost analysis provider, using the following methodology:  Total Commissions minus transactions executed at discounted rates and/or directed to the funds’ commission recapture program equals total research commissions.  U.S. dollar (“USD”) transactions executed at commission rates below $.02 per share, non-USD developed market transactions executed at 8 basis points and below, and non-USD emerging market transactions executed at 12 basis points and below are considered to be executed at discounted rates.  For example, Commission paid on USD transactions at rates at or above $.02 per share and not directed for commission recapture are assumed to be paid to brokers that provide research and brokerage services within the scope of Section 28(e) of the Securities and Exchange Act of 1934. Commissions paid on fixed price offerings and transactions in futures and options are not included in this analysis.

Pursuant to the Trust’s Directed Brokerage Guidelines, the Trust is authorized to enter into agreements or arrangements pursuant to which the Trust may direct JNAM, in its capacity as the Trust’s investment adviser, and each of the Sub-Advisers retained by JNAM (and approved by the Trust) to manage certain of the Funds (each a “Sub-Adviser”), acting as agents for the Trust or its Funds to execute orders for the purchase or sale of portfolio securities with broker-dealers that have agreed to direct a portion of the brokerage commissions paid by the Funds back to the Funds.

In addition, in selecting broker-dealers to execute orders for the purchase or sale of portfolio securities for a Fund, JNAM and Sub-Advisers, may not take into account the broker-dealers’ promotion or sale of variable contracts that invest in

Fund shares.  The Trust, JNAM, the Sub-Advisers and JNLD, the principal underwriter for the Trust, may not enter into any agreement (whether oral or written) or other understanding under which the Trust directs or is expected to direct to a broker-dealer, in consideration for the promotion or sale of shares issued by the Trust or any other registered investment company, portfolio securities transactions, or any remuneration, including but not limited to any commission, mark-up, mark-down, or other fee (or portion thereof) received or to be received from the Trust’s portfolio transactions effected through any other broker-dealer.

From time to time, the Board of Trustees will review whether the Sub-Adviser’s use of the recapture program for the benefit of the Funds, and the portion of the compensation paid by the Fund on the portfolio transactions is legally permissible and advisable.  The Board of Trustees intends to continue to review whether recapture opportunities are legally permissible and, if so, to determine in the exercise of its business judgment whether it would be advisable for the Funds to participate, or continue to participate, in the commission recapture program.

Subject to Rule 17e-1 under the 1940 Act, portfolio transactions for a Fund may be executed on an agency basis through broker-dealers that are affiliated with the Trust, the Adviser, or a Sub-Adviser, if, in the Sub-Adviser’s judgment, the use of such affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Fund a commission rate consistent with those charged by the affiliated broker-dealer to comparable unaffiliated customers in similar transactions.  The Board has adopted procedures and such transactions are reported to the Trustees on a regular basis.

Subject to compliance with Rule 10f-3 under the 1940 Act, Sub-Advisers are permitted to purchase securities from an underwriting syndicate in which an affiliate of the Sub-Adviser is a member.  The Board has adopted procedures and all such transactions are reported to the Trustees on a regular basis.

Subject to compliance with Rule 17a-7 under the 1940 Act, Sub-Advisers are permitted to cause a Fund to purchase securities from or sell securities to another account, including another investment company, advised by the Sub-Adviser.  The Board has adopted procedures and all such transactions are reported to the Trustees on a regular basis.

There are occasions when portfolio transactions for a Fund are executed as part of concurrent authorizations to purchase or sell the same security for the Fund and for other accounts served by the Adviser or a Sub-Adviser, or an affiliated company.  Although such concurrent authorizations potentially could be either advantageous or disadvantageous to a Fund, they are effected only when the Adviser or the Sub-Adviser believes that to do so is in the interest of a Fund and the other accounts participating.  When such concurrent authorizations occur the executions will be allocated in an equitable manner.

During the past three fiscal years, the Funds paid the following amounts in brokerage commissions for portfolio transactions:

Fund	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013
JNL/American Funds® Blue Chip Income and Growth Fund	$0	$0	$0
JNL/American Funds Global Bond Fund	0	0	0
JNL/American Funds Global Small Capitalization Fund	0	0	0
JNL/American Funds Growth-Income Fund	0	0	0
JNL/American Funds International Fund	0	0	0
JNL/American Funds New World Fund	0	0	0
JNL Multi-Manager Alternative Fund*	1,142,259	N/A	N/A
JNL Multi-Manager Mid Cap Fund****	N/A	N/A	N/A
JNL Multi-Manager Small Cap Growth Fund (formerly, JNL/Eagle SmallCap Equity Fund)	1,155,383	970,890	965,269
JNL Multi-Manager Small Cap Value Fund (formerly, JNL/Franklin Templeton Small Cap Value Fund)	1,169,673	362,107	326,032
JNL Institutional Alt 20 Fund	0	0	0
JNL Institutional Alt 35 Fund	0	0	0

Fund	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013
JNL Institutional Alt 50 Fund	0	0	0
JNL Alt 65 Fund	0	0	0
JNL/AB Dynamic Asset Allocation Fund (formerly, JNL/AllianceBernstein Dynamic Asset Allocation Fund)	20,288	9,272	N/A
JNL/AQR Managed Futures Strategy Fund	655,751	385,211	389,900
JNL/BlackRock Natural Resources Fund (formerly, JNL/BlackRock Commodity Securities Strategy Fund)	188,012	175,732	43,944
JNL/BlackRock Global Allocation Fund	1,460,237	2,106,911	1,420,715
JNL/BlackRock Large Cap Select Growth Fund	573,875	1,015,283	569,475
JNL/Boston Partners Global Long Short Equity Fund	1,306,292	513,814	N/A
JNL/Brookfield Global Infrastructure and MLP Fund	1,961,856	1,838,441	904,239
JNL/Capital Guardian Global Balanced Fund	253,717	262,340	241,069
JNL/Crescent High Income Fund***	N/A	N/A	N/A
JNL/DFA U.S. Core Equity Fund	50,867	90,158	101,995
JNL/DoubleLine® Emerging Markets Fixed Income Fund***	N/A	N/A	N/A
JNL/DoubleLine® Shiller Enhanced CAPE® Index Fund**	0	N/A	N/A
JNL Franklin Templeton Founding Strategy Fund	0	0	0
JNL/Franklin Templeton Global Growth Fund	561,156	751,156	396,493
JNL/Franklin Templeton Global Multisector Bond Fund	0	0	0
JNL/Franklin Templeton Income Fund	550,921	573,204	350,147
JNL/Franklin Templeton International Small Cap Growth Fund	377,472	372,767	275,253
JNL/Franklin Templeton Mutual Shares Fund	231,609	246,952	321,175
JNL/Goldman Sachs Core Plus Bond Fund	96,661	102,003	155,983
JNL/Goldman Sachs Emerging Markets Debt Fund	23,975	62,751	79,254
JNL/Goldman Sachs Mid Cap Value Fund	1,468,497	1,704,628	1,714,804
JNL/Goldman Sachs U.S. Equity Flex Fund	588,705	581,475	518,162
JNL/Harris Oakmark Global Equity Fund*	44,736	N/A	N/A
JNL/Invesco Global Real Estate Fund	3,408,689	1,379,416	1,950,255
JNL/Invesco International Growth Fund	1,169,673	1,064,092	846,953
JNL/Invesco Mid Cap Value Fund	229,946	401,544	396,004
JNL/Invesco Small Cap Growth Fund	568,549	361,006	280,089
JNL/Causeway International Value Select Fund (formerly, JNL/JPMorgan International Value Fund)	999,294	577,386	487,745
JNL/JPMorgan MidCap Growth Fund	596,955	578,350	688,320
JNL/JPMorgan U.S. Government & Quality Bond Fund	0	0	0
JNL/Lazard Emerging Markets Fund	762,747	913,400	1,180,025
JNL/Mellon Capital 10 x 10 Fund	0	0	0
JNL/Mellon Capital Index 5 Fund	0	0	0
JNL/Mellon Capital Emerging Markets Index Fund	327,782	272,633	0
JNL/Mellon Capital European 30 Fund	211,153	203,035	60,004
JNL/Mellon Capital Pacific Rim 30 Fund	163,633	122.045	66,662
JNL/Mellon Capital S&P 500 Index Fund	90,799	48,137	44,082
JNL/Mellon Capital S&P 400 MidCap Index Fund	65,420	18,112	24,595
JNL/Mellon Capital Small Cap Index Fund	369,580	87,285	82,744
JNL/Mellon Capital International Index Fund	119,923	135,169	136,079
JNL/Mellon Capital Bond Index Fund	0	0	0
JNL/Mellon Capital Utilities Sector Fund	3,967	5,363	680
JNL/MMRS Conservative Fund	0	0	N/A
JNL/MMRS Growth Fund	0	0	N/A
JNL/MMRS Moderate Fund	0	0	N/A
JNL/Morgan Stanley Mid Cap Growth Fund	82,330	180,644	104,582
JNL/Neuberger Berman Strategic Income Fund	78,449	57,980	30,411
JNL/Oppenheimer Emerging Markets Innovator Fund *	279,717	N/A	N/A

Fund	Fiscal Year Ended December 31, 2015	Fiscal Year Ended December 31, 2014	Fiscal Year Ended December 31, 2013
JNL/Oppenheimer Global Growth Fund	504,918	394,006	278,633
JNL/PIMCO Real Return Fund	57,870	19,598	15,262
JNL/PIMCO Total Return Bond Fund	335,748	254,279	130,993
JNL/PPM America Floating Rate Income Fund	1,625	2,908	1,057
JNL/PPM America High Yield Bond Fund	158,657	185,644	76,526
JNL/PPM America Mid Cap Value Fund	225,052	222,609	208,774
JNL/PPM America Small Cap Value Fund	438,734	241,894	192,283
JNL/PPM America Total Return Fund***	28,225	27,050	13,742
JNL/PPM America Value Equity Fund	66,701	58,862	59,424
JNL/Red Rocks Listed Private Equity Fund	394,037	479,587	446,288
JNL/Scout Unconstrained Bond Fund	30,620	31,822	N/A
JNL/T. Rowe Price Established Growth Fund	1,302,413	1,087,527	829,009
JNL/T. Rowe Price Mid-Cap Growth Fund	922,264	800,157	896,357
JNL/T. Rowe Price Short-Term Bond Fund	23,531	15,498	31,413
JNL/T. Rowe Price Value Fund	2,486,869	1,634,466	1,135,582
JNL/Westchester Capital Event Driven Fund*	643,678	N/A	N/A
JNL/WMC Balanced Fund	1,039,722	867,825	1,056,715
JNL/WMC Money Market Fund	0	0	0
JNL/WMC Value Fund	427,555	305,861	513,921
JNL/S&P Competitive Advantage Fund	253,322	115,429	155,480
JNL/S&P Dividend Income & Growth Fund	409,350	176,780	256,568
JNL/S&P International 5 Fund	61,055	35,040	N/A
JNL/S&P Intrinsic Value Fund	415,759	221,242	328,052
JNL/S&P Mid 3 Fund	167,123	17,652	N/A
JNL/S&P Total Yield Fund	357,902	232,871	281,362
JNL/S&P 4 Fund	0	0	0
JNL/S&P Managed Conservative Fund	0	0	0
JNL/S&P Managed Moderate Fund	0	0	0
JNL/S&P Managed Moderate Growth Fund	0	0	0
JNL/S&P Managed Growth Fund	0	0	0
JNL/S&P Managed Aggressive Growth Fund	0	0	0
JNL Disciplined Moderate Fund	0	0	0
JNL Disciplined Moderate Growth Fund	0	0	0
JNL Disciplined Growth Fund	0	0	0
* The Fund commenced operations on April 27, 2015.
** The Fund commenced operations on September 28, 2015.
*** The Fund commence d operations on April 25, 2016.
**** The Fund will commence operations on September 19, 2016.

Differences in the amount of brokerage commissions paid by a Fund during a Fund’s three most recent fiscal years (as disclosed in the table above) could be the result of (i) active trading strategies employed by the Sub-Adviser when responding to changes in market conditions; (ii) management of cash flows into and out of a Fund as a result of shareholder purchases and redemptions; (iii) rebalancing portfolios to reflect the results of the Sub-Adviser’s portfolio management models; (iv) changes in commission rates in the relevant markets; or (v) a material increase in a Fund’s asset size. Changes in the amount of brokerage commissions paid by a Fund do not reflect material changes in the Fund’s investment objective or strategies.

During the past three fiscal years, the Funds paid the following amounts in brokerage commissions to affiliated broker-dealers:

Name of Broker/Dealer	Period Ended December 31, 2015	Period Ended December 31, 2014	Period Ended December 31, 2013
The Bank of New York Mellon Corporation	$0	$0	$0
Bear Stearns Asset Management Inc.	0	0	0
Credit Suisse Securities LLC	0	0	0
Goldman Sachs & Co.	51,003	69,047	66,518
Invest Financial Corp.	0	0	0
Jefferies & Company, Inc.	40,404	47,473	5,617
J.P. Morgan	19,423	10,721	2,884
Oppenheimer Funds Distributor, Inc.	1,989	1,122	0
Raymond James & Associates Inc.	1,819	31,712	15,960
T. Rowe Price Investment Services, Inc.	6,978	0	0
UBS Securities LLC	0	0	0
Wells Fargo Securities, Inc.	40,327	N/A	N/A

Each of the broker-dealers listed above is affiliated with the Funds through a Sub-Adviser.

The percentage of the Fund’s aggregate brokerage commissions paid to affiliated broker-dealers during the fiscal year ended December 31, 2015 is as follows:

Fund	Broker/Dealer	Percentage of Aggregate Commissions	Aggregate Amount of Transactions (unrounded)
JNL Multi-Manager Small Cap Growth Fund	Raymond James & Associates Inc.	0.16%	$1,819
JNL/Goldman Sachs Mid Cap Value Fund	Goldman Sachs & Co.	3.47%	51,003
JNL/Goldman Sachs Mid Cap Value Fund	Wells Fargo Securities, Inc.	2.34%	34,334
JNL/Goldman Sachs U.S. Equity Flex Fund	Wells Fargo Securities, Inc.	1.02%	5,993
JNL/Causeway International Value Select Fund	J.P. Morgan	1.94%	19,423
JNL/Oppenheimer Emerging Markets Innovator Fund	Jefferies & Company, Inc.	0.94%	2,625
JNL/Oppenheimer Global Growth Fund	Jefferies & Company, Inc.	7.48%	37,779
JNL/Oppenheimer Global Growth Fund	Oppenheimer Funds Distributor, Inc.	0.39%	1,989
JNL/T. Rowe Price Established Growth Fund	T. Rowe Price Investment Services, Inc.	0.54%	6,978

As of December 31, 2015, the following Funds owned securities of one of each Fund’s regular broker-dealers, or a publicly traded parent company of such broker-dealer:

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/AQR Managed Futures Strategy Fund	J.P. Morgan	$190,759
JNL/BlackRock Global Allocation Fund	Barclays Capital Inc.	1,086
JNL/BlackRock Global Allocation Fund	BNP Paribas Securities	8,469
JNL/BlackRock Global Allocation Fund	Citigroup Global Markets	31,338
JNL/BlackRock Global Allocation Fund	Credit Suisse Securities, LLC	4,013
JNL/BlackRock Global Allocation Fund	Goldman Sachs & Co.	10,672
JNL/BlackRock Global Allocation Fund	HSBC Holdings Plc	27,296
JNL/BlackRock Global Allocation Fund	J.P. Morgan	30,355
JNL/BlackRock Global Allocation Fund	UBS Group AG	13,343
JNL/Capital Guardian Global Balanced Fund	Citibank, Inc.	376

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/Capital Guardian Global Balanced Fund	Citigroup Global Markets	249
JNL/Capital Guardian Global Balanced Fund	Credit Suisse Securities, LLC	414
JNL/Capital Guardian Global Balanced Fund	Goldman Sachs & Co.	3,386
JNL/Capital Guardian Global Balanced Fund	HSBC Holdings Plc	199
JNL/Capital Guardian Global Balanced Fund	J.P. Morgan	1,086
JNL/Capital Guardian Global Balanced Fund	Merrill Lynch, Pierce, Fenner, & Smith	324
JNL/Capital Guardian Global Balanced Fund	Morgan Stanley & Co., Incorporated	167
JNL/Causeway International Value Select Fund	Barclays Capital Inc.	18,900
JNL/Causeway International Value Select Fund	BNP Paribas Securities	14,101
JNL/Causeway International Value Select Fund	HSBC Holdings Plc	21,708
JNL/Causeway International Value Select Fund	State Street Bank	1,179
JNL/Causeway International Value Select Fund	UBS Group AG	21,382
JNL/DFA U.S. Core Equity Fund	Investment Technology Corporation	53
JNL/DFA U.S. Core Equity Fund	KCG Securities, LLC	31
JNL/DoubleLine® Shiller Enhanced CAPE® Index Fund	Deutsche Bank Alex Brown Inc.	2,249
JNL/DoubleLine® Shiller Enhanced CAPE® Index Fund	Goldman Sachs & Co.	1,731
JNL/DoubleLine® Shiller Enhanced CAPE® Index Fund	J.P. Morgan	3,562
JNL/DoubleLine® Shiller Enhanced CAPE® Index Fund	Merrill Lynch, Pierce, Fenner, & Smith	345
JNL/DoubleLine® Shiller Enhanced CAPE® Index Fund	Morgan Stanley & Co., Incorporated	2,785
JNL/Franklin Templeton Global Growth Fund	Citigroup Global Markets	25,219
JNL/Franklin Templeton Global Growth Fund	Credit Suisse Securities, LLC	13,274
JNL/Franklin Templeton Global Growth Fund	J.P. Morgan	17,698
JNL/Franklin Templeton Global Growth Fund	Morgan Stanley & Co., Incorporated	12,855
JNL/Franklin Templeton Income Fund	Citigroup Global Markets	41,470
JNL/Franklin Templeton Income Fund	J.P. Morgan	44,802
JNL/Franklin Templeton Income Fund	Morgan Stanley & Co., Incorporated	5,818
JNL/Franklin Templeton Mutual Shares Fund	Citigroup Global Markets	14,473
JNL/Goldman Sachs Core Plus Bond Fund	Barclays Capital Inc.	9,278
JNL/Goldman Sachs Core Plus Bond Fund	Credit Suisse Securities, LLC	6,295
JNL/Goldman Sachs Core Plus Bond Fund	HSBC Holdings Plc	5,022
JNL/Goldman Sachs Core Plus Bond Fund	J.P. Morgan	2,565
JNL/Goldman Sachs Core Plus Bond Fund	Merrill Lynch, Pierce, Fenner, & Smith	1,144
JNL/Goldman Sachs Core Plus Bond Fund	Morgan Stanley & Co., Incorporated	1,284
JNL/Goldman Sachs Core Plus Bond Fund	Royal Bank of Scotland	3,052
JNL/Goldman Sachs Emerging Markets Debt Fund	Citigroup Global Markets	8,916
JNL/Goldman Sachs Emerging Markets Debt Fund	Deutsche Bank Alex Brown Inc.	10,654
JNL/Goldman Sachs Emerging Markets Debt Fund	J.P. Morgan	8,051
JNL/Goldman Sachs Emerging Markets Debt Fund	Standard Chartered Plc	8,543
JNL/Goldman Sachs U.S. Equity Flex Fund	J.P. Morgan	9,851
JNL/Goldman Sachs U.S. Equity Flex Fund	Morgan Stanley & Co., Incorporated	1,332
JNL/Harris Oakmark Global Equity Fund	Credit Suisse Securities, LLC	4,179
JNL/Harris Oakmark Global Equity Fund	J.P. Morgan	2,499
JNL/Harris Oakmark Global Equity Fund	State Street Bank	3,170
JNL/Invesco International Growth Fund	State Street Bank	43,163
JNL/Invesco International Growth Fund	UBS Group AG	23,048
JNL/Invesco Mid Cap Value Fund	State Street Bank	17,141
JNL/Invesco Small Cap Growth Fund	State Street Bank	63,460
JNL/JPMorgan U.S. Government & Quality Bond Fund	Citigroup Global Markets	3,244

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/JPMorgan U.S. Government & Quality Bond Fund	Credit Suisse Securities, LLC	1,501
JNL/Lazard Emerging Markets Fund	State Street Bank	18,015
JNL/Mellon Capital Bond Index Fund	Barclays Capital Inc.	2,028
JNL/Mellon Capital Bond Index Fund	BNP Paribas Securities	1,792
JNL/Mellon Capital Bond Index Fund	Citigroup Global Markets	4,251
JNL/Mellon Capital Bond Index Fund	Goldman Sachs & Co.	4,482
JNL/Mellon Capital Bond Index Fund	J.P. Morgan	5,849
JNL/Mellon Capital Bond Index Fund	Merrill Lynch, Pierce, Fenner, & Smith	773
JNL/Mellon Capital Bond Index Fund	Morgan Stanley & Co., Incorporated	5,627
JNL/Mellon Capital Bond Index Fund	Nomura Securities International, Inc.	461
JNL/Mellon Capital Bond Index Fund	Wells Fargo Securities, Inc.	5,641
JNL/Mellon Capital European 30 Fund	Credit Suisse Securities, LLC	13,847
JNL/Mellon Capital European 30 Fund	Societe Generale SA	17,821
JNL/Mellon Capital International Index Fund	Barclays Bank Plc	10,087
JNL/Mellon Capital International Index Fund	BNP Paribas Securities	11,265
JNL/Mellon Capital International Index Fund	Credit Suisse Securities, LLC	7,256
JNL/Mellon Capital International Index Fund	HSBC Holdings Plc	28,946
JNL/Mellon Capital International Index Fund	UBS Group AG	13,327
JNL/Mellon Capital S&P 500 Index Fund	Goldman Sachs & Co.	21,476
JNL/Mellon Capital S&P 500 Index Fund	J.P. Morgan	72,610
JNL/Mellon Capital S&P 500 Index Fund	Merrill Lynch, Pierce, Fenner, & Smith	115,000
JNL/Neuberger Berman Strategic Income Fund	Citigroup Global Markets	10,271
JNL/Neuberger Berman Strategic Income Fund	Credit Suisse Securities, LLC	6,046
JNL/Neuberger Berman Strategic Income Fund	Credit Suisse Securities, LLC	18,343
JNL/Neuberger Berman Strategic Income Fund	Deutsche Bank Alex Brown Inc.	13,611
JNL/Neuberger Berman Strategic Income Fund	Goldman Sachs & Co.	10,860
JNL/Neuberger Berman Strategic Income Fund	Morgan Stanley & Co., Incorporated	17,716
JNL/Neuberger Berman Strategic Income Fund	Wells Fargo Securities, Inc.	2,949
JNL/Oppenheimer Emerging Markets Innovator Fund	State Street bank	12,874
JNL/Oppenheimer Global Growth Fund	Citigroup Global Markets	33,256
JNL/Oppenheimer Global Growth Fund	Credit Suisse Securities, LLC	18,343
JNL/Oppenheimer Global Growth Fund	Deutsche Bank Alex Brown Inc.	13,611
JNL/Oppenheimer Global Growth Fund	Goldman Sachs & Co.	22,963
JNL/Oppenheimer Global Growth Fund	State Street Bank	56,144
JNL/PIMCO Real Return Fund	Barclays Capital Inc.	5,359
JNL/PIMCO Real Return Fund	Citigroup Global Markets	22,530
JNL/PIMCO Real Return Fund	Credit Suisse Securities, LLC	7,003
JNL/PIMCO Real Return Fund	Goldman Sachs & Co.	11,531
JNL/PIMCO Real Return Fund	J.P. Morgan	13,670
JNL/PIMCO Real Return Fund	Merrill Lynch, Pierce, Fenner, & Smith	811
JNL/PIMCO Real Return Fund	Morgan Stanley & Co., Incorporated	2,849
JNL/PIMCO Real Return Fund	UBS Group AG	1,348
JNL/PIMCO Real Return Fund	Wells Fargo Securities, Inc.	2,190
JNL/PIMCO Total Return Bond Fund	Barclays Capital Inc.	16,853
JNL/PIMCO Total Return Bond Fund	Citigroup Global Markets	27,217
JNL/PIMCO Total Return Bond Fund	Credit Suisse Securities, LLC	28,984
JNL/PIMCO Total Return Bond Fund	Deutsche Bank Alex Brown Inc.	4,635
JNL/PIMCO Total Return Bond Fund	Goldman Sachs & Co.	25,812

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/PIMCO Total Return Bond Fund	J.P. Morgan	78,105
JNL/PIMCO Total Return Bond Fund	Merrill Lynch, Pierce, Fenner, & Smith	29,662
JNL/PIMCO Total Return Bond Fund	Morgan Stanley & Co., Incorporated	28,332
JNL/PIMCO Total Return Bond Fund	UBS Group AG	11,768
JNL/PPM America Floating Rate Income Fund	State Street Bank	121,662
JNL/PPM America High Yield Bond Fund	Barclays Capital Inc.	10,647
JNL/PPM America High Yield Bond Fund	Citigroup Global Markets	6,120
JNL/PPM America High Yield Bond Fund	Goldman Sachs & Co.	13,491
JNL/PPM America High Yield Bond Fund	J.P. Morgan	23,037
JNL/PPM America High Yield Bond Fund	Wells Fargo Securities, Inc.	13,904
JNL/S&P Competitive Advantage Fund	Merrill Lynch, Pierce, Fenner, & Smith	45,000
JNL/Scout Unconstrained Bond Fund	Barclays Capital Inc.	9,632
JNL/Scout Unconstrained Bond Fund	Citigroup Global Markets	23,502
JNL/Scout Unconstrained Bond Fund	Deutsche Bank Alex Brown Inc.	3,272
JNL/Scout Unconstrained Bond Fund	Goldman Sachs & Co.	4,738
JNL/Scout Unconstrained Bond Fund	J.P. Morgan	3,305
JNL/Scout Unconstrained Bond Fund	Wells Fargo Securities, Inc.	9,667
JNL/T. Rowe Price Established Growth Fund	Morgan Stanley & Co., Incorporated	68,449
JNL/T. Rowe Price Established Growth Fund	T.Rowe Price	161,462
JNL/T. Rowe Price Mid-Cap Growth Fund	T.Rowe Price	181,893
JNL/T. Rowe Price Short-Term Bond Fund	Barclays Capital Inc.	9,785
JNL/T. Rowe Price Short-Term Bond Fund	Citibank, Inc.	5,008
JNL/T. Rowe Price Short-Term Bond Fund	Citigroup Global Markets	26,004
JNL/T. Rowe Price Short-Term Bond Fund	Credit Suisse Securities, LLC	5,778
JNL/T. Rowe Price Short-Term Bond Fund	Goldman Sachs & Co.	26,739
JNL/T. Rowe Price Short-Term Bond Fund	J.P. Morgan	28,995
JNL/T. Rowe Price Value Fund	Citigroup Global Markets	118,435
JNL/T. Rowe Price Value Fund	J.P. Morgan	105,912
JNL/T. Rowe Price Value Fund	Morgan Stanley & Co., Incorporated	92,160
JNL/T. Rowe Price Value Fund	T. Rowe Price	8,765
JNL/Westchester Capital Event Driven Fund	Citigroup Global Markets	2,371
JNL/WMC Balanced Fund	Barclays Capital Inc.	3,578
JNL/WMC Balanced Fund	Citigroup Global Markets	39,824
JNL/WMC Balanced Fund	Credit Suisse Securities, LLC	7,723
JNL/WMC Balanced Fund	Deutsche Bank Alex Brown Inc.	606
JNL/WMC Balanced Fund	Goldman Sachs & Co.	8,728
JNL/WMC Balanced Fund	J.P. Morgan	92,143
JNL/WMC Balanced Fund	Merrill Lynch, Pierce, Fenner, & Smith	5,558
JNL/WMC Balanced Fund	Morgan Stanley & Co., Incorporated	22,182
JNL/WMC Balanced Fund	Wells Fargo Securities, Inc.	148,135
JNL/WMC Money Market Fund	Barclays Capital Inc.	1,700
JNL/WMC Money Market Fund	BNP Paribas Securities	22,245
JNL/WMC Money Market Fund	Deutsche Bank Alex Brown Inc.	7,200
JNL/WMC Money Market Fund	Goldman Sachs & Co.	76,000
JNL/WMC Money Market Fund	J.P. Morgan	21,810
JNL/WMC Money Market Fund	Royal Bank of Canada	66,092
JNL/WMC Money Market Fund	TD Securities Inc.	1,000
JNL/WMC Value Fund	Citigroup Global Markets	41,184

Fund	Broker-Dealer	Value Of Securities Owned (In Thousands)
JNL/WMC Value Fund	Goldman Sachs & Co.	18,675
JNL/WMC Value Fund	J.P. Morgan	65,399

Code of Ethics.  To mitigate the possibility that a Fund will be adversely affected by personal trading of employees, the Trust, the Adviser, the Sub-Advisers, the Funds and JNLD have adopted Codes of Ethics under Rule 17j-1 of the 1940 Act and Rule 204A-1 under the Investment Advisers Act of 1940, as amended.  These Codes of Ethics contain policies restricting securities trading in personal accounts of the portfolio managers and others who normally come into possession of information regarding portfolio transactions of the Funds of the Trust.  The Trust’s and the Adviser’s Codes of Ethics comply, in all material respects, with the recommendations of the Investment Company Institute.  Subject to the requirements of the Codes of Ethics, employees may invest in securities for their own investment accounts, including securities that may be purchased or held by the Trust.

Proxy Voting for Securities held by the Funds.

This section applies to all Funds except Feeder Funds that are investing in a master-feeder arrangement.  For proxy voting policies and procedures applicable to Feeder Funds investing in a master-feeder arrangement, please see the section below entitled, “Proxy Voting Policies and Procedures for Feeder Funds.”

The Board has adopted the proxy voting policy and procedures (“Policy”) of the Funds’ Adviser, pursuant to which the Board has delegated proxy voting responsibility to the Adviser, and pursuant to which the Adviser has delegated proxy voting responsibility to each of the Sub-Advisers, except SPIAS, which does not have a proxy voting policy, nor does SPIAS vote proxies.  The Trust has adopted each of the Sub-Adviser’s proxy voting policies and procedures (“Procedures”).

The Policy is designed to promote accountability of the company’s management to its shareholders and to align the interests of management with those shareholders.  The Sub-Advisers generally review each matter on a case-by-case basis in order to make a determination of how to vote in a manner that best serves the interests of Fund shareholders.  The Sub-Advisers may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweigh the benefits derived from exercising the right to vote.  For example, JNAM shall permit a Sub-Adviser to abstain from voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.  In addition, the Sub-Advisers will monitor situations that may result in a conflict of interest in accordance with their Procedures.  A description of the policies and procedures used by the Funds to vote proxies relating to the portfolio securities and information on how the Funds voted proxies relating to portfolio securities during the 12 month period ended June 30, 2015 are available (1) without charge, upon request by calling 1-800-873-5654 (Annuity Service Center), 1-800-599-5651 (NY Annuity Service Center) or 1-800-777-7799 (for contracts purchased through a bank or financial institution) or 1-888-464-7779 (for NY contracts purchased through a bank or financial institution), (2) by writing JNL Series Trust, P.O. Box 30314, Lansing, Michigan 48909-7814 (3) on Jackson National Life Insurance Company’s or Jackson National Life Insurance Company of New York’s website at www.jackson.com, and (4) on the SEC’s website at www.sec.gov.

Proxy Voting Policies and Procedures for Feeder Funds.

When a Fund is a Feeder Fund in a master/feeder structure, it will either (1) pass votes requested by the applicable Master Fund to its shareholders and seek instructions from its own shareholders with regard to the voting of all proxies with respect to such security and vote such proxies only in accordance with such instruction, or (2) vote the shares held by it in the same proportion as the vote of all other holders of such security.  However, the procedures described above (under the heading “Proxy Voting for Securities held by the Funds”) apply if a Fund is removed from the master/feeder structure.

Proxies for the portfolio securities of the Master Fund will be voted pursuant to the Master Funds’ proxy voting policies and procedures, which are described in the Master Funds’ SAI.

IX.          DISCLOSURE OF PORTFOLIO INFORMATION

This section describes the Policies and Procedures for Disclosure of Portfolio Information for all Funds except the Feeder Funds.  Under the master-feeder structure, each Feeder Fund’s sole portfolio holding, other than cash or cash equivalents, is shares of its corresponding Master Fund, and so long as each Feeder Fund operates under the master-feeder structure, each Feeder Fund will only disclose its holdings of its corresponding Master Fund. As long as a Feeder Fund invests all of its assets in a Master Fund, it will be subject to the Master Fund’s policies and procedures regarding the disclosure of portfolio holdings. For information regarding the Master Funds’ policies and procedures regarding disclosure of portfolio holdings, please see the Master Funds SAI, which is delivered together with this SAI.  If a Feeder Fund withdraws from the master/feeder structure, the Feeder Fund will be subject to the following policies and procedures regarding the disclosure of portfolio holdings, which currently apply to all other Funds of the Trust.

Policies and Procedures

I.	Introduction

JNAM is the investment adviser to the Funds (includes all Funds of the Fund Complex) and certain affiliated and non-affiliated sub-advisers conduct the day-to-day management of the Funds.  Pursuant to the sub-advisers’ respective “Sub-Advisory Agreements” with JNAM, the sub-advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds.  The Adviser, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the sub-advisers and the Funds.  In providing this oversight function, JNAM regularly reports to the Funds’ Board related to sub-adviser management, trading, and compliance functions.  The Adviser does not make individual investment decisions on behalf of the Funds.  The Adviser does not have a portfolio management department and does not operate a trading desk.  The Adviser provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

Certain of the Funds underlie variable products sponsored by Jackson National Life Insurance Company and Jackson National Life Insurance Company of New York, and are primarily sold to the separate accounts of those variable products, and are also sold to participants in certain “Qualified Retirement Plans.”

II.	Statement of Policy.

JNAM, the Distributor, and the Funds’ Board have approved and adopted policies and procedures governing the disclosure of information regarding the Funds’ portfolio holdings.  In adopting these policies and procedures, the Funds’ Board assessed the use of Fund portfolio information, and the manner in which such information is conveyed to other parties, including the shareholders (contractholders).  The procedures are designed to control the disclosure of Fund portfolio information.  These policies and procedures are intended to balance the interests of the Funds’ shareholders and their access to portfolio information, with the interests of JNAM and the Distributor in the administration and management of the Funds.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.

As a general matter, it is the policy that public disclosure of information concerning the Funds’ portfolio holdings should allow all relevant parties consistent and equal access to portfolio information.  In applying these principles, the Funds’ portfolio disclosures shall be made at times and in circumstances under which it may promptly become generally available to the brokerage community and the investing public.

A.	Policy Requirements. In order to implement this policy, the procedures generally provide that:

(i)           Information about the Funds’ portfolio holdings may not, except as set forth herein, be disclosed until it is either filed with the SEC, or mailed out to shareholders, which filing or mailing will not be made sooner than thirty (30) days after quarter end;

(ii)           Portfolio holdings information that is solely available in other regulatory reports or filings (such as U.S. Treasury Department filings) may not be disclosed, except as expressly authorized by the Funds’ President;

(iii)          Portfolio holdings information for certain of the Funds* (including, but not limited to, the “Fund of Funds,” “Target Funds,” and “Index Funds”) that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials provided the information is posted on the Funds’ website one (1) day prior to the use of any printed materials; and

(iv)          Information about the Funds’ portfolio holdings shall not be disclosed by the Funds, JNAM, the Distributor, and personnel at the foregoing entities, to obtain compensation or consideration.

The foregoing, general policy requirements may not apply to certain of the Funds, including, but not limited, to the money market portfolios.

B.        Public Disclosures.  Information regarding each Fund’s portfolio holdings will be disclosed to the public as required or permitted by applicable laws, rules or regulations, such as in annual and semi-annual shareholder reports and other reports or filings with the SEC.  Such reports shall be released not sooner than thirty (30) days after the end of the relevant reporting period, or after such period required under applicable law.

III.	Disclosures

In accordance with the foregoing policies, the Funds and the Distributor may periodically disclose portfolio holdings information.

A.	Portfolio Overviews.

(i)           Actively Managed Funds.  The Funds and the Distributor may disclose the Funds’ ten (10) largest portfolio holdings in monthly overviews in connection with the distribution of actively managed Fund shares.  The monthly overview updates may not be released earlier than thirty (30) days after the end of the relevant month and shall not be provided to any broker-dealer on a preferential basis.  The Funds will disclose their ten (10) largest portfolio holdings on the Funds’ website at www.jackson.com one (1) day prior to the use of any printed materials.

(ii)           Index Funds, Fund of Funds, and Target Funds.  For the Index Funds, the Fund of Funds, and the Target Funds (generally, those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or Mellon Capital Management Corporation), the Funds and the Distributor may periodically disclose complete or partial portfolio holdings, and/or allocations, thirty (30) days after any of the following:

(A)          The relevant reporting periods;

(B)          The “Stock Selection Date”; or

(C)          The effective date of new money allocations and/or rebalances.

*  The Fund of Funds, Target Funds, and Index Funds (such as the JNL/S&P Managed Conservative Fund and the JNL/Mellon Capital International Index Fund) generally include those Funds sub-advised by Standard & Poor’s Investment Advisory Services LLC and/or Mellon Capital Management Corporation.  The Fund of Funds, Target Funds, and Index Funds have distinct investment strategies and these policies and procedures recognize that more frequent disclosure of portfolio holdings information may be required for the benefit of shareholders.

Provided that such disclosures are not provided to any broker-dealers on a preferential basis.  The Funds will disclose such portfolio holdings on the Funds’ website at www.jackson.com one (1) day prior to the use of any printed materials.

B.        Service Providers.  The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar):

(i)            On a quarterly basis, however, such holdings information shall be released not sooner than thirty (30) days after the end of the relevant reporting period;

(ii)           At such time as those service providers may request; and/or

(iii)          As necessary for JNAM and the Funds to obtain materials and information from the service providers and/or rating services.

The disclosure of portfolio holdings to service providers is generally made for the purpose of obtaining ratings for the Funds and enabling such service providers to provide such portfolio holding information to the public as they typically provide for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information to the approved purposes.  Although the Adviser cannot require the service providers to adopt a Code of Ethics to monitor and limit employee trading, any such trading would violate the confidentiality agreements JNAM has in place.

C.        Other Disclosures.  The Funds periodically provide information concerning their portfolio holdings to certain entities in connection with transactions/services provided to, or on behalf of, the Funds, including, but not limited to, sub-advisers and service providers, the Adviser’s consultants, the distributor, senior management and personnel at Jackson, the custodian, the transfer agent(s), broker-dealers, and counterparties, pricing vendors, and the Funds’ Board.  In addition to the Adviser, these service providers may include, but are not limited to, any sub-adviser, transition manager (for mergers and sub-adviser transitions), distributor, auditor, legal counsel to the funds, the trustees or managers, and/or the Funds’ other service providers.  Any disclosure to service providers shall be made subject to a confidentiality agreement or confidentiality provisions limiting the use of such information for approved purposes.  Although the confidentiality agreement does not explicitly limit or restrict personal securities transactions, JNAM and the Funds may, from time-to-time, limit or restrict personal securities transactions to prevent violations of these policies and procedures, the Code of Ethics, and JNAM’s Insider Trading Policies and procedures.  The Funds may also disclose portfolio holding information to any person who expressly agrees in writing to keep the disclosed information in confidence (agreements shall contain confidentiality provisions), and to use it only for purposes expressly authorized by the Fund.

D.        Exceptions.  From time-to-time, the Funds may need to disclose portfolio holdings and other information.  The Funds’ President shall examine appropriateness of any such disclosure(s).  Any such disclosure(s) will be kept confidential and will be subject to applicable SEC and FINRA requirements related to personal trading and access monitoring.  Upon review and authorization by the Funds’ President, in writing, and upon his/her determination that such disclosures would be in the interests of the relevant Fund(s) and its shareholders, a Fund(s) may disclose portfolio holdings information.  Such authorization shall be disclosed to the Funds’ Board.

E.        Regulatory and Legal Disclosures.  The Funds may also disclose portfolio holdings information to any regulator in response to any regulatory requirement, as part of a legal proceeding or criminal investigation, or any regulatory inquiry or proceeding, and to any person, to the extent required by order or other judicial process.

F.         Monitoring Portfolio Holdings Disclosure and Trading.  JNAM and the Funds will review the personal securities transactions of their Access Persons, pursuant to the Code of Ethics.  The sub-advisers and distributor have each, individually adopted a Code of Ethics and are responsible for monitoring the personal trading activities of their respective personnel.

IV.	Reporting, Recordkeeping, and Exceptions.

Any exceptions to these policies and procedures authorized by the Funds’ President shall be reported to the Funds’ Board.  The Funds’ Board shall also receive annual reports concerning the operation of these policies and procedures.  The Funds’ Board may amend these policies and procedures from time to time, as it may deem appropriate in the interests of the Funds and their shareholders, and/or in response to changes in the Federal Securities Laws.  All disclosures made pursuant to these policies and procedures, for both JNAM and the Funds, must be preserved for a period of not less than six (6) years, the first (2) years in an appropriate office of JNAM.

X.          PURCHASES, REDEMPTIONS AND PRICING OF SHARES

Insurance company plans and the JNL/MMRS Conservative Fund, JNL/MMRS Growth Fund, JNL/MMRS Moderate Fund, JNL Disciplined Moderate Fund, JNL Disciplined Moderate Growth Fund, JNL Disciplined Growth Fund, JNL/S&P Funds, JNL Institutional Alt 20 Fund, the JNL Institutional Alt 35 Fund, the JNL Institutional Alt 50 Fund, the JNL Alt 65 Fund, the JNL/Franklin Templeton Founding Strategy Fund, the JNL/Mellon Capital Index 5 Fund, and the JNL/Mellon Capital 10 x 10 Fund may purchase shares of the Funds at their respective net asset values, using premiums received with respect to Contracts issued by the insurance company’s separate accounts.  These separate accounts are funded by shares of the Trust.

All investments in the Trust are credited to the shareholder’s account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share).  The Trust does not issue share certificates.

As stated in the Prospectus, the NAV of a Fund’s shares is generally determined once each day on which the New York Stock Exchange (“NYSE”) is open (a “Business Day”) at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern Time, Monday through Friday).  The NAV of a Fund’s shares is not determined on the days the NYSE is closed, which days generally are New Year’s Day, Martin Luther King Jr. holiday, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.  The NAV of a Fund’s share may also not be determined on days designated by the Trustees or on days designated by the SEC.

The per share NAV of a Fund is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of shares outstanding.  In determining NAV, securities listed on the national securities exchanges, the Nasdaq National Market and foreign markets are valued at the closing prices on such markets, or if such price is lacking for the trading period immediately preceding the time of determination, such securities are valued at their current bid price.  Securities that are traded on the OTC market are valued at their closing bid prices.  The values of foreign securities and currencies are translated to U.S. dollars using exchange rates in effect at the time of valuation.  A Fund may determine the market value of individual securities held by it, by using prices provided by one or more independent pricing services which may provide market prices to other funds, or, as needed, by obtaining market quotations from independent broker-dealers.  Short-term securities maturing within 60 days are valued on the amortized cost basis.

The Trustees have adopted procedures pursuant to which the Adviser may determine, subject to ratification by the Board of Trustees, the “fair value” of securities for which a current market price is not available or the current market price is considered unreliable or inaccurate.

Certain of the Funds invest in securities that are traded in European and Far Eastern securities markets.  Due to differences in local time, trading in securities on European and Far Eastern securities exchanges and OTC markets normally is completed well before the close of business on each Business Day.  In addition, European and Far Eastern securities trading generally, or in a particular country or countries, may not take place on all Business Days due to differing national holidays or for other reasons.  Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on other days which are not Business Days and on which a Fund’s NAV is not calculated.

A Fund calculates its NAV per share, and effects sales, redemptions and repurchases of its shares at that NAV per share, as of the close of the NYSE once on each Business Day.  Because the calculation of a Fund’s NAV does not take place contemporaneously with the determination of the closing prices of the majority of the foreign portfolio securities used in such calculation, the Trust’s procedures for pricing of portfolio securities authorize the Adviser, subject to verification by the

Trustees, to determine the “fair value” of such foreign securities for purposes of calculating a Fund’s net asset value. When fair valuing such foreign securities, the Adviser adjusts the closing prices of foreign portfolio securities, based upon an adjustment factor for each such security provided by an independent pricing service, in order to reflect the “fair value” of such securities for purposes of determining a Fund’s net asset value.

For the JNL/WMC Money Market Fund, securities are valued at amortized cost, which approximates market value, in accordance with Rule 2a-7.  The net income of the JNL/WMC Money Market Fund is determined once each day, on which the NYSE is open, at the close of the regular trading session of the NYSE (normally 4:00 p.m., Eastern time, Monday through Friday).  All the net income of the Fund, so determined, is declared as a dividend to shareholders of record at the time of such determination.  Shares purchased become entitled to dividends declared as of the first day following the date of investment.  Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

For this purpose, the net income of the JNL/WMC Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of:  (a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accord with generally accepted accounting principles.  Interest income includes discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity.  Securities are valued at amortized cost which approximates market, which the Trustees have determined in good faith constitutes fair value for the purposes of complying with the 1940 Act.

Because the net income of the JNL/WMC Money Market Fund is declared as a dividend payable in additional shares each time the Fund’s net income is determined, the net asset value per share (i.e., the value of the net assets of the Fund divided by the number of shares outstanding) is expected to remain at one dollar per share immediately after each such determination and dividend declaration.  Any increase in the value of a shareholder’s investment in the Fund, representing the reinvestment of dividend income, is reflected by an increase in the number of shares of the Fund in the shareholder’s account.

The Trust may suspend the right of redemption for any Fund only under the following unusual circumstances:  (a) when the NYSE is closed (other than weekends and holidays) or trading is restricted; (b) when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or (c) during any period when the SEC has by order permitted a suspension of redemption for the protection of shareholders.

Net Asset Value Calculations Applicable to AFIS Master Funds.  All portfolio securities of the AFIS Master Funds are valued, and the net asset value per share for each share class are determined, as follows:

Equity securities, including depositary receipts, are valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades. Fixed-income securities are valued at prices obtained from an independent pricing service, when such prices are available; however, in circumstances where CRMC deems it appropriate to do so, such securities will be valued at the mean quoted bid and asked prices or at prices for securities of comparable maturity, quality and type. Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by CRMC.

Securities with original maturities of one year or less having 60 days or less to maturity are amortized to maturity based on their cost if acquired within 60 days of maturity, or if already held on the 60th day, based on the value determined on the 61st day. Forward currency contracts are valued at the mean of representative quoted bid and asked prices.

Assets or liabilities initially expressed in terms of non-U.S. currencies are translated prior to the next determination of the net asset value of each AFIS Master Fund’s shares into U.S. dollars at the prevailing market rates.

Securities and assets for which representative market quotations are not readily available or are considered unreliable are valued at fair value as determined in good faith under policies approved by the AFIS Master Funds’ board. Subject to board oversight, the AFIS Master Funds’ board has delegated the obligation to make fair valuation determinations to a valuation committee established by the CRMC. The board receives regular reports describing fair-valued securities and the valuation methods used.

CRMC’s valuation committee has adopted guidelines and procedures (consistent with SEC rules and guidance) to ensure that certain basic principles and factors are considered when making all fair value determinations. As a general principle, securities lacking readily available market quotations are valued in good faith by the valuation committee based upon what an AFIS Master Fund might reasonably expect to receive upon their current sale. CRMC’s valuation committee considers all indications of value available to it in determining the “fair value” to be assigned to a particular security, including, without limitation, the type and cost of the security, contractual or legal restrictions on resale of the security, relevant financial or business developments of the issuer, actively traded similar or related securities, conversion or exchange rights on the security, related corporate actions, significant events occurring after the close of trading in the security and changes in overall market conditions. CRMC’s valuation committee employs additional fair value procedures to address issues related to equity holdings of applicable AFIS Master Fund portfolios outside the United States. Securities owned by these AFIS Master Funds trade in markets that open and close at different times, reflecting time zone differences. If significant events occur after the close of a market (and before these AFIS Master Funds’ net asset values are next determined) which affect the value of portfolio securities, appropriate adjustments from closing market prices may be made to reflect these events. Events of this type could include, for example, earthquakes and other natural disasters or significant price changes in other markets (e.g., U.S. stock markets).

Each class of shares of each AFIS Master Fund represents interests in the same portfolio of investments and is identical in all respects to each other class, except for differences relating to distribution, service and other charges and expenses, certain voting rights, differences relating to eligible investors, the designation of each class of shares, conversion features and exchange privileges. Expenses attributable to an AFIS Master Fund, but not to a particular class of shares, are borne by each class pro rata based on relative aggregate net assets of the classes. Expenses directly attributable to a class of shares are borne by that class of shares. Liabilities, including accruals of taxes and other expense items attributable to particular share classes, are deducted from total assets attributable to such share classes. Net assets so obtained for each share class are then divided by the total number of shares outstanding of that share class, and the result, rounded to the nearer cent, is the net asset value per share for that share class.

Dividends.

The JNL/WMC Money Market Fund intends to declare as dividends substantially all of the net investment income, if any.  Dividends from the net investment income and the net capital gain, if any, will be declared not less frequently than annually and reinvested in additional full and fractional shares of the fund or paid in cash.

The Fund seeks to maintain constant per share NAV of $1.00. Dividends from net investment income and net capital gain, if any, for the Fund will be declared and reinvested, or paid in cash, as to a class daily so long as class income exceeds class expenses on each day.  If class expenses exceed class income on any day, the fund will not pay a dividend on the class on that day.  The Fund will resume paying dividends on that class only when, on a future date, the accumulated net investment income of the class is positive.  The accumulated net investment income for a class on any day is equal to the accumulated income attributable to that class less the accumulated expenses attributable to that class since the last payment of a dividend on that class.  When the Fund resumes paying a dividend on a class, the amount of the initial dividend will be the accumulated net investment income for the class on the date of payment.  As a result of this policy, the Fund: (1) on any given day, may pay a dividend on all of its classes, on none of its classes or on some but not all of its classes; (2) may not pay a dividend on one or more classes for one or more indeterminate periods which may be as short as a day or quite lengthy; and (3) may, during a period in which it does not pay a dividend on a class, have days on which the net investment income for that class is positive but is not paid as a dividend because the accumulated net investment income for the class continues to be negative.  In addition, a shareholder who purchases shares of a class with a negative accumulated net investment income could hold those shares during a period of positive net investment income and never receive a dividend unless and until that accumulated positive net investment income exceeded the negative accumulated net investment income at the time of purchase.

XI.          DESCRIPTION OF SHARES; VOTING RIGHTS; SHAREHOLDER INQUIRIES

Description of Shares.  The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust.  Each share of a Fund represents an equal proportionate interest in that Fund with each other share.  The Trust reserves the right to create and issue any number of Fund shares.  In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund.  Upon liquidation of a Fund, shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

Voting Rights.  Shareholders are entitled to one vote for each share held. Except for matters affecting a particular Fund or Class of shares of a Fund, as described below, all shares of the Trust have equal voting rights and may be voted in the election of Trustees and on other matters submitted to the vote of the shareholders.  Shareholders’ meetings ordinarily will not be held unless required by the 1940 Act.  As permitted by Massachusetts law, there normally will be no shareholders’ meetings for the purpose of electing Trustees unless and until such time as fewer than a two-thirds majority of the Trustees holding office have been elected by shareholders.  At that time, the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  The Trustees must call a meeting of shareholders for the purpose of voting upon the removal of any Trustee when requested to do so by the record holders of 10% of the outstanding shares of the Trust.  A Trustee may be removed after the holders of record of not less than two-thirds of the outstanding shares have declared that the Trustee be removed either by declaration in writing or by votes cast in person or by proxy.  Except as set forth above, the Trustees shall continue to hold office and may appoint additional or successor Trustees, provided that immediately after the appointment of any additional or successor Trustee, at least two-thirds of the Trustees have been elected by the shareholders.  Shares do not have cumulative voting rights.  Thus, holders of a majority of the shares voting for the election of Trustees can elect all the Trustees.

In matters affecting only a particular Fund or Class of shares of a Fund, the matter shall have been effectively acted upon by a majority vote of the shares of only that Fund or Class of shares of a Fund even though (1) the matter has not been approved by a majority vote of the shares of any other Fund or Class of shares of a Fund; or (2) the matter has not been approved by a majority vote of the shares of the Trust.

Because shares in the Trust are sold only to Jackson, to certain qualified and non-qualified retirement plans and to regulated investment companies, Jackson and the regulated investment companies, through its separate accounts which hold shares in the Trust as funding vehicles for variable insurance contracts, is the owner of record of substantially all of the shares of the Trust.  In addition, Jackson, through its general account, is the beneficial owner of shares in certain of the Funds, in some cases representing the initial capital contributed at the inception of a Fund, and in other cases representing investments made for other corporate purposes.  As may be required by applicable law and interpretations of the staff of the SEC, Jackson generally will solicit voting instructions from owners of variable insurance contracts regarding matters submitted to shareholder vote, and will vote the shares held by its separate accounts in accordance with the voting instructions received from variable contract owners to whose contracts such shares are attributable.  This is sometimes referred to as “pass through” voting. Further, those shares which are owned by Jackson through its general account, as well as shares held by its separate accounts for which no voting instructions are received from contract owners, also will be voted by Jackson in the same proportions as those shares for which voting instructions are received from variable contract owners.  This is sometimes referred to as “echo” voting. As described above, pursuant to Section 12 of the 1940 Act, when a Fund is a Feeder Fund in a master/feeder structure, it will either (1) pass votes requested by the applicable Master Fund to its shareholders and seek instructions from its own shareholders with regard to the voting of all proxies with respect to such security and vote such proxies only in accordance with such instruction, or (2) vote the shares held by it in the same proportion as the vote of all other holders of such security.  The Agreement and Declaration of Trust for JNL Series Trust provides that thirty percent of the shares entitled to vote shall be a quorum for the transaction of business at a shareholders’ meeting, and that 30% of the aggregate number of shares in any Fund that are entitled to vote shall be necessary to constitute a quorum for the transaction of business by that Fund at a shareholders meeting.  As a result of proportional voting the vote of a small number of contract owners could determine the outcome of a proposal subject to shareholder vote.

Shareholders of a Massachusetts business trust may, under certain circumstances, be held personally liable as partners for the obligations of the Trust.  The risk of a shareholder incurring any financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.  The Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of the disclaimer must be given in each agreement, obligation or instrument entered into or executed by the Trust or Trustees.  The Declaration of Trust provides for indemnification of any shareholder held personally liable for the obligations of the Trust and also provides for the Trust to reimburse the shareholder for all legal and other expenses reasonably incurred in connection with any such claim or liability.

No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust.  The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

•	Designate a Fund of the Trust;

•	Change the name of the Trust; or

•
Supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal or state regulations if they deem it necessary.

If not terminated by the vote or written consent of a majority of its outstanding shares, the Trust will continue indefinitely.  Shares have no pre-emptive or conversion rights.  Shares are fully paid and non-assessable when issued.

Shareholder Inquiries.  All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the back cover page of the Prospectus.

Information Regarding Master Funds. For information regarding the Master Funds’ shares, voting rights and policies regarding shareholder inquiries, please see the Master Funds SAI, which is delivered together with this SAI.

XII.          TAX STATUS

The following discussion of U.S. federal income tax consequences of investing in a Fund is based on the Code, U.S. Treasury Regulations, and other applicable authority, as of the date of this SAI.  These authorities are subject to change by legislative or administrative action, possibly with retroactive effect.  The following discussion is only a summary of some of the important U.S. federal income tax considerations generally applicable to investments in a Fund and it does not address any state, local or foreign tax matters.  The following discussion is generally based on the assumption that the shares of each Fund will be respected as owned by insurance companies through their separate accounts, qualified pension and retirement plans (“Qualified Plans”), and other eligible persons or plans permitted to hold shares of a Fund pursuant to the applicable Treasury Regulations without impairing the ability of the insurance company separate accounts to satisfy the diversification requirements of Section 817(h) of the Code (“Other Eligible Investors”).

General

The Trust consists of Funds that are either treated for U.S. federal income tax purposes as regulated investment companies (“Regulated Investment Company Funds”) or partnerships (“Partnership Funds”).

Each Fund automatically reinvests all income dividends and capital gain distributions, if any, in additional shares of the distributing Fund, unless otherwise requested by a shareholder.  The reinvestment is made at the NAV determined on the ex-dividend date, which is generally the first business day following the record date.

Regulated Investment Company Funds

Qualification as a Regulated Investment Company

Each Regulated Investment Company Fund (for purposes of this section, a “Fund”) has elected and intends to qualify and be eligible for treatment each year as a “regulated investment company” under Subchapter M of the Code. Each Fund is treated as a separate corporation for purposes of the Code. Therefore, the assets, income, gains, losses, expenses and distributions of each

Fund are considered separately for purposes of determining whether or not a Fund qualifies and is eligible for treatment as a regulated investment company.

To qualify as a regulated investment company, a Fund must meet certain requirements with respect to the nature and sources of its income (the “qualifying income requirement”) and certain requirements regarding the nature and diversification of its investment assets (the “asset diversification requirement”). In order to meet the qualifying income requirement, each Fund must derive at least 90% of its gross income each taxable year generally from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies (including, but not limited to, gains from options, futures or forward contracts), or other income attributable to its business of investing in such stock, securities or foreign currencies and (ii) net income derived from an interest in a qualified publicly traded partnership, as defined below. In general, for purposes of this qualifying income requirement, income derived from a partnership (other than a qualified publicly traded partnership) will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized directly by the regulated investment company. However, 100% of the net income derived from an interest in a qualified publicly traded partnership (generally, defined as a partnership (x) the interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof, and (y) that derives less than 90% of its gross income from the qualifying income described in clause (i) above) will be treated as qualifying income. In general, such entities will be treated as partnerships for U.S. federal income tax purposes if they meet the passive income requirement under Code Section 7704(c)(2). Certain of a Fund’s investments in ETFs and master limited partnerships (“MLPs”), if any, may qualify as interests in qualified publicly traded partnerships.

In order to meet the asset diversification requirement, a Fund must diversify its holdings so that, at the end of each quarter of the Fund’s taxable year: (i) at least 50% of the fair market value of its total assets consists of (A) cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies, and (B) other securities, of any one issuer (other than those described in clause (A)) to the extent such securities do not exceed 5% of the value of the Fund’s total assets and are not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets consists of the securities of any one issuer (other than those described in clause (i)(A)), the securities (other than securities of other regulated investment companies) of two or more issuers the Fund controls and which are engaged in the same, similar, or related trades or businesses, or the securities of one or more qualified publicly traded partnerships.

Each Fund must also distribute annually at least 90% of its investment company taxable income, which generally includes its ordinary income and the excess of any net short-term capital gain over net long-term capital loss, and at least 90% of its net exempt-interest income, if any, in order to maintain its eligibility for treatment as a regulated investment company.

If a Fund qualifies as a regulated investment company that is accorded special tax treatment, it generally will not be subject to U.S. federal income tax on any of the investment company taxable income and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) it distributes to its shareholders. Each Fund generally intends to distribute at least annually substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and its net capital gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income taxation.  Any investment company taxable income or net capital gain retained by a Fund will be subject to tax at regular corporate rates.

If a Fund were to fail to comply with the qualifying income, asset diversification or distribution requirements described above, the Fund could in some cases cure such failure, including by paying a fund-level tax or interest, making additional distributions, or disposing of certain assets.  If a Fund were ineligible to cure such failure, or otherwise failed to qualify and be eligible for treatment as a regulated investment company for any taxable year, (1) it would be taxed in the same manner as an ordinary corporation that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the Fund would fail to satisfy the “look-through rules” (as discussed below) and the variable annuity and variable life insurance contracts supported by that account would no longer be eligible for tax deferral.  In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Amounts not distributed on a timely basis by regulated investment companies in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level.  In order to avoid this excise tax, a Fund must distribute by the end of each calendar year: (a) at least 98% of its ordinary income for the calendar year; (b) at least 98.2% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of each year; and (c) 100% of the undistributed ordinary income and capital gain net income from the preceding calendar years (if any). This excise tax, however, is inapplicable to any regulated investment company whose sole shareholders are tax-exempt pension trusts, separate accounts of life insurance companies funding variable contracts, certain other permitted tax-exempt investors, or other regulated investment companies that are also exempt from the excise tax. In determining whether these investors are the sole shareholders of a regulated investment company for purposes of this exception to the excise tax, shares attributable to an investment in the regulated investment company (not exceeding $250,000) made in connection with the organization of the regulated investment company are not taken into account.

Each Fund intends to meet these requirements in order to qualify and be eligible for treatment as a regulated investment company and avoid paying any income or excise tax on its taxable income and gain. However, no assurance can be given that a Fund will not be subject to U.S. federal income or excise taxation.

Capital Loss Carryforwards

For U.S. federal income tax purposes, potentially subject to certain limitations, a Fund is generally permitted to carry forward a net capital loss incurred in any taxable year to offset net capital gains, if any, realized during subsequent taxable years. Net capital losses incurred in taxable years beginning on or after December 23, 2010 (“post-2010 losses”) can be carried forward without expiration and any such carryover losses will retain their character as short-term or long-term.  Capital losses realized in taxable years beginning prior to December 23, 2010 (“pre-2011 losses”), however, can be carried forward for eight taxable years following the year of realization. Any such losses will be treated as short-term capital losses that first offset short-term capital gains, and then offset any long-term capital gains.  A Fund must use post-2010 losses before it uses pre-2011 losses, which increases the likelihood that pre-2011 losses will expire unused at the conclusion of the eight-year carryover period. To the extent subsequent net capital gains are offset by such losses, they would not result in U.S. federal income tax liability to a Fund, regardless of whether such net capital gains are distributed to shareholders.

As of December 31, 2015, the following Funds had net capital loss carryforwards (in thousands) available for U.S. federal income tax purposes to offset future net realized capital gains.  Details of the capital loss carryforwards are listed in the table below.

	Expiring Capital Loss Carryforwards		No Expiration
	Year(s) of Expiration	Amount	Short Term	Long Term	Total
JNL/AB Dynamic Asset Allocation Fund	—	$—	$33	$226	$259
JNL/AQR Managed Futures Strategy Fund	—	—	30,529	11,227	41,756
JNL/BlackRock Natural Resources Fund	2017-2017	13,799	4,505	20,588	38,892
JNL/Brookfield Global Infrastructure and MLP Fund	—	—	77,999	—	77,999
JNL/Causeway International Value Select Fund	2016-2018	179,781	30,487	4,295	214,563
JNL/Invesco China-India Fund (formerly, JNL/Eastspring Investments China-India Fund)*	—	—	—	2,829	2,829
JNL/Franklin Templeton Income Fund	2018-2018	681	31,032	99,796	131,509
JNL/Goldman Sachs Core Plus Bond Fund	—	—	7,841	—	7,841
JNL/Goldman Sachs Emerging Markets Debt Fund	—	—	27,187	9,482	36,669
JNL/Harris Oakmark Global Equity Fund	—	—	87	—	87
JNL/JPMorgan U.S. Government & Quality Bond Fund	2017-2017	775	1,167	3,321	5,263
JNL/Lazard Emerging Markets Fund	—	—	9,496	95,377	104,873
JNL/Mellon Capital Emerging Markets Index Fund*	—	—	11,552	49,744	61,296
JNL/Mellon Capital European 30 Fund	—	—	14,912	1,350	16,262
JNL/Mellon Capital International Index Fund	2017-2018	6,331	—	—	6,331
JNL/Morgan Stanley Mid Cap Growth Fund	—	—	391	4,034	4,425

Expiring Capital Loss Carryforwards		No Expiration
Year(s) of Expiration	Amount	Short Term	Long Term	Total
JNL/Oppenheimer Emerging Markets Innovator Fund	—	—	7,347	—	7,347
JNL/PIMCO Real Return Fund	—	—	125,218	14,839	140,057
JNL/PPM America Floating Rate Income Fund	—	—	1,221	11,873	13,094
JNL/PPM America High Yield Bond Fund	—	—	23,298	43,836	67,134
JNL/PPM America Total Return Fund	—	—	—	5,645,948	5,645,948
JNL/PPM America Value Equity Fund	2016-2017	46,535	—	—	46,535
JNL/S&P International 5 Fund	—	—	547	1,169	1,716
JNL/S&P Intrinsic Value Fund	—	—	87,634	—	87,634
JNL/S&P Mid 3 Fund	—	—	4,000	1,456	5,456
JNL/S&P Total Yield Fund	—	—	76,595	14,450	91,045
JNL/Scout Unconstrained Bond Fund	—	—	—	13,239	13,239
JNL/T. Rowe Price Short-Term Bond Fund	2017-2018	21,370	10,100	10,469	41,939
* Includes amounts acquired as a part of a merger in late April 2016.

Taxation of Fund Investments

A Fund’s transactions in securities and certain types of derivatives (e.g., options, futures contracts, forward contracts and swap agreements), as well as any of its hedging, short sale, securities loan or similar transactions may be subject to special tax rules, such as the notional principal contract, straddle, constructive sale, wash-sale, mark-to-market (“Section 1256”), or short-sale rules. Rules governing the U.S. federal income tax aspects of certain of these transactions, including certain commodity-linked investments, are in a developing stage and are not entirely clear in certain respects. Accordingly, while each Fund intends to account for such transactions in a manner it deems to be appropriate, an adverse determination or future guidance by the IRS with respect to these rules (which determination or guidance could be retroactive) may affect whether a Fund has made sufficient distributions, and otherwise satisfied the relevant requirements to maintain its qualification as a regulated investment company and avoid fund-level tax. Certain requirements that must be met under the Code in order for a Fund to qualify as a regulated investment company may limit the extent to which a Fund will be able to engage in certain derivatives or commodity-linked transactions.

A U.S. person, including a Fund, who owns, directly or indirectly, 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the controlled foreign corporation (“CFC”) provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Subsidiaries are each expected to be a CFC in which the Fund will be a U.S. Shareholder.  As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

Certain Funds may invest up to 25% of their assets in a Subsidiary to gain exposure to commodities without violating the qualifying income requirement applicable to RICs, as described above.  In the past, the IRS issued private letter rulings to RICs to the effect that income a fund was deemed to earn from its Subsidiary was qualifying income to the fund for purposes of the qualifying income requirement without regard to whether such income was currently paid to the parent RIC in the form of a cash dividend (“repatriated”).  In 2011, the IRS suspended the issuance of such rulings.  It is unclear whether or when the IRS will release published guidance on the issue, and whether such guidance would be favorable to RICs and, for example, eliminate the need for funds to seek their own rulings, or be unfavorable. In the absence of a private letter ruling to the effect described above or guidance issued by the IRS to the same or similar effect, the Fund employs other means of seeking to satisfy this requirement, including but not limited to investing in a wholly-owned subsidiary that invests in commodity-linked instruments and pays a distribution to the Fund equal to the subsidiary’s subpart F income in timely fashion by the end of the subsidiary’s taxable year.  If the Fund were to treat income or gain from a particular instrument as qualifying income and the income or gain were later determined not to constitute qualifying income and, together with any other non-qualifying income, caused the Fund’s non-qualifying income to exceed 10% of its gross income in any taxable year, the Fund would fail to qualify as a RIC unless it is eligible to and does pay a tax at the Fund level.

Amounts realized by a Fund from sources within foreign countries (e.g., dividends or interest paid on foreign securities) may be subject to withholding and other taxes imposed by such countries; such taxes would reduce the Fund’s return on those investments. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

“Passive foreign investment companies” (“PFICs”) are generally defined as foreign corporations where at least 75% of their gross income for their taxable year is passive income (such as certain interest, dividends, rents and royalties, or capital gains) or at least 50% of their assets on average produce or are held for the production of such passive income. If a Fund acquires any equity interest in a PFIC, the Fund could be subject to U.S. federal income tax and interest charges on “excess distributions” received from the PFIC or on gain from the sale of such equity interest in the PFIC, even if all income or gain actually received by the Fund is timely distributed to its shareholders.

Elections may be available that would ameliorate these adverse tax consequences, but such elections would require a Fund to include its share of the PFIC’s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC (in the case of a “QEF election”), or to mark the gains (and to a limited extent losses) in its interests in the PFIC “to the market” as though the Fund had sold and repurchased such interests on the last day of the Fund’s taxable year, treating such gains and losses as ordinary income and loss (in the case of a “mark-to-market election”). Each Fund may attempt to limit and/or manage its holdings in PFICs to minimize tax liability and/or maximize returns from these investments but there can be no assurance that it will be able to do so. Moreover, because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

A Fund may invest directly or indirectly in residual interests in real estate mortgage investment conduits (“REMICs”) or equity interests in taxable mortgage pools (“TMPs”). Under an IRS notice, and U.S. Treasury Regulations that have yet to be issued but may apply retroactively, a portion of a Fund’s income (including income allocated to the Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the Treasury Regulations are expected to provide, that excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of an insurance company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Contracts.

Tax Shelter Reporting Regulations

Under U.S. Treasury Regulations, if a shareholder recognizes a loss of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, including an insurance company holding separate accounts, the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company, such as insurance companies that own shares in a Fund through their separate accounts, are not excepted.  Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these Treasury Regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult with their tax advisors to determine the applicability of these Regulations in light of their individual circumstances.

Partnership Funds

Fund Status

Effective January 1, 2016, the Board of Trustees approved the following Funds to change their federal income tax status from a regulated investment company to a partnership:

JNL Institutional Alt 20 Fund	JNL/MMRS Growth Fund
JNL Institutional Alt 35 Fund	JNL/MMRS Moderate Fund
JNL Institutional Alt 50 Fund	JNL/S&P 4 Fund
JNL Alt 65 Fund	JNL/S&P Managed Conservative Fund
JNL/American Funds Blue Chip Income and Growth Fund	JNL/S&P Managed Moderate Fund
JNL/American Funds Growth-Income Fund	JNL/S&P Managed Moderate Growth Fund
JNL/American Funds Balanced Allocation Fund	JNL/S&P Managed Growth Fund
JNL/American Funds Growth Allocation Fund	JNL/S&P Managed Aggressive Growth Fund
JNL/Franklin Templeton Founding Strategy Fund	JNL Disciplined Moderate Fund
JNL/Mellon Capital 10 x 10 Fund	JNL Disciplined Moderate Growth Fund
JNL/Mellon Capital Index 5 Fund	JNL Disciplined Growth Fund
JNL/MMRS Conservative Fund

For U.S. federal income tax purposes, each Partnership Fund (for purposes of this section, a “Fund”) expects to be treated as a partnership and not as an association taxable as a corporation, and does not expect to be a “publicly traded partnership” as defined in Section 7704 of the Code. Each Fund considers itself to be a separate entity for U.S. federal income tax purposes. Thus, each Fund and its shareholders should not be required to take into account the assets, operations, or shareholders of other series of the Trust for U.S. federal income tax purposes (e.g., for purposes of determining possible characterization as a publicly traded partnership). If a Fund were determined to be a publicly traded partnership taxable as a corporation, (i) it generally would be subject to tax at the Fund level on its earnings and profits at regular corporate income tax rates, and (ii) each insurance company separate account invested in the Fund would fail to satisfy the separate diversification requirements described below (See Taxation – Special Tax Considerations for Separate Accounts of Insurance Companies), with the result that the Contracts supported by that account would no longer be eligible for tax deferral.

As a partnership, a Fund is generally not itself subject to U.S. federal income tax. Instead, each shareholder will be required to take into account for U.S. federal income tax purposes its allocable share of a Fund’s income, gains, losses, deductions, credits, and other tax items, without regard to whether such shareholder has received or will receive corresponding distributions from the Fund. Allocations of these tax items, for U.S. federal income tax purposes, generally will be made in accordance with the economics of the Funds. Such items when allocated to a shareholder will generally retain their character as qualifying for particular tax treatment (e.g., eligibility for dividends-received deduction) when received by a taxable shareholder such as an insurance company; this “pass-through” of tax characteristics will generally not affect holders of Contracts funded by a Fund or participants in Qualified Plans investing in a Fund.

Taxation of Fund Investments

Any investment by a Fund in foreign securities may subject the Fund and/or its shareholders (whether or not shareholders receive any distributions with respect to such investments), directly or indirectly, to taxation, including withholding or other taxes on dividends, interest, or capital gains, and/or tax filing obligations in foreign jurisdictions. A Fund and/or its shareholders may otherwise be subject to foreign taxation on repatriation proceeds generated from those securities or to other transaction-based foreign taxes on those securities.

A U.S. person, including a Fund, who owns, directly or indirectly, 10% or more of the total combined voting power of all classes of stock of a foreign corporation is a “U.S. Shareholder” for purposes of the CFC provisions of the Code. A CFC is a foreign corporation that, on any day of its taxable year, is owned (directly, indirectly, or constructively) more than 50% (measured by voting power or value) by U.S. Shareholders. The Subsidiaries are each expected to be a CFC in which the Fund will be a U.S. Shareholder.  As a U.S. Shareholder, the Fund is required to include in gross income for U.S. federal income tax purposes all of a CFC’s “subpart F income,” whether or not such income is actually distributed by the CFC, provided that the foreign corporation has been a CFC for at least 30 uninterrupted days in its taxable year. Subpart F income generally includes interest, OID, dividends, net gains from the disposition of stocks or securities, receipts with respect to securities loans, net gains from transactions (including futures, forward, and similar transactions) in commodities, and net payments received with respect to equity swaps and similar derivatives. Subpart F income is treated as ordinary income, regardless of the character of the CFC’s underlying income. Net losses incurred by a CFC during a tax year do not flow through to a Fund and thus will not be available to offset income or capital gain generated from a Fund’s other investments. In addition, net losses incurred by a CFC during a tax year generally cannot be carried forward by the CFC to offset gains realized by it in subsequent taxable years.

A Fund may invest in PFICs, which also are subject to special tax rules. Shareholders of a Fund that invests in a CFC, including a Subsidiary, or a PFIC may be subject to special reporting and filing requirements in respect of their indirect investment in such instruments. Shareholders should consult their tax advisors in this regard.

Under a notice issued by the IRS in October 2006 and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income (including income allocated to a Fund from a pass-through entity) that is attributable to a residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a partnership, such as the Funds, will be allocated to shareholders of the partnership consistent with their allocation of other items of income, with the same consequences as if the shareholders held the related interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute UBTI to entities (including a Qualified Plan, an individual retirement account, a 401(k) plan, a Keogh plan, or certain other tax-exempt entities) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income to file a tax return and pay tax on such income, (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax, and (iv) in the case of a insurance company separate account supporting a Contract, cannot be offset by an adjustment to the reserves and thus is currently taxed notwithstanding the more general tax deferral available to insurance company separate accounts funding Contracts.

In addition, to the extent that a shareholder has borrowed to finance shares of a Fund or a Fund holds property that constitutes debt-financed property (e.g., securities purchased on margin), income attributable to such property allocated to a shareholder that is an exempt organization may constitute UBTI. Certain of a Fund’s other investments or activities may also generate UBTI.  Furthermore, the IRS may take the position that certain of a Fund’s investments in derivative instruments should be reclassified in a manner that gives rise to UBTI. In addition, reverse repurchase agreements may, under certain conditions, be characterized as secured loans, the proceeds of which could be used to acquire assets that would, therefore, give rise to debt-financed income. If a Fund generates UBTI, a tax-exempt shareholder in the Fund generally would be required to file a tax return and could incur tax liability on such shareholder’s allocable share of that UBTI. Each Fund currently does not expect to leverage its investments.

Qualified Plans and other tax-exempt shareholders should consult their own tax advisors concerning the possible effects of UBTI on their own tax situation as well as the general tax implications of an investment in a Fund.

U.S. Tax Shelter Rules

A Fund may engage in transactions or make investments that would subject the Fund, its shareholders, and/or its “material advisors,” as defined in Treas. Reg. Sec. 301.6112-1(c)(1), to special rules requiring such transactions or investments by the Fund or investments in the Fund to be reported and/or otherwise disclosed to the IRS, including to the IRS’s Office of

Tax Shelter Analysis (the “Tax Shelter Rules”). A transaction may be subject to reporting or disclosure if it is described in any of several categories of “reportable transactions”, which include, among others, transactions that result in the incurrence of a loss or losses exceeding certain thresholds or that are offered under conditions of confidentiality. Although each Fund does not expect to engage in transactions solely or principally for the purpose of achieving a particular tax consequence, there can be no assurance that a Fund will not engage in transactions that trigger the Tax Shelter Rules. In addition, a shareholder may have disclosure obligations with respect to its shares in a Fund if the shareholder (or the Fund in certain cases) participates in a reportable transaction.

Special Considerations for Separate Accounts of Insurance Companies (all Funds)

The shares of each Fund are owned by one or more separate accounts of Jackson and Jackson NY that hold such shares in connection to variable annuity and variable life insurance contracts, and by various funds of JNL Series Trust and Jackson Variable Insurance Trust, which are regulated investment companies. Under Section 817(h) of the Code, if the investments of a segregated asset account, such as the separate accounts of Jackson and Jackson NY, are “adequately diversified,” and certain other requirements are met, a holder of a Contract supported by the account generally will receive favorable tax treatment in the form of deferral of tax until a distribution is made under the Contract.

Generally, a segregated asset account will be deemed adequately diversified if as of the close of each calendar quarter (or within 30 days thereafter), (i) no more than 55% of the value of its total assets is represented by any one investment; (ii) no more than 70% of such value is represented by any two investments; (iii) no more than 80% of such value is represented by any three investments; and (iv) no more than 90% of such value is represented by any four investments.  Section 817(h)(2) and the Treasury Regulations thereunder provide as a safe harbor that a segregated asset account that funds contracts such as the variable annuity or variable life insurance policies is treated as meeting the diversification requirements if, as of the close of each calendar quarter (or within 30 days thereafter), the assets in the account meet the asset diversification requirement for a regulated investment company described above and no more than 55% of the total assets of the account consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.  In general, all securities of the same issuer are treated as a single investment for these purposes, and each U. S. government agency or instrumentality is treated as a separate issuer. However, Treasury Regulations provide a “look-through rule” with respect to a segregated asset account’s investments in a regulated investment company or partnership for purposes of the applicable diversification requirements, provided certain conditions are satisfied by the regulated investment company or partnership. Under this look-through rule, if a Fund limits its shareholders to (i) life insurance companies whose separate accounts invest in the Fund for purposes of funding variable annuity and variable life insurance contracts, (ii) trustees of qualified pension and retirement plans and (iii) other funds having similar shareholders, each insurance company separate account investing in the Fund will be treated as owning (as a separate investment) its proportionate share of each asset of the Fund for purposes of meeting its own diversification requirements under Code Section 817(h), provided that the Fund qualifies as a regulated investment company or a partnership that is not a “publicly traded partnership.”

Each Fund is managed with the intention of complying with the diversification requirements imposed by Section 817(h) of the Code and with the intention of satisfying the look-through rule.  It is possible that, in order to comply with these requirements, less desirable investment decisions may be made which could affect the investment performance of a Fund.

Failure by a Fund to satisfy the Code Section 817(h) requirements by failing to comply with the “55%-70%-80%-90%” diversification test or the safe harbor described above, or by failing to satisfy the look-through rule, could cause the Contracts to lose their favorable tax status and require a Contract holder to include currently in ordinary income any income accrued under the Contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury Regulations, inadvertent failure to satisfy the Code Section 817(h) diversification requirements may be corrected; such a correction would require a payment to the IRS. Any such failure could also result in adverse tax consequences for the insurance company issuing the Contracts.

The IRS has indicated that a degree of investor control over the investment options underlying a Contract may interfere with the tax-deferred treatment of such Contracts. The IRS has issued rulings addressing the circumstances in which a Contract holder’s control of the investments of the separate account may cause the holder, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the holder is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the holder’s gross income.

In determining whether an impermissible level of investor control is present, one factor the IRS considers is whether a Fund’s investment strategies are sufficiently broad to prevent a Contract holder from being deemed to be making particular investment decisions through its investment in the separate account. For this purpose, current IRS guidance indicates that typical fund investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad. Most, although not necessarily all, of the Funds have objectives and strategies that are not materially narrower than the investment strategies held not to constitute an impermissible level of investor control in recent IRS rulings (such as large company stocks, international stocks, small company stocks, mortgage-backed securities, money market securities, telecommunications stocks and financial services stocks).

The above discussion addresses only one of several factors that the IRS considers in determining whether a Contract holder has an impermissible level of investor control over a separate account. Contract holders should consult the insurance companies issuing their Contracts and their own tax advisors, as well as the prospectus relating to their particular Contract, for more information concerning this investor control issue.

In the event that additional rules, regulations or other guidance is issued by the IRS or the Treasury Department concerning this issue, such guidance could affect the treatment of a Fund as described above, including retroactively. In addition, there can be no assurance that a Fund will be able to continue to operate as currently described, or that a Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing Contract owners to be considered the owners of the shares of the Fund.

Contract Owners

The foregoing discussion does not address the tax consequences to Contract owners of an investment in a Contract. Contract holders investing in a Fund through an insurance company separate account or persons investing in a Fund through Other Eligible Investors are urged to consult with their insurance company or Other Eligible Investor, as applicable, and their own tax advisors, for more information regarding the U.S. federal income tax consequences to them of an investment in a Fund.  Additional information relating to the tax treatment of the variable annuity and life insurance policies for which the Funds serve as underlying funding alternatives is contained in the prospectuses for those policies.

XIII.      FINANCIAL STATEMENTS

The financial statements of the JNL Series Trust as of and for each of the periods presented through December 31, 2015 (audited) are incorporated by reference (which means they legally are part of this SAI) from the Trust’s Semi-Annual Report and Annual Report to shareholders.  The Semi-Annual Report and Annual Report are available at no charge upon written or telephone request to the Trust at the address and telephone number set forth on the front page of this SAI.

APPENDIX A — RATINGS OF INVESTMENTS

Moody’s Investors Service

Short-Term Issue Ratings
Prime-1.  Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following: (1) leading market positions in well-established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; (5) well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2.  Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

Prime-3.  Issuers rated Prime-3 (or supporting institutions) have an acceptable ability for repayment of senior short-term obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

Not Prime Issuers rated Not Prime do not fall within any of the Prime rating categories.

Long-Term Issue Ratings.
Aaa.  Bonds which are rated Aaa are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt-edge.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa.  Bonds which are rated Aa are judged to be of high quality by all standards.  Together with the Aaa group, they comprise what are generally known as high grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A.  Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations.  Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa.  Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

Ba.  Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured.  Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B.  Bonds which are rated B generally lack characteristics of the desirable investment.  Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa.  Bonds which are rated Caa are of poor standing.  Such issues may be in default or there may be present elements of danger with respect to principal and interest.

Ca.  Bonds which are rated Ca represent obligations which are speculative in a high degree.  Such issues are often in default or have other marked shortcomings.

C.  Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

WR.  Withdrawn.

Moody’s applies all numerical modifiers 1, 2, and 3 in each generic rating classification from Aa to Caa.  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Standard & Poor’s Ratings Services

Short-Term Issue Credit Ratings.
A-1.  A short-term obligation rated A-1 is rated in the highest category by Standard & Poor’s Ratings Services (S&P Ratings Services).  The obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2.  A short-term obligation rated A-2 is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3.  A small portion of speculative-grade credits, those with outstanding short-term creditworthiness, may obtain an ‘A-3’ short-term rating (i.e., cross over to investment grade for their short-term rating).  These issuers should have relatively low default risk over the near term, despite speculative grade characteristics over medium to long term.

B.  A short-term obligation rated B is regarded as having significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1.  A short-term obligation rated ‘B-1’ have above average creditworthiness over the short term compared to other speculative-grade issuers, despite credit concerns over the medium to long term.  They should have a combination of very strong liquidity and limited near-term event risk.

B-2. A short-term obligation rated ‘B-2’ has average speculative-grade creditworthiness.  They should have adequate to good liquidity and may have limited near-term event risk.

B-3.  A short-term obligation rated ‘B-3’ has weak speculative-grade creditworthiness.  They may have poor to merely adequate liquidity and have significant near-term event risk.

C.  A short-term obligation rated C is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D.  A short-term obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P Ratings Services believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Long-Term Issue Credit Ratings.  Issue credit ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accord with the terms of the obligation;

2.	Nature of and provisions of the obligation;
3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk.  As such, they pertain to senior obligations of an entity.  Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.  (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)  Accordingly, in the case of junior debt, the rating may not confirm exactly with the category definition.

AAA.  An obligation rated AAA has the highest rating assigned by S&P Ratings Services.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA.  An obligation rated AA differs from the highest-rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A.  An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB.  An obligation rated BBB exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated BB, B, CCC, CC, and C are regarded as having significant speculative characteristics.  BB indicates the least degree of speculation and C the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB.  An obligation rated BB is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B.  An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC.  An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC.  An obligation rated CC is currently highly vulnerable to nonpayment.

C.  The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D.  An obligation rated D is in payment default.  The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P Ratings Services believes that such payments will be made during such grace period.  The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-).  The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r.  This symbol is attached to the ratings of instruments with significant noncredit risks.  It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.  Examples include: obligations linked or indexed to equities, currencies, or commodities; obligations exposed to severe prepayment risk-such as interest-only or principal-only mortgage securities; and obligations with unusually risky interest terms, such as inverse floaters.

Fitch Ratings
Short-Term Issue Ratings.
F1.  Indicates the strongest capacity for the timely payment of financial commitments relative to other issuers or issues in the same country.  Under their national rating scale, this rating is assigned to the “best” credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state.  Where the credit risk is particularly strong, a “+” is added to the assigned rating.

F2.  Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, the margin of safety is not as great as in the case of the ratings.

F3.  Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B.  Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C.  Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country.  Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D.  Indicates actual or imminent payment default.

Note to National Short-Term Ratings: In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature.  In these countries, our National Short-Term Ratings definitions for F1+, F1, F2 and F3 may be substituted by those regulatory scales, e.g. A1+, A1, A2 and A3.

Long-Term Issue Ratings

AAA.
Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA.
Very high credit quality. ‘AA’ ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A.
High credit quality. ‘A’ ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB.
Good credit quality. ‘BBB’ ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB.
Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B.
Highly speculative. ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C.
High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A ‘CC’ rating indicates that default of some kind appears probable. ‘C’ ratings signal imminent default.

DDD, DD, D.
Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. ‘DDD’ obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. ‘DD’ indicates potential recoveries in the range of 50%-90% and ‘D’ the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated ‘DDD’ have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated ‘DD’ and ‘D’ are generally undergoing a formal reorganization or liquidation process; those rated ‘DD’ are likely to satisfy a higher portion of their outstanding obligations, while entities rated ‘D’ have a poor prospect of repaying all obligations.

DBRS Limited
Commercial Paper and Short Term Debt Ratings

R-1 (high)†
Short-term debt rated R-1 (high) is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels, and profitability that is both stable and above average. Companies achieving an R-1 (high) rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results, and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an R-1 (high), few entities are strong enough to achieve this rating.

R-1 (middle)†
Short-term debt rated R-1 (middle) is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition DBRS has established for the R-1 (high) category, entities rated R-1 (middle) are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1 (low)†
Short-term debt rated R-1 (low) is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt, and profitability ratios is not normally as favourable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2 (high)†
Short-term debt rated R-2 (high) is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the R-1 (low) category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2 (middle)†
Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2 (low)†
Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.

R-3†
Short-term debt rated R-3 is considered to be at the lowest end of adequate credit quality, one step up from being speculative. While not yet defined as speculative, the R-3 category signifies that although repayment is still expected, the certainty of repayment could be impacted by a variety of possible adverse developments, many of which would be outside of the issuer’s control. Entities in this area often have limited access to capital markets and may also have limitations in securing alternative sources of liquidity, particularly during periods of weak economic conditions.

R-4†
Short-term debt rated R-4 is speculative. R-4 credits tend to have weak liquidity and debt ratios, and the future trend of these ratios is also unclear. Due to its speculative nature, companies with R-4 ratings would normally have very limited access to alternative sources of liquidity. Earnings and cash flow would typically be very unstable, and the level of overall profitability of the entity is also likely to be low. The industry environment may be weak, and strong negative qualifying factors are also likely to be present.

R-5†
Short-term debt rated R-5 is highly speculative. There is a reasonably high level of uncertainty as to the ability of the entity to repay the obligations on a continuing basis in the future, especially in periods of economic recession or industry adversity. In some cases, short term debt rated R-5 may have challenges that if not corrected, could lead to default.

D†
A security rated D implies the issuer has either not met a scheduled payment or the issuer has made it clear that it will be missing such a payment in the near future. In some cases, DBRS may not assign a D rating under a bankruptcy announcement scenario, as allowances for grace periods may exist in the underlying legal documentation. Once assigned, the D rating will continue as long as the missed payment continues to be in arrears, and until such time as the rating is discontinued or reinstated by DBRS.

† R-1, R-2, R-3, R-4, R-5 and D are certification marks of DBRS Limited

Jackson National Asset Management, LLC

Proxy Voting Policies and Recordkeeping Procedures

I.	Introduction

The Funds1 are required to file an annual record of their respective proxy votes with the SEC by August 31st of each year on Form N-PX.  The period covered by the Funds’ Form N-PX filing with the SEC is July 1st through June 30th of the following year.

JNAM views the proxy voting process as a component of the investment process and, as such, seeks to ensure that all proxy proposals are voted with the primary goal of seeking the optimal benefit for its clients.  JNAM maintains a policy of seeking to protect the best interests of its clients should a proxy issue potentially implicate a conflict of interest between its clients and JNAM or its affiliates. Schedule A lists the Funds to which this policy relates.

While JNAM is the investment adviser to the Funds, certain affiliated and non-affiliated sub-advisers (“Sub-Advisers”) conduct the day-to-day investment management of the Funds.  Pursuant to the Sub-Advisers’ respective “Sub-Advisory Agreements” with JNAM, the Sub-Advisers make the investment decisions for the Funds, including determinations as to the purchase and sale of securities for the Funds and the disposition of the assets for the Funds. JNAM, pursuant to exemptive relief granted by the SEC, is a “Manager of Managers,” and monitors and reviews the performance of the Sub-Advisers and the Funds.  JNAM does not make individual investment decisions on behalf of the Funds. JNAM does not have a portfolio management department and does not operate a trading desk. JNAM provides the Funds with various services, including, but not limited to, compliance, fund accounting, transfer agency services, due diligence, and administrative services.

II.	Delegation to the Sub-Advisers

The Funds have delegated proxy voting responsibilities to JNAM, as the investment adviser to the Funds, and JNAM is authorized to delegate, in whole or in part, its proxy voting authority to the Funds’ Sub-Advisers, or other third-party vendors, consistent with the policies set forth below.  The Sub-Advisers are expected to identify and seek to obtain the optimal benefit for the Funds.  JNAM believes that the Sub-Advisers generally are also best suited to evaluate and vote proxies for the securities they acquire for the Funds.  Therefore, except as provided herein, and as delegated to JNAM by the Funds’ Board, it is JNAM’s policy to delegate its proxy voting responsibility, primarily to the Sub-Advisers of each Fund.  JNAM intends to maintain substantial oversight to ensure that each Fund’s Sub-Adviser has written policies that meet certain minimum standards, as follows:

A.	The policies are expected to be reasonably designed to protect the best interests of the Fund.

1  The Curian Series Trust is advised by Curian Capital, LLC.  For proxy voting purposes and for the Proxy Voting Policies and Procedures, JNAM will not vote proxies on behalf of the Curian Series Trust.
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B.	JNAM expects that a Sub-Adviser’s proxy voting guidelines will be set forth in sufficient detail. The proxy voting guidelines (or the Sub-Adviser’s, through separate written means) should address at least the following issues:

●	The extent to which the Sub-Adviser delegates its proxy voting decisions to a third party, or relies on the recommendations of a third party;
●	Policies and procedures relating to matters that may affect substantially the rights or privileges of the holders of securities to be voted; and
●	Policies regarding the extent to which the Sub-Adviser will support or give weight to the views of management of a portfolio company.

The policies are expected to delineate procedures to be followed when a proxy vote presents a conflict between the interests of a Fund and the interests of its Sub-Adviser and/or its affiliates, and to resolve any conflicts of interest based on the best interests of the Fund.  If the matter involves an issue that is specifically addressed in the Sub-Adviser’s proxy voting policies, the proxy shall be cast in accordance with those policies.

C.	To the extent that a Sub-Adviser identifies a material conflict of interest between itself and the interests of a Fund, the Sub-Adviser shall notify JNAM at least annually and confirm how the conflict was resolved.

D.	Each Sub-Adviser is expected to deliver to JNAM, or its appointed vendor, its annual proxy voting record in a form suitable for filing on Form N-PX. This form shall include the following information:

●	Name of the issuer of the portfolio security;
●	Exchange ticker symbol of the portfolio security;
●	The CUSIP number of the portfolio security;
●	The shareholder meeting date;
●	A brief identification of the matter voted on;
●	Whether the matter was proposed by the issuer or by a security holder;
●	Whether the registrant cast its vote on the matter;
●	How the registrant cast its vote; and
●	Whether the Sub-Adviser cast its vote for or against management.

E.	JNAM shall periodically report to the Funds’ Board, on the Funds’ proxy voting during that year, including the resolution of any conflicts of interest during that period, any votes cast in contravention of the Sub-Advisers’ proxy voting policy, and any recommended changes in the Funds’ proxy voting policies, and/or any recommended changes in the third party service providers. JNAM may also provide the Funds’ Board with information related to any third-party vendors used to facilitate proxy voting.

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III.	Reservation of JNAM’s Authority and Conflicts of Interest

A.	JNAM shall periodically review the proxy voting policies of each Sub-Adviser. JNAM seeks to insure that the Sub-Advisers seek the best interests of the Funds in voting proxies for the Funds, as described herein.

In addition, JNAM recognizes that in certain circumstances, Sub-Advisers may wish to abstain from a proxy vote based on a cost benefit analysis that casting a vote would not be in the overall best interests of the Fund it sub-advises.  In cases where the operational or other costs involved in voting a proxy outweigh potential benefits, JNAM shall permit a Sub-Adviser to abstain from voting.  In particular, JNAM recognizes the following circumstances where voting might not be in the best interests of a Fund:

●	Voting a proxy for securities held in a passively managed index fund;
●	Voting a proxy for certain foreign securities with “block out” or other restrictive features associated with proxy voting or which involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person; and
●	Voting a proxy for securities that have been loaned by the Fund and would have to be recalled in order to submit a proxy vote.

Sub-Advisers may abstain from voting proxies in other circumstances where it determined that such a vote may not be in the best interests of the Fund(s) and its shareholders, or there is a material conflict of interest.

B.	Where a Sub-Adviser is prohibited from voting a proxy due to regulatory or other limitations, JNAM may, in limited circumstances, vote that proxy on behalf of the Fund and its Sub-adviser.

C.	For a Fund that is operated as a “Fund of Funds” pursuant to Section 12(d)(1)(G) of the 1940 Act (i.e., the Fund invests solely in shares of other Funds (each, an “Underlying Fund”)), JNAM shall vote the Fund of Funds’ proxies on the shares of the Underlying Fund in the same proportion as the vote of all the other holders of that Underlying Fund’s shares.

IV.	JNAM Proxy Voting Guidelines

A.	Special Review

From time to time JNAM may vote proxies of a Fund where a sub-adviser is precluded from voting such proxy.  JNAM analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of the Funds.  JNAM’s fiduciary obligation to the Funds extends to proxy voting.  JNAM has contracted with Institutional Shareholder Services Inc. (“ISS”) to vote proxies on behalf of the Funds according to guidelines established with ISS.  When voting proxies, JNAM considers those factors that would affect the value of the Funds’ investments.  JNAM believes the best
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interests of clients are served by voting proxies in a way that maximizes long-term shareholder value.  The guidelines that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of the Funds.  JNAM may also seek additional input from ISS and JNAM’s Investment Management Department.

B.	Procedures and Conflicts of Interest

When a sub-adviser notifies JNAM that the sub-adviser cannot vote a proxy due to regulatory requirements, JNAM shall coordinate such vote with ISS.  JNAM may abstain from voting proxies in other circumstances where it determined that such a vote may not be in the best interests of the Fund(s) and its shareholders, or there is a material conflict of interest.

C.	Proxy Review Process

JNAM will periodically review voting reports from ISS to ascertain, where possible, that votes were cast in accordance with  the proxy voting guidelines established by JNAM with ISS.

V.	Foreign Regulatory Reporting and Other Conflicts of Interest

For purposes of United Kingdom Financial Services Authority reporting, other foreign jurisdictional reporting, and for other conflicts of interests within the larger Prudential plc group framework to which JNAM is subject, it is noted that:

●	Prudential plc does not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds’ (“Voting Rights”);
●	Jackson and its U.S. affiliates and subsidiaries do not, and will not, interfere by giving direct or indirect instructions or in any other way in the exercise of the voting rights attached to the Funds’ securities in respect of which JNAM and/or the Sub-Advisers will vote proxies in such securities on behalf the Funds;
●	JNAM and/or the Sub-Advisers are free in all situations to exercise the Voting Rights independently of Prudential plc; and
●	JNAM and/or the sub-advisers disregard and will disregard the interests of Prudential plc or any other Prudential group company whenever conflicts of interest arise in the exercise of the Voting Rights.

VI.	Recordkeeping

Rule 30b1-4 under the 1940 Act requires each Fund to file its complete proxy voting record on an annual basis (for each reporting period ending June 30th) on Form N-PX no later than August 31st of each year.  JNAM will prepare and file Form N-PX on behalf of the Funds based on proxy voting data collected by a third party service provider retained by JNAM and the Funds.  In addition, JNAM will post this data on a public website, the address of which will be disclosed
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for the benefit of shareholders (contract holders) in the statement of additional information of any Fund filing its annual registration statement update.

VII.	Reporting

There is not a formal Board reporting requirement, however, where there is a conflict of interest, JNAM may report such incident and resolution to the Funds’ Board

Effective June 5, 2015
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Schedule A

JNAM Clients

JNL Series Trust
JNL Investors Series Trust
JNL Variable Fund LLC
JNL Strategic Income Fund LLC
Jackson Variable Series Trust

6

August 2015

PROXY VOTING POLICY
1

EXHIBITS
È	Proxy Committee Members
È	Proxy Voting Guideline Summary
È	Proxy Voting Conflict of Interest Form
È	Statement of Policy Regarding Responsible Investment

PROXY POLICY	2

1.	INTRODUCTION
As an investment adviser, we are shareholder advocates and have a fiduciary duty to make investment decisions that are in our clients’ best interests by maximizing the value of their shares. Proxy voting is an integral part of this process, through which we support strong corporate governance structures, shareholder rights, and transparency.

We have an obligation to vote proxies in a timely manner and we apply the principles in this policy to our proxy decisions. We believe a company’s environmental, social and governance (“ESG”) practices may have a significant effect on the value of the company, and we take these factors into consideration when voting. For additional information regarding our ESG policies and practices, please refer to our firm’s Statement of Policy Regarding Responsible Investment (“RI Policy”).

This Proxy Voting Policy (“Proxy Voting Policy” or “Policy”), which outlines our policies for proxy voting and includes a wide range of issues that often appear on proxies, applies to all of AB’s investment management subsidiaries and investment services groups investing on behalf of clients globally. It is intended for use by those involved in the proxy voting decision-making process and those responsible for the administration of proxy voting (“Proxy Managers”), in order to ensure that our proxy voting policies and procedures are implemented consistently.

We sometimes manage accounts where proxy voting is directed by clients or newly-acquired subsidiary companies. In these cases, voting decisions may deviate from this Policy.

2.	RESEARCH UNDERPINS DECISION MAKING
As a research-driven firm, we approach our proxy voting responsibilities with the same commitment to rigorous research and engagement that we apply to all of our investment activities. The different investment philosophies utilized by our investment teams may occasionally result in different conclusions being drawn regarding certain proposals and, in turn, may result in the Proxy Manager making different voting decisions on the same proposal. Nevertheless, the Proxy Manager votes proxies with the goal of maximizing the value of the securities in client portfolios.

In addition to our firm-wide proxy voting policies, we have a Proxy Committee, which provides oversight and includes senior investment professionals from Equities, Legal personnel and Operations personnel. It is the responsibility of the Proxy Committee to evaluate and maintain proxy voting procedures and guidelines, to evaluate proposals and issues not covered by these guidelines, to consider changes in policy, and to review the Proxy Voting Policy no less frequently than annually. In addition, the Proxy Committee meets at least three times a year and as necessary to address special situations.

RESEARCH SERVICES
We subscribe to the corporate governance and proxy research services of Institutional Shareholder Services Inc. (“ISS”). All our investment professionals can access these materials via the Proxy Manager and/or Proxy Committee.

ENGAGEMENT
In evaluating proxy issues and determining our votes, we welcome and seek out the points of view of various parties. Internally, the Proxy Manager may consult the Proxy Committee, Chief Investment Officers, Directors of Research, and/or Research Analysts across our equities platforms, and Portfolio Managers in whose managed accounts a stock is held. Externally, we may engage with companies in advance of their Annual General Meeting, and throughout the year. We believe engagement provides the opportunity to share our philosophy, our corporate governance values, and more importantly, affect positive change. Also, these meetings often are joint efforts between the investment professionals, who are best positioned to comment on company-specific details, and the Proxy Manager(s), who offer a more holistic view of governance practices and relevant trends. In addition, we engage with shareholder proposal proponents and other stakeholders to understand different viewpoints and objectives.

3.	PROXY VOTING GUIDELINES
Our proxy voting guidelines are both principles-based and rules-based. We adhere to a core set of principles that are described in this Proxy Voting Policy. We assess each proxy proposal in light of these principles. Our proxy voting “litmus test” will always be what we view as most likely to maximize long-term shareholder value. We believe that authority and accountability for setting and executing corporate policies, goals and compensation generally should rest with the board of directors and senior management. In return, we support strong investor rights that allow shareholders to hold directors and management accountable if they fail to act in the best interests of shareholders.

PROXY POLICY	3

With this as a backdrop, our proxy voting guidelines pertaining to specific issues are set forth below. We generally vote proposals in accordance with these guidelines but, consistent with our “principles-based” approach to proxy voting, we may deviate from the guidelines if warranted by the specific facts and circumstances of the situation (i.e., if, under the circumstances, we believe that deviating from our stated policy is necessary to help maximize long-term shareholder value). In addition, these guidelines are not intended to address all issues that may appear on all proxy ballots. We will evaluate on a case-by-case basis any proposal not specifically addressed by these guidelines, whether submitted by management or shareholders, always keeping in mind our fiduciary duty to make voting decisions that, by maximizing long-term shareholder value, are in our clients’ best interests.

3.1	BOARD AND DIRECTOR PROPOSALS

1.	Board Diversity (SHP)	CASE-BY-CASE
Board diversity is increasingly an important topic. In a number of European countries, legislation requires a quota of female directors. Other European countries have a comply-or-explain policy. We believe diversity is broader than gender and should also take into consideration factors such as business experience, ethnicity, tenure and nationality. We evaluate these proposals on a case-by-case basis while examining if there are other general governance concerns.

2.	Establish New Board Committees and Elect Board Members with Specific Expertise (SHP)	CASE-BY-CASE
We believe that establishing committees should be the prerogative of a well-functioning board of directors. However, we may support shareholder proposals to establish additional board committees to address specific shareholder issues, including ESG issues. We consider on a case-by-case basis proposals that require the addition of a board member with a specific area of expertise.

3.	Changes in Board Structure and Amending the Articles of Incorporation	FOR
Companies may propose various provisions with respect to the structure of the board of directors, including changing the manner in which board vacancies are filled, directors are nominated and the number of directors. Such proposals may require amending the charter or by-laws or may otherwise require shareholder approval. When these proposals are not controversial or meant as an anti-takeover device, which is generally the case, we vote in their favor. However, if we believe a proposal is intended as an anti-takeover device and diminishes shareholder rights, we generally vote against.

We may vote against directors for amending by-laws without seeking shareholder approval and/or restricting or diminishing shareholder rights.

4.	Classified Boards	AGAINST
A classified board typically is divided into three separate classes. Each class holds office for a term of two or three years. Only a portion of the board can be elected or replaced each year. Because this type of proposal has fundamental anti-takeover implications, we oppose the adoption of classified boards unless there is a justifiable financial reason or an adequate sunset provision exists. However, where a classified board already exists, we will not oppose directors who sit on such boards for that reason. We will vote against directors that fail to implement shareholder approved proposals to declassify boards.

5.	Director Liability and Indemnification	CASE-BY-CASE
Some companies argue that increased indemnification and decreased liability for directors are important to ensure the continued availability of competent directors. However, others argue that the risk of such personal liability minimizes the propensity for corruption and recklessness.

We generally support indemnification provisions that are consistent with the local jurisdiction in which the company has been formed. We vote in favor of proposals adopting indemnification for directors with respect to acts conducted in the normal course of business. We also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, we believe the director or officer acted in good faith and in the best interests of the company. We oppose indemnification for gross negligence.

6.	Disclose CEO Succession Plan (SHP)	FOR
Proposals like these are often suggested by shareholders of companies with long-tenured CEOs and/or high employee turnover rates. Even though some markets might not require the disclosure of a CEO succession plan, we do think it is good business practice and will support these proposals.

PROXY POLICY	4

7.	Election of Directors	FOR
The election of directors is an important vote. We expect directors to represent shareholder interests at the company and maximize shareholder value. We generally vote in favor of the management-proposed slate of directors while considering a number of factors, including local market best practice. We believe companies should have a majority of independent directors and independent key committees. However, we will incorporate local market regulation and corporate governance codes into our decision making. We may support more progressive requirements than those implemented in a local market if we believe more progressive requirements may improve corporate governance practices. We will generally regard a director as independent if the director satisfies the criteria for independence (i) espoused by the primary exchange on which the company’s shares are traded, or (ii) set forth in the code we determine to be best practice in the country where the subject company is domiciled. We consider the election of directors who are “bundled” on a single slate on a case-by-case basis considering the amount of information available and an assessment of the group’s qualifications.

In addition:

È
We believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may vote against directors (or withhold votes for directors if plurality voting applies) who fail to act on key issues, such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares (provided we supported, or would have supported, the original proposal).

È	We oppose directors who fail to attend at least 75% of board meetings within a given year without a reasonable excuse.
È	We may consider the number of boards on which a director sits and/or their length of service on a particular board.
È
We may abstain or vote against (depending on a company’s history of disclosure in this regard) directors of issuers where there is insufficient information about the nominees disclosed in the proxy statement.

È	We may vote against directors for poor compensation practices.
È	We may vote against directors for not representing shareholder interests and maximizing long-term shareholder value

We also may consider engaging company management (by phone, in writing and in person), until any issues have been satisfactorily resolved.

a.	Controlled Company Exemption	CASE-BY-CASE

In certain markets, a different standard for director independence may be applicable for controlled companies, which are companies where more than 50% of the voting power is held by an individual, group or another company, or as otherwise defined by local market standards. We may take these local standards into consideration when determining the appropriate level of independence required for the board and key committees.

Exchanges in certain jurisdictions do not have a controlled company exemption (or something similar). In such a jurisdiction, if a company has a majority shareholder or group of related majority shareholders with a majority economic interest, we generally will not oppose that company’s directors simply because the board does not include a majority of independent members, although we may take local standards into consideration when determining the appropriate level of independence required for the board and key committees. We will, however, consider these directors in a negative light if the company has a history of violating the rights of minority shareholders.

b.	Voting for Director Nominees in a Contested Election	CASE-BY-CASE
Votes in a contested election of directors are evaluated on a case-by-case basis with the goal of maximizing shareholder value.

8.	Independent Lead Director (SHP)	FOR
We support shareholder proposals that request a company to amend its by-laws to establish an independent lead director, if the positions of chairman and CEO are not separated. We view the existence of a strong independent lead director, whose role is robust and includes clearly defined duties and responsibilities, such as the authority to call meetings and approve agendas, as a good example of the sufficient counter-balancing governance. If a company has such an independent lead director in place, we will generally oppose a proposal to separate the positions of chairman and CEO, barring any additional board leadership concerns.

PROXY POLICY	5

9.	Limit Term of Directorship (SHP)	CASE-BY-CASE
These proposals seek to limit the term during which a director may serve on a board to a set number of years.

Accounting for local market practice, we generally consider a number of factors, such as overall level of board independence, director qualifications, tenure, board diversity and board effectiveness in representing our interests as shareholders, in assessing whether limiting directorship terms is in shareholders’ best interests. Accordingly, we evaluate these items case-by-case.

10.	Majority of Independent[1] Directors (SHP)	FOR
Each company’s board of directors has a duty to act in the best interest of the company’s shareholders at all times. We believe that these interests are best served by having directors who bring objectivity to the company and are free from potential conflicts of interests. Accordingly, we support proposals seeking a majority of independent directors on the board while taking into consideration local market regulation and corporate governance codes.

11.	Majority of Independent Directors on Key Committees (SHP)	FOR
In order to ensure that those who evaluate management’s performance, recruit directors and set management’s compensation are free from conflicts of interests, we believe that the audit2, nominating/governance, and compensation committees should be composed of a majority of independent directors while taking into consideration local market regulation and corporate governance codes.

12.	Majority Votes for Directors (SHP)	FOR
We believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company. This objective is strengthened if directors are elected by a majority of votes cast at an annual meeting rather than by the plurality method commonly used. With plurality voting a director could be elected by a single affirmative vote even if the rest of the votes were withheld.

We further believe that majority voting provisions will lead to greater director accountability. Therefore, we support shareholder proposals that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast, provided the proposal includes a carve-out to provide for plurality voting in contested elections where the number of nominees exceeds the number of directors to be elected.

13.	Removal of Directors Without Cause (SHP)	FOR
Company by-laws sometimes define cause very narrowly, including only conditions of criminal indictment, final adverse adjudication that fiduciary duties were breached or incapacitation, while also providing shareholders with the right to remove directors only upon “cause”.

We believe that the circumstances under which shareholders have the right to remove directors should not be limited to those traditionally defined by companies as “cause”. We also believe that shareholders should have the right to conduct a vote to remove directors who fail to perform in a manner consistent with their fiduciary duties or representative of shareholders’ best interests. And, while we would prefer shareholder proposals that seek to broaden the definition of “cause” to include situations like these, we generally support proposals that would provide shareholders with the right to remove directors without cause.

14.	Require Independent Board Chairman (SHP)	CASE-BY-CASE
We believe there can be benefits to having the positions of chairman and CEO combined as well as split. When the position is combined the company must have sufficient counter-balancing governance in place, generally through a strong independent lead director. Also, for companies with smaller market capitalizations, separate chairman and CEO positions may not be practical.

15.	Require Two Candidates for Each Board Seat (SHP)	AGAINST
We believe that proposals like these are detrimental to a company’s ability to attract highly qualified candidates. Accordingly, we oppose them.

1 For purposes of this Policy, generally, we will consider a director independent if the director satisfies the independence definition set forth in the listing standards of the exchange on which the common stock is listed.  However, we may deem local independence classification criteria insufficient.
2 Pursuant to the SEC rules, adopted pursuant to the Sarbanes-Oxley Act of 2002, as of October 31, 2004, each U.S. listed issuer must have a fully independent audit committee.

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3.2	COMPENSATION PROPOSALS

16.	Elimination of Single-Trigger Change in Control Agreements (SHP)	FOR
Companies sometimes include single trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested upon a change in control of the company without any additional requirement) in employment agreements and compensation plans.

We may oppose directors who establish these provisions, or we may oppose compensation plans that include them. We will support shareholder proposals calling for future employment agreements and compensation plans to include double trigger change in control provisions (e.g., a provision stipulating that an employee’s unvested equity awards become fully vested only after a change in control of the company and termination of employment).

17.	Pro Rata Vesting of Equity Compensation Awards-Change in Control (SHP)	CASE-BY-CASE
We examine proposals on the treatment of equity awards in the event of a change in control on a case-by-case basis. If a change in control is accompanied by termination of employment, often referred to as a double-trigger, we generally support accelerated vesting of equity awards. If, however, there is no termination agreement in connection with a change in control, often referred to as a single-trigger, we generally prefer pro rata vesting of outstanding equity awards.

18.	Adopt Policies to Prohibit any Death Benefits to Senior Executives (SHP)	AGAINST
We view these bundled proposals as too restrictive and conclude that blanket restrictions on any and all such benefits, including the payment of life insurance premiums for senior executives, could put a company at a competitive disadvantage.

19.	Advisory Vote to Ratify Directors’ Compensation (SHP)	FOR
Similar to advisory votes on executive compensation, shareholders may request a non-binding advisory vote to approve compensation given to board members. We generally support this item.

20.	Amend Executive Compensation Plan Tied to Performance (Bonus Banking) (SHP)	AGAINST
These proposals seek to force a company to amend executive compensation plans such that compensation awards tied to performance are deferred for shareholder specified and extended periods of time. As a result, awards may be adjusted downward if performance goals achieved during the vesting period are not sustained during the added deferral period.

We believe that most companies have adequate vesting schedules and clawbacks in place. Under such circumstances, we will oppose these proposals. However, if a company does not have what we believe to be adequate vesting and/or clawback requirements, we decide these proposals on a case-by-case basis.

21.	Approve Remuneration for Directors and Auditors	CASE-BY-CASE
We will vote on a case-by-case basis where we are asked to approve remuneration for directors or auditors. However, where disclosure relating to the details of such remuneration is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard and the local market practice.

22.	Approve Remuneration Reports and Policies	CASE-BY-CASE
In certain markets, (e.g., Australia, Canada, Germany and the United States), publicly traded issuers are required by law to submit their company’s remuneration report to a non-binding shareholder vote. The report contains, among other things, the nature and amount of the compensation of the directors and certain executive officers as well as a discussion of the company’s performance. In other markets, remuneration policy resolutions are binding.

We evaluate remuneration reports and policies on a case-by-case basis, taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure. Where a compensation plan permits retesting of performance-based awards, we will consider the specific terms of the plan, including the volatility of the industry and the number and duration of the retests. We may abstain or vote against a plan if disclosure of the remuneration details is inadequate or the report is not provided to shareholders with sufficient time prior to the meeting to consider its terms.

In markets where remuneration reports are not required for all companies, we will support shareholder proposals asking the board to adopt a policy (i.e., “say on pay”) that the company’s shareholders be given the opportunity to vote on an advisory resolution to approve the compensation committee’s report. Although say on pay votes are by nature only broad

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indications of shareholder views, they do lead to more compensation-related dialogue between management and shareholders and help ensure that management and shareholders meet their common objective: maximizing the value of the company.

23.	Approve Retirement Bonuses for Directors (Japan and South Korea)	CASE-BY-CASE
Retirement bonuses are customary in Japan and South Korea. Companies seek approval to give the board authority to grant retirement bonuses for directors and/or auditors and to leave the exact amount of bonuses to the board’s discretion. We will analyze such proposals on a case-by-case basis, considering management’s commitment to maximizing long-term shareholder value. However, when the details of the retirement bonus are inadequate or undisclosed, we may abstain or vote against.

24.	Approve Special Payments to Continuing Directors and Auditors (Japan)	CASE-BY-CASE
In conjunction with the abolition of a company’s retirement allowance system, we will generally support special payment allowances for continuing directors and auditors if there is no evidence of their independence becoming impaired. However, when the details of the special payments are inadequate or undisclosed, we may abstain or vote against.

25.	Disclose Executive and Director Pay (SHP)	CASE-BY-CASE
In December 2006 and again in February 2010, the SEC adopted rules requiring increased and/or enhanced compensation-related and corporate governance-related disclosure in proxy statements and Forms 10-K. Similar steps have been taken by regulators in foreign jurisdictions. We believe the rules enacted by the SEC and various foreign regulators generally ensure more complete and transparent disclosure. Therefore, while we will consider them on a case-by-case basis (analyzing whether there are any relevant disclosure concerns), we generally vote against shareholder proposals seeking additional disclosure of executive and director compensation, including proposals that seek to specify the measurement of performance-based compensation, if the company is subject to SEC rules or similar rules espoused by a regulator in a foreign jurisdiction. Similarly, we generally support proposals seeking additional disclosure of executive and director compensation if the company is not subject to any such rules.

26.	Executive and Employee Compensation Plans	CASE-BY-CASE
Executive and employee compensation plans (“Compensation Plans”) usually are complex and are a major corporate expense, so we evaluate them carefully and on a case-by-case basis. In all cases, however, we assess each proposed Compensation Plan within the framework of four guiding principles, each of which ensures a company’s Compensation Plan helps to align the long-term interests of management with shareholders:

È	Valid measures of business performance tied to the firm’s strategy and shareholder value creation, which are clearly articulated and incorporate appropriate time periods, should be utilized;
È	Compensation costs should be managed in the same way as any other expense;
È
Compensation should reflect management’s handling, or failure to handle, any recent social, environmental, governance, ethical or legal issue that had a significant adverse financial or reputational effect on the company; and

È	In granting compensatory awards, management should exhibit a history of integrity and decision-making based on logic and well thought out processes.

Where disclosure relating to the details of Compensation Plans is inadequate or provided without sufficient time for us to consider our vote, we may abstain or vote against, depending on the adequacy of the company’s prior disclosures in this regard. Where appropriate, we may raise the issue with the company directly or take other steps.

27.	Limit Executive Pay (SHP)	CASE-BY-CASE
We believe that management and directors, within reason, should be given latitude in determining the mix and types of awards offered to executive officers. We vote against shareholder proposals seeking to limit executive pay if we deem them too restrictive. Depending on our analysis of the specific circumstances, we are generally against requiring a company to adopt a policy prohibiting tax gross up payments to senior executives.

28.	Mandatory Holding Periods (SHP)	AGAINST
We generally vote against shareholder proposals asking companies to require a company’s executives to hold stock for a specified period of time after acquiring that stock by exercising company-issued stock options (i.e., precluding “cashless” option exercises), unless we believe implementing a mandatory holding period is necessary to help resolve underlying problems at a company that have hurt, and may continue to hurt, shareholder value.

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29.	Performance-Based Stock Option Plans (SHP)	CASE-BY-CASE
These shareholder proposals require a company to adopt a policy that all or a portion of future stock options granted to executives be performance-based. Performance-based options usually take the form of indexed options (where the option sale price is linked to the company’s stock performance versus an industry index), premium priced options (where the strike price is significantly above the market price at the time of the grant) or performance vesting options (where options vest when the company’s stock price exceeds a specific target). Proponents argue that performance-based options provide an incentive for executives to outperform the market as a whole and prevent management from being rewarded for average performance. We believe that management, within reason, should be given latitude in determining the mix and types of awards it offers. However, we recognize the benefit of linking a portion of executive compensation to certain types of performance benchmarks. While we will not support proposals that require all options to be performance-based, we will generally support proposals that require a portion of options granted to senior executives be performance-based. However, because performance-based options can also result in unfavorable tax treatment and the company may already have in place an option plan that sufficiently ties executive stock option plans to the company’s performance, we will consider such proposals on a case-by-case basis.

30.	Prohibit Relocation Benefits to Senior Executives (SHP)	AGAINST
We do not consider such perquisites to be problematic pay practices as long as they are properly disclosed. Therefore we will vote against shareholder proposals asking to prohibit relocation benefits.

31.	Recovery of Performance-Based Compensation (SHP)	FOR
We generally support shareholder proposals requiring the board to seek recovery of performance-based compensation awards to senior management and directors in the event of a financial restatement (whether for fraud or other reasons) that resulted in their failure to achieve past performance targets. In deciding how to vote, we consider the adequacy of existing company clawback policy, if any.

32.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote (SHP)	FOR
Golden Parachutes assure key officers of a company lucrative compensation packages if the company is acquired and/or if the new owners terminate such officers. We recognize that offering generous compensation packages that are triggered by a change in control may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism. Accordingly, we support proposals to submit severance plans (including supplemental retirement plans), to a shareholder vote, and we review proposals to ratify or redeem such plans retrospectively on a case-by-case basis.

33.	Submit Golden Parachutes/Severance Plans to a Shareholder Vote Prior to Their Being Negotiated by Management (SHP)	CASE-BY-CASE
We believe that in order to attract qualified employees, companies must be free to negotiate compensation packages without shareholder interference. However, shareholders must be given an opportunity to analyze a compensation plan’s final, material terms in order to ensure it is within acceptable limits. Accordingly, we evaluate proposals that require submitting severance plans and/or employment contracts for a shareholder vote prior to being negotiated by management on a case-by-case basis.

34.	Submit Survivor Benefit Compensation Plan to Shareholder Vote (SHP)	FOR
Survivor benefit compensation plans, or “golden coffins”, can require a company to make substantial payments or awards to a senior executive’s beneficiaries following the death of the senior executive. The compensation can take the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards. This compensation would not include compensation that the senior executive chooses to defer during his or her lifetime.

We recognize that offering generous compensation packages that are triggered by the passing of senior executives may help attract qualified officers. However, such compensation packages cannot be so excessive that they are unfair to shareholders or make the company unattractive to potential bidders, thereby serving as a constructive anti-takeover mechanism.

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3.3	CAPITAL CHANGES AND ANTI-TAKEOVER PROPOSALS

35.	Amend Exclusive Forum Bylaw (SHP)	AGAINST
We will generally oppose proposals that ask the board to repeal the company’s exclusive forum bylaw. Such bylaws require certain legal action against the company to take place in the state of the company’s incorporation. The courts within the state of incorporation are considered best suited to interpret that state’s laws.

36.	Amend Net Operating Loss (“NOL”) Rights Plans	FOR
NOL Rights Plans are established to protect a company’s net operating loss carry forwards and tax credits, which can be used to offset future income. We believe this is a reasonable strategy for a company to employ. Accordingly, we will vote in favor of NOL Rights Plans unless we believe the terms of the NOL Rights Plan may provide for a long-term anti-takeover device.

37.	Authorize Share Repurchase	FOR
We generally support share repurchase proposals that are part of a well-articulated and well-conceived capital strategy. We assess proposals to give the board unlimited authorization to repurchase shares on a case-by-case basis. Furthermore, we would generally support the use of derivative instruments (e.g., put options and call options) as part of a share repurchase plan absent a compelling reason to the contrary. Also, absent a specific concern at the company, we will generally support a repurchase plan that could be continued during a takeover period.

38.	Blank Check Preferred Stock	AGAINST
Blank check preferred stock proposals authorize the issuance of certain preferred stock at some future point in time and allow the board to establish voting, dividend, conversion and other rights at the time of issuance. While blank check preferred stock can provide a corporation with the flexibility needed to meet changing financial conditions, it also may be used as the vehicle for implementing a “poison pill” defense or some other entrenchment device.

We are concerned that, once this stock has been authorized, shareholders have no further power to determine how or when it will be allocated. Accordingly, we generally oppose this type of proposal.

39.	Corporate Restructurings, Merger Proposals and Spin-Offs	CASE-BY-CASE
Proposals requesting shareholder approval of corporate restructurings, merger proposals and spin-offs are determined on a case-by-case basis. In evaluating these proposals and determining our votes, we are singularly focused on meeting our goal of maximizing long-term shareholder value.

40.	Elimination of Preemptive Rights	CASE-BY-CASE
Preemptive rights allow the shareholders of the company to buy newly-issued shares before they are offered to the public in order to maintain their percentage ownership. We believe that, because preemptive rights are an important shareholder right, careful scrutiny must be given to management’s attempts to eliminate them. However, because preemptive rights can be prohibitively expensive to widely-held companies, the benefit of such rights will be weighed against the economic effect of maintaining them.

41.	Expensing Stock Options (SHP)	FOR
US generally-accepted accounting principles require companies to expense stock options, as do the accounting rules in many other jurisdictions (including those jurisdictions that have adopted IFRS -- international financial reporting standards). If a company is domiciled in a jurisdiction where the accounting rules do not already require the expensing of stock options, we will support shareholder proposals requiring this practice and disclosing information about it.

42.	Fair Price Provisions	CASE-BY-CASE
A fair price provision in the company’s charter or by laws is designed to ensure that each shareholder’s securities will be purchased at the same price if the corporation is acquired under a plan not agreed to by the board. In most instances, the provision requires that any tender offer made by a third party must be made to all shareholders at the same price.

Fair pricing provisions attempt to prevent the “two tiered front loaded offer” where the acquirer of a company initially offers a premium for a sufficient percentage of shares of the company to gain control and subsequently makes an offer for the remaining shares at a much lower price. The remaining shareholders have no choice but to accept the offer. The two tiered approach is coercive as it compels a shareholder to sell his or her shares immediately in order to receive the higher price per share. This type of tactic has caused many states to adopt fair price provision statutes to restrict this practice.

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We consider fair price provisions on a case-by-case basis. We oppose any provision where there is evidence that management intends to use the provision as an anti-takeover device as well as any provision where the shareholder vote requirement is greater than a majority of disinterested shares (i.e., shares beneficially owned by individuals other than the acquiring party).

43.	Increase Authorized Common Stock	CASE-BY-CASE
In general we regard increases in authorized common stock as serving a legitimate corporate purpose when used to: implement a stock split, aid in a recapitalization or acquisition, raise needed capital for the firm, or provide for employee savings plans, stock option plans or executive compensation plans. That said, we may oppose a particular proposed increase if we consider the authorization likely to lower the share price (this would happen, for example, if the firm were proposing to use the proceeds to overpay for an acquisition, to invest in a project unlikely to earn the firm’s cost of capital, or to compensate employees well above market rates). We oppose increases in authorized common stock where there is evidence that the shares are to be used to implement a “poison pill” or another form of anti-takeover device, or if the issuance of new shares would, in our judgment, excessively dilute the value of the outstanding shares upon issuance. In addition, a satisfactory explanation of a company’s intentions—going beyond the standard “general corporate purposes”—must be disclosed in the proxy statement for proposals requesting an increase of greater than 100% of the shares outstanding. We view the use of derivatives, particularly warrants, as legitimate capital-raising instruments and apply these same principles to their use as we do to the authorization of common stock. Under certain circumstances where we believe it is important for shareholders to have an opportunity to maintain their proportional ownership, we may oppose proposals requesting shareholders approve the issuance of additional shares if those shares do not include preemptive rights.

In Hong Kong, it is common for companies to request board authority to issue new shares up to 20% of outstanding share capital. The authority typically lapses after one year. We may vote against plans that do not prohibit issuing shares at a discount, taking into account whether a company has a history of doing so.

44.	Issuance of Equity Without Preemptive Rights	FOR
We are generally in favor of issuances of equity without preemptive rights of up to 30% of a company’s outstanding shares unless there is concern that the issuance will be used in a manner that could hurt shareholder value (e.g., issuing the equity at a discount from the current market price or using the equity to help create a “poison pill” mechanism).

45.	Issuance of Stock with Unequal Voting Rights	CASE-BY-CASE
Unequal voting rights plans are designed to reduce the voting power of existing shareholders and concentrate a significant amount of voting power in the hands of management. In the majority of instances, they serve as an effective deterrent to takeover attempts. These structures, however, may be beneficial, allowing management to focus on longer-term value creation, which benefits all shareholders. We evaluate these proposals on a case-by-case basis and take into consideration the alignment of management incentives with appropriate performance, metrics, and the effectiveness of the company’s strategy.

46.	Net Long Position Requirement	FOR
We support proposals that require the ownership level needed to call a special meeting to be based on the net long position of a shareholder or shareholder group. This standard ensures that a significant economic interest accompanies the voting power.

47.	Reincorporation	CASE-BY-CASE
There are many valid business reasons a corporation may choose to reincorporate in another jurisdiction. We perform a case-by-case review of such proposals, taking into consideration management’s stated reasons for the proposed move.

Careful scrutiny also will be given to proposals that seek approval to reincorporate in countries that serve as tax havens. When evaluating such proposals, we consider factors such as the location of the company’s business, the statutory protections available in the country to enforce shareholder rights and the tax consequences of the reincorporation to shareholders.

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48.	Reincorporation to Another Jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance (SHP)	CASE-BY-CASE
If a shareholder proposes that a company move to a jurisdiction where majority voting (among other shareholder-friendly conditions) is permitted, we will generally oppose the move notwithstanding the fact that we favor majority voting for directors. Our rationale is that the legal costs, taxes, other expenses and other factors, such as business disruption, in almost all cases would be material and outweigh the benefit of majority voting. If, however, we should find that these costs are not material and/or do not outweigh the benefit of majority voting, we may vote in favor of this kind of proposal. We will evaluate similarly proposals that would require reincorporation in another state to accomplish other changes in corporate governance.

49.	Stock Splits	FOR
Stock splits are intended to increase the liquidity of a company’s common stock by lowering the price, thereby making the stock seem more attractive to small investors. We generally vote in favor of stock split proposals.

50.	Submit Company’s Shareholder Rights Plan to Shareholder Vote (SHP)	FOR
Most shareholder rights plans (also known as “poison pills”) permit the shareholders of a target company involved in a hostile takeover to acquire shares of the target company, the acquiring company, or both, at a substantial discount once a “triggering event” occurs. A triggering event is usually a hostile tender offer or the acquisition by an outside party of a certain percentage of the target company’s stock. Because most plans exclude the hostile bidder from the purchase, the effect in most instances is to dilute the equity interest and the voting rights of the potential acquirer once the plan is triggered. A shareholder rights plan is designed to discourage potential acquirers from acquiring shares to make a bid for the issuer. We believe that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but also may have a detrimental effect on the value of the company.

We support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We evaluate on a case-by-case basis proposals to implement or eliminate a shareholder rights plan.

51.	Transferrable Stock Options	CASE-BY-CASE
In cases where a compensation plan includes a transferable stock option program, we will consider the plan on a case-by-case basis.

These programs allow stock options to be transferred to third parties in exchange for cash or stock. In effect, management becomes insulated from the downside risk of holding a stock option, while the ordinary shareholder remains exposed to downside risk. This insulation may unacceptably remove management’s exposure to downside risk, which significantly misaligns management and shareholder interests. Accordingly, we generally vote against these programs if the transfer can be executed without shareholder approval, is available to executive officers or non-employee directors, or we consider the available disclosure relating to the mechanics and structure of the program to be insufficient to determine the costs, benefits and key terms of the program.

3.4	AUDITOR PROPOSALS

52.	Appointment of Auditors	FOR
We believe that the company is in the best position to choose its accounting firm, and we generally support management’s recommendation.

We recognize that there may be inherent conflicts when a company’s independent auditors perform substantial non-audit related services for the company. Therefore, in reviewing a proposed auditor, we will consider the amount of fees paid for non-audit related services performed compared to the total audit fees paid by the company to the auditing firm, and whether there are any other reasons for us to question the independence or performance of the firm’s auditor such as, for example, tenure. We generally will deem as excessive the non-audit fees paid by a company to its auditor if those fees account for 50% or more of total fees paid. In the UK market, which utilizes a different calculation, we adhere to a non-audit fee cap of 100% of audit fees. Under these circumstances, we generally vote against the auditor and the directors, in particular the members of the company’s audit committee. In addition, we generally vote against authorizing the audit committee to set the remuneration of such auditors. We exclude from this analysis non-audit fees related to IPOs, bankruptcy emergence, and spin-offs and other extraordinary events. We may vote against or abstain due to a lack of disclosure of the name of the auditor while taking into account local market practice.

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53.	Approval of Financial Statements	FOR
In some markets, companies are required to submit their financial statements for shareholder approval. This is generally a routine item and, as such, we will vote for the approval of financial statements unless there are appropriate reasons to vote otherwise. We may vote against if the information is not available in advance of the meeting.

54.	Approval of Internal Statutory Auditors	FOR
Some markets (e.g., Japan) require the annual election of internal statutory auditors. Internal statutory auditors have a number of duties, including supervising management, ensuring compliance with the articles of association and reporting to a company’s board on certain financial issues. In most cases, the election of internal statutory auditors is a routine item and we will support management’s nominee provided that the nominee meets the regulatory requirements for serving as internal statutory auditors. However, we may vote against nominees who are designated independent statutory auditors who serve as executives of a subsidiary or affiliate of the issuer or if there are other reasons to question the independence of the nominees.

55.	Limitation of Liability of External Statutory Auditors (Japan)	CASE-BY-CASE
In Japan, companies may limit the liability of external statutory auditors in the event of a shareholder lawsuit through any of three mechanisms: (i) submitting the proposed limits to shareholder vote; (ii) setting limits by modifying the company’s articles of incorporation; and (iii) setting limits in contracts with outside directors, outside statutory auditors and external audit firms (requires a modification to the company’s articles of incorporation). A vote by 3% or more of shareholders can nullify a limit set through the second mechanism. The third mechanism has historically been the most prevalent.

We review proposals to set limits on auditor liability on a case-by-case basis, considering whether such a provision is necessary to secure appointment and whether it helps to maximize long-term shareholder value.

56.	Separating Auditors and Consultants (SHP)	CASE-BY-CASE
We believe that a company serves its shareholders’ interests by avoiding potential conflicts of interest that might interfere with an auditor’s independent judgment. SEC rules adopted as a result of the Sarbanes-Oxley Act of 2002 attempted to address these concerns by prohibiting certain services by a company’s independent auditors and requiring additional disclosure of others services.

We evaluate on a case-by-case basis proposals that go beyond the SEC rules or other local market standards by prohibiting auditors from performing other non-audit services or calling for the board to adopt a policy to ensure auditor independence.

We take into consideration the policies and procedures the company already has in place to ensure auditor independence and non-audit fees as a percentage of total fees paid to the auditor are not excessive.

3.5	SHAREHOLDER ACCESS AND VOTING PROPOSALS

57.	A Shareholder’s Right to Call Special Meetings (SHP)	FOR
Most state corporation statutes (though not Delaware, where many US issuers are domiciled) allow shareholders to call a special meeting when they want to take action on certain matters that arise between regularly-scheduled annual meetings. This right may apply only if a shareholder, or a group of shareholders, owns a specified percentage, often 10% of the outstanding shares.

We recognize the importance of the right of shareholders to remove poorly-performing directors, respond to takeover offers and take other actions without having to wait for the next annual meeting. However, we also believe it is important to protect companies and shareholders from nuisance proposals. We further believe that striking a balance between these competing interests will maximize shareholder value. We believe that encouraging active share ownership among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Accordingly, we will generally support a proposal to call a special meeting if the proposing shareholder owns, or the proposing shareholders as a group own, 5% or more of the outstanding voting equity of the company.

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58.	Adopt Cumulative Voting (SHP)	CASE-BY-CASE
Cumulative voting is a method of electing directors that enables each shareholder to multiply the number of his or her shares by the number of directors being considered. A shareholder may then cast the total votes for any one director or a selected group of directors. For example, a holder of 10 shares normally casts 10 votes for each of 12 nominees to the board thus giving the shareholder 120 (10 × 12) votes. Under cumulative voting, the shareholder may cast all 120 votes for a single nominee, 60 for two, 40 for three, or any other combination that the shareholder may choose.

We believe that encouraging activism among shareholders generally is beneficial to shareholders and helps maximize shareholder value. Cumulative voting supports the interests of minority shareholders in contested elections by enabling them to concentrate their votes and dramatically increase their chances of electing a dissident director to a board. Accordingly, we generally will support shareholder proposals to restore or provide for cumulative voting and we generally will oppose management proposals to eliminate cumulative voting. However, we may oppose cumulative voting if a company has in place both proxy access, which allows shareholders to nominate directors to the company’s ballot, and majority voting (with a carve-out for plurality voting in situations where there are more nominees than seats), which requires each director to receive the affirmative vote of a majority of votes cast and, we believe, leads to greater director accountability to shareholders.

Also, we support cumulative voting at controlled companies regardless of any other shareholder protections that may be in place.

59.	Adopt Cumulative Voting in Dual Shareholder Class Structures (SHP)	FOR
In dual class structures (such as A&B shares) where the shareholders with a majority economic interest have a minority voting interest, we generally vote in favor of cumulative voting for those shareholders.

60.	Early Disclosure of Voting Results (SHP)	AGAINST
These proposals seek to require a company to disclose votes sooner than is required by the local market. In the US, the SEC requires disclosure in the first periodic report filed after the company’s annual meeting which we believe is reasonable. We do not support requests that require disclosure earlier than the time required by the local regulator.

61.	Limiting a Shareholder’s Right to Call Special Meetings	AGAINST
Companies contend that limitations on shareholders’ rights to call special meetings are needed to prevent minority shareholders from taking control of the company’s agenda. However, such limits also have anti-takeover implications because they prevent a shareholder or a group of shareholders who have acquired a significant stake in the company from forcing management to address urgent issues, such as the potential sale of the company. Because most states prohibit shareholders from abusing this right, we see no justifiable reason for management to eliminate this fundamental shareholder right. Accordingly, we generally will vote against such proposals.

In addition, if the board of directors, without shareholder consent, raises the ownership threshold a shareholder must reach before the shareholder can call a special meeting, we will vote against those directors.

62.	Permit a Shareholder’s Right to Act by Written Consent (SHP)	FOR
Action by written consent enables a large shareholder or group of shareholders to initiate votes on corporate matters prior to the annual meeting. We believe this is a fundamental shareholder right and, accordingly, will support shareholder proposals seeking to restore this right. However, in cases where a company has a majority shareholder or group of related majority shareholders with majority economic interest, we will oppose proposals seeking to restore this right as there is a potential risk of abuse by the majority shareholder or group of majority shareholders.

63.	Proxy Access for Annual Meetings (SHP) (Management)	FOR
These proposals allow “qualified shareholders” to nominate directors. We generally vote in favor of management and shareholder proposals for proxy access that employ guidelines reflecting the SEC framework for proxy access (adopted by the US Securities and Exchange Commission (“SEC”) in 2010, but vacated by the DC Circuit Court of Appeals in 2011), which would have allowed a single shareholder, or group of shareholders, who hold at least 3% of the voting power for at least three years continuously to nominate up to 25% of the current board seats, or two directors, for inclusion in the subject company’s annual proxy statement alongside management nominees.

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We will generally vote against proposals that use requirements that are more strict than the SEC’s framework and against individual board members, or entire boards, who exclude from their ballot properly submitted shareholder proxy access proposals or compete against shareholder proxy access proposals with stricter management proposals on the same ballot. We may vote against individual directors or entire boards who a) exclude from their ballot properly submitted shareholder proxy access proposals; b) compete against shareholder proxy access proposals with stricter management proposals on the same ballot.

We will evaluate on a case-by-case basis proposals with less stringent requirements than the vacated SEC framework.

From time to time we may receive requests to join with other shareholders to support a shareholder action. We may, for example, receive requests to join a voting block for purposes of influencing management. If the third parties requesting our participation are not affiliated with us and have no business relationships with us, we will consider the request on a case-by-case basis. However, where the requesting party has a business relationship with us (e.g., the requesting party is a client or a significant service provider), agreeing to such a request may pose a potential conflict of interest. As a fiduciary we have an obligation to vote proxies in the best interest of our clients (without regard to our own interests in generating and maintaining business with our other clients) and given our desire to avoid even the appearance of a conflict, we will generally decline such a request.

64.	Reduce Meeting Notification from 21 Days to 14 Days (UK)	FOR
Companies in the United Kingdom may, with shareholder approval, reduce the notice period for extraordinary general meetings from 21 days to 14 days.

A reduced notice period expedites the process of obtaining shareholder approval of additional financing needs and other important matters. Accordingly, we support these proposals.

65.	Shareholder Proponent Engagement Process (SHP)	FOR
We believe that proper corporate governance requires that proposals receiving support from a majority of shareholders be considered and implemented by the company. Accordingly, we support establishing an engagement process between shareholders and management to ensure proponents of majority-supported proposals, have an established means of communicating with management.

66.	Supermajority Vote Requirements	AGAINST
A supermajority vote requirement is a charter or by-law requirement that, when implemented, raises the percentage (higher than the customary simple majority) of shareholder votes needed to approve certain proposals, such as mergers, changes of control, or proposals to amend or repeal a portion of the Articles of Incorporation.

In most instances, we oppose these proposals and support shareholder proposals that seek to reinstate the simple majority vote requirement.

3.6	ENVIRONMENTAL, SOCIAL AND DISCLOSURE PROPOSALS

67.	Animal Welfare (SHP)	CASE-BY-CASE
These proposals may include reporting requests on items such as pig gestation crates and animal welfare in the supply chain, or policy adoption requests on items such as dehorning cattle and animal testing.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

PROXY POLICY	15

68.	Climate Change (SHP)	CASE-BY-CASE
Proposals addressing climate change concerns are plentiful and their scope varies. Climate change increasingly receives investor attention as a potentially critical and material risk to the sustainability of a wide range of business-specific activities.

a. Carbon Accounting (SHP)	FOR
These proposals may include greenhouse gas emissions (GHG) standards or reduction targets and/or methane reduction targets. Companies also may be asked to set quantitative goals, which may pertain to the company’s operations or product development and distribution. We generally support these proposals, while taking into account whether the proposed information is of added benefit to shareholders and the degree to which this issue is material to the company and the industry in which the company operates.

b. Carbon Risk	FOR
This set of proposals focusses on the risks associated with climate change. It may include proposals on GHG emission and finance, hydraulic fracturing/shale risk, offshore oil wells, oil and gas transport risk, and coal ash risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

69.	Charitable Contributions (SHP) (MGMT)	CASE-BY-CASE
Proposals relating to charitable contributions may be sponsored by either management or shareholders.

Management proposals may ask to approve the amount for charitable contributions.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

70.	Environmental Proposals (SHP)	CASE-BY-CASE
These proposals can include reporting and policy adoption requests in a wide variety of areas, including, but not limited to, (nuclear) waste, deforestation, packaging and recycling, renewable energy, toxic material, palm oil and water.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

71.	Genetically Altered or Engineered Food and Pesticides (SHP)	CASE-BY-CASE
These proposals may include reporting requests on pesticides monitoring/use and Genetically Modified Organism (GMO) as well as GMO labeling.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

PROXY POLICY	16

72.	Health Proposals (SHP)	CASE-BY-CASE
These proposals may include reports on pharmaceutical pricing, the link between fast food and childhood obesity, and tobacco products. We generally support shareholder proposals calling for reports while taking into account the current reporting policies of the company and whether the proposed information is of added benefit to shareholders.

Proposals relating to tobacco issues are wide-ranging. They include proposals to have a company issue warnings on the environmental risks of tobacco smoke and the risks of smoking-related diseases, as well as proposals to link executive compensation with reductions in teen smoking.

a. End Production of Tobacco Products	AGAINST

These proposals seek to phase-out all production, promotion and marketing of tobacco products by a specified date. When evaluating these resolutions, we must consider the company’s risks and liabilities associated with those lines of business, and evaluate the overall strategic business plans and how those plans will serve to maximize long-term shareholder value.

Because phasing out all tobacco-related operations by a tobacco company is very likely to result in the end of the company, which clearly is not in the best interests of shareholders, we will generally oppose these proposals.

b. Spin-Off Tobacco-Related Business	CASE-BY-CASE

Proponents seek for the subject company to phase-out all production, promotion and marketing of tobacco products by a specified date, citing health risks and tobacco companies’ systemic failure to honestly inform the public about these health risks until recently. Unlike the type of proposal cited above in (a), which would be put to a company that derives most, if not all, of its revenues from tobacco-related operations, a spin-off proposal would request that a company that derives only a portion (often a substantial portion) of its revenues from tobacco-related operations spin-off its tobacco-related operating segment / subsidiary.

When evaluating resolutions requesting a company divest itself from one or more lines of business, we must consider the company’s risks and liabilities associated with those lines of business, evaluate the overall strategic business plans and determine how those plans will serve to maximize long-term shareholder value.

c. Pharmaceutical Pricing (US)	CASE-BY-CASE

These proposals seek to require a company to report on the risk of high specialty drug prices in the US.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

73.	Human Rights Policies and Reports (SHP)	CASE-BY-CASE
These proposals may include reporting requests on human rights risk assessment, humanitarian engagement policies, adopting policies on supply chain worker fees and expanding existing policies in these areas. We recognize that many companies have complex supply chains which have led to increased awareness of supply chain issues as an investment risk.

For proposals requesting companies to adopt a policy, we will carefully consider existing policies and the company’s incorporation of national standards and best practices. In addition, we will evaluate the potential enactment of new regulations, as well as any investment risk related to the specific issue.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

PROXY POLICY	17

74.	Include Sustainability as a Performance Measure (SHP)	CASE-BY-CASE
We believe management and directors should be given latitude in determining appropriate performance measurements. While doing so, consideration should be given to how long-term sustainability issues might affect future company performance. Therefore, we will evaluate on a case-by-case basis proposals requesting companies to consider incorporating specific, measurable, practical goals consisting of sustainability principles and environmental impacts as metrics for incentive compensation and how they are linked with our objectives as long-term shareholders.

75.	Lobbying and Political Spending (SHP)	FOR
We generally vote in favor of proposals requesting increased disclosure of political contributions and lobbying expenses, including those paid to trade organizations and political action committees, whether at the federal, state, or local level. These proposals may increase transparency.

76.	Other Business	AGAINST
In certain jurisdictions, these proposals allow management to act on issues that shareholders may raise at the annual meeting. Because it is impossible to know what issues may be raised, we will vote against these proposals.

77.	Reimbursement of Shareholder Expenses (SHP)	AGAINST
These shareholder proposals would require companies to reimburse the expenses of shareholders who submit proposals that receive a majority of votes cast or the cost of proxy contest expenses. We generally vote against these proposals, unless reimbursement occurs only in cases where management fails to implement a majority passed shareholder proposal, in which case we may vote in favor.

78.	Sustainability Report (SHP)	FOR
We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

79.	Work Place: Diversity (SHP)	FOR
Work place diversity reports generally fall in two categories: Disclosing EEO Data and Adopting Sexual Orientation/Gender Identification (ID) policies.

We generally support shareholder proposals calling for reports and disclosure while taking into account existing policies and procedures of the company and whether the proposed information is of added benefit to shareholders.

We generally support proposals requiring a company to amend its Equal Employment Opportunity policies to specifically reference sexual orientation and gender ID.

80.	Work Place: Pay Disparity (SHP)	CASE-BY-CASE
A report on pay disparity compares the total compensation of a company’s executive officers with that of the company’s lowest paid workers and/or between genders, including statistics and rationale pertaining to changes in the size of the gap, information on whether executive compensation is “excessive”, and information on whether greater oversight is needed over certain aspects of the company’s compensation policies.

In the US, the SEC, in August 2015, adopted a rule requiring US issuers, for fiscal years ending on or after January 1, 2017, to contrast CEO pay with median employee pay. This rule, however, does not address all of the issues addressed by pay disparity reports. Accordingly, we will continue to evaluate these proposals on a case-by-case basis, taking into account the specific metrics and scope of the information requested and whether the SEC’s rule renders the proposal unnecessary.

PROXY POLICY	18

4.	CONFLICTS OF INTEREST

4.1	INTRODUCTION
As a fiduciary, we always must act in our clients’ best interests. We strive to avoid even the appearance of a conflict that may compromise the trust our clients have placed in us, and we insist on strict adherence to fiduciary standards and compliance with all applicable federal and state securities laws. We have adopted a comprehensive Code of Business Conduct and Ethics (“Code”) to help us meet these obligations. As part of this responsibility and as expressed throughout the Code, we place the interests of our clients first and attempt to avoid any perceived or actual conflicts of interest.

AllianceBernstein L.P. (“AB””) recognizes that there may be a potential material conflict of interest when we vote a proxy solicited by an issuer that sponsors a retirement plan we manage (or administer), that distributes AB-sponsored mutual funds, or with which AB or one or more of our employees have another business or personal relationship that may affect how we vote on the issuer’s proxy. Similarly, we may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. In order to avoid any perceived or actual conflict of interest, the procedures set forth below in sections 4.2 through 4.8 have been established for use when we encounter a potential conflict to ensure that our voting decisions are based on our clients’ best interests and are not the product of a conflict.

4.2	ADHERENCE TO STATED PROXY VOTING POLICIES
Votes generally are cast in accordance with this policy3. In situations where our policy is case-by-case, this Manual often provides criteria that will guide our decision. In situations where our policy on a particular issue is case-by-case and the vote cannot be clearly decided by an application of our stated policy, a member of the Proxy Committee or his/her designee will make the voting decision in accordance with the basic principle of our policy to vote proxies with the intention of maximizing the value of the securities in our client accounts. In these situations, the voting rationale must be documented either on the voting platform of ISS, by retaining relevant emails or another appropriate method. Where appropriate, the views of investment professionals are considered. All votes cast contrary to our stated voting policy on specific issues must be documented. On an annual basis, the Proxy Committee will receive a report of all such votes so as to confirm adherence of the policy.

4.3	DISCLOSURE OF CONFLICTS
When considering a proxy proposal, members of the Proxy Committee or investment professionals involved in the decision-making process must disclose to the Proxy Committee any potential conflict (including personal relationships) of which they are aware and any substantive contact that they have had with any interested outside party (including the issuer or shareholder group sponsoring a proposal) regarding the proposal. Any previously unknown conflict will be recorded on the Potential Conflicts List (discussed below). If a member of the Proxy Committee has a conflict of interest, he or she must also remove himself or herself from the decision-making process.

4.4	POTENTIAL CONFLICTS LIST
No less frequently than annually, a list of companies and organizations whose proxies may pose potential conflicts of interest is compiled by the Legal and Compliance Department (the “Potential Conflicts List”). The Potential Conflicts List includes:

+	Publicly-traded Clients from the Russell 3000 Index, the Morgan Stanley Capital International (“MSCI”) Europe Australia Far East Index (MSCI EAFE), the MSCI Canada Index and the MSCI Emerging Markets Index;
+	Publicly-traded companies that distribute AB mutual funds;
+	Bernstein private clients who are directors, officers or 10% shareholders of publicly traded companies;
+	Clients who sponsor, publicly support or have material interest in a proposal upon which we will be eligible to vote;
+	Publicly-traded affiliated companies;
+	Companies where an employee of AB or AXA Financial, Inc., a parent company of AB, has identified an interest;
+	Any other conflict of which a Proxy Committee member becomes aware[4].

We determine our votes for all meetings of companies on the Potential Conflicts List by applying the tests described in Section 4.5 below. We document all instances when the independent compliance officer determines our vote.

3 From time to time a client may request that we vote their proxies consistent with AFL-CIO guidelines or the policy of the National Association of Pension Funds. In those situations, AB reserves the right to depart from those policies if we believe it to be in the client’s best interests.
4 The Proxy Committee must notify the Legal and Compliance Department promptly of any previously unknown conflict.
.
PROXY POLICY	19

4.5	DETERMINE EXISTENCE OF CONFLICT OF INTEREST
When we encounter a potential conflict of interest, we review our proposed vote using the following analysis to ensure our voting decision does not generate a conflict of interest:

+	If our proposed vote is consistent with our Proxy Voting Policy, no further review is necessary.
+	If our proposed vote is contrary to our Proxy Voting Policy and our client’s position on the proposal, no further review is necessary.
+	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position, and is also consistent with the views of ISS, no further review is necessary.
+	If our proposed vote is contrary to our Proxy Voting Policy or is not covered herein, is consistent with our client’s position and is contrary to the views of ISS, the vote will be presented to an independent compliance officer (“ICO”). The ICO will determine whether the proposed vote is reasonable. If the ICO cannot determine that the proposed vote is reasonable, the ICO may instruct AB to refer the votes back to the client(s) or take other actions as the ICO deems appropriate. The ICO’s review will be documented using a Proxy Voting Conflict of Interest Form (a copy of which is attached hereto).

4.6	REVIEW OF THIRD PARTY RESEARCH SERVICE CONFLICTS OF INTEREST
We consider the research of ISS, so the Proxy Committee takes reasonable steps to verify that ISS is, in fact, independent based on all of the relevant facts and circumstances. This includes reviewing ISS’s conflict management procedures on an annual basis. When reviewing these conflict management procedures, we will consider, among other things, whether ISS (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can offer research in an impartial manner and in the best interests of our clients.

4.7	CONFIDENTIAL VOTING
It is AB’s policy to support confidentiality before the actual vote has been cast. Employees are prohibited from revealing how we intend to vote except to (i) members of the Proxy Committee; (ii) Portfolio Managers who hold the security in their managed accounts; (iii) the Research Analyst(s) who cover(s) the security; (iv) clients, upon request, for the securities held in their portfolios; and (v) clients who do not hold the security or for whom AB does not have proxy voting authority, but who provide AB with a signed a Non-Disclosure Agreement. Once the votes have been cast, they are made public in accordance with mutual fund proxy vote disclosures required by the SEC, and we generally post all votes to our public website the quarter after the vote has been cast.

We may participate in proxy surveys conducted by shareholder groups or consultants so long as such participation does not compromise our confidential voting policy. Specifically, prior to our required SEC disclosures each year, we may respond to surveys asking about our proxy voting policies, but not any specific votes. After our mutual fund proxy vote disclosures required by the SEC each year have been made public and/or votes have been posted to our public website, we may respond to surveys that cover specific votes in addition to our voting policies.

On occasion, clients for whom we do not have proxy voting authority may ask us for advice on proxy votes that they cast. A member of the Proxy Committee or a Proxy Manager may offer such advice subject to an understanding with the client that the advice shall remain confidential.

Any substantive contact regarding proxy issues from the issuer, the issuer’s agent or a shareholder group sponsoring a proposal must be reported to the Proxy Committee if such contact was material to a decision to vote contrary to this Policy. Routine administrative inquiries from proxy solicitors need not be reported.

4.8	A NOTE REGARDING AB’S STRUCTURE
AB and AllianceBernstein Holding L.P. (“AB Holding”) are Delaware limited partnerships. As limited partnerships, neither company is required to produce an annual proxy statement or hold an annual shareholder meeting. In addition, the general partner of AB and AB Holding, AllianceBernstein Corporation, is a wholly-owned subsidiary of AXA, a French holding company for an international group of insurance and related financial services companies.

As a result, most of the positions we express in this Proxy Voting Policy are inapplicable to our business. For example, although units in AB Holding are publicly traded on the New York Stock Exchange (“NYSE”), the NYSE Listed Company Manual exempts limited partnerships and controlled companies from compliance with various listing requirements, including the requirement that our board have a majority of independent directors.

PROXY POLICY	20

5.	VOTING TRANSPARENCY
We publish our voting records on our website quarterly, 30 days after the end of the previous quarter. Many clients have requested that we provide them with periodic reports on how we voted their proxies. Clients may obtain information about how we voted proxies on their behalf by contacting their Advisor. Alternatively, clients may make a written request to the Chief Compliance Officer.

6.	RECORDKEEPING
All of the records referenced below will be kept in an easily accessible place for at least the length of time required by local regulation and custom, and, if such local regulation requires that records are kept for less than five years from the end of the fiscal year during which the last entry was made on such record, we will follow the US rule of five years. We maintain the vast majority of these records electronically. We will keep paper records, if any, in one of our offices for at least two years.

6.1	PROXY VOTING POLICY
The Proxy Voting Policy shall be maintained in the Legal and Compliance Department and posted on our company intranet and the AB website (https://www.abglobal.com).

6.2	PROXY STATEMENTS RECEIVED REGARDING CLIENT SECURITIES
For US Securities5, AB relies on the SEC to maintain copies of each proxy statement we receive regarding client securities. For Non-US Securities, we rely on ISS, our proxy voting agent, to retain such proxy statements.

6.3	RECORDS OF VOTES CAST ON BEHALF OF CLIENTS
Records of votes cast by AB are retained electronically by our proxy voting agent, ISS.

6.4	RECORDS OF CLIENTS REQUESTS FOR PROXY VOTING INFORMATION
Copies of written requests from clients for information on how AB voted their proxies shall be maintained by the Legal and Compliance Department. Responses to written and oral requests for information on how we voted clients’ proxies will be kept in the Client Group.

6.5	DOCUMENTS PREPARED BY AB THAT ARE MATERIAL TO VOTING DECISIONS
The Proxy Committee is responsible for maintaining documents prepared by the Committee or any AB employee that were material to a voting decision. Therefore, where an investment professional’s opinion is essential to the voting decision, the recommendation from investment professionals must be made in writing to the Proxy Manager.

7.	PROXY VOTING PROCEDURES
7.1	VOTE ADMINISTRATION
In an effort to increase the efficiency of voting proxies, AB uses ISS to act as its voting agent for our clients’ holdings globally.

Issuers initially send proxy information to the custodians of our client accounts. We instruct these custodian banks to direct proxy related materials to ISS’s offices. ISS provides us with research related to each resolution. A Proxy Manager reviews the ballots via ISS’s web platform, ProxyExchange. Using ProxyExchange, the Proxy Manager submits our voting decision. ISS then returns the proxy ballot forms to the designated returnee for tabulation. Clients may request that, when voting their proxies, we utilize an ISS recommendation or ISS’s Taft-Hartley Voting Policy.

If necessary, any paper ballots we receive will be voted online using ProxyVote or via mail or fax.

5 US securities are defined as securities of issuers required to make reports pursuant to §12 of the Securities Exchange Act of 1934, as amended. Non-US securities are defined as all other securities.

PROXY POLICY	21

7.2	SHARE BLOCKING
Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. We may determine that the value of exercising the vote is outweighed by the detriment of not being able to sell the shares during this period. In cases where we want to retain the ability to trade shares, we may abstain from voting those shares.

We seek to vote all proxies for securities held in client accounts for which we have proxy voting authority. However, in some markets administrative issues beyond our control may sometimes prevent us from voting such proxies. For example, we may receive meeting notices after the cut-off date for voting or without enough time to fully consider the proxy. Similarly, proxy materials for some issuers may not contain disclosure sufficient to arrive at a voting decision, in which cases we may abstain from voting. Some markets outside the US require periodic renewals of powers of attorney that local agents must have from our clients prior to implementing our voting instructions.

7.3	LOANED SECURITIES
Many of our clients have entered into securities lending arrangements with agent lenders to generate additional revenue. We will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients or custodians recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

PROXY POLICY	22

EXHIBIT

PROXY COMMITTEE MEMBERS
The members of the Proxy Committee establish general proxy policies for AB and consider specific proxy voting matters as necessary. Members include senior investment personnel and representatives of the Legal and Compliance Department and the Operations Department. The Proxy Committee is chaired by Linda Giuliano, Senior Vice President, Chief Administrative Officer-Equities, and Head of Responsible Investment. If you have questions or desire additional information about this Policy, please contact the Proxy Team at: ProxyTeam@ABGlobal.com.

PROXY COMMITTEE
+	Vincent DuPont, SVP—Equities
+	Linda Giuliano, SVP—Equities
+	Saskia Kort-Chick, VP—Equities
+	David Lesser, VP—Legal
+	James MacGregor, SVP—Equities
+	Mark Manley, SVP—Legal
+	Ryan Oden, AO—Equities
+	Anthony Rizzi, VP—Operations

PROXY POLICY	23

EXHIBIT

PROXY VOTING GUIDELINE SUMMARY

Shareholder Proposal		For	Against	Case-by- Case

Board and Director Proposals
+	Board Diversity			+
+	Establish New Board Committees and Elect Board Members with Specific Expertise			+
	Changes in Board Structure and Amending the Articles of Incorporation	+
	Classified Boards		+
	Director Liability and Indemnification			+
+	Disclose CEO Succession Plan	+
	Election of Directors	+
	Controlled Company Exemption			+
	Voting for Director Nominees in a Contested Election			+
+	Independent Lead Director	+
+	Limit Term of Directorship			+
+	Majority of Independent Directors	+
+	Majority of Independent Directors on Key Committees	+
+	Majority Votes for Directors	+
+	Removal of Directors Without Cause	+
+	Require Independent Board Chairman			+
+	Require Two Candidates for Each Board Seat		+
Compensation Proposals
+	Elimination of Single Trigger Change-in-Control Agreements	+
+	Pro Rata Vesting of Equity Compensation Awards-Change of Control			+
+	Adopt Policies to Prohibit any Death Benefits to Senior Executives		+
+	Advisory Vote to Ratify Directors’ Compensation	+
+	Amend Executive Compensation Plan Tied to Performance (Bonus Banking)		+
	Approve Remuneration for Directors and Auditors			+
	Approve Remuneration Reports			+
	Approve Retirement Bonuses for Directors (Japan and South Korea)			+
	Approve Special Payments to Continuing Directors and Auditors (Japan)			+
+	Disclose Executive and Director Pay			+
+	Exclude Pension Income from Performance-Based Compensation	+
	Executive and Employee Compensation Plans			+
+	Limit Dividend Payments to Executives		+
+	Limit Executive Pay			+

PROXY POLICY	24

EXHIBIT

Shareholder Proposal	For	Against	Case-by- Case
+	Mandatory Holding Periods		+
+	Performance-Based Stock Option Plans			+
+	Prohibit Relocation Benefits to Senior Executives		+
+	Recovery of Performance-Based Compensation	+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote		+
+	Submit Golden Parachutes/Severance Plans to a Shareholder Vote prior to their being Negotiated by Management			+
+	Submit Survivor Benefit Compensation Plans to a Shareholder Vote	+
Capital Changes and Anti-Take Over Proposals
+	Amend Exclusive Forum Bylaw		+
	Amend Net Operating Loss (“NOL”) Rights Plans	+
	Authorize Share Repurchase	+
	Blank Check Preferred Stock		+
	Corporate Restructurings, Merger Proposals and Spin-Offs			+
	Elimination of Preemptive Rights			+
+	Expensing Stock Options	+
	Fair Price Provisions			+
	Increase Authorized Common Stock			+
	Issuance of Equity without Preemptive Rights	+
	Issuance of Stock with Unequal Voting Rights			+
	Net Long Position Requirement	+
	Reincorporation			+
+	Reincorporation to Another jurisdiction to Permit Majority Voting or Other Changes in Corporate Governance			+
	Stock Splits	+
+	Submit Company’s Shareholder Rights Plan to a Shareholder Vote	+
	Transferrable Stock Options			+
Auditor Proposals
	Appointment of Auditors	+
	Approval of Financial Statements	+
	Approval of Internal Statutory Auditors	+
+	Limit Compensation Consultant Services		+
	Limitation of Liability of External Statutory Auditors (Japan)			+
+	Separating Auditors and Consultants			+
Shareholder Access & Voting Proposals
+	A Shareholder’s Right to Call Special Meetings	+
+	Adopt Cumulative Voting			+
+	Adopt Cumulative Voting in Dual Shareholder Class Structures	+

PROXY POLICY	25

EXHIBIT

Shareholder Proposal	For	Against	Case-by- Case
+	Early Disclosure of Voting Results		+
+	Implement Confidential Voting	+
	Limiting a Shareholder’s Right to Call Special Meetings		+
+	Permit a Shareholder’s Right to Act by Written Consent	+
+	Proxy Access for Annual Meetings	+
	Reduce Meeting Notification from 21 Days to 14 Days (UK)	+
+	Rotation of Locale for Annual Meeting		+
+	Shareholder Proponent Engagement Process	+
	Supermajority Vote Requirements		+
Environmental & Social, Disclosure Proposals
+	Animal Welfare			+
+	Climate Change			+
+	Carbon Accounting	+
+	Carbon Risk	+
+	Charitable Contributions			+
+	Environmental Proposals			+
+	Genetically Altered or Engineered Food and Pesticides			+
+	Health Proposals			+
+	End Production of Tobacco Products		+
+	Spin-Off Tobacco-Related Business			+
+	Pharmaceutical Pricing (US)			+
+	Human Rights Policies and Reports			+
+	Include Sustainability as a Performance Measure (SHP)			+
+	Lobbying and Political Spending	+
+	Other Business		+
+	Reimbursement of Shareholder Expenses		+
+	Sustainability Report			+
+	Work Place: Diversity	+
+	Work Place: Pay Disparity			+

PROXY POLICY	26

EXHIBIT

PROXY VOTING CONFLICT OF INTEREST FORM

Name of Security	Date of Shareholder Meeting

Short Description of the conflict (client, mutual fund distributor, etc.):

1.	Is our proposed vote on all issues consistent with our stated proxy voting policy?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

2.	Is our proposed vote contrary to our client’s position?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

3.	Is our proposed vote consistent with the views of Institutional Shareholder Services?	☐ Yes ☐ No
If yes, stop here and sign below as no further review is necessary.

Please attach a memo containing the following information and documentation supporting the proxy voting decision:

+	A list of the issue(s) where our proposed vote is contrary to our stated policy (director election, cumulative voting, compensation)
+	A description of any substantive contact with any interested outside party and a proxy voting committee or an AB investment professional that was material to our voting decision. Please include date, attendees, titles, organization they represent and topics discussed. If there was no such contact, please note as such.
+	If the Independent Compliance Officer has NOT determined that the proposed vote is reasonable, please explain and indicate what action has been, or will be taken.

Independent Compliance Officer Approval (if necessary. Email approval is acceptable.):	Prepared by:

I hereby confirm that the proxy voting decision referenced on this form is reasonable.

Print Name:
Phillip Kirstein	Date:
Date:

Please return this completed form and all supporting documentation to the Conflicts Officer in the Legal and Compliance Department and keep a copy for your records.

PROXY POLICY	27

EXHIBIT

STATEMENT OF POLICY REGARDING RESPONSIBLE INVESTMENT
PRINCIPLES FOR RESPONSIBLE INVESTMENT, ESG AND SOCIALLY RESPONSIBLE INVESTMENT
1.       Introduction
AllianceBernstein L.P. (“AB” or “we”) is appointed by our clients as an investment manager with a fiduciary responsibility to help them achieve their investment objectives over the long term. Generally, our clients’ objective is to maximize the financial return of their portfolios within appropriate risk parameters. AB has long recognized that environmental, social and governance (“ESG”) issues can impact the performance of investment portfolios. Accordingly, we have sought to integrate ESG factors into our investment process to the extent that the integration of such factors is consistent with our fiduciary duty to help our clients achieve their investment objectives and protect their economic interests.

Our policy draws a distinction between how the Principles for Responsible Investment (“PRI” or “Principles”), and Socially Responsible Investing (“SRI”) incorporate ESG factors. PRI is based on the premise that, because ESG issues can affect investment performance, appropriate consideration of ESG issues and engagement regarding them is firmly within the bounds of a mainstream investment manager’s fiduciary duties to its clients. Furthermore, PRI is intended to be applied only in ways that are consistent with those mainstream fiduciary duties.

SRI, which refers to a spectrum of investment strategies that seek to integrate ethical, moral, sustainability and other non-financial factors into the investment process, generally involves exclusion and/or divestment, as well as investment guidelines that restrict investments. AB may accept such guideline restrictions upon client request.

2.       Approach to ESG
Our long-standing policy has been to include ESG factors in our extensive fundamental research and consider them carefully when we believe they are material to our forecasts and investment decisions. If we determine that these aspects of an issuer’s past, current or anticipated behavior are material to its future expected returns, we address these concerns in our forecasts, research reviews, investment decisions and engagement. In addition, we have well-developed proxy voting policies that incorporate ESG issues and engagement.

3.       Commitment to the PRI
In recent years, we have gained greater clarity on how the PRI initiative, based on information from PRI Advisory Council members and from other signatories, provides a framework for incorporating ESG factors into investment research and decision-making. Furthermore, our industry has become, over time, more aware of the importance of ESG factors. We acknowledge these developments and seek to refine what has been our process in this area.

After careful consideration, we determined that becoming a PRI signatory would enhance our current ESG practices and align with our fiduciary duties to our clients as a mainstream investment manager. Accordingly, we became a signatory, effective November 1, 2011.

In signing the PRI, AB as an investment manager publicly commits to adopt and implement all six Principles, where consistent with our fiduciary responsibilities, and to make progress over time on implementation of the Principles.

The six Principles are:

1.        We will incorporate ESG issues into investment research and decision-making processes.

AB Examples: ESG issues are included in the research analysis process. In some cases, external service providers of ESG-related tools are utilized; we have conducted proxy voting training and will have continued and expanded training for investment professionals to incorporate ESG issues into investment analysis and decision-making processes across our firm.

2.         We will be active owners and incorporate ESG issues into our ownership policies and practices.

AB Examples: We are active owners through our proxy voting process (for additional information, please refer to our Statement of Policies and Procedures for Proxy Voting Manual); we engage issuers on ESG matters in our investment research process (we define “engagement” as discussions with management about ESG issues when they are, or we believe they are reasonably likely to become, material).

PROXY POLICY	28

EXHIBIT

3.         We will seek appropriate disclosure on ESG issues by the entities in which we invest.

AB Examples: Generally, we support transparency regarding ESG issues when we conclude the disclosure is reasonable. Similarly, in proxy voting, we will support shareholder initiatives and resolutions promoting ESG disclosure when we conclude the disclosure is reasonable.

4.         We will promote acceptance and implementation of the Principles within the investment industry.

AB Examples: By signing the PRI, we have taken an important first step in promoting acceptance and implementation of the six Principles within our industry.

5.         We will work together to enhance our effectiveness in implementing the Principles.

AB Examples: We will engage with clients and participate in forums with other PRI signatories to better understand how the PRI are applied in our respective businesses. As a PRI signatory, we have access to information, tools and other signatories to help ensure that we are effective in our endeavors to implement the PRI.

6.         We will report on our activities and progress towards implementing the Principles.

AB Examples: We will respond to the 2012 PRI questionnaire and disclose PRI scores from the questionnaire in response to inquiries from clients and in requests for proposals; we will provide examples as requested concerning active ownership activities (voting, engagement or policy dialogue).

4.         RI Committee

Our firm’s RI Committee provides AB stakeholders, including employees, clients, prospects, consultants and service providers alike, with a resource within our firm on which they can rely for information regarding our approach to ESG issues and how those issues are incorporated in different ways by the PRI and SRI. Additionally, the RI Committee is responsible for assisting AB personnel to further implement our firm’s RI policies and practices, and, over time, to make progress on implementing all six Principles.

The RI Committee has a diverse membership, including senior representatives from investments, distribution/sales and legal. The Committee is chaired by Linda Giuliano, Senior Vice President and Chief Administrative Officer-Equities.

If you have questions or desire additional information about this Policy, we encourage you to contact the RI Committee at RIinquiries@alliancebernstein.com.

PROXY POLICY	29

AQR CAPITAL MANAGEMENT, LLC (“AQR”)

PROXY POLICY

1.	General

Investment Advisers Act of 1940 Rule 206(4)-6 imposes a number of requirements on investment advisers that have voting authority with respect to securities held in their clients’ accounts. The SEC states that the duty of care requires an adviser with proxy voting authority to monitor corporate actions and to vote the proxies. To satisfy its duty of loyalty, an adviser must cast the proxy votes in a manner consistent with the best interests of its clients, and must never put the adviser’s own interests above those of its clients.

These written policies and procedures are designed to reasonably ensure that AQR votes proxies in the best interest of clients over whom AQR has voting authority; and describes how AQR addresses material conflicts between its interests and those of its clients with respect to proxy voting.

2.	Proxy Guidelines

Generally, AQR will vote based upon the recommendations of ISS Governance Services (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. Appendix 1 of this policy contains a summary of the Proxy Voting Guidelines employed by ISS and adopted by AQR for voting proxies. Although ISS’ analyses are reviewed and considered in making a final voting decision, AQR will make the ultimate decision. As a matter of policy, the employees, officers, or principals of AQR will not be influenced by outside sources whose interests conflict with the interests of its Clients.

In addition, unless prior approval is obtained from AQR’s CCO the following must be adhered to:

(a)	AQR shall not engage in conduct that involves an attempt to change or influence the control of a public company. In addition, all communications regarding proxy issues or corporate actions between companies or their agents, or with fellow shareholders shall be for the sole purpose of expressing and discussing AQR’s concerns for its advisory clients’ interests and not for an attempt to influence or control management.

(b)	AQR will not announce its voting intentions and the reasons therefore.

Date Modified: 1/16/2015	1	CONFIDENTIAL

(c)	AQR shall not participate in a proxy solicitation or otherwise seek proxy-voting authority from any other public company shareholder.

AQR has the responsibility to process proxies and maintain proxy records pursuant to SEC rules and regulations. Therefore, AQR will attempt to process every vote it receives for all domestic and foreign proxies. However, there may be situations in which AQR cannot vote proxies. For example:

•	If the cost of voting a proxy outweighs the benefit of voting, AQR may refrain from processing that vote.

•	AQR may not be given enough time to process the vote. For example ISS through no fault of its own, may receive a meeting notice from the company too late, or may be unable to obtain a timely translation of the agenda.

•	If AQR has outstanding sell orders or intends to sell, the proxies for those meetings may not be voted in order to facilitate the sale of those securities. Although AQR may hold shares on a company’s record date, should it sell them prior to the company’s meeting date, AQR ultimately may decide not to vote those shares.

•	AQR will generally refrain from voting proxies on foreign securities that are subject to share blocking restrictions.

AQR may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. AQR may also enter an “abstain” vote on the election of certain directors from time to time based on individual situations, particularly where AQR is not in favor of electing a director and there is no provision for voting against such director.

If an AQR portfolio manager determines that the interests of clients are best served by voting differently from the ISS recommended vote, approval must be obtained from the CCO or designee. AQR will adhere to the Conflict of Interest (below) section of this policy in all instances where the recommended vote is not taken.

AQR will periodically review the outside party’s voting standards and guidelines to make certain that proxy issues are voted in accordance with the adopted proxy voting guidelines and the avoidance of conflicts of interest.

3.	Proxy Procedures

AQR has engaged ISS to assist in the administrative aspects for the voting of proxies. ISS is responsible for coordinating with Clients’ custodians to ensure that all proxy materials received by the custodians relating to the Clients’ portfolio securities are processed in a timely fashion. To the extent

Date Modified: 1/16/2015	2	CONFIDENTIAL

applicable, ISS votes all proxies in accordance with its own proxy voting guidelines (please see Proxy Guidelines above), which have been reviewed and adopted by AQR. The CCO shall supervise the proxy voting process.

Upon request, AQR will furnish a copy of the policies and procedures to the requesting client and information on how the client’s proxies were voted.

4.	Conflicts of Interest

Occasions may arise where a person or organization involved in the proxy voting process may have a conflict of interest. A conflict of interest may exist, for example, if AQR has a business relationship with (or is actively soliciting business from) either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Any individual with knowledge of a personal conflict of interest (e.g., familial relationship with company management) relating to a particular referral item shall disclose that conflict to the CCO and otherwise remove him or herself from the proxy voting process. The CCO will review each item referred to by AQR’s investment professionals to determine if a conflict of interest exists and will draft a Conflicts Report for each referral item that (1) describes any conflict of interest; (2) discusses the procedures used to address such conflict of interest; and (3) discloses any contacts from parties outside AQR (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation. The Conflicts Report will also include written confirmation that any recommendation from an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

Date Modified: 1/16/2015	3	CONFIDENTIAL

Appendix 1

PROXY VOTING GUIDELINES

Date Modified: 1/16/2015	4	CONFIDENTIAL

BLACKROCK®

Proxy voting guidelines for U.S. securities

February 2015

Proxy voting guidelines for U.S. securities

1	2015 Proxy voting guidelines for U.S. securities

Proxy voting guidelines for U.S. securities

These guidelines should be read in conjunction with BlackRock’s Global Corporate Governance and Engagement Principles, which are available on-line at www.blackrock.com

Introduction

BlackRock, Inc. and its subsidiaries (collectively, “BlackRock”) seek to make proxy voting decisions in the manner most likely to protect and promote the economic value of the securities held in client accounts.  The following issue-specific proxy voting guidelines (the “Guidelines”) are intended to summarize BlackRock’s general philosophy on corporate governance matters and approach to issues that may commonly arise in the proxy voting context for U.S. securities.  These Guidelines are not intended to limit the analysis of individual issues at specific companies and are not intended to provide a guide to how BlackRock will vote in every instance.  Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots as well as our expectations of boards of directors.  They are applied with discretion, taking into consideration the range of issues and facts specific to the company and the individual ballot item.

Voting guidelines

These guidelines are divided into six key themes which group together the issues that frequently appear on the agenda of annual and extraordinary meetings of shareholders.

The six key themes are:

►	Boards and directors

►	Auditors and audit-related issues

►	Capital structure, mergers, asset sales and other special transactions

►	Remuneration and benefits

►	Social, ethical and environmental issues

►	General corporate governance matters

Boards and directors

Director elections

BlackRock generally supports board nominees in most uncontested elections.  BlackRock may withhold votes from certain directors on the board or members of particular board committees (or prior members, as the case may be) in certain situations, including, but not limited to:

►	The independent chair or lead independent director and members of the governance committee, where a board fails to implement shareholder proposals that receive a majority of votes cast at a prior shareholder meeting, and the proposals, in our view, have a direct and substantial impact on shareholders’ fundamental rights or long-term economic interests.

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►	The independent chair or lead independent director and members of the governance committee, where a board implements or renews a poison pill without seeking shareholder approval beforehand or within a reasonable period of time after implementation.

►	The independent chair or lead independent director and members of the governance committee, where a board amends the charter/articles/by-laws such that the effect may be to entrench directors or to significantly reduce shareholder rights. In such cases, in determining whether to withhold support from directors, we will consider in part the company’s publicly stated rationale for the changes and whether the board has determined to seek shareholder approval beforehand or within a reasonable period of time after implementation.

►	The independent chair or lead independent director, members of the nominating committee, and/or the longest tenured director(s), where we observe a lack of board responsiveness to shareholders on board composition concerns, evidence of board entrenchment, insufficient attention to board diversity, and/or failure to promote adequate board succession planning over time in line with the company’s stated strategic direction.

►	An insider or affiliated outsider who sits on the board’s audit, compensation, nominating or governance committees (the “key committees”), which we believe generally should be entirely independent. However, BlackRock will examine a board’s complete profile when questions of independence arise prior to casting a withhold vote for any director. For controlled companies, as defined by the U.S. stock exchanges, we will only vote against insiders or affiliates who sit on the audit committee, but not other key committees.

►	Members of the audit committee during a period when the board failed to facilitate quality, independent auditing, for example, if substantial accounting irregularities suggest insufficient oversight by that committee.

►	Members of the audit committee during a period in which we believe the company has aggressively accounted for its equity compensation plans.

►	Members of the compensation committee during a period in which executive compensation appears excessive relative to performance and peers, and where we believe the compensation committee has not already substantially addressed this issue.

►	Members of the compensation committee where the company has repriced options without contemporaneous shareholder approval.

►	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where board member(s) at the most recent election of directors have received withhold votes from more than 30% of shares voting and the board has not taken appropriate action to respond to shareholder concerns. This may not apply in cases where BlackRock did not support the initial withhold vote.

►	The chair of the nominating committee, or where no chair exists, the nominating committee member with the longest tenure, where the board is not composed of a majority of independent directors. However, this would not apply in the case of a controlled company.

►	Where BlackRock obtains evidence that casts significant doubt on a director’s qualifications or ability to represent shareholders.

►	Where it appears the director has acted (at the company or at other companies) in a manner that compromises his or her reliability in representing the best long-term economic interests of shareholders.

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►	Where a director has a pattern of poor attendance at combined board and applicable key committee meetings. Excluding exigent circumstances, BlackRock generally considers attendance at less than 75% of the combined board and applicable key committee meetings by a board member to be poor attendance.

►	Where a director has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director will be able to commit sufficient focus and time to a particular company (commonly referred to as “over-boarding”). While each situation will be reviewed on a case-by-case basis, BlackRock is most likely to withhold votes for over-boarding where a director is: 1) serving on more than four public company boards; or 2) is a chief executive officer at a public company and is serving on more than two public company boards in addition to the board of the company where they serve as chief executive officer.

If a board maintains a classified structure, it is possible that the director(s) with whom we have a particular concern may not be subject to election in the year that the concern arises.  In such situations, if we have a concern regarding a committee or committee chair, we generally register our concern by withholding votes from all members of the relevant committee who are subject to election that year.

Director independence

We expect that a board should be majority independent.  We believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.  Common impediments to independence in the U.S. may include, but are not limited to:

►	Employment by the company or a subsidiary as a senior executive within the previous five years

►	Status as a founder of the company

►	Substantial business or personal relationships with the company or the company’s senior executives

►	Family relationships with senior executives or founders of the company

►	An equity ownership in the company in excess of 20%

Board composition and effectiveness

We encourage boards to routinely refresh their membership to ensure the relevance of the skills, experience and attributes of each director to the work of the board.  To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members.  BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group’s thinking and to ensure both continuity and adequate succession planning.   We believe that the nominating committee of the board has the ability to implement such refreshment.  In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors.  We encourage boards to disclose their views on: the mix of competencies, experience and other qualities required to effectively oversee and guide management; the process by which candidates are identified and selected, including whether professional firms or other sources outside of incumbent directors’ networks have been engaged to identify and/or assess candidates; the process by which boards evaluate themselves and any significant outcomes of the evaluation process, without divulging inappropriate and/or sensitive details; the consideration given towards board diversity, including, but not limited to, diversity of gender, race, age, experience, and skills; and other factors taken into account in the nomination process.

While we support regular board refreshment, we are not opposed in principle to long-tenured directors nor do we believe that long board tenure is necessarily an impediment to director independence.  We believe that a variety of director tenures within the boardroom can be beneficial to ensure board quality and continuity of experience; our primary concern

4	2015 Proxy voting guidelines for U.S. securities

is that board members are able to contribute effectively as corporate strategy evolves and business conditions change over time, and that all directors, regardless of tenure, demonstrate appropriate responsiveness to shareholders over time. We acknowledge that each director brings their own unique skills and experiences and that no single person can be expected to bring all relevant skill sets to a board; at the same time, we generally do not believe it is necessary or appropriate to have any particular director on the board solely by virtue of a singular background or specific area of expertise.

As a result of the nominating committee’s responsibility for board composition and refreshment over time, we typically oppose shareholder proposals imposing arbitrary limits on the pool of directors from which shareholders can choose their representatives. However, where boards find that age limits or term limits are the most efficient and objective mechanism for ensuring periodic board refreshment, we generally defer to the board’s determination in setting such limits.

Board size

We generally defer to the board in setting the appropriate size.  We believe directors are generally in the best position to assess what size is optimal to ensure a board’s effectiveness.  However, we may oppose boards that appear too small to allow for effective shareholder representation or too large to function efficiently.

CEO and management succession planning

There should be a robust CEO and management succession plan in place at the board level that is reviewed and updated on a regular basis.  We expect succession planning to cover both long-term planning consistent with the strategic direction of the company and identified leadership needs over time as well as short-term planning in the event of an unanticipated executive departure.  We acknowledge that both internal and external management candidates may be considered, as informed by required skill sets and cultural fit considerations and as appropriate to the company’s circumstances.  We encourage the company to explain its executive succession planning process, including where accountability lies within the boardroom for this task, without prematurely divulging sensitive information commonly associated with this exercise.

Classified board of directors/staggered terms

A classified board of directors is one that is divided into classes (generally three), each of which is elected on a staggered schedule (generally for three years).  At each annual meeting, only a single class of directors is subject to reelection (generally one-third of the entire board).

We believe that classification of the board dilutes shareholders’ right to evaluate promptly a board’s performance and limits shareholder selection of their representatives.  By not having the mechanism to immediately address concerns we may have with any specific director, we may be required to register our concerns through our vote on the directors who are subject to election that year (see “Director elections” for additional detail).  Furthermore, where boards are classified, director entrenchment is more likely, because review of board service generally only occurs every three years.  Therefore, we typically vote against classification and for proposals to eliminate board classification.

Contested director elections

Most director elections are not competitive, but shareholders are sometimes presented with competing slates of director candidates.  Generally, such proxy contests are the result of a shareholder (or group of shareholders) seeking to change the company’s strategy or address failures in the board’s oversight of management.  The details of proxy contests are assessed on a case-by-case basis.  We evaluate a number of factors, which may include, but are not limited to: the qualifications of the dissident and management candidates; the validity of the concerns identified by the dissident; the viability of both the dissident’s and management’s plans; the likelihood that the dissident’s solutions will produce the desired change; and whether the dissidents represent the best option for enhancing long-term shareholder value.

5	2015 Proxy voting guidelines for U.S. securities

Cumulative voting for directors

Cumulative voting allocates one vote for each share of stock held, times the number of directors subject to election.  A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates.  By making it possible to use their cumulated votes to elect at least one board member, cumulative voting is typically a mechanism through which minority shareholders attempt to secure board representation.

We typically oppose proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.  We may support cumulative voting proposals at companies where the board is not majority independent.  We may support cumulative voting at companies that have a controlling shareholder.  A cumulative voting structure is not consistent with a majority voting requirement, as it may interfere with the capacity of director candidates to achieve the required level of support.  We may not support a cumulative voting proposal at a company that has adopted a majority voting standard.

Director compensation and equity programs

We believe that compensation for independent directors should be structured to align the interests of the directors with those of shareholders, whom the directors have been elected to represent.  We believe that independent director compensation packages based on the company’s long-term performance and that include some form of long-term equity compensation are more likely to meet this goal; therefore, we typically support proposals to provide such compensation packages.  However, we will generally oppose shareholder proposals requiring directors to own a minimum amount of company stock, as we believe that companies should maintain flexibility in administering compensation and equity programs for independent directors, given each company’s and director’s unique circumstances.  As discussed in further detail under the heading “Equity compensation plans” below, we believe that companies should prohibit directors from engaging in transactions with respect to their long-term compensation that might disrupt the intended economic alignment between equity plan beneficiaries and shareholders.

Indemnification of directors and officers

We generally support reasonable but balanced protection of directors and officers.  We believe that failure to provide protection to directors and officers might severely limit a company’s ability to attract and retain competent leadership.  We generally support proposals to provide indemnification that is limited to coverage of legal expenses.  However, we may oppose proposals that provide indemnity for: breaches of the duty of loyalty; transactions from which a director derives an improper personal benefit; and actions or omissions not in good faith or those that involve intentional misconduct.

Majority vote requirements

BlackRock generally supports proposals seeking to require director election by majority vote.  Majority voting standards assist in ensuring that directors who are not broadly supported by shareholders are not elected to serve as their representatives.  We note that majority voting is not appropriate in all circumstances, for example, in the context of a contested election.  We also recognize that some companies with a plurality voting standard have adopted a resignation policy for directors who do not receive support from at least a majority of votes cast.  Where we believe that the company already has a sufficiently robust majority voting process in place, we may not support a shareholder proposal seeking an alternative mechanism.

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Risk oversight

Companies should have an established process for identifying, monitoring and managing key risks, and independent directors should have ready access to relevant management information and outside advice, as appropriate, to ensure they can properly oversee risk management.  We encourage companies to provide transparency as to the optimal risk levels, how risk is measured and how risks are reported to the board.  We are particularly interested to understand how risk oversight processes evolve in response to changes in corporate strategy and/or shifts in the business and related risk environment.  Boards should clearly explain their approach to risk oversight, including where accountability lies within the boardroom for this activity, especially where there are multiple individuals or board committees tasked with oversight of various risks.

Separation of chairman and CEO positions

We believe that independent leadership is important in the board room.  In the U.S. there are two commonly accepted structures for independent board leadership:  1) an independent chairman; or 2) a lead independent director.  We assess the experience and governance track record of the independent chairman or lead independent director to understand capability and suitability to effectively and constructively lead a board.  Our expectations of an individual in this role include, but are not limited to: being available to serve as an advisor to the CEO; contributing to the oversight of CEO and management succession planning; and being available to meet with shareholders when they have highly sensitive concerns about management or corporate governance issues.  We generally consider the designation of a lead independent director as an acceptable alternative to an independent chair if the lead independent director has a term of at least one year and has powers to:  1) provide formal input into board meeting agendas; 2) call meetings of the independent directors; and 3) preside at meetings of independent directors.  Where a company does not have a lead independent director that meets these criteria, we generally support the separation of chairman and CEO.

Shareholder access to the proxy

We believe that long-term shareholders should have the opportunity, when necessary and under reasonable conditions, to nominate individuals to stand for election to the boards of the companies they own and to have those nominees included on the company’s proxy card.  This right is commonly referred to as “proxy access”.  In our view, securing a right of shareholders to nominate directors without engaging in a control contest can enhance shareholders’ ability to participate meaningfully in the director election process, stimulate board attention to shareholder interests, and provide shareholders an effective means of directing that attention where it is lacking.  Given the complexity of structuring an appropriate proxy access mechanism and the brevity required of shareholder proposals, we generally expect that a shareholder proposal to adopt proxy access will describe general parameters for the mechanism, while providing the board with flexibility to design a process that is appropriate in light of the company’s specific circumstances.  Proxy access mechanisms should provide shareholders with a reasonable opportunity to use this right without stipulating overly restrictive or onerous parameters for use, and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company, or investors seeking to take control of the board.  We will review proposals regarding the adoption of proxy access on a case-by-case basis.

Auditors and audit-related issues

BlackRock recognizes the critical importance of financial statements that provide a complete and accurate portrayal of a company’s financial condition.  Consistent with our approach to voting on boards of directors, we seek to hold the audit committee of the board responsible for overseeing the management of the audit function at a company, and may withhold votes from the audit committee’s members where the board has failed to facilitate quality, independent auditing.  We look to the audit committee report for insight into the scope of the audit committee’s responsibilities, including an overview of audit committee processes, issues on the audit committee’s agenda and key decisions taken by the audit committee.  We

7	2015 Proxy voting guidelines for U.S. securities

take particular note of cases involving significant financial restatements or material weakness disclosures, and we expect timely disclosure and remediation of accounting irregularities.

The integrity of financial statements depends on the auditor effectively fulfilling its role.  To that end, we favor an independent auditor.  In addition, to the extent that an auditor fails to reasonably identify and address issues that eventually lead to a significant financial restatement, or the audit firm has violated standards of practice that protect the interests of shareholders, we may also vote against ratification.

From time to time, shareholder proposals may be presented to promote auditor independence or the rotation of audit firms.  We may support these proposals when they are consistent with our views as described above.

Capital structure proposals

Blank check preferred

We frequently oppose proposals requesting authorization of a class of preferred stock with unspecified voting, conversion, dividend distribution and other rights (“blank check” preferred stock) because they may serve as a transfer of authority from shareholders to the board and a possible entrenchment device.  We generally view the board’s discretion to establish voting rights on a when-issued basis as a potential anti-takeover device, as it affords the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without a shareholder vote.  Nonetheless, where the company appears to have a legitimate financing motive for requesting blank check authority, has committed publicly that blank check preferred shares will not be used for anti-takeover purposes, has a history of using blank check preferred stock for financings, or has blank check preferred stock previously outstanding such that an increase would not necessarily provide further anti-takeover protection but may provide greater financing flexibility, we may support the proposal.

Equal voting rights

BlackRock supports the concept of equal voting rights for all shareholders.  Some management proposals request authorization to allow a class of common stock to have superior voting rights over the existing common or to allow a class of common to elect a majority of the board.  We oppose such differential voting power as it may have the effect of denying shareholders the opportunity to vote on matters of critical economic importance to them.

When a management or shareholder proposal requests to eliminate an existing dual-class voting structure, we seek to determine whether the cost of restructuring will have a clear economic benefit to our clients’ portfolio(s).  We evaluate these proposals on a case-by-case basis, and we consider the level and nature of control associated with the dual-class voting structure as well as the company’s history of responsiveness to shareholders in determining whether support of such a measure is appropriate.

Increase in authorized common shares

BlackRock considers industry specific norms in our analysis of these proposals, as well as a company’s history with respect to the use of its common shares.  Generally, we are predisposed to support a company if the board believes additional common shares are necessary to carry out the firm’s business.  The most substantial concern we might have with an increase is the possibility of use of common shares to fund a poison pill plan that is not in the economic interests of shareholders.

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Increase or issuance of preferred stock

These proposals generally request either authorization of a class of preferred stock or an increase in previously authorized preferred stock.  Preferred stock may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings on terms not necessarily available via other means of financing.  We generally support these proposals in cases where the company specifies the voting, dividend, conversion and other rights of such stock where the terms of the preferred stock appear reasonable.

Stock splits and reverse stock splits

We generally support stock splits that are not likely to negatively affect the ability to trade shares or the economic value of a share.  We generally support reverse splits that are designed to avoid delisting or to facilitate trading in the stock, where the reverse split will not have a negative impact on share value (e.g. one class is reduced while others remain at pre-split levels).  In the event of a proposal to reverse split that would not also proportionately reduce the company’s authorized stock, we apply the same analysis we would use for a proposal to increase authorized stock.

Mergers, asset sales, and other special transactions

In reviewing merger and asset sale proposals, BlackRock’s primary concern is the best long-term economic interests of shareholders.  While these proposals vary widely in scope and substance, we closely examine certain salient features in our analyses.  The varied nature of these proposals ensures that the following list will be incomplete.  However, the key factors that we typically evaluate in considering these proposals include:

►	For mergers and asset sales, we assess the degree to which the proposed transaction represents a premium to the company’s trading price. In order to filter out the effects of pre-merger news leaks on the parties’ share prices, we consider a share price from multiple time periods prior to the date of the merger announcement. In most cases, business combinations should provide a premium. We may consider comparable transaction analyses provided by the parties’ financial advisors and our own valuation assessments. For companies facing insolvency or bankruptcy, a premium may not apply.

►	There should be a favorable business reason for the combination.

►	Unanimous board approval and arm’s-length negotiations are preferred. We will consider whether the transaction involves a dissenting board or does not appear to be the result of an arm’s-length bidding process. We may also consider whether executive and/or board members’ financial interests in a given transaction appear likely to affect their ability to place shareholders’ interests before their own.

►	We prefer transaction proposals that include the fairness opinion of a reputable financial advisor assessing the value of the transaction to shareholders in comparison to recent similar transactions.

Poison pill plans

Also known as Shareholder Rights Plans, these plans generally involve issuance of call options to purchase securities in a target firm on favorable terms.  The options are exercisable only under certain circumstances, usually accumulation of a specified percentage of shares in a relevant company or launch of a hostile tender offer.  These plans are often adopted by the board without being subject to shareholder vote.

Poison pill proposals generally appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. This vote is typically advisory and therefore non-binding.  We generally vote in favor of shareholder proposals to rescind poison pills.

9	2015 Proxy voting guidelines for U.S. securities

Where a poison pill is put to a shareholder vote, our policy is to examine these plans individually.  Although we oppose most plans, we may support plans that include a reasonable ‘qualifying offer clause.’  Such clauses typically require shareholder ratification of the pill, and stipulate a sunset provision whereby the pill expires unless it is renewed.  These clauses also tend to specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces either a special meeting at which the offer is put to a shareholder vote, or the board to seek the written consent of shareholders where shareholders could rescind the pill in their discretion.  We may also support a pill where it is the only effective method for protecting tax or other economic benefits that may be associated with limiting the ownership changes of individual shareholders.

Reimbursement of expenses for successful shareholder campaigns

Proxy contests and other public campaigns can be valuable mechanisms for holding boards of underperforming companies accountable to their shareholders.  However, these campaigns can also lead to unwarranted cost and distraction for boards and management teams, and may be imposed by investors whose interests are not aligned with other investors.  Therefore, we generally do not support proposals seeking the reimbursement of proxy contest expenses, even in situations where we support the shareholder campaign, as we believe that introducing the possibility of such reimbursement may incentivize disruptive and unnecessary shareholder campaigns.

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Remuneration and benefits

We note that there are both management and shareholder proposals related to executive compensation that appear on corporate ballots.  We generally vote on these proposals as described below, except that we typically oppose shareholder proposals on issues where the company already has a reasonable policy in place that we believe is sufficient to address the issue.  We may also oppose a shareholder proposal regarding executive compensation if the company’s history suggests that the issue raised is not likely to present a problem for that company.

Advisory resolutions on executive compensation (“Say on Pay”)

In cases where there is a Say on Pay vote, BlackRock will respond to the proposal as informed by our evaluation of compensation practices at that particular company, and in a manner that appropriately addresses the specific question posed to shareholders.  We describe herein our beliefs and expectations related to executive compensation practices, our Say on Pay analysis framework, and our typical approach to engagement and voting on Say on Pay.

Beliefs and Expectations Related to Executive Compensation Practices

•	We believe that compensation committees are in the best position to make compensation decisions and should maintain significant flexibility in administering compensation programs, given their knowledge of the strategic plans for the company, the industry in which the company operates, the appropriate performance measures for the company, and other issues internal and/or unique to the company.

•	Companies should explicitly disclose how incentive plans reflect strategy and incorporate long-term shareholder value drivers; this discussion should include the commensurate metrics and timeframes by which shareholders should assess performance.

•	We support incentive plans that foster the sustainable achievement of results. Although we believe that companies should identify those performance measures most directly tied to shareholder value creation, we also believe that emphasis should be on those factors within management’s control to create economic value over the long-term, which should ultimately lead to sustained shareholder returns over the long-term. Similarly, the vesting timeframes associated with incentive plans should facilitate a focus on long-term value creation, as appropriate to that particular company.

•	While we do support the concept of compensation formulas that allow shareholders to clearly understand the rationale for compensation decisions, we do not believe that a solely formulaic approach to executive compensation necessarily drives shareholder value. BlackRock believes that compensation committees should use their discretion in designing incentive plans, establishing pay quanta, and finalizing compensation decisions, and should demonstrate how decisions are aligned with shareholder interests.

•	BlackRock does not discourage compensation structures that differ from market practice. However, where compensation practices differ substantially from market practice, e.g. in the event of unconventional incentive plan design or extraordinary decisions made in the context of transformational corporate events or turnaround situations, we expect clear disclosure explaining how the decisions are in shareholders’ best interests.

•	We understand that compensation committees are undertaking their analysis in the context of a competitive marketplace for executive talent. We acknowledge that the use of peer group evaluation by compensation committees can help ensure competitive pay; however we are concerned about the potential ratchet effect of explicit benchmarking to peers. We therefore believe that companies should use peer groups to maintain an awareness of peer pay levels and practices so that pay is market competitive, while mitigating potential ratcheting of pay that is disconnected from actual performance.

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•	We expect companies to select peers based on objective criteria that are directly relevant to setting competitive compensation; we do not support peer group selection that does not make sense, including, but not limited to, the selection of companies that from a business size, complexity, risk profile, geographical and/or relevance standpoint are not comparable to the company in question.

•	We do not believe that arbitrary limits on potential compensation are necessarily in shareholders’ best interests if those limits have the potential to cap performance. However, we expect compensation committees to ensure that incentive plans do not incentivize excessive risk taking beyond the company’s determined risk appetite and that rewards are commensurate with performance.

•	We do not set forth a preference between cash, restricted stock, performance based equity awards, and stock options, amongst other compensation vehicles. We acknowledge that each may have an appropriate role in recruiting and retaining executives, in incentivizing behavior and performance, and in aligning shareholders’ and executives’ interests. Compensation committees should clearly disclose the rationale behind their selection of pay vehicles and how these fit with intended incentives. We also observe that different types of awards exhibit varying risk profiles, and the risks associated with pay plan design should be in line with the company’s stated strategy and risk appetite.

•	We expect compensation committees to consider and respond to the shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders, as they evaluate compensation plans. At the same time, compensation committees should ultimately be focused on incentivizing long-term shareholder value creation and not necessarily on achieving a certain level of support on Say on Pay at any particular shareholder meeting.

Say on Pay Analysis Framework

•	We analyze the compensation practices in the context of the company’s stated strategy and identified value drivers and seek to understand the link between strategy, value drivers and incentive plan design.

•	We examine both target and realizable compensation in order to understand the compensation committee’s intended outcomes, to judge the appropriateness and rigor of performance measures and hurdles, and to assess the pay plan’s sensitivity to the performance of the company.

•	We review the pay and performance profiles of the company’s disclosed peer companies, as applicable, to identify relative outliers for potential further analysis. We supplement our analysis of the company’s stated peers with an independent review of peer companies as identified by third party vendors and our own analysis; part of this analysis includes an assessment of the relevance of the company’s stated peers and the potential impact the company’s peer selection may have on pay decisions.

•	We conduct our analysis over various time horizons, with an emphasis on a sustained period, generally 3-5 years; however we consider company-specific factors, including the timeframe the company uses for performance evaluation, the nature of the industry, and the typical business cycle, in order to identify an appropriate timeframe for evaluation.

•	We review key changes to pay components from previous years and consider the compensation committee’s rationale for those changes.

•	We examine extraordinary pay items (including but not limited to actual or contractual severance payments, inducement grants, one-time bonus and/or retention awards) to understand the compensation committee’s rationale and alignment with shareholder interests.

•	We may engage with members of management and/or the compensation committee of the board, where concerns are identified or where we seek to better understand a company’s approach to executive compensation.

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•	We consider BlackRock’s historical voting decisions (including whether a concern that led to a previous vote against management has been addressed, or whether we determined to support management at previous shareholder meetings with the expectation of future change), engagement activity, other corporate governance concerns at the company, and the views of our portfolio managers.

•	We assess the board’s responsiveness to shareholder voting results of relevant proposals at previous years’ annual meetings, and other feedback received from shareholders.

Engagement and Voting on Say on Pay

•	In many instances, we believe that direct discussion with issuers, in particular with the members of the compensation committee, can be an effective mechanism for building mutual understanding on executive compensation issues and for communicating any concerns we may have on executive compensation.

•	In the event that we determine engagement is not expected to lead to resolution of our concerns about executive compensation, we may consider voting against members of the compensation committee, consistent with our preferred approach to hold members of the relevant key committee of the board accountable for governance concerns. As a result, our Say on Pay vote is likely to correspond with our vote on the directors who are compensation committee members responsible for making compensation decisions.

•	We may determine to vote against the election of compensation committee members and/or Say on Pay proposals in certain instances, including but not limited to when:

○	We identify a misalignment over time between target pay and/or realizable compensation and company performance as reflected in financial and operational performance and/or shareholder returns;

○	We determine that a company has not persuasively demonstrated the connection between strategy, long-term shareholder value creation and incentive plan design;

○	We determine that compensation is excessive relative to peers without appropriate rationale or explanation, including the appropriateness of the company’s selected peers;

○	We observe an overreliance on discretion or extraordinary pay decisions to reward executives, without clearly demonstrating how these decisions are aligned with shareholders’ interests;

○	We determine that company disclosure is insufficient to undertake our pay analysis; and/or

○	We observe a lack of board responsiveness to significant investor concern on executive compensation issues.

Advisory votes on the frequency of Say on Pay resolutions (“Say When on Pay”)

BlackRock will generally opt for a triennial vote on Say on Pay.  We believe that shareholders should undertake an annual review of executive compensation and express their concerns through their vote on the members of the compensation committee.  As a result, it is generally not necessary to hold a Say on Pay vote on an annual basis, as the Say on Pay vote merely supplements the shareholder’s vote on compensation committee members.  However, we may support annual Say on Pay votes in some situations, for example, where we conclude that a company has failed to align pay with performance.

Claw back proposals

Claw back proposals are generally shareholder sponsored and seek recoupment of bonuses paid to senior executives if those bonuses were based on financial results that are later restated or were otherwise awarded as a result of deceptive

13	2015 Proxy voting guidelines for U.S. securities

business practices.  We generally favor recoupment from any senior executive whose compensation was based on faulty financial reporting or deceptive business practices, regardless of that particular executive’s role in the faulty reporting.  We typically support these proposals unless the company already has a robust claw back policy that sufficiently addresses our concerns.

Employee stock purchase plans

An employee stock purchase plan (“ESPP”) gives the issuer’s employees the opportunity to purchase stock in the issuer, typically at a discount to market value.  We believe these plans can provide performance incentives and help align employees’ interests with those of shareholders.  The most common form of ESPP qualifies for favorable tax treatment under Section 423 of the Internal Revenue Code.  Section 423 plans must permit all full-time employees to participate, carry restrictions on the maximum number of shares that can be purchased, carry an exercise price of at least 85 percent of fair market value on grant date with offering periods of 27 months or less, and be approved by shareholders.  We will typically support qualified ESPP proposals.

Equity compensation plans

BlackRock supports equity plans that align the economic interests of directors, managers and other employees with those of shareholders.  We believe that boards should establish policies prohibiting use of equity awards in a manner that could disrupt the intended alignment with shareholder interests, for example: use of the stock as collateral for a loan; use of the stock in a margin account; use of the stock (or an unvested award) in hedging or derivative transactions.  We may support shareholder proposals requesting the board to establish such policies.

Our evaluation of equity compensation plans is based on a company’s executive pay and performance relative to peers and whether the plan plays a significant role in a pay-for-performance disconnect.  We generally oppose plans that contain “evergreen” provisions allowing for the unlimited increase of shares reserved without requiring further shareholder approval after a reasonable time period.  We also generally oppose plans that allow for repricing without shareholder approval.  We may also oppose plans that provide for the acceleration of vesting of equity awards even in situations where an actual change of control may not occur.  We encourage companies to structure their change of control provisions to require the termination of the covered employee before acceleration or special payments are triggered.  Finally, we may oppose plans where we believe that the company is aggressively accounting for the equity delivered through their stock plans.

Golden parachutes

Golden parachutes provide for compensation to management in the event of a change in control. We generally view golden parachutes as encouragement to management to consider transactions that might be beneficial to shareholders.  However, a large potential payout under a golden parachute arrangement also presents the risk of motivating a management team to support a sub-optimal sale price for a company.

We may support shareholder proposals requesting that implementation of such arrangements require shareholder approval.  We generally support proposals requiring shareholder approval of plans that exceed 2.99 times an executive’s current salary and bonus, including equity compensation.

When determining whether to support or oppose an advisory vote on a golden parachute plan (“Say on Golden Parachutes”), we normally support the plan unless it appears to result in payments that are excessive or detrimental to shareholders.  In evaluating golden parachute plans, BlackRock may consider several factors, including:

•	whether we believe that the triggering event is in the best interest of shareholders;

14	2015 Proxy voting guidelines for U.S. securities

•	an evaluation of whether management attempted to maximize shareholder value in the triggering event;

•	the percentage of total transaction value that will be transferred to the management team, rather than shareholders, as a result of the golden parachute payment;

•	whether excessively large excise tax gross up payments are part of the payout;

•	whether the pay package that serves as the basis for calculating the golden parachute payment was reasonable in light of performance and peers; and/or

•	whether the golden parachute payment will have the effect of rewarding a management team that has failed to effectively manage the company.

It may be difficult to anticipate the results of a plan until after it has been triggered; as a result, BlackRock may vote against a Say on Golden Parachute proposal even if the golden parachute plan under review was approved by shareholders when it was implemented.

Option exchanges

BlackRock may support a request to exchange underwater options under the following circumstances: the company has experienced significant stock price decline as a result of macroeconomic trends, not individual company performance; directors and executive officers are excluded; the exchange is value neutral or value creative to shareholders; and there is clear evidence that absent repricing the company will suffer serious employee incentive or retention and recruiting problems.  BlackRock may also support a request to exchange underwater options in other circumstances, if we determine that the exchange is in the best interest of shareholders.

Pay-for-Performance plans

In order for executive compensation exceeding $1 million to qualify for federal tax deductions, the Omnibus Budget Reconciliation Act (OBRA) requires companies to link that compensation, for the company’s top five executives, to disclosed performance goals and submit the plans for shareholder approval.  The law further requires that a compensation committee comprised solely of outside directors administer these plans.  Because the primary objective of these proposals is to preserve the deductibility of such compensation, we generally favor approval in order to preserve net income.

Pay-for-Superior-Performance

These are typically shareholder proposals requesting that compensation committees adopt policies under which a portion of equity compensation requires the achievement of performance goals as a prerequisite to vesting.  We generally believe these matters are best left to the compensation committee of the board and that shareholders should not set executive compensation or dictate the terms thereof.  We may support these proposals if we have a substantial concern regarding the company’s compensation practices over a significant period of time, the proposals are not overly prescriptive, and we believe the proposed approach is likely to lead to substantial improvement.

Supplemental executive retirement plans

BlackRock may support shareholder proposals requesting to put extraordinary benefits contained in Supplemental Executive Retirement Plans (“SERP”) agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

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Social, ethical and environmental issues

See “Global Corporate Governance and Engagement Principles.”

General corporate governance matters

We believe that shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms and amendments to the charter/articles/by-laws.  We may vote against certain directors where changes to governing documents are not put to a shareholder vote within a reasonable period of time, in particular if those changes have the potential to impact shareholder rights (see “Director elections” herein).  In cases where a board’s unilateral adoption of changes to the charter/articles/by-laws promotes cost and operational efficiency benefits for the company and its shareholders, we may support such action if it does not have a negative effect on shareholder rights or the company’s corporate governance structure.

When voting on a management or shareholder proposal to make changes to charter/articles/by-laws, we will consider in part the company’s and/or proponent’s publicly stated rationale for the changes, the company’s governance profile and history, relevant jurisdictional laws, and situational or contextual circumstances which may have motivated the proposed changes, among other factors.  We will typically support changes to the charter/articles/by-laws where the benefits to shareholders, including the costs of failing to make those changes, demonstrably outweigh the costs or risks of making such changes.

Adjourn meeting to solicit additional votes

We generally support such proposals unless the agenda contains items that we judge to be detrimental to shareholders’ best long-term economic interests.

Bundled proposals

We believe that shareholders should have the opportunity to review substantial governance changes individually without having to accept bundled proposals.  Where several measures are grouped into one proposal, BlackRock may reject certain positive changes when linked with proposals that generally contradict or impede the rights and economic interests of shareholders.

Corporate political activities

Companies may engage in certain political activities, within legal and regulatory limits, in order to influence public policy consistent with the companies’ values and strategies, and thus serve shareholders’ best long-term economic interests. These activities can create risks, including: the potential for allegations of corruption; the potential for reputational issues associated with a candidate, party or issue; and risks that arise from the complex legal, regulatory and compliance considerations associated with corporate political activity.  We believe that companies which choose to engage in political activities should develop and maintain robust processes to guide these activities and to mitigate risks, including a level of board oversight.

When presented with shareholder proposals requesting increased disclosure on corporate political activities, we may consider the political activities of that company and its peers, the existing level of disclosure, and our view regarding the associated risks. We generally believe that it is the duty of boards and management to determine the appropriate level of disclosure of all types of corporate activity, and we are generally not supportive of proposals that are overly prescriptive in nature. We may determine to support a shareholder proposal requesting additional reporting of corporate political activities where there seems to be either a significant potential threat or actual harm to shareholders’ interests and where we believe the company has not already provided shareholders with sufficient information to assess the company’s management of the risk.

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Finally, we believe that it is not the role of shareholders to suggest or approve corporate political activities; therefore we generally do not support proposals requesting a shareholder vote on political activities or expenditures.

Other business
We oppose giving companies our proxy to vote on matters where we are not given the opportunity to review and understand those measures and carry out an appropriate level of shareholder oversight.

Reincorporation

Proposals to reincorporate from one state or country to another are most frequently motivated by considerations of anti-takeover protections, legal advantages, and/or cost savings.  We will evaluate, on a case-by-case basis, the economic and strategic rationale behind the company’s proposal to reincorporate.  In all instances, we will evaluate the changes to shareholder protection under the new charter/articles/by-laws to assess whether the move increases or decreases shareholder protections.  Where we find that shareholder protections are diminished, we may support reincorporation if we determine that the overall benefits outweigh the diminished rights.

IPO governance

We expect boards to consider and disclose how the corporate governance structures adopted upon initial public offering (“IPO”) are in shareholders’ best long-term interests.  We also expect boards to conduct a regular review of corporate governance and control structures, such that boards might evolve foundational corporate governance structures as company circumstances change, without undue costs and disruption to shareholders.

We will typically apply a one-year grace period for the application of certain director-related guidelines (including, but not limited to, director independence and over-boarding considerations), during which we expect boards to take steps to bring  corporate governance standards in line with shareholders’ expectations.

Further, if a company qualifies as an emerging growth company (an “EGC”) under the Jumpstart Our Business Startups Act of 2012 (the “JOBS Act”), we will give consideration to the NYSE and NASDAQ governance exemptions granted under the JOBS Act for the duration such a company is categorized as an EGC.  We expect an EGC to have a totally independent audit committee by the first anniversary of its IPO, with our standard approach to voting on auditors and audit-related issues applicable in full for an EGC on the first anniversary of its IPO.

Shareholders’ right to act by written consent

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.  We therefore believe that shareholders should have the right to solicit votes by written consent provided that: 1) there are reasonable requirements to initiate the consent solicitation process in order to avoid the waste of corporate resources in addressing narrowly supported interests; and 2) support from a minimum of 50% of outstanding shares is required to effectuate the action by written consent.  We may oppose shareholder proposals requesting the right to act by written consent in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others, or if the proposal is written to discourage the board from incorporating appropriate mechanisms to avoid the waste of corporate resources when establishing a right to act by written consent.  Additionally, we may oppose shareholder proposals requesting the right to act by written consent if the company already provides a shareholder right to call a special meeting that we believe offers shareholders a reasonable opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.

Shareholders’ right to call a special meeting

In exceptional circumstances and with sufficiently broad support, shareholders should have the opportunity to raise issues of substantial importance without having to wait for management to schedule a meeting.  We therefore believe that

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shareholders should have the right to call a special meeting in cases where a reasonably high proportion of shareholders (typically a minimum of 15% but no higher than 25%) are required to agree to such a meeting before it is called, in order to avoid the waste of corporate resources in addressing narrowly supported interests.  However, we may oppose this right in cases where the proposal is structured for the benefit of a dominant shareholder to the exclusion of others.  We generally believe that a right to act via written consent is not a sufficient alternative to the right to call a special meeting.

Simple majority voting

We generally favor a simple majority voting requirement to pass proposals.  Therefore, we will support the reduction or the elimination of supermajority voting requirements to the extent that we determine shareholders’ ability to protect their economic interests is improved.  Nonetheless, in situations where there is a substantial or dominant shareholder, supermajority voting may be protective of public shareholder interests and we may support supermajority requirements in those situations.

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BlueBay Asset Management LLP
Proxy Voting Policy on Corporate Governance & Corporate
Responsibility

Introduction
This paper outlines BlueBay Asset Management LLP’s (“BlueBay”) overall policy (and procedure on corporate governance and corporate responsibility (CR) proxy voting for client securities within managed portfolios, in the Appendix). It does not set out guidelines on voting position on specific corporate governance and Corporate Responsible issues.

It should be noted that given BlueBay’s specialist focus on fixed income assets, the number of occasions in which BlueBay will be engaged in proxy voting will be limited. Where this may occur is most likely with regards Convertible Bond and High Yield bond investments, where an investment may take on formal voting rights.

This Policy is reviewed annually, and updated where necessary to reflect changes in circumstances and actual practice.

Approach
The main objective of a company should be to optimise over time, the returns to its investors, this means ensuring the long-term viability of its business (through prudent management of material corporate governance and corporate responsibility issues), and to manage effectively its relationships with stakeholders.

BlueBay has a fiduciary duty to act in the best interests of its clients and manages clients’ assets with the objective of achieving the greatest possible return consistent with their investment objectives.

BlueBay, on behalf of itself and other entities within the BlueBay group (including BlueBay Funds Management Company S.A.), has established a series of principles to be applied when exercising voting rights attached to client securities within managed portfolios. These are that:

•	In reaching a recommendation as to how a proxy should be voted, BlueBay must act prudently and in the best interests of the affected clients, and will ensure that voting rights are exercised in accordance with the portfolio’s objectives and investment policies.
•	BlueBay may depart from the principles to avoid voting decisions that may be contrary to clients’ best interests in particular cases.
•	BlueBay may also choose not to vote where voting may be detrimental to the best interests of clients, such as due to high administrative costs associated with voting or share blocking requirements that “lock up” securities, which would limit liquidity or access to market opportunities.

BlueBay notes UK and international corporate governance systems vary according to factors such as the legal system, the extent of shareholder rights and the level of dispersed ownership. As such in forming a position on the governance of companies, how they meet good practice guidelines according to general as well as local market codes of best practice must be considered.

Reporting
Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

Contact details
For more information on our corporate governance and corporate responsibility proxy voting policy and procedure, please contact: Compliance Department, BlueBay Asset Management LLP, 77 Grosvenor Street, London, W1K 3JR.

December 2014

APPENDIX: Proxy voting procedure

Receipt and notification of proxy rights
The ProxyEdge system is used for voting and the Operations department receive notifications with regards to holdings of BlueBay funds. Operations then promptly submit such materials to the relevant member(s) of the BlueBay portfolio management team.

Persons authorised to exercise voting rights
The relevant members of BlueBay’s portfolio management team will be responsible for recommending how proxies relating to securities held by clients in managed portfolios should be voted.

The relevant personnel will consider each exercise of rights and in particular will take into consideration the best interests of clients, with voting on specific events or issues associated with the board and its committees (e.g. such as board independence and diversity), shareholder rights, audit and internal control, executive remuneration, use of capital (e.g. M&As) and other business, being considered on a case by case basis.

With regards to the voting decision, investment teams retain discretion but will consult with the ESG Specialist for advice and guidance, especially around corporate responsibility matters. Once a recommendation on how to vote has been determined, this will be communicated to Operations to handle the voting process. The voting decision is documented by Operations.

Segregated mandates
The approach to be taken will be determined by the Investment Management Agreement (IMA) and this will be agreed with relevant departments as part of the account opening process.

Conflicts of interest
When evaluating any given proxy, the portfolio management team will consider whether or not BlueBay has a potential conflict relating to the security being voted, such as if a BlueBay Portfolio Manager sits on the Board of Directors of the company. Any such conflict of interest will be notified to the BlueBay Compliance team.

If Compliance deems the conflict to be material, Compliance will determine whether the vote proposed by the portfolio management team is in the best interests of all clients. If Compliance cannot conclusively determine that the vote is in the best interest of the affected client, Compliance will seek the advice of an independent third-party service to provide the proxy voting recommendation. The process will be documented.

Reporting
For regulatory purposes, BlueBay’s Compliance department maintains a record of all past proxy voting decisions covering a minimum period of the last five years. Reporting on the use of voting rights, where this has occurred, will be available to clients upon request.

This document is issued in the United Kingdom (UK) by BlueBay Asset Management LLP (BlueBay), which is authorised and regulated by the UK Financial Conduct Authority (FCA), registered with the US Securities and Exchange Commission, the Commodities Futures Trading Commission and is a member of the National Futures Association. In the United States by BlueBay Asset Management USA LLC which is registered with the US Securities and Exchange Commission. In Japan by BlueBay Asset Management International Limited which is registered with the Kanto Local Finance Bureau of Ministry of Finance, Japan. In Hong Kong by BlueBay Hong Kong Limited which is registered by the Securities and Futures Commission. In Australia BlueBay is exempt from the requirement to hold an Australian financial services licence under the Corporations Act in respect of financial services as it is regulated by the FCA under the laws of the UK which differ from Australian laws. In Canada, BlueBay is not registered under securities laws and is relying on the international dealer exemption under applicable provincial securities legislation, which permit BlueBay to carry out certain specified dealer activities for those Canadian residents that qualify as “a Canadian permitted client”, as such term is defined under applicable securities legislation.

All data has been sourced by BlueBay. To the best of BlueBay’s knowledge and belief this document is true and accurate at the date hereof. BlueBay makes no express or implied warranties or representations with respect to the information contained in this document and hereby expressly disclaim all warranties of accuracy, completeness or fitness for a particular purpose. The document is intended for “professional clients” and “eligible counterparties” (as defined by the FCA) only and should not be relied upon by any other category of customer. This document does not constitute an offer to sell or the solicitation of an offer to purchase any security or investment product in any jurisdiction and is for information purposes only. This document is not available for distribution in any jurisdiction where such distribution would be prohibited and is not aimed at such persons in those jurisdictions. Except where agreed explicitly in writing, BlueBay does not provide investment or other advice and nothing in this document constitutes any advice, nor should be interpreted as such. All information provided in this document is for informational purposes only and should not be deemed as a guide to investing or a recommendation to buy the securities mentioned. BlueBay closely monitors the markets and may make changes to BlueBay’s investment strategy or outlook when warranted by changing market conditions. There is no guarantee that the opinions expressed herein will be valid beyond the date of this document. No BlueBay Fund will be offered, except pursuant and subject to the offering memorandum and subscription materials (the “Offering Materials”). This document is for general information only and is not a complete description of an investment in any BlueBay Fund. If there is an inconsistency between this document and the Offering Materials for the BlueBay Fund, the provisions in the Offering Materials shall prevail. The investments discussed may fluctuate in value and investors may not get back the amount invested. You should read the Offering Materials carefully before investing in any BlueBay fund.

No part of this document may be reproduced in any manner without the prior written permission of BlueBay Asset Management LLP. Copyright 2014 © BlueBay, the investment manager, advisor and global distributor of the BlueBay Funds, is a wholly-owned subsidiary of Royal Bank of Canada and the BlueBay Funds may be considered to be related and/or connected issuers to Royal Bank of Canada and its other affiliates. ® Registered trademark of Royal Bank of Canada. RBC Global Asset Management is a trademark of Royal Bank of Canada. BlueBay Asset Management LLP, registered office 77 Grosvenor Street, London W1K 3JR, partnership registered in England and Wales number OC370085. All rights reserved.

BROOKFIELD INVESTMENT MANAGEMENT INC.
PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES
May 2012

The Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”) set forth the proxy voting policies, procedures and guidelines to be followed by Brookfield Investment Management Inc. and its subsidiaries and affiliates (collectively, “BIM”) in voting portfolio proxies relating to securities that are held in the portfolios of the investment companies or other clients (“Clients”) for which BIM has been delegated such proxy voting authority.

A.	Proxy Voting Committee

BIM’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that BIM meets its regulatory and corporate governance obligations in voting of portfolio proxies.

The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures, including any deviations by the proxy voting agent from the proxy voting guidelines (“Guidelines”).

B.	Administration and Voting of Portfolio Proxies

1.   Fiduciary Duty and Objective

As an investment adviser that has been granted the authority to vote on portfolio proxies, BIM owes a fiduciary duty to its Clients to monitor corporate events and to vote portfolio proxies consistent with the best interests of its Clients.  In this regard, BIM seeks to ensure that all votes are free from unwarranted and inappropriate influences.  Accordingly, BIM generally votes portfolio proxies in a uniform manner for its Clients and in accordance with these Policies and Procedures and the Guidelines.

In meeting its fiduciary duty, BIM generally view proxy voting as a way to enhance the value of the company’s stock held by the Clients.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, BIM’s primary consideration is the economic interests its Clients.

2.   Proxy Voting Agent

BIM may retain an independent third party proxy voting agent to assist BIM in its proxy voting responsibilities in accordance with these Policies and Procedures and in particular, with the Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.

In general, BIM may consider the proxy voting agent’s research and analysis as part of BIM’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  BIM bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by BIM, the proxy voting agent, when retained, will vote each portfolio proxy in accordance with the Guidelines.   The proxy voting agent also will assist BIM in maintaining records of BIM’s portfolio proxy votes, including the appropriate records necessary for registered investment companies to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the Securities and Exchange Commission (“SEC”).

3.  Material Conflicts of Interest

BIM votes portfolio proxies without regard to any other business relationship between BIM and the company to which the portfolio proxy relates.  To this end, BIM must identify material conflicts of interest that may arise between a Client and BIM, such as the following relationships:

•
BIM provides significant investment advisory or other services to a portfolio company or its affiliates (the “Company”) whose management is soliciting proxies or BIM is seeking to provide such services;

•	BIM serves as an investment adviser to the pension or other investment account of the Company or BIM is seeking to serve in that capacity; or

•	BIM and the Company have a lending or other financial-related relationship.

In each of these situations, voting against the Company management’s recommendation may cause BIM a loss of revenue or other benefit.

BIM generally seeks to avoid such material conflicts of interest by maintaining separate investment decision-making and proxy voting decision-making processes.  To further minimize possible conflicts of interest, BIM and the Committee employ the following procedures, as long as BIM determines that the course of action is consistent with the best interests of the Clients:

•
If the proposal that gives rise to a material conflict is specifically addressed in the Guidelines, BIM will vote the portfolio proxy in accordance with the Guidelines, provided that the Guidelines do not provide discretion to BIM on how to vote on the matter (i.e., case-by-case); or

•
If the previous procedure does not provide an appropriate voting recommendation, BIM may retain an independent fiduciary for advice on how to vote the proposal or the Committee may direct BIM to abstain from voting because voting on the particular proposal is impracticable and/or is outweighed by the cost of voting.

4.  Certain Foreign Securities

Portfolio proxies relating to foreign securities held by Clients are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact to the security, such as “share-blocking.”  If BIM votes on the portfolio proxy, share-blocking may prevent BIM from selling the shares of the foreign security for a period of time.  In determining whether to vote portfolio proxies subject to such restrictions, BIM, in consultation with the Committee, considers whether the vote, either in itself or together with the votes of other shareholders, is expected to affect the value of the security that outweighs the cost of voting.  If BIM votes on a portfolio proxy and during the

“share-blocking period,” BIM would like to sell the affected foreign security, BIM, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).

C.  Fund Board Reporting and Recordkeeping

BIM will prepare periodic reports for submission to the Boards of Directors of its affiliated funds (the “Funds”) describing:

•
any issues arising under these Policies and Procedures since the last report to the Funds’ Boards of Directors/Trustees and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and

•
any proxy votes taken by BIM on behalf of the Funds since the last report to such Funds’ Boards of Directors/Trustees that deviated from these Policies and Procedures, with reasons for any such deviations.

In addition, no less frequently than annually, BIM will provide the Boards of Directors/Trustees of the Funds with a written report of any recommended changes based upon BIM’s experience under these Policies and Procedures, evolving industry practices and developments in the applicable laws or regulations.

BIM will maintain all records that are required under, and in accordance with, all applicable regulations, including the Investment Company Act of 1940, as amended, and the Investment Advisers Act of 1940, which include, but not limited to:

•	these Policies and Procedures, as amended from time to time;

•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX, as applicable;

•	records of written client requests for proxy voting information and any written responses of BIM to such requests; and

•	any written materials prepared by BIM that were material to making a decision in how to vote, or that memorialized the basis for the decision.

D.  Amendments to these Procedures

The Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Board of Directors of BIM and to the Boards of Directors of the Funds for review and approval.

E.  Proxy Voting Guidelines

Guidelines are available upon request.

Capital Guardian Trust Company
Proxy Voting Policy and Procedures

Policy

Capital Guardian Trust Company (“CGTC”) provides investment management services to clients that include, among others, corporate and public pension plans, foundations and endowments, and registered investment companies. CGTC considers proxy voting an important part of those management services, and as such, CGTC seeks to vote all the proxies of securities held by clients in accounts for which it has proxy voting authority in the best interest of those clients. The procedures that govern this activity are reasonably designed to ensure that proxies are voted in the best interest of CGTC’s clients.

Fiduciary Responsibility and Long-term Shareholder Value

CGTC’s fiduciary obligation to manage its accounts in the best interest of its clients extends to proxy voting. When voting proxies, CGTC considers those factors that would affect the value of its clients’ investment and acts solely in the interest of, and for the exclusive purpose of providing benefits to, its clients. As required by ERISA, CGTC votes proxies solely in the interest of the participants and beneficiaries of retirement plans and does not subordinate the interest of participants and beneficiaries in their retirement income to unrelated objectives.

CGTC believes the best interests of clients are served by voting proxies in a way that maximizes long-term shareholder value. Therefore, the investment professionals responsible for voting proxies have the discretion to make the best decision given the individual facts and circumstances of each issue. Proxy issues are evaluated on their merits and considered in the context of the analyst’s knowledge of a company, its current management, management’s past record, and CGTC’s general position on the issue. In addition, many proxy issues are reviewed and voted on by a proxy voting committee comprised primarily of investment professionals, bringing a wide range of experience and views to bear on each decision.

As the management of a portfolio company is responsible for its day-to-day operations, CGTC believes that management, subject to the oversight of the relevant board of directors, is often in the best position to make decisions that serve the interests of shareholders. However, CGTC votes against management on proposals where it perceives a conflict may exist between management and client interests, such as those that may insulate management or diminish shareholder rights. CGTC also votes against management in other cases where the facts and circumstances indicate that the proposal is not in its clients’ best interests.

Special Review

From time to time CGTC may vote a) on proxies of portfolio companies that are also clients of CGTC or its affiliates,
b) on shareholder proposals submitted by clients, or c) on proxies for which clients have publicly supported or actively solicited CGTC or its affiliates to support a particular position. When voting these proxies, CGTC analyzes the issues on their merits and does not consider any client relationship in a way that interferes with its responsibility to vote proxies in the best interest of its clients. The CGTC Special Review Committee reviews certain of these proxy decisions for improper influences on the decision-making process and takes appropriate action, if necessary.

The Capital Group Companies
Capital International	Capital Guardian	Capital Research and Management	Capital Bank and Trust	American Funds

Procedures

Proxy Review Process

Associates on the proxy voting team in CGTC’s Global Investment Control department are responsible for coordinating the voting of proxies. These associates work with outside proxy voting service providers and custodian banks and are responsible for coordinating and documenting the internal review of proxies.

The proxy voting team reviews each proxy ballot for routine and non-routine items. Routine proxy items are typically voted with management unless the research analyst who follows the company or a member of an investment or proxy voting committee requests additional review. Routine items currently include the uncontested election of directors, ratifying auditors, adopting reports and accounts, setting dividends and allocating profits for the prior year, and certain other administrative items.

All other items are voted in accordance with the decision of the analyst, portfolio managers, investment specialists, the appropriate proxy voting committee or the full investment committee(s) depending on parameters determined by those investment committee(s) from time to time. Various proxy voting committees specialize in regional mandates and review the proxies of portfolio companies within their mandates. The proxy voting committees are typically comprised primarily of members of CGTC’s and its institutional affiliates’ investment committees and their activity is subject to oversight by those committees.

CGTC seeks to vote all of its clients’ proxies. In certain circumstances, CGTC may decide not to vote a proxy because the costs of voting outweigh the benefits to its clients (e.g., when voting could lead to share blocking where CGTC wishes to retain flexibility to trade shares). In addition, proxies with respect to securities on loan through client directed lending programs are not available to CGTC to vote and therefore are not voted.

CGTC will periodically review voting reports to ascertain, where possible, that votes were cast in accordance with voting instructions.

Proxy Voting Guidelines

CGTC has developed proxy voting guidelines that reflect its general position and practice on various issues. To preserve the ability of decision makers to make the best decision in each case, these guidelines are intended only to provide context and are not intended to dictate how the issue must be voted. The guidelines are reviewed and updated as necessary, but at least annually, by the appropriate proxy voting and investment committees.

CGTC’s general positions related to corporate governance, capital structure, stock option and compensation plans and social and corporate responsibility issues are reflected below.

■	Corporate governance. CGTC supports strong corporate governance practices. It generally votes against proposals that serve as anti-takeover devices or diminish shareholder rights, such as poison pill plans and supermajority vote requirements, and generally supports proposals that encourage responsiveness to shareholders, such as initiatives to declassify the board or establish a majority voting standard for the election of the board of directors. Mergers and acquisitions, reincorporations and other corporate restructurings are considered on a case-by-case basis, based on the investment merits of the proposal.
■	Capital structure. CGTC generally supports increases to capital stock for legitimate financing needs. It generally does not support changes in capital stock that can be used as anti-takeover devices, such as the creation of or increase in blank-check preferred stock or of a dual class capital structure with different voting rights.
■	Stock-related remuneration plans. CGTC supports the concept of stock-related compensation plans as a way to align employee and shareholder interests. However, plans that include features which undermine the connection between employee and shareholder interests generally are not supported. When voting on proposals related to new plans or changes to existing plans, CGTC considers, among other things, the following information, to the extent it is available: the exercise price of the options, the size of the overall plan and/or the size of the increase, the historical dilution rate, whether the plan permits option repricing, the duration of the plan, and the needs of the company. Additionally, CGTC supports option expensing in theory and will generally support shareholder proposals on option expensing if such proposal language is non-binding and does not require the company to adopt a specific expensing methodology.
■	Corporate social responsibility. CGTC votes on these issues based on the potential impact to the value of its clients’ investment in the portfolio company.

Special Review Procedures

If a research analyst has a personal conflict in making a voting recommendation on a proxy issue, he or she must disclose such conflict, along with his or her recommendation. If a member of the proxy voting committee has a personal conflict in voting the proxy, he or she must disclose such conflict to the appropriate proxy voting committee and must not vote on the issue.

Clients representing 0.0025 or more of assets under investment management across all affiliates owned by The Capital Group Companies, Inc. (CGTC’s indirect parent company), are deemed to be “Interested Clients”. Each proxy is reviewed to determine whether the portfolio company, a proponent of a shareholder proposal, or a known supporter of a particular proposal is an Interested Client. If the voting decision for a proxy involving an Interested Client is against such client, then it is presumed that there was no undue influence in favor of the Interested Client. If the decision is in favor of the Interested Client, then the decision, the rationale for such decision, information about the client relationship and all other relevant information is reviewed by the Special Review Committee (“SRC”). The SRC reviews such information in order to identify whether there were improper influences on the decision-making process so that it may determine whether the decision was in the best interest of CGTC’s clients. Based on its review, the SRC may accept or override the decision, or determine another course of action. The SRC is comprised of senior representatives from CGTC’s and its institutional affiliates’ investment and legal groups and does not include representatives from the marketing department.

Any other proxy will be referred to the SRC if facts or circumstances warrant further review.

In cases where CGTC has discretion to vote proxies for shares issued by an affiliated mutual fund, CGTC will instruct that the shares be voted in the same proportion as votes cast by shareholders for whom CGTC does not have discretion to vote proxies.

Proxy Voting Record

Upon client request, CGTC will provide reports of its proxy voting record as it relates to the securities held in the client’s account(s) for which CGTC has proxy voting authority.

Annual Assessment

CGTC will conduct an annual assessment of this proxy voting policy and related procedures and will notify clients for which it has proxy voting authority of any material changes to the policy and procedures.

Effective Date

This policy is effective as of 24 February 2016.

CAUSEWAY CAPITAL MANAGEMENT LLC
PROXY VOTING POLICIES AND PROCEDURES

Overview

As an investment adviser with fiduciary responsibilities to its clients, Causeway Capital Management LLC (“Causeway”) votes the proxies of companies owned by Causeway International Value Fund, Causeway Global Value Fund, Causeway Emerging Markets Fund, Causeway International Opportunities Fund, Causeway Global Absolute Return Fund, and Causeway International Small Cap Fund (collectively, the “Funds”), for which it serves as investment adviser.  In addition, Causeway votes the proxies of companies owned by institutional and private clients who have granted Causeway such voting authority.  Causeway has adopted these Proxy Voting Policies and Procedures to govern how it performs and documents its fiduciary duty regarding the voting of proxies.

Proxies are voted solely in the best interests of the client, the Funds’ shareholders or, where employee benefit assets are involved, in the best interests of plan participants and beneficiaries (collectively “clients”).  Causeway’s intent has always been to vote proxies, wherever possible to do so, in a manner consistent with its fiduciary obligations.  Practicalities involved in international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

The Chief Operating Officer of Causeway supervises the proxy voting process.  Portfolio managers have final decision-making authority over case-by-case votes.  To assist in fulfilling its responsibility for voting proxies, Causeway uses independent research and recordkeeping software provided by third parties.  Causeway may use an independent third party, such as Institutional Shareholder Services Inc. (“ISS”)for proxy research, which assists the decision-making process, and for proxy voting services, which include organizing and tracking pending proxies, communicating voting decisions to custodian banks, and maintaining records.

Proxy Voting Guidelines

Causeway will generally vote on specific matters in accordance with the proxy voting guidelines set forth below.  However, Causeway reserves the right to vote proxies on behalf of clients on a case-by-case basis if the facts and circumstances so warrant.

Causeway’s proxy voting guidelines are designed to ensure, to the extent feasible, that votes cast are consistent with certain basic principles: (i) increasing shareholder value; (ii) maintaining or increasing shareholder influence over the board of directors and management; (iii) establishing and enhancing a strong and independent board of directors; (iv) maintaining or increasing the rights of shareholders; and (v) aligning the interests of management and employees with those of shareholders with a view toward the reasonableness of executive compensation and shareholder dilution.  Causeway’s guidelines also recognize that a company’s management is charged with the day-to-day

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operations and, therefore, Causeway generally votes on routine business matters in favor of management’s proposals or positions.

Causeway generally votes for:

•	distributions of income

•	appointment of auditors

•	director compensation, unless deemed excessive

•	boards of directors – Causeway generally votes for management’s slate of director nominees. However, it votes against incumbent nominees with poor attendance records, or who have otherwise acted in a manner Causeway believes is not in the best interests of shareholders.

•	Causeway generally opposes cumulative voting and attempts to classify boards of directors.

•	financial results/director and auditor reports

•	share repurchase plans

•	changing corporate names and other similar matters

Causeway generally votes the following matters on a case-by-case basis:

•	amendments to articles of association or other governing documents

•	changes in board or corporate governance structure

•	changes in authorized capital including proposals to issue shares

•	compensation – Causeway believes that it is important that a company’s equity-based compensation plans, including stock option or restricted stock plans, are aligned with the interests of shareholders, including Causeway’s clients. Causeway evaluates compensation plans on a case-by-case basis. Causeway generally opposes packages that it believes provide excessive awards or create excessive shareholder dilution. Causeway generally opposes proposals to reprice options because the underlying stock has fallen in value.

•	debt issuance requests

•	mergers, acquisitions and other corporate reorganizations or restructurings

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•	changes in state or country of incorporation

•	related party transactions

Causeway generally votes against:

•	anti-takeover mechanisms – Causeway generally opposes anti-takeover mechanisms including poison pills, unequal voting rights plans, staggered boards, provisions requiring supermajority approval of a merger and other matters that are designed to limit the ability of shareholders to approve merger transactions.

Causeway generally votes with management regarding:

•	social issues – Causeway believes that it is management’s responsibility to handle such issues, and generally votes with management on these types of issues, or abstains. Causeway will oppose social proposals that it believes will be a detriment to the investment performance of a portfolio company.

Conflicts of Interest

Causeway’s interests may, in certain proxy voting situations, be in conflict with the interests of clients.  Causeway may have a conflict if a company that is soliciting a proxy is a client of Causeway or is a major business partner or vendor for Causeway.  Causeway may also have a conflict if Causeway personnel have a significant business or personal relationship with participants in proxy contests, corporate directors or director candidates.

The Chief Operating Officer will determine the issuers with which Causeway may have a significant business relationship.  For this purpose, a “significant business relationship” is one that: (1) represents 1.5% or $1,000,000 of Causeway’s revenues reasonably expected for the current fiscal year, whichever is less; (2) represents 2.5% or $2,000,000 of revenues of an affiliate reasonably expected for the current fiscal year, whichever is less; or (3) may not directly involve revenue to Causeway or its affiliates but is otherwise determined by the Chief Operating Officer to be significant to Causeway or its affiliates, such as a significant relationship with the company that might create an incentive for Causeway to vote in favor of management.

The Chief Operating Officer will identify issuers with which Causeway’s employees who are involved in the proxy voting process may have a significant personal or family relationship.  For this purpose, a “significant personal or family relationship” is one that would be reasonably likely to influence how Causeway votes proxies.

The Chief Operating Officer will reasonably investigate information relating to conflicts of interest.  For purposes of identifying conflicts under this policy, the Chief Operating Officer will rely on publicly available information about Causeway and its affiliates,

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information about Causeway and its affiliates that is generally known by Causeway’s employees, and other information actually known by the Chief Operating Officer.  Absent actual knowledge, the Chief Operating Officer is not required to investigate possible conflicts involving Causeway where the information is (i) non-public, (ii) subject to information blocking procedures, or (iii) otherwise not readily available to the Chief Operating Officer.

The Chief Operating Officer will maintain a list of issuers with which there may be a conflict and will monitor for potential conflicts of interest on an ongoing basis.

Proxy proposals that are “routine,” such as uncontested elections of directors or those not subject to a vote withholding campaign, meeting formalities and approvals of annual reports/financial statements are presumed not to involve material conflicts of interest.  For non-routine proposals, the Chief Operating Officer in consultation with Causeway’s General Counsel and Chief Compliance Officer decides if they involve a material conflict of interest.

If a proposal is determined to involve a material conflict of interest, Causeway may, but is not required to, obtain instructions from the client on how to vote the proxy or obtain the client’s consent for Causeway’s vote.  If Causeway does not seek the client’s instructions or consent, Causeway will vote as follows:

•	If a “for” or “against” or “with management” guideline applies to the proposal, Causeway will vote in accordance with that guideline.

•	If a “for” or “against” or “with management” guideline does not apply to the proposal, Causeway will follow the recommendation of an independent third party such as ISS. If Causeway seeks to follow the recommendation of a third party, the Chief Operating Officer will assess the party’s capacity and competency to analyze the issue, as well as the party’s ability to identify and address conflicts of interest it may have with respect to the recommendation.

Practical Limitations Relating to Proxy Voting

While the proxy voting process is well established in the United States and other developed markets with a number of tools and services available to assist an investment manager, voting proxies of non-US companies located in certain jurisdictions may involve a number of problems that may restrict or prevent Causeway’s ability to vote such proxies.  These problems include, but are not limited to: (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person, (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with powers of attorney to facilitate Causeway’s voting instructions.  As a result, Causeway will only use its best efforts to vote clients’ non-US proxies.

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In addition, regarding US and non-US companies, Causeway will not vote proxies if it does not receive adequate information from the client’s custodian in sufficient time to cast the vote.

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Updated February 24, 2014

CENTURY CAPITAL MANAGEMENT, LLC
Public Securities Group - Proxy Voting Policy and Procedures

I.	INTRODUCTION

As a registered investment adviser, Century Capital Management, LLC (“CCM”, “we” or “us”) has a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must make voting decisions that are in the best interests of our clients. The purpose of this Statement of Proxy Voting Policies and Procedures (this “Statement”) is to set forth our policies and procedures for voting securities owned by our clients for which we exercise voting authority and discretion. This Statement has been designed to ensure that proxies are voted in the best interests of our clients in accordance with our fiduciary duties and Rule 206(4)-6 of the Investment Advisers Act of 1940. This Statement does not apply to any client that has explicitly retained authority and discretion to vote its own proxies or delegated such authority and discretion to a third party; and CCM takes no responsibility for the voting of any proxies on behalf of any such client.

II.	PROXY VOTING PROCEDURES

The guiding principle by which CCM votes on all matters submitted to security holders is the maximization of the ultimate economic value of our clients’ holdings. CCM does not permit voting decisions to be influenced in any manner that is contrary to, or dilutive of, the guiding principle set forth above. It is our policy to avoid situations where there is any material conflict of interest or perceived conflict of interest affecting our voting decisions.

It is the general policy of CCM to vote on all matters presented to security holders in any proxy, and these policies and procedures have been designed with that in mind. However, CCM reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if in the judgment of CCM, the costs associated with voting such proxy outweigh the expected benefits to clients, or if the circumstances make such an abstention or withholding otherwise advisable and in the best interests of our clients, in the judgment of CCM.

For clients that have delegated to CCM the discretionary power to vote the securities held in their account, CCM does not generally accept any subsequent directions on matters presented to shareholders for a vote, regardless of whether such subsequent directions are from the client itself or a third party. Unless CCM has agreed otherwise, CCM views the delegation of discretionary voting authority as an “all-or-nothing” choice for its clients.

A.	ADMINISTRATION OF POLICIES AND PROCEDURES

Certain aspects of the administration of these proxy voting policies and procedures are governed by a separate committee (the “Proxy Voting Committee”), which currently consists of the Managing Partner of the Public Securities Group, the Chief Compliance Officer (CCO), and the Chief Financial Officer. The composition of the Proxy Voting Committee may change from time to time. The Proxy Voting Committee will review periodically CCM’s voting policies and procedures and may adopt changes from time to time as a result of such review. On all matters submitted to the Proxy Voting Committee, the Committee makes its decisions by a vote of a majority of the members of the Committee present (whether in person or by communications equipment) at the meeting. At any meeting of the Proxy Voting Committee, a majority of the members of the Committee then in office shall constitute a quorum.

B.	PROXY VOTING RESPONSIBILITIES AND PROCESS

The following procedures will be followed with respect to each proxy received by CCM:

1.	Each proxy will be reviewed by the Portfolio Manager (“PM”) or the research analyst assigned to cover the issuer. The PM or analyst will determine whether a matter to be voted is covered in the “Voting Guidelines” set forth below.

2.	If a matter to be voted is covered in the Voting Guidelines and the relevant Guideline provides affirmative guidance as to how the matter should be voted, the PM or analyst may instruct the proxy voting administrator to vote the proxy in accordance with the Guideline and no further action shall be necessary.

3.	If, however, (i) the matter is not covered in the Voting Guidelines or (ii) the matter is covered in the Voting Guidelines but (a) the Guideline does not give affirmative guidance as to how the matter should be voted or (b) the PM or analyst determines to recommend that the matter be voted in a manner inconsistent with the guidance in the Voting Guideline (including a proposed abstention or withheld vote), then the PM or analyst shall notify the CCO, who shall determine whether a material conflict of interest exists with respect to CCM’s voting of the proxy. Matters described in (i) and (ii)(a) and (ii)(b) are referred to herein, collectively, as “Further Action Matters”.

4.	The CCO shall review each Further Action Matter to determine whether a material conflict of interest exists between CCM, on the one hand, and the relevant advisory client, on the other hand, arising out of the provision of certain services or products by CCM to the issuer on whose behalf the proxy is being solicited or any other relevant material conflict of interest.

5.	If the CCO determines that no material conflict of interest exists with respect to the Further Action Matter, the PM or analyst may vote the proxy as proposed.

6.	If, however, the CCO determines that a material conflict of interest does exist with respect to the Further Action Matter, then the following procedures shall be followed:

(i)	If the recommendation as to how the Further Action Matter should be voted is contrary to the recommendation of management of the issuer, then the proxy may be voted in accordance with the recommendation and no further action is necessary.

(ii)	If, however, the recommendation as to how the Further Action Matter should be voted is consistent with management’s recommendation, then a special meeting of the Proxy Voting Committee will be convened to consider and determine how the matter should be voted in accordance with paragraph 7 below.

7.	In the event that a Further Action Matter is submitted to the Proxy Voting Committee, the Committee will review the voting rationale, consider whether business relationships between CCM and the company have influenced the proposed inconsistent vote, and decide the course of action to be taken in the best interests of our clients.

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C.	CONFLICTS OF INTEREST

CCM recognizes that there is a potential conflict of interest when it votes a proxy solicited by an issuer with whom it has a material business or other relationship that may affect how CCM votes on the issuer’s proxy, including, for example, an issuer whose retirement plan is managed by CCM.

All CCM employees involved in the proxy voting process are expected to perform their tasks relating to the voting of proxies in accordance with the principles set forth above, according the first priority to the economic interests of our clients. If a PM or analyst becomes aware of any potential or actual conflict of interest or perceived conflict of interest regarding the policies and procedures described herein or any particular vote on behalf of any client, he or she should contact the CCO. If  a PM or analyst is pressured or lobbied either from within or outside of CCM with respect to any particular voting decision, he or she should contact the CCO.

As noted under “Proxy Voting Responsibilities and Process” above, CCM’s CCO is responsible for reviewing each Further Action Matter and determining whether a material conflict of interest exists between CCM, on the one hand, and the relevant advisory client, on the other hand. In doing so, the CCO shall take into account all available facts and circumstances, including the relationship of CCM and any of its managing members (or the equivalent thereof), officers (or the equivalent thereof) and employees with the issuer soliciting the proxy as well as the nature of the Further Action Matter to be voted on. If the CCO has any doubt as to whether a Further Action Matter involves a conflict of interest and/or whether that conflict is material, the CCO may call a meeting of the Proxy Voting Committee to consider and make a determination regarding such potential conflict.

III.	CLIENT ACCESS TO POLICIES, PROCEDURES AND PROXY VOTING RECORD

This Statement is available to all of CCM’s clients upon request, subject to the provision that these policies and procedures are subject to change at any time without notice.

Information regarding the proxy voting record of each series of Century Capital Management Trust (the “Century Funds”) is available, without charge, upon request.  In addition, the proxy voting record for each of the Century Funds for the 12-month period ended June 30 may be obtained on the SEC’s website.  Absent any legal or regulatory requirement to the contrary, however, it is generally our policy to maintain the confidentiality of the votes cast on behalf of other clients. Any of our clients may obtain details of how we have voted the securities in the client’s account by contacting CCM’s Compliance Officer. CCM generally does not disclose the results of voting decisions to third parties. CCM shall provide to any registered investment company that is a sub-advisory client of CCM any and all information regarding the voting of its securities as such registered investment company requests.

IV.	RECORDKEEPING

CCM maintains records of all proxies voted in accordance with Section 204-2 of the Advisers Act. As required and permitted by Rule 204-2(c) under the Advisers Act, the following records are maintained:

•	a copy of this Statement;

•	proxy statements received regarding client securities are maintained by the firm unless such proxy statements are available on the Securities and Exchange Commission’s EDGAR database, in which case CCM relies on such electronic copies on EDGAR;

•	a record of each vote cast is maintained by CCM;

•	a copy of any document created by CCM that was material to making a decision as to how
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to vote proxies on behalf of a client or that memorializes the basis for that decision; and

•	each written client request for proxy voting records and our written response to any (written or oral) client request for such records.

V.	VOTING GUIDELINES

This Statement is designed to be responsive to the wide range of subjects that can have a significant effect on the investment value of the securities held in our clients’ accounts. Although CCM reserves the right to depart from the voting guidelines set forth below if such departure is consistent with the best interests of its clients, CCM will generally apply the voting guidelines when reviewing proxy issues.

ELECTIONS OF DIRECTORS: In many instances, the election of directors is a routine voting issue. Unless there is a proxy fight for seats on the board or we determine that there are other compelling reasons for withholding votes for directors, we will often vote in favor of the management-proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We will withhold votes for directors that disregard shareholder interests or fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote and failure to act on tender offers where a majority of shareholders have tendered their shares. We will generally vote against directors who are on a company’s compensation committee if we strongly disagree with their compensation decisions. We will also vote against a director whose qualifications appear lacking or contrary to the interests of the shareholders. We will also consider management’s track record in delivering shareholder value and representing shareholders’ best interests when considering each proxy vote. We will generally vote against members of a company’s audit committee if we are aware of significant corporate governance issues that the audit committee or the company has not addressed to our satisfaction. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. We will vote against management efforts to stagger board member terms because a staggered board may act as a deterrent to a takeover proposal.  If a majority of the board members do not meet the standards for independence required by the listing standards of the NYSE, we will vote against all directors who do not meet such standards.

APPOINTMENT OF AUDITORS: The selection of an independent accountant to audit a company’s financial statements is generally a routine business matter. CCM believes that management remains in the best position to choose the accounting firm and will support management’s recommendation, except that we may vote against the appointment of auditors if the proposed auditors are not well known or well respected, if the fees for non-audit related services are disproportionate to the total audit fees paid by the company (i.e., if fees for non-audit services exceed 30% of the total audit fees paid) or if there are other reasons to question the independence of the company’s auditors or their prior conduct or advice.

CHANGES IN CAPITAL STRUCTURE: Changes in a company’s charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, CCM will cast its votes in accordance with the company’s management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company, such as proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. A satisfactory explanation of a company’s intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than ten percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device, or if the issuance of new shares could excessively dilute the value of the outstanding shares upon issuance.

CORPORATE RESTRUCTURINGS, MERGERS AND ACQUISITIONS: CCM believes proxy votes
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dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case by case basis, weighing heavily the views of any research analysts that cover the company and the investment professionals managing the portfolios in which the stock is held. In general, we will vote against a merger or acquisition that we believe is not in the long-term best interests of the shareholders or where the potential benefits are unclear.

PROPOSALS AFFECTING SHAREHOLDER RIGHTS: CCM believes that certain fundamental rights of shareholders should be protected. We will vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights, except that we will vote against a proposal if we believe that that any adverse economic impact of the proposal on shareholders outweighs any improvement in shareholder rights.

CORPORATE GOVERNANCE: CCM recognizes the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We will vote in favor of proposals promoting transparency and accountability within a company. For example, we will vote in favor of proposals providing for equal access to proxies, a majority of independent directors on the board and key committees, and separating the positions of chairman and CEO.

ANTI-TAKEOVER MEASURES: CCM believes that measures that impede takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or dilute shareholder voting power. Conversely, we will support proposals that would restrict or otherwise eliminate anti-takeover measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate a poison pill. Furthermore, we will generally oppose proposals put forward by management (including blank check preferred stock, classified and supermajority vote requirements) that appear to be intended as entrenchment mechanisms.

ADVISORY VOTES ON EXECUTIVE COMPENSATION:  CCM will analyze advisory votes on executive compensation on a case-by-case basis.  CCM will vote against an advisory vote on executive compensation if CCM determines that the issuer has adopted excessive executive compensation practices.  Examples of excessive executive compensation practices may include, but are not limited to, a pay-for-performance disconnect, employment contract terms such as guaranteed bonus provisions, unwarranted pension payouts, backdated stock options, overly generous hiring bonuses for chief executive officers, or unnecessary perquisites.  CCM generally supports proposals to include an advisory shareholder vote on an issuer’s executive compensation practices on an annual basis.

EXECUTIVE COMPENSATION: CCM believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. We will analyze the proposed plans to ensure that shareholder equity will not be excessively diluted, the option exercise price is not below market price on the date of grant and an acceptable number of employees are eligible to participate in such programs. Other factors such as the company’s performance, whether the plan expressly permits the re-pricing of underwater stock options without shareholder approval (or if the company has a history of such actions) and industry practice will generally be factored into our analysis. We will support proposals to submit severance packages triggered by a change in control to a shareholder vote and proposals that seek additional disclosure of executive compensation. We will generally vote against proposals that we believe consume an excessive amount of corporate resources or dilute earnings and asset values, including retirement benefits we consider to be excessive, golden handcuffs, abusive change of control payments, and severance and stock option agreements that we consider to be excessive. We will generally vote in favor of proposals for the expensing of stock options and will generally vote against
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proposals to re-price existing options.

ENVIRONMENTAL, SOCIAL AND GOVERNANCE (“ESG”) ISSUES: CCM will generally support proposals relating to ESG issues that we believe are in the best long-term economic interest of the company’s shareholders. We will vote against proposals that we believe are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on proposals relating to ESG issues that do not have a readily determinable financial impact on shareholder value.

PROXIES OF CERTAIN NON-U.S. ISSUERS: Protection for shareholders of non-U.S. issuers may vary significantly from jurisdiction to jurisdiction. Laws governing non-U.S. issuers may, in some cases, provide substantially less protection for shareholders. We will generally vote proxies of non-U.S. issuers in accordance with the foregoing guidelines, but they are premised upon the existence of a sound corporate governance and disclosure framework, and may not be appropriate under some circumstances for non-U.S. issuers. Proxy voting in certain countries requires “share blocking.” That is, shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (usually one-week) with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. CCM may determine that the value of exercising the vote does not outweigh the detriment of not being able to transact in the shares during this period. Accordingly, if share blocking is required we may abstain from voting those shares. In such a situation we would have determined that the cost of voting exceeds the expected benefit to the client.

SECURITIES ON LOAN: Certain of our clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned securities provided sufficient notice is given to the custodian bank in advance of the voting deadline. Our policy is generally not to vote securities on loan unless we have knowledge of a material voting event that could significantly affect the value of the loaned securities. In this event, CCM may pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

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PROXY VOTING

Policy
Unless otherwise directed, Champlain, as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records. A copy of our written proxy policy and procedures and/or the record of proxy votes for a client's portfolio will be provided to that client upon request.

Champlain’s policy is to vote proxies for client accounts unless otherwise directed in writing. Champlain votes all proxies for all Champlain sponsored mutual funds and commingled funds.

Unless Champlain otherwise agrees in writing, Champlain will not advise or take any action on behalf of a client in any legal proceedings, including bankruptcies or class actions, involving securities held in, or formerly held in, client’s account or the issuers of those securities.

Background
Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser's interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility
The Proxy Voting Managers have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

Procedure
Champlain has adopted comprehensive proxy voting procedures to implement the firm's investment policies on behalf of clients. Proxy policies and procedures will be monitored closely, and may be amended or updated when appropriate, to ensure the policies outlined below are effectively executed:

Voting Procedures
▪	All employees will forward any proxy materials received on behalf of clients to the Proxy Voting Managers;
▪	The Proxy Voting Managers will determine which client accounts hold the security to which the proxy relates;
▪	Absent material conflicts, the appropriate company analyst will determine how Champlain should vote the proxy in accordance with applicable voting guidelines. Proxy systems (i.e. Proxy Edge) may be used to aid in the voting process;
▪	Clients may provide proxy guidelines to Champlain, in which case the appropriate company analyst will vote in accordance with the applicable voting guidelines provided while adhering to the Conflict of Interest section below.
▪	The Proxy Voting Managers will complete the proxy and vote the proxy in a timely and appropriate manner.

Disclosure

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▪	Champlain will conspicuously display information in its Form ADV Part 2A summarizing the proxy voting policy and procedures, including a statement that clients may request information regarding how Champlain voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Client Requests for Information
▪	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to the Proxy Voting Managers.
▪	In response to any request, the Proxy Voting Managers will prepare a written response to the client with the information requested, and as applicable will include the name of the issuer, the proposal voted upon, and how Champlain voted the client’s proxy with respect to each proposal about which client inquired.

Small Cap, Mid Cap, and Focused Large Cap Value Voting Guidelines
Proxy Voting Philosophy
Champlain believes that its primary fiduciary responsibility is to maximize the financial returns of all managed accounts. With this goal in mind, we will engage in a rigorous appraisal and evaluation process in which our proxy voting will support corporate management practices that are strictly shareholder oriented and corporate policies, which are aligned with maximizing shareholder returns.

Fiduciary Responsibility
Champlain has the fiduciary responsibility to make all decisions (including those related to proxy issues) according to the best interests of the ultimate beneficiaries of accounts under management. Champlain will carefully review each proxy issue and evaluate the statements and views of competing parties, and vote proxies based solely on the best interests of our clients.

Using Management Guidance
The quality of corporate management is one of the most important considerations of Champlain portfolio managers and analysts when making investment decisions. Considerable weight is given to the recommendations of a company’s management and directors with respect to proxy issues. In some cases, unless such recommendations conflict with the interests of clients, votes will be cast in accordance with management recommendations. However, in certain cases, company recommendations may be in conflict with our assessment of sound governance practices and therefore not in the interests of clients, leading to votes in opposition to management. Champlain will strive for consistency in its proxy voting, but also acknowledges that there are no hard and fast rules guiding all situations. Individual proxy issues are always evaluated on their particular merits, and where conflicts arise between the interests of corporate management and the interests of Champlain clients, resolution is always in favor of the clients.

Policy on Board of Directors
Champlain believes that meaningful, independent oversight of corporate managers is a critical function of a company’s Board of Directors, and a cornerstone of sound corporate governance. To that end, we will support proposals seeking a majority of independent directors for the board, as well as proposals requiring independent directors for nominating, audit and compensation committees. Votes on individual director nominees are made on a case-by-case basis examining such factors as board and committee composition, past attendance record and governance efficacy. Votes for director nominees may be withheld in cases where a lack of independence, lack of material financial interest in the company, or evidence of poor past governance practices exists.

Policy on Audit Committee
Champlain believes that audit committees should be comprised of directors who are independent and financially literate, and shall vote in favor of such a structure. The audit committee should have the exclusive authority to hire independent auditors. We will generally withhold votes for audit committee members who approve significant non-audit relationships with outside auditors, as well as vote against ratification of the outside auditor when such relationships exist.

Policy on Proxy Contest Defenses / Anti-takeover Measures
Champlain generally opposes proxy contest defenses and anti-takeover measures since they tend to restrict shareholder rights and participation, and often limit the realization of maximum economic value. We support shareholder resolutions that reverse

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previously adopted anti-takeover measures or, in general, enhance shareholder rights. However, as with all proxy issues, we conduct a full review of each proposal and vote in the best interests of clients.

Anti-takeover measures generally opposed:
▪	Classification of the Board of Directors
▪	Shareholder rights plans (poison pills)
▪	Greenmail
▪	Supermajority rules to approve mergers or amend charter or bylaws
▪	Authority to place stock with disproportionate voting rights
▪	Golden Parachutes

Shareholder resolutions generally supported:
▪	Rescind or prohibit any of the above anti-takeover measures
▪	Annual voting of directors; repeal classified boards.
▪	Adoption of confidential voting
▪	Adoption of cumulative voting
▪	Redeem shareholder rights plans
▪	Proposals that require shareholder approval of rights plans (poison pills)

Policy on Capital Structure
Champlain considers disciplined capital use an essential component of effective corporate management. Therefore we carefully consider proposals to authorize increased common shares, and generally limit authorization to funding needs for the next twelve months or for compelling management uses. We will generally vote for proposals to increase common shares for a stock split. Other capital structure proposals, such as preferred stock, will be voted for on a case-by-case basis.

Policy on Executive and Director Compensation
Champlain believes stock based compensation plans must be very carefully analyzed to protect the economic interests of shareholders, while providing appropriate motivation for corporate managers. Such plans should be highly correlated to both individual and corporate performance. We will oppose all option plans with excessive transfer of shareholder wealth, in the form of dilution to shareholder equity and voting power, to corporate directors, executives and employees. Champlain will consider factors such as other corporate incentives, corporate performance, industry practices, and terms and duration of the option program in its decision. Although each plan will be voted on a case-by-case basis, we will generally vote against plans, which do not meet several criteria. Champlain standards for option plan approval include: (1) dilution of less than 2% per annum, (2) strike prices either indexed against a relevant industry or market benchmark, or set at a premium to the current stock price, (3) strike prices set systematically, (4) options cost expensed, and (5) any material revisions to plans requiring a shareholder vote. Champlain believes that these criteria will lead to votes in favor of plans that meet the ultimate goal of aligning management and shareholder interests, while providing reasonable economic incentives for managers. We will vote for proposals requiring shareholder approval to reprice options, and will generally vote against option strike price repricing. We withhold votes for director nominees in the event of option repricing without shareholder approval. Director compensation plans are viewed on a case-by-case basis, with the goal of protecting economic interests of shareholders and aligning interests of directors with shareholders. Employee Stock Purchase plans are voted on a case-by-case basis.

Policy on Mergers and Corporate Restructurings
All mergers, acquisitions and restructurings are voted on a case-by-case basis taking into account financial terms, benefits and acquisition price.

Social and Environmental Issues
In recent years, a number of shareholder resolutions have been placed in corporate proxy statements that would require a company to alter its normal business practices in order to comply with the sponsor’s view of corporate responsibility or citizenship. Examples of such proposals include requests that a company:

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▪	allow shareholder control of corporate charitable contributions
▪	exit the nuclear power business
▪	adopt the MacBride Principles
▪	adopt the Ceres Principles
▪	stop doing business with the US Department of Defense
▪	stop using animals for product testing
▪	make donations to a pro-life or pro-choice advocate
▪	stop donations to a pro-life or pro-choice advocate
▪	move its annual meeting to a town with better public transportation

While Champlain directors, officers, employees and clients may have personal views with respect to each of these and other issues; it is our corporate policy not to favor resolutions that would impose mandatory constraints on a company’s perceived ability to compete in the marketplace. In practice, this generally means voting against these shareholder resolutions.

Conflicts of Interest
▪	If there is a conflict of interest between the Champlain proxy voting policy and a client’s expressed voting policy, Champlain will vote the proxy in the manner the client has articulated.
▪	Champlain will identify any conflicts that exist between the interests of the adviser and the client by reviewing the relationship of Champlain with the issuer of each security to determine if Champlain or any of its employees has any financial, business or personal relationship with the issuer.
▪	If a material conflict of interest exists, the Proxy Voting Manager will determine whether it is appropriate to disclose the conflict to the affected clients, to give the clients an opportunity to vote the proxies themselves, or to address the voting issue through other objective means such as voting in a manner consistent with a predetermined voting policy or receiving an independent third party voting recommendation.
▪	Champlain will maintain a record of the voting resolution of any conflict of interest.

Voting Guidelines on Money Market Funds Held for Clients' Cash Sweep and Account Transition Holdings
Champlain will vote in line with management's recommendation on proxies for money market funds held for a client’s cash sweep, as well as for client holdings that Champlain has sold or is in the process of selling as part of an account transition.

Recordkeeping
The Proxy Voting Managers shall retain the following proxy records in accordance with the SEC’s five-year retention requirement:

▪	These policies and procedures and any amendments;
▪	A record of each vote that Champlain casts;
▪	A copy of each written request from a client for information on how Champlain voted such client’s proxies, and a copy of any written response.
▪	Any document Champlain creates that is material to making a decision on how to vote proxies, or that memorializes that decision.

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CHICAGO EQUITY PARTNERS, LLC
PROXY VOTING POLICIES AND PROCEDURES

Under Section 206, an investment adviser has a fiduciary duty to vote proxies in the best interests of the Client and to treat Clients fairly. As part of its fiduciary duty, Chicago Equity Partners (“CEP” or the “Firm”) may vote certain proxies on behalf of its Clients as described below, unless the Client has not given CEP discretion to vote proxies in its Advisory Agreement.

Under Rule 206(4)-6, each registered investment adviser is required to maintain a written policy regarding the voting of proxies, containing certain required information. CEP’s proxy voting policies are described below.

A.	GENERAL PRINCIPLES

When considering proxies for Client accounts, CEP’s primary objective is to make voting decisions solely in the best economic interest of its Clients.  In pursuing this policy, CEP will vote in a manner that is intended to maximize the value of Client assets.  The Investment Committee of the firm has delegated authority for proxy voting to a Proxy Committee. The Proxy Committee has the responsibility for developing and maintaining voting guidelines. In developing the voting guidelines the Proxy Committee relies on proxy recommendation services as well as public information made available by established proponents of responsible proxy voting. The guidelines reflect voting positions that are in the economic interest of the Clients of the Firm and in keeping with CEP’s role as a fiduciary, as defined by both the Advisers Act and ERISA. Where a voting guideline for a particular proxy proposal does not exist, CEP will generally vote in accordance with the recommendation made by the proxy recommendation service to which the Firm subscribes. The Firm currently engages Broadridge Investor Communication Solutions (the “Proxy Voting Agent”) to facilitate the voting of proxies through its ProxyEdge electronic voting platform. Proxy recommendation services are provided by Glass Lewis & Co.

B.	CONFLICTS OF INTEREST

CEP is sensitive to conflicts of interest that may arise in the proxy decision-making process and has identified the following potential conflicts of interest:

•	A principal of the Firm or any person involved in the proxy decision-making process currently serves on the company’s Board.

•	An immediate family member of a principal of the Firm or any person involved in the proxy decision-making process currently serves as a director or executive officer of the company.

•	The company is a Client of the Firm (or an affiliate of a Client), provided that any Client relationship that represents less than 2.5% of the Firm’s revenues or less than $75,000 in annual revenues shall be presumed to be immaterial.

This list is not intended to be exclusive.  All employees are obligated to disclose any potential conflict to the CCO.

If a material conflict is identified, proxies will be voted for that company in the following manner:

•	If CEP’s Voting Guidelines indicate a vote “For” or “Against” a specific issue, we will vote in accordance with such predetermined guidelines.

•	If the Voting Guidelines do not cover an issue or indicate a “case by case” analysis, we will follow the voting recommendation of our proxy recommendation service.

•	If the proxy recommendation service does not cover an issue, we will either seek the consent of Clients or the written recommendation of an independent third party.

C.	DISCLOSURE OF POLICIES AND PROCEDURES

The Firm will provide a summary of these policies and procedures in its Form ADV Part 2 to be furnished to Clients and investors.  The Firm will further provide a copy of these policies and procedures to any Client or investor upon request.  The CCO will maintain all documentation related to its proxy voting policy and disclosures, and related investor or Client communications, if any.

1.	Decisions Regarding Recommendations. The Proxy Voting Coordinator, generally the Chairman of the Proxy Committee, will review the recommendations made by the research provider and cast votes in accordance with the standard voting guidelines or if the proposal is not included in the standard voting guidelines the vote will be cast based on the recommendation of the Firm’s proxy recommendation provider.

2.	Recusal from Recommendations. Any employee who has a direct or indirect pecuniary interest in any issue presented for voting, or any relationship with the issuer, must so inform the CCO and recuse himself or herself from recommendations on how proxies with respect to that issuer are voted, until receiving further direction from the CCO.  In such case, the Firm will vote the proxy in accordance with its standard voting guidelines or the recommendation of the proxy recommendation provider.

3.	Client Requests. After the fact, Clients may request a summary of the particular proxy recommendations that the Firm made to the Client during the previous year or other period. The Sales, Client Service and Product Management Department will respond to such requests showing the recommendations and votes cast on behalf of the Client’s holdings.

D.	RECORDKEEPING

The Firm’s Proxy Voting Agent is responsible for maintaining the following records on behalf of the firm:

1.	Proxy statements (provided, however, that the Firm may rely on the Securities and Exchange Commission’s (the “SEC”) EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided the Firm with an undertaking to provide a copy of the proxy statement promptly upon request);

•	Records of votes cast;

•	Research and analysis regarding voting recommendations made;

The Firm’s Proxy Voting Coordinator is responsible for maintaining the following records:

•	Records of Client requests for voting information; and

•	Any records prepared by the Firm that were material to a proxy voting decision or that memorialized a decision.

Revised: December 2015

CLEARBRIDGE INVESTMENTS1

PROXY VOTING POLICIES AND PROCEDURES

AMENDED AS OF JANUARY 7, 2013

I.	Types of Accounts for Which ClearBridge Votes Proxies

II.	General Guidelines

III.	How ClearBridge Votes

IV.	Conflicts of Interest

A.	Procedures for Identifying Conflicts of Interest

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

C.	Third Party Proxy Voting Firm – Conflicts of Interest

V.	Voting Policy

A.	Election of Directors

B.	Proxy Contests

C.	Auditors

D.	Proxy Contest Defenses

E.	Tender Offer Defenses

F.	Miscellaneous Governance Provisions

G.	Capital Structure

H.	Executive and Director Compensation

I.	State of Incorporation

J.	Mergers and Corporate Restructuring

K.	Social and Environmental Issues

L.	Miscellaneous

VI.	Other Considerations

A.	Share Blocking

B.	Securities on Loan

VII.	Disclosure of Proxy Voting

VIII.	Recordkeeping and Oversight

[1]	This policy pertains to ClearBridge Investments, LLC and ClearBridge, LLC (collectively, “ClearBridge Investments” or “ClearBridge”).
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CLEARBRIDGE INVESTEMENTS
Proxy Voting Policies and Procedures

I.         TYPES OF ACCOUNTS FOR WHICH CLEARBRIDGE VOTES PROXIES

ClearBridge votes proxies for each client that has specifically authorized us to vote them in the investment management contract or otherwise and votes proxies for each ERISA account unless the plan document or investment advisory agreement specifically reserves the responsibility to vote proxies to the plan trustees or other named fiduciary.  These policies and procedures are intended to fulfill applicable requirements imposed on ClearBridge by the Investment Advisers Act of 1940, as amended, the Investment Company Act of 1940, as amended, and the Employee Retirement Income Security Act of 1974, as amended, and the rules and regulations adopted under these laws.

II.        GENERAL GUIDELINES

In voting proxies, we are guided by general fiduciary principles.  Our goal is to act prudently, solely in the best interest of the beneficial owners of the accounts we manage and, in the case of ERISA accounts, for the exclusive purpose of providing economic benefits to such persons.  We attempt to provide for the consideration of all factors that could affect the value of the investment and will vote proxies in the manner that we believe will be consistent with efforts to maximize shareholder values.

III.       HOW CLEARBRIDGE VOTES

Section V of these policies and procedures sets forth certain stated positions.  In the case of a proxy issue for which there is a stated position, we generally vote in accordance with the stated position.  In the case of a proxy issue for which there is a list of factors set forth in Section V that we consider in voting on such issue, we consider those factors and vote on a case-by-case basis in accordance with the general principles set forth above.  In the case of a proxy issue for which there is no stated position or list of factors that we consider in voting on such issue, we vote on a case-by-case basis in accordance with the general principles set forth above.  We may utilize an external service provider to provide us with information and/or a recommendation with regard to proxy votes but we are not required to follow any such recommendations.    The use of an external service provider does not relieve us of our responsibility for the proxy vote.

For routine matters, we usually vote according to our policy or the external service provider’s recommendation, although we are not obligated to do so and an individual portfolio manager may vote contrary to our policy or the recommendation of the external service provider.  If a matter is non-routine, e.g., management’s recommendation is different than that of the external service provider and ClearBridge is a significant holder or it is a significant holding for ClearBridge, the issues will be highlighted to the appropriate investment teams and their views solicited by members of the Proxy Committee.  Different investment teams may vote differently on the same issue, depending upon their assessment of clients’ best interests.

ClearBridge’s proxy voting process is overseen and coordinated by its Proxy Committee.

IV.       CONFLICTS OF INTEREST

In furtherance of ClearBridge’s goal to vote proxies in the best interests of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients.
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A.	Procedures for Identifying Conflicts of Interest

ClearBridge relies on the following to seek to identify conflicts of interest with respect to proxy voting:

1.	ClearBridge’s employees are periodically reminded of their obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships or personal or business relationships relating to another Legg Mason business unit, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s General Counsel/Chief Compliance Officer.

2.	ClearBridge’s finance area maintains and provides to ClearBridge Compliance and proxy voting personnel an up- to-date list of all client relationships that have historically accounted for or are projected to account for greater than 1% of ClearBridge’s net revenues.

3.	As a general matter, ClearBridge takes the position that relationships between a non-ClearBridge Legg Mason unit and an issuer (e.g., investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer because ClearBridge operates as an independent business unit from other Legg Mason business units and because of the existence of informational barriers between ClearBridge and certain other Legg Mason business units. As noted above, ClearBridge employees are under an obligation to bring such conflicts of interest, including conflicts of interest which may arise because of an attempt by another Legg Mason business unit or non-ClearBridge Legg Mason officer or employee to influence proxy voting by ClearBridge to the attention of ClearBridge Compliance.

4.	A list of issuers with respect to which ClearBridge has a potential conflict of interest in voting proxies on behalf of client accounts will be maintained by ClearBridge proxy voting personnel. ClearBridge will not vote proxies relating to such issuers until it has been determined that the conflict of interest is not material or a method for resolving the conflict of interest has been agreed upon and implemented, as described in Section IV below.

B.	Procedures for Assessing Materiality of Conflicts of Interest and for Addressing Material Conflicts of Interest

1.	ClearBridge maintains a Proxy Committee which, among other things, reviews and addresses conflicts of interest brought to its attention. The Proxy Committee is comprised of such ClearBridge personnel (and others, at ClearBridge’s request), as are designated from time to time. The current members of the Proxy Committee are set forth in the Proxy Committee’s Terms of Reference.

2.	All conflicts of interest identified pursuant to the procedures outlined in Section IV. A. must be brought to the attention of the Proxy Committee for resolution. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party generally is not brought to the attention of the Proxy Committee for a conflict of interest review because ClearBridge’s position is that any conflict of
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interest issues are resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party.

3.	The Proxy Committee will determine whether a conflict of interest is material. A conflict of interest will be considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting the proxy. All materiality determinations will be based on an assessment of the particular facts and circumstances. A written record of all materiality determinations made by the Proxy Committee will be maintained.

4.	If it is determined by the Proxy Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

5.	If it is determined by the Proxy Committee that a conflict of interest is material, the Proxy Committee will determine an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination shall be based on the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc. Such methods may include:

●	disclosing the conflict to clients and obtaining their consent before voting;

●	suggesting to clients that they engage another party to vote the proxy on their behalf;

●	in the case of a conflict of interest resulting from a particular employee’s personal relationships, removing such employee from the decision-making process with respect to such proxy vote; or

●	such other method as is deemed appropriate given the particular facts and circumstances, including the importance of the proxy issue, the nature of the conflict of interest, etc.*

A written record of the method used to resolve a material conflict of interest shall be maintained.

C.	Third Party Proxy Voting Firm - Conflicts of Interest

With respect to a third party proxy voting firm described herein, the Proxy Committee will periodically review and assess such firm’s policies, procedures and practices with respect to the disclosure and handling of conflicts of interest.

V.	VOTING POLICY

These are policy guidelines that can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account holding the shares being voted.  There may be occasions when different investment teams vote differently on the same issue.  A ClearBridge investment team (e.g., ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that

* Especially in the case of an apparent, as opposed to actual, conflict of interest, the Proxy Committee may resolve such conflict of interest by satisfying itself that ClearBridge’s proposed vote on a proxy issue is in the best interest of client accounts and is not being influenced by the conflict of interest.
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supplement these policies and procedures.  In addition, in the case of Taft-Hartley clients, ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Proxy Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

A.	Election of Directors

1.	Voting on Director Nominees in Uncontested Elections.

a.	We withhold our vote from a director nominee who:
●	attended less than 75 percent of the company’s board and committee meetings without a valid excuse (illness, service to the nation/local government, work on behalf of the company);

●	were members of the company’s board when such board failed to act on a shareholder proposal that received approval of a majority of shares cast for the previous two consecutive years;

●	received more than 50 percent withheld votes of the shares cast at the previous board election, and the company has failed to address the issue as to why;

●	is an insider where: (1) such person serves on any of the audit, compensation or nominating committees of the company’s board, (2) the company’s board performs the functions typically performed by a company’s audit, compensation and nominating committees, or (3) the full board is less than a majority independent (unless the director nominee is also the company CEO, in which case we will vote FOR);

●	is a member of the company’s audit committee, when excessive non-audit fees were paid to the auditor, or there are chronic control issues and an absence of established effective control mechanisms.

b.	We vote for all other director nominees.

2.	Chairman and CEO is the Same Person.

We vote on a case-by-case basis on shareholder proposals that would require the positions of the Chairman and CEO to be held by different persons.  We would generally vote FOR such a proposal unless there are compelling reasons to vote against the proposal, including:

●	Designation of a lead director
●	Majority of independent directors (supermajority)
●	All independent key committees
●	Size of the company (based on market capitalization)
●	Established governance guidelines
●	Company performance

3.	Majority of Independent Directors

a.	We vote for shareholder proposals that request that the board be comprised of a majority of independent directors. Generally that would require that the
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director have no connection to the company other than the board seat.  In determining whether an independent director is truly independent (e.g. when voting on a slate of director candidates), we consider certain factors including, but not necessarily limited to, the following:  whether the director or his/her company provided professional services to the company or its affiliates either currently or in the past year; whether the director has any transactional relationship with the company; whether the director is a significant customer or supplier of the company; whether the director is employed by a foundation or university that received significant grants or endowments from the company or its affiliates; and whether there are interlocking directorships.

b.	We vote for shareholder proposals that request that the board audit, compensation and/or nominating committees include independent directors exclusively.

4.	Stock Ownership Requirements

We vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.

5.	Term of Office

We vote against shareholder proposals to limit the tenure of independent directors.

6.	Director and Officer Indemnification and Liability Protection

a.	Subject to subparagraphs 2, 3, and 4 below, we vote for proposals concerning director and officer indemnification and liability protection.

b.	We vote for proposals to limit and against proposals to eliminate entirely director and officer liability for monetary damages for violating the duty of care.

c.	We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

d.	We vote for only those proposals that provide such expanded coverage noted in subparagraph 3 above in cases when a director’s or officer’s legal defense was unsuccessful if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (2) if only the director’s legal expenses would be covered.

7.	Director Qualifications

a.	We vote case-by-case on proposals that establish or amend director qualifications. Considerations include how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

b.	We vote against shareholder proposals requiring two candidates per board seat.

B.	Proxy Contests

1.	Voting for Director Nominees in Contested Elections
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We vote on a case-by-case basis in contested elections of directors.  Considerations include: chronology of events leading up to the proxy contest; qualifications of director nominees (incumbents and dissidents); for incumbents, whether the board is comprised of a majority of outside directors; whether key committees (i.e.: nominating, audit, compensation) comprise solely of independent outsiders; discussion with the respective portfolio manager(s).

2.	Reimburse Proxy Solicitation Expenses

We vote on a case-by-case basis on proposals to provide full reimbursement for dissidents waging a proxy contest.  Considerations include: identity of persons who will pay solicitation expenses; cost of solicitation; percentage that will be paid to proxy solicitation firms.

C.	Auditors

1.	Ratifying Auditors

We vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position or there is reason to believe the independent auditor has not followed the highest level of ethical conduct.  Specifically, we will vote to ratify auditors if the auditors only provide the company audit services and such other audit-related and non-audit services the provision of which will not cause such auditors to lose their independence under applicable laws, rules and regulations.

2.	Financial Statements and Director and Auditor Reports

We generally vote for management proposals seeking approval of financial accounts and reports and the discharge of management and supervisory board members, unless there is concern about the past actions of the company’s auditors or directors.

3.	Remuneration of Auditors

We vote for proposals to authorize the board or an audit committee of the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company.

4.	Indemnification of Auditors

We vote against proposals to indemnify auditors.

D.	Proxy Contest Defenses

1.	Board Structure: Staggered vs. Annual Elections

a.	We vote against proposals to classify the board.

b.	We vote for proposals to repeal classified boards and to elect all directors annually.
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2.	Shareholder Ability to Remove Directors

a.	We vote against proposals that provide that directors may be removed only for cause.

b.	We vote for proposals to restore shareholder ability to remove directors with or without cause.

c.	We vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

d.	We vote for proposals that permit shareholders to elect directors to fill board vacancies.

3.	Cumulative Voting

a.	If plurality voting is in place for uncontested director elections, we vote for proposals to permit or restore cumulative voting.

b.	If majority voting is in place for uncontested director elections, we vote against cumulative voting.

c.	If plurality voting is in place for uncontested director elections, and proposals to adopt both cumulative voting and majority voting are on the same slate, we vote for majority voting and against cumulative voting.

4.	Majority Voting

We vote for non-binding and/or binding resolutions requesting that the board amend a company’s by-laws to stipulate that directors need to be elected with an affirmative majority of the votes cast, provided that it does not conflict with the state law where the company is incorporated.  In addition, all resolutions need to provide for a carve-out for a plurality vote standard when there are more nominees than board seats (i.e. contested election).  In addition, ClearBridge strongly encourages companies to adopt a post-election director resignation policy setting guidelines for the company to follow to promptly address situations involving holdover directors.

5.	Shareholder Ability to Call Special Meetings

a.	We vote against proposals to restrict or prohibit shareholder ability to call special meetings.

b.	We vote for proposals that provide shareholders with the ability to call special meetings, taking into account a minimum ownership threshold of 10 percent (and investor ownership structure, depending on bylaws).

6.	Shareholder Ability to Act by Written Consent

a.	We vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

b.	We vote for proposals to allow or make easier shareholder action by written consent.
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7.	Shareholder Ability to Alter the Size of the Board

a.	We vote for proposals that seek to fix the size of the board.

b.	We vote against proposals that give management the ability to alter the size of the board without shareholder approval.

8.	Advance Notice Proposals

We vote on advance notice proposals on a case-by-case basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

9.	Amendment of By-Laws

a.	We vote against proposals giving the board exclusive authority to amend the by-laws.

b.	We vote for proposals giving the board the ability to amend the by-laws in addition to shareholders.

10.	Article Amendments (not otherwise covered by ClearBridge Proxy Voting Policies and Procedures).

We review on a case-by-case basis all proposals seeking amendments to the articles of association.

We vote for article amendments if:

●	shareholder rights are protected;
●	there is negligible or positive impact on shareholder value;
●	management provides adequate reasons for the amendments; and
●	the company is required to do so by law (if applicable).

E.	Tender Offer Defenses

1.	Poison Pills

a.	We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

b.	We vote on a case-by-case basis on shareholder proposals to redeem a company’s poison pill. Considerations include: when the plan was originally adopted; financial condition of the company; terms of the poison pill.

c.	We vote on a case-by-case basis on management proposals to ratify a poison pill. Considerations include: sunset provision - poison pill is submitted to shareholders for ratification or rejection every 2 to 3 years; shareholder redemption feature -10% of the shares may call a special meeting or seek a written consent to vote on rescinding the rights plan.

2.	Fair Price Provisions
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a.	We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

b.	We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

3.	Greenmail

a.	We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

b.	We vote on a case-by-case basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

4.	Unequal Voting Rights

a.	We vote against dual class exchange offers.

b.	We vote against dual class re-capitalization.

5.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

a.	We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

6.	Supermajority Shareholder Vote Requirement to Approve Mergers

a.	We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

b.	We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

7.	White Squire Placements

We vote for shareholder proposals to require approval of blank check preferred stock issues.

F.	Miscellaneous Governance Provisions

1.	Confidential Voting

a.	We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: in the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

b.	We vote for management proposals to adopt confidential voting subject to the proviso for contested elections set forth in sub-paragraph A.1 above.
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2.    Equal Access

We vote for shareholder proposals that would allow significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting recommendations on proxy proposals and director nominees, and in order to nominate their own candidates to the board.

3.    Bundled Proposals

We vote on a case-by-case basis on bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests and therefore not in the best interests of the beneficial owners of accounts, we vote against the proposals.  If the combined effect is positive, we support such proposals.

4.    Shareholder Advisory Committees

We vote on a case-by-case basis on proposals to establish a shareholder advisory committee. Considerations include: rationale and cost to the firm to form such a committee.  We generally vote against such proposals if the board and key nominating committees are comprised solely of independent/outside directors.

5.    Other Business

We vote for proposals that seek to bring forth other business matters.

6.    Adjourn Meeting

We vote on a case-by-case basis on proposals that seek to adjourn a shareholder meeting in order to solicit additional votes.

7.    Lack of Information

We vote against proposals if a company fails to provide shareholders with adequate information upon which to base their voting decision.

G.	Capital Structure

1.	Common Stock Authorization

a.	We vote on a case-by-case basis on proposals to increase the number of shares of common stock authorized for issue, except as described in paragraph 2 below.

b.	Subject to paragraph 3, below we vote for the approval requesting increases in authorized shares if the company meets certain criteria:

●	Company has already issued a certain percentage (i.e. greater than 50%) of the company’s allotment.

●	The proposed increase is reasonable (i.e. less than 150% of current inventory) based on an analysis of the company’s historical stock management or future growth outlook of the company.
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c.	We vote on a case-by-case basis, based on the input of affected portfolio managers, if holding is greater than 1% of an account.

2.	Stock Distributions: Splits and Dividends

We vote on a case-by-case basis on management proposals to increase common share authorization for a stock split, provided that the split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the split.

3.	Reverse Stock Splits

We vote for management proposals to implement a reverse stock split, provided that the reverse split does not result in an increase of authorized but unissued shares of more than 100% after giving effect to the shares needed for the reverse split.

4.	Blank Check Preferred Stock

a.	We vote against proposals to create, authorize or increase the number of shares with regard to blank check preferred stock with unspecified voting, conversion, dividend distribution and other rights.
b.	We vote for proposals to create “declawed” blank check preferred stock (stock that cannot be used as a takeover defense).

c.	We vote for proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

d.	We vote for proposals requiring a shareholder vote for blank check preferred stock issues.

5.	Adjust Par Value of Common Stock

We vote for management proposals to reduce the par value of common stock.

6.    Preemptive Rights

a.	We vote on a case-by-case basis for shareholder proposals seeking to establish them and consider the following factors:

●	Size of the Company.

●	Characteristics of the size of the holding (holder owning more than 1% of the outstanding shares).

●	Percentage of the rights offering (rule of thumb less than 5%).

b.	We vote on a case-by-case basis for shareholder proposals seeking the elimination of pre-emptive rights.

7.	Debt Restructuring
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We vote on a case-by-case basis for proposals to increase common and/or preferred shares and to issue shares as part of a debt-restructuring plan.  Generally, we approve proposals that facilitate debt restructuring.

8.	Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

9.	Dual-Class Stock

We vote for proposals to create a new class of nonvoting or sub voting common stock if:

●	It is intended for financing purposes with minimal or no dilution to current shareholders
●	It is not designed to preserve the voting power of an insider or significant shareholder

10.	Issue Stock for Use with Rights Plan

We vote against proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).

11.	Debt Issuance Requests

When evaluating a debt issuance request, the issuing company’s present financial situation is examined.  The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level.  A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process.  A gearing level up to 100 percent is considered acceptable.

We vote for debt issuances for companies when the gearing level is between zero and 100 percent.

We view on a case-by-case basis proposals where the issuance of debt will result in the gearing level being greater than 100 percent.  Any proposed debt issuance is compared to industry and market standards.

12.	Financing Plans

We generally vote for the adopting of financing plans if we believe they are in the best economic interests of shareholders.

H.	Executive and Director Compensation

In general, we vote for executive and director compensation plans, with the view that viable compensation programs reward the creation of stockholder wealth by having high payout sensitivity to increases in shareholder value.  Certain factors, however, such as repricing underwater stock options without shareholder approval, would cause us to vote against a plan.  Additionally, in some cases we would vote against a plan deemed unnecessary.

1.   OBRA-Related Compensation Proposals
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a.	Amendments that Place a Cap on Annual Grant or Amend Administrative Features

We vote for plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

b.    Amendments to Added Performance-Based Goals

We vote for amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of the Internal Revenue Code.

c.    Amendments to Increase Shares and Retain Tax Deductions Under OBRA

We vote for amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) the Internal Revenue Code.

d.    Approval of Cash or Cash-and-Stock Bonus Plans

We vote for cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of the Internal Revenue Code.

2.    Expensing of Options

We vote for proposals to expense stock options on financial statements.

3.    Index Stock Options

We vote on a case by case basis with respect to proposals seeking to index stock options.  Considerations include whether the issuer expenses stock options on its financial statements and whether the issuer’s compensation committee is comprised solely of independent directors.

4.    Shareholder Proposals to Limit Executive and Director Pay

a.	We vote on a case-by-case basis on all shareholder proposals that seek additional disclosure of executive and director pay information. Considerations include: cost and form of disclosure. We vote for such proposals if additional disclosure is relevant to shareholder’s needs and would not put the company at a competitive disadvantage relative to its industry.

b.	We vote on a case-by-case basis on all other shareholder proposals that seek to limit executive and director pay.

We have a policy of voting to reasonably limit the level of options and other equity-based compensation arrangements available to management to reasonably limit shareholder dilution and management compensation.  For options and equity-based compensation arrangements, we vote FOR proposals or amendments that would result in the available awards being less than 10% of fully diluted outstanding shares (i.e. if the combined total of shares, common share equivalents and options available to be awarded under all current and proposed compensation plans is less than 10%
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of fully diluted shares).  In the event the available awards exceed the 10% threshold, we would also consider the % relative to the common practice of its specific industry (e.g. technology firms).  Other considerations would include, without limitation, the following:

●	Compensation committee comprised of independent outside directors
●	Maximum award limits
●	Repricing without shareholder approval prohibited
●	3-year average burn rate for company
●	Plan administrator has authority to accelerate the vesting of awards
●	Shares under the plan subject to performance criteria

5.	Golden Parachutes

a.	We vote for shareholder proposals to have golden parachutes submitted for shareholder ratification.

b.	We vote on a case-by-case basis on all proposals to ratify or cancel golden parachutes. Considerations include: the amount should not exceed 3 times average base salary plus guaranteed benefits; golden parachute should be less attractive than an ongoing employment opportunity with the firm.

6.	Golden Coffins

a.	We vote for shareholder proposals that request a company not to make any death benefit payments to senior executives’ estates or beneficiaries, or pay premiums in respect to any life insurance policy covering a senior executive’s life (“golden coffin”). We carve out benefits provided under a plan, policy or arrangement applicable to a broader group of employees, such as offering group universal life insurance.

b.	We vote for shareholder proposals that request shareholder approval of survivor benefits for future agreements that, following the death of a senior executive, would obligate the company to make payments or awards not earned.

7.	Anti Tax Gross-up Policy

a.	We vote for proposals that ask a company to adopt a policy whereby it will not make, or promise to make, any tax gross-up payment to its senior executives, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy; we also vote for proposals that ask management to put gross-up payments to a shareholder vote.

b.	We vote against proposals where a company will make, or promise to make, any tax gross-up payment to its senior executives without a shareholder vote, except for tax gross-ups provided pursuant to a plan, policy, or arrangement applicable to management employees of the company generally, such as relocation or expatriate tax equalization policy.

8.	Employee Stock Ownership Plans (ESOPs)
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We vote for proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than five percent of outstanding shares).

9.	Employee Stock Purchase Plans

a.	We vote for qualified plans where all of the following apply:

●	The purchase price is at least 85 percent of fair market value
●	The offering period is 27 months or less
●	The number of shares allocated to the plan is five percent or less of outstanding shares

If the above do not apply, we vote on a case-by-case basis.

b.	We vote for non-qualified plans where all of the following apply:

●	All employees of the company are eligible to participate (excluding 5 percent or more beneficial owners)
●	There are limits on employee contribution (ex: fixed dollar amount)
●	There is a company matching contribution with a maximum of 25 percent of an employee’s contribution
●	There is no discount on the stock price on purchase date (since there is a company match)

If the above do not apply, we vote against the non-qualified employee stock purchase plan.

10.	401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees.

11.	Stock Compensation Plans

a.	We vote for stock compensation plans which provide a dollar-for-dollar cash for stock exchange.

b.	We vote on a case-by-case basis for stock compensation plans which do not provide a dollar-for-dollar cash for stock exchange using a quantitative model.

12.	Directors Retirement Plans

a.	We vote against retirement plans for non-employee directors.

b.	We vote for shareholder proposals to eliminate retirement plans for non-employee directors.

13.	Management Proposals to Reprice Options

We vote on a case-by-case basis on management proposals seeking approval to reprice options.  Considerations include the following:
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●	Historic trading patterns
●	Rationale for the repricing
●	Value-for-value exchange
●	Option vesting
●	Term of the option
●	Exercise price
●	Participation

14.	Shareholder Proposals Recording Executive and Director Pay

a.	We vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

b.	We vote against shareholder proposals requiring director fees be paid in stock only.

c.	We vote for shareholder proposals to put option repricing to a shareholder vote.

d.	We vote for shareholder proposals that call for a non-binding advisory vote on executive pay (“say-on-pay”). Company boards would adopt a policy giving shareholders the opportunity at each annual meeting to vote on an advisory resolution to ratify the compensation of the named executive officers set forth in the proxy statement’s summary compensation table.

e.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

f.	We vote on a case-by-case basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

15.	Management Proposals On Executive Compensation

a.	For non-binding advisory votes on executive officer compensation, when management and the external service provider agree, we vote for the proposal. When management and the external service provider disagree, the proposal becomes a refer item. In the case of a Refer item, the factors under consideration will include the following:

●	Company performance over the last 1-, 3- and 5-year periods on a total shareholder return basis
●	Performance metrics for short- and long-term incentive programs
●	CEO pay relative to company performance (is there a misalignment)
●	Tax gross-ups to senior executives
●	Change-in-control arrangements
●	Presence of a clawback provision, ownership guidelines, or stock holding requirements for senior executives

b.	We vote “annual” for the frequency of say-on-pay proposals rather than once every two or three years.

16.	Stock Retention / Holding Period of Equity Awards

We vote on a case-by-case basis on shareholder proposals asking companies to adopt policies requiring senior executives to retain all or a significant (>50 percent) portion of their shares acquired through equity compensation plans, either:

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●	While employed and/or for one to two years following the termination of their employment; or
●	For a substantial period following the lapse of all other vesting requirements for the award, with ratable release of a portion of the shares annually during the lock-up period

The following factors will be taken into consideration:

●	Whether the company has any holding period, retention ratio, or named executive officer ownership requirements currently in place
●	Actual stock ownership of the company’s named executive officers
●	Policies aimed at mitigating risk taking by senior executives
●	Pay practices at the company that we deem problematic

I.	State/Country of Incorporation

1.	Voting on State Takeover Statutes

a.	We vote for proposals to opt out of state freeze-out provisions.

b.	We vote for proposals to opt out of state disgorgement provisions.

2.	Voting on Re-incorporation Proposals

We vote on a case-by-case basis on proposals to change a company’s state or country of incorporation.  Considerations include: reasons for re-incorporation (i.e. financial, restructuring, etc); advantages/benefits for change (i.e. lower taxes); compare the differences in state/country laws governing the corporation.

3.	Control Share Acquisition Provisions

a.	We vote against proposals to amend the charter to include control share acquisition provisions.

b.	We vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

c.	We vote for proposals to restore voting rights to the control shares.

d.	We vote for proposals to opt out of control share cashout statutes.

J.	Mergers and Corporate Restructuring

1.	Mergers and Acquisitions

We vote on a case-by-case basis on mergers and acquisitions.  Considerations include: benefits/advantages of the combined companies (i.e. economies of scale, operating synergies, increase in market power/share, etc…); offer price (premium or discount); change in the capital structure; impact on shareholder rights.

2.	Corporate Restructuring

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We vote on a case-by-case basis on corporate restructuring proposals involving minority squeeze outs and leveraged buyouts. Considerations include: offer price, other alternatives/offers considered and review of fairness opinions.

3.	Spin-offs

We vote on a case-by-case basis on spin-offs.  Considerations include the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

4.	Asset Sales

We vote on a case-by-case basis on asset sales.  Considerations include the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

5.	Liquidations

We vote on a case-by-case basis on liquidations after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

6.	Appraisal Rights

We vote for proposals to restore, or provide shareholders with, rights of appraisal.

7.	Changing Corporate Name

We vote for proposals to change the “corporate name”, unless the proposed name change bears a negative connotation.

8.	Conversion of Securities

We vote on a case-by-case basis on proposals regarding conversion of securities.  Considerations include the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

9.	Stakeholder Provisions

We vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

K.	Social and Environmental Issues

1.	In general we vote on a case-by-case basis on shareholder social and environmental proposals, on the basis that their impact on share value may be difficult to quantify. In most cases, however, we vote for disclosure reports that seek additional information, particularly when it appears the company has not adequately addressed shareholders’ social and environmental concerns. In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

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a.	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;

b.	the percentage of sales, assets and earnings affected;

c.	the degree to which the company’s stated position on the issues could affect its reputation or sales, or leave it vulnerable to boycott or selective purchasing;

d.	whether the issues presented should be dealt with through government or company-specific action;

e.	whether the company has already responded in some appropriate manner to the request embodied in a proposal;

f.	whether the company’s analysis and voting recommendation to shareholders is persuasive;

g.	what other companies have done in response to the issue;

h.	whether the proposal itself is well framed and reasonable;

i.	whether implementation of the proposal would achieve the objectives sought in the proposal; and

j.	whether the subject of the proposal is best left to the discretion of the board.

2.	Among the social and environmental issues to which we apply this analysis are the following:

a.	Energy Efficiency and Resource Utilization

b.	Environmental Impact and Climate Change

c.	Human Rights and Impact on Communities of Corporate Activities

d.	Equal Employment Opportunity and Non Discrimination

e.	ILO Standards and Child/Slave Labor

f.	Product Integrity and Marketing

g.	Sustainability Reporting

h.	Board Representation

i.	Animal Welfare

L.	Miscellaneous

1.	Charitable Contributions

We vote against proposals to eliminate, direct or otherwise restrict charitable contributions.

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2.	Political Contributions

In general, we vote on a case-by-case basis on shareholder proposals pertaining to political contributions.  In determining our vote on political contribution proposals we consider, among other things, the following:

●	Does the company have a political contributions policy publicly available
●	How extensive is the disclosure on these documents
●	What oversight mechanisms the company has in place for approving/reviewing political contributions and expenditures
●	Does the company provide information on its trade association expenditures
●	Total amount of political expenditure by the company in recent history

3.	Operational Items

a.	We vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

b.	We vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

c.	We vote for by-law or charter changes that are of a housekeeping nature (updates or corrections).

d.	We vote for management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.

e.	We vote against shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

f.	We vote against proposals to approve other business when it appears as voting item.

4.	Routine Agenda Items

In some markets, shareholders are routinely asked to approve:

●	the opening of the shareholder meeting
●	that the meeting has been convened under local regulatory requirements
●	the presence of a quorum
●	the agenda for the shareholder meeting
●	the election of the chair of the meeting
●	regulatory filings
●	the allowance of questions
●	the publication of minutes
●	the closing of the shareholder meeting

We generally vote for these and similar routine management proposals.

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5.	Allocation of Income and Dividends

We generally vote for management proposals concerning allocation of income and the distribution of dividends, unless the amount of the distribution is consistently and unusually small or large.

6.	Stock (Scrip) Dividend Alternatives

a.	We vote for most stock (scrip) dividend proposals.

b.	We vote against proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

ClearBridge has determined that registered investment companies, particularly closed end investment companies, raise special policy issues making specific voting guidelines frequently inapplicable.  To the extent that ClearBridge has proxy voting authority with respect to shares of registered investment companies, ClearBridge shall vote such shares in the best interest of client accounts and subject to the general fiduciary principles set forth herein without regard to the specific voting guidelines set forth in Section V. A. through L.

The voting policy guidelines set forth in Section V may be changed from time to time by ClearBridge in its sole discretion.

VI.	OTHER CONSIDERATIONS

In certain situations, ClearBridge may determine not to vote proxies on behalf of a client because ClearBridge believes that the expected benefit to the client of voting shares is outweighed by countervailing considerations. Examples of situations in which ClearBridge may determine not to vote proxies on behalf of a client include:

A.        Share Blocking

Proxy voting in certain countries requires “share blocking.”  This means that shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting (e.g. one week) with a designated depositary.  During the blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares have been returned to client accounts by the designated depositary.  In deciding whether to vote shares subject to share blocking, ClearBridge will consider and weigh, based on the particular facts and circumstances, the expected benefit to clients of voting in relation to the detriment to clients of not being able to sell such shares during the applicable period.

B        Securities on Loan

Certain clients of ClearBridge, such as an institutional client or a mutual fund for which ClearBridge acts as a sub-adviser, may engage in securities lending with respect to the securities in their accounts.  ClearBridge typically does not direct or oversee such securities lending activities.  To the extent feasible and practical under the circumstances, ClearBridge will request that the client recall shares that are on loan so that such shares can be voted if ClearBridge believes that the expected benefit to the client of voting such shares outweighs the detriment to the client of recalling such shares (e.g., foregone income).  The ability to timely recall shares for proxy voting purposes typically is not entirely within the control of ClearBridge and requires the cooperation of the client and its
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other service providers.  Under certain circumstances, the recall of shares in time for such shares to be voted may not be possible due to applicable proxy voting record dates and administrative considerations.

VII.	DISCLOSURE OF PROXY VOTING

ClearBridge employees may not disclose to others outside of ClearBridge (including employees of other Legg Mason business units) how ClearBridge intends to vote a proxy absent prior approval from ClearBridge’s General Counsel/Chief Compliance Officer, except that a ClearBridge investment professional may disclose to a third party (other than an employee of another Legg Mason business unit) how s/he intends to vote without obtaining prior approval from  ClearBridge’s  General Counsel/Chief Compliance Officer if (1) the disclosure is intended to facilitate a discussion of publicly available information by ClearBridge personnel with a representative of a company whose securities are the subject of the proxy, (2) the company’s market capitalization exceeds $1 billion and (3) ClearBridge has voting power with respect to less than 5% of the outstanding common stock of the company.

If a ClearBridge employee receives a request to disclose ClearBridge’s proxy voting intentions to, or is otherwise contacted by, another person outside of ClearBridge (including an employee of another Legg Mason business unit) in connection with an upcoming proxy voting matter, he/she should immediately notify ClearBridge’s General Counsel/Chief Compliance Officer.

If a portfolio manager wants to take a public stance with regards to a proxy, s/he must consult with ClearBridge’s General Counsel/Chief Compliance Officer before making or issuing a public statement.

VIII.	RECORDKEEPING AND OVERSIGHT

ClearBridge shall maintain the following records relating to proxy voting:

●	a copy of these policies and procedures;
●	a copy of each proxy form (as voted);
●	a copy of each proxy solicitation (including proxy statements) and related materials with regard to each vote;
●	documentation relating to the identification and resolution of conflicts of interest;
●	any documents created by ClearBridge that were material to a proxy voting decision or that memorialized the basis for that decision; and
●	a copy of each written client request for information on how ClearBridge voted proxies on behalf of the client, and a copy of any written response by ClearBridge to any (written or oral) client request for information on how ClearBridge voted proxies on behalf of the requesting client.

Such records shall be maintained and preserved in an easily accessible place for a period of not less than six years from the end of the fiscal year during which the last entry was made on such record, the first two years in an appropriate office of the ClearBridge adviser.

To the extent that ClearBridge is authorized to vote proxies for  a United States Registered Investment Company, ClearBridge shall maintain such records as are necessary to allow such fund to comply with its recordkeeping, reporting and disclosure obligations under applicable laws, rules and regulations.

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In lieu of keeping copies of proxy statements, ClearBridge may rely on proxy statements filed on the EDGAR system as well as on third party records of proxy statements and votes cast if the third party provides an undertaking to provide the documents promptly upon request.
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COOKE & BIELER, L.P.

PROXY POLICY

Cooke & Bieler, L.P. has a fiduciary obligation to vote client proxies in the best interest of our clients.  We believe that our fiduciary duty is to protect and enhance the economic interests of the beneficial owner of the securities which are under our supervision.  In determining how to vote on a particular issue, the firm will consider the opinion of management and the effect on management as well as the effect on shareholder value and the issuer's business practices.  In addition, Cooke & Bieler will consider the voting recommendations of third parties, such as proxy services firms or other organizations or associations (e.g., the AFL-CIO, RMG or Glass Lewis), but these recommendations are not determinative.  The firm will also consider the views of third parties when revising its proxy voting policies, procedures or guidelines.

Cooke & Bieler utilizes the services of an outside proxy firm, currently Broadridge, to act as agent for the proxy process and to maintain records on proxy votes for our clients and Glass Lewis to provide the proxy research on companies.  In the rare situation where a custodian does not have a relationship with Broadridge, we may use a different proxy voting vendor but continue to use Glass Lewis as the research provider.  Proxy statements are thoroughly reviewed by the portfolio manager most familiar with the company to ensure that proxies are voted in the best interest of our clients.  Cooke & Bieler defines the best interest of the client to mean the best economic interest of the shareholders of the company.

The following guidelines have been established to ensure voting which is consistent with our fiduciary responsibility.  While we follow the guidelines listed below, each vote is ultimately cast on a case-by-case basis, taking into consideration all the relevant facts and circumstances at the time of the vote.

I. The Board of Directors

A.      Voting on Director Nominees in Elections

Votes on director nominees are made on a case-by-case basis, examining the following factors:

•	long-term corporate performance and stock price
•	composition of board and key board committees
•	nominee’s attendance at meetings
•	track record
•	if contested- background of proxy contest, qualifications of both slates of nominees, what they are offering and likelihood objectives can be met

B.      Separation of Chairman and CEO

We generally vote case-by-case shareholder proposals asking that the chairman and CEO positions be separated (independent chairman).  We believe in most cases, an independent chairman would be better suited to oversee the board and the company’s management, assess performance and ensure that shareholder interests are being served.  However sometimes we believe that the individual is capable of fulfilling both roles especially when the company’s performance has been strong under the leadership of this individual.

C.      Majority of Independent Directors

We vote for shareholder proposals that request that the board be comprised of a majority of independent directors.  We believe that a majority of independent directors helps to facilitate objective decision making and enhances accountability to shareholders.

D.      Stock Ownership Requirements

We typically vote against shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director, or to remain on the board.  Requiring stock ownership may limit the number of persons qualified to be on the board.  We believe a director can serve the company well regardless of the extent of his or her ownership.

E.      Term of Office

We vote against shareholder proposals to limit the tenure of outside directors because this may result in prohibiting the service of directors who significantly contribute to the company’s success and represent shareholders’ interest effectively.

F.      Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

We vote against proposals to limit or eliminate entirely director and officer liability for monetary damages for violating the duty of care.

We vote against indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote for only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if:  (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and (2) only if the director’s legal expenses would be covered.

G.      Charitable Contributions

We vote against shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

H.      Requiring Majority Voting for Election of Directors

We typically vote for requiring majority voting for election of directors

I.      Requiring Two Director Nominations Per Open Seat

We vote against shareholder proposals requiring two candidates per board seat.

II. Proxy Contests

A.      Reimburse Proxy Solicitation Expenses

Decisions to provide full reimbursement for dissidents waging a proxy contest are made on a case-by-case basis after reviewing:

•	the identity of the persons who will pay the expenses;
•	estimated total cost of solicitation;
•	fees to be paid to proxy solicitation firms; and
•	when applicable, terms of a proxy contest settlement.

III. Auditors

A.      Ratifying Auditors

We generally vote for ratifying auditors unless they have a financial interest in or association with the company, and are therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or finally if non-audit service fees are excessive.

IV. Proxy Contest Defenses

A.      Board Structure:  Staggered vs. Annual Elections

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and to elect all directors annually.

B.      Cumulative Voting

We review on a case-by-case basis proposals to permit/eliminate cumulative voting.  We weigh the positive of enhancing the ability of minority shareholders to concentrate support with the negative that this may be used destructively by a minority of shareholders with extreme points of view.  We consider:

•	Historical shareholder-friendliness of said corporation;
•	Past dealings with minority shareholders;
•	Conflicts of interest

C.      Shareholder Ability to Call Special Meetings

We review on a case-by-case basis proposals to permit/eliminate shareholder’s ability to call special meetings.  We consider how shareholder friendly the company is as we believe that this right may be abused by special interests at the expense of the majority of shareholders.

V. Tender Offer Defenses

A.      Poison Pills

We vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

We review on a case-by-case basis shareholder proposal to redeem or ratify a company’s poison pill.  We consider the trigger, value of the NOLs, terms and conditions, and shareholder protection mechanisms.

B.	Fair Price Provisions

We review on a case-by-case basis fair price proposals.   We evaluate vote required to approve the proposed acquisition, the vote required to repeal the fair price provisions, and the mechanism for determining the fair price.

C.      Supermajority Shareholder Vote Requirement

We vote against management proposals to require a supermajority shareholder vote.

We vote for shareholder proposals to lower supermajority shareholder vote requirements.

VI. Miscellaneous Governance Provisions

A.      Confidential Voting

We vote for management proposals to adopt confidential voting.

We vote for shareholder proposals that request corporations to adopt confidential voting, use independent tabulators and use independent inspectors of election as long as the proposals include clauses for proxy contests as follow:  In the case of a contested election, management is permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place.  If the dissidents do not agree, the confidential voting policy is waived.

B.      Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, we examine the benefits and costs of the packages items.  In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals.  If the combined effect is positive, we support such proposals.

VII. Capital Structure

A.      Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.  We will make an assessment regarding:

•	the need for the increase;
•	the percentage increase with respect to the existing authorization;
•	voting rights of the stock;
•	overall capitalization structures;
•	board’s governance structure and practices;
•	whether company is in danger of being de-listed or if going concern is an issue.

B.	Stock Splits

We will vote for management proposals to implement a stock split.

C.      Reverse Stock Splits

We vote for management’s proposals to implement a reverse stock split.  We will generally support a reverse stock split if management provides a reasonable justification for the split and if the reverse stock split would proportionately reduce number of authorized shares.

D.      Preemptive Rights

We review on a case-by-case basis proposals to create or abolish preemptive rights.  In evaluating proposals on preemptive rights, we look at the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

E.      Share Repurchase Programs

We vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

F.      Approve Distribution of Dividend

We typically vote for management proposals to distribute a dividend in which the financial stability of the company will not be affected.

VIII. Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, with the view that viable compensation programs are designed to attract, retain and motivate talented executives and outside directors.  In evaluating a pay plan, we weigh the need to attract and retain qualified people against the implications for dilution and transfer of shareholder wealth.

A.	Shareholder Proposals to Limit Executive and Directors Pay

We review on a case-by-case basis all shareholder proposals that seek additional disclosure of executive and director pay information.

We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

B.      Golden and Tin Parachutes

We vote for shareholder proposals to have golden and tin parachutes submitted for shareholder ratification.

We review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes.

C.      Employee Stock Ownership Plans (ESOPs)

We vote review on a case-by-case basis proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs.

D.     401(k) Employee Benefit Plans

We vote for proposals to implement a 401(k) savings plan for employees since this will help attract and retain quality personnel.

E.      Pay for Superior Performance

We typically vote for proposals that incentivize company’s executives based off of performance.  We consider the following factors:

•       type of industry
•       stage of business cycle
•       appropriateness of current incentive programs
•       performance of company with current incentive program

F.      Restrictions on Golden Coffin Compensations

We vote for proposals calling companies to adopt policies that require obtaining shareholder approval for payments after the death of a senior executive

We typically vote for proposals that reduce the use of golden coffin type payments.

G.      Limit Supplemental Executive Retirement Plans (SERPs)

We generally vote for proposals that require putting extraordinary benefits contained in SERP agreements to shareholder vote.
We also generally vote for shareholder proposals requesting to limit extraordinary executive benefits provided under company’s SERP.

H.      Advisory Vote on Executive Compensation

We generally vote for shareholder proposals that call for non-binding shareholder ratification of compensation of executive officers.

I.      Stock Retention/Holding Period Requirements

We evaluate on a case by case basis shareholder proposals asking companies to adopt policies requiring executive officers to retain a certain percentage of shares acquired while employed at the company.  We consider the following factors:

•	actual officer stock ownership
•	degree to which current requirements differ from proponent’s suggested holding period/retention ratio
•	current and past problematic pay practices

J.      Tax Gross-Up Proposals

We generally vote against proposals calling for companies to adopt a policy providing tax gross-up payments to executives.

IX. State of Incorporation

A.      Voting on State Takeover Statues

We review on a case-by-case basis proposals to opt out of state takeover statutes.  We consider the following factors:

•      the power the statute vests with the issuer’s board;
•      the potential for the statute to empower the board to negotiate a better deal for shareholders;
•      provisions incorporated.

B.      Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.  A company may choose to reincorporate under the laws of a different state for many reasons, including:

•	taxation;
•	comparison of corporation laws of original state and destination state
•	the level of corporate experience of the state court;
•	reason for reincorporation
•	comparison of company’s governance practices and provisions prior to and following reincorporation.

X. Mergers and Corporate Restructurings

A.      Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the following:

   •      anticipated financial and operating benefits;
   •      offer price (cost vs. premium);
   •      prospects of the combined companies;
   •      how the deal was negotiated; and
   •      changes in corporate governance and their impact on shareholder rights.

B.      Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis with the following considerations:

   •      dilution of existing shareholder’s position
   •      terms of the offer
   •      financial and control issues
   •      conflicts of interest

C.      Spin-offs

Votes on spin-offs are considered on a case-by-case basis depending on:

   •      tax and regulatory advantages
   •      planned use of sale proceeds
   •      market focus
   •      managerial incentives
   •      corporate governance changes
   •      capital structure changes
   •      conflicts of interest

D.      Liquidations

Votes on liquidations are made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.

XII. Social and Environmental Issues

Voting on shareholder social and environmental proposals is on a case-by-case basis.  We believe companies face real financial, regulatory and reputational risks from their environmental and social practices and thoughtful management of these issues is important for the creation of shareholder value over the long-term.  We expect the managements and boards of the companies in which we invest to address these issues as part of their overall risk control and firm management responsibilities.

We will typically vote for disclosure reports that seek additional information that is not available elsewhere and that is not proprietary, particularly when it appears that companies have not adequately addressed shareholder’s social and environmental concerns.  We will generally vote against proposals we deem duplicative, overly burdensome or unlikely to further the long-term economic interests of shareholders.

In determining our vote on shareholder social and environmental proposals, we also analyze the following factors:

•	whether adoption of the proposal would have either a positive or negative impact on the company’s short-term or long-term share value;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
   •      what other companies have done in response to the issue;
   •      any recent related fines, controversies, or litigations.

XIII. Conflicts of Interest

If Cooke & Bieler, L.P. has a material conflict of interest, the following four-step process will be used to address the conflict.  The first step is to identify those issuers where Cooke & Bieler has a significant business or personal/family relationship that could give rise to a conflict of interest.  The second step is to identify those proxy proposals where the conflict of interest may be material.  The third step is to identify whether Glass Lewis also has a conflict of interest.  If Glass Lewis does not have a conflict of interest, we will vote according to Glass Lewis.   If Glass Lewis does have a conflict of interest we will identify another unaffiliated third party to vote the proposals according to.  The fourth step is to document the conflict of interest and the resolution of the conflict.

(1) Identifying Those Issuers with which Cooke & Bieler May Have a Conflict of Interest

Cooke & Bieler will identify issuers with which it may have a conflict of interest and maintain a list of such issuers.

a.) Significant Business Relationships – Cooke & Bieler will maintain a list of issuers with which we may have a significant business relationship, for example, where we also manage a pension plan whose management is soliciting proxies.  For this purpose, a “significant business relationship” is one that: (1) represents [1%] or [$1,000,000] of Cooke & Bieler’s revenues for the most recent fiscal year, whichever is less, or is reasonably expected to represent this amount for the current fiscal year; or (2) may not directly involve revenue to Cooke & Bieler but is otherwise determined by us to be significant, for example:

•	Cooke & Bieler has a significant relationship with a particular company which may create an incentive for Cooke & Bieler to vote in favor of management.

b.) Significant Personal/Family Relationships – Cooke & Bieler will identify issuers with which its employees who are involved in the proxy voting process may have a significant personal/family relationship.  For this purpose, a “significant personal/family relationship” is one that would be reasonably likely to influence how Cooke & Bieler votes proxies.  To identify any such relationships, we will obtain information on an annual basis about any significant personal/family relationship between any employees of Cooke & Bieler who is involved in the proxy voting process.

c.) Contact with Proxy Voting Employees – Cooke & Bieler will attempt to prevent employees who are not involved in the proxy voting process from trying to influence how Cooke & Bieler votes any proxy.  If a person employed by Cooke & Bieler and not involved in the proxy voting process contacts anyone for the purpose of influencing how a proxy is voted, the member will immediately contact the Compliance Officer who will determine: (1) whether Cooke & Bieler should now treat the proxy in question as one involving a material conflict of interest; and (2) if so, anyone who was contacted should remove himself/herself from all further matters regarding the proxy.

d.) Duties of the Proxy Voting Employees – Cooke & Bieler has a duty to make reasonable investigation of information relating to conflicts of interest.  Absent actual knowledge, we are not required to investigate possible conflicts involving Cooke & Bieler where the information is non-public or otherwise not readily available.

In connection with the consideration of any proxy voting matters under this policy, employees who vote proxies have a duty to disclose any material conflicts of interest of which the member has actual knowledge but which have not been identified pursuant to this policy.

(2) Identifying Those Proxy Proposals Where Cooke & Bieler’s Conflict is Material

If Cooke & Bieler receives a proxy relating to an issuer with which it has a conflict of interest (as determined above), Cooke & Bieler will then determine whether the conflict is “material” to any specific proposal included within the proxy.  If not, then Cooke & Bieler can vote the proxy in accordance with its proxy voting procedures; if so, Cooke & Bieler will vote according to an independent third party, currently Glass Lewis, after confirming that they do not have a conflict of interest.

a.) Routine Proxy Proposals – Proxy proposals that are “routine” shall be presumed not to involve a material conflict of interest for Cooke & Bieler, unless they have actual knowledge that a routine proposal should be treated as material.  For this purpose, “routine” proposals would typically include matters such as the selection of an accountant, uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.

b.) Non-Routine Proxy Proposals – Proxy proposals that are “non-routine” shall be presumed to involve a material conflict of interest for Cooke & Bieler, unless the firm determines that Cooke & Bieler’s conflict is unrelated to the proposal in question.  For this purpose, “non-routine” proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock option plans, retirement plans, profit sharing or other special remuneration plans).

c.) Determining that a Non-Routine Proposal is Not Material – As discussed above, although non-routine proposals are presumed to involve a material conflict of interest, the firm may determine on a case-by-case basis that particular non-routine proposals do not involve a material conflict of interest.  To make this determination, they must conclude that a proposal is not directly related to Cooke & Bieler’s conflict with the issuer.  The firm shall record in writing the basis for any such determination.

(3) Determining How to Vote Proxies Involving a Material Conflict of Interest

For any proposal where Cooke & Bieler has a material conflict of interest, we will vote according to an independent third party, currently Glass Lewis, to vote the specific proposals that involve a conflict.  If it is determined that the independent third party also has a conflict, we will identify another unaffiliated third party to vote the specific proposals.

These procedures are designed to ensure that all proxies are voted in the best interests of clients and not the product of the conflict.

(4)  Proxy Voting Process

1.	Broadridge will reroute proxy materials for our clients that were historically sent to custodian banks and incorporate that information onto the ProxyEdge system.
2.	When a new account is opened and the contract states Cooke & Bieler is responsible for voting proxies, Cooke & Bieler will fill out an account registration form with Broadridge including custodian name and account information. Broadridge will then email or fax the form to the custodian for approval. Once Broadridge receives approval they can setup the account on ProxyEdge and start rerouting proxy materials as described in (1).
3.	Broadridge will determine client accounts that receive ballots and match the ballots to the correct account.
4.	The designated proxy person forwards all meeting material, including agenda items and Glass Lewis research as well as Taft Hartley research, to the responsible portfolio manager for review.
5.	Absent material conflicts, the responsible portfolio manager will determine how the firm should vote the proxy in the best interest of our clients.
6.	The designated proxy person will vote the proxy according to the portfolio manager’s directions on a secure proprietary website, ProxyEdge.
7.	For custodians who do not have a relationship with Broadridge, about 1% of custodians, Cooke & Bieler will vote with the proxy voting vendor that the custodian uses according to the portfolio manager’s directions and then incorporate that voting history onto the ProxyEdge platform.

(5) Responsibilities

Broadridge is responsible for notifying Cooke & Bieler in advance of the meeting; providing the appropriate proxies to be voted; and for maintaining records of proxy statements received and votes cast.

The compliance officer is responsible for:  maintaining the proxy policies and procedures; determining when a potential conflict of interest exists (see examples below); maintaining records of all communications received from clients requesting information on how their proxies were voted; and notifying clients how they can obtain voting records and policies and procedures.

The operations department is responsible for:  determining which accounts Cooke & Bieler has proxy voting responsibilities for; obtaining the appropriate guidance from the portfolio manager on how to vote; and maintaining documents created that were material to the voting.

CORTINA ASSET MANAGEMENT
CORTINA FUNDS, INC.
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY

Cortina Asset Management (“Cortina”) acts as investment adviser for various clients, including clients governed by the Employee Retirement Income Security Act of 1974 (ERISA).  Cortina will vote proxies for clients pursuant to the authority granted in the investment management agreement between Cortina and its client, or as granted by written direction from each client.  Where such voting authority is granted to Cortina pursuant to an agreement or by written direction of the client, Cortina will use its best efforts to vote proxies as part of its authority to manage such client’s account.  In the absence of such authorization, Cortina will have no obligation to take any action or render any advice in respect of proxies for securities and will have no obligation to forward to clients any information or documents for distribution to investors relating to the voting of proxies or the exercise of voting rights (including materials relating to legal proceedings).

Proxy voting decisions will be made in light of the anticipated impact of the vote on the desirability of maintaining an investment in a company, from the viewpoint of the best interests of the client, without regard to any other interests.  As a matter of policy, Cortina will not be influenced by outside sources whose interests conflict with the interest of clients, plan participants and beneficiaries.  Any conflict of interest will be resolved in the best interest of clients.

Proxy voting, when authorized, will be limited to those securities under Cortina’s direct investment management.  Cortina will have no obligation to vote proxies on unmanaged securities or securities excluded from investment advisory fees.

II.	PROCEDURES

Cortina’s Proxy Policy Committee is composed of John Potter, Brian Bies and Alex Yaggy.  The Committee reviews these written policies and procedures and makes changes as needed.  The Committee meets at least annually, and may meet more often, as needed.

It is the duty of the Proxy Voting Committee to identify any material conflicts of interest related to proxy voting.  If a material conflict of interest arises, Cortina will:

•	Obtain the consent of the client, as applicable, before voting in accordance with the guidelines described below or the recommendation of the Proxy Voting Committee; OR

•	Refer the matter to a third-party proxy voting service; OR

•	Prepare a report that (1) describes the conflict of interest; (2) discusses procedures used to address such conflict of interest; (3) discloses any contacts from outside parties (other than routine communications from proxy solicitors) regarding the proposal; and (4) confirms that the recommendation was made solely on the investment merits and without regard to any other consideration. The completed report will be forwarded to the Chief Compliance Officer, or their appointee(s), so that the affected proxy may be voted in accordance with such report. Cortina will retain a copy of such report with the voting log.

The Chief Compliance Officer, or their appointee(s), shall be responsible for making sure that Cortina receives all the proxies for clients who have authorized Cortina to vote, and that proxies shall be voted according to established guidelines.  Proxies may be voted electronically or by U.S. mail.  As proxy ballots are voted, they will be logged and a copy kept on file.  If a ballot for shares held is not received electronically or in the mail, the ballot will be voted by phone and a record made of the vote in the proxy log and a detailed note kept on file.

The following matters will be referred to the Proxy Policy Committee for instructions:  (1) matters where the application of the guidelines is unclear; (2) matters which are not covered by the below guidelines or (3) matters where the guidelines call for case-by-case review.  The Proxy Policy Committee will formulate a recommendation on such matters in accordance with Cortina’s goal of maximizing the value of client assets.  The Proxy Policy Committee will provide voting instructions on such matters to the Chief Compliance Officer who will vote in accordance with those instructions.

III.	VOTING GUIDELINES

The following guidelines reflect Cortina’s normal voting positions on issues that frequently arise on proxies, but will not apply in every situation.  Some issues require a case-by-case analysis prior to voting and in those instances input from Cortina’s research analysts and/or portfolio managers may be sought.  No set of guidelines can anticipate all possible proxy voting issues and these voting guidelines may be revised as proxy issues change over time.

Election of Directors

Proxies involving the routine election of directors in uncontested elections will generally be voted in favor of management.  Cortina believes, however, that the Board of Directors should be answerable to shareholders for its actions.  Accordingly, we generally oppose proposals that would reduce shareholders’ ability to make changes to the Board of Directors. We usually vote against measures that would increase Board entrenchment such as proposals to stagger Board members’ terms and proposals to eliminate cumulative voting rights.  We generally vote in favor of proposals that give shareholders more power to make changes to a Board such, as proposals for annual election of directors, proposals to declassify the Board of Directors, and proposals to allow cumulative voting for Directors.
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We believe that the majority of Board members should be non-management related and that all Board members should exercise independent judgment.  Therefore we generally vote in favor of proposals that increase Board members’ independence, such as proposals that the audit, compensation and /or nominating committees be made up of only independent directors.

We believe that stock ownership helps to align Board members’ interests with shareholders’ interests.  Accordingly, we usually vote in favor of proposals that directors be required to own a minimum amount of company stock.

Appointment of Auditors

Proxies involving routine matters such as appointment of auditors will generally be voted in favor of management, unless it is determined that the auditors are not sufficiently independent of management.  We believe that in order to remain independent, the audits must not be influenced by fees they receive for any other work performed for a company.  Therefore, we generally vote in favor of proposals to separate auditing from consulting and other services provided by accounting firms.

Non-Salary Compensation Plans

Proposals to approve Stock Compensation Plans, Employee Stock Purchase Plans and Long Term Incentive Plans are frequently offered by management.  These plans are often complex and must be evaluated on a case-by-case basis.  We generally vote in favor of management unless the plans provide unduly generous compensation for executives and/or directors, or could result in serious dilution to other shareholders.  We may consider reports from an independent research firm to assist us in evaluating the impact of non-salary compensation plans.

We view some shareholder proposals regarding non-salary compensation as too punitive and generally harmful to a company’s ability to attract and retain skilled managers.  Accordingly, we generally oppose proposals requiring companies to include disincentives as well as incentives in executive compensation packages. We also generally oppose proposals requiring companies to issue stock options that are tied in an industry or market index.

Anti-Takeover Measures

We are generally opposed to measures that would prevent shareholders from accepting an offer for the sale of the company.  Therefore we generally oppose proposals requiring supermajority voting, and so called “poison-pill’ provisions.  We generally vote in favor of proposals to eliminate poison-pill provisions.

Mergers

Merger proposals must be evaluated on a case-by-case basis.  The Proxy Voting Committee will be consulted for an opinion on mergers.
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Common Stock Authorization

We generally vote in favor of proposals to authorize the issuance of additional shares for a stock split, to cover an acquisition or for new financing are sometimes offered by management.  We generally oppose proposals to issue additional shares where management provides no explanation for the use or need for the issuance.

Non-Business Issues

We believe that investors are not usually helped, and can indeed be harmed, by forcing managements to adhere to inflexible positions on non-business issues.  Accordingly, we generally oppose such proposals.

IV.	MONITORING

Members of the Proxy Policy Committee may from time-to-time monitor the proxy voting practices to determine adherence to the guidelines set out in this policy.

V.	RECORDKEEPING

Cortina will maintain the following records:

•	these Policies and Procedures, including any amendments;

•	proxy statements received regarding client securities (provided, however, that Cortina may rely on the SEC’s EDGAR system if the company filed its proxy statements via EDGAR or may rely on a third party as long as the third party has provided Cortina with an undertaking to provide a copy of the proxy statement promptly upon request);

•	a record of each vote case on behalf of a client (provided, however, that Cortina may rely on a third party subject to the undertaking requirement);

•	a copy of any document prepared by Cortina that was material to making a voting decision or that memorialized the basis for the decision; and

•	a copy of each written client requests for information on how Cortina voted proxies on behalf of that client and Cortina’s written response to any client request (whether written or oral) on how Cortina voted proxies on behalf of that client.

Cortina will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record, the first two years in Cortina’s office.
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VI.	DISCLOSURE

Cortina will describe in Part II of its Form ADV these Policies and Procedures and indicate that these Policies and Procedures are available to clients upon request.  Cortina will also advise clients in Part II of its Form ADV how a client may obtain information on how Cortina voted with respect to that client’s securities.
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Proxy Voting and Class Actions
Most Recently Revised: February 2015

Background
In Proxy Voting by Investment Advisers, Investment Advisers Act Release No. 2106 (January 31, 2003), the SEC noted that, “The federal securities laws do not specifically address how an adviser must exercise its proxy voting authority for its clients. Under the Advisers Act, however, an adviser is a fiduciary that owes each of its clients a duty of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. The duty of care requires an adviser with proxy voting authority to monitor corporate events and to vote the proxies.”

Rule 206(4)-6 under the Advisers Act requires each registered investment adviser that exercises proxy voting authority with respect to client securities to:

•	Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes client securities in the clients’ best interests. Such policies and procedures must address the manner in which the adviser will resolve material conflicts of interest that can arise during the proxy voting process;

•	Disclose to clients how they may obtain information from the adviser about how the adviser voted with respect to their securities; and

•	Describe to clients the adviser’s proxy voting policies and procedures and, upon request, furnish a copy of the policies and procedures.

Additionally, paragraph (c)(2) of Rule 204-2 imposes additional recordkeeping requirements on investment advisers that execute proxy voting authority, as described in the Maintenance of Books and Records section of this Manual.

The Advisers Act lacks specific guidance regarding an adviser’s duty to direct clients’ participation in class actions. However, many investment advisers adopt policies and procedures regarding class actions.

Risks

In developing these policies and procedures, CCG considered numerous risks associated with the proxy voting process. This analysis includes risks such as:

•	CCG lacks written proxy voting policies and procedures;

•	Proxies are not identified and processed in a timely manner;

•	Proxies are not voted in Clients’ best interests;

•	Conflicts of interest between CCG and a Client are not identified or resolved appropriately;
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•	Third-party proxy voting services do not vote proxies according to CCG’s instructions and in Clients’ best interests;

•	Proxy voting records, Client requests for proxy voting information, and CCG’s responses to such requests, are not properly maintained;

•	CCG lacks policies and procedures regarding Clients’ participation in class actions; and

•	CCG fails to maintain documentation associated with Clients’ participation in class actions.

CCG has established the following guidelines as an attempt to mitigate these risks.

Policies and Procedures

Proxy Voting
CCG primarily invests Client assets in fixed income assets which typically do not issue proxies. However, CCG’s Clients also invest in equity securities and therefore will receive proxies in connection with such assets. Proxies are assets of CCG’s Clients that must be voted with diligence, care, and loyalty. CCG will vote each proxy in accordance with its fiduciary duty to its Clients. CCG will generally seek to vote proxies in a way that maximizes the value of Clients’ assets. However, CCG will document and abide by any specific proxy voting instructions conveyed by a Client with respect to that Client’s securities. The Fund Administration Group coordinates CCG’s proxy voting process.

Paragraph (c)(ii) of Rule 204-2 under the Advisers Act requires CCG to maintain certain books and records associated with its proxy voting policies and procedures. CCG’s recordkeeping obligations are described in the Maintenance of Books and Records section of this Manual. The Compliance Group will ensure that CCG complies with all applicable recordkeeping requirements associated with proxy voting.

Although they aren’t considered proxies under Rule 206(4)-6, any consents and other bond owner rights received by CCG should be forwarded to the appropriate member of the investment staff and any potential conflicts of interest identified should be escalated in accordance with the “Conflicts of Interest” section below.

Absent specific Client instructions, CCG has adopted the following proxy voting procedures designed to ensure that proxies are properly identified and voted, and that any conflicts of interest are addressed appropriately:

•	The Fund Administration Group shall coordinate with the custodian for each new Client account to ensure the account is set up so that proxy materials are forwarded to CCG, either by mail or electronically.

•	All proxy voting materials received by CCG shall be immediately forwarded to the Fund Administration Group.

•	The Fund Administration Group will review the list of Clients and compare the record date of the proxies with a security holdings list for the security or company soliciting the proxy vote. For
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any Client who has provided specific voting instructions, CCG shall vote that Client’s proxy in accordance with the client’s written instructions. Clients who have selected a third party to vote proxies, and whose proxies were inadvertently received by CCG, shall be forwarded to such third-party designee for voting and submission.

•	The Fund Administration Group will provide all proxy solicitation information and materials to the appropriate Investment Personnel of CCG (i.e., Portfolio Managers, Research Analysts, etc.) for their review and consideration.

•	CCG’s Investment Personnel shall be responsible for making voting decisions with respect to all Client proxies for accounts where CCG has proxy voting authority.

•	The relevant member of the investment staff should inform the Fund Administration Group of his or her proxy vote decision. The Fund Administration Group will vote the proxy and submit it in a timely manner. The member of the investment staff must consider any conflicts of interest when making a proxy vote decision (see the “Conflicts of Interest” section below).

Conflicts of Interest

•	The relevant investment professionals will consider whether CCG is subject to any material conflict of interest in connection with each proxy vote. Supervised Persons must notify the Compliance Officers if they are aware of any material conflict of interest associated with a proxy vote. It is impossible to anticipate all material conflicts of interest that could arise in connection with proxy voting. The following examples are meant to help Supervised Persons identify potential conflicts:

○	CCG provides investment advice to a publicly traded company (an “Issuer”). CCG receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

○	CCG provides investment advice to an officer or director of an Issuer. CCG receives a proxy solicitation from that Issuer, or from a competitor of that Issuer;

○	An issuer or some other third party offers CCG or a Supervised Person compensation in exchange for voting a proxy in a particular way;

○	A Supervised Person, or a member of a Supervised Person’s household, has a personal or business relationship with an Issuer. CCG receives a proxy solicitation from that Issuer; and

○	CCG’s Clients have potentially conflicting investments in the Issuer, including investments made in different parts of the Issuer’s capital structure.

•	If CCG detects a material conflict of interest in connection with a proxy solicitation, the Company will abide by the following procedures:

○	The Compliance Officers will convene the Proxy Voting Committee (the “Committee”), which is comprised of Chief Operating Officer (“COO”), Chief Financial Officer (“CFO”), and the CCO. The CCO serves as the Committee’s chairperson.
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○	The relevant member(s) of the investment staff or the Compliance Officers will describe the proxy vote under consideration and identify the perceived conflict of interest. The same individual(s) will also propose the course of action that they believe is in CCG’s Clients’ best interests. The individual(s) presenting will tell the Committee why they believe that this course of action is most appropriate.

○	The Committee members will review any documentation associated with the proxy vote and evaluate the proposal presented. The Committee members may wish to consider, among other things:

▪	A vote’s likely short-term and long-term impact on the Issuer;

▪	Whether the Issuer has responded to the subject of the proxy vote in some other manner;

▪	Whether the issues raised by the proxy vote would be better handled by some other action by the government or the Issuer;

▪	Whether implementation of the proxy proposal appears likely to achieve the proposal’s stated objectives; and

▪	Whether the proposal appears consistent with Clients’ best interests.

○	If the Committee is unable to reach a unanimous decision regarding the proxy vote, CCG will, at its own expense, engage an outside proxy voting service or consultant to make a recommendation. The CCO will retain documentation of the proxy voting service or consultant’s recommendation and will vote Clients’ proxies in accordance with that recommendation.

•	If no material conflict of interest is identified, the Fund Administration Group shall vote the proxy in accordance with the investment staff’s recommendation.

•	CCG will not neglect its proxy voting responsibilities, but the Company may abstain from voting if it deems that abstaining is in its Clients’ best interests. For example, CCG may be unable to vote securities that have been lent by the custodian. Also, proxy voting in certain countries involves “share blocking,” which limits CCG’s ability to sell the affected security during a blocking period that can last for several weeks. CCG believes that the potential consequences of being unable to sell a security usually outweigh the benefits of participating in a proxy vote, so CCG generally abstains from voting when share blocking is required. The Fund Administration Group will prepare and maintain memoranda describing the rationale for any instance in which CCG does not vote a Client’s proxy.

•	The Fund Administration Group will retain the following information in connection with each proxy vote:

○	The Issuer’s name;
○	The security’s ticker symbol or CUSIP, as applicable;
○	The shareholder meeting date;
○	The number of shares that CCG voted;
○	A brief identification of the matter voted on;
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○	Whether the matter was proposed by the Issuer or a security-holder;
○	Whether CCG cast a vote;
○	How CCG cast its vote (for the proposal, against the proposal, or abstain); and
○	Whether CCG cast its vote with or against management.

•	If CCG votes the same proxy in two directions, the Fund Administration Group will maintain documentation describing the reasons for each vote (e.g., CCG believes that voting with management is in Clients’ best interests, but Client X gave specific instructions to vote against management).

•	Any attempt to influence the proxy voting process by Issuers or others not identified in these policies and procedures should be promptly reported to the CCO. Similarly, any Client’s attempt to influence proxy voting with respect to other Clients’ securities should be promptly reported to the CCO.

•	Proxies received after a Client terminates its advisory relationship with CCG will not be voted. The Fund Administration Group will promptly return such proxies to the sender, along with a statement indicating that CCG’s advisory relationship with the Client has terminated, and that future proxies should not be sent to CCG.

Legal Actions
From time to time, CCG clients and former clients own or have owned securities that are the subject of class action lawsuits or bankruptcy proceedings. Generally, holders of securities within a given class period bankruptcy are entitled to participate in the recovery or settlement in a lawsuit by filing a Proof of Claim. All class members normally are bound by a court-approved settlement or judgment unless they have filed a timely Opt Out notice with the court or claims administrator.

The CCG views filing of Proofs of Claim in lawsuits as a corporate action that normally is to be performed by the custodian for the client or fund. In addition, the decision to file an Opt Out notice is an individual decision to be made by the client or fund.

Normally, custodians will receive notices of rights to participate in, or opt out of class action settlements or bankruptcy proceedings. The CCG sometimes receives such notices and has adopted procedures to assist its clients and funds in the performance legal action processing functions. The CCG’s actions and responsibilities with respect to legal actions will depend on the role of the Firm with respect to the client or fund.

For Investment Advisory Accounts, the CCG will:
▪	not take responsibility for filing notices regarding Opt Out rights and Proofs of Claim on behalf of the Investment Advisory Account, and
▪	notify the Investment Advisory Account’s third party custodian, with a copy to the client/fund, of any Opt Out Notice or Proof of Claim received by the CCG from the settlement administrator or the court that is addressed to the Investment Advisory Account at the CCG’s address.

For CCG/BNY Mellon Custodial Accounts:
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▪	The CCG will distribute to its clients and funds notices regarding Opt Out rights relating to those clients and funds to the extent CCG receives written notice of such rights.
▪	BNY Mellon will file Proofs of Claim for the Custodial Accounts except when the Account notifies the CCG that it intends to opt out (or has already opted out). The CCG has given BNY Mellon a standing instruction to file Proofs of Claim on behalf of CCG/BNY Mellon Custodial Accounts except where the account holder notifies the Firm of the exercise of its Opt Out right.

For CCG Funds, if the CCG receives written notice of the right to participate in or opt out of, a legal action, the Firm will:
▪	notify the Product Group who will make the determination whether to exercise Opt Out rights relating to those CCG Funds, and
▪	notify Legal of the timing and filing requirements for a Proof of Claim. Legal will coordinate with the Product Group’s analysts and/or custodian to ensure that the Proofs of Claim for the Funds are filed unless the Fund has elected to opt out of the class.

Disclosures to Clients and Investors
CCG includes a description of its policies and procedures regarding proxy voting and class actions in Part 2 of Form ADV, along with a statement that Clients and Investors can contact the Compliance Group to obtain a copy of these policies and procedures and information about how CCG voted with respect to the Client’s securities.

Any request for information about proxy voting or class actions should be promptly forwarded to the Compliance Group, who will respond to any such requests.

As a matter of policy, CCG does not disclose how it expects to vote on upcoming proxies. Additionally, CCG does not disclose the way it voted proxies to unaffiliated third parties without a legitimate need to know such information.
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Effective Date:  February 4, 2016

PROPRIETARY

PROXY VOTING POLICIES AND PROCEDURES
DIMENSIONAL FUND ADVISORS LP
DIMENSIONAL FUND ADVISORS LTD.
DFA AUSTRALIA LIMITED
DIMENSIONAL FUND ADVISORS PTE. LTD.
DIMENSIONAL JAPAN LTD.

Introduction

Dimensional Fund Advisors LP (“Dimensional”) is an investment adviser registered with the U.S. Securities and Exchange Commission (“SEC”) pursuant to the Investment Advisers Act of 1940 (the “Advisers Act”).  Dimensional controls Dimensional Fund Advisors Ltd. (“DFAL”), DFA Australia Limited (“DFAA”), Dimensional Fund Advisors Pte. Ltd. (“DFAP”) and Dimensional Japan Ltd. (“DFAJ”) (Dimensional, DFAL, DFAA, DFAP and DFAJ are collectively referred to as the “Advisors”).  DFAL and DFAA are also investment advisors registered under the Advisers Act.

The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors.  These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients.  Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor.  Depending on the client, the Advisors’ duties may include making decisions regarding whether and how to vote proxies as part of an investment manager’s fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”).

The following Proxy Voting Policies and Procedures (the “Policy”) address the Advisors’ objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or ERISA or clients that are registered investment companies under the Investment Company Act of 1940 (the “40 Act”), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the “Dimensional Investment Companies”).  The Advisors believe that this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.

Exhibit A to this Policy includes a summary of the Advisors’ current Proxy Voting Guidelines and will change from time to time (the “Guidelines”).  The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. (“ISS”), an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients.  Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client’s best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined).  To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.

The Advisors may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts.  The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts, to the extent permitted by applicable law and guidance.

The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted (“Proxy Voting Services”).  In addition, the Advisors may obtain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines.  Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions.  ISS and other third-party proxy service providers are herein referred to as “Proxy Advisory Firms.” In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services.  In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any third-party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.

Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisors’ clients.  Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to ensure that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm’s policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and ensuring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm’s material policies and procedures, particularly with respect to conflicts, or material business practices (e.g. entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.

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Procedures for Voting Proxies

The Investment Committee at Dimensional is generally responsible for overseeing each Advisor’s proxy voting process.  The Investment Committee has formed a Corporate Governance Committee (the “Corporate Governance Committee” or the “Committee”) composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee.  The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors’ clients, including all authorized traders of the Advisors (“Authorized Persons”).  The Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.

Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines.  Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client’s account.  In the case of separate accounts, where an Advisor has contractually agreed to follow a client’s individualized proxy voting guidelines, the Advisor will instruct such vote on the client’s proxies pursuant to the client’s guidelines.

Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client’s investments.  In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients’ proxy voting rights.  The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisors’ belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if, based upon information in the Advisor’s possession, it determines that voting the securities is likely to materially affect the value of a client’s investment and that it is in the client’s best interests to do so.

In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.

Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote.  However, if an issuer’s management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.

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International Proxy Voting

While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company’s shareholders.

With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting.  The major difficulties and costs may include:  (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs.  The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.1  The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country.  The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors’ decision of whether or not to vote.  In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.

1 As the SEC has stated, “There may even be times when refraining from voting a proxy is in the client’s best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person.”  See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003).  Additionally, the Department of Labor has stated it “interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan’s participants and beneficiaries.”  See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).

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Conflicts of Interest

Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process.  A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy.  However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines.  Therefore, proxies voted should not be affected by any conflicts of interest.

In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee.  Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.

If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client’s interest.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.

Availability of Proxy Voting Information and Recordkeeping

Each Advisor will inform its clients on how to obtain information regarding the Advisor’s voting of its clients’ securities.  The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request.  If the Advisor is registered under the Advisers Act, the Advisor will include such information described in the preceding two sentences in Part 2A of its Form ADV.  The Advisor will also provide its existing clients with the above information.

Recordkeeping

The Advisors will also keep records of the following items:  (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors’ responses (whether a client’s request was oral or in writing); (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing

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conducted on any Proxy Advisory Firm’s votes; and (vii) a copy of each version of the Proxy Advisory Firm’s policies and procedures provided to the Advisors.  The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records.  For the first two years, each Advisor will store such records at one of its principal offices.

Disclosure

Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies.  The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC (“DFAS”) or an affiliate of Dimensional or DFAS.

The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available:  (i) by calling Dimensional collect; or (ii) on the SEC’s website.  If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.

Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year.  Such filings shall contain all information required to be disclosed on Form N-PX.

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EXHIBIT A

PROXY VOTING GUIDELINES

APPENDIX

U.S. PROXY VOTING CONCISE GUIDELINES

Effective for Meetings on or after February 1, 2016

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis in addition to Institutional Shareholder Services, Inc. (“ISS”), and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, the Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  Except as otherwise provided herein or in the Policy, if the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or it’s designee’s) determination  considering the principle of preserving shareholder value.   Irrespective of whether the recommendations contained in the research reports from ISS and Glass Lewis are the same or inconsistent, the Corporate Governance Committee (or its designees) will vote on proxies relating to mergers and acquisitions, say-on-pay, or election of directors of companies that have a poison pill as the Corporate Governance Committee (or its designees) determines, considering the principle of preserving shareholder value; provided, however, that if a conflict of interest or potential conflict of interest exists, the matter shall be brought before the Corporate Governance Committee for consideration as provided for in the Policy.

Routine/Miscellaneous

Auditor Ratification

Vote FOR proposals to ratify auditors unless any of the following apply:

●	An auditor has a financial interest in or association with the company, and is therefore not independent;
●	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
●	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP, or material weaknesses identified in Section 404 disclosures; or
●	Fees for non-audit services (“other” fees) are excessive.

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Non-audit fees are excessive if:

●	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees.

Board of Directors:

Voting on Director Nominees in Uncontested Elections

Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote AGAINST2 or WITHHOLD from the entire board of directors (except new nominees3, who should be considered CASE-BY-CASE) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
●	A classified board structure;
●	A supermajority vote requirement;
●	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
●	The inability of shareholders to call special meetings;
●	The inability of shareholders to act by written consent;
●	A dual-class capital structure; and/or
●	A non–shareholder-approved poison pill.

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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Poison Pills4:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote AGAINST or WITHHOLD from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
●	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
●	The issuer’s rationale;
●	The issuer’s governance structure and practices; and
●	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote AGAINST or WITHHOLD from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

4 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has (i) adopted a poison pill for any purpose other than protecting such other company’s net operating losses, or (ii) failed to eliminate a poison pill following a proxy contest in which a majority of directors were replaced.

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Problematic Compensation Practices/Pay for Performance Misalignment

In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and (potentially the full board) if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
●	The company’s response, including:
o	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
o	Specific actions taken to address the issues that contributed to the low level of support;
o	Other recent compensation actions taken by the company;
●	Whether the issues raised are recurring or isolated;
●	The company’s ownership structure; and
●	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:
●	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
●	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
●	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
●	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
●	The company’s ownership structure;
●	The company’s existing governance provisions;
●	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and
●	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

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Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
●	Classified the board;
●	Adopted supermajority vote requirements to amend the bylaws or charter; or
●	Eliminated shareholders’ ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopted bylaw or charter provisions materially adverse to shareholder rights, considering the following factors:
The level of impairment of shareholders’ rights caused by the provision;

●	The disclosed rationale for adopting the provision;
●	The ability to change the governance structure in the future (e.g., limitations on shareholders’ right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
●	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
●	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[5], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

5 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.	Responsiveness

Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors (as appropriate) if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
●	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
●	Rationale provided in the proxy statement for the level of implementation;
●	The subject matter of the proposal;
●	The level of support for and opposition to the resolution in past meetings;
●	Actions taken by the board in response to the majority vote and its engagement with shareholders;
●	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
●	Other factors as appropriate.
2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
Vote

2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
●	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
●	The company’s ownership structure and vote results;
●	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
●	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE6) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

6 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.

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●	Medical issues/illness;
●	Family emergencies; and
●	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors:

Vote AGAINST or WITHHOLD from individual directors who:

3.3.	Sit on more than six public company boards[7]; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[8].

4.	Independence

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors when:

4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

Independent Chair (Separate Chair/CEO)

Generally vote with management on shareholder proposals requiring that the chairman’s position be filled by an independent director.

7 Dimensional may screen votes otherwise subject to this policy based on the qualifications and circumstances of the directors involved.
8 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but will do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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Proxy Access9

Generally vote for management and shareholder proposals for proxy access with the following provisions:

Ownership threshold: maximum requirement not more than three percent (3%) of the voting power;
Aggregation: minimal or no limits on the number of shareholders permitted to form a nominating group;
Cap: cap on nominees of generally twenty-five percent (25%) of the board.

Review for reasonableness any other restrictions on the right of proxy access.

Generally vote against proposals that are more restrictive than these guidelines.

Proxy Contests—Voting for Director Nominees in Contested Elections10

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

●	Long-term financial performance of the company relative to its industry;
●	Management’s track record;
●	Background to the contested election;
●	Nominee qualifications and any compensatory arrangements;
●	Strategic plan of dissident slate and quality of the critique against management; likelihood that the proposed goals and objectives can be achieved (both slates); and
●	Stock ownership positions.

In the  case of  candidates nominated pursuant to proxy access vote CASE-BY-CASE considering the same factors listed above – or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

9 Dimensional generally does not consider the duration of required ownership in evaluating proxy access.
10 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Shareholder Rights & Defenses11

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)12

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

●    The company’s stated rationale for adopting such a provision;
●    Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
●    The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
●    Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections

Generally vote AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under Unilateral Bylaw/Charter Amendments.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

●	No lower than a 20% trigger, flip-in or flip-over;
●	A term of no more than three years;
●	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
●	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

11 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.
12 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director has adopted a fee-shifting bylaw provision without a shareholder vote.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

●	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
●	The value of the NOLs;
●	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
●	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
●	Any other factors that may be applicable.

Shareholder Ability to Act by Written Consent

Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

●	Shareholders’ current right to act by written consent;
●	The consent threshold;
●	The inclusion of exclusionary or prohibitive language;
●	Investor ownership structure; and
●	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
●	An unfettered[13] right for shareholders to call special meetings at a 10 percent threshold;
●	A majority vote standard in uncontested director elections;
●	No non-shareholder-approved pill; and
●	An annually elected board.

13 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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CAPITAL/RESTRUCTURING14

Common Stock Authorization

Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

●	Past Board Performance:
o	The company’s use of authorized shares during the last three years

●	The Current Request:
o	Disclosure in the proxy statement of the specific purposes of the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
o	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Apply the relevant allowable increase below in determining vote on requests to increase common stock that are for general corporate purposes (or to the general corporate purposes portion of a request that also includes a specific need):

A.	Most companies: 100 percent of existing authorized shares.
B.	Companies with less than 50 percent of existing authorized shares either outstanding or reserved for issuance: 50 percent of existing authorized shares.
C.	Companies with one- and three-year total shareholder returns (TSRs) in the bottom 10 percent of the U.S. market as of the end of the calendar quarter that is closest to their most recent fiscal year end: 50 percent of existing authorized shares.
D.	Companies at which both conditions (B and C) above are both present: 25 percent of existing authorized shares.

If there is an acquisition, private placement, or similar transaction on the ballot (not including equity incentive plans) that is receiving a FOR vote, the allowable increase will be the greater of (i) twice the amount needed to support the transactions on the ballot, and (ii) the allowable increase as calculated above.

14 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Dual Class Structure

Generally vote AGAINST proposals to create a new class of common stock unless:

●	The company discloses a compelling rationale for the dual-class capital structure, such as:
o	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
o	The new class of shares will be transitory;
●	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
●	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Preferred Stock Authorization

Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

●	Past Board Performance:
o	The company’s use of authorized preferred shares during the last three years;

●	The Current Request:
o	Disclosure in the proxy statement of the specific purposes for the proposed increase;
o	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
o	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
o	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

●	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

●	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

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●	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

●	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

●	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

●	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

15 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

Vote CASE-BY-CASE on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

 Vote AGAINST Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

●	There is a significant misalignment between CEO pay and company performance (pay for performance);
●	The company maintains significant problematic pay practices;
●	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:

●	There is no MSOP on the ballot, and an AGAINST vote on an MSOP is warranted due to a pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
●	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
●	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
●	The situation is egregious.

Primary Evaluation Factors for Executive Pay

Pay-for-Performance Evaluation
In casting a vote on executive compensation proposals, the Advisor may leverage the ISS pay-for-performance analysis. With respect to companies in the Russell 3000 or Russell 3000E indices, this analysis considers the following:

1.	Peer Group[16] Alignment:

●	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
●	The multiple of the CEO’s total pay relative to the peer group median.

16 The peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group and company’s selected peers’ GICS industry group with size constraints, via a process designed to select peers that are closest to the subject company in terms of revenue/assets and industry and also within a market cap bucket that is reflective of the company’s.

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2.	Absolute Alignment – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests, may be considered

●	The ratio of performance- to time-based equity awards;
●	The overall ratio of performance-based compensation;
●	The completeness of disclosure and rigor of performance goals;
●	The company’s peer group benchmarking practices;
●	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
●	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
●	Realizable pay compared to grant pay; and
●	Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

●	Problematic practices related to non-performance-based compensation elements;
●	Incentives that may motivate excessive risk-taking; and
●	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy.  The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

●	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
●	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
●	New or extended agreements that provide for:
o	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
o	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
o	CIC payments with excise tax gross-ups (including “modified” gross-ups).
●	Insufficient executive compensation disclosure by externally- managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

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●	Multi-year guaranteed bonuses;
●	A single or common performance metric used for short- and long-term plans;
●	Lucrative severance packages;
●	High pay opportunities relative to industry peers;
●	Disproportionate supplemental pensions; or
●	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined CASE-BY-CASE to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

●	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
●	Duration of options backdating;
●	Size of restatement due to options backdating;
●	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
●	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

●	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
●	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
o	The company’s response, including:
■	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
■	Specific actions taken to address the issues that contributed to the low level of support;
■	Other recent compensation actions taken by the company;
o	Whether the issues raised are recurring or isolated;
o	The company’s ownership structure; and
o	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

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Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

●	Single- or modified-single-trigger cash severance;
●	Single-trigger acceleration of unvested equity awards;
●	Excessive cash severance (>3x base salary and bonus);
●	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
●	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
●	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
●	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.
Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), the say-on-pay proposal will be evaluated in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans17

Vote case-by-case on certain equity-based compensation plans[18] depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
●    SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
●    SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

17 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.
18 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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●    Automatic single-triggered award vesting upon a change in control (CIC);
●    Discretionary vesting authority;
●    Liberal share recycling on various award types;
●    Lack of minimum vesting period for grants made under the plan.

Grant Practices:
●    The company’s three year burn rate relative to its industry/market cap peers;
●    Vesting requirements in most recent CEO equity grants (3-year look-back);
●    The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
●    The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
●    Whether the company maintains a claw-back policy;
●    Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

●    Awards may vest in connection with a liberal change-of-control definition;
●    The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
●    The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
●    Any other plan features are determined to have a significant negative impact on shareholder interests.

Social/Environmental Issues

Global Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving social/environmental issues.  When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Environmentally Screened Portfolios

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

●	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
●	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;

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●	Whether the proposal’s request is unduly burdensome (scope, or timeframe) or overly prescriptive;
●	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
●	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:

●	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●	The company’s level of disclosure is at least comparable to that of industry peers; and
●	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

●	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●	The company’s level of disclosure is comparable to that of industry peers; and
●	There are no significant, controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

●	Whether the company provides disclosure of year-over-year GHG emissions performance data;
●	Whether company disclosure lags behind industry peers;
●	The company’s actual GHG emissions performance;
●	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Foreign Private Issuers Listed on U.S. Exchanges
Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

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Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant market proxy voting guidelines.

Political Issues

Overall Approach

Generally vote FOR the management’s recommendation on shareholder proposals involving political issues.  When evaluating political shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

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APPENDIX

INTERNATIONAL PROXY VOTING SUMMARY GUIDELINES19

Effective for Meetings on or after February 1,  2016

In order to provide greater analysis on certain shareholder meetings, the Advisor has elected to receive research reports for certain meetings, as indicated below, from Glass Lewis and Ownership Matters in addition to Institutional Shareholder Services, Inc. (“ISS”) and may in certain circumstances purchase research from other third parties as well.

Specifically, if available, the Advisor may obtain research from Glass Lewis or other third parties in addition to ISS for shareholder meetings in the following circumstances: (1) where the Advisor’s clients have a significant aggregate holding in the issuer and the meeting agenda contains proxies concerning: Anti-takeover Defenses or Voting Related Issues, Mergers and Acquisitions or Reorganizations or Restructurings, Capital Structure Issues, Compensation Issues or a proxy contest; or (2) where the Advisor in its discretion, has deemed that additional research is warranted. The Advisor may purchase research from Ownership Matters with respect to the proxies of certain large Australian Companies.

Where research is obtained from Glass Lewis in accordance with these Guidelines, the Advisor will first review the research reports obtained from ISS and Glass Lewis.  Except as otherwise provided herein or in the Policy, if the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Advisor will vote accordingly.  If the recommendations contained in the research reports from ISS and Glass Lewis are inconsistent, the Advisor will vote in accordance with the Corporate Governance Committee’s (or its designee’s) determination considering the principle of preserving shareholder value.    Irrespective of whether the recommendations contained in the research reports from ISS and Glass Lewis are the same, the Corporate Governance Committee (or its designees)  will vote on proxies relating to mergers and acquisitions, say-on-pay or election of directors of companies that have a poison pill as the Committee (or its designees) determines, considering the principle of preserving shareholder value; provided, however, that if a conflict of interest or potential conflict of interest exists, the matter shall be brought before the Corporate Governance Committee for consideration as provided for in the Policy.

1. General Policies

Financial Results/Director and Auditor Reports
Vote FOR approval of financial statements and director and auditor reports, unless:

19 This is a summary of the majority of International Markets, however, certain countries and/or markets have separate policies which are generally consistent with the principles reflected in this summary but are modified to reflect issues such as those related to customs, disclosure obligations and legal structures of the relevant jurisdiction.

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●	There are concerns about the accounts presented or audit procedures used; or
●	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Compensation
Vote FOR proposals to ratify auditors and proposals authorizing the board to fix auditor fees, unless:

●	There are serious concerns about the accounts presented or the audit procedures used;
●	The auditors are being changed without explanation; or
●	Non‐audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors
Vote FOR the appointment or (re)election of statutory auditors, unless:

●	There are serious concerns about the statutory reports presented or the audit procedures used;
●	Questions exist concerning any of the statutory auditors being appointed; or
●	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income
Vote FOR approval of the allocation of income, unless:

●	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or
●	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative
Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association
Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term
Vote FOR resolutions to change a company’s fiscal term unless a company’s motivation for the change is to postpone its AGM.

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Lower Disclosure Threshold for Stock Ownership
Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements
Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business
Vote AGAINST other business when it appears as a voting item.

2. BOARD OF DIRECTORS

Non-Contested Director Elections
Vote FOR management nominees in the election of directors, unless:

●	Adequate disclosure has not been provided in a timely manner;
●	There are clear concerns over questionable finances or restatements;
●	There have been questionable transactions with conflicts of interest;
●	There are any records of abuses against minority shareholder interests; or
●	The board fails to meet minimum corporate governance standards.

Vote AGAINST the election or reelection of any and all director nominees when the names of the nominees are not available at the time the ISS analysis is written and therefore no research is provided on the nominee.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.20

20 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Classification of Directors - International Policy

Executive Director
●      Employee or executive of the company;
●      Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.
Non-Independent Non-Executive Director (NED)
●      Any director who is attested by the board to be a non-independent NED;
●      Any director specifically designated as a representative of a significant shareholder of the company;
●      Any director who is also an employee or executive of a significant shareholder of the company;
●      Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., members of a family that beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
●      Government representative;
●      Currently provides (or a relative[1] provides) professional services[2] to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
●      Represents customer, supplier, creditor, banker, or other entity with which the company maintains a transactional/commercial relationship (unless the company discloses information to apply a materiality test[3]);
●      Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
●      Relative[1] of a current or former executive of the company or its affiliates;
●      A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
●      Founder/co-founder/member of founding family but not currently an employee;
●      Former executive (5 year cooling off period);
●      Years of service will NOT be a determining factor unless it is recommended best practice in a market:
o            9 years (from the date of election) in the United Kingdom and Ireland;
o            12 years in European markets;
o            7 years in Russia.
Independent NED
●      Not classified as non-independent (see above);
●      No material[4] connection, either directly or indirectly, to the company other than a board seat.
Employee Representative
●      Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).
Footnotes:
[1] “Relative” follows the SEV’s proposed definition of “immediate family members” which covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
[2] Professional services can be characterized as advisory in nature and generally include the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; and legal services. The case of participation in a banking syndicate by a non-lead bank should be considered a transaction (and hence subject to the associated materiality test) rather than a professional relationship.
[3] If the company makes or receives annual payments exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues. (The recipient is the party receiving the financial proceeds from the transaction.)
[4] For purposes of ISS’ director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

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Contested Director Elections21
For shareholder nominees, the persuasive burden is on the nominee or the proposing shareholder to prove that they are better suited to serve on the board than management’s nominees. Serious consideration of shareholder nominees will be given only if there are clear and compelling reasons for the nominee to join the board. These nominees must also demonstrate a clear ability to contribute positively to board deliberations; some nominees may have hidden or narrow agendas and may unnecessarily contribute to divisiveness among directors.

The major decision factors are:
●	Company performance relative to its peers;
●	Strategy of the incumbents versus the dissidents;
●	Independence of directors/nominees;
●	Experience and skills of board candidates;
●	Governance profile of the company;
●	Evidence of management entrenchment;
●	Responsiveness to shareholders;
●	Whether a takeover offer has been rebuffed.

When analyzing a contested election of directors, Dimensional will generally focus on two central questions: (1) Have the proponents proved that board change is warranted? And if so, (2) Are the proponent board nominees likely to effect positive change (i.e., maximize long-term shareholder value)?

Voting on Directors for Egregious Actions
Under extraordinary circumstances, vote AGAINST or WITHOLD from directors individually, on a committee, or the entire board, due to:
●	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
●	Failure to replace management as appropriate; or
●	Egregious actions related to the director(s)’service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.[22]

Discharge of Board and Management
Vote for the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling concerns that the board is not fulfilling its fiduciary duties warranted on a CASE-BY-CASE basis by:
●	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest

21 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.
22 The Advisor may vote AGAINST or WITHHOLD from an individual director if the director also serves as a director for another company that has adopted a poison pill for any purpose other than protecting such other company’s net operating losses.

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●	Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged action yet to be confirmed (and not only in the fiscal year in question) such as price fixing, insider trading, bribery, fraud, and other illegal actions
●	Other egregious governance issues where shareholders will bring legal action against the company or its directors

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director, Officer, and Auditor Indemnification and Liability Provisions
Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify external auditors.

Board Structure
Vote FOR routine proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. CAPITAL STRUCTURE23

Share Issuance Requests

General Issuances

Vote FOR issuance authorities with pre-emptive rights to a maximum of 100 percent over currently issued capital and as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

Vote FOR issuance authorities without pre-emptive rights to a maximum of 20 percent (or a lower limit if local market best practice recommendations provide) of currently issued capital as long as the share issuance authorities’ periods are clearly disclosed (or implied by the application of a legal maximum duration) and in line with market-specific practices and/or recommended guidelines.

23 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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Specific Issuances

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
●	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or
●	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital
Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures
Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock
Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

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Debt Issuance Requests
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt
Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers
Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans
Generally vote FOR share repurchase programs/market authorities, provided that the proposal meets the following parameters:

●	Maximum Volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”); and
●	Duration does not exceed 18 months.

Vote AGAINST any proposal where:

●	The repurchase can be used for takeover defenses;
●	There is clear evidence of abuse;
●	There is no safeguard against selective buybacks; and/or
●	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

 Share repurchase plans in excess of 10 percent volume in exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring), will be assessed CASE-BY-CASE based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

●	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;
●	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares
Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value
Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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4. COMPENSATION24
Compensation Plans
Vote compensation plans on a CASE-BY-CASE basis consistent with the following principles:

●	Provide shareholders with clear, comprehensive compensation disclosures;
●	Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value;
●	Avoid arrangements that risk “pay for failure;”
●	Maintain an independent and effective compensation committee;
●	Avoid inappropriate pay to non-executive directors.

Director Compensation
Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

5. OTHER ITEMS
Reorganizations/Restructurings
Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

●	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? The Advisor places emphasis on the offer premium, market reaction, and strategic rationale.

●	Market reaction - How has the market responded to the proposed deal? Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not

24 See introductory information concerning proxies involving this issue and the supplementary actions the Advisor may take.

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be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

●	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders or have special interests influenced directors and officers to support or recommend the merger?

●	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to allow shareholders to make an informed voting decision.

Mandatory Takeover Bid Waivers
Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals
Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities
Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions
Vote related-party transactions on a CASE-BY-CASE basis.

Antitakeover Mechanisms
Vote AGAINST all antitakeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals
Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

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Corporate Social Responsibility (CSR) Issues

Generally vote FOR the management’s recommendation on shareholder proposals involving CSR Issues. When evaluating social and environmental shareholder proposals, Dimensional considers the most important factor to be whether adoption of the proposal is likely to enhance or protect shareholder value.

Environmentally Screened Portfolios

With respect to environmentally screened portfolios, the Advisor will generally vote on shareholder proposals involving environmental issues in accordance with the following  guidelines:

Generally vote CASE-BY-CASE, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder value, and in addition the following will also be considered:

●	If the issues presented in the proposal are more appropriately or effectively dealt with through legislation or government regulation;
●	If the company has already responded in an appropriate and sufficient manner to the issue(s) raised in the proposal;
●	Whether the proposal’s request is unduly burdensome (scope, or timeframe) or overly prescriptive;
●	The company’s approach compared with any industry standard practices for addressing the issue(s) raised by the proposal;
●	If the proposal requests increased disclosure or greater transparency, whether or not reasonable and sufficient information is currently available to shareholders from the company or from other publicly available sources; and
●	If the proposal requests increased disclosure or greater transparency, whether or not implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Generally vote for resolutions requesting that a company disclose information on the risks related to climate change on its operations and investments, such as financial, physical, or regulatory risks, considering:
●	Whether the company already provides current, publicly-available information on the impact that climate change may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●	The company’s level of disclosure is at least comparable to that of industry peers; and
●	There are no significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Generally vote for proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

●	The company already discloses current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;
●	The company’s level of disclosure is comparable to that of industry peers; and
●	There are no significant controversies, fines, penalties, or litigation associated with the company’s GHG emissions.

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Vote case-by-case on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

●	Whether the company provides disclosure of year-over-year GHG emissions performance data;
●	Whether company disclosure lags behind industry peers;
●	The company’s actual GHG emissions performance;
●	The company’s current GHG emission policies, oversight mechanisms, and related initiatives; and
●	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions.

Country of Incorporation vs. Country of Listing-Application of Policy
In general, country of incorporation will be the basis for policy application. US policies will be applied to the extent possible at issuers that file DEF 14As, 10-K annual and 10-Q quarterly reports and are thus considered domestic issuers by the U.S. Securities and Exchange Commission (SEC).

Foreign Private Issuers Listed on U.S. Exchanges
Companies that are incorporated outside of the U.S. and listed solely on U.S. exchanges, where they qualify as Foreign Private Issuers, will be subject to the following policy:

Vote AGAINST (or WITHHOLD from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. In all other cases, equity compensation plans will be evaluated according to the US Proxy Voting Guidelines.

All other voting items will be evaluated using the International Proxy Voting Guidelines.

Foreign private issuers (“FPIs”) are defined as companies whose business is administered principally outside the U.S., with more than 50 percent of assets located outside the U.S.; a majority of whose directors/officers are not U.S. citizens or residents; and a majority of whose outstanding voting shares are held by non-residents of the U.S.

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DoubleLine Funds Trust
DoubleLine Equity Funds
DoubleLine Capital LP
DoubleLine Commodity LP
DoubleLine Equity LP
DoubleLine Private Funds
DoubleLine Opportunistic Credit Fund
DoubleLine Income Solutions Fund

Proxy Voting, Corporate Actions and Class Actions

August 2015

I.          Background

This Proxy Voting, Corporate Actions and Class Actions Policy (“Policy”) is adopted by DoubleLine Capital LP, DoubleLine Commodity LP and DoubleLine Equity LP (each, as applicable, “DoubleLine”, the “Adviser” or the “Firm”), DoubleLine Funds Trust and DoubleLine Equity Funds  (each, as applicable, the “Trust”) and each series of the Trusts (each an “Open-End Fund”), the DoubleLine Opportunistic Credit Fund (“DBL”) and DoubleLine Income Solutions Fund (“DSL” and, together with DBL and all of the Open-End Funds collectively, the “Funds”) to govern the voting of proxies related to securities held by the Funds  and actions taken with respect to corporate actions and class actions affecting such securities, and  to provide a method of reporting the actions taken and overseeing compliance with regulatory requirements.

Each private investment fund (such as, but not limited to, the DoubleLine Opportunistic Income Master Fund LP (and its related entities) and the DoubleLine Leverage Fund LP (and its related entities), each of which is a “Private Fund” and, collectively, the “Private Funds”) managed by DoubleLine also adopts this Policy.

DoubleLine generally will exercise voting authority on behalf of its separate account clients (“Separate Account Clients” and together with the Funds and Private Funds, the “Clients”) only where a Client has expressly delegated authority in writing to DoubleLine and DoubleLine has accepted that responsibility. Separate Account Clients that do not provide written authorization for DoubleLine to exercise voting authority are responsible for their own proxy voting, corporate actions and class actions and this Policy does not apply to them.

To the extent that voting a proxy or taking action with respect to a class action or corporate action (in each case, a “proposal”) is desirable, DoubleLine (or its designee) will seek to take action on such proposal in a manner that it believes is most likely to enhance the economic value of the underlying securities held in Client accounts and, with respect to proposals not otherwise covered by the Guidelines herein, DoubleLine (or its designee) will seek to consider each proposal on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote.  DoubleLine will not respond to proxy solicitor requests unless DoubleLine determines that it is in the best interest of a Client to do so.

II.         Issue

Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the “Rule”), requires every investment adviser who exercises voting authority with respect to client securities to adopt and implement

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written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interest of its clients.  The procedures must address material conflicts that may arise between DoubleLine and a Client in connection with proxy voting.  The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting policies and procedures and to provide copies of the complete proxy voting policy and procedures to clients upon request.  Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

III.       Policy – Proxies and Corporate Actions; Role of Third-Party Proxy Agent

To assist DoubleLine in carrying out its proxy voting obligations, DoubleLine has retained a third-party proxy voting service provider, currently Glass, Lewis & Co. (“Glass Lewis”), as its proxy voting agent.  Pursuant to an agreement with DoubleLine, Glass Lewis obtains proxy ballots with respect to securities held by one or more Client accounts advised by DoubleLine, evaluates the individual facts and circumstances relating to any proposal, and, except as otherwise provided below, votes on any such proposal in accordance with the Guidelines set forth in Attachment A hereto (the “Guidelines”).

In the event that a proposal is not adequately addressed by the Guidelines, Glass Lewis will make a recommendation to DoubleLine as to how to vote on such proposal.  The portfolio manager or other authorized person of the relevant Client will review the recommendation made by Glass Lewis and will instruct Glass Lewis to vote the Client’s securities against Glass Lewis’ recommendation when DoubleLine believes doing so is in the best interests of the Client.  The portfolio manager or authorized person shall record the reasons for any such instruction and shall provide that written record to the Chief Compliance Officer or his/her designee.  In the absence of a timely instruction from DoubleLine to the contrary, Glass Lewis will vote in accordance with its recommendation.  In the event that Glass Lewis does not provide a recommendation with respect to a proposal, DoubleLine may vote on any such proposal in its discretion and in a manner consistent with this Policy.

In the event that DoubleLine determines that a recommendation of Glass Lewis (or of any other third-party proxy voting service retained by DoubleLine) was based on a material factual error, DoubleLine will investigate the error, taking into account, among other things, the nature of the error and the related recommendation, and seek to determine whether Glass Lewis (or any other third-party proxy voting service retained by DoubleLine) is taking reasonable steps to reduce similar errors in the future.

The Guidelines provide a basis for making decisions in the voting of proxies and taking action with respect to class actions or corporate actions for Clients. When voting proxies or taking action with respect to class actions or corporate actions, DoubleLine’s utmost concern in exercising its duties of loyalty and care is that all decisions be made in the best interests of the Client and with the goal of maximizing the value of the Client’s investments.  With this goal in mind, the Guidelines cover various categories of voting decisions and generally specify whether DoubleLine (or its designee) will vote (assuming it votes at all) for or against a particular type of proposal.  The applicable portfolio managers who are primarily responsible for evaluating the individual holdings of the relevant Client are responsible in the first instance for overseeing the voting of proxies and taking action with respect to class actions or corporate actions for such Client (though they are not expected to review each such vote or action).  Such portfolio managers may, in their discretion, vote proxies or take action with respect to class actions or corporate actions in a manner that is inconsistent with the Guidelines (or instruct Glass Lewis to do so) when they determine that doing so is in the best interests of the Client.  In making any such determination, the portfolio managers may, in their discretion, take into account the recommendations of appropriate members of DoubleLine’s executive and senior management, other investment personnel and, if desired, an outside service.

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Limitations of this Policy. This Policy applies to voting and/or consent rights of securities held by Clients. DoubleLine (or its designee) will, on behalf of each Client (including the Funds or the Private Funds) vote in circumstances such as, but not limited to, plans of reorganization, and waivers and consents under applicable indentures.  This Policy does not apply, however, to consent rights that primarily represent decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. Such decisions, while considered not to be covered within this Policy, shall be made with the Client’s best interests in mind.  In certain limited circumstances, particularly in the area of structured finance, DoubleLine may, on behalf of Clients, enter into voting agreements or other contractual obligations that govern the voting of shares.  In the event of a conflict between any such contractual requirements and the Guidelines, DoubleLine (or its designee) will vote in accordance with its contractual obligations.

In addition, where DoubleLine determines that there are unusual costs and/or difficulties associated with voting on a proposal, which more typically might be the case with respect to proposals relating to non-U.S. issuers, DoubleLine reserves the right to not vote on a proposal unless DoubleLine determines that the expected benefits of voting on such proposal exceed the expected cost to the Client, such as in situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security.  DoubleLine will seek to consult with its Clients in such circumstances unless the investment management agreement or other written arrangement with the applicable Client gives DoubleLine authority to act in its discretion.

All proxies, class actions or corporate actions received shall be retained by the Chief Risk Officer or designee.  Such records shall include whether DoubleLine voted such proxy or corporate actions and, if so, how the proxy was voted.  The records also shall be transcribed into a format such that any Client’s overall proxy and corporate actions voting record can be provided upon request.

DoubleLine provides no assurance to former clients that applicable proxy, class actions or corporate actions information will be delivered to them.

IV.        Proofs of Claim

DoubleLine does not complete proofs-of-claim on behalf of Clients for current or historical holdings other than for the Funds; however, DoubleLine will provide reasonable assistance to Clients with collecting information relevant to filing proofs-of-claim when such information is in the possession of DoubleLine.  DoubleLine does not undertake to complete or provide proofs-of-claim for securities that had been held by any former client.  DoubleLine will complete proofs-of-claim for the Funds and Private Funds, or provide reasonable access to the applicable Fund’s or Private Fund’s administrator to file such proofs-of-claim when appropriate.

V.         Class Actions Policy

In the event that Client securities become the subject of a class action lawsuit, the applicable portfolio manager(s) will assess the value to Clients in participating in such legal action.  If the portfolio manager decides that participating in the class action is in the Client’s best interest, DoubleLine will recommend that the Client or its custodian submit appropriate documentation on the Client’s behalf, subject to contractual or other authority.  DoubleLine may consider any relevant information in determining whether participation in a class action lawsuit is in a Client’s best interest, including the costs that would be incurred by the Client and the resources that would be expended in participating in the class action, including in comparison to the Client pursuing other legal recourse against the issuer.  DoubleLine also may choose to notify Clients (other than the Funds and the Private Funds) of the class action without making a recommendation as to participation, which would allow Clients to decide how or if to proceed.

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DoubleLine provides no assurance to former clients that applicable class action information will be delivered to them.

VI.        Procedures for Lent Securities and Issuers in Share-blocking Countries

At times, DoubleLine may not be able to take action in respect of a proposal on behalf of a Client when the Client’s relevant securities are on loan in accordance with the Client’s securities lending program and/or are controlled by a securities lending agent or custodian acting independently of DoubleLine.  Notwithstanding this fact, in the event that DoubleLine becomes aware of a proposal on which a Client’s securities may be voted and with respect to which the outcome of such proposal could reasonably be expected to enhance the economic value of the Client’s position and some or a portion of that position is lent out, DoubleLine will make reasonable efforts to inform the Client that DoubleLine is not able to take action with respect to such proposal until and unless the Client recalls the lent security.  When such situations relate to the Funds or the Private Funds, DoubleLine will take reasonable measures to recall the lent security in order to take action timely.  There can be no assurance that any lent security will be returned timely.

In certain markets where share blocking occurs, shares must be frozen for trading purposes at the custodian or sub-custodian in order to vote.  During the time that shares are blocked, any pending trades will not settle.  Depending on the market, this period can last from one day to three weeks.  Any sales that must be executed will settle late and potentially be subject to interest charges or other punitive fees.  For this reason, in blocking markets, DoubleLine retains the right to vote or not, based on the determination of DoubleLine’s investment personnel as to whether voting would be in the Client’s best interest.

VII.      Proxy Voting Committee; Oversight

DoubleLine has established a proxy voting committee (the “Committee”) with a primary responsibility of overseeing compliance with the Policy.  The Committee, made up of non-investment executive officers, the Chief Risk Officer, and the Chief Compliance Officer (or his/her designee), meets on an as needed basis.  The Committee will (1) monitor compliance with the Policy, including by periodically sampling proxy votes for review, (2) review, no less frequently than annually, the adequacy of this Policy to ensure that such Policy has been effectively implemented and that the Policy continues to be designed to ensure that proxies are voted in the best interests of Clients, and (3) review potential conflicts of interest that may arise under this Policy, including changes to the businesses of DoubleLine, Glass Lewis or other third-party proxy voting services retained by DoubleLine to determine whether those changes present new or additional conflicts of interest that should be addressed by this Policy.

The Committee shall have primary responsibility for managing DoubleLine’s relationship with Glass Lewis and/or any other third-party proxy voting service provider, including overseeing their compliance with this Policy generally as well as reviewing periodically instances in which (i) DoubleLine overrides a recommendation made by Glass Lewis or (ii) Glass Lewis does not provide a recommendation with respect to a proposal.  The Committee shall also periodically review DoubleLine’s relationships with such entities more generally, including for potential conflicts of interest relevant to such entities and whether DoubleLine’s relationships with such entities should continue.

VIII.     Procedures for Material Conflicts of Interest

The portfolio managers will seek to monitor for conflicts of interest arising between DoubleLine and a Client and shall report any such conflict identified by the portfolio managers to the Committee.  Should

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material conflicts of interest arise between DoubleLine and a Client as to a proposal, the proposal shall be brought to the attention of the Committee, who shall involve other executive managers, legal counsel (which may be DoubleLine’s in-house counsel or outside counsel) or the Chief Compliance Officer as may be deemed necessary or appropriate by the Committee to attempt to resolve such conflicts.  The Committee shall determine the materiality of such conflict if the conflict cannot be resolved.  (An example of a specific conflict of interest that should be brought to the Committee is a situation where a proxy contest involves securities issued by a Client.  When in doubt as to a potential conflict, portfolio managers shall bring the proxy to the attention of the Committee.)

If, after appropriate review, a material conflict between DoubleLine and a Client is deemed to exist, DoubleLine will seek to resolve any such conflict in the best interest of the Client whose assets it is voting by pursuing any one of the following courses of action: (i) voting (or not voting) in accordance with the Guidelines; (ii) convening a Committee meeting to assess available measures to address the conflict and implementing those measures; (iii) voting in accordance with the recommendation of an independent third-party service provider chosen by the Committee; (iv) voting (or not voting) in accordance with the instructions of such Client; (v) or not voting with respect to the proposal if consistent with DoubleLine’s fiduciary obligations.

Investments in the DoubleLine Funds.  In the event that DoubleLine has discretionary authority to vote shares of a Fund owned by all Clients (including the Funds), DoubleLine will vote the shares of such Fund in the same proportion as the votes of the other beneficial shareholders of such Fund. Under this “echo voting” approach, DoubleLine’s voting of a Fund’s shares would merely amplify the votes already received from such Fund’s other shareholders. DoubleLine’s potential conflict is therefore mitigated by replicating the voting preferences expressed by the Fund’s other shareholders.

IX.        Procedures for Proxy Solicitation

In the event that any employee of DoubleLine receives a request to reveal or disclose DoubleLine’s voting intention on a specific proxy event to a third party, the employee must forward the solicitation request to the Chief Compliance Officer or designee.  Such requests shall be reviewed with the Committee or appropriate executive and senior management.  Any written requests shall be retained with the proxy files maintained by the Chief Operating Officer or designee.

X.         Additional Procedures for the Funds

A. Filing Form N-PX

Rule 30b1-4 under the Investment Company Act of 1940 requires mutual funds to file an annual record of proxies voted by a Fund on Form N-PX. Form N-PX must be filed each year no later than August 31 and must contain the Funds’ proxy voting record for the most recent twelve-month period ending June 30.

The Funds rely upon their respective fund administrator to prepare and make their filings on Form N-PX. DoubleLine shall assist the fund administrator by providing information (including by causing such  information to be provided by any third party proxy voting service for record comparison purposes as deemed necessary) regarding any proxy votes made for the Funds within the most recent twelve-month period ending June 30. DoubleLine shall retain records of any such votes with sufficient information to make accurate annual Form N-PX filings.

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B. Providing Policies and Procedures

Mutual funds (including the Funds) that invest in voting securities are required to describe in their Statements of Additional Information (“SAIs”) the policies and procedures that they use to determine how to vote proxies relating to securities held in their portfolios. The Funds also may chose to include these policies and procedures as part of their registration statement. Closed-end funds (such as DBL and DSL) must disclose their proxy voting policies and procedures annually on Form N-CSR.

Funds are required to disclose in shareholder reports that a description of the fund’s proxy voting policies and procedures is available (i) without charge, upon request, by calling a specified toll-free (or collect) telephone number; (ii) on the fund’s website, if applicable; and (iii) on the Commission’s website at http://www.sec.gov. The fund administrator shall ensure that such disclosures are included when preparing shareholder reports on the Funds’ behalf. The Funds currently do not provide the proxy policies and procedures on their website.

A Fund is required to send the description of the fund’s proxy voting policies and procedures within three business days of receipt of the request, by first-class mail or other means designed to ensure equally prompt delivery. The Funds rely upon the fund administrator to provide this service.

XI.        Recordkeeping

A.	DoubleLine must maintain the documentation described in this Policy for a period of not less than five (5) years from the end of the fiscal year during which the last entry was made on such record, the first two (2) years at its principal place of business. DoubleLine will be responsible for the following procedures and for ensuring that the required documentation is retained, including with respect to class action claims or corporate actions other than proxy voting. DoubleLine has engaged Glass Lewis to retain the aforementioned proxy voting records on behalf of DoubleLine (and its Clients).

B.	Client request to review proxy votes:

Any written request from a Client related to actions taken with respect to a proposal received by any employee of DoubleLine must be retained.  Only written responses to oral requests need to be maintained.

The Client Service group will record the identity of the Client, the date of the request, and the disposition (e.g., provided a written or oral response to Client’s request, referred to third party, not a proxy voting client, other dispositions, etc.).

In order to facilitate the management of proxy voting record keeping process, and to facilitate dissemination of such proxy voting records to Clients, the Client Service group will distribute to any Client requesting proxy voting information DoubleLine’s complete proxy voting record for the Client for the period requested.  If deemed operationally more efficient, DoubleLine may choose to release its entire proxy voting record for the requested period, with any information identifying a particular Client redacted.  The Client Service group shall furnish the information requested, free of charge, to the Client within a reasonable time period (within 10 business days) and maintain a copy of the written record provided in response to Client’s written (including e-mail) or oral request.  A copy of the written response should be attached and maintained with the Client’s written request, if applicable, and stored in an appropriate file.

Clients can require the delivery of the proxy voting record relevant to their accounts for the five year period prior to their request.

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C.	Examples of proxy voting records:

-
Documents prepared or created by DoubleLine that were material to making a decision on how to vote, or that memorialized the basis for the decision.Documentation or notes or any communications received from third parties, other industry analysts, third party service providers, company’s management discussions, etc. that were material in the basis for the decision.

XII.      Disclosure

The Chief Compliance Officer or designee will ensure that Form ADV Part 2A is updated as necessary to reflect: (i) all material changes to this Policy; and (ii) regulatory requirements related to proxy voting disclosure.

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Attachment A to Proxy Voting, Corporate Action and Class Action Policy

Guidelines

The proxy voting decisions set forth below refer to proposals by company management except for the categories of “Shareholder Proposals” and “Social Issue Proposals.” The voting decisions in these latter two categories refer to proposals by outside shareholders.

Governance
•            For trustee nominees in uncontested elections
•            For management nominees in contested elections
•            For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the fees for non-audit services exceed 51% of total fees
•            For changing the company name
•            For approving other business
•            For adjourning the meeting
•            For technical amendments to the charter and/or bylaws
•            For approving financial statements

Capital Structure
•            For increasing authorized common stock
•            For decreasing authorized common stock
•            For amending authorized common stock
•            For the issuance of common stock, except against if the issued common stock has superior voting rights
•            For approving the issuance or exercise of stock warrants
•            For authorizing preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•            For increasing authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
•            For decreasing authorized preferred stock
•            For canceling a class or series of preferred stock
•            For amending preferred stock
•            For issuing or converting preferred stock, except against if the shares have voting rights superior to those of other shareholders
•            For eliminating preemptive rights
•            For creating or restoring preemptive rights
•            Against authorizing dual or multiple classes of common stock
•            For eliminating authorized dual or multiple classes of common stock
•            For amending authorized dual or multiple classes of common stock
•            For increasing authorized shares of one or more classes of dual or multiple classes of common stock, except against if it will allow the company to issue additional shares with superior voting rights
•            For a stock repurchase program
•            For a stock split
•            For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares

Mergers and Restructuring
•            For merging with or acquiring another company

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•            For recapitalization
•            For restructuring the company
•            For bankruptcy restructurings
•            For liquidations
•            For reincorporating in a different state
•            For spinning off certain company operations or divisions
•            For the sale of assets
•            Against eliminating cumulative voting
•            For adopting cumulative voting

Board of Trustees
•            For limiting the liability of trustees
•            For setting the board size
•            For allowing the trustees to fill vacancies on the board without shareholder approval
•            Against giving the board the authority to set the size of the board as needed without shareholder approval
•            For a proposal regarding the removal of trustees, except against if the proposal limits the removal of trustees to cases where there is legal cause
•            For non-technical amendments to the company’s certificate of incorporation, except against if an amendment would have the effect of reducing shareholders’ rights
•            For non-technical amendments to the company’s bylaws, except against if an amendment would have the effect of reducing shareholder’s rights

Anti-Takeover Provisions
•            Against a classified board
•            Against amending a classified board
•            For repealing a classified board
•            Against ratifying or adopting a shareholder rights plan (poison pill)
•            Against redeeming a shareholder rights plan (poison pill)
•            Against eliminating shareholders’ right to call a special meeting
•            Against limiting shareholders’ right to call a special meeting
•            For restoring shareholders’ right to call a special meeting
•            Against eliminating shareholders’ right to act by written consent
•            Against limiting shareholders’ right to act by written consent
•            For restoring shareholders’ right to act by written consent
•            Against establishing a supermajority vote provision to approve a merger or other business combination
•            For amending a supermajority vote provision to approve a merger or other business combination, except against if the amendment would increase the vote required to approve the transaction
•            For eliminating a supermajority vote provision to approve a merger or other business combination
•            Against adopting supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•            Against amending supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•            For eliminating supermajority vote requirements (lock-ins) to change certain bylaw or charter provisions
•            Against expanding or clarifying the authority of the board of trustees to consider factors other than the interests of shareholders in assessing a takeover bid
•            Against establishing a fair price provision
•            Against amending a fair price provision
•            For repealing a fair price provision

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•            For limiting the payment of greenmail
•            Against adopting advance notice requirements
•            For opting out of a state takeover statutory provision
•            Against opt into a state takeover statutory provision

Compensation
•            For adopting a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•            For amending a stock incentive plan for employees, except decide on a case-by-case basis if the minimum potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•            For adding shares to a stock incentive plan for employees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common stock or if the potential dilution from all company plans, including the one proposed, is more than 10% of outstanding common stock
•            For limiting per-employee option awards
•            For extending the term of a stock incentive plan for employees
•            Case-by-case on assuming stock incentive plans
•            For adopting a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•            For amending a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans, including the one proposed, is more than 10% of outstanding common equity
•            For adding shares to a stock incentive plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•            For adopting an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•            For amending an employee stock purchase plan, except against if the proposal allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•            For adding shares to an employee stock purchase plan, except against if the proposed plan allows employees to purchase stock at prices of less than 85% of the stock’s fair market value
•            For adopting a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•            For amending a stock award plan, except against if the amendment shortens the vesting requirements or lessens the performance requirements
•            For adding shares to a stock award plan, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•            For adopting a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•            For amending a stock award plan for non-employee trustees, except decide on a case-by-case basis if the minimum potential dilution from all plans is more than 10% of the outstanding common equity.
•            For adding shares to a stock award plan for non-employee trustees, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity or if the minimum

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potential dilution from all plans, including the one proposed, is more than 10% of the outstanding common equity
•            For approving an annual bonus plan
•            For adopting a savings plan
•            For granting a one-time stock option or stock award, except decide on a case-by-case basis if the plan dilution is more than 5% of the outstanding common equity
•            For adopting a deferred compensation plan
•            For approving a long-term bonus plan
•            For approving an employment agreement or contract
•            For amending a deferred compensation plan
•            For amending an annual bonus plan
•            For reapproving a stock option plan or bonus plan for purposes of OBRA
•            For amending a long-term bonus plan

Shareholder Proposals
•            For requiring shareholder ratification of auditors
•            Against requiring the auditors to attend the annual meeting
•            Against limiting consulting by auditors
•            Against requiring the rotation of auditors
•            Against restoring preemptive rights
•            For asking the company to study sales, spin-offs, or other strategic alternatives
•            For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
•            Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
•            Against eliminating the company’s discretion to vote unmarked proxy ballots.
•            For providing equal access to the proxy materials for shareholders
•            Against requiring a majority vote to elect trustees
•            Against requiring the improvement of annual meeting reports
•            Against changing the annual meeting location
•            Against changing the annual meeting date
•            Against asking the board to include more women and minorities as trustees.
•            Against seeking to increase board independence
•            Against limiting the period of time a trustee can serve by establishing a retirement or tenure policy
•            Against requiring minimum stock ownership by trustees
•            Against providing for union or employee representatives on the board of trustees
•            For increasing disclosure regarding the board’s role in the development and monitoring of the company’s long-term strategic plan
•            For creating a nominating committee of the board
•            Against urging the creation of a shareholder committee
•            Against asking that the chairman of the board of trustees be chosen from among the ranks of the non-employee trustees
•            Against asking that a lead trustee be chosen from among the ranks of the non-employee trustees
•            For adopting cumulative voting
•            Against requiring trustees to place a statement of candidacy in the proxy statement
•            Against requiring the nomination of two trustee candidates for each open board seat
•            Against making trustees liable for acts or omissions that constitute a breach of fiduciary care resulting from a trustee’s gross negligence and/or reckless or willful neglect
•            For repealing a classified board
•            Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan

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•            Against repealing fair price provisions
•            For restoring shareholders’ right to call a special meeting
•            For restoring shareholders’ right to act by written consent
•            For limiting the board’s discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
•            For seeking to force the company to opt out of a state takeover statutory provision
•            Against reincorporating the company in another state
•            For limiting greenmail payments
•            Against advisory vote on compensation
•            Against restricting executive compensation
•            For enhancing the disclosure of executive compensation
•            Against restricting trustee compensation
•            Against capping executive pay
•            Against calling for trustees to be paid with company stock
•            Against calling for shareholder votes on executive pay
•            Against calling for the termination of trustee retirement plans
•            Against asking management to review, report on, and/or link executive compensation to non-financial criteria, particularly social criteria
•            Against seeking shareholder approval to reprice or replace underwater stock options
•            For banning or calling for a shareholder vote on future golden parachutes
•            Against seeking to award performance-based stock options
•            Against establishing a policy of expensing the costs of all future stock options issued by the company in the company’s annual income statement
•            Against requesting that future executive compensation be determined without regard to any pension fund income
•            Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
•            Against requiring option shares to be held
•            For creating a compensation committee
•            Against requiring that the compensation committee hire its own independent compensation consultants-separate from the compensation consultants working with corporate management-to assist with executive compensation issues
•            For increasing the independence of the compensation committee
•            For increasing the independence of the audit committee
•            For increasing the independence of key committees

Social Issue Proposals
•            Against asking the company to develop or report on human rights policies
•            Against asking the company to limit or end operations in Burma
•            For asking management to review operations in Burma
•            For asking management to certify that company operations are free of forced labor
•            Against asking management to implement and/or increase activity on each of the principles of the U.S. Business Principles for Human Rights of Workers in China.
•            Against asking management to develop social, economic, and ethical criteria that the company could use to determine the acceptability of military contracts and to govern the execution of the contracts
•            Against asking management to create a plan of converting the company’s facilities that are dependent on defense contracts toward production for commercial markets
•            Against asking management to report on the company’s government contracts for the development of ballistic missile defense technologies and related space systems
•            Against asking management to report on the company’s foreign military sales or foreign offset activities
•            Against asking management to limit or end nuclear weapons production

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•            Against asking management to review nuclear weapons production
•            Against asking the company to establish shareholder-designated contribution programs
•            Against asking the company to limit or end charitable giving
•            For asking the company to increase disclosure of political spending and activities
•            Against asking the company to limit or end political spending
•            For requesting disclosure of company executives’ prior government service
•            Against requesting affirmation of political nonpartisanship
•            For asking management to report on or change tobacco product marketing practices, except against if the proposal calls for action beyond reporting
•            Against severing links with the tobacco industry
•            Against asking the company to review or reduce tobacco harm to health
•            For asking management to review or promote animal welfare, except against if the proposal calls for action beyond reporting
•            For asking the company to report or take action on pharmaceutical drug pricing or distribution, except against if the proposal asks for more than a report
•            Against asking the company to take action on embryo or fetal destruction
•            For asking the company to review or report on nuclear facilities or nuclear waste, except against if the proposal asks for cessation of nuclear-related activities or other action beyond reporting
•            For asking the company to review its reliance on nuclear and fossil fuels, its development or use of solar and wind power, or its energy efficiency, except vote against if the proposal asks for more than a report.
•            Against asking management to endorse the Ceres principles
•            For asking the company to control generation of pollutants, except against if the proposal asks for action beyond reporting or if the company reports its omissions and plans to limit their future growth or if the company reports its omissions and plans to reduce them from established levels
•            For asking the company to report on its environmental impact or plans, except against if management has issued a written statement beyond the legal minimum
•            For asking management to report or take action on climate change, except against if management acknowledges a global warming threat and has issued company policy or if management has issued a statement and committed to targets and timetables or if the company is not a major emitter of greenhouse gases
•            For asking management to report on, label, or restrict sales of bioengineered products, except against if the proposal asks for action beyond reporting or calls for a moratorium on sales of bioengineered products
•            Against asking the company to preserve natural habitat
•            Against asking the company to review its developing country debt and lending criteria and to report to shareholders on its findings
•            Against requesting the company to assess the environmental, public health, human rights, labor rights, or other socioeconomic impacts of its credit decisions
•            For requesting reports and/or reviews of plans and/or policies on fair lending practices, except against if the proposal calls for action beyond reporting
•            Against asking the company to establish committees to consider issues related to facilities closure and relocation of work
•            For asking management to report on the company’s affirmative action policies and programs, including releasing its EEO-1 forms and providing statistical data on specific positions within the company, except against if the company releases its EEO-1 reports
•            Against asking management to drop sexual orientation from EEO policy
•            Against asking management to adopt a sexual orientation non-discrimination policy
•            For asking management to report on or review Mexican operations
•            Against asking management to adopt standards for Mexican operations
•            Against asking management to review or implement the MacBride principles

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•            Against asking the company to encourage its contractors and franchisees to implement the MacBride principles
•            For asking management to report on or review its global labor practices or those of its contractors, except against if the company already reports publicly using a recognized standard or if the resolution asks for more than a report
•            Against asking management to adopt, implement, or enforce a global workplace code of conduct based on the International Labor Organization’s core labor conventions
•            For requesting reports on sustainability, except against if the company has already issued a report in GRI format

Adopted by the DoubleLine Funds Trust Board: March 25, 2010
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: March 1, 2011
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 25, 2011
Renewed and approved by the DoubleLine Funds Trust Board of Trustees: March 19, 2013
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: May 22, 2013
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: November 20, 2013
Renewed, reviewed and approved by the DoubleLine Funds Trust Board: August 21, 2014

Adopted by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 24, 2011
Renewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: March 19, 2013
Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: May 22, 2013
Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: November 20, 2013
Renewed, reviewed and approved by the DoubleLine Opportunistic Credit Fund Board of Trustees: August 21, 2014

Adopted by the DoubleLine Equity Funds Board of Trustees:  March 19, 2013

Renewed, reviewed and approved by the DoubleLine Equity Funds Board: May 22, 2013
Renewed, reviewed and approved by the DoubleLine Equity Funds Board: November 20, 2013
Renewed, reviewed and approved by the DoubleLine Equity Funds Board: August 21, 2014
Adopted by the DoubleLine Income Solutions Board of Trustees:  March 19, 2013
Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: May 22, 2013 Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: November 20, 2013
Renewed, reviewed and approved by the DoubleLine Income Solutions Board of Trustees: August 21, 2014

Reviewed and approved by the Boards of the DoubleLine Funds Trust, DoubleLine Equity Funds, DoubleLine Opportunistic Credit Fund and DoubleLine Income Solutions Fund: August 20, 2015

FIRST PACIFIC ADVISORS, LLC
PROXY VOTING POLICY AND PROCEDURES

POLICY
First Pacific Advisors, LLC  (“Adviser”) acts as discretionary investment adviser for various clients, including SEC-registered closed-end and open-end investment companies (“RIC clients”), separately managed accounts (including those governed under the laws and provisions of ERISA), as well as non-registered investment funds  (collectively referred to as “client” or “clients”).  The Adviser is authorized to vote proxies on behalf of its clients, unless a client specifically retains or delegates this authority to another party in writing.  The Adviser will vote all proxies in a timely manner as part of its full discretionary authority over client assets in accordance with these Policies and Procedures.

When voting proxies for clients, the Adviser’s utmost concern is that all decisions be made solely in the best interest of the client (and for ERISA accounts, plan beneficiaries and participants, in accordance with the letter and spirit of ERISA).  The Adviser will act in a prudent and diligent manner intended to enhance the value of the assets of the client’s account.

PURPOSE
The purpose of these Policies and Procedures is to enable the Adviser to comply with its fiduciary responsibilities to clients and the requirements under the Investment Advisers Act of 1940, as amended (“Advisers Act”), and the Investment Company Act of 1940, as amended (“1940 Act”).  These Policies and Procedures also reflect the fiduciary standards and responsibilities set forth by the Department of Labor for ERISA accounts.

PROCEDURES
The Adviser is ultimately responsible for ensuring that the proxies for all accounts that have delegated voting to the Adviser are voted in a timely manner and in a manner consistent with the Adviser’s determination of the client’s best interests.  Although a majority of proxy proposals are routine and can be voted in accordance with the Adviser’s guidelines, the Adviser recognizes that some proposals require special consideration which may dictate that the Adviser make an exception.

CONFLICTS OF INTEREST
In order to further mitigate any conflicts of interest Adviser has contracted with Institutional Shareholder Services, Inc. (“ISS”). ISS was founded in 1985 and is the world’s leading provider of proxy advisory and corporate governance solutions to financial market participants. ISS’ services include objective proxy research and analysis, end-to-end proxy voting and distribution solutions, turnkey securities class-action claims management, and reliable governance data and modeling tools.

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FIRST PACIFIC ADVISORS, LLC
PROXY VOTING POLICY AND PROCEDURES

ISS will provide the following services to FPA:

●	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;
●	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS’s analysis;
●	Provides FPA with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and
●	Annual analysis and rationale for guideline amendments.

If the Adviser becomes aware that a proxy proposal raises a material conflict between the Adviser’s interests and a client’s interest, the Adviser will resolve such a conflict in the manner described below:

●
Vote in accordance with the ISS recommendation.  To the extent that the Adviser has little or no purpose to deviate from the recommended vote with respect to the proposal in question, the Adviser shall vote in accordance with such pre-determined voting policy.

●
Deviate from ISS recommendation.  To the extent that the Adviser deviates from an ISS recommendation with respect to the proposal in question, the Adviser will disclose the conflict to the relevant clients and obtain their consent to the proposed vote prior to voting the securities.  The disclosure to the client will include sufficient detail regarding the matter to be voted on and the nature of the Adviser’s conflict that the client would be able to make an informed decision regarding the vote.  If a client does not respond to such a conflict disclosure request or denies the request, the Adviser will abstain from voting the securities held by that client’s account.

The Adviser will review proxy proposals for conflicts of interest as part of the overall vote review process.  All material conflicts of interest so identified by the Adviser will be addressed as above.  Matters to be reviewed include: (i) whether the issuer of the portfolio security to be voted, or an affiliate or employee group of the issuer, is a client of the Adviser; (ii) whether the Adviser has made

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FIRST PACIFIC ADVISORS, LLC
PROXY VOTING POLICY AND PROCEDURES

or is actively considering a business proposal to provide services to the issuer or an affiliate or employee group of the issuer; (iii) whether the Adviser has any other material business relationship with the issuer or an affiliate of the issuer; (iv) whether a partner of the Adviser or the portfolio manager responsible for recommending the proxy vote is a close relative or has a personal or business relationship with an executive, director or director candidate of the issuer or is a participant in a proxy contest; and (v) whether there is any other business or personal relationship where the portfolio manager has a personal interest in the outcome of the matter to be voted upon.

LIMITATIONS
In certain circumstances where the Adviser becomes aware that it is in the client’s best interest, the Adviser will request that ISS  not vote proxies received. In other situations the client will decide unilaterally to retain proxy voting authority. The following are some, but not all, circumstances where the Adviser will limit its role in voting proxies:

Client Maintains Proxy Voting Authority.  Where the client has instructed the Adviser in writing, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the client.  If any proxy material is received by the Adviser, it will promptly be forwarded to the client or a specified third party.

Terminated Account.  Once a client account has been terminated with the Adviser in accordance with the investment advisory agreement, the Adviser will request ISS to refrain from voting any proxies received after the termination.  However, the client may specify in writing who the proxies shall be forwarded to.

Securities No Longer Held.  The Adviser may refrain from voting proxies received for securities which are no longer held by the client’s account.

Securities Lending Programs.  When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion.  However, where the Adviser determines that a proxy vote is materially important to the client’s account, the Adviser may recall the security for purposes of voting.

Unsupervised Securities.  The Adviser will not vote unsupervised securities.

Non-Discretionary Accounts.  If the Adviser accepts a client with non-discretionary authority it may also yield the authority to vote proxies.

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FIRST PACIFIC ADVISORS, LLC
PROXY VOTING POLICY AND PROCEDURES

Foreign Issuers/Non-U.S. proxies. The Adviser will vote foreign issue proxies on a best efforts basis. Some foreign proxies may involve a number of issues that restrict or prevent the Adviser’s ability to vote in a timely manner, or otherwise make voting impractical. For example, some proxies may not appear on the ISS platform (because some issuers do not reimburse custodians for the distribution of proxies.  The Adviser will use its best efforts to vote all proxies but cannot guarantee the votes will be processed due to obstacles such as share blocking, re-registration, required powers of attorney, and sub-custodial arrangements. The Adviser may also be limited in obtaining proxy records but will maintain evidence reflecting best efforts to vote such proxies.

RECORD KEEPING
ISS as a turnkey operation retains records in accordance with the Rules under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rules the following information:
1.	these proxy voting policies and procedures, and all amendments thereto;
2.	all proxy statements received regarding client securities (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records);
3.	a record of all votes cast on behalf of clients;
4.	records of all client requests for proxy voting information;
5.	any documents prepared by the Adviser that were material in making a decision and/or used as the basis for the decision; and
6.	all records relating to requests made to clients regarding conflicts of interest in voting the proxy. These requests will be kept in the client proxy file.

The Adviser will disclose its proxy voting policies and procedures and will inform clients how they may obtain information on how the Adviser voted proxies with respect to the clients’ portfolio securities.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  ISS on behalf of the Adviser will prepare all the information required to be filed by its RIC clients on Form N-PX with the Securities and Exchange Commission.

GUIDELINES
Although ISS performs independent research and voting decisions on each proxy issue, the following guidelines were provided by the Adviser to ISS. These may assist clients in understanding generally how votes are cast, but will not be used as rigid rules.

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FIRST PACIFIC ADVISORS, LLC
PROXY VOTING POLICY AND PROCEDURES

1.	Issues regarding the issuer’s Board entrenchment and anti-takeover measures such as the following:		Oppose
	a)	Proposals to stagger board members’ terms;
	b)	Proposals to limit the ability of shareholders to call special
a. meetings;
	c)	Proposals to require super majority votes;
	d)	Proposals requesting excessive increases in authorized
a. common or preferred shares where management provides
b. no explanation for the use or need of these additional
c. shares;
	e)	Proposals regarding “fair price” provisions;
	f)	Proposals regarding “poison pill” provisions; and
	g)	Permitting “green mail.”

2.	Providing cumulative voting rights		Oppose

3.	“Social issues,” unless specific client guidelines supersede		Oppose

4.	Election of directors recommended by management, except if there is a proxy fight		Approve

5.	Election of independent auditors recommended by management, unless seeking to replace if there exists a dispute over policies		Approve

6.	Date and place of annual meeting		Approve
7.	Limitation on charitable contributions or fees paid to lawyers		Approve

8.	Ratification of directors’ actions on routine matters since previous annual meeting		Approve

9.	Confidential voting		Approve

Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues

The Adviser will generally approve these proposals as shareholders

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FIRST PACIFIC ADVISORS, LLC
PROXY VOTING POLICY AND PROCEDURES

can later divulge their votes to management on a selective basis if a legitimate reason arises

10.	Limiting directors’ liability	Approve

11.	Eliminate preemptive right	Approve

Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict managements’ ability to raise new capital

The Adviser generally approves the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of total dilution

12.	Employee Stock Purchase Plan	Approve

13.	Establish 401(k) Plan	Approve

14.	Pay director solely in stocks	Case-by-case

15.	Eliminate director mandatory retirement policy	Case-by-case

16.	Rotate annual meeting location/date	Case-by-case

17.	Option and stock grants to management and directors	Case-by-case

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FIRST PACIFIC ADVISORS, LLC
PROXY VOTING POLICY AND PROCEDURES

18.	Allowing indemnification of directors and/or officers after reviewing the applicable laws and extent of protection requested	Case-by-case

19.	Sale of assets, divisions, product rights, etc.	Case-by-case

20.	Other business that may arise at the annual meeting	Case-by-case

21.	Other issues not included on this list	Case-by-case

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FIRST PACIFIC ADVISORS, LLC
PROXY VOTING POLICY AND PROCEDURES

NOTICE TO CLIENTS OF FIRST PACIFIC ADVISORS, LLC
REGARDING PROXY VOTING POLICIES AND PROCEDURES

Unless specifically noted otherwise in writing by the Client, First Pacific Advisors, LLC (“Adviser”) retains all authority and responsibility to vote proxies for any stocks held in Accounts under its management.

In accordance with Rule 207.206(4)-6 of the Advisers Act of 1940 with respect to proxy voting procedures of the Adviser, we are hereby notifying you of your right to obtain information about our proxy voting policy and procedures, including how we vote shares held in your Account.  If at any time you would like information on our proxy voting policy and procedures, you may send a request in writing to Sherry Sasaki, Corporate Secretary, First Pacific Advisors, LLC, 11400 West Olympic Boulevard, Suite 1200, Los Angeles, CA 90064, or fax your request to (310) 996-5450, or by e-mail to sasaki@fpafunds.com

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FRANKLIN ADVISERS, INC.

PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Advisers, Inc. (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to  the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

*  Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

4.	The issuer is a significant executing broker dealer; [4]

1  For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
2 The top 50 vendors will be considered to present a potential conflict of interest.
3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
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5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation  of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the

4  The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5  “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6  The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
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decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.

Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely  affect the investment merits of owning that company’s shares.

Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
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THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING  POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.- registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
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Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be  in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized  to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
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The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion,  the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The  Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase  authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal
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conduct, or have failed to adequately address current or emergent risks that threaten shareholder  value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to vote a proxy, or may choose not to vote a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the
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custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will
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make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy
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Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third- party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N- PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process,
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the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable  steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:
a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least  five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the
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Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund  involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

As of January 4, 2016
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FRANKLIN MUTUAL ADVISERS, LLC

PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Mutual Advisers, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to  the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

1  For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
2  The top 50 vendors will be considered to present a potential conflict of interest.
3  The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
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4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation  of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including

4  The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5  “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6  The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
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the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.

Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
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THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by-case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING  POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
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Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be  in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized  to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
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The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion,  the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison  pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The  Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase  authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal
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conduct, or have failed to adequately address current or emergent risks that threaten shareholder  value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: The Investment Manager will consider shareholder proxy access proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the responsiveness of management, the intentions of the shareholder proponent, company performance, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to vote a proxy, or may chose not to vote  a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if  the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including  but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the
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Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will
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make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy
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Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process,
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the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on  material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable  steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:
a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least  five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the
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Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund  involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

As of January 4, 2016
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FRANKLIN TEMPLETON INSTITUTIONAL, LLC

PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Franklin Templeton Institutional, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to  the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

* Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

1   For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
2   The top 50 vendors will be considered to present a potential conflict of interest.
3   The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
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4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation  of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including

4    The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5    “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6    The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
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the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.

Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
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THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVE S T ME NT MANA GE R’S PROXY VOT ING  POL ICIES AND PRINCI PL E S

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.- registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
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Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be  in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized  to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
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The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti- takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion,  the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison  pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The  Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase  authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal
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conduct, or have failed to adequately address current or emergent risks that threaten shareholder  value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to vote a proxy, or may chose not to vote  a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if  the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including  but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the
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custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will
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make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy
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Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third- party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N- PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process,
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the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on  material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable  steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:
a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least  five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the
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Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund  involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

As of January 4, 2016
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GSAM Global Proxy Voting Policy, Procedures and Guidelines

2016 Edition

March 2016

Part I

GOLDMAN SACHS ASSET MANAGEMENT
(“GSAM”*)

POLICY ON PROXY VOTING
FOR INVESTMENT ADVISORY CLIENTS

A.	Guiding Principles

Proxy voting and the analysis of corporate governance issues in general are important elements of the portfolio management services we provide to our advisory clients who have authorized us to address these matters on their behalf.  Our guiding principles in performing proxy voting are to make decisions that favor proposals that in GSAM’s view maximize a company’s shareholder value and are not influenced by conflicts of interest.  These principles reflect GSAM’s belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

GSAM has adopted the policies and procedures set out below regarding the voting of proxies (the “Policy”).  GSAM periodically reviews this Policy to ensure it continues to be consistent with our guiding principles.

B.	The Proxy Voting Process

Public Equity Investments

To implement these guiding principles for investments in publicly-traded equities for which we have voting power on any record date, we follow customized proxy voting guidelines that have been developed by GSAM portfolio management (the “GSAM Guidelines”). The GSAM Guidelines embody the positions and factors GSAM generally considers important in casting proxy votes.  They address a wide variety of individual topics, including, among other matters, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, issues of corporate social responsibility and various shareholder proposals.  Recognizing the complexity and fact-specific nature of many corporate governance issues, the GSAM Guidelines identify factors we consider in determining how the vote should be cast.  A summary of the GSAM Guidelines is attached as Part II.

The principles and positions reflected in this Policy are designed to guide us in voting proxies, and not necessarily in making investment decisions.  GSAM portfolio management teams (each, a “Portfolio Management Team”) base their determinations of whether to invest in a particular company on a variety of factors, and while corporate governance may be one such factor, it may not be the primary consideration.

Fundamental Equity and GS Investment Strategies Portfolio Management Teams

The Fundamental Equity and GS Investment Strategies Portfolio Management Teams view the analysis of corporate governance practices as an integral part of the investment research and stock valuation process.  In forming their views on particular matters, these Portfolio Management Teams may consider applicable regional rules and

* For purposes of this Policy, “GSAM” refers, collectively, to the following legal entities:

Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Goldman Sachs Hedge Fund Strategies LLC; GS Investment Strategies, LLC; GSAM Stable Value, LLC; Goldman Sachs (Singapore) Pte.; Goldman Sachs Asset Management (Singapore) Pte. Ltd.; Goldman Sachs (Asia) L.L.C.; Goldman Sachs Asset Management Co. Ltd.; Beijing Gao Hua Securities Company Limited; Goldman Sachs (China) L.L.C.; Goldman Sachs (India) Securities Private Limited; Goldman Sachs Asset Management (India) Private Limited; Goldman Sachs Representacoes Ltda.; Goldman Sachs Asset Management Brasil LTDA; GS Investment Strategies Canada Inc.; Goldman Sachs Management (Ireland) Ltd.; Goldman Sachs Asset Management Company Private Limited; Goldman Sachs Asset Management Australia Pty Ltd.; Goldman Sachs Australia Managed Funds Limited; Goldman Sachs Trustee Company (India) Private Limited; Goldman Sachs Global Advisory Products LLC.
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practices, including codes of conduct and other guides, regarding proxy voting, in addition to the GSAM Guidelines and Recommendations (as defined below).

Quantitative Investment Strategies Portfolio Management Teams

The Quantitative Investment Strategies Portfolio Management Teams have decided to generally follow the GSAM Guidelines and Recommendations based on such Portfolio Management Teams’ investment philosophy and approach to portfolio construction, as well as their participation in the creation of the GSAM Guidelines.  The Quantitative Investment Strategies Portfolio Management Teams may from time to time, however, review and individually assess any specific shareholder vote.

Fixed Income and Private Investments

Voting decisions with respect to client investments in fixed income securities and the securities of privately-held issuers generally will be made by the relevant Portfolio Management Teams based on their assessment of the particular transactions or other matters at issue.  Those Portfolio Management Teams may also adopt policies related to the fixed income or private investments they make that supplement this Policy.

Alternative Investment and Manager Selection (“AIMS”) and
Externally Managed Strategies

Where GSAM places client assets with managers outside of GSAM, for example within GSAM’s AIMS business unit, such external managers generally will be responsible for voting proxies in accordance with the managers’ own policies.  AIMS may, however, retain proxy voting responsibilities where it deems appropriate or necessary under prevailing circumstances.  To the extent AIMS portfolio managers assume proxy voting responsibility with respect to publicly-traded equity securities they will follow the GSAM Guidelines and Recommendations as discussed below unless an override is requested.  Any other voting decision will be conducted in accordance with AIMS’ policies governing voting decisions with respect to non-publicly traded equity securities held by their clients.

C.  Implementation

GSAM has retained a third-party proxy voting service (the “Proxy Service”) to assist in the implementation of certain proxy voting-related functions, including, without limitation, operational, recordkeeping and reporting services.  Among its responsibilities, the Proxy Service prepares a written analysis and recommendation (a “Recommendation”) of each proxy vote that reflects the Proxy Service’s application of the GSAM Guidelines to the particular proxy issues.  GSAM retains the responsibility for proxy voting decisions.

GSAM’s Portfolio Management Teams generally cast proxy votes consistently with the GSAM Guidelines and the Recommendations.  Each Portfolio Management Team, however, may on certain proxy votes seek approval to diverge from the GSAM Guidelines or a Recommendation by following a process which seeks to ensure that override decisions are not influenced by any conflict of interest.  As a result of the override process, different Portfolio Management Teams may vote differently for particular votes for the same company.

GSAM clients who have delegated voting responsibility to GSAM with respect to their account may from time to time contact their client representative if they would like to direct GSAM to vote in a particular manner for a particular solicitation.  GSAM will use commercially reasonable efforts to vote according to the client’s request in these circumstances, however, GSAM’s ability to implement such voting instruction will be dependent on operational matters such as the timing of the request.

From time to time, GSAM’s ability to vote proxies may be affected by regulatory requirements and compliance, legal or logistical considerations.  As a result, GSAM, from time to time, may determine that it is not practicable or desirable to vote proxies.

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D. Conflicts of Interest

GSAM has implemented processes designed to prevent conflicts of interest from influencing its proxy voting decisions. These processes include information barriers as well as the use of the GSAM Guidelines and Recommendations and the override process described above in instances when a Portfolio Management Team is interested in voting in a manner that diverges from the initial Recommendation based on the GSAM Guidelines.

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Part II
GSAM Proxy Voting Guidelines Summary

The following is a summary of the material GSAM Proxy Voting Guidelines (the “Guidelines”), which form the substantive basis of GSAM’s Policy on Proxy Voting for Investment Advisory Clients (the “Policy”).  As described in the main body of the Policy, one or more GSAM portfolio management teams may diverge from the Guidelines and a related Recommendation on any particular proxy vote or in connection with any individual investment decision in accordance with the Policy.

A.	US proxy items:

1.	Operational Items	page 4
2.	Board of Directors	page 5
3.	Executive Compensation	page 7
4.	Director Nominees and Proxy Access	page 10
5.	Shareholder Rights and Defenses	page 10
6.	Mergers and Corporate Restructurings	page 11
7.	State of Incorporation	page 11
8.	Capital Structure	page 12
9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 12

B.	Non-U.S. proxy items:

1.	Operational Items	page 15
2.	Board of Directors	page 16
3.	Compensation	page 18
4.	Board Structure	page 19
5.	Capital Structure	page 19
6.	Mergers and Corporate Restructurings & Other	page 21
7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues	page 21

U.S. Proxy Items

The following section is a summary of the Guidelines, which form the substantive basis of the Policy with respect to U.S. public equity investments.

1.	Operational Items

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply within the last year:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; or material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services are excessive (generally over 50% or more of the audit fees).

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Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services or asking for audit firm rotation.

2.	Board of Directors

The board of directors should promote the interests of shareholders by acting in an oversight and/or advisory role; the board should consist of a majority of independent directors and should be held accountable for actions and results related to their responsibilities.

When evaluating board composition, GSAM believes a diversity of ethnicity, gender and experience is an important consideration.

Classification of Directors

Where applicable, the New York Stock Exchange or NASDAQ Listing Standards definition is to be used to classify directors as insiders or affiliated outsiders. General definitions are as follows:

•	Inside Director
○	Employee of the company or one of its affiliates
○	Among the five most highly paid individuals (excluding interim CEO)
○	Listed as an officer as defined under Section 16 of the Securities and Exchange Act of 1934
○	Current interim CEO
○	Beneficial owner of more than 50 % of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a defined group)

•	Affiliated Outside Director
○	Board attestation that an outside director is not independent
○	Former CEO or other executive of the company within the last 3 years
○	Former CEO or other executive of an acquired company within the past three years

•	Independent Outside Director
○	No material connection to the company other than a board seat

Additionally, GSAM will consider compensation committee interlocking directors to be affiliated (defined as CEOs who sit on each other’s compensation committees).

Voting on Director Nominees in Uncontested Elections

Vote on director nominees should be determined on a CASE-BY-CASE basis.

Vote AGAINST or WITHHOLD from individual directors who:
•	Attend less than 75 % of the board and committee meetings without a disclosed valid excuse for each of the last two years;
•	Sit on more than six public operating and/or holding company boards;
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own--withhold only at their outside boards.

Other items considered for an AGAINST vote include specific concerns about the individual or the company, such as criminal wrongdoing or breach of fiduciary responsibilities, sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice.

Vote AGAINST or WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors above) in the case of operating and/or holding companies when:

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•	The Inside Director or Affiliated Outside Director serves on the Audit, Compensation, or Nominating Committees; and
•	The company lacks an Audit, Compensation or Nominating Committee so that the full board functions as such committees and Insider Directors or Affiliated Outside Directors are participating in voting on matters that independent committees should be voting on.

Vote AGAINST or WITHHOLD from members of the appropriate committee for the following reasons (or independent chairman or lead director in cases of a classified board and members of appropriate committee are not up for reelection). Extreme cases may warrant a vote against the entire board.

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company;
•	At the previous board election, any director received more than 50 % withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote (members of the Nominating or Governance Committees);
•	The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken); an adopted proposal that is substantially similar to the original shareholder proposal will be deemed sufficient; (vote against members of the committee of the board that is responsible for the issue under consideration). If GSAM did not support the shareholder proposal in both years, GSAM will still vote against the committee member(s).

Vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•	The non-audit fees paid to the auditor are excessive (generally over 50% or more of the audit fees);
•	The company receives an adverse opinion on the company’s financial statements from its auditor and there is not clear evidence that the situation has been remedied; or
•	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if poor accounting practices, which rise to a level of serious concern are identified, such as fraud, misapplication of GAAP and material weaknesses identified in Section 404 disclosures.

Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether negative vote recommendations are warranted against the members of the Audit Committee who are responsible for the poor accounting practices, or the entire board.

See section 3 on executive and director compensation for reasons to withhold from members of the Compensation Committee.

In limited circumstances, GSAM may vote AGAINST or WITHHOLD from all nominees of the board of directors (except from new nominees who should be considered on a CASE-BY-CASE basis and except as discussed below) if:
•	The company’s poison pill has a dead-hand or modified dead-hand feature for two or more years. Vote against/withhold every year until this feature is removed; however, vote against the poison pill if there is one on the ballot with this feature rather than the director;
•	The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or

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reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;
•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares;
•	If in an extreme situation the board lacks accountability and oversight, coupled with sustained poor performance relative to peers.

Shareholder proposal regarding Independent Chair (Separate Chair/CEO)

Vote on a CASE-BY-CASE basis.

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Two-thirds independent board;
•	All independent “key” committees (audit, compensation and nominating committees); or
•	Established, disclosed governance guidelines.

Shareholder proposal regarding board declassification

GSAM will generally vote FOR proposals requesting that the board adopt a declassified structure in the case of operating and holding companies.

Majority Vote Shareholder Proposals

GSAM will vote FOR proposals requesting that the board adopt majority voting in the election of directors provided it does not conflict with the state law where the company is incorporated.

GSAM also looks for companies to adopt a post-election policy outlining how the company will address the situation of a holdover director.

Cumulative Vote Shareholder Proposals

GSAM will generally support shareholder proposals to restore or provide cumulative voting in the case of operating and holding companies unless:
•	The company has adopted (i) majority vote standard with a carve-out for plurality voting in situations where there are more nominees than seats and (ii) a director resignation policy to address failed elections.

3.	Executive Compensation

Pay Practices

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably.  Compensation practices should allow a company to attract and retain proven talent.  Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

If the company maintains problematic or poor pay practices, generally vote:

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•	AGAINST Management Say on Pay (MSOP) Proposals; or
•	AGAINST an equity-based incentive plan proposal if excessive non-performance-based equity awards are the major contributor to a pay-for-performance misalignment.
•	If no MSOP or equity-based incentive plan proposal item is on the ballot, vote AGAINST/WITHHOLD from compensation committee members.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans.  Evaluation takes into account potential plan cost, plan features and grant practices. While a negative combination of these factors could cause a vote AGAINST, other reasons to vote AGAINST the equity plan could include the following factors:

•	The plan permits the repricing of stock options/stock appreciation rights (SARs) without prior shareholder approval; or
•	There is more than one problematic material feature of the plan, which could include one of the following: unfavorable change-in-control features, presence of gross ups and options reload.

Advisory Vote on Executive Compensation (Say-on-Pay, MSOP) Management Proposals

Vote FOR annual frequency and AGAINST shareholder or management proposals asking for any frequency less than annual.

Vote CASE-BY-CASE on management proposals for an advisory vote on executive compensation. For U.S. companies, consider the following factors in the context of each company’s specific circumstances and the board’s disclosed rationale for its practices. In general more than one factor will need to be present in order to warrant a vote AGAINST.

Pay-for-Performance Disconnect:
•	GSAM will consider there to be a disconnect based on a quantitative assessment of the following: CEO pay vs. TSR and peers, CEO pay as a percentage of the median peer group or CEO pay vs. shareholder return over time.

Additional Factors Considered Include:
•	Boards responsiveness if company received 70% or less shareholder support in the previous year’s MSOP vote;
•	Abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
•	Egregious employment contracts;
•	Excessive perquisites or excessive severance and/or change in control provisions;
•	Repricing or replacing of underwater stock options without prior shareholder approval;
•	Excessive pledging or hedging of stock by executives;
•	Egregious pension/SERP (supplemental executive retirement plan) payouts;
•	Extraordinary relocation benefits;
•	Internal pay disparity;
•	Lack of transparent disclosure of compensation philosophy and goals and targets, including details on short-term and long-term performance incentives; and
•	Long-term equity-based compensation is 100% time-based.

Other Compensation Proposals and Policies

Employee Stock Purchase Plans -- Non-Qualified Plans

Vote CASE-BY-CASE on nonqualified employee stock purchase plans taking into account the following factors:

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•	Broad-based participation;
•	Limits on employee contributions;
•	Company matching contributions; and
•	Presence of a discount on the stock price on the date of purchase.

Option Exchange Programs/Repricing Options

Vote CASE-BY-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:
•	Historic trading patterns--the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing;
•	If it is a value-for-value exchange;
•	If surrendered stock options are added back to the plan reserve;
•	Option vesting;
•	Term of the option--the term should remain the same as that of the replaced option;
•	Exercise price--should be set at fair market or a premium to market;
•	Participants--executive officers and directors should be excluded.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Other Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Frequency on Pay)

Vote FOR annual frequency.

Stock retention holding period

Vote FOR shareholder proposals asking for a policy requiring that senior executives retain a significant percentage of shares acquired through equity compensation programs if the policy requests retention for two years or less following the termination of their employment (through retirement or otherwise) and a holding threshold percentage of 50% or less.

Also consider:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place and the terms/provisions of awards already granted.

Elimination of accelerated vesting in the event of a change in control

Vote AGAINST shareholder proposals seeking a policy eliminating the accelerated vesting of time-based equity awards in the event of a change-in-control.

Performance-based equity awards and pay-for-superior-performance proposals

Generally support unless there is sufficient evidence that the current compensation structure is already substantially performance-based. GSAM considers performance-based awards to include awards that are tied to shareholder return or other metrics that are relevant to the business.

Say on Supplemental Executive Retirement Plans (SERP)

Generally vote AGAINST proposals asking for shareholder votes on SERP.

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4.	Director Nominees and Proxy Access

Voting for Director Nominees (Management or Shareholder)

Vote CASE-BY-CASE on the election of directors of operating and holding companies in contested elections, considering the following factors:
•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background of the nomination, in cases where there is a shareholder nomination;
•	Qualifications of director nominee(s);
•	Strategic plan related to the nomination and quality of critique against management; and
•	Likelihood that the Board will be productive as a result.

Proxy Access

Vote CASE-BY-CASE on shareholder or management proposals asking for proxy access.

GSAM may support proxy access as an important right for shareholders of operating and holding companies and as an alternative to costly proxy contests and as a method for GSAM to vote for directors on an individual basis, as appropriate, rather than voting on one slate or the other. While this could be an important shareholder right, the following factors will be taken into account when evaluating the shareholder proposals:
•	The ownership thresholds, percentage and duration proposed (GSAM generally will not support if the ownership threshold is less than 3%);
•	The maximum proportion of directors that shareholders may nominate each year (GSAM generally will not support if the proportion of directors is greater than 25%); and
•	Other restricting factors that when taken in combination could serve to materially limit the proxy access provision.

When evaluating companies that adopted proxy access either proactively or in response to a shareholder proposal, GSAM will take into account the factors listed above. A vote against governance committee members could result if provisions exist that materially limit the right to proxy access.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses.  When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

5.	Shareholders Rights & Defenses

Shareholder Ability to Act by Written Consent

In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to act by written consent, unless:
•	The company already gives shareholders the right to call special meetings at a threshold of 25% or lower; and
•	The company has a history of strong governance practices.

Shareholder Ability to Call Special Meetings

In the case of operating and holding companies, generally vote FOR management proposals that provide shareholders with the ability to call special meetings.

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In the case of operating and holding companies, generally vote FOR shareholder proposals that provide shareholders with the ability to call special meetings at a threshold of 25% or lower if the company currently does not give shareholders the right to call special meetings.  However, if a company already gives shareholders the right to call special meetings at a threshold of at least 25%, vote AGAINST shareholder proposals to further reduce the threshold.

Advance Notice Requirements for Shareholder Proposals/Nominations

In the case of operating and holding companies, vote CASE-BY-CASE on advance notice proposals, giving support to proposals that allow shareholders to submit proposals/nominations reasonably close to the meeting date and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder-approved poison pill in place; or (2) the company has adopted a policy concerning the adoption of a pill in the future specifying certain shareholder friendly provisions.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption.

Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan.

In addition, the rationale for adopting the pill should be thoroughly explained by the company.  In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

6.	Mergers and Corporate Restructurings

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:
•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

7.	State of Incorporation

Reincorporation Proposals

GSAM may support management proposals to reincorporate as long as the reincorporation would not substantially diminish shareholder rights.  GSAM may not support shareholder proposals for reincorporation unless the current state of incorporation is substantially less shareholder friendly than the proposed reincorporation, there is a strong economic case to reincorporate or the company has a history of making decisions that are not shareholder friendly.

Exclusive venue for shareholder lawsuits

Generally vote FOR on exclusive venue proposals, taking into account:
•	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement;

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•	Whether the company has the following good governance features:
○	Majority independent board;
○	Independent key committees;
○	An annually elected board;
○	A majority vote standard in uncontested director elections;
○	The absence of a poison pill, unless the pill was approved by shareholder; and/or
○	Separate Chairman CEO role or, if combined, an independent chairman with clearly delineated duties.

8.	Capital Structure

Common and Preferred Stock Authorization

Generally vote FOR proposals to increase the number of shares of common stock authorized for issuance.
Generally vote FOR proposals to increase the number of shares of preferred stock, as long as there is a commitment to not use the shares for anti-takeover purposes.

9.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Overall Approach

GSAM recognizes that Environmental, Social and Governance (ESG) factors can affect investment performance, expose potential investment risks and provide an indication of management excellence and leadership.  When evaluating ESG proxy issues, GSAM balances the purpose of a proposal with the overall benefit to shareholders.

Shareholder proposals considered under this category could include, among others, reports on:
1) employee labor and safety policies;
2) impact on the environment of the company’s production or manufacturing operations;
3) societal impact of products manufactured;
4) risks throughout the supply chain or operations including animal treatment practices within food production and conflict minerals; and
5) board diversity.

When evaluating environmental and social shareholder proposals, the following factors are generally considered:
•	The company’s current level of publicly-available disclosure, including if the company already discloses similar information through existing reports or policies;
•	If the company has implemented or formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard;
•	Whether adoption of the proposal is likely to enhance or protect shareholder value;
•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;
•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;
•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	What other companies in the relevant industry have done in response to the issue addressed in the proposal;
•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;
•	Whether the subject of the proposal is best left to the discretion of the board;
•	Whether the company has material fines or violations in the area and if so, if appropriate actions have already been taken to remedy going forward;
•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

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Sustainability, climate change reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives and oversight mechanisms related to environmental sustainability, or how the company may be impacted by climate change. The following factors will be considered:
•	The company’s current level of publicly-available disclosure including if the company already discloses similar information through existing reports or policies;
•	If the company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame;
•	If the company’s current level of disclosure is comparable to that of its industry peers; and
•	If there are significant controversies, fines, penalties, or litigation associated with the company’s environmental performance.

Establishing goals or targets for emissions reduction

Vote CASE-BY-CASE on proposals that call for the adoption of Greenhouse Gas (“GHG”) reduction goals from products and operations, taking into account:
•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;
•	Whether company disclosure lags behind industry peers;
•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;
•	The feasibility of reduction of GHGs given the company’s product line and current technology and;
•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending/Lobbying Expenditures and Initiatives

GSAM generally believes that it is the role of boards and management to determine the appropriate level of disclosure of all types of corporate political activity.  When evaluating these proposals, GSAM considers the prescriptive nature of the proposal and the overall benefit to shareholders along with a company’s current disclosure of policies, practices and oversight.

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:
•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals requesting increased disclosure of a company’s policies with respect to political contributions, lobbying and trade association spending as long as:
•	There is no significant potential threat or actual harm to shareholders’ interests;
•	There are no recent significant controversies or litigation related to the company’s political contributions or governmental affairs; and
•	There is publicly available information to assess the company’s oversight related to such expenditures of corporate assets.

GSAM generally will vote AGAINST proposals asking for detailed disclosure of political contributions or trade association or lobbying expenditures.

Vote AGAINST proposals barring the company from making political contributions.  Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

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Gender Identity and Sexual Orientation
A company should have a clear, public Equal Employment Opportunity (EEO) statement and/or diversity policy. Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to additionally prohibit discrimination based on sexual orientation and/or gender identity.

Labor and Human Rights Standards
Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies, or on the impact of its operations on society, unless such information is already publicly disclosed considering:
•	The degree to which existing relevant policies and practices are disclosed;
•	Whether or not existing relevant policies are consistent with internationally recognized standards;
•	Whether company facilities and those of its suppliers are monitored and how;
•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;
•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;
•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;
•	The scope of the request; and
•	Deviation from industry sector peer company standards and practices.

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Non-U.S. Proxy Items

The following section is a broad summary of the Guidelines, which form the basis of the Policy with respect to non-U.S. public equity investments.  Applying these guidelines is subject to certain regional and country-specific exceptions and modifications and is not inclusive of all considerations in each market.

1.	Operational Items

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the re-election of auditors and proposals authorizing the board to fix auditor fees, unless:
•	There are serious concerns about the accounts presented, audit procedures used or audit opinion rendered;
•	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;
•	Name of the proposed auditor has not been published;
•	The auditors are being changed without explanation; non-audit-related fees are substantial or are in excess of standard annual audit-related fees; or the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:
•	There are serious concerns about the statutory reports presented or the audit procedures used;
•	Questions exist concerning any of the statutory auditors being appointed; or
•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:
•	The dividend payout ratio has been consistently low without adequate explanation; or
•	The payout is excessive given the company’s financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

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Change in Company Fiscal Term

Vote FOR resolutions to change a company’s fiscal term unless a company’s  motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 % unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2.	Board of Directors

Director Elections

Vote FOR management nominees taking into consideration the following:
•	Adequate disclosure has not been provided in a timely manner; or
•	There are clear concerns over questionable finances or restatements; or
•	There have been questionable transactions or conflicts of interest; or
•	There are any records of abuses against minority shareholder interests; or
•	The board fails to meet minimum corporate governance standards. or
•	There are reservations about:
○	Director terms
○	Bundling of proposals to elect directors
○	Board independence
○	Disclosure of named nominees
○	Combined Chairman/CEO
○	Election of former CEO as Chairman of the Board
○	Overboarded directors
○	Composition of committees
○	Director independence
•	Specific concerns about the individual or company, such as criminal wrongdoing or breach of fiduciary responsibilities; or
•	Repeated absences at board meetings have not been explained (in countries where this information is disclosed); or
•	Unless there are other considerations which may include sanctions from government or authority, violations of laws and regulations, or other issues related to improper business practice, failure to replace management, or egregious actions related to service on other boards.

Vote on a CASE-BY-CASE basis in contested elections of directors, e.g., the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

The analysis will generally be based on, but not limited to, the following major decision factors:
•	Company performance relative to its peers;
•	Strategy of the incumbents versus the dissidents;
•	Independence of board candidates;
•	Experience and skills of board candidates;
•	Governance profile of the company;

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•	Evidence of management entrenchment;
•	Responsiveness to shareholders;
•	Whether a takeover offer has been rebuffed;
•	Whether minority or majority representation is being sought.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees.

Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Classification of directors

Executive Director
•	Employee or executive of the company;
•	Any director who is classified as a non-executive, but receives salary, fees, bonus, and/or other benefits that are in line with the highest-paid executives of the company.

Non-Independent Non-Executive Director (NED)
•	Any director who is attested by the board to be a non-independent NED;
•	Any director specifically designated as a representative of a significant shareholder of the company;
•	Any director who is also an employee or executive of a significant shareholder of the company;
•	Beneficial owner (direct or indirect) of at least 10% of the company’s stock, either in economic terms or in voting rights (this may be aggregated if voting power is distributed among more than one member of a defined group, e.g., family members who beneficially own less than 10% individually, but collectively own more than 10%), unless market best practice dictates a lower ownership and/or disclosure threshold (and in other special market-specific circumstances);
•	Government representative;
•	Currently provides (or a relative provides) professional services to the company, to an affiliate of the company, or to an individual officer of the company or of one of its affiliates in excess of $10,000 per year;
•	Represents customer, supplier, creditor, banker, or other entity with which company maintains transactional/commercial relationship (unless company discloses information to apply a materiality test);
•	Any director who has conflicting or cross-directorships with executive directors or the chairman of the company;
•	Relative of a current employee of the company or its affiliates;
•	Relative of a former executive of the company or its affiliates;
•	A new appointee elected other than by a formal process through the General Meeting (such as a contractual appointment by a substantial shareholder);
•	Founder/co-founder/member of founding family but not currently an employee;
•	Former executive (5 year cooling off period);
•	Years of service is generally not a determining factor unless it is recommended best practice in a market and/or in extreme circumstances, in which case it may be considered; and
•	Any additional relationship or principle considered to compromise independence under local corporate governance best practice guidance.

Independent NED
•	No material connection, either directly or indirectly, to the company other than a board seat.

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Employee Representative
•	Represents employees or employee shareholders of the company (classified as “employee representative” but considered a non-independent NED).

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:
•	A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or
•	Any legal issues (e.g., civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or
•	Other egregious governance issues where shareholders may bring legal action against the company or its directors; or
•	Vote on a CASE-BY-CASE basis where a vote against other agenda items are deemed inappropriate.

3.	Compensation

Good pay practices should align management’s interests with long-term shareholder value creation. Detailed disclosure of compensation criteria is preferred; proof that companies follow the criteria should be evident and retroactive performance target changes without proper disclosure is not viewed favorably.  Compensation practices should allow a company to attract and retain proven talent.  Some examples of poor pay practices include: abnormally large bonus payouts without justifiable performance linkage or proper disclosure, egregious employment contracts, excessive severance and/or change in control provisions, repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval, and excessive perquisites. A company should also have an appropriate balance of short-term vs. long-term metrics and the metrics should be aligned with business goals and objectives.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

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4.	Board Structure

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

Chairman CEO combined role (for applicable markets)

GSAM will generally recommend a vote AGAINST shareholder proposals requiring that the chairman’s position be filled by an independent director, if the company satisfies 3 of the 4 following criteria:
•	Two-thirds independent board, or majority in countries where employee representation is common practice;
•	A designated, or a rotating, lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
•	Fully independent key committees; and/or
•	Established, publicly disclosed, governance guidelines and director biographies/profiles.

5.	Capital Structure

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 % over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 % of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital
Vote FOR non-specific proposals to increase authorized capital up to 100 % over the current authorization unless the increase would leave the company with less than 30 % of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:
•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet guidelines for the purpose being proposed; or
•	The increase would leave the company with less than 30 % of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

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Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional super voting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 % of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Increase in Borrowing Powers

Vote proposals to approve increases in a company’s borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

GSAM will generally recommend FOR share repurchase programs taking into account whether:
•	The share repurchase program can be used as a takeover defense;
•	There is clear evidence of historical abuse;
•	There is no safeguard in the share repurchase program against selective buybacks;
•	Pricing provisions and safeguards in the share repurchase program are deemed to be unreasonable in light of market practice.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

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6.	Mergers and Corporate Restructuring & Other

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following based on publicly available information:

•	Valuation;
•	Market reaction;
•	Strategic rationale;
•	Management’s track record of successful integration of historical acquisitions;
•	Presence of conflicts of interest; and
•	Governance profile of the combined company.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis, considering factors including, but not limited to, the following:

•	The parties on either side of the transaction;
•	The nature of the asset to be transferred/service to be provided;
•	The pricing of the transaction (and any associated professional valuation);
•	The views of independent directors (where provided);
•	The views of an independent financial adviser (where appointed);
•	Whether any entities party to the transaction (including advisers) is conflicted; and
•	The stated rationale for the transaction, including discussions of timing.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company’s corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company’s business activities or capabilities or result in significant costs being incurred with little or no benefit.

7.	Corporate Social Responsibility (CSR)/Environmental, Social, Governance (ESG) Issues

Please refer to page 12 for our current approach to these important topics.

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PROXY PAPER™
GUIDELINES
2016 PROXY SEASON

AN OVERVIEW OF THE GLASS LEWIS
APPROACH TO PROXY ADVICE

UNITED STATES

COPYRIGHT 2016 GLASS, LEWIS & CO., LLC

I

II

Guidelines Introduction

Glass Lewis evaluates these guidelines on an ongoing basis and formally updates them on an annual basis. This year we’ve made noteworthy revisions in the following areas, which are summarized below but discussed in greater detail in the relevant section of this document:

SUMMARY OF CHANGES FOR THE 2016 UNITED STATES POLICY GUIDELINES

CONFLICTING MANAGEMENT AND SHAREHOLDER PROPOSALS

We have outlined our approach to analyzing and determining whether to support conflicting management and shareholder proposals. Specifically, we will consider the following:

•	The nature of the underlying issue;
•	The benefit to shareholders from implementation of the proposal;
•	The materiality of the differences between the terms of the shareholder proposal and management proposal;
•	The appropriateness of the provisions in the context of a company’s shareholder base, corporate structure and other relevant circumstances; and
•	A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions (see p. 22).

EXCLUSIVE FORUM PROVISIONS

We have refined our approach to companies that include exclusive forum provisions in their governing documents in connection with an initial public offering. Specifically, we will no longer recommend that shareholders vote against the chairman of the nominating and governance committee in such situations. Instead, we will weigh the presence of an exclusive forum provision in a newly-public company’s bylaws in conjunction with other provisions that we believe will unduly limit shareholder rights such as supermajority vote requirements, a classified board or a fee-shifting bylaw. However, our policy to recommend voting against the chairman of the nominating and governance committee when a company adopts an exclusive forum provision without shareholder approval outside of a spin-off, merger or IPO will not change.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

We have codified our policy regarding our view of the responsibilities of directors for oversight of environmental and social issues. The codification provides more clarity about instances when we may consider recommending shareholders vote against directors for lapses in environmental and social risk management at companies (see p. 15).

NOMINATING COMMITTEE PERFORMANCE

We have revised the guidelines to clarify that we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance (see p. 14).

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DIRECTOR OVERBOARDING POLICY

Glass Lewis recognizes that the time directors are devoting to their board obligations has increased in recent years. That, coupled with increased investor scrutiny of directors’ commitments, has resulted in directors serving on fewer boards. Therefore, in 2016 Glass Lewis will closely review director board commitments and may note as a concern instances of directors serving on more than five total boards, for directors who are not also executives, and more than two total boards for a director who serves as an executive of a public company. Our voting recommendations in 2016, however, will be continue to be based on our existing thresholds of three total boards for a director who serves as an executive of a public company and six total boards for directors who are not public company executives (see p. 16). Beginning in 2017, Glass Lewis will generally recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than two public company boards and any other director who serves on a total of more than five public company boards.

COMPENSATION UPDATES

We have added additional information to our discussion of one-time and transitional awards to highlight some of the specific factors we evaluate in considering these awards as well as our expectations regarding the relevant disclosure. We have also added minor clarifications regarding the quantitative and qualitative factors we use to analyze equity compensation plans.

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I.	A Board of Directors that Serves Shareholder Interest

ELECTION OF DIRECTORS

The purpose of Glass Lewis’ proxy research and advice is to facilitate shareholder voting in favor of governance structures that will drive performance, create shareholder value and maintain a proper tone at the top. Glass Lewis looks for talented boards with a record of protecting shareholders and delivering value over the medium- and long-term. We believe that a board can best protect and enhance the interests of shareholders if it is sufficiently independent, has a record of positive performance, and consists of individuals with diverse backgrounds and a breadth and depth of relevant experience.

INDEPENDENCE

The independence of directors, or lack thereof, is ultimately demonstrated through the decisions they make. In assessing the independence of directors, we will take into consideration, when appropriate, whether a director has a track record indicative of making objective decisions. Likewise, when assessing the independence of directors we will also examine when a director’s track record on multiple boards indicates a lack of objective decision-making. Ultimately, we believe the determination of whether a director is independent or not must take into consideration both compliance with the applicable independence listing requirements as well as judgments made by the director.

We look at each director nominee to examine the director’s relationships with the company, the company’s executives, and other directors. We do this to evaluate whether personal, familial, or financial relationships (not including director compensation) may impact the director’s decisions. We believe that such relationships make it difficult for a director to put shareholders’ interests above the director’s or the related party’s interests. We also believe that a director who owns more than 20% of a company can exert disproportionate influence on the board, and therefore believe such a director’s independence may be hampered, in particular when serving on the audit committee.

Thus, we put directors into three categories based on an examination of the type of relationship they have with the company:

Independent Director – An independent director has no material financial, familial or other current relationships with the company, its executives, or other board members, except for board service and standard fees paid for that service. Relationships that existed within three to five years1 before the inquiry are usually considered “current” for purposes of this test.

Affiliated Director – An affiliated director has, (or within the past three years, had) a material financial, familial or other relationship with the company or its executives, but is not an employee of the company.2 This includes directors whose employers have a material financial relationship with the company.3 In addition, we view a director who either owns or controls 20% or more of the company’s voting stock, or is an employee or affiliate of an entity that controls such amount, as an affiliate.4

1  NASDAQ originally proposed a five-year look-back period but both it and the NYSE ultimately settled on a three-year look-back prior to finalizing their rules. A five-year standard is more appropriate, in our view, because we believe that the unwinding of conflicting relationships between former management and board members is more likely to be complete and final after five years. However, Glass Lewis does not apply the five-year look-back period to directors who have previously served as executives of the company on an interim basis for less than one year.
2  If a company does not consider a non-employee director to be independent, Glass Lewis will classify that director as an affiliate.
3  We allow a five-year grace period for former executives of the company or merged companies who have consulting agreements with the surviving company. (We do not automatically recommend voting against directors in such cases for the first five years.) If the consulting agreement persists after this five-year grace period, we apply the materiality thresholds outlined in the definition of “material.”
4  This includes a director who serves on a board as a representative (as part of his or her basic responsibilities) of an investment firm with greater than 20% ownership. However, while we will generally consider him/her to be affiliated, we will not recommend voting against unless (i) the investment firm has disproportionate board representation or (ii) the director serves on the audit committee.

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We view 20% shareholders as affiliates because they typically have access to and involvement with the management of a company that is fundamentally different from that of ordinary shareholders. More importantly, 20% holders may have interests that diverge from those of ordinary holders, for reasons such as the liquidity (or lack thereof) of their holdings, personal tax issues, etc.

Glass Lewis applies a three-year look back period to all directors who have an affiliation with the company other than former employment, for which we apply a five-year look back.

Definition of “Material”: A material relationship is one in which the dollar value exceeds:

•	$50,000 (or where no amount is disclosed) for directors who are paid for a service they have agreed to perform for the company, outside of their service as a director, including professional or other services; or

•	$120,000 (or where no amount is disclosed) for those directors employed by a professional services firm such as a law firm, investment bank, or consulting firm and the company pays the firm, not the individual, for services.[5] This dollar limit would also apply to charitable contributions to schools where a board member is a professor; or charities where a director serves on the board or is an executive;[6] and any aircraft and real estate dealings between the company and the director’s firm; or

•	1% of either company’s consolidated gross revenue for other business relationships (e.g., where the director is an executive officer of a company that provides services or products to or receives services or products from the company).[7]

Definition of “Familial”: Familial relationships include a person’s spouse, parents, children, siblings, grandparents, uncles, aunts, cousins, nieces, nephews, in-laws, and anyone (other than domestic employees) who shares such person’s home. A director is an affiliate if: i) he or she has a family member who is employed by the company and receives more than $120,000 in annual compensation; or, ii) he or she has a family member who is employed by the company and the company does not disclose this individual’s compensation.

Definition of “Company”: A company includes any parent or subsidiary in a group with the company or any entity that merged with, was acquired by, or acquired the company.

Inside Director – An inside director simultaneously serves as a director and as an employee of the company. This category may include a chairman of the board who acts as an employee of the company or is paid as an employee of the company. In our view, an inside director who derives a greater amount of income as a result of affiliated transactions with the company rather than through compensation paid by the company (i.e., salary, bonus, etc. as a company employee) faces a conflict between making decisions that are in the best interests of the company versus those in the director’s own best interests. Therefore, we will recommend voting against such a director.

Additionally, we believe a director who is currently serving in an interim management position should be considered an insider, while a director who previously served in an interim management position for less than one year and is no longer serving in such capacity is considered independent. Moreover, a director who previously served in an interim management position for over one year and is no longer serving in such capacity is considered an affiliate for five years following the date of his/her resignation or departure from the interim management position.

5  We may deem such a transaction to be immaterial where the amount represents less than 1% of the firm’s annual revenues and the board provides a compelling rationale as to why the director’s independence is not affected by the relationship.
6  We will generally take into consideration the size and nature of such charitable entities in relation to the company’s size and industry along with any other relevant factors such as the director’s role at the charity. However, unlike for other types of related party transactions, Glass Lewis generally does not apply a look-back period to affiliated relationships involving charitable contributions; if the relationship between the director and the school or charity ceases, or if the company discontinues its donations to the entity, we will consider the director to be independent.
7  This includes cases where a director is employed by, or closely affiliated with, a private equity firm that profits from an acquisition made by the company. Unless disclosure suggests otherwise, we presume the director is affiliated.

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VOTING RECOMMENDATIONS ON THE BASIS OF BOARD INDEPENDENCE

Glass Lewis believes a board will be most effective in protecting shareholders’ interests if it is at least two-thirds independent. We note that each of the Business Roundtable, the Conference Board, and the Council of Institutional Investors advocates that two-thirds of the board be independent. Where more than one-third of the members are affiliated or inside directors, we typically8 recommend voting against some of the inside and/or affiliated directors in order to satisfy the two-thirds threshold.

In the case of a less than two-thirds independent board, Glass Lewis strongly supports the existence of a presiding or lead director with authority to set the meeting agendas and to lead sessions outside the insider chairman’s presence.

In addition, we scrutinize avowedly “independent” chairmen and lead directors. We believe that they should be unquestionably independent or the company should not tout them as such.

COMMITTEE INDEPENDENCE

We believe that only independent directors should serve on a company’s audit, compensation, nominating, and governance committees.9 We typically recommend that shareholders vote against any affiliated or inside director seeking appointment to an audit, compensation, nominating, or governance committee, or who has served in that capacity in the past year.

Pursuant to Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require that boards apply enhanced standards of independence when making an affirmative determination of the independence of compensation committee members. Specifically, when making this determination, in addition to the factors considered when assessing general director independence, the board’s considerations must include: (i) the source of compensation of the director, including any consulting, advisory or other compensatory fee paid by the listed company to the director (the “Fees Factor”); and (ii) whether the director is affiliated with the listing company, its subsidiaries, or affiliates of its subsidiaries (the “Affiliation Factor”).

Glass Lewis believes it is important for boards to consider these enhanced independence factors when assessing compensation committee members. However, as discussed above in the section titled Independence, we apply our own standards when assessing the independence of directors, and these standards also take into account consulting and advisory fees paid to the director, as well as the director’s affiliations with the company and its subsidiaries and affiliates. We may recommend voting against compensation committee members who are not independent based on our standards.

INDEPENDENT CHAIRMAN

Glass Lewis believes that separating the roles of CEO (or, more rarely, another executive position) and chairman creates a better governance structure than a combined CEO/chairman position. An executive manages the business according to a course the board charts. Executives should report to the board regarding their performance in achieving goals set by the board. This is needlessly complicated when a CEO chairs the board, since a CEO/chairman presumably will have a significant influence over the board.

While many companies have an independent lead or presiding director who performs many of the same functions of an independent chairman (e.g., setting the board meeting agenda), we do not believe this alternate form of independent board leadership provides as robust protection for shareholders as an independent chairman.

8  With a staggered board, if the affiliates or insiders that we believe should not be on the board are not up for election, we will express our concern regarding those directors, but we will not recommend voting against the other affiliates or insiders who are up for election just to achieve two-thirds independence. However, we will consider recommending voting against the directors subject to our concern at their next election if the issue giving rise to the concern is not resolved.
9  We will recommend voting against an audit committee member who owns 20% or more of the company’s stock, and we believe that there should be a maximum of one director (or no directors if the committee is comprised of less than three directors) who owns 20% or more of the company’s stock on the compensation, nominating, and governance committees.

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It can become difficult for a board to fulfill its role of overseer and policy setter when a CEO/chairman controls the agenda and the boardroom discussion. Such control can allow a CEO to have an entrenched position, leading to longer-than-optimal terms, fewer checks on management, less scrutiny of the business operation, and limitations on independent, shareholder-focused goal-setting by the board.

A CEO should set the strategic course for the company, with the board’s approval, and the board should enable the CEO to carry out the CEO’s vision for accomplishing the board’s objectives. Failure to achieve the board’s objectives should lead the board to replace that CEO with someone in whom the board has confidence.

Likewise, an independent chairman can better oversee executives and set a pro-shareholder agenda without the management conflicts that a CEO and other executive insiders often face. Such oversight and concern for shareholders allows for a more proactive and effective board of directors that is better able to look out for the interests of shareholders.

Further, it is the board’s responsibility to select a chief executive who can best serve a company and its shareholders and to replace this person when his or her duties have not been appropriately fulfilled. Such a replacement becomes more difficult and happens less frequently when the chief executive is also in the position of overseeing the board.

Glass Lewis believes that the installation of an independent chairman is almost always a positive step from a corporate governance perspective and promotes the best interests of shareholders. Further, the presence of an independent chairman fosters the creation of a thoughtful and dynamic board, not dominated by the views of senior management. Encouragingly, many companies appear to be moving in this direction—one study indicates that only 10 percent of incoming CEOs in 2014 were awarded the chairman title, versus 48 percent in 2002.10 Another study finds that 47 percent of S&P 500 boards now separate the CEO and chairman roles, up from 37 percent in 2009, although the same study found that only 28 percent of S&P 500 boards have truly independent chairs.11

We do not recommend that shareholders vote against CEOs who chair the board. However, we typically recommend that our clients support separating the roles of chairman and CEO whenever that question is posed in a proxy (typically in the form of a shareholder proposal), as we believe that it is in the long-term best interests of the company and its shareholders.

Further, where the company has neither an independent chairman nor independent lead director, we will recommend voting against the chair of the governance committee.

PERFORMANCE

The most crucial test of a board’s commitment to the company and its shareholders lies in the actions of the board and its members. We look at the performance of these individuals as directors and executives of the company and of other companies where they have served.

We find that a director’s past conduct is often indicative of future conduct and performance. We often find directors with a history of overpaying executives or of serving on boards where avoidable disasters have occurred serving on the boards of companies with similar problems. Glass Lewis has a proprietary database of directors serving at over 8,000 of the most widely held U.S. companies. We use this database to track the performance of directors across companies.

VOTING RECOMMENDATIONS ON THE BASIS OF PERFORMANCE

We typically recommend that shareholders vote against directors who have served on boards or as executives of companies with records of poor performance, inadequate risk oversight, excessive compensation, auditor accounting-related issues, and/or other indicators of mismanagement or actions against the interests of shareholders. We will reevaluate such directors based on, among other factors, the length of time passed since the incident giving rise to the concern, shareholder support for the director, the severity of the issue, the

10  Ken Favaro, Per-Ola Karlsson and Gary L. Nelson. “The $112 Billion CEO Succession Problem.” (Strategy+Business, Issue 79, Summer 2015).
11  Spencer Stuart Board Index, 2014, p. 23.

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director’s role (e.g., committee membership), director tenure at the subject company, whether ethical lapses accompanied the oversight lapse, and evidence of strong oversight at other companies.

Likewise, we examine the backgrounds of those who serve on key board committees to ensure that they have the required skills and diverse backgrounds to make informed judgments about the subject matter for which the committee is responsible.

We believe shareholders should avoid electing directors who have a record of not fulfilling their responsibilities to shareholders at any company where they have held a board or executive position. We typically recommend voting against:

1.	A director who fails to attend a minimum of 75% of board and applicable committee meetings, calculated in the aggregate.[12]

2.	A director who belatedly filed a significant form(s) 4 or 5, or who has a pattern of late filings if the late filing was the director’s fault (we look at these late filing situations on a case-by-case basis).

3.	A director who is also the CEO of a company where a serious and material restatement has occurred after the CEO had previously certified the pre-restatement financial statements.

4.	A director who has received two against recommendations from Glass Lewis for identical reasons within the prior year at different companies (the same situation must also apply at the company being analyzed).

5.	All directors who served on the board if, for the last three years, the company’s performance has been in the bottom quartile of the sector and the directors have not taken reasonable steps to address the poor performance.

BOARD RESPONSIVENESS

Glass Lewis believes that any time 25% or more of shareholders vote contrary to the recommendation of management, the board should, depending on the issue, demonstrate some level of responsiveness to address the concerns of shareholders. These include instances when 25% or more of shareholders (excluding abstentions and broker non-votes): WITHHOLD votes from (or vote AGAINST) a director nominee, vote AGAINST a management-sponsored proposal, or vote FOR a shareholder proposal. In our view, a 25% threshold is significant enough to warrant a close examination of the underlying issues and an evaluation of whether or not a board response was warranted and, if so, whether the board responded appropriately following the vote. While the 25% threshold alone will not automatically generate a negative vote recommendation from Glass Lewis on a future proposal (e.g., to recommend against a director nominee, against a say-on-pay proposal, etc.), it may be a contributing factor to our recommendation to vote against management’s recommendation in the event we determine that the board did not respond appropriately.

As a general framework, our evaluation of board responsiveness involves a review of publicly available disclosures (e.g., the proxy statement, annual report, 8-Ks, company website, etc.) released following the date of the company’s last annual meeting up through the publication date of our most current Proxy Paper. Depending on the specific issue, our focus typically includes, but is not limited to, the following:

•	At the board level, any changes in directorships, committee memberships, disclosure of related party transactions, meeting attendance, or other responsibilities;

•	Any revisions made to the company’s articles of incorporation, bylaws or other governance documents;

•	Any press or news releases indicating changes in, or the adoption of, new company policies, business practices or special reports; and

12  However, where a director has served for less than one full year, we will typically not recommend voting against for failure to attend 75% of meetings. Rather, we will note the poor attendance with a recommendation to track this issue going forward. We will also refrain from recommending to vote against directors when the proxy discloses that the director missed the meetings due to serious illness or other extenuating circumstances.

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•	Any modifications made to the design and structure of the company’s compensation program, as well as an assessment of the company’s engagement with shareholders on compensation issues as discussed in the CD&A, particularly following a material vote against a company’s say-on-pay.

Our Proxy Paper analysis will include a case-by-case assessment of the specific elements of board responsiveness that we examined along with an explanation of how that assessment impacts our current voting recommendations.

THE ROLE OF A COMMITTEE CHAIRMAN

Glass Lewis believes that a designated committee chairman maintains primary responsibility for the actions of his or her respective committee. As such, many of our committee-specific voting recommendations are against the applicable committee chair rather than the entire committee (depending on the seriousness of the issue). However, in cases where we would ordinarily recommend voting against a committee chairman but the chair is not specified, we apply the following general rules, which apply throughout our guidelines:

•	If there is no committee chair, we recommend voting against the longest-serving committee member or, if the longest-serving committee member cannot be determined, the longest-serving board member serving on the committee (i.e., in either case, the “senior director”); and

•	If there is no committee chair, but multiple senior directors serving on the committee, we recommend voting against both (or all) such senior directors.

In our view, companies should provide clear disclosure of which director is charged with overseeing each committee. In cases where that simple framework is ignored and a reasonable analysis cannot determine which committee member is the designated leader, we believe shareholder action against the longest serving committee member(s) is warranted. Again, this only applies if we would ordinarily recommend voting against the committee chair but there is either no such position or no designated director in such role.

On the contrary, in cases where there is a designated committee chair and the recommendation is to vote against the committee chair, but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

AUDIT COMMITTEES AND PERFORMANCE

Audit committees play an integral role in overseeing the financial reporting process because “[v]ibrant and stable capital markets depend on, among other things, reliable, transparent, and objective financial information to support an efficient and effective capital market process. The vital oversight role audit committees play in the process of producing financial information has never been more important.”13

When assessing an audit committee’s performance, we are aware that an audit committee does not prepare financial statements, is not responsible for making the key judgments and assumptions that affect the financial statements, and does not audit the numbers or the disclosures provided to investors. Rather, an audit committee member monitors and oversees the process and procedures that management and auditors perform. The 1999 Report and Recommendations of the Blue Ribbon Committee on Improving the Effectiveness of Corporate Audit Committees stated it best:

A proper and well-functioning system exists, therefore, when the three main groups responsible for financial reporting – the full board including the audit committee, financial management including the internal auditors, and the outside auditors – form a ‘three legged stool’ that supports responsible financial disclosure and active participatory oversight. However, in the view of the Committee, the audit committee must be ‘first among equals’ in this process, since the audit committee is an extension of the full board and hence the ultimate monitor of the process.

13  Audit Committee Effectiveness – What Works Best.” PricewaterhouseCoopers. The Institute of Internal Auditors Research Foundation. 2005.

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STANDARDS FOR ASSESSING THE AUDIT COMMITTEE

For an audit committee to function effectively on investors’ behalf, it must include members with sufficient knowledge to diligently carry out their responsibilities. In its audit and accounting recommendations, the Conference Board Commission on Public Trust and Private Enterprise said “members of the audit committee must be independent and have both knowledge and experience in auditing financial matters.”14

We are skeptical of audit committees where there are members that lack expertise as a Certified Public Accountant (CPA), Chief Financial Officer (CFO) or corporate controller, or similar experience. While we will not necessarily recommend voting against members of an audit committee when such expertise is lacking, we are more likely to recommend voting against committee members when a problem such as a restatement occurs and such expertise is lacking.

Glass Lewis generally assesses audit committees against the decisions they make with respect to their oversight and monitoring role. The quality and integrity of the financial statements and earnings reports, the completeness of disclosures necessary for investors to make informed decisions, and the effectiveness of the internal controls should provide reasonable assurance that the financial statements are materially free from errors. The independence of the external auditors and the results of their work all provide useful information by which to assess the audit committee.

When assessing the decisions and actions of the audit committee, we typically defer to its judgment and generally recommend voting in favor of its members. However, we will consider recommending that shareholders vote against the following:15

1.	All members of the audit committee when options were backdated, there is a lack of adequate controls in place, there was a resulting restatement, and disclosures indicate there was a lack of documentation with respect to the option grants.

2.	The audit committee chair, if the audit committee does not have a financial expert or the committee’s financial expert does not have a demonstrable financial background sufficient to understand the financial issues unique to public companies.

3.	The audit committee chair, if the audit committee did not meet at least four times during the year.

4.	The audit committee chair, if the committee has less than three members.

5.	Any audit committee member who sits on more than three public company audit committees, unless the audit committee member is a retired CPA, CFO, controller or has similar experience, in which case the limit shall be four committees, taking time and availability into consideration including a review of the audit committee member’s attendance at all board and committee meetings.[16]

6.	All members of an audit committee who are up for election and who served on the committee at the time of the audit, if audit and audit-related fees total one-third or less of the total fees billed by the auditor.

7.	The audit committee chair when tax and/or other fees are greater than audit and audit-related fees paid to the auditor for more than one year in a row (in which case we also recommend against ratification of the auditor).

8.	All members of an audit committee where non-audit fees include fees for tax services (including, but not limited to, such things as tax avoidance or shelter schemes) for senior executives of the company. Such services are prohibited by the Public Company Accounting Oversight Board (“PCAOB”).

14  Commission on Public Trust and Private Enterprise. The Conference Board. 2003.
15  As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against the members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
16  Glass Lewis may exempt certain audit committee members from the above threshold if, upon further analysis of relevant factors such as the director’s experience, the size, industry-mix and location of the companies involved and the director’s attendance at all the companies, we can reasonably determine that the audit committee member is likely not hindered by multiple audit committee commitments.

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9.	All members of an audit committee that reappointed an auditor that we no longer consider to be independent for reasons unrelated to fee proportions.

10.	All members of an audit committee when audit fees are excessively low, especially when compared with other companies in the same industry.

11.	The audit committee chair[17] if the committee failed to put auditor ratification on the ballot for shareholder approval. However, if the non-audit fees or tax fees exceed audit plus audit-related fees in either the current or the prior year, then Glass Lewis will recommend voting against the entire audit committee.

12.	All members of an audit committee where the auditor has resigned and reported that a section 10A18 letter has been issued.

13.	All members of an audit committee at a time when material accounting fraud occurred at the company.[19]

14.	All members of an audit committee at a time when annual and/or multiple quarterly financial statements had to be restated, and any of the following factors apply:

●	The restatement involves fraud or manipulation by insiders;

●	The restatement is accompanied by an SEC inquiry or investigation;

●	The restatement involves revenue recognition;

●	The restatement results in a greater than 5% adjustment to costs of goods sold, operating expense, or operating cash flows; or

●	The restatement results in a greater than 5% adjustment to net income, 10% adjustment to assets or shareholders equity, or cash flows from financing or investing activities.

15.	All members of an audit committee if the company repeatedly fails to file its financial reports in a timely fashion. For example, the company has filed two or more quarterly or annual financial statements late within the last 5 quarters.

16.	All members of an audit committee when it has been disclosed that a law enforcement agency has charged the company and/or its employees with a violation of the Foreign Corrupt Practices Act (FCPA).

17.	All members of an audit committee when the company has aggressive accounting policies and/or poor disclosure or lack of sufficient transparency in its financial statements.

18.	All members of the audit committee when there is a disagreement with the auditor and the auditor resigns or is dismissed (e.g., the company receives an adverse opinion on its financial statements from the auditor).

19.	All members of the audit committee if the contract with the auditor specifically limits the auditor’s liability to the company for damages.[20]

20.	All members of the audit committee who served since the date of the company’s last annual meeting, and when, since the last annual meeting, the company has reported a material weakness that has not yet been corrected, or, when the company has an ongoing material weakness from a prior year that has not yet been corrected.

17  As discussed under the section labeled “Committee Chairman,” in all cases, if the chair of the committee is not specified, we recommend voting against the director who has been on the committee the longest.
18  Auditors are required to report all potential illegal acts to management and the audit committee unless they are clearly inconsequential in nature. If the audit committee or the board fails to take appropriate action on an act that has been determined to be a violation of the law, the independent auditor is required to send a section 10A letter to the SEC. Such letters are rare and therefore we believe should be taken seriously.
19  Research indicates that revenue fraud now accounts for over 60% of SEC fraud cases, and that companies that engage in fraud experience significant negative abnormal stock price declines—facing bankruptcy, delisting, and material asset sales at much higher rates than do non-fraud firms (Committee of Sponsoring Organizations of the Treadway Commission. “Fraudulent Financial Reporting: 1998-2007.” May 2010).
20  The Council of Institutional Investors. “Corporate Governance Policies,” p. 4, April 5, 2006; and “Letter from Council of Institutional Investors to the AICPA,” November 8, 2006.

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We also take a dim view of audit committee reports that are boilerplate, and which provide little or no information or transparency to investors. When a problem such as a material weakness, restatement or late filings occurs, we take into consideration, in forming our judgment with respect to the audit committee, the transparency of the audit committee report.

COMPENSATION COMMITTEE PERFORMANCE

Compensation committees have a critical role in determining the compensation of executives. This includes deciding the basis on which compensation is determined, as well as the amounts and types of compensation to be paid. This process begins with the hiring and initial establishment of employment agreements, including the terms for such items as pay, pensions and severance arrangements. It is important in establishing compensation arrangements that compensation be consistent with, and based on the long-term economic performance of, the business’s long-term shareholders returns.

Compensation committees are also responsible for the oversight of the transparency of compensation. This oversight includes disclosure of compensation arrangements, the matrix used in assessing pay for performance, and the use of compensation consultants. In order to ensure the independence of the board’s compensation consultant, we believe the compensation committee should only engage a compensation consultant that is not also providing any services to the company or management apart from their contract with the compensation committee. It is important to investors that they have clear and complete disclosure of all the significant terms of compensation arrangements in order to make informed decisions with respect to the oversight and decisions of the compensation committee.

Finally, compensation committees are responsible for oversight of internal controls over the executive compensation process. This includes controls over gathering information used to determine compensation, establishment of equity award plans, and granting of equity awards. For example, the use of a compensation consultant who maintains a business relationship with company management may cause the committee to make decisions based on information that is compromised by the consultant’s conflict of interests. Lax controls can also contribute to improper awards of compensation such as through granting of backdated or spring-loaded options, or granting of bonuses when triggers for bonus payments have not been met.

Central to understanding the actions of a compensation committee is a careful review of the Compensation Discussion and Analysis (“CD&A”) report included in each company’s proxy. We review the CD&A in our evaluation of the overall compensation practices of a company, as overseen by the compensation committee. The CD&A is also integral to the evaluation of compensation proposals at companies, such as advisory votes on executive compensation, which allow shareholders to vote on the compensation paid to a company’s top executives.

When assessing the performance of compensation committees, we will consider recommending that shareholders vote against the following:21

1.	All members of a compensation committee during whose tenure the committee failed to address shareholder concerns following majority shareholder rejection of the say-on-pay proposal in the previous year. Where the proposal was approved but there was a significant shareholder vote (i.e., greater than 25% of votes cast) against the say-on-pay proposal in the prior year, if the board did not respond sufficiently to the vote including actively engaging shareholders on this issue, we will also consider recommending voting against the chairman of the compensation committee or all members of the compensation committee, depending on the severity and history of the compensation problems and the level of shareholder opposition.

2.	All members of the compensation committee who are up for election and served when the company failed to align pay with performance (e.g., a company receives an F grade in our pay-for-performance

21  As discussed under the section labeled “Committee Chairman,” where the recommendation is to vote against the committee chair and the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.

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analysis) if shareholders are not provided with an advisory vote on executive compensation at the annual meeting.22

3.	Any member of the compensation committee who has served on the compensation committee of at least two other public companies that have consistently failed to align pay with performance and whose oversight of compensation at the company in question is suspect.

4.	The compensation committee chair if the company consistently has received deficient grades in our pay-for-performance analysis, and if during the past year the company performed the same as or worse than its peers.[23]

5.	All members of the compensation committee (during the relevant time period) if the company entered into excessive employment agreements and/or severance agreements.

6.	All members of the compensation committee when performance goals were changed (i.e., lowered) when employees failed or were unlikely to meet original goals, or performance-based compensation was paid despite goals not being attained.

7.	All members of the compensation committee if excessive employee perquisites and benefits were allowed.

8.	The compensation committee chair if the compensation committee did not meet during the year.

9.	All members of the compensation committee when the company repriced options or completed a “self tender offer” without shareholder approval within the past two years.

10.	All members of the compensation committee when vesting of in-the-money options is accelerated.

11.	All members of the compensation committee when option exercise prices were backdated. Glass Lewis will recommend voting against an executive director who played a role in and participated in option backdating.

12.	All members of the compensation committee when option exercise prices were spring-loaded or otherwise timed around the release of material information.

13.	All members of the compensation committee when a new employment contract is given to an executive that does not include a clawback provision and the company had a material restatement, especially if the restatement was due to fraud.

14.	The chair of the compensation committee where the CD&A provides insufficient or unclear information about performance metrics and goals, where the CD&A indicates that pay is not tied to performance, or where the compensation committee or management has excessive discretion to alter performance terms or increase amounts of awards in contravention of previously defined targets.

15.	All members of the compensation committee during whose tenure the committee failed to implement a shareholder proposal regarding a compensation-related issue, where the proposal received the affirmative vote of a majority of the voting shares at a shareholder meeting, and when a reasonable analysis suggests that the compensation committee (rather than the governance committee) should have taken steps to implement the request.[24]

22  Where there are multiple CEOs in one year, we will consider not recommending against the compensation committee but will defer judgment on compensation policies and practices until the next year or a full year after arrival of the new CEO. In addition, if a company provides shareholders with a say-on-pay proposal, we will initially only recommend voting against the company’s say-on-pay proposal and will not recommend voting against the members of the compensation committee unless there is a pattern of failing to align pay and performance and/or the company exhibits egregious compensation practices. However, if the company repeatedly fails to align pay and performance, we will then recommend against the members of the compensation committee in addition to recommending voting against the say-on-pay proposal.
23  In cases where a company has received two consecutive D grades, or if its grade improved from an F to a D in the most recent period, and during the most recent year the company performed better than its peers (based on our analysis), we refrain from recommending to vote against the compensation committee chair. In addition, if a company provides shareholders with a say-on-pay proposal in this instance, we will consider voting against the advisory vote rather than the compensation committee chair unless the company exhibits unquestionably egregious practices.
24  In all other instances (i.e., a non-compensation-related shareholder proposal should have been implemented) we recommend that shareholders vote against the members of the governance committee.

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NOMINATING AND GOVERNANCE COMMITTEE PERFORMANCE

The nominating and governance committee, as an agent for the shareholders, is responsible for the governance by the board of the company and its executives. In performing this role, the committee is responsible and accountable for selection of objective and competent board members. It is also responsible for providing leadership on governance policies adopted by the company, such as decisions to implement shareholder proposals that have received a majority vote. (At most companies, a single committee is charged with these oversight functions; at others, the governance and nominating responsibilities are apportioned among two separate committees.)

Consistent with Glass Lewis’ philosophy that boards should have diverse backgrounds and members with a breadth and depth of relevant experience, we believe that nominating and governance committees should consider diversity when making director nominations within the context of each specific company and its industry. In our view, shareholders are best served when boards make an effort to ensure a constituency that is not only reasonably diverse on the basis of age, race, gender and ethnicity, but also on the basis of geographic knowledge, industry experience, board tenure and culture.

Regarding the committee responsible for governance, we will consider recommending that shareholders vote against the following:25

1.	All members of the governance committee[26] during whose tenure a shareholder proposal relating to important shareholder rights received support from a majority of the votes cast (excluding abstentions and broker non-votes) and the board has not begun to implement or enact the proposal’s subject matter.[27] Examples of such shareholder proposals include those seeking a declassified board structure, a majority vote standard for director elections, or a right to call a special meeting. In determining whether a board has sufficiently implemented such a proposal, we will examine the quality of the right enacted or proffered by the board for any conditions that may unreasonably interfere with the shareholders’ ability to exercise the right (e.g., overly restrictive procedural requirements for calling a special meeting).

2.	The governance committee chair,[28] when the chairman is not independent and an independent lead or presiding director has not been appointed.[29]

3.	In the absence of a nominating committee, the governance committee chair when there are less than five or the whole nominating committee when there are more than 20 members on the board.

4.	The governance committee chair, when the committee fails to meet at all during the year.

5.	The governance committee chair, when for two consecutive years the company provides what we consider to be “inadequate” related party transaction disclosure (i.e., the nature of such transactions and/or the monetary amounts involved are unclear or excessively vague, thereby preventing a shareholder from being able to reasonably interpret the independence status of multiple directors above and beyond what the company maintains is compliant with SEC or applicable stock exchange listing requirements).

25  As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
26  If the board does not have a committee responsible for governance oversight and the board did not implement a shareholder proposal that received the requisite support, we will recommend voting against the entire board. If the shareholder proposal at issue requested that the board adopt a declassified structure, we will recommend voting against all director nominees up for election.
27  Where a compensation-related shareholder proposal should have been implemented, and when a reasonable analysis suggests that the members of the compensation committee (rather than the governance committee) bear the responsibility for failing to implement the request, we recommend that shareholders only vote against members of the compensation committee.
28  As discussed in the guidelines section labeled “Committee Chairman,” if the committee chair is not specified, we recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member serving on the committee.
29  We believe that one independent individual should be appointed to serve as the lead or presiding director. When such a position is rotated among directors from meeting to meeting, we will recommend voting against the governance committee chair as we believe the lack of fixed lead or presiding director means that, effectively, the board does not have an independent board leader.

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6.
The governance committee chair, when during the past year the board adopted a forum selection clause (i.e., an exclusive forum provision)[30] without shareholder approval, or, if the board is currently seeking shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal.

7.	All members of the governance committee during whose tenure the board adopted, without shareholder approval, provisions in its charter or bylaws that, through rules on director compensation, may inhibit the ability of shareholders to nominate directors.

In addition, we may recommend that shareholders vote against the chairman of the governance committee, or the entire committee, where the board has amended the company’s governing documents to reduce or remove important shareholder rights, or to otherwise impede the ability of shareholders to exercise such right, and has done so without seeking shareholder approval. Examples of board actions that may cause such a recommendation include: the elimination of the ability of shareholders to call a special meeting or to act by written consent; an increase to the ownership threshold required for shareholders to call a special meeting; an increase to vote requirements for charter or bylaw amendments; the adoption of provisions that limit the ability of shareholders to pursue full legal recourse—such as bylaws that require arbitration of shareholder claims or that require shareholder plaintiffs to pay the company’s legal expenses in the absence of a court victory (i.e., “fee-shifting” or “loser pays” bylaws); the adoption of a classified board structure; and the elimination of the ability of shareholders to remove a director without cause.

Regarding the nominating committee, we will consider recommending that shareholders vote against the following:31

1.	All members of the nominating committee, when the committee nominated or renominated an individual who had a significant conflict of interest or whose past actions demonstrated a lack of integrity or inability to represent shareholder interests.

2.	The nominating committee chair, if the nominating committee did not meet during the year.

3.	In the absence of a governance committee, the nominating committee chair[32] when the chairman is not independent, and an independent lead or presiding director has not been appointed.[33]

4.	The nominating committee chair, when there are less than five or the whole nominating committee when there are more than 20 members on the board.[34]

5.	The nominating committee chair, when a director received a greater than 50% against vote the prior year and not only was the director not removed, but the issues that raised shareholder concern were not corrected.[35]

In addition, we may consider recommending shareholders vote against the chair of the nominating committee where the board’s failure to ensure the board has directors with relevant experience, either through periodic director assessment or board refreshment, has contributed to a company’s poor performance.

30  A forum selection clause is a bylaw provision stipulating that a certain state, typically where the company is incorporated, which is most often Delaware, shall be the exclusive forum for all intra-corporate disputes (e.g., shareholder derivative actions, assertions of claims of a breach of fiduciary duty, etc.). Such a clause effectively limits a shareholder’s legal remedy regarding appropriate choice of venue and related relief offered under that state’s laws and rulings.
31  As discussed in the guidelines section labeled “Committee Chairman,” where we would recommend to vote against the committee chair but the chair is not up for election because the board is staggered, we do not recommend voting against any members of the committee who are up for election; rather, we will note the concern with regard to the committee chair.
32  As discussed under the section labeled “Committee Chairman,” if the committee chair is not specified, we will recommend voting against the director who has been on the committee the longest. If the longest-serving committee member cannot be determined, we will recommend voting against the longest-serving board member on the committee.
33  In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the longest-serving director.
34  In the absence of both a governance and a nominating committee, we will recommend voting against the chairman of the board on this basis, unless if the chairman also serves as the CEO, in which case we will recommend voting against the the longest-serving director.
35  Considering that shareholder discontent clearly relates to the director who received a greater than 50% against vote rather than the nominating chair, we review the severity of the issue(s) that initially raised shareholder concern as well as company responsiveness to such matters, and will only recommend voting against the nominating chair if a reasonable analysis suggests that it would be most appropriate. In rare cases, we will consider recommending against the nominating chair when a director receives a substantial (i.e., 25% or more) vote against based on the same analysis.

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BOARD-LEVEL RISK MANAGEMENT OVERSIGHT

Glass Lewis evaluates the risk management function of a public company board on a strictly case-by-case basis. Sound risk management, while necessary at all companies, is particularly important at financial firms which inherently maintain significant exposure to financial risk. We believe such financial firms should have a chief risk officer reporting directly to the board and a dedicated risk committee or a committee of the board charged with risk oversight. Moreover, many non-financial firms maintain strategies which involve a high level of exposure to financial risk. Similarly, since many non-financial firms have complex hedging or trading strategies, those firms should also have a chief risk officer and a risk committee.

Our views on risk oversight are consistent with those expressed by various regulatory bodies. In its December 2009 Final Rule release on Proxy Disclosure Enhancements, the SEC noted that risk oversight is a key competence of the board and that additional disclosures would improve investor and shareholder understanding of the role of the board in the organization’s risk management practices. The final rules, which became effective on February 28, 2010, now explicitly require companies and mutual funds to describe (while allowing for some degree of flexibility) the board’s role in the oversight of risk.

When analyzing the risk management practices of public companies, we take note of any significant losses or writedowns on financial assets and/or structured transactions. In cases where a company has disclosed a sizable loss or writedown, and where we find that the company’s board-level risk committee’s poor oversight contributed to the loss, we will recommend that shareholders vote against such committee members on that basis. In addition, in cases where a company maintains a significant level of financial risk exposure but fails to disclose any explicit form of board-level risk oversight (committee or otherwise)36, we will consider recommending to vote against the chairman of the board on that basis. However, we generally would not recommend voting against a combined chairman/CEO, except in egregious cases.

ENVIRONMENTAL AND SOCIAL RISK OVERSIGHT

Companies face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight thereof. Therefore, Glass Lewis views the identification, mitigation and management of environmental and social risks as integral components when evaluating a company’s overall risk exposure. We believe boards should ensure that management conducts a complete risk analysis of company operations, including those that have environmental and social implications. Directors should monitor management’s performance in managing and mitigating these environmental and social risks in order to eliminate or minimize the risks to the company and its shareholders. In cases where the board or management has failed to sufficiently identify and manage a material environmental or social risk that did or could negatively impact shareholder value, we will recommend shareholders vote against directors responsible for risk oversight in consideration of the nature of the risk and the potential effect on shareholder value.

OTHER CONSIDERATIONS

In addition to the three key characteristics – independence, performance, experience – that we use to evaluate board members, we consider conflict-of-interest issues as well as the size of the board of directors when making voting recommendations.

Conflicts of Interest

We believe board members should be wholly free of identifiable and substantial conflicts of interest, regardless of the overall level of independent directors on the board. Accordingly, we recommend that shareholders vote against the following types of directors:

1.	A CFO who is on the board: In our view, the CFO holds a unique position relative to financial reporting and disclosure to shareholders. Due to the critical importance of financial disclosure and reporting, we believe the CFO should report to the board and not be a member of it.

36  A committee responsible for risk management could be a dedicated risk committee, the audit committee, or the finance committee, depending on a given company’s board structure and method of disclosure. At some companies, the entire board is charged with risk management.

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2.	A director who is on an excessive number of boards: We will typically recommend voting against a director who serves as an executive officer of any public company while serving on a total of more than three public company boards (i.e., their own company’s board and two others), and any other director who serves on a total of more than six public company boards.[37] Academic literature suggests that one board takes up approximately 248 hours per year of each member’s time.[38] We believe this limits the number of boards on which directors can effectively serve, especially executives at other companies. Further, we note a recent study has shown that the average number of outside board seats held by CEOs of S&P 500 companies is 0.6, down from 0.9 in 2004.[39]

3.	A director who provides — or a director who has an immediate family member who provides — material consulting or other material professional services to the company. These services may include legal, consulting, or financial services. We question the need for the company to have consulting relationships with its directors. We view such relationships as creating conflicts for directors, since they may be forced to weigh their own interests against shareholder interests when making board decisions. In addition, a company’s decisions regarding where to turn for the best professional services may be compromised when doing business with the professional services firm of one of the company’s directors.

4.	A director, or a director who has an immediate family member, engaging in airplane, real estate, or similar deals, including perquisite-type grants from the company, amounting to more than $50,000. Directors who receive these sorts of payments from the company will have to make unnecessarily complicated decisions that may pit their interests against shareholder interests.

5.	Interlocking directorships: CEOs or other top executives who serve on each other’s boards create an interlock that poses conflicts that should be avoided to ensure the promotion of shareholder interests above all else.[40]

6.	All board members who served at a time when a poison pill with a term of longer than one year was adopted without shareholder approval within the prior twelve months.[41] In the event a board is classified and shareholders are therefore unable to vote against all directors, we will recommend voting against the remaining directors the next year they are up for a shareholder vote. If a poison pill with a term of one year or less was adopted without shareholder approval, and without adequate justification, we will consider recommending that shareholders vote against all members of the governance committee. If the board has, without seeking shareholder approval, and without adequate justification, extended the term of a poison pill by one year or less in two consecutive years, we will consider recommending that shareholders vote against the entire board.

Size of the Board of Directors

While we do not believe there is a universally applicable optimum board size, we do believe boards should have at least five directors to ensure sufficient diversity in decision-making and to enable the formation of key board committees with independent directors. Conversely, we believe that boards with more than 20 members will typically suffer under the weight of “too many cooks in the kitchen” and have difficulty reaching consensus and making timely decisions. Sometimes the presence of too many voices can make it difficult to draw on the wisdom and experience in the room by virtue of the need to limit the discussion so that each voice may be heard.

37  For meetings held in 2016, Glass Lewis will note as a concern instances of a director who serves as an executive of a public company while serving on more than two boards and any other director who serves on more than five boards. Beginning in 2017, our voting recommendations will be based on these lowered thresholds. Glass Lewis will not recommend voting against the director at the company where he or she serves as an executive officer, only at the other public companies where he or she serves on the board.
38  NACD Public Company Governance Survey 2015-2016. p. 22.
39  Spencer Stuart Board Index, 2014, p. 22.
40  We do not apply a look-back period for this situation. The interlock policy applies to both public and private companies. We will also evaluate multiple board interlocks among non-insiders (i.e., multiple directors serving on the same boards at other companies), for evidence of a pattern of poor oversight.
41  Refer to Section V. Governance Structure and the Shareholder Franchise for further discussion of our policies regarding anti-takeover measures, including poison pills.

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To that end, we typically recommend voting against the chairman of the nominating committee (or the governance committee, in the absence of a nominating committee) at a board with fewer than five directors or more than 20 directors.42

CONTROLLED COMPANIES

We believe controlled companies warrant certain exceptions to our independence standards. The board’s function is to protect shareholder interests; however, when an individual, entity (or group of shareholders party to a formal agreement) owns more than 50% of the voting shares, the interests of the majority of shareholders are the interests of that entity or individual. Consequently, Glass Lewis does not apply our usual two-thirds board independence rule and therefore we will not recommend voting against boards whose composition reflects the makeup of the shareholder population.

Independence Exceptions

The independence exceptions that we make for controlled companies are as follows:

1.	We do not require that controlled companies have boards that are at least two-thirds independent. So long as the insiders and/or affiliates are connected with the controlling entity, we accept the presence of non-independent board members.

2.	The compensation committee and nominating and governance committees do not need to consist solely of independent directors.

•	We believe that standing nominating and corporate governance committees at controlled companies are unnecessary. Although having a committee charged with the duties of searching for, selecting, and nominating independent directors can be beneficial, the unique composition of a controlled company’s shareholder base makes such committees weak and irrelevant.

•	Likewise, we believe that independent compensation committees at controlled companies are unnecessary. Although independent directors are the best choice for approving and monitoring senior executives’ pay, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests. As such, we believe that having affiliated directors on a controlled company’s compensation committee is acceptable. However, given that a controlled company has certain obligations to minority shareholders we feel that an insider should not serve on the compensation committee. Therefore, Glass Lewis will recommend voting against any insider (the CEO or otherwise) serving on the compensation committee.

3.	Controlled companies do not need an independent chairman or an independent lead or presiding director. Although an independent director in a position of authority on the board – such as chairman or presiding director – can best carry out the board’s duties, controlled companies serve a unique shareholder population whose voting power ensures the protection of its interests.

Size of the Board of Directors

We have no board size requirements for controlled companies.

Audit Committee Independence

Despite a controlled company’s status, unlike for the other key committees, we nevertheless believe that audit committees should consist solely of independent directors. Regardless of a company’s controlled status, the interests of all shareholders must be protected by ensuring the integrity and accuracy of the company’s financial statements. Allowing affiliated directors to oversee the preparation of financial reports could create an insurmountable conflict of interest.

42  The Conference Board, at p. 23 in its May 2003 report “Corporate Governance Best Practices, Id.,” quotes one of its roundtable participants as stating, “[w]hen you’ve got a 20 or 30 person corporate board, it’s one way of assuring that nothing is ever going to happen that the CEO doesn’t want to happen.”

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SIGNIFICANT SHAREHOLDERS

Where an individual or entity holds between 20-50% of a company’s voting power, we believe it is reasonable to allow proportional representation on the board and committees (excluding the audit committee) based on the individual or entity’s percentage of ownership.

EXCEPTIONS FOR RECENT IPOs

We believe companies that have recently completed an initial public offering (“IPO”) should be allowed adequate time to fully comply with marketplace listing requirements as well as to meet basic corporate governance standards. We believe a one-year grace period immediately following the date of a company’s IPO is sufficient time for most companies to comply with all relevant regulatory requirements and to meet such corporate governance standards. Except in egregious cases, Glass Lewis refrains from issuing voting recommendations on the basis of corporate governance best practices (e.g., board independence, committee membership and structure, meeting attendance, etc.) during the one-year period following an IPO.

However, two specific cases warrant strong shareholder action against the board of a company that completed an IPO within the past year:

1.	Adoption of an anti-takeover provision such as a poison pill or classified board: In cases where a board adopts an anti-takeover provision preceding an IPO, we will consider recommending to vote against the members of the board who served when it was adopted if the board: (i) did not also commit to submit the anti-takeover provision to a shareholder vote within 12 months of the IPO; or (ii) did not provide a sound rationale for adopting the anti-takeover provision (such as a sunset for the pill of three years or less). In our view, adopting such an anti-takeover device unfairly penalizes future shareholders who (except for electing to buy or sell the stock) are unable to weigh in on a matter that could potentially negatively impact their ownership interest. This notion is strengthened when a board adopts a classified board with an infinite duration or a poison pill with a five to ten year term immediately prior to having a public shareholder base so as to insulate management for a substantial amount of time while postponing and/or avoiding allowing public shareholders the ability to vote on the anti-takeover provision adoption. Such instances are indicative of boards that may subvert shareholders’ best interests following their IPO.

2.	Adoption of a fee-shifting bylaw: Adoption of a fee-shifting bylaw: Consistent with our general approach to boards that adopt fee-shifting bylaws without shareholder approval (refer to our discussion of nominating and governance committee performance in Section I of the guidelines), we believe shareholders should hold members of the governance committee responsible. Given the strong impediment on shareholder legal recourse of a fee-shifting bylaw, in cases where a board adopts such a bylaw before the company’s IPO, we will recommend voting against the entire governance committee, or, in the absence of such a committee, the chairman of the board, who served during the period of time when the provision was adopted.

In addition, shareholders should also be wary of companies that adopt supermajority voting requirements before their IPO. Absent explicit provisions in the articles or bylaws stipulating that certain policies will be phased out over a certain period of time (e.g., a predetermined declassification of the board, a planned separation of the chairman and CEO, etc.) long-term shareholders could find themselves in the predicament of having to attain a supermajority vote to approve future proposals seeking to eliminate such policies.

DUAL-LISTED COMPANIES

For those companies whose shares trade on exchanges in multiple countries, and which may seek shareholder approval of proposals in accordance with varying exchange- and country-specific rules, we will apply the governance standards most relevant in each situation. We will consider a number of factors in determining which Glass Lewis country-specific policy to apply, including but not limited to: (i) the corporate governance structure and features of the company including whether the board structure is unique to a particular market; (ii) the nature of the proposals; (iii) the location of the company’s primary listing, if one can be determined;

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(iv) the regulatory/governance regime that the board is reporting against; and (v) the availability and completeness of the company’s SEC filings.

MUTUAL FUND BOARDS

Mutual funds, or investment companies, are structured differently from regular public companies (i.e., operating companies). Typically, members of a fund’s adviser are on the board and management takes on a different role from that of regular public companies. Thus, we focus on a short list of requirements, although many of our guidelines remain the same.

The following mutual fund policies are similar to the policies for regular public companies:

1.	Size of the board of directors: The board should be made up of between five and twenty directors.

2.	The CFO on the board: Neither the CFO of the fund nor the CFO of the fund’s registered investment adviser should serve on the board.

3.	Independence of the audit committee: The audit committee should consist solely of independent directors.

4.	Audit committee financial expert: At least one member of the audit committee should be designated as the audit committee financial expert.

The following differences from regular public companies apply at mutual funds:

1.	Independence of the board: We believe that three-fourths of an investment company’s board should be made up of independent directors. This is consistent with a proposed SEC rule on investment company boards. The Investment Company Act requires 40% of the board to be independent, but in 2001, the SEC amended the Exemptive Rules to require that a majority of a mutual fund board be independent. In 2005, the SEC proposed increasing the independence threshold to 75%. In 2006, a federal appeals court ordered that this rule amendment be put back out for public comment, putting it back into “proposed rule” status. Since mutual fund boards play a vital role in overseeing the relationship between the fund and its investment manager, there is greater need for independent oversight than there is for an operating company board.

2.	When the auditor is not up for ratification: We do not recommend voting against the audit committee if the auditor is not up for ratification. Due to the different legal structure of an investment company compared to an operating company, the auditor for the investment company (i.e., mutual fund) does not conduct the same level of financial review for each investment company as for an operating company.

3.	Non-independent chairman: The SEC has proposed that the chairman of the fund board be independent. We agree that the roles of a mutual fund’s chairman and CEO should be separate. Although we believe this would be best at all companies, we recommend voting against the chairman of an investment company’s nominating committee as well as the chairman of the board if the chairman and CEO of a mutual fund are the same person and the fund does not have an independent lead or presiding director. Seven former SEC commissioners support the appointment of an independent chairman and we agree with them that “an independent board chairman would be better able to create conditions favoring the long-term interests of fund shareholders than would a chairman who is an executive of the adviser.” (See the comment letter sent to the SEC in support of the proposed rule at http://www.sec.gov/news/studies/indchair.pdf)

4.	Multiple funds overseen by the same director: Unlike service on a public company board, mutual fund boards require much less of a time commitment. Mutual fund directors typically serve on dozens of other mutual fund boards, often within the same fund complex. The Investment Company Institute’s (“ICI”) Overview of Fund Governance Practices, 1994-2012, indicates that the average number of funds served by an independent director in 2012 was 53. Absent evidence that a specific director is hindered from being an effective board member at a fund due to service on other funds’ boards, we refrain from maintaining a cap on the number of outside mutual fund boards that we believe a director can serve on.

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DECLASSIFIED BOARDS

Glass Lewis favors the repeal of staggered boards and the annual election of directors. We believe staggered boards are less accountable to shareholders than boards that are elected annually. Furthermore, we feel the annual election of directors encourages board members to focus on shareholder interests.

Empirical studies have shown: (i) staggered boards are associated with a reduction in a firm’s valuation; and (ii) in the context of hostile takeovers, staggered boards operate as a takeover defense, which entrenches management, discourages potential acquirers, and delivers a lower return to target shareholders.

In our view, there is no evidence to demonstrate that staggered boards improve shareholder returns in a takeover context. Some research has indicated that shareholders are worse off when a staggered board blocks a transaction; further, when a staggered board negotiates a friendly transaction, no statistically significant difference in premium occurs.43 Additional research found that charter-based staggered boards “reduce the market value of a firm by 4% to 6% of its market capitalization” and that “staggered boards bring about and not merely reflect this reduction in market value.”44 A subsequent study reaffirmed that classified boards reduce shareholder value, finding “that the ongoing process of dismantling staggered boards, encouraged by institutional investors, could well contribute to increasing shareholder wealth.”45

Shareholders have increasingly come to agree with this view. In 2013, 91% of S&P 500 companies had declassified boards, up from approximately 40% a decade ago.46 Management proposals to declassify boards are approved with near unanimity and shareholder proposals on the topic also receive strong shareholder support; in 2014, shareholder proposals requesting that companies declassify their boards received average support of 84% (excluding abstentions and broker non-votes), whereas in 1987, only 16.4% of votes cast favored board declassification.47 Further, a growing number of companies, nearly half of all those targeted by shareholder proposals requesting that all directors stand for election annually, either recommended shareholders support the proposal or made no recommendation, a departure from the more traditional management recommendation to vote against shareholder proposals.

Given our belief that declassified boards promote director accountability, the empirical evidence suggesting staggered boards reduce a company’s value and the established shareholder opposition to such a structure, Glass Lewis supports the declassification of boards and the annual election of directors.

MANDATORY DIRECTOR TERM AND AGE LIMITS

Glass Lewis believes that director age and term limits typically are not in shareholders’ best interests. Too often age and term limits are used by boards as a crutch to remove board members who have served for an extended period of time. When used in that fashion, they are indicative of a board that has a difficult time making “tough decisions.”

Academic literature suggests that there is no evidence of a correlation between either length of tenure or age and director performance. On occasion, term limits can be used as a means to remove a director for boards that are unwilling to police their membership and to enforce turnover. Some shareholders support term limits as a way to force change when boards are unwilling to do so.

While we understand that age limits can be a way to force change where boards are unwilling to make changes on their own, the long-term impact of age limits restricts experienced and potentially valuable board members from service through an arbitrary means. Further, age limits unfairly imply that older (or, in rare cases, younger) directors cannot contribute to company oversight.

43  Lucian Bebchuk, John Coates IV, Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Further Findings and a Reply to Symposium Participants,” 55 Stanford Law Review 885-917 (2002).
44  Lucian Bebchuk, Alma Cohen, “The Costs of Entrenched Boards” (2004).
45  Lucian Bebchuk, Alma Cohen and Charles C.Y. Wang, “Staggered Boards and the Wealth of Shareholders:  Evidence from a Natural Experiment,” SSRN: http://ssrn.com/abstract=1706806 (2010), p. 26.
46  Spencer Stuart Board Index, 2013, p. 4
47  Lucian Bebchuk, John Coates IV and Guhan Subramanian, “The Powerful Antitakeover Force of Staggered Boards: Theory, Evidence, and Policy”.

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In our view, a director’s experience can be a valuable asset to shareholders because of the complex, critical issues that boards face. However, we support routine director evaluation, preferably performed independently by an external firm, and periodic board refreshment to foster the sharing of new perspectives in the boardroom and the generation of new ideas and business strategies. Further, we believe the board should evaluate the need for changes to board composition based on an analysis of skills and experience necessary for the company, as well as the results of an independent board evaluation, instead of relying on arbitrary age or tenure limits. When necessary, shareholders can address concerns regarding proper board composition through director elections.

We believe that shareholders are better off monitoring the board’s approach to corporate governance and the board’s stewardship of company performance rather than imposing inflexible rules that don’t necessarily correlate with returns or benefits for shareholders.

However, if a board adopts term/age limits, it should follow through and not waive such limits. If the board waives its term/age limits, Glass Lewis will consider recommending shareholders vote against the nominating and/or governance committees, unless the rule was waived with sufficient explanation, such as consummation of a corporate transaction like a merger.

PROXY ACCESS

In lieu of running their own contested election, proxy access would not only allow certain shareholders to nominate directors to company boards but the shareholder nominees would be included on the company’s ballot, significantly enhancing the ability of shareholders to play a meaningful role in selecting their representatives. Glass Lewis generally supports affording shareholders the right to nominate director candidates to management’s proxy as a means to ensure that significant, long-term shareholders have an ability to nominate candidates to the board.

Companies generally seek shareholder approval to amend company bylaws to adopt proxy access in response to shareholder engagement or pressure, usually in the form of a shareholder proposal requesting proxy access, although some companies may adopt some elements of proxy access without prompting. Glass Lewis considers several factors when evaluating whether to support proposals for companies to adopt proxy access including the specified minimum ownership and holding requirement for shareholders to nominate one or more directors, as well as company size, performance and responsiveness to shareholders.

For a discussion of recent regulatory events in this area, along with a detailed overview of the Glass Lewis approach to Shareholder Proposals regarding Proxy Access, refer to Glass Lewis’ Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

MAJORITY VOTE FOR THE ELECTION OF DIRECTORS

Majority voting for the election of directors is fast becoming the de facto standard in corporate board elections. In our view, the majority voting proposals are an effort to make the case for shareholder impact on director elections on a company-specific basis.

While this proposal would not give shareholders the opportunity to nominate directors or lead to elections where shareholders have a choice among director candidates, if implemented, the proposal would allow shareholders to have a voice in determining whether the nominees proposed by the board should actually serve as the overseer-representatives of shareholders in the boardroom. We believe this would be a favorable outcome for shareholders.

During the first half of 2014, Glass Lewis tracked approximately 28 shareholder proposals seeking to require a majority vote to elect directors at annual meetings in the U.S. While this is roughly on par with what we have reviewed in each of the past several years, it is a sharp contrast to the 147 proposals tracked during all of 2006. This large drop in the number of proposals being submitted in recent years compared to 2006 is a result of many companies having already adopted some form of majority voting, including approximately 84% of companies in the S&P 500 Index, up from 56% in 2008.48

48  Spencer Stuart Board Index, 2013, p. 13

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Investors are also increasingly supporting this measure. During the 2014 proxy season, shareholder proposals requesting that companies adopt a majority voting standard for director elections received, on average, 59% shareholder support (excluding abstentions and broker non-votes). Further, nearly half of these resolutions received majority shareholder support and a number of companies either recommended shareholders vote in favor of or did not make a recommendation for how shareholders should vote on these proposals.

THE PLURALITY VOTE STANDARD

Today, most US companies still elect directors by a plurality vote standard. Under that standard, if one shareholder holding only one share votes in favor of a nominee (including that director, if the director is a shareholder), that nominee “wins” the election and assumes a seat on the board. The common concern among companies with a plurality voting standard is the possibility that one or more directors would not receive a majority of votes, resulting in “failed elections.”

ADVANTAGES OF A MAJORITY VOTE STANDARD

If a majority vote standard were implemented, a nominee would have to receive the support of a majority of the shares voted in order to be elected. Thus, shareholders could collectively vote to reject a director they believe will not pursue their best interests. Given that so few directors (less than 100 a year) do not receive majority support from shareholders, we think that a majority vote standard is reasonable since it will neither result in many failed director elections nor reduce the willingness of qualified, shareholder-focused directors to serve in the future. Further, most directors who fail to receive a majority shareholder vote in favor of their election do not step down, underscoring the need for true majority voting.

We believe that a majority vote standard will likely lead to more attentive directors. Although shareholders only rarely fail to support directors, the occasional majority vote against a director’s election will likely deter the election of directors with a record of ignoring shareholder interests. Glass Lewis will therefore generally support proposals calling for the election of directors by a majority vote, excepting contested director elections.

In response to the high level of support majority voting has garnered, many companies have voluntarily taken steps to implement majority voting or modified approaches to majority voting. These steps range from a modified approach requiring directors that receive a majority of withheld votes to resign (i.e., a resignation policy) to actually requiring a majority vote of outstanding shares to elect directors.

We feel that the modified approach does not go far enough because requiring a director to resign is not the same as requiring a majority vote to elect a director and does not allow shareholders a definitive voice in the election process. Further, under the modified approach, the corporate governance committee could reject a resignation and, even if it accepts the resignation, the corporate governance committee decides on the director’s replacement. And since the modified approach is usually adopted as a policy by the board or a board committee, it could be altered by the same board or committee at any time.

CONFLICTING PROPOSALS

On January 16, 2015, the SEC announced that for the 2015 proxy season it would not opine on the application of Rule 14a-8(i)(9) that allows companies to exclude shareholder proposals, including those seeking proxy access, that conflict with a management proposal on the same issue. While the announcement did not render the rule ineffective, a number of companies opted not to exclude a shareholder proposal but rather to allow shareholders a vote on both management and shareholder proposals on the same issue, generally proxy access. The management proposals typically imposed more restrictive terms than the shareholder proposal in order to exercise the particular shareholder right at issue, e.g., a higher proxy access ownership threshold. On October 22, 2015, the SEC issued Staff Legal Bulletin No. 14H (“SLB 14H”) clarifying its rule concerning the exclusion of certain shareholder proposals when similar items are also on the ballot. SLB 14H increases the burden on companies to prove to SEC staff that a conflict exists; therefore, some companies may still choose to place management proposals alongside similar shareholder proposals in the coming year.

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When Glass Lewis reviews conflicting management and shareholder proposals, we will consider the following:

•	The nature of the underlying issue;

•	The benefit to shareholders from implementation of the proposal;

•	The materiality of the differences between the terms of the shareholder proposal and management proposal;

•	The appropriateness of the provisions in the context of a company’s shareholder base, corporate structure and other relevant circumstances; and

•	A company’s overall governance profile and, specifically, its responsiveness to shareholders as evidenced by a company’s response to previous shareholder proposals and its adoption of progressive shareholder rights provisions.

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II.	Transparency and Integrity in Financial Reporting

AUDITOR RATIFICATION

The auditor’s role as gatekeeper is crucial in ensuring the integrity and transparency of the financial information necessary for protecting shareholder value. Shareholders rely on the auditor to ask tough questions and to do a thorough analysis of a company’s books to ensure that the information provided to shareholders is complete, accurate, fair, and that it is a reasonable representation of a company’s financial position. The only way shareholders can make rational investment decisions is if the market is equipped with accurate information about a company’s fiscal health. As stated in the October 6, 2008 Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury:

“The auditor is expected to offer critical and objective judgment on the financial matters under consideration, and actual and perceived absence of conflicts is critical to that expectation. The Committee believes that auditors, investors, public companies, and other market participants must understand the independence requirements and their objectives, and that auditors must adopt a mindset of skepticism when facing situations that may compromise their independence.”

As such, shareholders should demand an objective, competent and diligent auditor who performs at or above professional standards at every company in which the investors hold an interest. Like directors, auditors should be free from conflicts of interest and should avoid situations requiring a choice between the auditor’s interests and the public’s interests. Almost without exception, shareholders should be able to annually review an auditor’s performance and to annually ratify a board’s auditor selection. Moreover, in October 2008, the Advisory Committee on the Auditing Profession went even further, and recommended that “to further enhance audit committee oversight and auditor accountability ... disclosure in the company proxy statement regarding shareholder ratification [should] include the name(s) of the senior auditing partner(s) staffed on the engagement.”49

On August 16, 2011, the PCAOB issued a Concept Release seeking public comment on ways that auditor independence, objectivity and professional skepticism could be enhanced, with a specific emphasis on mandatory audit firm rotation. The PCAOB convened several public roundtable meetings during 2012 to further discuss such matters. Glass Lewis believes auditor rotation can ensure both the independence of the auditor and the integrity of the audit; we will typically recommend supporting proposals to require auditor rotation when the proposal uses a reasonable period of time (usually not less than 5-7 years), particularly at companies with a history of accounting problems.

VOTING RECOMMENDATIONS ON AUDITOR RATIFICATION

We generally support management’s choice of auditor except when we believe the auditor’s independence or audit integrity has been compromised. Where a board has not allowed shareholders to review and ratify an auditor, we typically recommend voting against the audit committee chairman. When there have been material restatements of annual financial statements or material weaknesses in internal controls, we usually recommend voting against the entire audit committee.

Reasons why we may not recommend ratification of an auditor include:

1.	When audit fees plus audit-related fees total less than the tax fees and/or other non-audit fees.

2.	Recent material restatements of annual financial statements, including those resulting in the reporting of material weaknesses in internal controls and including late filings by the company where the auditor bears some responsibility for the restatement or late filing.[50]

49  “Final Report of the Advisory Committee on the Auditing Profession to the U.S. Department of the Treasury.” p. VIII:20, October 6, 2008.
50  An auditor does not audit interim financial statements. Thus, we generally do not believe that an auditor should be opposed due to a restatement of interim financial statements unless the nature of the misstatement is clear from a reading of the incorrect financial statements.

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3.	When the auditor performs prohibited services such as tax-shelter work, tax services for the CEO or CFO, or contingent-fee work, such as a fee based on a percentage of economic benefit to the company.

4.	When audit fees are excessively low, especially when compared with other companies in the same industry.

5.	When the company has aggressive accounting policies.

6.	When the company has poor disclosure or lack of transparency in its financial statements.

7.	Where the auditor limited its liability through its contract with the company or the audit contract requires the corporation to use alternative dispute resolution procedures without adequate justification.

8.	We also look for other relationships or concerns with the auditor that might suggest a conflict between the auditor’s interests and shareholder interests.

PENSION ACCOUNTING ISSUES

A pension accounting question occasionally raised in proxy proposals is what effect, if any, projected returns on employee pension assets should have on a company’s net income. This issue often arises in the executive compensation context in a discussion of the extent to which pension accounting should be reflected in business performance for purposes of calculating payments to executives.

Glass Lewis believes that pension credits should not be included in measuring income that is used to award performance-based compensation. Because many of the assumptions used in accounting for retirement plans are subject to the company’s discretion, management would have an obvious conflict of interest if pay were tied to pension income. In our view, projected income from pensions does not truly reflect a company’s performance.

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III.	The Link Between Compensation and Performance

Glass Lewis carefully reviews the compensation awarded to senior executives, as we believe that this is an important area in which the board’s priorities are revealed. Glass Lewis strongly believes executive compensation should be linked directly with the performance of the business the executive is charged with managing. We believe the most effective compensation arrangements provide for an appropriate mix of performance-based short- and long-term incentives in addition to fixed pay elements while promoting a prudent and sustainable level of risk-taking.

Glass Lewis believes that comprehensive, timely and transparent disclosure of executive pay is critical to allowing shareholders to evaluate the extent to which pay is aligned with company performance. When reviewing proxy materials, Glass Lewis examines whether the company discloses the performance metrics used to determine executive compensation. We recognize performance metrics must necessarily vary depending on the company and industry, among other factors, and may include a wide variety of financial measures as well as industry-specific performance indicators. However, we believe companies should disclose why the specific performance metrics were selected and how the actions they are designed to incentivize will lead to better corporate performance.

Moreover, it is rarely in shareholders’ interests to disclose competitive data about individual salaries below the senior executive level. Such disclosure could create internal personnel discord that would be counterproductive for the company and its shareholders. While we favor full disclosure for senior executives and we view pay disclosure at the aggregate level (e.g., the number of employees being paid over a certain amount or in certain categories) as potentially useful, we do not believe share-holders need or will benefit from detailed reports about individual management employees other than the most senior executives.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (“SAY-ON-PAY”)

The Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) required companies to hold an advisory vote on executive compensation at the first shareholder meeting that occurs six months after enactment of the bill (January 21, 2011).

This practice of allowing shareholders a non-binding vote on a company’s compensation report is standard practice in many non-US countries, and has been a requirement for most companies in the United Kingdom since 2003 and in Australia since 2005. Although say-on-pay proposals are non-binding, a high level of “against” or “abstain” votes indicates substantial shareholder concern about a company’s compensation policies and procedures.

Given the complexity of most companies’ compensation programs, Glass Lewis applies a highly nuanced approach when analyzing advisory votes on executive compensation. We review each company’s compensation on a case-by-case basis, recognizing that each company must be examined in the context of industry, size, maturity, performance, financial condition, its historic pay for performance practices, and any other relevant internal or external factors.

We believe that each company should design and apply specific compensation policies and practices that are appropriate to the circumstances of the company and, in particular, will attract and retain competent executives and other staff, while motivating them to grow the company’s long-term shareholder value.

Where we find those specific policies and practices serve to reasonably align compensation with performance, and such practices are adequately disclosed, Glass Lewis will recommend supporting the company’s approach. If, however, those specific policies and practices fail to demonstrably link compensation with performance, Glass Lewis will generally recommend voting against the say-on-pay proposal.

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Glass Lewis reviews say-on-pay proposals on both a qualitative basis and a quantitative basis, with a focus on several main areas:

•	The overall design and structure of the company’s executive compensation programs including selection and challenging nature of performance metrics;

•	The implementation and effectiveness of the company’s executive compensation programs including pay mix and use of performance metrics in determining pay levels;

•	The quality and content of the company’s disclosure;

•	The quantum paid to executives; and

•	The link between compensation and performance as indicated by the company’s current and past pay-for-performance grades.

We also review any significant changes or modifications, and the rationale for such changes, made to the company’s compensation structure or award amounts, including base salaries.

SAY-ON-PAY VOTING RECOMMENDATIONS

In cases where we find deficiencies in a company’s compensation program’s design, implementation or management, we will recommend that shareholders vote against the say-on-pay proposal. Generally such instances include evidence of a pattern of poor pay-for-performance practices (i.e., deficient or failing pay for performance grades), unclear or questionable disclosure regarding the overall compensation structure (e.g., limited information regarding benchmarking processes, limited rationale for bonus performance metrics and targets, etc.), questionable adjustments to certain aspects of the overall compensation structure (e.g., limited rationale for significant changes to performance targets or metrics, the payout of guaranteed bonuses or sizable retention grants, etc.), and/or other egregious compensation practices.

Although not an exhaustive list, the following issues when weighed together may cause Glass Lewis to recommend voting against a say-on-pay vote:

•	Inappropriate peer group and/or benchmarking issues;

•	Inadequate or no rationale for changes to peer groups;

•	Egregious or excessive bonuses, equity awards or severance payments, including golden handshakes and golden parachutes;

•	Problematic contractual payments, such as guaranteed bonuses;

•	Targeting overall levels of compensation at higher than median without adequate justification;

•	Performance targets not sufficiently challenging, and/or providing for high potential payouts;

•	Performance targets lowered without justification;

•	Discretionary bonuses paid when short- or long-term incentive plan targets were not met;

•	Executive pay high relative to peers not justified by outstanding company performance; and

•	The terms of the long-term incentive plans are inappropriate (please see “Long-Term Incentives” on page 29).

In instances where a company has simply failed to provide sufficient disclosure of its policies, we may recommend shareholders vote against this proposal solely on this basis, regardless of the appropriateness of compensation levels.

Where we identify egregious compensation practices, we may also recommend voting against the compensation committee based on the practices or actions of its members during the year. Such practices may include: approving large one-off payments, the inappropriate, unjustified use of discretion, or sustained poor pay for performance practices.

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COMPANY RESPONSIVENESS

At companies that received a significant level of shareholder opposition (25% or greater) to their say-on-pay proposal at the previous annual meeting, we believe the board should demonstrate some level of engagement and responsiveness to the shareholder concerns behind the discontent, particularly in response to shareholder engagement. While we recognize that sweeping changes cannot be made to a compensation program without due consideration and that a majority of shareholders voted in favor of the proposal, given that the average approval rate for say-on-pay proposals is about 90% we believe the compensation committee should provide some level of response to a significant vote against, including engaging with large shareholders to identify their concerns. In the absence of any evidence that the board is actively engaging shareholders on these issues and responding accordingly, we may recommend holding compensation committee members accountable for failing to adequately respond to shareholder opposition, giving careful consideration to the level of shareholder protest and the severity and history of compensation problems.

PAY FOR PERFORMANCE

Glass Lewis believes an integral part of a well-structured compensation package is a successful link between pay and performance. Our proprietary pay-for-performance model was developed to better evaluate the link between pay and performance of the top five executives at US companies. Our model benchmarks these executives’ pay and company performance against peers selected using Equilar’s market-based peer groups and across five performance metrics. By measuring the magnitude of the gap between two weighted-average percentile rankings (executive compensation and performance), we grade companies based on a school letter system: “A”, “B”, “F”, etc. The grades guide our evaluation of compensation committee effectiveness and we generally recommend voting against compensation committee of companies with a pattern of failing our pay-for-performance analysis.

We also use this analysis to inform our voting decisions on say-on-pay proposals. As such, if a company receives a failing grade from our proprietary model, we are more likely to recommend that shareholders vote against the say-on-pay proposal. However, other qualitative factors such as an effective overall incentive structure, the relevance of selected performance metrics, significant forthcoming enhancements or reasonable long-term payout levels may give us cause to recommend in favor of a proposal even when we have identified a disconnect between pay and performance.

SHORT-TERM INCENTIVES

A short-term bonus or incentive (“STI”) should be demonstrably tied to performance. Whenever possible, we believe a mix of corporate and individual performance measures is appropriate. We would normally expect performance measures for STIs to be based on company-wide or divisional financial measures as well as non-financial factors such as those related to safety, environmental issues, and customer satisfaction. While we recognize that companies operating in different sectors or markets may seek to utilize a wide range of metrics, we expect such measures to be appropriately tied to a company’s business drivers.

Further, the target and potential maximum awards that can be achieved under STI awards should be disclosed. Shareholders should expect stretching performance targets for the maximum award to be achieved. Any increase in the potential target and maximum award should be clearly justified to shareholders.

Glass Lewis recognizes that disclosure of some measures may include commercially confidential information. Therefore, we believe it may be reasonable to exclude such information in some cases as long as the company provides sufficient justification for non-disclosure. However, where a short-term bonus has been paid, companies should disclose the extent to which performance has been achieved against relevant targets, including disclosure of the actual target achieved.

Where management has received significant STIs but short-term performance over the previous year prima facie appears to be poor or negative, we believe the company should provide a clear explanation of why these significant short-term payments were made.

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LONG-TERM INCENTIVES

Glass Lewis recognizes the value of equity-based incentive programs, which are often the primary long-term incentive for executives. When used appropriately, they can provide a vehicle for linking an executive’s pay to company performance, thereby aligning their interests with those of shareholders. In addition, equity-based compensation can be an effective way to attract, retain and motivate key employees.

There are certain elements that Glass Lewis believes are common to most well-structured long-term incentive (“LTI”) plans. These include:

•	No re-testing or lowering of performance conditions;

•	Performance metrics that cannot be easily manipulated by management;

•	Two or more performance metrics;

•	At least one relative performance metric that compares the company’s performance to a relevant peer group or index;

•	Performance periods of at least three years;

•	Stretching metrics that incentivize executives to strive for outstanding performance while not encouraging excessive risk-taking; and

•	Individual limits expressed as a percentage of base salary.

Performance measures should be carefully selected and should relate to the specific business/industry in which the company operates and, especially, the key value drivers of the company’s business.

While cognizant of the inherent complexity of certain performance metrics, Glass Lewis generally believes that measuring a company’s performance with multiple metrics serves to provide a more complete picture of the company’s performance than a single metric; further, reliance on just one metric may focus too much management attention on a single target and is therefore more susceptible to manipulation. When utilized for relative measurements, external benchmarks such as a sector index or peer group should be disclosed and transparent. The rationale behind the selection of a specific index or peer group should also be disclosed. Internal benchmarks should also be disclosed and transparent, unless a cogent case for confidentiality is made and fully explained. Similarly, actual performance and vesting levels for previous grants earned during the fiscal year should be disclosed.

We also believe shareholders should evaluate the relative success of a company’s compensation programs, particularly with regard to existing equity-based incentive plans, in linking pay and performance when evaluating new LTI plans to determine the impact of additional stock awards. We will therefore review the company’s pay-for-performance grade (see below for more information) and specifically the proportion of total compensation that is stock-based.

TRANSITIONAL AND ONE-OFF AWARDS

Glass Lewis believes shareholders should generally be wary of awards granted outside of the standard incentive schemes outlined above, as such awards have the potential to undermine the integrity of a company’s regular incentive plans, the link between pay and performance or both. We generally believe that if the existing incentive programs fail to provide adequate incentives to executives, companies should redesign their compensation programs rather than make additional grants.

However, we recognize that in certain circumstances, additional incentives may be appropriate. In these cases, companies should provide a thorough description of the awards, including a cogent and convincing explanation of their necessity and why existing awards do not provide sufficient motivation. Further, such awards should be tied to future service and performance whenever possible.

Similarly, we acknowledge that there may be certain costs associated with transitions at the executive level. We believe that sign-on arrangements should be clearly disclosed and accompanied by a meaningful explanation of the payments and the process by which the amounts are reached. Furthermore, the details of and basis for

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any “make-whole” payments (which are paid as compensation for forfeited awards from a previous employer) should be provided.

While in limited circumstances such deviations may not be inappropriate, we believe shareholders should be provided with a meaningful explanation of any additional benefits agreed upon outside of the regular arrangements. For severance or sign-on arrangements, we may consider the executive’s regular target compensation levels or the sums paid to other executives (including the recipient’s predecessor, where applicable) in evaluating the appropriateness of such an arrangement.

Additionally, we believe companies making supplemental or one-time awards should also describe if and how the regular compensation arrangements will be affected by these additional grants. In reviewing a company’s use of supplemental awards, Glass Lewis will evaluate the terms and size of the grants in the context of the company’s overall incentive strategy and granting practices, as well as the current operating environment.

RECOUPMENT PROVISIONS (“CLAWBACKS”)

We believe it is prudent for boards to adopt detailed and stringent bonus recoupment policies to prevent executives from retaining performance-based awards that were not truly earned. We believe such “clawback” policies should be triggered in the event of a restatement of financial results or similar revision of performance indicators upon which bonuses were based. Such policies would allow the board to review all performance-related bonuses and awards made to senior executives during the period covered by a restatement and would, to the extent feasible, allow the company to recoup such bonuses in the event that performance goals were not actually achieved. We further believe clawback policies should be subject to only limited discretion to ensure the integrity of such policies.

Section 954 of the Dodd-Frank Act requires the SEC to create a rule requiring listed companies to adopt policies for recouping certain compensation during a three-year look-back period. The rule applies to incentive-based compensation paid to current or former executives if the company is required to prepare an accounting restatement due to erroneous data resulting from material non-compliance with any financial reporting requirements under the securities laws. However, the SEC has yet to finalize the relevant rules.

These recoupment provisions are more stringent than under Section 304 of the Sarbanes-Oxley Act in three respects: (i) the provisions extend to current or former executive officers rather than only to the CEO and CFO; (ii) it has a three-year look-back period (rather than a twelve-month look-back period); and (iii) it allows for recovery of compensation based upon a financial restatement due to erroneous data, and therefore does not require misconduct on the part of the executive or other employees.

HEDGING OF STOCK

Glass Lewis believes that the hedging of shares by executives in the shares of the companies where they are employed severs the alignment of interests of the executive with shareholders. We believe companies should adopt strict policies to prohibit executives from hedging the economic risk associated with their shareownership in the company.

PLEDGING OF STOCK

Glass Lewis believes that shareholders should examine the facts and circumstances of each company rather than apply a one-size-fits-all policy regarding employee stock pledging. Glass Lewis believes that shareholders benefit when employees, particularly senior executives have “skin-in-the-game” and therefore recognizes the benefits of measures designed to encourage employees to both buy shares out of their own pocket and to retain shares they have been granted; blanket policies prohibiting stock pledging may discourage executives and employees from doing either.

However, we also recognize that the pledging of shares can present a risk that, depending on a host of factors, an executive with significant pledged shares and limited other assets may have an incentive to take steps to avoid a forced sale of shares in the face of a rapid stock price decline. Therefore, to avoid substantial losses from a forced sale to meet the terms of the loan, the executive may have an incentive to boost the stock price in the

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short term in a manner that is unsustainable, thus hurting shareholders in the long-term. We also recognize concerns regarding pledging may not apply to less senior employees, given the latter group’s significantly more limited influence over a company’s stock price. Therefore, we believe that the issue of pledging shares should be reviewed in that context, as should polices that distinguish between the two groups.

Glass Lewis believes that the benefits of stock ownership by executives and employees may outweigh the risks of stock pledging, depending on many factors. As such, Glass Lewis reviews all relevant factors in evaluating proposed policies, limitations and prohibitions on pledging stock, including:

•	The number of shares pledged;

•	The percentage executives’ pledged shares are of outstanding shares;

•	The percentage executives’ pledged shares are of each executive’s shares and total assets;

•	Whether the pledged shares were purchased by the employee or granted by the company;

•	Whether there are different policies for purchased and granted shares;

•	Whether the granted shares were time-based or performance-based;

•	The overall governance profile of the company;

•	The volatility of the company’s stock (in order to determine the likelihood of a sudden stock price drop);

•	The nature and cyclicality, if applicable, of the company’s industry;

•	The participation and eligibility of executives and employees in pledging;

•	The company’s current policies regarding pledging and any waiver from these policies for employees and executives; and

•	Disclosure of the extent of any pledging, particularly among senior executives.

COMPENSATION CONSULTANT INDEPENDENCE

As mandated by Section 952 of the Dodd-Frank Act, as of January 11, 2013, the SEC approved new listing requirements for both the NYSE and NASDAQ which require compensation committees to consider six factors in assessing compensation advisor independence. These factors include: (1) provision of other services to the company; (2) fees paid by the company as a percentage of the advisor’s total annual revenue; (3) policies and procedures of the advisor to mitigate conflicts of interests; (4) any business or personal relationships of the consultant with any member of the compensation committee; (5) any company stock held by the consultant; and (6) any business or personal relationships of the consultant with any executive officer of the company. According to the SEC, “no one factor should be viewed as a determinative factor.” Glass Lewis believes this six-factor assessment is an important process for every compensation committee to undertake but believes companies employing a consultant for board compensation, consulting and other corporate services should provide clear disclosure beyond just a reference to examining the six points to allow shareholders to review the specific aspects of the various consultant relationships.

We believe compensation consultants are engaged to provide objective, disinterested, expert advice to the compensation committee. When the consultant or its affiliates receive substantial income from providing other services to the company, we believe the potential for a conflict of interest arises and the independence of the consultant may be jeopardized. Therefore, Glass Lewis will, when relevant, note the potential for a conflict of interest when the fees paid to the advisor or its affiliates for other services exceeds those paid for compensation consulting.

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FREQUENCY OF SAY-ON-PAY

The Dodd-Frank Act also requires companies to allow shareholders a non-binding vote on the frequency of say-on-pay votes, i.e. every one, two or three years. Additionally, Dodd-Frank requires companies to hold such votes on the frequency of say-on-pay votes at least once every six years.

We believe companies should submit say-on-pay votes to shareholders every year. We believe that the time and financial burdens to a company with regard to an annual vote are relatively small and incremental and are outweighed by the benefits to shareholders through more frequent accountability. Implementing biannual or triennial votes on executive compensation limits shareholders’ ability to hold the board accountable for its compensation practices through means other than voting against the compensation committee. Unless a company provides a compelling rationale or unique circumstances for say-on-pay votes less frequent than annually, we will generally recommend that shareholders support annual votes on compensation.

VOTE ON GOLDEN PARACHUTE ARRANGEMENTS

The Dodd-Frank Act also requires companies to provide shareholders with a separate non-binding vote on approval of golden parachute compensation arrangements in connection with certain change-in-control transactions. However, if the golden parachute arrangements have previously been subject to a say-on-pay vote which shareholders approved, then this required vote is waived.

Glass Lewis believes the narrative and tabular disclosure of golden parachute arrangements benefits all shareholders. Glass Lewis analyzes each golden parachute arrangement on a case-by-case basis, taking into account, among other items: the nature of the change-in-control transaction, the ultimate value of the payments particularly compared to the value of the transaction, any excise tax gross-up obligations, the tenure and position of the executives in question before and after the transaction, any new or amended employment agreements entered into in connection with the transaction, and the type of triggers involved (i.e., single vs. double).

EQUITY-BASED COMPENSATION PLAN PROPOSALS

We believe that equity compensation awards, when not abused, are useful for retaining employees and providing an incentive for them to act in a way that will improve company performance. Glass Lewis recognizes that equity-based compensation plans are critical components of a company’s overall compensation program and we analyze such plans accordingly based on both quantitative and qualitative factors.

Our quantitative analysis assesses the plan’s cost and the company’s pace of granting utilizing a number of different analyses, comparing the program with absolute limits we believe are key to equity value creation and with a carefully chosen peer group. In general, our model seeks to determine whether the proposed plan is either absolutely excessive or is more than one standard deviation away from the average plan for the peer group on a range of criteria, including dilution to shareholders and the projected annual cost relative to the company’s financial performance. Each of the analyses (and their constituent parts) is weighted and the plan is scored in accordance with that weight.

We compare the program’s expected annual expense with the business’s operating metrics to help determine whether the plan is excessive in light of company performance. We also compare the plan’s expected annual cost to the enterprise value of the firm rather than to market capitalization because the employees, managers and directors of the firm contribute to the creation of enterprise value but not necessarily market capitalization (the biggest difference is seen where cash represents the vast majority of market capitalization). Finally, we do not rely exclusively on relative comparisons with averages because, in addition to creeping averages serving to inflate compensation, we believe that some absolute limits are warranted.

We then consider qualitative aspects of the plan such as plan administration, the method and terms of exercise, repricing history, express or implied rights to reprice, and the presence of evergreen provisions. We also closely review the choice and use of, and difficulty in meeting, the awards’ performance metrics and targets, if any. We believe significant changes to the terms of a plan should be explained for shareholders and clearly indicated. Other factors such as a company’s size and operating environment may also be relevant in assessing the severity

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of concerns or the benefits of certain changes. Finally, we may consider a company’s executive compensation practices in certain situations, as applicable.

We evaluate equity plans based on certain overarching principles:

•	Companies should seek more shares only when needed;

•	Requested share amounts should be small enough that companies seek shareholder approval every three to four years (or more frequently);

•	If a plan is relatively expensive, it should not grant options solely to senior executives and board members;

•	Annual net share count and voting power dilution should be limited;

•	Annual cost of the plan (especially if not shown on the income statement) should be reasonable as a percentage of financial results and should be in line with the peer group;

•	The expected annual cost of the plan should be proportional to the business’s value;

•	The intrinsic value that option grantees received in the past should be reasonable compared with the business’s financial results;

•	Plans should deliver value on a per-employee basis when compared with programs at peer companies;

•	Plans should not permit re-pricing of stock options;

•	Plans should not contain excessively liberal administrative or payment terms;

•	Plans should not count shares in ways that understate the potential dilution, or cost, to common shareholders. This refers to “inverse” full-value award multipliers;

•	Selected performance metrics should be challenging and appropriate, and should be subject to relative performance measurements; and

•	Stock grants should be subject to minimum vesting and/or holding periods sufficient to ensure sustainable performance and promote retention.

OPTION EXCHANGES

Glass Lewis views option repricing plans and option exchange programs with great skepticism. Shareholders have substantial risk in owning stock and we believe that the employees, officers, and directors who receive stock options should be similarly situated to align their interests with shareholder interests.

We are concerned that option grantees who believe they will be “rescued” from underwater options will be more inclined to take unjustifiable risks. Moreover, a predictable pattern of repricing or exchanges substantially alters a stock option’s value because options that will practically never expire deeply out of the money are worth far more than options that carry a risk of expiration.

In short, repricings and option exchange programs change the bargain between shareholders and employees after the bargain has been struck.

There is one circumstance in which a repricing or option exchange program may be acceptable: if macroeconomic or industry trends, rather than specific company issues, cause a stock’s value to decline dramatically and the repricing is necessary to motivate and retain employees. In this circumstance, we think it fair to conclude that option grantees may be suffering from a risk that was not foreseeable when the original “bargain” was struck. In such a circumstance, we will recommend supporting a repricing if the following conditions are true:

•	Officers and board members cannot participate in the program;

•	The stock decline mirrors the market or industry price decline in terms of timing and approximates the decline in magnitude;

•	The exchange is value-neutral or value-creative to shareholders using very conservative assumptions and with a recognition of the adverse selection problems inherent in voluntary programs; and

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•	Management and the board make a cogent case for needing to motivate and retain existing employees, such as being in a competitive employment market.

OPTION BACKDATING, SPRING-LOADING AND BULLET-DODGING

Glass Lewis views option backdating, and the related practices of spring-loading and bullet-dodging, as egregious actions that warrant holding the appropriate management and board members responsible. These practices are similar to re-pricing options and eliminate much of the downside risk inherent in an option grant that is designed to induce recipients to maximize shareholder return.

Backdating an option is the act of changing an option’s grant date from the actual grant date to an earlier date when the market price of the underlying stock was lower, resulting in a lower exercise price for the option. Since 2006, Glass Lewis has identified over 270 companies that have disclosed internal or government investigations into their past stock-option grants.

Spring-loading is granting stock options while in possession of material, positive information that has not been disclosed publicly. Bullet-dodging is delaying the grants of stock options until after the release of material, negative information. This can allow option grants to be made at a lower price either before the release of positive news or following the release of negative news, assuming the stock’s price will move up or down in response to the information. This raises a concern similar to that of insider trading, or the trading on material non-public information.

The exercise price for an option is determined on the day of grant, providing the recipient with the same market risk as an investor who bought shares on that date. However, where options were backdated, the executive or the board (or the compensation committee) changed the grant date retroactively. The new date may be at or near the lowest price for the year or period. This would be like allowing an investor to look back and select the lowest price of the year at which to buy shares.

A 2006 study of option grants made between 1996 and 2005 at 8,000 companies found that option backdating can be an indication of poor internal controls. The study found that option backdating was more likely to occur at companies without a majority independent board and with a long-serving CEO; both factors, the study concluded, were associated with greater CEO influence on the company’s compensation and governance practices.51

Where a company granted backdated options to an executive who is also a director, Glass Lewis will recommend voting against that executive/director, regardless of who decided to make the award. In addition, Glass Lewis will recommend voting against those directors who either approved or allowed the backdating. Glass Lewis feels that executives and directors who either benefited from backdated options or authorized the practice have breached their fiduciary responsibility to shareholders.

Given the severe tax and legal liabilities to the company from backdating, Glass Lewis will consider recommending voting against members of the audit committee who served when options were backdated, a restatement occurs, material weaknesses in internal controls exist and disclosures indicate there was a lack of documentation. These committee members failed in their responsibility to ensure the integrity of the company’s financial reports.

When a company has engaged in spring-loading or bullet-dodging, Glass Lewis will consider recommending voting against the compensation committee members where there has been a pattern of granting options at or near historic lows. Glass Lewis will also recommend voting against executives serving on the board who benefited from the spring-loading or bullet-dodging.

DIRECTOR COMPENSATION PLANS

Glass Lewis believes that non-employee directors should receive reasonable and appropriate compensation for the time and effort they spend serving on the board and its committees. However, a balance is required. Fees should be competitive in order to retain and attract qualified individuals, but excessive fees represent a financial cost to the company and potentially compromise the objectivity and independence of non-employee directors. We will consider recommending supporting compensation plans that include option grants or other

51  Lucian Bebchuk, Yaniv Grinstein and Urs Peyer. “LUCKY CEOs.” November, 2006.

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equity-based awards that help to align the interests of outside directors with those of shareholders. However, equity grants to directors should not be performance-based to ensure directors are not incentivized in the same manner as executives but rather serve as a check on imprudent risk-taking in executive compensation plan design.

Glass Lewis uses a proprietary model and analyst review to evaluate the costs of equity plans compared to the plans of peer companies with similar market capitalizations. We use the results of this model to guide our voting recommendations on stock-based director compensation plans.

EMPLOYEE STOCK PURCHASE PLANS

Glass Lewis believes that employee stock purchase plans (“ESPPs”) can provide employees with a sense of ownership in their company and help strengthen the alignment between the interests of employees and shareholders. We use a quantitative model to estimate the cost of the plan by measuring the expected discount, purchase period, expected purchase activity (if previous activity has been disclosed) and whether the plan has a “lookback” feature, and then compare this cost to ESPPs at similar companies. Except for the most extreme cases, Glass Lewis will generally support these plans given the regulatory purchase limit of $25,000 per employee per year, which we believe is reasonable. We also look at the number of shares requested to see if a ESPP will significantly contribute to overall shareholder dilution or if shareholders will not have a chance to approve the program for an excessive period of time. As such, we will generally recommend against ESPPs that contain “evergreen” provisions that automatically increase the number of shares available under the ESPP each year.

EXECUTIVE COMPENSATION TAX DEDUCTIBILITY
(IRS 162(m) COMPLIANCE)

Section 162(m) of the Internal Revenue Code allows companies to deduct compensation in excess of $1 million for the CEO and the next three most highly compensated executive officers, excluding the CFO, if the compensation is performance-based and is paid under shareholder-approved plans. Companies therefore submit incentive plans for shareholder approval to take of advantage of the tax deductibility afforded under 162(m) for certain types of compensation.

We believe the best practice for companies is to provide robust disclosure to shareholders so that they can make fully-informed judgments about the reasonableness of the proposed compensation plan. To allow for meaningful shareholder review, we prefer that disclosure should include specific performance metrics, a maximum award pool, and a maximum award amount per employee. We also believe it is important to analyze the estimated grants to see if they are reasonable and in line with the company’s peers.

We typically recommend voting against a 162(m) proposal where: (i) a company fails to provide at least a list of performance targets; (ii) a company fails to provide one of either a total maximum or an individual maximum; or (iii) the proposed plan or individual maximum award limit is excessive when compared with the plans of the company’s peers.

The company’s record of aligning pay with performance (as evaluated using our proprietary pay-for-performance model) also plays a role in our recommendation. Where a company has a record of setting reasonable pay relative to business performance, we generally recommend voting in favor of a plan even if the plan caps seem large relative to peers because we recognize the value in special pay arrangements for continued exceptional performance.

As with all other issues we review, our goal is to provide consistent but contextual advice given the specifics of the company and ongoing performance. Overall, we recognize that it is generally not in shareholders’ best interests to vote against such a plan and forgo the potential tax benefit since shareholder rejection of such plans will not curtail the awards; it will only prevent the tax deduction associated with them.

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IV.	Governance Structure and the Shareholder Franchise

ANTI-TAKEOVER MEASURES

POISON PILLS (SHAREHOLDER RIGHTS PLANS)

Glass Lewis believes that poison pill plans are not generally in shareholders’ best interests. They can reduce management accountability by substantially limiting opportunities for corporate takeovers. Rights plans can thus prevent shareholders from receiving a buy-out premium for their stock. Typically we recommend that shareholders vote against these plans to protect their financial interests and ensure that they have an opportunity to consider any offer for their shares, especially those at a premium.

We believe boards should be given wide latitude in directing company activities and in charting the company’s course. However, on an issue such as this, where the link between the shareholders’ financial interests and their right to consider and accept buyout offers is substantial, we believe that shareholders should be allowed to vote on whether they support such a plan’s implementation. This issue is different from other matters that are typically left to board discretion. Its potential impact on and relation to shareholders is direct and substantial. It is also an issue in which management interests may be different from those of shareholders; thus, ensuring that shareholders have a voice is the only way to safeguard their interests.

In certain circumstances, we will support a poison pill that is limited in scope to accomplish a particular objective, such as the closing of an important merger, or a pill that contains what we believe to be a reasonable qualifying offer clause. We will consider supporting a poison pill plan if the qualifying offer clause includes each of the following attributes:

•	The form of offer is not required to be an all-cash transaction;

•	The offer is not required to remain open for more than 90 business days;

•	The offeror is permitted to amend the offer, reduce the offer, or otherwise change the terms;

•	There is no fairness opinion requirement; and

•	There is a low to no premium requirement.

Where these requirements are met, we typically feel comfortable that shareholders will have the opportunity to voice their opinion on any legitimate offer.

NOL POISON PILLS

Similarly, Glass Lewis may consider supporting a limited poison pill in the event that a company seeks shareholder approval of a rights plan for the express purpose of preserving Net Operating Losses (NOLs). While companies with NOLs can generally carry these losses forward to offset future taxable income, Section 382 of the Internal Revenue Code limits companies’ ability to use NOLs in the event of a “change of ownership.”52 In this case, a company may adopt or amend a poison pill (“NOL pill”) in order to prevent an inadvertent change of ownership by multiple investors purchasing small chunks of stock at the same time, and thereby preserve the ability to carry the NOLs forward. Often such NOL pills have trigger thresholds much lower than the common 15% or 20% thresholds, with some NOL pill triggers as low as 5%.

Glass Lewis evaluates NOL pills on a strictly case-by-case basis taking into consideration, among other factors, the value of the NOLs to the company, the likelihood of a change of ownership based on the size of the holding and the nature of the larger shareholders, the trigger threshold and whether the term of the plan is limited in

52  Section 382 of the Internal Revenue Code refers to a “change of ownership” of more than 50 percentage points by one or more 5% shareholders within a three-year period. The statute is intended to deter the “trafficking” of net operating losses.

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duration (i.e., whether it contains a reasonable “sunset” provision) or is subject to periodic board review and/or shareholder ratification. However, we will recommend that shareholders vote against a proposal to adopt or amend a pill to include NOL protective provisions if the company has adopted a more narrowly tailored means of preventing a change in control to preserve its NOLs. For example, a company may limit share transfers in its charter to prevent a change of ownership from occurring.

Furthermore, we believe that shareholders should be offered the opportunity to vote on any adoption or renewal of a NOL pill regardless of any potential tax benefit that it offers a company. As such, we will consider recommending voting against those members of the board who served at the time when an NOL pill was adopted without shareholder approval within the prior twelve months and where the NOL pill is not subject to shareholder ratification.

FAIR PRICE PROVISIONS

Fair price provisions, which are rare, require that certain minimum price and procedural requirements be observed by any party that acquires more than a specified percentage of a corporation’s common stock. The provision is intended to protect minority shareholder value when an acquirer seeks to accomplish a merger or other transaction which would eliminate or change the interests of the minority stockholders. The provision is generally applied against the acquirer unless the takeover is approved by a majority of “continuing directors” and holders of a majority, in some cases a supermajority as high as 80%, of the combined voting power of all stock entitled to vote to alter, amend, or repeal the above provisions.

The effect of a fair price provision is to require approval of any merger or business combination with an “interested stockholder” by 51% of the voting stock of the company, excluding the shares held by the interested stockholder. An interested stockholder is generally considered to be a holder of 10% or more of the company’s outstanding stock, but the trigger can vary.

Generally, provisions are put in place for the ostensible purpose of preventing a back-end merger where the interested stockholder would be able to pay a lower price for the remaining shares of the company than he or she paid to gain control. The effect of a fair price provision on shareholders, however, is to limit their ability to gain a premium for their shares through a partial tender offer or open market acquisition which typically raise the share price, often significantly. A fair price provision discourages such transactions because of the potential costs of seeking shareholder approval and because of the restrictions on purchase price for completing a merger or other transaction at a later time.

Glass Lewis believes that fair price provisions, while sometimes protecting shareholders from abuse in a takeover situation, more often act as an impediment to takeovers, potentially limiting gains to shareholders from a variety of transactions that could significantly increase share price. In some cases, even the independent directors of the board cannot make exceptions when such exceptions may be in the best interests of shareholders. Given the existence of state law protections for minority shareholders such as Section 203 of the Delaware Corporations Code, we believe it is in the best interests of shareholders to remove fair price provisions.

REINCORPORATION

In general, Glass Lewis believes that the board is in the best position to determine the appropriate jurisdiction of incorporation for the company. When examining a management proposal to reincorporate to a different state or country, we review the relevant financial benefits, generally related to improved corporate tax treatment, as well as changes in corporate governance provisions, especially those relating to shareholder rights, resulting from the change in domicile. Where the financial benefits are de minimis and there is a decrease in shareholder rights, we will recommend voting against the transaction.

However, costly, shareholder-initiated reincorporations are typically not the best route to achieve the furtherance of shareholder rights. We believe shareholders are generally better served by proposing specific shareholder resolutions addressing pertinent issues which may be implemented at a lower cost, and perhaps even with board approval. However, when shareholders propose a shift into a jurisdiction with enhanced shareholder rights, Glass Lewis examines the significant ways would the company benefit from shifting jurisdictions including the following:

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•	Is the board sufficiently independent?

•	Does the company have anti-takeover protections such as a poison pill or classified board in place?

•	Has the board been previously unresponsive to shareholders (such as failing to implement a shareholder proposal that received majority shareholder support)?

•	Do shareholders have the right to call special meetings of shareholders?

•	Are there other material governance issues of concern at the company?

•	Has the company’s performance matched or exceeded its peers in the past one and three years?

•	How has the company ranked in Glass Lewis’ pay-for-performance analysis during the last three years?

•	Does the company have an independent chairman?

We note, however, that we will only support shareholder proposals to change a company’s place of incorporation in exceptional circumstances.

EXCLUSIVE FORUM AND FEE-SHIFTING BYLAW PROVISIONS

Glass Lewis recognizes that companies may be subject to frivolous and opportunistic lawsuits, particularly in conjunction with a merger or acquisition, that are expensive and distracting. In response, companies have sought ways to prevent or limit the risk of such suits by adopting bylaws regarding where the suits must be brought or shifting the burden of the legal expenses to the plaintiff, if unsuccessful at trial.

Glass Lewis believes that charter or bylaw provisions limiting a shareholder’s choice of legal venue are not in the best interests of shareholders. Such clauses may effectively discourage the use of shareholder claims by increasing their associated costs and making them more difficult to pursue. As such, shareholders should be wary about approving any limitation on their legal recourse including limiting themselves to a single jurisdiction (e.g., Delaware) without compelling evidence that it will benefit shareholders.

For this reason, we recommend that shareholders vote against any bylaw or charter amendment seeking to adopt an exclusive forum provision unless the company: (i) provides a compelling argument on why the provision would directly benefit shareholders; (ii) provides evidence of abuse of legal process in other, non-favored jurisdictions; (iii) narrowly tailors such provision to the risks involved; and (iv) maintains a strong record of good corporate governance practices.

Moreover, in the event a board seeks shareholder approval of a forum selection clause pursuant to a bundled bylaw amendment rather than as a separate proposal, we will weigh the importance of the other bundled provisions when determining the vote recommendation on the proposal. We will nonetheless recommend voting against the chairman of the governance committee for bundling disparate proposals into a single proposal (refer to our discussion of nominating and governance committee performance in Section I of the guidelines).

Similarly, some companies have adopted bylaws requiring plaintiffs who sue the company and fail to receive a judgment in their favor pay the legal expenses of the company. These bylaws, also known as “fee-shifting” or “loser pays” bylaws, will likely have a chilling effect on even meritorious shareholder lawsuits as shareholders would face an strong financial disincentive not to sue a company. Glass Lewis therefore strongly opposes the adoption of such fee-shifting bylaws and, if adopted without shareholder approval, will recommend voting against the governance committee. While we note that in June of 2015 the State of Delaware banned the adoption of fee-shifting bylaws, such provisions could still be adopted by companies incorporated in other states.

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AUTHORIZED SHARES

Glass Lewis believes that adequate capital stock is important to a company’s operation. When analyzing a request for additional shares, we typically review four common reasons why a company might need additional capital stock:

1.	Stock Split – We typically consider three metrics when evaluating whether we think a stock split is likely or necessary: The historical stock pre-split price, if any; the current price relative to the company’s most common trading price over the past 52 weeks; and some absolute limits on stock price that, in our view, either always make a stock split appropriate if desired by management or would almost never be a reasonable price at which to split a stock.

2.	Shareholder Defenses – Additional authorized shares could be used to bolster takeover defenses such as a poison pill. Proxy filings often discuss the usefulness of additional shares in defending against or discouraging a hostile takeover as a reason for a requested increase. Glass Lewis is typically against such defenses and will oppose actions intended to bolster such defenses.

3.	Financing for Acquisitions – We look at whether the company has a history of using stock for acquisitions and attempt to determine what levels of stock have typically been required to accomplish such transactions. Likewise, we look to see whether this is discussed as a reason for additional shares in the proxy.

4.	Financing for Operations – We review the company’s cash position and its ability to secure financing through borrowing or other means. We look at the company’s history of capitalization and whether the company has had to use stock in the recent past as a means of raising capital.

Issuing additional shares can dilute existing holders in limited circumstances. Further, the availability of additional shares, where the board has discretion to implement a poison pill, can often serve as a deterrent to interested suitors. Accordingly, where we find that the company has not detailed a plan for use of the proposed shares, or where the number of shares far exceeds those needed to accomplish a detailed plan, we typically recommend against the authorization of additional shares. Similar concerns may also lead us to recommend against a proposal to conduct a reverse stock split if the board does not state that it will reduce the number of authorized common shares in a ratio proportionate to the split.

While we think that having adequate shares to allow management to make quick decisions and effectively operate the business is critical, we prefer that, for significant transactions, management come to shareholders to justify their use of additional shares rather than providing a blank check in the form of a large pool of unallocated shares available for any purpose.

ADVANCE NOTICE REQUIREMENTS

We typically recommend that shareholders vote against proposals that would require advance notice of shareholder proposals or of director nominees.

These proposals typically attempt to require a certain amount of notice before shareholders are allowed to place proposals on the ballot. Notice requirements typically range between three to six months prior to the annual meeting. Advance notice requirements typically make it impossible for a shareholder who misses the deadline to present a shareholder proposal or a director nominee that might be in the best interests of the company and its shareholders.

We believe shareholders should be able to review and vote on all proposals and director nominees. Shareholders can always vote against proposals that appear with little prior notice. Shareholders, as owners of a business, are capable of identifying issues on which they have sufficient information and ignoring issues on which they have insufficient information. Setting arbitrary notice restrictions limits the opportunity for shareholders to raise issues that may come up after the window closes.

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VOTING STRUCTURE

CUMULATIVE VOTING

Cumulative voting increases the ability of minority shareholders to elect a director by allowing shareholders to cast as many shares of the stock they own multiplied by the number of directors to be elected. As companies generally have multiple nominees up for election, cumulative voting allows shareholders to cast all of their votes for a single nominee, or a smaller number of nominees than up for election, thereby raising the likelihood of electing one or more of their preferred nominees to the board. It can be important when a board is controlled by insiders or affiliates and where the company’s ownership structure includes one or more shareholders who control a majority-voting block of company stock.

Glass Lewis believes that cumulative voting generally acts as a safeguard for shareholders by ensuring that those who hold a significant minority of shares can elect a candidate of their choosing to the board. This allows the creation of boards that are responsive to the interests of all shareholders rather than just a small group of large holders.

We review cumulative voting proposals on a case-by-case basis, factoring in the independence of the board and the status of the company’s governance structure. But we typically find these proposals on ballots at companies where independence is lacking and where the appropriate checks and balances favoring shareholders are not in place. In those instances we typically recommend in favor of cumulative voting.

Where a company has adopted a true majority vote standard (i.e., where a director must receive a majority of votes cast to be elected, as opposed to a modified policy indicated by a resignation policy only), Glass Lewis will recommend voting against cumulative voting proposals due to the incompatibility of the two election methods. For companies that have not adopted a true majority voting standard but have adopted some form of majority voting, Glass Lewis will also generally recommend voting against cumulative voting proposals if the company has not adopted antitakeover protections and has been responsive to shareholders.

Where a company has not adopted a majority voting standard and is facing both a shareholder proposal to adopt majority voting and a shareholder proposal to adopt cumulative voting, Glass Lewis will support only the majority voting proposal. When a company has both majority voting and cumulative voting in place, there is a higher likelihood of one or more directors not being elected as a result of not receiving a majority vote. This is because shareholders exercising the right to cumulate their votes could unintentionally cause the failed election of one or more directors for whom shareholders do not cumulate votes.

SUPERMAJORITY VOTE REQUIREMENTS

Glass Lewis believes that supermajority vote requirements impede shareholder action on ballot items critical to shareholder interests. An example is in the takeover context, where supermajority vote requirements can strongly limit the voice of shareholders in making decisions on such crucial matters as selling the business. This in turn degrades share value and can limit the possibility of buyout premiums to shareholders. Moreover, we believe that a supermajority vote requirement can enable a small group of shareholders to overrule the will of the majority shareholders. We believe that a simple majority is appropriate to approve all matters presented to shareholders.

TRANSACTION OF OTHER BUSINESS

We typically recommend that shareholders not give their proxy to management to vote on any other business items that may properly come before an annual or special meeting. In our opinion, granting unfettered discretion is unwise.

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ANTI-GREENMAIL PROPOSALS

Glass Lewis will support proposals to adopt a provision preventing the payment of greenmail, which would serve to prevent companies from buying back company stock at significant premiums from a certain shareholder. Since a large or majority shareholder could attempt to compel a board into purchasing its shares at a large premium, the anti-greenmail provision would generally require that a majority of shareholders other than the majority shareholder approve the buyback.

MUTUAL FUNDS: INVESTMENT POLICIES AND ADVISORY AGREEMENTS

Glass Lewis believes that decisions about a fund’s structure and/or a fund’s relationship with its investment advisor or sub-advisors are generally best left to management and the members of the board, absent a showing of egregious or illegal conduct that might threaten shareholder value. As such, we focus our analyses of such proposals on the following main areas:

•	The terms of any amended advisory or sub-advisory agreement;

•	Any changes in the fee structure paid to the investment advisor; and

•	Any material changes to the fund’s investment objective or strategy.

We generally support amendments to a fund’s investment advisory agreement absent a material change that is not in the best interests of shareholders. A significant increase in the fees paid to an investment advisor would be reason for us to consider recommending voting against a proposed amendment to an investment advisory agreement. However, in certain cases, we are more inclined to support an increase in advisory fees if such increases result from being performance-based rather than asset-based. Furthermore, we generally support sub-advisory agreements between a fund’s advisor and sub-advisor, primarily because the fees received by the sub-advisor are paid by the advisor, and not by the fund.

In matters pertaining to a fund’s investment objective or strategy, we believe shareholders are best served when a fund’s objective or strategy closely resembles the investment discipline shareholders understood and selected when they initially bought into the fund. As such, we generally recommend voting against amendments to a fund’s investment objective or strategy when the proposed changes would leave shareholders with stakes in a fund that is noticeably different than when originally purchased, and which could therefore potentially negatively impact some investors’ diversification strategies.

REAL ESTATE INVESTMENT TRUSTS

The complex organizational, operational, tax and compliance requirements of Real Estate Investment Trusts (“REITs”) provide for a unique shareholder evaluation. In simple terms, a REIT must have a minimum of 100 shareholders (the “100 Shareholder Test”) and no more than 50% of the value of its shares can be held by five or fewer individuals (the “5/50 Test”). At least 75% of a REITs’ assets must be in real estate, it must derive 75% of its gross income from rents or mortgage interest, and it must pay out 90% of its taxable earnings as dividends. In addition, as a publicly traded security listed on a stock exchange, a REIT must comply with the same general listing requirements as a publicly traded equity.

In order to comply with such requirements, REITs typically include percentage ownership limitations in their organizational documents, usually in the range of 5% to 10% of the REITs outstanding shares. Given the complexities of REITs as an asset class, Glass Lewis applies a highly nuanced approach in our evaluation of REIT proposals, especially regarding changes in authorized share capital, including preferred stock.

PREFERRED STOCK ISSUANCES AT REITS

Glass Lewis is generally against the authorization of preferred shares that allows the board to determine the preferences, limitations and rights of the preferred shares (known as “blank-check preferred stock”). We believe that granting such broad discretion should be of concern to common shareholders, since blank-check preferred stock could be used as an antitakeover device or in some other fashion that adversely affects the voting power or financial interests of common shareholders. However, given the requirement that a REIT must distribute 90%

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of its net income annually, it is inhibited from retaining capital to make investments in its business. As such, we recognize that equity financing likely plays a key role in a REIT’s growth and creation of shareholder value. Moreover, shareholder concern regarding the use of preferred stock as an anti-takeover mechanism may be allayed by the fact that most REITs maintain ownership limitations in their certificates of incorporation. For these reasons, along with the fact that REITs typically do not engage in private placements of preferred stock (which result in the rights of common shareholders being adversely impacted), we may support requests to authorize shares of blank-check preferred stock at REITs.

BUSINESS DEVELOPMENT COMPANIES

Business Development Companies (“BDCs”) were created by the U.S. Congress in 1980; they are regulated under the Investment Company Act of 1940 and are taxed as regulated investment companies (“RICs”) under the Internal Revenue Code. BDCs typically operate as publicly traded private equity firms that invest in early stage to mature private companies as well as small public companies. BDCs realize operating income when their investments are sold off, and therefore maintain complex organizational, operational, tax and compliance requirements that are similar to those of REITs—the most evident of which is that BDCs must distribute at least 90% of their taxable earnings as dividends.

AUTHORIZATION TO SELL SHARES AT A PRICE BELOW NET ASSET VALUE

Considering that BDCs are required to distribute nearly all their earnings to shareholders, they sometimes need to offer additional shares of common stock in the public markets to finance operations and acquisitions. However, shareholder approval is required in order for a BDC to sell shares of common stock at a price below Net Asset Value (“NAV”). Glass Lewis evaluates these proposals using a case-by-case approach, but will recommend supporting such requests if the following conditions are met:

•	The authorization to allow share issuances below NAV has an expiration date of one year or less from the date that shareholders approve the underlying proposal (i.e. the meeting date);

•	The proposed discount below NAV is minimal (ideally no greater than 20%);

•	The board specifies that the issuance will have a minimal or modest dilutive effect (ideally no greater than 25% of the company’s then-outstanding common stock prior to the issuance); and

•	A majority of the company’s independent directors who do not have a financial interest in the issuance approve the sale.

In short, we believe BDCs should demonstrate a responsible approach to issuing shares below NAV, by proactively addressing shareholder concerns regarding the potential dilution of the requested share issuance, and explaining if and how the company’s past below-NAV share issuances have benefitted the company.

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V.	Compensation, Environmental, Social and Governance Shareholder Initiatives

Glass Lewis generally believes decisions regarding day-to-day management and policy decisions, including those related to social, environmental or political issues, are best left to management and the board as they in almost all cases have more and better information about company strategy and risk. However, when there is a clear link between the subject of a shareholder proposal and value enhancement or risk mitigation, Glass Lewis will recommend in favor of a reasonable, well-crafted shareholder proposal where the company has failed to or inadequately addressed the issue.

We believe that shareholders should not attempt to micromanage a company, its businesses or its executives through the shareholder initiative process. Rather, we believe shareholders should use their influence to push for governance structures that protect shareholders and promote director accountability. Shareholders should then put in place a board they can trust to make informed decisions that are in the best interests of the business and its owners, and hold directors accountable for management and policy decisions through board elections. However, we recognize that support of appropriately crafted shareholder initiatives may at times serve to promote or protect shareholder value.

To this end, Glass Lewis evaluates shareholder proposals on a case-by-case basis. We generally recommend supporting shareholder proposals calling for the elimination of, as well as to require shareholder approval of, antitakeover devices such as poison pills and classified boards. We generally recommend supporting proposals likely to increase and/or protect shareholder value and also those that promote the furtherance of shareholder rights. In addition, we also generally recommend supporting proposals that promote director accountability and those that seek to improve compensation practices, especially those promoting a closer link between compensation and performance, as well as those that promote more and better disclosure of relevant risk factors where such disclosure is lacking or inadequate.

For a detailed review of our policies concerning compensation, environmental, social and governance shareholder initiatives, please refer to our comprehensive Proxy Paper Guidelines for Shareholder Initiatives, available at www.glasslewis.com.

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DISCLAIMER

This document is intended to provide an overview of Glass Lewis’ proxy voting policies and guidelines. It is not intended to be exhaustive and does not address all potential voting issues. Additionally, none of the information contained herein should be relied upon as investment advice. The content of this document has been developed based on Glass Lewis’ experience with proxy voting and corporate governance issues, engagement with clients and issuers and review of relevant studies and surveys, and has not been tailored to any specific person.

No representations or warranties express or implied, are made as to the accuracy or completeness of any information included herein. In addition, Glass Lewis shall not be liable for any losses or damages arising from or in connection with the information contained herein or the use, reliance on or inability to use any such information. Glass Lewis expects its subscribers possess sufficient experience and knowledge to make their own decisions entirely independent of any information contained in this document.

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© 2016 Glass, Lewis & Co., Glass Lewis Europe, Ltd., and CGI Glass Lewis Pty Ltd. (collectively, “Glass Lewis”). All Rights Reserved.

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Harris Associates L.P.

PROXY VOTING POLICIES, GUDELINES, AND PROCEDURES

I.	PROXY VOTING POLICY

Harris Associates L.P. (“Harris”, “the Firm” or “we”) believes that proxy voting rights are valuable portfolio assets and an important part of our investment process, and we exercise our voting responsibilities as a fiduciary solely with the goal of serving the best interests of our clients in their capacity as shareholders of a company.  As an investment manager, Harris is primarily concerned with maximizing the value of its clients’ investment portfolios. Harris has long been active in voting proxies on behalf of shareholders in the belief that the proxy voting process is a significant means of addressing crucial corporate governance issues and encouraging corporate actions that are believed to enhance shareholder value. We have a Proxy Voting Committee comprised of investment professionals that reviews and recommends policies and procedures regarding our proxy voting and ensures compliance with those policies.

The proxy voting guidelines below summarize Harris’ position on various issues of concern to investors and give a general indication of how proxies on portfolio securities will be voted on proposals dealing with particular issues.  We will generally vote proxies in accordance with these guidelines, except as otherwise determined by the Proxy Voting Committee, unless the client has specifically instructed us to vote otherwise.  These guidelines are not exhaustive and do not include all potential voting issues.  Because proxy issues and the circumstances of individual companies vary, there may be instances when Harris may not vote in strict adherence to these guidelines.  Our investment professionals, as part of their ongoing review and analysis of all portfolio holdings, are responsible for monitoring significant corporate developments, including proxy proposals submitted to shareholders, and notifying the Proxy Voting Committee if they believe the economic interests of shareholders may warrant a vote contrary to these guidelines.  In such cases, the Proxy Voting Committee will determine how the proxies will be voted.

In determining the vote on any proposal, the Proxy Voting Committee will consider the proposal’s expected impact on shareholder value and will not consider any benefit to Harris, its employees, its affiliates or any other person, other than benefits to the owners of the securities to be voted, as shareholders.

Harris considers the reputation, experience and competence of a company’s management when it evaluates the merits of investing in a particular company, and we invest in companies in which we believe management goals and shareholder goals are aligned.  When this happens, by definition, voting with management is generally the same as voting to maximize the expected value of our investment.  Accordingly, on most issues, our votes are cast in accordance with management’s recommendations.  This does not mean that we do not care about corporate governance.  Rather, it is confirmation that our process of investing with shareholder aligned management is working.  Proxy voting is not always black and white, however, and reasonable people can disagree over some matters of business judgment.  When we believe management’s position on a particular issue is not in the best interests of our clients, we will vote contrary to management’s recommendation.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 2/1/15, 2/22/16
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Harris Associates L.P.

II.	VOTING GUIDELINES

The following guidelines are grouped according to the types of proposals generally presented to shareholders.

Board of Directors Issues

Harris believes that boards should have a majority of independent directors and that audit, compensation and nominating committees should generally consist solely of independent directors.

1.	Harris will normally vote in favor of the directors recommended by the issuer’s board provided that a majority of the board would be independent. If the board does not have a majority of independent directors, Harris will normally vote in favor of the independent directors and against the non-independent directors.

2.	Harris will normally vote in favor of proposals to require a majority of directors to be independent.

3.	Harris will normally vote against proposals that mandate an independent board chairman.[1]

4.	Harris will normally vote in favor of proposals that audit, compensation and nominating committees consist solely of independent directors, and will vote against the election of non-independent directors who serve on those committees.

5.	Harris will normally vote in favor of proposals regarding director indemnification arrangements.

6.	Harris will normally vote against proposals advocating classified or staggered boards of directors.

7.	Harris will normally vote in favor of proposals requiring a majority vote for directors.

8.	Harris will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.

Auditors

Harris believes that the relationship between an issuer and its auditors should be limited primarily to the audit engagement, although it may include certain closely related activities such as financial

1 Harris has an existing guideline that states that we will normally vote in favor of proposals requiring the separation of the Chairman and Chief Executive Officer positions.  This supplemental guideline is not intended to change the existing guideline, but recognizes that a Chairman may be separate but not deemed independent (for example, a former executive of the company).

Approved by the Proxy Voting Committee on February 22, 2016
Amended 2/1/15, 2/22/16
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Harris Associates L.P.

statement preparation and tax-related services that do not raise any appearance of impaired independence.

1.	Harris will normally vote in favor of ratification of auditors selected by the board or audit committee, subject to the above.

2.	Harris will normally vote against proposals to prohibit or limit fees paid to auditors for all non-audit services, subject to the above.

3.	Harris will normally vote in favor of proposals to prohibit or limit fees paid to auditors for general management consulting services other than auditing, financial statement preparation and controls, and tax-related services.

Equity Based Compensation Plans

Harris believes that appropriately designed equity-based compensation plans approved by shareholders can be an effective way to align the interests of long-term shareholders and the interests of management, employees and directors.  However, we are opposed to plans that substantially dilute our ownership interest in the company, provide participants with excessive awards or have inherently objectionable structural features.

1.	Harris will normally vote against such plans where total potential dilution (including all equity-based plans) exceeds 15% of shares outstanding.

2.	Harris will normally vote in favor of plans where total potential dilution (including all equity-based plans) does not exceed 15% of shares outstanding.

3.	Harris will normally vote in favor of proposals for an annual shareholder advisory vote on executive compensation.

4.	Harris will normally vote in favor of advisory votes to ratify named executive officer compensation.

5.	Harris will normally vote in favor of proposals to require expensing of options.

6.	Harris will normally vote against proposals to permit repricing of underwater options.

7.	Harris will normally vote against shareholder proposals that seek to limit directors’ compensation to common stock.

8.	Harris will normally vote in favor of proposals for employee stock purchase plans, so long as shares purchased through such plans are sold at no less than 85% of current market value.

9.	Harris will normally vote against proposals that prohibit the automatic vesting of equity awards upon a change of control.

Corporate Structure and Shareholder Rights

Harris generally believes that all shareholders should have an equal voice and that

Approved by the Proxy Voting Committee on February 22, 2016
Amended 2/1/15, 2/22/16
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Harris Associates L.P.

barriers which limit the ability of shareholders to effect change and to realize full value are not desirable.

1.	Harris will normally vote in favor of proposals to authorize the repurchase of shares.

2.	Harris will normally vote against proposals creating or expanding supermajority voting rights.

3.	Harris will normally vote against the adoption of anti-takeover measures.

4.	Harris will normally vote in favor of proposals for stock splits and reverse stock splits.

5.	Harris will normally vote against proposals to authorize different classes of stock with different voting rights.

6.	Harris will normally vote against proposals to increase authorized shares with preemptive rights if the increase is greater than 100% of currently issued shares.

7.	Harris will normally vote for proposals to increase authorized shares with preemptive rights if the increase is less than 100% of currently issued shares.

8.	Harris will normally vote against proposals to increase authorized shares without preemptive rights if the increase is greater than 20% of currently issued shares.

9.	Harris will normally vote for proposals to increase authorized shares without preemptive rights if the increase is less than 20% of currently issued shares.

Routine Corporate Matters

Harris will generally vote in favor of routine business matters such as approving a motion to adjourn the meeting, declaring final payment of dividends, approving a change in the annual meeting date and location, approving the minutes of a previously held meeting, receiving consolidated financial statements, change of corporate name and similar matters.  However, to the extent that the voting recommendation of Institutional Shareholder Services (“ISS”) opposes the issuer’s management on the routine matter, the proposal will be submitted to the Proxy Voting Committee for determination.

Social Responsibility Issues

Harris believes that matters related to a company’s day-to-day business operations are primarily the responsibility of management and should be reviewed and supervised solely by the company’s board of directors.  Harris is focused on maximizing long-term shareholder value and will typically vote against shareholder proposals requesting that a company disclose or amend certain business practices unless we believe a proposal would have a substantial positive economic impact on the company.

Certain Other Issues

Harris may also maintain Supplemental Proxy Voting Guidelines to address certain proposals that are not as enduring as those listed above, but yet may be presented repeatedly by issuers

Approved by the Proxy Voting Committee on February 22, 2016
Amended 2/1/15, 2/22/16
4

Harris Associates L.P.

during a given proxy season.  For example, companies in a particular industry or country may be affected by a change in the law that requires them to submit a one-time proxy proposal during the proxy season.  The Proxy Voting Committee will determine which proposals will be included on the list of Supplemental Proxy Voting Guidelines, and will update the list as needed.  The Proxy Voting Committee will provide the list to research analysts and the Proxy Administrator.

III.	VOTING SHARES OF FOREIGN ISSUERS

Because foreign issuers are incorporated under the laws of countries outside the United States, protection for and disclosures to shareholders may vary significantly from jurisdiction to jurisdiction.  Laws governing foreign issuers may, in some cases, provide substantially less protection for shareholders.  As a result, the foregoing guidelines, which are premised on the existence of a sound corporate governance and disclosure framework, may not be appropriate under some circumstances for foreign issuers.  Harris will generally vote proxies of foreign issuers in accordance with the foregoing guidelines where appropriate.  On occasion, the proxy statements of foreign issuers may lack disclosure or transparency with respect to a significant element(s) for consideration (e.g., names of directors, targets for incentive plans, etc.), which may be a sufficient basis for voting contrary to the foregoing guidelines.  If an analyst decides to vote contrary to guidelines solely due to the lack of disclosure or transparency, then the matter need not be submitted to the Proxy Voting Committee for approval. The basis for such a decision to vote contrary to a guideline pursuant to the aforementioned reason(s) shall be appropriately documented.

In some non-U.S. jurisdictions, sales of securities voted may be prohibited for some period of time, usually between the record and meeting dates (“share blocking”).  Since these time periods are usually relatively short in light of our long-term investment strategy, in most cases, share blocking will not impact our voting decisions.  However, there may be occasions where the loss of investment flexibility resulting from share blocking will outweigh the benefit to be gained by voting.

IV.	CONFLICTS OF INTEREST

The Proxy Voting Committee, in consultation with the Legal and Compliance Departments, is responsible for monitoring and resolving possible material conflicts of interest with respect to proxy voting.  A conflict of interest may exist, for example, when: (i) proxy votes regarding non-routine matters are solicited by an issuer who has an institutional separate account relationship with Harris or Harris is actively soliciting business from the issuer; (ii) when we are aware that a proponent of a proxy proposal has a business relationship with Harris or Harris is actively soliciting such business (e.g., an employee group for which Harris manages money); (iii) when we are aware that Harris has business relationships with participants in proxy contests, corporate directors or director candidates; or (iv) when we are aware that a Harris employee has a personal interest in the outcome of a particular matter before shareholders (e.g., a Harris executive has an immediate family member who serves as a director of a company).  Any employee with knowledge of any conflict of interest relating to a particular proxy vote shall disclose that conflict to the Proxy Voting Committee.  In addition, if any member of the Proxy Voting Committee has a conflict of interest, he or she will recuse himself or herself from any consideration of the matter, and an alternate member of the committee will act in his or her place.

Harris is committed to resolving any such conflicts in its clients’ collective best interest, and accordingly, we will vote pursuant to the Guidelines set forth in this Proxy Voting Policy when conflicts of interest arise.  However, if we believe that voting in accordance with a Guideline is not in

Approved by the Proxy Voting Committee on February 22, 2016
Amended 2/1/15, 2/22/16
5

Harris Associates L.P.

the best interest of our clients under the particular facts and circumstances presented, or if the proposal is not addressed by the Guidelines, then we will vote in accordance with the guidance of ISS.  If ISS has not provided guidance with respect to the proposal or if we believe the recommendation of ISS is not in the best interests of our clients, then the Proxy Voting Committee will refer the matter to (1) the Executive Committee of the Board of Trustees of Harris Associates Investment Trust for a determination of how shares held in The Oakmark  Funds will be voted, and (2) the Proxy Voting Conflicts Committee consisting of Harris’ General Counsel, Chief Compliance Officer (“CCO”) and Chief Financial Officer for a determination of how shares held in all other client accounts will be voted.  Each of those committees will keep a written record of the basis for its decision.

V.	VOTING PROCEDURES

The following procedures have been established with respect to the voting of proxies on behalf of all clients, including mutual funds advised by Harris, for which Harris has voting responsibility.

Proxy Voting Committee.  The Proxy Voting Committee (the “Committee”) is responsible for recommending proxy voting guidelines, establishing and maintaining policies and procedures for proxy voting, and ensuring compliance with these policies and procedures.  At least annually, the Committee will review the adequacy of these policies, guidelines and procedures to help ensure they are implemented effectively and reasonably designed so that proxies are voted in the best interest of Harris’ clients.  The review will be documented in the minutes of the Committee’s meetings.

The Committee consists of three investment professionals:    two domestic research analysts and one international research analyst.  Committee members serve for three years with members replaced on a rotating basis.  New Committee members are nominated by the Committee and are normally approved by the Committee members at the annual Committee meeting.  The Committee also has two alternate members (one domestic analyst and one international analyst) either of who may serve in the absence of a regular member of the Committee.

Proxy Administrator.  The Proxy Administrator is an employee of Harris reporting to the Manager of Account Services and is responsible for ensuring that all votes are placed with the proxy voting service provider and that all necessary records, as appropriate, are maintained reflecting such voting.

Proxy Voting Service Provider.  Harris has engaged ISS, an independent proxy voting service provider, to assist in voting proxies.  ISS provides the Firm with information concerning shareholder meetings, electronic voting, recordkeeping and reporting services, research with respect to companies, and proxy voting guidance and recommendations.

In order to remain confident that ISS continues to have the capacity and competency to adequately analyze proxy issues, the Proxy Administrator will annually obtain from ISS its SSAE 16, or similar attestation report, and current Form ADV and forward them for review to the Manager of Account Services.  In addition, the Proxy Administrator shall periodically review ISS’ disclosures regarding its conflict of interests and forward any conflict that relates to issuers whose proxies Harris is currently reviewing to the General Counsel, or her designee, for review.

To the extent the Manager of Account Services or the General Counsel, or her designee, determine that a control deficiency, conflict of interest or other disclosure matter may materially impact the capacity or competency of ISS, he/she shall promptly report such determination to the Committee for review and further action, if any.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 2/1/15, 2/22/16
6

Harris Associates L.P.

In the event an analyst, during the course of the analyst’s review of ISS’ proxy recommendation, uncovers a material factual error that causes the analyst to question ISS’ process for developing its recommendation, the analyst shall report the error to the Manager of Account Services.  The Manager of Account Services, or his/her designee, will review the error and contact ISS to seek to reduce similar errors in the future.  For purposes of this section, a material factual error means an error of fact that the analyst believes that if corrected would cause ISS to change its recommendation.

Voting Decisions.  As described in the Proxy Voting Policy above, the Firm has established proxy voting guidelines, including supplemental proxy voting guidelines, on various issues.  We will generally vote proxies in accordance with these guidelines except as otherwise determined by the Proxy Voting Committee.  The Proxy Administrator, or designated back-up, is responsible for alerting the Firm’s research analyst who follows the company about the proxy proposals.  If the analyst believes the proxy should be voted in accordance with the Guidelines, he or she will vote the proposal accordingly and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator.  If the analyst believes the proxy should be voted contrary to the Guidelines, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote, if any, to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote.  If a proposal is not explicitly addressed by the Guidelines but the analyst agrees with the voting recommendation of ISS regarding that proposal, he or she will vote the proxy in accordance with such recommendation and indicate his or her initials in the appropriate location of the electronic ballot and submit the vote for further processing by the Proxy Administrator.  If a proposal is not explicitly addressed by the Guidelines and the analyst believes the proxy should be voted contrary to the ISS recommendation, he or she will submit the proposal, along with his or her recommended vote and ISS’s recommended vote to the Proxy Voting Committee, which reviews the proposal and the analyst’s recommendation and makes a voting decision by majority vote.  If neither the Guidelines nor ISS address the proxy proposal, the analyst will submit the proposal and his or her recommended vote to the Proxy Voting Committee, which makes a voting decision by majority vote.  That Proxy Voting Committee decision is reflected in the electronic ballot.

In the case where securities that are not on the Firm’s Approved Lists of domestic, international or small cap securities are held in managed accounts, the Proxy Administrator, or designated back-up, will vote all shares in accordance with the Firm’s guidelines or, if the guidelines do not address the particular issue, in accordance with the guidance of ISS.

In the case of a conflict of interest, the Proxy Administrator will vote in accordance with the procedures set forth in the Conflicts of Interest provisions described above.

Voting Ballots.    For shares held in The Oakmark Funds and other client accounts, the IT Department sends a daily holdings file to ISS detailing the holdings in the Funds and other client accounts.  ISS is responsible for reconciling this information with the information it receives from the custodians and escalating any discrepancies to the attention of the Proxy Administrator.  The Proxy Administrator works with ISS and custodians to resolve any discrepancies to ensure that all shares entitled to vote are voted.

Recordkeeping and Reporting.  Much of Harris’ recordkeeping and reporting is maintained electronically on ISS’s systems.  In the event that records are not held electronically within ISS’s system, Harris will maintain records of proxy voting proposals received, records of votes cast on

Approved by the Proxy Voting Committee on February 22, 2016
Amended 2/1/15, 2/22/16

7

Harris Associates L.P.

behalf of clients, and any documentation material to a proxy voting decision as required by law.  Upon request, or on an annual basis for ERISA accounts, Harris will provide clients with the proxy voting record for that client’s account.  In addition, annually, Harris will file with the U.S. Securities and Exchange Commission and make available on the Oakmark Funds’ website the voting record for the Oakmark Funds for the previous one-year period ended June 30th.

Compliance Testing.  The Compliance Department will conduct testing of these procedures periodically, based upon the outcome of the annual Compliance Risk Assessment Methodology for this area.

Approved by the Proxy Voting Committee on February 22, 2016
Amended 2/1/15, 2/22/16
8

PROXY VOTING GUIDELINES

Applicable to	All Advisory Clients, including the Invesco Funds
Risk Addressed by the Guidelines	Breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco’s interests ahead of client’s best interests in voting proxies
Relevant Law and Other Sources	U.S. Investment Advisers Act of 1940, as amended
Last ☒ Reviewed ☒ Revised by Compliance for Accuracy	April 19, 2016
Guideline Owner	U.S. Compliance and Legal
Policy Approver	Invesco Advisers, Inc., Invesco Funds Board
Approved/Adopted Date	May 3-4, 2016

The following guidelines apply to all institutional and retail funds and accounts that have explicitly authorized Invesco Advisers, Inc. (“Invesco”) to vote proxies associated with securities held on their behalf (collectively, “Clients”).

A.	INTRODUCTION

Invesco Ltd. (“IVZ”), the ultimate parent company of Invesco, has adopted a global policy statement on corporate governance and proxy voting (the “Invesco Global Proxy Policy”). The policy describes IVZ’s views on governance matters and the proxy administration and governance approach. Invesco votes proxies by using the framework and procedures set forth in the Invesco Global Proxy Policy, while maintaining the Invesco-specific guidelines described below.

B.	PROXY VOTING OVERSIGHT: THE MUTUAL FUNDS’ BOARD OF TRUSTEES

In addition to the Global Invesco Proxy Advisory Committee, the Invesco mutual funds’ board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by Invesco’s Global Head of Proxy Governance and Responsible Investment.

C.	USE OF THIRD PARTY PROXY ADVISORY SERVICES

Invesco has direct access to third-party proxy advisory analyses and recommendations (currently provided by Glass Lewis (“GL”) and Institutional Shareholder Services, Inc. (“ISS”)), among other research tools, and uses the information gleaned from those sources to make independent voting decisions.

Invesco’s proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages. When deemed appropriate, representatives from the proxy advisory firms are asked to deliver updates directly to the mutual funds’ board of trustees. Invesco conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms. These meetings provide Invesco with an opportunity to assess the firms’ capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms’ stances on key governance and proxy topics and their policy framework/methodologies. Invesco’s proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco’s policies and procedures. Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.

If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco’s proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm’s control structure and assess the efficacy of the measures instituted to prevent further errors.

ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors. ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.

D.	PROXY VOTING GUIDELINES

The following guidelines describe Invesco’s general positions on various common proxy issues. The guidelines are not intended to be exhaustive or prescriptive. Invesco’s proxy process is investor-driven, and each portfolio manager retains ultimate discretion to vote proxies in the manner that he or she deems to be the most appropriate, consistent with the proxy voting principles and philosophy discussed in the Invesco Global Proxy Policy. Individual proxy votes therefore will differ from these guidelines from time to time.

I.	Corporate Governance

Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders. Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board’s accountability. Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board.

2

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

Elections of directors
In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.

Director performance
Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called “clawback” provisions.

Auditors and Audit Committee members
Invesco believes a company’s audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company’s audit committee, or when ratifying a company’s auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company’s financial statements and reports.

Majority standard in director elections
The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.

Staggered Boards/Annual Election of Directors
Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

Supermajority voting requirements
Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.

Responsiveness of Directors
Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.
3

Cumulative voting
The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

Proxy access
Invesco generally supports shareholders’ nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders. Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent’s ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.

Shareholder access
On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance. Furthermore, Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate governance standards indicate that such additional protections are warranted.

Exclusive Forum
Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.

II.	Compensation and Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth. Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders’ long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

Executive compensation
Invesco evaluates executive compensation plans within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.
4

Equity-based compensation plans
Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability automatically to replenish shares without shareholder approval.

Employee stock-purchase plans
Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

Severance agreements
Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the Client’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
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VI.	Environmental, Social and Corporate Responsibility Issues

Invesco believes that a company’s response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value. Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others. While Invesco generally affords management discretion with respect to the operation of a company’s business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.

VII.	Routine Business Matters

Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients’ holdings, so Invesco generally supports a board’s discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.

D.	EXCEPTIONS

Client Maintains Right to Vote Proxies

In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these guidelines and the Invesco Global Proxy Policy, unless the Client retains in writing the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.

Voting for Certain Investment Strategies

For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Client holds the same securities, Invesco will vote proxies based on ISS recommendations.

Funds of Funds

Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
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F.	POLICIES AND VOTE DISCLOSURE

A copy of these guidelines, the Invesco Global Proxy Policy and the voting record of each Invesco Retail Fund are available on Invesco’s web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf. Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
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Invesco Hong Kong Limited

PROXY VOTING POLICY

30 June 2014

INTRODUCTION

This policy sets out Invesco’s approach to proxy voting in the context of our broader portfolio management and client service responsibilities.  It applies to Asia related equity portfolios managed by Invesco on behalf of individually-managed clients and pooled fund clients

Invesco’s proxy voting policy is expected to evolve over time to cater for changing circumstances or unforeseen events.

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1. GUIDING PRINCIPLES

1.1	Invesco recognises its fiduciary obligation to act in the best interests of all clients, be they retirement scheme trustees, institutional clients, unitholders in pooled investment vehicles or personal investors. The application of due care and skill in exercising shareholder responsibilities is a key aspect of this fiduciary obligation.

1.2	The sole objective of Invesco’s proxy voting policy is to promote the economic interests of its clients. At no time will Invesco use the shareholding powers exercised in respect of its clients’ investments to advance its own commercial interests, to pursue a social or political cause that is unrelated to clients’ economic interests, or to favour a particular client or other relationship to the detriment of others.

1.3	Invesco also recognises the broader chain of accountability that exists in the proper governance of corporations, and the extent and limitations of the shareholder’s role in that process. In particular, it is recognised that company management should ordinarily be presumed to be best placed to conduct the commercial affairs of the enterprise concerned, with prime accountability to the enterprise’s Board of Directors which is in turn accountable to shareholders and to external regulators and exchanges. The involvement of Invesco as an institutional shareholder will not extend to interference in the proper exercise of Board or management responsibilities, or impede the ability of companies to take the calculated commercial risks which are essential means of adding value for shareholders.

1.4	The primary aim of the policy is to encourage a culture of performance among investee companies, rather than one of mere conformance with a prescriptive set of rules and constraints. Rigid adherence to a checklist approach to corporate governance issues is of itself unlikely to promote the maximum economic performance of companies, or to cater for circumstances in which non-compliance with a checklist is appropriate or unavoidable.

1.5	Invesco considers that proxy voting rights are an asset which should be managed with the same care as any other asset managed on behalf of its clients.

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2. PROXY VOTING AUTHORITY

2.1	An important dimension of Invesco’s approach to corporate governance is the exercise of proxy voting authority at the Annual General Meetings or other decision-making forums of companies in which we manage investments on behalf of clients.

2.2	An initial issue to consider in framing a proxy voting policy is the question of where discretion to exercise voting power should rest - with Invesco as the investment manager, or with each individual client? Under the first alternative, Invesco’s role would be both to make voting decisions on clients’ behalf and to implement those decisions. Under the second alternative, Invesco would either have no role to play, or its role would be limited solely to implementing voting decisions under instructions from our clients.

2.3	In addressing this issue, it is necessary to distinguish the different legal structures and fiduciary relationships which exist as between individually-managed clients, who hold investments directly on their own accounts, and pooled fund clients, whose investments are held indirectly under a trust structure.

2.4	Individually-Managed Clients
2.4.1	As a matter of general policy, Invesco believes that unless a client’s mandate gives specific instructions to the contrary, discretion to exercise votes should normally rest with the investment manager, provided that the discretion is always exercised in the client’s interests alone.

2.4.2	The reason for this position is that Invesco believes that, with its dedicated research resources and ongoing monitoring of companies, an investment manager is usually better placed to identify issues upon which a vote is necessary or desirable. We believe it is also more practical that voting discretion rests with the party that has the authority to buy and sell shares, which is essentially what investment managers have been engaged to do on behalf of their clients.

2.4.3	In cases where voting authority is delegated by an individually-managed client, Invesco recognises its responsibility to be accountable for the decisions it makes. If a client requires, an appropriate reporting mechanism will be put in place.

2.4.4	While it is envisaged that the above arrangements will be acceptable in the majority of cases, it is recognised that some individually-managed clients will

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wish to retain voting authority for themselves, or to place conditions on the circumstances in which it can be exercised by investment managers. In practice, it is believed that this option is generally only likely to arise with relatively large clients such as trustees of major superannuation funds or statutory corporations which have the resources to develop their own policies and to supervise their implementation by investment managers and custodians. In particular, clients who have multiple equity managers and utilise a master custody arrangement may be more likely to consider retaining voting authority in order to ensure consistency of approach across their total portfolio.

2.4.5	In any event, whatever decision is taken as to where voting authority should lie, Invesco believes that the matter should be explicitly covered by the terms of the investment management agreement and clearly understood by the respective parties.

2.4.6	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for individually-managed clients:

PROXY VOTING AUTHORITY

Individually-Managed Clients

Unless an individually-managed client wishes to retain proxy voting authority, Invesco will assume proxy voting authority by way of delegation from the client, provided that the allocation of proxy voting responsibility is clearly set out in the investment management agreement.

In the case of clients who wish to place special conditions on the delegation of proxy voting powers, Invesco will endeavour to accommodate those clients’ requirements as far as practicable, subject to any administrative obstacles or additional costs that might arise in implementing the conditions.

2.5	Pooled Fund Clients
2.5.1	The legal relationship between an investment manager and its pooled fund clients is different in a number of important respects from that applying to individually-managed clients. These differences have a bearing on how proxy voting authority is exercised on behalf of pooled fund clients.

2.5.2	These legal relationships essentially mean that the manager is required to act solely in the collective interests of unitholders at large rather than as a direct

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agent or delegate of each unitholder. On the issue of proxy voting, as with all other aspects of our client relationships, Invesco will naturally continue to be receptive to any views and concerns raised by its pooled fund clients. However, the legal relationship that exists means it is not possible for the manager to accept instructions from a particular pooled fund client as to how to exercise proxy voting authority in a particular instance.

2.5.3	As in the case of individually-managed clients who delegate their proxy voting authority, Invesco’s accountability to pooled fund clients in exercising its fiduciary responsibilities is best addressed as part of the manager’s broader client relationship and reporting responsibilities.

2.5.4	Accordingly, Invesco will pursue the following policies with respect to the exercise of proxy voting authority for pooled fund clients:

PROXY VOTING AUTHORITY

Pooled Fund Clients

In considering proxy voting issues arising in respect of pooled fund shareholdings, Invesco will act solely in accordance with its fiduciary responsibility to take account of the collective interests of unitholders in the pooled fund as a whole.

Invesco cannot accept instructions from individual unitholders as to the exercise of proxy voting authority in a particular instance.

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3. KEY PROXY VOTING ISSUES

3.1	This section outlines Invesco’s intended approach in cases where proxy voting authority is being exercised on clients’ behalf.

3.2	Invesco will vote on all material issues at all company meetings where it has the voting authority and responsibility to do so. We will not announce our voting intentions and the reasons behind them.

3.3	Invesco applies two underlying principles. First, our interpretation of ‘material voting issues’ is confined to those issues which affect the value of shares we hold on behalf of clients and the rights of shareholders to an equal voice in influencing the affairs of companies in proportion to their shareholdings. We do not consider it appropriate to use shareholder powers for reasons other than the pursuit of these economic interests. Second, we believe that a critical factor in the development of an optimal corporate governance policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ portfolios through investment performance and client service.

3.4	In order to expand upon these principles, Invesco believes it is necessary to consider the role of proxy voting policy in the context of broader portfolio management and administrative issues which apply to our investment management business as a whole. These are discussed as follows.

3.5	Portfolio Management Issues - Active Equity Portfolios
3.5.1	While recognising in general terms that issues concerning corporate governance practices can have a significant bearing on the financial performance of companies, the primary criterion for the selection and retention of a particular stock in active equity portfolios remains our judgment that the stock will deliver superior investment performance for our clients, based on our investment themes and market analysis.

3.5.2	In view of these dynamics, Invesco does not consider it feasible or desirable to prescribe in advance comprehensive guidelines as to how it will exercise proxy voting authority in all circumstances. The primary aim of Invesco’s approach to corporate governance is to encourage a culture of performance among the companies in which we manage investments in order to add value to our clients’ portfolios, rather than one of mere conformance with a prescriptive set of rules and constraints.

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3.5.3	Nevertheless, Invesco has identified a limited range of issues upon which it will always exercise proxy voting authority - either to register disapproval of management proposals or to demonstrate support for company initiatives through positive use of voting powers. These issues are outlined as follows:

KEY VOTING ISSUES

Major Corporate Proposals
Invesco will always vote on the following issues arising in company General Meetings where it has the authority to do so on behalf of clients.

ä    contentious issues (eg. issues of perceived national interest, or where there has been extensive press coverage or public comment);
ä    approval of changes of substantial shareholdings;
ä    mergers or schemes of arrangement; and
ä    approval of major asset sales or purchases.

As a general rule, Invesco will vote against any actions that will reduce the rights or options of shareholders, reduce shareholder influence over the board of directors and management, reduce the alignment of interests between management and shareholders, or reduce the value of shareholders’ investments, unless balanced by reasonable increase in net worth of the shareholding.

Where appropriate, Invesco will also use voting powers to influence companies to adopt generally accepted best corporate governance practices in areas such as board composition, disclosure policies and the other areas of recommended corporate governance practice.

Invesco’s approach to significant proxy voting issues which fall outside these areas will be addressed on their merits.

3.6	Administrative Issues
3.6.1	In addition to the portfolio management issues outlined above, Invesco’s proxy voting policy also takes account of administrative and cost implications, together with the size of our holdings as compared to the issue size, involved in the exercise of proxy voting authority on our clients’ behalf.

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3.6.2	There are practical constraints to the implementation of proxy voting decisions. Proxy voting is a highly seasonal activity, with most company Annual General Meetings being collapsed into a few months, with short deadlines for the distribution and return of notice papers, multiple resolutions from multiple companies being considered simultaneously, and under a legal system which is essentially dependent upon paper-based communication and record-keeping.

3.6.3	In addition, for investment managers such as Invesco who do not invest as principals and who consequently do not appear directly on the share registers of companies, all of these communications are channelled through external custodians, among whom there is in turn a considerable variation in the nature and quality of systems to deal with the flow of information.

3.6.4	While Invesco has the systems in place to efficiently implement proxy voting decisions when required, it can be seen that administrative and cost considerations by necessity play an important role in the application of a responsible proxy voting policy. This is particularly so bearing in mind the extremely limited time period within which voting decisions must often be made and implemented (which can in practice be as little as a few days). This factor also explains why Invesco resists any suggestion that there should be compulsory proxy voting on all issues, as in our view this would only increase the costs to be borne by our clients with very little practical improvement in corporate performance in most cases.

3.6.5	These administrative constraints are further highlighted by the fact that many issues on which shareholders are in practice asked to vote are routine matters relating to the ongoing administration of the company - eg. approval of financial accounts or housekeeping amendments to Articles of Association. Generally in such cases, we will be in favour of the motion as most companies take seriously their duties and are acting in the best interests of shareholders. However, the actual casting of a “yes” vote on all such resolutions in our view would entail an unreasonable administrative workload and cost.

3.6.6	Accordingly, Invesco believes that an important consideration in the framing of a proxy voting policy is the need to avoid unduly diverting resources from our primary responsibilities to add value to our clients’ investments through portfolio management and client service. The policies outlined below have been prepared on this basis.

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KEY PROXY VOTING ISSUES

Administrative Constraints
In view of the administrative constraints and costs involved in the exercise of proxy voting powers, Invesco may (depending on circumstances) not exercise its voting right unless its clients’ portfolios in aggregate represent a significant proportion of the shareholdings of the company in question.

A significant proportion in this context means 5% or more of the market capitalisation of the company.

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4. INTERNAL ADMINISTRATION & DECISION-MAKING PROCESS

4.1	The following diagram illustrates the procedures adopted by Invesco for the administration of proxy voting:

4.2	As shown by the diagram, a central administrative role is performed by our Global Proxy Team, located within the Client Administration section. The initial role of the Global Proxy Team is to receive company notice papers via the range of custodians who hold shares on behalf of our clients, to ascertain which client portfolios hold the stock, and to initiate the decision-making process by distributing the company notice papers to the Primary Investment Manager responsible for the company in question.

4.3	A voting decision on each company resolution (whether a yes or no vote, or a recommended abstention) is made by the Primary Investment Manager responsible for the company in question. Invesco believes that this approach is preferable to the appointment of a committee with responsibility for handling

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voting issues across all companies, as it takes advantage of the expertise of individuals whose professional lives are occupied by analysing particular companies and sectors, and who are familiar with the issues facing particular companies through their regular company visits.

4.4	Moreover, the Primary Equity Manager has overall responsibility for the relevant market and this ensures that similar issues which arise in different companies are handled in a consistent way across the relevant market.

4.5	The voting decision is then documented and passed back to the Global Proxy Team, who issue the voting instructions to each custodian in advance of the closing date for receipt of proxies by the company. At the same time, the Global Proxy Team logs all proxy voting activities for record keeping or client reporting purposes.

4.6	A key task in administering the overall process is the capture and dissemination of data from companies and custodians within a time frame that makes exercising votes feasible in practice. This applies particularly during the company Annual General Meeting “season”, when there are typically a large number of proxy voting issues under consideration simultaneously. Invesco has no control over the former dependency and Invesco’s ability to influence a custodian’s service levels are limited in the case of individually-managed clients, where the custodian is answerable to the client.

4.7	The following policy commitments are implicit in these administrative and decision-making processes:

INTERNAL ADMINISTRATION AND DECISION-MAKING PROCESS

Invesco will consider all resolutions put forward in the Annual General Meetings or other decision-making forums of all companies in which investments are held on behalf of clients, where it has the authority to exercise voting powers.   This consideration will occur in the context of our policy on Key Voting Issues outlined in Section 3.

The voting decision will be made by the Primary Investment Manager responsible for the market in question.

A written record will be kept of the voting decision in each case, and in case of an opposing vote, the reason/comment for the decision.

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Voting instructions will be issued to custodians as far as practicable in advance of the deadline for receipt of proxies by the company.  Invesco will monitor the efficiency with which custodians implement voting instructions on clients’ behalf.

Invesco’s ability to exercise proxy voting authority is dependent on timely receipt of notification from the relevant custodians.

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5. CLIENT REPORTING

5.1	Invesco will keep records of its proxy voting activities.

5.2	Upon client request, Invesco will regularly report back to the client on proxy voting activities for investments owned by the client.

5.2	The following points summarise Invesco’s policy commitments on the reporting of proxy voting activities to clients (other than in cases where specific forms of client reporting are specified in the client’s mandate):

CLIENT REPORTING

Where proxy voting authority is being exercised on a client’s behalf, a statistical summary of voting activity will be provided on request as part of the client’s regular quarterly report.

Invesco will provide more detailed information on particular proxy voting issues in response to requests from clients wherever possible.

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WADDELL & REED INVESTMENT
MANAGEMENT COMPANY
&
IVY INVESTMENT MANAGEMENT COMPANY

PROXY VOTING POLICIES

Last Amended: February, 2015

WADDELL & REED INVESTMENT MANAGEMENT COMPANY
&
IVY INVESTMENT MANAGEMENT COMPANY
PROXY VOTING POLICIES

7.7	Transact Other Business	85
	a. Other Business (disclosed)	85
	b. Mergers	85
7.8	Approve Agenda / Acknowledge Meeting is Properly Convened	86

WADDELL & REED INVESTMENT MANAGEMENT COMPANY
& IVY INVESTMENT MANAGEMENT COMPANY
PROXY VOTING POLICIES

1.	GENERAL POLICY STATEMENT

It is the policy of both Waddell & Reed Investment Management Company (“WRIMCO”) and Ivy Investment Management Company (“IICO”) (hereinafter referred to as the “Investment Manager”) to vote each proxy solicited by security issuers through Institutional Shareholder Services (herein after referred to as “Service Provider”), according to the policies set forth herein.  The Investment Manager strives to vote each proxy issue in the best interest of the client and/or the client’s plan participants.  The Investment Manager has provided these proxy policies to its Service Provider who will vote each proxy accordingly.  If a proxy is received by the Investment Manager or its Service Provider that is not specifically covered by the policies herein, the Investment Manager will receive notice from the Service Provider of the issue and the Investment Manager will review the proxy and attempt to supply the Service Provider with voting instructions.  If, however, the Service Provider does not receive any instructions back from the Investment Manager before the vote deadline, the Service Provider has standing instructions to vote the proxy in the direction favored by Management.

These policies do not apply to any client that explicitly retains authority and discretion to vote its own proxies or had delegated such authority and discretion to a third party.  All proxies received will, whenever possible, be voted and transmitted by means necessary to ensure timely receipt by the tabulating agent prior to the annual or special meeting of shareholders.  It is the general policy of the Investment Manager to vote on all matters presented to security holders in any proxy, but the Investment Manager reserves the right to abstain on any particular vote or otherwise withhold its vote on any matter if, in its judgment, the costs associated with voting such proxy outweigh the benefits to clients or if circumstances make such an abstention or withholding otherwise advisable and in the best interest of clients.  Voting proxies with respect to shares of foreign securities may be significantly more difficult than with respect to domestic securities, for instance, there may be situations in which the Investment Manager cannot process proxies where a meeting notice was received too late or where the Investment Manager has not received adequate information from the company to make an informed decision.

An annual report to the client and/or trustees of any plan client regarding proxies voted on shares held in that plan’s investment portfolio will be provided upon request within three business days of such request.  Written records of all proxies received and a copy of any report made to trustees will be maintained in client files.  In addition, a record of each client’s written request for copies of their respective proxy voting records and the Investment Manager’s written response to any written or oral request will be kept by the Investment Manager.

The Investment Manager welcomes inquiries and input on any specific proxy issue of concern to any client, the trustees of any client plan or their authorized representatives.

            The following state the general policies of the Investment Manager; however, exceptions to the policies may be deemed appropriate.
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WADDELL & REED INVESTMENT MANAGEMENT COMPANY
&
IVY INVESTMENT MANAGEMENT COMPANY
PROXY VOTING POLICIES

2.	EXCLUSIVE BENEFIT – PROXY VOTING FOR FIDUCIARY SHAREHOLDERS

It is the Investment Manager’s responsibility to vote proxy issues solely in the best interests of the clients to whom it has a fiduciary responsibility.  In doing so, it is the Investment Manager’s policy to consider the economic cost or benefit to the clients as investors.  For client accounts subject to the Employee Retirement Income Security Act of 1974 (“ERISA”) for which it votes proxies, the Investment Manager shall not subordinate the interests of an ERISA plan’s participants and beneficiaries in their retirement income to unrelated objectives.  The role of shareholders in corporate governance is typically limited.  A majority of the decisions regarding the daily operations and business strategies of most corporations, including the businesses in which the corporation is engaged, the manner and means in which the corporation chooses to do business, and the determination of the users of its products and services, should primarily be left to management’s discretion.  It is the Investment Manager’s policy that the shareholder should become involved with these matters only when management has failed and the corporation’s performance has suffered, or to protect the rights of shareholders to act.

Some shareholders use the proxy voting process as a platform to reflect political, moral or religious beliefs.  Although the Investment Manager may share the beliefs expressed by means of these proposals, as fiduciaries charged with investing for the exclusive benefit of the clients the Investment Manager serves, as a practical matter, it is impossible for the Investment Manager’s decisions in these matters to reflect the divergent views of a plan’s participants.  Further, ERISA’s prudence and exclusive purpose requirements preclude the use of plan assets to further policy or political issues through proxy resolutions that have no connection to enhancing the economic value of a plan’s investment in a corporation.  For the foregoing reasons, the Investment Manager generally restricts its consideration of a proposal to the economic viewpoint and the effect of the proposal on share value.

The above notwithstanding, it is not the Investment Manager’s intent to consider only the immediate impact of each proposal on the corporation’s bottom line.  For example, corporations would save money by not having independent directors, who must be compensated.  It is clear, however, that it is in the best interest of shareholders to have their interests represented by directors independent of management.  Consequently, the Investment Manager recognizes that, while economic factors are of material concern, other considerations may in some cases be of equal or greater importance with respect to the security of shareholders’ investments over the longer term.

The following are the general proxy voting policies for clients of the Investment Manager.  The policies are intended to be guidelines only and each vote will be analyzed based upon all relevant factors; therefore, a vote may vary from the guidelines from time to time.
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3.	CONFLICTS OF INTEREST BETWEEN THE INVESTMENT MANAGER AND ITS CLIENTS

The Investment Manager will use the following three-step process to identify and address conflicts of interest:

(1)	The Investment Manager will attempt to identify any potential conflicts of interest;
(2)	The Investment Manager will then determine if the conflict as identified is material; and
(3)	The Investment Manager will follow the procedures established below to ensure that its proxy voting decisions are based on the best interests of clients and are not the product of a material conflict.
I.	Identifying Conflicts of Interest

The Investment Manager will evaluate the nature of its relationships to assess which, if any, might place the interests of the Investment Manager, as well as those of its affiliates, in conflict with those of the client or the fund’s shareholders on a proxy voting matter.  The Investment Manager will review the following three general categories with respect to any proxy voting matter to determine if there is a conflict:

●
Business Relationships – The Investment Manager will review any matter for a material conflict where it (or an affiliate) manages money for a company or an employee group, manages pension assets, administers employee benefit plans, leases office space from a company, or provides brokerage, underwriting, insurance, banking or consulting services to a company or if it (or an affiliate) is actively soliciting any such business from a company; or if the Investment Manager has determined that it (or an affiliate) otherwise has a similar significant relationship with a third party.

●
Personal Relationships – The Investment Manager will review any matter where it (or an affiliate) has a personal relationship with the issuer’s management or other proponents of proxy proposals, participants in proxy contests, corporate directors, or candidates for directorships to determine if a material conflict exists.

●
Familial Relationships – The Investment Manager will review any matter where it (or an affiliate) has a known familial relationship relating to a company (e.g., a spouse or other relative who serves as a director of a public company or is employed by the company) to determine if a material conflict exists. Any person with knowledge of a potential conflict of interest of the Investment Manager (or an affiliate) for a particular item shall disclose that conflict to the Director of Research of the Investment Manager.  Any person with a known potential conflict of interest for a particular item shall disclose that conflict to the Director of Research and otherwise remove himself or herself from the proxy voting process with respect to that item.  The Investment Manager or the Director of Research will also review all known relationships of portfolio managers and senior management for potential conflicts.  The Investment Manager will designate an individual or committee to review all proxies to be voted by the Investment Manager on behalf of a client and identify any potential conflicts of interest on an ongoing basis.

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II.	Determining “Material Conflicts”

The Investment Manager will review each relationship identified as having a potential conflict based on the individual facts and circumstances.  For purposes of this review, the Investment Manager will determine materiality based on the reasonable likelihood that the relationship, in the particular context, would be viewed as important by the average shareholder.

III.	Procedures to Address Material Conflicts

The Investment Manager will use one or more of the following methods to vote proxies that have been determined to present a “Material Conflict.”

●
Use a Proxy Voting Service for Specific Proposals –  As a primary means of voting proxies where there is a Material Conflict if no client direction is provided, the Investment Manager will vote per the recommendation of an independent proxy voting service Risk Metrics or another independent third party if a recommendation from Risk Metrics is unavailable).

●
Client directed – If the Material Conflict arises on a proxy to be voted for a third-party account and the client provides voting instructions on a particular vote, the Investment Manager will vote according to the directions provided by the client.

●
Use a Predetermined Voting Policy – If no directives are provided by an independent proxy voting service or, alternatively, by the client, the Investment Manager may vote Material Conflicts pursuant to the pre-determined Proxy Voting Policies, established herein, should such subject matter fall sufficiently within the identified subject matter.  If the issue involves a Material Conflict and the Investment Manager uses this method, the Investment Manager will not be permitted to vary from the established Voting Policies established herein.

●	Seek Client or Board Guidance – Finally, if the Material Conflict does not fall within one of the situations referenced above, the Investment Manager may seek guidance from the client or the fund’s board of directors on voting the proxy for such matters. Under this method, the Investment Manager will disclose the nature of the conflict to the client or the fund board (or a committee of the board of directors consisting primarily of disinterested directors and to whom authority to direct proxy voting has been delegated) and obtain consent or direction to vote the proxies.
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WADDELL & REED INVESTMENT MANAGEMENT COMPANY
&
IVY INVESTMENT MANAGEMENT COMPANY
PROXY VOTING POLICIES

SECTION 1 - PROXY SYSTEM ISSUES

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WADDELL & REED INVESTMENT MANAGEMENT COMPANY
&
IVY INVESTMENT MANAGEMENT COMPANY
PROXY VOTING POLICIES

ITEM 1.1.	CONFIDENTIAL VOTING & INDEPENDENT INSPECTIONS

Policy	We will vote FOR proposals requiring that proxy voting tabulations identifying shareholders and how they voted be kept confidential and that tabulations be made by an independent third party.

Reasons	In an open system with access to how individual shareholders voted, management could attempt to influence the vote outcome by contacting shareholders and trying to persuade them to change their vote. While we do not believe that active coercive pressure is common, some shareholders or fiduciaries with proxy voting responsibilities might feel threatened by the fear of a retaliatory reaction to a vote against management that could affect current or prospective business relationships.

Alternatively, a confidential proxy tabulation procedure could hinder the ability of the corporation to communicate effectively with the shareholders.  We do not believe this to be the case.  While management should be allowed to learn which shareholders have or have not voted, there is no reason for them to know how the votes were cast.  We further believe that a confidential procedure can be obtained at a reasonable cost (many corporations have such a procedure), and that the protection afforded to shareholders is worth the expense.
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WADDELL & REED INVESTMENT MANAGEMENT COMPANY
&
IVY INVESTMENT MANAGEMENT COMPANY
PROXY VOTING POLICIES

ITEM 1.2.	EQUAL PROXY ACCESS PROPOSALS

Policy	We will vote AGAINST proposals providing shareholders with access to the proxy statement in order to present their views or positions on issues being presented for shareholder vote in the proxy statement.

Reasons	Although this proposal appears to provide shareholders with the opportunity for increased input on corporate governance and the opportunity to entertain alternative viewpoints, the policy raises several material administrative concerns. These include matters of time (as to notice and response), volume (as to the potential for a vast number of statements submitted for inclusion), decision (as to which shareholder statements should be included) and corporate exposure (as to the potential for false and misleading information).

Because of the complexity and administrative difficulty associated with such a practice and the potential for serious deterioration of the proxy statement as a communication channel between a corporation and its shareholders, we believe this proposal is not in the best interest of shareholders.  We do support, however, legislative and regulatory efforts to improve the information required to be included in the proxy statement, to ease the restrictions for shareholder proposals to be included in the proxy statement, and to establish controlled procedures which allow greater participation in corporate governance.
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WADDELL & REED INVESTMENT MANAGEMENT COMPANY
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ITEM 1.3.	BUNDLED PROXY PROPOSALS

a) Policy	We will vote FOR a bundled proposal if we would vote FOR each proposal separately.

b) Policy	We will vote any “bundled” proposals (two or more proxy proposals bundled together and submitted to shareholders as one proposal) on a CASE-BY-CASE basis where we would not otherwise vote “for” each proposal separately.

Reasons	In some cases, it is appropriate for related proposals to be bundled together. However, certain corporations have bundled together proposals that should be considered separately. In some cases, these separate proposals have had substantially different potential impact on the ability of shareholders to participate in corporate governance.

We will separately evaluate each proposal in a bundled proposal and will generally vote FOR a bundled proposal only if we would vote FOR each proposal separately.  However, one proposal in a bundled proposal might be so important as to override our objection to another element and cause us to vote for the bundled proposal when we otherwise would not.
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ITEM 1.4.	ABSTENTION VOTE PROPOSALS

Policy	We will vote FOR proposals which recommend that votes to abstain not be counted as votes cast, unless inclusion of abstention votes is required by state law.

Reasons	The shareholder vote required to pass proxy proposals is generally prescribed by state law, and some of these laws require a “majority of votes cast” at the shareholder meeting. Common practice is to interpret votes “cast” to mean all votes for, against, or to abstain. This proposal ignores the abstention votes in calculating whether a proposal passes or fails; in other words, a decision would be on the basis of votes “for” versus votes “against.”

The argument supporting this proposal assumes that shareholders who feel strongly about an issue will vote for or against, and not vote to abstain.  Shareholders who vote to abstain should be treated the same as shareholders who do not vote at all.  While we recognize the need to consider abstention votes for quorum requirements, we think that proxy proposals should be decided on the basis of votes cast for or against.

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SECTION 2 - BOARD OF DIRECTORS ISSUES

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ITEM 2.1.	SIZE OF THE BOARD OF DIRECTORS

a) Policy	We will vote AGAINST proposals which limit shareholder ability to change the size of the Board of Directors (the “Board”).

Reasons	Management arguments in favor of such a proposal cite concerns about a dominant shareholder’s ability to engage in worse-case scenario activities that were not in the other shareholders’ best interests if the restriction didn’t exist, but generally ignore circumstances under which a dominant shareholder might seek the ability to effect positive change.

Although we generally believe that the shareholders are the owners of the corporation and the group to whom the directors are responsible, we recognize that there may be certain times and special circumstances that such a limitation may in fact be in the best interest of shareholders.  In these cases, the limitation should be of short duration.

b) Policy	We will vote proposals to increase or decrease the size of the Board on a CASE-BY-CASE basis.

Reasons	There are many reasons why the size of the Board may legitimately need to be changed. Corporate growth may require an increase in the number of directors to be able to properly direct and monitor the corporation’s activities. Likewise, a Board can be too cumbersome and need streamlining for efficiency. It is possible, however, for a Board to institute change for reasons that may not be in the best interest of shareholders, such as increasing the number of directors to make a takeover less likely or decreasing to freeze out a shareholder activist. We will be guided by our belief as to the motivations for the proposal and we will vote for proposals to increase or decrease the size of the Board as long as we believe that the reasons for the change are in the best interest of the shareholders.
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ITEM 2.2.	OUTSIDE VERSUS INSIDE DIRECTORS

a) Policy	We will vote FOR proposals requiring that a majority of the Board be outside directors.

b) Policy	We will vote FOR proposals that major committees of the Board, such as audit, compensation and nominating committees, be comprised exclusively of outside directors.

Reasons	Outside directors generally bring to the Board the highest degree of objectivity and an independent perspective regarding the issues facing the corporation. Directors’ responsibilities include issues that directly impact management, such as executive compensation policies and responding to takeover offers. We believe that a majority of the Board should be free from conflicts of interest inherent in issues such as these.

We also believe that certain committees of the Board should consist entirely of outside directors for the purpose of best protecting shareholder interests.
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ITEM 2.3.	DIRECTORS’ TERM OF OFFICE

Policy	We will vote AGAINST proposals to limit the tenure of outside directors.

Reasons	While we tend to agree that the fresh outlook new directors can bring to the Board is in many cases of benefit to the shareholders, there are other factors that must be considered as well, such as experience, continuity and stability.

A tenure limit has the potential to harm shareholder interests, especially at times when the Board needs experience, continuity and stability the most.  We believe shareholders have adequate opportunity to evaluate and vote on individual directors and their tenure by retaining the right to elect directors annually.
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ITEM 2.4.	CLASSIFIED BOARD OF DIRECTORS

a) Policy	We will vote AGAINST proposals seeking to classify the Board into three classes with staggered terms of office.

b) Policy	We will vote FOR proposals requesting the election of all directors annually and not by classes or with staggered terms of office.

Reasons	The practice of dividing the Board of Directors into three classes and electing approximately one-third of the directors each year has been adopted by some corporations and continues to be proposed by others.

Management agreements favoring classification generally include a position that staggered terms help ensure the presence of a majority of directors familiar with corporate operations, which would benefit shareholders by providing experience, continuity and stability.  In addition, management purports that a classified Board would strengthen the position of the Board in dealing with “abusive tactics” used in takeover activities.

Shareholder proposals, prevalent in cases where a classified Board has been previously adopted, take the position that classification makes it more difficult to change the composition of the Board.  Obviously, two shareholder meetings would be required to change a majority of the Board.  Proponents of annual election of all directors contend that shareholders should have the opportunity to determine the entire Board membership each year.

We believe that annual election of directors is desirable for the following reasons:

A.	We believe that, under normal circumstances and without reason to do so otherwise, shareholders will tend to re-elect the directors proposed, thus ensuring continuity and stability.

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B.	We believe shareholders should have the ability to change a majority of the Board if circumstances so warrant, without having to utilize two shareholder meetings to do so.

C.	We agree that a classified Board provides anti-takeover protection; however, there are clearly times when a corporate takeover might be to the material benefit of shareholders. We believe that this factor outweighs other considerations.

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ITEM 2.5.	CUMULATIVE VOTING FOR DIRECTORS

Policy	We will vote AGAINST proposals requiring the provision for cumulative voting in the election of directors.

Reasons	Cumulative voting means that each shareholder is entitled to as many votes as shall equal the number of shares owned multiplied by the number of directors being elected, and that the shareholder may cast all votes for a single candidate or any two or more of them as the shareholder sees fit.

Cumulative voting may allow a minority group of shareholders to cause the election of one or more directors. This can be good or bad depending on the relation of the outcome to the best interest of all shareholders. The minority group may tend to represent only the special interests of that group. We believe that the privilege of cumulative voting has often been used to further the interests of a few without regard for the interests of the entire body of shareholders. Accordingly, it is our position that directors should be elected based on the shareholder having one vote for each share held.

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ITEM 2.6.	VOTING ON DIRECTOR NOMINEES

a) Policy	We will vote FOR a slate of directors or an individual director if they have attended at least 75% of all regular board meetings, committee meetings and special meetings.

b) Policy	We will vote all other proxies on director nominees on a CASE-BY-CASE basis.

Reasons	In an uncontested election there is not a list of directors from which shareholders may choose. Rather, shareholders are given a list of nominees selected by management and the Board and asked to vote “for” the slate or, if they choose, to “withhold” votes from individual nominees. Generally, there is little information available concerning individual directors, especially non-management directors. Information on directors should become more readily available as corporate governance evolves.

Currently, we would generally vote “against” a slate of directors or “withhold” our votes from individual directors if we had reason to believe:

A.	The Board has taken an action which we felt was clearly negligent.

B.	An individual director was for any reason unfit to serve in that capacity, i.e., mental or physical capacity.

C.	An individual director had a clear conflict of interest.

D.	Attendance for a director fell below 75% on all Board meetings and no valid reason for absence is given.

E.	There is a lack of disclosure on the director nominee.

c) Policy	We will vote AGAINST any Russian director who is on the OFAC SDN list.

Reasons	Any person on this sanctioned list presumably would be subject to substantial impediments in conducting any dealing with US and possibly EU companies.
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ITEM 2.7.	PROXY CONTESTS FOR ELECTION OF DIRECTORS

Policy	We will evaluate each contested election of directors on a CASE-BY-CASE basis.

Reasons	A contested election generally means that two groups, management and an outside dissident group, have each issued a proxy statement and proxy card. While the other issues on the two cards may be identical, the director nominee slates are usually different, as the dissident group offers nominees it expects to support its goals and programs.

A thorough evaluation of what each side is offering to shareholders must be performed, including the likelihood of each group being able to accomplish their promises. The evaluation will include a review of the track record of both management and the dissident group. The decision must ultimately be made based upon our expectation of achievable value.

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ITEM 2.8.	COMPENSATION OF DIRECTORS/APPROVE REMUNERATION REPORT

a) Policy	We will vote proposals relating to the compensation of directors, including stock-based compensation in the case of non-employee directors on a CASE-BY-CASE basis

b) Policy	We will vote AGAINST proposals relating to the provision of retirement benefits to outside directors.

c) Policy	We will vote proposals to approve the remuneration report for directors and executives on a CASE-BY-CASE basis.

Reasons	We believe that it is in the best interests of shareholders that directors be fairly compensated for the time, effort and expense required to perform their responsibilities. This is necessary to attract and retain quality directors.

The use of stock or stock option awards is a reasonable means of providing such compensation and also aligns the interests of the outside director with those of the shareholders. These plans generally include restrictions on the exercise of options granted thereunder or the subsequent sale of shares.

However, concerning retirement plans, outside directors should be thought of as independent contractors; they are not employees, full-time or otherwise. Most proposed director plans base retirement benefits on the length of time the director has served on the Board which puts at risk the independent nature of the role of the outside director.

We generally vote “for” proposals relating to the compensation of directors, so long as the proposals are reasonable as to terms and amounts.

The following are factors that can determine whether a plan is reasonable:

1)	Exercise price of non-qualified stock options are greater than 85% of fair market value:

2)	The compensation plan amounts to less than 10% of the shares available for grant.

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ITEM 2.9.	LIABILITY PROTECTION & INDEMNIFICATION OF DIRECTORS

a) Policy	We will vote AGAINST proposals to limit or eliminate liability for monetary damages for violating the duty of care.

b) Policy	We will vote AGAINST indemnification proposals that would expand coverage to more serious acts such as negligence, willful or intentional misconduct, derivation of improper personal benefit, absence of good faith, reckless disregard for duty, and unexcused pattern of inattention.

c) Policy	All other management proposals relating to the limitation or elimination of the personal liability of directors and officers to the corporation or its shareholders for monetary damages and/or to indemnify directors under an indemnity agreement, not falling within the two policies referenced above will be examined on a CASE-BY-CASE basis.

Reasons	The incidence of litigation seeking to impose liability on directors of publicly-held corporations has increased in recent years. The cost of defending or settling these actions is typically beyond the means of the directors named.

Historically, insurance policies for directors & officers could be secured for protection against liability; however the cost of such policies has risen dramatically, if such coverage is available at all.

The success of a corporation in attracting and retaining qualified directors and officers, in the best interest of shareholders, is partially dependent on its ability to provide some satisfactory level of protection from personal financial risk. We will support such protection so long as it does not exceed reasonable standards.

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ITEM 2.10.	RETIREMENT / REMOVAL OF DIRECTORS

a) Policy	We would vote AGAINST proposals for the adoption of a mandatory retirement policy for directors.

b) Policy	We will vote FOR management requests to approve the uncontested retirement of directors.

c) Policy	Contested proxy requests to approve the removal of directors and/or management will be reviewed on a CASE-BY-CASE basis.

Reasons	Our examination of such proposals will include consideration of the magnitude and timing of the effect on the current Board, and an attempt to determine the reasons for the proposal. Management may propose to remove one or more directors that management believes is no longer able to serve effectively. Management is in a better position than shareholders to realize this circumstance and the opportunity for fresh ideas and input would be in the shareholders’ best interest in this case.

However, it is possible that management may be seeking to replace a director who is actively and independently supporting the shareholders’ best interests, refusing to rubber-stamp management’s desired actions. In such circumstance, it would clearly be in the best interest of shareholders to vote against such a proposal.

In general, we believe management is in the best position to decide retirement policy. We would tend to vote FOR such a “shareholder” proposal only if we felt that management’s lackluster record could best be turned around by this means.

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ITEM 2.11.	STOCK OWNERSHIP REQUIREMENT FOR DIRECTORS

Policy	We will vote AGAINST proposals requiring a minimum stock ownership position on the part of directors, whether in shares or at some level of market value.

Reasons	We do not oppose stock ownership by directors; rather we believe that stock ownership tends to align the interests of directors and shareholders. The inflexible requirement usually found in these proposals, however, is not in the best interest of shareholders. A mandatory requirement for stock ownership may preclude the corporation from acquiring the services of an otherwise qualified director.

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ITEM 2.12.	SEPARATE CEO AND CHAIRPERSON POSITIONS/REQUIRE INDEPENDENT BOARD CHAIRMAN

Policy	Proposals to prohibit the CEO from also serving as Chairperson will be examined on a CASE-BY-CASE basis.

Reasons	Our examination of such proposals will include consideration of the magnitude and effect on the current Board and we will attempt to determine the reason for the proposal. Management may be seeking to gain greater control over the company by combining previously separated positions which could run contrary to shareholder interest.
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ITEM 2.13.	ELECTION OF MEETING CHAIRPERSON (OR SHAREHOLDER REPRESENTATIVE SUPERVISOR OR DESIGNATION OF AN INSPECTOR)

Policy	We will vote FOR proposals to elect a special Chairperson of the meeting (or shareholder representative supervisor or designate an inspector).

Reasons	A special Chairperson of the meeting (or shareholder representative or designated inspector) could bring a new degree of objectivity and/or an independent perspective on issues facing the corporation under certain circumstances. This specially elected person could provide additional protection of shareholder interests.
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ITEM 2.14.	APPROVAL OF MINUTES / APPROVAL OF LEGAL FORMALITIES

a) Policy	We will vote FOR proposals to approve the minutes of the previous meeting of the Board of Directors.

Reasons	This is a routine matter that is typically not presented to the shareholders for approval as the minutes presented for approval are reflective of matters presented, discussed and voted on at the previous meeting of the Board of Directors.

Typically foreign meetings (Spain)

b) Policy	We will vote FOR proposals to ratify and execute approved resolutions or approve other legal formalities required of the Board.

Reasons	These are typically routine legal formalities and of no consequence to shareholders.
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ITEM 2.15.	APPROVE RELEASE OF RESTRICTIONS OF COMPETITIVE ACTIVITIES OF DIRECTORS/OVERBOARDED DIRECTORS

a) Policy	We will vote AGAINST shareholder proposals restricting outside board activity.

b) Policy	We will vote FOR management proposals to release restrictions of competitive activities of directors.

Reasons	We believe that as long as the directors meet minimum director meeting requirements then no concerns exist.

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SECTION 3 - CORPORATE GOVERNANCE ISSUES

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ITEM 3.1.	RATIFICATION OF AUDITORS/STATUTORY AUDITORS

a) Policy	We will vote FOR the ratification of the appointment, reappointment and/or to fix remuneration of the independent accountants/auditors, unless reasons as discussed below exist which cause us to vote against the appointment.

b) Policy	If the auditing relationship is continuing, we will vote AGAINST the reappointment of the independent accountants / auditors for the following reasons:

A.	The auditing firm has become complacent in the performance of its duties;

B.	The auditing firm has been found, for any reason, unfit to serve in that capacity by a court of law or an independent adjudicator with the power to enforce its findings; or

C.	The auditing firm had a clear conflict of interest, as measured by current best practices, GAAP or the Pubic Company Accounting Oversight Board.

c) Policy	We will vote FOR a shareholder proposal to prohibit an accountant / auditor from providing non-audit services, if the accountant / auditor is not currently engaged in such capacity.

d) Policy	We will vote proposals to ratify the appointment, reappointment and/or to fix remuneration of the internal accountants/auditors on a CASE-BY-CASE basis.

Reasons	If there is a change in auditors from the previous year we will attempt to determine the reason for the change. Sometimes management will obtain a letter from the previous auditor that states that the change is not being made because of a disagreement between the auditing firm and management. We approve of such disclosure in the proxy statement.

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ITEM 3.2.	SHAREHOLDER RIGHT TO CALL SPECIAL MEETINGS/AUTHORIZE DIRECTORS TO CALL A GENERAL MEETING OTHER THAN ANNUAL GENERAL MEETING

a) Policy	We will vote AGAINST proposals to restrict or prohibit the right of shareholders to call special meetings.

b) Policy	We will vote FOR proposals that allow shareholders to call special meetings or that reduce restrictions on the right of shareholders to call special meetings.

c) Policy	We will vote FOR management’s proposal to call a general meeting with 14 days notice.

Reasons	Restricting the ability of shareholders to call a special meeting insulates the Board from the will of the shareholders to whom it is responsible and, in our opinion, transfers corporate governance rights to management which rightfully belong to shareholders. We believe that corporate governance rights of shareholders should not be restricted to once a year, which is particularly important in the case of a takeover attempt.

EU Member States are permitted to call meetings with a minimum 14 days notice if the resolution is voted on a passed by two-thirds majority at the annual meeting.

The implementation of such a plan is clearly intended as an anti-takeover device.  Shareholders may be denied the opportunity to respond to an offer which they find attractive if the right to call a special meeting is denied.
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ITEM 3.3.	SHAREHOLDER RIGHT TO TAKE ACTION BY WRITTEN CONSENT

a) Policy	We will vote AGAINST proposals to amend the Articles of Incorporation to require that any shareholder action be taken only at a meeting of shareholders.

b) Policy	We will vote FOR proposals which provide for the right of shareholders to take action by written consent.

Reasons	This proposal seeks to eliminate the right of shareholders to take action by written consent signed by the holders of securities sufficient to take such an action at a shareholder meeting.

As in the case of shareholder right to call a special meeting, we feel that the protection of the corporate governance rights of shareholders is best accomplished if the shareholders have the ability to take action at other than annual meetings.
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ITEM 3.4.	SUPER-MAJORITY VOTE REQUIREMENTS

a) Policy	We will vote AGAINST proposals which include a provision to require a supermajority vote to amend any charter or bylaw provision, or to approve mergers or other significant business combinations.

b) Policy	We will vote FOR proposals to lower supermajority vote requirements to amend charter or bylaw provisions, or to approve mergers or other significant business combinations.

Reasons	Certain management proposals calling for an amendment to the corporation’s Charter, Bylaws or Articles of Incorporation include a provision whereby a vote of more than a majority of shares would be required to subsequently amend the current proposal or other matters. Usually, these anti-takeover provisions require an affirmative vote of the holders of from 66 2/3% to 85% of the shares eligible to vote.

It is our position that such proposals are inherently not in the best interests of shareholders, believing that a majority of shareholders, the owners of the corporation, are entitled to govern.  Consequently, we would generally oppose such proposal unless the nature of the proposal requiring a supermajority vote is sufficiently important to the best interest of the shareholders.

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ITEM 3.5.	MERGERS, ACQUISITIONS & OTHER BUSINESS COMBINATIONS

Policy	Proposals seeking approval of a merger between the corporation and other entities and related matters, or relating to acquisitions of or by the corporation will be examined on a CASE-BY-CASE basis.

Reasons	We will review all available information relating to any proposed merger or acquisition to determine its potential impact on shareholders. If we determine such action to be in the shareholders’ best interest, we will vote FOR such a proposal.

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ITEM 3.6.	AUTHORIZING ADDITIONAL COMMON STOCK

a) Policy	We will vote FOR proposals to authorize an increase in the number of authorized shares of common stock.

b) Policy	We will vote FOR proposals to approve public issuance of convertible corporate bonds.

Reasons	Often an increase in the number of authorized common shares is desirable, sometimes in conjunction with a stock split designed to make the stock, at a reduced price, more widely available in a broader market. Additionally, the availability of a sufficient number of shares gives management the flexibility to obtain equity financing for many purposes, including acquisitions.

While there are anti-takeover uses for excess available shares, we believe that the necessity of financing flexibility overrides these other concerns.  We tend to oppose anti-takeover devices in general and believe that there are other means of protection against anti-takeover provisions.

The public issuance of convertible corporate bonds generally benefits a company by increasing its capital strength.

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ITEM 3.7.	PREFERRED STOCK AUTHORIZATION

Policy	Proposals to authorize new classes of preferred stock, or to increase the number of authorized shares of preferred stock, will be examined on a CASE-BY-CASE basis.

Reasons	On occasion, management seeks to issue a new class of stock, usually a preferred issue. Although there are sound business purposes for the use of preferred stock, which we support, we believe that the terms of the preferred issue, including voting, conversion, distribution and other rights should be made clear at the time approval is requested. If these terms are not identified, in which case the issue is referred to as “Blank Check Preferred Stock”, we will vote against efforts to authorize the issue or increase the number of shares authorized under such an outstanding issue.

Blank Check Preferred Stock is a powerful anti-takeover defense tool, as management is given the power and discretion to set terms, such as superior voting rights, which are attached to shares typically sold into “friendly” hands to oppose a takeover attempt.  We generally oppose such barriers to hostile offers, preferring instead to have such offers fully considered by shareholders.

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ITEM 3.8.	UNEQUAL VOTING RIGHTS

a) Policy	We will vote AGAINST proposals authorizing or issuing shares with superior or otherwise unequal voting rights.

b) Policy	We will vote FOR proposals calling for the rescission of shares or classes of shares which have superior voting rights.

c) Policy	We will vote FOR proposals requiring one vote per share.

Reasons	The term “unequal voting rights” can apply in a number of different situations, the most common of which is dual-class voting. This refers to corporations with two different classes of voting stock, one of which carries more votes per share than the other; for example, Class A Common may have one vote per share while Class B Common has ten votes per share. Another type is time-phased voting, where voting rights increase with the length of time the shares are owned by a single investor, then revert to the minimum number of votes when the shares are traded. Other corporations have set a limit on the number of votes which may be cast by a single shareholder. All of these types of voting arrangements were created to give an ownership advantage to an individual or group, such as in the case of a family business going public.

While some of these arrangements have been eliminated by law or regulation, those corporations where such arrangements already existed were not required to restructure.  Also, there is no guarantee that such rules will not again be changed.  In general, it is our belief that the “one share, one vote” process that is prevalent in publicly held corporations is in the best interest of shareholders.

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ITEM 3.9.	PREEMPTIVE RIGHTS

a) Policy	We will vote FOR proposals to issue shares with preemptive rights to a maximum of 100 percent over currently issued capital.

b) Policy	We will vote FOR proposals to issue shares without preemptive rights to a maximum of 20 percent of currently issued capital.

c) Policy	Proposals for the general issuance of shares with or without preemptive rights above and beyond the aforementioned thresholds will be examined on a CASE-BY-CASE basis.

d) Policy	We will vote AGAINST proposals for the general issuance of shares with or without preemptive rights with no specified discount limits.

Reasons	Preemptive rights are a legal protection giving shareholders the rights to subscribe to new share issuance in proportion to their existing holdings, and thus are important in helping to manage the risk of unwanted dilution. Issuance of more than 20 percent without this right would not be in the best interest of current shareholders.

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ITEM 3.10.	FAIR PRICE PROVISIONS

a) Policy	We will vote FOR proposals to adopt a fair price provision, if the shareholder vote requirement included in the provision calls for no more than a majority of the disinterested shares. We will vote AGAINST all such provisions that require more than a majority vote.

b) Policy	We will vote FOR proposals to lower the supermajority shareholder vote requirement included in existing fair price provisions, or to submit the fair price provision to a shareholder vote.

Reasons	Fair price provisions are legitimately used to allow a bidder to consummate a merger or acquisition without Board approval or a shareholder vote as long as the offer satisfies the price requirement contained in the provision. The common requirement is that the acquirer must pay the same share price to minority shareholders as was paid to gain a controlling interest.

The protection afforded by a fair price provision applies primarily to a two-tier offer.  Normally, the acquirer will first offer to pay a premium and accept only a sufficient number of shares in the first tier to acquire control, and will offer to pay cash for those shares.  In the second tier, those shareholders who remain may be offered a lower price which may also include securities rather than cash.  Typically, shareholders will rush to tender their shares whether or not the offer is in their best interest to avoid being caught in the second, and less desirable, tier.  We feel this two-tier, front-end loaded tender offer is inherently coercive and abusive and believe that a properly constructed fair price provision is probably the best defense against it.
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ITEM 3.11.	PAYMENT OF “GREENMAIL”

Policy	We will vote FOR proposals to prohibit the payment of “Greenmail”.

Reasons	The term “Greenmail” applies to a situation where a corporation offers to buy shares of its stock from an individual investor or group of investors at a price not offered to all shareholders, often in excess of the prevailing market price. This usually occurs when an unfriendly investor or group has acquired a significant position in the corporation’s securities and may have announced an intention to acquire control.

We believe that the payment of such an excess price to specific shareholders without offering the same price to minority shareholders is inequitable and unfair to such minority shareholders.

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ITEM 3.12.	RIGHTS PLANS (“POISON PILLS” and “NOL PILLS”)

a) Policy	We will vote AGAINST proposals for the adoption of a Shareholder Rights Plan (sometimes “Purchase Rights Plan”).

b) Policy	We will vote FOR proposals requiring the corporation to redeem the rights granted under a previously adopted Shareholder Rights Plan, or to submit the Plan to a vote of the shareholders.

c) Policy	We will examine proposals requesting that corporations adopt NOL Rights Plans (NOL PILLS) on a CASE-BY-CASE basis.

Reasons	Shareholder Rights Plans provide certain rights to purchase new shares which are exercisable in the event an unsolicited offer made by a third party to acquire the corporation takes place. These plans are often adopted by the Board without being submitted for shareholder approval. The Plan is generally intended to protect the shareholders against unfair or coercive takeover tactics.

Positions taken against such Plans point out that the effect of these plans is to deny shareholders the right to decide these important issues, a basic right of ownership, and the opportunity to sell their shares at advantageous prices to potential bidders.

As previously stated, we believe that anti-takeover proposals are generally not in the best interest of shareholders.  Such a Plan gives the Board virtual veto power over acquisition offers which may well offer material benefits to shareholders.

There is more rationale for a poison pill that protects a material NOL than the rationale for a regular poison pill, so we will review NOL rights plans on a case-by-case basis.

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ITEM 3.13	STAKEHOLDER PROVISIONS

a) Policy	We will vote AGAINST proposals allowing the Board to consider stakeholder interests when faced with a takeover offer.

b) Policy	We will vote FOR proposals to remove existing charter and bylaw provisions allowing the Board to consider stakeholder interests when faced with a takeover offer.

Reasons	The stakeholder concept promotes the belief that corporations owe a duty to constituencies other than shareholders, including local communities, employees, suppliers and creditors. Such a duty is undeniable; we fully believe that corporations have certain social and legal responsibilities that cannot be ignored. These might include the obligation to provide a safe workplace and to pay creditors responsibly.

This issue has developed into one of accountability.  We believe that our legal and economic system is soundly based on the accountability of corporate managers to the shareholders whose capital is at risk.  While we recognize the obligations of the corporation to its other constituents, we cannot support provisions which undermine the principle that the first responsibility of directors is to the shareholder.
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ITEM 3.14.	TARGETED SHARE PLACEMENTS

Policy	We will examine proposals requesting that corporations first obtain shareholder authorization before issuing voting stock, warrants, rights or other securities convertible into voting stock, to any person or group, unless the voting rights at stake in the placement represent less than five percent of existing voting rights, on a CASE-BY-CASE basis.

Reasons	One of the more powerful takeover defenses developed by management is the placement of large blocks of stock into friendly hands. In some cases, the benefits gained by the “white knight” have included significant monetary advantages and preferential treatment not offered to other shareholders. This is clearly not in the best interest of the other shareholders.

Generally, we would vote FOR the type of shareholder proposals stated above, but we also recognize that for certain corporations and in certain circumstances we might choose to do otherwise when we felt the best interests of the shareholders so warrant.
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ITEM 3.15.	RIGHTS OF APPRAISAL

Policy	We would vote FOR proposals to provide rights of appraisal to dissenting shareholders.

Reasons	Rights of appraisal provide shareholders who do not approve the terms of a merger the right to demand a judicial review to determine a fair market value for their shares. In certain cases, particularly without a fair price provision, rights of appraisal might be the only remedy of unsatisfied shareholders.

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ITEM 3.16.	STATE OF INCORPORATION

a) Policy	Proposals to change a corporation’s state of incorporation will be examined on a CASE-BY-CASE basis.

b) Policy	Proposals to opt-in or opt-out of state anti-takeover statutes will also be examined on a CASE-BY-CASE basis.

Reasons	On occasion, a corporation will seek to change its state of incorporation. Although we generally believe management should have the right to make this determination, some states, in order to increase state revenues, have instituted laws and regulations meant to lure corporations to change their domicile, sometimes contrary to the best interest of corporate shareholders. A careful evaluation is necessary to determine the impact of such a change on shareholders’ ability to maintain their rights of corporate governance.

Some states also have certain statutes, including anti-takeover statutes, which corporations may adopt or reject as they choose.  This has given rise to management attempts to opt-in and shareholder efforts to opt-out of these statutes.  Again, a careful evaluation as to shareholders’ best interest is required.

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ITEM 3.17.	CHANGE OF CORPORATE NAME

Policy	We will vote FOR proposals to amend the Articles of Incorporation whereby the corporation shall change its name.

Reasons	A name change is usually related to a merger or acquisition and/or reflects the corporation’s desire to have the corporate name more accurately reflect its primary business activity or entity. Unless for some reason we feel the name change will be so detrimental to the business as to negatively affect share value, we would support such a change.

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ITEM 3.18.	APPROVAL OF DIVIDENDS

a) Policy	We will generally vote FOR proposals to approve dividends.

b) Policy	We will vote AGAINST the approval of dividends if they significantly deviate from industry best practices and/or industry norms.

c) Policy	We will generally vote FOR proposals to authorize capitalization of reserves for bonus issue or increase in par value.

Reasons	Dividends are usually considered “positive” for shareholders unless, based on the company’s financial circumstances, the dividend could be considered excessive or could otherwise be considered detrimental to the business or negatively impact share value.

Shareholders would receive new shares or a boost in the par value of their shares at no cost. Dilution is not a problem when capital is increased using these scenarios, as this would merely transfer wealth to shareholders.
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ITEM 3.19.	EXPANSION OF BUSINESS LINES, PRODUCTS AND/OR SERVICES

Policy	We will vote FOR proposals to expand business lines, products and/or services.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to expand business lines, products or services.
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ITEM 3.20.	DE-LISTING SHARES.

Policy	We will vote FOR proposals to de-list company shares.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to de-list its shares.

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ITEM 3.21.	REPURCHASE ISSUED SHARE CAPITAL.

a) Policy	We will vote FOR proposals to repurchase issued share capital.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to repurchase issued share capital unless it is believed that such action is not being taken in the best interest of the shareholders.

Japanese Meetings Only

b) Policy	We will vote FOR proposals to repurchase shares at the Board’s discretion, thereby eliminating the need for shareholder approval.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to repurchase issued share capital unless it is believed that such action is not being taken in the best interest of the shareholders.
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ITEM 3.22.	REDUCE SHARE CAPITAL THRU CANCELLATION OF REPURCHASED SHARES.

a) Policy	We will vote FOR proposals to reduce capital through the cancellation of repurchased shares.

b) Policy	We will vote AGAINST any proposals referred to above if the cancellation terms are not spelled out in the proposal or if the cancellation is left to the discretion of the Board or of management or at a price to be determined by the Board or by management.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to reduce share capital thru cancellation of repurchased shares unless it is believed that such action is not being taken in the best interest of the shareholders.
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ITEM 3.23.	AMEND ARTICLES.

a) Policy	We will vote FOR proposals to amend Articles to cancel warrants.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to cancel warrants unless it is believed that such action is not being taken in the best interest of the shareholders.

b) Policy	We will vote FOR proposals to amend Articles of Association / Articles of Incorporation that are necessary to comply with relevant rules, regulations and/or law.

Reasons	It is our belief that the judgment of management, as monitored by the Board, is best suited to make decisions on whether to amend articles to comply with any relevant rules, regulations or law and whether such action is being taken in the best interest of the shareholders.

c) Policy	All other proposals to amend a corporation’s Articles of Association will be examined on a CASE-BY-CASE basis.

Reasons	On occasion, a corporation will seek to amend its Articles of Association. Although we generally believe management should have the right to seek these amendments to adapt to changes in its environment, a careful evaluation of the proposal is necessary in order to determine the impact of such a change and whether it is in the best interest of corporate shareholders.

d) Policy	We will vote to adopt the jurisdiction of incorporation as the exclusive forum for certain disputes on a CASE-BY-CASE basis.

Reasons	An appropriate way to evaluate whether shareholders should approve exclusive venue provisions is to examine (1) whether the company has set forth a compelling argument in the proxy statement, and (2) whether the board has proven to be a good steward of the company’s governance generally.
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ITEM 3.24.	ACCEPT FINANCIAL STATEMENTS/STATUTORY REPORTS/FINANCIAL BUDGETS

Typically non-U.S. shareholder meetings

a) Policy	We will vote FOR proposals to accept financial statements, statutory reports and other legal formalities (the Funds will abstain from all non-voting matters).

b) Policy	We will vote FOR proposals to approve budgets in the absence of any issues concerning the handling and use of company funds.

c) Policy	We will vote AGAINST proposals to accept financial statements/statutory reports/financial budgets if there is a lack of disclosure.

Reasons	These matters are generally non-contentious and routine matters (if the matter is a non-voting matter, the Funds must abstain on these proposals because the voting system does not provide any other option). These reports are generally designed to give shareholders an idea of how the company performed and provide an idea of the various other operational highlights in the just-concluded fiscal year. It is our belief that the judgment of management, as monitored by the Board, is best suited to ensure routine financial statements and statutory reports are properly monitored to comply with Sarbanes-Oxley and any other governing rules.
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ITEM 3.25.	APPROVE DISCHARGE OF BOARD AND SENIOR MANAGEMENT RESPONSIBILITY FOR FISCAL YEAR IN REVIEW

Typically non-U.S. annual shareholder meetings (this is a standard request in Switzerland)

Policy	We will vote FOR proposals to approve the discharge of board, senior management, and auditors’ responsibility for the fiscal year in review if the proxy will not operate as a release or discharge of the directors’ liability.

Reasons	These matters are generally non-contentious and routine matters in foreign countries and represents tacit shareholder approval of actions taken during the year. There may be occasions where we will vote against such proposals where a board’s actions have come under question or where there actions have faced a legal claim, suit or similar challenge.

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ITEM 3.26	REVERSE STOCK SPLIT

Policy	We will vote proposals to approve reverse stock splits on a CASE-BY-CASE basis.

Reasons	Many times a reverse stock split is necessary to increase the market price of the common stock to a price more suitable to brokerage houses, to decrease the amount and percentage of transaction costs paid by individuals, to improve the company’s ability to raise capital, and continue the company’s listing on the NYSE. However, to meet a company’s minimum required share reserve for other business purposes our management might vote against because it is not in the best interest of shareholders.
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SECTION 4 - EXECUTIVE/EMPLOYEE ISSUES

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ITEM 4.1.	LONG-TERM INCENTIVE PLANS

Policy	Proposals to approve or amend various incentive compensation plans, savings & investment plans, stock purchase plans, or similar plans for officers and employees will be evaluated on a CASE-BY-CASE basis.

Reasons	In an effort to attract and retain qualified officers and employees, corporations must develop and maintain a competitive compensation program, which may include salaries and other cash or equity-based elements of compensation. We will generally vote FOR such plans if we believe they are reasonable.

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ITEM 4.2.	SEVERANCE AGREEMENTS (“GOLDEN PARACHUTES”)

Policy	Proposals to ratify, cancel or submit for shareholder approval various executive severance agreements will be examined on a CASE-BY-CASE basis.

Reasons	Executive severance agreements, commonly referred to as “golden parachutes,” represent a special kind of employment agreement for executives and key employees that provide severance payments in the event of termination (voluntary or involuntary) following a change in control of the corporation.

We believe that it would be difficult to attract and retain competent senior managers, especially in the prevailing environment of proxy contests and hostile takeovers, without severance agreements for executives who are at considerable risk in the event an outsider gains control. Additionally, during a change of control shareholders need executives to focus their attention on managing the business, not seek new and more secure employment.

Accordingly, it is our opinion that severance agreements are generally necessary and in the best interest of shareholders, and should be accepted as a cost of having senior management available to operate the corporation on a day-to-day basis. We do believe that the examination of these proposals should include consideration of change-in-control benefits in the corporation’s long-term incentive plans, that participation should be limited to key employees, and that the payout of benefits should be reasonable in term and amount.

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ITEM 4.3.	EMPLOYEE STOCK OWNERSHIP PLANS / EMPLOYEE STOCK PARTICIPATION PLANS

a) Policy	We will vote FOR proposals to establish an Employee Stock Ownership Plan (ESOP) / Employee Stock Participation Plans (ESPP).

b) Policy	We will vote FOR a proposal requesting that an ESOP / ESPP, or significant share placements to an ESOP / ESPP, be submitted for shareholder approval.

Reasons	In general, we believe that opportunities for employees to share in the ownership of the corporation have a positive effect on productivity and the work environment. However, some corporations may design and propose such plans primarily to serve as anti-takeover devices. In this regard, we find it necessary to examine the potential size of the plan to determine whether, in our judgment, its true purpose is takeover defense.

We would consider a shareholder proposal seeking submission of an existing ESOP / ESPP or significant share placements with the ESOP / ESPP for shareholder approval as a protection against the use of an ESOP / ESPP as a takeover defense.
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ITEM 4.4.	STOCK OWNERSHIP REQUIREMENT FOR EXECUTIVES

a) Policy	We will vote AGAINST proposals requiring a minimum stock ownership position on the part of executives, whether in shares or at some level of market value.

b) Policy	We will vote AGAINST proposals for executives to hold stock for a specified period after retirement.

Reasons	We do not oppose stock ownership by executives; rather we believe that stock ownership tends to align the interests of executives and shareholders. The inflexible requirement usually found in these proposals, however, is not in the best interest of shareholders. A mandatory requirement for a level or period of stock ownership may preclude the corporation from acquiring the services of an otherwise qualified executive.
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ITEM 4.5.	CLAWBACK OF PAYMENTS UNDER RESTATEMENT OF EARNINGS OR WRITE-OFF

Policy	We will vote FOR shareholder proposals requiring a Board to seek reimbursement of all performance-based bonuses or awards that were made to senior executives based on having met or exceeded specific performance targets to the extent that the specified performance targets were not met, taking into account the negative restatement of earnings or write-off.

Reasons	We favor such reimbursement, to the fullest extent possible and we believe that the board is in the best position to review these matters and seek reimbursement from appropriate parties as necessary.
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ITEM 4.6.	REIMBURSEMENT OF EXPENSES FOR CERTAIN SHAREHOLDER-NOMINATED DIRECTOR CANDIDATES

Policy	We will vote AGAINST proposals requiring a Board to reimbursement expenses, including but not limited to legal, advertising, solicitation, printing, and mailing costs, incurred by a shareholder or group of shareholders in a contested election of directors.

Reasons	Required reimbursement of expenses would permit campaigns to be mounted by a minority of shareholders to seat special interest candidates while having the costs of such campaigns financed by all shareholders, regardless of the candidate’s qualifications or suitability.

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ITEM 4.7	DEATH BENEFITS (“GOLDEN COFFINS”)

Policy	We will vote shareholder proposals which ask the company to not make or promise to make any death benefit payments to senior executives on a CASE-BY-CASE basis.

Reason	Because golden coffin benefits depend on the death of the executive-and not on company performance-golden coffins may sever the pay/performance link. However, many companies have them to attract and retain executives who are concerned about providing for their families upon their sudden death. Our Director of Research will review each company’s individual request to adopt a death benefit policy to determine what is in shareholders’ best interest.
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ITEM 4.8	STOCK OPTION EXCHANGE

Policy	We will vote proposals to approve stock option exchange programs on a CASE-BY-CASE basis.

Reason	The stock option exchange program can be beneficial if the executive officers are excluded from participation, if specific exchange ratios show a value-for-value exchange, if exchanged shares are cancelled and not recycled back into the plan, and additional vesting terms are applied to the exchanged options. We would vote against if the above items are not in place.
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ITEM 4.9	STOCK OPTION REPRICING

Policy	We will vote proposals to approve repricing of options on a CASE-BY-CASE basis.

Reason	In order to approve repricing of options the program should incorporate best practices such as: a value neutral exchange, the exercise price of the new options set at a premium to the new grant date market price, exclusion of executives from the program, maintaining the original terms of the options, and subjecting the new options to new vesting conditions.

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SECTION 5 - DISCLOSURE ISSUES
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ITEM 5.1.	EXECUTIVE COMPENSATION/RATIFY NAMED EXECUTIVE COMPENSATION

a) Policy	We would vote AGAINST proposals requiring disclosure in the financial statements of an “estimated fair value” of stock-related compensation granted during the period covered by the financial statements.

Reasons	We believe current disclosures as required by generally accepted accounting principles, SEC regulations and other requirements are adequate disclosure until such time as a uniform measurement of fair value is adopted by appropriate regulatory agencies. Until such time, there is possibly a wide variation in the fair value, and confusing and misleading information is likely and not in the best interest of shareholders.

b) Policy	We would vote AGAINST proposals requiring disclosure in the proxy statement of the compensation of all individuals who were paid at or above a certain level.

Reasons	We generally believe that such disclosure is properly under the direction of the SEC, which has set the prevailing standard of disclosure for this information.

c) Policy	We would vote AGAINST any shareholder proposal to limit compensation of any particular individual / employee to a specified level.

Reasons	We generally believe that such limitations falls under the discretion of management. The inflexible requirement usually found in these proposals is not in the best interest of shareholders as any limitation to compensation could preclude the corporation from acquiring the services of an otherwise qualified employee.

d) Policy	We will vote FOR management proposals to ratify named executive compensation when.

∙CEO pay and company performance are in line;
∙The company’s pay practices are not problematic;
∙The board exhibits above average communication with and responsiveness to shareholders.

e) Policy	We will vote management say on pay (MSOP) proposals which fall outside the guidelines outlined in 5.1d on a CASE-BY-CASE basis.

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ITEM 5.2.	PRIOR GOVERNMENT SERVICE

Policy	We would vote AGAINST proposals relating to the disclosure of prior government service of certain employees or consultants, lobbyists, legal counsel, investment bankers, directors or others.

Reasons	We believe that corporations are required to comply with a large and growing number of laws and regulations designed to prevent conflicts of interest. We would anticipate additional expense with no meaningful benefit to shareholders from requiring additional disclosure.
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ITEM 5.3.	FEES PAID TO CONSULTANTS

Policy	We would vote AGAINST proposals seeking to limit or eliminate the use of consultants or require reporting of fees paid to consultants.

Reasons	We recognize the value and necessity of corporations from time to time seeking outside expertise and advice from consultants, and generally believe that the judgment of management, as monitored by the Board, is the proper basis for doing so.

We see no meaningful benefit to shareholders and potential harm to the corporation, and thus to shareholders, by restricting or eliminating such practice.  Further, we would anticipate additional expense from reporting such activity.

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ITEM 5.4.	OTHER DISCLOSURE PROPOSALS

Policy	Other proposals seeking to require reports of various practices, policies or expenditures will be examined on a CASE-BY-CASE basis.

Reasons	In general, we will vote FOR such proposals only when we believe that corporate disclosure has been inadequate in the past, that the information being requested is not readily available from other sources, that appropriate regulatory authority over the practice, policy or expenditure is inadequate, and/or that the cost of providing such a report will be more than offset by the benefits to be received by the shareholders as a group.
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ITEM 5.5	SAY ON PAY: FREQUENCY OF VOTES

Policy	For management and shareholder proposals on the frequency of advisory votes to ratify named executive officers’ compensation, we will opt for every three years.

Reason	.

The compensation of management can be monitored every year, whether or not there is a Say On Pay vote.
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SECTION 6 - SOCIAL ISSUES

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ITEM 6.1.	EQUAL EMPLOYMENT OPPORTUNITY

Policy	We will vote AGAINST proposals requiring additional reporting and/or amendments to equal employment opportunity policies above the level required by law.

Reasons	We believe that corporations are required to comply with numerous laws and regulations governing equal employment opportunity wherever facilities are situated, and that in general, corporations do comply. We see little benefit to shareholders to offset the expense of requiring a separate report in this regard.

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ITEM 6.2.	THE ENVIRONMENT

a) Policy	We will vote proposals seeking adherence to environmental principles and/or reporting on environmental issues above that which is required by law on a CASE-BY-CASE basis.

b) Policy	We will vote FOR all management proposals regarding fracking.

Reasons	Although we recognize that corporations have environmental responsibilities, we believe that, in most cases, regulation and control is appropriately left to regulatory agencies charged with monitoring environmental impacts of corporate policies and procedures and that shareholders do not typically benefit as investors by imposing additional environmental requirements on their corporations.

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ITEM 6.3.	LINES OF BUSINESS (RESTRICTIONS)

Policy	We will vote AGAINST proposals seeking the termination of lines of business or corporate business activity, including:

A.	Military contracts and requirements for conversion of facilities to civilian production;

B.	Space weapons research; and

C.	Nuclear activities and/or facilities.

Reasons	We generally oppose proposals where shareholders seek to require the termination of lines of business or corporate business activities, or to require extensive reporting on such activities beyond that required by regulatory agencies. We anticipate no meaningful benefit to all but a very few shareholders from such requirements, but would expect the incurrence of additional expense in the preparation, production and distribution of reports.

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ITEM 6.4.	ANIMAL RIGHTS

Policy	We will vote AGAINST proposals eliminating, restricting and/or reporting on the use of animals in product testing, or proposals asking the corporation to use its economic influence to protect animal rights.

Reasons	Decisions as to the means and manner in which a corporation chooses to do business are properly the responsibility of management. Live animal testing subjects corporations to the regulatory and social attention of numerous agencies and interests. Most such corporations limit the use of live animals in testing and adopt procedures that are as humane as possible under the circumstances. We see no meaningful benefit to shareholders as investors by requiring additional reports on these activities.
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ITEM 6.5	ADOPT PRINCIPLES FOR HEALTH CARE REFORM

Policy	We will vote AGAINST shareholder proposals to adopt principles for health care reform.

Reasons	Management should have the flexibility to make decisions on specific policy positions based on their own assessment of the most beneficial health care strategies for the company.
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ITEM 6.6	HUMAN RIGHTS

Policy	We will vote AGAINST shareholder proposals to adopt policies on human rights.

Reasons	The scope and binding structure of most human rights proposals present many challenges. We believe the decision on key operational initiatives is best left to the discretion of management.

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SECTION 7 - OTHER ISSUES

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ITEM 7.1.	LOCATION OR DATE OF ANNUAL MEETING

a) Policy	We will vote AGAINST shareholder proposals seeking to change or dictate the location or date of the corporation’s annual meeting.

b) Policy	We will vote FOR management proposals seeking to change the location or date of the corporation’s annual meeting.

Reasons	We believe that the selection of the location and date of the annual meeting is a proper function of the Board. Recognizing that no date or location would be satisfactory to all shareholders, we oppose attempts to dictate dates or locations to the Board and see no benefit to shareholders by doing so.

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ITEM 7.2.	POLITICAL ACTIVITY

a) Policy	We will FOR proposals requesting political contributions that fall within permitted campaign finance limits or other similar laws.

b) Policy	We will vote AGAINST shareholder proposals requiring the publication of reports on political activity or contributions made by political action committees (PAC’s) sponsored or supported by the corporation.

Reasons	We generally oppose such proposals for the following reasons:

A.	Corporations are prohibited by law from spending corporate funds to assist candidates or political parties in federal elections. While certain states allow such contributions, we believe participation is usually immaterial.

B.	PAC contributions are generally made with funds contributed voluntarily by employees, and provide a positive individual participation in the political process of a democratic society.

C.	Costs relating to the administration of corporate-sponsored PAC’s are, in our opinion, generally minimal and immaterial.

D.	Federal and most state laws require full disclosure of political contributions made by PAC’s. This is public information and available to all interested parties.

We believe requiring reports or newspaper publication of corporate activity in these areas would result in added expense without commensurate benefit to shareholders.

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PROXY VOTING POLICIES

ITEM 7.3.	CHARITABLE CONTRIBUTIONS

Policy	We will vote AGAINST proposals requiring the reporting, limitation or elimination of corporate charitable/educational contributions.

Reasons	We generally oppose such proposals for the following reasons:

A.	We believe that corporations have social responsibilities and that corporate giving in reasonable amounts for charitable or educational purposes falls within this category.

B.	We believe that the likely alternative to corporate giving is assumption of related costs by society at large, to some degree with public funds acquired through taxation of citizens, including shareholders.

C.	We believe that charitable and educational donations by publicly held corporations are generally reasonable in amount, and an appropriate function of management decision-making as governed by the Board.

Accordingly, our conclusion would be that limiting or eliminating such contributions would be of no meaningful direct benefit to shareholders, while such practice has significant indirect benefits.

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ITEM 7.4.	OPEN OR ADJOURN MEETING

Policy	We will vote FOR management proposals to open or adjourn the corporation’s annual meeting.

Reasons	We believe that the proper time to open or adjourn the annual meeting is a proper function of the Board. We oppose attempts by others to dictate when a Board opens or adjourns its meetings and see no benefit to shareholders by doing so.

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ITEM 7.5.	SHARE BLOCKING

Policy	We will TAKE NO ACTION on any matter in which a foreign country or company places a block on the Fund’s ability to trade those shares for any period of time after the vote.

If voting “TAKE NO ACTION” is not an option on the proxy ballot and we are required to vote on re-registration of shares, we will vote AGAINST the re-registration of shares where the Fund’s ability to trade shares for any period after the vote will be blocked or restricted.

Reasons	We believe that it is typically in the best interest of the shareholder to have the unrestricted ability to purchase or sell a security and such ability is infrequently outweighed by the opportunity to vote on any company matter, the result of which, is to temporarily block the Fund’s ability to purchase or sell that company.

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ITEM 7.6.	MAJORITY VOTING VERSUS PLURALITY VOTING

a) Policy	We will vote FOR proposals requiring a majority of votes, as long as the proposal has a plurality back-up plan for those cases where no one receives a majority of the votes.

b) Policy	We will vote AGAINST proposals requiring a majority of votes in order to be nominated to the Board of Directors if there is no plurality back up plan for cases where an appropriate slate of directors fail to receive a majority of votes.

Reasons	In many of these instances, these proposals fail to provide for any alternative in the situation where no director receives a majority of votes cast. We believe that it is in the best interest of the shareholders to have at least some board review as opposed to having empty positions in the situation where a split vote occurs and a director receives a plurality of the vote but no one director receives a majority of the votes cast.

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ITEM 7.7.	TRANSACT OTHER BUSINESS

a) Policy	We will vote AGAINST proposals to transact other business that is not identified or disclosed.

b) Policy	We will vote proposals to adjourn meetings pending shareholder approval for a merger on a CASE-BY-CASE basis.

Reasons	In many of these instances, these proposals fail to provide any indication of the “other business” to be conducted. We believe that it is in the best interest of the shareholders to have at least had some description of the matter at hand prior to granting the board power to vote on behalf of the shareholders.

In those cases where we are in favor of a merger we would be in favor of the adjournment.  In those cases where we are opposed to the merger we would be against the adjournment.
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ITEM 7.8.	APPROVE AGENDA/ACKNOWLEDGE MEETING IS PROPERLY CONVENED

Policy	We will vote FOR management proposals to approve the meeting agenda or acknowledge that a meeting has been properly convened.

Reasons	We believe these matters are largely routine in nature, subject to basic guidelines and are not subject to abuse. Whether a meeting is properly convened is an objective process subject to basic guidelines and is a proper function of the Board.

Revised 11-18-14 by Ivy Funds and 11-19-14 by Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios.

Revised 11-17-10 by Waddell & Reed Advisors Funds and Ivy Funds Variable Insurance Portfolios and 11-04-10 by Ivy Funds.

Adopted by Waddell & Reed Advisors Group of Funds and W&R Target Funds, Inc. on 11-09-05 and adopted by Ivy Funds, Inc. and Ivy Funds the Trust on 11-16-05.
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Global Proxy Voting Procedures and Guidelines

North America, Europe, Middle East, Africa, Central America, South America, and Asia

April 1, 2016

J.P.Morgan
Asset Management

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Contents

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I.	JPMorgan Asset Management Global Proxy Voting Procedures

A.	Objective

As an investment adviser within JPMorgan Asset Management, each of the entities  listed on Exhibit A attached hereto (each referred to individually as a “JPMAM  Entity” and collectively as “JPMAM”) may be granted by its clients the authority to  vote the proxies of the securities held in client portfolios. In such cases, JPMAM’s  objective is to vote proxies in the best interests of its clients. To further that  objective, JPMAM adopted these Procedures.

These Procedures incorporate detailed guidelines for voting proxies on specific  types of issues (the “Guidelines”). The Guidelines have been developed and  approved by the relevant Proxy Committee (as defined below) with the objective of  encouraging corporate action that enhances shareholder value. Because proxy  proposals and individual company facts and circumstances may vary, JPMAM may  not always vote proxies in accordance with the Guidelines.

B.	Proxy Committee

To oversee the proxy-voting process on an ongoing basis, a Proxy Committee has been established for each global location where proxy-voting decisions are made. Each Proxy Committee is composed of a Proxy Administrator (as defined below) and senior officers from among the Investment, Legal, Compliance and Risk Management Departments. The primary functions of each Proxy Committee are to periodically review general proxy-voting matters; to determine the independence of any third-party vendor which it has delegated proxy voting responsibilities and to conclude that there are no conflicts of interest that would prevent such vendor from providing such proxy voting services prior to delegating proxy responsibilities; review and approve the Guidelines annually; and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues to be implemented by the relevant JPMAM Entity. The Proxy Committee may delegate certain of its responsibilities to subgroups composed of at least 3 Proxy Committee members. The Proxy Committee meets at least semi-annually, or more frequently as circumstances dictate.

C.	The Proxy Voting Process

JPMAM investment professionals monitor the corporate actions of the companies held in their clients’ portfolios. To assist JPMAM investment professionals with public   companies’ proxy voting proposals, a JPMAM Entity may, but shall not be obligated to, retain the services of an independent proxy voting service (“Independent Voting Service”). The Independent Voting Service is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing JPMAM with a comprehensive analysis of each proxy proposal and providing JPMAM with recommendations on how to vote each proxy proposal based on the Guidelines or, where

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no Guideline exists or where the Guidelines require a case-by-case analysis, on the Independent Voting Service’s analysis; and executing the voting of the proxies in accordance with Guidelines and its recommendation, except when a recommendation is overridden by JPMAM, as described below. If those functions are not assigned to an Independent Voting Service, they are performed or coordinated by a Proxy Administrator (as defined below). The Proxy Voting Committee has adopted procedures to identify significant proxies and to recall shares on loan.1

Situations often arise in which more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

Each JPMAM Entity appoints a JPMAM professional to act as a proxy administrator (“Proxy Administrator”) for each global location of such entity where proxy-voting decisions are made. The Proxy Administrators are charged with oversight of these Procedures and the entire proxy-voting process. Their duties, in the event an Independent Voting Service is retained, include the following: evaluating the quality of services provided by the Independent Voting Service; escalating proposals identified by the Independent Voting Service as non-routine, but for which a Guideline exists (including, but not limited to, compensation plans, anti-takeover proposals, reincorporation, mergers, acquisitions and proxy-voting contests) to the attention of the appropriate investment professionals and confirming the Independent Voting Service’s recommendation with the appropriate JPMAM investment professional (documentation of those confirmations will be retained by the appropriate Proxy Administrator); escalating proposals identified by the Independent Voting Service as not being covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) to the appropriate investment professional and obtaining a recommendation with respect thereto; reviewing recommendations of JPMAM investment professionals with respect to proposals not covered by the Guidelines (including proposals requiring a case-by-case determination under the Guidelines) or to override the Guidelines (collectively, “Overrides”); referring investment considerations regarding Overrides to the Proxy Committee, if necessary; determining, in the case of Overrides, whether a material conflict, as described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event investment professionals are charged with recommending how to vote the proxies, the Proxy Administrator’s duties include the following: reviewing recommendations of investment professionals with respect to Overrides; referring investment considerations regarding such Overrides to the Proxy Committee, if necessary; determining, in the case of such Overrides, whether a material conflict, as

1 The Proxy Voting Committee may determine: (a) not to recall securities on loan if, in its judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in its judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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described below, exists; escalating material conflicts to the Proxy Committee; and maintaining the records required by these Procedures.

In the event a JPMAM investment professional makes a recommendation in connection with an Override, the investment professional must provide the appropriate Proxy Administrator with a written certification (“Certification”) which  shall contain an analysis supporting his or her recommendation and a certification that he or she (A) received no communication in regard to the proxy that would violate either the J.P. Morgan Chase (“JPMC”) Safeguard Policy (as defined below) or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’S interests and that of its clients and (B) was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

D.	Material Conflicts of Interest

The U.S. Investment Advisers Act of 1940 requires that the proxy-voting procedures adopted and implemented by a U.S. investment adviser include procedures that address material conflicts of interest that may arise between the investment adviser’s interests and those of its clients. To address such material potential conflicts of interest, JPMAM relies on certain policies and procedures. In order to maintain the integrity and independence of JPMAM’s investment processes and decisions, including proxy-voting decisions, and to protect JPMAM’s decisions from influences that could lead to a vote other than in its clients’ best interests, JPMC (including JPMAM) adopted a Safeguard Policy, and established formal informational barriers designed to restrict the flow of information from JPMC’s securities, lending, investment banking and other divisions to JPMAM investment professionals. The information barriers include, where appropriate: computer firewalls; the establishment of separate legal entities; and the physical separation of employees from separate business divisions. Material conflicts of interest are further avoided by voting in accordance with JPMAM’s predetermined Guidelines. When an Override occurs, any potential material conflict of interest that may exist is analyzed in the process outlined in these Procedures.

Examples of such material conflicts of interest that could arise include circumstances in which: (i) management of a JPMAM investment management client or prospective client, distributor or prospective distributor of its investment management products, or critical vendor, is soliciting proxies and failure to vote in favor of management may harm JPMAM’s relationship with such company and materially impact JPMAM’s business; or (ii) a personal relationship between a JPMAM officer and management of a company or other proponent of a proxy proposal could impact JPMAM’s voting decision.

A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.

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E.	Escalation of Material Conflicts of Interest

When an Override occurs, the investment professional must complete the Certification and the Proxy Administrator will review the circumstances surrounding such Certification. When a potential material conflict of interest has been identified, the Proxy Administrator, and as necessary, JPMAM’s Chief Fiduciary Officer will evaluate the potential conflict and determine whether an actual material conflict of interest exists, and if so, will recommend how the relevant JPMAM entity will vote the proxy. Sales and marketing professionals will be precluded from participating in the decision-making process.

Depending upon the nature of the material conflict of interest, JPMAM, in the course of addressing the material conflict, may elect to take one or more of the following measures, or other appropriate action: removing certain JPMAM personnel from the proxy voting process; “walling off” personnel with knowledge of the material conflict to ensure that such personnel do not influence the relevant proxy vote; voting in accordance with the applicable Guidelines, if any, if the application of the Guidelines would objectively result in the casting of a proxy vote in a predetermined manner; or deferring the vote to the Independent Voting Service, if any, which will vote in accordance with its own recommendation.

The resolution of all potential and actual material conflict issues will be documented in order to demonstrate that JPMAM acted in the best interests of its clients.

F.	Recordkeeping

JPMAM is required to maintain in an easily accessible place for seven (7) years all records relating to the proxy voting process. Those records include the following:

●	a copy of the JPMAM Proxy Voting Procedures and Guidelines;

●	a copy of each proxy statement received on behalf of JPMAM clients;

●	a record of each vote cast on behalf of JPMAM client holdings;

●	a copy of all documents created by JPMAM personnel that were material to making a decision on the voting of client securities or that memorialize the basis of the decision;

●	a copy of the documentation of all dialogue with issuers and JPMAM personnel created by JPMAM personnel prior to the voting of client securities; and

●
a copy of each written request by a client for information on how JPMAM voted proxies on behalf of the client, as well as a copy of any written response by JPMAM to any request by a JPMAM client for information on how JPMAM voted proxies on behalf of our client.

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It should be noted that JPMAM reserves the right to use the services of the Independent Voting Service to maintain certain required records in accordance with all applicable regulations.

Exhibit A

JPMorgan Chase Bank, N.A.

J.P. Morgan Asset Management (UK) Limited

J.P. Morgan Investment Management Inc.

JF Asset Management Limited

J.P. Morgan Asset Management (Singapore) Limited

JF International Management Inc.

J.P. Morgan Private Investments, Inc.

Security Capital Research & Management Incorporated

Bear Stearns Asset Management

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II.	Proxy Voting Guidelines

JPMAM is a global asset management organization with the capabilities to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, our proxy voting guidelines have been customized for each region to take into account such variations.

JPMAM currently has four sets of proxy voting guidelines covering the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America (3) Asia (ex-Japan) and (4) Japan, respectively. Notwithstanding the variations among the guidelines, all of these guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, each JPMAM Entity will apply the guidelines of the region in which the issuer of such security is organized.

In March 2007, JPMAM signed the Principles for Responsible Investment, an initiative of the UN Secretary-General.

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A.	North America

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1.	Board of Directors

A.	Uncontested Director Elections

Votes on director nominees should be made on a case-by-case (for) basis. Votes generally will be WITHHELD from directors who:

1)	attend less than 75 percent of the board and committee meetings without a valid excuse for the absences

2)	adopt or renew a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, do not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold recommendation for this issue.

3)	are inside or affiliated outside directors and sit on the audit, compensation, or nominating committees. For purposes of defining “affiliation” we will apply either the NYSE listing rule for companies listed on that exchange or the NASDAQ listing rule for all other companies.

4)	ignore a shareholder proposal that is approved by a i) majority of the shares outstanding, or ii) majority of the votes cast. The review period will be the vote results over a consecutive two year time frame.

5)	are inside or affiliated outside directors and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees

6)	WITHHOLD votes from insiders and affiliated outsiders on boards that are not at least majority independent. In the case of a controlled company, vote case-by case on the directors.

7)	WITHHOLD from directors who are CEOs of publicly-traded companies who serve on more than three public boards and all other directors who serve on more than four public company boards.

8)	WITHHOLD votes from compensation committee members where there is a pay-for performance disconnect for Russell 3000 companies. (See 9a – Stock-Based Incentive Plans, last paragraph). WITHHOLD votes from compensation committee members if the company does not submit one-time transferable stock options to shareholders for approval.

9)	WITHHOLD votes from audit committee members in circumstances in which there is evidence (such as audit reports or reports mandated under the Sarbanes Oxley Act) that there exists material weaknesses in the company’s internal controls.

10)
WITHHOLD votes from compensation committee members who were present at the time of the grant of backdated options or options the pricing or the timing of which we believe may have been manipulated to provide additional benefits to executives.

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B.	CEO Votes
Except as otherwise described above, we generally do not vote against a sitting CEO in recognition of the impact the vote may have on the management of the company.

C.	Proxy Access
Generally vote for shareholder proposals requesting companies to amend their by-laws in order to facilitate shareholders’ ability to nominate candidates for directors as long as the minimum threshold of share ownership is 5% (defined as either a single shareholder or group of shareholders) and the minimum holding period of share ownership is 3 years.

Generally, we will oppose proposals which restrict share ownership thresholds to a single shareholder.

We recognize the importance of shareholder access to the ballot process as one means to ensure that boards do not become self-perpetuating and self-serving. However, we are also aware that some proposals may promote certain interest groups to the detriment of shareholders generally and could be disruptive to the nomination process.

2.	Proxy Contests

A.	Election of Directors
Votes in a contested election of directors must be evaluated on a case-by-case basis, considering the following factors: long-term financial performance of the subject company relative to its industry; management’s track record; background to the proxy contest; qualifications of director nominees (both slates); evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and stock ownership positions.

B.	Reimburse Proxy Solicitation Expenses
Decisions to provide full reimbursement for dissidents waging a proxy contest should be made on a case-by-case basis.

3.	Ratification of Auditors

Vote for proposals to ratify auditors, unless an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position.

Generally vote against auditor ratification and withhold votes from Audit Committee members if non-audit fees exceed audit fees.

Vote case-by-case on auditor Rotation Proposals: tenure of Audit Firm; establishment and disclosure of a renewal process whereby the auditor is regularly evaluated for both audit quality and competitive price; length of the rotation period advocated in the proposal; significant audit related issues; and number of annual Audit Committee meetings held and the number of financial experts that serve on the Audit Committee.

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Generally vote against auditor indemnification and limitation of liability; however we recognize there may be situations where indemnification and limitations on liability may be appropriate.

4.	Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections
Proposals regarding classified boards will be voted on a case-by-case basis. Classified boards normally will be supported if the company’s governing documents contain each of the following provisions:

●	Majority of board composed of independent directors,

●	Nominating committee composed solely of independent directors,

●	Do not require more than a two-thirds shareholders’ vote to remove a director, revise any bylaw or revise any classified board provision,

●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

●	Absence of superior voting rights for one or more classes of stock,

●	Board does not have the sole right to change the size of the board beyond a stated range that been approved by shareholders, and

●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

B.	Shareholder Ability to Remove Directors
Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholder ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting
Cumulative voting proposals will be voted on a case-by-case basis. If there are other safeguards to ensure that shareholders have reasonable access and input into the process of nominating and electing directors, cumulative voting is not essential.

Generally, a company’s governing documents must contain the following provisions for us to vote against restoring or providing for cumulative voting:

●	Annually elected board,

●	Majority of board composed of independent directors,

●	Nominating committee composed solely of independent directors,

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●	Confidential voting (however, there may be a provision for suspending confidential voting during proxy contests),

●	Ability of shareholders to call special meeting or to act by written consent with 90 days’ notice,

●	Absence of superior voting rights for one or more classes of stock,

●	Board does not have the sole right to change the size of the board beyond a stated range that has been approved by shareholders, and

●	Absence of shareholder rights plan that can only be removed by the incumbent directors (dead-hand poison pill).

D.	Shareholder Ability to Call Special Meeting
Vote against proposals to restrict or prohibit shareholder ability to call special meetings so long as the ability to call special meetings requires the affirmative vote of less than 15% of the shares outstanding. The ability to call special meetings enables shareholders to remove directors or initiate a shareholder resolution without having to wait for the next scheduled meeting, should require more than a de minimis number of shares to call the meeting and subject the company to the expense of a shareholder meeting.

Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent
We generally vote for proposals to restrict or prohibit shareholder ability to take action by written consent. The requirement that all shareholders be given notice of a shareholders’ meeting and matters to be discussed therein seems to provide a reasonable protection of minority shareholder rights.

We generally vote against proposals to allow or facilitate shareholder action by written consent.

F.	Shareholder Ability to Alter the Size of the Board
Vote for proposals that seek to fix the size of the board.

Vote against proposals that give management the ability to alter the size of the board without shareholder approval.

5.	Tender Offer Defenses

A.	Poison Pills
Vote for shareholder proposals that ask a company to submit its poison pill for shareholder ratification.

Review on a case-by-case basis shareholder proposals to redeem a company’s poison pill.

Studies indicate that companies with a rights plan secure higher premiums in hostile take over situations.

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Review on a case-by-case basis management proposals to ratify a poison pill. We generally look for shareholder friendly features including a two- to three-year sunset provision, a permitted bid provision, a 20 percent or higher flip-in provision, and the absence of dead-hand features.

If the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

B.	Fair Price Provisions
Vote proposals to adopt fair price provisions on a case-by-case basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

C.	Greenmail
Vote for proposals to adopt antigreenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

D.	Unequal Voting Rights
Generally, vote against dual-class recapitalizations as they offer an effective way for a firm to thwart hostile takeovers by concentrating voting power in the hands of management or other insiders.

Vote for dual-class recapitalizations when the structure is designed to protect economic interests of investors.

E.	Supermajority Shareholder Vote Requirement to Amend Charter or Bylaws
Vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.	Supermajority Shareholder Vote Requirement to Approve Mergers
Vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations. Supermajority provisions violate the principle that a simple majority of voting shares should be all that is necessary to effect change regarding a company.

Vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

6.	Miscellaneous Board Provisions

A.	Separate Chairman and CEO Positions
We will generally vote for proposals looking to separate the CEO and Chairman roles unless the company has governance structures in place that can satisfactorily

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counterbalance a combined chairman and CEO/president post. Such a structure should include most or all of the following:

●	Designated lead director, appointed from the ranks of the independent board members with clearly delineated duties. At a minimum these should include:

(1) Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

(2) Serves as liaison between the chairman and the independent directors,

(3) Approves information sent to the board,

(4) Approves meeting agendas for the board,

(5) Approves meeting schedules to assure that there is sufficient time for discussion of all agenda items,

(6) Has the authority to call meetings of the independent directors, and

(7) If requested by major shareholders, ensures that he is available for consultation and direct communication;

●	2/3 of independent board;

●	All-independent key committees;

●	Committee chairpersons nominated by the independent directors;

●	CEO performance is reviewed annually by a committee of outside directors; and

●	Established governance guidelines.

Additionally, the company should not have underperformed its peers and index on a one- year and three-year basis, unless there has been a change in the Chairman/CEO position within that time. Performance will be measured according to shareholder returns against index and peers.

B.	Lead Directors and Executive Sessions
In cases where the CEO and Chairman roles are combined, we will vote for the appointment of a “lead” (non-insider) director and for regular “executive” sessions (board meetings taking place without the CEO/Chairman present).

C.	Majority of Independent Directors
We generally vote for proposals that call for the board to be composed of a majority of independent directors. We believe that a majority of independent directors can be an important factor in facilitating objective decision making and enhancing accountability to shareholders.

Vote for shareholder proposals requesting that the board’s audit, compensation, and/or nominating committees include independent directors exclusively.

Generally vote for shareholder proposals asking for a 2/3 independent board.

D.	Stock Ownership Requirements
Vote for shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board, so long as such minimum amount is not excessive or unreasonable.

E.	Hedging / Pledging of Securities

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We support full disclosure of the policies of the company regarding pledging and/or hedging of company stocks by executives and board directors. We will vote FOR shareholder proposals which ask for disclosure of this policy. We will vote Case by Case for directors if it is determined that hedging and /or pledging of securities has occurred.

F.	Term of Office
Vote against shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

G.	Director and Officer Indemnification and Liability Protection
Proposals concerning director and officer indemnification and liability protection should be evaluated on a case-by-case basis.

Vote against proposals to limit or eliminate director and officer liability for monetary damages for violating the relevant duty of care.

Vote against indemnification proposals that would expand coverage beyond legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

Vote for proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful only if: (1) the director was found to have acted in good faith and in a manner that he reasonably believed was in the company’s best interests, and (2) the director’s legal expenses would be covered.

H.	Board Size
Vote for proposals to limit the size of the board to 15 members.

I.	Majority Vote Standard
We would generally vote for proposals asking for the board to initiate the appropriate process to amend the company’s governance documents (certificate of incorporation or bylaws) to provide that director nominees shall be elected by the affirmative vote of the majority of votes cast at an annual meeting of shareholders. We would generally review on a case-by-case basis proposals that address alternative approaches to a majority vote requirement.

7.	Miscellaneous Governance Provisions

A.	Independent Nominating Committee
Vote for the creation of an independent nominating committee.

B.	Confidential Voting
Vote for shareholder proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

Vote for management proposals to adopt confidential voting.

C.	Equal Access
Vote for shareholder proposals that would give significant company shareholders equal access to management’s proxy material in order to evaluate and propose voting

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recommendations on proxy proposals and director nominees and to nominate their own candidates to the board.

D.	Bundled Proposals
Review on a case-by-case basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances where the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

E.	Charitable Contributions
Vote against shareholder proposals regarding charitable contributions. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

F.	Date/Location of Meeting
Vote against shareholder proposals to change the date or location of the shareholders’ meeting. No one site will meet the needs of all shareholders.

G.	Include Nonmanagement Employees on Board
Vote against shareholder proposals to include nonmanagement employees on the board. Constituency representation on the board is not supported, rather decisions are based on director qualifications.

H.	Adjourn Meeting if Votes are Insufficient
Vote for proposals to adjourn the meeting when votes are insufficient. Management has additional opportunities to present shareholders with information about its proposals.

I.	Other Business
Vote for proposals allowing shareholders to bring up “other matters” at shareholder meetings.

J.	Disclosure of Shareholder Proponents
Vote for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

K.	Exclusive Venue
Generally, vote for management proposals which seek shareholder approval to make he state of incorporation the exclusive forum for disputes, if the company is a Delaware corporation; otherwise, vote on a case-by-case basis on management proposals which seek shareholder approval to make the state of incorporation, or another state, the exclusive forum for disputes.

8.	Capital Structure

A.	Common Stock Authorization
Review proposals to increase the number of shares of common stock authorized for issue on a case-by-case basis.

Vote against proposals to increase the number of authorized shares of a class of stock that has superior voting rights in companies that have dual-class capital structure.

B.	Stock Distributions: Splits and Dividends

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Vote for management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance as measured by total shareholder returns.

C.	Reverse Stock Splits
Vote for management proposals to implement a reverse stock split that also reduces the number of authorized common shares to a level where the number of shares available for issuance is not excessive given a company’s industry and performance in terms of shareholder returns.

Vote case-by-case on proposals to implement a reverse stock split that does not proportionately reduce the number of shares authorized for issue.

D.	Blank Check Preferred Authorization
Vote against proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

Vote for proposals to create “blank check” preferred stock in cases when the company expressly states that the stock will not be used as a takeover device.

Vote for proposals to authorize preferred stock in cases when the company specifies voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote case-by-case on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance as measured by total shareholder returns.

E.	Shareholder Proposals Regarding Blank Check Preferred Stock
Vote for shareholder proposals to have blank check preferred stock placements, other than those shares issued for the purpose of raising capital or making acquisitions in the normal course of business, submitted for shareholder ratification.

F.	Adjustments to Par Value of Common Stock
Vote for management proposals to reduce the par value of common stock. The purpose of par value is to establish the maximum responsibility of a shareholder in the event that a company becomes insolvent.

G.	Restructurings/Recapitalizations
Review proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan or if the company is in danger of being delisted on a case-by-case basis. Consider the following issues:

Dilution—How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

Change in Control—Will the transaction result in a change in control of the company?

Bankruptcy—Generally, approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

H.	Share Repurchase Programs

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Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

I.	Targeted Share Placements
These shareholder proposals ask companies to seek stockholder approval before placing 10% or more of their voting stock with a single investor. The proposals are in reaction to the placemen by various companies of a large block of their voting stock in an ESOP, parent capital fund or with a single friendly investor, with the aim of protecting themselves against a hostile tender offer. These proposals are voted on a case by case basis after reviewing the individual situation of the company receiving the proposal.

9.	Executive and Director Compensation

A.	Stock-based Incentive Plans
Votes with respect to compensation plans should be determined on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders). Other matters included in our analysis are the amount of the company’s outstanding stock to be reserved for the award of stock options, whether the exercise price of an option is less than the stock’s fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.

In addition, we will assess the structure of the equity plan taking into consideration certain plan features as well as grant practices. Once the cost of the plan is estimated and other features are taken into consideration, the plan will be reviewed to determine if it is in the best interest of the shareholders. Problematic pay practices will have a bearing on whether we support the plan. We will consider the pay practices of other companies in the relevant industry and peer companies in this analysis.

Review case-by-case stock based plans for companies which rely heavily upon stock for incentive compensation, taking into consideration the factors mentioned above. These companies include high growth and financial services companies where the plan cost as measured by shareholder value transfer (SVT) appears to be high.

For companies in the Russell 3000 we will generally vote against a plan and/or withhold from members of the compensation committee, when there is a disconnect between the CEO’s pay and performance (an increase in pay and a decrease in performance), the main source for the pay increase is equity-based, and the CEO participates in the plan being voted on. Specifically, if the company has negative one- and three-year total shareholder returns, and its CEO also had an increase in total direct compensation from the prior year, it would signify a disconnect in pay and performance. If more than half of the increase in total direct compensation is attributable to the equity component, we would generally recommend against the equity plan in which the CEO participates.

B.	Approval of Cash or Cash-and-Stock Bonus Plans
Vote for cash or cash-and-stock bonus plans to exempt the compensation from limits on deductibility under the provisions of Section 162(m) of the Internal Revenue Code.

C.	Shareholder Proposals to Limit Executive and Director Pay
Generally, vote for shareholder proposals that seek additional disclosure of executive and director pay information.

Review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay.

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Review on a case-by-case basis shareholder proposals for performance pay such as indexed or premium priced options if a company has a history of oversized awards and one-, two- and three-year returns below its peer group.

D.	Say on Pay – Advisory Vote
Generally, review on a case-by-case basis executive pay and practices as well as certain aspects of outside director compensation.

Where the company’s Say on Pay proposal received 60% or less support on its previous Say on Pay proposal, WITHHOLD votes for the compensation committee and or vote against the current Say on Pay proposal unless the company has demonstrated active engagement with shareholders to address the issue as well as the specific actions taken to address the low level of support.

In the case of externally-managed REITs, generally abstain from the advisory vote as there is a lack of transparency in both compensation structure and payout.

Say on Pay - Frequency
JPMAM will review compensation versus long/term performance on an annual basis.

E.	Golden and Tin Parachutes
Review on a case-by-case basis all proposals to ratify or cancel golden or tin parachutes. Favor golden parachutes that limit payouts to two times base salary, plus guaranteed retirement and other benefits.

Change-in-control payments should only be made when there is a significant change in company ownership structure, and when there is a loss of employment or substantial change in job duties associated with the change in company ownership structure (“double-triggered”). Change-in-control provisions should exclude excise tax gross-up and eliminate the acceleration of vesting of equity awards upon a change in control unless provided under a double-trigger scenario.

Generally vote case-by-case for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals for which the broad-based employee population is eligible.

F.	401(k) Employee Benefit Plans
Vote for proposals to implement a 401(k) savings plan for employees.

G.	Employee Stock Purchase Plans
Vote for qualified employee stock purchase plans with the following features: the purchase price is at least 85 percent of fair market value; the offering period is 27 months or less; and potential voting power dilution (shares allocated to the plan as a percentage of outstanding shares) is ten percent or less.

Vote for nonqualified employee stock purchase plans with the following features: broad- based participation (i.e., all employees of the company with the exclusion of individuals with five percent or more of beneficial ownership of the company); limits on employee contribution, which may be a fixed dollar amount or expressed as a percentage of base salary; company matching contribution up to 25 percent of the employee’s contribution,

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which is effectively a discount of 20 percent from market value; and no discount on the stock price on the date of purchase since there is a company matching contribution

H.	Option Expensing
Generally, vote for shareholder proposals to expense fixed-price options.

I.	Option Repricing
In most cases, we take a negative view of option repricings and will, therefore, generally vote against such proposals. We do, however, consider the granting of new options to be an acceptable alternative and will generally support such proposals.

J.	Stock Holding Periods
Generally vote against all proposals requiring executives to hold the stock received upon option exercise for a specific period of time.

K.	Transferable Stock Options
Review on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including cost of proposal and alignment with shareholder interests.

L.	Recoup Bonuses
Vote case-by-case on shareholder proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation.

M.	Two Tiered Compensation
Vote against proposals to adopt a two tiered compensation structure for board directors.

10.	Incorporation

A.	Reincorporation Outside of the United States
Review on a case-by-case basis proposals to reincorporate the company outside of the U.S.

B.	Voting on State Takeover Statutes
Review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, antigreenmail provisions, and disgorgement provisions).

C.	Voting on Reincorporation Proposals
Proposals to change a company’s state of incorporation should be examined on a case- by-case basis. Review management’s rationale for the proposal, changes to the charter/bylaws, and differences in the state laws governing the companies.

11.	Mergers and Corporate Restructurings

A.	Mergers and Acquisitions
Votes on mergers and acquisitions should be considered on a case-by-case basis, taking into account factors including the following: anticipated financial and operating benefits;

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offer price (cost vs. premium); prospects of the combined companies; how the deal was negotiated; and changes in corporate governance and their impact on shareholder rights.

B.	Nonfinancial Effects of a Merger or Acquisition
Some companies have proposed a charter provision which specifies that the board of directors may examine the nonfinancial effect of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. We generally vote against proposals to adopt such charter provisions. We feel it is the directors’ fiduciary duty to base decisions solely on the financial interests of the shareholders.

C.	Corporate Restructuring
Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, “going private” proposals, spin-offs, liquidations, and asset sales, should be considered on a case-by-case basis.

D.	Spin-offs
Votes on spin-offs should be considered on a case-by-case basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

E.	Asset Sales
Votes on asset sales should be made on a case-by-case basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

F.	Liquidations
Votes on liquidations should be made on a case-by-case basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

G.	Appraisal Rights
Vote for proposals to restore, or provide shareholders with, rights of appraisal. Rights of appraisal provide shareholders who are not satisfied with the terms of certain corporate transactions the right to demand a judicial review in order to determine a fair value for their shares.

H.	Changing Corporate Name
Vote for changing the corporate name.

12.	Social and Environmental Issues

We believe that a company’s environmental policies may have a long-term impact on the company’s financial performance. We believe that good corporate governance policies should consider the impact of company operations on the environment and the cost of compliance with laws and regulations relating to environmental matters, physical damage to the environment (including the costs of clean-ups and repairs), consumer preferences and capital investments related to climate change. Furthermore, we believe that corporate shareholders have a legitimate need for information to enable them to evaluate the potential risks and opportunities that climate change and other environmental matters pose to the company’s operations, sales and capital investments. We acknowledge that many companies disclose their practices relating to social and environmental issues and

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that disclosure is improving over time. We generally encourage a level of reporting that is not unduly costly or burdensome and which does not place the company at a competitive disadvantage, but which provides sufficient information to enable shareholders to evaluate the company’s environmental policies and performance. In general we support management disclosure practices except for those companies that have been involved in controversies, fines or litigation.

A.	Military Business
Vote case-by-case on defense issue proposals.

Vote case-by-case on disclosure reports that seek additional information on military-related operations.

B.	International Labor Organization Code of Conduct
Vote case-by-case on proposals to endorse international labor organization code of conducts.

Vote case-by-case on disclosure reports that seek additional information on company activities in this area.

C.	Promote Human Rights in China, Nigeria, the Sudan and Burma
Vote case-by-case on proposals to promote human rights in countries such as China, Nigeria, the Sudan and Burma.

Vote case-by-case on disclosure reports that seek additional information on company activities regarding human rights.

D.	Equal Employment Opportunity and Discrimination
Vote case-by-case on proposals regarding equal employment opportunities and discrimination.

Vote case-by-case on disclosure reports that seek additional information about affirmative action efforts, particularly when it appears that companies have been unresponsive to shareholder requests.

E.	Animal Rights
Vote case-by-case on proposals that deal with animal rights.

F.	Product Integrity and Marketing
Vote case-by-case on proposals that ask companies to end their production of legal, but socially questionable, products.

Vote case-by-case on disclosure reports that seek additional information regarding product integrity and marketing issues.

Vote case-by-case on resolutions requesting the disclosure and implementation of Internet privacy and censorship policies and procedures.

Vote case-by-case on proposals requesting the company to report on its policies, initiatives/procedures, oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain.

G.	Human Resources Issues
Vote case-by-case on proposals regarding human resources issues.

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Vote case-by-case on disclosure reports that seek additional information regarding human resources issues.

H.	Link Executive Pay with Social and/or Environmental Criteria
Vote case-by-case on proposals to link executive pay with the attainment of certain social and/or environmental criteria.

Vote case-by-case on disclosure reports that seek additional information regarding this issue.

I.	High Risk Markets
Vote case-by-case on requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism- sponsoring state or otherwise.

J.	Political Contribution
Generally vote against proposals asking the company to affirm political non-partisanship in the workplace.

Vote against proposals to publish the company’s political contributions taking into consideration recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending.

13.	Foreign Proxies

Responsibility for voting non-U.S. proxies rests with our Proxy Voting Committees located in London, Tokyo, and Hong Kong. The Proxy Committee is composed of senior analysts and portfolio managers and officers of the Legal and Compliance Department.

14.	Pre-Solicitation Contact

From time to time, companies will seek to contact analysts, portfolio managers and others in advance of the formal proxy solicitation to solicit support for certain contemplated proposals. Such contact can potentially result in the recipient receiving material non- public information and result in the imposition of trading restrictions. Accordingly, pre- solicitation contact should occur only under very limited circumstances and only in accordance with the terms set forth herein.

What is material non-public information?
The definition of material non-public information is highly subjective. The general test, however, is whether or not such information would reasonably affect an investor’s decision to buy, sell or hold securities, or whether it would be likely to have a significant market impact. Examples of such information include, but are not limited to:

●	a pending acquisition or sale of a substantial business;

●	financial results that are better or worse than recent trends would lead one to expect;

●	major management changes;

●	an increase or decrease in dividends;

●	calls or redemptions or other purchases of its securities by the company;

●	a stock split, dividend or other recapitalization; or

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●	financial projections prepared by the Company or the Company’s representatives.

What is pre-solicitation contact?
Pre-solicitation contact is any communication, whether oral or written, formal or informal, with the Company or a representative of the Company regarding proxy proposals prior to publication of the official proxy solicitation materials. This contact can range from simply polling investors as to their reaction to a broad topic, e.g., “How do you feel about dual classes of stock?” to very specific inquiries, e.g., “Here’s a term sheet for our restructuring. Will you vote to approve this?”

Determining the appropriateness of the contact is a factual inquiry which must be determined on a case-by-case basis. For instance, it might be acceptable for us to provide companies with our general approach to certain issues. Promising our vote, however, is prohibited under all circumstances. Likewise, discussion of our proxy guidelines, in whole or in part, with a company or others is prohibited. In the event that you are contacted in advance of the publication of proxy solicitation materials, please notify the Legal/Compliance Department immediately. The Company or its representative should be instructed that all further contact should be with the Legal/Compliance Department.

It is also critical to keep in mind that as a fiduciary, we exercise our proxies solely in the best interests of our clients. Outside influences, including those from within J.P. Morgan Chase should not interfere in any way in our decision making process. Any calls of this nature should be referred to the Legal/Compliance Department for response.

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B.	Europe, Middle East, Africa, Central America and South America

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I.	POLICY

Corporate Governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. J.P. Morgan Asset Management (‘JPMAM’) is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business at all times.

We have set out herein the principles which provide the framework for our corporate governance and proxy voting activity. Although these apply primarily to the UK and Europe and therefore principally concern accounts managed from the London office, our colleagues in New York, Tokyo and Hong Kong have similar guidelines, consistent with law and best practice in these different locations. Full details are available on request.

Our UK Guidelines are based on the revised UK Corporate Governance Code. Any company complying with its provisions can usually expect JPMAM to support its corporate governance policies. JPMAM is a member of the UK Pensions and Lifetime Savings Association (PLSA) and the Investment Association (IA), and we abide by these organisations’ corporate governance principles and also take their guidance into account when implementing our policy. If a company chooses to deviate from the provisions of the Code, we will give the explanations due consideration and take them into account as appropriate, based on our overall assessment of the standards of corporate governance evidenced at the company.

For Continental European markets, we expect companies to comply with local Corporate Governance Codes, where they exist. We fully recognise that, in certain European markets, there are areas where local law or practice prescribe differing structures or processes to those found in the UK, which must be taken into account. In markets where a comparable standard does not exist, we will use our own Guidelines as the primary basis for our voting and corporate governance activity, whilst taking local market practice into consideration where applicable. JPMAM also is a member of the European Funds and Asset Management Association (EFAMA), the International Corporate Governance Network (ICGN) and the Asian Corporate Governance Association (ACGA).

In our view, our Guidelines meet with the requirements of the US Department of Labor recommendations as they apply to ERISA and US Mutual Funds.

Voting

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of JPMAM to vote shares held in its clients’ portfolios in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

It should be noted that JPMAM treats every proxy on a case-by-case basis, voting for or against each resolution, or actively withholding our vote as appropriate. Our primary concern at all times is the best economic interests of our clients. These Guidelines are therefore an indication only of JPMAM’s normal voting policy. The investment analyst or portfolio manager always has discretion to override the policy should individual circumstances dictate.

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Certain markets require that shares being tendered for voting purposes are temporarily immobilised from trading until after the shareholder meeting has taken place. Other markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, empowered with Power of Attorney documentation which can represent considerable cost to clients. Elsewhere, notably Emerging Markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote, or there may be specific financial risks where, for example, voting can preclude participating in certain types of corporate action. In these instances, it may sometimes be in our clients’ best interests to intentionally refrain from voting in certain overseas markets from time to time.

As our Guidelines are primarily targeted at companies listed on main stock exchanges, it is sometimes difficult for smaller companies to apply the same corporate governance rules and we will look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

Proxy Committee

Responsibility for the formulation of voting policy in each region rests with the Proxy Committee, whose role is to review JPMAM’s corporate governance policy and practice in respect of investee companies and to provide a focal point for corporate governance issues. Each Committee is composed of senior analysts, portfolio managers, governance professionals, and can call upon members of legal and compliance, or other specialists, as appropriate. Committees meet at least quarterly, or more frequently as circumstances dictate. Each regional Committee reports, in turn, to a Global Proxy Committee, chaired by the Global Head of Equity, which has overall responsibility for our approach to governance issues worldwide, and for ensuring that regional policies comply with the firm’s global governance principles.

Stewardship and Engagement

As long-term owners, we regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important. For UK and European companies in particular, corporate governance specialists routinely attend scheduled one-to-one meetings alongside analysts and portfolio managers, as well as convene dedicated meetings as required in order to debate areas of concern. Full details of our Stewardship Policy are contained in Part III of this document.

JPMAM was a founding signatory to the UK Stewardship Code and we believe that our existing stewardship policies meet or exceed the standard required under the Code. Our full statement of compliance is available to view or download on our website.

Sustainability

JPMAM believes that non-financial issues, such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations. Full details are contained in Part IV of this document.

Conflicts of Interest

Typical conflicts include where JPMC or its Affiliates are involved in a transaction at an investee company, or provide banking or other services, or where JPM personnel sit on other company boards.

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase (including JPMAM) has established formal barriers designed to restrict the flow of information between JPMC’s securities, lending, investment banking and other

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divisions to JPMAM investment professionals. The policy is available to download from our website.

Where a potential material conflict of interest has been identified, JPMAM will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote. A record of all such decisions is available to clients on request.

Stocklending

Stock which is lent cannot normally be voted, as the right to vote is effectively lent with the shares. For routine voting, JPMAM views the revenue from lending activities to be of more value to the client than the ability to vote. However, we reserve the right to recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

J.P. Morgan Asset Management

London Proxy Committee

February 2016

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II.	VOTING GUIDELINES

1.	REPORTS & ACCOUNTS

Annual Report

Reports and accounts should be both detailed and transparent and should be submitted to shareholders for approval. They should meet accepted reporting standards, such as those prescribed by of the International Accounting Standards Board (IASB) and should meet with the spirit as well as the letter of those reporting standards. We agree with the UK Corporate Governance Code, that the company’s annual report and accounts, when taken as a whole, should be fair, balanced and understandable, a primary outcome of which is for the narrative sections of the annual report to reflect more accurately the company’s position, performance and prospects

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist, together with detailed explanations regarding any area of non-compliance.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure (whilst meeting minimum legal requirements) are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Remuneration Report

The remuneration policy as it relates to senior management should ideally be presented to shareholders as a separate voting item. We would expect the report to contain full details of all aspects of individual director’s emoluments. We will endeavour to engage with the company or seek an explanation regarding any areas of remuneration which fall outside our guidelines and we will abstain or vote against the remuneration report and, if appropriate, members of the Remuneration Committee, if we feel that explanation is insufficient. Any material changes to compensation arrangements should be put to shareholders for approval.

Several markets worldwide now have a binding vote on remuneration policy. In our view, remuneration policies should stand the test of time, and should not need amendment on an annual or biennial basis. We would therefore expect votes on remuneration policies to occur normally every third year, the maximum allowed under the regulations, and will regard it as concerning where companies feel the need to bring proposed changes to shareholders more frequently than this. Similarly, reporting under the new regulations should not necessarily lead to an increase in the volume of data provided. Investors expect clear and concise reports that are effective at communicating how executive pay is linked to delivery of the company’s strategy in the long-term.
see Compensation

2.	DIVIDENDS

Proposals for the payment of dividends should be presented to shareholders for approval and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we deem the payout ratio to be too low, or if the earnings and cash cover are inadequate and payment of the proposed dividend would prejudice the solvency or future prospects of the company.

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3.	BOARD OF DIRECTORS

Board Structure

Companies should be controlled by an effective board, with an appropriate balance of executive and non-executive directors, such that no single stakeholder or group of stakeholders has a disproportionate or undue level of influence. JPMAM is generally in favour of unitary boards of the type found in the UK, as opposed to tiered board structures. We find that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

We agree with the UK Financial Reporting Council (FRC), that the board has a vital role   to play in shaping and embedding a healthy corporate culture. The values and standards of behaviour set by the board are an important influence on culture within the organisation and we believe there are strong links between governance and establishing a culture that supports long-term success. In our view, there is a role for the board in establishing the culture, values and ethics of the company and in setting the ‘tone from the top’.

Board Independence

JPMAM believes that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions.

We agree with the ICGN, that the majority of a board should be independent, especially if the company has a joint Chairman / CEO. JPMAM will use its voting powers to encourage appropriate levels of board independence, whilst taking into account local market practice.

In order to help assess their contribution to the company, the time spent by each non- executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings. Boards should also create and maintain a formal succession plan, to ensure orderly refreshment of the board, and minimise over- dependence on any certain individual.

Chairman

Boards should be headed by an effective Chairman, who is independent on appointment. There should be a clear division of responsibilities at the head of a company, such that no one individual has unfettered powers of decision. JPMAM believes that the roles of Chairman and Chief Executive Officer should normally be separate and will generally vote against combined posts.

Board Size

Board size should be appropriate to the size and complexity of the company. JPMAM will exercise its voting powers in favour of reducing excessively-large boards wherever possible. Boards with more than 15 directors are usually deemed excessively large, whereas less than 5 directors may be too small to provide sufficient levels of independence for key committees.

Board Diversity

JPMAM is committed to supporting inclusive organisations where everyone can succeed on merit. Recruiting individuals with unique experiences and diverse backgrounds is a fundamental part of strengthening a business, and is an important consideration when searching for new board members. Although we do not endorse quotas, we expect

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boards to have a strategy to improve female representation in particular, as well as to consider diversity in its widest sense, both at board level and throughout the business.

Board Committees

Boards should delegate key oversight functions, such as responsibility for Audit, Nominations and Remuneration issues, to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report. Any Committee should have the authority to engage independent advisers where appropriate at the company’s expense.

Audit Committees should consist solely of non-executive directors, who are independent of management. The Committee should include at least one person with appropriate financial qualifications but they should all undergo appropriate training that provides and maintains a reasonable degree of financial literacy. Formal arrangements should be in place for the Committee to hold regular meetings with external auditors, without executive or staff presence and they should have an explicit right of unrestricted access to company documents and information.

Nomination Committees should be majority-independent; there should be a formal nomination process for the appointment of Directors.

Remuneration Committees should be independent; no director should be able to determine their own emolument. The remuneration report (where applicable) should be the responsibility of the Remuneration Committee.
See Remuneration Report

Boards of banks, or other large or complex companies, should establish a Risk Committee to provide independent oversight and advice to the board on the current risk exposures of the entity and future risk strategy, in order to manage these issues effectively within their business. These bodies should give a summary of their activities in the Annual Report.

Director Independence

We agree with the ICGN that a director will generally be deemed to be independent if he or she has no significant financial, familial or other ties with the company which might pose a conflict and has not been employed in an executive capacity by the company for at least the previous ten years.

A non-executive director who has served more than three terms (or ten years) in the same capacity can no longer normally be deemed to be independent. Directors staying on beyond this duration would require the fullest explanation to shareholders, and we would expect such directors to offer themselves for re-election annually.

In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

Director’s Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding and may not release the board from its legal responsibility.

JPMAM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

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Companies may arrange Directors and Officers (‘D&O’) liability insurance to indemnify executives in certain circumstances, such as class action lawsuits and other litigation. JPMAM generally supports such proposals, although we do not approve of arrangements where directors are given 100% indemnification, as this could absolve them of responsibility for their actions and encourage them to act recklessly. Such arrangements should not extend to third parties, such as auditors.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than three significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

We agree with the UK Corporate Governance Code that no single individual should chair more than one major listed company.

Investment Trust and Fund Directors

In the UK, the Boards of investment trust companies are unusual in being normally comprised solely of non-executive directors. JPMAM generally prefers that the majority of such boards (including the Chairman) are independent of the management company. We believe this to be appropriate and expect investment trust boards to comply with the Association of Investment Companies (AIC) Code of Corporate Governance.

We note that the AIC Code does not make explicit recommendations on board tenure. We take this into account when assessing director independence, although we agree with the AIC that investment trust companies should have a formal policy on tenure and that any director serving beyond three terms should offer themselves for re-election annually. We also believe that at least half of the board of an investment trust company (including the Chairman) should be non-executive directors having served for less than nine years, in order to ensure that the board does not become ossified with a large number of long-serving directors.

SICAV and other fund board directors should comply with the ALFI Code of Conduct, or equivalent codes where they exist.

4.	COMPENSATION

Directors’ Contracts
JPMAM believes that directors’ contracts should be of one year’s duration or less, and payments on termination should not exceed one year’s fixed compensation. This is accepted market best practice in the UK as well as other major European markets.

Special provisions whereby additional payment becomes due in the event of a change of control are an inappropriate use of shareholder funds and should be discouraged. Market practice regarding the length of director’s service contracts varies enormously: JPMAM is cognisant that it would be inappropriate to enforce UK standards in some other markets. To this end, JPMAM will take into account local market practice when making judgements in this area. Company Chairmen should not normally have executive-style contractual arrangements with the company which include severance terms.

Executive Director’s Remuneration
Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. Policy in this area cannot easily be prescribed by any code or formula to cater for all circumstances and must depend on responsible and well-informed judgement on the part of remuneration committees. Any remuneration policy should be transparent, simple to understand and fully disclosed to shareholders in a separate

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Remuneration Report within the Annual Report. Compensation should contain both a fixed element, set by reference to the external market but always cognisant of pay within a company’s general workforce, and a variable element, which fully aligns the executive with shareholders and where superior awards can only be achieved by attaining superior performance.

Due consideration should also be given to the effective management of risk within the business. This should be reflected in remuneration arrangements, in order to incentivise appropriate behaviours and, more importantly, discourage excessive risk taking, which may be detrimental to shareholders. Compensation arrangements should provide alignment between managers and shareholders across the cycle, and due consideration should be given to devices such as clawback or bonus/malus arrangements in order to avoid payment for failure.

JPMAM will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees. We feel that the specific amounts and types of employee compensation are within the ordinary business responsibilities of the board and the company management. However, the remuneration of executive directors should be determined by independent remuneration committees and fully disclosed to shareholders. Any stock option plans or long-term incentive plans should meet our guidelines for such plans set forth herein.

We believe firmly that directors should be encouraged to hold meaningful amounts of company stock, equivalent to at least one year’s salary, and two years or more for chief executives, which should be maintained for the duration of employment.

Transaction bonuses, one-off retention awards, or other retrospective ex-gratia payments, should not be made. Similarly, recruitment awards for incoming executives should be limited to the value of awards forgone, and be granted on equivalent terms.

Non-Executive Director’s Remuneration
JPMAM believes that non-executive directors should be paid, at least in part, in shares of the company wherever possible, in order to align their interests with the interests of shareholders. Performance criteria, however, should never be attached. Non-executive directors should not be awarded share options or performance based share awards.

Fixed Compensation
Executives are entitled to a basic salary set by reference to the external market and in particular benchmarked against the company’s immediate peers. Acknowledging that salary often forms the basis for variable compensation, we believe annual increases in salary should be limited and generally in line with the wider workforce of the company. Substantial increases in salary, for example where an executive has been promoted, should be fully justified to shareholders. We do not approve of large increases in fixed salary as a retention mechanism.

Variable Compensation
We generally prefer any variable compensation arrangement to have a short-term and long-term component. Annual bonuses are now a common feature of compensation packages. We prefer that bonuses be capped at a multiple of salary benchmarked against a company’s sector. In industries that operate an overall bonus pool we at least expect a cap on the overall potential pool. Whilst we recognise that annual bonus targets are often, though not always, commercially sensitive, we expect a high degree of disclosure on performance metrics (pre-award) and performance against those metrics (post-award). Payment of bonus for executives should take the form of cash and shares

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deferred for a defined period of time. Bonus malus and/or clawback are also expected features of any bonus scheme.

For the long-term component, share-based Long-Term Incentive Plans (LTIPs) and Share Option Schemes (SOSs) should be designed to give directors incentive to perform at the highest levels, and grants under such schemes should be subject to appropriate performance criteria which are challenging and which reflect the company’s long-term strategy and objectives over an appropriate period (at least three years, and preferably five years or more) There should be no award for below-median performance, and awards for at-median performance should be modest. Beneficiaries should be encouraged to retain any resultant shares for a suitable time, and should not benefit from free-matching shares for no other reason than a decision to defer compensation already earned.

We will generally vote against the re-setting of performance conditions on existing awards, the cancellation and re-issue, re-testing or re-pricing of underwater awards, the backdating of awards or discounted awards.

All incentive plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Furthermore, each director’s awards, awarded or vested, should be detailed, including term, performance conditions, exercise prices (if any), and the market price of the shares at the date of exercise. They should also take into account appropriate levels of dilution. Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

In all markets JPMAM will vote in favour of well-structured schemes with keen incentives and clear and specific performance criteria, which are challenging in nature and fully disclosed to shareholders in advance. We also favour simplicity both in the number of variable incentive schemes and in their structure. We will vote against payments which are excessive or performance criteria which are undemanding, or where there is excessive discretion exercised by remuneration committees. We would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the recipients.

Pensions
Pension arrangements should be transparent and cost-neutral to shareholders. JPMAM believes it is inappropriate for executives to participate in pension arrangements which are materially different to those of employees (such as continuing to participate in a final salary arrangement, when employees have been transferred to a defined contribution scheme). One-off payments into individual director’s pension schemes, changes to pension entitlements and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

5.	AUDITORS

Auditor Independence

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. JPMAM will vote against the appointment or re-appointment of auditors who are not perceived as being independent. The length of time both the audit company and the audit partner have served in their capacity with a given company may be a factor in determining independence.

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Auditor Rotation

In order to safeguard the independence of the audit, companies should rotate their auditor over time. We agree with the provisions of the UK Competition Commission, that companies should put their external audit contract out to tender at least every ten years.

Auditor Remuneration

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender.

We would oppose non-audit fees consistently exceeding audit fees, where no explanation was given to shareholders. Audit fees should never be excessive.

Auditor Indemnification

JPMAM is opposed to the use of shareholders’ funds to indemnify auditors.
see Audit Committee

6.	ISSUE OF CAPITAL

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorised share capital of the company. Any new issue of equity should take into account appropriate levels of dilution.

JPMAM believes strongly that any new issue of equity should first be offered to existing shareholders on a pre-emptive basis. Pre-emption rights are a fundamental right of ownership and we will vote against ‘cash box’ structures or other attempts to suspend, bypass or eliminate pre-emption rights, unless they are for purely technical reasons (e.g. rights offers which may not be legally offered to shareholders in certain jurisdictions). We prefer that these issuances are sought annually, and generally do not support multi-year capital issuances, or shares which are issued at a preferential discount to third parties as part of a related-party transaction.

JPMAM will vote against increases in capital which would allow the company to adopt ‘poison pill’ takeover defence tactics, or where the increase in authorised capital would dilute shareholder value in the long-term.

Issue of Debt

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, as well as issuances which would result in the company reaching an unacceptable level of financial leverage, where there is a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defence.

Share Repurchase Programmes

JPMAM will vote in favour of share repurchase or buy-back programmes where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way. We will vote against abusive schemes, or where shares are repurchased at an inappropriate point in the cycle, or when

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shareholders’ interests could be better served by deployment of the cash for alternative uses.

7.	MERGERS / ACQUISITIONS

Mergers and acquisitions are always referred to individual portfolio managers and/or investment analysts for a case-by-case decision, based exclusively on the best economic interests of our clients. In exceptional circumstances, we will split our vote and vote differently for individual clients depending on the respective desired investment outcomes of our portfolio managers. JPMAM may occasionally split its vote between different client constituents for technical reasons, such as cross-border mergers where certain groups of clients may not be able to hold the resultant stock, or to reflect differing portfolio strategies and/or investment outcomes.

As a general rule, JPMAM will favour mergers and acquisitions where the proposed acquisition price represents fair value, where shareholders cannot realise greater value through other means and where all shareholders receive fair and equal treatment under the merger/acquisition terms.

8.	VOTING RIGHTS

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share which either confer special voting rights to certain stakeholders, or restricted voting rights and we will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as voting right limits or cumulative voting; directors should represent all shareholders equally and voting power should accrue in direct proportion to the shareholder’s equity capital commitment to the company.

Minority shareholders should be protected from abusive actions by, or in the interests of, controlling shareholders, acting either directly or indirectly, and should have effective means of redress. Shareholders should also have the right to formally approve material related-party transactions at Annual General Meetings.

While certain fundamental changes to a company’s business, Articles of Association, or share capital should require a supermajority vote, voting on routine business should require a simple majority only (51%). We will generally oppose amendments to require inappropriate supermajority votes, or supermajority requirements which are being introduced as a tool to entrench management.

9.	OTHERS

Poison Pills

Poison pills, or shareholder rights plans, are devices designed to defend against hostile takeover. Typically, they give shareholders of a target company or a friendly third party, the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined ‘triggering event’ occurring (such as an outsider’s acquisition of a certain percentage of stock). Corporations may or may not be able to adopt poison pills without shareholder approval, depending on the market.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should, ultimately, be for shareholders, not managers, to decide. We find no clear evidence that poison pills enhance shareholder value. Rather, they are used as tools to entrench management.

JPMAM will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. Where anti-takeover devices exist, they should be fully disclosed

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to shareholders and shareholders should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or ‘bundled’ resolutions, depending on the context and local market practice.

Any amendments to Articles of Association should be presented to shareholders in such a way that they can be voted on independently. Shareholders should similarly be able to vote on the election of directors individually, rather than in bundled slates.

AOB

We will generally vote against ‘any other business’ resolutions where we cannot determine the exact nature of the business to be voted on.

Social / Environmental Issues

Companies should conduct their business in a manner which recognises their responsibilities to employees and other stakeholders, as well as broader society and the environment. Full details of our sustainability policy are available in Part IV of this document.

JPMAM reviews shareholder proposals concerning social and environmental issues. In normal circumstances, the consideration of social issues in investment decisions is the duty of directors; nevertheless from time to time, a company’s response to the circumstances of a particular social or environmental issue may have economic consequences, either directly or indirectly. In these cases, the economic effects are considered as primary when determining our vote.

Where management is proposing changes with a social, environmental or ethical dimension, these proposals should be in line with JPMAM’s Social and Environmental policy.
see Social and Environmental

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not support the use of shareholder funds for political donations.

J.P. Morgan Asset Management

London Proxy Committee

February 2016

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III.	STEWARDSHIP

J.P.   Morgan Asset Management (‘JPMAM’) recognises its wider stewardship responsibilities to its clients as a major asset owner. To this end, we support both the revised FRC Stewardship Code and the EFAMA Code for External Governance, which set out the responsibilities of institutional shareholders in respect of investee companies. JPMAM endorses the Stewardship Code for its UK investments and supports the Principles as best practice elsewhere. We believe that regular contact with the companies in which we invest is central to our investment process and we also recognise the importance of being an ‘active’ owner on behalf of our clients. Our approach to the seven Principles and how we apply them are set out below:

Institutional investors should:

1.	Publicly disclose their policy on how they will discharge their stewardship responsibilities.

JPMAM’s primary activity in the investment chain is as an asset manager for both institutional and retail clients. JPMAM’s investors and corporate governance specialists undertake four broad areas of activity, with the aim of identifying and mitigating Environmental, Social and Governance (‘ESG’) risk in our portfolios:

i)	Analysis of the governance profiles of the companies in which we invest, in order to identify outliers requiring further engagement;

ii)	Engagement with investee companies, in order to understand issues and promote best practice;

iii)	Informed, investor-led proxy voting;

iv)	Assessment of social and environmental issues, where they have the potential to impact the valuation.

Engagement with companies takes place on a wide range of issues, including strategy, performance, risk, capital structure, and corporate governance issues including board and oversight structures, skills, culture and remuneration. JPMAM does not outsource any of its stewardship activity. Proxy votes are assessed on a case-by-case basis by governance specialists in conjunction with the analyst or portfolio manager where appropriate. Where a company deviates from the UK Corporate Governance Code (or equivalent overseas codes, where they exist), JPMAM will always give due consideration to the explanation where it is given.

Copies of our Corporate Governance Policy are available on request, or to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although these policies apply primarily to investments in the UK and Europe and therefore principally concern accounts managed from the London office, our offices in New York, Tokyo and Hong Kong have similar guidelines, consistent with local law and best practice in these different jurisdictions. Full details are available on request.

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2.	Have a robust policy on managing conflicts of interest in relation to stewardship and this policy should be publicly disclosed.

As part of our broader Safeguard Policy, JPMAM has established formal barriers designed to restrict the flow of information between JPMC’s securities lending, investment banking and other divisions to JPMAM’s investment professionals, as well as in order to maintain the integrity and independence of our proxy voting decisions and engagement activity.

The policy document is available to download from our website:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

Although we generally take a single, unified approach to voting and engagement, in exceptional circumstances, we will split our vote or modify our engagement when the interests of our clients diverge from each other. This is always dealt with on a case- by-case basis, depending on the respective desired investment outcomes of those clients.

3.	Monitor their investee companies.

JPMAM has a team of corporate governance specialists, located in the ‘front office’ in order to better interact with analysts and portfolio managers regarding governance and stewardship issues. The team maintains a proprietary database containing detailed governance models for over 700 Pan-European companies, including all FTSE100 and selected FTSE250 and other companies, which evolve over time as we engage with companies and understand issues. These models are updated regularly, and notes of engagements with companies are retained in order to form a clear audit trail. For analyst-driven investment processes in London, these models are used to generate proprietary ESG rankings and ratings, which are incorporated into analysts’ models and stock rankings.

Where JPMAM deems it appropriate, we will enter into active dialogue with companies, except to the extent that we may risk becoming insiders or coming into receipt of material, non-public information, which may preclude us from dealing in the shares of the company concerned (although appropriate wall-crossing procedures do exist, if deemed in the best interests of our clients).

Where appropriate, JPMAM will attend key AGMs where we have a major holding, although it should be noted that JPMAM votes at nearly 10,000 shareholder meetings a year in over 70 markets worldwide and, clearly, this is not practicable except in very exceptional circumstances.

4.	Establish clear guidelines on when and how they will escalate their activities as a method of protecting and enhancing shareholder value.

JPMAM has established clear guidelines on how we escalate our engagement activities in order to protect our clients’ interests. We meet routinely with the senior executives of our investee companies at least annually; in the event that we are not satisfied with either their responsiveness or strategy, we may seek to meet with the chairman or other independent director(s), or express our concerns through the company’s advisers. Where appropriate, we will hold joint engagement meetings with other investors who share our concerns. We may also use our proxy votes in order to try and bring about management change. In extremis, we may consider speaking at

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the AGM or submitting a shareholder resolution, or requisitioning an EGM in order to bring about change, or to protect our clients’ interests.

5.	Be willing to act collectively with other investors where appropriate.

Subject to applicable laws and regulations in the relevant jurisdictions, JPMAM frequently works with other investors in collective engagement exercises with companies where appropriate (for example under the auspices of the UK Investor Forum and other formal and informal bodies), in order to enhance the effectiveness of our engagement. Circumstances where such collective engagement takes place include board succession planning, remuneration and AGM-related issues, as well as environmental and broader strategy issues.

6.	Have a clear policy on voting and disclosure of voting activity.

JPMAM votes at nearly 10,000 shareholder meetings each year, in over 70 markets worldwide. We endeavour to vote in all markets, wherever possible, unless there are certain technical reasons in overseas markets which preclude us from voting, or unless there is a conflict of interest. Votes are investor-led and made on a case-by- case basis, and we do not always support the board.

JPMAM retains the services of the ISS voting agency, although its analyses form only the ‘base case’ voting recommendation and we will frequently take a differing view, based on the results of our engagement activity or our own insights. We also retain the services of Ethix SRI Advisors to assist us with weapons screening and certain social and environmental issues for interested clients.

JPMAM has disclosed its proxy voting and engagement activity to its clients for a number of years. We also disclose selected voting highlights and engagement activity, as well as our detailed voting record, publicly on our website. These can be viewed under ‘Commentary and Analysis’ on our Institutional website, or by following the link:-

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/corporategovernance.aspx

JPMAM and its clients may participate in stocklending programmes. It is not the   policy of JPMAM to recall stock on loan for routine votes, where the revenue from lending activities to be of more value to the client than the ability to vote. However, we will recall stock on loan in exceptional circumstances, in order to protect our clients’ interests in the event of a particularly important or close vote. It should be noted that some of our clients participate in third-party lending arrangements directly with their custodians, which may be invisible to JPMAM.

7.	Report periodically on their stewardship and voting activities.

JPMAM maintains a clear record of its proxy voting and engagement activity. We also produce detailed quarterly voting and engagement activity reports for our clients, and publish summary information on our public website. These reports provide qualitative as well as quantitative information. The proxy voting function is independently verified by our external auditor as part of the ISAE3402 review, and oversight of our broader

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engagement process is also verified in accordance with AAF 01/06 as part of the monitoring stipulated by our UK investment trusts.

JPMAM believes that public disclosure of certain ongoing engagement with companies would be prejudicial to that engagement activity and would not be in the best interests of our clients. In these circumstances, we may decide not to disclose that activity until after the event.

The Proxy Committee has agreed to review this approach periodically, in accordance with the Principles. Finally, it should be pointed out that this statement is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager, or the J.P. Morgan Corporate Governance Team.

Our Statement of Compliance with the UK Stewardship Code can be viewed here:

http://am.jpmorgan.co.uk/institutional/aboutus/aboutus/frcstewardshipcode.aspx

Or follow the link to the FRC website: https://www.frc.org.uk/Our-Work/Codes- Standards/Corporate-governance/UK-Stewardship-Code/UK-Stewardship-Code- statements.aspx

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IV.	SOCIAL AND ENVIRONMENTAL

JPMAM believes that companies should act in a socially responsible manner. They should conduct their business in a way which recognises their responsibilities to employees and other stakeholders in the long-term, as well as broader society and the environment.

We have adopted a positive engagement approach to social, environmental and sustainability issues. Thus, specific assets or types of assets are not excluded from portfolios explicitly on social, environmental or ethical criteria (unless specifically requested by clients, or required by local legislation). Rather, analysts take such issues into account as part of the mainstream analytical and stock selection process.

Although JPMAM’s priority at all times is the best economic interests of its clients, we recognise that, increasingly, non-financial issues such as social and environmental factors have the potential to impact the share price, as well as the reputation of companies. Specialists within the ESG Team are tasked with assessing how companies deal with and report on social and environmental risks and issues specific to their sectors and/or industry. This analysis is then used to identify outliers within our investee companies which require further engagement. Engagement will either take place at scheduled company one-to-one meetings, or at dedicated meetings with non-executive directors, or Corporate Social Responsibility (‘CSR’) specialists (where they exist), or via the company’s broker. Our engagement activity is reported to clients on a quarterly basis.

Where social or environmental issues are the subject of a proxy vote, JPMAM will consider the issue on a case-by-case basis, keeping in mind the best economic interests of our clients. Increasingly, shareholder proposals are being used by activist groups to target companies as a means of promoting single-issue agendas. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

In formulating our policy, we have endeavoured not to discriminate against individual companies or sectors purely on the grounds of the particular business sector in which they are involved. Thus a tobacco company or a company in an extractive industry will not be automatically marked down because their sector is perceived as ‘unfriendly’.

We expect major listed companies in particular to have established a CSR Committee or similar body with responsibility for this area. Such a function should have direct access to the board and, ideally, there should be a designated main board director responsible for these issues. We would normally expect companies to publish a separate CSR Report, or to provide a CSR statement within their Annual Report, or on their website.

Controversial Weapons

The only exception to this approach is where investment in a particular sector or activity is prohibited by clients or by local legislation. Investment in landmines, cluster munitions and depleted uranium armour and ammunition (so-called ‘controversial weapons’) is   prohibited in certain European jurisdictions and, as a result, these names are excluded from our stock universe for our entire Luxembourg-domiciled SICAV fund range.

J.P. Morgan Asset Management is a signatory to the United Nations-supported Principles of Responsible Investment (‘PRI’), which commits participants to six Principles, with the aim of incorporating ESG criteria into their processes when making stock selection decisions and promoting ESG disclosure. The Principles and how we deal with them are set out below:

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1.	Incorporate ESG into investment analysis and decision-making

JPMAM has a dedicated ESG team in London, located in the ‘front office’ in order to better advise analysts and portfolio managers regarding ESG issues. The ESG Team routinely benchmarks companies in our investment universe versus our Guidelines in order to identify outliers. This then drives our proxy voting and engagement activity. This engagement is ongoing and does not only occur at the time of an AGM. Fund managers in each region take non-financial issues into account as part of the investment process where they have the potential to impact the valuation. For analyst-driven investment processes in London, our proprietary ESG scores are incorporated into analysts’ ratings and stock rankings.

2.	Be active owners and incorporate ESG into ownership policies and practices

Investment managers in all locations undertake regular contact with senior managers of investee companies to discuss issues and promote the interests of our clients. Investment professionals in all locations also have access to specialist ESG data and resources, in order to assist them in their investment decisions. JPMAM also votes at nearly 10,000 AGMs in over 70 markets worldwide. Votes are investor-led and made on a case-by-case basis. There are ESG policy documents available for each region, as well as a Global Policy, all of which are updated at least annually.

3.	Seek appropriate ESG disclosure in investee companies

JPMAM participates in a number of initiatives aimed at improving transparency and disclosure at investee companies, as well as stock exchanges, regulators and other bodies worldwide. As investors, we continually scrutinise companies’ Corporate Governance and Corporate Social Responsibility reports and encourage appropriate levels of disclosure.

4.	Promote the Principles

JPMAM works both independently and with trade associations and other industry bodies, as well as other formal and informal networks, to promote the Principles within the industry.

5.	Work together to enhance effectiveness

We also participate in joint investor networks such as ICGN, as well as engagement activity under the auspices of various local trade bodies, in order to enhance our effectiveness. Where appropriate, we also work with our competitors in collective engagement exercises with companies on ESG issues.

6.	Report our activities

JPMAM produces detailed quarterly ESG activity reports for all of its clients, and also publishes summary information on its public website.

JPMAM is also a member of, or participant in, the Carbon Disclosure Project (CDP), the Extractive Industries Transparency Initiative (EITI), the Global Real Estate Sustainability Benchmark (GRESB), the Investor Network on Climate Risk (Ceres), the United Nations

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Environment Program Finance Initiative (UNEP FI), and the UN Global Compact. J.P. Morgan Chase is a signatory to the Equator Principles on managing social and environmental risk in project finance. For further information, see:

www.unpri.org

www.cdproject.net

www.eiti.org

www.gresb.com

www.ceres.org

www.unepfi.org

www.unglobalcompact.org

www.equator-principles.com

Produced by:

Robert G Hardy

Executive Director

Head of Corporate Governance

+44 20 7742 5736

robert.g.hardy@jpmorgan.com

Version 18.01

Published February 2016

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C.	Asia ex Japan

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I	PRINCIPLES

Corporate governance addresses the agency problems that are induced by the separation of ownership and control in the modern corporation. JPMAM is committed to delivering superior investment performance to its clients worldwide. We believe that one of the drivers of investment performance is an assessment of the corporate governance principles and practices of the companies in which we invest our clients’ assets and we expect those companies to demonstrate high standards of governance in the management of their business.

We have set out below the principles which provide the framework for our corporate governance policy and proxy voting activity. Although the guidelines set out in this document apply to accounts managed from the Hong Kong and Singapore offices, our colleagues in London, New York and Tokyo have similar standards, consistent with law and best practice in these different locations.

Fiduciary Priority. Our clients appoint us to manage their assets in order to maximize the likelihood of meeting or exceeding their investment objectives at acceptable risk levels. Every decision to buy, hold or sell any security will be consistent with that overriding objective.

Stewardship and Engagement. We believe that regular contact with the companies that we invest in is central to our investment process. Our clients expect us, as their delegates, to monitor the governance of companies in which we have invested their assets. We encourage excellence in the management of companies through the considered application of best corporate governance practice.

Proxy Voting.  Company management is accountable to the shareholders, our clients. It is our responsibility to ensure this is recognized through the considered use of our clients’ votes.

Sustainability. We believe that non-financial factors such as social, environmental and sustainability issues can have an economic impact on our clients’ investments. We expect the companies in which we invest to behave in a manner consistent with these wider obligations.

Ongoing commitment. We are committed to reviewing our corporate governance principles, policies and guidelines to ensure that they fully reflect our interpretation of best market practice.

II	POLICY AND PROCEDURES

1	Proxy Committee

The JPMAM Asia Proxy Committee oversees the proxy voting process in the Asia ex Japan region. It is composed of senior officers from the investment and client services departments and supported by specialists from compliance and risk management. It meets quarterly, or more frequently as circumstances dictate and its minutes are circulated to senior management including the Global Proxy Committee to which it reports.

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2	Voting Policy

JPMAM manages the voting rights of the shares entrusted to it as it would manage any other asset. It is our policy to vote in a prudent and diligent manner, based exclusively on our reasonable judgement of what will best serve the financial interests of the beneficial owners of the security. So far as is practicable we will vote at all of the meetings called by companies in which we are invested.

Our Guidelines are primarily targeted at companies listed on main stock exchanges. It is sometimes difficult for smaller companies to apply the same corporate governance standards and we would look at any issues for such companies on a case-by-case basis. We would, however, encourage them to apply the highest possible standards of governance.

At AGMs in Asia ex Japan markets, we will generally follow the recommendations of an independent proxy voting service provider for items that are of a routine and non- contentious nature. To ensure we fulfil our fiduciary obligation to always act in our clients best interests, we will review each AGM notice to check whether there are any non- routine matters such as company reorganisations/ restructurings, takeover/ merger and senior management compensation plans included therein. If any such matters are identified then we will consider each one individually so that our clients’ best interests are served. The major routine matters in AGM are as follows:

1. Accept Financial Statement and Statutory Reports
2.  Approve Dividend
3.  Election and re-election of directors
4.  Fix remuneration of directors
5.  Appoint auditors and fix remunerations
6.  Approve issuance of Equity or Equity-Linked Securities without pre-emptive rights
7.  Approve repurchase of shares (up to 20% of issued capital)
8.  Authorise reissuance of repurchased shares

Also, certain markets require that shares are blocked from trading in order to be tendered for voting purposes. In these instances, it may be in our clients’ best interests to abstain from voting in order to preserve the ability to trade. For these countries, a decision will be taken on a case-by case basis in conjunction with the portfolio manager in order to determine how our clients’ best interests are served.

To assist us with companies’ proxy voting proposals, we have retained the services of an independent proxy voting provider, who is assigned responsibility for various functions, which may include one or more of the following: coordinating with client custodians to ensure that all proxy materials are processed in a timely fashion; providing us with a comprehensive analysis of each proxy proposal and providing us with recommendations on how to vote each proxy proposal based on our guidelines.

We have adopted procedures to recall shares on loan if a proposed major corporate event contemplates a shareholder vote to approve or to take other action. However, we may determine: (a) not to recall securities on loan if, in our judgment, the negative consequences to clients of recalling the loaned securities would outweigh the benefits of voting in the particular instance or (b) not to vote certain foreign securities positions if, in our judgment, the expense and administrative inconvenience or other burdens outweigh the benefits to clients of voting the securities.

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Situations can sometimes arise where more than one JPMAM client invests in the same company or in which a single client may invest in the same company but in multiple accounts. In those situations, two or more clients, or one client with different accounts, may be invested in strategies having different investment objectives, investment styles, or portfolio managers. As a result, JPMAM may cast different votes on behalf of different clients or on behalf of the same client with different accounts.

In the event a JPMAM investment professional makes a recommendation in connection with an override, the investment professional must provide the appropriate Proxy Administrator with reasons supporting his recommendation and a certification that he received no communication in regard to the proxy that would violate either the JPMorgan Chase Safeguard Policy or written policy on information barriers, or received any communication in connection with the proxy solicitation or otherwise that would suggest the existence of an actual or potential conflict between JPMAM’s interests and that of its clients and that he was not aware of any personal or other relationship that could present an actual or potential conflict of interest with the clients’ interests.

Conflicts of Interest

In order to maintain the integrity and independence of JPMAM’s proxy voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information amongst the asset management, securities, lending, investment banking and other divisions.

Where a potential material conflict of interest has been identified, the Proxy Administrator, in consultation with the Proxy Committee, will evaluate the potential conflict and make a recommendation on how to vote the proxy.

Finally, it should be pointed out that this document is intended as an overview only. Specific issues should always be directed to your account administrator or portfolio manager.

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III	VOTING GUIDELINES

Annual Report

Reports and accounts should be both detailed and transparent, and should be submitted to shareholders for approval. They should meet accepted reporting standards, and company accounts should employ Generally Accepted Accounting Practices. Reports should meet with the spirit as well as the letter of reporting standards, including the most recent recommendations of the International Accounting Standards Board.

The annual report should include a statement of compliance with relevant codes of best practice, in markets where they exist.

Legal disclosure varies from market to market. If, in our opinion, a company’s standards of disclosure are insufficient in any particular area, we will inform company management of our concerns. Depending on the circumstances, we will either abstain or vote against the resolution concerned. Similar consideration would relate to the use of inappropriate accounting methods.

Dividends

Proposals for the payment of dividends should be presented to shareholders for approval, and should be fully disclosed in advance of the meeting. We will vote against dividend proposals if we feel that payment of the proposed dividend would prejudice the solvency or future prospects of the company.

Auditors

Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will vote against the appointment or reappointment of auditors who are not perceived as being independent.

Companies should be encouraged to distinguish clearly between audit and non-audit fees. Audit fees should never be excessive. Audit committees should keep under review the non-audit fees paid to the auditor, both in relation to the size of the total audit fee and in relation to the company’s total expenditure on consultancy. A mechanism should be in place to ensure that consultancy work is put out to competitive tender. We would oppose non-audit fees consistently exceeding audit fees where no explanation is given to shareholders.

Boards

We believe that it is best practice for the roles of Chairman and Chief Executive Officer to be separate.

We are in favour of unitary boards of the type found in Hong Kong, as opposed to tiered board structures.

Boards with more than 20 directors are considered to be excessively large.

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We believe that a strong independent element to a board is essential to the effective running of a company. The calibre and number of non-executive directors on a board should be such that their views will carry significant weight in the board’s decisions. We believe that as a minimum, all boards should have at least three independent directors, unless the company is of such a size that sustaining such a number would be an excessive burden. We will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.

Board Committees

Where appropriate, boards should delegate key oversight functions to independent committees. The Chairman and members of any Committee should be clearly identified in the annual report.

Executive Directors’ Remuneration

Executive remuneration is and will remain a contentious issue, particularly the overall quantum of remuneration. We will generally vote against shareholder proposals to restrict arbitrarily the compensation of executives or other employees.

Directors’ Liability

In certain markets, this proposal asks shareholders to give blanket discharge from responsibility for all decisions made during the previous financial year. Depending on the market, this resolution may or may not be legally binding, and may not release the board from its legal responsibility.

We will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.

Directors over 70

We consider that a similar standard of care should be applied to the selection of a director over 70 as would be applied to that of any other director, although we would expect to   see such a director offer him or herself for re-election each year.

Directors’ Contract

Generally, we believe that directors’ contracts should be of one year’s duration or less.

Non-Executive Directors

As stated earlier in these guidelines, JPMAM believes that a strong independent element to a board is important to the effective running of a company. In determining our vote, we will always consider independence issues on a case-by-case basis, taking into account any exceptional individual circumstances, together with local markets’ differing attitudes to director independence.

In order to help assess their contribution to the company, the time spent by each non- executive director should be disclosed to shareholders, as well as their attendance at board and committee meetings.

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Audit and Remuneration Committees should be composed exclusively of independent directors.

Director Independence

We consider that a director will generally be deemed to be independent if he or she has no significant financial, family or other ties with the company which might pose a conflict, and has not been employed in an executive capacity by the company for at least the previous ten years.

Multiple Directorships

In order to be able to devote sufficient time to his or her duties, we would not normally expect a non-executive to hold more than five significant directorships at any one time. For executives, only one additional non-executive post would normally be considered appropriate without further explanation.

Non-Executive Directors’ Remuneration

Non-executive directors should be paid but should not be awarded options.

Bonuses for Retiring Directors and Internal Statutory Auditors

We will generally vote Against proposals for retirement bonuses which will be paid to retirees including one or more directors or statutory auditors designated by companies as an outsider.

Issue of Equity

In most countries, company law requires that shareholder approval be obtained in order to increase the authorized share capital of the company. Proposals for equity issues will also specify whether pre-emptive rights are to be retained or suppressed or partially suppressed for the issue. As a general rule, JPMAM believes that any significant new issue of equity should first be offered to existing shareholders on a pre-emptive basis.

JPMAM will vote in favour of increases in capital which enhance a company’s long-term prospects.

Issue of Debt

Reasons for increased bank borrowing powers are many and varied, including allowing normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defence.

JPMAM will vote in favour of proposals which will enhance a company’s long-term prospects. We will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defence, or where there is a material reduction in shareholder value.

Share Repurchase Programs

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Boards may instigate share repurchase or stock buy-back programs for a number of reasons. JPMAM will vote in favour of such programs where the repurchase would be in the best interests of shareholders and where the company is not thought to be able to use the cash in a more useful way.

We will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive manoeuvre or an attempt to entrench management.

Mergers and Acquisitions

JPMAM always reviews mergers and acquisitions on a case-by-case basis. As a general rule, we will favour mergers and acquisitions where the proposed transaction price represents fair value, where shareholders cannot realise greater value through other means, and where all shareholders receive fair and equal treatment under the offer terms.

Voting Rights

JPMAM believes in the fundamental principle of ‘one share, one vote’. Accordingly, we will vote to phase out dual voting rights or classes of share with restricted voting rights, and will oppose attempts to introduce new ones. We are opposed to mechanisms that skew voting rights, such as cumulative voting; and voting rights should accrue in accordance with the shareholder’s equity capital commitment to the company.

Share Options

Best practice requires that share options be fully expensed, so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be explained to shareholders.

We will generally vote against the cancellation and re-issue, re-pricing, of underwater options or the backdating of options.

Long Term Incentive Plans

A long term incentive plan can be defined as any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

JPMAM normally will vote in favour of schemes with keen incentives and challenging performance criteria, which are fully disclosed to shareholders in advance, and vote against payments which are excessive or performance criteria which are undemanding.

Charitable Issues

Charitable donations are generally acceptable, provided they are within reasonable limits and fully disclosed to shareholders.

Political Issues

JPMAM does not normally support the use of shareholder funds for political donations.

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Poison Pills

\Poison pills or shareholder rights plans, are devices designed to defend against a hostile takeover. Typically they give shareholders of a target company or a friendly party the right to purchase shares at a substantial discount to market value, or shares with special conversion rights in the event of a pre-defined triggering event such as a outsider’s acquisition of a certain percentage of stock.

JPMAM is fundamentally opposed to any artificial barrier to the efficient functioning of markets. The market for corporate control should ultimately be for shareholders, not managers to decide.

JPMAM will generally vote against anti-takeover schemes and support proposals aimed at revoking existing plans. Where such devices exist, they should be fully disclosed to shareholders who should be given the opportunity to review them periodically.

Composite Resolutions

Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or bundled resolutions, depending on the context.

JP Morgan Asset Management
Emerging Markets and Asia Pacific Group– Asia ex Japan
Asia Proxy Committee

March 2016

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D.	Japan

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Basic Policy on Corporate Governance

JPMorgan Asset Management (Japan) Ltd adopted the Japanese version of the Stewardship Code in May 2014; subsequently in August 2014, we disclosed the steps we follow with regard to the 7 principles of the Code. We recognize the importance of corporate governance and we will continue with our efforts to engage with companies as responsible institutional investors.

We also positively evaluate the Corporate Governance Code effective from June 2015, which we believe will serve to further enhance corporate governance in Japan.

J.P. Morgan Asset Management is a signatory to the United Nations Principles for Responsible Investment (UN PRI).

1.	Purpose of proxy voting

JPMorgan Asset Management (Japan) Ltd (AMJ) manages the voting rights of the shares entrusted to it as it would manage any other asset. It is the policy of AMJ to vote in a prudent and diligent manner, based exclusively on our reasonable judgment of what will best serve the financial interests of the beneficial owners of the security. When   exercising our vote, our aim is to evaluate the governance of the company concerned and maximize returns to shareholders over the long term.

2.	Proxy voting principles

●	We will vote at all of the meetings called by companies in which we are invested on behalf of our clients who have authorized us to vote.

●	In principle, we will not abstain or withhold our vote. This is to prevent the worst possible outcome, a shareholder meeting failing to meet its quorum and thereby not be effective.

●
It should be noted that AMJ scrutinises every proxy on a case-by-case basis, keeping in mind the best economic interests of our clients. We seek an improvement in the long term earnings or a prevention of deterioration in earnings of the company concerned.

●
Agenda items at shareholder meetings should be presented in such a way that they can be voted upon clearly, distinctly and unambiguously. We normally oppose deliberately vague, composite or “bundled” resolutions. If any agenda item is couched in vague terms or lacking in explanation, so that it would be possible to interpret the item in a manner detrimental to the rights of shareholders, in principle we will not support such a proposal.

●
Our engagement with a company as a shareholder is not limited to voting at the shareholders’ meeting. In the course of meetings with company management, we encourage the exercise of sound management with due consideration for social, environmental and ethical issues and engagement with shareholders. For example, if an accident / incident or corporate misconduct which could negatively impact the company’s economic value occurs, we will seek the implementation and announcement of improvement plans and timely disclosure to shareholders as deemed appropriate.

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This document provides the proxy voting guidelines and policy. It is also meant to encompass activities such as engagement with company management. We regard regular, systematic and direct contact with senior company management, both executive and non-executive, as crucially important.

31st March 2016

JPMorgan Asset Management (Japan) Ltd.

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Corporate Governance Guidelines

Distribution of income/Dividends and share buybacks

As investors, we are seeking sustainable earnings growth over the medium to long term and an expansion in shareholder value of the companies we invest in; thus we believe that concentrating solely on shareholders returns would not be appropriate. During different phases in a company’s development, we understand that the balance between retained earnings, capital expenditure and investment in the business, and returns to shareholders will change.

As a general rule, we will vote against any proposal for the appropriation of profits which involves a pay-out ratio of less than 50% (after taking into account other forms of pay-outs to shareholders such as share repurchase programs), if the capital ratio is equal to or greater than 50% and there is no further need to increase the level of retained earnings. Also, even in the event that the capital ratio is less than 50%, we will vote against management if the pay-out ratio is deemed to be strikingly low (after taking into account other forms of pay-outs such as share repurchase programs) without a valid reason. We believe that, in general, companies should target a total shareholder return of 30%.
The guidelines above relating to a company’s capital ratio have not been applied in the case of financial institutions; the income allocation proposals for financial institutions have been assessed on a case by case basis. We note, however, that the capital ratio in the banking industry has improved in recent years and thus believe conditions look more favorable now for returns to shareholders to be enhanced. Thus we believe that financial institutions should also target a total shareholder return of 30%. In instances where we deem that further retention of earnings is no longer required, we believe a total shareholder return greater than 50% would be appropriate.
If the appropriation of profits is not tabled as an item at the annual general meeting, in principle, we will vote against the re-election of directors, in cases where the above conditions are not met.
In addition, we will oppose the dividend proposal where we believe it will prejudice the solvency or future prospects of the company.
When making our decision, we take into account the history of the company’s return to shareholders, not just the outcome of the most recent financial year.
Where a company seeks to amend its articles of association to allow the distribution of income by way of board resolution, we will generally vote against such a proposal unless the company has stated its intention of moving to quarterly dividend payments.

Boards and Directors
Election of Directors
We will generally support the election of directors. However, if the candidate(s) infringes our guidelines with regard to the independence of directors or the number of directors, we will not support the proposal.

In addition, in the case of the re-election of directors, we will vote against candidates who infringe our guidelines pertaining to the length of tenure, pay-out ratio, poorly performing companies, anti-social activities, cross shareholdings, stock options, anti-hostile takeover measures, mergers and acquisitions, capital raising, borrowing and share repurchase programmes. Also, we will not support the re-election of external board members (external directors and external statutory auditors) whose attendance at board meetings falls below 75%. Where there are no external board members, we will generally oppose the re-election of the representative director(s).

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Number of Directors
Boards with more than 15 directors are deemed excessively large, and AMJ will exercise its voting powers in favour of reducing large boards wherever possible. AMJ believes a board with 15 directors or less is appropriate in Japan as well. To ensure a swift management decision-making process, in principle, we will therefore vote against a resolution for the election of directors where the premise is that the board will consist of more than 15 directors.

Director’s Term of Office
Every director should be subject to a re-election process and we believe the term of office should be one year’s duration or less. We well support amendment to the articles reducing the director’s term of office to one year; in principle, we will vote against a proposal where the term exceeds one year.

Length of tenure
We will take the length of tenure into consideration when a director is subject to re- election. In particular, when a director who has served for a long period is offered for re-election, we will take factors such as the company’s performance during that time into consideration.

Separation of Chairman and CEO
AMJ believes it is preferable if the role of Chairman and CEO is separate in Japan as well.

External Directors on the Board of Directors/Composition of the Board of Directors
We encourage the election of multiple external directors on the board of directors. Unless there are two or more external directors on the board of directors or candidates for external director at the AGM, in principle, we will vote against the election of the representative directors, such as the president of the company. When making our decision on this issue, we will not take the independence of the external director or the candidate for external director into consideration. Our decision regarding the independence of an external director will be reflected in our vote on that individual candidate.

We believe that it is not only the number of external directors which is of consequence but attach importance to the composition of the board of directors. We expect companies to have due regard to issues such as diversity and consideration should be given to achieving a suitable balance in terms of the areas of expertise of the individual board members.

Independence of external directors
Even if the candidate for external director meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external director.

●	Was or is employed at an affiliate company
●	Was or is employed at a large shareholder or major business partner.
●
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

●	An external director whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to directors at boards with committees, boards with statutory auditors and boards with supervisory committees.

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We will generally support a proposal to change the structure of the board from a statutory auditor type to one with a board with committees. We support measures to delegate key oversight functions such as Remuneration, Nomination and Audit to independent committees. We will also generally support a change to a board with supervisory committee, provided the company provides a clear and rational explanation behind such a move.

Dismissal of Directors
In principle, we will vote against measures to make the dismissal of directors more difficult.

Election of Statutory Auditors
We will generally support the election of statutory auditors. In the case of the re-election of statutory auditors, we will vote against candidates who infringe our guidelines pertaining to anti-social activities.

Independence of external statutory auditors
Even if the candidate for external statutory auditor meets the standards of local Japanese requirements, we believe the following candidates cannot be deemed independent without adequate explanation from the company; we will judge such a candidate to be subject to a conflict of interest and oppose their election as an external statutory auditor.

●	Was or is employed at an affiliate company
●	Was or is employed at a large shareholder or major business partner
●
Was or is employed at a legal firm, accounting firm, taxation firm, consultant or financial institution such as a bank where a business relationship exists with the company concerned so that a conflict of interest exists

●	An external statutory auditor whose tenure exceeds 10 years.

Any other candidate who also appears subject to a conflict of interest will be opposed. These criteria apply equally to candidates for alternate external statutory auditors.

Director’s Remuneration
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s remuneration and bonus payments.
We support the disclosure of the structure of director’s remuneration and the linkage of director’s remuneration to the company’s performance.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed appropriate. However, where there are no other appropriate proposals, we may vote against an increase in directors’ pay or the payment of bonuses.

Retirement bonus
The voting decision will be made in a comprehensive manner taking into account matters such as the recent trend in the company’s earnings. In principle, we will support shareholder resolutions in favour of the disclosure of individual director’s retirement bonus payments.
AMJ will vote against
●	Golden parachutes
●	Retirement bonus payments to external directors and external statutory auditors.
In cases where there has been anti-social activity or the company has had poor performance, votes will be cast against the re-election of directors, where this is deemed

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appropriate. However, where there are no other appropriate proposals, we may vote against the payment of retirement bonuses to directors.

Stock Options
Long-term incentive arrangements, such as share option schemes and L-TIPs, should be dependent upon challenging performance criteria and there should be no award for below median performance. The terms should be clearly explained and fully disclosed to shareholders and participants. We will vote against the proposal if the terms are unclear. Deep discount stock option plans will only be supported if exercise is prohibited in the first three years following the award. We will generally vote against the cancellation and re- issue, re-testing or re-pricing, of underwater options. Transaction bonuses, or other retrospective ex-gratia payments, should not be made. In general, we will not support a proposal where the dilution from existing schemes and the new program requiring AGM approval exceeds 10%. AMJ believes that external directors and external statutory auditors, as well as third parties such as clients should not be participants in incentive schemes.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the stock option program, we may oppose the re-election of directors.

Appointment of external audit firms
Auditors must provide an independent and objective check on the way in which the financial statements have been prepared and presented. We will oppose an appointment where we believe a conflict of interest may exist.

Exemption from liability
Apart from those instances where local rules allow, in general, we will vote against a limitation in the legal liability of directors and statutory auditors.

We believe agreements should not be concluded with external audit firms exempting them from liability and we will oppose proposals to amend articles of association to permit the introduction of such agreements.

Poorly performing companies
During our scrutiny of management proposals at AGMs, we will be cognisant of the recent trend in a company’s earnings. For example, where a company has seen a recurring decline in earnings, recorded a large loss, or continuously reported a noticeably low level of return (such as a company with a permanently low ROE), we may determine the poor performance of the company needs to be reflected in our voting activity. (We do not have a ROE target as such, but look at the level and trend in ROE when evaluating companies). In such instances, AMJ will vote against the re-election of a director where shareholder value has been negatively impacted by the poor performance attributable to mistakes made during the director’s term.

Anti-social activities
This is an item included within a Japanese context. There is no strict definition of anti- social activity, but in this context refers to companies, for example, subject to official sanctions from their regulatory bodies or have violated the law during the fiscal year in question. In addition, companies which have caused severe social problems or through their actions negatively impacted earnings and caused a severe loss to shareholder value will be considered. Emphasis is placed on the possibility or otherwise of the impairment of shareholder value through these activities.

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AMJ expects companies which have been involved in anti-social activities to disclose such activities to shareholders, together with the countermeasures and the remedial measures adopted. If the parties directly involved in the anti-social activity remain on the board of directors, in general, we will vote against the election of those directors and/or statutory auditors concerned. However, where there are no other appropriate proposals, we may vote against the directors’ remuneration, the payment of bonuses or retirement bonuses to directors, or the award of stock options.

Cross-shareholdings
This is an item included within a Japanese context. We do not support cross- shareholdings and in principle favour their liquidation. We will refer to the company’s purpose and rationale for cross-shareholdings provided in the Corporate Governance Report and in the event we believe there is insufficient rationale for the holding of equities, we will vote against the re-election of directors.

Adoption of anti-hostile takeover measures
AMJ considers such measures on a case-by-case basis. In principle we will oppose such measures, unless it is clear such measures are necessary and effective and will serve to enhance shareholder value. AMJ will generally vote against anti-takeover devices and support proposals aimed at revoking existing plans. AMJ will vote against increases in capital where the increase in authorised capital would dilute shareholder value in the long-term. Also, if management adopts other measures which fulfill the function of an anti- hostile takeover measure without seeking shareholder approval, methods of expressing a vote against management will be determined as deemed appropriate.

In a Japanese context, the following are among the steps we believe that can be viewed as “poison pill” equivalents: 1) MPO financings; 2) increases in authorized share capital without adequate explanation; 3) large scale dilution to parties other than shareholders; 4) issuance of “golden shares”; 5) deliberate changes as to the timing of re-election of directors; 6) lengthy extensions to the directors’ term. From the viewpoint of the safeguarding of shareholder rights, we will oppose the re-election of directors, for example, in this context.

Issue of classified stock
We will oppose the issue of classified stock without a rational explanation regarding the purpose of such a means of fund-raising.

Increase in the authorized share capital
AMJ will vote against the increase in the authorized share capital when we believe this will be detrimental to shareholder value.

Capital Increase
Capital increases will be judged on a case-by-case basis depending on its purpose. AMJ will vote against capital increases if the purpose is to defend against a takeover.

When new shares are issued, in principle, we believe existing shareholders should be given precedence. Even if this is not the case, we will look at each instance with due care.

If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding a capital increase during the fiscal year in question, we will oppose the election of directors.

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Borrowing of Funds
AMJ will vote against abrupt increases in borrowing of funds if the purpose is to defend against a takeover. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the borrowing of funds, we will oppose the re-election of directors.

Share Repurchase Programs
AMJ will vote in favour of share repurchase programs if it leads to an increase in the value of the company’s shares. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the share repurchase program, we will oppose the re-election of directors.

Mergers / Acquisitions
Mergers and acquisitions must only be consummated at a price representing fair value. If there is no opportunity to indicate our view at the shareholders meeting and we hold a negative view regarding the merger/acquisition, we will oppose the re-election of directors.

Social and Environmental Issues
JPMAM is a signatory to UN PRI based on the belief that due consideration of ESG issues as part of the investment process of evaluating companies is essential in terms of the preservation and creation of shareholder value over the mid to long term. Companies have a social responsibility towards its employees, other stakeholders, the society at large with due regard for the environment. The approach to ESG of investee companies and those companies we research will impact their mid to long term earnings and can impact their reputation; thus, we make investment decisions reflecting an ESG assessment.

We do believe, however, that where sustainability issues are the subject of a proxy vote, a distinction needs to be made between shareholder proposals which are being used by activist groups to target companies as a means of promoting single-issue agendas which can impair shareholder value and limit the power of management, and those which are constructive with the aim of improving the society and the environment in a meaningful manner. AMJ will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of our clients. In these instances, it is important to differentiate between constructive resolutions, intended to bring about genuine social or environmental improvement, and hostile proposals intended to limit management power, which may in fact ultimately destroy shareholder value.

AMJ does not exclude specific assets or types of assets on purely social, environmental or ethical criteria (unless specifically requested by clients). We do, however, engage with company management on sustainability issues as part of the analytical process.

Conflicts of Interest
In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, without undue influence from business relations with investee companies and to avoid conflicts of interest, AMJ refers to the view of third party governance specialists to form an objective and rational judgment.

There is a possibility that conflicts of interest may arise with other group companies within the JPMorgan Chase (the ultimate parent company of JPMAM) group as such companies

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may be providing funds or acting as the underwriter for investee companies. In order to maintain the integrity and independence of AMJ’s proxy-voting decisions, JPMorgan Chase has established formal barriers designed to restrict the flow of information between its securities, lending, investment banking and other divisions to investment professionals in the Asset Management division.

Nonetheless, where a potential material conflict of interest has been identified, AMJ, within the scope permitted by regulations and with clients, will call upon an independent third-party to make the voting decision, or it will contact individual clients to approve any voting decision, or may elect not to vote.

Shareholder proposals
We will apply the same standards for all proposals with the aim of improving shareholder value. Therefore, whether the proposal has been made by management or by a shareholder will not influence our decision making.

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Proxy Voting Policy and Procedures

The following proxy voting policy sets forth our general principles and our process for voting on securities held in client accounts where LMCG has discretion to vote proxies.  Our authority to vote proxies on behalf of our clients is established by our advisory contract or comparable documents.  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts as well.

General Principles
In order to set a framework within which proxy questions should be considered and voted, the following general principles should be applied:

•	As a fiduciary under ERISA or otherwise, the discretion to vote proxies for a client’s account should be exercised keeping in mind a fiduciary’s duty to use its best efforts to preserve or enhance the value of the client’s account. LMCG votes proxy ballots with the goal of fostering the interests of the client or the participants in the case of an ERISA account.

•	Proxy questions are considered within the individual circumstances of the issuer. It is possible that individual circumstances might mean that a given proxy ballot could be voted differently than what is generally done in other cases.

•	It is LMCG’s general policy that, when given authority to vote proxies for a client’s account, we must be authorized to vote all proxies for the account in our discretion. We do not generally accept partial voting authority or instructions from clients on how to vote on specific issues. Certain clients may direct us to vote proxies in accordance with a specific set of guidelines or recommendations appropriate to their circumstances in which case we will not have voting discretion but will facilitate voting in accordance with a client’s direction. Our clients may wish to retain proxy voting authority and vote their own proxies in order to satisfy their individual corporate governance goals.

LMCG maintains a set of proxy voting guidelines that describe in greater detail how we will generally vote specific issues for our clients.  While it is not an exhaustive list, it is intended to serve as the foundation on which we make most of our proxy voting decisions.  These guidelines are available upon request.  LMCG will from time to time review our proxy voting policy and guidelines and may adopt changes.  Clients may contact their Client Service Officer or the Compliance Office by calling (617) 380-5600 or via e-mail at compliance@lmcg.com for a copy of our current guidelines or to obtain a record of how proxies were voted for their account.

Process
LMCG is responsible for fair and accurate proxy voting and for ensuring that proxy ballots are voted in a timely manner.  LMCG has hired Institutional Shareholder Services, Inc. (“ISS”), a third party proxy voting vendor, to facilitate voting of proxy ballots based on guidelines established by LMCG.  LMCG’s Proxy Voting Administrator works with ISS and oversees the proxy voting process.  The Proxy Voting Administrator ensures that proxy voting is taking place, records are being maintained and that reporting and required filings are being made as necessary.

For proxy voting on behalf of private client accounts, LMCG may follow an accepted industry practice of voting shares on a rolled-up basis when the same security is held across multiple client accounts.  In

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general this process is utilized when numerous accounts are held at the same custodian bank.  For accounts in which proxy ballots are voted in this manner, proxy votes are reported in the aggregate.

Limitations
LMCG may abstain from voting a client proxy if, in its opinion, the value obtained by voting the proxy is outweighed by the unique cost or the operational or trading constraints to a client account or situation.  In accordance with fiduciary duties, LMCG weighs the costs and benefits of voting certain proxy proposals and makes an informed decision with respect to whether voting a given proxy proposal is prudent.

Some of LMCG’s clients engage in securities lending programs under which shares of an issuer may be on loan while that issuer is conducting a proxy solicitation.  Shares that are on loan are not eligible to be voted.  Generally, LMCG does not recall shares out on loan and therefore, shares that are on loan over record date are not voted.

Proxy voting in some foreign countries requires “share blocking”, which prevents selling of the shares for a period of time, usually about a week.  LMCG feels that the risks associated with locking up the shares outweigh the benefits of voting a proxy ballot.  Therefore, in general, LMCG will not vote proxy ballots in countries that require share blocking.

Conflicts of Interest
LMCG recognizes that the potential for conflicts of interest could arise in situations where we have discretion to vote client proxies and where LMCG has material business relationships or material personal or family relationships.  A conflict of interest may exist when client portfolios hold shares of a publicly traded company that is also an LMCG client.  To address potential conflicts, we have established a Proxy Voting Committee (“Committee”).  The Committee consists of representatives from the Compliance and Operations departments including the Chief Compliance Officer, Head of Operations and relevant Portfolio Manager (or their designee).  The Committee will use reasonable efforts to determine whether a potential conflict exists, including maintaining a list of clients or securities that may pose a potential conflict.

Securities identified as potential conflicts will be provided to ISS and flagged on the proxy voting system.  Members of the Committee will receive an email weekly from ISS notifying them of a proxy vote taking place on a security from the list.  Generally, votes cast for a security that represents a potential conflict of interest will default to LMCG’s standard voting policies.  If a portfolio manager wishes to change the vote, the rationale for the change must be provided in writing to the Committee and the Committee will review the request for conflicts.  If no conflicts exist, the Committee will authorize the Proxy Voting Administrator to process the vote change.  All meeting minutes and Committee decisions will be kept by the designated Committee member.

LMCG Investments, LLC is an indirect majority owned subsidiary of City National Corporation (CYN), a public company.  It is LMCG’s general policy not to acquire or hold CYN stock on behalf of our clients.  However, in the event that a client were to hold CYN in a portfolio which we manage, and LMCG was responsible for voting CYN on behalf of the client, the Proxy Voting Committee would default to the standard voting guidelines to vote the proxy.

Recordkeeping
LMCG shall maintain proxy voting records pursuant to Section 206-2 of the Advisers Act.  Such records will include a copy of policies and procedures, proxy statements, a record of each vote that is cast, any document created that was material to the decision on how to vote, as well as a copy of client requests for proxy voting information and responses to such requests.  LMCG’s Compliance Office also relies on

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ISS to provide certain proxy voting details promptly upon request in order to respond to certain requests for information or records.

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PROXY VOTING POLICY OF

LAZARD ASSET MANAGEMENT LLC

A.	Introduction

Lazard Asset Management LLC and its affiliates (“Lazard”) provide investment management services for client accounts, including proxy voting services. As a fiduciary, Lazard is obligated to vote proxies in the best interests of its clients. Lazard has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with clients’ best interests, and within the framework of this Proxy Voting Policy (the “Policy”). Lazard has adopted this Policy in order to satisfy its fiduciary obligation and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended.

Lazard manages assets for a variety of clients worldwide, including institutions, financial intermediaries, sovereign wealth funds, and private clients. To the extent that proxy voting authority is delegated to Lazard, Lazard’s general policy is to vote proxies on a given issue the same for all of its clients. This Policy is based on the view that Lazard, in its role as investment adviser, must vote proxies based on what it believes will maximize shareholder value as a long-term investor, and the votes that it casts on behalf of all its clients are intended to accomplish that objective. This Policy recognizes that there may be times when meeting agendas or proposals may create the appearance of a material conflict of interest for Lazard. When such a conflict may appear, Lazard will seek to alleviate the potential conflict by voting consistent with pre-approved guidelines or, in situations where the pre-approved guideline is to vote case-by-case, with the recommendation of an independent source. More information on how Lazard handles conflicts is provided in Section F of this Policy.

B.	Responsibility to Vote Proxies

Generally, Lazard is willing to accept delegation from its clients to vote proxies. Lazard does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to Lazard, however, and Lazard will not vote proxies, or provide advice to clients on how to vote proxies, in the absence of a specific delegation of authority or an obligation under applicable law. For example, securities that are held in an investment advisory account for which Lazard exercises no investment discretion, are not voted by Lazard, nor are shares that a client has authorized their custodian bank to use in a stock loan program which passes voting rights to the party with possession of the shares.

C.	General Administration

1.	Overview

Lazard’s proxy voting process is administered by its Proxy Operations Department (“ProxyOps”), which reports to Lazard’s Chief Operations Officer. Oversight of the process is provided by Lazard’s Legal / Compliance Department and by a Proxy Committee currently consisting of Managing Directors, Lazard’s General Counsel and Chief Compliance Officer, portfolio managers and other investment personnel of Lazard. The Proxy Committee meets at least
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annually to review this Policy and consider changes to it, as well as specific proxy voting guidelines (the “Approved Guidelines”), which are discussed below. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of ProxyOps, any member of the Proxy Committee, or Lazard’s General Counsel or Chief Compliance Officer. A representative of Lazard’s Legal / Compliance Department must be present at all Proxy Committee meetings.

2.	Role of Third Parties

To assist it in its proxy-voting responsibilities, Lazard currently subscribes to several research and other proxy-related services, including services offered by Institutional Shareholder Services, Inc. (“ISS”), one of the world’s largest providers of proxy-voting services.   ISS provides Lazard with its independent analysis and recommendation regarding virtually every proxy proposal  that Lazard votes on behalf of its clients, with respect to both U.S. and non-U.S. securities.  Lazard also subscribes to global proxy-relevant research provided by Glass Lewis & Co. LLC.

ISS provides additional proxy-related administrative services to Lazard. ISS receives on Lazard’s behalf all proxy information sent by custodians that hold securities of Lazard’s clients. ISS posts all relevant information regarding the proxy on its password-protected website for Lazard to review, including meeting dates, all agendas and ISS’ analysis. ProxyOps reviews this information on a daily basis and regularly communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis. ISS also provides Lazard with vote execution, recordkeeping and reporting support services.

3.	Voting Process

Lazard’s Proxy Committee has approved specific proxy voting guidelines regarding various common proxy proposals (the “Approved Guidelines”). As discussed more fully below in Section D of this Policy, depending on the proposal, an Approved Guideline may provide that Lazard should vote for or against the proposal, or that the proposal should be considered on a case-by-case basis.

ProxyOps provides Lazard’s Portfolio Manager/Analysts and Research Analysts (collectively, “Portfolio Management”) with the shareholder meeting agenda of proposals to be voted, the Lazard Approved Guidelines, as well as both Glass Lewis’ and ISS’ independent vote recommendations and supporting analyses for each proposal. Unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps will generally vote the proposal according to the Approved Guideline, absent a compelling reason for not doing so, and subject to situations where there may be the appearance of a material conflict of interest or certain strategy-specific situations; in which case an alternative approach may be followed (See Section F and G below). In cases where Portfolio Management recommends a vote contrary to the Approved Guideline, the rationale for doing so and all other relevant information is provided to the Proxy Committee for its final vote determination. If necessary, and in cases where there is a possibility of a split vote among Portfolio Management teams (as described in Section G.1. below), a meeting of the Proxy Committee will be convened to discuss the proposal and reach a final decision on Lazard’s vote instructions.

Where the Approved Guideline for a particular type of proxy proposal is to vote on a case-by-case basis, Lazard believes that input from Portfolio Management with knowledge of the issuer
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and its securities (collectively, “Portfolio Management”) is essential. Similarly, with respect to certain Lazard strategies, as discussed more fully in Sections F and G below, the Manager of ProxyOps will consult with Portfolio Management to determine when it would be appropriate to abstain from voting. Portfolio Management is, in Lazard’s view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issuer’s shares. Consequently, ProxyOps seeks Portfolio Management’s recommendation on how to vote all such proposals. Depending on the facts surrounding a particular case-by-case proposal, or Portfolio Management’s recommendation on a case-by-case proposal, the Manager of ProxyOps may consult with Lazard’s Chief Compliance Officer or General Counsel, and may seek the final approval of the Proxy Committee regarding Portfolio Management’s recommendation.

As a global firm, we recognize that there are differing governance models adopted in various countries and that local laws and practices vary widely. Although the Approved Guidelines are intended to be applied uniformly world-wide, where appropriate, Lazard will give consideration to regional/local law and best practices in applying our Proxy Voting Policy and vote instructions.

D.	Specific Proxy Items

Shareholders receive proxies involving many different proposals. Many proposals are routine in nature, such as a non-controversial election of Directors or a change in a company’s name. Others are more complicated, such as items regarding corporate governance and shareholder rights, changes to capital structure, stock option plans and other executive compensation issues, mergers and other significant transactions and social or political issues. Following are the Approved Guidelines for a significant proportion of the proxy proposals on which Lazard regularly votes. Of course, other proposals may be presented from time to time. Those proposals will be discussed with the Proxy Committee to determine how they should be voted and, if it is anticipated that they may re-occur, to adopt an Approved Guideline.

Certain strategy-specific considerations may result in Lazard voting proxies other than according to the Approved Guidelines, not voting shares at all, issuing standing instructions to ISS on how to vote certain proxy matters on behalf of Lazard, or other unique circumstances requiring special vote considerations. These considerations are discussed in more detail in Section G, below.

1.	Routine Items

Lazard generally votes routine items as recommended by the issuer’s management and board of directors, and against any shareholder proposals regarding those routine matters, based on the view that management is in a better position to evaluate the need for them. Lazard considers routine items to be those that do not change the structure, charter, bylaws, or operations of an issuer in any way that is material to shareholder value. Routine items generally include:

•	non-controversial election or re-election of directors;

•	appointment or election of auditors, in the absence of any controversy or conflict regarding the auditors;

•	issues relating to the timing or conduct of annual meetings; and

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•	name changes.

2.	Corporate Governance and Shareholder Rights Matters

Many proposals address issues related to corporate governance and shareholder rights. These items often relate to a board of directors and its committees, anti-takeover measures, and the conduct of the company’s shareholder meetings.

a.	Board of Directors and its Committees

Lazard votes in favor of provisions that it believes will increase the effectiveness of an issuer’s board of directors.  Lazard does not believe that establishing burdensome requirements regarding a board will achieve this objective.  Lazard has Approved Guidelines to vote:

•	For the establishment of an independent nominating committee, audit committee or compensation committee of a board of directors;

•	For a requirement that a substantial majority e.g. 2/3 of a company’s directors be independent;

•	Case-by-case basis regarding the election of directors where the board does not have independent “key committees” or sufficient board independence;

•	Case-by-case basis regarding non-independent directors who serve on key committees that are not sufficiently independent;

•	For proposals that a board’s committees comprise solely of independent directors or consist of a majority of independent directors;

•	Case-by-case basis on proposals to require the separation of chairman and CEO:

•
Case-by-case basis, generally For proposals to limit directors’ liability; broaden indemnification of directors; and approve indemnification agreements for officers and directors, unless doing so would affect shareholder interests in a specific pending or threatened litigation; or if indemnification is due to negligence then directors would be liable for intentional misconduct and actions taken without good faith intention - in these cases voting is on a case-by-case basis;

•	For proposals seeking to de-classify a board and Against proposals seeking to classify a board;

•	Case-by-case basis on all proposals relating to cumulative voting;

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Against shareholder proposals, absent a demonstrable need, proposing the establishment of additional committees; and on a case-by-case basis regarding the establishment of shareholder advisory committees;

•	Against shareholder proposals seeking to establish term limits for directors;

•	Case-by-case basis regarding proposals to establish directors’ mandatory retirement age;

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•	Case-by-case basis regarding the removal of age restrictions for directors;

•	Against shareholder proposals seeking to establish minimum stock-ownership requirements for directors;

•	Case-by-case basis regarding director stock retention /holding periods; and

•	Against shareholder proposals seeking to change the size of a board or requiring two candidates for each board seat.

b.	Anti-takeover Measures

Certain proposals are intended to deter outside parties from taking control of a company. Such proposals could entrench management and adversely affect shareholder rights and the value of the company’s shares.  Consequently, Lazard has adopted Approved Guidelines to vote:

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements~~,~~ for mergers or for the removal of directors;

•	Case-by-case basis regarding shareholder rights plans (also known as “poison pill plans”), and For proposals that ask management to submit any new poison pill plan to shareholder vote;

•	Against proposals seeking to adopt fair price provisions and on a case-by-case basis regarding proposals seeking to rescind them;

•	Against “blank check” preferred stock; and

•	Case-by-case basis regarding other provisions seeking to amend a company’s by-laws or charter regarding anti-takeover provisions.

c.	Conduct of Shareholder Meetings

Lazard generally opposes any effort by management to restrict or limit shareholder participation in shareholder meetings, and is in favor of efforts to enhance shareholder participation.  Lazard has therefore adopted Approved Guidelines to vote:

•	Against proposals to adjourn U.S. meetings;

•	Against proposals seeking to eliminate or restrict shareholders’ right to call a special meeting;

•	For proposals providing for confidential voting;

•	Against efforts to eliminate or restrict right of shareholders to act by written consent;

•	Against proposals to adopt supermajority vote requirements, or increase vote requirements; and

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•	Case-by-case basis on changes to quorum requirements.

3.	Changes to Capital Structure

Lazard receives many proxies that include proposals relating to a company’s capital structure. These proposals vary greatly, as each one is unique to the circumstances of the company involved, as well as the general economic and market conditions existing at the time of the proposal. A board and management may have many legitimate business reasons in seeking to effect changes to the issuer’s capital structure, including raising additional capital for appropriate business reasons, cash flow and market conditions. Lazard generally believes that these decisions are best left to management, absent apparent reasons why they should not be. Consequently, Lazard has adopted Approved Guidelines to vote:

•	For management proposals to increase or decrease authorized common or preferred stock (unless it is believed that doing so is intended to serve as an anti-takeover measure);

•	For stock splits and reverse stock splits;

•	Case-by-case basis on matters affecting shareholder rights, such as amending votes-per-share;

•	Case-by-case basis on management proposals to issue a new class of common or preferred shares;

•	For management proposals to adopt or amend dividend reinvestment plans;

•	Against changes in capital structure designed to be used in poison pill plans; and

•	Case-by-case basis on proposals seeking to approve or amend stock ownership limitations or transfer restrictions.

4.	Stock Option Plans and Other Executive Compensation Issues

Lazard supports efforts by companies to adopt compensation and incentive programs to attract and retain the highest caliber management possible, and to align the interests of a board, management and employees with those of shareholders. Lazard favors programs intended to reward management and employees for positive, long-term performance. However, Lazard will evaluate whether it believes, under the circumstances, that the level of compensation is appropriate or excessive.   Lazard has Approved Guidelines to vote:

•	Case-by-case basis regarding all stock option plans;

•	Against restricted stock plans that do not define performance criteria;

•	For employee stock purchase plans;

•	Case-by-case basis for stock appreciation rights plans;

•	For deferred compensation plans;

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•	Case-by-case basis regarding proposals to approve executive loans to exercise options;

•	Against proposals to re-price underwater options;

•	Case-by-case basis regarding shareholder proposals to eliminate or restrict severance agreements, and For proposals to submit severance agreements to shareholders for approval; and

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Against proposals to limit executive compensation or to require individual executive compensation to be submitted for shareholder approval, unless, with respect to the latter submitting compensation plans for shareholder approval is required by local law or practice.

5.	Mergers and Other Significant Transactions

Shareholders are asked to consider a number of different types of significant transactions, including mergers, acquisitions, sales of all or substantially all of a company’s assets, reorganizations involving business combinations and liquidations. Each of these transactions is unique. Therefore, Lazard’s Approved Guideline is to vote on each of these transactions on a case-by-case basis.

6.	Environmental, Social and Corporate Governance

Proposals involving environmental, social and corporate governance issues take many forms and cover a wide array of issues. Some examples may include: proposals to have a company increase its environmental disclosure; adoption of principles to limit or eliminate certain business activities, or limit or eliminate business activities in certain countries; adoption of certain conservation efforts; or the adoption of certain principles regarding employment practices or discrimination policies. These items are often presented by shareholders and are often opposed by the company’s management and its board of directors.

As set out in Lazard’s Environmental, Social and Corporate Governance (ESG) Policy, Lazard is committed to an investment approach that incorporates ESG considerations in a comprehensive manner in order to safeguard the interests of our clients. Lazard generally supports the notion that corporations should be expected to act as good citizens, but is obligated to vote on environmental, social and corporate governance proposals in a way that it believes will most increase shareholder value. Lazard’s Approved Guidelines are structured to evaluate most environmental, social and corporate governance proposals on a case-by-case basis. Lazard will generally support proposals asking for a company to increase its environmental/social disclosures (e.g., to provide a corporate sustainability report), and will vote For the approval of anti-discrimination policies and socially responsible agenda.

E.	Voting Securities in Different Countries

Laws and regulations regarding shareholder rights and voting procedures differ dramatically across the world. In certain countries, the requirements or restrictions imposed before proxies may be voted may outweigh any benefit that could be realized by voting the proxies involved. For example, certain countries restrict a shareholder’s ability to sell shares for a certain period of time if the shareholder votes proxies at a meeting (a practice known as “share blocking”). In other instances, the costs of voting a proxy (i.e., by being required to send a representative to the
7

meeting) may simply outweigh any benefit to the client if the proxy is voted. Generally, the Manager of ProxyOps will consult with Portfolio Management to determine whether they believe it is in the interest of the clients to vote the proxies. In these instances, the Proxy Committee will decide if it is in the best interest of its clients not to vote the proxies.

There may be other instances where Portfolio Management may wish to refrain from voting proxies (See Section G.1. below). Due to the nature of the investment strategy, a decision to refrain from voting proxies of certain Japanese securities or emerging market securities will generally be determined by Portfolio Management. (See Section G.1. below.)

F.	Conflicts of Interest

1.	Overview

Lazard is required to vote proxies in the best interests of its clients. It is essential, therefore, that material conflicts of interest or the appearance of a material conflict be avoided.

Potential conflicts of interest are inherent in Lazard’s organizational structure and in the nature of its business. Following are examples of situations that could present a conflict of interest or the appearance of a conflict of interest:

•
Lazard Frères & Co. LLC (“LF&Co.”), Lazard’s parent and a registered broker-dealer, or an investment banking affiliate has a relationship with a company the shares of which are held in accounts of Lazard clients, and has provided services to the company with respect to an upcoming significant proxy proposal (i.e., a merger or other significant transaction);

•	Lazard serves as an investment adviser for a company the management of which supports a particular proposal, and shares of the company are held in accounts of Lazard clients;

•	Lazard serves as an investment adviser for the pension plan of an organization that sponsors a proposal; or

•	A Lazard employee who would otherwise be involved in the decision-making process regarding a particular proposal has a material relationship with the issuer or owns shares of the issuer.

2.	General Policy and Consequences of Violations

All proxies must be voted in the best interest of each Lazard client, without any consideration of the interests of any other Lazard client (unrelated to the economic effect of the proposal being voted on share price), Lazard, LF&Co. or any of their Managing Directors, officers, employees or affiliates. ProxyOps is responsible for all proxy voting in accordance with this Policy after consulting with the appropriate member or members of Portfolio Management, the Proxy Committee and/or the Legal / Compliance Department. No other officers or employees of Lazard, LF&Co. or their affiliates may influence or attempt to influence the vote on any proposal. Doing so will be a violation of this Policy. Any communication between an officer or employee of LF&Co. and an officer or employee of Lazard trying to influence how a proposal should be voted
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is prohibited, and is a violation of this Policy. Violations of this Policy could result in disciplinary action, including letter of censure, fine or suspension, or termination of employment. Any such conduct may also violate state and Federal securities and other laws, as well as Lazard’s client agreements, which could result in severe civil and criminal penalties being imposed, including the violator being prohibited from ever working for any organization engaged in a securities business. Every officer and employee of Lazard who participates in any way in the decision-making process regarding proxy voting is responsible for considering whether they have a conflicting interest or the appearance of a conflicting interest on any proposal. A conflict could arise, for example, if an officer or employee has a family member who is an officer of the issuer or owns securities of the issuer. If an officer or employee believes such a conflict exists or may appear to exist, he or she should notify the Chief Compliance Officer immediately and, unless determined otherwise, should not continue to participate in the decision-making process.

3.	Monitoring for Conflicts and Voting When a Material Conflict Exists

ProxyOps monitors for potential conflicts of interest that could be viewed as influencing the outcome of Lazard’s voting decision. Consequently, the steps that Lazard takes to monitor conflicts, and voting proposals when the appearance of a material conflict exists, differ depending on whether the Approved Guideline for the specific item is clearly defined to vote for or against, or is to vote on a case-by-case basis. Any questions regarding application of these conflict procedures, including whether a conflict exists, should be addressed to Lazard’s Chief Compliance Officer or General Counsel.

a.	Where Approved Guideline Is For or Against

Lazard has an Approved Guideline to vote for or against regarding most proxy agenda/proposals. Generally, unless Portfolio Management disagrees with the Approved Guideline for a specific proposal, ProxyOps votes according to the Approved Guideline. It is therefore necessary to consider whether an apparent conflict of interest exists when Portfolio Management disagrees with the Approved Guideline. ProxyOps will use its best efforts to determine whether a conflict of interest or potential conflict of interest exists. If there is no material conflict, the proxy will be voted as outlined in this Policy. If conflict appears to exist, then the proposal will be voted according to the Approved Guideline.

In addition, in the event of a conflict that arises in connection with a proposal for Lazard to vote shares held by Lazard clients in a Lazard mutual fund, Lazard will typically vote each proposal for or against proportion to the shares voted by other shareholders.

b.	Where Approved Guideline Is Case-by-Case

In situations where the Approved Guideline is to vote case-by-case and a material conflict of interest appears to exist, Lazard’s policy is to vote the proxy item according to the recommendation of an independent source, currently ISS. The Manager of ProxyOps will use his best efforts to determine whether a conflict of interest or a potential conflict of interest may exist. If a conflict exists, and Lazard policy is to vote on a case-by-case basis, then ProxyOps will vote in accordance with the concurring recommendations of the two independent proxy advisory services, the ISS Proxy Advisor Service and the Glass Lewis recommendation. If these services’ recommendations are contrary to each other, ProxyOps will obtain the recommendation from a third independent source that provides voting advisory services, the ISS Taft-Hartley Proxy Voter
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Service, and will defer to the majority recommendation. If a recommendation from this approved third independent source is not available, Lazard will follow the recommendation of ISS’ Proxy Advisor service.

G.	Other Matters

1.	Issues Relating to Management of Specific Lazard Strategies

Due to the nature of certain strategies managed by Lazard, there may be times when Lazard believes that it may not be in the best interests of its clients to vote in accordance with the Approved Guidelines, or to vote proxies at all. In certain markets, the fact that Lazard is voting proxies may become public information, and, given the nature of those markets, may impact the price of the securities involved. Lazard may simply require more time to fully understand and address a situation prior to determining what would be in the best interests of shareholders. In these cases ProxyOps will look to Portfolio Management to provide guidance on proxy voting rather than vote in accordance with the Approved Guidelines, and will obtain the Proxy Committee’s confirmation accordingly.

Additionally, particularly with respect to certain Japanese securities, Lazard may not receive notice of a shareholder meeting in time to vote proxies for, or may simply be prevented from voting proxies in connection with, a particular meeting. Due to the compressed time frame for notification of shareholder meetings and Lazard’s obligation to vote proxies on behalf of its clients, Lazard may issue standing instructions to ISS on how to vote on certain matters.

Different strategies managed by Lazard may hold the same securities. However, due to the differences between the strategies and their related investment objectives, one Portfolio Management team may desire to vote differently than the other, or one team may desire to abstain from voting proxies while the other may desire to vote proxies. In this event, Lazard would generally defer to the recommendation of the portfolio management teams to determine what action would be in the best interests of its clients. However, under unusual circumstances, the votes may be split between the two teams. In such event, a meeting of the Proxy Committee will be held to determine whether it would be appropriate to split the votes.

2.	Stock Lending

As noted in Section B above, Lazard does not generally vote proxies for securities that a client has authorized their custodian bank to use in a stock loan program, which passes voting rights to the party with possession of the shares. Under certain circumstances, Lazard may determine to recall loaned stocks in order to vote the proxies associated with those securities. For example, if Lazard determines that the entity in possession of the stock has borrowed the stock solely to be able to obtain control over the issuer of the stock by voting proxies, or if the client should specifically request Lazard to vote the shares on loan, Lazard may determine to recall the stock and vote the proxies itself. However, it is expected that this will be done only in exceptional circumstances. In such event, Portfolio Management will make this determination and ProxyOps will vote the proxies in accordance with the Approved Guidelines.

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H.	Review of Policy

The Proxy Committee will review this Policy at least annually to consider whether any changes should be made to it or to any of the Approved Guidelines. Questions or concerns regarding the Policy should be raised with Lazard’s General Counsel or Chief Compliance Officer.
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BNY Mellon Proxy Voting and Governance Committee – Voting Policy

Policy Number: II-G-051
Applicable to: BNY Mellon businesses that have elected to join the BNY Mellon
Proxy Voting and Governance Committee
Posting Date: July 15, 2015

A.	Introduction/Purpose

BNY Mellon investment entities that have proxy voting authority over assets held in client accounts must exercise that authority in accordance with sound fiduciary principles as well as the applicable laws, rules, regulations and governing instruments of client accounts as set forth in this policy.

B.	Applicability and Scope

This policy applies to those investment advisory, banking and trust company subsidiaries and business units (each, a “Member Firm”) of The Bank of New York Mellon Corporation (“BNY Mellon”) that have elected to join the BNY Mellon Proxy Voting and Governance Committee (“PVGC” or the “Committee”). These Member Firms are listed in the Appendix.

This policy also applies to the registered investment companies (“Mutual Funds”), bank collective investment trusts and common trust funds (together, the “Collective Investment Funds”) and other pooled investment vehicles over which a Member Firm has proxy voting authority. Mutual Funds, Collective Investment Funds and other pooled investment vehicles are collectively referred to as “Funds.”

C.	Policy Statements

The Fiduciary Risk Management Committee (the “FRMC”) has delegated to PVGC on behalf of the Member Firms the responsibility to make proxy voting decisions for securities held in accounts over which the Member Firms have proxy voting authority. To fulfill that responsibility, PVGC has established the voting policies and processes outlined in the following section.

D.	Voting Policies and Processes

1.	Fiduciary Duty

PVGC recognizes that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. PVGC further recognizes that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser’s duty of loyalty precludes the adviser from subrogating its clients’ interests to its own. Accordingly, in voting proxies, PVGC will seek to act solely in the best financial and economic interests of its clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies in international markets, a Member Firm weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

2.	Long-Term Perspective

PVGC recognizes that management of a publicly-held company may need protection from the market’s frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

July 15, 2015

II-G-051: BNY Mellon Proxy Voting and Governance Committee – Voting Policy

3.	Limited Role of Shareholders

PVGC believes that a shareholder’s role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. PVGC will carefully review proposals that would limit shareholder control or could affect shareholder values.

4.	Anti-takeover Proposals

PVGC generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company’s future by a minority of its shareholders. PVGC will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

5.	“Social” Issues

On questions of social responsibility where economic performance does not appear to be an issue, PVGC will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management’s efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. PVGC will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

With respect to clients who require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client’s portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth below in Section D.6.

6.	Proxy Voting Process

Every voting proposal is reviewed, categorized and analyzed in accordance with PVGC’s written guidelines in effect from time to time. PVGC guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in the Committee’s policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to PVGC if the applicable guidelines so require. Proposals for which a guideline has not yet been established will be referred to PVGC for discussion and vote. Additionally, PVGC may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. PVGC will also consider specific interests and issues raised to the committee by a Member Firm, which interests and issues may require that a vote for an account managed by a Member Firm be cast differently from the collective vote in order to act in the best interests of such account’s beneficial owners.

7.	Material Conflicts of Interest

PVGC recognizes its duty to vote proxies in the best interests of its clients. The Committee seeks to avoid material conflicts of interest through the establishment of the committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendors, and without consideration of any client relationship factors. Further, the PVGC engages a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and securities of a Mutual Fund, and may engage an independent fiduciary to vote proxies of other issuers in at the Committee’s discretion.

July 15, 2015	Page 2

II-G-051: BNY Mellon Proxy Voting and Governance Committee – Voting Policy

8.	Securities Lending

PVGC seeks to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct a Member Firm to recall shares.

9.	Recordkeeping

PVGC will keep, or cause its agents to keep, the records for each voting proposal required by law.

10.	Disclosure

PVGC will furnish a copy of this policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, PVGC will furnish a copy of this policy, any related procedures, and its voting guidelines to clients who have delegated proxy voting authority to a Member Firm upon request. The Mutual Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law. PVGC recognizes that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (“ERISA”) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed after the shareholder meeting has been concluded (1) to those who have an interest in the account for which shares are voted and who have delegated proxy voting authority to a Member Firm or (2) to those who hold units of a Collective Investment Fund for which disclosure is made in accordance with the Commingled Funds Disclosure of Information Policy or, (3) for a Mutual Fund, as required by law. PVGC discloses publicly (on the BNY Mellon website) summaries of the Committee’s view on certain subject matters, and these summaries may provide insight as to how the Committee is likely to vote as a result of applying the Voting Guidelines to certain types of proposals. The Committee does not provide a rationale for its vote decisions to non-committee members except to the governing board of the Mutual Funds upon request.

11.	Charter

PVGC maintains a Charter which lists the committee’s responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

E.	Questions

If you should have any questions about this policy contact Christina Maguire, Christina.Maguire@bnymellon.com.

F.	Ownership

This policy is owned by the Proxy Voting and Governance Committee.

G.	Related Policies

●	II-G-052 Proxy Policy Committee

●	II-G-053 Disclosure of BNY Mellon Proxy Voting and Governance Committee Information

H.	Revision History

●	July 15, 2015 (current; placed into new template; reviewed and approved with no changes)

●	November 26, 2013 (reviewed and approved)

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II-G-051: BNY Mellon Proxy Voting and Governance Committee – Voting Policy

●	December 10, 2012 (reviewed and author updated to Christina Maguire)

July 15, 2015	Page 4

II-G-051: BNY Mellon Proxy Voting and Governance Committee – Voting Policy

Appendix: Member Firms

●	Alcentra NY, LLC

●	The Bank of New York Mellon

●	The Bank of New York Mellon Trust Company N.A.

●	BNY Mellon Investment Management Singapore Pte. Limited

●	BNY Mellon, National Association

●	BNY Mellon Trust of Delaware

●	The Boston Company Asset Management, LLC

●	The Dreyfus Corporation

●	Lockwood Advisors, Inc.

●	MBSC Securities Corporation

●	Mellon Capital Management Corporation

●	Standish Mellon Asset Management Company LLC

July 15, 2015	Page 5

PROXY VOTING POLICY

MILLIMAN FINANCIAL RISK MANAGEMENT LLC

POLICY

Milliman Financial Risk Management LLC (“Milliman”), as a matter of policy and as a fiduciary, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of Investment Companies for which it is the primary investment adviser. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

BACKGROUND

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised.

Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its Funds, Portfolios and clients; (b) to disclose to Funds, Portfolios and clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

RESPONSIBILITY

Susan Puz and Cassandra Becker have the responsibility for the implementation and monitoring of our proxy voting policy, practices, disclosures and record keeping, including outlining our voting guidelines in our procedures.

DISCLOSURE

Milliman will provide conspicuously displayed information in its Form ADV Part 2A summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how Milliman voted a client’s proxies, and that clients may request a copy of these policies and procedures.

Revision date 10.31.2014

PROCEDURES

Milliman has adopted procedures to implement the firm’s policy and reviews to monitor and insure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which include the following voting procedures:

1.
Introduction.  Milliman has adopted proxy voting policies and procedures as required by Rule 206(4)-6 of the Investment Advisers Act of 1940.  These policies and procedures are effective as of March 1, 2012.

2.	Principals and Guidelines.

a.
Principles.  Milliman’s primary purpose and fiduciary responsibility is to maximize shareholder value, which is defined as share price and dividend appreciation.  Milliman will vote proxies in the best interests of Investment Companies for which it is the primary adviser and will generally vote for, against, consider on a case-by-case basis, or abstain from voting as indicated below. Because of the extenuating circumstances associated with specific proxy issues, Milliman’s votes may differ from time to time from the indications noted.  In addition, the list may not include all proxies on which Milliman votes.  Milliman will also act, in our best judgment, on behalf of the Investment Companies for which it is the primary adviser on certain corporate actions that impact shareholder value, such as tender offers and bankruptcy proceedings.

b.
Voting Guidelines for Mutual Funds of Funds.  Milliman serves as investment adviser to certain investment companies under the Northern Lights Fund Trust.  These funds invest in other investment companies that are not affiliated (“Underlying Funds”) and are required by the Investment Company Act of 1940, as amended (the “1940 Act”) Act to handle proxies received from Underlying Funds in a certain manner.  Notwithstanding the guidelines provided in these procedures, it is the policy of Milliman to vote all proxies received from the Underlying Funds in the same proportion that all shares of the Underlying Funds are voted, or in accordance with instructions received from fund shareholders, pursuant to Section 12(d)(1)(F) of the 1940 Act.

3.	Obtaining More Information. Investment Companies for which Milliman is the primary adviser may obtain a record of Milliman’s proxy voting, free of charge, by calling (312) 726-0677.

4.	Voting Procedures. Milliman employs a third party proxy voting provider to effectuate voting and the receipt of records related to voting.

Revision date 10.31.2014

September 2015
MORGAN STANLEY INVESTMENT MANAGEMENT
PROXY VOTING POLICY AND PROCEDURES

I.	POLICY STATEMENT

Morgan Stanley Investment Management’s (“MSIM”) policy and procedures for voting proxies (“Policy”) with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.

The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each an “MSIM Affiliate” and collectively referred to as the “MSIM Affiliates” or as “we” below).

Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the “MSIM Funds”), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.

MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client’s benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns (“Client Proxy Standard”).  In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM’s engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client’s policy.

Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the “Research Providers”) are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations.

MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.

As part of MSIM’s ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.

Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer’s jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients’ non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.

II.	GENERAL PROXY VOTING GUIDELINES

To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.

We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.

We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies
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involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.

We may abstain on matters for which disclosure is inadequate.

A.	Routine Matters.

We generally support routine management proposals.  The following are examples of routine management proposals:

●	Approval of financial statements and auditor reports if delivered with an unqualified auditor’s opinion.

●	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.

●	Most proposals related to the conduct of the annual meeting, with the following exceptions. We generally oppose proposals that relate to “the transaction of such other business which may come before the meeting,” and open-ended requests for adjournment. However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported. We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.

B.	Board of Directors.

1.	Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board’s nominees for director except as follows:

a.	We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards of care and/or loyalty. We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent. We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe

3

the board has not been sufficiently forthcoming with information on key governance or other material matters.

b.	We consider withholding support from or voting against interested directors if the company’s board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient. We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE. Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.	At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.

c.	Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company’s compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.

e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.

f.	We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted

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governance practices for which there is a “bright line” test. For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.	In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such. We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.

i.	We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee’s board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.	We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.	We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate “say-on-pay” advisory vote on pay.

2.	Discharge of directors’ duties: In markets where an annual discharge of directors’ responsibility is a routine agenda item, we generally support such discharge. However, we may vote against discharge or abstain from voting where there are serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

3.	Board independence: We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company’s board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

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4.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.

5.	Majority voting: We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

6.	Proxy access: We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company’s proxy statement and on the company’s proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

7.	Reimbursement for dissident nominees: We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

8.	Proposals to elect directors more frequently: In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to “declassify” the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal. As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

9.	Cumulative voting: We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.) U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

10.	Separation of Chairman and CEO positions: We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies. In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context. In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

11.	Director retirement age and term limits: Proposals setting or recommending director retirement ages or director term limits are voted on a case-by-case basis that includes

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consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

12.	Proposals to limit directors’ liability and/or broaden indemnification of officers and directors: Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.         Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company’s articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

D.         Corporate transactions and proxy fights.  We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account.  Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection.  We also analyze proxy contests on a case-by-case basis.

E.         Changes in capital structure.

1.	We generally support the following:

●	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.

●	U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

●	U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

●	Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for

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standing share issuance authority. We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers’ (“ABI”) guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

●	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.

●	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.

●	Management proposals to effect stock splits.

●	Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter. Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

●	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.

2.	We generally oppose the following (notwithstanding management support):

●	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.

●	Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

●	Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

●	Proposals relating to changes in capitalization by 100% or more.

We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to
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shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.

F.         Takeover Defenses and Shareholder Rights.

1.	Shareholder rights plans: We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills). In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.	Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder. In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.	Shareholders right to call a special meeting: We consider proposals to enhance a shareholder’s rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.

4.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.

5.	Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis. We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

6.	Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

7.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are “bundled” and presented for a single vote.

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G.        Auditors.   We generally support management proposals for selection or ratification of independent auditors.  However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive.  Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.

H.        Executive and Director Remuneration.

1.	We generally support the following:

●	Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest. Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage (“run rate”) of equity compensation in the recent past; or if there are objectionable plan design and provisions.

●	Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context. While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director’s decision to resign from a board (such forfeiture can undercut director independence).

●	Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

●	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.

2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.

3.	In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally

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oppose shareholder proposals that would establish arbitrary caps on pay. We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.	Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company’s current and past practices. While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.

6.	We generally support shareholder proposals for reasonable “claw-back” provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not actually met in light of subsequent restatements.

7.	Management proposals effectively to re-price stock options are considered on a case-by-case basis. Considerations include the company’s reasons and justifications for a re-pricing, the company’s competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.	Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.          Social, Political and Environmental Issues.  Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value.  We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily
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determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.

J.          Funds of Funds.  Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds.  If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds.  If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.

III.        ADMINISTRATION OF POLICY

The MSIM Proxy Review Committee (the “Committee”) has overall responsibility for the Policy.  The Committee, which is appointed by MSIM’s Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team (“CGT”).  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.

The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.

The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.

CGT and members of the Committee may take into account Research Providers’ recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies (“Index Strategies”) will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed
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pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.

A.        Committee Procedures

The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying “split votes” (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be voted differently than other shares) and/or “override voting” (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.

The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.

B.        Material Conflicts of Interest

In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question (“Special Committee”).

A potential material conflict of interest could exist in the following situations, among others:

1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.

2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.

3.	Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:

1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.

2.	If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same
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recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM’s Client Proxy Standard.

3.	If the Research Providers’ recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.

Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM’s General Counsel or his/her designee and the Chief Compliance Officer or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.

C.        Proxy Voting Reporting

The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board’s next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.

MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client’s account.

MSIM’s Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund’s holdings.
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APPENDIX A

Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP’s Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM’s Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.

In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.

Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the “Fund”) that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:

1.	Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a “Designated Person,” and collectively, the “Designated Persons”), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person’s death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

2.	Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund’s organizational documents; provided, however, that, if the Fund’s organizational documents require the consent of the Fund’s general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then AIP may exercise its voting rights with respect to such matter.
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Summary of Neuberger Berman’s Proxy Voting Policy

Neuberger Berman has implemented written Proxy Voting Policies and Procedures (Proxy Voting Policy) that are designed to reasonably ensure that Neuberger Berman votes proxies prudently and in the best interest of its advisory clients for whom Neuberger Berman has voting authority.  The Proxy Voting Policy also describes how Neuberger Berman addresses any conflicts that may arise between its interests and those of its clients with respect to proxy voting.

Neuberger Berman’s Proxy Committee is responsible for developing, authorizing, implementing and updating the Proxy Voting Policy, overseeing the proxy voting process, and engaging and overseeing any independent third-party vendors as voting delegate to review, monitor and/or vote proxies.  In order to apply the Proxy Voting Policy noted above in a timely and consistent manner, Neuberger Berman utilizes Glass, Lewis & Co. LLC (Glass Lewis) to vote proxies in accordance with Neuberger Berman’s voting guidelines.

For socially responsive clients, Neuberger Berman has adopted socially responsive voting guidelines.  For non-socially responsive clients, Neuberger Berman’s guidelines adopt the voting recommendations of Glass Lewis.  Neuberger Berman retains final authority and fiduciary responsibility for proxy voting.  Neuberger Berman believes that this process is reasonably designed to address material conflicts of interest that may arise between Neuberger Berman and a client as to how proxies are voted.

In the event that an investment professional at Neuberger Berman believes that it is in the best interest of a client or clients to vote proxies in a manner inconsistent with Neuberger Berman’s proxy voting guidelines or in a manner inconsistent with Glass Lewis recommendations, the Proxy Committee will review information submitted by the investment professional to determine that there is no material conflict of interest between Neuberger Berman and the client with respect to the voting of the proxy in that manner.

If the Proxy Committee determines that the voting of a proxy as recommended by the investment professional presents a material conflict of interest between Neuberger Berman and the client or clients with respect to the voting of the proxy, the Proxy Committee shall:  (i) take no further action, in which case Glass Lewis shall vote such proxy in accordance with the proxy voting guidelines or as Glass Lewis recommends; (ii) disclose such conflict to the client or clients and obtain written direction from the client as to how to vote the proxy; (iii) suggest that the client or clients engage another party to determine how to vote the proxy; or (iv) engage another independent third party to determine how to vote the proxy.

August 2012

C o m p l i a n c e P o l i c y

OPPENHEIMERFUNDS, INC. AND ITS ADVISORY SUBSIDIARIES PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES and PORTFOLIO PROXY VOTING GUIDELINES

Dated:          April, 2015

Applicable Rules And Regulations:
Rule 206(4)-6 of the Investment Advisers Act of 1940; Form N-1A Under The Investment Company Act and Securities Act of 19331; Rule 30B1-4 of the Investment Company Act of 1940 (Filing of Proxy voting records on Form N-PX)

Objectives Of Policy:
These Portfolio Proxy Voting Policies and Procedures (the “Policies and Procedures”), which include the attached “Portfolio Proxy Voting Guidelines” (the “Guidelines”), set forth the proxy voting policies, procedures and guidelines.

Scope / Functional Applicability:
These Policies, Procedures and Guidelines apply to OppenheimerFunds, Inc. (“OFI”) and its investment advisory subsidiaries—OFI Global Asset Management, Inc., OFI SteelPath, Inc., OFI Global Institutional Asset Management, Inc., OFI Private Investments Inc., and HarbourView Asset Management Corporation (OFI and each of its advisory subsidiaries are each an “OFI Adviser”) Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as “OFI”.

Introduction / Definition / Policy Statement:
OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser  (“Fund(s)”).
To the extent that these Policies, Procedures and Guidelines establish a standard, OFI’s compliance with such standard, or failure to comply with such standard, will be subject to OFI’s judgment.

1 Form N-1A is the registration form used by registered investment companies to register under the Investment Company Act and to register their shares under the Securities Act of 1933.  Form N-1A requires open-end registered investment companies to disclose the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities.

Policy Details:

Summary of Requirements under Regulation
Under Rule 206(4)-6 of the Investment Advisers Act, an investment adviser that exercises voting authority with respect to client securities are required to adopt and implement written policies and procedures that are reasonably designed to ensure that the adviser votes proxies in the best interest of its clients, including investment companies registered under the Investment Company Act of 1940.

A.        Funds for which OFI has Proxy Voting Responsibility
OFI Registered Funds.  Each Board of Directors/Trustees (the “Board”) of the Funds registered with the U.S. Securities and Exchange Commission (“SEC”) and advised by OFI (“OFI Registered Funds”) has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to “Board” shall only apply to OFI Registered Funds.
Sub-Advised Funds.  OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards (“Sub-Advised Funds”).  Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds’ managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds.  When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.
Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans (“Other Funds”). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.
B.         Proxy Voting Committee
 OFI’s internal proxy voting committee (the “Committee”) is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies.  The Committee has adopted a written charter that outlines its responsibilities.
The Committee shall oversee the proxy voting agent’s compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines.

C.        Administration and Voting of Portfolio Proxies
1.            Fiduciary Duty and Objective
As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager’s rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).
In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company’s stock held by the Funds.  Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI’s primary consideration is the economic interests of the Funds and their shareholders.
  From time to time, a Fund may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Fund becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders’ meetings.  To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Fund to vote in a set manner with respect to future agenda items.  The Committee will review these arrangements to determine that such arrangements are in the best interests of the Funds (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.
2.             Proxy Voting Agent
On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines.  As discussed above, the Committee is responsible for monitoring the proxy voting agent.
In general, OFI may consider the proxy voting agent’s research and analysis as part of OFI’s own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis.  OFI bears ultimate responsibility for how portfolio proxies are voted.  Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines.   The proxy voting agent also will assist OFI in maintaining records of OFI’s and the OFI Registered and Sub-Advised Funds’ portfolio proxy votes, including the appropriate records necessary for the Funds’ to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC as required by Rule 30b1-4 under the Investment Company Act.
3.              Material Conflicts of Interest
OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates.  To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships.   A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the “company”), on one hand, and OFI or any of its affiliates (together “OFI”), on the other, including, but not limited to, the following relationships:
●	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
●	a company that is a significant selling agent of OFI’s products and services solicits proxies;
●	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
●	OFI and the company have a lending or other financial-related relationship.
In each of these situations, voting against company management’s recommendation may cause OFI a loss of revenue or other benefit.
OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions.  The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest (“Conflicts List”).   In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:
●	If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent’s general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.
●	With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the

Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent’s general recommended guidelines, the Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee’s knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.

If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.
4.              Certain Foreign Securities
Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures.  In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as “share-blocking.”  Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security.  In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting.  Accordingly, OFI may determine not to vote such securities.  If OFI determines to vote a portfolio proxy and during the “share-blocking period” OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).
5.             Securities Lending Programs
The Funds may participate in securities lending programs with various counterparties.  Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds’ portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund’s investment in such loaned securities.

6.            Shares of Registered Investment Companies (Fund of Funds)
Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the “Fund of Funds”).  Accordingly, the Fund of Funds is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds.   With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying OFI Registered Funds for a vote in accordance with the recommendation of the board of trustees of the underlying OFI Registered Fund, except as otherwise determined by the board of trustees of the Fund of Funds.

D.        Fund Board Reports and Recordkeeping

OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:

●	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and
●	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.
In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI’s experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.
OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI’s voting of portfolio proxies, including, but not limited to:
●	these Policies and Procedures, as amended from time to time;
●	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
●	records of written client requests for proxy voting information and any written responses of OFI to such requests; and
●	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.
E.         Amendments to these Procedures

In addition to the Committee’s responsibilities as set forth in the Committee’s Charter, the Committee shall periodically review and update these Policies and Procedures as necessary.  Any amendments to these Procedures and Policies (including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards’ next regularly scheduled meetings.
F.         Proxy Voting Guidelines
The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A.  The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede.  Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.
Adopted as of the Dates Set Forth Below by:

Approved by the New York Board of the Oppenheimer Funds on March 28, 2015.

Approved by the Denver Board of the Oppenheimer Funds on April 1, 2015.

Approved by OFI’s Proxy Voting Committee on March 26, 2015.

Ratified by OFI’s Legal Department on April 9, 2014 and by OFI’s Compliance Department on April 10, 2014.

Appendix A
OPPENHEIMERFUNDS, INC. AND ITS ADVISORY SUBSIDIARIES
PORTFOLIO PROXY VOTING GUIDELINES
(dated as of April 1, 2015)

1.0       OPERATIONAL ITEMS

1.1.1	Amend Quorum Requirements.
●	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
●	Generally vote AGAINST proposals to establish two different quorum levels, unless there are compelling reasons to support the proposal.

1.1.2	Amend Articles of Incorporation/Association or Bylaws
●	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
●	Vote FOR bylaw/charter changes if:
o	shareholder rights are protected;
o	there is a negligible or positive impact on shareholder value;
o	management provides sufficiently valid reasons for the amendments; and/or
o	the company is required to do so by law (if applicable); and
o	they are of a housekeeping nature (updates or corrections).

1.1.3	Change Company Name.
●	Vote WITH Management.

1.1.4	Change Date, Time, or Location of Annual Meeting.
●	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
●	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

1.1.5	Transact Other Business.
●	Vote AGAINST proposals to approve other business when it appears as voting item.

1.1.6	Change in Company Fiscal Term
●	Vote FOR resolutions to change a company’s fiscal term for sufficiently valid business reasons.
●	Vote AGAINST if a company’s motivation for the change is to postpone its AGM.

1.1.7	Adjourn Meeting
●	Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting, unless there are compelling reasons to support the proposal.

AUDITORS

1.2	Ratifying Auditors
●	Vote FOR Proposals to ratify auditors, unless any of the following apply:
o	an auditor has a financial interest in or association with the company, and is therefore not independent;
o	fees for non-audit services are excessive;
o	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position; or
o	poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles (“GAAP”) or International Financial Reporting Standards (“IFRS”); or material weaknesses identified in Section 404 disclosures.
●	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
●	Vote AGAINST shareholder proposals asking for audit firm rotation.
●	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
●	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
●	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

2.0	THE BOARD OF DIRECTORS

2.1	Voting on Director Nominees
●	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
o	composition of the board and key board committees;
o	attendance at board meetings;
o	corporate governance provisions and takeover activity;
o	long-term company performance relative to a market index;
o	directors’ investment in the company;
o	whether the chairman is also serving as CEO;
o	whether a retired CEO sits on the board.

o	whether the company or director is targeted in connection with public “vote no” campaigns.
●	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:
o	attend less than 75% of the board and committee meetings without a valid excuse;
o	implement or renew a dead-hand or modified dead-hand poison pill;
o	failed to adequately respond to a majority supported shareholder proposal;
o	failed to act on takeover offers where the majority of the shareholders tendered their shares;
o	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
o	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
●	the non-audit fees paid to the auditor are excessive;
●	a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;
●	there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
●	the company receives an adverse opinion on the company’s financial statements from its auditors.
o	are compensation committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
●	there is a clearly negative correlation between the chief executive’s pay and company performance under standards adopted in this policy;
●	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
●	the company fails to submit one-time transfers of stock options to a shareholder vote;
●	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
●	the company has inappropriately backdated options; or

●	the company has egregious compensation practices including, but not limited to, the following:
■	egregious employment contracts;
■	excessive perks/tax reimbursements;
■	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
■	egregious pension/supplemental executive retirement plan (SERP) payouts;
■	new CEO with overly generous new hire package;
■	excessive severance and/or change in control provisions; or
■	dividends or dividend equivalents paid on unvested performance shares or units.
o	enacted egregious corporate governance policies or failed to replace management as appropriate;
o	are inside directors or affiliated outside directors; and the full board is less than majority independent;
o	are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term “public company” excludes an investment company).Vote should be WITHHELD only at their outside board elections;
o	serve on more than five public company boards. (The term “public company” excludes an investment company.)
●	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
●	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
o	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
o	if the company has adopted or renewed a poison pill without shareholder approval since the company’s last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;
●	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.

2.2	Board Size
●	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.

●	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
●	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

2.3	Classification/Declassification of the Board
●	Vote AGAINST proposals to classify the board.
●
Vote FOR proposals to repeal classified boards and to elect all directors annually.  In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.

2.4	Cumulative Voting
●	Vote FOR proposal to eliminate cumulative voting.
●	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).

2.5	Establishment of Board Committees
●
Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company’s governance structure.

2.6	Require Majority Vote for Approval of Directors
●
OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

2.7	Director and Officer Indemnification and Liability Protection

●	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
●
Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.

●
Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.

●
Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

●	Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
o	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
o	only if the director’s legal expenses would be covered.

2.8	Establish/Amend Nominee Qualifications
●	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
●	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
●	Vote AGAINST shareholder proposals requiring two candidates per board seat.

2.9	Filling Vacancies/Removal of Directors.
●	Vote AGAINST proposals that provide that directors may be removed only for cause.
●	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
●	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
●	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

2.10	Independent Chairman (Separate Chairman/CEO)
●	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:
o	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
o	two-thirds independent board;
o	all-independent key committees;
o	established governance guidelines;
o
the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);

o	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
●	egregious compensation practices;
●	multiple related-party transactions or other issues putting director independence at risk;
●	corporate and/or management scandal;
●	excessive problematic corporate governance provisions; or
●	flagrant actions by management or the board with potential or realized negative impacts on shareholders.

2.11	Majority of Independent Directors/Establishment of Committees
●
Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent.  NYSE and NASDAQ already require that listed companies have a majority of independent directors.

●	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
●
For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:

o	the applicable listing standards determination of such director’s independence;
o	any operating ties to the firm; and
o	if there are any other conflicting relationships or related party transactions.
●
A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director.  However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:
o	the terms of the agreement;
o	the duration of the standstill provision in the agreement;
o	the limitations and requirements of actions that are agreed upon;
o	if the dissident director nominee(s) is subject to the standstill; and
o	if there are any conflicting relationships or related party transactions.

2.12	Require More Nominees than Open Seats
●	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

2.13	Open Access
●
Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent’s rationale for targeting the company in terms of board and director conduct.

2.14	Stock Ownership Requirements
●
Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board.  While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.

●	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
●	actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
●	problematic pay practices, current and past.

2.15	Age or Term Limits
●	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.

3.0	PROXY CONTESTS

3.1	Voting for Director Nominees in Contested Elections
●	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
o	long-term financial performance of the target company relative to its industry;

o	management’s track record;
o	background to the proxy contest;
o	qualifications of director nominees (both slates);
o	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
o	stock ownership position.

3.2	Reimbursing Proxy Solicitation Expenses
●
Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis.  In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.

3.3	Confidential Voting and Vote Tabulation
●
Vote on a CASE-BY-CASE basis on shareholder proposals regarding proxy voting mechanics including, but not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote counting methodology. The factors considered, as applicable to the proposal, may include:

o	The scope and structure of the proposal;
o
The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;

o	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
o	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
o	Any recent controversies or concerns related to the company’s proxy voting mechanics;
o	Any unintended consequences resulting from implementation of the proposal; and
o	Any other factors that may be relevant.

4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
●
Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

4.2	Amend Bylaws without Shareholder Consent

●	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
●	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

4.3	Poison Pills
●	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
●	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
●	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
●	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
o	20% or higher flip-in or flip-over;
o	two to three-year sunset provision;
o	no dead-hand, slow-hand, no-hand or similar features;
o
shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;

o	considerations of the company’s existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
o	for management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOL pills”), the following factors will be considered:
●	the trigger (NOL pills generally have a trigger slightly below 5%);
●	the value of the NOLs;
●	the term;
●	shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
●	other factors that may be applicable.

4.4	Net Operating Loss (NOL) Protective Amendments
●	OFI will evaluate amendments to the company’s NOL using the same criteria as a NOL pill.

4.5	Shareholder Ability to Act by Written Consent
●	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
●	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company’s specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.

4.6	Shareholder Ability to Call Special Meetings
●	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
●
Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company’s specific governance provisions.

4.7	Establish Shareholder Advisory Committee
●	Vote on a CASE-BY-CASE basis.

4.8	Supermajority Vote Requirements
●	Vote AGAINST proposals to require a supermajority shareholder vote.
●	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.

5.0	MERGERS AND CORPORATE RESTRUCTURINGS

5.1	Appraisal Rights
●	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

5.2	Asset Purchases
●	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
o	purchase price;
o	fairness opinion;
o	financial and strategic benefits;
o	how the deal was negotiated;
o	conflicts of interest;
o	other alternatives for the business; and
o	non-completion risk.

5.3	Asset Sales
●	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
o	impact on the balance sheet/working capital;
o	potential elimination of diseconomies;
o	anticipated financial and operating benefits;
o	anticipated use of funds;
o	value received for the asset;

o	fairness opinion;
o	how the deal was negotiated; and
o	conflicts of interest.

5.4	Bundled Proposals
●
Review on a CASE-BY-CASE basis on bundled or “conditioned” proxy proposals.  In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals.  If the combined effect is positive, support such proposals.

5.5	Conversion of Securities
●
Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis.  When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.

●	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
●	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
o	dilution to existing shareholders’ position;
o	terms of the offer;
o	financial issues;
o	management’s efforts to pursue other alternatives;
o	control issues; and
o	conflicts of interest.

●	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.7	Formation of Holding Company
●	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
o	the reasons for the change;
o	any financial or tax benefits;
o	regulatory benefits;
o	increases in capital structure; and

o	changes to the articles of incorporation or bylaws of the company.
●	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
o	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or
o	adverse changes in shareholder rights.

5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
●	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
o	offer price/premium;
o	fairness opinion;
o	how the deal was negotiated;
o	conflicts of interests;
o	other alternatives/offers considered; and
o	non-completion risk.
●	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
o	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
o	cash-out value;
o	whether the interests of continuing and cashed-out shareholders are balanced; and
o	the market reaction to public announcement of the transaction.

5.9	Joint Venture
●	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
o	percentage of assets/business contributed;
o	percentage of ownership;
o	financial and strategic benefits;
o	governance structure;
o	conflicts of interest;
o	other alternatives; and
o	non-completion risk.

5.10	Liquidations
●
Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

●	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
●	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
o	prospects of the combined company anticipated financial and operating benefits;
o	offer price (premium or discount);
o	fairness opinion;
o	how the deal was negotiated;
o	changes in corporate governance;
o	changes in the capital structure; and
o	conflicts of interest.

5.12	Private Placements/Warrants/Convertible Debenture
●	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
o	dilution to existing shareholders’ position;
o	terms of the offer;
o	financial issues;
o	management’s efforts to pursue other alternatives;
o	control issues; and
o	conflicts of interest.
●	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

5.13	Spinoffs
●	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
o	tax and regulatory advantages;
o	planned use of the sale proceeds;
o	valuation of spinoff;
o	fairness opinion;
o	benefits to the parent company;
o	conflicts of interest;
o	managerial incentives;
o	corporate governance changes; and
o	changes in the capital structure.

5.14	Value Maximization Proposals
●	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives,

selling the company or liquidating the company and distributing the proceeds to shareholders.  These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.

5.15	Severance Agreements that are Operative in Event of Change in Control
●	Review CASE-BY-CASE, with consideration give to RMG “transfer-of-wealth” analysis. (See section 8.2).

5.16	Special Purpose Acquisition Corporations (SPACs)
●	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:
o	valuation;
o	market reaction;
o	deal timing;
o	negotiations and process;
o	conflicts of interest;
o	voting agreements; and
o	governance.

6.0	STATE OF INCORPORATION

6.1	Control Share Acquisition Provisions
●	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
●	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
●	Vote FOR proposals to restore voting rights to the control shares.

6.2	Control Share Cashout Provisions
●	Vote FOR proposals to opt out of control share cashout statutes.

6.3	Disgorgement Provisions
●	Vote FOR proposals to opt out of state disgorgement provisions.

6.4	Fair Price Provisions
●	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
●	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

6.5	Freezeout Provisions
●	Vote FOR proposals to opt out of state freezeout provisions.

6.6	Greenmail
●	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.
●	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

6.7	Reincorporation Proposals
●
Proposals to change a company’s state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

●	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

6.8	Stakeholder Provisions
●	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

6.9	State Anti-takeover Statutes
●
Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7.0	CAPITAL STRUCTURE

7.1	Adjustments to Par Value of Common Stock
●	Vote FOR management proposals to reduce the par value of common stock.

7.2	Common Stock Authorization
●	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:

o	specific reasons/rationale for the proposed increase;
o	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model;
o	the board’s governance structure and practices; and
o	risks to shareholders of not approving the request.
●	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company’s shares are in danger of being delisted or if a company’s ability to continue to operate as a going concern is uncertain.

7.3	Dual-Class Stock
●	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
●	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
o	it is intended for financing purposes with minimal or no dilution to current shareholders; and
o	it is not designed to preserve the voting power of an insider or significant shareholder.

7.4	Issue Stock for Use with Rights Plan
●	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

7.5	Preemptive Rights
●	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

7.6	Preferred Stock
●	OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is “blank check” (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or “declawed” (preferred stock that cannot be used as takeover defense).

7.7	Recapitalization
●	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:

o	more simplified capital structure;
o	enhanced liquidity;
o	fairness of conversion terms;
o	impact on voting power and dividends;
o	reasons for the reclassification;
o	conflicts of interest; and
o	other alternatives considered.

7.8	Reverse Stock Splits
●	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
●	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
●	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.

7.9	Share Purchase Programs
●	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

7.10	Stock Distributions: Splits and Dividends
●	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.

7.11	Tracking Stock
●	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.

8.0	EXECUTIVE AND DIRECTOR COMPENSATION

8.1	Equity-based Compensation Plans
●	Vote compensation proposals on a CASE-BY-CASE basis.
●	OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company’s industry, market capitalization, revenues and cash flow.

●	In certain cases, vote AGAINST equity proposal and compensation committee members taking into consideration whether:
o	the total cost of the company’s equity plans is unreasonable;
o	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
o	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards;
o	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
o	the plan is a vehicle for poor pay practices.
●	For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

8.2	Director Compensation
●	Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.
●	Vote FOR the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
o	director stock ownership guidelines with a minimum of three times the annual cash retainer;
o	vesting schedule or mandatory holding/deferral period:
●	a minimum vesting of three years for stock options or restricted stock; or
●	deferred stock payable at the end of a three-year deferral period;
o	mix between cash and equity:
●	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
●	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
o	no retirement/benefits and perquisites provided to non-employee directors; and

o	detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

8.3	Bonus for Retiring Director
●	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company’s accomplishments during the Director’s tenure, and whether we believe the bonus is commensurate with the Director’s contribution to the company.

8.4	Cash Bonus Plan
●	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.

8.5	Stock Plans in Lieu of Cash
●	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
In casting its vote, OFI reviews the RMG recommendation per a “transfer of wealth” binomial formula that determines an appropriate cap for the wealth transfer based upon the company’s industry peers.
●	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
●	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.

8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
●	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
o	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
o	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
o	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
o	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
o	an executive may not trade in company stock outside the 10b5-1 Plan; and

o	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

8.7	Management Proposals Seeking Approval to Reprice Options
●	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
o	historic trading patterns;
o	rationale for the repricing;
o	value-for-value exchange;
o	option vesting;
o	term of the option;
o	exercise price;
o	participation; and
o	market best practices

Transfer Stock Option (TSO) Programs
Vote FOR if One-time Transfers:
●	executive officers and non-employee directors are excluded from participating;
●	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;
●	there is a two-year minimum holding period for sale proceeds.
●	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.
8.8	Employee Stock Purchase Plans

Qualified Plans
●	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
●	Votes FOR employee stock purchase plans where all of the following apply:
o	purchase price is at least 85% of fair market value;
o	offering period is 27 months or less; and
o	the number of shares allocated to the plan is 10% or less of the outstanding shares.
●	Votes AGAINST employee stock purchase plans where any of the following apply:
o	purchase price is not at least 85% of fair market value;
o	offering period is greater than 27 months; and
o	the number of shares allocated to the plan is more than 10% of the outstanding shares.

Non-Qualified Plans
●	Vote FOR nonqualified employee stock purchase plans with all the following features:

o	broad-based participation;

o	limits on employee contribution;

o	company matching contribution up to 25 percent;

o	no discount on the stock price on the date of purchase.

8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
●	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
●	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
●	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.
●	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
●	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG’s definition of director independence.

8.10	Employee Stock Ownership Plans (ESOPs)
●	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).

8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
●	Vote on a CASE-BY-CASE basis.

8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
●	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
o	Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

■	There is a misalignment between CEO pay and company performance (pay for performance);
■	The company maintains problematic pay practices;
■	The board exhibits poor communication and responsiveness to shareholders.
o	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
■	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
■	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
■	Balance of performance-based versus non-performance-based pay.
●	Frequency of Advisory Vote on Executive Compensation (Management “Say on Pay”)
o	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

8.13	401(k) Employee Benefit Plans
●	Vote FOR proposals to implement a 401(k) savings plan for employees.

8.14	Shareholder Proposals Regarding Executive and Director Pay
●	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
●	Generally vote FOR shareholder proposals seeking disclosure regarding the company’s, board’s, or committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.
~~●~~	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
●	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
●	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

8.15	Performance-Based Stock Options

●	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
o	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
o	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.

8.16	Pay-for-Performance
●	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:
o	What aspects of the company’s short-term and long-term incentive programs are performance-driven?
o	Can shareholders assess the correlation between pay and performance based on the company’s disclosure?
o	What type of industry does the company belong to?
o	Which stage of the business cycle does the company belong to?

8.17	Pay-for-Superior-Performance Standard
●	Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company’s executive compensation plan for senior executives.

8.18	Golden Parachutes and Executive Severance Agreements
●	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
●	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
o	the parachute should be less attractive than an ongoing employment opportunity with the firm;
o	the triggering mechanism should be beyond the control of management;
o	the amount should not exceed three times base salary plus guaranteed benefits; and
o	change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
o	If presented as a separate voting item, OFI will apply the same policy as above.
o	In cases where the golden parachute vote is incorporated into a company’s separate advisory vote on compensation (“management say on pay”), OFI will evaluate the “say on pay” proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
8.19	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

8.20	Supplemental Executive Retirement Plans (SERPs)
•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.
•	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

8.21	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
o	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
o	the nature of the proposal where financial restatement is due to fraud;
o	whether or not the company has had material financial problems resulting in chronic restatements; and/or
o	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company’s bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.

8.22	Tax Gross-Up Proposals
•	Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.
8.23	Bonus Banking/Bonus Banking “Plus”
•	Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company’s past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.
8. 24      Golden Coffins/Executive Death Benefits
•	Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

8.25	Eliminate Accelerated Vesting of Unvested Equity
•	Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity wards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

9.0       SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES

In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.

•	OFI will only vote “FOR” a proposal that would clearly:
o	have a discernable positive impact on short-term or long-term share value; or
o	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:

•	prudent business practices which support the long-term sustainability of natural resources within the company’s business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company’s business;
•	reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.

In the evaluation of social, political, and environmental proposals, the following factors may be considered:
•	what percentage of sales, assets and earnings will be affected;
•	the degree to which the company’s stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;
•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company’s analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES

These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.

1.0       OPERATIONAL ITEMS
1.1.1	Routine Items
●	Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.

1.1.2	Financial Results/Director and Auditor Reports
●	Vote FOR approval of financial statements and director and auditor reports, unless:
o	there are material concerns about the financials presented or audit procedures used;
o	the company is not responsive to shareholder questions about specific items that should be publicly disclosed;
o	other significant corporate governance concerns exist at the company.

1.1.3	Allocation of Income and Dividends
●	Vote FOR approval of allocation of income and distribution of dividends, unless:
o	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
o	the payout ratio is excessive given the company’s financial position.

1.1.4	Stock (Scrip) Dividend Alternative
●	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
●	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

1.1.5	Lower Disclosure Threshold for Stock Ownership
●	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.

1.1.6	Controlling Shareholder / Personal Interest

●	Generally vote AGAINST proposals requesting shareholders to indicate whether they are a controlling shareholder, as defined by statute, or possess a personal interest in any resolutions on the agenda, unless such an affiliation or interest has been identified.

1.1.7	Designate Independent Proxy
●	Generally vote FOR proposals to designate an independent proxy unless compelling reasons exist to oppose.
AUDITORS

1.2	Appointment of Internal Statutory Auditors
●    Vote FOR the appointment and reelection of statutory auditors, unless:
o	there are serious concerns about the statutory reports presented or the audit procedures used;
o	questions exist concerning any of the statutory auditors being appointed; or
o	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.

1.3	Remuneration of Auditors
●	Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.

1.4	Indemnification of Auditors
●	Vote AGAINST proposals to indemnify auditors.

2.0       THE BOARD OF DIRECTORS

2.1	Discharge of Board and Management
●    Vote FOR discharge from responsibility of the board and management, unless:
o	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
o	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.

2.2	Voting on Director Nominees
●	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:
o	Composition of the board and key board committees;
o	Long-term company performance relative to a market index;

o	Corporate governance provisions and takeover activity; and
o	Company practices and corporate governance codes.

●	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:
o	The board fails to meet minimum corporate governance standards;
o	Adequate disclosure has not been provided in a timely manner;
o	There are clear concerns over questionable finances or restatements;
o	There have been questionable transactions with conflicts of interest;
o	There are any records of abuses against minority shareholder interests;
o	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
o	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
o	Failure to replace management as appropriate; or
o	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

3.0       ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

3.1	Poison Pills
●	Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to ‘new generation’ rights plan guidelines:
o	to give the board more time to find an alternative value enhancing transaction; and
o	to ensure the equal treatment of shareholders.
●	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
o	determine whether actions by shareholders constitute a change in control;
o	amend material provisions without shareholder approval;
o	interpret other provisions;
o	redeem the plan without a shareholder vote; or
o	prevent a bid from going to shareholders.
●	Vote AGAINST plans that have any of the following characteristics:
o	unacceptable key definitions;
o	flip-over provision;
o	permitted bid period greater than 60 days;

o	maximum triggering threshold set at less than 20% of outstanding shares;
o	does not permit partial bids;
o	bidder must frequently update holdings;
o	requirement for a shareholder meeting to approve a bid; or
o	requirement that the bidder provide evidence of financing.
●	In addition to the above, a plan must include:
o	an exemption for a “permitted lock up agreement”;
o	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
o	exclude reference to voting agreements among shareholders.

3.2	Renew Partial Takeover Provision
●    Vote FOR proposals to renew partial takeover provision.

3.3	Depositary Receipts and Priority Shares
●	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
●	Vote AGAINST the introduction of priority shares.

3.4	Issuance of Free Warrants
●    Vote AGAINST the issuance of free warrants.

3.5	Defensive Use of Share Issuances
●	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company’s shares.

4.0       MERGERS AND CORPORATE RESTRUCTURINGS

4.1	Mandatory Takeover Bid Waivers
●	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

4.2	Related-Party Transactions
●	In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.

4.3	Expansion of Business Activities
●	Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.

4.4	Independent Appraisals

●	Generally vote FOR proposals to appoint independent appraisal firms and approve associated appraisal reports, unless there are compelling reasons to oppose the proposal.

5.0      CAPITAL STRUCTURE

5.1	Pledge of Assets for Debt
●	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.

In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.

5.2	Increase in Authorized Capital
●	Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
●	Vote FOR specific proposals to increase authorized capital to any amount, unless:
o	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
o	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
●    Vote AGAINST proposals to adopt unlimited capital authorization.

5.3	Share Issuance Requests
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.
●	Vote FOR issuance requests with preemptive rights to a maximum of 100%* over currently issued capital.
●	Vote FOR issuance requests without preemptive rights to a maximum of 20%* of currently issued capital.
●	The potential use of issuances for antitakeover purposes will be evaluated on a case-by-case basis.

 * In the absence of a best practice recommendation on volume of shares to be issued, apply the above guidelines. In markets where the best practice recommends, or where company practice necessitates it (e.g. France, UK, and Hong Kong), the stricter guideline(s) will be applied.

5.4	Reduction of Capital
●	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
o	reduction in the stated capital of the company’s common shares to effect a reduction in a company’s deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company’s liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.
o	Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.
●	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.

5.5	Convertible Debt Issuance Requests
●	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.

5.6	Debt Issuance Requests (Non-convertible)
When evaluating a debt issuance request, the issuing company’s present financial situation is examined. The main factor for analysis is the company’s current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company’s bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.
●	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
●	Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.

5.7	Reissuance of Shares Repurchased
●	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.

5.8	Capitalization of Reserves for Bonus Issues/Increase in Par Value
●	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

5.9	Control and Profit Agreements/Affiliation Agreements with Subsidiaries
●	Vote FOR management proposals to approve parent-subsidiary affiliation agreements including, but not limited to control and profit transfer agreements, unless there are compelling reasons to oppose the proposal.

6.0       EXECUTIVE AND DIRECTOR COMPENSATION

6.1	Director Remuneration
●	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
●	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
●	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
●	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

6.2	Retirement Bonuses for Directors and Statutory Auditors
●	Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.
●	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

6.2	Executive Remuneration Report or Policy
●    Vote AGAINST such proposals in cases where:
o	The company does not provide shareholders with clear, comprehensive compensation disclosures;
o	The company does not maintain an appropriate pay-for-performance alignment and there is not an emphasis on long-term shareholder value;
o	The arrangement creates the risk of a “pay for failure” scenario;
o	The company does not maintain an independent and effective compensation committee;
o	The company provides inappropriate pay to non-executive directors; or
o	The company maintains other problematic pay practices.

Your Global Investment

Policy

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law.  These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.

Effective Date: August 2003

Revised Date:   May 2007
             May 2010
October 2012
June 2014

Proxy Voting Policy & Procedures June 2014

These proxy voting policies and procedures (“Policies and Procedures”) are intended to foster PIMCO’s compliance with its fiduciary obligations and applicable law.  These Policies and Procedures apply to any voting or consent rights with respect to securities held in accounts over which PIMCO has discretionary voting authority.1

PIMCO will vote proxies in accordance with these Policies and Procedures for each of its clients unless expressly directed by a client in writing to refrain from voting that client’s proxies.  PIMCO’s authority to vote proxies on behalf of its clients results from its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client’s assets.

A.	General Statements of Policy

These Policies and Procedures are designed in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of PIMCO’s clients. As a general matter, when PIMCO has proxy voting authority, PIMCO has a fiduciary obligation to monitor corporate events and to vote all client proxies that come to its attention. If it is consistent with PIMCO’s contractual obligations to the client, however, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio manager (“PM”) to effect trades in the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

1 Voting or consent rights shall not include matters which are primarily decisions to buy or sell investments, such as tender offers, exchange offers, conversions, put options, redemptions, and Dutch auctions.

B.	Conflicts of Interest

	1.	Identification of Material Conflicts of Interest

a)
In General. PIMCO has a fiduciary obligation to vote all client proxies in good faith and in the best interests of the client. Conflicts of interest, however, may, or may appear to, interfere with PIMCO’s ability to vote proxies in accordance with this fiduciary standard. Actual or potential conflicts of interest when PIMCO votes client proxies could arise in many ways, such as (i) if PIMCO has a material business relationship with the issuer to which the proxy relates; (ii) if a credit analyst assigned to recommend how to vote a fixed income proxy or a PM responsible for voting proxies has a material personal or business relationship with the issuer; (iii) if PIMCO clients have divergent interests in the proxy vote; and (iv) if the PM voting a proxy becomes aware of a material business relationship between the issuer and a PIMCO affiliate before voting.

PIMCO seeks to prevent conflicts of interest from interfering with its voting of client proxies by identifying such conflicts and resolving them as described in these Policies and Procedures.

b)
Equity Securities.2 PIMCO has retained an Industry Service Provider (“ISP”)3 to provide recommendations on how to vote proxies with respect to Equity Securities. PIMCO will follow the recommendations of the ISP unless: (i) the ISP is unable to vote a proxy (such as if the ISP has a disabling conflict of interest); or (ii) a PM decides to override the ISP’s voting recommendation. In either such case as described below, the Legal and Compliance department will review the proxy to determine whether a material conflict of interest, or the appearance of one, exists. Each PM has a duty to disclose to the Legal and Compliance department any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote in relation to an equity security (whether the proxy will be voted by the ISP or PIMCO).  If no potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client.

If a potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by a conflicts committee (“Conflicts Committee”); (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

2 The term “equity securities” means common and preferred stock, including common and preferred shares issued by investment companies; it does not include debt securities convertible into equity securities.
3 The ISP for Equity Securities proxy voting is Institutional Shareholder Services (“ISS”), Inc., One Chase Manhattan Plaza, 44th Floor, New York, NY 10005.

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c)
Fixed Income Securities. PIMCO’s Credit Research Group is responsible for issuing recommendations on how to vote proxies and consents (collectively referred to herein as proxies) with respect to fixed income securities. Each member of the Credit Research Group assigned to issue a voting recommendation has a duty to disclose to the Legal and Compliance department any such potential, actual or apparent material conflict of interest known to such person relating to that voting recommendation. If no such potential, actual or apparent material conflict of interest is disclosed to the Legal and Compliance department, the Credit Research Group may issue a recommendation as to how to vote the proxy. If such a potential, actual or apparent material conflict is disclosed to the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department. See Section B.2 below.

Where the Credit Research Group issues a recommendation, PIMCO will follow the recommendation, unless a PM decides to override the Credit Research Group’s voting recommendation. If a PM decides to override the recommendation, the Legal and Compliance department may review the proxy to determine whether a material conflict of interest, or the appearance of one, exists with respect to the PM’s voting of the proxy. Each PM has a duty to disclose to the Legal and Compliance department, any potential, actual or apparent material conflict of interest known to the PM relating to a proxy vote. If no such potential, actual or apparent material conflict of interest is identified by, or disclosed to, the Legal and Compliance department, the proxy may be voted by the responsible PM in good faith and in the best interests of the client. If such a potential, actual or apparent material conflict is identified by, or disclosed to, the Legal and Compliance department, it will be resolved either by applying: (i) the policies and procedures set forth herein; (ii) a protocol previously established by the Conflicts Committee; (iii) a direct decision of the Conflicts Committee; or (iv) such other procedure(s) approved by the Legal and Compliance department.  See Section B.2 below.

2.	Resolution of Identified Conflicts of Interest

a)
Equity Securities Voted by ISP. The ISP, an independent research and voting service, makes voting recommendations for proxies relating to equity securities in accordance with ISP’s guidelines which have been adopted by PIMCO (“ISP Guidelines”). PIMCO has determined to follow the ISP Guidelines. By following the guidelines of an independent third party, PIMCO intends to eliminate any conflict of interest PIMCO may have with respect to proxies covered by the ISP.

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b)
Fixed Income Securities. By following the recommendations of the Credit Research Group, PIMCO intends to eliminate any conflict of interest that might arise if a PM voted a fixed income proxy for a client account.

If a material conflict of interest (or the appearance of one) with respect to the Credit Research analyst issuing a voting recommendation is disclosed to the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

c)
PIMCO-Affiliated Fund Shares Voted by ISP.  The ISP may make voting recommendations for proxies relating to PIMCO-affiliated fund shares in accordance with the ISP guidelines.  Pursuant to Section B.2.f, PIMCO may determine to resolve a conflict of interest with respect to a PIMCO-managed separate account, fund or other collective investment vehicle holding such PIMCO-affiliated fund shares by following the recommendation of the ISP.

d)
All Securities Not Voted Pursuant to a recommendation of the ISP or Credit Research Group. The following applies to: (i) proxies received in relation to securities for which the ISP or the Credit Research Group (as applicable) is unable to provide recommendations on how to vote; and (ii) proxies for which, as described below, a PM determines to override the ISP’s or Credit Research Group’s (as applicable) voting recommendation.  In each case, such proxy will be reviewed by the Legal and Compliance department to determine whether a material conflict of interest, or the appearance of one, exists with respect to the voting of such proxy by the responsible PM. If no such material conflict of interest (or appearance of one) is identified by, or disclosed to, the Legal and Compliance department, the proxy will be voted by the responsible PM in good faith and in the best interest of the client.

If such a material conflict of interest (or the appearance of one) is identified by, or disclosed to, the Legal and Compliance department, such conflict will be resolved either by: (i) applying the policies and procedures set forth herein; (ii) applying a protocol previously established by the Conflicts Committee; (iii) if no such protocol covers the conflict at hand, elevation to the Conflicts Committee for direct resolution by it; or (iv) applying such other procedure(s) approved by the Legal and Compliance department. The Legal and Compliance department will record the manner in which each such conflict is resolved (including, in the case of direct resolution by the Conflicts Committee, the procedure applied by the Conflicts Committee).

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e)	Methods for Resolving Identified Conflicts of Interest.

	1)	Conflicting Client Interests. Where the conflict at issue has arisen because PIMCO clients have divergent interests, the applicable PM or another PM may vote the proxy as follows:

■
If the conflict exists between the accounts of one or more PMs on the one hand, and accounts of one or more different PMs on the other, each PM (if the conflict does not also exist among the PM’s accounts) will vote on behalf of his or her accounts in such accounts’ best interests.

■
If the conflict exists among the accounts of a PM, such PM shall notify the Legal and Compliance department and the head of the PM’s desk (or such PM’s manager, if different). The desk head or manager of such PM will then designate another PM without a conflict to vote on behalf of those accounts.

2)
Direct Resolution by the Conflicts Committee. When a conflict is brought to the Conflicts Committee for direct resolution, the Conflicts Committee will seek to mitigate the actual or apparent conflict in the best interest of clients by, for example:

		■	Permitting the applicable PM to vote after receiving the consent of the client after providing notice and disclosure of the conflict to that client; or

		■	Voting the proxy in accordance with the recommendation of, or delegating the vote to, an independent third-party service provider; or

■
Having the client direct the vote (and, if deemed appropriate by the Conflicts Committee, suggesting that the client engage another party to assist the client in determining how the proxy should be voted).

In considering the manner in which to mitigate a material conflict of interest, the Conflicts Committee may consider various factors, including:

		■	The extent and nature of the actual or apparent conflict of interest;

		■	If the client is a fund, whether it has an independent body (such as a board of directors) that is willing to give direction to PIMCO;

		■	The nature of the relationship of the issuer with PIMCO (if any);

		■	Whether there has been any attempt to directly or indirectly influence PIMCO’s voting decision; and

		■	Whether the direction of the proposed vote would appear to benefit PIMCO, a related party or another PIMCO client.

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3)
The Conflicts Committee Protocol. To permit the more efficient resolution of conflicts of interest, the Conflicts Committee may establish a protocol (the “Conflicts Committee Protocol”) that directs the methods of resolution for specific types of conflicts, provided that such methods comply with Section B.2.  Once a protocol has been established for a certain type of conflict, unless otherwise approved in writing by the Legal and Compliance department, all conflicts of that type will be resolved pursuant to the protocol, subject to the Conflict Committee’s ability to rescind or amend such protocol.

f)
Investments by Clients in Affiliated Funds. Conflicts of interest with respect to the voting of proxies may also arise when PIMCO-managed separate accounts (including wrap program accounts advised or managed in whole or in part by PIMCO and other wrap program accounts for which PIMCO has proxy voting authority), funds or other collective investment vehicles are shareholders of PIMCO-affiliated funds that are the subject of proxies. PIMCO will vote client proxies relating to a PIMCO-affiliated fund in accordance with the offering or other disclosure documents or any applicable contract for the PIMCO-managed separate account, fund or other investment vehicle holding shares of the PIMCO-affiliated fund. Where such documents are silent on the issue, PIMCO will vote client proxies relating to a PIMCO-affiliated fund by “echoing” or “mirroring” the vote of the other shareholders in the underlying funds, by voting in accordance with the ISP recommendation, or by applying other conflicts resolution procedures set forth in Section B.2.

g)
Information Barriers. To reduce the occurrence of actual or apparent conflicts of interest, PIMCO and PIMCO’s agents are prohibited from disclosing information regarding PIMCO’s voting intentions to any affiliate other than PIMCO-named affiliates.

C.	Proxy Voting Process

PIMCO’s process for voting proxies with respect to equity and other securities is described below.

	1.	Proxy Voting Process: Equity Securities

a)
The Role of the ISP. PIMCO has selected the ISP to assist it in researching and voting proxies. The ISP researches the financial implications of proxy proposals and assists institutional investors with casting votes in a manner intended to protect and enhance shareholder returns, consistent with the particular guidelines of the institutional investor. PIMCO utilizes the research and analytical services, operational implementation and recordkeeping and reporting services provided by the ISP with respect to proxies relating to equity securities.

The ISP will provide a recommendation to PIMCO as to how to vote on each proposal based on its research of the individual facts and circumstances of each proposal and its application to the ISP Guidelines. Except for newly established accounts that have not yet migrated to the ISP’s

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systems, the ISP will cast votes as PIMCO’s agent on behalf of clients in accordance with its recommendations, subject to any override of such recommendation by the PM. For accounts not yet migrated to the ISP’s system, PIMCO Operations will manually cast votes in accordance with the ISP’s recommendations, subject to any override of such recommendations by the PM.

b)	Overrides of ISP’s Recommendations.

1)
Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to equity securities and determining whether to accept or reject the recommendation of the ISP, in accordance with the best interests of the client.  If a PM determines that overriding the recommendation of the ISP would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of a report (the “Override Report”) containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

		■	Name and ticker symbol of issuer;

		■	Percentage of the outstanding shares of the issuer held;

		■	The name(s) of the fund(s) or account(s) holding the securities;

		■	A summary of the proposal;

		■	The date of the shareholder meeting and the response deadline;

		■	Whether the proposal is being made by management or a shareholder;

		■	Management’s recommendation with respect to the proposal;

		■	The ISP recommendation with respect to the proposal;

		■	The reasoning behind the PM’s decision to recommend the override;

■
Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

		■	Whether the PM has been contacted by an outside party regarding the vote.

2)
Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote.  If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in

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accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

3)
Override. If the result of this process is a decision to vote differently than proposed by the ISP, the PM, with the assistance of the Operations Group, will inform the ISP of the voting decision for implementation by the ISP.

c)
When the ISP Does Not Provide a Recommendation. In certain circumstances, the ISP, as a result of technical or other difficulties, may be unable to provide a recommendation with respect to a client proxy. Where the ISP is unable to provide a recommendation for an equity security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

2.	Proxy Voting Process: Fixed Income Securities

a)
The Role of the Credit Research Group. The Credit Research Group is responsible for researching and issuing proxy voting recommendations with respect to fixed income securities. The Credit Research Group researches the financial implications of proxy proposals and makes voting recommendations specific for each account that holds the related fixed income security.

The Credit Research Group will provide a recommendation, for each account, as to how to vote on each proposal based on the needs of the account and the Credit Research Group’s research of the individual facts and circumstances of each proposal. PIMCO Operations will manually cast votes in accordance with the Credit Research Group’s recommendations, subject to any override of such recommendations by the PM.

	b)	Overrides of the Credit Research Group’s Recommendations.

1)
Portfolio Manager Review. Each PM is responsible for reviewing proxies relating to fixed income securities and determining whether to accept or reject the recommendation of the Credit Research Group, in accordance with the best interests of the client. If a PM determines that overriding the recommendation of the Credit Research Group would be in the best interests of the client based on all the facts and circumstances, the PM, with the assistance of the Operations Group, as appropriate, must prepare or arrange for the preparation of an Override Report containing the information set forth below and any other information the PM and the Legal and Compliance department deem relevant:

			■	Name and ticker symbol of issuer;

			■	Percentages of the outstanding securities (equity and fixed income) of the issuer held;

			■	The name(s) of the fund(s) or account(s) holding the securities;

			■	A summary of the proposal;

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			■	The date of the security holder meeting and the response deadline;

			■	Whether the proposal is being made by management or a security holder;

			■	Management’s recommendation with respect to the proposal;

				●	The Credit Research Group recommendation with respect to the proposal;

				●	The reasoning behind the PM’s decision to recommend the override;

●
Whether the PM is aware of any actual or apparent conflict of interest with respect to the issuer or proponent of the proposal (see Section B above). The PM should explain any such actual or apparent conflicts; and

				●	Whether the PM has been contacted by an outside party regarding the vote.

2)
Compliance Review. The Legal and Compliance department will review the Override Report to determine whether an actual or apparent conflict of interest exists with respect to the vote. If the Legal and Compliance department determines that no such conflict of interest exists, the PM’s recommendation will be implemented. If the Legal and Compliance department determines that such a conflict of interest exists, the conflict will be resolved in accordance with the policies described above in Section B.2 of these Policies and Procedures. In no event will PIMCO abstain from a vote solely to avoid a conflict of interest.

		3)	Override. If the result of this process is a decision to vote differently than proposed by the Credit Research Group, the Operations Group will manually cast such vote.

c)
When the Credit Research Group Does Not Provide a Recommendation. In certain circumstances, the Credit Research Group, as a result of conflicts or other reasons, may be unable to provide a recommendation with respect to a client proxy. Where the Credit Research Group is unable to provide a recommendation for a fixed income security proxy, PIMCO shall vote such proxy in accordance with Section C.3.

3.	Proxy Voting Process: All Other Securities (including those not covered by the ISP or the Credit Research Group)

The ISP covers the majority of equity securities and the Credit Research Group covers fixed income securities. In certain circumstances, such as when an equity security issuer does not have a contractual relationship with the ISP or when the Credit Research Group has a conflict, a proxy will not be covered by the ISP or the Credit Research Group. Proxies not covered by the ISP or the Credit Research Group (collectively “OS Proxies”) may be received by PIMCO Operations, the PM or by State Street Investment Management Solutions (“IMS West”). Upon receipt of any proxy voting ballots, all OS Proxies should be forwarded to PIMCO Operations, which coordinates with the Legal and Compliance department, and the PM(s) as appropriate, to vote such OS Proxies

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manually in accordance with the procedures set forth below.

a)
Identify and Seek to Resolve any Material Conflicts of Interest. As described in Section B.1, PIMCO’s Legal and Compliance department will review each OS Proxy to determine whether PIMCO may have an actual or apparent material conflict of interest in voting. If no such conflict is identified, the Legal and Compliance department will forward each OS Proxy to PIMCO Operations, which will coordinate consideration of such proxy by the appropriate PM(s). However, if such a conflict is identified, the Legal and Compliance department will, in accordance with Section B.2 above, resolve such conflict: (i) by applying the policies and procedures set forth herein; (ii) pursuant to a protocol previously established by the Conflicts Committee; (iii) if no such protocol is applicable to the conflict at hand, elevate such conflict to the Conflicts Committee for direct resolution; or (iv) by applying such other procedure(s) approved by the Legal and Compliance department.

b)
Vote. (i) Where no material conflict of interest is identified, the PM will review the proxy information, vote the OS Proxy in accordance with these policies and procedures and return the voted OS Proxy to PIMCO Operations; (ii) Where a material conflict of interest is identified, the OS Proxy will be voted in accordance with the conflict resolution procedures in Section B.2 and the voted OS Proxy will be returned to PIMCO Operations.

c)
Review. PIMCO Operations will review for proper completion each OS Proxy that was submitted to it. PIMCO Operations will forward the voted OS Proxy to the ballot collection agency with the decision as to how it should be voted.

d)
Transmittal to Third Parties. PIMCO Operations will document the decision for each OS Proxy received in a format designated by the ballot collection agency or other third party service provider.  PIMCO Operations will maintain a log of all OS Proxy voting, which indicates, among other things, the date the notice was received and verified, PIMCO’s response, the date and time the custodian bank or other third party service provider was notified, the expiration date and any action taken.

	e)	Recordkeeping. PIMCO Operations will log the proxy voting results into the ISP application for all manual ballots.

4.	Abstentions

If it is consistent with PIMCO’s contractual obligations to the client, PIMCO may determine not to vote a proxy if it believes that: (1) the effect on the client’s economic interests or the value of the portfolio holding is insignificant in relation to the client’s account; (2) the cost of voting the proxy outweighs the possible benefit to the client, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the PM’s ability to effect trades in

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the related security; or (3) the Legal and Compliance department has determined that it is consistent with PIMCO’s fiduciary obligations not to vote.

For example, these factors may result in PIMCO not voting proxies relating to non-U.S. issuers in some situations. This is because, in the case of such proxies, PIMCO may, for example, receive meeting notices after the cut-off time for voting or without enough time to fully consider the proxy, or PIMCO may be required in some jurisdictions to provide local agents with power of attorney prior to implementing PIMCO’s voting instructions.

	5.	Proxies Relating to Securities on Loan

Where a security is on loan, PIMCO may, but is not required to, request that the loaned securities be recalled and that the security be blocked from lending prior to the meeting record date in order to vote the proxy. In determining whether to recall a loaned security, the relevant PM(s) shall consider whether the benefit to the client in voting the matter outweighs the benefit to the client in keeping the security on loan.  The recall decision should be made in the best interests of the client based on a consideration of various factors, which may include the following: (1) whether the matter to be voted on may significantly affect the value of the security; (2) the relative cost and/or administrative inconvenience of recalling the security; (3) the significance of the holding; and (4) whether the security is considered a long-term holding.

D.	U.S. Reporting and Disclosure Requirements and the Availability of Proxy Voting Records

Except to the extent required by applicable law (including with respect to the filing of any Form N-PX) or otherwise approved by PIMCO, PIMCO will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, PIMCO will disclose to its clients or the entity delegating the voting authority to PIMCO for such clients (e.g., trustees or consultants retained by the client), how PIMCO voted such client’s proxy.  In addition, PIMCO provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by PIMCO.  The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how PIMCO voted that client’s proxies is available upon request.

For each U.S. registered investment company (“fund”) that PIMCO sponsors and manages, PIMCO will ensure that the proxy voting record for the twelve-month period ending June 30 is properly reported on Form N-PX which is filed with the SEC no later than August 31 of each year. PIMCO will also ensure that each fund states in its Statement of Additional Information (“SAI”) (or, with respect to Private Account Portfolio Series of PIMCO Funds (“PAPS Portfolios”), the Offering Memorandum Supplement) and its annual and semiannual report to shareholders that information concerning how

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the fund voted proxies relating to its portfolio securities for the most recent twelve-month period ending June 30 is available without charge through the fund’s website and on the SEC’s website, as required by Form N-1A (for open-end funds) or Form N-2 (for closed-end funds). PIMCO’s Fund Administration Group is responsible for ensuring that this information is posted on each fund’s website in accordance with the foregoing disclosure. PIMCO will ensure that proper disclosure is made in each fund’s SAI (or, with respect to the PAPS Portfolios, the Offering Memorandum Supplement) and annual and semiannual reports describing the policies and procedures used to determine how to vote proxies relating to such fund’s portfolio securities, also as required by Form N-1A (for open-end funds) and Form N-2 (for closed-end funds).

E.	PIMCO Record Keeping

PIMCO or its agent (e.g., IMS West or the ISP) maintains proxy voting records as required by applicable rules. The records maintained by PIMCO include: (1) a copy of all proxy voting policies and procedures; (2) a copy of any document created by PIMCO that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; (3) a copy of each written client request for proxy voting records and any written response from PIMCO to any (written or oral) client request for such records; and (4) any documentation related to an identified material conflict of interest. Additionally, PIMCO or its agent (if the agent has undertaken to provide a copy to PIMCO upon request) maintains: (1) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied in the U.S. by relying on obtaining a copy of a proxy statement from the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); and (2) a record of each vote cast by PIMCO on behalf of a client.

Proxy voting books and records are maintained by PIMCO or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of PIMCO or its agent.

F.	Review and Oversight

PIMCO’s Legal and Compliance department will provide for the supervision and periodic review, no less than on an annual basis, of PIMCO’s proxy voting activities and the implementation of these Policies and Procedures. Such review process will include a review of PM overrides of the ISP’s voting recommendations.

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PPM HOLDINGS, INC.
PPM AMERICA, INC.
PPM FINANCE, INC.

PROXY VOTING POLICIES AND PROCEDURES

Adopted June 19, 2003, as amended

The following policies and procedures are adopted pursuant to Rule 206(4)-6 of the Investment Advisers Act of 1940 (the “Act”).  The policies and procedures are designed to prevent material conflicts of interest from affecting the manner in which PPM America, Inc. (“PPM”) votes proxies on behalf of its clients and to ensure that proxies are voted in the best economic interests of clients.  The policies and procedures are tailored to suit PPM’s advisory business, the types of securities and portfolios managed by PPM and the extent to which PPM clients have adopted their own proxy voting procedures.

I.	Responsibility for Voting. PPM shall vote proxies solicited by or with respect to the issuers of securities in which assets of a client portfolio are invested, unless:

•	the client is subject to the Employee Retirement Income Security Act (“ERISA”) and the investment management agreement between PPM and the client expressly precludes the voting of proxies by PPM;

•	the client otherwise instructs PPM; or

•	in PPM’s judgment, the cost of voting the proxy would exceed the anticipated benefit to the client.

The financial interest of PPM’s clients is the primary consideration in determining how proxies should be voted.

When making proxy voting decisions, PPM generally adheres to its Proxy Voting Guidelines set forth in Appendix A hereto (the “Voting Guidelines”).  The Voting Guidelines, which have been developed with the assistance of Institutional Shareholder Services (“ISS”), set forth PPM’s positions on recurring issues and criteria for addressing non-recurring issues.

II.	Oversight. The Public Equity Group oversees the proxy voting process, reviews these policies and procedures, including the Voting Guidelines, at least annually and proposes any changes to the Compliance Department and Senior Management. The Public Equity Group also grants authority to certain PPM employees or services to vote proxies in accordance with the Voting Guidelines.

III.
Administration.  All proxies received by PPM for voting, including those received by portfolio management groups other than the Public Equity Group, will be forwarded to Portfolio Services for administration.  PPM has engaged an

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independent third party service, ISS, to provide administrative assistance in connection with the voting of proxies. ISS is a premier proxy research, advisory, voting and vote reporting service that specializes in proxy voting. ISS’ primary function with respect to PPM is to communicate shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and recommend the manner in which PPM should vote on particular proxy proposals. ISS also will electronically vote proxies in accordance with PPM’s instructions.

PPM retains final authority and fiduciary responsibility for the voting of proxies.

A.	Receipt and recording of proxy information.

1.	Portfolio Services is responsible for establishing in the records for each client whether the client has:

•	vested PPM with proxy voting authority or has reserved or delegated that responsibility to another, designated person; and

•	adopted a proxy voting policy that PPM is required to follow, including one that would require voting on issues relating to social and/or political responsibility.

2.	For each account that PPM advises and has discretion to vote shareholder proxies, Portfolio Services shall notify the client’s custodian that all proxy materials and ballots shall be forwarded to ISS.

3.	ISS shall input all proxy information into its system and shall publish a daily report that identifies pending meetings and due dates for ballots.

B.	Reconciliation of holdings.

1.	Portfolio Services shall forward a current list of portfolio holdings to ISS twice weekly, on Tuesday and Thursday.

2.	Portfolio Services receives a report twice weekly from ISS. The report serves as a notice of any upcoming (up to 30 days into the future) proxy meeting which PPMA has a right to vote and breaks down each item which is to be voted on.

3.	For each proxy received, ISS shall confirm that share amounts reflected on proxy ballots are the actual number of shares entitled to vote.

C.	Transmission of ballots. ISS shall transmit each proxy ballot (electronically or by mail).

D.	Records. In accordance with Section 204-2 of the Act, the following documents shall be maintained for a period of five years:

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1.	a copy of each proxy statement received (PPM will rely on EDGAR for retention of all proxy statements);

2.	a record of each proxy vote cast, including the issuer, the number of shares voted, a description of the proposal, how the shares were voted and the date on which the proxy was returned;

3.	a copy of any document generated by PPM, a PPM affiliate or a delegate of PPM that was integral to formulating the basis for a proxy voting decision or that memorializes the basis for a proxy voting decision;

4.	a copy of each written client request for PPM’s proxy voting record; and

5.	a copy of any written response from PPM to any client request (written or oral) for PPM’s proxy voting record.

E.  Availability of records.  Copies of these policies and procedures, which may be updated from time to time, and records of all proxies voted shall be made available to clients, in such forms or intervals as the clients reasonably request.  ISS shall maintain electronic records of each vote cast and will make voting records available electronically to PPM clients.  Client requests for such information will be forwarded to Portfolio Services for fulfillment and tracking purposes.

IV.	Voting Policy.

A.	Client policy. If a client has a proxy voting policy that it has delivered to PPM, PPM shall vote proxies solicited by or with respect to the issuers of securities held in that client’s account in accordance with that policy. Portfolio managers shall be responsible for reviewing client directed voting policies and Legal/Compliance will periodically review votes cast to ensure compliance with such policies.

B.	No client policy. If a client does not have or does not deliver a proxy voting policy to PPM prior to the record date stated in the proxy, PPM shall vote each proxy solicited by or with respect to the issuers of securities held in that client’s account in accordance with the Voting Guidelines set forth in Appendix A hereto, or, in such other manner that, in the judgment of PPM, is in the best interests of the client.

V.	Voting Analysis and Guidelines. PPM has adopted the Voting Guidelines to provide guidance on how to address specific proposals as they arise.

A.	Research. PPM utilizes ISS to perform research and make recommendations to PPM based on the Voting Guidelines on matters for which votes are being solicited.

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B.  Analysis.  ISS shall deliver to PPM research and vote recommendations electronically for analysis.

As soon as practicable after receipt, Portfolio Services shall forward the ISS research and vote recommendations to the appropriate portfolio manager(s) for their review and:

•	if the portfolio manager determines that the recommendation is consistent with the Voting Guidelines, no response to Portfolio Services is required. In the event that a recommendation is not consistent with the Voting Guidelines, Portfolio Services shall then instruct ISS to change the recommended vote accordingly;

•	if, after consideration of certain factors, the portfolio manager determines that the proposal will not enhance shareholder value and the portfolio manager determines to vote the proxy in a manner contrary to the Voting Guidelines, the portfolio manager shall then submit the recommended vote to Legal/Compliance to determine whether there is a potential conflict of interest. If there is no conflict of interest, the vote shall be submitted to ISS for transmission. If a conflict of interest is identified, the vote shall be submitted to the Conflicts Committee and the Conflicts Committee will review the proposed vote to determine if the vote is consistent with these policies and procedures, and if so, approve the submission of the vote to ISS for transmission or

•	if the proposal is not addressed in our voting guidelines or if the application of our voting guidelines is unclear, the portfolio manager shall review the proposal and submit its recommended vote to Portfolio Services and to Legal/Compliance for review and resolution in accordance with Section VI below

•	if ISS is unable to provide a recommendation for a vote, the portfolio manager of the effected fund shall research and recommend a vote in accordance with Section VI below.

VI.	Conflicts of Interest. To ensure that conflicts of interest have no effect on votes cast, the Voting Guidelines are designed to eliminate adviser discretion from the voting process and votes are generally cast based upon the recommendations of ISS. In the event that PPM determines that a proxy should be voted in a manner contrary to the policy set forth in the Voting Guidelines, the following shall apply:

A.  Identification. PPM Legal and Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios.  PPM will be deemed to have a potential conflict when voting a proxy of an issuer if:

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•	the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;
•	an officer or board member of the issuer is also an employee of PPM;
•	PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;
•	PPM or an affiliate is providing a service to a company whose management is soliciting proxies;
•	PPM has an interest in the outcome of the matter before shareholders; or
•	the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client.

B.  Resolution.  PPM Legal and Compliance shall maintain a list of all issuers with whom PPM is deemed to have a potential conflict voting proxies (the “Identified Issuers”) and will provide such list to ISS and update the list from time to time.  For any meeting of shareholders of an Identified Issuer, the Conflicts Committee will conduct an independent review of the proposed vote.  The Conflicts Committee may include any member of the Public Equity Group, the chief compliance officer of PPM or general counsel of PPM, but may not be the person with whom the Identified Issuer has a relationship or a member of the portfolio management group that invests in such Identified Issuer.

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PPM AMERICA, INC.

Proxy Voting Policies and Procedures

Request for Vote Contrary to Voting Guidelines

Section V of the Proxy Voting Policies and Procedures of PPM America, Inc. (the “Procedures”) permits portfolio managers to submit recommendations for proxy votes that are contrary to Voting Guidelines to the Conflicts Committee.  The Conflicts Committee is then responsible for reviewing the recommendation and must determine whether the recommendation is consistent with the Procedures and in the best economic interests of clients.  Please note: capitalized terms not otherwise defined in this Appendix have the meanings ascribed to them in the Procedures.  In order to facilitate the process of reviewing any request for a vote contrary to the Voting Guidelines, please provide the following information:

Part I.  Request and Related Facts (to be completed by the portfolio manager)

1.	State the provision of the Voting Guidelines that applies to the shareholder proposal:

2.	Describe below (or attach hereto) the recommended vote, together with the relevant factors you considered related to the recommended vote. In particular, please describe any circumstance or factor in which the proposed recommendation may be deemed to be the product of a conflict of interest or result in a breach of the duties owed to PPM’s clients by either any individual or PPM (if none, please indicate accordingly):

Requested for approval:

I certify that I have read and understand the section(s) of the Voting Guidelines that would otherwise result in a vote contrary to the recommended vote listed above and to the best of my knowledge I believe that the proposed recommendation (i) is not the result of a conflict of interest and (ii) does not result in a breach of the duties owed to PPM clients by me, any individual at PPM or PPM.

Name	Title	Date

Approved by (Department Head)

Name	Title	Date

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Part II:  Legal and Compliance Department Review

PPM Legal and Compliance shall analyze the proxy to determine whether PPM may have a relationship with an issuer whose securities are also held in client portfolios.  PPM will be deemed to have a potential conflict when voting a proxy of an issuer if (check as appropriate):

□	the issuer or an affiliate of the issuer that is a client of PPM or PPM is actively soliciting, and accounts of other PPM clients hold securities of that issuer;

□	an officer or board member of the issuer is also an employee of PPM;

□	PPM has a personal or business relationship with a participant in the proxy contest, corporate directors or candidates for corporate directorship;

□	PPM or an affiliate is providing a service to a company whose management is soliciting proxies;

□	PPM has an interest in the outcome of the matter before shareholders; or

□	the chief compliance officer or other member of PPM senior management determines there to be an actual or potential conflict between the interests of PPM and the best interests of a PPM client (see detail below).

Based on the foregoing, it is determined that the proposed recommendation presents:

______  No Conflict of Interest

______  A Potential Conflict (and is hereby submitted to the Conflicts Committee for review)

Part III:  Determination of the Conflicts Committee (if applicable)

The Conflicts Committee shall review the foregoing information to determine whether the proposed recommendation (i) is not the product of a conflict of interest and (ii) does not result in a breach of the duties owed to clients by either the individuals listed or PPM.  In light thereof and upon review of the foregoing, the proposed Exception is:

_____	Approved*

_____	Not Approved

Name	Title	Date

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* Any qualifications to such approval are set forth below; Portfolio Services is hereby directed to communicate the recommended vote to ISS for implementation.

The Portfolio Services Department shall retain in its files a copy of this Request and any related information.

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2016 U.S. Proxy Voting Guidelines Summary1

Effective for Meetings on or after February  1, 2016

1 Developed in connection with the Institutional Shareholder Services Inc. 2015 U.S. Proxy Voting Guidelines Summary (Published and Updated November 20, 2015).

PPM America, Inc. Proxy Voting Guideline Summary

2016

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PPM America, Inc. Proxy Voting Guideline Summary

2016

1. Routine/Miscellaneous

Adjourn Meeting

General Recommendation: Generally vote against proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Vote for proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote against proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements

General Recommendation: Vote against proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws

General Recommendation: Vote for bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name

General Recommendation: Vote for proposals to change the corporate name unless there is compelling evidence that the change would adversely impact shareholder value.

Change Date, Time, or Location of Annual Meeting

General Recommendation: Vote for management proposals to change the date, time, or location of the annual meeting unless the proposed change is unreasonable.

Vote against shareholder proposals to change the date, time, or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business

General Recommendation: Vote against proposals to approve other business when it appears as voting item.

Audit-Related

Auditor Indemnification and Limitation of Liability

General Recommendation: Vote case-by-case on the issue of auditor indemnification and limitation of liability. Factors to be assessed include, but are not limited to:

•	The terms of the auditor agreement--the degree to which these agreements impact shareholders’ rights;
•	The motivation and rationale for establishing the agreements;
•	The quality of the company’s disclosure; and
•	The company’s historical practices in the audit area.

Vote against or withhold from members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

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Auditor Ratification

General Recommendation: Vote for proposals to ratify auditors unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;
•	There is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;
•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or
•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns and refund claims, and tax payment planning. All other services in the tax category, such as tax advice, planning, or consulting, should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events (such as initial public offerings, bankruptcy emergence, and spin-offs) and the company makes public disclosure of the amount and nature of those fees that are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Shareholder Proposals Limiting Non-Audit Services

General Recommendation: Vote case-by-case on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation

General Recommendation: Vote case-by-case on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;
•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

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2. Board of Directors:

Voting on Director Nominees in Uncontested Elections

Four fundamental principles apply when determining votes on director nominees:

1.	Accountability: Boards should be sufficiently accountable to shareholders, including through transparency of the company’s governance practices and regular board elections, by the provision of sufficient information for shareholders to be able to assess directors and board composition, and through the ability of shareholders to remove directors.
2.	Responsiveness: Directors should respond to investor input, such as that expressed through significant opposition to management proposals, significant support for shareholder proposals (whether binding or non-binding), and tender offers where a majority of shares are tendered.
3.	Composition: Companies should ensure that directors add value to the board through their specific skills and expertise and by having sufficient time and commitment to serve effectively. Boards should be of a size appropriate to accommodate diversity, expertise, and independence, while ensuring active and collaborative participation by all members.
4.	Independence: Boards should be sufficiently independent from management (and significant shareholders) so as to ensure that they are able and motivated to effectively supervise management’s performance for the benefit of all shareholders, including in setting and monitoring the execution of corporate strategy, with appropriate use of shareholder capital, and in setting and monitoring executive compensation programs that support that strategy. The chair of the board should ideally be an independent director, and all boards should have an independent leadership position or a similar role in order to help provide appropriate counterbalance to executive management, as well as having sufficiently independent committees that focus on key governance concerns such as audit, compensation, and nomination of directors.

General Recommendation: Generally vote for director nominees, except under the following circumstances:

1.	Accountability

Vote against2 or withhold from the entire board of directors (except new nominees3, who should be considered case-by-case) for the following:

Problematic Takeover Defenses

Classified Board Structure:

1.1.	The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election. All appropriate nominees (except new) may be held accountable.

Director Performance Evaluation:

2 In general, companies with a plurality vote standard use “Withhold” as the contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.
3 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If ISS cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

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1.2.	The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability of shareholders to call special meetings;
•	The inability of shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non–shareholder-approved poison pill.

Poison Pills:

1.3.	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote against or withhold from nominees every year until this feature is removed;
1.4.	The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually elected boards at least once every three years, and vote against or withhold votes from all nominees if the company still maintains a non-shareholder-approved poison pill; or
1.5.	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote case-by-case on all nominees if:

1.6.	The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:
•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders—i.e. whether the company had time to put the pill on the ballot for shareholder ratification given the circumstances;
•	The issuer’s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices

Generally vote against or withhold from the members of the Audit Committee if:

1.7.	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
1.8.	The company receives an adverse opinion on the company’s financial statements from its auditor; or
1.9.	There is persuasive evidence that the Audit Committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote case-by-case on members of the Audit Committee and potentially the full board if:

1.10.	Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence, and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether withhold/against votes are warranted.
Problematic Compensation Practices/Pay for Performance Misalignment

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PPM America, Inc. Proxy Voting Guideline Summary

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In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote against or withhold from the members of the Compensation Committee and potentially the full board if:

1.11.	There is a significant misalignment between CEO pay and company performance (pay for performance);
1.12.	The company maintains significant problematic pay practices;
1.13.	The board exhibits a significant level of poor communication and responsiveness to shareholders;
1.14.	The company fails to submit one-time transfers of stock options to a shareholder vote; or
1.15.	The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote case-by-case on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:

1.16.	The company’s previous say-on-pay received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
•	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
•	Specific actions taken to address the issues that contributed to the low level of support;
•	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments

1.17.	Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company’s ownership structure;
•	The company’s existing governance provisions;
•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.

Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders’ ability to amend bylaws.

1.18.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection

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with the company’s public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders’ rights, considering the following factors:
•	The level of impairment of shareholders’ rights caused by the provision;
•	The company’s or the board’s rationale for adopting the provision;
•	The provision’s impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
•	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Governance Failures

Under extraordinary circumstances, vote against or withhold from directors individually, committee members, or the entire board, due to:

1.19.	Material failures of governance, stewardship, risk oversight[4], or fiduciary responsibilities at the company;
1.20.	Failure to replace management as appropriate; or
1.21.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

2.	Responsiveness

Vote case-by-case on individual directors, committee members, or the entire board of directors as appropriate if:

2.1.	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:

›	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
›	Rationale provided in the proxy statement for the level of implementation;
›	The subject matter of the proposal;
›	The level of support for and opposition to the resolution in past meetings;
›	Actions taken by the board in response to the majority vote and its engagement with shareholders;
›	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
›	Other factors as appropriate.

2.2.	The board failed to act on takeover offers where the majority of shares are tendered;
2.3.	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;

4 Examples of failure of risk oversight include, but are not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging of company stock; or significant pledging of company stock.

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2.4.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
2.5.	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
›	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
›	The company’s ownership structure and vote results;
›	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
›	The previous year’s support level on the company’s say-on-pay proposal.

3.	Composition

Attendance at Board and Committee Meetings:

3.1.	Generally vote against or withhold from directors (except new nominees, who should be considered case-by-case5) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:
›	Medical issues/illness;
›	Family emergencies; and
›	Missing only one meeting (when the total of all meetings is three or fewer).

3.2.	If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote against or withhold from the director(s) in question.

Overboarded Directors:

Vote against or withhold from individual directors who:

3.3.	Sit on more than six public company boards; for meetings on or after Feb. 1, 2017[6], sit on more than five public company boards; or
3.4.	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards[7].

4.	Independence

Vote against or withhold from Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:

5 For new nominees only, schedule conflicts due to commitments made prior to their appointment to the board are considered if disclosed in the proxy or another SEC filing.
6 This policy change includes a 1-year transition period to allow time for affected directors to address necessary changes if they wish.
7 Although all of a CEO’s subsidiary boards will be counted as separate boards, ISS will not recommend a withhold vote from the CEO of a parent company board or any of the controlled (>50 percent ownership) subsidiaries of that parent, but may do so at subsidiaries that are less than 50 percent controlled and boards outside the parent/subsidiary relationships.

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4.1.	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
4.2.	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
4.3.	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
4.4.	Independent directors make up less than a majority of the directors.

2015 ISS U.S. Categorization of Directors
1.    Inside Director (I)
1.1.         Current employee or current officer[1] of the company or one of its affiliates[2].
1.2.         Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
1.3.         Director named in the Summary Compensation Table (excluding former interim officers).

2.    Affiliated Outside Director (AO)
Board Attestation
2.1.         Board attestation that an outside director is not independent.
Former CEO/Interim Officer
2.2.         Former CEO of the company.[3],[4]
2.3.         Former CEO of an acquired company within the past five years[4].
2.4.         Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made.[5]
Non-CEO Executives
2.5.         Former officer[1] of the company, an affiliate[2] or an acquired firm within the past five years.
2.6.         Officer [1]of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
2.7.         Officer[1], former officer, or general or limited partner of a joint venture or partnership with the company.
Family Members
2.8.         Immediate family member[6] of a current or former officer[1] of the company or its affiliates[2] within the last five years.
2.9.         Immediate family member[6] of a current employee of company or its affiliates[2] where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).
Transactional, Professional, Financial, and Charitable Relationships
2.10.      Currently provides (or an immediate family member[6] provides) professional services[7] to the company, to an affiliate[2] of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.11.      Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional services[7] to the company, to an affiliate[2] of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
2.12.      Has (or an immediate family member[6] has) any material transactional relationship[8] with the company or its affiliates[2] (excluding investments in the company through a private placement).
2.13.      Is (or an immediate family member[6] is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationship[8] with the company or its

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 affiliates[2] (excluding investments in the company through a private placement).
2.14.      Is (or an immediate family member[6] is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowments[8] from the company or its affiliates[2].
Other Relationships
2.15.      Party to a voting agreement[9] to vote in line with management on proposals being brought to shareholder vote.
2.16.      Has (or an immediate family member[6] has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[10].
2.17.      Founder[11] of the company but not currently an employee.
2.18.      Any material[12] relationship with the company.

3.    Independent Outside Director (IO)
3.1.         No material[12] connection to the company other than a board seat.
Footnotes:

[1]The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.

[2] “Affiliate” includes a subsidiary, sibling company, or parent company. ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

[3] Includes any former CEO of the company prior to the company’s initial public offering (IPO).

[4] When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, ISS will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.

[5] ISS will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was under way for a full-time officer at the time.

[6] “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.

[7] Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services:

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deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.

[8] A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, ISS will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).

[9] Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.

[10] Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

[11] The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause ISS to deem the founder as an independent outsider.

[12] For purposes of ISS’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits

General Recommendation: Vote against management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote against management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size

General Recommendation: Vote for proposals seeking to fix the board size or designate a range for the board size.

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Vote against proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board

General Recommendation: Vote against proposals to classify (stagger) the board.

Vote for proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning

General Recommendation: Generally vote for proposals seeking disclosure on a CEO succession planning policy, considering, at a minimum, the following factors:

•	The reasonableness/scope of the request; and
•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting

General Recommendation: Generally vote against management proposals to eliminate cumulate voting, and for shareholder proposals to restore or provide for cumulative voting, unless:

•	The company has proxy access, thereby allowing shareholders to nominate directors to the company’s ballot; and
•	The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote for proposals for cumulative voting at controlled companies (insider voting power > 50%).

Director and Officer Indemnification and Liability Protection

General Recommendation: Vote case-by-case on proposals on director and officer indemnification and liability protection.

Vote against proposals that would:

•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
•	Expand coverage beyond just legal expenses to liability for acts that are more serious violations of fiduciary obligation than mere carelessness.
•	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

Vote for only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:

•	If the director was found to have acted in good faith and in a manner that s/he reasonably believed was in the best interests of the company; and
•	If only the director’s legal expenses would be covered.

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Establish/Amend Nominee Qualifications

General Recommendation: Vote case-by-case on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and the degree to which they may preclude dissident nominees from joining the board.

Vote case-by-case on shareholder resolutions seeking a director nominee who possesses a particular subject matter expertise, considering:

•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•	The company’s disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•	The scope and structure of the proposal.

Establish Other Board Committee Proposals

General Recommendation: Generally vote against shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company’s flexibility to determine an appropriate oversight mechanism for itself. However, the following factors will be considered:

•	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;
•	Level of disclosure regarding the issue for which board oversight is sought;
•	Company performance related to the issue for which board oversight is sought;
•	Board committee structure compared to that of other companies in its industry sector; and
•	The scope and structure of the proposal.

Filling Vacancies/Removal of Directors

General Recommendation: Vote against proposals that provide that directors may be removed only for cause.

Vote for proposals to restore shareholders’ ability to remove directors with or without cause.

Vote against proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote for proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)

General Recommendation: Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

•	The scope of the proposal;
•	The company’s current board leadership structure;
•	The company’s governance structure and practices;
•	Company performance; and
•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

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Under the review of the company’s board leadership structure, ISS may support the proposal under the following scenarios absent a compelling rationale:  the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, ISS will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

ISS’ performance assessment will generally consider one-, three, and five-year TSR compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long-term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees

General Recommendation: Vote for shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS’ definition of independent outsider. (See Categorization of Directors.)

Vote for shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors unless they currently meet that standard.

Majority Vote Standard for the Election of Directors

General Recommendation: Generally vote for management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote against if no carve-out for a plurality vote standard in contested elections is included.

Generally vote for precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

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Proxy Access

ISS supports proxy access as an important shareholder right, one that is complementary to other best-practice corporate governance features. However, in the absence of a uniform standard, proposals to enact proxy access may vary widely; as such, ISS is not setting forth specific parameters at this time and will take a case-by-case approach in evaluating these proposals.

General Recommendation: Vote case-by-case on proposals to enact proxy access, taking into account, among other factors:

•	Company-specific factors; and
•	Proposal-specific factors, including:
•	The ownership thresholds proposed in the resolution (i.e., percentage and duration);
•	The maximum proportion of directors that shareholders may nominate each year; and
•	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations.

Require More Nominees than Open Seats

General Recommendation: Vote against shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)

General Recommendation: Generally vote for shareholder proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:

•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and
•	The company has an independent chairman or a lead director, according to ISS’ definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests/Proxy Access—Voting for Director Nominees in Contested Elections

General Recommendation: Vote case-by-case on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

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In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote-No Campaigns

General Recommendation: In cases where companies are targeted in connection with public “vote-no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

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3. Shareholder Rights & Defenses

Advance Notice Requirements for Shareholder Proposals/Nominations

General Recommendation: Vote case-by-case on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory, and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent

General Recommendation: Vote against proposals giving the board exclusive authority to amend the bylaws.

Vote for proposals giving the board the ability to amend the bylaws in addition to shareholders.

Control Share Acquisition Provisions

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

General Recommendation: Vote for proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote against proposals to amend the charter to include control share acquisition provisions.

Vote for proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions

Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

General Recommendation: Vote for proposals to opt out of control share cash-out statutes.

Disgorgement Provisions

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time

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(between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

General Recommendation: Vote for proposals to opt out of state disgorgement provisions.

Fair Price Provisions

General Recommendation: Vote case-by-case on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally vote against fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions

General Recommendation: Vote for proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

Greenmail

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

General Recommendation: Vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote case-by-case on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights (including Exclusive Venue and Fee-Shifting Bylaw Provisions)

Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

General Recommendation: Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;
•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
•	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

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Unilateral adoption by the board of bylaw provisions which affect shareholders’ litigation rights will be evaluated under ISS’ policy on Unilateral Bylaw/Charter Amendments.

Net Operating Loss (NOL) Protective Amendments

General Recommendation: Vote against proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (NOL) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy

General Recommendation: Vote for shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it unless the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or
•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote for the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill

General Recommendation: Vote case-by-case on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

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In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)

General Recommendation: Vote against proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (NOL) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.

Vote case-by-case on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

Proxy Voting Disclosure, Confidentiality, and Tabulation

General Recommendation: Vote case-by-case on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights. Specific issues covered under the policy include, but are not limited to, confidential voting of individual proxies and ballots, confidentiality of running vote tallies, and the treatment of abstentions and/or broker non-votes in the company’s vote-counting methodology.

•	While a variety of factors may be considered in each analysis, the guiding principles are: transparency, consistency, and fairness in the proxy voting process. The factors considered, as applicable to the proposal, may include:
•	The scope and structure of the proposal;
•	The company’s stated confidential voting policy (or other relevant policies) and whether it ensures a “level playing field” by providing shareholder proponents with equal access to vote information prior to the annual meeting;
•	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the proxy voting process and maintains the integrity of vote results;
•	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;
•	Any recent controversies or concerns related to the company’s proxy voting mechanics;
•	Any unintended consequences resulting from implementation of the proposal; and
•	Any other factors that may be relevant.

Reimbursing Proxy Solicitation Expenses

General Recommendation: Vote case-by-case on proposals to reimburse proxy solicitation expenses.

When voting in conjunction with support of a dissident slate, vote for the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote for shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;

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•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals

General Recommendation: Management or shareholder proposals to change a company’s state of incorporation should be evaluated case-by-case, giving consideration to both financial and corporate governance concerns including the following:

•	Reasons for reincorporation;
•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote for reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent

General Recommendation: Generally vote against management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote for management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote case-by-case on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•	An unfettered[8] right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

Shareholder Ability to Call Special Meetings

General Recommendation: Vote against management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote for management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;
•	Minimum ownership threshold necessary to call special meetings (10% preferred);
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

8 “Unfettered” means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.

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Stakeholder Provisions

General Recommendation: Vote against proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes

General Recommendation: Vote case-by-case on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements

General Recommendation: Vote against proposals to require a supermajority shareholder vote.

Vote for management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote case-by-case, taking into account:

•	Ownership structure;
•	Quorum requirements; and
•	Vote requirements.

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4. CAPITAL/RESTRUCTURING

Capital

Adjustments to Par Value of Common Stock

General Recommendation: Vote for management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action.

Vote for management proposals to eliminate par value.

Common Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote against proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote case-by-case on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company’s use of authorized shares during the last three years

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes of the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
•	The dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Dual Class Structure

General Recommendation: Generally vote against proposals to create a new class of common stock unless:

•	The company discloses a compelling rationale for the dual-class capital structure, such as:
•	The company’s auditor has concluded that there is substantial doubt about the company’s ability to continue as a going concern; or
•	The new class of shares will be transitory;
•	The new class is intended for financing purposes with minimal or no dilution to current shareholders in both the short term and long term; and
•	The new class is not designed to preserve or increase the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

General Recommendation: Vote against proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder- approved shareholder rights plan (poison pill).

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Preemptive Rights

General Recommendation: Vote case-by-case on shareholder proposals that seek preemptive rights, taking into consideration:

•	The size of the company;
•	The shareholder base; and
•	The liquidity of the stock.

Preferred Stock Authorization

General Recommendation: Vote for proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote against proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote case-by-case on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:
•	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:
•	Disclosure in the proxy statement of the specific purposes for the proposed increase;
•	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
•	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by ISS (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
•	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans

General Recommendation: Vote case-by-case on recapitalizations (reclassifications of securities), taking into account the following:

•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.

Reverse Stock Splits

General Recommendation: Vote for management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote against proposals when there is not a proportionate reduction of authorized shares, unless:

•	A stock exchange has provided notice to the company of a potential delisting; or

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•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Share Repurchase Programs

General Recommendation: Vote for management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

Stock Distributions: Splits and Dividends

General Recommendation: Vote for management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with ISS’ Common Stock Authorization policy.

Tracking Stock

General Recommendation: Vote case-by-case on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and
•	Alternatives such as spin-off.

Restructuring

Appraisal Rights

General Recommendation: Vote for proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases

General Recommendation: Vote case-by-case on asset purchase proposals, considering the following factors:

•	Purchase price;
•	Fairness opinion;
•	Financial and strategic benefits;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives for the business;
•	Non-completion risk.

Asset Sales

General Recommendation: Vote case-by-case on asset sales, considering the following factors:

•	Impact on the balance sheet/working capital;
•	Potential elimination of diseconomies;
•	Anticipated financial and operating benefits;
•	Anticipated use of funds;
•	Value received for the asset;

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•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest.

Bundled Proposals

General Recommendation: Vote case-by-case on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote against the proposals. If the combined effect is positive, support such proposals.

Conversion of Securities

General Recommendation: Vote case-by-case on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote for the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans

General Recommendation: Vote case-by-case on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:

•	Dilution to existing shareholders’ positions;
•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
•	Management’s efforts to pursue other alternatives;
•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
·	Conflict of interest - arm’s length transaction, managerial incentives.

Vote for the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company

General Recommendation: Vote case-by-case on proposals regarding the formation of a holding company, taking into consideration the following:

•	The reasons for the change;
•	Any financial or tax benefits;
•	Regulatory benefits;
•	Increases in capital structure; and
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend for the transaction, vote against the formation of a holding company if the transaction would include either of the following:

•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•	Adverse changes in shareholder rights.

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Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)

General Recommendation: Vote case-by-case on going private transactions, taking into account the following:

•	Offer price/premium;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.

Vote case-by-case on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:

•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:
•	Are all shareholders able to participate in the transaction?
•	Will there be a liquid market for remaining shareholders following the transaction?
•	Does the company have strong corporate governance?
•	Will insiders reap the gains of control following the proposed transaction?
•	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures

General Recommendation: Vote case-by-case on proposals to form joint ventures, taking into account the following:

•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives; and
•	Non-completion risk.

Liquidations

General Recommendation: Vote case-by-case on liquidations, taking into account the following:

•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.

Vote for the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions

General Recommendation: Vote case-by-case on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.
•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

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•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.
•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.
•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the “ISS Transaction Summary” section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.
•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Private Placements/Warrants/Convertible Debentures

General Recommendation: Vote case-by-case on proposals regarding private placements, warrants, and convertible debentures taking into consideration:

•	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.

•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
•	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.

•	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

Financial issues:
•	The company’s financial condition;
•	Degree of need for capital;
•	Use of proceeds;
•	Effect of the financing on the company’s cost of capital;
•	Current and proposed cash burn rate;
•	Going concern viability and the state of the capital and credit markets.

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›	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.

Control issues:
•	Change in management;
•	Change in control;
•	Guaranteed board and committee seats;
•	Standstill provisions;
•	Voting agreements;
•	Veto power over certain corporate actions; and
•	Minority versus majority ownership and corresponding minority discount or majority control premium

Conflicts of interest:
•	Conflicts of interest should be viewed from the perspective of the company and the investor.
•	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?

Market reaction:
•	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote for the private placement, or for the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)

General Recommendation: Vote case-by-case on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)

General Recommendation: Vote case-by-case on SPAC mergers and acquisitions taking into account the following:

•	Valuation—Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.
•	Market reaction—How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

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•	Deal timing—A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.
•	Negotiations and process—What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.
•	Conflicts of interest—How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.
•	Voting agreements—Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote against the proposed merger or exercise conversion rights?
•	Governance—What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs

General Recommendation: Vote case-by-case on spin-offs, considering:

•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spinoff;
•	Fairness opinion;
•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.

Value Maximization Shareholder Proposals

General Recommendation: Vote case-by-case on shareholder proposals seeking to maximize shareholder value by:

•	Hiring a financial advisor to explore strategic alternatives;
•	Selling the company; or
•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:

•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management (such as the adoption of takeover defenses);
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	The company actively exploring its strategic options, including retaining a financial advisor.

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5. COMPENSATION

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation—Management Proposals (Management Say-on-Pay)

General Recommendation: Vote case-by-case on ballot items related to executive pay and practices, as well as certain aspects of outside director compensation.

Vote against Advisory Votes on Executive Compensation (Management Say-on-Pay—MSOP) if:

•	There is a significant misalignment between CEO pay and company performance (pay for performance);
•	The company maintains significant problematic pay practices;
•	The board exhibits a significant level of poor communication and responsiveness to shareholders.

Vote against or withhold from the members of the Compensation Committee and potentially the full board if:

•	There is no MSOP on the ballot, and an against vote on an MSOP is warranted due to pay for performance misalignment, problematic pay practices, or the lack of adequate responsiveness on compensation issues raised previously, or a combination thereof;
•	The board fails to respond adequately to a previous MSOP proposal that received less than 70 percent support of votes cast;
•	The company has recently practiced or approved problematic pay practices, including option repricing or option backdating; or
•	The situation is egregious.

Primary Evaluation Factors for Executive Pay

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Pay-for-Performance Evaluation
ISS annually conducts a pay-for-performance analysis to identify strong or satisfactory alignment between pay and performance over a sustained period. With respect to companies in the Russell 3000 or Russell 3000E Indices9, this analysis considers the following:

1.	Peer Group[10] Alignment:

•	The degree of alignment between the company’s annualized TSR rank and the CEO’s annualized total pay rank within a peer group, each measured over a three-year period.
•	The multiple of the CEO’s total pay relative to the peer group median.

2.	Absolute Alignment[11] – the absolute alignment between the trend in CEO pay and company TSR over the prior five fiscal years – i.e., the difference between the trend in annual pay changes and the trend in annualized TSR during the period.

If the above analysis demonstrates significant unsatisfactory long-term pay-for-performance alignment or, in the case of companies outside the Russell indices, misaligned pay and performance are otherwise suggested, our analysis may include any of the following qualitative factors, as relevant to evaluating how various pay elements may work to encourage or to undermine long-term value creation and alignment with shareholder interests:

•	The ratio of performance- to time-based equity awards;
•	The overall ratio of performance-based compensation;
•	The completeness of disclosure and rigor of performance goals;
•	The company’s peer group benchmarking practices;
•	Actual results of financial/operational metrics, such as growth in revenue, profit, cash flow, etc., both absolute and relative to peers;
•	Special circumstances related to, for example, a new CEO in the prior FY or anomalous equity grant practices (e.g., bi-annual awards);
•	Realizable pay[12] compared to grant pay; and
•	Any other factors deemed relevant.

Problematic Pay Practices
The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements

Pay elements that are not directly based on performance are generally evaluated case-by-case considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS’ Compensation FAQ

9  The Russell 3000E Index includes approximately 4,000 of the largest U.S. equity securities.
10 The revised peer group is generally comprised of 14-24 companies that are selected using market cap, revenue (or assets for certain financial firms), GICS industry group, and company’s selected peers’ GICS industry group, with size constraints, via a process designed to select peers that are comparable to the subject company in terms of revenue/assets and industry, and also within a market cap bucket that is reflective of the company’s. For Oil, Gas & Consumable Fuels companies, market cap is the only size determinant.
11 Only Russell 3000 Index companies are subject to the Absolute Alignment analysis.
12 ISS research reports include realizable pay for S&P1500 companies.

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document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:

•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
○	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
○	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
○	CIC payments with excise tax gross-ups (including “modified” gross-ups).
•	Insufficient executive compensation disclosure by externally-managed issuers (EMIs) such that a reasonable assessment of pay programs and practices applicable to the EMI’s executives is not possible.

Incentives that may Motivate Excessive Risk-Taking

•	Multi-year guaranteed bonuses;
•	A single or common performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

The following factors should be examined case-by-case to allow for distinctions to be made between “sloppy” plan administration versus deliberate action or fraud:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

Compensation Committee Communications and Responsiveness
Consider the following factors case-by-case when evaluating ballot items related to executive pay on the board’s responsiveness to investor input and engagement on compensation issues:

•	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
•	Failure to adequately respond to the company’s previous say-on-pay proposal that received the support of less than 70 percent of votes cast, taking into account:
•	The company’s response, including:
○	Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
○	Specific actions taken to address the issues that contributed to the low level of support;

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○	Other recent compensation actions taken by the company;
•	Whether the issues raised are recurring or isolated;
•	The company’s ownership structure; and
•	Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)

General Recommendation: Vote for annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale

General Recommendation: Vote case-by-case on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

Features that may result in an “against” recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):

•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), ISS will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity-Based and Other Incentive Plans

General Recommendation: Vote case-by-case on certain equity-based compensation plans13 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

•	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:

13 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:

•	Automatic single-triggered award vesting upon a change in control (CIC);
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan.

Grant Practices:
•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements in most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy;
•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:

•	Awards may vest in connection with a liberal change-of-control definition;
•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or

Any other plan features are determined to have a significant negative impact on shareholder interests.

Plan Cost

General Recommendation: Generally vote against equity plans if the cost is unreasonable. For non-employee director plans, vote for the plan if certain factors are met (see Director Compensation section).

Shareholder Value Transfer (SVT)
The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark.   The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for

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the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.14

Grant Practices
Three-Year Burn Rate
Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark.

14 For plans evaluated under the Equity Plan Scorecard policy, the company’s SVT benchmark is considered along with other factors.

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2015 Burn Rate Benchmarks
S&P500
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
10	Energy	1.19%	0.56%	2.00%	*
15	Materials	1.25%	0.71%	2.00%	*
20	Industrials	1.44%	0.69%	2.13%
25	Consumer Discretionary	1.66%	0.84%	2.50%
30	Consumer Staples	1.42%	0.69%	2.11%
35	Health Care	1.99%	0.83%	2.82%
40	Financials	1.79%	1.46%	3.25%
45	Information Technology	3.24%	1.49%	4.73%
50	Telecommunication Services	0.95%	0.33%	2.00%	*
55	Utilities	0.82%	0.38%	2.00%	*

Russell 3000 (excluding the S&P500)
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	2.55%	2.48%	5.03%
1510	Materials	1.60%	1.31%	2.91%
2010	Capital Goods	1.93%	1.22%	3.15%
2020	Commercial & Professional Services	2.86%	1.70%	4.56%
2030	Transportation	1.84%	2.07%	3.91%
2510	Automobiles & Components	2.02%	1.35%	3.37%
2520	Consumer Durables & Apparel	2.32%	1.57%	3.89%
2530	Consumer Services	2.58%	1.63%	4.21%
2540	Media	2.65%	2.52%	5.17%
2550	Retailing	2.65%	1.81%	4.46%
3010, 3020, 3030	Consumer Staples	1.73%	1.42%	3.15%
3510	Health Care Equipment & Services	3.28%	1.85%	5.13%
3520	Pharmaceuticals & Biotechnology	3.78%	2.21%	5.99%
4010	Banks	1.67%	1.67%	3.34%
4020	Diversified Financials	4.56%	4.43%	8.99%
4030	Insurance	2.04%	1.80%	3.84%
4040	Real Estate	1.40%	1.31%	2.71%
4510	Software & Services	4.97%	2.91%	7.88%
4520	Technology Hardware & Equipment	3.65%	2.20%	5.85%
4530	Semiconductor Equipment	4.75%	2.15%	6.90%
5010	Telecommunication Services	3.03%	1.51%	4.54%
5010	Utilities	0.84%	0.54%	2.00%

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Non-Russell 3000
GICS	Description	Mean	Standard Deviation	Industry Benchmark*
1010	Energy	2.51%	3.72%	6.23%
1510	Materials	3.09%	3.89%	6.98%
2010	Capital Goods	3.54%	3.96%	7.50%
2020	Commercial & Professional Services	3.88%	3.64%	7.52%
2030	Transportation	1.73%	2.14%	3.87%
2510	Automobiles & Components	2.19%	2.02%	4.21%
2520	Consumer Durables & Apparel	2.83%	3.05%	5.88%
2530	Consumer Services	2.71%	3.00%	5.71%
2540	Media	2.70%	2.49%	5.19%
2550	Retailing	3.79%	2.72%	6.51%
3010, 3020, 3030	Consumer Staples	2.36%	2.96%	5.32%
3510	Health Care Equipment & Services	4.56%	3.91%	8.47%
3520	Pharmaceuticals & Biotechnology	4.86%	3.86%	8.72%
4010	Banks	1.20%	1.80%	3.00%
4020	Diversified Financials	2.28%	4.11%	6.39%
4030	Insurance	1.06%	1.68%	2.74%
4040	Real Estate	0.93%	1.44%	2.37%
4510	Software & Services	4.62%	3.70%	8.32%
4520	Technology Hardware & Equipment	4.07%	3.91%	7.98%
4530	Semiconductor Equipment	4.44%	4.26%	8.70%
5010	Telecommunication Services	3.67%	3.66%	7.33%
5510	Utilities	1.81%	2.21%	4.02%

*The benchmark is generally the Mean + Standard Deviation, subject to minimum benchmark of 2%. In addition, year-over-year burn rate benchmark changes are limited to a maximum of two (2) percentage points plus or minus the prior year’s burn rate benchmark.
A premium (multiplier) is applied on full value awards for the past three fiscal years. The guideline for applying the premium is as follows:

Stock Price Volatility	Multiplier
54.6% and higher	1 full-value award will count as 1.5 option shares
36.1% or higher and less than 54.6%	1 full-value award will count as 2.0 option shares
24.9% or higher and less than 36.1%	1 full-value award will count as 2.5 option shares
16.5% or higher and less than 24.9%	1 full-value award will count as 3.0 option shares
7.9% or higher and less than 16.5%	1 full-value award will count as 3.5 option shares
Less than 7.9%	1 full-value award will count as 4.0 option shares

Egregious Factors
Liberal Change in Control Definition
Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

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Repricing Provisions
Vote against plans that expressly permit the repricing or exchange of underwater stock options/stock appreciate rights (SARs) without prior shareholder approval.  “Repricing” includes the ability to do any of the following:

•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote against or withhold from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.

Vote against plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices or Significant Pay-for-Performance Disconnect

If the equity plan on the ballot is a vehicle for problematic pay practices, vote against the plan.

If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, ISS may recommend a vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:

•	Magnitude of pay misalignment;
•	Contribution of nonperformance-based equity grants to overall pay; and
•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations
Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) Units in Equity Plan Analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans

General Recommendation: Vote for proposals to implement a 401(k) savings plan for employees.

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Employee Stock Ownership Plans (ESOPs)

General Recommendation: Vote for proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans—Qualified Plans

General Recommendation: Vote case-by-case on qualified employee stock purchase plans. Vote for employee stock purchase plans where all of the following apply:

•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is 10 percent or less of the outstanding shares.

Vote against qualified employee stock purchase plans where any of the following apply:

•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans—Non-Qualified Plans

General Recommendation: Vote case-by-case on nonqualified employee stock purchase plans. Vote for nonqualified employee stock purchase plans with all the following features:

•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;
•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote against nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)

General Recommendation: Generally vote for proposals to approve or amend executive incentive plans if the proposal:

•	Is only to address administrative features;
•	Places a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m);
•	Adds performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate; or
•	Covers cash or cash and stock plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote against such proposals if:

•	The compensation committee does not fully consist of independent outsiders, per ISS’ Categorization of Directors; or
•	The plan or proposal contains excessive problematic provisions.

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Vote case-by-case on such proposals if:

•	In addition to seeking 162(m) tax treatment, the amendment may cause the transfer of additional shareholder value to employees (e.g., by requesting additional shares, extending the option term, or expanding the pool of plan participants). Evaluate the Shareholder Value Transfer in comparison with the company’s allowable cap; or
•	A company is presenting the plan to shareholders for Section 162(m) favorable tax treatment for the first time after the company’s initial public offering (IPO). Perform a full standard as applicable.

Option Exchange Programs/Repricing Options

General Recommendation: Vote case-by-case on management proposals seeking approval to exchange/reprice options taking into consideration:

•	Historic trading patterns-the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;
•	Rationale for the re-pricing-was the stock price decline beyond management’s control?
•	Is this a value-for-value exchange?
•	Are surrendered stock options added back to the plan reserve?
•	Option vesting--does the new option vest immediately or is there a black-out period?
•	Term of the option-the term should remain the same as that of the replaced option;
•	Exercise price-should be set at fair market or a premium to market;
•	Participants-executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal.  The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time.  Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential against vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule.  Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote for shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

General Recommendation: Vote case-by-case on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote for non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote case-by-case on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs

General Recommendation: One-time Transfers: Vote against or withhold from compensation committee members

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Vote case-by-case on one-time transfers. Vote for if:

•	Executive officers and non-employee directors are excluded from participating;
•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Ongoing TSO program: Vote against equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

•	Eligibility;
•	Vesting;
•	Bid-price;
•	Term of options;
•	Cost of the program and impact of the TSOs on company’s total option expense
•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors

General Recommendation: Vote case-by-case on compensation plans for non-employee directors, based on the cost of the plans against the company’s benchmark.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed benchmark.  Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
•	A minimum vesting of three years for stock options or restricted stock; or
•	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
•	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
•	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and
•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

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Non-Employee Director Retirement Plans

General Recommendation: Vote against retirement plans for non-employee directors.

Vote for shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Adopt Anti-Hedging/Pledging/Speculative Investments Policy

General Recommendation: Generally vote for proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.  However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”

General Recommendation: Vote case-by-case on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:

•	The company’s past practices regarding equity and cash compensation;
•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants—Disclosure of Board or Company’s Utilization

General Recommendation: Generally vote for shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s), and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

General Recommendation: Generally vote for shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote against shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote against shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote against shareholder proposals requiring director fees be paid in stock only.

Generally vote against shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote case-by-case on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

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Golden Coffins/Executive Death Benefits

General Recommendation: Generally vote for proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time

General Recommendation: Vote case-by-case on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain a portion of net shares acquired through compensation plans. The following factors will be taken into account:

•	The percentage/ratio of net shares required to be retained;
•	The time period required to retain the shares
•	Whether the company has equity retention, holding period, and/or stock ownership requirements in place and the robustness of such requirements;
•	Whether the company has any other policies aimed at mitigating risk taking by executives;
•	Executives’ actual stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s existing requirements; and
•	Problematic pay practices, current and past, which may demonstrate a short-term versus a long-term focus.

Non-Deductible Compensation

General Recommendation: Generally vote for proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay Disparity

General Recommendation: Generally vote against proposals calling for an analysis of the pay disparity between corporate executives and other non-executive employees.

Pay for Performance/Performance-Based Awards

General Recommendation: Vote case-by-case on shareholder proposals requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

•	First, vote for shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

•	Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote for the proposal. Furthermore, if target performance results in an above target payout, vote for the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote for the shareholder proposal regardless of the outcome of the first step to the test.

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In general, vote for the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance

General Recommendation: Vote case-by-case on shareholder proposals that request the board establish a pay-for-superior performance standard in the company’s executive compensation plan for senior executives. These proposals generally include the following principles:

•	Set compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;
•	Deliver a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;
•	Provide the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;
•	Establish performance targets for each plan financial metric relative to the performance of the company’s peer companies;
•	Limit payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

•	What aspects of the company’s annual and long-term equity incentive programs are performance driven?
•	If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?
•	Can shareholders assess the correlation between pay and performance based on the current disclosure?
•	What type of industry and stage of business cycle does the company belong to?

Pre-Arranged Trading Plans (10b5-1 Plans)

General Recommendation: Generally vote for shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.  These principles include:

•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	An executive may not trade in company stock outside the 10b5-1 Plan.
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from Serving on Compensation Committees

General Recommendation: Generally vote against proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoupment of Incentive or Stock Compensation in Specified Circumstances

General Recommendation: Vote case-by-case on proposals to recoup incentive cash or stock compensation made to senior executives if it is later determined that the figures upon which incentive compensation is earned turn out to have been in error, or if the senior executive has breached company policy or has engaged in misconduct that may be significantly

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detrimental to the company’s financial position or reputation, or if the senior executive failed to manage or monitor risks that subsequently led to significant financial or reputational harm to the company.  Many companies have adopted policies that permit recoupment in cases where an executive’s fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. However, such policies may be narrow given that not all misconduct or negligence may result in significant financial restatements. Misconduct, negligence or lack of sufficient oversight by senior executives may lead to significant financial loss or reputational damage that may have long-lasting impact.

In considering whether to support such shareholder proposals, ISS will take into consideration the following factors:

•	If the company has adopted a formal recoupment policy;
•	The rigor of the recoupment policy focusing on how and under what circumstances the company may recoup incentive or stock compensation;
•	Whether the company has chronic restatement history or material financial problems;
•	Whether the company’s policy substantially addresses the concerns raised by the proponent;
•	Disclosure of recoupment of incentive or stock compensation from senior executives or lack thereof; or
•	Any other relevant factors.

Severance Agreements for Executives/Golden Parachutes

General Recommendation: Vote for shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote case-by-case on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

·	The triggering mechanism should be beyond the control of management;
·	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs);
·	Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods

General Recommendation: Generally vote against shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote for the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Supplemental Executive Retirement Plans (SERPs)

General Recommendation: Generally vote for shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote for shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

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Tax Gross-Up Proposals

General Recommendation: Generally vote for proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment/Eliminating Accelerated Vesting of Unvested Equity

General Recommendation: Vote case-by-case on shareholder proposals seeking a policy requiring termination of employment prior to severance payment and/or eliminating accelerated vesting of unvested equity.

The following factors will be considered:

›	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares, etc.);
›	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote for proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

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6.	Social/Environmental Issues

Overall Approach

Generally vote with Management on the following Corporate Responsibility issues:

•	Animal Welfare

•	Animal Welfare Policies

•	Animal Testing

•	Animal Slaughter

•	Consumer Issues

•	Genetically Modified Ingredients

•	Reports on Potentially Controversial Business/Financial Practices

•	Pharmaceutical Pricing, Access to Medicines, and Prescription Drug Reimportation

•	Product Safety and Toxic/Hazardous Materials

•	Tobacco-Related Proposals

•	Climate Change

•	Climate Change/Greenhouse Gas (GHG) Emissions

•	Energy Efficiency

•	Renewable Energy

•	Diversity

•	Board Diversity

•	Equality of Opportunity

•	Gender Identity, Sexual Orientation, and Domestic Partner Benefits

•	Environment and Sustainability

•	Facility and Workplace Safety

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•	General Environmental Proposals and Community Impact Assessments

•	Hydraulic Fracturing

•	Operations in Protected Areas

•	Recycling

•	Sustainability Reporting

•	Water Issues

General Corporate Issues

•	Charitable Contributions

•	Data Security, Privacy, and Internet Issues

•	Environmental, Social, and Governance (ESG) Compensation-Related Proposals

•	Human Rights, Labor Issues, and International Operations

•	Human Rights Proposals

•	Operations in High Risk Markets

•	Outsourcing/Offshoring

•	Weapons and Military Sales

•	Political Activities

•	Lobbying

•	Political Contributions

•	Political Ties

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7.	Mutual Fund Proxies

Election of Directors

General Recommendation: Vote case-by-case on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund

General Recommendation: Vote case-by-case on conversion proposals, considering the following factors:

•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests

General Recommendation: Vote case-by-case on proxy contests, considering the following factors:

•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;
•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.

Investment Advisory Agreements

General Recommendation: Vote case-by-case on investment advisory agreements, considering the following factors:

•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;
•	Share price performance as compared with peers;
•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).

Approving New Classes or Series of Shares

General Recommendation: Vote for the establishment of new classes or series of shares.

Preferred Stock Proposals

General Recommendation: Vote case-by-case on the authorization for or increase in preferred shares, considering the following factors:

•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.

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1940 Act Policies

General Recommendation: Vote case-by-case on policies under the Investment Advisor Act of 1940, considering the following factors:

•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.

Generally vote for these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction

General Recommendation: Vote case-by-case on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

•	The fund’s target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental

General Recommendation: Vote against proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals

General Recommendation: Vote case-by-case on name change proposals, considering the following factors:

•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.

Change in Fund’s Subclassification

General Recommendation: Vote case-by-case on changes in a fund’s sub-classification, considering the following factors:

•	Potential competitiveness;
•	Current and potential returns;
•	Risk of concentration;
•	Consolidation in target industry.

Business Development Companies—Authorization to Sell Shares of Common Stock at a Price Below Net Asset Value

General Recommendation: Vote for proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

•
The proposal to allow share issuances below NAV has an expiration date no more than one year from the date shareholders approve the underlying proposal, as required under the Investment Company Act of 1940;

•
The sale is deemed to be in the best interests of shareholders by (1) a majority of the company’s independent directors and (2) a majority of the company’s directors who have no financial interest in the issuance; and

•	The company has demonstrated responsible past use of share issuances by either:
•	Outperforming peers in its 8-digit GICS group as measured by one- and three-year median TSRs; or

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•	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non-participating shareholders.

Disposition of Assets/Termination/Liquidation

General Recommendation: Vote case-by-case on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.

Changes to the Charter Document

General Recommendation: Vote case-by-case on changes to the charter document, considering the following factors:

•	The degree of change implied by the proposal;
•	The efficiencies that could result;
•	The state of incorporation;
•	Regulatory standards and implications.

Vote against any of the following changes:

•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;
•
Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund

General Recommendation: Vote case-by-case on re-incorporations, considering the following factors:

•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisers Without Shareholder Approval

General Recommendation: Vote against proposals authorizing the board to hire or terminate subadvisers without shareholder approval if the investment adviser currently employs only one subadviser.

Distribution Agreements

General Recommendation: Vote case-by-case on distribution agreement proposals, considering the following factors:

•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.

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Master-Feeder Structure

General Recommendation: Vote for the establishment of a master-feeder structure.

Mergers

General Recommendation: Vote case-by-case on merger proposals, considering the following factors:

•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement

General Recommendation: Generally vote against shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred

General Recommendation: Vote case-by-case on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote for the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor

General Recommendation: Vote case-by-case on proposals to terminate the investment advisor, considering the following factors:

•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.

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8.	Foreign Private Issuers Listed on U.S. Exchanges

General Recommendation: Vote against (or withhold from) non-independent director nominees at companies which fail to meet the following criteria: a majority-independent board, and the presence of an audit, a compensation, and a nomination committee, each of which is entirely composed of independent directors.

Where the design and disclosure levels of equity compensation plans are comparable to those seen at U.S. companies, U.S. compensation policy will be used to evaluate the compensation plan proposals. Otherwise, they, and all other voting items, will be evaluated using the relevant ISS regional or market proxy voting guidelines.

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Red Rocks Capital LLC
Proxy Voting Policy, Procedures and Guidelines
February 1, 2016

Overview

An investment adviser that exercises voting authority over clients’ proxies must adopt written policies and procedures that are reasonably designed to ensure that those proxies are voted in the best economic interests of clients.  An adviser’s policies and procedures must address how the adviser resolves material conflicts of interest between its interests and those of its clients.  An investment adviser must comply with certain record keeping and disclosure requirements with respect to its proxy voting responsibilities.  In addition, an investment adviser to ERISA accounts has an affirmative obligation to vote proxies for an ERISA account, unless the client expressly retains proxy voting authority.

Policy Summary

Red Rocks Capital LLC (“RRC”) has adopted and implemented the following policies and procedures, which it believes are reasonably designed to: (1) ensure that proxies are voted in the best economic interest of clients and (2) address material conflicts of interest that may arise.  RRC will provide clients with a copy of its policies and procedures, as they may be updated from time to time, upon request.  Information regarding RRC’s proxy voting decisions is confidential.  Therefore, the information may be shared on a need to know basis only, including within RRC.  Advisory clients may obtain information on how their proxies were voted by RRC.  However, RRC will not selectively disclose its investment company clients’ proxy voting records to third parties; the investment company clients’ proxy records will be disclosed to shareholders by publicly-available annual filings of each investment company’s proxy voting record for 12-month periods ending June 30th.

POLICY:

All proxies regarding client securities for which RRC has authority to vote will, unless RRC determines in accordance with policies stated below to refrain from voting, be voted in a manner considered by RRC to be in the best interest of RRC’s clients without regard to any resulting benefit or detriment to RRC or its affiliates.  The best interest of clients is defined for this purpose as the interest of enhancing or protecting the economic value of client accounts, considered as a group rather than individually, as RRC determines in its sole and absolute discretion.  In the event a client believes that its other interests require a different vote, RRC will vote as the client clearly instructs, provided RRC receives such instructions in time to act accordingly.

RRC endeavors to vote, in accordance with this Policy, all proxies of which it becomes aware, subject to the following general exceptions (unless otherwise agreed) when RRC expects to routinely refrain from voting:

1.	Proxies will usually not be voted in cases where the security has been loaned from the Client’s account.

2.	Proxies will usually not be voted in cases where RRC deems the costs to the Client and/or the administrative inconvenience of voting the security outweigh the benefit of doing so (e.g., international issuers which impose share blocking restrictions).

RRC seeks to avoid the occurrence of actual or apparent material conflicts of interest in the proxy voting process by voting in accordance with predetermined voting guidelines and observing other procedures that are intended to guard against and manage conflicts of interest (refer to Section III, Conflicts of Interest below).

PROCEDURES AND CONTROLS:

I. PROXY COMMITTEE

RRC has established a Proxy Committee whose standing members will include the two Managing Directors, who participate as voting authorities on the Committee. Each standing member may designate a senior portfolio manager or a senior analyst to act as a substitute in a given matter on their behalf.  Additionally, the Proxy Committee regularly involves other associates (e.g., Fund CCO or Legal representative) who participate as needed to enable effective execution of the Committee’s responsibilities.

The Proxy Committee’s functions include, in part,

(a) direction of the vote on proposals where there has been a recommendation to the Committee not to vote according to the predetermined Voting Guidelines (stated in Appendix A and Appendix B)  or on proposals which require special, individual consideration in accordance with Section IV.C;

(b) review at least annually of this Proxy Voting Policy and Procedure to ensure consistency with internal policies, client disclosures and regulatory requirements;

(c) review at least annually of existing Voting Guidelines and the need for development of additional Voting Guidelines to assist in the review of proxy proposals; and

(d) development and modification of Voting Procedures, as stated in Section VI, as it deems appropriate or necessary.

II. RRC’S INVESTMENT ASSOCIATES

In considering a particular proxy matter, the research analyst or portfolio manager must vote in the clients’ best interest as defined above.  Information regarding RRC’s proxy voting decisions is confidential information.  Therefore, research analysts and portfolio managers generally must not discuss proxy votes with any person outside of RRC and within RRC on a need to know basis only.

Research analysts and portfolio managers must discharge their responsibilities consistent with the obligations set forth below (refer to Management of Conflicts of Interest – Additional Procedures).  A research analyst or portfolio manager must disclose to RRC’s Chief Compliance Officer in writing any inappropriate attempt to influence their recommendation or any other personal interest that they have with the issuer (see Conflicts of Interest Disclosure and Certification Form - Appendix C to this policy).  For each Proxy Referral (defined below), the research analyst or portfolio manager is responsible for memorializing their recommendation and communicating it to the Compliance Department.

Research analysts and portfolio managers should seek advice from Compliance or Legal with respect to any questions that they have regarding personal conflicts of interests, communications regarding proxies, or other related matters.

III. CONFLICTS OF INTEREST

For purposes of this policy, a material conflict of interest is a relationship or activity engaged in by RRC, an RRC affiliate, or a RRC associate that creates an incentive (or appearance thereof) to favor the interests of RRC, the affiliate, or associate, rather than the clients’ interests.  For example, RRC may have a conflict of interest if either RRC has a significant business relationship with a company that is soliciting a proxy, or if an RRC associate involved in the proxy voting decision-making process has a significant personal or family relationship with the particular company.  A conflict of interest is considered to be “material” to the extent that a reasonable person could expect the conflict to influence RRC’s decision on the particular vote at issue.  In all cases where there is deemed to be a material conflict of interest, RRC will seek to resolve it in the clients’ best interests.

For those proxy proposals that: (1) are not addressed by RRC’s proxy voting guidelines; (2) the guidelines specify the issue must be evaluated and determined on a case-by-case basis; or (3) an RRC investment associate believes that an exception to the guidelines may be in the best economic interest of RRC’s clients (collectively, “Proxy Referrals”), RRC may vote the proxy, subject to the conflicts of interest procedures set forth below.

In the case of Proxy Referrals, Compliance will collect and review any information deemed reasonably appropriate to evaluate if RRC or any person participating in the proxy voting decision-making process has, or has the appearance of, a material conflict of interest.  RRC investment personnel involved in the particular Proxy Referral must report any personal conflict of interest circumstances to RRC’s Chief Compliance Officer in writing (see Appendix C - “Conflicts of Interest Disclosure and Certification Form”).  Compliance will consider information about RRC’s significant business relationships, as well as other relevant information.  The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter.  Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be excused from participating in the proxy vote at issue, Compliance will inform one of the standing members of the Proxy Committee.  Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

1.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);
2.	Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.
3.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC.  Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

1.
RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

2.
By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

●
To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies.  Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC.  In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

●
To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

3.	In certain circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party. In the event that RRC determines that it would be appropriate to use another third party, it will undertake a similar conflicts of interest assessment review.

4.	Any potential conflict of interest should be reported on the Conflicts of Interest Disclosure Form (Appendix C).

IV.        PROXY VOTING GUIDELINES

A.  RRC’s Proxy Voting Guidelines – General Practices.

The Proxy Committee has adopted the guidelines for voting proxies specified in Appendix A (The ISS Governance 2016 U.S. Proxy Voting Guidelines Summary) and in Appendix B (The ISS Governance 2016 Guidelines for Canada, UK, Europe, Australia and South Africa).  RRC uses an independent, third-party vendor (currently ISS Governance) to implement its proxy voting process as RRC’s proxy voting agent.  In general, whenever a vote is solicited, ISS Governance will execute the vote according to RRC’s Voting Guidelines (which generally follow ISS recommendations).

B. Ability to Vote Proxies Other than as Provided by Voting Guidelines.

A Portfolio Manager or other party involved with a client’s account may conclude that the best interest of the firm’s client, as defined above, requires that a proxy be voted in a manner that differs from the predetermined proxy Voting Guidelines.  In this situation, he or she will document why such proxy should be voted other than according to such Guidelines.  If any person, group, or entity requests the Proxy Committee (or any of its members) vote a proxy other than according to the predetermined Voting Guidelines, that person will furnish to the Proxy Committee a written explanation of the reasons for the request and a description of the person’s, group’s, or entity’s relationship, if any, with the parties proposing and/or opposing the matter’s.  The Proxy Committee may consider the matter, subject to the conflicts of interest procedures discussed above.

C. Other Proxy Proposals
For the following categories of  proposals either the Proxy Committee will determine how proxies related to all such proposals will be voted, or the proxies will generally be voted in accordance with ISS’ or an individual client’s guidelines.

1. New Proposals. For each new type of proposal that is expected to be proposed to shareholders of multiple companies, the Proxy Committee will develop a Voting Guideline which will be incorporated into this Policy.

2. Accounts Adhering to Taft Hartley Principles. All proposals for these accounts will be voted according to the Taft Hartley Guidelines developed by ISS.

3. Accounts Adhering to Socially Responsible Principles. All proposals for these accounts will be voted according to the Socially Responsible Guidelines developed by ISS or as specified by the client.

4. Proxies of International Issuers which Block Securities Sales between the Time a Shareholder submits a Proxy and the Vote.  In general, RRC will refrain from voting such securities so that it may trade them during any such blocked period.  However, in the exceptional circumstances that RRC determines that it would be appropriate to vote such proxies, all proposals for these securities will be voted only on the specific instruction of the Proxy Committee and to the extent practicable in accordance with the Voting Guidelines set forth in this Policy.

5. Proxies of Investment Company Shares. Proposals on issues other than those specified in Section IV.A will be voted on the specific instruction of the Proxy Committee.

6. Executive/Director Compensation. Except as provided in Section IV.A, proposals relating to compensation of any executive or director will be voted as recommended by ISS or as otherwise directed by the Proxy Committee.

7. Preemptive Rights. Proposals to create or eliminate shareholder preemptive rights. In evaluating these proposals the Proxy Committee will consider the size of the company and the nature of its shareholder base.

V. VOTING PROCEDURES

The Proxy Committee has developed the following procedures to aid the voting of proxies according to the Voting Guidelines.  The Proxy Committee may revise these procedures from time to time, as it deems necessary or appropriate to affect the purposes of this Policy.

1.	RRC will use an independent, third-party vendor, to implement its proxy voting process as RRC’s proxy voting agent. This retention is subject to RRC continuously assessing the vendor’s independence from RRC and its affiliates, and the vendor’s ability to perform its responsibilities (and, especially, its responsibility to vote client proxies in accordance with RRC’s proxy voting guidelines) free of any actual, potential or apparent material conflicts of interests that may arise between the interests of the vendor, its affiliates, the vendor’s other clients and the owners, officers or employees of any such firm, on the one hand, and RRC’s clients, on the other hand. As means of performing this assessment, RRC will require various reports and notices from the vendor, as well as periodic audits of the vendor’s voting record and other due diligence.

2.	The proxy vendor will provide proxy analysis and record keeping services in addition to voting proxies on behalf of RRC in accordance with this Policy.

3.	On a weekly basis, RRC will send to the proxy vendor a holdings file detailing each equity holding held in all accounts over which RRC has voting authority.

4.	RRC will receive proxy material information from the proxy vendor. This will include issues to be voted upon, together with a breakdown of holdings for RRC accounts.

5.	Whenever a vote is solicited, the proxy vendor will execute the vote according to RRC’s Voting Guidelines which generally follow the ISS recommendations as set forth in Appendix A and Appendix B.
○	If the proxy vendor is unsure how to vote a particular proxy, it will issue a request for voting instructions to RRC over a secure website. RRC personnel will check this website regularly.

6.	Each time that proxy vendor sends RRC a request to vote, the request will be accompanied by the recommended vote determined in accordance with RRC’s Voting Guidelines. The proxy vendor will vote as indicated in the request unless the client has reserved discretion, the Proxy Committee determines that the best interest of clients requires another vote, or the proposal is a matter as to which the Proxy Committee affords special, individual consideration under Section IV.C. In such situations, the proxy vendor will vote based on the direction of the client or the Proxy Committee, as the case may be. The interests of RRC’s Taft Hartley or Socially Responsible clients may impact a proposal that normally should be voted in a certain way.

7.	The proxy vendor will have procedures in place to ensure that a vote is cast on every security holding maintained by RRC on which a vote is solicited unless otherwise directed by the Proxy Committee. Upon request, RRC will send our clients a report from the proxy vendor detailing RRC’s voting for the previous period.

VI. SUPERVISION

Managers and supervisory personnel are responsible for ensuring that their associates understand and follow this policy and any applicable procedures adopted by the business group to implement the policy.  The Proxy Committee has ultimate responsibility for the implementation of this Policy.

VII. ESCALATION

With the exception of conflicts of interest-related matters, issues arising under this policy should be escalated to RRC’s Chief Compliance Officer.  Issues involving potential or actual conflicts of interest should be promptly communicated to the CCO.  The CCO will notify the Fund Chief Compliance Officer(s), if a material conflict of interest has arisen that deems the attention of the respective Fund Board(s).

VIII. MONITORING

RRC’s Compliance Department is primarily responsible for overseeing the day-to-day operations of the proxy voting process.  The Compliance Department’s monitoring will take into account the following elements: (1) periodic review of votes to ensure that the proxy vendor is accurately voting consistent with RRC’s Proxy Guidelines; and (2) review of fund website to ensure that annual reports are posted in a timely and accurate manner.

IX. AVAILABILITY OF PROXY POLICY AND VOTING RECORD

A summary disclosure regarding the provisions of this Policy is available in RRC’s Form ADV, Part 2A.  Upon receipt of a Client’s request for more information, RRC will provide to the Client a copy of this Policy and/or how RRC voted proxies for the Client pursuant to this Policy for up to a one-year period.  It is RRC’s policy not to disclose how it voted a client’s proxy to third parties.

With respect to its investment company clients, RRC will not selectively disclose its investment company clients’ proxy voting records.  RRC will create and maintain records of each investment company’s proxy record for 12-month periods ended June 30th.  RRC will compile the following information for each matter relating to a portfolio security considered at any shareholder meeting during the period covered by the annual report and which the company was entitled to vote:

●	The name of the issuer of the security;

●	The exchange ticker symbol of the portfolio security (is symbol is available through reasonably practicable means);

●	The Council on Uniform Securities Identification Procedures number for the portfolio security (if number is available through reasonably practicable means);

●	The shareholder meeting date;

●	A brief identification of the matter voted on;

●	Whether the matter was proposed by the issuer or by a security holder;

●	Whether the company cast its vote on the matter;

●	How the company cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding the election of directors); and

●	Whether the company cast its vote for or against management.

OTHER RECORD KEEPING REQUIREMENTS

Business groups and support partners are responsible for maintaining all records necessary to evidence compliance with this policy.  The records must be properly maintained and readily accessible in order to evidence compliance with this policy.

These records may include:

●	Proxy Committee Communications or Other Materials
●	Analysis and Supporting Materials of Investment Management Personnel Concerning Proxy Decisions and Recommendations
●	Conflicts of Interest Review Documentation, including Conflicts of Interest Forms
●	Client Communications Regarding Proxy Matters

Records should be retained for a period of not less than six years.  Records must be retained in an appropriate office of RRC for the first three years.

Appendix A
The ISS 2016 U.S. Proxy Voting Guidelines Summary
(Incorporated by Reference)

Website Address:
http://www.issgovernance.com/file/policy/2016-us-summary-voting-guidelines-dec-2015.pdf

Appendix B
The ISS 2016 Guidelines for Canada, UK, Europe, Australia and South Africa
(Incorporated by Reference)

Website Address:
http://www.issgovernance.com/file/policy/2016-canada-tsx-voting-guidelines-dec-2015.pdf
http://www.issgovernance.com/file/policy/2016-uk-and-ireland-proxy-voting-guidelines-dec-2015.pdf
http://www.issgovernance.com/file/policy/2016-europe-summary-voting-guidelines-dec-2015.pdf
http://www.issgovernance.com/file/policy/2016-emea-regional-summary-guidelines-dec-2015.pdf
http://www.issgovernance.com/file/policy/2015-2016australiavotingguidelines31aug2015.pdf
http://www.issgovernance.com/file/policy/2016-south-africa-voting-guidelines-dec-2015.pdf

Appendix C
Conflicts of Interest Disclosure Form

RED ROCKS CAPITAL LLC
PROXY VOTING CONFLICT
OF INTEREST DISCLOSURE FORM
1. Company name:____________________________________________
2. Date of Meeting: ___________________________________________
3. Referral Item(s): ____________________________________________
4. Description of RRC’s Business Relationship with Issuer of Proxy which may give rise to a conflict of interest:
____________________________________________________________________
4.        Describe procedures used to address any conflict of interest:

Compliance will consider information about RRC’s significant business relationships, as well as other relevant information.  The information considered by Compliance may include information regarding: (1) RRC client and other business relationships; (2) any relevant personal conflicts; and (3) communications between investment professionals and parties outside the RRC investment division regarding the proxy matter.  Compliance will consult with relevant experts, including legal counsel, as necessary.

If Compliance determines that it reasonably believes (1) RRC has a material conflict of interest, or (2) certain individuals should be recused from participating in the proxy vote at issue, Compliance will inform one of the standing members of the Proxy Committee.  Where a material conflict of interest is determined to have arisen in the proxy voting process, RRC’s policy is to invoke one or more of the following conflict management procedures:

a.	Causing the proxies to be voted in accordance with the recommendations of an independent third party (which generally will be RRC’s proxy voting agent);
b.	Causing the proxies to be delegated to a qualified, independent third party, which may include RRC’s proxy voting agent.
c.	In unusual cases, with the Client’s consent and upon ample notice, forwarding the proxies to RRC’s clients so that they may vote the proxies directly.

Affiliate Investment Companies and Public Companies

RRC considers (1) proxies solicited by open-end and closed-end investment companies for which RRC or an affiliate serves as an investment adviser or principal underwriter to present a material conflict of interest for RRC.  Consequently, the proxies of such affiliates will be voted following one of the conflict management procedures discussed above.

Management of Conflicts of Interest – Additional Procedures

 RRC has various compliance policies and procedures in place in order to address any material conflicts of interest that might arise in this context.

a.
RRC’s Code of Ethics affirmatively requires that associates of RRC act in a manner whereby no actual or apparent conflict of interest may be seen as arising between the associate’s interests and those of RRC’s Clients.

b.
By assuming his or her responsibilities pursuant to this Policy, each member of the Proxy Committee and any RRC associate advising or acting under the supervision or oversight of the Proxy Committee undertakes:

●
To disclose in writing to RRC’s Chief Compliance Officer any actual or apparent personal material conflicts of interest which he or she may have (e.g., by way of substantial ownership of securities, relationships with nominees for directorship, members of an issuer’s or dissident’s management or otherwise) in determining whether or how RRC will vote proxies.  Additionally, each member must disclose any direct, indirect or perceived influence or attempt to influence such action which the member or associate views as being inconsistent with the purpose or provisions of this Policy or the Code of Ethics of RRC.  In the event any member of the Proxy Committee has a conflict of interest regarding a given matter, he or she will abstain from participating in the Committee’s determination of whether and/or how to vote in the matter; and

●
To refrain from taking into consideration, in the decision as to whether or how RRC will vote proxies the existence of any current or prospective material business relationship between RRC or any of their affiliates, on one hand, and any party (or its affiliates) that is soliciting or is otherwise interested in the proxies to be voted, on the other hand.

c.	In general circumstances, RRC follows the proxy guidelines and uses other research services provided by Institutional Shareholder Services, Inc. (“ISS”) or another independent third party.

5. Describe any contacts from parties outside RRC (other than routine communications from proxy solicitors) with respect to the referral item not otherwise reported in an investment professional’s recommendation:

CERTIFICATION
The undersigned employee of RRC certifies that, to the best of his/her knowledge, any recommendation of an investment professional provided under circumstances where a conflict of interest exists was made solely on the investment merits and without regard to any other consideration.

BOSTON PARTNERS

WPG PARTNERS

REDWOOD PARTNERS

Proxy Voting Policies

March 2016

Boston Partners

909 Third Avenue

New York, NY 10022 — Telephone 212-908-9500 — www.boston-partners.com

V. Tender Offer Defenses		28
A.	Poison Pills	28
B.	Poison Pills (Japan).	29

L.	Netherlands - Remuneration Report	39
M.	Tracking Stock	39
N.	“Going Dark” Transactions	40
VIII.	Executive and Director Compensation	40

E.	Liquidations	58
F.	Appraisal Rights	58
G.	Changing Corporate Name	58
H.	Special Purpose Acquisition Corporations (SPACs)	58
XI.	Mutual Funds	59
XII.	Corporate Governance and Conduct	59

Boston Partners Proxy
Voting Policies
As of March 2016

The Board of Directors

Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a CASE-BY-CASE basis, examining the following factors:

Long-term corporate performance record relative to a market index;

Composition of board and key board committees;

Corporate governance provisions and takeover activity;

Nominee’s attendance at meetings;

Nominee’s investment in the company;

Whether a retired CEO sits on the board;

Whether the chairman is also serving as CEO;

Whether the nominee is an inside director and the full board serves as the audit, compensation, or nominating committee or the company does not have one of these committees; AND

Whether the company has failed to meet a predetermined performance test for issuers within the Russell 3000 index;

For issuers within the Russell 3000 index, after evaluating the company’s overall performance relative to its peers, taking into account situational circumstances including (but not limited to) changes in the board or management, and year-to-date total shareholder returns;

On members of the Audit Committee and/or the full board if poor accounting practices are identified which rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures taking into consideration the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions in determining whether negative vote recommendations are warranted.

If the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval taking into account the following factors:

The date of the pill’s adoption relative to the date of the next meeting of shareholders – i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

The issuer’s governance structure and practices; and

The issuer’s track record of accountability to shareholders.

In the following situations, votes on director nominees will be WITHHELD:

Nominee attends less than 75% of the board and committee meetings without a valid excuse;
1

Nominee implements or renews a dead-hand or modified dead-hand poison pill;

Nominee ignores a shareholder proposal that is approved by a majority of shares outstanding;

Nominee has failed to act on takeover offers where the majority of the shareholders have tendered their shares;

Nominee is an inside director or affiliated outsider and sits on the audit, compensation, or nominating committees;

Nominee is an inside director or affiliated outsider and the majority of the board is not independent;

Nominee is an audit committee member when a company’s non-audit fees are greater than 50% of all fees paid;

Nominee has failed to replace management as appropriate;

Nominee is CEO of a publicly traded company who serves on more than three public boards including his/her own board;

From the entire board (except new nominees) where the director(s) receive more than 50% WITHHOLD votes of those cast and the issue underlying the WITHHOLD vote has not been addressed;

From compensation committee members if there is a poor linkage between performance (1/3 yrs TSR) and compensation practices based on peer group comparisons;

From compensation committee members if they fail to submit one-time transferable stock options to shareholders for approval;

From compensation committee members if the company has poor compensation practices. Poor disclosure will also be considered. Poor compensation practices include, but are not limited to:

Egregious employment contracts including excessive severance provisions

Excessive perks that dominate compensation (base salary will be used as a relative measure to determine excessiveness)

Huge bonus payouts without justifiable performance

Performance metrics that are changed during the performance period

Egregious SERP payouts

New CEO with overly generous new hire package

Internal pay disparity

Poor practices (unless contractually bound) have not been remedied despite the previous application of cautionary language

Multi-year base salary increases guaranteed as part of an employment contract

Perks for former executives including car allowances and personal use of corporate aircraft

Excessive severance/change in control arrangements now include any new or materially amended arrangements that include provisions for the payment of excise tax gross-ups (including modified gross-ups) and/or modified single-triggers (which allow an executive to receive change-in-control severance upon voluntary resignation during a window period following the change in control);

Liberal change in control definition in individual contracts or equity plans which could result in payments to executives without an actual change in control occurring;

2

Tax reimbursements of any executive perquisites or other payments will be considered a poor pay practice;

Payment of dividends or dividend equivalents on unearned performance awards will be considered a poor practice;

From any nominee, with the exception of new nominees, if the company has a classified board and a continuing director is responsible for a problematic governance issue at the board/committee level;

In the following situations, votes on director nominees will be WITHHELD or voted AGAINST:

Incumbent director nominees at Russell 3000 companies, if there is a lack of accountability and oversight, along with sustained poor performance relative to their peers; and

Audit committee members when the company receives an Adverse Opinion on the company’s financial statements from its auditors;

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term pill” (12 months or fewer), without shareholder approval.  A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation.  Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy will apply to all companies adopting or renewing pills after the announcement of this policy (Nov. 19, 2009.)

The board makes a material, adverse change to an existing poison pill without shareholder approval.

The entire board of directors (except new nominees, who will be considered on a CASE-BY-CASE basis), if:

For 2014, the board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors considered are:

●	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
●	Rationale provided in the proxy statement for the level of implementation;
●	The subject matter of the proposal;
●	The level of support for and opposition to the resolution in past meetings;
●	Actions taken by the board in response to the majority vote and its engagement with shareholders;
●	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
●	Other factors as appropriate.

Under extraordinary circumstances, BP will vote AGAINST or WITHHOLD from individual directors, members of a committee, or the entire board, due to:

Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company (including but not limited to: bribery; large or serial fines or sanctions from regulatory bodies; significant adverse legal judgments or settlements; hedging company stock or significant pledging of company stock

Failure to replace management as appropriate; or

Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interest of shareholders at any company.

3

BP will vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:

a.	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
b.	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
c.	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
d.	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
e.	The company’s ownership structure;
f.	The company’s existing governance provisions;
g.	Whether the amendment was made prior to or in connection with the company’s initial public offering;
h.	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development;
i.	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
j.	Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
●	Classified the board;
●	Adopted supermajority vote requirements to amend the bylaws or charter; or
●	Eliminated shareholders’ ability to amend bylaws.
k.	For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case- by-case) if, prior to or in connection with the company’s public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders’ rights, considering the following factors:
●	The level of impairment of shareholders’ rights caused by the provision;
●	The company’s or the board’s rationale for adopting thcontested
●	e provision;
●	The provision’s impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
●	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
●	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

BP will vote AGAINST or WITHHOLD from the entire board of directors (except new nominees, who should be considered CASE-BY-CASE) if

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency.

4

BP will vote CASE-BY-CASE on the entire board if:

The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-play frequency, taking into account:

The board’s rationale for selecting a different frequency;

The company’s ownership structure and vote results;

Analysis of whether there are compensation concerns or a history of problematic compensation practices; and

The previous year’s support level on the company’s say-on-pay proposal.

BP will vote on a CASE-BY-CASE basis on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if the company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:

The company’s response, including:

Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;

Specific actions taken to address the issues that contributed to the low level of support;

Other recent compensation actions taken by the company;

Whether the issues raised are recurring or isolated;

The company’s ownership structure; and

Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

9.	Insufficient Executive Compensation Disclosure by Externally Managed Issuers (EMI’s)

For externally-managed issuers (EMIs), generally vote against the say-on-pay proposal when insufficient compensation disclosure precludes a reasonable assessment of pay programs and practices applicable to the EMI’s executives.

Majority Voting for Director Elections (U.S. and Canada)

Shareholder proposals calling for majority voting thresholds for director elections

We generally vote FOR these proposals unless the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and/or provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

5

Chairman and CEO are the Same Person

We vote FOR shareholder proposals that would require the positions of chairman and CEO to be held by different persons.

Independent Chair

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:

a.	The scope of the proposal;
b.	The company’s current board leadership structure;
c.	The company’s governance structure and practices;
d.	Company performance; and
e.	Any other relevant factors that may be applicable.

Majority of Independent Directors

We vote FOR shareholder proposals that request that the board be composed of a two-thirds majority of independent directors.

We vote FOR shareholder proposals that request that the board audit, compensation and/or nominating committees be composed exclusively of independent directors.

Stock Ownership Requirements

We vote AGAINST shareholder proposals requiring directors to own a minimum amount of company stock in order to qualify as a director or to remain on the board.

We vote FOR management and shareholder proposals requiring directors be partially or fully paid in stock.

Options Backdating

We may recommend WITHHOLDING votes from the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board.

We will adopt a CASE-BY-CASE policy to the options backdating issue.  In recommending withhold votes from the compensation committee members who oversaw the questionable options grant practices or from current compensation committee members who fail to respond to the issue proactively, we will consider several factors, including, but not limited to, the following:

Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

Length of time of options backdating;

Size of restatement due to options backdating;

Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

6

Lack of nominating committee

We will WITHHOLD votes from insiders and affiliated outsiders for failure to establish a formal nominating committee.  Furthermore, WITHHOLD votes from insiders and affiliated outsiders on any company where the board attests that the ‘independent’ directors serve the functions of a nominating committee.

Term of Office

We vote AGAINST shareholder proposals to limit the tenure of outside directors. Term limits pose artificial and arbitrary impositions on the board and could harm shareholder interests by forcing experienced and knowledgeable directors off the board.

Requiring two or more nominees

We vote AGAINST proposals to require two or more candidates for each board seat.

Age Limits

We vote AGAINST shareholder proposals to impose a mandatory retirement age for outside directors.

Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a CASE-BY-CASE basis.

We vote AGAINST proposals to limit or eliminate director and officer liability for monetary damages for violating the duty of care.

We vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligations than mere carelessness.

We vote FOR only those proposals that provide such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if: (a) the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and (b) only if the director’s legal expenses would be covered.

Succession Planning

Shareholder proposal seeking the adoption of a documented CEO succession planning policy.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

Limits for directors receiving 25% Withhold Votes

Shareholder proposal seeking a policy that forbids any director who receives more than 25% withhold votes cast from serving on any key board committee for two years, and asks the board to find replacement directors for the committees if need be.

We will evaluate such proposals on a CASE-BY-CASE basis considering the company’s current practices and the scope of the proposal.

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Establish/Amend Nominee Qualifications

We will vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:

The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;

The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;

The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and

The scope and structure of the proposal

Director Elections – Non-U.S. Companies

Canada

In the following situations, votes will be WITHHELD:

From any director on the audit or compensation committee who served as the company’s CEO or who, within the past five years, served as the company’s CFO (This policy only applies to Toronto Stock Exchange (TSX) companies).;

From audit committee members if audit fees are not disclosed in publicly filed documents or obtainable within a reasonable period of time prior to the shareholder’s meeting;

From audit committee members where “other” or non-audit related fees paid to the external auditor in the most recently completed fiscal year exceeded fees paid to that firm for all audit related services. In the case of slate ballots, a vote of WITHHOLD will be applied to the entire slate. (One-time fees disclosed as “other” that are paid for corporate reorganization services will be excluded from the calculation for determining whether non-audit fees exceed audit and audit-related fees paid to the external firm);

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and the company has a plurality vote standard;

The individual director has attended fewer than 75 percent of the board and committee meetings held within the past year without a valid reason for his or her absence and a pattern of low attendance exists based on prior years’ meeting attendance, and the company has adopted a majority vote standard.

Generally WITHHOLD votes from all directors nominated by slate ballot at the annual/general or annual/special shareholders’ meetings. This policy will not apply to contested director elections.

Generally WITHHOLD from individual directors, committee members, or the entire board as appropriate in situations where an advance notice policy has been adopted by the board but has not been included on the voting agenda at the next shareholders’ meeting.

Continued lack of shareholder approval of the advanced notice policy in subsequent years may result in further withhold recommendations.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

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Are insiders on the compensation or nominating committee and the committee is not majority independent.

Votes from individual directors (and the whole slate if the slate includes such individual directors) who:

Are insiders and the entire board fulfills the role of a compensation or nominating committee and the board is not majority independent

BP policies support a one-share, one-vote principle.  In recognition of the substantial equity stake held by certain shareholders, on a CASE-BY-CASE basis, director nominees who are or who represent a controlling shareholder of a majority owned company, who will be designated as controlling insiders, may generally be supported under BP’ board and committee independence policies, if the company meets all of the following independence and governance criteria:
a.	Individually elected directors;
b.	The number of related directors should not exceed the proportion of the common shares controlled by the controlling shareholder, to a maximum of two-thirds, however if the CEO is related to the controlling shareholder, then at least two-thirds of the directors should be independent of management;
c.	If the CEO and chair roles are combined or the CEO is or is related to the controlling shareholder, then there should be an independent lead director and the board should have an effective and transparent process to deal with any conflicts of interest between the company, minority shareholders, and the controlling shareholder; and
d.	A majority of the audit and nominating committees should be either independent directors or related directors who are independent of management. All members of the compensation committee should be independent of management, and, if the CEO is related to the controlling shareholder, no more than one member of the compensation committee should be a related director;
e.	Prompt disclosure of detailed vote results following each shareholder meeting; and
f.	Adoption of a majority vote standard with a director resignation policy for uncontested elections OR a public commitment to adopt a majority voting standard with a director resignation policy for uncontested elections if the controlling shareholder ceases to control 50 percent or more of the common shares.

BP will also consider the following:
a.	Nominating committee has process to receive and discuss suggestions from shareholders for potential director nominees; and
b.	If the CEO is related to the controlling shareholder, the board’s process to evaluate the performance, leadership, compensation, and succession of management should be led by independent directors.

BP will also take into consideration any other concerns related the conduct of the subject director and any controversy or questionable actions on the part of the subject director that are deemed not to be in the best interests of all shareholders.

In the following situations, we will vote AGAINST:
a.	We will vote AGAINST compensation committee members if the company has poor pay practices as defined above.
b.	We will generally vote AGAINST the entire slate if individual director elections are not permitted and the company demonstrates poor pay practices as defined above.

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c.	We will generally vote AGAINST equity plans if plan is used as a vehicle for poor pay practices as defined above.

Europe

Directors’ term of office
For the markets of Belgium, Denmark, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Sweden, and Switzerland, we vote AGAINST the election or reelection of any director when their term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided.

Executives on audit and remuneration committees
For the markets of Finland, France, Ireland, the Netherlands, and Sweden, we vote AGAINST the election or reelection of any executive (as defined by RMG’S director categorization guidelines), including the  CEO, who serve on the audit and/or remuneration committees. We vote AGAINST if the disclosure is too poor to determine whether an executive serves or will serve on a committee.

Bundling of proposal to elect directors
For the markets of France and Germany, we vote AGAINST the election or reelection of any director if the company proposes a single slate of directors.

Majority-independent board (i.e., greater than 50%)
For the markets of Switzerland, Belgium, Denmark, Norway, and the Netherlands, we vote AGAINST the election or reelection of any non-independent director (excluding the CEO) if the proposed board is not at least 50 % independent (as defined by RMG’S director categorization guidelines). For the markets of Finland, Sweden, Ireland, and Luxembourg, we vote AGAINST non-independent directors if there is not majority independence, but only for those companies that are part of the MSCI EAFE index.
Carve Outs: For the larger German companies where 50 % of the board must consist of labor representatives by law, we require one-third of the total board be independent.
France: We will vote FOR a non-independent, non-executive director, provided that two conditions are satisfied: future composition of the board of at least 33 percent of independents, AND improvements in board composition (e.g. independence increase from 25 to 40 percent).

Disclosure of names of nominees
For all European companies that are part of the MSCI EAFE index (Austria, Belgium, Switzerland, Germany, Denmark, Spain, Finland, France, Ireland, Italy, Netherlands, Norway, Portugal, Greece, and Sweden), we vote AGAINST the election or reelection of any directors when the names of the nominees are not disclosed in a timely manner prior to the meeting.. This policy will be applied to all companies in these markets, for bundled as well as unbundled items. In the case of Italy, once the list of nominees has been disclosed, we will evaluate each nominee on a CASE-BY- CASE basis.  In the case of Poland and Turkey, BP will vote FOR the election of directors in 2013 even if nominee names are not disclosed in a timely manner.  Beginning in 2014, this grace period will cease.

France

BP will vote on a case-by-case basis regarding the granting of double-voting rights on shares in compliance with the Florange Act.

All European Markets

BP will vote AGAINST (re)election of a combined chair/CEO at core companies. However, with the company provides assurance that the chair/CEO would only serve in the combined role on an interim basis (no more than two years), with the intent of separating the roles within a given time frame, considerations should be given to these exceptional circumstances.  In this respect, the vote will be made on a CASE-BY-CASE basis.  In order for BP to consider a favorable vote for an interim combined chair/CEO the company will need to provide adequate control mechanisms

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on the board (such as a lead independent director, a high overall level of board independence, and a high level of independence on the board’s key committees.

For companies with a majority shareholder, generally vote against the election or reelection of any non- independent directors (excluding the CEO) if the level of independence on the board will be lower than the minority shareholders’ percentage of equity ownership, or if the board will be less than one-third independent (whichever is higher.)

(In markets where the local corporate governance code addresses board independence at controlled companies, BP will generally vote against the election or reelection of any non- independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, below 1/3.)

Independence will be determined according to BP’s European Classification of Directors. If a nominee cannot be categorized, BP will consider that person non-independent and include that nominee in the calculation.

The following policies would be applied to all widely held companies1, unless there is a majority shareholder:

i.	For all markets (except Greece or Portugal), vote against the election or reelection of any non- independent directors (excluding the CEO) if:
ii.	Fewer than 50 percent of the board members elected by shareholders would be independent, or
iii.	Fewer than one-third of board members, including those who, in accordance with local law(s) requiring their mandatory board membership, are not elected by shareholders, would be independent.
iv.	In Italy, at least half of the board should be independent (50 percent). Issuers with a controlling shareholder will be required to have a board consisting of at least one-third independent members (33 percent). This applies to individual director appointments (co-options). In the case of complete board renewals that are regulated by the Italian slate system (“voto di lista”), board independence will be one of the factors for determining which list of nominees BP considers best suited to add value for shareholders based, as applicable, on BP European policies.
v.	For companies incorporated in Portugal or Greece, at least one-third of the board will be required to be independent. BP will recommend a vote against the entire slate of candidates (in the case of bundled elections), or a vote against the election of any non-independent directors (in the case of unbundled elections) if board independence level does not meet the minimum recommended one-third threshold.

For companies with a majority shareholder (excluding Italy and Portugal):

i.	Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board will be lower than minority shareholders’ percentage of equity ownership, or, in any case, if the board will be less than one-third independent (whichever is higher).
ii.	Minority shareholders’ ownership percentage is calculated by subtracting the majority shareholder’s equity ownership percentage from 100 percent. Majority control is defined in terms of economic interest and not voting rights, and is considered to be any shareholder or group of shareholders acting collectively that control at least 50 percent + 1 share of the company’s equity capital. This

1 Widely held companies are interpreted as:
›	Generally, based on their membership in a major index and/or the number of ISS clients holding the securities;
›	For Sweden, Norway, Denmark, Finland, and Luxembourg: based on local blue chip market index and/or MSCI EAFE companies;
›	For Portugal, based on their membership in the PSI-20 and/or MSCI-EAFE index.

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independence threshold is applied to controlled widely held companies or main index-listed/MSCI- EAFE member companies which would otherwise fall under a 50-percent independence guideline as described in the Board Independence Policy.

a.	However, in markets where the local corporate governance code addresses board independence at controlled companies, BP will generally recommend against the election or reelection of any non-independent directors (excluding the CEO) if the level of independence on the board is lower than the local code recommendation, but in any case, if the level of board independence will be less than one-third.

Ireland

We vote AGAINST on-independent directors if the majority board is not independent, but only for companies that are constituents of ISE 20.

Ireland and UK – BP will vote against directors who hold more than four other board positions.  A board chairman should not hold other chairmanship position, but may hold up to 3 other board positions.  BP will vote against reelection of a director whose attendance falls below 75% for more than two years.

Netherlands

We vote AGAINST nominees when their term is not disclosed or exceeds four years and an adequate explanation for noncompliance has not been provided.

Canada

Vote case-by-case on proposals to adopt or amend an Advance Notice Board Policy or to adopt or amend bylaws containing or adding an advance notice requirement. These provisions will be evaluated to ensure that all of the provisions included within the requirement solely support the stated purpose of the requirement. The purpose of advance notice requirements, as generally stated in the market, is to prevent stealth proxy contests; to provide a reasonable framework for shareholders to nominate directors by allowing shareholders to submit director nominations within a reasonable timeframe; and to provide all shareholders with sufficient information about potential nominees in order for them to make informed voting decisions on such nominees taking into account the following:

      a.      For annual notice of meeting given not less than 50 days prior to the meeting date, the notification timeframe within the advance notice requirement should allow shareholders the ability to provide notice of director nominations at any time not less than 30 days prior to the shareholders’ meeting. The notification timeframe should not be subject to any maximum notice period. If notice of annual meeting is given less than 50 days prior to the meeting date, a provision to require shareholder notice by close of business on the 10th day following first public announcement of the annual meeting is supportable. In the case of a special meeting, a requirement that a nominating shareholder must provide notice by close of business on the 15th day following first public announcement of the special shareholders’ meeting is also acceptable;
      b.      The board’s inability to waive all sections of the advance notice provision under the policy or bylaw, in its sole discretion;
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      c.      A requirement that any proposed nominee deliver a written agreement wherein the proposed nominee acknowledges and agrees, in advance, to comply with all policies and guidelines of the company that are applicable to directors;
      d.      Any provision that restricts the notification period to that established for the originally scheduled meeting in the event that the meeting has been adjourned or postponed;
      e.      Any additional disclosure requests within the advance notice requirement or the company’s ability to require additional disclosure that exceeds that required within a dissident proxy circular or that goes beyond that necessary to determine director nominee qualifications, relevant experience, shareholding or voting interest in the company, or independence in the same manner as would be required and disclosed for management nominees; and in any event where there is no indication from the company that such additional disclosure, if requested and received, will be made publicly available to shareholders;
      f.       Stipulations within the provision that the corporation will not be obligated to include any information provided by dissident director nominees or nominating shareholders in any shareholder communications, including the proxy statement;
      g.      Any other feature or provision determined to have a negative impact on shareholders’ interests and deemed outside the purview of the stated purpose of the advance notice requirement.

Australia

We vote AGAINST affiliated outsiders and insiders on remuneration and/or audit committees that are not majority independent.

Sri Lanka

Vote FOR board-nominated candidate unless:

He is an executive director serving on the audit, remuneration or nomination committee, or

He is a non-independent director nominee and independent directors are less than the higher of: 2, or 1/3 of the board.

Singapore

We vote AGAINST:

Election of one executive director and one substantial-shareholder nominee where independent directors represent less than one-third of the board;

Audit committee members who are former partners of the company’s auditor;

Directors who have attended less than 75 percent of meetings, without a reasonable explanation for those absences. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Election or reelection of non-independent nominees (including nominees who have been a partner of the company’s auditor within the last three years or is on the audit committee of the company) if at least one- third of the board is not independent

Classify a director as non-independent where the director has served on the board for more than nine years and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence...

We will NOT vote against the election of a CEO or a company founder who is integral to the company.

Generally vote against if:
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●	The nominee is an executive director serving on the audit, remuneration, and/or nomination committee;
●	The nominee is a non-independent director serving as the chairman of the audit committee, remuneration committee, and/or nomination committee.

When the board does not have a formal audit committee, remuneration committee, and/or nomination committee, vote against if:
●	The nominee is an executive director;
●	The nominee is a non-independent chairman of the board

Hong Kong

BP will generally vote FOR director nominees to the board, however, we will vote AGAINST any nominee who:

Is classified by the company as independent, but fails to meet the BP criteria for independence

Has been a partner of the company’s auditor within the last three years, and serves on the audit committee;

a.	Had attended less than 75 percent of board meeting over the most recent two years, without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.);

b.	Is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent; or

c.	Is an executive director serving on the audit committee.

d.	Classified by the company as independent but fails to meet the BP criteria for independence. Classify a director as non-independent where the director has served on the board for more than nine years, and where the board either fails to provide any reason for considering the director to still be independent, or where the stated reasons raise concerns among investors as to the director’s true level of independence.

Generally vote for the re/election of directors, unless:

a.	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;
b.	The nominee has attended less than 75 percent of board and key committee meetings over the most recent fiscal year, without a satisfactory explanation. The calculation of director attendance will not include meetings attended by alternate directors. Acceptable reasons for director absences are generally limited to the following:
c.	Medical issues/illness;
d.	Family emergencies;
e.	The director has served on the board for less than a year; and
f.	Missing only one meeting (when the total of all meetings is three or fewer);
g.	The nominee is an executive director serving on the remuneration committee or nomination committee, and the committee is not majority independent;
h.	The nominee is an executive director serving on the audit committee;
i.	The nominee sits on a total of more than six public company boards (BP will accept a commitment by an overboarded director to step down from one or more boards at the next annual meeting of the company or companies in question, if that will bring the total number of boards to no more than six); or
j.	Any non-independent director nominees where the board is less than one-third independent under BP classification of directors.

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BP generally will not vote against the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Hong Kong and Singapore: Generally vote AGAINST all members of the audit committee up for reelection if:

a.	The non-audit fees paid to the auditor exceed audit fees without satisfactory explanation; or

b.	The company did not disclose the audit fees and /or non-audit fees in the latest fiscal year.

c.	Vote AGAINST director nominees who sit on a total of more than six public company boards.

Japan: Generally vote FOR an article amendment to adopt a board with audit committee structure. However, if the adoption of the new governance structure would eliminate shareholders’ ability to submit shareholder proposals on income allocation, vote against the article amendments. Vote case-by-case if the board currently has a three-committee structure

Malaysia, Thailand

Typically vote for the reelection of directors unless:

The nominee is an executive director and serves on the audit, remuneration, or nomination committee; or

The nominee has attended fewer than 75% of the board and committee meetings over the most recent year without a satisfactory explanation (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.); or

The nominee is a non-independent director and the board is less than 1/3 independent.

Korea

We vote AGAINST the election of an outside director to the board or to the audit committee where that director sits on a total of more than two public company boards.

South Korea

We vote AGAINST

●	Any nominee who is a non-independent director serving on the audit committee.

●	Any non-independent director nominees (5 year cooling off period) where the board is less than majority-independent (in the case of large companies) or less than 25 percent independent (in the case of small companies

●	A director has engaged in some significant transactions with the company in the last three years and he/she cannot reasonably be seen to have the necessary objectivity and independence

We generally vote FOR the remuneration cap for internal auditors unless:

●	It is excessive relative to peer companies, or

●	The company has not provided a reasonable justification, or

●	There are serious concerns about the statutory reports presented or audit procedures used.
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Korea, South Korea and South Africa

We vote AGAINST the reelection of any outside directors who have attended less than 75 % of board meetings.

South Korea, Philippines

We vote FOR the election of directors unless there are specific concerns about the company, the board or the nominees.

We vote on a CASE-BY-CASE basis that shareholders cumulate their votes for the independent directors.

We vote AGAINST all director elections where insufficient information on nominees has been disclosed.

Where independent directors represent less than a majority of the board, we will vote AGAINST the following directors:

Executive directors who are neither the CEO nor a member of the founding family and/or the most recently appointed non-independent non-executive director who represents a substantial shareholder, where the percentage of board seats held by representatives of the substantial shareholder are disproportionate to their holdings in the company.

Philippines

Where independent directors represent less than the highest of three independent directors or 30 percent of the board, RIM will vote AGAINST the following directors:

An executive director with exception of the CEO; or

One non-executive non-independent director who represents a substantial shareholder where the number of seats held by the representatives is disproportionate to its holdings in the company.

Vote FOR a board-nominated candidate unless:

He has attended less than 75% of board and key committee meetings over the recent year without explanation such as medical issues.

South Africa

BP evaluates management proposals seeking ratification of a company’s remuneration policy on a case-by-case basis. BP generally votes against if the level of disclosure of the policy and/or its application is below what is required for shareholders to make an informed judgment on the policy. In the event of satisfactory disclosure, BP generally votes for the approval of the executive remuneration unless specific issues apply.
Brazil

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 30 percent independent. This policy applies to Novo Mercado companies.

BP will vote AGAINST proposals to elect directors if the post-election board is not at least 20 percent independent. This policy applies to Nivel 2 companies.

Vote abstain on the election of directors and fiscal council members nominated by non-controlling shareholders presented as a separate voting item if the nominee names are not disclosed in a timely manner prior to the meeting.

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d.	Vote against the bundled election of directors of companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)--Novo Mercado, Nivel 2, and Nivel 1-- if the company maintains or proposes a combined chairman/CEO structure, after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

e.	Vote against the election of the company’s chairman, if the nominee is also the company’s CEO, when it is presented as a separate election at companies listed under the differentiated corporate governance segments of the Sao Paulo Stock Exchange (BM&FBovespa)–Novo Mercado, Nivel 2, and Nivel 1-- after three (3) years from the date the company’s shares began trading on the respective differentiated corporate governance segment.

f.	Under extraordinary circumstances, vote against individual directors, member(s) of a committee, or the entire board, due to:

●	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
●	Failure to replace management as appropriate; or
●	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Vote against individual directors, members of a committee, or the entire board due to a conflict of interest that raises significant potential risk, in the absence of mitigating measures and/or procedures

Austria

We vote AGAINST supervisory board elections if names of nominees are not disclosed, for companies that are part of the MSCI EAFE index and/or the Austrian ATX index.

France (MSCI EAFE Index) - Combined Chairman/CEO

On proposals to change the board structure from a two-tier structure to a one-tier structure with a combination of the functions of Chairman and CEO, and/or the election or the reelection of a combined Chairman and CEO:

We vote on a CASE-BY-CASE policy, accepting a combination generally only in the following cases:

If it is a temporary solution;

If his/her removal from the board would adversely impact the company’s continuing operations;

If the company provides compelling argumentation for combining the two functions; or

If the company has put a sufficiently counterbalancing governance structure in place. A counterbalancing structure may include the following:

At least 50 percent of the board members are independent (one-third for companies with a majority shareholder) according to the RMG criteria;

No executive serves on the audit committee and no executive serves on the remuneration committee (in the financial year under review if more up-to-date information is not available);

The chairmen of audit, remuneration and nomination committees are independent directors; and

All key governance committees have a majority of independent members.

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If disclosure is not sufficient to determine the above, this will lead to a negative evaluation of the concerned criterion. We will apply this policy for all core companies in France. This policy will also apply for resolutions for the election or the reelection of a combined Chairman and CEO for companies of the MSCI EAFE index, which represents the world’s largest companies that are expected to be held to higher standards.

Censor (non-voting board member) Elections: For widely held companies, BP will generally vote AGAINST proposals seeking shareholder approval to elect a censor, to amend bylaws to authorize the appointment of censors, or to extend the maximum number of censors to the board.

However, BP will vote on a CASE-BY-CASE basis when the company provides assurance that the censor would serve on a short-term basis (maximum one year) with the intent to retain the nominee before his/her election as director. In this case, consideration shall also be given to the nominee’s situation (notably overboarding or other factors of concern.)

In consideration of the principle that censors should be appointed on a short-term basis, BP will vote AGAINST any proposal to renew the term of a censor or to extend the statutory term of censors.

For directors standing for (re)election at French companies, will take into account board appointments as censors.

Denmark - Discharge of Management and Board

We vote AGAINST proposals to abolish the authority of the general meeting to vote on discharge of the board and management since proposals to withhold discharge are regarded by international investors as an important means by which they may express serious concern of management and board action

Sweden - Director Elections/Labor Representatives

For all Swedish MSCI EAFE companies, we vote AGAINST the election of nonindependent executive directors if less than 50 percent of the shareholder-elected members are independent non-executive directors.

In addition, for Swedish MSCI EAFE companies with labor representatives on the board of directors, we will apply Criterion (1) above, PLUS require that at least one-third of the total board (shareholder-elected members and labor representatives) be independent non-executive directors.

Israel

For Israeli companies listed on the NASDAQ exchange, we vote AGAINST the election/reelection of non-independent directors if a given board is not majority-independent and does not have at least three external directors.

Director and Auditor Indemnification We evaluate proposals on director and officer indemnification and liability protection on a CASE-BY-CASE basis.

We vote AGAINST proposals that would:

Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care;

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Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness;

Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company’s board (i.e. “permissive indemnification”) but that previously the company was not required to indemnify.

For Israeli companies that are listed on a U.S. stock exchange and file a Form 20-F, we will vote AGAINST if the election of non-independent directors who sit on a company’s compensation committee.

If the board does not have compensation committee, we will vote AGAINST the non- independent directors serving on the board.

We vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful: 1) if the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company, and 2) if only the director’s legal expenses would be covered.

For the issue of Indemnification and Liability Agreements with D/O, which is more common than proposals to amend bylaws, resolutions are frequently proposed to permit the companies to enter into new indemnification agreements with certain officers. We SUPPORT such requests if a company’s bylaws allow indemnification to such levels as allowed for under the Companies Law

Japan

1.	At companies with a statutory auditory structure: vote for the election of directors, except:
›
Top executive(s)[1] at a company that has underperformed in terms of capital efficiency (i.e., when the company has posted average return on equity (ROE) of less than 5 percent over the last five fiscal years)[2], unless an improvement[3] is observed;

›	Top executive(s) if the board, after the shareholder meeting, will not include at least two outside directors;
›
Top executive(s) at a company that has a controlling shareholder, where the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan;

›	An outside director nominee who attended less than 75 percent of board meetings during the year under review[2]; or,
›
Top executive(s) who are responsible for not implementing a shareholder proposal which has received a majority[5] of votes cast, or not putting a similar proposal on the ballot as a management proposal the following year (with a management recommendation of for), when that proposal is deemed to be in the interest of independent shareholders.

At companies with a U.S.-type three committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

2 The attendance of inside directors is not disclosed in Japan. For companies with a three committee structure and companies with an audit committee structure, ISS will require attendance of 75 percent or more of audit committee meetings as well as 75 percent or more of board meetings.

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•	An outside director nominee is regarded as non-independent based on ISS independence criteria for Japan, and the board, after the shareholder meeting, will not be majority independent; or

•	Where the company has a controlling shareholder, a director nominee sits on the nomination committee and is an insider, or non-independent outsider, when the board, after the shareholder meeting, will not include at least two independent directors based on ISS independence criteria for Japan.

3.	At companies with a board with audit committee structure: (In addition to the guidelines for companies with a statutory auditor structure) vote for the election of directors, except where:

An outside director nominee who is also nominated as an audit committee member6 is regarded as non- independent based on ISS independence criteria for Japan

Regardless of governance structure, under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

●	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;

●	Failure to replace management as appropriate; or

●	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company

Germany

For core companies with employee representatives on supervisory board: We vote AGAINST any non- independent director if less than one-third of the supervisory board is independent.

For core companies without employee representatives: We vote AGAINST any non-independent director if less than one-half of the supervisory board is independent.

We vote AGAINST supervisory board nominees in they hold more than a total of five supervisory board or foreign board of director seats and serve in an executive role at another company.

Spain

We vote AGAINST non-independent directors (excluding the CEO) for all core companies where the board is not at least one-third independent.

We vote AGAINST the routine election and reelection of directors when his/her term is not disclosed or when it exceeds four years and adequate explanation for non-compliance has not been provided. This policy applies for bundled as well as unbundled items.

United Kingdom

We consider on a CASE-BY-CASE basis the re-election of the Chairman of the board. In situations where he or she has direct responsibility for failure to comply with (or to explain satisfactorily) the Code, we vote ABSTAIN, or, if such an option is unavailable, we vote CONTENTIOUS FOR, or AGAINST.

Germany, U.K., The Netherlands

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We will generally vote AGAINST the election or reelection of a former CEO as chairman to the supervisory board or the board of directors, unless:

There are compelling reasons that justify the election or re-election of a former CEO as chairman;

The former CEO is proposed to become the board’s chairman only on an interim or temporary basis;

The former CEO is proposed to be elected as the board’s chairman for the first time after a reasonable cooling-off period; or

The board chairman will not receive a level of compensation comparable to the company’s executives nor assume executive functions in markets where this is applicable.

Latin America, Turkey, Indonesia

WE will vote AGAINST election of directors if the name of the nominee is not disclosed in a timely manner prior to the meeting. This is only for each respective market’s main blue chip (large cap) index.

Russia

WE will vote AGAINST proposals to elect directors, if names of nominees are not disclosed.

Taiwan

WE will vote AGAINST the election of directors if the names or shareholder ID numbers are not disclosed.

India

BP votes AGAINST all non-independent director nominees (other than a CEO/managing director, executive chairman, or company founder who is deemed integral to the company) where independent directors represent less than one-third of the board (if the chairman is a non-executive) or one-half of the board (if the chairman is an executive director or a promoter director.) Austria:

We will vote AGAINST the election or reelection of any non-independent directors (excluding the CEO) if the proposed board is not at least 50-percent independent (as defined by ISS’ director categorization guidelines). If a nominee cannot be categorized, BP will assume that person is non-independent and include that nominee in the calculation. The policy will apply only to core companies.  For core companies where the board must include labor representatives by law, BP will require that one-third of the total board be independent

Vote against the re/election of a director if the nominee has attended less than 75 percent of board and key committee (audit, compensation, and nominating) meetings over the most recent fiscal year, without a satisfactory explanation. (Acceptable explanations include Medical issues; family emergencies, the director has served for less than one year; missing one meeting of a total of three or fewer.)

Finland:

As it is market practice in Finland to have non-board members that are representatives of major shareholders serving on the nominating committee, we will FOR proposals to elect a nominating committee consisting of mainly non-board members, but advocate disclosure of the names of the proposed candidates to the committee in the meeting notice.

We will also vote FOR shareholder proposals calling for disclosure of the names of the proposed candidates at the meeting, as well as the inclusion of a representative of minority shareholders in the committee.

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35. South Africa:

We will vote FOR the reelection of directors unless:

a.	Adequate disclosure has not been provided in a timely manner;

There are clear concerns over questionable finances or restatements;

There have been questionable transactions with conflicts of interest;

There are any records of abuses against minority shareholder interests;

The board fails to meet minimum governance standards;

There are specific concerns about the individual nominee, such as criminal wrongdoing or breach of fiduciary responsibilities;

Repeated absences (less than 75 percent attendance) at board meetings have not been explained; or

Elections are bundled.

Additional factors resulting from recent changes in local code of best practice include:

The director is an executive who serves on one of the key board committees (audit, compensation, nominations);

The director combines the roles of chair and CEO and the company has not provided an adequate explanation;

The director is the former CEO who has been appointed as chair;

The director is a non-independent NED who serves on the audit committee;

The director is a non-independent NED who serves on the compensation or nomination committee and there is not a majority of independent NEDs on the committee. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

The director is a non-independent NED and the majority of NEDs on the board are not independent. However, such a consideration should take into account the potential implications for the board’s black economic empowerment (BEE) credentials;

We will vote FOR the reelection of the audit committee and/or audit committee members unless:

The committee includes one or more non-independent NEDs;

The audit committee member is a non-independent NED;

Members of the committee do not meet the further minimum requirements for audit committee membership to be outlined by the South African government;

a.	There are serious concerns about the accounts presented, the audit procedures used, or some other feature for which the audit committee has responsibility

Repeated absences at committee meetings have not been explained.

36.	Greece:

Vote against the election or reelection of any non-independent directors if the proposed board is not at least one-third independent (as defined by ISS’ director classification guidelines). If

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elections are bundled and the proposed board is not at least one-third independent, vote against the entire slate. If a nominee cannot be categorized, ISS will assume that person is non- independent and include that nominee in the calculation. This policy will be applied to widely held* companies incorporated in Greece.

37.	Hungary:

Generally vote against the election or reelection of any non-independent directors (excluding the CEO) if the board is not at least 50 percent independent. If a nominee cannot be categorized, ISS will consider that person non-independent and include that nominee in the calculation for determining the board independence percentage. The policy will apply to widely held companies.

38.	China

Generally vote FOR the re/election of directors, except where:
a.	The nominee has been a partner of the company’s auditor within the last three years, and serves on the audit committee;
b.	The independent director nominee has attended less than 75 percent of board meetings over the most recent fiscal year3, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:
c.	Medical issues/illness;
d.	Family emergencies;
e.	The director has served on the board for less than a year; and
f.	Missing only one meeting (when the total of all meetings is three or fewer);
g.	Any non-independent director nominees where the board is less than one-third independent under ISS classification of directors.

Generally vote FOR the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote against individual directors, members of a committee, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
b.	Failure to replace management as appropriate; or
c.	Egregious actions related to a director’s service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

39.	South Korea

Generally vote FOR the re/election of directors, unless:

a.	Adequate disclosure has not been provided in a timely manner;
b.	An outside director sits on more than two public company boards, in violation of the Commercial Act and accompanying presidential decree;
c.	An outside director has attended less than 75 percent of board meetings4 over the most recent fiscal year, without a satisfactory explanation. Acceptable reasons for director absences are generally limited to the following:

3 Companies are required to disclose the attendance record of independent directors only, and committee memberships and attendance are generally not disclosed.
4 Korean law requires companies to disclose the attendance of only outside directors.

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d.	Medical issues/illness;
e.	Family emergencies;
f.	The director has served on the board for less than a year; and
g.	Missing only one meeting (when the total of all meetings is three or fewer);
h.	For large companies, any non-independent director nominees (under ISS classification) where the board is less than majority-independent.

Where adequate disclosure has been provided, generally vote for the election of a CEO, managing director, executive chairman, or founder whose removal from the board would be expected to have a material negative impact on shareholder value.

Under extraordinary circumstances, vote AGAINST individual directors, members of committees, or the entire board, due to:

a.	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
b.	Failure to replace management as appropriate; or
c.
Egregious actions related to a director’s service on other boards that raise substantial doubt about his/her ability to effectively oversee management and serve the best interests of shareholders at any company.

Generally vote AGAINST directors for failure to remove a director convicted of wrongdoing from the board.

For cases where the election of multiple directors is presented as a bundled item, vote AGAINST the entire slate of directors if one of the nominees presents any of the governance concerns highlighted above.

40.	EMEA (Middle East and Africa except South Africa)

BP will vote on a case-by-case basis.  We will vote FOR the following categories:

•	Candidates who can be identified as representatives of minority shareholders of the company, or independent candidates

•	Candidates who bring needed professional skills, profiles and relevant experience.

41.	Tax Havens

For US companies we apply the US guidelines.

For foreign private issuers, we vote AGAINST affiliated outsiders on the audit committee.

Truly foreign companies that do not have a U.S. listing will be evaluated under the corporate governance standards of their home market.

For uniquely structured shipping companies we vote AGAINST executive nominees when the company has not established a compensation committee when i) the company does not pay any compensation to its executive officers; ii) any compensation is paid by a third party under a contract with the company.

We vote AGAINST affiliated outsider directors on the audit, compensation, and nominating committees.

We vote AGAINST inside directors and affiliated outside directors for foreign private issuers that trade exclusively in the United States but fail to establish a majority independent board.
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II.   Proxy Contests

A.	Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a CASE-BY-CASE basis, considering the following factors:

1.	Long-term financial performance of the target company relative to its industry;

2.	Management’s track record;

3.	Background to the contested election;

4.	Qualifications of director nominees (both slates) and compensatory arrangements;

5.	Likelihood that the proposed objectives and goals can be met; and

6.	Stock ownership positions.

Reimburse Proxy Solicitation Expenses

We vote AGAINST proposals to provide full reimbursement for dissidents waging a proxy contest.

h.   Auditors

A.	Ratifying Auditors

1.	Proposals to ratify auditors are made on a CASE-BY-CASE basis.

2.
We vote AGAINST the ratification of auditors and audit committee members when the company’s non-audit fees (“other”) are excessive. In circumstances where “other” fees are related to initial public offerings, bankruptcy emergence, and spin-offs, and the company makes public disclosure of the amount and nature of those fees which are determined to be an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Audit Fees = statutory audit fees + audit related fees + permissible tax services (this excludes tax strategy)

Non-Audit Fees = other fees (ex. consulting)

The formula used to determine if the non-audit fees are excessive is as follows:

Non-audit (“other”) fees > (audit fees + audit-related fees + tax compliance/preparation fees)

3.
We vote AGAINST the ratification of auditors if there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

4.	(Europe) We vote AGAINST if external auditors have previously served the company in an executive capacity or are considered affiliated; if the name of the auditor is unpublished; if there
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is an unexplained change of auditor; for companies on the MSCI EAFE, fees for non-audit service exceed 100% of standard fees or any stricter limit set by law.  For widely-held companies, fees for non-audit services exceed either 100 percent of standard audit-related fees or any stricter limit set in local best practice recommendations or law

5.
We WITHHOLD votes from audit committee members when the company’s non-audit fees (ex. consulting) are greater than 50% of total fees paid to the auditor. We may take action against members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

6.	We WITHHOLD votes from audit committee members when auditor ratification is not included on the proxy ballot.

B.	Italy - Director and Auditor Indemnification

Proposals seeking indemnification and liability protection for directors and auditors

1.	Votes are made on a CASE-BY-CASE basis to indemnify directors and officers, and we vote AGAINST proposals to indemnify external auditors.

2.	We vote FOR the indemnification of internal auditors, unless the costs associated with the approval are not disclosed.

C.	Austria, Greece, Portugal and Spain:

We vote FOR the reelection of auditors and /or proposals authorizing the board to fix auditor fees, unless:

1.	There are serious concerns about the procedures used by the auditor;

2.	There is reason to believe that the auditor has rendered an opinion, which is neither accurate nor indicative of the company’s financial position;

3.	External auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company;

4.	Name of the proposed auditors has not been published;

5.	The auditors are being changed without explanation; or

6.	Fees for non-audit services exceed standard annual audit-related fees.

D.	Hong Kong, Singapore

1.	Vote FOR proposals to (re)appoint auditors and authorize the board to fix their remuneration, unless:

a.	There are serious concerns about the accounts presented or the audit procedures used;

b.	The auditor is being changed without explanation; or

c.	The non-audit fees exceed the audit fees paid to the external auditor in the latest fiscal year without satisfactory explanation.
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E.	MSCI EAFE Companies - Auditor Fee Disclosure

1.	We vote FOR auditor ratification and/or approval of auditors’ fees, unless: Auditors’ fees for the previous fiscal year are not disclosed and broken down into at least audit and non-audit fees.

2.
The fees must be disclosed in a publicly available source, such as the annual report or company Web site. If approval of auditors’ fees and auditor ratification are two separate voting items, a vote recommendation of AGAINST would apply only to the fees, not to the auditor ratification.

i.   Proxy Contest Defenses

A.	Board Structure: Staggered vs. Annual Elections

1.	We vote AGAINST proposals to classify the board.

2.	We vote FOR proposals to repeal classified boards and to elect all directors annually.

B.	Shareholder Ability to Remove Directors

1.	We vote AGAINST proposals that provide that directors may be removed only for cause.

2.	We vote FOR proposals to restore shareholder ability to remove directors with or without cause.

3.	We vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

4.	We vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

C.	Cumulative Voting

1.	We vote AGAINST proposals to eliminate cumulative voting.

2.	We generally vote FOR proposals to restore or permit cumulative voting unless there are compelling reasons to recommend AGAINST the proposal, such as:

a.
The presence of a majority threshold voting standard with a carve-out for plurality in situations where there are more nominees than seats, and a director resignation policy to address failed elections;

b.	A proxy access provision in the company’s bylaws, or a similar structure that allows shareholders to nominate directors to the company’s ballot

3.	We vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50%).

D.	Shareholder Ability to Call Special Meetings

1.	We vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
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2.	We vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

E.	Shareholder Ability to Act by Written Consent

We will generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:

Shareholders’ current right to act by written consent;

The consent threshold;

The inclusion of exclusionary or prohibitive language;

 Investor ownership structure; and

Shareholder support of, and management’s response to, previous shareholder proposals.

BP will vote on a CASE-BY-CASE basis on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:

An unfettered5 right for shareholders to call special meetings at a 10 percent threshold;

A majority vote standard in uncontested director elections;

No non-shareholder-approved pill; and

An annually elected board.

F.	Shareholder Ability to Alter the Size of the Board

1.	We vote FOR proposals that seek to fix the size of the board.

2.	We vote AGAINST proposals that give management the ability to alter the size of the board without shareholder approval.

3.	We vote AGAINST proposals seeking to amend the company’s board size to fewer than five seats or more than fifteen seats.

j.   Tender Offer Defenses

A.	Poison Pills

1.	We generally vote FOR shareholder proposals that ask a company to submit its poison pill for shareholder ratification unless:

a.	A shareholder-approved poison pill is in place.

5"Unfettered" means no restrictions on agenda items, no restrictions on the number of shareholders who can group together to reach the 10 percent threshold, and only reasonable limits on when a meeting can be called: no greater than 30 days after the last annual meeting and no greater than 90 prior to the next annual meeting.
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b.	The company has adopted a policy specifying that the board will only adopt a shareholder rights plan if either:

i.	Shareholders have approved the adoption of the plan, or

ii.
The board determines that it is in the best interest of shareholders to adopt a pill without the delay of seeking shareholder approval, in which the pill will be put to a vote within 12 months of adoption or it will expire.

2.	We vote FOR shareholder proposals to redeem a company’s poison pill.

3.	We vote AGAINST management proposals to ratify a poison pill.

4.	We will vote on a CASE-BY-CASE basis on proposals to adopt a poison pill or protective amendment to preserve a company’s net operating losses based on the following criteria:

a.	The trigger (NOL pills generally have a trigger slightly below 5 percent);

b.	The value of the NOLs;

c.	The term;

d.	Shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and Dother factors that may be applicable.

e.
The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

f.	Any other factors that may be applicable.

B.	Poison Pills (Japan)

We vote on a CASE-BY-CASE basis and will only generally vote AGAINST unless:

•	Independent directors who meet ISS guidelines on attendance comprise at least 1/3 of the board after the shareholder meeting;
•	The number of independent directors who meet ISS guidelines on attendance is at least two after the shareholder meeting;
•	The directors are subject to annual elections;
•	The bid evaluation committee is composed entirely of independent directors, or independent statutory auditors, who meet ISS guidelines on attendance;
•	The trigger threshold is set at no less than 20 percent of shares outstanding;
•	The duration of the poison pill does not exceed three years;
•
There are no other protective or entrenchment tools that can serve as takeover defenses, including blocking stakes held by management friendly shareholders, or setting the maximum board size to the actual board size to eliminate vacant seats, or tightening of procedures for removing a director from office; and

C.
The company posts its proxy circular on the stock exchange website at least four weeks prior to the meeting, to give shareholders sufficient time to study the details of the proposal and question management about them. Anti-Takeover Proposals (France)

We vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.
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D.	Fair Price Provisions

1.
We vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

2.	We vote FOR shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

E.	Greenmail

1.	We vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

2.	We review on a CASE-BY-CASE basis anti-greenmail proposal when they are bundled with other charter or bylaw amendments.

F.	Pale Greenmail

We review on a CASE-BY-CASE basis restructuring plans that involve the payment of pale greenmail.

G.	Unequal Voting Rights

1.	We vote AGAINST dual class exchange offers.

2.	We vote AGAINST dual class recapitalizations.

H.	Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

2.
We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments. However for companies with shareholder(s) who have significant ownership levels, we vote on a CASE-BY-CASE basis, taking into account the following criteria:

a.	Ownership structure; Quorum

b.	requirements; and Supermajority

c.	vote requirements.

I.	Supermajority Shareholder Vote Requirement to Approve Mergers

1.	We vote AGAINST management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

2.	We vote FOR shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

J.	White Squire Placements

We vote FOR shareholder proposals to require approval of blank check preferred stock issues for other than general corporate purposes.
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K.	Protective Preference Shares

We evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

1.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

2.	No call/put option agreement exists between the company and the foundation.

3.	There is a qualifying offer clause or there are annual management and supervisory board elections.

4.	The issuance authority is for a maximum of 18 months.

5.	The board of the company-friendly foundation is independent.

6.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

7.	There are no priority shares or other egregious protective or entrenchment tools.

8.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

9.	Art 2:359c Civil Code of the legislative proposal has been implemented.

k.   Miscellaneous Governance Provisions

A.	Confidential Voting

1.
We vote FOR shareholder proposals that request corporations to adopt confidential voting, to use independent tabulators, and to use independent inspectors of election as long as the proposals include clauses for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.  If the dissidents agree, the policy remains in place. If the dissidents do not agree, the confidential voting policy is waived.

2.	We vote FOR management proposals to adopt confidential voting.

3.
WE vote on a case-by-case basis on proposals regarding proxy voting mechanics, taking into consideration whether implementation of the proposal is likely to enhance or protect shareholder rights.  Issues include confidential voting of individual proxies and ballots, confidentiality of running vote tallies, treatment of abstentions and/or broker non-votes in counting methodology. Factors considered are transparency, consistency, fairness.  Other factors include:

a.	The scope and structure of the proposal

b.	the company’s stated confidential voting policy and whether it ensures a ‘level playing field’ by providing shareholder proponents with equal access to vote information prior to the annual meeting;
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c.	The company’s vote standard for management and shareholder proposals and whether it ensures consistency and fairness in the process and maintains the integrity of vote results;

d.	Whether the company’s disclosure regarding its vote counting method and other relevant voting policies with respect to management and shareholder proposals are consistent and clear;

e.	Any recent controversies or concerns related to the company’s proxy voting mechanic;

f.	Any unintended consequences resulting from implementation of the proposal; and

g.	Any other relevant factors.

B.	Litigation Rights (including exclusive venue and fee-shifting bylaw provisions)

BP votes on a case-by-case basis on bylaws which impact shareholders’ litigation rights taking into account factors such as:

a.	The company’s stated rationale for adopting the provision

b.	Disclosure of past harm from shareholder lawsuits

c.	The breadth of application of the bylaw such as key terms and types of lawsuits

d.	Governance features such as shareholders’ ability to repeal the provision and ability to hold directors accountable.

BP generally votes AGAINST bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits.

A.	Equal Access

BP will vote on a CASE-BY-CASE basis on proposals to enact proxy access, taking into account, among other factors:

1.	Company-specific factors; and

2.	Proposal-specific factors, including:

a.	The ownership thresholds proposed in the resolution (i.e. percentage and duration);

b.	The maximum proportion of directors that shareholders may nominate each year; and

c.	The method of determining which nominations should appear on the ballot if multiple shareholders submit nominations. .

B.	Bundled Proposals

We review on a CASE-BY-CASE basis bundled or “conditioned” proxy proposals. In the case of items that are conditioned upon each other, we examine the benefits and costs of the packaged items.  In instances when the joint effect of the conditioned items is not in shareholders’ best interests, we vote AGAINST the proposals. If the combined effect is positive, we SUPPORT such proposals.

C.	Shareholder Advisory Committees

We vote AGAINST proposals to establish a shareholder advisory committee.
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D.	Charitable Contributions

We vote AGAINST shareholder proposals to eliminate, direct or otherwise restrict charitable contributions.

E.	Adjourn Meeting Requests to Solicit Additional Proxies to Approve Merger Agreement

We will vote FOR this when:

1.	We support the underlying merger proposal

2.	The company provides a compelling reason and

3.	The authority is limited to adjournment proposals requesting the authority to adjourn solely to solicit proxies to approve a transaction that we support.

F.	Related-Party Transactions (France)

Management proposals to approve the special auditor’s report regarding regulated agreements

1.	We evaluate these proposals on a CASE-BY-CASE basis taking into consideration the individuals concerned in the agreement, detailed content of the agreement, and convened remuneration.

2.
We vote AGAINST if the report is not available 21 days prior to the meeting date, or if the report contains an agreement between a non-executive director and the company for the provision of consulting services.

3.	We vote FOR if the report is not available 21 days prior to the meeting date, but the resolution states that there are none.

G.	Related Party Transaction Auditor Reports (France)

We will evaluate on a CASE-BY-CASE basis considering 1) adequate disclosure, 2) sufficient justification on apparently unrelated transactions, 3) fairness option (if applicable), and 4) any other relevant information.

H.	Related Party Transactions (Malaysia)

BP will vote AGAINST a related-party transaction if:

●	A director who is classified by the company as independent has a vested interest in the business transaction AND

●	The value of the transaction exceeds MYR 250,000. In addition, directors involved in related party transaction in excess of MYR 250,000 will be classified as non-independent.

I.	General Share Issuance Mandate (Malaysia)

Generally vote FOR issuance request with preemptive rights to a max of 100% over currently issued capital. Without preemptive rights, vote FOR requests up to 20% issued capital.

J.	Financial Assistance Authorities (South Africa)

Generally vote FOR a general authority to provide financial assistance, unless:
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●	As part of the authority, the company requests a general authority to provide financial assistance to directors, and this is not limited to participation in share incentive schemes; and/or

●	As part of the authority, the company seeks approval to provide financial assistance “to any person.”

K.	Authority to Reduce Minimum Notice Period for Calling a Meeting (non-US Companies)

Central and Eastern Europe

We will vote proposals to reduce minimum notice period for calling a meeting on a CASE-BY-CASE basis.

Generally, approve “enabling” authority proposal on the basis that BP would typically expect companies to call EGMs/GMs using a notice period of less than 21 days only in limited circumstances where a shorter notice period will be to the advantage of shareholders as a whole. By definition, EGMs being regular meetings of the company, should not merit a notice period of less than 21 days.

In a market where local legislation permits EGM/GM to be called at no less than 14-days’ notice, RMG will generally support the proposal if the company discloses that eh shorter notice period of between 20 and 14 days would not be used as a routine matter for such meetings buy only when the flexibility is merited by the business of the meeting.  Where the proposal at a give EGM/GM is not time-sensitive, BP would not typically expect a company to invoke the shorter notice notwithstanding any prior approval of the enabling authority proposal by shareholders.

With the exception of the first AGM at which approval of the enabling authority is sought, when evaluating an enabling authority proposal, BP will consider the company’s use of shorter notice periods in the preceding year to ensure that such periods were invoked solely in connection with genuinely time- sensitive matters.  Where the company has not done so, and fails to provide a clear explanation, we will consider voting AGAINST the enabling authority for the coming year.

J.	Independent Proxy (Switzerland)

BP will generally vote FOR proposals to elect an independent proxy for shareholder representation at annual general meetings for a term lasting until the following year’s ordinary general meeting. Absent any concerns about the independence of the proposed proxy, there are routine resolutions as the elected proxy must be independent as defined by Art. 728 of the Swiss Code of Obligations, the same definition of independence applied to external auditors.

K.	Exclusive Venue Proposals (Mgmt. proposals seeking exclusive jurisdiction for resolution of disputes)

BP will vote on a CASE-BY-CASE basis on exclusive venue proposals taking into account:

1.	Whether the company has been materially harmed by shareholder litigation outside its jurisdiction of incorporation, based on disclosure in the company’s proxy statement; and

2.	whether the company has the following good governance features:

a.	an annually elected board;

b.	a majority vote standard in uncontested director elections; and

c.	the absence of a poison pill, unless the pill was approved by shareholders.
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e.   Capital  Structure

A.	Common Stock Authorization

1.	We review on a CASE-BY-CASE basis proposals to increase the number of shares of common stock authorized for issue.

2.	We vote AGAINST proposals to increase the number of authorized shares of the class of stock that has superior voting rights in companies that have dual-class capitalization structures.

3.
We vote AGAINST proposals which request increases in the number of authorized shares over a level 50 % above currently authorized shares, after taking into account any stock split or financing activity, without specific reasons.

B.	Capital Issuance Requests

1.
General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.

a.	We vote FOR general issuance requests with preemptive rights for up to 50% of a company’s outstanding capital.

b.	We vote FOR general issuance requests without preemptive rights for up to 10% of a company’s outstanding capital.

c.
We vote AGAINST global company issuances without preemptive rights over 10% of a company’s outstanding capital. (In Ireland and UK - pre-emption rights should not exceed more than 5 percent of the issued share capital in any one year, with an overall limit of 7.5 percent in any rolling three-year period.)

2.	Specific issuance requests will be judged on their individual merits.

3.	Protective Preference Shares (Netherlands)
Management proposals to approve protective preference shares to company-friendly foundations:
We will evaluate these proposals on a CASE-BY-CASE basis and will only support resolutions if:

a.	The supervisory board needs to approve an issuance of shares while the supervisory board is independent within the meaning of RMG’S categorization rules and the Dutch Corporate Governance Code.

b.	No call/put option agreement exists between the company and the foundation.

c.	There is a qualifying offer clause or there are annual management and supervisory board elections.

d.	The issuance authority is for a maximum of 18 months.

e.	The board of the company-friendly foundation is independent.

f.	The company has disclosed under what circumstances it expects to make use of the possibility to issue preference shares.

g.	There are no priority shares or other egregious protective or entrenchment tools.
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h.	The company releases its proxy circular, with details of the poison pill proposal, at least three weeks prior to the meeting.

i.	Art 2:359c Civil Code of the legislative proposal has been implemented.

4.	U.K and Netherlands
We will vote FOR issuance requests only if share issuance periods are limited to 18 months.

5.	South Africa

a.	We will vote FOR a general Authority to place authorized but unissued shares under the control of the directors unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The authority would allow shares to be used for share incentive scheme purposes and the underlying scheme(s) raises concerns.

iii.	The company used the authority during the previous year in a manner deemed not to be in shareholders’ best interests.

b.	We will vote FOR a general authority to issue shares for cash unless:

i.	The authority is over a number of shares equivalent to more than 10% of the current issued share capital.

ii.	The company used the authority during the previous year in a manner deemed not to be in shareholder’s interest.

6.	Singapore

Generally vote FOR a general issuance of equity without preemptive rights when the issuance limit is not more than 10% of issued shares and 50% with preemptive rights for all Singapore companies, except Catalyst-listed companies and REITS.

For Singapore companies listed on the Catalyst market of the SGX, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the share issuance limit is not more than 20 percent of the company's issued share capital and 100 percent with preemptive rights. For Real Estate Investment Trusts, generally vote for a general issuance of equity or equity-linked securities without preemptive rights when the unit issuance limit is not more than 20 percent of its issued unit capital and 50 percent with preemptive rights.

7.	Taiwan

Generally vote FOR general mandate for public share issuance if the issue size is no more than 20% of the existing share capital or if the mandate includes a private placement as one of the financing channels if the resulting dilution rate is no more than 10%.

We vote on a CASE-BY-CASE basis on requests to issue shares for a specific purpose such as the financing of a particular project, an acquisition or a merger.

8.	France

Vote for general issuance requests with preemptive rights, or without preemptive rights but with a binding “priority right,” for a maximum of 50 percent over currently issued capital. Generally vote for general authorities to issue shares without preemptive rights up to a maximum of 10 percent of share capital.
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C.	Stock Distributions: Splits and Dividends

We vote FOR management proposals to increase common share authorization for a stock split, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance given a company’s industry and performance in terms of shareholder returns.

D.	Reverse Stock Splits

1.	We vote FOR management proposals to implement a reverse stock split when the number of shares will be proportionately reduced to avoid delisting.

2.	We vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue.

E.	Preferred Stock

1.	We vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights (“blank check” preferred stock).

2.	We vote FOR proposals to create blank check preferred stock in cases when the company expressly states that the stock will not be used as a takeover defense.

3.
We vote FOR proposals to authorize preferred stock in cases where the company specifies that the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

4.
We review on a CASE-BY-CASE BASIS proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company’s industry and performance in terms of shareholder returns.

F.	Adjustments to Par Value of Common Stock

We vote FOR management proposals to reduce the par value of common stock.

G.	Preemptive Rights

1.	We vote FOR proposals to create preemptive rights.

2.	We vote AGAINST proposals to eliminate preemptive rights.

H.	Debt Restructurings

We review on a CASE-BY-CASE basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.  We consider the following issues:

1.	Dilution: How much will ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

2.	Change in Control: Will the transaction result in a change in control of the company?

3.	Bankruptcy: Generally, we approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.
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I.	Share Repurchase Programs

1.	We will generally vote FOR market repurchase authorities/share repurchase programs provided that the proposal meets the following parameters:

a.	Maximum volume: 10 percent for market repurchase within any single authority (Carve out: 15 percent in the U.K.) and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

b.	Duration does not exceed 18 months. For company’s who operate in markets that do not specify a maximum duration or durations last beyond 18 months. We will assess their historic practices.

2.	Vote AGAINST proposals where:

a.	The repurchase can be used for takeover defenses;

b.	There is clear evidence of abuse;

c.	There is no safeguard against selective buybacks;

d.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

3.	Consider Case-by-Case if these conditions are met:

a.	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

b.	The plan still respects the 10 percent maximum of shares to be kept in treasury.

J.	Share Repurchase Programs to Fund Stock Option Plans

1.	Spain

We vote AGAINST proposals to repurchase shares in connection with stock option plans when no information associated with the plan is available prior to the general meeting.  However, we will maintain our stance on routine repurchases if it is disclosed that there is no connection.

2.	Portugal

We will consider this item on a CASE-BY-CASE basis and will take into consideration whether information associated with the plan is available prior to the general meeting, and if there is any improvement in disclosure around option plans.

K.	Additional Share Repurchase Programs

1.	Denmark

Repurchase of shares in lieu of dividends – We will consider this item on a CASE-BY-CASE basis considering tax benefits and cost savings.

2.	Japan

Vote case-by-case on article amendments to give the board discretionary authority over share repurchases, taking into account the company's:

●	Balance sheet conditions;
●	Capital efficiency and return on equity;
●	Past share buybacks and dividend payouts;
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●	Board composition;
●	Shareholding structure; and
●	Other relevant factors

Generally vote against these amendments if shareholders will lose the ability to submit shareholder proposals on share repurchases.

3.	Germany and Italy

Repurchase shares using put and call options – We will vote FOR provided the company details:

a.	Authorization is limited to 18 months

b.	The number of shares that would be purchased with call options and/or sold with put options is limited to a max of 5% of TSO

c.	An experienced financial institution is responsible for the trading

d.	The company has a clean track record regarding repurchases.

L.	Netherlands - Remuneration Report

Management is required to put its remuneration policy up for a binding shareholder vote.  We will evaluate this item using principles of the Dutch Corporate Governance Code.

Netherlands - Protective Preference Shares: Proposals to approve protective preference shares

We vote on a CASE-BY-CASE basis. In general, we vote FOR protective preference shares (PPS) only if:

1.
The supervisory board needs to approve an issuance of shares whilst the supervisory board is independent within the meaning of RMG’s categorization rules and the Dutch Corporate Governance Code (i.e. a maximum of one member can be non-independent);

2.	No call / put option agreement exists between the company and a foundation for the issuance of PPS;

3.	The issuance authority is for a maximum of 18 months;

4.	The board of the company friendly foundation is fully independent;

5.	There are no priority shares or other egregious protective or entrenchment tools;

6.	The company states specifically that the issue of PPS is not meant to block a takeover, but will only be used to investigate alternative bids or to negotiate a better deal;

7.	The foundation buying the PPS does not have as a statutory goal to block a takeover;

8.	The PPS will be outstanding for a period of maximum 6 months (an EGM must be called to determine the continued use of such shares after this period)

M.	Tracking Stock

We vote on the creation of tracking stock on a CASE-BY-CASE basis, weighing the strategic value of the transaction AGAINST such factors as:
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1.	Adverse governance charges

2.	Excessive increases in authorized capital stock

3.	Unfair method of distribution

4.	Diminution of voting rights

5.	Adverse conversion features

6.	Negative impact on stock option plans

7.	Other alternatives such as spinoff

N.	“Going Dark” Transactions

We vote these proposals on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to:

1.	Whether the company has attained benefits from being publicly traded.

2.	Cash-out value

3.	Balanced interests of continuing vs. cashed-out shareholders

4.	Market reaction to public announcement of transaction

f.   Executive and Director Compensation

A.	General

1.	Votes with respect to compensation plans are determined on a CASE-BY-CASE basis.

Robeco votes on a case by case basis on equity based compensation plans taking into account the following:
a.
Plan Cost – the total estimated cost of the plans relative to industry/market cap peers measured by the company’s estimated Shareholder Value Transfer and considering both the SVT based on new shares requested plus shares remaining for future grans, plus outstanding unvested/unexercised grants and SVT based only on new shares plus shares remaining for future grans.

b.	Plan Features – Automatic single-triggered award vesting upon change of control; Discretionary vesting authority, liberal share recycling. Minimum vesting period for grants made under the plan.
c.
Grant Practices: The burn rate; vesting requirements; the estimated duration of the plan, the proportion of the CEO’s most recent equity grants, existence of a claw-back policy, post exercise/vesting requirements.

BP generally votes against the plan if the combination of above factors indicates that the plan is not in the shareholders best interests of if any of the following apply:
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a.	The plan creates dilution exceeding 3 ½% per year over the life of the plan.
b.	Awards may vest in connection with a liberal change of control definition.
c.	The plan would permit reprising or cash buyout of underwater options without shareholder approval.

The plan is a vehicle for problematic pay practice or a pay for performance disconnect Canada Specific:

i.	Generally vote against an equity compensation plan proposal where:

●	The non-employee director aggregate share reserve under the plan exceeds the BP established maximum limit of 1 percent of the outstanding common shares; or
●
The equity plan document does not specify an annual individual non-employee director grant limit with a maximum value of (i) $100,000 worth of stock options in the case of a stock option or omnibus plan, or (ii) $150,000 worth of shares in the case of an equity plan that does not grant stock options.

Individual Non-employee Director Grants
ii.	Generally vote against individual equity grants to non-employee directors in the following circumstances:

●	In conjunction with an equity compensation plan that is on the agenda at the shareholder meeting if voting against the underlying equity compensation plan; and
●	Outside of an equity compensation plan if the director’s annual grant would exceed the above individual director limit.

iii.	Shares taken in lieu of cash fees and a one-time initial equity grant upon a director joining the board will not be included in the maximum award limit.

b.	Hong Kong and Singapore specific

i.
Vote AGAINST a stock option scheme if directors eligible to receive options under the scheme if directors eligible to receive options under the scheme are involved in the administration of the scheme the scheme administrator has the discretion over awards; this generally excludes equity awards granted or taken in lieu of cash fees.

c.	Singapore specific:

i.	Vote against a performance share plan or restricted share plan if:

●
The maximum dilution level for the plan exceeds BP guidelines of 5% of issued capital for a mature company and 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods as these features partially offsheet dilution concerns by reducing the likelihood that awards will become exercisable unless there is a clear improvement in shareholder value; or

●	Directors eligible to receive options under the scheme are involved in the administration of the scheme and the administrator has the discretion over awards.

d.	France-specific: BP will generally vote FOR equity-based compensation proposals taking into account the following factors:

i.
The volume of awards transferred to participants must not be excessive; the potential volume of fully diluted issued share capital from equity-based compensation plans must not exceed the following guidelines:

○
The shares reserved for all share plans may not exceed 5% of a company’s issued share capital, except in the case of a high-growth company or particularly well-designed plan, in which case dilution of between 5 and 10% is allowed.

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ii.	The plan must be sufficiently long-term in nature/structure; minimum vesting of 3 years or more; and

iii.	The awards must be granted at market price.

B.	Management Proposals Seeking Approval to Reprice Options

We vote on management proposals seeking approval to reprice options on a CASE-BY-CASE basis.

C.	Director Compensation

We vote on stock-based plans for directors on a CASE-BY-CASE basis.

D.	Employee Stock Purchase Plans

1.	We vote on qualified employee stock purchase plans on a CASE-BY-CASE basis.

2.	We vote on non-qualified employee stock purchase plans on a CASE-BY-CASE basis but will APPROVE plans considering the following criteria:

a.	Broad-based participation (all employees excluding individuals with 5% or more of beneficial ownership)

b.	Limits on employee contribution, either fixed dollar or percentage of salary

c.	Company matching contribution up to 25%

d.	No discount on the stock price on the date of purchase since there is a company matching contribution

3.	Canada

BP will generally vote FOR broadly based (preferably all employees of the company with the exclusion of individuals with 5 percent or more beneficial ownership of the company) employee stock purchase plans where the following apply:

a.	Reasonable limit on employee contribution (may be expressed as a fixed dollar amount or a percentage of base salary excluding bonus, commissions and special compensation);

b.
Employer contribution of up to 25% of employee contribution and no purchase price discount or employer contribution of more than 25% of employee contribution and SVT cost of the company’s equity plans is within the allowable cap for the company;

c.	Purchase price is at least 80% of fair market value with no employer contribution;

d.	Potential dilution together with all other equity-based plans is 10% of outstanding common shares for less; and

e.	Plan Amendment Provision requires shareholder approval for amendments to:

i.	The number of shares reserved for the plan;

ii.	The allowable purchase price discount;

iii.	The employer matching contribution amount.
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Treasury-funded ESPPs, as well as market purchase funded ESPPs requesting shareholder approval, will be considered to be incentive-based compensation if the employer match is greater than 25%.  BP will vote on a CASE-BY-CASE basis taking into account the following factors:

a.	Shareholder Value Transfer (SVT) cost of the plan;

b.	Eligibility;

c.	Administration;

d.	The company’s other equity-based compensation plans and benefit programs, in particular pensions.

E.	OBRA-Related Compensation Proposals:

1.	Amendments that Place a Cap on Annual Grants or Amend Administrative Features

We vote FOR plans that simply amend shareholder-approved plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section
162(m) of OBRA.

2.	Amendments to Added Performance-Based Goals

a.	We vote FOR amendments to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) of OBRA.

b.
We vote FOR plans that support full disclosure and linking compensation to performance goals that impact the long-term performance of the firm (e.g. compliance with environmental/EPA regulations, labor supplier standards or EEOC laws).

3.	Amendments to Increase Shares and Retain Tax Deductions under OBRA

We evaluate votes on amendments to existing plans to increase shares reserved and to qualify the plan for favorable tax treatment under the provisions of Section 162(m) on a CASE-BY-CASE basis.
4.	Approval of Cash or Cash-and-Stock Bonus Plans

a.	We vote on cash or cash-and-stock bonus plans to exempt the compensation from taxes under the provisions of Section 162(m) of OBRA on a CASE-BY-CASE basis.

b.	We generally vote AGAINST plans with excessive awards ($2 million cap).

5.	Independent Outsiders

We will vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in our definition of director independence.

F.	Shareholder Proposals to Limit Executive and Director Pay

1.	We generally vote FOR shareholder proposals that seek additional disclosure of executive and director pay information.

2.	We vote AGAINST all other shareholder proposals that seek to limit executive and director pay.
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G.	Golden and Tin Parachutes

1.	We vote FOR shareholder proposals to require golden and tin parachutes to be submitted for shareholder ratification.

2.	We vote AGAINST golden parachutes.

3.
Voting on a CASE-BY-CASE basis on Golden Parachute proposals, including consideration of existing change in control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.

a.	Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issues(s):

b.	Single or modified single trigger cash severance;

c.	Single trigger acceleration of unvested equity awards;

d.	Excessive cash severance (>3x base salary and bonus);

e.	Excise tax gross ups triggered and payable (as opposed to a provision to provide excise tax gross ups);

f.	Excessive golden parachute payments (on an absolute basis or as percentage of transaction equity value); or

g.
Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or

h.	The company’s assertion that a proposed transaction is conditions on shareholder approval of the golden parachute advisory vote.

H.	Employee Stock Ownership Plans (ESOPs)

We vote FOR proposals that request shareholder approval in order to implement an ESOP or to increase authorized shares for existing ESOPs, except in cases when the number of shares allocated to the ESOP is “excessive” (i.e., generally greater than 5% of outstanding shares).

I.	401(k) Employee Benefit Plans

We vote FOR proposals to implement a 401(k) savings plan for employees.

J.	Pension Plan Income and Performance-Based Compensation

Generally we vote FOR proposals to exclude earnings on assets of company sponsored pension plans in determining executive and director compensation.  Our position generally does not view the following factors as relevant:  1) the amount of pension plan earnings, and 2) the percentage, if any, such pension plan earnings contribute to the company’s pre-tax earnings.

K.	Indexed Options and Performance Vested Restricted Stock

We generally vote FOR indexed options and performance vested restricted stock.
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L.	Burn Rate

We vote AGAINST equity plans that have high average three-year burn rate defined as 1) the company’s most recent three-year burn rate that exceeds one standard deviation of its GICS segmented by Russell 3000 index and non-Russell 3000 Index, OR 2) the company’s most recent three-year burn rate that exceeds 2% of common shares outstanding.  For companies that grant both full value awards and stock options to their employees, we shall apply a premium on full value awards for the past three fiscal years.

M.	Transferable Stock Options

1.
We will generally vote FOR TSO awards within a new equity plan if the total cost of the company’s equity plans is less than the company’s allowable cap, assuming all other conditions have been met to receive a FOR recommendation. The TSO structure must be disclosed and amendments to existing plans should make clear that only options granted post-amendment shall be transferable.

2.	One-time transfers will be evaluated on a CASE-BY-CASE basis, giving consideration to the following:

a.	Executive officers and non-employee directors should be excluded from participating.

b.	Stock options must be purchased by third-party financial institutions at a discount to their fair value using an appropriate financial model.

There should be a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

N.	Supplemental Executive Retirement Plan (SERPs)

We evaluate on a CASE-BY-CASE basis Shareholder proposal to limit ‘covered compensation’ under their SERP plan to no more than 100% of a senior executive’s salary, considering the company’s current SERP plan.

O.	Pay-for-Superior-Performance

We evaluate Shareholder proposals to establish a pay-for-superior-performance standard on a CASE-BY- CASE basis considering the company’s current pay-for-performance practices.

P.	Executive Compensation Advisory Proposal (Say on Pay)

1.	BP will vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

2.	We evaluate shareholder proposals to ratify the compensation of the company’s named executive officers (NEOs) on an annual basis on a CASE-BY-CASE basis considering the following global principles:

a.
Maintain appropriate pay-for-performance alignment with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors: the linkage between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

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b.	Avoid arrangements that risk “pay for failure.” This principle addresses the use and appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

c.
Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

d.
Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

e.
Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance.  At the market level, it may incorporate a variety of generally accepted best practices.

f.
Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis.  Consider the measures, goal, and target awards reported by the company for executives’ short and long-term incentive awards; disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

g.
Evaluation of peer group benchmarking used to set target pay or award opportunities.  Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents or targeting; and

h.
Balance of performance based versus non-performance based pay.   Consider the ratio of performance based (not including plain vanilla stock options) vs. non-performance based pay elements reported for the CEO latest reported fiscal year compensation especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

3.
BP will vote AGAINST management say on pay proposals, AGAINST/WITHHOLD on compensation committee members (or, for rare cases, where the full board is deemed responsible, all directors including the CEO,) and/or AGAINST an equity-based incentive plan proposal if:

a.	There is a misalignment between CEO pay and company;

b.	The company maintains problematic pay practices;

c.	The board exhibits poor communication and responsiveness to shareholders

●
Poor disclosure practices, including: insufficient disclosure to explain the pay setting process for the CEO and how CEO pay is linked to company performance and shareholder return; lack of disclosure of performance metrics and their impact on incentive payouts; no disclosure of rationale related to the use of board discretion when compensation is increased or performance criteria or metrics are changed resulting in greater amounts paid than that supported by previously established goals.

●	Board's responsiveness to investor input and engagement on compensation issues, including:
○	Failure to respond to majority-supported shareholder proposals on executive pay topics;
○	Failure to respond to majority-opposed previous say-on-pay proposal; and
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○	Failure to respond to the company's previous say-on-pay proposal that received support of less than 70 percent of votes cast taking into account the ownership structure of the company.

Failure to adequately respond to the aforementioned compensation issues may also result in votes against directors due to poor responsiveness to shareholders.

Canada

Vote on a case by case basis on say-on-pay resolutions or on individual directors, committee members or the entrie board as appropriate, when an issuer is externally managed and has given minimal disclosure about management services agreements and compensation taking into account:
●	The size and scope of the management services agreement;
●	Executive compensation in comparison to issuer peers and/or similarly structured issuers;
●	Overall performance;
Related party transactions;
●	Board and committee independence;
●	Conflicts of interest and process for managing conflicts effectively;
●	Disclosure and independence of the decision-making process involved in the selection of the management services provider;
●	Risk mitigating factors included within the management services agreement such as fee recoupment mechanisms;
Historical compensation concerns;
●	Executives’ responsibilities; and
●	Other factors that may reasonably be deemed appropriate to assess an externally-managed issuer’s governance framework.

Q.	Pre-Arranged Trading Plans (10b5-1 Plans)

We generally vote FOR shareholder proposals calling for certain principles regarding the use of pre- arranged trading plans (10b5-1 plans) for executives. These principles include:

1.	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K

2.	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board

3.	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan

4.	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan. An executive may not trade in company stock outside the 10b5-1 Plan.

5.	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive
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R.	Share Buyback Holding Periods

We will generally vote FOR market repurchase authorities (share repurchase programs) if the terms comply with the following criteria:

1.	A repurchase limit of up to 10% of outstanding issued share capital (15% in UK/Ireland);

2.	A holding limit of up to 10% of issued share capital in treasury; and

3.	A duration of no more than 5 years, or such lower threshold as may be set by applicable law, regulation or code of governance best practice.

Authorities to repurchase shares in excess of the 10% repurchase limit will be assessed on a CASE-BY- CASE basis. We will support such share repurchase authorities under special circumstances, which are required to be publicly disclosed by the company, provided that, on balance, the proposal is in shareholder’s interest.  In such cases, the authority must comply with the following criteria:

4.	A holding limit of up to 10% of a company’s issued share capital in treasury; and

5.	A duration of no more than 18 months.

In markets where it is normal practice not to provide a repurchase limit, we will evaluate the proposal based on the company’s historical practice.  However, BP expects companies to disclose such limits and, in the future, may vote AGAINST companies that fail to do so. In such cases, the authority must comply with the following criteria:

6.	A holding limit of up to 10% of a company’s issued share capital in treasure; and

7.	A duration of no more than 18 months.

In addition we vote AGAINST any proposal where:

8.	The repurchase can be used for takeover defenses;

9.	There is clear evidence of abuse;

10.	There is no safeguard against selective buybacks; and/or

11.	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

S.	Tax Gross-Up Proposals

We vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

T.	Reimbursement of Expenses Incurred from Candidate Nomination Proposal

We evaluate Shareholder proposals to amend the company’s bylaws to provide for the reimbursement of reasonable expenses incurred in connection with nominating one or more candidates in a contested election of directors to the corporation’s board of directors on a CASE-BY-CASE basis considering the company’s current reimbursement practices.
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U.	Equity Based Compensation Plans are evaluated on a case-by-case basis

We will vote AGAINST equity plan proposals if any of the following apply:

1.	The total cost of the company’s equity plans is unreasonable;

2.	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

3.	The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year- over-year increase is attributed to equity awards;

4.	The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group;

5.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

6.	The plan is a vehicle for poor pay practices;

7.	The company has a liberal definition of change-in-control.

Canada

Vote case-by-case on equity-based compensation plans using an “equity plan scorecard” (EPSC) approach. Under this approach, certain features and practices related to the plan6 are assessed in combination, with positively-assessed factors potentially counterbalancing negatively-assessed factors and vice-versa. Factors are grouped into three pillars:

›	Plan Cost: The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
›	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
›	SVT based only on new shares requested plus shares remaining for future grants.

›	Plan Features:
›	Absence of problematic change-in-control (CIC) provisions, including:
›	Single-trigger acceleration of award vesting in connection with a CIC; and
›	Settlement of performance-based equity at target or above in the event of a CIC-related acceleration of vesting regardless of performance.
›	No financial assistance to plan participants for the exercise or settlement of awards;
›	Public disclosure of the full text of the plan document; and
›	Reasonable share dilution from equity plans relative to market best practices.

›	Grant Practices:

6 In cases where certain historic grant data are unavailable (e.g. following an IPO or emergence from bankruptcy), Special Cases models will be applied which omit factors requiring these data.
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›	Reasonable three-year average burn rate relative to market best practices;
›	Meaningful time vesting requirements for the CEO’s most recent equity grants (three-year lookback);
›	The issuance of performance-based equity to the CEO;
›	A clawback provision applicable to equity awards; and
›	Post-exercise or post-settlement share-holding requirements (S&P/TSX Composite Index only).

Generally vote against the plan proposal if the combination of above factors, as determined by an overall score, indicates that the plan is not in shareholders’ interests. In addition, vote against the plan if any of the following unacceptable factors have been identified:
›	Discretionary or insufficiently limited non-employee director participation;
›	An amendment provision which fails to adequately restrict the company’s ability to amend the plan without shareholder approval;
›	A history of repricing stock options without shareholder approval (three-year look-back);
›	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
Any other plan features that are determined to have a significant negative impact on shareholder interests

V.	Golden Coffin (Death Benefit)

We generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

W.	Hold Till (post) Retirement

We vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy.

The following factors will be taken into account:

1.	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

a.	Rigorous stock ownership guidelines, or

b.	A holding period requirement coupled with a significant long-term ownership requirement, or

c.	A meaningful retention ratio,

2.	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

3.	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.
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X.	Acceptance of Deposits (India)

Generally vote AGAINST accepting deposits from shareholders or the public unless there are no significant causes for concern regarding terms and conditions of the deposit.

Y.	Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity:

We will evaluate such proposals on a Case-by-Case basis.

Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are considered poor pay practices under policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy:

1.	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.

2.	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Z.	Compensation Issue in Non-US Companies

1.
Europe: Vote case-by-case on management proposals seeking ratification of a company’s executive compensation-related items, and generally vote against a company’s compensation related proposal if such proposal fails to comply with one or a combination of several of the global principles and their corresponding rules:

a.	Avoid arrangements that risk “pay for failure”:
b.	The board shall demonstrate good stewardship of investor’s interests regarding executive compensation practices. For instance,
●	There shall be a clear link between the company’s performance and variable awards.
●	There shall not be significant discrepancies between the company’s performance and real executive payouts.
●	The level of pay for the CEO and members of executive management should not be excessive relative to peers, company performance, and market practices.
●	Significant pay increases shall be explained by a detailed and compelling disclosure.
●	Severance pay agreements must not be in excess of (i) 24 months’ pay or of (ii) any more restrictive provision pursuant to local legal requirements and/or market best practices.
●
Arrangements with a company executive regarding pensions and post-mandate exercise of equity-based awards must not result in an adverse impact on shareholders’ interests or be misaligned with good market practices.

2.	Europe – Generally vote for proposals to fix the ratio between the fixed and variable components of remuneration unless:

●	Adequate disclosure has not been provided in a timely manner

●	There are concerns about the company’s motivation for change

●	There are specific concerns with the company.
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UK – BP votes on a case-by-case basis on management proposals seeking ratification of a company’s remuneration policy, and generally vote against if such proposal fails to comply with one or a combination of several of BP remuneration principles and/or local institutional investor best practice without adequate explanation.  Whilst not an exhaustive list, below are several key criteria that are considered during analysis:

●	Has adequate disclosure been provided to allow investors to make an informed voting decision;

●	The level of pay for the CEO and other executive directors should not be excessive relative to peers, company performance, and market practices;

●	Significant pay increases should be explained by a detailed and compelling disclosure;

●	Severance pay agreements should not be in excess of 12 months’ fixed remuneration and should be in line with best practice;

●	There should be a clear link between the company’s performance and variable awards;

●	The ability for discretionary exceptional awards to be made in excess of the standard policy will require a maximum award level to be disclosed. Open ended exceptional award levels will not be supported;

●	Executives should own a significant personal shareholding in the company and this should be supported by established share ownership guidelines by the company;

●	The remuneration committee should have the ability to clawback or withhold payment of incentive awards when justified.

●	NEDs generally should not receive performance based remuneration

●	Generally vote FOR fixed fees to external auditors unless the fees for non-audit services routinely exceed standard audit-related fees.

3.	Finland - Stock Options

a.	We vote AGAINST these proposals; however, an exception will be made if a company proposes to reduce the strike price by the amount of future special dividends only.

b.	We vote FOR proposals that provide proportionate adjustments to outstanding awards as a result of a special cash dividend or any other future distribution of assets other than a normal cash dividend.

4.	Germany - Remuneration Disclosure

We vote AGAINST management proposals authorizing the board not to disclose remuneration schemes for five years

5.	Sweden - Remuneration Report

We vote AGAINST management proposals to approve the remuneration report if:

a.	The potential dilution from equity-based compensation plans exceeds RMG guidelines.

b.	Restricted stock plans and matching share plans do not include sufficiently challenging performance criteria and vesting periods.

c.	The remuneration report was not made available to shareholders in a timely manner.

d.	Other concerns exist with respect to the disclosure or structure of the bonus or other aspects of the remuneration policy.

6.	Sweden, Norway - Matching Share Plans

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We will evaluate such plans on a CASE-BY-CASE basis.

a.	For every matching share plan, RMG will require a holding period.

b.	For plans without performance criteria, the shares must be purchased at market price.

c.	For broad-based plans directed at all employees, BP accepts a 1:1 arrangement - that no more than one free share will be awarded for every share purchased at market value.

d.	For plans directed at executives, we require that sufficiently challenging performance criteria are attached to the plan. Higher discounts demand proportionally higher performance criteria.

e.	The dilution of the plan when combined with the dilution from any other proposed or outstanding employee stock matching plans must comply with BP guidelines.

7.	Australia

We will vote AGAINST resolutions seeking approval of termination payments for executives in excess of statutory maximum except where there is clear evidence that the termination payment would provide a benefit to shareholders.

We vote FOR the provision of termination benefits under the plan in excess of 12 months’ base salary, if the approval is for three years or fewer and no vesting is permitted without satisfaction of sufficiently demanding performance hurdles.

8.	Japan

BP will vote AGAINST retirement bonuses if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may support payment to outsiders on a case-by-case basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP opposes the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

BP will vote AGAINST special payments in connection with abolition of retirement bonus system if the recipients include outsiders, or include those who can be held responsible for corporate scandal or poor financial performance which has led to shareholder value destruction. (However, in rare occasions, BP may support payment to outsiders on a CASE-BY-CASE basis, if the individual amount is disclosed and the amount is not excessive.) In addition, BP will vote AGAINST the payments if neither the individual payments nor the aggregate amount of the payments is disclosed.

Among other conditions, BP will vote AGAINST deep discount options if disclosed performance conditions are not attached. In the absence of such conditions, a vesting period of at least three years will be required to support such options

9.	Nordic Markets

We will vote AGAINST stock option plans in Nordic markets if evidence is found that they contain provisions that may result in a disconnect between shareholder value and employee/executive rewards. This includes one or more of the following:

a.	Adjusting the strike price for future ordinary dividends AND including expected dividend yield above zero percent when determining the number of options awarded under the plan;

b.	Having significantly higher expected dividends than actual historical dividends;
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c.	Favorably adjusting the terms of existing options plans without valid reason;

d.	Any other provisions or performance measures that result in undue award.

We will generally vote AGAINST if the increase in share capital is more than 5 percent for mature companies and 10 percent for growth companies.

10.	Italy

We will vote FOR any equity-based compensation plan provided they meet the following:

a.	The shares reserved for all share plans may not exceed 5 percent of a company’s issued share capital, except in the case of high-growth companies or particularly well-designed plans, in which case we allow dilution of between 5 and 10 percent: in this case, we will need to have performance conditions attached to the plans which should be acceptable regarding the RMG criteria (“challenging criteria”);

b.	The options for management are granted without a discount;

c.	An executive director is part of the remuneration committee; or

d.	The company has no remuneration committee and has executive members within the board.

* BP may apply a carve-out in the case of well-designed plans.*

11.	Taiwan

We vote on a case-by-case basis taking into account the following features:

a. existing substantial shareholders are restricted in participation;

b. presence of challenging performance hurdles if restricted shares are issued for free or at a deep discount; and

c.  reasonable vesting period (at least two years) is set.

12.	China

We vote CASE-BY-CASE on proposals to approve a restricted stock scheme.  A restricted stock plan will not be supported if:

a.	The grant price of the restricted shares is less than 50% of the average price of the company’s shares during the 20 trading days prior to the pricing reference date;

b.	The maximum dilution level for the scheme exceeds BP guidelines of 5% of issued capital for a mature company and 10% for a growth company. BP will support plans at mature companies with dilution levels up to 10% if the plan includes other positive features such as challenging performance criteria and meaningful vesting periods.

c.	Directors eligible to receive restricted shares under the scheme are involved in the administration of the scheme; or

d.	The company fails to set challenging performance hurdles for unlocking the restricted shares compared with its historical financial performance or the industry benchmarks.

We vote AGAINST a restricted stock scheme if the scheme is proposed in the second half of the year and the measurement of the company’s financial performance starts from the same year, as the company’s financial performance has been largely determined for that particular year.

We vote on a case-by-case bases on proposals to invest in financial products using idle funds. Key factors include: any known concerns with previous investments, the amount of the proposed
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investment relative to the company’s assets; disclosure of the nature of the products in which the company proposes to invest and disclosure of associated risks of the proposed investments and related risk management efforts by the company.

13.	South Korea

Generally vote for approval of the remuneration cap for directors, unless:

a.	The proposed cap on directors’ remuneration is excessive relative to peer companies’ remuneration without reasonable justification; or
b.	The company is asking for an increase in the remuneration cap where the company has not provided a reasonable justification for the proposed increase.

Vote against if there are material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company and the company has not provided a reasonable justification for the proposed remuneration

14.	Hong Kong

Generally vote for employee stock purchase plans (ESPPs) unless any of the following applies:

●	The total stock allocated to the ESPP exceeds 10 percent of the company’s total shares outstanding at any given time;
●	The share purchase price is less than 90 percent of the market price7 when the share purchase is conducted solely through private placement;
●	The company’s significant shareholders (i.e. individuals with 5 percent or more of beneficial ownership of the company) are involved as plan participants;
●	The ESPP is proposed in connection with an equity financing scheme which does not warrant shareholder support; or
●	The ESPP contains any other terms that are deemed disadvantageous to shareholders

15.	Japan - Director Stock Options

We vote FOR “evergreen” director option plans as long as the contemplated level of annual dilution is less than 0.5%; so that it would take more than 10 years of grants for dilution to exceed our guidelines. (Where the company has outstanding options from other plans, or proposes to grant additional options to employees below board level, these must be factored into the calculation.)

AA.	Canadian Equity Compensation Plans, TSX Issuers

1.	Change-in-Control Provisions

Where approval of a CIC provision is sought as part of a bundled proposal, RMG Canada may recommend a vote AGAINST the entire bundled proposal due to an unacceptable CIC provision.

2.	Generally vote AGAINST proposals to reprice outstanding options including adjustments that can be reasonably considered repricing such as: reduction in exercise price or purchase price, extension of term for outstanding options, cancellation and reissuance of options, substitution of options with other awards.

3.	Amendment Procedures

7 Calculated as the average trading price 20 trading days prior to the announcement, pursuant to the CSRC’s guidelines on private placements.
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We generally vote AGAINST the approval of proposed Amendment Procedures that do not require shareholder approval for the following types of amendments under any security based compensation arrangement, whether or not such approval is required under current regulatory rules:

a.	Any increase in the number (or percentage in the case of rolling plans) of shares reserved;

b.	Any amendment that extends the term of an award beyond the original expiry;

c.	Amendments to eligible participants that may permit the introduction or reintroduction of non- employee directors on a discretionary basis;

d.	Any amendment which would permit equity based awards granted under the Plan may be transferable or assignable other than for normal estate settlement purposes

4.	Employee Share Purchase Plans, Amendment procedures

We generally vote AGAINST proposals to approve Share Purchase Plan Amendment Procedures if discretion is given to amend any of the following acceptable criteria:

a.	Limit on employee contribution (expressed as a percentage of base salary excluding bonus, commissions and special compensation);

b.	Purchase price is at least 80 percent of fair market value with no employer contribution; OR

c.	No discount purchase price with maximum employer contribution of up to 20% of employee contribution

d.	Offering period is 27 months or less; and

e.	Potential dilution together with all other equity-based plans is ten percent of outstanding common shares or less.

If shareholder approval is sought for a new Share Purchase Plan, the above criteria must apply and not be subject to future amendment under Plan amendment provisions without further shareholder approval or we will generally vote AGAINST approval of the Plan.

g.    State of Incorporation

A.	Voting on State Takeover Statutes

We review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti- greenmail provisions, and disgorgement provisions).

B.	Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a CASE-BY-CASE basis.

1.	Canada

a.	BP will generally vote FOR proposals to amend or replace articles of incorporation or bylaws if:

The purpose of the amendment is to clarify ambiguity, reflect changes in corporate law, streamline years of amendments, or other “housekeeping” amendments; and
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The bylaws as amended will not result in any of the unacceptable governance provisions set out in the following paragraph.

b.	BP will generally vote AGAINST new by-laws or amended by-laws that would establish two different quorum levels which would result in implementing a higher quorum solely for those shareholder meetings where common share investors seek to replace the majority of current board members. (“Enhanced Quorum”).

c.	BP will generally vote FOR proposals to adopt or amend articles/bylaws unless the resulting document contains any of the following:

●	The quorum for a meeting of shareholders is set below two persons holding 25 percent of the eligible vote (this may be reduced in the case of a small company where it clearly has difficulty achieving quorum at a higher level, but we oppose any quorum below 10 percent);

●	The quorum for a meeting of directors is less than 50 percent of the number of directors;

●	The chair of the board has a casting vote in the event of a deadlock at a meeting of directors;

●	An alternate director provision that permits a director to appoint another person to serve as an alternate director to attend board or committee meetings in place of the duly elected director; and

●	The proposed articles/bylaws raise other corporate governance concerns, such as granting blanket authority to the board with regard to capital authorizations or alteration of capital structure without shareholder approval

h.    Mergers and Corporate Restructurings

A.	Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a CASE-BY-CASE basis, taking into account at least the following:

1.	Anticipated financial and operating benefits;

2.	Offer price (cost vs. premium);

3.	Prospects of the combined companies;

4.	How the deal was negotiated;

5.	Changes in corporate governance and their impact on shareholder rights;

6.	Change-in-control payments to executive officers and possible conflicts of interest; and

7.	Potential legal or environmental liability risks associated with the target firm
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B.	Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyouts, spin-offs, liquidations, and asset sales are considered on a CASE-BY-CASE basis.

C.	Spin-offs

Votes on spin-offs are considered on a CASE-BY-CASE basis depending on the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

D.	Asset Sales

Votes on asset sales are made on a CASE-BY-CASE basis after considering the impact on the balance sheet/working capital, value received for the asset, and potential elimination of diseconomies.

E.	Liquidations

Votes on liquidations are made on a CASE-BY-CASE basis after reviewing management’s efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.

F.	Appraisal Rights

We vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

G.	Changing Corporate Name

We vote FOR changing the corporate name.

H.	Special Purpose Acquisition Corporations (SPACs)

We will consider on a Case-by-Case the following measures for SPACs:

1.	Valuation, Market reaction,

2.	Deal timing,

3.	Negotiations and process,

4.	Conflicts of interest,

5.	Voting agreements, and

6.	Governance.

I.	Loan Guarantee Requests (Non US companies)

Companies often provide loan guarantees for subsidiaries, affiliates and related parties.  Such requests will be evaluated on a CASE-BY-CASE basis.  Generally, BP will vote AGAINST the provision when:

●	The identity receiving the guarantee is not disclosed;

●	The guarantee is being provided to a director, executive, parent company or affiliated entities where the company has no direct or indirect equity ownership; or

●	The guarantee is provided to an entity in which the company’s ownership stake is less than 75%; and such guarantee is not proportionate to the company’s equity stake or other parties have not provided a counter guarantee.
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BP will generally vote FOR such request provided that there are no significant concerns regarding the entity receiving the guarantee, the relationship between the listed company and the entity receiving the guarantee, the purpose of the guarantee, or the terms of the guarantee agreement.

China:

In assessing requests for loan financing provided by a related party:

BP will examine stated uses of proceeds, the size or specific amount of the loan requested and the interest rate.  We also seek disclosure on the relation of the party.

In assessing requests to provide loan financing to a related party:
●	examine stated uses of proceeds, the size or specific amount of the loan requested, and interest rates to be charged. Seeks disclosure on, the specific relation of the party to be granted the loan by the company.
●	BP will generally vote against the provision of loans to clients, controlling shareholders, and actual controlling persons of the company.
●
BP will generally vote against the provision of loans to an entity in which the company’s ownership stake is less than 75 percent and the financing provision is not proportionate to the company’s equity stake.

i.    Mutual Funds

A.	Business Development Companies

BP will vote FOR proposals authorizing the board to issue shares below Net Asset Value (NAV) if:

1.	The proposal to allow share issuances below NAV has an expiration date that is less than one year from the date shareholders approve the underlying proposal as required under the Investment Company Act of 1940;

2.	a majority of the independent directors who have no financial interest in the sale have made a determination as to whether such sale would be in the best interest of the company and its shareholders prior to selling shares below NAV; and

3.	the company has demonstrated responsible past use of share issuances by either:

a.	Outperforming peers in its 8-digit GICS group as measured by one and three year median TSRs; or

b.	Providing disclosure that its past share issuances were priced at levels that resulted in only small or moderate discounts to NAV and economic dilution to existing non- participating shareholders.

B.	Multimanaged Funds/Subadvisers:

BP will vote AGAINST proposals authorizing the board to hire or terminate subadvisors without shareholder approval if the investment adviser currently employs only one subadvisor.

j.   Corporate Governance and Conduct

In general, we support shareholder proposals that promote good corporate citizenship while enhancing long-term shareholder value.  BP will vote AGAINST proposals that impose significantly higher standards of reporting and oversight than required by legislation and-or industry standard and that would put a firm at a competitive disadvantage in the market unless there is significant relevant controversy or the firm significantly lags their peers, except in specific cases as listed below.
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1.	We SUPPORT the adoption of labor standards and codes of conduct for foreign and domestic suppliers as ways to protect brands and manage risk.

2.	We SUPPORT reporting on countries with human rights abuses as ways to protect and manage risk.

3.	We SUPPORT CERES Principles, environmental reporting and MacBride Principles.

4.	We SUPPORT high-performance workplace standards.

5.	We SUPPORT fair lending guidelines and disclosure at financial companies.

6.	We SUPPORT reporting on equal opportunity and diversity.

7.	We OPPOSE resolutions that would fundamentally affect company performance and competitive increase of shareholder value.

8.	We OPPOSE shareholder proposals requesting the adoption of specific charter language regarding board diversity unless the company fails to publicly disclose existing equal opportunity or nondiscrimination policies.

9.	We OPPOSE shareholder proposals for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless: a) new legislation is adopted allowing development and drilling in the ANWR; b) the company intends to pursue operations in the ANWR, c) the company does not currently disclose an environmental risk report for their operations in the ANWR.

10.	We OPPOSE shareholder proposals requesting a reduction in greenhouse gas emissions unless the company significantly lags behind industry standards or has been the subject of recent, substantial controversy on this issue.

11.	We OPPOSE shareholder proposals on investing in renewable energy sources.

12.	We review proposals requesting information on a company’s lobbying activities, including direct lobbying as well as grassroots lobbying activities on a CASE-BY-CASE basis taking into account; a) the company’s current disclosure of relevant lobbying policies, and management and board oversight; b) the company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and c) recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities..

13.	We review on a CASE-BY-CASE basis proposals requesting a company report on its energy efficiency policies, considering: a) the current level of disclosure related to energy efficiency policies, initiatives, and performance measures; b) level of participation in voluntary efficiency programs; c) compliance with applicable legislation and regulations; d) the company’s policies and initiatives relative to industry peers; and e) the cost associated with the proposed initiative.

14.	We review on a CASE-BY-CASE basis proposals requesting disclosure and implementation of internet privacy and censorship policies and procedures, considering: a) the level of disclosure of policies relating to privacy, freedom of speech, internet censorship and government monitoring; b) dialogue with governments and/or relevant groups; c) scope of involvement and investment in markets that maintain government censorship or internet monitoring; d) market-specific laws or regulations applicable to this issue that may be imposed on the company; e) level of controversy
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or litigation related to the company’s international human rights policies; and f) the cost associated with the proposed initiative.

15.	We generally vote FOR proposals requesting greater disclosure of a company’s (natural gas) hydraulic fracturing operations, including measures the company has taken to manage and mitigate the potential community and environmental impacts of those operations, considering: a) the company’s current level of disclosure of relevant policies and oversight mechanisms; b) the company’s current level of such disclosure relative to its industry peers; c) potential relevant local, state, or national regulatory developments; and d) controversies, fines, or litigation related to the company’s hydraulic fracturing operations.

16.	We will vote on a CASE-BY-CASE basis on proposals requesting company reports on, or to adopt a new policy on, water-related risks and concerns, taking into account: a) the company’s current disclosure of relevant policies, initiatives, oversight mechanisms, and water usage metrics; b) whether or not the company’s existing water-related policies and practices are consistent with relevant internationally recognized standards and national/local regulations; c) the potential financial impact or risk to the company associated with water-related concerns or issues; and d) recent, significant company controversies, fines, or litigation regarding water use by the company and its suppliers.

17.	We review on a CASE-BY-CASE requests for the company to review and report on the financial and reputation risks associated with operations in “high risk” markets, such as a terrorism- sponsoring state or otherwise, taking into account: a) the nature, purpose, and scope of the operations and business involved that could be affected by social or political disruption; b) current disclosure of applicable risk assessment(s) and risk management procedures; c) compliance with US sanctions and laws; d) consideration of other international policies, standards, and laws; e) recent involvement in significant controversies or violations in “high risk” markets; and f) the cost associated with the initiative.

18.	We SUPPORT proposals requesting company reporting on its policies, initiatives/procedures and oversight mechanisms related to toxic materials, including certain product line toxicities, and/or product safety in its supply chain, UNLESS: a) the company already discloses similar information through existing reports or policies such as a Supplier Code of Conduct and/or a sustainability report; or b) the company is in compliance with all applicable regulations and guidelines; or c) there is no existence of significant violations and/or fines related to toxic materials.

19.	We review on a CASE-BY-CASE requests for workplace safety reports, including reports on accident risks reduction efforts taking into account; a) a) the nature of the company’s business specifically regarding company and employee exposure to health and safety risks; b) level of existing disclosure of its workplace health and safety performance data, health and safety management policies, initiatives, and oversight mechanisms; c) existence of recent, significant violations, fines, or controversy related to workplace health and safety ; and d) the company’s workplace health and safety performance relative to industry peers.

20.	Establishment of Board Committees on Social Issues: Shareholder proposals requesting companies establish new standing board committees on social issues.

We will generally vote AGAINST proposals requesting a company establish new standing board committees on social issues considering:
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a.	Existing oversight mechanisms (including current committee structure) regarding the issue for which board oversight is sought;

b.	Level of disclosure regarding the issue for which board oversight is sought;

c.	Company performance related to the issue for which board oversight is sought;

d.	Board committee structure compared to that of other companies in its industry sector; and/or

e.	The scope and structure of the proposal.

21.	Genetically Modified Ingredients (GMO):

a.	Generally vote AGAINST proposals asking suppliers, genetic research companies, restaurants and food retail companies to voluntarily label genetically engineered (GE) ingredients in their products and/or eliminate GE ingredients. The cost of labeling and/or phasing out the use of GE ingredients may not be commensurate with the benefits to shareholders and is an issue better left to regulators.

b.	Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

i.	The company’s business and the proportion of it affected by the resolution;

ii.	The quality of the company’s disclosure on GE product labeling, related voluntary initiatives, and how this disclosure compares with industry peer disclosure; and

iii.	Company’s current disclosure on the feasibility of GE product labeling, including information on the related costs.

c.	Generally vote AGAINST proposals seeking a report on the social, health, and environmental effects of genetically modified organisms (GMOs). Studies of this sort are better undertaken by regulators and the scientific community.

d.	Generally vote AGAINST proposals to completely phase out GE ingredients from the company’s products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company’s products. Such resolutions presuppose that there are proven health risks to GE ingredients

22.	Gender Identity, Sexual Orientation and Domestic Partner Benefits

a.	We will generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

b.	We will generally vote AGAINST proposals to extend company benefits to or eliminating benefits from domestic partners.

23.	Equality of Opportunity: shareholder proposal requesting companies disclose their EEO-1 data

We will generally vote FOR proposals requesting the company disclose its diversity policies, initiatives, comprehensive diversity data, and EEO-1 data unless:

a.	The company publicly discloses its comprehensive equal opportunity policies and initiatives;

b.	The company already publicly discloses comprehensive workforce diversity data; and

c.	The company has no recent significant EEO-related violations or litigation.
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24.	Political contributions and Trade Associations: Shareholder proposals calling for company to confirm political nonpartisanship, increase disclosure on political contributions and trade association spending and bar political contributions.

a.	BP will generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

i.	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

ii.	The company has procedures in place to ensure that employee contributions to company- sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

b.	RIM will vote AGAINST proposals to publish in newspapers and public media the company’s political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

c.	BP will vote on a CASE-BY-CASE basis on proposals to improve the disclosure of a company’s political contributions and trade association spending considering:

i.	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

ii.	The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organization, and the oversight and compliance procedure related to such expenditures of corporate assets.

d.	BP will vote AGAINST proposals barring the company from making political contributions.

e.	BP will vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company.

26.	Recycling: We will vote on a CASE-BY-CASE basis on proposals to report on an existing recycling program, or adopt a new recycling program, taking into account: a) the nature of the company’s business; b) the current level of disclosure of the company’s existing related programs; c) the timetable prescribed by the proposal and the costs and methods of program implementation; d) the ability of the company to address the issues raised in the proposal; and e) the company’s recycling programs compared with the similar programs of its industry peers.

27.	BP will vote on a case-by-case basis on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process considering: a) the degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms; b) the company’s industry and whether the company or its suppliers operation in countries or areas where there is a history of human rights concerns; c) recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and d) whether the proposal is unduly burdensome or overly prescriptive.

END
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Proxy Voting Policy

Scout Investments
Reams Asset Management Division
Scout Distributors

May 2012

Policy Objective

Scout Investments (“SI”) as an investment adviser and a fiduciary to its investment advisory clients has adopted this Policy with the objective of: (i) ensuring that SI votes client securities in the best interest of its clients; and (ii) addressing material conflicts that may arise between SI’s interests and those of its clients

Policy

SI will vote securities for each client account for which it has authority in a manner solely in the  best interest of the client. Voting rights will be exercised on all decisions that have any effect on the value of the security and will be exercised so as to attempt to maximize or protect the value of the security looking at both the short-term and long-term consequences. The exclusive purpose will be to provide benefits to the client by considering those factors that affect the value of the security and give the greatest benefit to the client. Unless the power to vote securities held in a client’s account has been reserved in writing by that client, SI will have the responsibility and authority for voting securities in that client’s account in accordance with this Policy. Notwithstanding the foregoing, SI may not vote every proxy when it determines in good faith that refraining from voting is in the client’s best interests. Examples include, but are not limited to:

1.	Where casting a vote may require extraordinary expense, such as traveling to a foreign country to vote in person or retaining local powers of attorney;
2.	Ballots that are not received on a timely basis;
3.	Inadequate information on the proxy item or where it appears to be no relationship between the proxy vote and underlying investment’s value; or
4.	Where casting a vote may require suspension of the ability to trade the security.

SI may also accept different voting guidelines provided by a client to be use exclusively for voting securities in that client’s account.

Proxy Voting Committee

The Proxy Voting Committee will consist of those individuals designated from time to time by SI’s Chief Executive Officer. Members of the committee will serve at the discretion of the Chief Executive Officer subject to removal or resignation, or termination of the member’s employment with SI.

Voting

Scout has adopted General Proxy Voting Standards and Guidelines (“Guidelines”). SI has also retained a third-party proxy advisory firm (“Third-Party Proxy Advisory Firm”) to assist in the collection and review of ballots and to provide SI with voting recommendations based upon the Guidelines.

The Proxy Voting Committee will review the Voting Guidelines periodically, but no less often than annually. In conjunction with the Third-Party Proxy Advisory Firm, the Chief Operating Officer will ensure that the following procedures relating to the voting of securities in client accounts are followed:

1.	Collecting voting materials including research, recommendation, other communications relating to the voting and proxy statements or ballots upon receipt;
2.	Providing the voting materials to the appropriate SI associates;
3.	Collecting voting instructions and transmitting the instructions to the appropriate custodian, broker, nominee or other person;
4.	Developing voting records as described in this Policy; and
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Provide in writing to any client requesting information on voting of proxies with respect to portfolio securities, the information on how SI voted with respect to the securities held in the client’s account.

It is intended that the Voting Guidelines will be applied with a measure of flexibility.  SI may vote securities other than as described in the Guidelines, if SI reasonably believe that it is in its clients’ best interest to do so consistent with the Policy. In these situations, a portfolio manager will submit the voting determination to the Proxy Voting Committee for review and approval.   Prior to approving the voting determination, the Proxy Voting Committee will perform a conflicts of interest check on the proxy issue. If a material conflict of interest is identified, the Proxy Voting Committee will follow the procedures described below under Conflicts of Interest. In making these determinations, portfolio managers may rely upon the proxy statement, analysis, commentary and other information respecting the proxy vote in formulating its voting instruction.

Review of Third-Party Proxy Advisory Firm

SI shall review any Third-Party Proxy Advisory Firm periodically, but no less often than annually, consistent with the following measures:

1.	Obtain and review the voting recommendation of the Third Party Proxy Advisory Firm (or their voting guidelines), and review these documents for consistency with this Policy,
2.	Determine that the Third Party Proxy Advisory Firm has the capacity and competency to analyze proxy issues;
3.
Analyze potential conflicts of interest of the Third Party Proxy Advisory Firm with respect to companies the securities of which are the subject of voting recommendations, including procedures to minimize any potential conflicts of interest;

4.	Review the performance of the Third Party Proxy Advisory firm including the record of recommendations and the timeliness of communicating proxy votes.

Conflicts of Interest

Conflicts of interest may include, but are not limited to, where: (i) the issuer of securities is a client of SI, or its affiliates; (ii) the issuer has a material interest in SI or its affiliates; (iii) an officer or director of the issuer is an officer or director of SI or its affiliates; or (iv) the issuer is SI or an affiliate. If in the case a security vote presents the potential for a material conflict of interest between SI and a client, SI will vote the matter in accordance with the recommendation of the Third-Party Proxy Advisory Firm based upon the Guidelines.  If no such recommendation is available and the Guidelines do not cover the matter, SI will refer the vote to the client and SI will vote in accordance with the client’s response. For any avoidance of doubt, if the vote is for any UMB Financial Corporation security, the Scout Funds or the securities of any their affiliates, SI will follow the procedures contained in this section.

Recordkeeping

SI will maintain the following books and records:

1.	A copy of each proxy statement that SI receives regarding client securities. SI may rely on obtaining a copy of a proxy statement from the SEC’s EDGAR system; and
2.	A record of each vote cast by SI on behalf of a client.

SI may rely on a third party to make and retain these records, on SI’s behalf, provided that SI has obtained an undertaking from the third party to provide a copy of the records promptly upon request

SI will also maintain the following books and records:

1.	Each version of this Policy in effect from time to time;
2.	A list of each client account for which SI has been authorized to vote proxies for the client’s securities;
3.	A copy of any document created by SI that was material to making a decision how to vote proxies on behalf of a client or that memorializes the basis for that decision; and
4.
A copy of each written client request for information on how SI voted proxies on behalf of the client, and a copy of any written response by SI to any (written or oral) client request for information on how SI voted proxies on behalf of the requesting client.

5.	A copy of each Guidelines in effect.

TEMPLETON GLOBAL ADVISORS LIMITED

PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Global Advisors Limited (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to  the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

*  Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

1  For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
2 The top 50 vendors will be considered to present a potential conflict of interest.
3 The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
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4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation  of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including

4  The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5  “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6  The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
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the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.

Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely  affect the investment merits of owning that company’s shares.

Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
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THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING  POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.- registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
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Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be  in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized  to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
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The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti- takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion,  the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison  pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The  Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase  authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal
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conduct, or have failed to adequately address current or emergent risks that threaten shareholder  value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to vote a proxy, or may chose not to vote  a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if  the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including  but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the
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custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will
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make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy
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Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third- party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N- PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process,
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the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on  material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable  steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:
a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least  five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the
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Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund  involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

As of January 4, 2016
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TEMPLETON INVESTMENT COUNSEL, LLC

PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*

RESPONSIBILITY OF THE INVESTMENT MANAGER TO VOTE PROXIES

Templeton Investment Counsel, LLC (hereinafter the “Investment Manager”) has delegated its administrative duties with respect to voting proxies for securities to the Proxy Group within Franklin Templeton Companies, LLC (the “Proxy Group”), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including, but not limited to, legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by the Investment Manager) that has either delegated proxy voting administrative responsibility to the Investment Manager or has asked for information and/or recommendations on the issues to be voted.

The Proxy Group will process proxy votes on behalf of, and the Investment Manager votes proxies solely in the best interests of, separate account clients, the Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. (“FTIS S.à.r.l.”) as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to  the Employee Retirement Income Security Act of 1974, as amended, are involved (“ERISA accounts”), in the best interests of the plan participants and beneficiaries (collectively, “Advisory Clients”), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about the Investment Manager’s views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of the Investment Manager.

The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the “Affiliated Subadviser”) with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager’s Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).

*  Rule 38a-1 under the Investment Company Act of 1940 (“1940 Act”) and Rule 206(4)-7 under the Investment Advisers Act of 1940 (“Advisers Act”) (together the “Compliance Rule”) require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws (“Compliance Rule Policies and Procedures”).

HOW THE INVESTMENT MANAGER VOTES PROXIES

Fiduciary Considerations

All proxies received by the Proxy Group will be voted based upon the Investment Manager’s instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. (“ISS”), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS’s Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC (“Glass Lewis”), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services (“Egan-Jones”), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a “Proxy Service”) are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager’s ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.

Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. The Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:

1.	The issuer is a client[1] of the Investment Manager or its affiliates;

2.	The issuer is a vendor whose products or services are material or significant to the business of the Investment Manager or its affiliates;[2]

3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by the Investment Manager or its affiliates (e.g., a broker, dealer or bank);[3]

1  For purposes of this section, a “client” does not include underlying investors in a collective investment trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by the Investment Manager or its affiliates will be considered a “client.”
2  The top 50 vendors will be considered to present a potential conflict of interest.
3  The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
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4.	The issuer is a significant executing broker dealer; [4]

5.	An Access Person[5] of the Investment Manager or its affiliates also serves as a director or officer of the issuer;

6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member[6] of such director or trustee, also serves as an officer or director of the issuer; or

7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.

Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer’s management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.

Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer, and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.

In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may vote consistent with the voting recommendation  of a Proxy Service or send the proxy directly to the relevant Advisory Clients with the Investment Manager’s recommendation regarding the vote for approval.

Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.

The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting date. The Investment Manager may consider various factors in deciding whether to vote such proxies, including

4  The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
5  “Access Person” shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
6  The term “immediate family member” means a person’s spouse; child residing in the person’s household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
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the Investment Manager’s long-term view of the issuer’s securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled “Proxy Procedures.”

Where a material conflict of interest has been identified, but the items on which the Investment Manager’s vote recommendations differ from a Proxy Service relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) “Other Business” without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.

To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton U.S. registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, (“1940 Act”), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order thereunder; (2) when a Franklin Templeton U.S. registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder (“cash sweep arrangement”); or (3) when required pursuant to the fund’s governing documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund’s shares.

In addition, with respect to an open-ended collective investment scheme formed as a Société d’investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the “Acquirer”) has invested in another sub-fund of the SICAV (the “Target”), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.

Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company’s management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company’s management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company’s management in any situation where it determines that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Engagement with Issuers
The Investment Manager believes that engagement with issuers is important to good corporate governance and to assist in making proxy voting decisions. The Investment Manager may engage with issuers to discuss specific ballot items to be voted on in advance of an annual or special meeting to obtain further information or clarification on the proposals. The Investment Manager may also engage with management on a range of environmental, social or corporate governance issues throughout the year.
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THE PROXY GROUP

The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager’s managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager’s research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.

In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from the Investment Manager’s research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.

GENERAL PROXY VOTING GUIDELINES

The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.

THE INVESTMENT MANAGER’S PROXY VOTING  POLICIES AND PRINCIPLES

The Investment Manager’s proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager’s organization, including portfolio management, legal counsel, and the Investment Manager’s officers. The Board of Directors of Franklin Templeton’s U.S.-registered investment companies will approve the proxy voting policies and procedures annually.

The following guidelines reflect what the Investment Manager believes to be good corporate governance and behavior:
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Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company’s corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.

In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management’s track record, the company’s financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.

Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.

Management & Director Compensation: A company’s equity-based compensation plan should be  in alignment with the shareholders’ long-term interests. The Investment Manager believes that executive compensation should be directly linked to the performance of the company. The Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. The Investment Manager reviews the ISS quantitative model utilized  to assess such plans and/or the Glass Lewis evaluation of the plan. The Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the Investment Manager will generally oppose “golden parachutes” that are considered excessive. The Investment Manager will normally support proposals that require that a percentage of directors’ compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
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The Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders’ interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company’s remuneration practices.

Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti- takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion,  the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients’ interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans (“poison  pills”) to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights’ plans on a case-by-case basis to determine whether or not they warrant support. The  Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The Investment Manager usually supports “fair price” provisions and confidential voting. The Investment Manager will review a company’s proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.

Changes to Capital Structure: The Investment Manager realizes that a company’s financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase  authorized shares and the purpose for the increase. The Investment Manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.

Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Environmental and Social Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton’s “Responsible Investment Principles and Policies” describes the Investment Manager’s approach to consideration of environmental, social and governance issues within the Investment Manager’s processes and ownership practices.

In the Investment Manager’s experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, the Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal
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conduct, or have failed to adequately address current or emergent risks that threaten shareholder  value, the Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. The Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if the Investment Manager believes that there is evidence of inadequate oversight by the company’s board, if the company’s current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company’s peers.

Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.

Proxy Access: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.

Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager’s proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country’s laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager’s analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.

PROXY PROCEDURES

The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators (“CSA”) rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to vote a proxy, or may chose not to vote  a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if  the Investment Manager votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including  but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the
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custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.

In some foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager’s votes are not received, or properly tabulated, by an issuer or the issuer’s agent.

The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.

There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.

The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if “Other Business” is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a “withhold” vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.

If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.

The following describes the standard procedures that are to be followed with respect to carrying out the Investment Manager’s proxy policy:

1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client’s shares, the Investment Manager will
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make a best-efforts attempt to vote per the Advisory Client’s instructions.

2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.

3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from a Proxy Service, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.

4.	In determining how to vote, the Investment Manager’s analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.

5.	The Proxy Group is responsible for maintaining the documentation that supports the Investment Manager’s voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken. Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer’s management.

6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.

7.	The Proxy Group will make every effort to submit the Investment Manager’s vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.

8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis; the Proxy Group does not have authority to file Powers of Attorney on behalf of other Advisory Clients. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.

9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group’s files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy
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Group will provide reports for any timeframe requested by an Advisory Client.

10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify the Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by the Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that the Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.

11.	The Proxy Group participates in Franklin Templeton Investment’s Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third- party proxy voting service provider.

12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary U.S. registered investment companies, disclose that each fund’s proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund’s Form N-PX as soon as is reasonably practicable after filing Form N- PX with the SEC.

13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary U.S. registered investment companies is made in such clients’ disclosure documents.

14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.

15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.

16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.

17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process,
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the Investment Manager assesses the adequacy and quality of each Proxy Service’s staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on  material accurate information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable  steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service’s policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.

18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.

19.	At least annually, the Proxy Group will verify that:

a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.

The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager’s written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least  five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review the Investment Manager’s proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the
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Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such U.S. registered investment company voting records with the SEC.

PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES

From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund  involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled “Proxy Procedures.”

The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.

As of January 4, 2016
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T. ROWE PRICE ASSOCIATES, INC.
T. ROWE PRICE INTERNATIONAL LTD
T. ROWE PRICE (CANADA), INC
T. ROWE PRICE HONG KONG LIMITED
T. ROWE PRICE SINGAPORE PRIVATE LTD.

PROXY VOTING POLICIES AND PROCEDURES

RESPONSIBILITY TO VOTE PROXIES

T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, “T. Rowe Price”) recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company’s directors and on matters affecting certain important aspects of the company’s structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser (“Price Funds”) and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.

T. Rowe Price has adopted these Proxy Voting Policies and Procedures (“Policies and Procedures”) for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.

Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.

 Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its

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management. We recognize that a company’s management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company’s board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management’s with respect to the company’s day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company’s disclosures, its board’s recommendations, a company’s track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals’ views, in making voting decisions.

ADMINISTRATION OF POLICIES AND PROCEDURES

Proxy Committee. T. Rowe Price’s Proxy Committee (“Proxy Committee”) is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this responsibility is held by the Chairperson of the Price Fund’s Investment Advisory Committee or counsel client’s portfolio manager.

Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.

Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.

Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.

HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED

In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price’s issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts.

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From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.

Meeting Notification

T. Rowe Price utilizes ISS’s voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS’s web-based application.

Vote Determination

Each day, ISS delivers into T. Rowe Price’s proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.

Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.

T. Rowe Price Voting Policies

Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:

Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside of the U.S., we expect companies to adhere to the

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minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors’ accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards’ accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

            Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price’s goal is to assure that a company’s equity-based compensation plan is aligned with shareholders’ long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives’ and shareholders’ incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company’s peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company’s executive compensation practices (“Say-on-Pay” proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company’s “Say-on-Pay” vote in consecutive years.

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Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders’ current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages (“Say on Golden Parachute” proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives’ incentives with shareholders’ interests.

Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS’s proxy research and company reports. T. Rowe Price generally votes with a company’s management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company’s business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company’s businesses.

Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company’s domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS’s general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.

Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price’s policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).

Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.

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Shareblocking – Shareblocking is the practice in certain foreign countries of “freezing” shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price’s policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.

Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price’s policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.

Monitoring and Resolving Conflicts of Interest

The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price’s voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager’s voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company’s securities) could have influenced an inconsistent vote on that company’s proxy.

Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price’s Code of Ethics and Conduct requires all employees to avoid placing themselves in a “compromising position” in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular

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proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund  in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).

REPORTING, RECORD RETENTION AND OVERSIGHT

The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price’s proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price’s proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm’s staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.

Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.

T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company’s management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC’s EDGAR database).

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Proxy Policy	Policy H-12

Proxy Voting Policy

When Victory Capital Management Inc. (“Victory”) client accounts hold stock and Victory has an obligation to vote proxies for the stock, the voting authority will be exercised in accordance with:

•	the direction and guidance, if any, provided by the document establishing the account relationship
•	principles of fiduciary law and Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. Both require Victory to act in the best interests of the account. In voting such stock, Victory will exercise the care, skill, prudence and diligence a prudent person would use, considering the aims, objectives, and guidance provided by the documents governing the account.
•	the guidelines listed in this policy, including the ISS Taft Hartley guidelines in Appendix A and the Victory public company guidelines in Appendix B.

Victory votes client securities in the best interests of the client.  In general, this entails voting client proxies with the objective of increasing the long-term economic value of client assets.  In determining the best interests of the account, Victory considers, among other things, the effect of the proposal on the underlying value of the securities (including the effect on marketability of the securities and the effect of the proposal on future prospects of the issuer), the composition and effectiveness of the issuer’s board of directors, the issuer’s corporate governance practices, and the quality of communications from the issuer to its shareholders.

Where Victory has an obligation to vote client proxies:

•	reasonable efforts will be made to monitor and keep abreast of corporate actions
•	all stock, whether by proxy or in person, will be voted, provided there is sufficient time and information available
•	a written record of such voting will be maintained by Victory
•	Non-routine proposals not covered by the guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate Victory analyst(s) or portfolio manager(s).
•	Victory’s Proxy and Corporate Activities Committee (the “Proxy Committee”) will supervise the voting of client securities. In all cases, the ultimate voting decision and responsibility rests with the members of the Proxy Committee.

Statement of Corporate Governance
The voting rights associated with stock ownership are as valuable as any other financial assets.  As such, they must be managed in the same manner.  Victory has established voting guidelines that seek to protect these rights while attempting to maximize the value of the underlying securities.

Proxy Voting Procedure
The Proxy Committee determines how proxies will be voted. Decisions are based exclusively with the best interest of the client in mind.

Voting may be executed through administrative screening per established guidelines with oversight by the Proxy Committee or upon vote by a quorum of the Proxy Committee.

Victory’s portfolio managers opinions concerning the management and prospects of the issuer may be taken into account in determining whether a vote for or against a proposal is in the client’s best interests. Insufficient information, onerous requests or vague, ambiguous wording may indicate that a vote against a proposal is appropriate, even when the general principal appears to be reasonable.

Proxy Policy	Policy H-12

The Proxy Committee is comprised of Victory employees who represent vital areas within the company and can provide a range of knowledge which enhances the committees decision making capabilities.  Quorum exists when three voting committee members are either in attendance or participate remotely via video or teleconference.  Approval is based on a majority of votes cast.

Victory has engaged ISS (Institutional Shareholder Services) to perform the administrative tasks of receiving proxies, proxy statements, and voting proxies in accordance with the Victory Proxy Policy. In no circumstances shall ISS have the authority to vote proxies except in accordance with standing or specific instructions given to it by Victory.

Voting Guidelines
The following guidelines are intended to assist in voting proxies and are not to be considered rigid rules.  The Proxy Committee is directed to apply these guidelines as appropriate.  On occasion, however, a contrary vote may be warranted when such action is in the best interests of the account or if it is required under the documents governing the account.

The committee may also take into account independent third party, general industry guidance or other governance board review sources when making decisions. The committee may additionally seek guidance from other internal sources with special expertise on a given topic, where appropriate.

All Proxy Committee voting decisions will be documented.

The following is a discussion of selected proxy proposals which are considered periodically at annual meetings. Victory’s general position with regard to such proposals is also included.

Routine/Miscellaneous Proposals

Adjourn Meeting
Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.

Soliciting Votes for Merger or Transaction
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes “other business.”

Amend Quorum Requirements
Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

Amend Minor Bylaws
Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

Change Company Name
Vote FOR proposals to change the corporate name.

Change Date, Time, or Location of Annual Meeting
Vote FOR management proposals to change the date, time, and/or location of the annual meeting unless the proposed change is unreasonable. Vote AGAINST shareholder proposals to change the date, time, and/or location of the annual meeting unless the current scheduling or location is unreasonable.

Other Business
Vote AGAINST proposals to approve other business when it appears as voting item.

Proxy Policy	Policy H-12

Audit-Related

Auditor Indemnification and Limitation of Liability
Consider the issue of auditor indemnification and limitation of liability CASE-BY-CASE. Factors to be assessed include, but are not limited to:
•	The terms of the auditor agreement, the degree to which these agreements impact shareholders’ rights;
•	Motivation and rationale for establishing the agreements;
•	Quality of disclosure; and
•	Historical practices in the audit area.

WTHHOLD or vote AGAINST members of an audit committee in situations where there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Auditor Ratification
Victory expects a company to have completed its due diligence on the auditors; therefore, selection is approved. However, in cases where auditors have failed to render accurate financial statements, votes are withheld. A favorable position is given to auditors who receive more compensation from their audit engagement than other services with the company.

Vote FOR the ratification of auditors.
However, vote AGAINST in cases where auditors have failed to render accurate financial statements or where non-audit fees exceed audit fees.

Non-audit fees are excessive if:
•	Non-audit (“other”) fees >audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to “Other” fees. If the breakout of tax fees cannot be determined, add all tax fees to “Other” fees.

In circumstances where “Other” fees include fees related to significant one-time capital structure events: initial public offerings, bankruptcy emergence, and spin-offs; and the company makes public disclosure of the amount and nature of those fees which are an exception to the standard “non-audit fee” category, then such fees may be excluded from the non-audit fees considered in determining the ratio of non-audit to audit/audit-related fees/tax compliance and preparation for purposes of determining whether non-audit fees are excessive.

Receiving and/or Approving Financial Reports
(This is a non-US issue)
Vote FOR approval of financial statements and director and auditor reports, unless:
•	There are concerns about the accounts presented or audit procedures used; or
•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed

Shareholder Proposals Limiting Non-Audit Services
Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Shareholder Proposals on Audit Firm Rotation
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:
•	The tenure of the audit firm;
•	The length of rotation specified in the proposal;
•	Any significant audit-related issues at the company;
•	The number of Audit Committee meetings held each year;

Proxy Policy	Policy H-12

•	The number of financial experts serving on the committee; and
•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

Board of Directors

Voting on Director Nominees in Uncontested Elections
Votes on director nominees should be determined CASE-BY-CASE.

Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors:
•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;
•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company’s ownership structure;
•	The company’s existing governance provisions;
•	The timing of the board’s amendment to the bylaws/charter in connection with a significant business development; and,
•	Other factors, as deemed appropriate, that may be relevant to determine the impact of the amendment on shareholders.
•	Unless the adverse amendment is reversed or submitted to a binding shareholder vote, in subsequent years vote case-by-case on director nominees. Generally vote against (except new nominees, who should be considered case-by-case) if the directors:
•	Classified the board;
•	Adopted supermajority vote requirements to amend the bylaws or charter; or
•	Eliminated shareholders’ ability to amend bylaws.

For newly public companies, generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if, prior to or in connection with the company’s public offering, the company or its board adopts bylaw or charter provisions adverse to shareholders’ rights, considering the following factors:
•	The level of impairment of shareholders’ rights caused by the provision;
•	The company’s or the board’s rationale for adopting the provision;
•	The provision’s impact on the ability to change the governance structure in the future (e.g., limitations on shareholder right to amend the bylaws or charter, or supermajority vote requirements to amend the bylaws or charter);
•	The ability of shareholders to hold directors accountable through annual director elections, or whether the company has a classified board structure; and,
•	A public commitment to put the provision to a shareholder vote within three years of the date of the initial public offering.

Unless the adverse provision is reversed or submitted to a vote of public shareholders, vote case-by-case on director nominees in subsequent years.

Proxy Policy	Policy H-12

Board Accountability
VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered CASE-BY-CASE), for the following:

Problematic Takeover Defenses

Classified Board Structure
The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election -- any or all appropriate nominees (except new) may be held accountable;

Director Performance Evaluation
The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and operational metrics. Problematic provisions include but are not limited to:
•	A classified board structure;
•	A supermajority vote requirement;
•	Either a plurality vote standard in uncontested director elections or a majority vote standard with no plurality carve-out for contested elections;
•	The inability for shareholders to call special meetings;
•	The inability for shareholders to act by written consent;
•	A dual-class capital structure; and/or
•	A non-shareholder approved poison pill.

Poison Pills
The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote WITHHOLD/AGAINST every year until this feature is removed.

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009).

The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-BY-CASE on all nominees if:
The board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

1 In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

2 A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If Victory cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Proxy Policy	Policy H-12

•	The date of the pill‘s adoption relative to the date of the next meeting of shareholders i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;
•	The issuer‘s rationale;
•	The issuer’s governance structure and practices; and
•	The issuer’s track record of accountability to shareholders.

Problematic Audit-Related Practices
Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:
•       The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);
•       The company receives an adverse opinion on the company’s financial statements from its auditor; or
•       There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-BY-CASE on members of the Audit Committee and/or the full board if:
Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices
In the absence of an Advisory Vote on Executive Compensation ballot item or in egregious situations, vote AGAINST or WITHHOLD from the members of the Compensation Committee and potentially the full board if:
•       There is a significant misalignment between CEO pay and company performance (pay for performance);
•       The company maintains significant problematic pay practices;
•       The board exhibits a significant level of poor communication and responsiveness to shareholders;
•       The company fails to submit one-time transfers of stock options to a shareholder vote; or
•       The company fails to fulfill the terms of a burn rate commitment made to shareholders.

Vote CASE-BY-CASE on Compensation Committee members (or, in exceptional cases, the full board) and the Management Say-on-Pay proposal if:
The company’s previous say-on-pay proposal received the support of less than 70 percent of votes cast, taking into account:
•       The company’s response, including:
○       Disclosure of engagement efforts with major institutional investors regarding the issues that contributed to the low level of support;
○      Specific actions taken to address the issues that contributed to the low level of support;
○      Other recent compensation actions taken by the company;
•       Whether the issues raised are recurring or isolated;
•       The company’s ownership structure; and
•       Whether the support level was less than 50 percent, which would warrant the highest degree of responsiveness.

Unilateral Bylaw/Charter Amendments
Generally vote against or withhold from directors individually, committee members, or the entire board (except new nominees, who should be considered case-by-case) if the board amends the company’s bylaws or charter without shareholder approval in a manner that materially diminishes shareholders’ rights or that could adversely impact shareholders, considering the following factors, as applicable:
•	The board’s rationale for adopting the bylaw/charter amendment without shareholder ratification;
•	Disclosure by the company of any significant engagement with shareholders regarding the amendment;
•	The level of impairment of shareholders’ rights caused by the board’s unilateral amendment to the bylaws/charter;

Proxy Policy	Policy H-12

•	The board’s track record with regard to unilateral board action on bylaw/charter amendments or other entrenchment provisions;
•	The company’s ownership structure;
•	The company’s existing governance provisions;
•	Whether the amendment was made prior to or in connection with the company’s initial public offering;

Governance Failures
Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:
•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;
•	Failure to replace management as appropriate; or
•	Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness
Vote CASE-BY-CASE on individual directors, committee members, or the entire board of directors as appropriate if:
•	The board failed to act on a shareholder proposal that received the support of a majority of the shares cast in the previous year. Factors that will be considered are:
○	Disclosed outreach efforts by the board to shareholders in the wake of the vote;
○	Rationale provided in the proxy statement for the level of implementation;
○	The subject matter of the proposal;
○	The level of support for and opposition to the resolution in past meetings;
○	Actions taken by the board in response to the majority vote and its engagement with shareholders;
○	The continuation of the underlying issue as a voting item on the ballot (as either shareholder or management proposals); and
○	Other factors as appropriate;
•	The board failed to act on takeover offers where the majority of shares are tendered;
•	At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote;
•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received the majority of votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency; or
•	The board implements an advisory vote on executive compensation on a less frequent basis than the frequency that received a plurality, but not a majority, of the votes cast at the most recent shareholder meeting at which shareholders voted on the say-on-pay frequency, taking into account:
○	The board’s rationale for selecting a frequency that is different from the frequency that received a plurality;
○	The company’s ownership structure and vote results;
○	ISS’ analysis of whether there are compensation concerns or a history of problematic compensation practices; and
○	The previous year’s support level on the company’s say-on-pay proposal.

Director Independence
Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors) when:
•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;
•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;
•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or
•	The full board is less than majority independent.

Proxy Policy	Policy H-12

Director Competence

Attendance at Board and Committee Meetings
Generally vote AGAINST or WITHHOLD from directors (except new nominees, who should be considered CASE-BY-CASE) who attend less than 75 percent of the aggregate of their board and committee meetings for the period for which they served, unless an acceptable reason for absences is disclosed in the proxy or another SEC filing. Acceptable reasons for director absences are generally limited to the following:

•	Medical issues/illness;
•	Family emergencies; and
•	Missing only one meeting (when the total of all meetings is three or fewer).

If the proxy disclosure is unclear and insufficient to determine whether a director attended at least 75 percent of the aggregate of his/her board and committee meetings during his/her period of service, vote AGAINST or WITHHOLD from the director(s) in question.

Overboarded Directors
Vote AGAINST or WITHHOLD from individual directors who:
•	Sit on more than six public company boards; or
•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own- WITHHOLD their outside boards.

Categorization of Directors

Inside Director (I)
•	Current employee or current officer[i] of the company or one of its affiliatesii.
•	Beneficial owner of more than 50 percent of the company’s voting power (this may be aggregated if voting power is distributed among more than one member of a group).
•	Director named in the Summary Compensation Table (excluding former interim officers).

Affiliated Outside Director (AO)
•	Board attestation that an outside director is not independent.
•	Former CEO of the companyiii,iv.
•	Former CEO of an acquired company within the past five yearsiv.
•	Former interim officer if the service was longer than 18 months. If the service was between 12 and 18 months an assessment of the interim officer’s employment agreement will be made[v].
•	Former officer[i] of the company, an affiliateii or an acquired firm within the past five years.
•	Officer[i] of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years.
•	Officer[i], former officer, or general or limited partner of a joint venture or partnership with the company.
•	Immediate family membervi of a current or former officer[i] of the company or its affiliatesii within the last five years.
•	Immediate family membervi of a current employee of company or its affiliatesii where additional factors raise concern (which may include, but are not limited to, the following: a director related to numerous employees; the company or its affiliates employ relatives of numerous board members; or a non-Section 16 officer in a key strategic role).
•	Currently provides (or an immediate family membervi provides) professional servicesvii to the company, to an affiliateii of the company or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
•	Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an employee of, an organization which provides professional servicesvii to the company, to an affiliateii of the company, or an individual officer of the company or one of its affiliates in excess of $10,000 per year.
•	Has (or an immediate family membervi has) any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).

Proxy Policy	Policy H-12

•	Is (or an immediate family membervi is) a partner in, or a controlling shareholder or an executive officer of, an organization which has any material transactional relationshipviii with the company or its affiliatesii (excluding investments in the company through a private placement).
•	Is (or an immediate family membervi is) a trustee, director, or employee of a charitable or non-profit organization that receives material grants or endowmentsviii from the company or its affiliatesii.
•	Party to a voting agreementix to vote in line with management on proposals being brought to shareholder vote.
•	Has (or an immediate family membervi has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation Committee[x].
•	Founderxi of the company but not currently an employee.
•	Any materialxii relationship with the company.

Independent Outside Director (IO)
No materialxii connection to the company other than a board seat.

Footnotes:
i The definition of officer will generally follow that of a “Section 16 officer” (officers subject to Section 16 of the Securities and Exchange Act of 1934) and includes the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division, or policy function). Current interim officers are included in this category. For private companies, the equivalent positions are applicable. A non-employee director serving as an officer due to statutory requirements (e.g. corporate secretary) will be classified as an Affiliated Outsider under 2.18: “Any material relationship with the company.” However, if the company provides explicit disclosure that the director is not receiving additional compensation in excess of $10,000 per year for serving in that capacity, then the director will be classified as an Independent Outsider.
ii “Affiliate” includes a subsidiary, sibling company, or parent company. Victory uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.
iii Includes any former CEO of the company prior to the company’s initial public offering (IPO).
iv When there is a former CEO of a special purpose acquisition company (SPAC) serving on the board of an acquired company, Victory will generally classify such directors as independent unless determined otherwise taking into account the following factors: the applicable listing standards determination of such director’s independence; any operating ties to the firm; and the existence of any other conflicting relationships or related party transactions.
v Victory will look at the terms of the interim officer’s employment contract to determine if it contains severance pay, long-term health and pension benefits, or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. Victory will also consider if a formal search process was under way for a full-time officer at the time.
vi “Immediate family member” follows the SEC’s definition of such and covers spouses, parents, children, step-parents, step-children, siblings, in-laws, and any person (other than a tenant or employee) sharing the household of any director, nominee for director, executive officer, or significant shareholder of the company.
vii Professional services can be characterized as advisory in nature, generally involve access to sensitive company information or to strategic decision-making, and typically have a commission- or fee-based payment structure. Professional services generally include, but are not limited to the following: investment banking/financial advisory services; commercial banking (beyond deposit services); investment services; insurance services; accounting/audit services; consulting services; marketing services; legal services; property management services; realtor services; lobbying services; executive search services; and IT consulting services. The following would generally be considered transactional relationships and not professional services: deposit services; IT tech support services; educational services; and construction services. The case of participation in a banking syndicate by a non-lead bank should be considered a transactional (and hence subject to the associated materiality test) rather than a professional relationship. “Of Counsel” relationships are only considered immaterial if the individual does not receive any form of compensation (in excess of $10,000 per year) from, or is a retired partner of, the firm providing the professional service. The case of a company providing a professional service to one of its directors or to an entity with which one of its directors is affiliated, will be considered a transactional rather than a professional relationship. Insurance services and marketing services are assumed to be professional services unless the company explains why such services are not advisory.
viii A material transactional relationship, including grants to non-profit organizations, exists if the company makes annual payments to, or receives annual payments from, another entity exceeding the greater of $200,000 or 5 percent of the recipient’s gross revenues, in the case of a company which follows NASDAQ listing standards; or the greater of $1,000,000 or 2 percent of the recipient’s gross revenues, in the case of a company which follows NYSE/Amex listing standards. In the case of a company which follows neither of the preceding standards, Victory will apply the NASDAQ-based materiality test. (The recipient is the party receiving the financial proceeds from the transaction).
ix Dissident directors who are parties to a voting agreement pursuant to a settlement arrangement, will generally be classified as independent unless determined otherwise taking into account the following factors: the terms of the agreement; the duration of the standstill provision in the agreement; the limitations and requirements of actions that are agreed upon; if the dissident director nominee(s) is subject to the standstill; and if there any conflicting relationships or related party transactions.
x Interlocks include: executive officers serving as directors on each other’s compensation or similar committees (or, in the absence of such a committee, on the board); or executive officers sitting on each other’s boards and at least one serves on the other’s compensation or similar committees (or, in the absence of such a committee, on the board).

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xi The operating involvement of the founder with the company will be considered. Little to no operating involvement ever may cause Victory to deem the founder as an independent outsider.
xii For purposes of Victory’s director independence classification, “material” will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one’s objectivity in the boardroom in a manner that would have a meaningful impact on an individual’s ability to satisfy requisite fiduciary standards on behalf of shareholders.

Other Board-Related Proposals

Age/Term Limits
Vote AGAINST management and shareholder proposals to limit the tenure of outside directors through mandatory retirement ages.

Vote AGAINST management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

Board Size
Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

Classification/Declassification of the Board
Vote AGAINST proposals to classify (stagger) the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CEO Succession Planning
Generally vote FOR proposals seeking disclosure on a CEO succession planning policy, considering at a minimum, the following factors:
•	The reasonableness/scope of the request; and
•	The company’s existing disclosure on its current CEO succession planning process.

Cumulative Voting
Generally vote FOR proposals to eliminate cumulative voting.

Generally vote AGAINST shareholder proposals to restore or provide for cumulative voting.

Director and Officer Indemnification and Liability Protection
Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals that would:
•	Eliminate entirely directors’ and officers’ liability for monetary damages for violating the duty of care.
•	Expand coverage beyond just legal expenses to liability for acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.
•	Expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for, at the discretion of the company’s board (i.e., “permissive indemnification”), but that previously the company was not required to indemnify.

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Vote FOR only those proposals providing such expanded coverage in cases when a director’s or officer’s legal defense was unsuccessful if both of the following apply:
•	If the director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and
•	If only the director’s legal expenses would be covered.

Establish/Amend Nominee Qualifications
Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on the reasonableness of the criteria and to what degree they may preclude dissident nominees from joining the board.

Vote CASE-BY-CASE on shareholder resolutions seeking a director nominee candidate who possesses a particular subject matter expertise, considering:
•	The company’s board committee structure, existing subject matter expertise, and board nomination provisions relative to that of its peers;
•	The company’s existing board and management oversight mechanisms regarding the issue for which board oversight is sought;
•	The company disclosure and performance relating to the issue for which board oversight is sought and any significant related controversies; and
•	The scope and structure of the proposal.

Establish other Board Committee Proposals
Generally vote AGAINST shareholder proposals to establish a new board committee.

Filling Vacancies/Removal of Directors
Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders’ ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

Independent Chair (Separate Chair/CEO)
Generally vote for shareholder proposals requiring that the chairman’s position be filled by an independent director, taking into consideration the following:
•	The scope of the proposal;
•	The company’s current board leadership structure;
•	The company’s governance structure and practices;
•	Company performance; and
•	Any other relevant factors that may be applicable.

Regarding the scope of the proposal, consider whether the proposal is precatory or binding and whether the proposal is seeking an immediate change in the chairman role or the policy can be implemented at the next CEO transition.

Under the review of the company’s board leadership structure, Victory may support the proposal under the following scenarios absent a compelling rationale:  the presence of an executive or non-independent chair in addition to the CEO; a recent recombination of the role of CEO and chair; and/or departure from a structure with an independent chair. ISS will also consider any recent transitions in board leadership and the effect such transitions may have on independent board leadership as well as the designation of a lead director role.

When considering the governance structure, Victory will consider the overall independence of the board, the independence of key committees, the establishment of governance guidelines, board tenure and its relationship to CEO

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tenure, and any other factors that may be relevant. Any concerns about a company’s governance structure will weigh in favor of support for the proposal.

The review of the company’s governance practices may include, but is not limited to poor compensation practices, material failures of governance and risk oversight, related-party transactions or other issues putting director independence at risk, corporate or management scandals, and actions by management or the board with potential or realized negative impact on shareholders. Any such practices may suggest a need for more independent oversight at the company thus warranting support of the proposal.

Victory’s performance assessment will generally consider one-, three, and five-year total shareholder return compared to the company’s peers and the market as a whole. While poor performance will weigh in favor of the adoption of an independent chair policy, strong performance over the long term will be considered a mitigating factor when determining whether the proposed leadership change warrants support.

Majority of Independent Directors/Establishment of Independent Committees
Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by Victory’s definition of independent outsider. (See Categorization of Directors.)

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

Majority Vote Standard for the Election of Directors
Vote AGAINST if the company already has a Resignation Policy in place, otherwise vote with stated policy;

Generally vote FOR management proposals to adopt a majority of votes cast standard for directors in uncontested elections. Vote AGAINST if no carve-out for plurality in contested elections is included.

Generally vote FOR precatory and binding shareholder resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.

Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Proxy Access (Open Access)
Vote CASE-BY-CASE on shareholder proposals asking for open or proxy access, taking into account:
•	The ownership threshold proposed in the resolution;
•	The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

Require More Nominees than Open Seats
Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.

Shareholder Engagement Policy (Shareholder Advisory Committee)
Generally vote FOR shareholders proposals requesting that the board establish an internal mechanism/process, which may include a committee, in order to improve communications between directors and shareholders, unless the company has the following features, as appropriate:
•	Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;
•	Effectively disclosed information with respect to this structure to its shareholders;
•	Company has not ignored majority-supported shareholder proposals or a majority withhold vote on a director nominee; and

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•	The company has an independent chairman or a lead director, according to Victory’s definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

Proxy Contests- Voting for Director Nominees in Contested Elections
Internally reviewed on a CASE-BY-CASE basis considering the following factors:

•	Long-term financial performance of the target company relative to its industry;
•	Management’s track record;
•	Background to the contested election;
•	Nominee qualifications and any compensatory arrangements;
•	Strategic plan of dissident slate and quality of critique against management;
•	Likelihood that the proposed goals and objectives can be achieved (both slates); and
•	Stock ownership positions.

In the case of candidates nominated pursuant to proxy access, vote case-by-case considering any applicable factors listed above or additional factors which may be relevant, including those that are specific to the company, to the nominee(s) and/or to the nature of the election (such as whether or not there are more candidates than board seats).

Vote No Campaigns
In cases where companies are targeted in connection with public “vote no” campaigns, evaluate director nominees under the existing governance policies for voting on director nominees in uncontested elections. Take into consideration the arguments submitted by shareholders and other publicly available information.

Takeover Defenses and Related Actions
Anti-takeover statutes generally increase management’s potential for insulating itself and warding off hostile takeovers that may be beneficial to shareholders. While it may be true that some boards use such devices to obtain higher bids and to enhance shareholder value, it is more likely that such provisions are used to entrench management.

Advance Notice Requirements for Shareholder Proposals/Nominations
Vote CASE-BY-CASE on advance notice proposals, giving support to those proposals which allow shareholders to submit proposals/nominations as close to the meeting date as reasonably possible and within the broadest window possible, recognizing the need to allow sufficient notice for company, regulatory and shareholder review.

To be reasonable, the company’s deadline for shareholder notice of a proposal/ nominations must not be more than 60 days prior to the meeting, with a submittal window of at least 30 days prior to the deadline. The submittal window is the period under which a shareholder must file his proposal/nominations prior to the deadline.

In general, support additional efforts by companies to ensure full disclosure in regard to a proponent’s economic and voting position in the company so long as the informational requirements are reasonable and aimed at providing shareholders with the necessary information to review such proposals.

Amend Bylaws without Shareholder Consent
Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.

Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

Confidential Voting
Victory Capital will evaluate shareholder proposals requesting confidential running vote tally proposals on a case-by-case basis taking into account the following factors:
•	Whether the policy allows the company to monitor the number of votes cast for purposes of achieving a quorum or to conduct solicitations for other proper purposes; and

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•	Whether the enhanced confidential voting requirement applies to contested elections of directors or to contested proxy solicitations, which would put the company at a disadvantage relative to dissidents.

Vote FOR management proposals to adopt confidential voting.

Control Share Acquisition Provisions
Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

Control Share Cash-Out Provisions
Control share cash-out statutes give dissident shareholders the right to “cash-out” of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

Disgorgement Provisions
Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company’s stock to disgorge, or pay back, to the company any profits realized from the sale of that company’s stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor’s gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

Equal Access Proposals
Vote FOR proposals seeking equal access to proxies.

Fair Price Provisions
Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

Freeze-Out Provisions
Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

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Greenmail
Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

Litigation Rights
Bylaw provisions impacting shareholders’ ability to bring suit against the company may include exclusive venue provisions, which provide that the state of incorporation shall be the sole venue for certain types of litigation, and fee-shifting provisions that require a shareholder who sues a company unsuccessfully to pay all litigation expenses of the defendant corporation.

Vote case-by-case on bylaws which impact shareholders’ litigation rights, taking into account factors such as:

•	The company’s stated rationale for adopting such a provision;
•	Disclosure of past harm from shareholder lawsuits in which plaintiffs were unsuccessful or shareholder lawsuits outside the jurisdiction of incorporation;
•	The breadth of application of the bylaw, including the types of lawsuits to which it would apply and the definition of key terms; and
•	Governance features such as shareholders’ ability to repeal the provision at a later date (including the vote standard applied when shareholders attempt to amend the bylaws) and their ability to hold directors accountable through annual director elections and a majority vote standard in uncontested elections.

Generally vote against bylaws that mandate fee-shifting whenever plaintiffs are not completely successful on the merits (i.e., in cases where the plaintiffs are partially successful).

Net Operating Loss (NOL) Protective Amendments
Vote AGAINST proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the effective term of the protective amendment would exceed the shorter of three years and the exhaustion of the NOL.

Vote CASE-BY-CASE, considering the following factors, for management proposals to adopt an NOL protective amendment that would remain in effect for the shorter of three years (or less) and the exhaustion of the NOL:
•	The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing 5-percent holder);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);
•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

Poison Pills (Shareholder Rights Plans)

Shareholder Proposals to Put Pill to a Vote and/or Adopt a Pill Policy
Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

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•	Shareholders have approved the adoption of the plan; or

•	The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Management Proposals to Ratify a Poison Pill
Vote CASE-BY-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:
•	No lower than a 20% trigger, flip-in or flip-over;
•	A term of no more than three years;
•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;
•	Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Management Proposals to Ratify a Pill to Preserve Net Operating Losses (NOLs)
Vote AGAINST proposals to adopt a poison pill for the stated purpose of protecting a company’s net operating losses (“NOLs”) if the term of the pill would exceed the shorter of three years and the exhaustion of the NOL.
Vote CASE-BY-CASE on management proposals for poison pill ratification, considering the following factors, if the term of the pill would be the shorter of three years (or less) and the exhaustion of the NOL:
•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5 percent);
•	The value of the NOLs;
•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);
•	The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and
•	Any other factors that may be applicable.

Reimbursing Proxy Solicitation Expenses
Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:
•	The election of fewer than 50% of the directors to be elected is contested in the election;
•	One or more of the dissident’s candidates is elected;
•	Shareholders are not permitted to cumulate their votes for directors; and
•	The election occurred, and the expenses were incurred, after the adoption of this bylaw.

Reincorporation Proposals
Management or shareholder proposals to change a company’s state of incorporation should be evaluated CASE-BY-CASE, giving consideration to both financial and corporate governance concerns including the following:
•	Reasons for reincorporation;

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•	Comparison of company’s governance practices and provisions prior to and following the reincorporation; and
•	Comparison of corporation laws of original state and destination state.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

Shareholder Ability to Act by Written Consent
Generally vote AGAINST management and shareholder proposals to restrict or prohibit shareholders’ ability to act by written consent.

Generally vote FOR management and shareholder proposals that provide shareholders with the ability to act by written consent, taking into account the following factors:
•	Shareholders’ current right to act by written consent;
•	The consent threshold;
•	The inclusion of exclusionary or prohibitive language;
•	Investor ownership structure; and
•	Shareholder support of, and management’s response to, previous shareholder proposals.

Vote CASE-BY-CASE on shareholder proposals if, in addition to the considerations above, the company has the following governance and antitakeover provisions:
•	An unfettered right for shareholders to call special meetings at a 10 percent threshold;
•	A majority vote standard in uncontested director elections;
•	No non-shareholder-approved pill; and
•	An annually elected board.

Shareholder Ability to Call Special Meetings
Vote AGAINST proposals restricting or eliminating shareholders’ right to call special meetings.

Vote FOR proposals allowing shareholders to call special meetings unless the company currently provides the right to call special meetings at a threshold of 25 percent, upon which Victory votes AGAINST.

Stakeholder Provisions
Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

State Antitakeover Statutes
Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, and anti-greenmail provisions).

Supermajority Vote Requirements
Vote AGAINST proposals seeking to adopt supermajority vote requirements higher than 66.67 percent.

Vote FOR proposals seeking to reduce or eliminate supermajority vote requirements.

CAPITAL/RESTRUCTURING
The stewardship of a corporation’s capital structure involves a number of important issues, including dividend policy, taxes, types of assets, opportunities for growth, ability to finance new projects internally, and the cost of obtaining additional capital. For the most part, these decisions are best left to the board and senior management of the firm. However, while a company’s value depends more on its capital investment and operations than on how it is financed, many financing decisions have a significant impact on shareholders, particularly when they involve the issuance of additional common stock, preferred stock, or the assumption of additional debt. Additional equity financing, for example, may reduce an existing shareholder’s ownership interest and can dilute the value of his investment. Shareholders must also be alert to potential anti-takeover mechanisms, which are often embedded in management’s chosen financing vehicles.

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Capital

Adjustments to Par Value of Common Stock
Vote FOR management proposals to reduce the par value of common stock unless the action is being taken to facilitate an anti-takeover device or some other negative corporate governance action

Vote FOR management proposals to eliminate par value.

Common Stock Authorization
Vote FOR proposals to increase the number of authorized common shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class of common stock that has superior voting rights.

Vote AGAINST proposals to increase the number of authorized common shares if a vote for a reverse stock split on the same ballot is warranted despite the fact that the authorized shares would not be reduced proportionally.

Vote FOR increases in authorized common stock, unless the increase is being used to thwart a takeover, upon which Victory votes AGAINST.

Vote AGAINST proposals that seek to permanently revoke or remove preemptive rights from shareholders.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
○	The company’s use of authorized shares during the last three years

•	The Current Request:
○	Disclosure in the proxy statement of the specific purposes of the proposed increase;
○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request; and
○	The dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns.

Issue Stock for Use with Rights Plan
Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

Authority to Issue Additional Debt
(This is a non-US issue.)
Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Preemptive Rights
Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration:
•	The size of the company;

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•	The shareholder base; and
•	The liquidity of the stock.

Preferred Stock Authorization
Vote FOR proposals to increase the number of authorized preferred shares where the primary purpose of the increase is to issue shares in connection with a transaction on the same ballot that warrants support.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series of preferred stock that has superior voting rights.

Vote CASE-BY-CASE on all other proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:
•	Past Board Performance:
○	The company’s use of authorized preferred shares during the last three years;

•	The Current Request:
○	Disclosure in the proxy statement of the specific purposes for the proposed increase;
○	Disclosure in the proxy statement of specific and severe risks to shareholders of not approving the request;
○	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined by an allowable increase calculated by Victory (typically 100 percent of existing authorized shares) that reflects the company’s need for shares and total shareholder returns; and
○	Whether the shares requested are blank check preferred shares that can be used for antitakeover purposes.

Recapitalization Plans
Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:
•	More simplified capital structure;
•	Enhanced liquidity;
•	Fairness of conversion terms;
•	Impact on voting power and dividends;
•	Reasons for the reclassification;
•	Conflicts of interest; and
•	Other alternatives considered.

Reverse Stock Splits
Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote AGAINST proposals when there is not a proportionate reduction of authorized shares, unless:
•	A stock exchange has provided notice to the company of a potential delisting; or
•	The effective increase in authorized shares is equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Share Repurchase Programs
Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

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Stock Distributions: Splits and Dividends
Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares equal to or less than the allowable increase calculated in accordance with Victory’s Common Stock Authorization policy.

Tracking Stock
Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:
•	Adverse governance changes;
•	Excessive increases in authorized capital stock;
•	Unfair method of distribution;
•	Diminution of voting rights;
•	Adverse conversion features;
•	Negative impact on stock option plans; and
•	Alternatives such as spin-off.

Restructuring

Appraisal Rights
Vote FOR proposals to restore or provide shareholders with rights of appraisal.

Asset Purchases
Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
•	Purchase price;
•	Fairness opinion;
•	Financial and strategic benefits;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives for the business;
•	Non-completion risk.

Asset Sales
Vote CASE-BY-CASE on asset sales, considering the following factors:
•	Impact on the balance sheet/working capital;
•	Potential elimination of diseconomies;
•	Anticipated financial and operating benefits;
•	Anticipated use of funds;
•	Value received for the asset;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest.

Bundled Proposals
Vote CASE-BY-CASE on bundled or “conditional” proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders’ best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

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Conversion of Securities
Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
Vote CASE-BY- CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, after evaluating:
•	Dilution to existing shareholders’ positions;
•	Terms of the offer - discount/premium in purchase price to investor, including any fairness opinion; termination penalties; exit strategy;
•	Financial issues - company’s financial situation; degree of need for capital; use of proceeds; effect of the financing on the company’s cost of capital;
•	Management’s efforts to pursue other alternatives;
•	Control issues - change in management; change in control, guaranteed board and committee seats; standstill provisions; voting agreements; veto power over certain corporate actions; and
•	Conflict of interest - arm’s length transaction, managerial incentives.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

Formation of Holding Company
Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:
•	The reasons for the change;
•	Any financial or tax benefits;
•	Regulatory benefits;
•	Increases in capital structure; and
•	Changes to the articles of incorporation or bylaws of the company.

Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
•	Increases in common or preferred stock in excess of the allowable maximum (see discussion under “Capital”); or
•	Adverse changes in shareholder rights.

Going Private and Going Dark Transactions (LBOs and Minority Squeeze-outs)
Vote CASE-BY-CASE on going private transactions, taking into account the following:
•	Offer price/premium;
•	Fairness opinion;
•	How the deal was negotiated;
•	Conflicts of interest;
•	Other alternatives/offers considered; and
•	Non-completion risk.

Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
•	Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
•	Balanced interests of continuing vs. cashed-out shareholders, taking into account the following:

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○	Are all shareholders able to participate in the transaction?
○	Will there be a liquid market for remaining shareholders following the transaction?
○	Does the company have strong corporate governance?
○	Will insiders reap the gains of control following the proposed transaction?
○	Does the state of incorporation have laws requiring continued reporting that may benefit shareholders?

Joint Ventures
Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:
•	Percentage of assets/business contributed;
•	Percentage ownership;
•	Financial and strategic benefits;
•	Governance structure;
•	Conflicts of interest;
•	Other alternatives; and
•	Non-completion risk.

Liquidations
Vote CASE-BY-CASE on liquidations, taking into account the following:
•	Management’s efforts to pursue other alternatives;
•	Appraisal value of assets; and
•	The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

Mergers and Acquisitions
Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:
•	Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•	Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•	Negotiations and process - Were the terms of the transaction negotiated at arm’s-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation “wins” can also signify the deal makers’ competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•	Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger.

•	Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

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Private Placements/Warrants/Convertible Debentures
Vote CASE-BY-CASE on proposals regarding private placements, warrants, and convertible debentures taking into consideration:
•	Dilution to existing shareholders’ position: The amount and timing of shareholder ownership dilution should be weighed against the needs and proposed shareholder benefits of the capital infusion. Although newly issued common stock, absent preemptive rights, is typically dilutive to existing shareholders, share price appreciation is often the necessary event to trigger the exercise of “out of the money” warrants and convertible debt. In these instances from a value standpoint, the negative impact of dilution is mitigated by the increase in the company’s stock price that must occur to trigger the dilutive event.
•	Terms of the offer (discount/premium in purchase price to investor, including any fairness opinion, conversion features, termination penalties, exit strategy):
○	The terms of the offer should be weighed against the alternatives of the company and in light of company’s financial condition. Ideally, the conversion price for convertible debt and the exercise price for warrants should be at a premium to the then prevailing stock price at the time of private placement.
○	When evaluating the magnitude of a private placement discount or premium, consider factors that influence the discount or premium, such as, liquidity, due diligence costs, control and monitoring costs, capital scarcity, information asymmetry and anticipation of future performance.

•	Financial issues:
○	The company’s financial condition;
○	Degree of need for capital;
○	Use of proceeds;
○	Effect of the financing on the company’s cost of capital;
○	Current and proposed cash burn rate;
○	Going concern viability and the state of the capital and credit markets.

•	Management’s efforts to pursue alternatives and whether the company engaged in a process to evaluate alternatives: A fair, unconstrained process helps to ensure the best price for shareholders. Financing alternatives can include joint ventures, partnership, merger or sale of part or all of the company.
•	Control issues:
○	Change in management;
○	Change in control;
○	Guaranteed board and committee seats;
○	Standstill provisions;
○	Voting agreements;
○	Veto power over certain corporate actions; and
○	Minority versus majority ownership and corresponding minority discount or majority control premium
•	Conflicts of interest:
○	Conflicts of interest should be viewed from the perspective of the company and the investor.
○	Were the terms of the transaction negotiated at arm’s length? Are managerial incentives aligned with shareholder interests?
•	Market reaction:
○	The market’s response to the proposed deal. A negative market reaction is a cause for concern. Market reaction may be addressed by analyzing the one day impact on the unaffected stock price.

Vote FOR the private placement, or FOR the issuance of warrants and/or convertible debentures in a private placement, if it is expected that the company will file for bankruptcy if the transaction is not approved.

Reorganization/Restructuring Plan (Bankruptcy)
Vote CASE-BY-CASE on proposals to common shareholders on bankruptcy plans of reorganization, considering the following factors including, but not limited to:

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•	Estimated value and financial prospects of the reorganized company;
•	Percentage ownership of current shareholders in the reorganized company;
•	Whether shareholders are adequately represented in the reorganization process (particularly through the existence of an Official Equity Committee);
•	The cause(s) of the bankruptcy filing, and the extent to which the plan of reorganization addresses the cause(s);
•	Existence of a superior alternative to the plan of reorganization; and
•	Governance of the reorganized company.

Special Purpose Acquisition Corporations (SPACs)
Vote CASE-BY-CASE on SPAC mergers and acquisitions taking into account the following:
•	Valuation – Is the value being paid by the SPAC reasonable? SPACs generally lack an independent fairness opinion and the financials on the target may be limited. Compare the conversion price with the intrinsic value of the target company provided in the fairness opinion. Also, evaluate the proportionate value of the combined entity attributable to the SPAC IPO shareholders versus the pre-merger value of SPAC. Additionally, a private company discount may be applied to the target, if it is a private entity.

•	Market reaction – How has the market responded to the proposed deal? A negative market reaction may be a cause for concern. Market reaction may be addressed by analyzing the one-day impact on the unaffected stock price.

•	Deal timing – A main driver for most transactions is that the SPAC charter typically requires the deal to be complete within 18 to 24 months, or the SPAC is to be liquidated. Evaluate the valuation, market reaction, and potential conflicts of interest for deals that are announced close to the liquidation date.

•	Negotiations and process – What was the process undertaken to identify potential target companies within specified industry or location specified in charter? Consider the background of the sponsors.

•	Conflicts of interest – How are sponsors benefiting from the transaction compared to IPO shareholders? Potential conflicts could arise if a fairness opinion is issued by the insiders to qualify the deal rather than a third party or if management is encouraged to pay a higher price for the target because of an 80% rule (the charter requires that the fair market value of the target is at least equal to 80% of net assets of the SPAC). Also, there may be sense of urgency by the management team of the SPAC to close the deal since its charter typically requires a transaction to be completed within the 18-24 month timeframe.

•	Voting agreements – Are the sponsors entering into enter into any voting agreements/ tender offers with shareholders who are likely to vote AGAINST the proposed merger or exercise conversion rights?

•	Governance – What is the impact of having the SPAC CEO or founder on key committees following the proposed merger?

Spin-offs
Vote CASE-BY-CASE on spin-offs, considering:
•	Tax and regulatory advantages;
•	Planned use of the sale proceeds;
•	Valuation of spinoff;
•	Fairness opinion;
•	Benefits to the parent company;
•	Conflicts of interest;
•	Managerial incentives;
•	Corporate governance changes;
•	Changes in the capital structure.

Value Maximization Shareholder Proposals
Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by:

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•	Hiring a financial advisor to explore strategic alternatives;
•	Selling the company; or
•	Liquidating the company and distributing the proceeds to shareholders.

These proposals should be evaluated based on the following factors:
•	Prolonged poor performance with no turnaround in sight;
•	Signs of entrenched board and management (such as the adoption of takeover defenses);
•	Strategic plan in place for improving value;
•	Likelihood of receiving reasonable value in a sale or dissolution; and
•	The company actively exploring its strategic options, including retaining a financial advisor.

COMPENSATION

Executive Pay Evaluation
Executive pay remains a perennial hot button issue for shareholders, who want assurance that top management’s compensation is primarily performance-based, fair, and reasonable. Any evaluation of executive pay must recognize two underlying forces: an executive labor market, where executive pay packages result from negotiations in a war for talent, and an agency problem, where boards and shareholders try to align pay incentives with shareholder value creation.

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1.	Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;
2.	Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;
3.	Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);
4.	Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;
5.	Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers’ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)
Evaluate executive pay and practices, as well as certain aspects of outside director compensation CASE-BY-CASE.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or

AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);
•	The company maintains problematic pay practices;
•	The board exhibits poor communication and responsiveness to shareholders.

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•	Insufficient Executive Compensation Disclosure by Externally Managed Issuers (EMIs) to the list of practices that may result in an adverse recommendation on the advisory vote on executive compensation. This refers to an EMI’s failure to provide sufficient disclosure to enable shareholders to make a reasonable assessment of compensation arrangements for the EMI’s named executive officers.

Voting Alternatives
In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices-- dissatisfaction with compensation practices can be expressed by voting against MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on the ballot, then the negative vote will apply to members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal, then vote withhold or against compensation committee members (or, if the full board is deemed accountable, all directors). If the negative factors involve equity-based compensation, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
•	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;
•	Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and
•	Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Primary Evaluation Factors for Executive Pay

Pay for Performance
Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders’ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:
•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS – Global Industry Classification Group); and
•	Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment.  Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return.  Also consider the mix of performance-based compensation relative to total compensation.  In general, standard stock options or time-vested restricted stock are not considered to be performance-

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based.  If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program.  The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices
If the company maintains problematic pay practices, generally vote:
•	AGAINST management “say on pay” (MSOP) proposals;
•	AGAINST/WITHHOLD on compensation committee members (or in rare cases where the full board is deemed responsible, all directors including the CEO):
○	In egregious situations;
○	When no MSOP item is on the ballot; or
○	When the board has failed to respond to concerns raised in prior MSOP evaluations; and/or
•	AGAINST an equity incentive plan proposal if excessive non-performance-based equity awards are the major contributors to a pay-for-performance misalignment.

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;
•	Incentives that may motivate excessive risk-taking; and
•	Options Backdating.

Problematic Pay Practices related to Non-Performance-Based Compensation Elements
Pay elements that are not directly based on performance are generally evaluated CASE-BY-CASE considering the context of a company’s overall pay program and demonstrated pay-for-performance philosophy.  Please refer to ISS’ Compensation FAQ document for detail on specific pay practices that have been identified as potentially problematic and may lead to negative recommendations if they are deemed to be inappropriate or unjustified relative to executive pay best practices.   The list below highlights the problematic practices that carry significant weight in this overall consideration and may result in adverse vote recommendations:
•	Repricing or replacing of underwater stock options/SARS without prior shareholder approval (including cash buyouts and voluntary surrender of underwater options);
•	Excessive perquisites or tax gross-ups, including any gross-up related to a secular trust or restricted stock vesting;
•	New or extended agreements that provide for:
○	CIC payments exceeding 3 times base salary and average/target/most recent bonus;
○	CIC severance payments without involuntary job loss or substantial diminution of duties (“single” or “modified single” triggers);
○	CIC payments with excise tax gross-ups (including “modified” gross-ups).

Incentives that may Motivate Excessive Risk Taking
Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:
•	Multi-year guaranteed bonuses;
•	A single performance metric used for short- and long-term plans;
•	Lucrative severance packages;
•	High pay opportunities relative to industry peers;
•	Disproportionate supplemental pensions; or
•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Proxy Policy	Policy H-12

Options Backdating
Vote CASE-BY-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:
•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;
•	Duration of options backdating;
•	Size of restatement due to options backdating;
•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and
•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-BY-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness
Consider the following factors CASE-BY-CASE when evaluating ballot items related to executive pay:
•	Poor disclosure practices, including:
○	Unclear explanation of how the CEO is involved in the pay setting process;
○	Retrospective performance targets and methodology not discussed;
○	Methodology for benchmarking practices and/or peer group not disclosed and explained.
•	Board’s responsiveness to investor input and engagement on compensation issues, for example:
○	Failure to respond to majority-supported shareholder proposals on executive pay topics; or
○	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Frequency of Advisory Vote on Executive Compensation (“Say When on Pay”)
Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies’ executive pay programs.

Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
Vote CASE-BY-CASE on say on Golden Parachute proposals, including consideration of existing change-in-control arrangements maintained with named executive officers rather than focusing primarily on new or extended arrangements.
Features that may result in an AGAINST recommendation include one or more of the following, depending on the number, magnitude, and/or timing of issue(s):
•	Single- or modified-single-trigger cash severance;
•	Single-trigger acceleration of unvested equity awards;
•	Excessive cash severance (>3x base salary and bonus);
•	Excise tax gross-ups triggered and payable (as opposed to a provision to provide excise tax gross-ups);
•	Excessive golden parachute payments (on an absolute basis or as a percentage of transaction equity value); or
•	Recent amendments that incorporate any problematic features (such as those above) or recent actions (such as extraordinary equity grants) that may make packages so attractive as to influence merger agreements that may not be in the best interests of shareholders; or
•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Recent amendment(s) that incorporate problematic features will tend to carry more weight on the overall analysis. However, the presence of multiple legacy problematic features will also be closely scrutinized.

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In cases where the golden parachute vote is incorporated into a company’s advisory vote on compensation (management say-on-pay), Victory Capital will evaluate the say-on-pay proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.

Equity Based and Other Incentive Plans
Vote case-by-case on certain equity-based compensation plans3 depending on a combination of certain plan features and equity grant practices, where positive factors may counterbalance negative factors, and vice versa, as evaluated using an “equity plan scorecard” (EPSC) approach with three pillars:

Plan Cost

The total estimated cost of the company’s equity plans relative to industry/market cap peers, measured by the company’s estimated Shareholder Value Transfer (SVT) in relation to peers and considering both:
•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and
•	SVT based only on new shares requested plus shares remaining for future grants.

Plan Features:
•	Automatic single-triggered award vesting upon a change in control (CIC);
•	Discretionary vesting authority;
•	Liberal share recycling on various award types;
•	Lack of minimum vesting period for grants made under the plan.

Grant Practices:
•	The company’s three year burn rate relative to its industry/market cap peers;
•	Vesting requirements in most recent CEO equity grants (3-year look-back);
•	The estimated duration of the plan (based on the sum of shares remaining available and the new shares requested, divided by the average annual shares granted in the prior three years);
•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;
•	Whether the company maintains a claw-back policy;
•	Whether the company has established post exercise/vesting share-holding requirements.

Generally vote against the plan proposal if the combination of above factors indicates that the plan is not, overall, in shareholders’ interests, or if any of the following egregious factors apply:
•	Awards may vest in connection with a liberal change-of-control definition;
•	The plan would permit repricing or cash buyout of underwater options without shareholder approval (either by expressly permitting it – for NYSE and Nasdaq listed companies -- or by not prohibiting it when the company has a history of repricing – for non-listed companies);
•	The plan is a vehicle for problematic pay practices or a significant pay-for-performance disconnect under certain circumstances; or
•	Any other plan features are determined to have a significant negative impact on shareholder interests.

Cost of Equity Plans
Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

3 Proposals evaluated under the EPSC policy generally include those to approve or amend (1) stock option plans for employees and/or employees and directors, (2) restricted stock plans for employees and/or employees and directors, and (3) omnibus stock incentive plans for employees and/or employees and directors.

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The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders’ equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised (using two measures, in the case of plans subject to the Equity Plan Scorecard evaluation, as noted above). All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

Except for proposals subject to Equity Plan Scorecard evaluation, Shareholder Value Transfer is reasonable if it falls below a company-specific benchmark.   The benchmark is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard: GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers’ historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company’s benchmark.

Grant Practices
Three-Year Burn Rate
Burn rate benchmarks (utilized in Equity Plan Scorecard evaluations) are calculated as the greater of: (1) the mean (μ) plus one standard deviation (σ) of the company’s GICS group segmented by S&P 500, Russell 3000 index (less the S&P500) and non-Russell 3000 index; and (2) two percent of weighted common shares outstanding. In addition, year-over-year burn-rate benchmark changes will be limited to a maximum of two (2) percentage points plus or minus the prior year’s burn-rate benchmark.

Egregious Factors
Liberal Change in Control Definition
Generally vote against equity plans if the plan has a liberal definition of change in control and the equity awards could vest upon such liberal definition of change-in-control, even though an actual change in control may not occur. Examples of such a definition include, but are not limited to, announcement or commencement of a tender offer, provisions for acceleration upon a “potential” takeover, shareholder approval of a merger or other transactions, or similar language.

Repricing Provisions
Vote AGAINST plans that do not expressly prohibit the repricing or exchange of underwater stock options without prior shareholder approval.  “Repricing” includes the ability to do any of the following:
•	Amend the terms of outstanding options or SARs to reduce the exercise price of such outstanding options or SARs;
•	Cancel outstanding options or SARs in exchange for options or SARs with an exercise price that is less than the exercise price of the original options or SARs.

Also, vote AGAINST OR WITHHOLD from members of the Compensation Committee who approved and/or implemented a repricing or an option/SAR exchange program, by buying out underwater options/SARs for stock, cash or other consideration or canceling underwater options/SARs and regranting options/SARs with a lower exercise price, without prior shareholder approval, even if such repricings are allowed in their equity plan.
Vote AGAINST plans if the company has a history of repricing without shareholder approval, and the applicable listing standards would not preclude them from doing so.

Problematic Pay Practices
If the equity plan on the ballot is a vehicle for problematic pay practices, vote AGAINST the plan.

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If a significant portion of the CEO’s misaligned pay is attributed to non-performance-based equity awards, and there is an equity plan on the ballot with the CEO as one of the participants, Victory vote against the equity plan. Considerations in voting against the equity plan may include, but are not limited to:
•	Magnitude of pay misalignment;
•	Contribution of non–performance-based equity grants to overall pay; and
•	The proportion of equity awards granted in the last three fiscal years concentrated at the named executive officer level.

Specific Treatment of Certain Award Types in Equity Plan Evaluations

Dividend Equivalent Rights
Options that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

Operating Partnership (OP) units in Equity Plan analysis of Real Estate Investment Trusts (REITs)
For Real Estate Investment Trusts (REITS), include the common shares issuable upon conversion of outstanding Operating Partnership (OP) units in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.

Other Compensation Plans

401(k) Employee Benefit Plans
Vote FOR proposals to implement a 401(k) savings plan for employees.

Employee Stock Ownership Plans (ESOPs)
Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

Employee Stock Purchase Plans-- Qualified Plans
Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:
•	Purchase price is at least 85 percent of fair market value;
•	Offering period is 27 months or less; and
•	The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:
•	Purchase price is less than 85 percent of fair market value; or
•	Offering period is greater than 27 months; or
•	The number of shares allocated to the plan is more than ten percent of the outstanding shares.

Employee Stock Purchase Plans-- Non-Qualified Plans
Vote CASE-BY-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:
•	Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);
•	Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;
•	Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

Proxy Policy	Policy H-12

•	No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m) of the Internal Revenue Code.

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) are considered CASE-BY-CASE using a proprietary, quantitative model developed by ISS.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in ISS’s classification of director independence, or if the plan contains excessive problematic provisions.

Option Exchange Programs/Repricing Options
Vote AGAINST proposals seeking the authority to reprice options.

Vote AGAINST proposals seeking to approve an option exchange program.

Stock Plans in Lieu of Cash
Vote CASE-BY-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Vote CASE-BY-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using  the binomial option pricing model. In an effort to capture the total cost of total compensation, Victory will not make any adjustments to carve out the in-lieu-of cash compensation.

Transfer Stock Option (TSO) Programs
One-time Transfers: Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:
•	Executive officers and non-employee directors are excluded from participating;
•	Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;
•	There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred to a third-party institution and whether the events leading up to a decline in stock price were beyond management’s control. A review of the company’s historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

Proxy Policy	Policy H-12

Ongoing TSO program: Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.  Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders.  The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:
•	Eligibility;
•	Vesting;
•	Bid-price;
•	Term of options;
•	Cost of the program and impact of the TSOs on company’s total option expense
•	Option repricing policy.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Director Compensation

Equity Plans for Non-Employee Directors
Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.  Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:
•	Director stock ownership guidelines with a minimum of three times the annual cash retainer.
•	Vesting schedule or mandatory holding/deferral period:
○	A minimum vesting of three years for stock options or restricted stock; or
○	Deferred stock payable at the end of a three-year deferral period.
•	Mix between cash and equity:
○	A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
○	If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.
•	No retirement/benefits and perquisites provided to non-employee directors; and
•	Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Director Retirement Plans
Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)
Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Proxy Policy	Policy H-12

Adopt Anti-Hedging/Pledging/Speculative Investments Policy
Generally vote FOR proposals seeking a policy that prohibits named executive officers from engaging in derivative or speculative transactions involving company stock, including hedging, holding stock in a margin account, or pledging stock as collateral for a loan.  However, the company’s existing policies regarding responsible use of company stock will be considered.

Bonus Banking/Bonus Banking “Plus”
Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned (whether for the named executive officers or a wider group of employees), taking into account the following factors:
•	The company’s past practices regarding equity and cash compensation;
•	Whether the company has a holding period or stock ownership requirements in place, such as a meaningful retention ratio (at least 50 percent for full tenure); and
•	Whether the company has a rigorous claw-back policy in place.

Compensation Consultants-Disclosure of Board or Company’s Utilization
Generally vote FOR shareholder proposals seeking disclosure regarding the Company, Board, or Compensation Committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors
Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders’ needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

Vote AGAINST shareholder proposals seeking to eliminate stock options or any other equity grants to employees or directors.

Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Golden Coffins/Executive Death Benefits
Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Hold Equity Past Retirement or for a Significant Period of Time
Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring senior executive officers to retain all or a significant portion of the shares acquired through compensation plans, either:
●	while employed and/or for two years following the termination of their employment ; or
●	for a substantial period following the lapse of all other vesting requirements for the award (“lock-up period”), with ratable release of a portion of the shares annually during the lock-up period.

The following factors will be taken into account:

Proxy Policy	Policy H-12

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
○	Rigorous stock ownership guidelines;
○	A holding period requirement coupled with a significant long-term ownership requirement; or
○	A meaningful retention ratio;
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements;
•	Post-termination holding requirement policies or any policies aimed at mitigating risk taking by senior executives;
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Vote CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:
•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:
○	Rigorous stock ownership guidelines, or
○	A holding period requirement coupled with a significant long-term ownership requirement, or
○	A meaningful retention ratio,
•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.
•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While Victory favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Non-Deductible Compensation
Generally vote FOR proposals seeking disclosure of the extent to which the company paid non-deductible compensation to senior executives due to Internal Revenue Code Section 162(m), while considering the company’s existing disclosure practices.

Pay for Performance

Performance-Based Awards
Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:
•	First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated

Proxy Policy	Policy H-12

awards do not meet the criteria to be considered as performance-based awards. Premium priced options should have a premium of at least 25 percent and higher to be considered performance based awards.
●
Second,assess the rigor of the company’s performance based equity program.  If the bar set for the performance based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal.  If target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design.  If the company does not disclose the performance metric of the performance based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of the above two steps.

Pay for Superior Performance
Generally vote AGAINST, if a majority of pay is already linked to performance than proposal is redundant.

Pre-Arranged Trading Plans (10b5-1 Plans)
Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives.  These principles include:
•	Adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
•	Amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
•	Ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
•	Reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
•	An executive may not trade in company stock outside the 10b5-1 Plan.
•	Trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.

Prohibit CEOs from serving on Compensation Committees
Generally vote AGAINST proposals seeking a policy to prohibit any outside CEO from serving on a company’s compensation committee, unless the company has demonstrated problematic pay practices that raise concerns about the performance and composition of the committee.

Recoup Bonuses
Vote CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program.  Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. Victory will take into consideration:
•	If the company has adopted a formal recoupment bonus policy;
•	If the company has chronic restatement history or material financial problems; or
•	If the company’s policy substantially addresses the concerns raised by the proponent.

Severance Agreements for Executives/Golden Parachutes
Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote CASE-BY-CASE on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:
•	The triggering mechanism should be beyond the control of management;
•	The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

Proxy Policy	Policy H-12

●
Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control.  Change in control is defined as a change in the company ownership structure.

Share Buyback Holding Periods
Generally vote AGAINST shareholder proposals prohibiting executives from selling shares of company stock during periods in which the company has announced that it may or will be repurchasing shares of its stock.  Vote FOR the proposal when there is a pattern of abuse by executives exercising options or selling shares during periods of share buybacks.

Stock Retention/Holding Period
Vote AGAINST shareholder proposals asking companies to adopt holding periods or retention ratios for their executives.

Supplemental Executive Retirement Plans (SERPs)
Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

Tax Gross-Up Proposals
Generally vote FOR proposals calling for companies to adopt a policy of not providing tax gross-up payments to executives, except in situations where gross-ups are provided pursuant to a plan, policy, or arrangement applicable to management employees of the company, such as a relocation or expatriate tax equalization policy.

Termination of Employment Prior to Severance Payment and Eliminating Accelerated Vesting of Unvested Equity
Vote CASE-BY-CASE on shareholder proposals seeking a policy requiring termination of employment prior to severance payment, and eliminating accelerated vesting of unvested equity. Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered) are consider a poor pay practice under Victory policy, and may even result in withheld votes from compensation committee members. The second component of this proposal –- related to the elimination of accelerated vesting – requires more careful consideration. The following factors will be taken into regarding this policy.
•	The company’s current treatment of equity in change-of-control situations (i.e. is it double triggered, does it allow for the assumption of equity by acquiring company, the treatment of performance shares.
•	Current employment agreements, including potential poor pay practices such as gross-ups embedded in those agreements.

Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).

Social/Environmental Issues

Overall Approach
When evaluating social issues such as human rights, labor and employment, the environment, and tobacco, Victory combines such proposals based on the expected impact to the shareholder and their long-term economic interest. As applicable, Victory may additionally factor corporate governance concerns, reasonableness of each request and related business exposure to the company when analyzing the expected potential impact to shareholders.

Proxy Policy	Policy H-12

Diversity

Board Diversity
Generally vote AGAINST requests for reports on the company’s efforts to diversify the board, if the company has a Board & Nominating Committee that has a practice of selecting candidates based on knowledge, experience, and skills regardless of gender or race.

Equality of Opportunity
Generally vote AGAINST proposals requesting a company disclose its diversity policies or initiatives, or proposals requesting disclosure of a company’s comprehensive workforce diversity data, including requests for EEO-1 data, if the company already has a policy in place

Political Contributions
Generally vote for proposals requesting greater disclosure of a company’s political contributions and trade association spending policies and activities, considering:
•	The company’s policies, and management and board oversight related to its direct political contributions and payments to trade associations or other groups that may be used for political purposes;
•	The company’s disclosure regarding its support of, and participation in, trade associations or other groups that may make political contributions; and
•	Recent significant controversies, fines, or litigation related to the company’s political contributions or political activities.

Generally vote against proposals asking a company to affirm political nonpartisanship in the workplace, so long as:
•	There are no recent, significant controversies, fines, or litigation regarding the company’s political contributions or trade association spending; and
•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibit coercion.

Vote against proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Lobbying
Vote case-by-case on proposals requesting information on a company’s lobbying (including direct, indirect, and grassroots lobbying) activities, policies, or procedures, considering:
•	The company’s current disclosure of relevant lobbying policies, and management and board oversight;
•	The company’s disclosure regarding trade associations or other groups that it supports, or is a member of, that engage in lobbying activities; and
•	Recent significant controversies, fines, or litigation regarding the company’s lobbying-related activities.

General Sustainability Reporting Proposals
Generally vote AGAINST if:
•	Company already provides sustainability reporting, even if it doesn’t follow the specific standards requested in the proposal
•	Similar disclosure as its peers
•	Free from any major incidents in the past several years

Proxy Policy	Policy H-12

GHG Reporting
For proposals requesting a company disclose information on the impact of climate change on its operations and investments, a case-by-case approach will be applied, taking into account the company’s current level of disclosure.Victory Capital will review internally proposals that call for the adoption of GHG reduction goals from products and operations.

Human Rights Risk Assessment
Vote case-by-case on proposals requesting that a company conduct an assessment of the human rights risks in its operations or in its supply chain, or report on its human rights risk assessment process, considering:
•	The degree to which existing relevant policies and practices are disclosed, including information on the implementation of these policies and any related oversight mechanisms;
•	The company’s industry and whether the company or its suppliers operate in countries or areas where there is a history of human rights concerns;
•	Recent, significant controversies, fines, or litigation regarding human rights involving the company or its suppliers, and whether the company has taken remedial steps; and
•	Whether the proposal is unduly burdensome or overly prescriptive.

Mutual Fund Proxies

Election of Directors
Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

Converting Closed-end Fund to Open-end Fund
Vote CASE-BY-CASE on conversion proposals, considering the following factors:
•	Past performance as a closed-end fund;
•	Market in which the fund invests;
•	Measures taken by the board to address the discount; and
•	Past shareholder activism, board activity, and votes on related proposals.

Proxy Contests
Vote CASE-BY-CASE on proxy contests, considering the following factors:
•	Past performance relative to its peers;
•	Market in which fund invests;
•	Measures taken by the board to address the issues;
•	Past shareholder activism, board activity, and votes on related proposals;
•	Strategy of the incumbents versus the dissidents;
•	Independence of directors;
•	Experience and skills of director candidates;
•	Governance profile of the company;
•	Evidence of management entrenchment.

Investment Advisory Agreements
Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:
•	Proposed and current fee schedules;
•	Fund category/investment objective;
•	Performance benchmarks;
•	Share price performance as compared with peers;
•	Resulting fees relative to peers;
•	Assignments (where the advisor undergoes a change of control).

Proxy Policy	Policy H-12

Approving New Classes or Series of Shares
Vote FOR the establishment of new classes or series of shares.

Preferred Stock Proposals
Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:
•	Stated specific financing purpose;
•	Possible dilution for common shares;
•	Whether the shares can be used for antitakeover purposes.

1940 Act Policies
Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:
•	Potential competitiveness;
•	Regulatory developments;
•	Current and potential returns; and
•	Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

Changing a Fundamental Restriction to a Nonfundamental Restriction
Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:
•	The fund’s target investments;
•	The reasons given by the fund for the change; and
•	The projected impact of the change on the portfolio.

Change Fundamental Investment Objective to Nonfundamental
Vote AGAINST proposals to change a fund’s fundamental investment objective to non-fundamental.

Name Change Proposals
Vote CASE-BY-CASE on name change proposals, considering the following factors:
•	Political/economic changes in the target market;
•	Consolidation in the target market; and
•	Current asset composition.

Change in Fund’s Subclassification
Vote CASE-BY-CASE on changes in a fund’s sub-classification, considering the following factors:
•	Potential competitiveness;
•	Current and potential returns;
•	Risk of concentration;
•	Consolidation in target industry.

Disposition of Assets/Termination/Liquidation
Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:
•	Strategies employed to salvage the company;
•	The fund’s past performance;
•	The terms of the liquidation.

Changes to the Charter Document
Vote CASE-BY-CASE on changes to the charter document, considering the following factors:
•	The degree of change implied by the proposal;
•	The efficiencies that could result;

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●	The state of incorporation;
●	Regulatory standards and implications.

Vote AGAINST any of the following changes:
•	Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;
•	Removal of shareholder approval requirement for amendments to the new declaration of trust;
•	Removal of shareholder approval requirement to amend the fund’s management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;
•	Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund’s shares;
•	Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;
•	Removal of shareholder approval requirement to change the domicile of the fund.

Changing the Domicile of a Fund
Vote CASE-BY-CASE on re-incorporations, considering the following factors:
•	Regulations of both states;
•	Required fundamental policies of both states;
•	The increased flexibility available.

Authorizing the Board to Hire and Terminate Subadvisors Without Shareholder Approval
Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

Distribution Agreements
Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:
•	Fees charged to comparably sized funds with similar objectives;
•	The proposed distributor’s reputation and past performance;
•	The competitiveness of the fund in the industry;
•	The terms of the agreement.

Master-Feeder Structure
Vote FOR the establishment of a master-feeder structure.

Mergers
Vote CASE-BY-CASE on merger proposals, considering the following factors:
•	Resulting fee structure;
•	Performance of both funds;
•	Continuity of management personnel;
•	Changes in corporate governance and their impact on shareholder rights.

Shareholder Proposals for Mutual Funds

Establish Director Ownership Requirement
Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

Reimburse Shareholder for Expenses Incurred
Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

Terminate the Investment Advisor
Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

Proxy Policy	Policy H-12

•	Performance of the fund’s Net Asset Value (NAV);
•	The fund’s history of shareholder relations;
•	The performance of other funds under the advisor’s management.

International Proxy Voting
Victory will attempt to vote every proxy it receives for all International foreign proxies. However, there may be situations in which Victory may vote against, withhold a vote or cannot vote at all. For example, Victory may not receive a meeting notice in enough time to vote or Victory may not be able to obtain enough information to make a fully informed decision, in which case we will vote against.

In certain foreign jurisdictions, voting of proxies will result in the lockup of shares, impairing Victory’s ability to trade those shares for several days. This could result in significant loss to the investor. Consequently, in those foreign jurisdictions which engage in this practice, Victory will generally refrain from proxy voting.

In other foreign jurisdictions, the determination by the Proxy Committee to vote, or refrain from voting, proxy will take into consideration any additional costs to investors which may be incurred from the research and voting process.

Additional Topics
Any issue not covered within the guidelines will be evaluated by the Proxy Committee on a case-by-case basis.

Material Conflicts of Interest
In the event a material conflict of interest arises between Victory’s interests and those of a client during the course of voting client’s proxies, the Proxy Committee shall:
•	Vote the proxy in accordance with the Proxy Voting Guidelines unless such guidelines are judged by the Proxy Committee to be inapplicable to the proxy matter at issue
•	In the event that the Proxy Voting Guidelines are inapplicable, determine whether a vote for, or against, the proxy is in the best interest of the client’s account
•	Document the nature of the conflict and the rationale for the recommended vote
•	Solicit the opinions of Victory’s Chief Compliance Officer, and if necessary the Chief Legal Officer, or their designee, or consult an internal or external, independent adviser
•	report to the Victory Capital Management Board any proxy votes that took place with a material conflict situation present, including the nature of the conflict and the basis or rationale for the voting decision made.

If a member of the Proxy Committee has a personal conflict (e.g. family member on board of company) he/she will recuse themselves from voting.

Recordkeeping
In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Victory will retain the following records with respect to proxy voting:
•	copies of all policies and procedures required by Rule 206(4)-6
•	a written record of votes cast on behalf of clients
•	any documents prepared by Victory or the Proxy Committee germane to the voting decision
•	a copy of each written client request for information on how Victory voted proxies on such client’s behalf
•	a copy of any written response by Victory to any written or verbal client request for information on how Victory voted such client’s proxies

Glossary

Blank Check Preferred Stock – A popular term for preferred stock in which the board of directors is given broad discretion to establish voting, conversion, dividend and other rights of preferred stock at the time the board issues the stock. Some boards that have authority to issue blank check preferred stock have used it to create takeover defenses.

Proxy Policy	Policy H-12

Bylaw - Bylaws supplement each company’s charter, spelling out in more specific detail general provisions contained in the charter. Board of Directors often have the power to change bylaw provisions without shareholder approval.

Charter - Also known as the articles of incorporation, the charter sets forth the respective rights and duties of shareholders, officers, and directors. The charter constitutes the fundamental governing rules for each corporation. Shareholder approval is required to amend a company’s charter.

Classified Board - A classified board is a board that is divided into separate classes, with directors serving overlapping terms. A company with a classified board usually divides the board into three classes; each year, one-third of the directors stand for election. A classified board makes it difficult to change control of the board through a proxy contest, since it would normally take two years to gain control of a majority of board seats.

Confidential Voting - Also known as closed voting or voting by secret ballot, under confidential voting procedures, all proxies, ballots and voting tabulations that identify shareholders are kept confidential. Independent vote tabulators and inspectors of election are responsible for examining individual ballots, while management and shareholders are only told vote totals.

Corporate Governance - Corporate governance is the framework within which corporations exist. Its focus is the relationship among officers, directors, shareholders, stakeholders and government regulators, and how these parties interact to oversee the operations of a company.

Cumulative Voting - Normally, shareholders cast one vote for each director for each share of stock owned. Cumulative voting permits shareholders to apportion the total number of votes they have in any way they wish among candidates for the board. Where cumulative voting is in effect, a minority of shares may be able to elect one or more directors by giving all of their votes to one or several candidates.

Fair Price Provisions - Fair price requirements compel anyone acquiring control of a corporation to pay all shareholders the highest price that the acquirer pays to any shareholder during a specified period of time. Fair price requirements are intended to deter two-tier tender offers in which shareholders who tender their shares first receive a higher price for their shares than other shareholders.

Greenmail - Greenmail refers to the practice of repurchasing shares from a bidder at an above-market price in exchange for the bidder’s agreement not to acquire the target company. Greenmail is widely considered to a form of blackmail. Some companies have attempted to deter greenmail by adding anti-greenmail provisions to their chargers.

Indemnification - Indemnification permits corporations to reimburse officers and directors for expenses they incur as a result of being named as defendants in lawsuits brought against the corporation. Indemnification often covers judgment awards and settlements as well as expenses. Without indemnifications, or directors’ liability insurance, most companies would be unable to attract outside directors to serve on their boards.

Majority Voting – The standard whereby a director or nominee will be elected only if receiving an affirmative majority of votes cast, even if running unopposed for an open seat. In contrast, the plurality standard holds that a nominee or director will be elected based on having received the most votes, whether or not having received an affirmative majority of votes cast.

Poison Pill - The popular term for a takeover defense that permits all shareholders other than an acquirer to purchase shares in a company at a discount if the company becomes a takeover target. A company with a pill (also known as a shareholder rights plan) usually distributes warrants or purchase rights that become exercisable when a triggering event occurs. The triggering event occurs when an acquirer buys more than a specified amount of a target company’s stock without permission of the target company’s board. Once the pill is triggered, shareholders (except for the acquirer) usually have the right to purchase shares directly from the target company at a 50 percent discount, diluting both ownership interest and voting rights. Most pills have provisions that permit the board to cancel the pill by redeeming the outstanding warrants or rights at nominal cost. Pills can force acquirers to bargain directly with a target company’s board, but they can also be used to deter or to block acquisition bids altogether. Corporations are not required by law to submit their poison pills for shareholder approval, and very few companies have chosen to seek shareholder approval.

Proxy Policy	Policy H-12

Pre-emptive Rights - pre-emptive rights are intended to allow existing shareholders to maintain their proportionate level of ownership by giving them the opportunity to purchase additional shares pro rata before they are offered to the public. pre- emptive rights are something of an anachronism today because shareholders of publicly traded companies who want to maintain their proportionate ownership interest may do so by purchasing shares in the open market. Many companies whose charters have pre-emptive rights provisions have asked shareholders to amend their charters to abolish pre-emptive rights.

Proxy - The granting of authority by shareholders to others, most often corporate management, to vote their shares at an annual or special shareholders’ meeting.

Proxy Contest - Proxy contests take different forms. The most common type of proxy contest is an effort by dissident shareholders to elect their own directors. A contest may involve the entire board, in which case the goal is to oust incumbent management and take control of the company. Or, it may involve a minority of board seats, in which case dissidents seek a foothold position to change corporate strategy without necessarily changing control. Proxy contests may also be fought over corporate policy questions; dissidents may, for example, wage a proxy contest in support of a proposal to restructure or sell a corporation. Many proxy contests are today waged in conjunction with tender offers as a means of putting pressure on a target company’s board to accept the tender offer. In a well-financed proxy contest, dissidents usually print and distribute their own proxy materials, including their own proxy card. Proxy contests usually feature letter writing and advertisement campaigns to win shareholder support.

Proxy Statement – A document in which parties soliciting shareholder proxies provide shareholders with information on the issues to be voted on at an annual or special shareholder’s meeting. The soliciting party generally presents arguments as to why shareholders should grant them their proxy. The information that must be disclosed to shareholders is set forth in Schedule 14A of the Securities Exchange Act of 1934 for a proxy solicited by the company and in Schedule 14B for the act for proxies solicited by others.

Recapitalization Plan - A recapitalization plan is any plan in which a company changes its capital structure. Recapitalization can result in larger or smaller numbers of shares outstanding, or in creation of new classes of stock in addition to common stock. Recapitalization plans must be approved by shareholders.

Reincorporation - Reincorporation refers to changing the state of incorporation. A company that reincorporates must obtain shareholder approval for the move and for the new charter it adopts when it shifts its state of incorporation. Many re-incorporations involve moves to Delaware to take advantage of Delaware’s flexible corporate laws.

Restricted Stock – Stock that must be traded in compliance with special SEC regulations concerning its purchase and resale from affiliate ownership, M&A activity and underwriting activity.

Restructuring Plan - A restructuring plan is any plan that involves a significant change in a company’s capital structure. This would include a recapitalization plan, a leveraged buyout, or a major sale of assets. Restructuring plans after shareholder approval before they can be implemented.

Rights of Appraisal - Rights of appraisal provide shareholders who do not approve of the terms of certain corporate transactions the right to demand a judicial review in order to determine the fair value for their shares. The right of appraisal generally applies to mergers, sales of essentially all assets of the corporation, and charter amendments that may have a materially adverse effect on the rights of dissenting shareholders.

Share Repurchase Plan – A repurchase plan is a program by which a Company buys back its own shares from the market, thereby, reducing the number of outstanding shares. This is generally an indication that the Company thinks the shares are undervalued.

Stakeholder Laws - In essence, stakeholder laws state that corporate directors owe a duty to a host of constituencies beyond shareholders: local communities, employees, suppliers, creditors, and others. This is in contrast to the traditional

Proxy Policy	Policy H-12

model of the publicly held corporation in law and economics which says that corporate directors have a legally enforceable duty to one constituency - their shareowners.

Supermajority - Most state corporation laws require that mergers, acquisitions and amendments to the corporate charter be approved by a majority of the outstanding shares. A company may, however, set a higher requirement by obtaining shareholder approval for a higher threshold. Some supermajority requirements apply to mergers and acquisitions. Others apply to amendments to the charter itself - that is, the charter, or certain parts of it, may be amended in the future only if the amendments receive the specified supermajority level of support.

Sustainability Report – A company report on policies and initiatives related to social, economic or environmental issues.

Written Consent - The ability to act by written consent to allow shareholders to take action collectively without a shareholders’ meeting. The written consent procedure was developed originally to permit closely held corporations to act quickly by obtaining consents from their shareholders. The procedure is, however, available in many states to publicly traded companies as well, unless prohibited or restricted in a company’s charter. Many companies have sought shareholder approval to restrict or abolish the written consent procedure; their principal reason for doing so is to prevent takeovers opposed by the incumbent board and management.

Executive Compensation Terms

At-the-Money Option - An option with exercise price equal to the current market price.

Change-in-Control Provision - A provision in a stock option plan that allows for immediate vesting of outstanding options if certain events take place which may be deemed a change in control, such as the purchase of a majority of the company’s outstanding shares by a third party.

Deferred Stock - A share grant in which the participant receives a specified amount of shares, granted at no cost, if he remain employed with the company for a certain period of time. The participant does not have voting or dividend rights prior to vesting, though dividends typically accumulate until vesting.

Employee Stock Purchase Plan - A plan qualified under Section 423 of the IRS Code, which allows employees to purchase shares of stock through payroll deductions.

Employee Stock Ownership Plan (ESOP) - A qualified defined contribution plan under the IRS Code which allows the ESOP plan trustees to invest up to 100 percent of the plan’s assets in shares or its own company stock.. Variants of these plans include the stock bonus plan, the leveraged stock bonus plan (where the trust can borrow money from lending sources to buy more stock), and matching ESOP’s (in which employees match the contribution that the company makes). ESOP’s offer employees tax deferral benefits and companies a tax deduction.

Exercise Price - Sometimes referred to as the strike price, this is the price at which shares may be exercised under a plan. Exercise prices may be fixed, variable or tied to a formula.

Incentive Stock Options (ISO’s) - Also referred to as qualified stock options, these rights permit the participant to buy shares before the expiration date at a predetermined exercise price set at or above fair market value at grant date. The term of such awards may be ten years or longer. The company is not allowed to take a tax deduction for ISO’s unless a disqualifying disposition takes place.

Indexed Option - The right, but not the obligation, to purchase shares at an exercise price that periodically adjusts upward or downward in relation to a market or industry indicator.

Omnibus Plan - A stock-based incentive plan providing significant flexibility by authorizing the issue of a number of award types, which may include incentive stock options, nonqualified stock options, SAR’s, restricted stock, performance shares, performance units, stock grants, and cash.

Proxy Policy	Policy H-12

Performance Shares - Stock grants contingent upon the achievement of specified performance goals. The number of shares available typically varies with performance as measured over a specified period. Few companies clearly identify the criteria used to select performance measures or the specific hurdle rates that must be met. Performance periods typically extend for a three- to five- year period.

Premium-Priced Options - An option whose exercise price is set above fair market value on grant date.

Repricing - An amendment to a previously granted stock option contract that reduces the option exercise price. Options can also be repriced through cancellations and regrants. The typical new grant would have a ten-year term, new vesting restrictions, and a lower exercise price reflecting the current lower market price.

Restricted Stock - A grant of stock, subject to restrictions, with little or no cost to the participant. Such shares are usually subject to forfeiture if the holder leaves the company before a specified period of time; thus, the awards are often used to retain employees. The restrictions usually lapse after three to five years, during which time the holder cannot sell the shares. Typically, the holder is entitled to vote the stock and receives dividends on the shares.

Section 162(m) - The IRS Code Section that limits the deductibility of compensation in excess of $1 million to a named executive officer unless certain prescribed actions are taken.

Shareholder Value Transfer (SVT) - A dollar-based cost which measures the amount of shareholders’ equity flowing out of the company to executives as options are exercised. The strike price of an option is paid at the time of exercise and flows back to the company. The profit spread, or the difference between the exercise price and the market price, represents a transfer of shareholders’ equity to the executive. The time value of money is also a significant cost impacting shareholders’ equity.

Stock Appreciation Rights (SARs) - An award paid in cash or shares to the employee equal to the stock price appreciation from the time of grant to the exercise date. When granted in tandem with options, the exercise of the SAR cancels the option.

Vesting Schedule - A holding period following grant date during which time options may not be exercised.

Volatility - The potential dispersion of a company’s stock price over the life on an option.

Voting Power Dilution (VPD) - The relative reduction in voting power as stock-based incentives are exercised and existing shareholders’ proportional ownership in the company is diluted.

Scope
This policy applies to Victory Capital Management Inc.  The entity and its employees are responsible for complying with this policy.  The Legal, Compliance and Risk Department owns this policy.

Exception / Escalation Policy
All material exceptions to this policy will be reported to the Compliance Committee and Victory Capital Management Inc. board members.  If needed, exceptions may also be presented to the Victory Capital Holdings Inc. board members.

Last Updated:  February 1, 2016

Effective Date:  February 1, 2016

XXI.           PROXY VOTING AND SHAREHOLDER CLASS ACTIONS

A.           General

As a fiduciary, an investment adviser with proxy voting authority has a duty to vote proxies in the best interest of clients. Rule 206(4)-6 under the Advisers Act (the “Proxy Voting Rule”) places specific requirements on registered investment advisers with proxy voting authority. Because Visium has discretionary authority over the securities held by its Advisory Clients, Visium is viewed as having proxy voting authority. Accordingly, Visium is subject to the Proxy Voting Rule. To meet its obligations under this rule, Visium has adopted these Proxy Voting Policies and Procedures.

The general policy is to vote proxy proposals, amendments, consents or resolutions relating to client securities, including interests in private investment funds, if any (collectively, “proxies”), in a manner that serves the best interests of the Advisory Clients, as determined by Visium in its discretion, and taking into account relevant factors, including, but not limited to:

●	the impact on the value of the securities;
●	the anticipated costs and benefits associated with the proposal;
●	the effect on liquidity; and
●	customary industry and business practices.

Visium may abstain from voting (which generally requires submission of a proxy voting card) or affirmatively decide not to vote if the firm determines that abstaining or not voting is in the best interests of the Advisory Client. In some foreign markets where proxy voting demands fee payment for agent services, Visium will balance the cost and benefit of proxy voting and may abstain from voting if the cost associated is greater than the benefits from voting.

Visium has engaged Institutional Shareholder Services (“ISS”) to provide end-to-end proxy voting services. Pursuant to a master services agreement, Visium has given its implied consent to ISS to execute proxy ballots as ISS research and vote recommendations are completed. Nevertheless, Visium retains the ability to override ISS’s specific vote recommendations if Visium, in the exercise of its best judgment, concludes that such vote recommendations would not be in the best interest of one or more Advisory Clients. Copies of ISS’s U.S. Proxy Voting Summary Guidelines and voting guidelines for other jurisdictions are available online at http://www.issgoverance.com.

Each Mutual Fund to which Visium provides investment management services describes the policies and procedures that Visium must use to determine how to vote proxies in the Mutual Fund’s registration statement and Appendix B to its Statement of Additional Information. In addition, each Mutual Fund is required to disclose annually its complete proxy voting record on Form N-PX, which provides information relating to how the Mutual Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th.

B.           Conflicts of Interest

At times, conflicts may arise between the interests of the Advisory Clients, on the one hand, and the interests of Visium or its affiliates, on the other hand. If Visium determines that it has, or may be perceived to have, a conflict of interest when voting a proxy, it will address matters involving such conflicts of interest as follows:

i.
If Visium believes it is in the best interest of the Advisory Clients to depart from the specific policies provided for herein, it will be subject to the requirements of (ii) or (iii) below, as applicable;

ii.
If there is a potential conflict of interest between Visium and one or more Advisory Clients, Visium may vote such proxy as it determines to be in the best interest of the Advisory Clients, without taking any action described in (iii) below, provided that such vote would be against the firm’s own interest in the matter (i.e., against the perceived or actual conflict). Visium will memorialize the rationale of such vote in writing; and

iii.
If there is a potential conflict of interest between Visium and one or more Advisory Clients, and Visium believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then it must take one of the following actions in voting such proxy: (A) delegate the voting decision for such proxy proposal to an independent third party; (B) delegate the voting decision to an independent committee of partners, members, directors or other representatives of the affected Advisory Clients; (C) inform the Advisory Clients of the conflict of interest and obtain consent to (majority consent of Investors in the case of a Fund) vote the proxy as recommended by Visium; or (D) obtain approval of the decision from Visium’s Compliance Department.

C.           Proxy Responsibilities

The Proxy Manager is Denis Martinez, Operations Associate.

The Proxy Committee is comprised of the following person(s):

Richard Gruber, Chief Compliance Officer

Alan Greenbaum, Director of Operations

Denis Martinez, Operations Associate

A quorum of the Proxy Committee is comprised of at least one member.

D.           Record of Proxy Voting

The Compliance Department and the Operations Department jointly monitor the electronic records maintained by ISS relating to each proxy. The Compliance Department maintains a record of each written request from an Investor or Managed Account for proxy voting information and Visium’s response to such request (oral or written).

The Compliance Department is responsible for ensuring that Investors and Managed Accounts are provided with (i) a description of Visium’s proxy voting policies and procedures and (ii) instructions about how they may obtain information from Visium on how Visium voted. The Investor Relations Department is responsible for responding to requests regarding how Visium voted proxies. The Investor Relations Department must immediately inform the Compliance Department of any requests about how Visium voted proxies.

E.           Class Actions

Visium has also retained ISS to monitor and file claims in class action settlements on behalf of its Advisory Clients. The Compliance Department oversees this process. Any compensation received from settlements is distributed pro-rata to Visium’s Advisory Clients based on the percentage of the relevant holdings. The Compliance Department maintains documentation associated with participation in class actions.

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

INTRODUCTION

Wellington Management has adopted and implemented policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best economic interests of clients for whom it exercises proxy-voting discretion.

Wellington Management’s Proxy Voting Guidelines (the “Guidelines”) set forth broad guidelines and positions on common proxy issues that Wellington Management uses in voting on proxies. In addition, Wellington Management also considers each proposal in the context of the issuer, industry and country or countries in which the issuer’s business is conducted. The Guidelines are not rigid rules and the merits of a particular proposal may cause Wellington Management to enter a vote that differs from the Guidelines.

STATEMENT OF POLICY

Wellington Management:

1)
Votes client proxies for which clients have affirmatively delegated proxy-voting authority, in writing, unless it determines that it is in the best interest of one or more clients to refrain from voting a given proxy.

2)	Votes all proxies in the best interests of the client for whom it is voting, i.e., to maximize economic value.

3)	Identifies and resolves all material proxy-related conflicts of interest between the firm and its clients in the best interests of the client.

RESPONSIBILITY AND OVERSIGHT

Investor and Counterparty Services (“ICS”) monitors regulatory requirements with respect to proxy voting and works with the firm’s Legal and Compliance Group and the Corporate Governance Committee to develop practices that implement those requirements. Day-to-day administration of the proxy voting process is the responsibility of ICS, which also acts as a resource for portfolio managers and research analysts on proxy matters, as needed. The Corporate Governance Committee is responsible for oversight of the implementation of the Global Proxy Policy and Procedures, review and approval of the Guidelines and for providing advice and guidance on specific proxy votes for individual issuers.

PROCEDURES

Use of Third-Party Voting Agent
Wellington Management uses the services of a third-party voting agent to manage the administrative aspects of proxy voting. The voting agent processes proxies for client accounts, casts votes based on the Guidelines and maintains records of proxies voted.

1

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

Receipt of Proxy
If a client requests that Wellington Management votes proxies on its behalf, the client must instruct its custodian bank to deliver all relevant voting material to Wellington Management or its voting agent.

Reconciliation
Each public security proxy received by electronic means is matched to the securities eligible to be voted and a reminder is sent to any custodian or trustee that has not forwarded the proxies as due. Although proxies received for private securities, as well as those received in non-electronic format, are voted as received, Wellington Management is not able to reconcile these proxies to holdings, nor does it notify custodians of non-receipt.

Research
In addition to proprietary investment research undertaken by Wellington Management investment professionals, ICS conducts proxy research internally, and uses the resources of a number of external sources to keep abreast of developments in corporate governance and of current practices of specific companies.

Proxy Voting
Following the reconciliation process, each proxy is compared against the Guidelines, and handled as follows:
●	Generally, issues for which explicit proxy voting guidance is provided in the Guidelines (i.e., “For”, “Against”, “Abstain”) are reviewed by ICS and voted in accordance with the Guidelines.
●
Issues identified as “case-by-case” in the Guidelines are further reviewed by ICS. In certain circumstances, further input is needed, so the issues are forwarded to the relevant research analyst and/or portfolio manager(s) for their input.

●
Absent a material conflict of interest, the portfolio manager has the authority to decide the final vote. Different portfolio managers holding the same securities may arrive at different voting conclusions for their clients’ proxies.

Wellington Management reviews regularly the voting record to ensure that proxies are voted in accordance with these Global Proxy Policy and Procedures and the Guidelines; and ensures that documentation and reports, for clients and for internal purposes, relating to the voting of proxies are promptly and properly prepared and disseminated.

Material Conflict of Interest Identification and Resolution Processes
Wellington Management’s broadly diversified client base and functional lines of responsibility serve to minimize the number of, but not prevent, material conflicts of interest it faces in voting proxies. Annually, the Corporate Governance Committee sets standards for identifying material conflicts based on client, vendor, and lender relationships, and publishes those standards to individuals involved in the proxy voting process. In addition, the Corporate Governance Committee encourages all personnel to contact ICS about apparent conflicts of interest, even if the apparent conflict does not meet the published materiality criteria. Apparent conflicts are reviewed by designated members of the Corporate Governance Committee to determine if there is a conflict and if so whether the conflict is material.

If a proxy is identified as presenting a material conflict of interest, the matter must be reviewed by designated members of the Corporate Governance Committee, who will resolve the conflict and direct the vote. In certain circumstances, the designated members may determine that the full Corporate Governance Committee should convene.

2

WELLINGTON MANAGEMENT

GLOBAL PROXY POLICY AND PROCEDURES

OTHER CONSIDERATIONS

In certain instances, Wellington Management may be unable to vote or may determine not to vote a proxy on behalf of one or more clients. While not exhaustive, the following are potential instances in which a proxy vote might not be entered.

Securities Lending
In general, Wellington Management does not know when securities have been lent out pursuant to a client’s securities lending program and are therefore unavailable to be voted. Efforts to recall loaned securities are not always effective, but, in rare circumstances, Wellington Management may recommend that a client attempt to have its custodian recall the security to permit voting of related proxies.

Share Blocking and Re-registration
Certain countries impose trading restrictions or requirements regarding re-registration of securities held in omnibus accounts in order for shareholders to vote a proxy. The potential impact of such requirements is evaluated when determining whether to vote such proxies.

Lack of Adequate Information, Untimely Receipt of Proxy Materials, or Excessive Costs
Wellington Management may abstain from voting a proxy when the proxy statement or other available information is inadequate to allow for an informed vote, when the proxy materials are not delivered in a timely fashion or when, in Wellington Management’s judgment, the costs exceed the expected benefits to clients (such as when powers of attorney or consularization are required).

ADDITIONAL INFORMATION

Wellington Management maintains records related to proxies pursuant to Rule 204-2 of the Investment Advisers Act of 1940 (the “Advisers Act”), the Employee Retirement Income Security Act of 1974, as amended (“ERISA”), and other applicable laws.

Wellington Management provides clients with a copy of its Global Proxy Policy and Procedures, including the Guidelines, upon written request. In addition, Wellington Management will make specific client information relating to proxy voting available to a client upon reasonable written request.

Dated: 1 January 2015

3

WESTCHESTER CAPITAL MANAGEMENT, LLC
THE MERGER FUND
THE MERGER FUND VL
WESTCHESTER CAPITAL FUNDS

PROXY AND CORPORATE ACTION VOTING
POLICIES AND PROCEDURES (AS ADOPTED AUGUST 8, 2015)

I.	POLICY & DELEGATION OF AUTHORITY

Westchester Capital Management, LLC (“Adviser”) acts as discretionary investment adviser for the Trusts named above, including any series thereof (each, an “Advisor Sponsored Fund” and collectively, the “Adviser Sponsored Funds”) and may act as sub-investment adviser for one or more funds from time-to-time (each a “Sub-Advised Fund” and collectively with the Adviser Sponsored Funds, the “Funds”). The Boards of Trustees of each Adviser Sponsored Fund (the “Board”) has delegated its authority to vote proxies related to the Adviser Sponsored Funds’ portfolio holdings to the Adviser in accordance with these Proxy and Corporate Action Voting Policies and Procedures (the “Policy”), which have been adopted by the Board.  The Adviser has full authority to vote proxies and to act with respect to other shareholder or corporate actions on behalf of each Fund.  Corporate actions may include, for example and without limitation, tender offers or exchanges, bankruptcy proceedings and class actions.

The Adviser shall consider each proxy proposal separately from all others.  In that regard, the Adviser will seek to vote all proxies and act on all other actions in a timely manner as part of its full discretionary authority in accordance with this Policy.  When voting proxies or acting with respect to corporate actions for the Funds, the Adviser’s utmost concern is that all decisions be made solely in the best interest of each Fund.  The Adviser manages Funds that pursue event-driven and/or merger-arbitrage strategies, which are generally designed to profit upon the completion of a merger, reorganization or other corporate event.  When the Adviser determines that a proposal affects its investment thesis or a Fund’s investment objectives or strategies, the Adviser will vote proxies in a manner consistent with its investment thesis and to seek to maximize the economic value of the investment for the Fund.

II.	PURPOSE

The purpose of this Policy is to memorialize the procedures and policies adopted (i) by the Funds to enable them to comply with rules promulgated under the Investment Company Act of 1940, as amended (the “1940 Act”), and their obligations under the various forms required to be filed and (ii) by the Adviser to enable it to comply with its fiduciary responsibilities to clients and the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (“Advisers Act”).

III.	PROCEDURES

The Adviser’s Chief Compliance Officer or his designee is ultimately responsible for ensuring that all proxies received by the Adviser are voted in accordance with this Policy and in a manner consistent with the Adviser’s determination of each Fund’s best interests.  Although many proxy proposals can be voted in accordance with a Fund’s established Guidelines (see Section V. below, “Guidelines”), the Adviser recognizes that some proposals require special consideration, which may dictate that the Adviser make an exception to the Guidelines.

The Chief Compliance Officer or his designee is also responsible for ensuring that all corporate action notices or requests which require shareholder action received by the Adviser are addressed in a timely manner and consistent action is taken for each Fund’s account as appropriate.

A.	Conflicts of Interest[1]

Where a proxy proposal raises a material conflict between the Adviser’s interests and an interest of a Fund, the Adviser will resolve such a conflict in the manner described below:

1.	Vote in Accordance with the Guidelines. The Adviser shall vote in accordance with the Guidelines; or

2.	Obtain Consent. The Adviser will disclose the conflict to each affected Fund’s Board of Directors/Trustees (or the Board’s delegate) or, in the case of a Sub-Advised Fund, the Fund’s investment adviser, and recommend a proposed vote on the proposal. The disclosure shall include information regarding the matter to be voted on, the nature of the Adviser’s conflict such that the recipient of the information would be able to make an informed decision regarding the vote, and the basis of the Adviser’s recommendation. If a Board (or its delegate) or the Sub-Advised Fund’s investment adviser, as applicable, does not respond to such a conflict-disclosure request with a timely instruction, the Adviser may vote in accordance with the Adviser’s recommendation or, in its discretion, abstain from voting the securities held by that Fund’s account.

The Adviser’s Chief Compliance Officer or his designee will review proxy proposals for conflicts of interest as part of the overall vote review process.

B.	Resources

The Adviser may retain third-party services to provide research, summary information and/or recommendations with respect to proposals on which the Adviser must vote on behalf of its Fund clients.  The Adviser may also retain third-party service providers to assist with the ministerial act of voting proxies and reporting the Adviser’s or a Fund’s proxy voting record.  The Adviser may reasonably rely on information or recommendations provided by such third parties.

1 Due to the nature of the Adviser’s business, its focus on a limited number of investment strategies, and its absence of affiliated entities engaged in other lines of business, it is not anticipated that material conflicts of interest will arise with any frequency.

C.	Limitations

In certain circumstances, in accordance with a Fund’s investment advisory agreement, sub-investment advisory agreement (or other written directive) or where the Adviser has determined that it is in the Fund’s best interest, the Adviser will not vote proxies received.  The following are certain circumstances where the Adviser may limit its role in voting proxies:

1.	Fund Maintains Proxy Voting Authority: Where a Fund specifies in writing that it will maintain the authority to vote proxies itself or that it has delegated the right to vote proxies to a third party, the Adviser will not vote the securities and will direct the relevant custodian to send the proxy material directly to the Fund. If any proxy material is received by the Adviser, it will promptly be forwarded to the Fund or specified third party. This limitation does not apply to any Adviser-Sponsored Funds currently.

2.	Terminated Account: If the Adviser’s investment advisory relationship with a Fund is terminated, the Adviser will cease voting proxies on behalf of that Fund as soon as reasonably practicable.

3.	Limited Value or Effect: If the Adviser determines that the value of a Fund’s economic interest or the value of the portfolio holding is indeterminable or insignificant, the Adviser may abstain from voting a Fund’s proxies. The Adviser also will not generally vote proxies received for securities which are no longer held by the Fund’s account.

4.	Securities Lending Programs: When securities are out on loan, they are transferred into the borrower’s name and are voted by the borrower, in its discretion. However, if the Adviser has knowledge that an event will occur having a material effect on the Fund’s investment in a loaned security, the Adviser will seek to call the loan in time to vote the securities or the Adviser will seek to enter into an arrangement which ensures that the proxies for such material events may be voted as the Adviser believes is in the Fund’s best interests. There can be no assurance the Adviser will be able to call any loan in a manner that will allow the Adviser to vote on the related proposal in a timely manner.

5.	Unjustifiable Costs: In certain circumstances, after doing a cost-benefit analysis, the Adviser may abstain from voting where the cost of voting a Fund’s proxy would exceed any anticipated benefits to the Fund of the proxy proposal. For example, the Adviser may determine not to vote proxies regarding a non-material proposal that are provided only in a foreign language if voting the proxy would require the Fund to incur significant translation costs.

D.	Proxies Issued by Underlying Investment Companies

To the extent a Fund invests in other investment companies that are not affiliated with the Fund in reliance on Section 12(d)(1)(E) or (F) of the 1940 Act (“Underlying Funds”), the Fund is required by the 1940 Act to handle proxies received from Underlying Funds in a certain manner.  It is the policy of the Adviser to vote all proxies received from Underlying Funds in the same proportion that all other shares of the Underlying Funds are voted, or in accordance with instructions received from other shareholders of the Underlying Fund, pursuant to Section 12(d)(1)(E) or (F) of the 1940 Act.

E.	Periodic Reviews and Board Reports

1.	Annual Compliance Review: On an annual basis, the Adviser shall complete a review of the proxies voted during the prior year to determine if proxies were voted in a manner consistent with this Policy (the “Compliance Review”). The Compliance Review shall be completed by personnel of the Adviser that have no authority for voting decisions as part of the Adviser’s process for voting proxies. The Compliance Review may be conducted using a random sampling of proxies voted by the Adviser during the period. Any exceptions noted during the compliance review with respect to the Adviser-Sponsored Funds will be reported to the Board in the Annual Report (described below).

2.	Annual Review of Policy: Each year, the Adviser’s Chief Compliance Officer (or his designee) shall conduct a review of this Policy and shall report to the Board any recommended changes to the Policy that arise out of the review, including any recommended updates to the established Guidelines (see Section V. below, “Guidelines”). As part of the Annual Review, the Chief Compliance Officer (or his designee) shall consider industry developments regarding proxy voting through such methods as it determines appropriate, including, for example, publications from the International Corporate Governance Network’s Global Corporate Governance Principles and the Council of Institutional Investors’ Corporate Governance Policies regarding common shareholder proposals.

3.	Annual Board Report: The Adviser will provide an annual report to the Board regarding the results of the Annual Compliance Review and the Annual Review of Policy (each described above). The annual report will also include a summary of any known voting exceptions taken from the established Guidelines (see Section V. below, “Guidelines”). In addition, the annual report shall discuss any conflicts of interest identified between the Adviser and an Adviser-Sponsored Fund with respect to a particular proxy proposal and explain how the conflict was resolved (see Section III.A above, “Procedures – Conflicts of Interest”).

IV.	RECORD KEEPING

In accordance with Rule 204-2 under the Advisers Act, the Adviser will maintain for the time periods set forth in the Rule (i) these proxy voting procedures and policies, and all amendments thereto; (ii) all proxy statements received regarding securities held by the Fund (provided however, that the Adviser may rely on the proxy statement filed on EDGAR as its records); (iii) a record of all votes cast on behalf of each Fund; (iv) records of all client requests for proxy voting information; (v) any documents prepared by the Adviser that were material to making a decision how to vote or that memorialized the basis for the decision; and (vi) all records relating to requests made to the Funds regarding conflicts of interest in voting the proxy.

The Adviser will describe in its Part II of Form ADV (or other brochure fulfilling the requirement of Rule 204-3) its proxy voting policies and procedures and will inform each Fund as to how they may obtain information on how the Adviser voted proxies with respect to securities held by each Fund.  Clients may obtain information on how their securities were voted or a copy of the Adviser’s Policies and Procedures by written request addressed to the Adviser.  The Adviser will coordinate with each Fund to assist in the provision of all information required to be filed on Form N-PX.

V.	PROXY VOTING GUIDELINES

The following proxy voting guidelines (the “Guidelines”) apply to each proposal on which the Adviser is authorized to act unless the Adviser determines that a different voting result is in the best interest of the Fund holding the securities to which the proposal relates.

These Guidelines are not intended to address every potential proposal that an Adviser may need to consider and are not in every instance intended to be construed as rigid voting rules.  In respect of proposals that the Adviser determines are reasonably likely to have a material economic effect on a Fund’s investment and that are not addressed below, the Adviser will generally vote in accordance with management’s recommendations.

The following Guidelines are grouped according to broad classifications for each type of proposal.

A.	Board of Directors

1.	The Adviser will generally vote in favor of incumbent and board-nominated directors, unless any such director appears to have demonstrably failed to exercise reasonable business judgment or care or the Adviser determines that the director has failed to take action that is in the best interest of the issuer for which he or she serves as a Director.

2.	The Adviser will generally vote in favor of charter or bylaw amendments or other proposals that seek to expand the indemnification available to directors or otherwise limit their liability, but the Adviser may oppose such proposals if they would provide indemnity or limit liability for breaches of the duty of loyalty or care, intentional misconduct, or interested-director transactions.

3.	The Adviser will generally vote in favor of proposals that call for directors to be elected by an affirmative majority of votes cast. The Adviser may vote against a proposal that requires majority voting in contested elections.

4.	The Adviser will generally vote against the imposition of supermajority voting requirements and will vote for proposals seeking the removal of supermajority voting requirements.

5.	The Adviser will generally oppose proposals that seek to establish cumulative voting rights for shareholders.

6.	The Adviser will generally vote against shareholder proposals to impose age or term limits or to establish a mandatory retirement age for directors on a board or committee, to change the size of a board or committee, or to limit the pool of directors that can be chosen for a board or committee.

7.	The Adviser will generally vote for the declassification of an existing “classified board” (i.e., one on which directors are divided into classes, each of which is elected on a staggered schedule). Similarly, the Adviser will generally vote against any proposal to implement a classified board.

8.	In contested director elections, the Adviser will vote proxies on a case-by-case basis evaluating factors including, but not limited to, qualifications of the nominees, reasons a dissident shareholder is pursuing a contested election, the nature of the dissident shareholder’s concerns, and whether a change in the board would be likely to address the dissident shareholder’s concerns.

9.	The Adviser will vote proxy access proposals (those that seek to provide shareholders with greater access to the ability to nominate directors) on a case-by-case basis with consideration given to, among other things, the economic and long-term interests of the Funds which holds the securities to which proposal relates.

B.	Auditors and Audit-Related Issues

1.	The Adviser will typically vote in favor of the approval or ratification of a company’s auditors, except it may withhold its vote in cases where management is seeking to replace the current auditors and there has been a dispute over audit policies or practices or disagreement regarding the company’s recent financial statements.

C.	Proposals Regarding Changes to a Company’s Capital Structure

1.	The Adviser will typically oppose proposals to issue “blank check” preferred stock (preferred stock with unspecified voting, conversion and/or other features), except in cases where the company has publicly stated that the blank check preferred shares will not be used for anti-takeover purposes or has identifiable legitimate financing objectives for the issuance of such blank check preferred shares.

2.	The Adviser will generally vote against proposals that seek to establish a class of common stock with separate or superior voting rights to existing common stock.

3.	The Adviser will generally vote against proposals that would allow for the use of a poison pill and vote for proposals that would eliminate a company’s ability to use a poison pill or restrict the conditions under which a poison pill may be used (e.g., by requiring shareholder approval).

4.	The Adviser will evaluate proposals to eliminate dual-class voting structures on a case-by-case basis and shall consider the costs associated with a restructuring of the current voting structure and the expected benefits to shareholders.

5.	The Adviser will oppose proposals requesting increases in authorized common or preferred stock where management provides no acceptable explanation for the expected use of or need for these additional shares or in cases where the Adviser determines that the additional stock is intended to be used to establish an anti-takeover mechanism for the company.

6.	The Adviser will generally vote in favor of stock splits or reverse stock splits if the proposal would not substantively impact the economic value or voting rights of the stock that would be impacted by the split.

D.	Compensation of Directors and Employees

1.	The Adviser will generally vote in favor of stock incentive plans submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, unless the Adviser determines that the performance criteria is inappropriate or poorly defined under the plan or that the maximum incentive payments are not excessive.

2.	The Adviser will generally vote in favor of employee stock purchase plans that permit an issuer’s employees to purchase stock of the issuer at a discount to market value.

3.	The Adviser will consider proposals regarding severance agreements that provide for compensation to management (golden parachutes) on a case-by-case basis taking into account the following considerations:

a.	The Adviser will generally vote in favor of proposals requesting that implementation of such arrangements be subject to shareholder approval;

b.	The Adviser will generally vote in favor of proposals requiring shareholder approval of plans in which the severance payment would exceed 300% of the executive’s current salary and bonus (including equity compensation); and

c.	For proposals regarding approval of proposed severance plans, the Adviser will evaluate such proposals on a case-by-case basis taking into consideration whether it considers the proposed plan to be in the best interests of shareholders, whether the compensation payable thereunder is comparable to similar plans of peer companies, whether such compensation is excessive, whether compensation is payable irrespective of the recipient’s continued employment with the employer, and whether such plan may have the effect of rewarding management that has failed to effectively manage the company.

4.	The Adviser will generally vote in favor of claw back proposals (those designed to seek recoupment of bonuses paid to company executives) regarding fraudulent or deceptive business practices.

E.	Political, Environmental or Social Issues

1.	Proposals in this category typically request that the issuer disclose or amend certain business practices. The Adviser generally believes that these are “ordinary business matters” that are primarily the responsibility of the issuer’s management and should be evaluated and approved primarily by the issuer’s board of directors. Often, these proposals may address concerns with which the Adviser’s personnel philosophically agree, but absent a compelling economic effect on shareholder value, the Adviser will typically abstain from voting on these proposals. This reflects the belief that regardless of the Adviser’s (or its employees’) perspective on an issue, these decisions should be the province of the issuer’s management unless they have a significant, tangible effect on the value of an investment in the issuer and management has not been responsive to the matter.

F.	Proposals Regarding Voting Procedures & Miscellaneous

1.	The Adviser will generally vote for proposals that seek to establish or enhance the confidentiality of the shareholder voting process.

2.	The Adviser will generally vote in favor of proposals seeking to eliminate preemptive rights for shareholders. Although the Adviser generally supports elimination of preemptive rights, it may oppose the elimination of limited preemptive rights (for example, preemptive rights that are invoked on proposed secondary issuances in situations where the secondary issuance would result in more than an acceptable level of dilution of existing shareholder’s rights).

3.	The Adviser will generally vote for proposals seeking to provide shareholders with the right to call a special meeting.

4.	The Adviser will generally vote against proposals that seek to establish “fair price” provisions in the event of a corporate takeover.

5.	The Adviser will generally vote against proposals that seek to permit “greenmail” (proposals that would allow a company to repurchase shares at a premium from a large shareholder who is seeking to take over a company through a proxy contest or other means).

6.	The Adviser will generally vote for proposals that seek to establish the date and location of a company’s annual meeting.

PROXY VOTING

Background
An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  The authority to vote the proxies of our clients is established through investment management agreements or comparable documents.  In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

Policy

As a fixed income only manager, the occasion to vote proxies is very rare.  However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”).  In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts.  Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset affiliated companies) regarding the voting of any securities owned by its clients.

Procedure

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process.  The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”).  Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

The Investment Management Agreement for each client is reviewed at account start-up for proxy voting instructions.  If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting.  The Legal and Compliance Department maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis.  If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.
Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest.  (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.
If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.
Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote.  Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures.  For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients.  The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2.  These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:
1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Committee on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part 2A of Form ADV.  Clients will be provided a copy of these policies and procedures upon request.  In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest.  Issues to be reviewed include, but are not limited to:

1.
Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.
Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager.  The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders.  Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I.	Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors.  In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors.  More specific guidelines related to certain board-approved proposals are as follows:

1.  Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.
Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance.  Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.
Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company.  As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II.	Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement.  These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations.  Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.           Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.           Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III.	Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies.  Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.           Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.           Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV.	Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework.  These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.           Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.           Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.           Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.           Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Retirement Accounts

For accounts subject to ERISA, as well as other Retirement Accounts, Western Asset is presumed to have the responsibility to vote proxies for the client.  The Department of Labor (“DOL”) has issued a bulletin that states that investment managers have the responsibility to vote proxies on behalf of Retirement Accounts unless the authority to vote proxies has been specifically reserved to another named fiduciary.  Furthermore, unless Western Asset is expressly precluded from voting the proxies, the DOL has determined that the responsibility remains with the investment manager.

In order to comply with the DOL’s position, Western Asset will be presumed to have the obligation to vote proxies for its Retirement Accounts unless Western Asset has obtained a specific written instruction indicating that: (a) the right to vote proxies has been reserved to a named fiduciary of the client, and (b) Western Asset is precluded from voting proxies on behalf of the client.  If Western Asset does not receive such an instruction, Western Asset will be responsible for voting proxies in the best interests of the Retirement Account client and in accordance with any proxy voting guidelines provided by the client.

JNL SERIES TRUST

PART C
OTHER INFORMATION

Note: Items 28-35 have been answered with respect to all investment portfolios (Series) of the Registrant.

Item 28. Exhibits

(a)			Agreement and Declaration of Trust of Registrant dated June 1, 1994.[1]

(b)	(1)	(i)	Amended and Restated By-Laws of Registrant, approved and adopted on November 27, 2012.[14]

		(ii)	Amendment, approved and adopted on December 9, 2015, to Amended and Restated By-Laws of Registrant, approved and adopted on November 27, 2012.[25]

(c)			Not Applicable.

			Jackson National Asset Management, LLC ("JNAM")

(d)	(1)	(i)	Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[16]

		(ii)	Amendment, effective September 16, 2013, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[16]

		(iii)	Amendment, effective April 28, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013. [18]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[20]

		(v)	Amendment, effective September 15, 2014, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[20]

		(vi)	Amendment, effective April 27, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[22]

		(vii)	Amendment, effective July 1, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[24]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[24]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013.[26]

		(x)	Amendment, effective September 19, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013, attached hereto.

(d)	(2)	(i)	Investment Advisory Agreement between JNAM, and JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., effective April 28, 2014.[18]

		(ii)	Amendment, effective June 4, 2014, to Investment Advisory Agreement between JNAM, and JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., effective April 28, 2014.[20]

		(iii)
Amendment, effective September 28, 2015, to Investment Advisory Agreement between JNAM, and JNL/AB Dynamic Asset Allocation Fund Ltd. (formerly, the JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd.), effective April 28, 2014.[24]

(d)	(3)	(i)	Investment Advisory Agreement between JNAM, and JNL/AQR Managed Futures Strategy Fund Ltd., effective June 10, 2011.[9]

		(ii)	Amendment, effective May 30, 2013, to Investment Advisory Agreement between JNAM, and JNL/AQR Managed Futures Strategy Fund Ltd., effective June 10, 2011.[16]

		(iii)	Amended and Restated Investment Advisory Agreement between JNAM, and JNL/AQR Managed Futures Strategy Fund Ltd., effective July 1, 2013.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Advisory Agreement between JNAM, and JNL/AQR Managed Futures Strategy Fund Ltd., effective July 1, 2013.[20]

(d)	(4)	(i)	Investment Advisory Agreement between JNAM, and JNL/BlackRock Global Allocation Fund Ltd., effective June 10, 2011.[9]

		(ii)	Amendment, effective May 30, 2013, to Investment Advisory Agreement between JNAM, and JNL/BlackRock Global Allocation Fund Ltd., effective June 10, 2011.[16]

		(iii)	Amended and Restated to Investment Advisory Agreement between JNAM, and JNL/BlackRock Global Allocation Fund Ltd., effective July 1, 2013.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated to Investment Advisory Agreement between JNAM, and JNL/BlackRock Global Allocation Fund Ltd., effective July 1, 2013.[20]

			AllianceBernstein L.P. ("AllianceBernstein")

(d)	(5)	(i)	Investment Sub-Advisory Agreement between JNAM and AllianceBernstein, effective April 28, 2014.[18]

		(ii)	Amendment, effective June 4, 2014, to Investment Sub-Advisory Agreement between JNAM and AllianceBernstein, effective April 28, 2014.[20]

		(iii)	Amendment, effective September 28, 2015, to Investment Sub-Advisory Agreement between JNAM and AllianceBernstein, effective April 28, 2014.[24]

(d)	(6)	(i)	Investment Sub-Advisory Agreement between JNAM and AllianceBernstein, with respect to JNL/AllianceBernstein Asset Allocation Fund Ltd., effective April 28, 2014.[18]

		(ii)
Amendment, effective June 4, 2014, to Investment Sub-Advisory Agreement between JNAM and AllianceBernstein, with respect to JNL/AllianceBernstein Asset Allocation Fund Ltd., effective April 28, 2014.[20]

		(iii)
Amendment, effective September 28, 2015, to Investment Sub-Advisory Agreement between JNAM and AllianceBernstein, with respect to JNL/AB Dynamic Asset Allocation Fund Ltd. (formerly, the JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd.), effective April 28, 2014.[24]

			AQR Capital Management, LLC ("AQR")

(d)	(7)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective December 1, 2012.[16]

		(iii)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, effective July 1, 2013.[20]

(d)	(8)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, with respect to JNL/AQR Managed Futures Strategy Fund Ltd., effective December 1, 2012.[14]

		(ii)
Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, with respect to JNL/AQR Managed Futures Strategy Fund Ltd., effective December 1, 2012.[16]

		(iii)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, with respect to JNL/AQR Managed Futures Strategy Fund Ltd., effective July 1, 2013.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and AQR, with respect to JNL/AQR Managed Futures Strategy Fund Ltd., effective July 1, 2013.[20]

			BlackRock Investment Management, LLC ("BlackRock")

(d)	(9)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective December 1, 2012.[15]

		(ii)	Amendment, effective April 29, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective December 1, 2012.[15]

		(iii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective December 1, 2012.[16]

		(iv)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[16]

		(v)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[16]

		(vi)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[20]

		(vii)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[24]

		(viii)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, effective July 1, 2013.[24]

(d)	(10)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, with respect to JNL/BlackRock Global Allocation Fund Ltd., effective December 1, 2012.[15]

		(ii)
Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, with respect to JNL/BlackRock Global Allocation Fund Ltd., effective December 1, 2012.[16]

		(iii)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, with respect to JNL/BlackRock Global Allocation Fund Ltd., effective July 1, 2013.[16]

		(iv)
Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and BlackRock, with respect to JNL/BlackRock Global Allocation Fund Ltd., effective July 1, 2013.[20]

			BlueBay Asset Management LLP ("BlueBay")

(d)	(11)	(i)	Investment Sub-Advisory Agreement between JNAM and BlueBay, effective April 27, 2015.[22]

(d)	(12)	(i)	Investment Sub-Sub-Advisory Agreement between BlueBay and BlueBay Asset Management USA LLC, effective April 27, 2015.[22]

			Brookfield Investment Management Inc. ("Brookfield")

(d)	(13)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Brookfield, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Brookfield, effective December 1, 2012.[16]

		(iii)	Amendment, effective April 28, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Brookfield, effective December 1, 2012.[18]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Brookfield, effective December 1, 2012.[20]

			Capital Guardian Trust Company ("Capital Guardian")

(d)	(14)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Capital Guardian, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Capital Guardian, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Capital Guardian, effective December 1, 2012.[20]

		(iv)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Capital Guardian, effective December 1, 2012.[24]

		(v)	Amendment, effective April 25, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Capital Guardian, effective December 1, 2012.[26]

			Causeway Capital Management LLC ("Causeway")

(d)	(15)	(i)	Investment Sub-Advisory Agreement between JNAM and Causeway, effective September 28, 2015.[24]

			Century Capital Management, LLC ("Century")

(d)	(16)	(i)	Investment Sub-Advisory Agreement between JNAM and Century, effective December 31, 2015.[26]

			Champlain Investment Partners, LLC ("Champlain")

(d)	(17)	(i)	Investment Sub-Advisory Agreement between JNAM and Champlain, effective September 19, 2016, attached hereto.

			Chicago Equity Partners, LLC ("Chicago")

(d)	(18)	(i)	Investment Sub-Advisory Agreement between JNAM and Chicago, effective September 28, 2015.[24]

		(ii)	Amendment, effective July 11, 2016, to Investment Sub-Advisory Agreement between JNAM and Chicago, effective September 28, 2015, attached hereto.

			ClearBridge Investments, LLC ("ClearBridge")

(d)	(19)	(i)	Investment Sub-Advisory Agreement between JNAM and ClearBridge, effective September 19, 2016, attached hereto.

			Cooke & Bieler, L.P. ("Cooke")

(d)	(20)	(i)	Investment Sub-Advisory Agreement between JNAM and Cooke, effective September 28, 2015.[24]

			Cortina Asset Management, LLC ("Cortina")

(d)	(21)	(i)	Investment Sub-Advisory Agreement between JNAM and Cortina, effective September 28, 2015.[24]

			Crescent Capital Group, LP ("Crescent")

(d)	(22)	(i)	Investment Sub-Advisory Agreement between JNAM and Crescent, effective April 25, 2016.[26]

			Dimensional Fund Advisors L.P. ("DFA")

(d)	(23)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and DFA, effective December 1, 2012.[20]

			DoubleLine Capital LP ("DoubleLine")

(d)	(24)	(i)	Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[24]

		(ii)	Amendment, effective January 1, 2016, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[26]

		(iii)	Amendment, effective April 25, 2016, to Investment Sub-Advisory Agreement between JNAM and DoubleLine, effective September 28, 2015.[26]

			First Pacific Advisors, LLC ("First Pacific")

(d)	(25)	(i)	Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[22]

		(ii)	Amendment, effective April 25, 2016, to Investment Sub-Advisory Agreement between JNAM and First Pacific, effective April 27, 2015.[26]

			Franklin Advisers, Inc. ("Franklin Advisers")

(d)	(26)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012.[20]

		(iv)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012, attached hereto.

			Franklin Mutual Advisers, LLC ("Franklin Mutual")

(d)	(27)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Mutual, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Mutual, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Mutual, effective December 1, 2012.[20]

		(iv)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Mutual, effective December 1, 2012, attached hereto.

			Franklin Templeton Institutional, LLC ("Franklin Templeton")

(d)	(28)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[16]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012.[20]

		(v)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012, attached hereto.

			Templeton Global Advisers Limited ("Templeton")

(d)	(29)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Templeton, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Templeton, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Templeton, effective December 1, 2012.[20]

			Templeton Investment Counsel, LLC ("Templeton Counsel")

(d)	(30)	(i)	Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013.[16]

		(ii)	Amendment, effective June 4, 2014, to Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013.[20]

		(iii)	Amendment, effective September 19, 2016, to Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013, attached hereto.

			Goldman Sachs Asset Management, L.P. ("Goldman Sachs")

(d)	(31)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[20]

		(v)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012.[24]

		(vi)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012, attached hereto.

(d)	(32)	(i)	Amended and Restated Investment Sub-Sub-Advisory Agreement between JNAM, Goldman Sachs and Goldman Sachs Asset Management International, effective December 1, 2012.[15]

		(ii)
Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Sub-Advisory Agreement between JNAM, Goldman Sachs and Goldman Sachs Asset Management International, effective December 1, 2012.[16]

		(iii)
Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Sub-Advisory Agreement between JNAM, Goldman Sachs and Goldman Sachs Asset Management International, effective December 1, 2012.[20]

			Granahan Investment Management, Inc. ("Granahan")

(d)	(33)	(i)	Investment Sub-Advisory Agreement between JNAM and Granahan, effective September 28, 2015.[24]

			Harris Associates L.P. ("Harris")

(d)	(34)	(i)	Investment Sub-Advisory Agreement between JNAM and Harris, effective April 27, 2015.[22]

			Invesco Advisers, Inc. ("Invesco")

(d)	(35)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[16]

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[16]

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[20]

		(vi)	Amendment, effective January 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[22]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[22]

		(viii)	Amendment, effective January 1, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[26]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Invesco, effective December 1, 2012.[26]

(d)	(36)	(i)	Amended and Restated Investment Sub-Sub-Advisory Agreement by and among Invesco and Invesco Asset Management Ltd. (as agreed to by Registrant), effective December 1, 2012.[15]

		(ii)
Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Sub-Advisory Agreement by and among Invesco and Invesco Asset Management Ltd. (as agreed to by Registrant), effective December 1, 2012.[16]

		(iii)
Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Sub-Advisory Agreement by and among Invesco and Invesco Asset Management Ltd. (as agreed to by Registrant), effective December 1, 2012.[20]

			Invesco Hong Kong Limited ("Invesco Hong Kong")

(d)	(37)	(i)	Investment Sub-Advisory Agreement between JNAM and Invesco Hong Kong, effective April 25, 2016.[26]

			Ivy Investment Management Company ("Ivy")

(d)	(38)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Ivy, effective April 25, 2016.[26]

			J.P. Morgan Investment Management Inc. ("JPMorgan")

(d)	(39)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[20]

		(v)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012.[24]

		(vi)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012, attached hereto.

			Lazard Asset Management LLC ("Lazard")

(d)	(40)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[16]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[20]

		(v)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[22]

		(vi)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Lazard, effective December 1, 2012.[24]

			LMCG Investments, LLC ("LMCG")

(d)	(41)	(i)	Investment Sub-Advisory Agreement between JNAM and LMCG, effective September 28, 2015.[24]

			Mellon Capital Management Corporation ("Mellon Capital")

(d)	(42)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[14]

		(ii)	Amendment, effective January 1, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[14]

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[14]

		(iv)	Amendment, effective February 20, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[15]

		(v)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[16]

		(vi)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[16]

		(vii)	Amendment, effective December 17, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[18]

		(viii)	Amendment, effective April 28, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[18]

		(ix)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[20]

		(x)	Amendment, effective September 15, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[20]

		(xi)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[22]

		(xii)	Amendment, effective July 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[24]

		(xiii)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012.[24]

		(xiv)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012, attached hereto.

			Milliman Financial Risk Management LLC ("Milliman")

(d)	(43)	(i)	Investment Sub-Advisory Agreement between JNAM and Milliman, effective April 28, 2014.[18]

		(ii)	Amendment, effective June 4, 2014, to Investment Sub-Advisory Agreement between JNAM and Milliman, effective April 28, 2014.[20]

			Morgan Stanley Investment Management Inc. ("MSIM")

(d)	(44)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and MSIM, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and MSIM, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and MSIM, effective December 1, 2012.[20]

		(iv)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and MSIM, effective December 1, 2012.[24]

			Neuberger Berman Fixed Income LLC ("NBFI")

(d)	(45)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBFI, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBFI, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and NBFI, effective December 1, 2012.[20]

			OppenheimerFunds, Inc. ("Oppenheimer")

(d)	(46)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Oppenheimer, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Oppenheimer, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Oppenheimer, effective December 1, 2012.[20]

		(iv)	Amendment, effective January 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Oppenheimer, effective December 1, 2012.[22]

		(v)	Amendment, effective April 27, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Oppenheimer, effective December 1, 2012.[22]

		(vi)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Oppenheimer, effective December 1, 2012.[24]

		(vii)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Oppenheimer, effective December 1, 2012, attached hereto.

			Pacific Investment Management Company LLC ("PIMCO")

(d)	(47)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[16]

		(iii)	Amendment, effective December 17, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[18]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[20]

		(v)	Amendment, effective January 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and PIMCO, effective December 1, 2012.[22]

			PPM America, Inc. ("PPM")

(d)	(48)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and PPM, effective April 25, 2016.[26]

			Red Rocks Capital LLC ("Red Rocks")

(d)	(49)	(i)	Investment Sub-Advisory Agreement between JNAM and Red Rocks, effective July 31, 2015.[24]

		(ii)	Amendment, effective October 1, 2015, to Investment Sub-Advisory Agreement between JNAM and Red Rocks, effective July 31, 2015.[24]

			Robeco Investment Management, Inc. ("Robeco")

(d)	(50)	(i)	Investment Sub-Advisory Agreement between JNAM and Robeco, effective September 15, 2014.[20]

			Scout Investments, Inc. ("Scout")

(d)	(51)	(i)	Investment Sub-Advisory Agreement between JNAM and Scout, effective April 28, 2014.[18]

		(ii)	Amendment, effective June 4, 2014, to Investment Sub-Advisory Agreement between JNAM and Scout, effective April 28, 2014.[20]

			Standard & Poor's Investment Advisory Services, LLC ("SPIAS")

(d)	(52)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and SPIAS, effective December 1, 2012.[14]

		(ii)	Amendment, effective January 1, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and SPIAS, effective December 1, 2012.[14]

		(iii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and SPIAS, effective December 1, 2012.[16]

		(iv)	Amendment, effective April 28, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and SPIAS, effective December 1, 2012.[18]

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and SPIAS, effective December 1, 2012.[20]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and SPIAS, effective December 1, 2012.[20]

			T. Rowe Price Associates, Inc. ("T. Rowe Price")

(d)	(53)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[14]

		(ii)	Amendment, effective May 1, 2013, to Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[14]

		(iii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[20]

		(v)	Amendment, effective September 28, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[24]

		(vi)	Amendment, effective January 1, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and T. Rowe Price, effective December 1, 2012.[26]

			Victory Capital Management Inc. ("Victory")

(d)	(54)	(i)	Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016, attached hereto.

		(ii)	Amendment, effective September 19, 2016, to Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016, attached hereto.

			Wellington Management Company, LLP ("Wellington")

(d)	(55)	(i)	Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[15]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[16]

		(iii)	Amendment, effective June 3, 2013, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[16]

		(iv)	Amendment, effective June 4, 2014, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[20]

		(v)	Amendment, effective January 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[21]

		(vi)	Amendment, effective October 1, 2015, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Wellington, effective December 1, 2012.[24]

			Westchester Capital Management, LLC ("Westchester")

(d)	(56)	(i)	Investment Sub-Advisory Agreement between JNAM and Westchester, effective April 27, 2015.[22]

		(ii)	Amendment, effective March 2, 2016, to Investment Sub-Advisory Agreement between JNAM and Westchester, effective April 27, 2015.[26]

			Western Asset Management Company ("Western")

(d)	(57)	(i)	Investment Sub-Advisory Agreement between JNAM and Western, effective April 27, 2015.[22]

(e)	(1)	(i)	Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[14]

		(ii)	Amendment, effective May 30, 2013, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[16]

		(iii)	Amendment, effective September 16, 2013, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[16]

		(iv)	Amendment, effective April 28, 2014, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[18]

		(v)	Amendment, effective June 4, 2014, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[20]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[20]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[22]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[24]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013.[26]

		(x)	Amendment, effective September 19, 2016, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013, attached hereto.

(f)			Not Applicable.

(g)	(1)	(i)	Master Global Custody Agreement between Registrant and JPMorgan Chase Bank, N.A. ("JPMorgan Chase"), dated August 12, 2009.[3]

		(ii)	International Proxy Voting Addendum, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(iii)	Mutual Fund Rider, dated August 12, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[3]

		(iv)	Amendment, dated September 28, 2009, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[4]

		(v)	Amendment, dated May 1, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[5]

		(vi)	Amendment, dated October 11, 2010, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[6]

		(vii)	Amendment, effective April 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[8]

		(viii)	Amendment, effective August 29, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[9]

		(ix)	Amendment, effective October 1, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[10]

		(x)	Amendment, effective December 12, 2011, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[10]

		(xi)	Amendment, effective April 30, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[12]

		(xii)	Amendment, effective August 29, 2012, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

		(xiii)	Amendment, effective April 29, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[14]

		(xiv)	Amendment, effective September 16, 2013, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[16]

		(xv)	Amendment, effective April 28, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[18]

		(xvi)	Amendment, effective September 2, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[20]

		(xvii)	Amendment, effective September 15, 2014, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[20]

		(xviii)	Amendment, effective April 27, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[22]

		(xix)	Amendment, effective June 19, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xx)	Amendment, effective July 1, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xxi)	Amendment, effective September 28, 2015, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[24]

		(xxii)	Amendment, effective April 25, 2016, to the Master Global Custody Agreement between Registrant and JPMorgan Chase, dated August 12, 2009.[26]

(g)	(2)	(i)
Master Global Custody Agreement between JPMorgan Chase, and JNL/AQR Managed Futures Strategy Fund Ltd. and JNL/BlackRock Global Allocation Fund, Ltd. ("Cayman Custody Agreement"), effective June 16, 2011; and International Proxy Voting Addendum, dated June 16, 2011.[9]

		(ii)	Amendment, effective December 13, 2012, to the Cayman Custody Agreement dated June 16, 2011, to add JNL ASF, LLC as a party.[16]

		(iii)	Amendment, effective April 22, 2013, to the Cayman Custody Agreement dated June 16, 2011, to add JNL ASF II (SBP), LLC as a party.[16]

		(iv)
Amendment, effective July 1, 2013, to the Cayman Custody Agreement dated June 16, 2011, to add JNL/BlackRock Commodity Securities Strategy Fund Ltd., JNL/Ivy Asset Strategy Fund Ltd., Curian/AQR Risk Parity Fund Ltd., and Curian/Van Eck International Gold Fund Ltd. as parties.[16]

		(v)
Amendment, effective April 28, 2014, to the Cayman Custody Agreement dated June 16, 2011, to add JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd. and Curian/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. as parties.[18]

		(vi)	Addendum, effective April 27, 2015, to the Cayman Custody Agreement, dated June 16, 2011, to reflect name changes for certain entities.[23]

		(vii)	Addendum, effective June 19, 2015, to the Cayman Custody Agreement, dated June 16, 2011, to remove the JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd. as a party.[24]

		(viii)	Addendum, effective September 28, 2015, to the Cayman Custody Agreement, dated June 16, 2011, to remove the JNL/BlackRock Commodity Securities Strategy Fund Ltd. as a party.[24]

		(ix)	Addendum, effective April 25, 2016, to the Cayman Custody Agreement dated June 16, 2011.[26]

(g)	(3)	(i)	Custody Agreement between Registrant and State Street Bank and Trust Company ("State Street"), dated December 30, 2010.[7]

		(ii)	Amendment, effective September 2, 2014, to the Custody Agreement between Registrant and State Street, dated December 30, 2010.[20]

		(iii)
Revised Amendment, dated April 27, 2015, to Custody Agreement between Registrant and State Street, dated December 30, 2010, to add additional registered investment companies, JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., and JNL/Neuberger Berman Risk Balanced Commodity Strategy Fund Ltd. (collectively, "RICs and Cayman Entities") as parties.[24]

		(iv)	Amendment, dated September 28, 2015, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[24]

		(v)	Amendment, dated April 25, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010.[26]

		(vi)	Amendment, dated September 19, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010, attached hereto.

(h)	(1)	(i)	Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(ii)	Amendment, effective March 1, 2012, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[13]

		(iii)	Amendment, effective April 30, 2012, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[12]

		(iv)	Amendment, effective April 29, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[14]

		(v)	Amendment, effective May 30, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective February 28, 2012.[16]

		(vi)	Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[16]

		(vii)	Amendment, effective September 5, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[16]

		(viii)	Amendment, effective September 16, 2013, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[16]

		(ix)	Amendment, effective April 28, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[18]

		(x)	Amendment, effective June 4, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[20]

		(xi)	Amendment, effective September 15, 2014, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[20]

		(xii)	Amendment, effective April 27, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[22]

		(xiii)	Amendment, effective September 28, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[24]

		(xiv)	Amendment, effective October 1, 2015, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[24]

		(xv)	Amendment, effective April 25, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013.[26]

		(xvi)	Amendment, effective September 19, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013, attached hereto.

(h)	(2)	(i)	Administration Agreement between JNAM and JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., effective April 28, 2014.[18]

		(ii)	Amendment, effective June 4, 2014, to Administration Agreement between JNAM and JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., effective April 28, 2014.[20]

		(iii)	Amendment, effective June 4, 2014, to Administration Agreement between JNAM and JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd., effective April 28, 2014.[20]

		(iv)
Amendment, effective September 28, 2015, to Administration Agreement between JNAM and JNL/AB Dynamic Asset Allocation Fund Ltd. (formerly, the JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd.), effective April 28, 2014.[24]

(h)	(3)	(i)	Administration Agreement between JNAM and JNL/AQR Managed Futures Strategy Fund Ltd., effective June 10, 2011.[9]

		(ii)	Amendment, effective June 8, 2012, to Administration Agreement between JNAM and JNL/AQR Managed Futures Strategy Fund Ltd., effective June 10, 2011.[16]

		(iii)	Amendment, effective July 1, 2013, to Administration Agreement between JNAM and JNL/AQR Managed Futures Strategy Fund Ltd., effective June 10, 2011.[16]

		(iv)	Amendment, effective June 4, 2014, to Administration Agreement between JNAM and JNL/AQR Managed Futures Strategy Fund Ltd., effective June 10, 2011.[20]

(h)	(4)	(i)	Administration Agreement between JNAM and JNL/BlackRock Global Allocation Fund, Ltd., effective June 10, 2011.[9]

		(ii)	Amendment, effective June 8, 2012, to Administration Agreement between JNAM and JNL/BlackRock Global Allocation Fund, Ltd., effective June 10, 2011.[16]

		(iii)	Amendment, effective July 1, 2013, to Administration Agreement between JNAM and JNL/BlackRock Global Allocation Fund, Ltd., effective June 10, 2011.[16]

		(iv)	Amendment, effective June 4, 2014, to Administration Agreement between JNAM and JNL/BlackRock Global Allocation Fund, Ltd., effective June 10, 2011.[20]

(h)	(5)		Anti-Money Laundering Agreement between Registrant and Jackson National Life, dated November 27, 2012.[15]

(h)	(6)	(i)	Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company and its Separate Accounts, dated April 1, 2016.[26]

(h)	(7)	(i)
Amended and Restated Contract Owner Information Agreement, pursuant to Rule 22c-2 between Registrant and Jackson National Life Insurance Company of New York and its Separate Accounts, dated April 1, 2016.[26]

(h)	(8)		Amended and Restated Expense Limitation Agreement, dated January 1, 2011, between Registrant and JNAM.[8]

(h)	(9)	(i)
Master InterFund Lending Agreement, dated as April 27, 2015, by and among the series listed of the Registrant, JNL Investors Series Trust, JNL Variable Fund LLC, JNL Strategic Income Fund LLC, Jackson Variable Series Trust and Curian Series Trust and JNAM and Curian Capital LLC.[22]

		(ii)	Amendment, effective February 2, 2016, to Master Interfund Lending Agreement dated April 27, 2015.[26]

(h)	(10)	(i)	Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[5]

		(ii)	Amendment, dated August 29, 2011, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[9]

		(iii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[16]

		(iv)	Amendment, dated April 27, 2015, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(v)	Amendment, dated September 19, 2016, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM, attached hereto.

(h)	(11)	(i)	Management Fee Waiver Agreement (for certain funds), effective April 30, 2012, between Registrant and JNAM.[11]

		(ii)	Amendment, dated June 3, 2013, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[16]

		(iii)	Amendment, dated March 16, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(iv)	Amendment, dated April 27, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[22]

		(v)	Amendment, dated October 1, 2015, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[24]

		(vi)	Amendment, dated April 25, 2016, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM.[26]

		(vii)	Amendment, dated September 19, 2016, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM, attached hereto.

(h)	(12)	(i)	Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[5]

		(ii)
First Amendment, dated January 18, 2012, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[21]

		(iii)
Second Amendment, dated December 31, 2014, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[22]

(h)	(13)	(i)
Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[5]

		(ii)
First Amendment, dated January 18, 2012, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[21]

		(iii)
Second Amendment, dated December 31, 2014, to the Master Fund Participation Agreement between Registrant, Jackson National Life Insurance Company of New York, American Funds Insurance Series, and Capital Research and Management Company, dated May 1, 2010.[22]

(h)	(14)	(i)
Participation Agreement among Jackson National Life on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective April 30, 2012.[12]

		(ii)
First Amendment, dated September 16, 2013, to Participation Agreement among Jackson National Life on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective April 30, 2012. [17]

(h)	(15)	(i)
Participation Agreement among JNLNY on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective April 30, 2012.[12]

		(ii)
First Amendment, dated September 16, 2013, to Participation Agreement among JNLNY on behalf of itself and certain of its separate accounts; the Registrant; JNAM; American Funds Insurance Series; Capital Research and Management Company; and American Funds Service Company, effective April 30, 2012. [17]

(h)	(16)	(i)
Participation Agreement, among the Registrant, on behalf of itself or its separate series, iShares Trust and iShares U.S. ETF Trust, and iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc., iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., each on behalf of its respective iShares series, dated March 4, 2014.[18]

		(ii)
Amendment, effective September 28, 2015, to Participation Agreement, among the Registrant, on behalf of itself or its separate series, iShares Trust and iShares U.S. ETF Trust, and iShares, Inc., iShares MSCI Russia Capped Index Fund, Inc., iShares U.S. ETF Company, Inc. and iShares Sovereign Screened Global Bond Fund, Inc., each on behalf of its respective iShares series, dated March 4, 2014.[24]

(h)	(17)	(i)
Investing Fund Agreement, between Market Vectors ETF Trust on behalf of each series of the Trust listed on Annex A of Agreement, and Registrant, on behalf of each of its series, effective April 28, 2014.[18]

(h)	(18)	(i)
Purchasing Fund Agreement, between State Street Bank and Trust Company, in its capacity as trustee and on behalf of the SPDR® Dow Jones Industrial Average ETF Trust and SPDR® S&P 500® ETF Trust, and the Registrant on behalf of their current and any future series as an investing fund, effective April 28, 2014.[18]

(h)	(19)	(i)
Investing Fund Agreement, between The Select Sector SPDR Trust, SPDR Series Trust and SPDR Index Shares Funds, and the Registrant on behalf of their current and any future series as an investing fund, effective April 28, 2014.[18]

(h)	(20)	(i)
12(d)(1) Investing Agreement between Registrant, on behalf of itself and its separate series listed on Schedule A of the Agreement, and the investment trusts listed on Schedule B of the Agreement (the "Vanguard Trusts"), on behalf of themselves and their respective series listed on Schedule B (each, a "Vanguard Fund"), effective April 28, 2014.[18]

(h)	(21)
Plan of Reorganization of the JNL Series Trust, dated September 13, 2013, regarding its JNL/Franklin Templeton Global Growth Fund and JNL/S&P Dividend Income & Growth Fund (the "Acquiring Funds") and its JNL/M&G Global Leaders Fund and the JNL/Mellon Capital DowSM Dividend Fund (the "Acquired Funds")).[18]

(h)	(22)
Plan of Reorganization of the JNL Series Trust, dated September 13, 2013, regarding its JNL/Mellon Capital Small Cap Index Fund (the "Acquiring Fund") and JNL Variable Fund LLC  regarding its JNL/Mellon Capital Select Small-Cap Fund (the "Acquired Fund")).[18]

(h)	(23)
Plan of Reorganization of the JNL Series Trust, dated September 13, 2013, regarding its JNL/Mellon Capital S&P 500 Index Fund (the "Acquiring Fund") and JNL Variable Fund LLC regarding its JNL/Mellon Capital VIP Fund (the "Acquired Fund")).[18]

(h)	(24)
Plan of Reorganization of the JNL Series Trust, dated April 25, 2014, regarding its JNL/Oppenheimer Global Growth Fund (the "Acquiring Fund") and its JNL/M&G Global Basics Fund (the "Acquired Fund")).[18]

(h)	(25)
Plan of Reorganization of the JNL Series Trust, dated April 27, 2015, regarding its JNL/AQR Managed Futures Strategy Fund ("the Acquiring Fund") and its JNL/Mellon Capital Global Alpha Fund (the "Acquired Fund").[22]

(h)	(26)
Plan of Reorganization of the JNL Series Trust, dated September 25, 2015, regarding its JNL/BlackRock Commodity Securities Strategy Fund ("the Acquiring Fund") and Jackson Variable Series Trust regarding its JNL/Franklin Templeton Natural Resources Fund (the "Acquired Fund").[24]

(h)	(27)
Plan of Reorganization of the JNL Series Trust, dated September 25, 2015, regarding its JNL/Mellon Capital S&P 400 MidCap Index Fund ("the Acquiring Fund") and its JNL/Mellon Capital Dow Jones U.S. Contrarian Opportunities Index Fund (the "Acquired Fund").[24]

(h)	(28)
Plan of Reorganization of the JNL Series Trust, dated September 25, 2015, regarding its JNL/S&P 4 Fund ("the Acquiring Fund") and JNL Variable Fund, LLC regarding its JNL/Mellon Capital 25 Fund (the "Acquired Fund").[24]

(h)	(29)
Plan of Reorganization of the JNL Series Trust, dated April 22, 2016, regarding its JNL/BlackRock Large Cap Select Growth Fund ("the Acquiring Fund") and its JNL/Invesco Large Cap Growth Fund (the "Acquired Fund").[26]

(h)	(30)
Plan of Reorganization of the JNL Series Trust, dated April 22, 2016, regarding its JNL/Eastspring Investments China-India Fund ("the Acquiring Fund") and its JNL/Eastspring Investments Asia Ex-Japan Fund (the "Acquired Fund").[26]

(h)	(31)
Plan of Reorganization of the JNL Series Trust, dated April 22, 2016, regarding its JNL/Mellon Capital Emerging Markets Index Fund ("the Acquiring Fund") and Jackson Variable Series Trust regarding its JNL/Mellon Capital Frontier Markets 100 Index Fund (the "Acquired Fund").[26]

(h)	(32)
Plan of Reorganization of the JNL Series Trust, dated April 22, 2016, regarding its JNL/Oppenheimer Global Growth Fund ("the Acquiring Fund") and its JNL/Capital Guardian Global Diversified Research Fund (the "Acquired Fund").[26]

(h)	(33)
Plan of Reorganization of the JNL Series Trust, dated April 22, 2016, regarding its JNL/PPM America Total Return Fund ("the Acquiring Fund") and JNL Investors Series Trust regarding its JNL/PPM America Total Return Fund (the "Acquired Fund").[26]

(h)	(34)	(i)	Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[12]

		(ii)	Amendment, effective April 30, 2012, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[12]

		(iii)	Amendment, effective April 29, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[14]

		(iv)	Amendment, effective September 16, 2013, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM dated February 28, 2012.[16]

		(v)	Amendment, effective April 28, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[18]

		(vi)	Amendment, effective September 15, 2014, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[20]

		(vii)	Amendment, effective April 27, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[22]

		(viii)	Amendment, effective September 28, 2015, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[24]

		(ix)	Amendment, effective April 25, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012.[26]

		(x)	Amendment, September 19, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012, attached hereto.

(i)			Opinion and Consent of Counsel, attached hereto.

(j)			Consent of Auditors, attached hereto.

(k)			Not Applicable.

(l)			Not Applicable.

(m)	(1)	(i)	Distribution Plan, effective April 29, 2013.[14]

		(ii)	Amendment, effective May 30, 2013, to Distribution Plan, effective April 29, 2013.[16]

		(iii)	Amendment, effective September 16, 2013, to Distribution Plan, effective April 29, 2013.[16]

		(iv)	Amendment, effective April 28, 2014, to Distribution Plan, effective April 29, 2013.[18]

		(v)	Amendment, effective June 4, 2014, to Distribution Plan, effective April 29, 2013.[20]

		(vi)	Amendment, effective September 15, 2014, to Distribution Plan, effective April 29, 2013.[20]

		(vii)	Amendment, effective April 27, 2015, to Distribution Plan, effective April 29, 2013.[22]

		(viii)	Amendment, effective September 28, 2015, to Distribution Plan, effective April 29, 2013.[24]

		(ix)	Amendment, effective April 25, 2016, to Distribution Plan, effective April 29, 2013.[26]

		(x)	Amendment, effective September 19, 2016, to Distribution Plan, effective April 29, 2013, attached hereto.

(n)	(1)	(i)	Multiple Class Plan, effective April 29, 2013.[14]

		(ii)	Amendment, effective September 16, 2013, to Multiple Class Plan, effective April 29, 2013.[16]

		(iii)	Amendment, effective April 28, 2014, to Multiple Class Plan, effective April 29, 2013.[18]

		(iv)	Amendment, effective September 15, 2014, to Multiple Class Plan, effective April 29, 2013.[20]

		(v)	Amendment, effective April 27, 2015, to Multiple Class Plan, effective April 29, 2013.[22]

		(vi)	Amendment, effective September 28, 2015, to Multiple Class Plan, effective April 29, 2013.[24]

		(vii)	Amendment, effective April 25, 2016, to Multiple Class Plan, effective April 29, 2013.[26]

		(viii)	Amendment, effective September 19, 2016, to Multiple Class Plan, effective April 29, 2013, attached hereto.

(o)			Not Applicable

(p)	(1)	(i)	Code of Ethics for Registrant, JNAM, Jackson National Life Distributors LLC, and PPM (Identified Prudential PLC North American Business Units CODE OF ETHICS AND CONDUCT), dated January 1, 2016.[26]

		(ii)	Sarbanes Oxley version of Code of Ethics for Registrant, dated September 1, 2012.[14]

(p)	(2)		Code of Ethics for AllianceBernstein, dated January, 2016, attached hereto.

(p)	(3)		Code of Ethics and Personal Securities Transactions And Private Investments Policy for AQR, dated February, 2016.[27]

(p)	(4)		Code of Business Conduct and Ethics for BlackRock, dated July 21, 2014; and BlackRock Personal Trading Policy, dated April 27, 2015, which are collectively considered BlackRock's Code of Ethics.[24]

(p)	(5)		Code of Ethics for BlueBay, dated December, 2015, attached hereto.

(p)	(6)		Code of Ethics for Brookfield, dated September, 2015.[25]

(p)	(7)		Code of Ethics for Capital Guardian, dated April, 2016, attached hereto.

(p)	(8)		Code of Ethics for Causeway, dated June, 2016, attached hereto.

(p)	(9)		Code of Ethics for Century, dated February 28, 2014.[24]

(p)	(10)		Code of Ethics for Champlain, dated January, 2016.[2][7]

(p)	(11)		Code of Ethics for Chicago, dated December, 2015.[26]

(p)	(12)		Code of Ethics for ClearBridge, dated April, 2015.[2][7]

(p)	(13)		Code of Ethics for Cooke, dated January, 2016, attached hereto.

(p)	(14)		Code of Ethics for Cortina, dated September, 2015, attached hereto.

(p)	(15)		Code of Ethics for Crescent, dated February, 2015.[25]

(p)	(16)		Code of Ethics for DFA, dated January, 2016, attached hereto.

(p)	(17)		Code of Ethics for DoubleLine, dated June, 2016, attached hereto.

(p)	(18)		Code of Ethics for First Pacific, dated February, 2016, attached hereto.

(p)	(19)		Code of Ethics for Franklin Templeton Investments, LLC (utilized by: Franklin Advisers, Franklin Mutual, Franklin Templeton, Templeton, and Templeton Counsel), dated October, 2015, attached hereto.

(p)	(20)		Code of Ethics for Goldman Sachs and Goldman Sachs Asset Management International, dated December 5, 2014.[24]

(p)	(21)		Code of Ethics for Granahan, dated October 25, 2013.[24]

(p)	(22)		Code of Ethics for Harris, dated March, 2016, attached hereto.

(p)	(23)	(i)	Code of Ethics for Invesco, dated January, 2016, attached hereto.

		(ii)	Code of Ethics for Invesco Asset Management Limited (Invesco UK Code of Ethics), dated January, 2016, attached hereto.

(p)	(24)		Code of Ethics for Invesco Hong Kong, dated January, 2015.[25]

(p)	(25)		Code of Ethics for Ivy, dated August, 2015, attached hereto.

(p)	(26)		Code of Ethics for JPMorgan, dated March, 2016, attached hereto.

(p)	(27)		Code of Ethics for Lazard, dated March, 2016.[2][7]

(p)	(28)		Code of Ethics for LMCG, dated November, 2015, attached hereto.

(p)	(29)
Code of Conduct for Mellon Capital, dated November, 2015; and Personal Securities Trading Policy, dated November, 2015, which are collectively considered Mellon Capital's Code of Ethics, attached hereto.

(p)	(30)		Code of Ethics for Milliman, dated May, 2016, attached hereto.

(p)	(31)		Code of Ethics for MSIM, dated March, 2016.[2][7]

(p)	(32)		Code of Ethics for NBFI, dated January, 2016.[2][7]

(p)	(33)		Code of Ethics for Oppenheimer, dated May, 2016, attached hereto.

(p)	(34)		Code of Ethics for PIMCO, dated July 1, 2015.[25]

(p)	(35)		Code of Ethics for Red Rocks, dated April, 2016, attached hereto.

(p)	(36)		Code of Ethics for Robeco, dated March, 2015.[24]

(p)	(37)		Code of Ethics for Scout, dated April, 2016, attached hereto.

(p)	(38)		Code of Business Ethics for McGraw-Hill Companies, dated January, 2016 and Securities Disclosure Policy, dated December, 2015, attached hereto.

(p)	(39)		Code of Ethics for T. Rowe Price, dated January, 2016.[2][7]

(p)	(40)		Code of Ethics for Victory, dated August, 2015.[2][7]

(p)	(41)		Code of Ethics for Wellington, dated July, 2015, attached hereto.

(p)	(42)		Code of Ethics for Westchester, dated October, 2015, attached hereto.

(p)	(43)		Code of Ethics (US) for Western, dated January, 2016, attached hereto.

[1]
Incorporated by reference to Registrant's Post-Effective Amendment No. 5 to its registration statement on Form N-1A (033-87244; 811-8894) ("Registration Statement") filed with the Securities and Exchange Commission ("SEC") on June 26, 1996.

[2]	Incorporated by reference to Registrant's Post-Effective Amendment No. 44 to its Registration Statement on Form N-1A filed with the SEC on September 18, 2006.
[3]	Incorporated by reference to Registrant's Post-Effective Amendment No. 73 to its Registration Statement on Form N-1A filed with the SEC on September 23, 2009.
[4]	Incorporated by reference to Registrant's Post-Effective Amendment No. 74 to its Registration Statement on Form N-1A filed with the SEC on December 18, 2009.
[5]	Incorporated by reference to Registrant's Post-Effective Amendment No. 78 to its Registration Statement on Form N-1A filed with the SEC on April 30, 2010.
[6]	Incorporated by reference to Registrant's Post-Effective Amendment No. 83 to its Registration Statement on Form N-1A filed with the SEC on October 8, 2010.
[7]	Incorporated by reference to Registrant's Post-Effective Amendment No. 86 to its Registration Statement on Form N-1A filed with the SEC on January 3, 2011.
[8]	Incorporated by reference to Registrant's Post-Effective Amendment No. 89 to its Registration Statement on Form N-1A filed with the SEC on April 29, 2011.
[9]	Incorporated by reference to Registrant's Post-Effective Amendment No. 95 to its Registration Statement on Form N-1A filed with the SEC on August 26, 2011.
[10]	Incorporated by reference to Registrant's Post-Effective Amendment No. 99 to its Registration Statement on Form N-1A filed with the SEC on December 9, 2011.
[11]	Incorporated by reference to Registrant's Post-Effective Amendment No. 101 to its Registration Statement on Form N-1A filed with the SEC on December 22, 2011.
[12]	Incorporated by reference to Registrant's Post-Effective Amendment No. 104 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2012.
[13]	Incorporated by reference to Registrant's Post-Effective Amendment No. 106 to its Registration Statement on Form N-1A filed with the SEC on August 24, 2012.
[14]	Incorporated by reference to Registrant's Post-Effective Amendment No. 108 to its Registration Statement on Form N-1A filed with the SEC on December 19, 2012.
[15]	Incorporated by reference to Registrant's Post-Effective Amendment No. 111 to its Registration Statement on Form N-1A filed with the SEC on April 26, 2013.
[16]	Incorporated by reference to Registrant's Post-Effective Amendment No. 116 to its Registration Statement on Form N-1A filed with the SEC on September 13, 2013.
[17]	Incorporated by reference to Registrant's Post-Effective Amendment No. 118 to its Registration Statement on Form N-1A filed with the SEC on December 20, 2013.
[18]	Incorporated by reference to Registrant's Post-Effective Amendment No. 121 to its Registration Statement on Form N-1A filed with the SEC on April 25, 2014.
[19]	Incorporated by reference to Registrant's Post-Effective Amendment No. 123 to its Registration Statement on Form N-1A filed with the SEC on June 5, 2014.
[20]	Incorporated by reference to Registrant's Post-Effective Amendment No. 125 to its Registration Statement on Form N-1A filed with the SEC on September 12, 2014.
[21]	Incorporated by reference to Registrant's Post-Effective Amendment No. 127 to its Registration Statement on Form N-1A filed with the SEC on January 16, 2015.
[22]	Incorporated by reference to Registrant's Post-Effective Amendment No. 129 to its Registration Statement on Form N-1A filed with the SEC on April 24, 2015.
[23]	Incorporated by reference to Registrant's Post-Effective Amendment No. 131 to its Registration Statement on Form N-1A filed with the SEC on June 10, 2015.
[24]	Incorporated by reference to Registrant's Post-Effective Amendment No. 134 to its Registration Statement on Form N-1A filed with the SEC on September 25, 2015.
[25]	Incorporated by reference to Registrant's Post-Effective Amendment No. 136 to its Registration Statement on Form N-1A filed with the SEC on December 14, 2015.
[26]	Incorporated by reference to Registrant's Post-Effective Amendment No. 139 to its Registration Statement on Form N-1A filed with the SEC on April 22, 2016.
[27]	Incorporated by reference to Registrant's Post-Effective Amendment No. 141 to its Registration Statement on Form N-1A filed with the SEC on June 8, 2016.

Item 29. Persons controlled by or under Common Control with Registrant.

Jackson Variable Series Trust
JNL Investors Series Trust
JNL Strategic Income Fund LLC
JNL Variable Fund LLC
Jackson National Separate Account I
Jackson National Separate Account III
Jackson National Separate Account IV
Jackson National Separate Account V
JNLNY Separate Account I
JNLNY Separate Account II
JNLNY Separate Account IV

Item 30. Indemnification.

Article VIII of the Registrant's Agreement and Declaration of Trust provides that each of its Trustees and Officers (including persons who serve at the Registrant's request as directors, officers or trustees of another organization in which the Registrant has any interest as a shareholder, creditor or otherwise) (each, a "Covered Person") shall be indemnified by the Registrant against all liabilities and expenses that may be incurred by reason of being or having  been such a Covered Person, except that no Covered Person shall be indemnified against any liability to the Registrant or its shareholders to which such Covered Person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office.

Article VI of the Registrant's By-Laws provides the following:

The Trust shall provide any indemnification required by applicable law and shall indemnify Trustees, officers, agents and employees as follows:

(a)
The Trust shall indemnify any current or former Trustee, officer and agents of the Trust (including persons who serve at the Trust's request as directors, officers or trustees of another organization in which the Trust as any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a "Covered  Person") who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than action by or in the right of the Trust) by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding to the fullest extent authorized and in the manner permitted by applicable federal and state law, provided he or she acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful.  The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not reasonably believe his or her actions to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

(b)
The Trust shall indemnify any current and former Trustee or officer of the Trust who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that such person is or was such Trustee or officer or an employee or agent of the Trust, or is or was serving at the request of the Trust as a director, officer, employee or agent of another corporation, partnership, joint venture, Trust or other enterprise to the fullest extent authorized and in the manner permitted by applicable federal and state law, against expenses (including attorneys' fees), actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit.

(c)
To the extent that a Trustee or officer of the Trust has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in subparagraphs (a) or (b) above or in defense of any claim, issue or matter therein, such person shall be indemnified to the fullest extent authorized and in the manner permitted by applicable federal and state law against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity for the determination as to the standard of conduct as provided in subparagraph (d).

(d)
Expenses incurred in defending a civil or criminal action, writ or proceeding may be paid by the Trust in advance of the final disposition of such action, suit or proceeding, as authorized in the particular case, upon receipt of an undertaking by or on behalf of the Trustee or officer to repay such amount unless it shall ultimately be determined that such person is entitled to be indemnified by the Trust as authorized herein.  Such determination must be made by disinterested Trustees or independent legal counsel.  Prior to any payment being made pursuant to this paragraph, a majority of a quorum of the disinterested, non-party Trustees of the Trust, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

(e)
The Trust shall advance the expenses of Covered Persons who are parties to any Proceeding to the fullest extent authorized, and in the manner permitted, by applicable federal and state law.  For purposes of this paragraph, "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

(f)
Pursuant and subject to Article VI, the Trust shall indemnify each Covered Person against, or advance the expenses of any Covered Person for, the amount of any deductible provided in any liability insurance policy maintained by the Trust.

(g) Agents and employees of the Trust who are not Trustees or officers of the Trust may be indemnified under the same standards and procedures set forth above, in the discretion of the Board.

(h)
Any indemnification pursuant to this Article shall not be deemed exclusive of any other rights to which those indemnified may be entitled and shall continue as to a person who has ceased to be a Trustee or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

(i)
Nothing in the Declaration or in these By-Laws shall be deemed to protect any Trustee or officer of the Trust against any liability to the Trust or to its Shareholders to which such person would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person's office.

(j)
The Trust shall have the power to purchase and maintain insurance on behalf of any person against any liability asserted against or incurred by such person, whether or not the Trust would have the power to indemnify such person against such liability under the provisions of this Article.  Nevertheless, insurance will not be purchased or maintained by the Trust if the purchase or maintenance of such insurance would result in the indemnification of any person in contravention of any rule or regulation and/or interpretation of the Securities and Exchange Commission.

The foregoing indemnification arrangements are subject to the provisions of Section 17(h) of the Investment Company Act of 1940.

Insofar as indemnification by the Registrant for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted against the Registrant by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition to the above indemnification, Jackson National Life Insurance Company extends its indemnification of its own officers, directors and employees to cover such persons' activities as officers, trustees or employees of the Registrant.

Item 31. Business and Other Connections of Investment Adviser.

Incorporated herein by reference from the Prospectus and Statement of Additional Information relating to the Trust are the following: the description of the business of Jackson National Asset Management, LLC ("JNAMLLC") contained in the section entitled "Management of the Trust" of the Prospectus, and the biographical information pertaining to Messrs. Bouchard, Crowley, Gillespie, McLellan, Rybak, Wood, Fredricks, Harding, Koors, Nerud, Oprins, and Piszczek; and Mses. Bennett, Buiter, Carnahan, Crosser, Engler, Leeman, Rhee and Woodworth contained in the section entitled "Trustees and Officers of the Trust" and the description of JNAMLLC contained in the section entitled "Investment Adviser and Other Services" of the Statement of Additional Information.

Directors and Officers of JNAMLLC:

NAME	ADDRESS	PRINCIPAL OCCUPATION

Eric Bjornson	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President – Operations (12/2009 to 06/28/2014). Vice President – Operations (06/28/2014 to Present).

Karen Buiter	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President - Fund Reporting (04/15/2008 to 06/30/2011). Vice President - Financial Reporting (07/01/2011 to Present).

Garett Childs	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President, Corporate Finance and Controller (12/28/2013 to Present).

Maura Collins	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (12/20/2012 to 05/20/2015).

Michael A. Costello	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (06/30/2016 to present).

Steven J. Fredricks	1 Corporate Way Lansing, Michigan 48951	Chief Compliance Officer (02/2005 to Present). Senior Vice President (02/27/2013 to Present).

James Gilmore	1 Corporate Way Lansing, Michigan 48951	Vice President (06/24/2013 to 05/20/2015).

William Harding	1 Corporate Way Lansing, Michigan 48951	Vice President – Investment Management (10/2012 to 06/28/2014). Senior Vice President, Chief Investment Officer (06/28/2014 to Present).

Bradley O. Harris	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (12/01/2015 to Present).

Thomas P. Hyatte	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/15/2013 to 12/01/2015).

Leandra R. Knes	225 West Wacker Drive, Suite 1200 Chicago, Illinois 60606	Chairman (03/02/2011 to 10/15/2015); and Managing Board Member (03/02/2011 to 06/30/2016).

Daniel W. Koors	1 Corporate Way Lansing, Michigan 48951	Vice President (01/2007 to 01/2009). Chief Financial Officer (1/2007 to 04/10/2011). Senior Vice President (01/2009 to Present); and Chief Operating Officer (04/11/2011 to Present).

Mark B. Mandich	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present).

Thomas J. Meyer	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (11/2003 to 05/20/2015).

P. Chad Meyers	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (05/20/2015 to Present); and Chairman (10/15/2015 to Present).

Mark D. Nerud	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (01/01/2007 to 12/31/2010); and (05/20/2015 to Present). President (01/01/2007 to Present); and Chief Executive Officer (01/01/2010 to Present).

Joseph B. O'Boyle	1 Corporate Way Lansing, Michigan 48951	Vice President, Compliance (09/10/2015 to Present).

Gerard A.M. Oprins	1 Corporate Way Lansing, Michigan 48951	Senior Vice President (04/11/2011 to Present); and Chief Financial Officer (04/11/2011 to Present).

Michael Piszczek	1 Corporate Way Lansing, Michigan 48951	Assistant Vice President – Tax (11/2007 to 06/30/2011). Vice President – Tax (07/01/2011 to Present).

Alison Reed	7601 Technology Way Denver, CO 80237	Managing Board Member (06/30/2016 to present).

Susan S. Rhee	1 Corporate Way Lansing, Michigan 48951	Chief Legal Officer (07/2004 to 12/31/2009). Secretary (11/2000 to Present); General Counsel (01/01/2010 to Present); and Senior Vice President (01/01/2010 to Present).

Kristan L. Richardson	1 Corporate Way Lansing, Michigan 48951	Assistant Secretary (06/12/2014 to Present).

Jonathon Shiffer	1 Corporate Way Lansing, Michigan 48951	Vice President (12/31/2013 to 05/20/2015).

Heather R. Strang	1 Corporate Way Lansing, Michigan 48951	Managing Board Member (02/26/2014 to 05/20/2015).

AllianceBernstein L.P.; AQR Capital Management, LLC; BlackRock Investment Management, LLC; BlueBay Asset Management LLP; BlueBay Asset Management USA LLC; Brookfield Investment Management Inc., Capital Guardian Trust Company; Causeway Capital Management LLC; Century Capital Management, LLC;  Champlain Investment Partners, LLC; Chicago Equity Partners, LLC; ClearBridge Investments, LLC; Cooke & Bieler, L.P.; Cortina Asset Management, LLC; Crescent Capital Group, LP; Dimensional Fund Advisors L.P.; DoubleLine Capital LP; First Pacific Advisors, LLC; Franklin Advisers, Inc.; Franklin Mutual Advisers, LLC; Franklin Templeton Institutional, LLC; Goldman Sachs Asset Management, L.P.; Goldman Sachs Asset Management International; Granahan Investment Management, Inc.; Harris Associates L.P.; Invesco Advisers, Inc.; Invesco Asset Management Limited.; Invesco Hong Kong Limited; Ivy Investment Management Company; J.P. Morgan Investment Management Inc.; Lazard Asset Management LLC; LMCG Investments, LLC; Mellon Capital Management Corporation; Milliman Financial Risk Management LLC; Morgan Stanley Investment Management Inc., Neuberger Berman Fixed Income LLC, OppenheimerFunds, Inc.; Pacific Investment Management Company LLC; PPM America, Inc.; Red Rocks Capital LLC; Robeco Investment Management, Inc.; Scout Investments, Inc.; Standard & Poor's Investment Advisory Services LLC; Templeton Global Advisors Limited; Templeton Investment Counsel, LLC; T. Rowe Price Associates, Inc.; Victory Capital Management Inc.; Wellington Management Company, llp; Westchester Capital Management, LLC; Western Asset Management Company, the sub-advisers, co-sub-advisers, and sub-sub-advisers of certain funds of the Trust, are primarily engaged in the business of rendering investment advisory services. Reference is made to the most recent Form ADV and schedules thereto on file with the Commission for a description of the names and employment of the directors and officers of the sub-advisers and sub-sub-advisers and other required information:

SUB-ADVISERS, CO-SUB-ADVISERS, AND SUB-SUB-ADVISERS:	FILE NO.:

AllianceBernstein L.P.	801-56720
AQR Capital Management, LLC	801-55543
BlackRock Investment Management, LLC	801-56972
BlueBay Asset Management LLP	801-61494
BlueBay Asset Management USA LLC	801-77361
Brookfield Investment Management Inc.	801-34605
Capital Guardian Trust Company	801-60145
Causeway Capital Management LLC	801-60343
Century Capital Management, LLC	801-62860
Champlain Investment Partners, LLC	801-63424
Chicago Equity Partners, LLC	801-57280
ClearBridge Investments, LLC	801-64710
Cooke & Bieler, L.P.	801-60411
Cortina Asset Management, LLC	801-63066
Crescent Capital Group, LP	801-71747
Dimensional Fund Advisors L.P.	801-16283
DoubleLine Capital LP	801-70942
First Pacific Advisors, LLC	801-67160
Franklin Advisers, Inc.	801-26292
Franklin Mutual Advisers, LLC	801-53068
Franklin Templeton Institutional, LLC	801-60684
Goldman Sachs Asset Management, L.P.	801-37591
Goldman Sachs Asset Management International	801-38157
Granahan Investment Management, Inc.	801-23705
Harris Associates L.P.	801-50333
Invesco Advisers, Inc.	801-15211
Invesco Asset Management Limited	801-50197
Invesco Hong Kong Limited	801-47856
Ivy Investment Management Company	801-61515
J.P. Morgan Investment Management Inc.	801-21011
Lazard Asset Management LLC	801-6568
LMCG Investments, LLC	801-70357
Mellon Capital Management Corporation	801-19785
Milliman Financial Risk Management LLC	801-73056
Morgan Stanley Investment Management Inc.	801-15757
Neuberger Berman Fixed Income LLC	801-61757
OppenheimerFunds, Inc.	801-8253
Pacific Investment Management Company LLC	801-48187
PPM America, Inc.	801-40783
Red Rocks Capital LLC	801-67832
Robeco Investment Management, Inc.	801-61786
Scout Investments, Inc.	801-60188
Standard & Poor's Investment Advisory Services LLC	801-51431
Templeton Global Advisors Limited	801-42343
Templeton Investment Counsel, LLC	801-15125
T. Rowe Price Associates, Inc.	801-856
Victory Capital Management Inc.	801-46878
Wellington Management Company, llp	801-15908
Westchester Capital Management, LLC	801-72002
Western Asset Management Company	801-8162

Item 32. Principal Underwriters.

(a)
Jackson National Life Distributors LLC acts as general distributor for the Registrant. Jackson National Life Distributors LLC also acts as general distributor for the Jackson National Separate Account I, the Jackson National Separate Account III, the Jackson National Separate Account IV, the Jackson National Separate Account V, the JNLNY Separate Account I, the JNLNY Separate Account II, the JNLNY Separate Account IV, JNL Variable Fund LLC, JNL Investors Series Trust, JNL Strategic Income Fund LLC, and Jackson Variable Series Trust.

(b)	Directors and Officers of Jackson National Life Distributors LLC:

NAME AND BUSINESS ADDRESS:	POSITIONS AND OFFICERS WITH UNDERWRITER:

Gregory P. Cicotte 300 Innovation Drive Franklin TN, 37067	Manager

Michael A. Costello 1 Corporate Way Lansing, MI 48951	Manager

Julia A. Goatley 1 Corporate Way Lansing, MI 48951	Manager

Bradley O. Harris 300 Innovation Drive Franklin TN, 37067	Manager

James P. Sopha 1 Corporate Way Lansing, MI 48951	Manager

Ty Anderson 7601 Technology Way Denver, CO 80237	Assistant Vice President

Stephen M. Ash 7601 Technology Way Denver, CO 80237	Vice President

Jeffrey Bain 7601 Technology Way Denver, CO 80237	Vice President

Tyler Bain 7601 Technology Way Denver, CO 80237	Vice President

Brad Baker 7601 Technology Way Denver, CO 80237	Vice President

Erin Balcaitis 7601 Technology Way Denver, CO 80237	Vice President

Paul Ballain 7601 Technology Way Denver, CO 80237	Assistant Vice President

Lawrence Barredo 7601 Technology Way Denver, CO 80237	Assistant Vice President

Andrew Bowden 1 Corporate Way Lansing, MI 48951	General Counsel

J. Edward Branstetter, Jr. 7601 Technology Way Denver, CO 80237	Assistant Vice President

Tori Bullen 7601 Technology Way Denver, CO 80237	Senior Vice President

Brad Busey 7601 Technology Way Denver, CO 80237	Assistant Vice President

Eric Cantor 7601 Technology Way Denver, CO 80237	Assistant Vice President

Michelle L. Carroll 7601 Technology Way Denver, CO 80237	Assistant Vice President

Richard Catts 7601 Technology Way Denver, CO 80237	Vice President

Maura Collins 7601 Technology Way Denver, CO 80237	Executive Vice President, Chief Financial Officer and FinOp

Christopher Cord 7601 Technology Way Denver, CO 80237	Vice President

Kim Feul 7601 Technology Way Denver, CO 80237	Assistant Vice President

Justin Fitzpatrick 7601 Technology Way Denver, CO 80237	Vice President

Mark Godfrey 7601 Technology Way Denver, CO 80237	Vice President

Ashley Golson 300 Innovation Drive Franklin TN, 37067	Vice President

Luis Gomez 7601 Technology Way Denver, CO 80237	Vice President

Elizabeth Griffith 300 Innovation Drive Franklin TN, 37067	Senior Vice President

Katie Gallagher 7601 Technology Way Denver, CO 80237	Assistant Vice President

Paul Hardy 7601 Technology Way Denver, CO 80237	Assistant Vice President

Mona Hernandez 7601 Technology Way Denver, CO 80237	Assistant Vice President

Kelli Hill 7601 Technology Way Denver, CO 80237	Vice President

Thomas Hurley 7601 Technology Way Denver, CO 80237	Senior Vice President

Amanda Jenkins 1 Corporate Way Lansing, MI 48951	Assistant Secretary

Mark Jones 7601 Technology Way Denver, CO 80237	Vice President

Tammy Kelly 7601 Technology Way Denver, CO 80237	Assistant Vice President

Emily Livingstone 7601 Technology Way Denver, CO 80237	Assistant Vice President

Doug Mantelli 7601 Technology Way Denver, CO 80237	Senior Vice President

Tamu McCreary 7601 Technology Way Denver, CO 80237	Vice President

Timothy McDowell 7601 Technology Way Denver, CO 80237	Senior Vice President and Chief Compliance Officer

Jennifer Meyer 7601 Technology Way Denver, CO 80237	Vice President

Peter Meyers 7601 Technology Way Denver, CO 80237	Vice President

Diane Montana 7601 Technology Way Denver, CO 80237	Assistant Vice President

Steven O'Connor 7601 Technology Way Denver, CO 80237	Vice President

Allison Pearson 7601 Technology Way Denver, CO 80237	Vice President

John Poulsen 7601 Technology Way Denver, CO 80237	Executive Vice President, Sales Strategy

Jeremy D. Rafferty 7601 Technology Way Denver, CO 80237	Vice President

Alison Reed 7601 Technology Way Denver, CO 80237	Executive Vice President, Operations

Traci Reiter 7601 Technology Way Denver, CO 80237	Assistant Vice President

Kristan L. Richardson 1 Corporate Way Lansing, MI 48951	Secretary

Ryan Riggen 7601 Technology Way Denver, CO 80237	Assistant Vice President

Scott Romine 7601 Technology Way Denver, CO 80237	President and Chief Executive Officer

Tim Schauer 7601 Technology Way Denver, CO 80237	Assistant Vice President

Marilynn Scherer 7601 Technology Way Denver, CO 80237	Vice President

Marc Socol 7601 Technology Way Denver, CO 80237	Executive Vice President, National Sales Manager

Melissa Sommer 7601 Technology Way Denver, CO 80237	Vice President

Michael Spindler 7601 Technology Way Denver, CO 80237	Assistant Vice President

Daniel Starishevsky 7601 Technology Way Denver, CO 80237	Senior Vice President

Ryan Strauser 7601 Technology Way Denver, CO 80237	Vice President

Brian Sward 7601 Technology Way Denver, CO 80237	Senior Vice President

Jeremy Swartz 7601 Technology Way Denver, CO 80237	Vice President

Robin Tallman 7601 Technology Way Denver, CO 80237	Vice President and Controller

Brad Whiting 7601 Technology Way Denver, CO 80237	Vice President

Byron Wilson 7601 Technology Way Denver, CO 80237	Assistant Vice President

Phil Wright 7601 Technology Way Denver, CO 80237	Vice President

Item 33. Location of Accounts and Records

The accounts and records of the Registrant are located at the offices of the Registrant at 1 Corporate Way, Lansing, Michigan 48951, at 225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606, and at the following locations:

Office of the Custodian: JPMorgan Chase Bank, N.A.	270 Park Avenue, New York, New York 10017
Office of the Custodian: State Street Bank and Trust Company	200 Newport Avenue, Josiah Quincy Building – Floor 5 North Quincy, Massachusetts 02171
AllianceBernstein L.P.	1345 Avenue of the America, New York, New York 10105
AQR Capital Management, LLC	Two Greenwich Plaza, Greenwich, Connecticut 06830
BlackRock Investment Management, LLC	55 East 52nd Street, New York, New York 10055
BlueBay Asset Management LLP	77 Grosvenor Street, London UK W1K 3JR
BlueBay Asset Management USA LLC	Four Stamford Plaza, 107 Elm Street, Suite 512, Stamford, Connecticut 06902
Brookfield Investment Management Inc.	250 Vesey Street, 15th Floor, New York, New York 10281-1023
Capital Guardian Trust Company	333 South Hope Street, Los Angeles, California 90071
Causeway Capital Management LLC	11111 Santa Monica Boulevard, 15th Floor, Los Angeles, California 90025
Century Capital Management, LLC	100 Federal Street, 29th Floor, Boston, Massachusetts 02110-1802
Champlain Investment Partners, LLC	180 Battery Street, Suite 400, Burlington, Vermont 05401
Chicago Equity Partners, LLC	180 North Lasalle Street, Ste 3800, Chicago, Illinois 60601
ClearBridge Investments, LLC	620 8th Avenue, New York, New York 10018
Cooke & Bieler, L.P.	1700 Market Street, Suite 3222, Philadelphia, Pennsylvania 19103
Cortina Asset Management, LLC	825 North Jefferson Street, Suite 400, Milwaukee, Wisconsin 53202
Crescent Capital Group, LP	11100 Santa Monica Blvd., Suite 2000, Los Angeles, California 90025
Dimensional Fund Advisors L.P.	6300 Bee Cave Road, Building One, Austin, Texas 78746
DoubleLine Capital LP	333 South Grand Avenue, 18th Floor, Los Angeles, California 90071
First Pacific Advisors, LLC	11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064
Franklin Advisers, Inc.	One Franklin Parkway, San Mateo, California 94403
Franklin Mutual Advisers, LLC	101 John F. Kennedy Parkway, Short Hills, New Jersey, 07078
Franklin Templeton Institutional, LLC	600 Fifth Avenue, New York, New York 10020
Goldman Sachs Asset Management, L.P.	200 West Street, New York, New York, 10282
Goldman Sachs Asset Management International	Christchurch Court, 10-15 Newgate Street, London, England EC1A7HD
Granahan Investment Management, Inc.	404 Wyman Street, Suite 460, Waltham, Massachusetts 02451
Harris Associates L.P.	111 South Wacker Drive, Suite 4699, Chicago, IL 60606
Invesco Advisers, Inc.	1555 Peachtree, N.E., Atlanta, GA 30309
Invesco Asset Management Limited	Perpetual Park, Perputual Park Drive, Henley – on – Thames Oxfordshire, RG91HH, United Kingdom
Invesco Hong Kong Limited	41/F, Citibank Tower, 3 Garden Road, Central, Hong Kong
Ivy Investment Management Company	6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 66201-9217
J.P. Morgan Investment Management Inc.	270 Park Avenue, New York, New York 10017
Lazard Asset Management LLC	30 Rockefeller Plaza, New York, New York 10112
LMCG Investments, LLC	200 Clarendon Street, T-28, Boston, Massachusetts 02116
Mellon Capital Management Corporation	50 Fremont Street, Suite 3900, San Francisco, California 94105
Milliman Financial Risk Management LLC	71 South Wacker Drive, Suite 3100, Chicago, IL, 60606
Morgan Stanley Investment Management Inc.	522 Fifth Avenue, New York, New York, 10036
Neuberger Berman Fixed Income LLC	190 South LaSalle Street, Suite 2400, Chicago, Illinois 60603
OppenheimerFunds, Inc.	Two World Financial Center, 225 Liberty Street, 11th Floor, New York, New York 10281-1008
Pacific Investment Management Company LLC	840 Newport Center Drive, Newport Beach, California 92660
PPM America, Inc.	225 West Wacker Drive, Suite 1200, Chicago, Illinois 60606
Red Rocks Capital LLC	25188 Genesee Trail Road, Suite 250, Golden, Colorado 80401
Robeco Investment Management, Inc.	909 Third Avenue, 32nd Floor, New York, New York 10022
Scout Investments, Inc.	928 Grand Boulevard, Kansas City, Missouri 64106
Standard & Poor's Investment Advisory Services LLC	55 Water Street, New York, New York 10041
Templeton Global Advisors Limited	Lyford Cay, Nassau, Bahamas
Templeton Investment Counsel, LLC	300 S.E. 2nd Street, Fort Lauderdale, Florida 33301
T. Rowe Price Associates, Inc.	100 East Pratt Street, Baltimore, Maryland 21202
Victory Capital Management Inc.	4900 Tiedman Road, 4th Floor, Brooklyn, Ohio 44144-1226
Wellington Management Company, llp	280 Congress Street, Boston, Massachusetts 02210
Westchester Capital Management, LLC	100 Summit Lake Drive, Valhalla, New York 10595
Western Asset Management Company	385 East Colorado Boulevard, Pasadena, California 91101

Item 34. Management Services.

Not Applicable.

Item 35. Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act and the Investment Company Act, the Trust certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment under rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of Lansing and the State of Michigan on the 16th day of September, 2016.

JNL SERIES TRUST

/s/Susan S. Rhee
Susan S. Rhee
Vice President, Counsel, and Secretary

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment has been signed below by the following persons in the capacities and on the date indicated.

/s/Susan S. Rhee *	September 16, 2016
Michael Bouchard
Trustee

/s/Susan S. Rhee *	September 16, 2016
Ellen Carnahan
Trustee

/s/Susan S. Rhee *	September 16, 2016
William Crowley
Trustee

/s/Susan S. Rhee *	September 16, 2016
Michelle Engler
Trustee

/s/Susan S. Rhee *	September 16, 2016
John W. Gillespie
Trustee

/s/Susan S. Rhee *	September 16, 2016
Richard D. McLellan
Trustee

/s/Susan S. Rhee *	September 16, 2016
Mark D. Nerud
President and Trustee

/s/Susan S. Rhee *	September 16, 2016
William R. Rybak
Trustee

/s/Susan S. Rhee *	September 16, 2016
Edward C. Wood
Trustee

/s/Susan S. Rhee *	September 16, 2016
Patricia A. Woodworth
Trustee

/s/Susan S. Rhee *	September 16, 2016
Gerard A. M. Oprins
Vice President, Treasurer and Chief Financial Officer (Principal Financial Officer)

* By Susan S. Rhee, Attorney In Fact

SIGNATURES

JNL/AB Dynamic Asset Allocation Fund Ltd. (formerly, JNL/AllianceBernstein Dynamic Asset Allocation Fund Ltd.) has duly caused this Registration Statement of JNL Series Trust, with respect only to information that specifically relates to JNL/AB Dynamic Asset Allocation Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lansing, State of Michigan, on this 16th day of September, 2016.

JNL/AB DYNAMIC ASSET ALLOCATION FUND LTD.

/s/Susan S. Rhee *
Mark D. Nerud
Director of JNL/AB Dynamic Asset Allocation Fund Ltd.

This Registration Statement of JNL Series Trust, with respect only to information that specifically relates to the JNL/AB Dynamic Asset Allocation Fund Ltd., has been signed below by the following persons in the capacities on the dates indicated:

/s/Susan S. Rhee *	September 16, 2016
Daniel W. Koors
Director of JNL/AB Dynamic Asset Allocation Fund Ltd.

/s/Susan S. Rhee *	September 16, 2016
Mark D. Nerud
Director of JNL/AB Dynamic Asset Allocation Fund Ltd.

* By Susan S. Rhee, Attorney In Fact

SIGNATURES

JNL/AQR Managed Futures Strategy Fund Ltd. has duly caused this Registration Statement of JNL Series Trust, with respect only to information that specifically relates to JNL/AQR Managed Futures Strategy Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lansing, State of Michigan, on this 16th day of September, 2016.

JNL/AQR MANAGED FUTURES STRATEGY FUND LTD.

/s/Susan S. Rhee *
Mark D. Nerud
Director of JNL/AQR Managed Futures Strategy Fund Ltd.

This Registration Statement of JNL Series Trust, with respect only to information that specifically relates to the JNL/AQR Managed Futures Strategy Fund Ltd., has been signed below by the following persons in the capacities on the dates indicated:

/s/Susan S. Rhee *	September 16, 2016
Daniel W. Koors
Director of JNL/AQR Managed Futures Strategy Fund Ltd.

/s/Susan S. Rhee *	September 16, 2016
Mark D. Nerud
Director of JNL/AQR Managed Futures Strategy Fund Ltd.

* By Susan S. Rhee, Attorney In Fact

SIGNATURES

JNL/BlackRock Global Allocation Fund Ltd. has duly caused this Registration Statement of JNL Series Trust, with respect only to information that specifically relates to JNL/BlackRock Global Allocation Fund Ltd., to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Lansing, State of Michigan, on this 16th day of September, 2016.

JNL/BLACKROCK GLOBAL ALLOCATION FUND LTD.

/s/Susan S. Rhee *
Mark D. Nerud
Director of JNL/BlackRock Global Allocation Fund Ltd.

This Registration Statement of JNL Series Trust, with respect only to information that specifically relates to the JNL/BlackRock Global Allocation Fund Ltd., has been signed below by the following persons in the capacities on the dates indicated:

/s/Susan S. Rhee *	September 16, 2016
Daniel W. Koors
Director of JNL/BlackRock Global Allocation Fund Ltd.

/s/Susan S. Rhee *	September 16, 2016
Mark D. Nerud
Director of JNL/BlackRock Global Allocation Fund Ltd.

* By Susan S. Rhee, Attorney In Fact

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as trustees of JNL SERIES TRUST (33-87244), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Susan S. Rhee and Mark D. Nerud, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Michael J. Bouchard	January 1, 2016
Michael J. Bouchard

/s/ Ellen Carnahan	January 1, 2016
Ellen Carnahan

/s/ William J. Crowley, Jr.	January 1, 2016
William J. Crowley, Jr.

/s/ Michelle Engler	January 1, 2016
Michelle Engler

/s/ John W. Gillespie	January 1, 2016
John W. Gillespie

/s/Richard D. McLellan	January 1, 2016
Richard D. McLellan

/s/ Mark D. Nerud	January 1, 2016
Mark D. Nerud

/s/ William R. Rybak	January 1, 2016
William R. Rybak

/s/ Edward C. Wood	January 1, 2016
Edward C. Wood

/s/ Patricia A. Woodworth	January 1, 2016
Patricia A. Woodworth

/s/ Gerard A. M. Oprins	January 1, 2016
Gerard A. M. Oprins

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors of JNL/AB DYNAMIC ASSET ALLOCATION FUND LTD., a subsidiary of the JNL/AB Dynamic Asset Allocation Fund, a fund of the JNL Series Trust (33-87244), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Susan S. Rhee and Mark D. Nerud, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Mark D. Nerud	September 25, 2015
Mark D. Nerud

/s/ Daniel W. Koors	September 25, 2015
Daniel W. Koors

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors of JNL/AQR MANAGED FUTURES STRATEGY FUND LTD., a subsidiary of the JNL/AQR Managed Futures Strategy Fund, a fund of the JNL Series Trust (33-87244), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Susan S. Rhee and Mark D. Nerud, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Mark D. Nerud	September 25, 2015
Mark D. Nerud

/s/ Daniel W. Koors	September 25, 2015
Daniel W. Koors

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned as directors of JNL/BLACKROCK GLOBAL ALLOCATION FUND LTD., a subsidiary of the JNL/BlackRock Global Allocation Fund, a fund of the JNL Series Trust (33-87244), a Massachusetts business trust, which has filed or will file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and Investment Company Act of 1940, as amended, various Registration Statements and amendments thereto for the registration under said Acts of the sale of shares of beneficial interest of JNL Series Trust, hereby constitute and appoint Susan S. Rhee and Mark D. Nerud, his attorney, with full power of substitution and resubstitution, for and in his name, place and stead, in any and all capacities to approve and sign such Registration Statements and any and all amendments thereto and to file the same, with all exhibits thereto and other documents, granting unto said attorneys, each of them, full power and authority to do and perform all and every act and thing requisite to all intents and purposes as he might or could do in person, hereby ratifying and confirming that which said attorneys, or any of them, may lawfully do or cause to be done by virtue hereof.  This instrument may be executed in one or more counterparts.

IN WITNESS WHEREOF, the undersigned have herewith set their names as of the dates set forth below.

/s/ Mark D. Nerud	September 25, 2015
Mark D. Nerud

/s/ Daniel W. Koors	September 25, 2015
Daniel W. Koors

EXHIBIT LIST

Exhibit Number 28			Exhibit Description

(d)	(1)	(x)	Amendment, effective September 19, 2016, to Amended and Restated Investment Advisory and Management Agreement between JNAM and Registrant, effective July 1, 2013, attached hereto as EX 99.28(d)(1)(x).

(d)	(17)	(i)	Investment Sub-Advisory Agreement between JNAM and Champlain, effective September 19, 2016, attached hereto as EX 99.28(d)(17)(i).

(d)	(18)	(ii)	Amendment, effective July 11, 2016, to Investment Sub-Advisory Agreement between JNAM and Chicago, effective September 28, 2015, attached hereto as EX 99.28(d)(18)(ii).

(d)	(19)	(i)	Investment Sub-Advisory Agreement between JNAM and ClearBrdige, effective September 19, 2016, attached hereto as EX 99.28(d)(19)(i).

(d)	(26)	(iv)
Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Advisers, effective December 1, 2012, attached hereto as EX 99.28(d)(26)(iv).

(d)	(27)	(iv)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Mutual, effective December 1, 2012, attached hereto as EX 99.28(d)(27)(iv).

(d)	(28)	(v)
Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Franklin Templeton, effective December 1, 2012, attached hereto as EX 99.28(d)(28)(v).

(d)	(30)	(iii)	Amendment, effective September 19, 2016, to Investment Sub-Advisory Agreement between JNAM and Templeton Counsel, effective September 16, 2013, attached hereto as EX 99.28(d)(30)(iii).

(d)	(31)	(vi)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Goldman Sachs, effective December 1, 2012, attached hereto as EX 99.28(d)(31)(vi).

(d)	(39)	(vi)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and JPMorgan, effective December 1, 2012, attached hereto as EX 99.28(d)(39)(vi).

(d)	(42)	(xiv)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Mellon Capital, effective December 1, 2012, attached hereto as EX 99.28(d)(42)(xiv).

(d)	(46)	(vii)	Amendment, effective September 19, 2016, to Amended and Restated Investment Sub-Advisory Agreement between JNAM and Oppenheimer, effective December 1, 2012, attached hereto as EX 99.28(d)(46)(vii).

(d)	(54)	(i)	Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016, attached hereto as EX 99.28(d)(54)(i).

(d)	(54)	(ii)	Amendment, effective September 19, 2016, to Investment Sub-Advisory Agreement between JNAM and Victory, effective July 29, 2016, attached hereto as EX 99.28(d)(54)(ii).

(e)	(1)	(x)
Amendment, effective September 19, 2016, to Amended and Restated Distribution Agreement between Registrant and Jackson National Life Distributors, Inc., effective April 29, 2013, attached hereto as EX 99.28(e)(1)(x).

(g)	(3)	(vi)	Amendment, dated September 19, 2016, to Custody Agreement between Registrant, State Street, RICs and Cayman Entities, dated December 30, 2010, attached hereto as EX 99.28(g)(3)(vi).

(h)	(1)	(xvi)	Amendment, effective September 19, 2016, to Amended and Restated Administration Agreement between Registrant and JNAM, effective July 1, 2013, attached hereto as EX 99.28(h)(1)(xvi).

(h)	(10)	(v)	Amendment, dated September 19, 2016, to Management Fee Waiver Agreement (for certain Master-Feeder Funds), dated May 1, 2010, between Registrant and JNAM, attached hereto as EX 99.28(h)(10)(v).

(h)	(11)	(vii)	Amendment, dated September 19, 2016, to Management Fee Waiver Agreement (for certain funds), dated May 1, 2010, between Registrant and JNAM, attached hereto as EX 99.28(h)(11)(vii).

(h)	(34)	(x)	Amendment, September 19, 2016, to Amended and Restated Transfer Agency Agreement between Registrant and JNAM, dated February 28, 2012, attached hereto as EX 99.28(h)(34)(x).

(i)			Opinion and Consent of Counsel, attached hereto as EX 99.28(i).

(j)			Consent of Auditors, attached hereto as EX 99.28(j).

(m)	(1)	(x)	Amendment, effective September 19, 2016, to Distribution Plan, effective April 29, 2013, attached hereto as EX 99.28(m)(1)(x).

(n)	(1)	(viii)	Amendment, effective September 19, 2016, to Multiple Class Plan, effective April 29, 2013, attached hereto as EX 99.28(n)(1)(viii).

(p)	(2)		Code of Ethics for AllianceBernstein, dated January, 2016, attached hereto as EX 99.28(p)(2).

(p)	(5)		Code of Ethics for BlueBay, dated December, 2015, attached hereto as EX 99.28(p)(5).

(p)	(7)		Code of Ethics for Capital Guardian, dated April, 2016, attached hereto as EX 99.28(p)(7).

(p)	(8)		Code of Ethics for Causeway, dated June, 2016, attached hereto as EX 99.28(p)(8).

(p)	(13)		Code of Ethics for Cooke, dated January, 2016, attached hereto as EX 99.28(p)(13).

(p)	(14)		Code of Ethics for Cortina, dated September, 2015, attached hereto as EX 99.28(p)(14).

(p)	(16)		Code of Ethics for DFA, dated January, 2016, attached hereto as EX 99.28(p)(16).

(p)	(17)		Code of Ethics for DoubleLine, dated June, 2016, attached hereto as EX 99.28(p)(17).

(p)	(18)		Code of Ethics for First Pacific, dated February, 2016, attached hereto as EX 99.28(p)(18).

(p)	(19)
Code of Ethics for Franklin Templeton Investments, LLC (utilized by: Franklin Advisers, Franklin Mutual, Franklin Templeton, Templeton, and Templeton Counsel), dated October, 2015, attached hereto as EX 99.28(p)(19).

(p)	(22)		Code of Ethics for Harris, dated March, 2016, attached hereto as EX 99.28(p)(22).

(p)	(23)	(i)	Code of Ethics for Invesco, dated January, 2016, attached hereto as EX 99.28(p)(23)(i).

		(ii)	Code of Ethics for Invesco Asset Management Limited (Invesco UK Code of Ethics), dated January, 2016, attached hereto as EX 99.28(p)(23)(ii).

(p)	(25)		Code of Ethics for Ivy, dated August, 2015, attached hereto as EX 99.28(p)(25).

(p)	(26)		Code of Ethics for JPMorgan, dated March, 2016, attached hereto as EX 99.28(p)(26).

(p)	(28)		Code of Ethics for LMCG, dated November, 2015, attached hereto as EX 99.28(p)(28).

(p)	(29)
Code of Conduct for Mellon Capital, dated November, 2015; and Personal Securities Trading Policy, dated November, 2015, which are collectively considered Mellon Capital's Code of Ethics, attached hereto as EX 99.28(p)(29).

(p)	(30)		Code of Ethics for Milliman, dated May, 2016, attached hereto as EX 99.28(p)(30).

(p)	(33)		Code of Ethics for Oppenheimer, dated May, 2016, attached hereto as EX 99.28(p)(33).

(p)	(35)		Code of Ethics for Red Rocks, dated April, 2016, attached hereto as EX 99.28(p)(35).

(p)	(37)		Code of Ethics for Scout, dated April, 2016, attached hereto as EX 99.28(p)(37).

(p)	(38)		Code of Business Ethics for McGraw-Hill Companies, dated January, 2016 and Securities Disclosure Policy, dated December, 2015, attached hereto as EX 99.28(p)(38).

(p)	(41)		Code of Ethics for Wellington, dated July, 2015, attached hereto as EX 99.28(p)(41).

(p)	(42)		Code of Ethics for Westchester, dated October, 2015, attached hereto as EX 99.28(p)(42).

(p)	(43)		Code of Ethics (US) for Western, dated January, 2016, attached hereto as EX 99.28(p)(43).